As filed with the Securities and Exchange Commission on January 14, 2003.

                          U.S. SECURITIES AND EXCHANGE
                             COMMISSION Washington,
                                   D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

     [ ]  Pre-effective Amendment No. __ [ ] Post-effective Amendment No. 1
                        (Check appropriate box or boxes)

                                   PBHG FUNDS
                    -----------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                            1400 Liberty Ridge Drive
                            Wayne, Pennsylvania 19087
                   ------------------------------------------
                    (Address of Principal Executive Offices)

                  Registrant's Telephone Number: (610) 647-4100

                     Name and Address of Agent for Service:

                                HAROLD J. BAXTER
                        Pilgrim Baxter & Associates, Ltd.
                            1400 Liberty Ridge Drive
                            Wayne, Pennsylvania 19087

                                   Copies to:

THOMAS H. DUNCAN, ESQUIRE                      JOHN M. ZERR, ESQUIRE
Ballard Spahr Andrews & Ingersoll, LLP         Pilgrim Baxter & Associates, Ltd.
1225 17th Street                               1400 Liberty Ridge Drive
Suite 2300                                     Wayne, Pennsylvania  19087
Denver, Colorado  80202

         It is proposed that this Registration Statement will become effective immediately upon filing pursuant to Rule 485(b).

         The title of the securities being registered is PBHG Class Shares of PBHG Technology & Communications Fund. No filing fee is due in reliance on
Section 24(f) of the Investment Company Act of 1940.

                  PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND
                                 A PORTFOLIO OF
                                   PBHG FUNDS
                                 P.O. BOX 219534
                           KANSAS CITY, MISSOURI 64121
                                                                January 10, 2003

Dear Shareholder:

         Enclosed is a combined proxy statement and prospectus seeking your approval of a proposed combination of PBHG Global Technology & Communications Fund ("Global Tech Fund"), an investment portfolio of PBHG Funds ("PBHG Funds"), with PBHG Technology & Communications Fund ("PBHG Tech Fund"), which is also an investment portfolio of PBHG Funds.

         The investment objectives of PBHG Tech Fund and Global Tech Fund are the same. Both funds seek long-term growth of capital. PBHG Tech Fund seeks to meet its objective by investing at least 80% of its assets in common stocks of companies doing business in the technology and communications sector of the market, including computer software and hardware, network and cable broadcasting, semiconductors, defense, data storage and retrieval, and biotechnology. Global Tech Fund seeks to meet its objective by investing at least 80% of its assets in common stocks of U.S. and non-U.S. companies and American Depositary Receipts ("ADRs") of non-U.S. companies doing business in the technology and communications sector of the market. Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") serves as the investment adviser to both funds.

         PBHG Tech Fund is a larger fund than Global Tech Fund and the net assets of Global Tech Fund have decreased from approximately $117 million in August 2000 to approximately $16 million at September 30, 2002. Since its inception, Global Tech Fund has underperformed its benchmark, the PSE Technology Index(R). PBHG Tech Fund's ratio of expenses to net assets is significantly lower than that of Global Tech Fund. Pilgrim Baxter has advised the Board of Trustees that in light of Global Tech Fund's decreasing asset base, poor performance relative to its benchmark and higher expense ratio, Global Tech Fund will not be able to attract sufficient assets for continued long-term viability. After considering various alternatives, the Board of Trustees concluded that combining Global Tech Fund with PBHG Tech Fund would serve the best interests of Global Tech Fund and its shareholders. The accompanying document describes the proposed transaction and compares the investment policies, operating expenses and performance of the two funds for your evaluation.

         You are being asked to approve a Plan of Reorganization for Global Tech Fund which provides for the reclassification and change of the outstanding shares of Global Tech Fund into shares of PBHG Tech Fund based upon their respective net asset values. After careful consideration, the Board of Trustees recommends that you vote FOR the proposal after carefully reviewing the enclosed materials.

         YOUR VOTE IS IMPORTANT. Please take a moment now to sign and return your proxy card in the enclosed postage paid return envelope. If we do not hear from you after a reasonable amount of time you may receive a telephone call from our proxy solicitor reminding you to vote your shares. You may also vote your shares on the web at http://www.proxyvote.com by following the instructions that appear on the enclosed proxy insert, or by calling the telephone number printed on your proxy card and following the instructions provided.

                                   Sincerely,




                                    /S/ HAROLD J. BAXTER
                                    Harold J. Baxter
                                    Chairman

                  PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND
                                 A PORTFOLIO OF
                                   PBHG FUNDS
                                 P.O. BOX 219534
                           KANSAS CITY, MISSOURI 64121

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MARCH 6, 2003


         NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of PBHG Global Technology & Communications Fund ("Global Tech Fund"), an investment portfolio of PBHG Funds ("PBHG Funds"), will be held at the offices of Pilgrim Baxter & Associates, Ltd., 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087-5593, on March 6, 2003, at 10:00 a.m., local time, for the following purposes:

         1. To approve a Plan of Reorganization (the "Plan of Reorganization") for Global Tech Fund and the consummation of the transactions contemplated therein. The Plan of Reorganization provides for the reclassification and change of the issued and outstanding Global Tech Fund shares into shares of PBHG Technology & Communications Fund ("PBHG Tech Fund") of the same class (the "Reorganization"). The value of each Global Tech Fund shareholder's account with PBHG Tech Fund immediately after the Reorganization will be the same as the value of such shareholder's account with Global Tech Fund immediately prior to the Reorganization. The Reorganization has been structured as a tax-free transaction. An amendment to the Declaration of Trust of PBHG Funds will be approved by PBHG Funds' Board of Trustees in connection with the Reorganization to effect the reclassification of the Global Tech Fund shares.

         2. To transact any other business, not currently contemplated, that may properly come before the Special Meeting, in the discretion of the proxies or their substitutes.

         Shareholders of record as of the close of business on December 16, 2002, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

         YOU ARE INVITED TO ATTEND THE SPECIAL MEETING, BUT IF YOU CANNOT DO SO, PLEASE COMPLETE AND RETURN IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY AS PROMPTLY AS POSSIBLE, WHICH IS BEING SOLICITED BY THE MANAGEMENT OF PBHG FUNDS. THIS IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. YOU MAY ALSO VOTE YOUR SHARES BY CALLING THE TELEPHONE NUMBER ON YOUR PROXY CARD, OR ON THE WEB AT HTTP://WWW.PROXYVOTE.COM. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO PBHG FUNDS AT ANY TIME BEFORE THE PROXY IS EXERCISED OR BY VOTING IN PERSON AT THE SPECIAL MEETING.




                                    /S/ JOHN M. ZERR
                                    John M. Zerr
                                    Secretary
January 10, 2003

                  PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND
                      PBHG TECHNOLOGY & COMMUNICATIONS FUND
                               EACH A PORTFOLIO OF
                                   PBHG FUNDS
                                 P.O. BOX 219534
                           KANSAS CITY, MISSOURI 64121
                            TOLL FREE: (800) 433-0051

                     COMBINED PROXY STATEMENT AND PROSPECTUS


                                                         Dated: January 10, 2003


         This document is being furnished to you in connection with the Special Meeting of Shareholders of PBHG Global Technology & Communications Fund ("Global Tech Fund"), an investment portfolio of PBHG Funds, a Delaware statutory trust ("PBHG Funds"), to be held on March 6, 2003 (the "Special Meeting").

         At the Special Meeting you will be asked to consider and approve a Plan of Reorganization (the "Plan of Reorganization") for Global Tech Fund and the consummation of the transactions described therein, as further described in this Combined Proxy Statement and Prospectus (the "Reorganization"). THE BOARD OF TRUSTEES OF PBHG FUNDS HAS UNANIMOUSLY APPROVED THE PLAN OF REORGANIZATION AS BEING IN THE BEST INTERESTS OF GLOBAL TECH FUND SHAREHOLDERS.

         The Plan of Reorganization provides for the reclassification of the shares of Global Tech Fund and the change of the outstanding shares of Global Tech Fund into shares of PBHG Technology & Communications Fund ("PBHG Tech Fund") based upon the net asset values of the two funds. All of the assets and liabilities of Global Tech Fund will become assets and liabilities of PBHG Tech Fund. The value of your account with PBHG Tech Fund immediately after the Reorganization will be the same as the value of your account with Global Tech Fund immediately before the Reorganization.

         PBHG Tech Fund is an investment portfolio of PBHG Funds, an open-end, series management investment company. The investment objectives of PBHG Tech Fund and Global Tech Fund are the same. Both funds seek long-term growth of capital. PBHG Tech Fund seeks to meet its objective by investing at least 80% of its assets in common stocks of companies doing business in the technology and communications sector of the market, including computer software and hardware, network and cable broadcasting, semiconductors, defense, data storage and retrieval, and biotechnology. Global Tech Fund seeks to meet its objective by investing at least 80% of its assets in common stocks of U.S. and non-U.S. companies and American Depositary Receipts ("ADRs") of non-U.S. companies doing business in the technology and communications sector of the market. Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") serves as the investment adviser to both funds. See "Comparison of Investment Objectives, Policies and Restrictions."

         This Combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus") sets forth the information that you should know before voting on the Plan of Reorganization. It should be read and retained for future reference. The Statement of Additional Information related to this Proxy Statement/Prospectus, dated January 10, 2003, is available on request and without charge by contacting PBHG Funds at the address or telephone number below, and is hereby incorporated by reference.

         The current prospectus for both Global Tech Fund and PBHG Tech Fund, dated July 29, 2002 as supplemented through January 7, 2003, together with the related Statement of Additional Information also dated July 29, 2002 as supplemented through January 7, 2003, are on file with the Securities and Exchange Commission (the "SEC") and are incorporated into this Proxy Statement/Prospectus by this reference. A copy of the current prospectus of PBHG Funds, including PBHG Tech Fund, is attached as Appendix II to this Proxy Statement/Prospectus. These documents are also available without charge by writing to PBHG Funds, P.O. Box 219534, Kansas City, Missouri 64121-9534, or by calling (800) 433-0051. The SEC maintains a Web site at http://www.sec.gov that contains the prospectus and statement of additional information described above, material incorporated by reference, and other information about PBHG Funds. You can obtain additional information about Global Tech Fund and PBHG Tech Fund on the Web at http://www.pbhgfunds.com.

         AS WITH ALL OTHER MUTUAL FUND SECURITIES, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER THE INFORMATION IN THIS PROXY STATEMENT/PROSPECTUS IS ADEQUATE OR ACCURATE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

                            TABLE OF CONTENTS

                                                                     Page
INTRODUCTION .......................................................   1
SUMMARY ............................................................   2
         Reorganization ............................................   2
         Background and Reasons for the Reorganization .............   2
         Comparison of PBHG Tech Fund and Global Tech Fund .........   3
ANNUAL FUND OPERATING EXPENSES .....................................   5
RISK FACTORS .......................................................   6
         Comparative Risks .........................................   6
         Risks Associated with PBHG Tech Fund ......................   6
COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS .....   6
         Investment Objectives .....................................   6
         Investment Policies .......................................   6
         Investment Restrictions ...................................   7
         Financial Highlights ......................................   8
ADDITIONAL INFORMATION ABOUT THE PLAN OF REORGANIZATION ............   9
         The Reorganization ........................................   9
         Board Considerations ......................................   9
         Other Terms ...............................................  10
         Federal Income Tax Consequences ...........................  11
         Capital Loss Carryforward .................................  12
CAPITALIZATION .....................................................  13
ADDITIONAL INFORMATION ABOUT THE FUNDS .............................  13
         Investment Management .....................................  13
MANAGEMENT'S DISCUSSION AND ANALYSIS OF PERFORMANCE ................  13
RIGHTS OF SHAREHOLDERS .............................................  16
OWNERSHIP OF GLOBAL TECH FUND AND PBHG TECH FUND SHARES ............  16
         Significant Holders .......................................  16
         Ownership of Trustees and Officers ........................  16
LEGAL MATTERS ......................................................  17
INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ......  17
ADDITIONAL INFORMATION ABOUT PBHG TECH FUND ........................  17
APPENDIX I .....................................  Plan of Reorganization
APPENDIX II ..................................  Prospectus of PBHG Funds

                                  INTRODUCTION

         This Proxy Statement/Prospectus is furnished to you in connection with the solicitation of proxies by PBHG Funds' Board of Trustees for use at the Special Meeting of Shareholders of Global Tech Fund to be held at the offices of Pilgrim Baxter & Associates, Ltd., 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087-5593, on March 6, 2003, at 10:00 a.m., local time. That meeting and any adjournments thereof are referred to as the "Special Meeting."

         We expect to solicit proxies principally by mail, but we may also solicit proxies by telephone, facsimile, telegraph or personal interview. Our officers will not receive any additional or special compensation for solicitation activities. We have also engaged the services of Georgeson Shareholder Communications, Inc. to assist in the solicitation of proxies. Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter"), the investment adviser for each fund, will reimburse Global Tech Fund and PBHG Tech Fund for the costs and expenses they incur in connection with the Reorganization. For Global Tech Fund, this will include expenses incurred in preparing, printing and mailing proxy materials for the Special Meeting and proxy solicitation costs. The cost of the solicitation of proxies is anticipated to be approximately $20,000.

         All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions they contain. If no instructions are given, shares represented by proxies will be voted FOR the proposal to approve the Plan of Reorganization and in accordance with management's recommendation on other matters. The presence in person or by proxy of one-third of the outstanding shares of Global Tech Fund entitled to vote at the Special Meeting will constitute a quorum.

         At the Special Meeting, a quorum being present, approval of the Reorganization requires the affirmative vote of a majority of the votes cast at the Special Meeting. Abstentions and broker non-votes will be counted as shares present at the Special Meeting for quorum purposes but will not be considered votes cast for or against approval of the Reorganization at the Special Meeting. Broker non-votes arise from a proxy returned by a broker holding shares for a customer which indicates that the broker has not been authorized by the customer to vote on a proposal. If you return a proxy, you may revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of PBHG Funds. In addition, although mere attendance at the Special Meeting will not revoke a proxy, if you attend the Special Meeting, you may withdraw your proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

         Shareholders of record as of the close of business on December 16, 2002 (the "Record Date"), are entitled to vote at the Special Meeting. On the Record Date, there were outstanding 8,634,668.119 shares of Global Tech Fund. Each share held entitles a shareholder to one vote for each dollar of net asset value of shares held by the shareholder.

         We intend to mail this Proxy Statement/Prospectus and the accompanying proxy on or about January 15, 2003.

                                     SUMMARY


REORGANIZATION
         The Plan of Reorganization provides for the reclassification and change of the issued and outstanding Global Tech Fund shares into PBHG Tech Fund shares (the "Reorganization"). If shareholders of Global Tech Fund approve the Plan of Reorganization and other closing conditions are satisfied, all of the assets and liabilities of Global Tech Fund will become the assets and liabilities of PBHG Tech Fund, and the issued and outstanding PBHG Class shares of Global Tech Fund will be changed into PBHG Class shares of PBHG Tech Fund that have a net asset value equal to the value of the Global Tech Fund net assets immediately prior to the Reorganization. The value of each Global Tech Fund shareholder's account with PBHG Tech Fund immediately after the Reorganization will be the same as the value of such shareholder's account with Global Tech Fund immediately prior to the Reorganization. A copy of the Plan of Reorganization is attached as Appendix I to this Proxy Statement/Prospectus. See "Additional Information About the Plan of Reorganization" below.

         We will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP, to the effect that the Reorganization will constitute a tax-free reorganization for Federal income tax purposes. Thus, shareholders will not have to pay Federal income taxes as a result of the Reorganization. See "Additional Information About the Plan of Reorganization - Federal Tax Consequences" below.

         PBHG Tech Fund is a non-diversified investment portfolio of PBHG Funds, an open-end series management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The principal offices of PBHG Funds are located in Wayne, Pennsylvania (telephone: (800) 433-0051).


BACKGROUND AND REASONS FOR THE REORGANIZATION

         The Board of Trustees of PBHG Funds, including each of the independent trustees, has determined that the reorganization of Global Tech Fund into PBHG Tech Fund is in the best interests of both funds and their shareholders and that the interests of the shareholders of each fund will not be diluted as a result of the Reorganization.

         In evaluating the proposed Reorganization, the Board of Trustees considered a number of factors, including:

         o The   compatibility  of  the  investment   objectives  and  principal
           investment strategies of the two funds.

         o The performance track records of the two funds.

         o The potential for greater operating efficiencies of the combined funds.

         o The tax-free nature of the Reorganization for Federal income tax purposes.

         o The undertaking by Pilgrim Baxter to reimburse each fund for the expenses of the Reorganization.

         o The comparative expenses of the two funds.

         The Board of Trustees considered the fact that PBHG Tech Fund is a larger fund than Global Tech Fund and the total net assets of Global Tech Fund have decreased from approximately $117 million in August 2000 to approximately $16 million, as of September 30, 2002. As of September 30, 2002, PBHG Tech Fund had net assets of approximately $243 million. Both PBHG Tech Fund and Global Tech Fund have underperformed their benchmark index, the PSE Technology Index(R), in recent periods. Additionally, from May 31, 2000, Global Tech Fund's inception date, until September 30, 2002, PBHG Tech Fund's average annual total return was -58.52%, and Global Tech Fund's average annual total return was -51.37%.

         However, Pilgrim Baxter advised the Board that PBHG Tech Fund's ratio of expenses to net assets is lower than that of Global Tech Fund. For the period April 1, 2002 to October 31, 2002, PBHG Tech Fund's ratio of expenses to net assets was approximately 0.51% lower than the expenses of Global Tech Fund. Moreover, Pilgrim Baxter has contractually agreed to waive that portion, if any, of Global Tech Fund's management fee and to pay certain expenses of the fund to the extent necessary to ensure that the fund's total annual operating expenses do not exceed 2.15%. This expense waiver expires on March 31, 2003. Pilgrim Baxter advised the Board that it does not presently intend to continue such fee waiver. Absent such fee waiver, Global Tech Fund's annual total operating expenses, expressed as a percentage of net assets, are expected to exceed those of PBHG Tech Fund by approximately 1.19%.

         Accordingly, Pilgrim Baxter advised the Board of Trustees that in light of its decreasing asset base, poor performance relative to its benchmark and higher expense ratio, it did not believe that Global Tech Fund could attract sufficient assets within a reasonable period of time to remain viable as a separate investment portfolio. After considering alternatives for the future of Global Tech Fund, the Board of Trustees concluded that Global Tech Fund should be combined with PBHG Tech Fund.

         For additional information concerning the deliberations of the Board of Trustees on the Plan of Reorganization, see "Additional Information About the Plan of Reorganization."


COMPARISON OF PBHG TECH FUND AND GLOBAL TECH FUND

         INVESTMENT OBJECTIVE AND POLICIES

         The investment objectives of Global Tech Fund and PBHG Tech Fund are the same. Each fund seeks to provide investors with long term growth of capital. Current income is incidental to PBHG Tech Fund's goal. In addition, the funds follow similar investment strategies to achieve their investment objectives.

         PBHG Tech Fund normally invests at least 80% of its assets in common stocks of companies doing business in the technology and communications sector of the market. The fund is concentrated, which means it will invest 25% or more of its total assets in the group of industries within that sector. These industries may include computer software and hardware, network and cable broadcasting, semiconductors, defense, data storage and retrieval, and biotechnology.

         Global Tech Fund normally will invest at least 80% of its assets in common stocks of U.S. and non-U.S. companies and American Depositary Receipts ("ADRs") of non-U.S. companies doing business in the technology and communications sector of the market. The fund is also concentrated, which means it will invest 25% or more of its total assets in the group of industries within that sector.

         INVESTMENT ADVISORY SERVICES

         Pilgrim Baxter serves as investment adviser to both funds.

         Pilgrim Baxter is an indirect, wholly owned subsidiary of Old Mutual plc ("Old Mutual"). Old Mutual is an international financial services group based in London, with operations in life assurance, asset management, banking and general insurance. Old Mutual's principal offices are located at 3rd Floor, Landsdowne House, 57 Berkeley Square, London, WIX 50H, United Kingdom.

         SALES CHARGES

         No sales charges are applicable to the Reorganization.

         Shares of PBHG Tech Fund and Global Tech Fund are sold without an initial sales charge.

         PERFORMANCE

         Average total returns for the periods indicated for PBHG Class shares of PBHG Tech Fund are shown below. The tables also compare the average annual returns of PBHG Tech Fund to those of a broad based securities market index. PBHG Tech Fund is authorized to issue Advisor Class shares which bear different expenses than PBHG Class shares. Past performance cannot guarantee comparable future results.


         [BAR CHART OMITTED, PLOT POINTS FOLLOWS]


1996     54.42%
1997      3.32%
1998     26.00%
1999    243.89%
2000    -43.69%
2001    -52.38%


         The year-to-date return of PBHG Tech Fund as of September 30, 2002 was -59.06%.

                          BEST QUARTER: Q4 1999 111.54%

                          WORST QUARTER: Q4 2000 -50.95%


                          AVERAGE ANNUAL TOTAL RETURNS
                                 PBHG TECH FUND
                    (FOR THE PERIODS ENDED DECEMBER 31, 2001)


                                                                                               SINCE INCEPTION
PBHG CLASS SHARES                                     1 YEAR                 5 YEARS              (9/29/95)
                                                      ------                 ------                 ------
Return Before-Taxes                                   -52.38%                 3.72%                 13.03%
Return After-Taxes on Distributions                   -52.38%                 1.85%                 11.26%
Return After-Taxes on Distributions and
   Sale of Fund Shares                                -31.90%(2)              3.06%(2)              10.95%
---------------------------------------------------------------------------------------------------------------------------
PSE Technology Index(R)(1) (reflects no
   deductions for fees, expenses or taxes)            -15.42%                23.49%                 21.82%

(1) The since inception return for the PSE Technology Index(R) was calculated as of September 30, 1995.

(2) When the return after taxes on distributions and sale of shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of PBHG Tech Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

         Prior to November 2, 1999, PBHG Tech Fund was diversified and did not concentrate its investments. Therefore, the fund's performance prior to November 2, 1999, may not be indicative of how it will perform in the future.

         After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or certain individual retirement accounts.

         PBHG Tech Fund's year-to-date return as of November 30, 2002 was -46.25%, as compared to -44.15% for Global Tech Fund.

         DISTRIBUTION; PURCHASE, EXCHANGE AND REDEMPTION

         Shares of PBHG Tech Fund and Global Tech Fund are both distributed by PBHG Fund Distributors. Purchase and redemption procedures are the same for PBHG Tech Fund and Global Tech Fund. Shares of PBHG Tech Fund and Global Tech Fund may be exchanged for shares of other funds of PBHG Funds.

         OPERATING EXPENSES

         Shares of PBHG Tech Fund are a no-load investment, which means there are no fees or charges to buy or sell shares, to reinvest dividends or to exchange into other funds.

         A mutual fund's annual operating expenses are deducted from fund assets. Therefore, shareholders indirectly pay the fund's annual operating expenses. Information on the annual operating expenses of PBHG Class shares of PBHG Tech Fund and Global Tech Fund is shown below. Pro forma estimated expenses of PBHG Tech Fund, giving effect to the Reorganization, are also provided.


                                                            ANNUAL FUND OPERATING EXPENSES

                                        PBHG TECH FUND           GLOBAL TECH FUND           PBHG TECH FUND PRO FORMA
                                        ---------------           ---------------           ------------------------
Management Fees                               0.85%                   1.50%                          0.85%
12b-1 Fees                                     None                    None                           None
Other Expenses                                0.74(1)                 1.28(1)                        0.93(3)
Total Fund Operating Expenses                 1.59%                   2.78%                          1.78%
                                              -----                   -----                          -----
Fee Waiver                                     --                     0.63                            --
Net Expenses                                  1.59%                   2.15%(2)                       1.78%
                                              =====                   =====                          =====


(1) Other Expenses have been restated to reflect expense arrangements in effect for the period April 1, 2002 to September 30, 2002.

(2) For the fiscal year ending March 31, 2003, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by Global Tech Fund and to pay certain expenses of the fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 2.15%. In any fiscal year in which the fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 2.15%, the fund's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the fund's behalf during the previous two fiscal years. The Board made no reimbursement election during the fiscal year ended March 31, 2002. At March 31, 2002, the amount of advisory fee waiver and reimbursement of third party expenses by the adviser subject to possible reimbursement for the fund was $124,745. This amount is not subject to reimbursement from PBHG Tech Fund.

(3) Other Expenses have increased due to the decline in net assets of PBHG Tech Fund. Other Expenses are projected based on net assets of the combined funds on September 30, 2002. Approximately 0.03% of the increase in Other Expenses is expected to result from the combination of the two funds.

         HYPOTHETICAL EXAMPLE OF EFFECT OF EXPENSES

         This example can help you to compare the cost of investing in the funds to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the funds for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the net expenses stated above for the one year period and the total expenses (which do not reflect any expense limitations) for years two through ten. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                       ONE           THREE            FIVE              TEN
                                                       YEAR          YEARS            YEARS            YEARS
                                                       ------        ------           ------           ------
Global Tech Fund PBHG Class                            $218           $803            $1,414           $3,063
PBHG Tech Fund PBHG Class                              $162           $502              $866           $1,889
PBHG Tech Fund PBHG Class Pro Forma                    $181           $560              $964           $2,095

         FURTHER INFORMATION

         Additional information concerning PBHG Tech Fund is contained in this Proxy Statement/Prospectus and in the current prospectus for PBHG Funds that is attached hereto as Appendix II. Further information concerning Global Tech Fund can also be found in the PBHG Funds prospectus. The cover page describes how you may obtain further information.

                                  RISK FACTORS

COMPARATIVE RISKS

         Both PBHG Tech Fund and Global Tech Fund seek to provide investors with long-term growth of capital. Both funds seek to achieve their investment objectives by, under normal market conditions, investing at least 80% of their assets in companies doing business in the technology and communications sector of the market, including computer software and hardware, network and cable broadcasting, semiconductors, defense, data storage and retrieval, and biotechnology. As a result, the risks of investing in the funds are similar.

         Global Tech Fund invests in companies in the technology and communications sector of the market in at least three different countries, one of which may include the U.S. Some of these countries may be construed as emerging or developing by the international finance community. Global Tech Fund's potentially greater exposure to foreign markets may provide greater geographical diversification that could provide some protection against risk of loss in times of declining domestic markets. However, investments in emerging or developing countries may be subject to extreme volatility because, in general, these countries' economies are less developed, their political structures are less stable and their financial markets are less liquid than more developed nations.

RISKS ASSOCIATED WITH PBHG TECH FUND

         PBHG Tech Fund is non-diversified which means, as compared to a diversified fund, it invests a higher percentage of its assets in a limited number of stocks in order to achieve a potentially greater investment return than a more diversified fund. As a result, the price change of a single security, positive or negative, has a greater impact on PBHG Tech Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

         PBHG Tech Fund is concentrated which means, as compared to a non-concentrated fund, it invests a higher percentage of its assets in specific industries within the technology and communications sectors of the market in order to achieve a potentially greater investment return. As a result, the economic, political and regulatory developments in a particular industry, positive or negative, have a greater impact on PBHG Tech Fund's net asset value and will cause its shares to fluctuate more than if the fund did not concentrate its investments.

         The value of an investment in PBHG Tech Fund will go up and down, which means you could lose money.

         The prices of the securities in PBHG Tech Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

         Securities of technology and communications companies are strongly affected by worldwide scientific and technological developments and governmental laws, regulations and policies and, therefore, are generally more volatile than securities of companies not dependent upon or associated with technology and communications issues.

         Although PBHG Tech Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

         An investment in PBHG Tech Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.


         COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVES

         The investment objective of PBHG Tech Fund and Global Tech Fund is the same. Both funds seek to provide investors long-term growth of capital. Current income is incidental to PBHG Tech Fund's goal.

INVESTMENT POLICIES

         A description of the investment policies of each of PBHG Tech Fund and Global Tech Fund is provided below.

         PBHG TECH FUND

         Under normal market conditions, the fund, a non-diversified fund, will invest at least 80% of its assets in common stocks of companies doing business in the technology and communications sector of the market. In addition, the fund is concentrated, which means it will invest 25% or more of its total assets in the group of industries within that sector. These industries may include computer software and hardware, network and cable broadcasting, semiconductors, defense, data storage and retrieval, and biotechnology.

         The fund invests in companies that may be responsible for breakthrough products or technologies or may be positioned to take advantage of cutting-edge developments. The fund's holdings may range from smaller companies developing new technologies or pursuing scientific breakthroughs to large, blue chip firms with established track records in developing, using or marketing scientific advances.

         Pilgrim Baxter uses its fundamental research, computer models and proprietary measures of growth and business momentum in managing this fund. The fund may sell a security for a variety of reasons, such as a deterioration in fundamentals or to invest in a company with more attractive growth prospects.

         The annual turnover rate of the investments of PBHG Tech Fund was 185% for the year ended March 31, 2002. That rate of portfolio turnover will result in higher transaction costs, and may result in additional taxes, for shareholders of PBHG Tech Fund.

         GLOBAL TECH FUND

         Under normal market conditions, the fund, a non-diversified fund, will invest at least 80% of its assets in common stocks of U.S. and non-U.S. companies and American Depositary Receipts ("ADRs") of non-U.S. companies doing business in the technology and communications sector of the market. In addition, the fund is concentrated, which means it will invest 25% or more of its total assets in the group of industries within that sector. These industries may include computer software and hardware, network and cable broadcasting, semiconductors, defense, data storage and retrieval, and biotechnology.

         The fund invests in companies that may be responsible for breakthrough products or technologies or may be positioned to take advantage of cutting-edge developments. These companies will be in at least three different countries, one of which may include the U.S. Some of these countries may be considered emerging or developing by the international finance community. The fund's holdings may range from smaller companies developing new technologies or pursuing scientific breakthroughs to large, blue chip firms with established track records in developing, using or marketing scientific advances.

         Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth and business momentum in managing this fund. The fund may sell a security for a variety of reasons, such as a deterioration in fundamentals or to invest in a company with more attractive growth prospects.

         PBHG TECH FUND MANAGEMENT

         Pilgrim Baxter's technology team is primarily responsible for the day-to-day management of PBHG Tech Fund. Pilgrim Baxter's team is led by the following individuals:

         o Gary L. Pilgrim, CFA. Mr. Pilgrim is president of Pilgrim Baxter and has been a growth stock manager for over 31 years.

         o Michael S. Sutton, CFA. Mr. Sutton is Chief Investment Officer of Pilgrim Baxter. Mr. Sutton joined Pilgrim Baxter in October, 1999 from Loomis, Sayles & Co., where he worked for seven years as a portfolio manager of several large cap growth portfolios. Prior to that, Mr. Sutton was a large cap growth portfolio manager with Stein, Roe & Farnham.

         o Jerome J. Heppelman, CFA. Mr. Heppelman joined Pilgrim Baxter in 1994 as a Vice President of Marketing/Client Service. Prior to joining Pilgrim Baxter, Mr. Heppelman worked in the Investment Advisory Group for SEI Investments.

         o Raymond J. McCaffrey, CFA. Mr. McCaffrey joined Pilgrim Baxter as a portfolio manager and analyst in 1997. Prior to joining Pilgrim Baxter, Mr. McCaffrey worked for 2 years as a portfolio manager and analyst at Pitcairn Trust Company. His 12 years of investment experience also include positions at Cypress Capital Management, Independence Capital Management and Fidelity Bank.

INVESTMENT RESTRICTIONS

         Since Global Tech Fund and PBHG Tech Fund are each a separate series of PBHG Funds, each fund is currently subject to the same investment restrictions.

                              FINANCIAL HIGHLIGHTS

         Shown below are the financial highlights for PBHG Class shares of PBHG Tech Fund for the fiscal years ended March 31, 1998-2002 audited by PricewaterhouseCoopers LLP and for the unaudited six-month period ended September 30, 2002. The "Report of Independent Accountants" and financial statements included in PBHG Tech Fund's annual report to shareholders for the fiscal year ended March 31, 2002, are hereby incorporated by reference into this Proxy Statement/Prospectus. PBHG Tech Fund's semi-annual report to shareholders, which contains additional unaudited performance information, is available without charge upon request made to PBHG Funds at the address or telephone number appearing on the cover page of this Proxy Statement/Prospectus.


                                          PBHG TECH FUND PBHG CLASS SHARES

                                                         SIX MONTHS
                                                            ENDED
                                                         SEPTEMBER 30,                     YEAR ENDED MARCH 31,
                                                              2002      ------------------------------------------------------
                                                          (UNAUDITED)     2002**     2001**      2000**     1999**      1998
                                                        -------------   --------  ---------   ----------  --------   ---------
Net asset value, beginning of period                         $14.79       $19.70     $85.02       $27.59    $19.27     $14.63
                                                           --------     --------  ---------   ----------  --------   --------
Income from investment operations:
  Net investment income                                      (0.07)       (0.21)     (0.46)       (0.54)    (0.19)     (0.23)
  Net gains (losses) on securities
    (both realized and unrealized)                           (8.01)       (4.70)    (59.61)        62.84      8.80       5.72
                                                           --------     --------  ---------   ----------  --------   --------
  Total from investment operations                           (8.08)       (4.91)    (60.07)        62.30      8.61       5.49
                                                           --------     --------  ---------   ----------  --------   --------
Less distributions:
Dividends from net investment income                           0.00         0.00       0.00         0.00      0.00       0.00
                                                           --------     --------  ---------   ----------  --------   --------
Distributions from net realized gains                          0.00         0.00     (5.25)       (4.87)    (0.29)     (0.85)
                                                           --------     --------  ---------   ----------  --------   --------
Total distributions                                            0.00         0.00     (5.25)       (4.87)    (0.29)     (0.85)
                                                           --------     --------  ---------   ----------  --------   --------
Net asset value, end of period                                $6.71       $14.79     $19.70       $85.02    $27.59     $19.27
                                                           --------     --------  ---------   ----------  --------   --------
Total return(c)                                           (54.63)%+     (24.92)%   (74.20)%      233.99%     5.33%     38.29%
                                                           --------     --------  ---------   ----------  --------   --------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $237,306     $581,091   $920,965   $3,843,946  $536,405   $495,697
                                                           --------     --------  ---------   ----------  --------   --------
Net asset value, beginning of period                         $14.79       $19.70     $85.02       $27.59    $19.27     $14.63
Ratio of expenses to average net assets                      1.59%*        1.39%      1.25%        1.19%     1.34%      1.30%
                                                           --------     --------  ---------   ----------  --------   --------
Ratio of Expense to average net assets
         (including expense reduction)                       1.56%*        1.38%      1.25%        1.19%     1.34%      1.30%
Ratio of net investment income (loss)
               to average net assets.                      (1.43)%*      (1.17)%    (0.81)%      (0.96)%   (0.96)%    (0.91)%
Ratio of expenses to average net assets
(excluding waivers and expense reduction)                    1.59%*        1.39%      1.25%        1.19%     1.34%      1.30%
Ratio of net investment income (loss) to average net
   assets (excluding waivers and expense reduction)        (1.46)%*      (1.19)%    (0.81)%      (0.96)%   (0.96)%    (0.91)%
                                                           --------     --------  ---------   ----------  --------   --------
Portfolio turnover rate                                    126.08%+      185.33%    291.41%      362.38%   276.07%    259.89%

 *Annualized
**Per share calculations performed using average shares for the period. + Total return and portfolio turnover have not been annualized.

             ADDITIONAL INFORMATION ABOUT THE PLAN OF REORGANIZATION

         The terms and conditions under which the Reorganization may be consummated are set forth in the Plan of Reorganization. The deliberations of the Board of Trustees concerning the Reorganization and significant provisions of the Plan of Reorganization are summarized below. A copy of the Plan of Reorganization is attached as Appendix I to this Proxy Statement/Prospectus.

THE REORGANIZATION

         Pursuant to the Plan of Reorganization the issued and outstanding PBHG Class shares of Global Tech Fund will become shares of PBHG Tech Fund. This means that shares of Global Tech Fund will be changed into PBHG Class shares of PBHG Tech Fund having an aggregate net asset value equal to the value of the net assets of Global Tech Fund immediately prior to the Reorganization. To complete the reclassification, PBHG Funds will credit shares of PBHG Tech Fund to Global Tech Fund's shareholders. The value of each Global Tech Fund shareholder's account with PBHG Tech Fund immediately after the Reorganization will be the same as the value of such shareholder's account with Global Tech Fund immediately prior to the Reorganization. Shareholders will not pay any sales charge in connection with the Reorganization.

         The Reorganization will be consummated through an amendment to PBHG Funds' Declaration of Trust in the form attached to the Plan of Reorganization. All of the assets and liabilities of Global Tech Fund will become assets and liabilities of PBHG Tech Fund.

         Each share of PBHG Tech Fund entitles a shareholder to one vote for each dollar of net asset value of shares held by the shareholder, to participate equally in dividends and distributions declared by the Board of Trustees with respect to a class of shares of PBHG Tech Fund and, upon liquidation of PBHG Tech Fund, to participate proportionately in its net assets allocable to a class after satisfaction of the outstanding liabilities allocable to that class. Fractional shares of PBHG Tech Fund have proportionately the same rights, including voting rights as are provided for full shares.

         Consummation of the Reorganization is expected to occur on March 7, 2003, at 4:30 p.m. Eastern Time on the basis of values calculated as of the close of regular trading on the New York Stock Exchange on that day.

BOARD CONSIDERATIONS

         The Board of Trustees of PBHG Funds determined that the proposed Reorganization of Global Tech Fund is in the best interests of the shareholders of Global Tech Fund and PBHG Tech Fund, and recommended approval of the Plan of Reorganization by Global Tech Fund shareholders at the Special Meeting. A summary of the information that was presented to, and considered by, the Board of Trustees in making their determination is provided below.

         At a meeting of the Board of Trustees held on October 21, 2002, Pilgrim Baxter proposed that the Board of Trustees approve the proposed Reorganization of Global Tech Fund. The Trustees received from Pilgrim Baxter written materials that described the structure and tax consequences of the proposed Reorganization and contained information concerning Global Tech Fund and PBHG Tech Fund, including comparative historical total return, fee and expense information and a comparison of the investment policies of the two funds.

         In considering the proposed Reorganization, the Board of Trustees noted that Global Tech Fund and PBHG Tech Fund have the same investment objective.

         Pilgrim Baxter proposed the Reorganization because investors have not viewed Global Tech Fund as an attractive investment alternative. The net assets of Global Tech Fund have decreased significantly from approximately $117 million in August 2000 to approximately $16 million as of September 30, 2002. PBHG Tech Fund's total assets at September 30, 2002 were approximately $243 million. The combined assets of the two funds should provide a more stable base for management because daily purchases and redemptions of shares should have a less significant impact on the size of the combined fund.

         The information presented to the Board of Trustees by Pilgrim Baxter demonstrated that since inception both Global Tech Fund and PBHG Tech Fund have underperformed their benchmark index, the PSE Technology Index(R). The Board of Trustees also considered the following performance information:

              AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2002

                                                      SINCE GLOBAL TECH
                     PAST 1 YEAR  PAST 2 YEARS   FUND'S INCEPTION (5/31/2000)
                     -----------  -----------    ----------------------------
   Global Tech Fund    -38.82%       -59.45%               -51.37%
   PBHG Tech Fund      -44.22%       -69.08%               -58.82%


         As of September 30, 2002, PBHG Tech Fund's average annual total return since inception (September 25, 1995) is -1.80%.

         The Board of Trustees noted that the ratio of expenses to net assets of PBHG Tech Fund is lower than that of Global Tech Fund. For the period April 1, 2002, to October 31, 2002, PBHG Tech Fund's ratio of expenses to net assets was approximately 0.51% lower than that of Global Tech Fund. The contractual expense waiver currently applicable to Global Tech Fund, under which Pilgrim Baxter has agreed to waive management fees or reimburse expenses such that Global Tech Fund's expense ratio does not exceed 2.15%, expires March 31, 2003. Pilgrim Baxter has advised the Board of Trustees that it does not presently intend to continue such fee waiver and expense reimbursement. Absent such fee waiver, Global Tech Fund's annual total operating expenses are expected to exceed those of PBHG Tech Fund by approximately 1.19%.

         Pilgrim Baxter advised the Board that the Reorganization would likely result in a slight increase in the expenses of PBHG Tech Fund. The expenses of PBHG Tech Fund have recently increased as a result of a decline in PBHG Tech Fund's net assets. An increase of approximately 0.03% is expected to result from the combination of Global Tech Fund with PBHG Tech Fund. This increase is primarily the result of the additional transfer agent expenses incurred by the combined funds due to the smaller average shareholder account size of Global Tech Fund.

         However, Pilgrim Baxter also advised the Board that it expects, but can not guarantee, that PBHG Tech Fund may provide better returns than Global Tech Fund in the future and may be able to gather assets more quickly after the Reorganization as the domestic technology market rebounds more quickly than the global technology market. Such additional assets are expected to result in economies of scale that may lead to a reduction of PBHG Tech Fund's expenses below current levels. In addition, although Global Tech Fund's performance has been better than PBHG Tech Fund's in recent periods, the Board noted that, absent the existing fee waiver and expense reimbursement arrangement with Pilgrim Baxter, Global Tech Fund's decreasing asset base will result in its expenses, expressed as a percentage of net assets, continuing to rise, thereby reducing its returns to its shareholders.

         The Board of Trustees further noted that the value of each shareholder's account with PBHG Tech Fund immediately after the Reorganization will be the same as the value of that shareholder's account with Global Tech Fund immediately prior to the Reorganization meaning that there will be no dilution of the value of the shares of either fund. No initial sales or other charges will be imposed on any of the shares of PBHG Tech Fund acquired by the shareholders of Global Tech Fund in connection with the Reorganization. The Board also noted that Pilgrim Baxter has agreed to reimburse Global Tech Fund and PBHG Tech Fund for costs and expenses they incur in connection with the Reorganization.

         Finally, the Board of Trustees reviewed the principal terms of the Plan of Reorganization. The Board of Trustees noted that Global Tech Fund would be provided with an opinion of counsel that the Reorganization would be tax-free as to Global Tech Fund and its shareholders.

         At the meeting of the Board of Trustees, based upon their evaluation of the information presented to them, the Board of Trustees determined that the proposed Reorganization will not dilute the interests of Global Tech Fund or PBHG Tech Fund shareholders and is in the best interests of shareholders of Global Tech Fund and PBHG Tech Fund in light of the above-mentioned factors. Therefore, the Board of Trustees recommended the approval of the Plan of Reorganization by the shareholders at the Special Meeting.

OTHER TERMS

         Completion of the Reorganization is subject to various conditions, including the following:

         o All consents, approvals, permits and authorizations required to be obtained from governmental authorities, including the SEC and state securities commissions, to permit the parties to carry out the transactions contemplated by the Plan of Reorganization shall have been received;

         o The Plan of Reorganization, the amendment to the Declaration of Trust and related trust matters shall have been approved by the affirmative vote of a majority of the votes cast by Global Tech Fund shareholders present at the Special Meeting;

         o The net assets of Global Tech Fund to be acquired by PBHG Tech Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Global Tech Fund immediately prior to the Reorganization;

         o The dividend or dividends as described in the Plan of Reorganization shall have been declared;

         o PBHG Funds shall have received an opinion of Ballard Spahr Andrews & Ingersoll, LLP ("BSA&I") to the effect that consummation of the transactions contemplated by the Plan of Reorganization will constitute a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and that the shareholders of Global Tech Fund will recognize no gain or loss to the extent that they receive shares of PBHG Tech Fund in exchange for their shares of Global Tech Fund in accordance with the Plan of Reorganization; and

         o PBHG Funds shall have received an opinion of BSA&I addressed to and in form and substance satisfactory to PBHG Funds, to the effect that the Plan of Reorganization has been duly authorized and approved by all requisite action of PBHG Funds and the holders of the shares of Global Tech Fund.

FEDERAL INCOME TAX CONSEQUENCES

         The following is a general summary of the material Federal income tax consequences of the Reorganization and is based upon the current provisions of the Code, the existing Treasury regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and judicial decisions, all of which are subject to change. The principal Federal income tax consequences that are expected to result from the Reorganization, under currently applicable law, are as follows:

         o The Reorganization will qualify as a "reorganization" within the meaning of Section 368(a) of the Code;

         o No gain or loss will be recognized by Global Tech Fund upon the reclassification of its assets to PBHG Tech Fund;

         o No gain or loss will be recognized by any shareholder of Global Tech Fund upon the exchange of shares of Global Tech Fund solely for shares of PBHG Tech Fund;

         o The tax basis of the shares of PBHG Tech Fund to be received by a shareholder of Global Tech Fund will be the same as the tax basis of the shares of Global Tech Fund surrendered in exchange therefor;

         o The holding period of the shares of PBHG Tech Fund to be received by a shareholder of Global Tech Fund will include the holding period for which such shareholder held the shares of Global Tech Fund exchanged therefor, provided that such shares of Global Tech Fund are capital assets in the hands of such shareholder as of the date the Reorganization is consummated;

         o No gain or loss will be recognized by PBHG Tech Fund upon the issuance of its shares as consideration for the reclassification of the assets of Global Tech Fund as part of the assets of PBHG Tech Fund;

         o The tax basis of the assets of Global Tech Fund in the hands of PBHG Tech Fund will be the same as the tax basis of such assets in the hands of Global Tech Fund immediately prior to the Reorganization;

         o The holding period of the assets of Global Tech Fund to be received by PBHG Tech Fund will include the holding period of such assets in the hands of Global Tech Fund immediately prior to the Reorganization; and

         o Pursuant to Sections 381(a) and (b) of the Code and Sections 1.381(a)-1 and 1.381(b)-1 of the Income Tax Regulations, the tax year of Global Tech Fund will end on the date the Reorganization is consummated and PBHG Tech Fund will succeed to and take into account the items of Global Tech Fund described in Section 381(c) of the Code, subject to the provisions and limitations specified in Sections 381, 382, 383 and 384 of the Code, and the regulations thereunder.

         As a condition to closing, BSA&I will render a favorable opinion to PBHG Funds as to the foregoing Federal income tax consequences of the Reorganization, which opinion will be conditioned upon the accuracy, as of the date of closing, of certain representations made by PBHG Funds upon which BSA&I will rely in rendering its opinion, which representations include, but are not limited to, the following (taking into account for purposes thereof any events that are part of the Plan of Reorganization, regardless of their date of occurrence):

         o There is no plan or intention by the shareholders of Global Tech Fund to redeem a number of shares of PBHG Tech Fund received in the Reorganization that would reduce the Global Tech Fund shareholders' ownership of PBHG Tech Fund shares to a number of shares having a value, as of the date the Reorganization is consummated, of less than 50% of the value of all of the formerly outstanding shares of Global Tech Fund as of the date the Reorganization is consummated;

         o During the five-year period ending on the date of consummation of the
           Reorganization: (i) neither PBHG Tech Fund, nor any person related to PBHG Tech Fund, will have acquired Global Tech Fund shares with consideration other than PBHG Tech Fund shares; (ii) neither Global Tech Fund, nor any person related to Global Tech Fund, will have acquired such Global Tech Fund shares with consideration other than PBHG Tech Fund shares or Global Tech Fund shares, except for shares redeemed in the ordinary course of Global Tech Fund's business as an open-end investment company under the 1940 Act; and (iii) no distributions will have been made with respect to Global Tech Fund's shares (other than ordinary, normal, regular, dividend distributions made pursuant to Global Tech Fund's historic dividend paying practice), either directly or through any transaction, agreement, or arrangement with any other person, except for distributions required to maintain Global Tech Fund's status as a "regulated investment company" ("RIC") under the Code or made to avoid incurring liability for federal excise tax;

         o There is no plan or intention for PBHG Tech Fund or any person related to PBHG Tech Fund, to acquire, during the five-year period beginning on the date of consummation of the Reorganization, with consideration other than PBHG Tech Fund shares, PBHG Tech Fund shares issued in the Reorganization, either directly or through any transaction, agreement, or arrangement with any other person, except that PBHG Tech Fund may acquire such shares in the ordinary course of its business as a series of an open-end diversified management investment company operating under the 1940 Act;

         o The aggregate value of all acquisitions of shares of Global Tech Fund (for consideration other than shares of PBHG Tech Fund), redemptions and distributions made or contemplated by either Global Tech Fund or PBHG Tech Fund in connection with the Reorganization will not exceed 50% of the value (without giving effect to such acquisitions, redemptions and distributions) of Global Tech Fund on the date of consummation of the Reorganization;

         o Following the Reorganization, PBHG Tech Fund will continue the historic business of Global Tech Fund (for this purpose "historic business" shall mean the business most recently conducted by Global Tech Fund which was not entered into in connection with the Reorganization) or use a significant portion of Global Tech Fund's historic business assets in its business;

         o At the direction of Global Tech Fund, PBHG Tech Fund will issue directly to each Global Tech Fund shareholder in the Reorganization shares of PBHG Tech Fund having a net asset value equal to the net asset value of the Global Tech Fund shares exchanged therefor; Global Tech Fund will transfer all of its assets and liabilities to PBHG Tech Fund in the Reorganization; and Global Tech Fund will terminate its existence as an investment portfolio of PBHG Funds on, or as soon as practicable after, the date the Reorganization is consummated;

         o PBHG Tech Fund does not plan or intend to sell or otherwise dispose of any of the assets of Global Tech Fund acquired in the Reorganization, except that PBHG Tech Fund may sell up to 66% of such assets in the ordinary course of its business in a manner consistent with its investment objectives and policies or in order to maintain its status as a RIC under the Code;

         o PBHG Tech Fund, Global Tech Fund and the shareholders of Global Tech Fund will pay their respective expenses, if any, incurred in connection with the Reorganization in accordance with current IRS guidelines, except that Pilgrim Baxter may reimburse Global Tech Fund for certain such expenses pursuant to its investment advisory agreement with PBHG Funds;

         o PBHG Tech Fund will acquire at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by Global Tech Fund immediately before the Reorganization, including for this purpose any amounts used by Global Tech Fund to pay its reorganization expenses and all redemptions and distributions made by Global Tech Fund after the commencement of negotiations regarding the Reorganization (other than redemptions pursuant to a demand of a shareholder in the ordinary course of Global Tech Fund's business as an open-end diversified management investment company under the 1940 Act and regular, normal dividends not in excess of the requirements of Section 852 of the Code); and

         o PBHG Tech Fund and Global Tech Fund have each elected to be taxed as a RIC under Section 851 of the Code and will each have qualified for the special Federal tax treatment afforded RICs under the Code for all taxable periods (including the last short taxable period of Global Tech Fund ending on the date the Reorganization is consummated and the taxable year of PBHG Tech Fund that includes the date the Reorganization is consummated).

CAPITAL LOSS CARRYFORWARD

         Global Tech Fund had capital loss carryforwards available to offset future capital gains of approximately $154 million as of September 30, 2002. Absent realized capital gain net income, approximately $70 million of these capital loss carryforwards would expire in the fiscal year ending March 31, 2010, and approximately $84 million would expire in the fiscal year ending March 31, 2011. Under Section 381 of the Code, PBHG Tech Fund will succeed to the capital loss carryforwards of Global Tech Fund if, as described above, the transfer of the assets of Global Tech Fund to PBHG Tech Fund qualifies as a "reorganization" under Section 368(a) of the Code. However, because of limitations imposed under Section 382 of the Code, PBHG Tech Fund will not be able to utilize approximately $148 million of such capital loss carryforwards prior to their expiration if the Reorganization is consummated.

         PBHG Tech Fund had capital loss carryforwards available to offset future capital gains of approximately $2 billion as of March 31, 2002. Absent realized capital gain net income, approximately $117 million of these capital loss carryforwards would expire in the fiscal year ending March 31, 2009, and approximately $1.9 billion would expire in the fiscal year ending March 31, 2010. No additional limitation will be imposed on the utilization of these capital loss carryforwards by PBHG Tech Fund if the Reorganization is consummated.

         THE DESCRIPTION OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION PROVIDED ABOVE IS MADE WITHOUT REGARD TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY SHAREHOLDER OF GLOBAL TECH FUND. GLOBAL TECH FUND SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC CONSEQUENCES TO THEM OF THE REORGANIZATION, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.


                                 CAPITALIZATION

         The following tables set forth as of November 29, 2002, (i) the capitalization of PBHG Tech Fund PBHG Class shares, (ii) the capitalization of Global Tech Fund PBHG Class shares and (iii) the pro forma capitalization of PBHG Tech Fund PBHG Class shares as adjusted to give effect to the transactions contemplated by the Plan of Reorganization.

                                    PBHG TECH FUND SHARES      GLOBAL TECH FUND SHARES          PBHG TECH FUND PRO FORMA
                                    ---------------------      -----------------------          ------------------------
Net Assets                           $308,073,502                   $19,851,749                      $327,925,251
Shares Outstanding                     34,966,312                     8,652,533                        37,221,935
Net Asset Value Per Shares                   8.81                          2.29                              8.81

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

INVESTMENT MANAGEMENT

         Pilgrim Baxter will continue to serve as investment adviser to PBHG Tech Fund pursuant to an investment advisory agreement. Pursuant to the investment advisory agreement, Pilgrim Baxter will provide a program of continuous investment management for PBHG Tech Fund, and make investment decisions and place orders to purchase and sell securities for PBHG Tech Fund in accordance with its investment objective, policies and limitations. For its services, Pilgrim Baxter is entitled to an annual management fee in the amount of 0.85% of the fund's average daily net assets.


               MANAGEMENT'S DISCUSSION AND ANALYSIS OF PERFORMANCE

         A discussion of the performance of PBHG Tech Fund taken from its annual report to shareholders for the fiscal year ended March 31, 2002, is set forth below.

         PERFORMANCE

         PBHG TECHNOLOGY AND COMMUNICATIONS FUND'S PBHG CLASS SHARES DECLINED 24.92% AND THE ADVISOR CLASS DECLINED 25.13% VERSUS THE 9.71% DECLINE OF THE WIT SOUNDVIEW 100 INDEX AND THE POSITIVE 3.68% RETURN OF ITS BENCHMARK, THE PSE TECHNOLOGY INDEX(R) FOR THE YEAR ENDED MARCH 31, 2002.

         PORTFOLIO DISCUSSION

         THE PAST TWELVE MONTHS HAVE SEEMED LIKE A ROLLERCOASTER FOR TECHNOLOGY INVESTORS. STOCKS SPORADICALLY ROSE ON FAINT SIGNS OF A POTENTIAL RECOVERY IN THE BROAD ECONOMY, ONLY TO RESUME THEIR DOWNWARD SLIDE IN RESPONSE TO WEAK FUNDAMENTAL RESULTS, INCONCLUSIVE MACRO-ECONOMIC DATA AND HORRIBLE AND UNPREDICTABLE GEOPOLITICAL EVENTS. THROUGHOUT MOST OF 2001, THE STOCK MARKET WAS CONSTANTLY SEARCHING FOR THE PROVERBIAL "BOTTOM", NOWHERE MORE SO THAN IN THE TECHNOLOGY SECTOR.

         THE "BOTTOM" FOR TECHNOLOGY INVESTORS HAS BECOME DEFINED BY AN END TO THE STAGGERING DROP-OFF IN INFORMATION TECHNOLOGY SPENDING BY ENTERPRISES AND A RESUMPTION OF CAPITAL EXPENDITURES BY TELECOMMUNICATIONS SERVICE PROVIDERS. THE YEAR BEGAN WITH CAUTIOUS OPTIMISM, DRIVEN PRIMARILY BY EXPECTATIONS THAT THE FEDERAL RESERVE WOULD AGGRESSIVELY EMPLOY MONETARY EASING IN AN ATTEMPT TO BREATHE LIFE INTO AN ECONOMY HARD HIT BY THE EXCESSES OF 1999 AND 2000. AS 2001 GRADUALLY PROGRESSED, THE FEDERAL RESERVE ATTEMPTED TO REVIVE THE WEAKENING ECONOMY WITH THE RECORD 11 RATE CUTS. EXACERBATED BY THE EVENTS OF SEPTEMBER 11, HOWEVER, THE ECONOMY FAILED TO RESPOND QUICKLY TO THE FED'S AGGRESSIVE ACTIONS. THE RASH OF EXCESSIVE INVESTMENTS THAT CHARACTERIZED 1999 AND 2000 ENDED UP PUNISHING THE TECHNOLOGY SECTOR HARDEST. ENTERING 2001 THE TECHNOLOGY SECTOR WAS STILL SUFFERING FROM THE BURSTING OF THE "INTERNET BUBBLE", WHICH HAD TEMPORARILY CRIPPLED THOSE COMPANIES MANUFACTURING INFRASTRUCTURE HARDWARE AND SOFTWARE. AT THE SAME TIME, THE RECESSION IN THE TELECOMMUNICATIONS INDUSTRY WAS JUST BEGINNING AND WOULD COME TO DEEPEN OVER THE ENSUING TWELVE MONTHS.

         WE DID NOT MAKE RADICAL CHANGES TO THE FUND'S POSITIONING ENTERING THE PERIOD. OUR LARGEST WEIGHTINGS CONTINUED TO BE IN THE TELECOMMUNICATIONS EQUIPMENT AND DATA-NETWORKING SECTORS. IN HINDSIGHT, THIS PROVED PROBLEMATIC, AS THIS SECTOR WOULD EXIT THE YEAR AS ONE OF THE WORST PERFORMERS IN THE TECHNOLOGY ARENA. A STEADY STREAM OF DRAMATIC REDUCTIONS IN GLOBAL CAPITAL EXPENDITURES BY TELECOMMUNICATIONS SERVICES PROVIDERS RESULTED IN DISMAL PERFORMANCE IN 2001. ONE BRIGHT SPOT WAS

OUR INVESTMENT IN CISCO SYSTEMS. ALTHOUGH ONE OF OUR LARGEST POSITIONS IN THE INDUSTRY, ITS POSITIVE RETURN DURING THE YEAR DID NOT OFFSET THE LOSSES SUSTAINED BY SOME OF OUR OTHER HOLDINGS IN NEXT GENERATION EQUIPMENT VENDORS SUCH AS CIENA, JUNIPER NETWORKS, ONI SYSTEMS AND REDBACK NETWORKS. WHILE WE HAD REDUCED OUR POSITIONS IN THESE NAMES THROUGHOUT THE YEAR, WE UNDERESTIMATED THE MAGNITUDE AND THE PACE OF THE SPENDING CUTS PLAGUING THE TELECOMMUNICATIONS INDUSTRY. IN RETROSPECT, THE SHORTFALLS IN OUR INVESTMENT STRATEGIES ARE NOW APPARENT. WHILE DATA TRAFFIC CONTINUED ITS RAPID RATE OF GROWTH IN 2001, SEVERAL OPPOSING FORCES CAUSED THE AGGREGATE FLOOD OF CAPITAL EXPENDITURE TO CEASE ABRUPTLY. THE IMPLOSION AND RESULTING FINANCIAL FAILURE OF THE HUNDREDS OF EMERGING COMPETITIVE LOCAL EXCHANGE CARRIERS (CLECS) NOT ONLY ERADICATED A KEY CUSTOMER OF THE NEXT GENERATION EQUIPMENT SUPPLIERS, IT ALSO GREATLY REDUCED THE PRESSURE ON INCUMBENT CARRIERS TO CONTINUE SPENDING AT ACCELERATED LEVELS TO UPGRADE THE QUALITY AND CAPACITY OF THEIR NETWORKS. CONCURRENTLY, THE SLOWING ECONOMIC ENVIRONMENT REDUCED THE GLOBAL DEMAND FOR VOICE AND DATA SERVICES, FURTHER DECREASING THE NEED FOR TELECOMMUNICATIONS CARRIERS TO PROCEED WITH LARGE CAPITAL EXPENDITURE PROGRAMS. THE RESULT WAS ONE OF THE LARGEST REDUCTIONS IN CAPITAL SPENDING IN THE HISTORY OF THE TELECOMMUNICATIONS INDUSTRY, A TOXIC ENVIRONMENT FOR THE VENDORS OF NEXT GENERATION TELECOMMUNICATIONS EQUIPMENT.

         DURING THE COURSE OF THE YEAR, WE INCREASED OUR EXPOSURE TO THE SEMICONDUCTOR AND SEMICONDUCTOR CAPITAL EQUIPMENT AREAS THE GREATEST. BUSINESS FUNDAMENTALS IMPROVED MODESTLY, YET STEADILY, AS INVENTORY LEVELS WERE REDUCED TO UNSUSTAINABLY LOW LEVELS. EXCESS CAPACITY AMONG SEMICONDUCTOR MANUFACTURERS GRADUALLY DIMINISHED OVER THE COURSE OF 2001 AND SEMICONDUCTOR ORDER RATES CONTINUED TO EXHIBIT SIGNS OF IMPROVEMENT AS THE FISCAL YEAR CAME TO A CLOSE. THE GREATEST POSITIVE CONTRIBUTOR TO FUND PERFORMANCE DURING THE YEAR WAS DERIVED FROM RF MICRO DEVICES, A LEADING PROVIDER OF POWER AMPLIFIERS USED IN WIRELESS HANDSETS. ADDITIONALLY, ANALOG SEMICONDUCTOR COMPANIES SUCH AS MAXIM INTEGRATED PRODUCTS, LINEAR TECHNOLOGY, AND TEXAS INSTRUMENTS POSITIVELY IMPACTED THE FUND. ON THE SEMICONDUCTOR CAPITAL EQUIPMENT FRONT, QUARTERLY SEQUENTIAL IMPROVEMENT IN ORDERS LATE IN THE FISCAL YEAR POINTED TO CYCLICAL RECOVERY AND HELPED PROPEL STOCK PRICES HIGHER IN THIS SECTOR. APPLIED MATERIALS, NOVELLUS SYSTEMS, TERADYNE, AND KLA TENCOR ALSO FARED WELL DURING THE PERIOD.

         THE HARDWARE SECTOR YIELDED MIXED RESULTS FOR THE FUND. WHILE MANY VENDORS CONTINUED TO BE NEGATIVELY IMPACTED BY THE REDUCTION IN CORPORATE IT SPENDING, A SELECT FEW BENEFITED FROM NEW TECHNOLOGY IMPLEMENTATIONS, NEW PRODUCT CYCLES AND LIMITED REPLACEMENT OF OBSOLETE EQUIPMENT. THIS WAS TRUE OF STORAGE AREA NETWORKING (SAN), FOR EXAMPLE. THE SAN SPACE RECEIVED HEIGHTENED ATTENTION FROM IT MANAGERS DUE TO SIGNIFICANT COST AND PERFORMANCE ADVANTAGES OVER EXISTING SOLUTIONS, SUCH AS TAPE BACK-UP AND NETWORK ATTACHED STORAGE
(NAS). COMPANIES SUCH AS BROCADE COMMUNICATIONS SYSTEMS AND EMULEX BENEFITED FROM THE URGENCY PLACED ON ENHANCING CORPORATE STORAGE CAPABILITIES.

         WHILE NEAR TERM VISIBILITY REMAINS SOMEWHAT CLOUDY FOR THE TECHNOLOGY SECTOR, WE BELIEVE THAT WE MAY HAVE REACHED A "BOTTOM" IN MANY AREAS OF TECHNOLOGY, PARTICULARLY THOSE DEPENDENT ON CORPORATE IT SPENDING. IT APPEARS, HOWEVER, THAT THE SLIDE IN SERVICE PROVIDER CAPITAL EXPENDITURES CONTINUES, ALTHOUGH AT A SOMEWHAT REDUCED RATE. THE MACRO ENVIRONMENT CONTINUES TO EXHIBIT SIGNS OF IMPROVEMENT: EXCESSIVE INVENTORY LEVELS HAVE BEEN REDUCED ACROSS THE TECHNOLOGY FOOD-CHAIN; CAPACITY UTILIZATION APPEARS TO BE MOVING HIGHER; AND EARLY CYCLE AREAS WITHIN TECHNOLOGY ARE BEGINNING TO BENEFIT FROM IMPROVING, AND IN SOME CASES EXPEDITED, ORDER RATES. WE REMAIN STEADFAST IN OUR BELIEF THAT AS U.S. CORPORATE PROFITABILITY CONTINUES TO IMPROVE, CORPORATE IT SPENDING WILL SOON FOLLOW.

         OUR LONG-TERM CONVICTION IN THE POWER OF TECHNOLOGY AND THE ENSUING OPPORTUNITIES AFFORDED TO PATIENT INVESTORS REMAINS UNCHANGED. WE WANT TO THANK OUR INVESTORS FOR THEIR CONTINUED SUPPORT IN A VERY DIFFICULT TECHNOLOGY ENVIRONMENT. WE BELIEVE THE RECENT PERIODS OF NEAR-TERM UNCERTAINTY CREATE ATTRACTIVE ENTRY POINTS FOR LONG-TERM INVESTORS. THEREFORE, WE CONTINUE WITH THE CONSISTENT EXECUTION OF OUR AGGRESSIVE GROWTH INVESTMENT PHILOSOPHY TO ENSURE THAT SHAREHOLDERS CAPITALIZE FULLY ON WHAT WE BELIEVE TO BE A STEADILY IMPROVING TECHNOLOGY LANDSCAPE.

AVERAGE ANNUAL TOTAL RETURN1 AS OF MARCH 31, 2002

                                                                    ONE        ANNUALIZED      ANNUALIZED      ANNUALIZED
                                                                    YEAR         3-YEAR          5-YEAR         INCEPTION
                                                                   RETURN        RETURN          RETURN          TO DATE
                                                                ------------  ------------    ------------    -------------
PBHG Technology & Communications Fund - PBHG Class(2)             (24.92)%      (13.51)%         5.39%            0.74%

Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results.

        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE
         PBHG TECHNOLOGY & COMMUNICATIONS FUND - PBHG CLASS, VERSUS THE
          WIT SOUNDVIEW 100 INDEX, THE PSE TECHNOLOGY INDEX(R) AND THE
                    LIPPER SCIENCE & TECHNOLOGY FUNDS AVERAGE

                   [LINE GRAPH OMITTED, PLOT POINTS FOLLOWS]

                   PBHG TECHNOLOGY &
                  COMMUNICATIONS FUND -            PSE TECHNOLOGY             WIT SOUNDVIEW           LIPPER SCIENCE & TECHNOLOGY
                     PBHG CLASS                     INDEX(R)4,6               100 INDEX3,6                   FUNDS AVERAGE5
9/29/95               $10,000                         $10,000                    $10,000                        $10,000
9/30/95                10,000                          10,000                     10,000                         10,000
10/31/95               10,800                          10,057                     10,368                          9,834
11/30/95               11,720                          10,210                     11,079                          9,955
12/31/95               11,602                           9,919                     10,533                          9,583
1/31/96                11,462                          10,154                     10,446                          9,564
2/29/96                12,562                          10,451                     11,128                         10,036
3/31/96                12,482                           9,899                     10,831                          9,757
4/30/96                14,132                          10,901                     12,557                         10,833
5/31/96                15,303                          11,005                     13,442                         11,253
6/30/96                14,973                          10,244                     12,235                         10,511
7/31/96                13,712                           9,456                     11,006                          9,508
8/31/96                14,963                          10,038                     12,002                         10,133
9/30/96                16,643                          10,945                     13,468                         11,284
10/31/96               16,793                          10,780                     13,286                         11,138
11/30/96               17,663                          12,243                     14,813                         12,079
12/31/96               17,916                          11,954                     13,842                         11,814
1/31/97                18,539                          13,217                     15,118                         12,546
2/28/97                16,580                          12,659                     13,942                         11,482
3/31/97                14,927                          11,955                     12,988                         10,647
4/30/97                15,437                          12,365                     13,353                         10,951
5/31/97                18,100                          13,861                     15,145                         12,448
6/30/97                18,641                          13,958                     15,181                         12,626
7/31/97                20,865                          16,113                     17,578                         14,238
8/31/97                20,773                          16,092                     18,116                         14,241
9/30/97                22,416                          16,638                     18,555                         14,970
10/31/97               19,732                          14,929                     16,406                         13,713
11/30/97               19,151                          14,971                     16,227                         13,585
12/31/97               18,511                          14,392                     15,133                         13,266
1/31/98                17,697                          14,981                     15,504                         13,586
2/28/98                19,850                          16,819                     17,507                         15,144
3/31/98                20,643                          17,151                     17,427                         15,616
4/30/98                21,061                          17,820                     18,623                         16,218
5/31/98                19,047                          16,410                     16,872                         15,065
6/30/98                20,332                          17,164                     17,789                         16,208
7/31/98                19,186                          17,121                     17,415                         15,926
8/31/98                16,004                          13,912                     13,427                         12,714
9/30/98                17,997                          15,881                     15,450                         14,411
10/31/98               18,072                          17,683                     16,976                         15,444
11/30/98               20,322                          19,647                     18,826                         17,501
12/31/98               23,324                          22,319                     21,537                         20,366
1/31/99                28,435                          25,591                     24,899                         23,566
2/28/99                25,325                          22,967                     21,781                         21,518
3/31/99                30,000                          24,724                     23,314                         23,984
4/30/99                31,653                          25,599                     23,997                         24,732
5/31/99                30,120                          26,347                     24,762                         24,408
6/30/99                34,622                          29,839                     27,911                         27,318
7/31/99                34,067                          29,662                     27,977                         27,031
8/31/99                36,916                          31,189                     29,675                         28,447
9/30/99                37,916                          31,233                     30,310                         29,412
10/31/99               45,517                          33,074                     33,603                         32,676
11/30/99               54,107                          37,846                     39,615                         38,346
12/31/99               80,210                          48,396                     49,489                         48,109
1/31/2000              82,496                          47,350                     48,149                         47,175
2/29/2000             117,027                          58,153                     62,909                         60,276
3/31/2000             100,197                          57,869                     63,040                         57,515
4/30/2000              81,848                          54,187                     58,385                         50,395
5/31/2000              68,637                          49,542                     51,722                         44,272
6/30/2000              93,468                          54,868                     58,092                         51,807
7/31/2000              85,195                          51,182                     53,928                         49,284
8/31/2000              99,596                          58,310                     63,182                         56,948
9/30/2000              92,089                          51,759                     55,657                         51,213
10/31/2000             74,246                          48,413                     50,140                         45,354
11/30/2000             45,137                          40,471                     37,067                         33,480
12/31/2000             45,165                          40,596                     35,953                         32,781
1/31/2001              48,379                          45,754                     41,977                         36,003
2/28/2001              34,067                          37,410                     30,152                         25,983
3/31/2001              25,853                          33,024                     31,084                         21,610
4/30/2001              31,719                          38,400                     38,538                         25,883
5/31/2001              30,000                          37,019                     36,334                         24,811
6/30/2001              28,399                          36,213                     35,360                         24,469
7/31/2001              26,102                          34,328                     31,976                         22,186
8/31/2001              21,509                          31,568                     27,829                         19,251
9/30/2001              15,787                          25,819                     21,659                         15,035
10/31/2001             18,517                          29,899                     25,281                         17,436
11/30/2001             21,942                          33,944                     30,053                         20,175
12/31/2001             21,509                          34,336                     29,996                         20,379
1/31/2002              21,378                          34,165                     29,819                         20,016
2/28/2002              17,664                          31,375                     25,615                         17,224
3/31/2002             $19,409                         $34,237                    $28,066                        $18,843

1 Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund's investment in technology companies involves the risk of volatility. Securities of small and medium companies involve greater risk and price volatility than larger, more established companies. Products of technology companies may be subject to severe competition and rapid obsolescence. Funds that concentrate investments in one or a group of industries may involve greater risks than more diversified funds, including greater potential for volatility. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.

2 The PBHG Technology & Communications Fund -- PBHG Class commenced operations on September 29, 1995.

3 The Wit Soundview 100 Index is an equal dollar weighted index designed to measure the performance of the technology industry. It is comprised of 100 major technology companies chosen by Soundview financial Group. The Index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or performance. A direct investment in the Index is not possible.

4 The PSE Technology Index(R) is a price-weighted index of the top 100 U.S.
  technology stocks. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.

5 The Lipper Science & Technology Funds Average represents the average performance of 424 mutual funds classified by Lipper, Inc. in the Science & Technology category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. The Average is not intended to imply the Fund's past or future performance. A direct investment in the Average is not possible. The chart assumes $10,000 invested in the Lipper Science & Technology Funds Average at that month's end, September 30, 1995.

6 Effective in June 2001, the Fund changed its benchmark from the Wit Soundview
  100 Index to the PSE Technology Index(R). This change was primarily made due to the removal of the Wit Soundview 100 Index from Bloomberg, one of the most comprehensive providers of statistical information regarding the financial industry in the U.S. With this removal, the only source is Soundview Financial Group which we believe seriously diminishes the value of the benchmark as a widely recognized measure of technology stock performance.

                             RIGHTS OF SHAREHOLDERS

         Global Tech Fund and PBHG Tech Fund are each separate series of shares of beneficial interest of PBHG Funds, a Delaware statutory trust. Since both funds are part of the same entity, there are no differences in shareholder's rights.



             OWNERSHIP OF GLOBAL TECH FUND AND PBHG TECH FUND SHARES


SIGNIFICANT HOLDERS
         Listed below is the name, address and percent ownership of each person who as of December 16, 2002, to the knowledge of PBHG Funds, owned of record 5% or more of the outstanding shares of Global Tech Fund:


                                                          GLOBAL TECH FUND

NAME AND ADDRESS                                       NUMBER OF SHARES OWNED               PERCENT RECORD OWNERSHIP*

National Financial Services Corp.                            964,123.886                              11.17%
For the exclusive benefit of our customers
777 Central Blvd #NJC#5
Carlstadt, NJ  07072-3010

Charles Schwab & Co.                                         753,227.497                               8.72%
Reinvest Account
Attn Mutual Fund Department
101 Montgomery St
San Francisco, CA  94104-4122

-------------------
*PBHG Funds has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

         Listed below is the name, address and percent ownership of each person who as of December 16, 2002 to the knowledge of PBHG Funds, owned of record 5% or more of the outstanding shares of PBHG Tech Fund:


                                                           PBHG TECH FUND

NAME AND ADDRESS                                       NUMBER OF SHARES OWNED               PERCENT RECORD OWNERSHIP*

Charles Schwab & Co.                                        6,913,606.191                             19.92%
Reinvest Account
Attn Mutual Fund Department
101 Montgomery St
San Francisco, CA  94104-4122

National Financial Services Corp.                           6,903,040.152                             19.89%
For the exclusive benefit of our customers
777 Central Blvd #NJC#5
Carlstadt, NJ  07072-3010

--------------------
 *PBHG Funds has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.


OWNERSHIP OF TRUSTEES AND OFFICERS

         To the best of the knowledge of PBHG Funds, the beneficial ownership of shares of Global Tech Fund or of PBHG Tech Fund by trustees and officers of PBHG Funds as a group constituted less than 1% of the outstanding shares of such fund as of the date of this Proxy Statement/Prospectus.

                                  LEGAL MATTERS

         Certain legal matters concerning PBHG Funds and its participation in the Reorganization, the issuance of shares of PBHG Tech Fund in connection with the Reorganization and the tax consequences of the Reorganization will be passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, 51st Floor, Philadelphia, PA 19103-7599.



          INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

         This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual reports which PBHG Funds has filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act, to which reference is hereby made. The SEC file number for PBHG Funds' registration statement containing the current prospectus and statement of additional information relating to both Global Tech Fund and PBHG Tech Fund is Registration No. 2-99810.



         PBHG Funds is subject to the informational requirements of the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by PBHG Funds (including the Registration Statement of PBHG Funds relating to PBHG Tech Fund on Form N-14 of which this Proxy Statement/Prospectus is a part and which is hereby incorporated by reference) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1014, Judiciary Plaza, 450 Fifth Street, NW, Washington, DC 20549, and at the following regional office of the SEC: 500 West Madison Street, 14th Floor, Chicago, Illinois 60661. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549 at the prescribed rates. The SEC maintains a Web site at http://www.sec.gov that contains information regarding PBHG Funds and other registrants that file electronically with the SEC.



                   ADDITIONAL INFORMATION ABOUT PBHG TECH FUND

         For more information with respect to PBHG Funds and PBHG Tech Fund concerning the following topics, please refer to the current prospectus of PBHG Tech Fund attached as Appendix II as indicated: (i) see the discussion "Performance Information" and "Fees and Expenses" and "Example" for further information regarding PBHG Tech Fund performance and expenses; (ii) see the discussion "The Investment Adviser" for further information regarding management of PBHG Tech Fund; and (iii) see the discussion "Your Investment" for further information regarding share pricing, purchase and redemption of shares, dividends and distribution arrangements for the shares.

                                                                      APPENDIX I
                             PLAN OF REORGANIZATION
                                       FOR
                  PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND
                      AN INVESTMENT PORTFOLIO OF PBHG FUNDS

         This Plan of Reorganization provides for the reorganization of PBHG Global Technology & Communications Fund ("Global Technology Fund"), an investment portfolio of PBHG Funds (the "Trust"), into PBHG Technology & Communications Fund (the "Technology Fund"), also an investment portfolio of the Trust. The Technology Fund is sometimes referred to herein as the "Surviving Fund," and the Global Technology Fund is sometimes referred to herein as the "Reclassified Fund." The Surviving Fund and the Reclassified Fund are sometimes collectively referred to herein as the "Funds."

         WHEREAS, the Trust is a Delaware statutory trust and a registered investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

         WHEREAS, the Funds are each investment portfolios of the Trust representing separate series of shares of beneficial interest of the Trust;

         WHEREAS, the Funds are authorized to issue an unlimited number of PBHG Class shares and Advisor Class shares;

         WHEREAS, the Technology Fund has outstanding PBHG Class and Advisor Class shares and the Global Technology Fund has outstanding PBHG Class shares; and

         WHEREAS, the Board of Trustees of the Trust has determined that it would be in the best interests of the Funds' beneficial owners to reorganize the Reclassified Fund by reclassifying the shares of the Global Technology Fund as shares of the Technology Fund, pursuant to an amendment to the Trust's Agreement and Declaration of Trust (the "Declaration"), all in the manner described below.

         NOW, THEREFORE, the Global Technology Fund shall be reorganized into the Technology Fund on the following terms and conditions.

1.    PLAN OF REORGANIZATION.

         (a) Reclassification of Shares. At the Effective Time described in
Section 3 below, all of the issued and outstanding PBHG Class shares of the Global Technology Fund shall be reclassified and changed into and become PBHG Class shares of the Technology Fund based upon their respective net asset values, and thereafter shall have the attributes of PBHG Class shares of the Technology Fund.

         The stock transfer books of the Global Technology Fund will be permanently closed at the Effective Time and only requests for the redemption of shares of the Global Technology Fund received in proper form prior to the close of trading on the New York Stock Exchange on the date of the Effective Time shall be accepted. Thereafter, redemption requests received by the Global Technology Fund shall be deemed to be redemption requests for the Technology Fund shares into which such Global Technology Fund shares were reclassified under this Plan of Reorganization.

         (b) Attribution of Assets and Liabilities. At the Effective Time described in Section 3 below, the proportionate undivided interest in the net assets of the Global Technology Fund attributable to its PBHG Class shares shall become a part of the proportionate undivided interest in the net assets of the Technology Fund attributable to its PBHG Class shares and the expenses, costs, charges and reserves allocated to the PBHG Class shares of the Global Technology Fund immediately prior to the Effective Time shall become expenses, costs, charges and reserves of PBHG Class shares of the Technology Fund. The Trust shall instruct its custodian to reflect in the custodian's records for the Technology Fund the attribution of the assets of the Global Technology Fund in the manner described above.

         (c) Beneficial Owner Accounts. At the Effective Time described in
Section 3 below, each beneficial owner of record of PBHG Class shares of the Global Technology Fund will receive that number of PBHG Class shares of the Technology Fund having an aggregate net asset value equal to the aggregate net value of the assets of the PBHG Class shares of the Global Technology Fund held by such beneficial owner immediately prior to the Effective Time.

         The Trust will establish an open account on the records of the Technology Fund in the name of each beneficial owner of the Global Technology Fund to which will be credited the respective number of shares of the Technology Fund due such beneficial owner. Fractional shares of the Technology Fund will be carried to the third decimal place. Certificates representing shares of the Technology Fund will not be issued. The net asset value of the shares of the Global Technology Fund and the net value of the assets of the Technology Fund will be determined at the Effective Time in accordance with the policies and procedures of the Trust.

         (d) Termination of Reclassified Fund. Immediately after the Effective Time described in Section 3 below, the Reclassified Fund shall cease to be an investment portfolio of the Trust and the Trust's Board of Trustees shall take all necessary action to terminate the Reclassified Fund as a separate investment portfolio of the Trust.

         2. AMENDMENT TO DECLARATION. The Trust shall effect the reorganization of the Global Technology Fund by amending its Declaration to provide for the reclassification of issued and outstanding PBHG Class shares of the Global Technology Fund as PBHG Class shares of the Technology Fund, based upon their respective net asset values, to provide for transfer of assets and liabilities from the Global Technology Fund to the Technology Fund, to provide for the crediting of shares of the Technology Fund to the account of beneficial owners of the Global Technology Fund, all in the manner provided in paragraph 1, and to effect the termination of the Global Technology Fund as a portfolio of the Trust.

         3. EFFECTIVE TIME OF THE REORGANIZATION. The reorganization of the Reclassified Fund contemplated by this Plan of Reorganization shall occur on February 28, 2003, at 4:30 p.m. Eastern Time, or such other date and time as the officers of the Trust shall determine (the "Effective Time").

         4. APPROVAL OF BENEFICIAL OWNERS. A meeting of the holders of the Global Technology Fund shares shall be duly called and constituted for the purpose of acting upon this Plan of Reorganization and the transactions contemplated herein, including approval of the amendments to the Declaration described above. Approval by such beneficial owners of this Plan of Reorganization shall authorize the Trust to take the actions required to effect the Plan of Reorganization for the Reclassified Fund.

         5. CONDITIONS PRECEDENT. The Trust will consummate the Plan of Reorganization only after satisfaction of each of the following conditions:

                  (a) All consents, approvals, permits and authorizations required to be obtained from governmental authorities, including the Securities and Exchange Commission and state securities commissions, to permit the parties to carry out the transactions contemplated by this Plan of Reorganization shall have been received.

                  (b) This Plan of Reorganization, the amendments to the Declaration and related trust matters shall have been approved by the beneficial owners of shares of the Reclassified Fund at a special meeting by the affirmative vote of a majority of the total number of shares cast.

                  (c) The net assets of the Global Technology Fund to be acquired by the Technology Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by the Global Technology Fund immediately prior to the reclassification. For purposes of this paragraph 5(c), any assets used by the Reclassified Fund to pay the expenses it incurs in connection with this Plan of Reorganization and to effect all beneficial owner redemptions and distributions (other than regular, normal dividends and regular, normal redemptions pursuant to the 1940 Act, and not in excess of the requirements of Section 852 of the Code, occurring in the ordinary course of the Reclassified Fund's business as a portfolio of an open-end management investment company) after the commencement of negotiations regarding the Reorganization shall be included as assets of the Reclassified Fund held immediately prior to the reclassification.

                  (d) The dividend described in the last sentence of paragraph 6(a)(i) shall have been declared.

                  (e) The Trust shall have received an opinion of Ballard Spahr Andrews & Ingersoll, LLP ("BSA&I") to the effect that consummation of the transaction contemplated by this Plan of Reorganization will constitute a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code (the "Code"), and that the beneficial owners of the Reclassified Fund will recognize no gain or loss to the extent that they receive shares of the Surviving Fund in exchange for their shares of the Reclassified Fund in accordance with this Plan of Reorganization. In rendering such opinion, BSA&I may request and rely upon representations contained in certificates of officers of the Trust and others, and the officers of the Trust shall use their best efforts to make available such truthful certificates.

                  (f) The Trust shall have received an opinion of BSA&I, dated as of the Effective Time, addressed to and in form and substance satisfactory to the Trust, to the effect that this Plan of Reorganization has been duly authorized and approved by all requisite action of the Trust and the beneficial owners of the shares of the Reclassified Fund.

         At any time prior to the Effective Time, any of the foregoing conditions may be waived by the Trust if, in the judgment of its Board of Trustees, such waiver will not have a material adverse effect on the benefits intended under this Plan of Reorganization for the Reclassified Fund's beneficial owners.

6.   GLOBAL TECHNOLOGY FUND AND TECHNOLOGY FUND TAX MATTERS.

         (a) Global Technology Fund.

                  (i) The Global Technology Fund has elected to be a regulated investment company under Subchapter M of the Code. The Global Technology Fund has qualified as such for each taxable year since inception and that has ended prior to the Effective Time and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending at the Effective Time. The Global Technology Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. In order to
      (i) ensure continued qualification of the Global Technology Fund as a "regulated investment company" for tax purposes and (ii) eliminate any tax liability of the Global Technology Fund arising by reason of undistributed investment company taxable income or net capital gain, the Global Technology Fund will declare on or prior to the Effective Time to the beneficial owners of the Global Technology Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing (A) all of the Global Technology Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended March 31, 2002 and for the short taxable year beginning on April 1, 2002 and ending at the Effective Time and (B) all of the Global Technology Fund's net capital gain recognized in its taxable year ended March 31, 2002 and in such short taxable year (after reduction for any capital loss carryover).

                  (ii) The Global Technology Fund has timely filed all tax returns required to be filed by it and all taxes with respect thereto have been paid. No deficiencies for any taxes have been proposed, assessed or asserted in writing by any taxing authority against the Global Technology Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a material adverse effect on the condition, financial or otherwise, property, assets or prospects of the Global Technology Fund.

                  (iii) The fiscal year of the Global Technology Fund has not been changed for tax purposes since the date on which it commenced operations.

         (b) Technology Fund.

                  (i) The Technology Fund has elected to be treated as a regulated investment company under Subchapter M of the Code. The Technology Fund has qualified as such for each taxable year since inception that has ended prior to the Effective Time and will satisfy the requirements of Part I of Subchapter M of the Code to maintain such qualification for its current taxable year. The Technology Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it.

                  (ii) The Technology Fund has timely filed all returns required to be filed by it and all taxes with respect thereto have been paid. No deficiencies for any taxes have been proposed, assessed or asserted in writing by any taxing authority against the Technology Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a material adverse effect on the condition, financial or otherwise, property, assets or prospects of the Technology Fund.

                  (iii) The fiscal year of the Technology Fund has not been changed for tax purposes since the date on which it commenced operations.

         7. TERMINATION. The Trust may terminate this Plan of Reorganization with the approval of its Board of Trustees at any time prior to the Effective Time, notwithstanding approval thereof by the Reclassified Fund's respective beneficial owners if, in the judgment of the Board of Trustees, proceeding with the Plan of Reorganization would be inadvisable.

         8. FURTHER ASSURANCES. The Trust shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

         9. EXPENSES. Each of the Funds shall bear any expenses each incurs in connection with this Plan of Reorganization and the transactions contemplated hereby.

         This Plan of Reorganization was approved and adopted by the Board of Trustees of the Trust on the 21st day of October, 2002

                             SCHEDULE A
                          AS AMENDED ____________, 2003

                                   PBHG FUNDS
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                              CLASSES OF EACH PORTFOLIO

PBHG Growth Fund                                       PBHG Class
                                                       Advisor Class

PBHG Emerging Growth Fund                              PBHG Class
                                                       Advisor Class

PBHG New Opportunities Fund                            PBHG Class
                                                       Advisor Class

PBHG Large Cap Growth Fund                             PBHG Class
                                                       Advisor Class

PBHG Select Equity Fund                                PBHG Class
                                                       Advisor Class

PBHG Core Growth Fund                                  PBHG Class
                                                       Advisor Class

PBHG Limited Fund                                      PBHG Class
                                                       Advisor Class

PBHG Large Cap 20 Fund                                 PBHG Class
                                                       Advisor Class

PBHG Large Cap Value Fund                              PBHG Class
                                                       Advisor Class

PBHG Mid-Cap Value Fund                                PBHG Class
                                                       Advisor Class

PBHG Small Cap Value Fund                              PBHG Class
                                                       Advisor Class

PBHG Focused Value Fund                                PBHG Class
                                                       Advisor Class

PBHG Cash Reserves Fund                                PBHG Class
                                                       Advisor Class

PBHG Technology & Communications Fund                  PBHG Class
                                                       Advisor Class

PBHG Strategic Small Company Fund                      PBHG Class
                                                       Advisor Class

PBHG Wireless & Telecom Fund                           PBHG Class
                                                       Advisor Class

PBHG IRA Capital Preservation Fund                     PBHG Class
                                                       Advisor Class

PBHG Disciplined Equity Fund                           PBHG Class
                                                       Advisor Class

PBHG REIT Fund                                         PBHG Class
                                                       Advisor Class

PBHG Pan European Fund                                 PBHG Class
                                                       Advisor Class

PBHG Concentrated International Fund                   PBHG Class
                                                       Advisor Class

PBHG Clipper Focus Fund                                PBHG Class
                                                       Advisor Class



                                                By: ____________________________
                                                    Name: John M. Zerr
                                                    Title: Vice President

                                                                  APPENDIX II


[LOGO OMITTED] PBHG FUNDS(R)[COMPASS GRAPHIC OMITTED]

PROSPECTUS July 29, 2002
(as supplemented, January 7, 2003)

GROWTH FUNDS
PBHG Core Growth Fund
PBHG Emerging  Growth Fund
PBHG Growth Fund
PBHG Large Cap 20 Fund
PBHG Large Cap Growth Fund
PBHG Limited Fund
PBHG New Opportunities Fund
PBHG Select Equity Fund

VALUE FUNDS
PBHG Clipper Focus Fund
PBHG Focused Value Fund
PBHG Large Cap Value Fund
PBHG Mid-Cap Value Fund
PBHG Small Cap Value Fund

SPECIALTY FUNDS
PBHG Disciplined Equity Fund
PBHG Global Technology & Communications Fund
PBHG REIT Fund
PBHG Strategic Small Company Fund
PBHG Technology & Communications Fund

FIXED-INCOME FUNDS
PBHG IRA Capital Preservation Fund

MONEY MARKET FUNDS
PBHG Cash Reserves Fund

The Securities and Exchange Commission has not approved or disapproved any Fund shares or determined whether this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a crime.

                                                         PBHG Prospectus -- 1/03

AN INTRODUCTION TO THE PBHG FUNDS(R) AND THIS PROSPECTUS

PBHG Funds is a mutual fund that offers a convenient and economical means of investing in professionally managed portfolios of securities, called Funds. This Prospectus offers PBHG Class Shares of each Fund listed on the cover.

Each Fund has its own investment goal and strategies for reaching that goal. Before investing, make sure the Fund's goal matches your own.

     PBHG Cash Reserves Fund is designed for conservative investors who want to receive current income from their investments. This Fund may be suitable for investors who require stability of principal or who are pursuing a short-term investment goal, such as investing emergency reserves.

     Other PBHG Funds are generally designed for long-term investors, such as those saving for retirement, or investors that want a fund that seeks to outperform the market in which it invests over the long-term. These other Funds may not be suitable for investors who are pursuing a short-term investment goal, such as investing emergency reserves. Except for the IRA Capital Preservation Fund, these other Funds also may not be suitable for investors who require regular income or stability of principal.

                               INVESTMENT ADVISER

Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") is the investment adviser for each Fund. Pilgrim Baxter has retained certain sub-advisers to assist in managing the Funds. For information about the sub-advisers, see page 102 of the Prospectus.

This Prospectus contains important information you should know before investing in any Fund and as a shareholder in a Fund. This information is arranged into different sections for easy reading and future reference. To obtain more information about the Funds, please refer to the back cover of this Prospectus.

                                                                        CONTENTS
FUND SUMMARIES
--------------------------------------------------------------------------------

                     PBHG Core Growth Fund ..............................3
                     PBHG Emerging Growth Fund ..........................7
                     PBHG Growth Fund ..................................11
                     PBHG Large Cap 20 Fund ............................15
                     PBHG Large Cap Growth Fund ........................19
                     PBHG Limited Fund .................................23
                     PBHG New Opportunities Fund .......................27
                     PBHG Select Equity Fund ...........................31
                     PBHG Clipper Focus Fund ...........................35
                     PBHG Focused Value Fund ...........................39
                     PBHG Large Cap Value Fund .........................43
                     PBHG Mid-Cap Value Fund ...........................47
                     PBHG Small Cap Value Fund .........................51
                     PBHG Disciplined Equity Fund ......................55
                     PBHG Global Technology & Communications Fund ......59
                     PBHG REIT Fund ....................................64
                     PBHG Strategic Small Company Fund .................69
                     PBHG Technology & Communications Fund .............73
                     PBHG IRA Capital Preservation Fund ................78
                     PBHG Cash Reserves Fund ...........................85

MORE ABOUT THE FUNDS
--------------------------------------------------------------------------------

                     Our Investment Strategies .........................89
                     Risks & Returns ...................................92

THE INVESTMENT ADVISER
& SUB-ADVISERS
--------------------------------------------------------------------------------

                     The Investment Adviser ...........................102
                        Pilgrim Baxter & Associates, Ltd.
                     The Sub-Advisers .................................102
                        Pacific Financial Research, Inc.
                          ("PFR")
                        Analytic Investors, Inc.
                          ("Analytic")
                        Heitman Real Estate Securities LLC
                          ("Heitman")
                        Dwight Asset Management Company
                          ("Dwight")
                        Wellington Management Company, Ltd.
                          ("Wellington Management")

YOUR INVESTMENT
--------------------------------------------------------------------------------

                     Pricing Fund Shares ..............................108
                     Buying Shares ....................................109
                     Selling Shares ...................................111
                     General Policies .................................112
                     Distribution & Taxes .............................116

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                     Financial Highlights .............................118

PBHG Core Growth Fund

[GRAPHIC OMITTED] GOAL
The Fund seeks to provide investors with capital appreciation.

[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 65% of its total assets in growth securities, such as common stocks, of small, medium or large capitalization companies. The growth securities in the Fund are primarily common stocks that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. The Fund may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

[GRAPHIC OMITTED] MAIN INVESTMENT RISKS
The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in financial markets, the company's individual situation or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

The growth securities in the Fund may never reach what Pilgrim Baxter believes are their full earnings growth and capital appreciation potential and may go down in price. In addition, the Fund may emphasize small, medium or large sized companies. An investment in small and medium sized companies is likely to make the Fund more volatile than the stock market in general, as measured by the S&P 500 Index. However, the Fund may also emphasize large company securities which may limit some of the risk associated with growth investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC OMITTED] For more information on this Fund's investment  strategies and the associated risks, please refer to the More About the Funds section beginning on page 89.

                                                         PBHG CORE GROWTH FUND 3

[GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Russell Midcap(R) Growth Index. The Russell Midcap(R) Growth Index is a widely recognized, unmanaged index that measures the performance of the smaller issuers in the Russell 1000(R) Index with greater-than-average growth characteristics. The Russell 1000(R) Index is an unmanaged index that measures the performance of 1,000 large cap companies. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

CALENDAR YEAR TOTAL RETURNS
[BAR GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]

1996     32.80%
1997     -9.71%
1998      7.42%
1999     97.59%
2000    -21.07%
2001    -38.76%


The  Fund's  year-to-date  return as of 6/30/02  was  -17.62%.

        --------------------------------------
        BEST QUARTER:   Q4 1999         54.71%
        WORST QUARTER:  Q1 2001        -39.55%


4 PBHG CORE GROWTH FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


________________________________________________________________________________
                                                                         Since
                                                Past        Past       Inception
                                               1 Year      5 Years    (12/29/95)
--------------------------------------------------------------------------------

  Core Growth Fund --
    PBHG Class
    Before Taxes                               -38.76%     -1.52%        3.51%

  Core Growth Fund --
    PBHG Class
    After Taxes on Distributions               -38.76%     -2.29%        2.83%

  Core Growth Fund --
    PBHG Class
    After Taxes on Distributions
    and Sale of Fund Shares                    -23.60%**   -1.22%**      2.84%**

  Russell Midcap(R) Growth Index*
    (Reflects No Deduction for
    Fees, Expenses or Taxes)                   -20.15%      9.02%       10.38%

 *The since inception return for the Russell Midcap(R) Growth Index was calculated from December 31, 1995.

**When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.


                                                         PBHG CORE GROWTH FUND 5

[GRAPHIC OMITTED] FEES AND EXPENSES
This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

--------------------------------------------------------------------------------
 FEES AND EXPENSES TABLE
                                                 PBHG CLASS
--------------------------------------------------------------------------------
 SHAREHOLDER FEES
 (FEES PAID DIRECTLY FROM YOUR INVESTMENT)          None
--------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
 Management Fees                                    0.85%
 Distribution and/or Service (12b-1) Fees           None
 Other Expenses                                     0.64%
--------------------------------------------------------------------------------
 Total Annual Operating Expenses                    1.49%*
--------------------------------------------------------------------------------

*THESE ARE THE EXPENSES YOU SHOULD EXPECT TO PAY AS AN INVESTOR IN THIS FUND FOR
 THE FISCAL YEAR ENDING MARCH 31, 2003. HOWEVER, YOU SHOULD KNOW THAT FOR THE FISCAL YEAR ENDING MARCH 31, 2003, PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE THAT PORTION, IF ANY, OF THE ANNUAL MANAGEMENT FEES PAYABLE BY THE FUND AND TO PAY CERTAIN EXPENSES OF THE FUND TO THE EXTENT NECESSARY TO ENSURE THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUSIVE OF CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) DO NOT EXCEED 1.50%. IN ADDITION, IN CONNECTION WITH OLD MUTUAL PLC'S ACQUISITION OF PILGRIM BAXTER'S PARENT COMPANY, OLD MUTUAL AND PILGRIM BAXTER HAVE AGREED TO MAINTAIN THIS EXPENSE LIMITATION AGREEMENT UNTIL MARCH 31, 2003. YOU SHOULD ALSO KNOW THAT IN ANY FISCAL YEAR IN WHICH THE FUND'S ASSETS ARE GREATER THAN $75 MILLION AND ITS TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUDING CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) ARE LESS THAN 1.50%, THE FUND'S BOARD OF TRUSTEES MAY ELECT TO REIMBURSE PILGRIM BAXTER FOR ANY FEES IT WAIVED OR EXPENSES IT REIMBURSED ON THE FUND'S BEHALF DURING THE PREVIOUS TWO FISCAL YEARS. THE BOARD MADE NO REIMBURSEMENT ELECTION DURING THE FISCAL YEAR ENDED MARCH 31, 2002. IN ADDITION, THROUGH AN ARRANGEMENT WITH THE FUND'S TRANSFER AGENT, CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES ARE USED TO REDUCE TRANSFER AGENT EXPENSES. INCLUDING THESE REDUCTIONS, THE TOTAL FUND ANNUAL OPERATING EXPENSES WOULD HAVE BEEN 1.47%.

[GRAPHIC OMITTED] EXAMPLE
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

--------------------------------------------------------------------------------
 YOUR COST OVER
                       1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
 PBHG Class             $152          $471           $813          $1,779


6 PBHG CORE GROWTH FUND

PBHG Emerging Growth Fund

[GRAPHIC OMITTED] GOAL

The Fund seeks to provide investors with long-term growth of capital.

[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in growth securities, such as common stocks, of small sized companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 2000(R) Growth Index at the time of the Fund's investment. As of June 30, 2002, the Russell 2000(R) Growth Index had market capitalizations between $26 million and $1.8 billion. The growth securities in the Fund are primarily common stocks that Pilgrim Baxter believes have strong historical earnings growth and expected earnings higher than the U.S. market as a whole, as measured by the S&P 500 Index. Pilgrim Baxter expects to focus primarily on those growth securities whose market capitalizations or annual revenues are $500 million or less at the time of purchase. The size of the companies in the Russell 2000(R) Growth Index and those which Pilgrim Baxter intends to focus the Fund's investments will change with market conditions and the composition of the index. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. The Fund may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

[GRAPHIC OMITTED] MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

The Fund emphasizes small sized growth companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the growth securities in the Fund may never reach what Pilgrim Baxter believes are their full earnings growth potential and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC OMITTED] For more information on this Fund's investment  strategies and the associated risks, please refer to the More About the Funds section beginning on page 89.


                                                     PBHG EMERGING GROWTH FUND 7

[GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Russell 2000(R) Growth Index, a widely recognized, unmanaged index that tracks the performance of those securities in the Russell 2000(R) Index with greater-than-average growth characteristics. The Russell 2000(R) Index is an unmanaged index that measures the performance of 2,000 small cap companies. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

                        -------------------------------
                          CALENDAR YEAR TOTAL RETURNS


[BAR GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]

1994    23.78%
1995    48.45%
1996    17.08%
1997    -3.67%
1998     3.00%
1999    48.34%
2000   -25.22%
2001   -32.56%

The  Fund's  year-to-date  return as of 6/30/02 was -35.98%.

BEST QUARTER:       Q4 1999         45.85%
WORST QUARTER:      Q3 2001        -34.44%

8  PBHG EMERGING GROWTH FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                       Since
                                              Past         Past      Inception
                                             1 Year      5 Years     (6/14/93)
--------------------------------------------------------------------------------

  Emerging Growth Fund --
    PBHG Class
    Before Taxes                               -32.56%      -5.79%        9.18%

  Emerging Growth Fund --
    PBHG Class
    After Taxes on Distributions               -32.56%      -6.36%        8.04%

  Emerging Growth Fund --
    PBHG Class
    After Taxes on Distributions
    and Sale of Fund Shares                    -19.83%**    -4.45%**      7.42%

  Russell 2000(R) Growth Index*
    (Reflects No Deduction for
    Fees, Expenses or Taxes)                    -9.23%       2.87%        7.38%


* The since inception return for the Russell 2000(R) Growth Index was calculated from May 31, 1993.
**When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.


                                                     PBHG EMERGING GROWTH FUND 9

[GRAPHIC OMITTED] FEES AND EXPENSES
This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

--------------------------------------------------------------------------------
  FEES AND EXPENSES TABLE
                                                  PBHG CLASS
--------------------------------------------------------------------------------
  SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)          None
--------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees                                    0.85%
  Distribution and/or Service (12b-1) Fees           None
  Other Expenses                                     0.54%
--------------------------------------------------------------------------------
  Total Annual Operating Expenses                    1.39%*
--------------------------------------------------------------------------------
*IN ADDITION,  THROUGH AN ARRANGEMENT  WITH THE FUND'S TRANSFER  AGENT,  CREDITS
 REALIZED AS A RESULT OF UNINVESTED CASH BALANCES ARE USED TO REDUCE TRANSFER AGENT EXPENSES. INCLUDING THESE REDUCTIONS, THE TOTAL FUND ANNUAL OPERATING EXPENSES WOULD HAVE BEEN 1.38%.

[GRAPHIC OMITTED] EXAMPLE
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

--------------------------------------------------------------------------------
YOUR COST OVER
                        1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
   PBHG Class            $142          $440           $761          $1,669


10 PBHG EMERGING GROWTH FUND

PBHG Growth Fund

[GRAPHIC OMITTED] GOAL

The Fund seeks to provide investors with capital appreciation.

[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 65% of its total assets in growth securities, such as common stocks, of small and medium sized companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 2000(R) Growth Index at the time of the Fund's investment. As of June 30, 2002, the companies in the Russell 2000(R) Growth Index had market capitalizations between $26 million and $1.8 billion. The growth securities in the Fund are primarily common stocks that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. Pilgrim Baxter expects to focus primarily on those growth securities whose market capitalizations or annual revenues are $2 billion or less at the time of purchase. The size of companies in the Russell 2000(R) Growth Index and those which Pilgrim Baxter intends to focus the Fund's investments will change with market conditions and the composition of that index. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. The Fund may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects

[GRAPHIC OMITTED] MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

The Fund emphasizes small and medium sized growth companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the growth securities in the Fund may never reach what Pilgrim Baxter believes are their full earnings growth potential and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC OMITTED] For more information on this Fund's investment  strategies and the associated risks, please refer to the More About the Funds section beginning on page 89.


                                                             PBHG GROWTH FUND 11

[GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Russell 2000(R) Growth Index, a widely recognized, unmanaged index that tracks the performance of those securities in the Russell 2000(R) Index with greater-than-average growth characteristics. The Russell 2000(R) Index is an unmanaged index that measures the performance of 2,000 small cap companies. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

                        -------------------------------
                          CALENDAR YEAR TOTAL RETURNS

[BAR GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]

1992    28.39%
1993    46.71%
1994     4.75%
1995    50.35%
1996     9.82%
1997    -3.35%
1998     0.59%
1999    92.45%
2000   -22.99%
2001   -34.53%

           The Fund's year-to-date return as of 6/30/02 was -18.03%.

                 ---------------------------------------------
                 BEST QUARTER:     Q4 1999       64.55%
                 WORST QUARTER:    Q4 2000      -32.58%


12 PBHG GROWTH FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
                                              Past        Past           Past
                                             1 Year      5 Years       10 Years
--------------------------------------------------------------------------------

  Growth Fund --
    PBHG Class
    Before Taxes                               -34.53%     -1.16%        11.88%

  Growth Fund --
    PBHG Class
    After Taxes on Distributions               -34.53%     -1.97%        10.66%

  Growth Fund --
    PBHG Class
    After Taxes on Distributions
    and Sale of Fund Shares                    -21.03%*    -0.56%*        9.96%

  Russell 2000(R) Growth Index
    (Reflects No Deduction for
    Fees,  Expenses or Taxes)                   -9.23%      2.87%         7.19%

Note: The inception date of the Growth Fund was December 19, 1985.

* When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.


                                                             PBHG GROWTH FUND 13

[GRAPHIC OMITTED] FEES AND EXPENSES
This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.
--------------------------------------------------------------------------------
  FEES AND EXPENSES TABLE
                                                  PBHG CLASS
--------------------------------------------------------------------------------
  SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)          None
--------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees                                    0.85%
  Distribution and/or Service (12b-1) Fees           None
  Other Expenses                                     0.48%
--------------------------------------------------------------------------------
  Total Annual Operating  Expenses                   1.33%*
--------------------------------------------------------------------------------
* IN ADDITION, THROUGH AN ARRANGEMENT WITH THE FUND'S TRANSFER AGENT, CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES ARE USED TO REDUCE TRANSFER AGENT EXPENSES. INCLUDING THESE REDUCTIONS, THE TOTAL FUND ANNUAL OPERATING EXPENSES WOULD HAVE BEEN 1.32%.


[GRAPHIC OMITTED] EXAMPLE
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

--------------------------------------------------------------------------------
YOUR COST OVER
                        1 Year        3 Years         5 Years      10 Years
--------------------------------------------------------------------------------

  PBHG Class             $135          $421            $729         $1,601

14 PBHG GROWTH FUND

PBHG Large Cap 20 Fund

[GRAPHIC OMITTED] GOAL

The Fund seeks to provide investors with long-term growth of capital.

[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund, a non-diversified fund, will invest at least 80% of its assets in growth securities, such as common stocks, of no more than 20 large capitalization companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 1000(R) Growth Index at the time of the Fund's investment. As of June 30, 2002, the Russell 1000(R) Growth Index had market capitalizations between $303 million and $296.2 billion. The growth securities in the Fund are primarily common stocks that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. Pilgrim Baxter expects to focus on those growth securities whose market capitalizations are over $5 billion at the time of purchase. The size of the companies in the Russell 1000(R) Growth Index and those which Pilgrim Baxter intends to focus the Fund's investments will change with market conditions and the composition of the index. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. The Fund may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

[GRAPHIC OMITTED] MAIN INVESTMENT RISKS

The Fund is non-diversified, which means it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes.

While the growth securities in the Fund may never reach what Pilgrim Baxter believes are their full earnings growth and capital appreciation potential and may go down in price, the Fund's emphasis on large company securities may limit some of the risks associated with growth investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.



                                                       PBHG LARGE CAP 20 FUND 15

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC OMITTED] For more information on this Fund's investment  strategies and the associated risks, please refer to the More About the Funds section beginning on page 89.

[GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries, and the Russell 1000(R) Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

                          CALENDAR YEAR TOTAL RETURNS

[BAR GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]

1997    32.96%
1998    67.83%
1999   102.94%
2000   -22.08%
2001   -35.36%

         The Fund's year-to-date return as of 6/30/02 was -18.17%.

                  --------------------------------------
                  BEST QUARTER:      Q4 1999      75.65%
                  WORST QUARTER:     Q4 2000     -33.11%


16 PBHG LARGE CAP 20 FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


--------------------------------------------------------------------------------
                                                                       Since
                                              Past       Past        Inception
                                             1 Year     5 Years      (11/29/96)
--------------------------------------------------------------------------------

  Large Cap 20 Fund --
    PBHG Class
    Before Taxes                             -35.36%     17.93%       17.23%

  Large Cap 20 Fund --
    PBHG Class
    After Taxes on Distributions             -35.36%     16.02%       15.35%

  Large Cap 20 Fund --
    PBHG Class
    After Taxes on Distributions
    and Sale of Fund Shares                    -21.53%** 15.40%       14.78%

  S&P 500 Index*
    (Reflects No Deduction for
    Fees, Expenses or Taxes)                 -11.88%     10.70%       10.08%

  Russell 1000(R) Growth Index*
    (Reflects No Deduction for
    Fees, Expenses or Taxes)                 -20.42%      8.27%        7.71%

* The since inception returns for the S&P 500 Index and the Russell 1000(R) Growth Index were calculated as of November 30, 1996.

**When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.



                                                       PBHG LARGE CAP 20 FUND 17

[GRAPHIC OMITTED] FEES AND EXPENSES
This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

--------------------------------------------------------------------------------
FEES AND EXPENSES TABLE
                                                  PBHG CLASS
--------------------------------------------------------------------------------
  SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)          None
--------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees                                    0.85%
  Distribution and/or Service (12b-1) Fees           None
  Other Expenses                                     0.51%
--------------------------------------------------------------------------------
  Total Annual Operating Expenses                    1.36%*
--------------------------------------------------------------------------------

* THESE ARE THE EXPENSES YOU SHOULD EXPECT TO PAY AS AN INVESTOR IN THIS FUND FOR THE FISCAL YEAR ENDING MARCH 31, 2003. HOWEVER, YOU SHOULD KNOW THAT FOR THE FISCAL YEAR ENDING MARCH 31, 2003, PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE THAT PORTION, IF ANY, OF THE ANNUAL MANAGEMENT FEES PAYABLE BY THE FUND AND TO PAY CERTAIN EXPENSES OF THE FUND TO THE EXTENT NECESSARY TO ENSURE THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUSIVE OF CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) DO NOT EXCEED 1.50%. IN ADDITION, IN CONNECTION WITH OLD MUTUAL PLC'S ACQUISITION OF PILGRIM BAXTER'S PARENT COMPANY, OLD MUTUAL AND PILGRIM BAXTER HAVE AGREED TO MAINTAIN THIS EXPENSE LIMITATION AGREEMENT UNTIL MARCH 31, 2003. YOU SHOULD ALSO KNOW THAT IN ANY FISCAL YEAR IN WHICH THE FUND'S ASSETS ARE GREATER THAN $75 MILLION AND ITS TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUDING CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) ARE LESS THAN 1.50%, THE FUND'S BOARD OF TRUSTEES MAY ELECT TO REIMBURSE PILGRIM BAXTER FOR ANY FEES IT WAIVED OR EXPENSES IT REIMBURSED ON THE FUND'S BEHALF DURING THE PREVIOUS TWO FISCAL YEARS. THE BOARD MADE NO REIMBURSEMENT ELECTION DURING THE FISCAL YEAR ENDED MARCH 31, 2002. IN ADDITION, THROUGH AN ARRANGEMENT WITH THE FUND'S TRANSFER AGENT, CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES ARE USED TO REDUCE TRANSFER AGENT EXPENSES. INCLUDING THESE REDUCTIONS, THE TOTAL FUND ANNUAL OPERATING EXPENSES WOULD HAVE BEEN 1.35%.

[GRAPHIC OMITTED] EXAMPLE
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

--------------------------------------------------------------------------------
YOUR COST OVER
                        1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
   PBHG Class            $138          $431           $745          $1,635


18 PBHG LARGE CAP 20 FUND

PBHG Large Cap Growth Fund

[GRAPHIC OMITTED] GOAL

The Fund seeks to provide investors with long-term growth of capital.

[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in growth securities, such as common stocks, of large capitalization companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 1000(R) Growth Index at the time of the Fund's investment. As of June 30, 2002, the Russell 1000(R) Growth Index had market capitalizations between $303 million and $296.2 billion. The growth securities in the Fund are primarily common stocks that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. Pilgrim Baxter expects to focus on those growth securities whose market capitalizations are over $5 billion at the time of purchase. The size of the companies in the Russell 1000(R) Growth Index and those which Pilgrim Baxter intends to focus the Fund's investments will change with market conditions and the composition of the index. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. The Fund may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

[GRAPHIC OMITTED] MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in financial markets, the company's individual situation or industry changes.

While the growth securities in the Fund may never reach what Pilgrim Baxter believes are their full earnings growth and capital appreciation potential and may go down in price, the Fund's emphasis on large company securities may limit some of the risk associated with growth investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC OMITTED] For more information on this Fund's investment  strategies and the associated risks, please refer to the More About the Funds section beginning on page 89.


                                                   PBHG LARGE CAP GROWTH FUND 19

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries, and the Russell 1000(R) Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

                          CALENDAR YEAR TOTAL RETURNS

[BAR GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]

1996    23.40%
1997    22.36%
1998    30.42%
1999    67.06%
2000    -0.18%
2001   -28.52%


           The Fund's year-to-date return as of 6/30/02 was -16.49%.

                -----------------------------------------
                BEST QUARTER:      Q4 1999         59.55%
                WORST QUARTER:     Q4 2000        -22.74%


20 PBHG LARGE CAP GROWTH FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
                                                                      Since
                                              Past         Past     Inception
                                             1 Year      5 Years     (4/5/95)
--------------------------------------------------------------------------------

  Large Cap Growth Fund --
    PBHG Class
    Before Taxes                             -28.52%     13.72%       18.52%

  Large Cap Growth Fund --
    PBHG  Class
    After Taxes on Distributions             -28.52%     11.85%       16.85%

  Large Cap Growth Fund --
    PBHG Class
    After Taxes on Distributions
    and Sale of Fund Shares                  -17.37%**   11.38%       15.72%

  S&P 500 Index*
    (Reflects No Deduction for
    Fees, Expenses or Taxes)                 -11.88%     10.70%       14.96%

  Russell 1000(R) Growth Index*
    (Reflects No Deduction for
    Fees, Expenses or Taxes)                 -20.42%      8.27%       13.09%

* The since inception returns for the S&P 500 Index and the Russell 1000(R) Growth Index were calculated from March 31, 1995.

**When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.


                                                   PBHG LARGE CAP GROWTH FUND 21

[GRAPHIC OMITTED] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

--------------------------------------------------------------------------------
FEES AND EXPENSES TABLE
                                                  PBHG CLASS
--------------------------------------------------------------------------------
  SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)          None
--------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees                                    0.75%
  Distribution and/or Service (12b-1) Fees           None
  Other Expenses                                     0.51%
--------------------------------------------------------------------------------
  Total Annual Operating Expenses                    1.26%*
--------------------------------------------------------------------------------


* IN ADDITION, THROUGH AN ARRANGEMENT WITH THE FUND'S TRANSFER AGENT, CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES ARE USED TO REDUCE TRANSFER AGENT EXPENSES. INCLUDING THESE REDUCTIONS, THE TOTAL FUND ANNUAL OPERATING EXPENSES WOULD HAVE BEEN 1.25%.

[GRAPHIC OMITTED] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

--------------------------------------------------------------------------------
YOUR COST OVER
                        1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

   PBHG Class            $128          $400           $692          $1,523


22 PBHG LARGE CAP GROWTH FUND

PBHG Limited Fund

THIS FUND IS CURRENTLY OFFERED ONLY TO EXISTING SHAREHOLDERS. EXISTING SHAREHOLDERS MAY OPEN NEW ACCOUNTS, PROVIDED THAT ANY NEW ACCOUNT IS REGISTERED IN THE SAME NAME OR HAS THE SAME SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER AS THE EXISTING SHAREHOLDER'S ACCOUNT.


[GRAPHIC OMITTED] GOAL

The Fund seeks to provide investors with long-term capital appreciation.

[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 65% of its total assets in growth securities, such as common stocks, of small sized companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 2000(R) Growth Index at the time of the Fund's investment. As of June 30, 2002, the Russell 2000(R) Growth Index had market capitalizations between $26 million and $1.8 billion. The growth securities in the Fund are primarily common stocks that Pilgrim Baxter believes have strong historical earnings growth and expected earnings higher than the U.S. market as a whole, as measured by the S&P 500 Index. Pilgrim Baxter expects to focus on those growth securities whose market capitalizations or annual revenues are $250 million or less at the time of purchase. The size of the companies in the Russell 2000(R) Growth Index and those which Pilgrim Baxter intends to focus the Fund's investments will change with market conditions and the composition of the index. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. The Fund may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

[GRAPHIC OMITTED] MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies. The Fund emphasizes small sized growth companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the growth securities in the Fund may never reach what Pilgrim Baxter believes are their full earnings growth potential and may go down in price. Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.


                                                            PBHG LIMITED FUND 23

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC OMITTED] For more information on this Fund's investment  strategies and the associated risks, please refer to the More About the Funds section beginning on page 89.

[GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Russell 2000(R) Growth Index, a widely recognized, unmanaged index that tracks the performance of those securities in the Russell 2000(R) Index with greater-than-average growth characteristics. The Russell 2000(R) Index is an unmanaged index that measures the performance of 2,000 small cap stocks. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

                        -------------------------------
                          CALENDAR YEAR TOTAL RETURNS

[BAR GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]

1997    16.07%
1998    13.05%
1999    71.70%
2000    -6.86%
2001   -18.14%


           The Fund's year-to-date return as of 6/30/02 was -30.72%.

                 -----------------------------------------
                 BEST QUARTER:       Q4 1999        49.84%
                 WORST QUARTER:      Q3 2001       -29.64%


24 PBHG LIMITED FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
                                                                     Since
                                            Past       Past        Inception
                                           1 Year    5 Years       (6/28/96)
--------------------------------------------------------------------------------

  Limited Fund --
    PBHG Class
    Before Taxes                          -18.14%     11.43%        12.40%

  Limited Fund --
    PBHG  Class
    After Taxes on Distributions          -18.37%      7.92%         9.16%

  Limited Fund --
    PBHG Class
    After Taxes on Distributions
    and Sale of Fund Shares               -10.83%**    8.87%**       9.78%**

  Russell 2000(R) Growth Index*
    (Reflects No Deduction for
    Fees, Expenses or Taxes)               -9.23%      2.87%         2.50%

* The since inception return for the Russell 2000(R) Growth Index was calculated as of June 30, 1996.

**When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.


                                                            PBHG LIMITED FUND 25

[GRAPHIC OMITTED] FEES AND EXPENSES
This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.


--------------------------------------------------------------------------------
FEES AND EXPENSES TABLE
                                                  PBHG CLASS
--------------------------------------------------------------------------------
  SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)          None
--------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees                                    1.00%
  Distribution and/or Service (12b-1) Fees           None
  Other Expenses                                     0.41%
--------------------------------------------------------------------------------
  Total Annual Operating Expenses                    1.41%*
--------------------------------------------------------------------------------

* THESE ARE THE EXPENSES YOU SHOULD EXPECT TO PAY AS AN INVESTOR IN THIS FUND FOR THE FISCAL YEAR ENDING MARCH 31, 2003. HOWEVER, YOU SHOULD KNOW THAT FOR THE FISCAL YEAR ENDING MARCH 31, 2003, PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE THAT PORTION, IF ANY, OF THE ANNUAL MANAGEMENT FEES PAYABLE BY THE FUND AND TO PAY CERTAIN EXPENSES OF THE FUND TO THE EXTENT NECESSARY TO ENSURE THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUSIVE OF CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) DO NOT EXCEED 1.50%. IN ADDITION, IN CONNECTION WITH OLD MUTUAL PLC'S ACQUISITION OF PILGRIM BAXTER'S PARENT COMPANY, OLD MUTUAL AND PILGRIM BAXTER HAVE AGREED TO MAINTAIN THIS EXPENSE LIMITATION AGREEMENT UNTIL MARCH 31, 2003. YOU SHOULD ALSO KNOW THAT IN ANY FISCAL YEAR IN WHICH THE FUND'S ASSETS ARE GREATER THAN $75 MILLION AND ITS TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUDING CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) ARE LESS THAN 1.50%, THE FUND'S BOARD OF TRUSTEES MAY ELECT TO REIMBURSE PILGRIM BAXTER FOR ANY FEES IT WAIVED OR EXPENSES IT REIMBURSED ON THE FUND'S BEHALF DURING THE PREVIOUS TWO FISCAL YEARS. THE BOARD MADE NO REIMBURSEMENT ELECTION DURING THE FISCAL YEAR ENDED MARCH 31, 2002. IN ADDITION, THROUGH AN ARRANGEMENT WITH THE FUND'S TRANSFER AGENT, CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES ARE USED TO REDUCE TRANSFER AGENT EXPENSES. INCLUDING THESE REDUCTIONS, THE TOTAL FUND ANNUAL OPERATING EXPENSES WOULD HAVE BEEN 1.40%.

[GRAPHIC OMITTED] EXAMPLE
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.


--------------------------------------------------------------------------------
YOUR COST OVER
                        1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
  PBHG Class             $144          $446           $771          $1,691


26 PBHG LIMITED FUND

PBHG New Opportunities Fund

THIS FUND IS CURRENTLY OFFERED ONLY TO THE FOLLOWING INVESTORS: (A) SUBSEQUENT INVESTMENTS BY PERSONS WHO WERE SHAREHOLDERS ON OR BEFORE NOVEMBER 12, 1999; (B) NEW AND SUBSEQUENT INVESTMENTS MADE BY CERTAIN CLIENTS AND EMPLOYEES OF PILGRIM BAXTER AND ITS AFFILIATES; AND (C) NEW AND SUBSEQUENT INVESTMENTS BY CERTAIN PENSIONS PLANS.


[GRAPHIC OMITTED] GOAL

The Fund seeks to provide investors with capital appreciation.

[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 65% of its total assets in growth securities, such as common stocks, of companies in economic sectors which Pilgrim Baxter believes have above-average long-term growth potential. The Fund will generally hold stocks of less than 50 small growth companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 2000(R) Growth Index at the time of the Fund's investment. As of June 30, 2002, the Russell 2000(R) Growth Index had market capitalizations between $26 million and $1.8 billion. The growth securities in the Fund are primarily common stocks. The sectors that Pilgrim Baxter believes have above-average long-term growth potential will change as the economy changes. As a result, the Fund may or may not be invested in these or other sectors at any time. In addition, the Fund may emphasize one or more sectors. For example, the Fund may invest 100% of its total assets in one sector. Pilgrim Baxter expects to focus primarily on those growth securities whose market capitalizations or annual revenues are under $1 billion at the time of purchase. The size of the companies in the Russell 2000(R) Growth Index and those which Pilgrim Baxter intends to focus the Fund's investments will change with market conditions and the composition of the index. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. The Fund may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

[GRAPHIC OMITTED] MAIN INVESTMENT RISKS

The Fund invests in a limited number of stocks. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a fund that does not invest in a limited number of stocks. The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies. The Fund's emphasis on certain sectors of the

                                                  PBHG NEW OPPORTUNITIES FUND 27
economy may make the Fund's performance more susceptible to economic, political or regulatory developments in that sector. As a result, the Fund's net asset value may fluctuate more than other equity investments. The Fund emphasizes small growth companies so it may be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the growth securities in the Fund may never reach what Pilgrim Baxter believes are their full long-term growth potential and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

[GRAPHIC OMITTED] For more information on this Fund's investment  strategies and the associated risks, please refer to the More About the Funds section beginning on page 89.

[GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Russell 2000(R) Growth Index, a widely recognized, unmanaged index that tracks the performance of those securities in the Russell 2000(R) Index with greater-than-average growth characteristics. The Russell 2000(R) Index is an unmanaged index that measures the performance of 2,000 small cap companies. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

                        -------------------------------
                          CALENDAR YEAR TOTAL RETURNS

[BAR GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]

2000    -4.68%
2001   -30.70%

           The Fund's year-to-date return as of 6/30/02 was -19.44%.

                  -------------------------------------
                  BEST QUARTER:     Q1 2000      42.37%
                  WORST QUARTER:    Q3 2001     -33.12%


28 PBHG NEW OPPORTUNITIES FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
                                                                       Since
                                                     Past            Inception
                                                    1 Year           (2/12/99)
--------------------------------------------------------------------------------
  New Opportunities Fund --
    PBHG Class
    Before Taxes                                    -30.70%            55.39%

  New Opportunities Fund --
    PBHG Class
    After Taxes on Distributions                    -30.70%            45.75%

  New Opportunities Fund --
    PBHG Class
    After Taxes on Distributions
    and Sale of Fund Shares                         -18.70%**          43.64%

  Russell 2000(R) Growth Index*
    (Reflects No Deduction for
    Fees, Expenses or Taxes)                         -9.23%            -1.24%

* The since inception return for the Russell 2000(R) Growth Index was calculated as of January 31, 1999.

**When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.


                                                  PBHG NEW OPPORTUNITIES FUND 29

[GRAPHIC OMITTED] FEES AND EXPENSES
This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

--------------------------------------------------------------------------------
FEES AND EXPENSES TABLE
                                                  PBHG CLASS
--------------------------------------------------------------------------------
  SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)          None
--------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees                                    1.00%
  Distribution and/or Service (12b-1) Fees           None
  Other Expenses                                     0.44%
--------------------------------------------------------------------------------
  Total Annual Operating Expenses                    1.44%*
--------------------------------------------------------------------------------

* THESE ARE THE EXPENSES YOU SHOULD EXPECT TO PAY AS AN INVESTOR IN THIS FUND FOR THE FISCAL YEAR ENDING MARCH 31, 2003. HOWEVER, YOU SHOULD KNOW THAT FOR THE FISCAL YEAR ENDING MARCH 31, 2003, PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE THAT PORTION, IF ANY, OF THE ANNUAL MANAGEMENT FEES PAYABLE BY THE FUND AND TO PAY CERTAIN EXPENSES OF THE FUND TO THE EXTENT NECESSARY TO ENSURE THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUSIVE OF CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) DO NOT EXCEED 1.50%. IN ADDITION, IN CONNECTION WITH OLD MUTUAL PLC'S ACQUISITION OF PILGRIM BAXTER'S PARENT COMPANY, OLD MUTUAL AND PILGRIM BAXTER HAVE AGREED TO MAINTAIN THIS EXPENSE LIMITATION AGREEMENT UNTIL MARCH 31, 2003. YOU SHOULD ALSO KNOW THAT IN ANY FISCAL YEAR IN WHICH THE FUND'S ASSETS ARE GREATER THAN $75 MILLION AND ITS TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUDING CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) ARE LESS THAN 1.50%, THE FUND'S BOARD OF TRUSTEES MAY ELECT TO REIMBURSE PILGRIM BAXTER FOR ANY FEES IT WAIVED OR EXPENSES IT REIMBURSED ON THE FUND'S BEHALF DURING THE PREVIOUS TWO FISCAL YEARS. THE BOARD MADE NO REIMBURSEMENT ELECTION DURING THE FISCAL YEAR ENDED MARCH 31, 2002. IN ADDITION, THROUGH AN ARRANGEMENT WITH THE FUND'S TRANSFER AGENT, CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES ARE USED TO REDUCE TRANSFER AGENT EXPENSES. INCLUDING THESE REDUCTIONS, THE TOTAL FUND ANNUAL OPERATING EXPENSES WOULD HAVE BEEN 1.43%.


[GRAPHIC OMITTED] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

--------------------------------------------------------------------------------
YOUR COST OVER
                        1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
   PBHG Class            $147          $456           $787          $1,724


30 PBHG NEW OPPORTUNITIES FUND

PBHG Select Equity Fund

[GRAPHIC OMITTED] GOAL

The Fund seeks to provide investors with long-term growth of capital.

[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in growth securities, such as common stocks, of no more than 30 small, medium or large capitalization companies. The growth securities in the Fund are primarily common stocks that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. The Fund may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

[GRAPHIC OMITTED] MAIN INVESTMENT RISKS

The Fund invests in a limited number of stocks. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a fund that does not invest in a limited number of stocks. The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

The growth securities in the Fund may never reach what Pilgrim Baxter believes are their full earnings growth and capital appreciation potential and may go down in price. In addition, the Fund may emphasize small, medium or large sized growth companies. An investment in small or medium sized growth companies is likely to make the Fund more volatile than the stock market in general, as measured by the S&P 500 Index. However, the Fund may also emphasize large company securities which may limit some of the risks associated with growth investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC OMITTED] For more information on this Fund's investment  strategies and the associated risks, please refer to the More About the Funds section beginning on page 89.


                                                      PBHG SELECT EQUITY FUND 31

[GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

                         -------------------------------
                           CALENDAR YEAR TOTAL RETURNS

[BAR GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]

1996    27.99%
1997     6.84%
1998    19.02%
1999   160.89%
2000   -24.55%
2001   -40.84%

           The Fund's year-to-date return as of 6/30/02 was -22.55%.

                 ------------------------------------------
                 BEST QUARTER:      Q4 1999         130.62%
                 WORST QUARTER:     Q4 2000         -43.15%


32 PBHG SELECT EQUITY FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
                                                                      Since
                                              Past         Past     Inception
                                             1 Year      5 Years     (4/5/95)
--------------------------------------------------------------------------------
  Select Equity Fund --
    PBHG Class
    Before Taxes                             -40.84%      8.17%       17.72%

  Select Equity Fund --
    PBHG Class
    After Taxes on Distributions             -40.84%      7.17%       16.68%

  Select Equity Fund --
    PBHG Class
    After Taxes on Distributions and
    Sale of Fund Shares                      -24.87%**    6.94%       15.26%

  S&P 500 Index*
    (Reflects No Deduction for
    Fees,  Expenses or Taxes)                -11.88%     10.70%       14.96%

* The since inception return for the S&P 500 Index was calculated from March 31, 1995.

**When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.


                                                      PBHG SELECT EQUITY FUND 33

[GRAPHIC OMITTED] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

--------------------------------------------------------------------------------
FEES AND EXPENSES TABLE
                                                  PBHG CLASS
--------------------------------------------------------------------------------
  SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)          None
--------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees                                    0.85%
  Distribution and/or Service (12b-1) Fees           None
  Other Expenses                                     0.53%
--------------------------------------------------------------------------------
  Total Annual Operating Expenses                    1.38%*
--------------------------------------------------------------------------------

* THROUGH AN ARRANGEMENT WITH THE FUND'S TRANSFER AGENT, CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES ARE USED TO REDUCE TRANSFER AGENT EXPENSES. INCLUDING THESE REDUCTIONS, THE TOTAL FUND ANNUAL OPERATING EXPENSES WOULD HAVE BEEN 1.37%.

[GRAPHIC OMITTED] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

--------------------------------------------------------------------------------
YOUR COST OVER
                        1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
   PBHG Class            $140          $437           $755          $1,657


34 PBHG SELECT EQUITY FUND

PBHG Clipper Focus Fund

[GRAPHIC OMITTED] GOAL

The Fund seeks to provide investors with long-term capital growth.

[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

The Fund, a non-diversified fund, invests for the long-term in equity securities of companies whose share price trades below PFR's estimate of their intrinsic value. Based upon extensive fundamental research, PFR, the Fund's sub-adviser, prepares valuation models for each company being analyzed to identify companies that it believes the market has undervalued. The valuation models attempt to calculate each company's intrinsic value based on private market transactions and discounted cash flow. PFR adds companies to the Fund when their share price trades below PFR's estimate of intrinsic value and sells companies when their share prices reach PFR's estimate of intrinsic value.

The Fund generally holds between 15 to 35 stocks. The Fund will generally hold its investment in a particular company for an extended period. PFR expects to invest fully the assets of the Fund. Consequently, PFR generally expects cash reserves to be less than 5% of the total assets of the Fund.

The Clipper Focus Fund may also, on occasion, invest in special situations. A special situation arises when PFR believes the securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to that company, such as events that could change or temporarily hamper the ongoing operations of a company.

[GRAPHIC OMITTED] MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation or industry changes.

The Fund is non-diversified, which means, it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

Special situations often involve much greater risk than is inherent in ordinary investment securities. In addition, the market price of companies subject to special situations may never reflect any perceived intrinsic values.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.


                                                      PBHG CLIPPER FOCUS FUND 35

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC OMITTED] For more information on this Fund's investment  strategies and the associated risks, please refer to the More About the Funds section beginning on page 89.



[GRAPHIC OMITTED] PERFORMANCE INFORMATION

Prior to December 14, 2001, the PBHG Class Shares of the Fund were known as the Institutional Class shares of the Clipper Focus Portfolio, a series of UAM Funds Trust. On December 14, 2001, the Fund acquired the assets of the Clipper Focus Portfolio. The Clipper Focus Portfolio was managed by PFR, the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the Clipper Focus Portfolio.

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

                          CALENDAR YEAR TOTAL RETURNS*

[BAR GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]

1999    -1.88%
2000    44.29%
2001    11.93%

           The Fund's year-to-date return as of 6/30/02 was -2.17%.

                    --------------------------------------
                    BEST QUARTER:      Q3 2000      20.56%
                    WORST QUARTER:     Q1 2000      -6.25%


36 PBHG CLIPPER FOCUS FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
                                                                       Since
                                                     Past            Inception
                                                    1 Year           (9/10/98)
--------------------------------------------------------------------------------

  Clipper Focus Fund* --
    PBHG Class
    Before Taxes                                    11.93%             20.82%

  Clipper Focus Fund* --
    PBHG Class
    After Taxes on Distributions                     7.05%             18.28%

  Clipper Focus Fund* --
    PBHG Class
    After Taxes on Distributions and
    Sale of Fund Shares                              7.80%***          16.02%

  S&P 500 Index**
    (Reflects No Deduction for
    Fees,  Expenses or Taxes)                      -11.88%              6.96%

* Data includes performance of the Fund's predecessor, whose inception date was September 10, 1998.

** The since inception  return for the S&P 500 Index was calculated as of August
   31, 1998.

***When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.


                                                      PBHG CLIPPER FOCUS FUND 37

[GRAPHIC OMITTED] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE
                                                  PBHG CLASS
--------------------------------------------------------------------------------
  SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)          None
--------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees                                    1.00%
  Distribution and/or Service (12b-1) Fees           None
  Other Expenses                                     0.44%
--------------------------------------------------------------------------------
  Total  Annual  Operating  Expenses                1.44%*
--------------------------------------------------------------------------------

* THESE ARE THE EXPENSES YOU SHOULD EXPECT TO PAY AS AN INVESTOR IN THIS FUND UNTIL MARCH 31, 2003. YOU SHOULD KNOW THAT PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE THAT PORTION, IF ANY, OF THE ANNUAL MANAGEMENT FEES PAYABLE BY THE FUND AND TO PAY CERTAIN EXPENSES OF THE FUND TO THE EXTENT NECESSARY TO ENSURE THAT THE TOTAL ANNUAL OPERATING EXPENSES (EXCLUDING CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) DO NOT EXCEED 1.40% UNTIL SEPTEMBER 25, 2002 AND NOT MORE THAN 1.50% UNTIL MARCH 31, 2003. YOU SHOULD ALSO KNOW THAT IN ANY YEAR AFTER SEPTEMBER 25, 2002 IN WHICH THE FUND'S ASSETS ARE GREATER THAN $75 MILLION AND ITS TOTAL ANNUAL OPERATING EXPENSES (EXCLUDING CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) ARE LOWER THAN 1.50%, THE FUND'S BOARD OF TRUSTEES MAY ELECT TO REIMBURSE PILGRIM BAXTER FOR ANY FEES IT WAIVED OR EXPENSES IT REIMBURSED ON THE FUND'S BEHALF DURING THE PREVIOUS TWO FISCAL YEARS AFTER SEPTEMBER 25, 2002.


[GRAPHIC OMITTED] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one-year period and total operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.

--------------------------------------------------------------------------------
YOUR COST OVER
                        1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
  PBHG Class             $147          $456           $787          $1,724


38 PBHG CLIPPER FOCUS FUND

PBHG Focused Value Fund

[GRAPHIC OMITTED] GOAL

The Fund seeks to provide investors with above-average total returns over a 3 to 5 year market cycle.

[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund, a non-diversified fund, invests at least 65% of its total assets in value securities, such as common stocks of small, medium or large capitalization companies. The value securities in the Fund are primarily common stocks that Pilgrim Baxter believes are currently underpriced using certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of value in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it becomes overvalued or shows deteriorating fundamentals.

[GRAPHIC OMITTED] MAIN INVESTMENT RISKS

The Fund is non-diversified, which means it invests a higher percentage of its assets in a limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies. The value securities in the Fund may never reach what Pilgrim Baxter believes are their full worth and may go down in price.

In addition, the Fund may emphasize small, medium or large sized value companies. An investment in smaller and medium sized companies is likely to make the Fund more volatile than the stock market in general, as measured by the S&P 500 Index. However, the Fund may also emphasize large company securities which may limit some of the risks associated with value investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.



                                                      PBHG FOCUSED VALUE FUND 39

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC OMITTED] For more information on this Fund's investment  strategies and the associated risks, please refer to the More About the Funds section beginning on page 89.

[GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

                         -------------------------------
                           CALENDAR YEAR TOTAL RETURNS

[BAR GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]

2000    24.81%
2001     3.44%

           The Fund's year-to-date return as of 6/30/02 was -18.38%.

                   --------------------------------------
                   BEST QUARTER:      Q1 2000      29.53%
                   WORST QUARTER:     Q3 2001     -14.97%


40 PBHG FOCUSED VALUE FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


--------------------------------------------------------------------------------
                                                                    Since
                                                  Past            Inception
                                                 1 Year           (2/12/99)
--------------------------------------------------------------------------------
  Focused Value Fund --
    PBHG Class
    Before Taxes                                  3.44%             25.21%

  Focused Value Fund --
    PBHG Class
    After Taxes on Distributions                  3.11%             23.53%

  Focused Value Fund --
    PBHG Class
    After Taxes on Distributions and
    Sale of Fund Shares                           2.09%             19.92%

  S&P 500 Index*
    (Reflects No Deduction for
    Fees, Expenses or Taxes)                    -11.88%             -2.44%

* The since inception return for the S&P 500 Index was calculated as of January 31, 1999.


                                                      PBHG FOCUSED VALUE FUND 41

[GRAPHIC OMITTED] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

--------------------------------------------------------------------------------
FEES AND EXPENSES TABLE
                                                  PBHG CLASS
--------------------------------------------------------------------------------
  SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)          None
--------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees                                    0.85%
  Distribution and/or Service (12b-1) Fees           None
  Other Expenses                                     0.52%
--------------------------------------------------------------------------------
  Total  Annual  Operating  Expenses                 1.37%*
--------------------------------------------------------------------------------

* THIS IS THE ACTUAL TOTAL FUND OPERATING EXPENSE YOU SHOULD EXPECT TO PAY AS AN INVESTOR IN THIS FUND FOR THE FISCAL YEAR ENDING MARCH 31, 2003. HOWEVER, YOU SHOULD KNOW THAT FOR THE FISCAL YEAR ENDING MARCH 31, 2003, PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE THAT PORTION, IF ANY, OF THE ANNUAL MANAGEMENT FEES PAYABLE BY THE FUND AND TO PAY CERTAIN EXPENSES OF THE FUND TO THE EXTENT NECESSARY TO ENSURE THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUSIVE OF CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) DO NOT EXCEED 1.50%. IN ADDITION, IN CONNECTION WITH OLD MUTUAL PLC'S ACQUISITION OF PILGRIM BAXTER'S PARENT COMPANY, OLD MUTUAL AND PILGRIM BAXTER HAVE AGREED TO MAINTAIN THIS EXPENSE LIMITATION AGREEMENT UNTIL MARCH 31, 2003. YOU SHOULD KNOW THAT IN ANY FISCAL YEAR IN WHICH THE FUND'S ASSETS ARE GREATER THAN $75 MILLION AND ITS TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUDING CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) ARE LESS THAN 1.50%, THE FUND'S BOARD OF TRUSTEES MAY ELECT TO REIMBURSE PILGRIM BAXTER FOR ANY FEES IT WAIVED OR EXPENSES IT REIMBURSED ON THE FUND'S BEHALF DURING THE PREVIOUS TWO FISCAL YEARS. THE BOARD MADE NO REIMBURSEMENT ELECTION DURING FISCAL YEAR ENDED MARCH 31, 2002. IN ADDITION, THROUGH AN ARRANGEMENT WITH THE FUND'S TRANSFER AGENT, CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES ARE USED TO REDUCE TRANSFER AGENT EXPENSES. INCLUDING THESE REDUCTIONS, THE TOTAL FUND ANNUAL OPERATING EXPENSES WOULD HAVE BEEN 1.36%.


[GRAPHIC OMITTED] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

--------------------------------------------------------------------------------
YOUR COST OVER
                        1 YEAR       3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
  PBHG Class             $139          $434           $750          $1,646


42 PBHG FOCUSED VALUE FUND

PBHG Large Cap Value Fund

[GRAPHIC OMITTED] GOAL

The Fund seeks to provide investors with long-term growth of capital and income. Current income is a secondary objective.

[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in value securities, such as common stocks, issued by companies with large market capitalizations. These companies generally have market capitalizations similar to the market capitalizations of the companies in the S&P 500 Index at the time of the Fund's investment. As of June 30, 2002, the S&P 500 Index had market capitalizations between $492 million and $296.2 billion. The value securities in the Fund are primarily common stocks that Pilgrim Baxter believes are currently underpriced using certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Pilgrim Baxter expects to focus primarily on those value securities whose market capitalizations are over $10 billion at the time of purchase. The size of the companies in the S&P 500 Index and those which Pilgrim Baxter intends to focus the Fund's investments will change with market conditions and the composition of the index. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of value in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it becomes overvalued or shows deteriorating fundamentals.

[GRAPHIC OMITTED] MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes.

While the value securities in the Fund may never reach what Pilgrim Baxter believes are their full worth and may go down in price, the Fund's emphasis on large company securities may limit some of the risk associated with value investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC OMITTED] For more information on this Fund's investment  strategies and the associated risks, please refer to the More About the Funds section beginning on page 89.


                                                    PBHG LARGE CAP VALUE FUND 43

[GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

                        -------------------------------
                          CALENDAR YEAR TOTAL RETURNS

[BAR GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]

1997    25.62%
1998    34.74%
1999    11.06%
2000    23.97%
2001    -1.41%

           The Fund's year-to-date return as of 6/30/02 was -12.23%.

                    ---------------------------------------
                    BEST QUARTER:      Q4 1998       28.21%
                    WORST QUARTER:     Q3 2001      -14.02%


44 PBHG LARGE CAP VALUE FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
                                                                      Since
                                              Past        Past      Inception
                                             1 Year     5 Years     (12/31/96)
--------------------------------------------------------------------------------
  Large Cap Value Fund --
    PBHG Class
    Before Taxes                             -1.41%      18.10%       18.10%

  Large Cap Value Fund --
    PBHG Class
    After Taxes on Distributions             -1.48%      13.75%       13.75%

  Large Cap Value Fund --
    PBHG Class
    After Taxes on Distributions and
    Sale of Fund Shares                      -0.86%*     12.71%       12.71%

  S&P 500 Index
    (Reflects No Deduction for
    Fees,  Expenses or Taxes)               -11.88%      10.70%       10.70%

* When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.


                                                    PBHG LARGE CAP VALUE FUND 45

[GRAPHIC OMITTED] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

--------------------------------------------------------------------------------
FEES AND EXPENSES TABLE
                                                  PBHG CLASS
--------------------------------------------------------------------------------
  SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)          None
--------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees                                    0.65%
  Distribution and/or Service (12b-1) Fees           None
  Other Expenses                                     0.49%
--------------------------------------------------------------------------------
  Total  Annual  Operating  Expenses                1.14%*
--------------------------------------------------------------------------------

* THESE ARE THE EXPENSES YOU SHOULD EXPECT TO PAY AS AN INVESTOR IN THIS FUND FOR THE FISCAL YEAR ENDING MARCH 31, 2003. HOWEVER, YOU SHOULD KNOW THAT FOR THE FISCAL YEAR ENDING MARCH 31, 2003, PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE THAT PORTION, IF ANY, OF THE ANNUAL MANAGEMENT FEES PAYABLE BY THE FUND AND TO PAY CERTAIN EXPENSES OF THE FUND TO THE EXTENT NECESSARY TO ENSURE THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUSIVE OF CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) DO NOT EXCEED 1.50%. IN ADDITION, IN CONNECTION WITH OLD MUTUAL PLC'S ACQUISITION OF PILGRIM BAXTER'S PARENT COMPANY, OLD MUTUAL AND PILGRIM BAXTER HAVE AGREED TO MAINTAIN THIS EXPENSE LIMITATION AGREEMENT UNTIL MARCH 31, 2003. YOU SHOULD ALSO KNOW THAT IN ANY FISCAL YEAR IN WHICH THE FUND'S ASSETS ARE GREATER THAN $75 MILLION AND ITS TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUDING CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) ARE LESS THAN 1.50%, THE FUND'S BOARD OF TRUSTEES MAY ELECT TO REIMBURSE PILGRIM BAXTER FOR ANY FEES IT WAIVED OR EXPENSES IT REIMBURSED ON THE FUND'S BEHALF DURING THE PREVIOUS TWO FISCAL YEARS. THE BOARD MADE NO REIMBURSEMENT ELECTION DURING THE FISCAL YEAR ENDED MARCH 31, 2002. IN ADDITION, THROUGH AN ARRANGEMENT WITH THE FUND'S TRANSFER AGENT, CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES ARE USED TO REDUCE TRANSFER AGENT EXPENSES. INCLUDING THESE REDUCTIONS, THE TOTAL FUND ANNUAL OPERATING EXPENSES WOULD HAVE BEEN 1.13%.

[GRAPHIC OMITTED] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.
--------------------------------------------------------------------------------
  YOUR COST OVER
                        1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
   PBHG Class            $116          $362           $628          $1,386


46 PBHG LARGE CAP VALUE FUND

PBHG Mid-Cap Value Fund

[GRAPHIC OMITTED] GOAL

The Fund seeks to provide investors with above-average total return over a 3 to 5 year market cycle, consistent with reasonable risk.

[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in value securities, such as common stocks, issued by companies with market capitalizations similar to the market capitalizations of companies in the S&P MidCap 400 Index at the time of the Fund's investment. As of June 30, 2002, the S&P MidCap 400 Index had market capitalizations between $140 million and $9.2 billion. The size of the companies in the S&P MidCap 400 Index and those which Pilgrim Baxter intends to focus the Fund's investments will change with market conditions and the composition of the index. The value securities in the Fund are primarily common stocks that Pilgrim Baxter believes are currently underpriced using certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of value in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it becomes overvalued or shows deteriorating fundamentals. The Fund's sector weightings are generally within 10% of the S&P MidCap 400's sector weightings. In addition, the Fund generally has a lower price-to-earnings ratio than the average company in the S&P MidCap 400 Index.

[GRAPHIC OMITTED] MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

The Fund emphasizes value securities of medium sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the value securities in the Fund may never reach what Pilgrim Baxter believes are their full worth and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.



                                                      PBHG MID-CAP VALUE FUND 47

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC OMITTED] For more information on this Fund's investment  strategies and the associated risks, please refer to the More About the Funds section beginning on page 89.

[GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The performance table compares the Fund's performance over time to that of its benchmark, the S&P MidCap 400 Index, a widely recognized, unmanaged index that tracks the performance of 400 mid-cap stocks, and the S&P BARRA MidCap Value Index, a widely recognized, unmanaged index that tracks the performance of those S&P MidCap 400 companies with lower price-to-book ratios and forecasted growth rates. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

                         -------------------------------
                           CALENDAR YEAR TOTAL RETURNS

[BAR GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]

1998    27.84%
1999    21.72%
2000    26.17%
2001     7.79%

            The Fund's year-to-date return as of 6/30/02 was -9.86%.

                   --------------------------------------
                   BEST QUARTER:     Q4 1998       30.07%
                   WORST QUARTER:    Q3 2001      -18.53%


48 PBHG MID-CAP VALUE FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
                                                                    Since
                                                  Past            Inception
                                                 1 Year           (4/30/97)
--------------------------------------------------------------------------------
  Mid-Cap Value Fund --
    PBHG Class
    Before Taxes                                  7.79%             26.49%

  Mid-Cap Value Fund --
    PBHG Class
    After Taxes on Distributions                  7.79%             20.52%

  Mid-Cap Value Fund --
    PBHG Class
    After Taxes on Distributions and
    Sale of Fund Shares                           4.74%             18.74%

  S&P MidCap 400 Index
    (Reflects No Deduction for
    Fees, Expenses or Taxes)                     -0.61%             17.09%

  S&P BARRA MidCap Value Index
    (Reflects No Deduction for
    Fees, Expenses or Taxes)                      7.14%             15.11%


                                                      PBHG MID-CAP VALUE FUND 49

[GRAPHIC OMITTED] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

--------------------------------------------------------------------------------
FEES AND EXPENSES TABLE
                                                  PBHG CLASS
--------------------------------------------------------------------------------
  SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)          None
--------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees                                    0.85%
  Distribution and/or Service (12b-1) Fees           None
  Other Expenses                                     0.47%
--------------------------------------------------------------------------------
  Total  Annual  Operating  Expenses                 1.32%*
--------------------------------------------------------------------------------

* THESE ARE THE EXPENSES YOU SHOULD EXPECT TO PAY AS AN INVESTOR IN THIS FUND FOR THE FISCAL YEAR ENDING MARCH 31, 2003. HOWEVER, YOU SHOULD KNOW THAT FOR THE FISCAL YEAR ENDING MARCH 31, 2003, PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE THAT PORTION, IF ANY, OF THE ANNUAL MANAGEMENT FEES PAYABLE BY THE FUND AND TO PAY CERTAIN EXPENSES OF THE FUND TO THE EXTENT NECESSARY TO ENSURE THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUSIVE OF CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) DO NOT EXCEED 1.50%. IN ADDITION, IN CONNECTION WITH OLD MUTUAL PLC'S ACQUISITION OF PILGRIM BAXTER'S PARENT COMPANY, OLD MUTUAL AND PILGRIM BAXTER HAVE AGREED TO MAINTAIN THIS EXPENSE LIMITATION AGREEMENT UNTIL MARCH 31, 2003. YOU SHOULD ALSO KNOW THAT IN ANY FISCAL YEAR IN WHICH THE FUND'S ASSETS ARE GREATER THAN $75 MILLION AND ITS TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUDING CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) ARE LESS THAN 1.50%, THE FUND'S BOARD OF TRUSTEES MAY ELECT TO REIMBURSE PILGRIM BAXTER FOR ANY FEES IT WAIVED OR EXPENSES IT REIMBURSED ON THE FUND'S BEHALF DURING THE PREVIOUS TWO FISCAL YEARS. THE BOARD MADE NO REIMBURSEMENT ELECTION DURING THE FISCAL YEAR ENDED MARCH 31, 2002. IN ADDITION, THROUGH AN ARRANGEMENT WITH THE FUND'S TRANSFER AGENT, CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES ARE USED TO REDUCE TRANSFER AGENT EXPENSES. INCLUDING THESE REDUCTIONS, THE TOTAL FUND ANNUAL OPERATING EXPENSES WOULD HAVE BEEN 1.31%.


[GRAPHIC OMITTED] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

--------------------------------------------------------------------------------
YOUR COST OVER
                        1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
 PBHG Class              $134          $418            $723         $1,590


50 PBHG MID-CAP VALUE FUND

PBHG Small Cap Value Fund

[GRAPHIC OMITTED] GOAL

The Fund seeks to provide investors with above-average total return over a 3 to 5 year market cycle, consistent with reasonable risk.

[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in value securities, such as common stocks, issued by companies with market capitalizations similar to the market capitalizations of companies in the Russell 2000(R) Index at the time of the Fund's investment. As of June 30, 2002, the Russell 2000(R) Index had market capitalizations between $16 million and $1.8 billion. The size of the companies in the Russell 2000(R) Index and those which Pilgrim Baxter intends to focus the Fund's investments will change with market capitalizations and the composition of the index. The value securities in the Fund are primarily common stocks that Pilgrim Baxter believes are currently underpriced using certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of value in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it becomes overvalued or shows deteriorating fundamentals. The Fund's sector weightings are generally within 10% of the Russell 2000's sector weightings. In addition, the Fund generally has a lower price-to-earnings ratio than the average company in the Russell 2000(R) Index.

[GRAPHIC OMITTED] MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

The Fund emphasizes value securities of smaller sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the value securities in the Fund may never reach what Pilgrim Baxter believes are their full worth and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.



                                                    PBHG SMALL CAP VALUE FUND 51

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC OMITTED] For more information on this Fund's investment  strategies and the associated risks, please refer to the More About the Funds section beginning on page 89.

[GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The performance table compares the Fund's performance over time to that of its benchmark, the Russell 2000(R) Index, a widely recognized, unmanaged index that tracks the performance of 2,000 small cap stocks, and the Russell 2000(R) Value Index, a widely recognized, unmanaged index that tracks the performance of those Russell 2000 companies with lower price-to-book ratios and forecasted growth rates. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

                        -------------------------------
                          CALENDAR YEAR TOTAL RETURNS

[BAR GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]

1998     1.13%
1999    18.63%
2000    32.87%
2001     4.93%

           The Fund's year-to-date return as of 6/30/02 was -14.05%.

                   --------------------------------------
                   BEST QUARTER:    Q4 2001        25.70%
                   WORST QUARTER:   Q3 1998       -21.59%


52 PBHG SMALL CAP VALUE FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
                                                                    Since
                                                  Past            Inception
                                                 1 Year           (4/30/97)
--------------------------------------------------------------------------------
  Small Cap Value Fund --
    PBHG Class
    Before Taxes                                  4.93%             20.98%

  Small Cap Value Fund --
    PBHG Class
    After Taxes on Distributions                  4.93%             19.34%

  Small Cap Value Fund --
    PBHG Class
    After Taxes on Distributions and
    Sale of Fund Shares                           3.00%             16.70%

  Russell 2000(R) Index
    (Reflects No Deduction for
    Fees, Expenses or Taxes)                      2.49%              9.25%

  Russell 2000(R) Value Index
    (Reflects No Deduction for
    Fees, Expenses or Taxes)                     14.02%             11.76%


                                                    PBHG SMALL CAP VALUE FUND 53

[GRAPHIC OMITTED] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

--------------------------------------------------------------------------------
FEES AND EXPENSES TABLE
                                                  PBHG CLASS
--------------------------------------------------------------------------------
  SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)          None
--------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees                                    1.00%
  Distribution and/or Service (12b-1) Fees           None
  Other Expenses                                     0.48%
--------------------------------------------------------------------------------
  Total  Annual  Operating  Expenses                 1.48%*
--------------------------------------------------------------------------------

* THIS IS THE ACTUAL TOTAL FUND OPERATING EXPENSE YOU SHOULD EXPECT TO PAY AS AN INVESTOR IN THIS FUND FOR THE FISCAL YEAR ENDING MARCH 31, 2003. HOWEVER, YOU SHOULD KNOW THAT FOR THE FISCAL YEAR ENDING MARCH 31, 2003, PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE THAT PORTION, IF ANY, OF THE ANNUAL MANAGEMENT FEES PAYABLE BY THE FUND AND TO PAY CERTAIN EXPENSES OF THE FUND TO THE EXTENT NECESSARY TO ENSURE THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUSIVE OF CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) DO NOT EXCEED 1.50%. IN ADDITION, IN CONNECTION WITH OLD MUTUAL PLC'S ACQUISITION OF PILGRIM BAXTER'S PARENT COMPANY, OLD MUTUAL AND PILGRIM BAXTER HAVE AGREED TO MAINTAIN THIS EXPENSE LIMITATION AGREEMENT UNTIL MARCH 31, 2003. YOU SHOULD KNOW THAT IN ANY FISCAL YEAR IN WHICH THE FUND'S ASSETS ARE GREATER THAN $75 MILLION AND ITS TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUDING CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) ARE LESS THAN 1.50%, THE FUND'S BOARD OF TRUSTEES MAY ELECT TO REIMBURSE PILGRIM BAXTER FOR ANY FEES IT WAIVED OR EXPENSES IT REIMBURSED ON THE FUND'S BEHALF DURING THE PREVIOUS TWO FISCAL YEARS. THE BOARD MADE NO REIMBURSEMENT ELECTION DURING THE FISCAL YEAR ENDED MARCH 31, 2002.

[GRAPHIC OMITTED] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

--------------------------------------------------------------------------------
  YOUR COST OVER
                        1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
  PBHG Class             $151          $468           $808          $1,768


54 PBHG SMALL CAP VALUE FUND

PBHG Disciplined Equity Fund

[GRAPHIC OMITTED] GOAL

The Fund seeks to provide investors with above-average total returns.

[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of corporations whose securities are traded in the U.S. While the Fund may invest in companies of any size, it usually invests in medium to large capitalization companies of over $2 billion at the time of purchase. Through superior stock selection, the Fund seeks to exceed the return of its benchmark, the S&P 500 Index, over full market cycles with no greater volatility than the S&P 500 Index.

Analytic, the Fund's sub-adviser, selects equity securities for this Fund using a proprietary system that ranks stocks according to a mathematical model. Analytic's system seeks to determine a security's intrinsic (true) value by evaluating variables, such as relative valuation, price momentum, company fundamentals, liquidity and risk. Using its system, Analytic believes it can assemble a portfolio of securities that is style and sector neutral to achieve a level of diversification and risk similar to that of the S&P 500 Index. "Style neutral" means a fund is similar to its investment universe in terms of exposure to quantifiable characteristics such as average market capitalization. A fund is "sector neutral" when its exposure to specified economic sectors (such as technology or utilities) is similar to that of its investment universe. Analytic also believes that by using its system, the Fund can consistently outperform traditional strategies that focus on a single style, such as value or growth.

[GRAPHIC OMITTED] MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation or industry changes.

The Fund may buy and sell investments relatively often. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term gains) realized by the Fund. Shareholders must pay tax on such capital gains.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC OMITTED] For more information on this Fund's investment  strategies and the associated risks, please refer to the More About the Funds section beginning on page 89.



                                                 PBHG DISCIPLINED EQUITY FUND 55

[GRAPHIC OMITTED] PERFORMANCE INFORMATION

Prior to January 11, 2002, the PBHG Class Shares of the Fund were known as the Institutional Class shares of the Analytic Enhanced Equity Fund, a series of UAM Funds, Inc. II. On January 11, 2002, the Fund acquired the assets of the Analytic Enhanced Equity Fund. The Analytic Enhanced Equity Fund was managed by Analytic, the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the Analytic Enhanced Equity Fund.

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the S&P 500, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

                        -------------------------------
                          CALENDAR YEAR TOTAL RETURNS*

[BAR GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]

1994    -0.25%
1995    35.34%
1996    22.95%
1997    29.86%
1998    37.82%
1999    20.06%
2000    -9.33%
2001    -6.22%

           The Fund's year-to-date return as of 6/30/02 was -14.12%.

                  -----------------------------------------
                  BEST QUARTER:      Q4 1998         20.50%
                  WORST QUARTER:     Q3 2001        -11.70%


56 PBHG DISCIPLINED EQUITY FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
                                                                        Since
                                                Past         Past     Inception
                                               1 Year      5 Years     (7/1/93)
--------------------------------------------------------------------------------
  Disciplined Equity Fund* --
    PBHG Class
    Before Taxes                                -6.22%     12.81%        14.48%

  Disciplined Equity Fund* --
    PBHG Class
    After Taxes on Distributions                -6.47%     10.50%        11.43%

  Disciplined Equity Fund* --
    PBHG Class
    After Taxes on Distributions and
    Sale of Fund Shares                         -3.79%**    9.40%        10.59%

  S&P 500 Index***
    (Reflects No Deduction for
    Fees,  Expenses or Taxes)                  -11.88%     10.70%        13.75%

* Data includes performance of the Fund's predecessor, whose inception date was July 1, 1993.

** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

***The since  inception  return for the S&P 500 Index was  calculated as of June
   30, 1993.


                                                 PBHG DISCIPLINED EQUITY FUND 57

[GRAPHIC OMITTED] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

--------------------------------------------------------------------------------
  FEES AND EXPENSES TABLE
                                                   PBHG CLASS
--------------------------------------------------------------------------------
  SHAREHOLDER FEES                                   None
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees                                    0.70%*
  Distribution and/or Service (12b-1) Fees           None
  Other Expenses                                     0.63%
--------------------------------------------------------------------------------
  Total  Annual  Operating  Expenses                 1.33%**
--------------------------------------------------------------------------------

* PILGRIM BAXTER IS ENTITLED TO RECEIVE A MANAGEMENT FEE OF 0.70% UNDER ITS INVESTMENT ADVISORY AGREEMENT WITH THE FUND; HOWEVER, PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE A PORTION OF ITS FEE AND RECEIVE A MANAGEMENT FEE OF 0.60% FROM THE FUND UNTIL SEPTEMBER 25, 2002.


** THESE ARE THE EXPENSES  YOU SHOULD  EXPECT TO PAY AS AN INVESTOR IN THIS FUND
   UNTIL MARCH 31, 2003. YOU SHOULD KNOW THAT PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE THAT PORTION, IF ANY, OF THE ANNUAL MANAGEMENT FEES PAYABLE BY THE FUND AND TO PAY CERTAIN EXPENSES OF THE FUND TO THE EXTENT NECESSARY TO ENSURE THAT THE TOTAL ANNUAL OPERATING EXPENSES (EXCLUSIVE OF CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) DO NOT EXCEED 0.99% UNTIL SEPTEMBER 25, 2002 AND NOT MORE THAN 1.50% UNTIL MARCH 31, 2003. YOU SHOULD ALSO KNOW THAT IN ANY YEAR AFTER SEPTEMBER 25, 2002 IN WHICH THE FUND'S ASSETS ARE GREATER THAN $75 MILLION AND ITS TOTAL ANNUAL OPERATING EXPENSES (EXCLUSIVE OF CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) ARE LOWER THAN 1.50%, THE FUND'S BOARD OF TRUSTEES MAY ELECT TO REIMBURSE PILGRIM BAXTER FOR ANY FEES IT WAIVED OR EXPENSES IT REIMBURSED ON THE FUND'S BEHALF DURING THE PREVIOUS TWO FISCAL YEARS AFTER SEPTEMBER 25, 2002.

[GRAPHIC OMITTED] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

--------------------------------------------------------------------------------
  YOUR COST OVER
                        1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
  PBHG Class             $135          $421           $729          $1,601


58 PBHG DISCIPLINED EQUITY FUND

PBHG Global Technology & Communications Fund

THE BOARD OF TRUSTEES OF PBHG FUNDS HAS CALLED A SPECIAL MEETING OF PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND SHAREHOLDERS TO BE HELD ON THURSDAY, FEBRUARY 27, 2003 TO APPROVE A PROPOSAL TO MERGE THE PBHG GLOBAL TECHNOLOGY &COMMUNICATIONS FUND INTO THE PBHGTECHNOLOGY &COMMUNICATIONS FUND. ONLY SHAREHOLDERS WHO OWN SHARES OF THE PBHGGLOBAL TECHNOLOGY & COMMUNICATIONS FUND AT THE CLOSE OF BUSINESS ON MONDAY, DECEMBER 16, 2002, THE RECORD DATE, WILL BE ENTITLED TO NOTICE OF AND TO VOTE AT THE FEBRUARY 27, 2003 SPECIAL MEETING OF THE PBHGGLOBAL TECHNOLOGY &COMMUNICATIONS FUND SHAREHOLDERS. MORE DETAILED INFORMATION WILL BE CONTAINED IN THE FORTHCOMING PROXY STATEMENT.

[GRAPHIC OMITTED] GOAL

The Fund seeks to provide investors with long-term growth of capital.



[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund, a non-diversified fund, will invest at least 80% of its assets in common stocks of U.S. and non-U.S. companies and American Depositary Receipts ("ADRs") of non-U.S. companies doing business in the technology and communications sector of the market. In addition, the Fund is concentrated, which means it will invest 25% or more of its total assets in the group of industries within that sector. These industries may include computer software and hardware, network and cable broadcasting, semiconductors, defense, data storage and retrieval, and biotechnology.

The Fund invests in companies that may be responsible for breakthrough products or technologies or may be positioned to take advantage of cutting-edge developments. These companies will be in at least three different countries, one of which may include the U.S. Some of these countries may be considered emerging or developing by the international finance community. The Fund's holdings may range from smaller companies developing new technologies or pursuing scientific breakthroughs to large, blue chip firms with established track records in developing, using or marketing scientific advances.

Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth and business momentum in managing this Fund. The Fund may sell a security for a variety of reasons, such as a deterioration in fundamentals or to invest in a company with more attractive growth prospects.

[GRAPHIC OMITTED] MAIN INVESTMENT RISKS

The Fund is non-diversified, which means it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

                                 PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND 59

The Fund is concentrated, which means, compared to a non-concentrated fund, it invests a higher percentage of its assets in the group of industries within the technology and communications sector of the market. As a result, the economic, political and regulatory developments in a particular industry have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments.

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for foreign equity securities and companies with smaller market capitalizations. Investments in foreign equity securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. Companies with smaller market capitalizations tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

Securities of technology and communications companies are strongly affected by worldwide scientific and technological developments and governmental laws, regulations and policies and, therefore, are generally more volatile than securities of companies not dependent upon or associated with technology and communications issues.

Investments in emerging or developing countries may be subject to extreme volatility because, in general, these countries' economies are more underdeveloped, their political structures are less stable and their financial markets are less liquid than more developed nations.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC OMITTED] For more information on the Fund's investment  strategies and the associated risks, please refer to the More About the Funds section beginning on page 89.

60 PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND

[GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you the Fund's performance for the last calendar year. The performance table compares the Fund's performance over time to that of its benchmarks, the MSCI World Free Index and the Pacific Stock Exchange Technology Index. The MSCI World Free Index is a widely recognized, unmanaged index that measures the performance of both the developed and the emerging equity markets of the world. The Index excludes the performance impact of companies that are restricted with respect to foreign investors. The Pacific Stock Exchange Technology Index is a price-weighted index of the top 100 U.S. technology stocks. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

                           CALENDAR YEAR TOTAL RETURN

[BAR GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]

 2001      -44.52%%

           The Fund's year-to-date return as of 6/30/02 was -37.80%.

                    ----------------------------------------
                    BEST QUARTER        Q4 2001       34.87%
                    WORST QUARTER:      Q3 2001      -37.45%

                                 PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND 61

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

============================================================================
                                                                    Since
                                                  Past            Inception
                                                 1 Year          (5/31/2000)
----------------------------------------------------------------------------

  Global Technology &
    Communications Fund --
    PBHG Class
    Before Taxes                                 -44.52%            -43.06%

  Global Technology &
    Communications Fund --
    PBHG Class
    After Taxes on Distributions                 -44.52%            -43.06%

  Global Technology &
    Communications Fund --
    PBHG Class
    After Taxes on Distributions and
    Sale of Fund Shares                          -27.11%*           -33.19%*

  MSCI World Free Index
    (Reflects No Deduction for
    Fees, Expenses or Taxes)                     -16.82%            -15.50%

  PSE Technology Index(R)
    (Reflects No Deduction for
    Fees, Expenses or Taxes)                     -15.42%            -20.67%

* When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

62 PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND

[GRAPHIC OMITTED] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

===============================================================
FEES AND EXPENSES TABLE
                                                     PBHG CLASS
---------------------------------------------------------------
  SHAREHOLDER FEES                                     None
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
---------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees                                      1.50%
  Distribution and/or Service (12b-1) Fees              None
  Other Expenses                                       1.10%
---------------------------------------------------------------
  Total Annual Operating Expenses                      2.60%
  Fee Waiver, Expense Reduction and/or
  Expense Reimbursement                                0.45%
  Net Expenses                                         2.15%*
===============================================================

* THESE ARE THE EXPENSES YOU SHOULD EXPECT TO PAY AS AN INVESTOR IN THIS FUND FOR THE FISCAL YEAR ENDING MARCH 31, 2003. HOWEVER, YOU SHOULD KNOW THAT FOR THE FISCAL YEAR ENDING MARCH 31, 2003, PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE THAT PORTION, IF ANY, OF THE ANNUAL MANAGEMENT FEES PAYABLE BY THE FUND AND TO PAY CERTAIN EXPENSES OF THE FUND TO THE EXTENT NECESSARY TO ENSURE THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUSIVE OF CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) DO NOT EXCEED 2.15%. IN ADDITION, IN CONNECTION WITH OLD MUTUAL PLC'S ACQUISITION OF PILGRIM BAXTER'S PARENT COMPANY, OLD MUTUAL AND PILGRIM BAXTER HAVE AGREED TO MAINTAIN THIS EXPENSE LIMITATION AGREEMENT UNTIL MARCH 31, 2003. YOU SHOULD ALSO KNOW THAT IN ANY FISCAL YEAR IN WHICH THE FUND'S ASSETS ARE GREATER THAN $75 MILLION AND ITS TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUDING CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) ARE LESS THAN 2.15%, THE FUND'S BOARD OF TRUSTEES MAY ELECT TO REIMBURSE PILGRIM BAXTER FOR ANY FEES IT WAIVED OR EXPENSES IT REIMBURSED ON THE FUND'S BEHALF DURING THE PREVIOUS TWO FISCAL YEARS. THE BOARD MADE NO REIMBURSEMENT ELECTION DURING THE FISCAL YEAR ENDED MARCH 31, 2002. AT MARCH 31, 2002, THE AMOUNT OF ADVISORY FEE WAIVER AND REIMBURSEMENT OF THIRD PARTY EXPENSES BY THE ADVISER SUBJECT TO POSSIBLE REIMBURSEMENT FOR THE FUND WAS $124,745.

[GRAPHIC OMITTED] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one-year period and the total operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.

===========================================================================
  YOUR COST OVER
                        1 Year        3 Years        5 Years       10 Years
---------------------------------------------------------------------------
  PBHG Class             $218          $766          $1,340         $2,901



                                 PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND 63

PBHG REIT Fund

GRAPHIC OMITTED] GOAL

The Fund seeks to provide investors with a high total return consistent with reasonable risk.

[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities of companies principally engaged in the real estate industry such as "real estate investment trusts" ("REITs"). The Fund's sub-adviser, Heitman, considers a company "principally engaged" in the real estate industry if it derives at least 50% of its revenues from the ownership, construction, management, financing or sale of commercial, industrial or residential real estate or has at least 50% of its assets in such real estate. A REIT is a separately managed trust that makes investments in various real estate businesses. A REIT is not taxed on income distributed to its shareholders if, among other things, it distributes to its shareholders substantially all of its taxable income for each taxable year. In addition, the Fund is concentrated, which means it will invest 25% or more of its total assets in the securities of companies principally engaged in the real estate industry.

The Fund seeks to invest in equity securities of companies whose share price trades below Heitman's estimate of their intrinsic value. Based upon extensive fundamental research, Heitman prepares valuation models for each company in its universe in order to identify companies that it believes it is undervalued. The valuation model calculates each company's intrinsic value based on private market transactions, traditional statistical measures like multiple to cash flow as well as relative value. The Fund generally contains between 30-40 securities. Heitman expects to invest fully the assets of the Fund, consequently, Heitman generally expects cash reserves to be less than 5% of the total assets of the Fund.

64 PBHG REIT FUND

GRAPHIC OMITTED] MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation or industry changes. These risks are greater for companies with small or medium market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

The Fund is concentrated, which means compared to a non-concentrated fund it invests a higher percentage of its assets in the securities that comprise the real estate industry. As a result, the economic, political and regulatory developments in that industry have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments.

REITs may expose the Fund to similar risks associated with direct investment in real estate. REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC OMITTED] For more information on this Fund's investment  strategies and the associated risks, please refer to the More About the Funds section beginning on page 89.

                                                               PBHG REIT FUND 65

[GRAPHIC OMITTED] PERFORMANCE INFORMATION

Prior to December 14, 2001, the PBHG Class Shares of the Fund were known as the Institutional Class shares of the Heitman Real Estate Portfolio. The Heitman Real Estate Portfolio was a series of UAM Funds Trust. On December 14, 2001, the Fund acquired the assets of the Heitman Real Estate Portfolio. The Heitman Real Estate Portfolio was managed by Heitman, the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the Heitman Real Estate Portfolio.

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries, and the Wilshire Real Estate Securities Index, a market capitalization weighted index of publicly traded real estate securities, including REITs, real estate operating companies and partnerships. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

                          ----------------------------
                          CALENDAR YEAR TOTAL RETURNS*

[BAR GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]

1992      17.87%
1993      20.10%
1994       3.00%
1995      10.87%
1996      38.06%
1997      21.12%
1998     -15.12%
1999      -1.16%
2000      24.90%
2001      10.41%

            The Fund's year-to-date return as of 6/30/02 was 12.70%.

                   -----------------------------------------
                   BEST QUARTER:       Q1 1993        22.96%
                   WORST QUARTER:      Q3 1998        -8.99%

66 PBHG REIT FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

===============================================================================
                                                 Past        Past        Past
                                                1 Year     5 Years     10 Years
-------------------------------------------------------------------------------

  REIT FUND* --
    PBHG CLASS
    BEFORE TAXES                                10.41%      6.98%        12.08%

  REIT Fund* --
    PBHG Class
    After Taxes on Distributions                 4.81%      3.70%         8.70%

  REIT Fund* --
    PBHG Class
    After Taxes on Distributions
    and Sale of Fund Shares                      7.83%**    4.43%**       8.57%

  S&P 500 Index
    (Reflects No Deduction for
    Fees, Expenses or Taxes)                   -11.88%     10.70%        12.93%

  Wilshire Real Estate Securities Index
    (Reflects No Deduction for
    Fees, Expenses or Taxes)                    10.33%      6.67%        10.45%

* Data includes performance of the Fund's predecessor, whose inception date was March 13, 1989.

** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

                                                               PBHG REIT FUND 67

[GRAPHIC OMITTED] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

============================================================
FEES AND EXPENSES TABLE
                                                  PBHG CLASS
------------------------------------------------------------
  SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)          None
------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees                                    0.85%*
  Distribution and/or Service (12b-1) Fees           None
  Other Expenses                                     0.62%
------------------------------------------------------------
  Total  Annual  Operating  Expenses                 1.47%**
============================================================


* PILGRIM BAXTER IS ENTITLED TO RECEIVE A MANAGEMENT FEE OF 0.85% UNDER ITS INVESTMENT ADVISORY AGREEMENT WITH THE FUND; HOWEVER, PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE A PORTION OF ITS FEE AND RECEIVE A MANAGEMENT FEE OF 0.75% OF THE FIRST $100 MILLION OF THE AVERAGE DAILY NET ASSETS OF THE FUND AND 0.65% OF THE AVERAGE DAILY NET ASSETS IN EXCESS OF $100 MILLION UNTIL SEPTEMBER 25, 2002.

** THESE ARE THE EXPENSES  YOU SHOULD  EXPECT TO PAY AS AN INVESTOR IN THIS FUND
   FOR THE FISCAL YEAR ENDING MARCH 31, 2003. THAT'S BECAUSE PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE THAT PORTION, IF ANY, OF THE ANNUAL MANAGEMENT FEES PAYABLE BY THE FUND AND TO PAY CERTAIN EXPENSES OF THE FUND TO THE EXTENT NECESSARY TO ENSURE THAT THE TOTAL ANNUAL OPERATING EXPENSES (EXCLUSIVE OF CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) DO NOT EXCEED 1.36% UNTIL SEPTEMBER 25, 2002 AND NOT MORE THAN 1.50% UNTIL MARCH 31, 2003. YOU SHOULD ALSO KNOW THAT IN ANY YEAR AFTER SEPTEMBER 25, 2002 IN WHICH THE FUND'S ASSETS ARE GREATER THAN $75 MILLION AND ITS TOTAL ANNUAL OPERATING EXPENSES (EXCLUSIVE OF CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) ARE LOWER THAN 1.50%, THE FUND'S BOARD OF TRUSTEES MAY ELECT TO REIMBURSE PILGRIM BAXTER FOR ANY FEES IT WAIVED OR EXPENSES IT REIMBURSED ON THE FUND'S BEHALF DURING THE PREVIOUS TWO FISCAL YEARS AFTER SEPTEMBER 25, 2002.

[GRAPHIC OMITTED] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

===========================================================================
YOUR COST OVER
                        1 Year        3 Years        5 Years       10 Years
---------------------------------------------------------------------------
  PBHG Class             $150          $465           $803          $1,757

68 PBHG REIT FUND

PBHG Strategic Small Company Fund

[GRAPHIC OMITTED] GOAL

The Fund seeks to provide investors with growth of capital.

[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in growth and value securities, such as common stocks, of small sized companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 2000(R) Index at the time of the Fund's investment. As of June 30, 2002, the Russell 2000(R) Index had market capitalizations between $16 million and $1.8 billion. The growth securities in the Fund are primarily common stocks that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. The value securities in the Fund are primarily common stocks that Pilgrim Baxter believes are currently underpriced using certain financial measurements, such as their price-to-earnings ratios. Pilgrim Baxter strategically adjusts the mix of growth and value securities in the Fund, depending upon economic and market conditions. As a result, at times the Fund may be more heavily invested in growth securities and at other times the Fund may be more heavily invested in value securities. Pilgrim Baxter expects to focus primarily on those securities whose market capitalizations or annual revenues are $750 million or less at the time of purchase. The size of companies in the Russell 2000(R) Index and those which Pilgrim Baxter intends to focus the Fund's investments will change with market conditions and the composition of the index. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth and value in managing this Fund.

[GRAPHIC OMITTED] MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

The Fund emphasizes growth and value securities of smaller sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the growth and value securities in the Fund may never reach what Pilgrim Baxter believes are their full potential worth and may go down in price.

                                            PBHG STRATEGIC SMALL COMPANY FUND 69

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC OMITTED] For more information on this Fund's investment  strategies and the associated risks, please refer to the More About the Funds section beginning on page 89.

[GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Russell 2000(R) Index, a widely recognized, unmanaged index that tracks the performance of 2000 small cap stocks. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

                          CALENDAR YEAR TOTAL RETURNS

[BAR GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]

1997        25.67%
1998         2.13%
1999        51.79%
2000        11.89%
2001        -9.97%

           The Fund's year-to-date return as of 6/30/02 was -17.57%.

                    ---------------------------------------
                    BEST QUARTER:      Q4 1999       36.16%
                    WORST QUARTER:     Q3 1998      -23.48%

70 PBHG STRATEGIC SMALL COMPANY FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
                                                                     Since
                                                 Past     Past     Inception
                                                1 Year  5 Years   (12/31/96)
----------------------------------------------------------------------------
  Strategic Small Company Fund --
    PBHG Class
    Before Taxes                                -9.97%   14.44%       14.44%

  Strategic Small Company Fund --
    PBHG Class
    After Taxes on Distributions                -9.97%   11.91%       11.91%

  Strategic Small Company Fund --
    PBHG Class
    After Taxes on Distributions
    and Sale of Fund Shares                     -6.07%*  10.96%       10.96%

  Russell 2000(R) Index
    (Reflects No Deduction for
    Fees,  Expenses or Taxes)                    2.49%    7.52%        7.52%

* When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

                                            PBHG STRATEGIC SMALL COMPANY FUND 71

[GRAPHIC OMITTED] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

=============================================================
FEES AND EXPENSES TABLE
                                                   PBHG CLASS
-------------------------------------------------------------
  SHAREHOLDER FEES                                   None
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
-------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees                                    1.00%
  Distribution and/or Service (12b-1) Fees           None
  Other Expenses                                     0.50%
-------------------------------------------------------------
  Total  Annual  Operating  Expenses                 1.50%*
=============================================================

* THIS IS THE ACTUAL TOTAL FUND OPERATING EXPENSE YOU SHOULD EXPECT TO PAY AS AN INVESTOR IN THIS FUND FOR THE FISCAL YEAR ENDING MARCH 31, 2003. HOWEVER, YOU SHOULD KNOW THAT FOR THE FISCAL YEAR ENDING MARCH 31, 2003, PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE THAT PORTION, IF ANY, OF THE ANNUAL MANAGEMENT FEES PAYABLE BY THE FUND AND TO PAY CERTAIN EXPENSES OF THE FUND TO THE EXTENT NECESSARY TO ENSURE THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUSIVE OF CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) DO NOT EXCEED 1.50%. IN ADDITION, IN CONNECTION WITH OLD MUTUAL PLC'S ACQUISITION OF PILGRIM BAXTER'S PARENT COMPANY, OLD MUTUAL AND PILGRIM BAXTER HAVE AGREED TO MAINTAIN THIS EXPENSE LIMITATION AGREEMENT UNTIL MARCH 31, 2003. YOU SHOULD KNOW THAT IN ANY FISCAL YEAR IN WHICH THE FUND'S ASSETS ARE GREATER THAN $75 MILLION AND ITS TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUDING CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) ARE LESS THAN 1.50%, THE FUND'S BOARD OF TRUSTEES MAY ELECT TO REIMBURSE PILGRIM BAXTER FOR ANY FEES IT WAIVED OR EXPENSES IT REIMBURSED ON THE FUND'S BEHALF DURING THE PREVIOUS TWO FISCAL YEARS. IN THE FISCAL YEAR ENDED MARCH 31, 2002, THE BOARD ELECTED TO REIMBURSE $20,944 IN WAIVED FEES, WHICH ARE INCLUDED IN THE CALCULATION OF "OTHER EXPENSES" ABOVE. AT THE TIME OF THE ELECTION, THE FUND HAD TOTAL ASSETS IN EXCESS OF $94 MILLION. IN ADDITION, THROUGH AN ARRANGEMENT WITH THE FUND'S TRANSFER AGENT, CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES ARE USED TO REDUCE TRANSFER AGENT EXPENSES. INCLUDING THESE REDUCTIONS, THE TOTAL FUND ANNUAL OPERATING EXPENSES WOULD HAVE BEEN 1.49%.

[GRAPHIC OMITTED] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

===========================================================================
YOUR COST OVER
                        1 Year        3 Years        5 Years       10 Years
---------------------------------------------------------------------------
  PBHG Class             $153          $474           $818          $1,791


72 PBHG STRATEGIC SMALL COMPANY FUND

PBHG Technology & Communications Fund


[GRAPHIC OMITTED] GOAL

The Fund seeks to provide investors with long-term growth of capital. Current income is incidental to the Fund's goal.

[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund, a non-diversified fund, will invest at least 80% of its assets in common stocks of companies doing business in the technology and communications sector of the market. In addition, the Fund is concentrated, which means it will invest 25% or more of its total assets in the group of industries within that sector. These industries may include computer software and hardware, network and cable broadcasting, semiconductors, defense, data storage and retrieval, and biotechnology.

The Fund invests in companies that may be responsible for breakthrough products or technologies or may be positioned to take advantage of cutting-edge developments. The Fund's holdings may range from smaller companies developing new technologies or pursuing scientific breakthroughs to large, blue chip firms with established track records in developing, using or marketing scientific advances.

Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth and business momentum in managing this Fund. The Fund may sell a security for a variety of reasons, such as a deterioration in fundamentals or to invest in a company with more attractive growth prospects.

[GRAPHIC OMITTED] MAIN INVESTMENT RISKS

The Fund is non-diversified, which means it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

The Fund is concentrated, which means, compared to a non-concentrated fund, it invests a higher percentage of its assets in the group of industries within the technology and communications sector of the market. As a result, the economic, political and regulatory developments in a particular industry have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments.

The value of your investment in the Fund may go down, which means you could lose money.

                                        PBHG TECHNOLOGY & COMMUNICATIONS FUND 73

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks aregreater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

Securities of technology and communications companies are strongly affected by worldwide scientific and technological developments and governmental laws, regulations and policies and, therefore, are generally more volatile than securities of companies not dependent upon or associated with technology and communications issues.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC OMITTED] For more information on this Fund's investment  strategies and the associated risks, please refer to the More About the Funds section beginning on page 89.

74 PBHG TECHNOLOGY & COMMUNICATIONS FUND

[GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Pacific Stock Exchange Technology Index(R). The Pacific Stock Exchange Technology Index(R), the Fund's current benchmark index, is a price-weighted index of the top 100 U.S. technology stocks. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

                          CALENDAR YEAR TOTAL RETURNS

[BAR GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]

1996         54.42%
1997          3.32%
1998         26.00%
1999        243.89%
2000        -43.69%
2001        -52.38%

           The Fund's year-to-date return as of 6/30/02 was -43.01%.

                  -------------------------------------------
                  BEST QUARTER:        Q4 1999        111.54%
                  WORST QUARTER:       Q4 2000        -50.95%

                                        PBHG TECHNOLOGY & COMMUNICATIONS FUND 75

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

==============================================================================
                                                                       Since
                                              Past         Past      Inception
                                             1 Year      5 Years     (9/29/95)
------------------------------------------------------------------------------

  Technology & Communications Fund --
    PBHG Class
    Before Taxes                               -52.38%      3.72%     13.03%

  Technology & Communications Fund --
    PBHG Class
    After Taxes on Distributions               -52.38%      1.85%     11.26%

  Technology & Communications Fund --
    PBHG Class
    After Taxes on Distributions and
    Sale of Fund Shares                        -31.90%**    3.06%**   10.95%

  PSE Technology Index(R)*
    (Reflects No Deduction for
    Fees, Expenses or Taxes)                   -15.42%     23.49%     21.82%

* The since inception returns for the PSE Technology Index(R) was calculated as of September 30, 1995.

** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

Prior to November 2, 1999, the Fund was diversified and did not concentrate its investments. Therefore, the Fund's performance prior to November 2, 1999 may not be indicative of how it will perform in the future.

76 PBHG TECHNOLOGY & COMMUNICATIONS FUND

[GRAPHIC OMITTED] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

============================================================
FEES AND EXPENSES TABLE
                                                  PBHG CLASS
------------------------------------------------------------
  SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)          None
------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees                                    0.85%
  Distribution and/or Service (12b-1) Fees           None
  Other Expenses                                     0.54%
------------------------------------------------------------
  Total Annual Operating Expenses                    1.39%*
============================================================

* THROUGH AN ARRANGEMENT WITH THE FUND'S TRANSFER AGENT, CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES ARE USED TO REDUCE TRANSFER AGENT EXPENSES. INCLUDING THESE REDUCTIONS, THE TOTAL FUND ANNUAL OPERATING EXPENSES WOULD HAVE BEEN 1.38%.

[GRAPHIC OMITTED] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

===========================================================================
YOUR COST OVER
                        1 Year        3 Years        5 Years       10 Years
---------------------------------------------------------------------------
  PBHG Class             $142          $440           $761          $1,669


                                        PBHG TECHNOLOGY & COMMUNICATIONS FUND 77

PBHG IRA Capital Preservation Fund

[GRAPHIC OMITTED] GOAL

The Fund seeks to provide investors with a level of current income higher than that of money market funds, while attempting to preserve principal and maintain a stable net asset value per share (NAV).

[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

The Fund is designed to produce current income, while seeking to maintain an NAV that is considerably more stable than a typical high-quality fixed-income fund. Like other high-quality fixed-income funds, the Fund invests primarily in debt securities that a nationally recognized statistical rating agency (rating agency), such as Moody's Investors Service or Standard & Poor's Rating Group, has rated in its top rating category at the time of purchase. The Fund may also invest in:

      o Liquid short-term investments, such as money market instruments, that a rating agency has rated in one of its top two short-term rating categories at the time of purchase; and

      o Commingled pools of debt securities having similar characteristics to the Fund, or other debt securities.

Unlike other funds, the Fund seeks to stabilize its NAV by purchasing wrapper agreements from financial institutions, such as insurance companies and banks (wrap providers) that a rating agency has rated in one of its top two rating categories at the time of purchase. The Fund expects to purchase enough wrapper agreements to cover all of its debt securities, but not its cash, cash equivalents or other liquid short-term investments. A wrapper agreement is a mechanism offered by banks and insurance companies that assists the Fund in seeking to protect principal. Wrapper agreements obligate wrap providers or the Fund to make payments to each other to offset changes in the market value of certain of the Fund's assets. These payments are designed to enable the Fund to pay redeeming shareholders an amount equal to the purchase price of the Fund's assets plus accrued income. For example, if a shareholder redemption requires the Fund to sell a security for less than its purchase price plus accrued income, the wrapper agreement would cause the wrap provider to pay the Fund the difference, and vice versa.

78 PBHG IRA CAPITAL PRESERVATION FUND

[GRAPHIC OMITTED] MAIN INVESTMENT RISKS

While the Fund attempts to provide a stable NAV through the use of wrapper agreements, the value of your investment in the Fund may go down, which means you could lose money.

The Fund cannot guarantee that the combination of securities and wrapper agreements will provide a constant NAV or current income. By purchasing wrapper agreements, the Fund also trades some of the potential for capital appreciation and the ability to maximize its yield for protection from a decline in the value of its holdings caused by changes in interest rates.

The Fund may have to maintain a specified percentage of its total assets in short-term investments to cover redemptions and Fund expenses. This may result in a lower return for the Fund than if it had invested in longer-term debt securities.

The Fund is not a money market fund and it presents risks not present in money market funds. The net asset value of the Fund is not fixed at $1.00 per share like a money market fund, although the wrapper agreements that the Fund purchases are likely to cause the net asset value of the Fund to be considerably more stable than a typical high-quality fixed-income fund. A money market fund will generally have a shorter average maturity than the Fund and its yield will tend to more closely track the direction of current market rates than the yield of the Fund.

If the Fund's attempts to stabilize its NAV through the use of wrapper agreements fail, the value of its investments could fall because of changes in interest rates. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities), and the Fund's share price, to fall. Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated, forcing the Fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the Fund to reinvest the money at a lower interest rate.

Because there is no active trading market for wrapper agreements, the Fund's investments in wrapper agreements are considered illiquid. In an effort to minimize this risk, the Fund limits its investments in illiquid securities, including wrapper agreements, to 15% of net assets.

                                           PBHG IRA CAPITAL PRESERVATION FUND 79

Wrap providers do not typically assume the credit risk associated with the issuer of any covered assets. Therefore, if an issuer of a security defaults on payments of principal or interest or has its credit rating downgraded, the Fund may have to sell covered assets quickly and at prices that may not fully reflect their current carrying value. Downgrades below investment grade and defaults by the issuer of covered assets usually will cause the wrap provider to remove such assets from the coverage of a wrapper agreement. As a result, NAV could decline.

Similarly, a downgrade in the credit rating of a wrapper provider may require the Fund to replace the wrapper provider, although there is no guarantee that a replacement will be available. Such a downgrade may cause a decline in NAV, including a decline resulting from the application of the Fund's fair value procedures.

The Fund may buy and sell investments relatively often. Such a strategy often involves higher expenses, including brokerage commissions. The sale of Fund securities may generate capital gains which, when distributed, may be taxable to you.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC OMITTED] For more information on this Fund's investment  strategies and the associated risks, please refer to the More About the Funds section beginning on page 89.


80 PBHG IRA CAPITAL PRESERVATION FUND

[GRAPHIC OMITTED] PERFORMANCE INFORMATION

Prior to January 11, 2002, the PBHG Class Shares of the Fund were known as the Institutional Class shares of the IRA Capital Preservation Portfolio, a series of UAM Funds Trust. On January 11, 2002, the Fund acquired the assets of the IRA Capital Preservation Portfolio. The IRA Capital Preservation Portfolio was managed by Dwight Asset Management Company, the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the IRA Capital Preservation Portfolio.

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Ryan 5-Year GIC Master Index, an unmanaged index of GIC contracts held for five years with an arithmetic mean of market rates of $1 million. The Ryan Index is representative of the returns' stability provided by the Fund's wrapper agreements. Performance is also shown for the Lipper Money Market Funds Average which represents the average performance of all mutual funds classified by Lipper, Inc. in the money market category. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance does not indicate how it will perform in the future.


                          ----------------------------
                          CALENDAR YEAR TOTAL RETURNS*

[BAR GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]

2000          6.78%
2001          6.05%


            The Fund's year-to-date return as of 6/30/02 was 2.30%.

                   -----------------------------------------
                   BEST QUARTER:       Q3 2000         1.74%
                   WORST QUARTER:      Q4 2001         1.29%


                                           PBHG IRA CAPITAL PRESERVATION FUND 81

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

============================================================================
                                                                     Since
                                                 Past 1            Inception
                                                  Year             (8/31/99)
----------------------------------------------------------------------------

  IRA Capital Preservation Fund* --
    PBHG Class                                    6.05%              6.48%

  Ryan 5-Year GIC Master Index
    (Reflects No Deduction for
    Fees, Expenses or Taxes)                      6.61%              6.58%

  Lipper Money Market Funds Average
    (Reflects No Deduction for
    Fees, Expenses or Taxes)                      3.44%              4.62%

* Data includes performance of the Fund's predecessor, whose inception date was August 31, 1999.

82 PBHG IRA CAPITAL PRESERVATION FUND

[GRAPHIC OMITTED] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

The Fund may charge a redemption/exchange fee that would be paid directly from your investment. Shareholders pay this redemption/exchange fee when they redeem or exchange shares held for less than twelve months. For more information, see "Redemption/Exchange Fee for IRA Capital Preservation Fund" in the section on "Selling Shares."

===============================================================
FEES AND EXPENSES TABLE
                                                     PBHG CLASS
---------------------------------------------------------------
  SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)            None
---------------------------------------------------------------
  REDEMPTION/EXCHANGE FEE
  (AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)    2.00%
---------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees                                      0.60%*
  Distribution and/or Service (12b-1) Fees              None
  Other Expenses                                       0.72%
---------------------------------------------------------------
  Total Annual Operating Expenses                      1.32%
  Fee Waiver and/or Expense Reimbursement              0.07%
  Net Expenses                                         1.25%**
===============================================================

* PILGRIM BAXTER IS ENTITLED TO RECEIVE A MANAGEMENT FEE OF 0.60% UNDER ITS INVESTMENT ADVISORY AGREEMENT WITH THE FUND, HOWEVER, PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE A PORTION OF ITS FEE AND RECEIVE A MANAGEMENT FEE OF 0.50% FROM THE FUND UNTIL SEPTEMBER 25, 2002.

** THESE ARE THE EXPENSES  YOU SHOULD  EXPECT TO PAY AS AN INVESTOR IN THIS FUND
   UNTIL SEPTEMBER 25, 2002. YOU SHOULD KNOW THAT PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE THAT PORTION, IF ANY, OF THE ANNUAL MANAGEMENT FEES PAYABLE BY THE FUND AND TO PAY CERTAIN EXPENSES OF THE FUND TO THE EXTENT NECESSARY TO ENSURE THAT THE TOTAL ANNUAL OPERATING EXPENSES (EXCLUSIVE OF CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) DO NOT EXCEED 1.00% UNTIL SEPTEMBER 25, 2002 AND NOT MORE THAN 1.25% UNTIL MARCH 31, 2003. YOU SHOULD ALSO KNOW THAT IN ANY YEAR AFTER SEPTEMBER 25, 2002 IN WHICH THE FUND'S ASSETS ARE GREATER THAN $75 MILLION AND ITS TOTAL ANNUAL OPERATING EXPENSES (EXCLUSIVE OF CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) ARE LOWER THAN 1.25%, THE FUND'S BOARD OF TRUSTEES MAY ELECT TO REIMBURSE PILGRIM BAXTER FOR ANY FEES IT WAIVED OR EXPENSES IT REIMBURSED ON THE FUND'S BEHALF DURING THE PREVIOUS TWO FISCAL YEARS AFTER SEPTEMBER 25, 2002.


                                           PBHG IRA CAPITAL PRESERVATION FUND 83

[GRAPHIC OMITTED] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one-year period and total operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.


===========================================================================
  YOUR COST OVER

                        1 Year        3 Years        5 Years       10 Years
---------------------------------------------------------------------------
  PBHG Class             $127          $411           $717          $1,584


84 PBHG IRA CAPITAL PRESERVATION FUND

PBHG Cash Reserves Fund

[GRAPHIC OMITTED] GOAL

The Fund seeks to provide investors with current income while preserving principal and maintaining liquidity.

[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests exclusively in short-term U.S. dollar-denominated debt obligations of U.S. or foreign issuers. These obligations must be rated in one of the two highest rating categories by any two nationally recognized rating organizations or unrated securities that Pilgrim Baxter or Wellington Management, the Fund's sub-adviser, determines are of comparable quality. The Fund's holdings are primarily U.S. money market instruments, such as CDs, commercial paper and corporate obligations, that Pilgrim Baxter and Wellington Management believe offer the most attractive income potential without undue risk. The Fund may sell a security for a variety of reasons, such as to respond to a change in an issuer's financial condition.

[GRAPHIC OMITTED] MAIN INVESTMENT RISKS

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

The price of the money market instruments in the Fund will fluctuate. These price movements may occur because of, among other things, changes in the financial markets or the issuer's individual financial situation. These risks are greater for foreign money market instruments. Investments in foreign money market instruments involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

Although the Fund strives to maintain a consistent share price and to achieve its goal, it cannot guarantee that the constant share price or goal will be achieved.

[GRAPHIC OMITTED] For more information on this Fund's investment  strategies and the associated risks, please refer to the More About the Funds section beginning on page 89.


                                                      PBHG CASH RESERVES FUND 85

[GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Lipper Money Market Funds Average, a widely recognized composite of money market funds that invest in the highest credit quality short-term money market instruments. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

                         ------------------------------
                          CALENDAR YEAR TOTAL RETURNS

[BAR GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]

1996             4.91%
1997             5.08%
1998             5.00%
1999             4.60%
2000             5.96%
2001             3.58%

            The Fund's year-to-date return as of 6/30/02 was 0.59%.

                      -----------------------------------
                          BEST QUARTER:  Q3 2000 1.55%
                          WORST QUARTER: Q4 2001 0.44%

86 PBHG CASH RESERVES FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01


-----------------------------------------------------------------------------
                                                                       Since
                                              Past         Past     Inception
                                             1 Year      5 Years     (4/4/95)
-----------------------------------------------------------------------------
  Cash Reserves Fund --
    PBHG Class
    Before Taxes                              3.58%       4.84%        4.91%

  Lipper Money Market Funds Average*
    (Reflects No Deduction for
    Fees,  Expenses or Taxes)                 3.44%       4.71%        4.83%

* The since inception return for the Lipper Money Market Funds Average was calculated from March 31, 1995.

TO OBTAIN INFORMATION ABOUT THE FUND'S CURRENT YIELD, CALL 1-800-433-0051.


                                                      PBHG CASH RESERVES FUND 87

[GRAPHIC OMITTED] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

============================================================
  FEES AND EXPENSES TABLE
                                                  PBHG CLASS
------------------------------------------------------------
  SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)          None
------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees                                    0.30%
  Distribution and/or Service (12b-1) Fees           None
  Other Expenses                                     0.29%
------------------------------------------------------------
  Total Annual Operating Expenses                    0.59%*
============================================================

* THROUGH AN ARRANGEMENT WITH THE FUND'S TRANSFER AGENT, CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES ARE USED TO REDUCE TRANSFER AGENT EXPENSES. INCLUDING THESE REDUCTIONS, THE TOTAL FUND ANNUAL OPERATING EXPENSES WOULD HAVE BEEN 0.58%.

[GRAPHIC OMITTED] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.


===========================================================================
  YOUR COST OVER
                        1 Year        3 Years        5 Years       10 Years
---------------------------------------------------------------------------
  PBHG Class             $60           $189           $329           $738


88 PBHG CASH RESERVES FUND

                                                            MORE ABOUT THE FUNDS

The following discussion and table describes the main investment strategies discussed in the Fund Summaries section of this Prospectus in greater detail. From time to time, the Funds employ other investment practices, which are also described in the table and in the Statement of Additional Information. The back cover of this Prospectus explains how you can get a copy of the Statement of Additional Information.

OUR INVESTMENT STRATEGIES

Core Growth, Emerging Growth, Growth, Large Cap 20, Large Cap Growth, Limited, New Opportunities, Select Equity, Global Technology & Communications, Strategic Small Company and Technology & Communications Funds
--------------------------------------------------------------------------------
Pilgrim Baxter believes that discipline and consistency are important to long-term investment success. This belief is reflected in its investment process. Pilgrim Baxter uses a quantitative and fundamental investment process that is extremely focused on business momentum, as demonstrated by such things as earnings or revenue and sales growth.

Pilgrim Baxter begins its investment process by creating a universe of rapidly growing companies that possess certain growth characteristics. That universe is continually updated. Pilgrim Baxter then ranks each company in its universe using proprietary software and research models that incorporate attributes of successful growth like positive earnings surprises, upward earnings estimate revisions, and accelerating sales and earnings growth. Finally, using its own fundamental research and a bottom-up approach to investing, Pilgrim Baxter evaluates each company's business momentum, earnings quality and whether the company can sustain its current growth trend. Pilgrim Baxter believes that through this highly disciplined investment process, it is able to construct a portfolio of investments with strong growth characteristics.

Pilgrim Baxter's decision to sell a security depends on many factors. Generally speaking, however, Pilgrim Baxter considers selling a security when its anticipated appreciation is no longer probable, alternative investments offer more superior appreciation prospects, the risk of a decline in its market price is too great or a deterioration in business fundamentals occurs or is expected to occur.

Focused Value, Large Cap Value, Mid-Cap Value, Small Cap Value and Strategic Small Company Funds
--------------------------------------------------------------------------------
Pilgrim Baxter's value investment process is both quantitative and fundamental. In seeking to identify attractive investment opportunities for the Focused Value, Large Cap Value, Mid-Cap Value and Small Cap Value Funds and the value portion of the Strategic Small Company Fund, Pilgrim Baxter first creates a universe of more than 8,000 companies whose current share price seems lower than their current or future worth. Then, using its own computer models and measures of value, Pilgrim Baxter creates a sub-universe of statistically attractive value companies. Pilgrim Baxter considers factors like a company's earnings power vs. its current stock price, its dividend income potential, its price-to-earnings ratio vs. similar companies, its competitive advantages, like brand or trade name or market niche, its management team and its current and future business prospects. Lastly, using its own fundamental research and a bottom-up approach to investing, Pilgrim Baxter identifies those companies which are currently out of market favor but have the potential to achieve significant appreciation as the marketplace recognizes their fundamental value.

Pilgrim Baxter's decision to sell a security depends on many factors. Generally speaking, however, Pilgrim Baxter considers selling a security when it becomes overvalued relative to the market, shows deteriorating fundamentals or falls short of Pilgrim Baxter's expectations.

Cash Reserves Fund
--------------------------------------------------------------------------------
In managing the PBHG Cash Reserves Fund, Wellington Management uses macro-economic and fundamental company analysis to seek securities with an acceptable maturity, that are marketable and liquid, offer competitive yields and are issued by issuers that are on a sound financial footing. Wellington Management also considers factors such as the anticipated level of interest rates and the maturity of individual securities relative to the maturity of the Fund as a whole. The purchase of single rated or unrated securities by Wellington Management is subject to the approval or ratification by the Fund's Board of Trustees.

Clipper Focus Fund
--------------------------------------------------------------------------------
PFR invests like a long-term business partner would invest -- it values a company's assets, projects long-term free cash flows and seeks shareholder-oriented management. PFR's investment process is very research intensive and includes meeting with company management, competitors and customers. Some of the major factors that PFR considers when appraising an investment include balance sheet strength and the ability to generate earnings and free cash flow. PFR's analysis gives little weight to current dividend income.

Disciplined Equity Fund
--------------------------------------------------------------------------------
Analytic begins the stock selection process by ranking stocks according to their one-month expected return. Analytic then uses a process called "portfolio optimization" to select securities that it believes will:

o  Maximize expected returns for the Fund;

o  Minimize expected volatility relative to its benchmark; and

o Diversify the assets of the Fund among industries, sectors, and individual securities.

Analytic monitors the stocks held by the Fund on a real-time basis for developments in terms of news events (such as lawsuits or takeover bids) and significant changes in fundamental factors. Analytic sells a security when it believes the incremental return from the sale exceeds the associated transaction costs.

IRA Capital Preservation Fund
--------------------------------------------------------------------------------
While not fixed at a $1.00 per share like a money market fund, the wrapper agreements are likely to cause the net asset value of the Fund to be considerably more stable than a typical high-quality fixed-income fund. A money market fund will generally have a shorter average maturity than the Fund and its yield will tend to more closely track the direction of current market rates than the yield of the Fund. Over the long-term, however, Dwight believes the Fund's mix of investments and longer average duration will offset those differences by producing higher returns than a money-market fund.

REIT Fund
--------------------------------------------------------------------------------
Heitman analyzes and selects investments that it believes will provide a relatively high and stable yield and are good prospects for future growth in dividends. Most of these companies specialize in a particular geographic region or specialize in one or two product types, such as office buildings, shopping centers, industrial complexes, and hotels.

All Funds
--------------------------------------------------------------------------------
Each Fund may invest 100% of its total assets in cash or U.S. dollar-denominated high quality short-term debt instruments, such as U.S. Government securities, for temporary defensive purposes to maintain liquidity when economic or market conditions are unfavorable for profitable investing. These types of investments typically have a lower yield than other longer-term investments and lack the capital appreciation potential of securities, like common stocks. In addition, while these investments are generally designed to limit a Fund's losses, they can prevent a Fund from achieving its investment goal.

Each Fund is actively managed, which means the Fund's manager may frequently buy and sell securities. Frequent trading increases a Fund's turnover rate and may increase transaction costs, such as brokerage commissions. Increased transaction costs could detract from a Fund's performance. In addition, the sale of Fund securities may generate capital gains which, when distributed, may be taxable to you.

RISKS AND RETURNS
--------------------------------------------------------------------------------
EQUITY SECURITIES
Shares representing ownership or the right to ownership in a corporation. Each Fund (except the Cash Reserves Fund) may invest in the following types of securities: common and preferred stocks, convertible securities, warrants and rights.

POTENTIAL RISKS
--------------------------------------------------------------------------------
Equity security prices fluctuate over time. Security prices may fall as a result of factors that relate to the company, such as management decisions or lower demand for the company's products or services.

Equity security prices may fall because of factors affecting companies in a number of industries, such as increased production costs.

Equity security prices may fall because of changes in the financial markets, such as interest rates or currency exchange rate changes.

POTENTIAL RETURNS
--------------------------------------------------------------------------------
Equity securities have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term.

POLICIES TO BALANCE RISK AND RETURN
--------------------------------------------------------------------------------
Pilgrim Baxter, PFR, Analytic and Heitman focus their active management on securities selection, the area they believe their respective investment methodologies can most enhance a Fund's performance.

Pilgrim Baxter, PFR and Heitman maintain a long-term investment approach and focus on securities they believe can appreciate over an extended time frame, regardless of interim fluctuations. Analytic continuously monitors equity securities held by the Fund for developments that effect fundamental factors and sells an equity security when it believes the incremental return from the sale exceeds the associated transaction costs.

Under normal circumstances, each Fund (except the Cash Reserves Fund and the IRA Capital Preservation Fund) intends to remain fully invested, with at least 65% (or in some cases, 80%) of its assets in securities.

--------------------------------------------------------------------------------
GROWTH SECURITIES
Equity securities that Pilgrim Baxter believes have or are expected to have strong sales and earnings growth and capital appreciation potential and will grow faster than the economy as a whole.

POTENTIAL RISKS
--------------------------------------------------------------------------------
See Equity Securities.

Growth securities may be more sensitive to changes in business momentum and earnings than other securities because they typically trade at higher earnings multiples.

The growth securities in a Fund may never reach what Pilgrim Baxter believes are their full value and may even go down in price.

POTENTIAL RETURNS
--------------------------------------------------------------------------------
See Equity Securities.

Growth  securities may appreciate  faster than  non-growth  securities.

GROWTH  SECURITIES CONTINUED.

POLICIES TO BALANCE RISK AND RETURN
--------------------------------------------------------------------------------
See Equity Securities.

In managing a Fund, Pilgrim Baxter uses its own software and research models which incorporate important attributes of successful growth. A key attribute of successful growth is positive business momentum as demonstrated by earnings or revenue and sales growth, among other factors. Pilgrim Baxter's investment process is extremely focused on companies which exhibit positive business momentum.

Pilgrim Baxter considers selling a security when its anticipated appreciation is no longer probable, alternative investments offer superior appreciation prospects or the risk of a decline in its market price is too great or a deterioration in business fundamentals occurs or is expected to occur.

================================================================================
VALUE SECURITIES
Equity securities that Pilgrim Baxter and PFR believe are currently underpriced using certain financial measurements, such as their price-to-earnings ratio and earnings power.

POTENTIAL  RISKS
--------------------------------------------------------------------------------
See Equity Securities.

Value companies may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor.

The value securities in a Fund may never reach what Pilgrim Baxter or PFR believes are their full value and may even go down in price.

POTENTIAL RETURNS
--------------------------------------------------------------------------------
See Equity Securities.

Value securities may produce significant capital appreciation as the market recognizes their full value.

POLICIES TO BALANCE RISK AND RETURN
--------------------------------------------------------------------------------
See Equity Securities.

In managing the Clipper Focus, Focused Value, Large Cap Value, Mid-Cap Value, Small Cap Value and Strategic Small Company Funds, Pilgrim Baxter and PFR each uses its own research, computer models and measures of value.

PFR considers selling a security when its share price reaches PFR's estimate of its intrinsic value.

Pilgrim Baxter considers selling a security when it becomes overvalued relative to the market, shows deteriorating fundamentals or falls short of their respective expectations.

The other Funds do not focus specifically on Value Securities.

--------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES
Securities of foreign issuers, including ADRs, European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). ADRs are certificates issued by a U.S. bank that represent a bank's holdings of a stated number of shares of a foreign corporation. An ADR is bought and sold in the same manner as U.S. securities and is priced in U.S. dollars. EDRs and GDRs are also receipts that represent a stated number of shares of a foreign corporation, only they are issued by a non-U.S. bank or a foreign branch a of U.S. bank. EDRs and GDRs are generally designed for use on foreign exchanges and are typically not priced in U.S. dollars. ADRs, EDRs and GDRs each carry most of the risks of investing directly in foreign equity securities.


POTENTIAL RISKS
--------------------------------------------------------------------------------
Foreign security prices may fall due to political instability, changes in currency exchange rates, foreign economic conditions or inadequate regulatory and accounting standards.

Although ADRs, EDRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities.

Foreign investments, especially investments in emerging or developing markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it harder for a Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.

The adoption of the euro as the common currency of the European Economic and Monetary Union (the "EMU") presents some uncertainties and possible risks, such as changes in relative strength and value of major world currencies, adverse tax consequences, and increased price competition among and between EMU and non-EMU countries. These uncertainties and possible risks could adversely affect the Funds.

POTENTIAL RETURNS
--------------------------------------------------------------------------------
Favorable exchange rate movements could generate gains or reduce losses. Foreign investments, which represent a major portion of the world's securities, offer attractive potential performance and opportunities for diversification.

FOREIGN EQUITY SECURITIES CONTINUED.

POLICIES TO BALANCE RISK AND RETURN
--------------------------------------------------------------------------------
In managing the Global Technology & Communications Fund, Pilgrim Baxter seeks to invest in companies with strong growth potential in those countries with the best investment opportunities.

In managing the Disciplined Equity Fund, Analytic will select foreign securities according to the same standards they apply to domestic securities.

Disciplined Equity Fund may invest up to 20% of its total assets in foreign securities. Every other Fund, except Clipper Focus, REIT and IRA Capital Preservation Funds, limits the amount of total assets it invests in securities of foreign issuers not traded in the U.S. to 15% (ADRs are not included in this limit). The Clipper Focus, REIT and IRA Capital Preservation Funds do not invest a significant portion of their assets in foreign securities.

--------------------------------------------------------------------------------
MONEY MARKET INSTRUMENTS

High quality, short-term U.S. and foreign debt instruments denominated in U.S. dollars, including bank obligations (such as CDs, time deposits, bankers' acceptances, and banknotes), commercial paper, corporate obligations (including asset-backed securities), government obligations (such as U.S. Treasury, agency or foreign government securities), short-term obligations issued by state and local governments, and repurchase agreements.

POTENTIAL RISKS
--------------------------------------------------------------------------------
Money market instrument prices fluctuate over time.

Money market instrument prices may fall as a result of factors that relate to the issuer, such as a credit rating downgrade.

Money market instrument prices may fall because of changes in the financial markets, such as interest rate changes.

POTENTIAL RETURNS
--------------------------------------------------------------------------------
Money market instruments have greater short-term liquidity, capital preservation and income potential than longer-term investments such as stocks. This will help contribute to the stability of the Fund's NAV.

POLICIES TO BALANCE RISK
AND RETURN
--------------------------------------------------------------------------------
The Cash Reserves Fund follows strict SEC rules about credit risk, maturity and diversification of its investments.

The money market instruments and other liquid short-term investments in which the IRA Capital Preservation Fund invests will be rated in one of the top two short-term ratings categories of a rating agency at the time of purchase.

The other Funds only invest in money market instruments for temporary defensive or cash management purposes.

--------------------------------------------------------------------------------
SMALL AND MEDIUM SIZED COMPANY SECURITIES

POTENTIAL RISKS
--------------------------------------------------------------------------------
Small and medium sized company securities involve greater risk and price volatility than larger, more established companies because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group.

POTENTIAL RETURNS
--------------------------------------------------------------------------------
Small and medium sized company securities may appreciate faster than those of larger, more established companies for many reasons. For example, small and medium sized companies tend to have younger product lines whose distribution and revenues are still maturing.

POLICIES TO BALANCE RISK AND RETURN
--------------------------------------------------------------------------------
See Equity Securities/Growth Securities/
Value Securities.

Pilgrim Baxter focuses on small and medium sized companies with strong balance sheets that it expects will exceed consensus earnings expectations.

In analyzing medium sized companies for Disciplined Equity Fund, Analytic screens for such factors as company fundamentals, liquidity and risk.

--------------------------------------------------------------------------------
TECHNOLOGY ORCOMMUNICATIONS COMPANY SECURITIES
Securities of companies that rely extensively on technology or communications in their product development or operations or are expected to benefit from technological advances and improvements.

POTENTIAL RISKS
--------------------------------------------------------------------------------
Technology or communications company securities are strongly affected by worldwide scientific and technological developments and governmental laws, regulations and policies, and, therefore, are generally more volatile than companies not dependent upon or associated with technology or communications issues.

POTENTIAL RETURNS
--------------------------------------------------------------------------------
Technology or communications company securities offer investors significant growth potential because they may be responsible for breakthrough products or technologies or may be positioned to take advantage of cutting-edge, technology-related developments.

TECHNOLOGY OR COMMUNICATIONS COMPANY SECURITIES CONTINUED.

POLICIES TO BALANCE RISK AND RETURN
--------------------------------------------------------------------------------
Although the Technology & Communications Fund and Global Technology & Communications Fund will each invest 25% or more of their total assets in one or more of the industries within the technology and communications sector, the Funds each seek to strike a balance among the industries in which they invest in an effort to lessen the impact of negative developments in the technology and communications sector. None of the other Funds concentrate their investments in the groups of industries within the technology and communications sector of the market.

--------------------------------------------------------------------------------
OVER-THE COUNTER ("OTC") SECURITIES
Securities that are not listed and traded on an organized exchange, but are bought and sold through a computer network.

POTENTIAL RISKS
--------------------------------------------------------------------------------
OTC securities are not traded as often as securities listed on an exchange. So, if a Fund were to sell an OTC security, it might have to offer the security at a discount or sell it in smaller share lots over an extended period of time.


POTENTIAL RETURNS
--------------------------------------------------------------------------------
Increases the number of potential investments for a Fund.

OTC securities may appreciate faster than exchange-traded securities because they are typically securities of younger, growing companies.

POLICIES TO BALANCE RISK AND RETURN
--------------------------------------------------------------------------------
Pilgrim Baxter, PFR and Analytic use a highly disciplined investment process that seeks to, among other things, identify quality investments that will enhance a Fund's performance.



--------------------------------------------------------------------------------
ILLIQUID SECURITIES
Securities that do not have a ready market and cannot be easily sold within seven days at approximately the price that the Fund has valued them.

POTENTIAL RISKS
--------------------------------------------------------------------------------
A Fund may have difficulty valuing these securities precisely.

A Fund may be unable to sell these securities at the time or price it desires.

POLICIES TO BALANCE RISK AND RETURN
--------------------------------------------------------------------------------
The Cash Reserves Fund may not invest more than 10% of its net assets in illiquid securities.

Every other Fund may not invest more than 15% of its net assets in illiquid securities.

POTENTIAL RETURNS
--------------------------------------------------------------------------------
Illiquid securities may offer more attractive yields or potential growth than comparable widely traded securities.

--------------------------------------------------------------------------------
DERIVATIVES
Investments such as forward foreign currency contracts, futures, over-the-counter options, options on futures, options and swaps, whose value is based on an underlying asset or economic factor.

POTENTIAL RISKS
--------------------------------------------------------------------------------
The value of derivatives are volatile.

Because of the low margin deposits required, derivatives often involve an extremely high degree of leverage. As a result, a relatively small price movement in a derivative may result in immediate and substantial loss, as well as gain, to the investor. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives a Fund buys or sells. A Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. Thus, a use of derivatives may result in losses in excess of the amount invested.

POTENTIAL RETURNS
--------------------------------------------------------------------------------
Derivatives may be used for a variety of purposes, including:

o  To reduce transaction costs;

o  To manage cash flows;

o To maintain full market exposure, which means to adjust the characteristics of its investments to more closely approximate those of its benchmark;

o  To enhance returns; and

o To protect a Fund's investments against changes resulting from market conditions (a practice called "hedging").

POLICIES TO BALANCE RISK AND RETURN
--------------------------------------------------------------------------------
Each Fund may use derivatives selectively for hedging, to reduce transaction costs or to manage cash flows.

To the extent a Fund enters into derivatives, it will, when necessary, segregate cash or other liquid assets equal to the settlement amount with its custodian to cover the contract. When a Fund sells certain derivative contracts, it will hold at all times the instruments underlying the contracts.

--------------------------------------------------------------------------------
WRAPPERS
A wrapper agreement obligates the wrap provider and IRA Capital Preservation Fund to make certain payments to each other in exchange for an annual premium paid by the IRA Capital Preservation Fund. Payments made under the wrapper agreement are designed so that when the Fund liquidates assets covered by the wrapper agreement ("covered assets") in order to pay for shareholder redemptions, the Fund receives the purchase price plus the accrued income of the liquidated covered assets, rather than the market value of the covered assets. The terms of the wrapper agreements vary concerning when payments must actually be made between the Fund and the wrap provider. In some cases, payments may be due upon disposition of the covered assets. Other wrapper agreements only provide for settlement when the wrapper agreement terminates or the Fund sells all of the covered assets.

POTENTIAL RISKS
--------------------------------------------------------------------------------
Under a typical wrapper agreement, if a shareholder redemption requires the Fund to sell a security for more than its purchase price plus accrued income, the Fund will pay the wrap provider the difference.

The costs the Fund incurs when buying wrapper agreements will reduce its return and as a result it may not perform as well as other high-quality fixed-income funds of comparable duration.

The Fund might not be able to replace existing wrapper agreements with other suitable wrapper agreements if (1) they mature or terminate or (2) the wrap provider defaults or has its credit rating lowered. The Fund may be unable to obtain suitable wrapper agreements or may elect not to cover some or all of its assets with wrapper agreements. This could occur if wrapper agreements are not available or if the adviser believes that the terms of available wrapper agreements are unfavorable. Under these circumstances, the Fund may not be able to maintain a stable NAV.

The wrappers employed by the IRA Capital Preservation Fund will not cover the Fund's money market instruments, and therefore will not protect the stability of the Fund's NAV from price fluctuations in money market instruments.

POTENTIAL RETURNS
--------------------------------------------------------------------------------
Under a typical wrapper agreement, if a shareholder redemption requires the Fund to sell a covered asset for less than its purchase price plus accrued income, the wrap provider will pay the Fund the difference.

POLICIES TO BALANCE RISK AND RETURN
--------------------------------------------------------------------------------
Normally, the Fund expects the sum of the total value of its wrapper agreements plus the total market value of all of its covered assets to equal the purchase price plus accrued income of its covered assets, resulting in a stable NAV.

--------------------------------------------------------------------------------
REIT SECURITIES
A separately managed trust that makes investments in various real estate businesses. An equity REIT may own real estate and pass the income it receives from rents from the properties, or the capital gain it receives from selling a building, to its shareholders. A mortgage REIT specializes in lending money to building developers and passes the interest income it receives from the mortgages to shareholders. A hybrid REIT combines the characteristics of equity and mortgage REITs.

POTENTIAL RISKS
--------------------------------------------------------------------------------
The real estate industry is particularly sensitive to:

o  Economic factors, such as interest rate changes or market recessions;

o Over-building in one particular area, changes in zoning laws, or changes in neighborhood values;

o  Increases in property taxes;

o  Casualty and condemnation losses; and

o  Regulatory limitations on rents.

REITs may expose a Fund to similar risks associated with direct investment in real estate. REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders.


POTENTIAL RETURNS
--------------------------------------------------------------------------------
Investments in REITs permit a Fund to participate in potential capital appreciation and income opportunities in various segments of the real estate sector.

POLICIES TO BALANCE RISK AND RETURN
--------------------------------------------------------------------------------
Pilgrim Baxter and each Sub-Adviser consider companies that they expect will generate good cash flow from the underlying properties, have proven management track records, and histories of increasing dividends.

--------------------------------------------------------------------------------
SPECIAL SITUATIONS
The Clipper Focus Fund may invest in special situations. A special situation arises when PFR believes the securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to that company. Special situations are events that could change or temporarily hamper the ongoing operations of a company, including, but not limited to:

o  Liquidations,  reorganizations,   recapitalizations,   mergers  or  temporary
   financial liquidity restraints;

o Material litigation, technological breakthroughs or temporary production or product introduction problems; or

o Natural disaster, sabotage or employee error and new management or management policies.

Special situations affect companies of all sizes and generally occur regardless of general business conditions or movements of the market as a whole.


POTENTIAL RISKS
--------------------------------------------------------------------------------
Special situations often involve much greater risk than is inherent in ordinary investment securities. In addition, the market price of companies subject to special situations may never reflect any perceived intrinsic values.

POTENTIAL RETURNS
--------------------------------------------------------------------------------
Securities of companies in special situations may experience significant capital appreciation as the market recognizes their full value.

POLICIES TO BALANCE RISK AND RETURN
--------------------------------------------------------------------------------
PFR's investment process is very research intensive, including meetings with company management, competitors and customers. PFR prepares valuation models for each company being researched and sells securities when share prices reach PFR's estimate of intrinsic value.

                                           THE INVESTMENT ADVISER & SUB-ADVISERS

[GRAPHIC OMITTED] THE INVESTMENT ADVISER

Pilgrim Baxter & Associates, Ltd., 1400 Liberty Ridge Drive, Wayne, PA 19087, is the investment adviser for each Fund. Founded in 1982, Pilgrim Baxter managed over $10.7 billion in assets as of June 30, 2002 for pension and profit-sharing plans, charitable institutions, corporations, trusts, estates and other investment companies.

As investment adviser, Pilgrim Baxter makes investment decisions for the Growth, Emerging Growth, Large Cap Growth, Select Equity, Core Growth, Limited, Large Cap 20, New Opportunities, Technology & Communications, Global Technology & Communications, Strategic Small Company, Large Cap Value, Mid-Cap Value, Small Cap Value and Focused Value Funds. Pilgrim Baxter also oversees the investment decisions made by PFR as sub-adviser for Clipper Focus Fund, by Analytic as sub-adviser for Disciplined Equity Fund, by Heitman as sub-adviser for REIT Fund, by Dwight as sub-adviser for IRA Capital Preservation Fund, and by Wellington Management as sub-adviser for the Cash Reserves Fund. The Trust's Board of Trustees supervises Pilgrim Baxter and the sub-advisers and establishes policies that Pilgrim Baxter and the sub-advisers must follow in their day-to-day investment management activities.

Prior to May 1, 2002, Pilgrim Baxter Value Investors, Inc. ("Value Investors"), a wholly owned subsidiary of Pilgrim Baxter, served as sub-adviser for Large Cap Value, Mid-Cap Value, Small Cap Value and Focused Value Funds and the value portion of the Strategic Small Company Fund. On May 1, 2002, Value Investors was merged into Pilgrim Baxter. As a result of the merger, Value Investors no longer serves as sub-adviser to these Portfolios, although the same portfolio managers continue to be responsible for the day-to-day management of these Funds.



[GRAPHIC OMITTED] THE SUB-ADVISERS

Pacific Financial Research, Inc., ("PFR") a Massachusetts corporation located at 9601 Wilshire Boulevard, Suite 800, Beverly Hills, California 90210, is sub-adviser to the Clipper Focus Fund. PFR manages and supervises the investment of Clipper Focus Fund's assets on a discretionary basis, subject to the supervision of Pilgrim Baxter. PFR, an affiliate of Pilgrim Baxter and Old Mutual (US) Holdings Inc., has provided investment management services to corporations, foundations, endowments, pension funds and other institutions as well as individuals since 1981. PFR managed approximately $11.8 billion in assets as of June 30, 2002.

Analytic Investors, Inc., a California corporation located at 700 South Flower St., Suite 2400, Los Angeles, CA 90017, is the sub-adviser for the Disciplined Equity Fund. Analytic manages and supervises the investment of the Fund's assets on a discretionary basis, subject to the supervision of Pilgrim Baxter. Analytic is an affiliate of Pilgrim Baxter and Old Mutual (US) Holdings Inc., and was founded in 1970 as one of the first independent investment counsel firms specializing in the creation and continuous management of optioned equity and optioned debt portfolios for fiduciaries and other long-term investors. Analytic serves pensions and profit-sharing plans, endowments, foundations, corporate investment portfolios, mutual savings banks and insurance companies. Analytic managed approximately $2.1 billion in assets as of June 30, 2002.

Heitman Real Estate Securities LLC (formerly named Heitman/PRA Securities Advisors LLC), a Delaware limited liability company located at 180 North LaSalle Street, Suite 3600, Chicago, Illinois, 60601, is the sub-adviser to the REIT Fund. Heitman manages and supervises the investment of the Fund's assets on a discretionary basis, subject to the supervision of Pilgrim Baxter. Heitman is wholly owned by Heitman Financial LLC, an affiliate of Pilgrim Baxter and Old Mutual (US) Holdings Inc.. Heitman has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions as well as individuals since 1987. Heitman managed approximately $1.1 billion in assets as of June 30, 2002.

Dwight Asset Management Company, a Delaware corporation located 100 Bank Street, Burlington, Vermont 05401, is the sub-adviser to the IRA Capital Preservation Fund. Dwight manages and supervises the investment of the Fund's assets on a discretionary basis, subject to the supervision of Pilgrim Baxter. Dwight is an affiliate of Pilgrim Baxter and Old Mutual (US) Holdings Inc.. It has provided investment management services to corporations, pension and profit sharing plans, 401(k) and thrift plans since 1983. Dwight managed approximately $25.0 billion in assets as of June 30, 2002.

Wellington Management Company, LLP, 75 State Street, Boston, MA is the sub-adviser for the PBHG Cash Reserves Fund. Wellington Management and its predecessor organizations have provided investment advisory services to investment companies since 1928 and to investment counseling clients since 1960. As of June 30, 2002, Wellington Management held discretionary management authority with respect to more than $311.7 billion in assets.

The Funds paid the following management fees (as a percentage of average daily net assets) during the last fiscal year.


Core Growth Fund            0.85%

Emerging Growth Fund        0.85%

Growth Fund                 0.85%

Large Cap 20 Fund           0.85%

Large Cap Growth Fund       0.75%

Limited Fund                1.00%

New Opportunities Fund      1.00%

Select Equity Fund          0.85%

Clipper Focus Fund          0.96%*/**

Focused Value Fund          0.85%

Large Cap Value Fund        0.65%

Mid-Cap Value Fund          0.85%


Small Cap Value Fund        1.00%

Disciplined Equity Fund     0.26%*/**

Global Technology &
   Communications Fund      1.20%*

REIT Fund                   0.64%*/**

Strategic Small
   Company Fund             1.00%

Technology &
   Communications Fund      0.85%

IRA Capital
   Preservation Fund        0.18%*/**

Cash Reserves Fund          0.30%



*  REFLECTS A WAIVER OF FEES.

** THE  MANAGEMENT  FEE FOR  CLIPPER  FOCUS  FUND AND REIT  FUND WAS PAID TO THE
   FUND'S PREDECESSOR INVESTMENT ADVISER (NOW SUB-ADVISER) PRIOR TO DECEMBER 14, 2001. AFTER DECEMBER 14, 2001, THIS FEE WAS PAID TO PILGRIM BAXTER. THE MANAGEMENT FEE FOR DISCIPLINED EQUITY FUND AND IRA CAPITAL PRESERVATION FUND WAS PAID TO THE FUND'S PREDECESSOR INVESTMENT ADVISER (NOW SUB-ADVISER) PRIOR TO JANUARY 11, 2002. AFTER JANUARY 11, 2002, THIS FEE WAS PAID TO PILGRIM BAXTER.

Each sub-adviser is entitled to receive a fee from Pilgrim Baxter equal to a percentage of the daily net assets of each Fund it sub-advises.

THE PORTFOLIO MANAGERS

CORE GROWTH FUND

Since March, 2001, the Core Growth Fund has been managed by a team of investment professionals led by Gary L. Pilgrim, CFA. Mr. Pilgrim is President of Pilgrim Baxter and has been a growth stock manager for over 31 years.

LIMITED FUND/
EMERGING GROWTH FUND

Peter J. Niedland, CFA, has managed the Limited Fund and Emerging Growth Fund since January 1, 2003. Mr. Niedland joined Pilgrim Baxter's growth equity team in 1993. Mr. Niedland also manages the PBHG Small Cap Growth Portfolio of PBHG Insurance Series Fund.

GROWTH FUND/NEW
OPPORTUNITIES FUND

Gary L. Pilgrim, CFA, has managed the Growth Fund since its inception in 1985. He has managed the New Opportunities Fund since April, 2000. A discussion of Mr. Pilgrim's work experience is noted above.

LARGE CAP GROWTH
FUND/LARGE CAP
20 FUND/SELECT EQUITY FUND

Michael S. Sutton, CFA, has managed the Large Cap Growth and Large Cap 20 Funds since November, 1999. He has managed the Select Equity Fund since April, 2000. Effective as of October, 2001, Gregory P. Chodaczek joined Mr. Sutton as Co-Manager of Select Equity Fund. Mr. Sutton is Chief Investment Officer of Pilgrim Baxter. Mr. Sutton joined Pilgrim Baxter in October, 1999 from Loomis, Sayles & Co., where he worked for seven years as a portfolio manager of several large cap growth portfolios. Prior to that, Mr. Sutton was a large cap growth portfolio manager with Stein, Roe & Farnham. Mr. Chodaczek joined Pilgrim Baxter in 1998 as a research analyst for Pilgrim Baxter's growth equity investment team, focusing on the research of large cap growth equities. Prior to joining Pilgrim Baxter, Mr. Chodaczek was a Senior Financial Analyst for Scientific Atlanta, Inc. in Atlanta, Georgia.

CLIPPER FOCUS FUND

A team of PFR's investment professionals has primary responsibility for the day-to-day management of the Fund. For more information on the composition of the team managing the Fund, please see the SAI.

SMALL CAP VALUE FUND/
MID-CAP VALUE FUND/
FOCUSED VALUE FUND

Jerome J. Heppelmann, CFA, has managed the Small Cap Value, Mid-Cap Value, and Focused Value Funds since June, 1999. He joined Pilgrim Baxter in 1994 as a Vice President of Marketing/ Client Service and since 1997 has been a member of Pilgrim Baxter's Equity team. Prior to joining Pilgrim Baxter, Mr. Heppelmann worked in the Investment Advisory Group for SEI Investments.

LARGE CAP VALUE FUND

Raymond J. McCaffrey, CFA, has managed the Large Cap Value Fund since June, 1999. He joined Pilgrim Baxter as a portfolio manager and analyst in 1997. Prior to joining Pilgrim Baxter, Mr. McCaffrey worked for 2 years as a portfolio manager and analyst at Pitcairn Trust Company. His 12 years of investment experience also include positions at Cypress Capital Management, Independence Capital Management and Fidelity Bank.

DISCIPLINED EQUITY FUND

A team of Analytic's investment professionals has primary responsibility for the day-to-day management of the Fund. For more information on the composition of the team managing the Fund, please see the SAI.

TECHNOLOGY &
COMMUNICATIONS FUND /
GLOBAL TECHNOLOGY &
COMMUNICATIONS FUND

The Adviser's technology team, led by Gary L. Pilgrim, Michael S. Sutton, Jerome
J. Heppelmann and Raymond J. McCaffrey managed this Fund since August 19, 2002. The work experience of the team is noted above.

REIT FUND

A team of Heitman's investment professionals has primary responsibility for the day-to-day management of the Fund. For more information on the composition of the team managing the Fund, please see the SAI.

STRATEGIC SMALL
COMPANY FUND

James M. Smith, CFA, has co-managed the Fund since its inception in 1996. He manages the growth portion of the Fund. Mr. Smith joined Pilgrim Baxter in 1993 as a portfolio manager and has over 21 years of equity portfolio management experience. Mr. Heppelmann manages the value portion of the Fund. His experience is discussed under the Small Cap Value, Mid-Cap Value and Focused Value Funds. Mr. Heppelmann has co-managed the fund since June, 1999.

IRA CAPITAL
PRESERVATION FUND

A team of Dwight's investment professionals has primary responsibility for the day-to-day management of the Fund. For more information on the composition of the team managing the Fund, please see the SAI.

CASH RESERVES FUND

Timothy Smith has managed the Fund since October 22, 2002. Mr. Smith has worked closely with Mr. Keogh, the Fund's previous portfolio manager, since the Fund's inception in 1995. Mr. Smith is a Vice President and Associate of Wellington Management. Mr. Smith also is the Chairman of Wellington Management's Money Market Strategy Group. Prior to joining Wellington Management in 1992, Mr. Smith spent seven years with Fidelity Investments.

                                                                 YOUR INVESTMENT


[GRAPHIC OMITTED] PRICING FUND SHARES


Cash Reserves Fund shares are priced at 2:00 p.m. Eastern Time on each day the New York Stock Exchange is open. Cash Reserves Fund shares are not priced on days that the New York Stock Exchange is closed. The Cash Reserves Fund prices its investments at amortized cost, which approximates market value.

Each other Fund prices its investments for which market quotations are readily available at market value. Short-term investments are priced at amortized cost, which approximates market value. All other investments (including wrapper agreements) are priced at fair value as determined in good faith by PBHG Funds' Board of Trustees. If a Fund holds securities quoted in foreign currencies, it translates that price into U.S. dollars at current exchange rates. The IRA Capital Preservation Fund may use a pricing service to value some of its assets, such as debt securities or foreign securities. Because foreign markets may be open at different times than the New York Stock Exchange, the price of a Fund's shares may change on days when its shares are not available for purchase or sale.

--------------------------------------------------------------------------------
NET ASSET VALUE (NAV)

The price of a Fund's shares is based on that Fund's net asset value (NAV). A Fund's NAV equals the value of its assets, less its liabilities, divided by the number of its outstanding shares. Except for the Cash Reserves Fund, Fund shares are priced every day at the close of trading on the New York Stock Exchange (normally 4 p.m. Eastern Time). Fund shares are not priced on days that the New York Stock Exchange is closed.

[GRAPHIC OMITTED] BUYING SHARES

You may purchase shares of each Fund directly through the Fund's transfer agent. Except for the Cash Reserves Fund, the price per share you will pay to invest in a Fund is its NAV next calculated after the transfer agent or other authorized representative accepts your order. If you purchase shares of the Cash Reserves Fund by wire transfer in the form of Federal Funds, the price per share you will pay is that Fund's next calculated NAV. If you purchase shares of the Cash Reserves Fund by check or other negotiable bank draft, the price per share you will pay is that Fund's NAV as calculated on the next business day after receipt of the check or bank draft. Except for the Cash Reserves Fund, each Fund's NAV is calculated at the close of trading on the New York Stock Exchange, normally 4:00 p.m. Eastern Time, each day the exchange is open for business. Each Fund's assets are generally valued at their market price. However, if a market price is unavailable or if the assets have been affected by events occurring after the close of trading, the Fund's Board of Trustees may use another method that it believes reflects fair value. By fair valuing a security whose price may have been affected by events occurring after the close of trading in its respective market, a Fund attempts to establish a price that it might reasonably expect to receive upon its current sale of that security. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interest or other harm to shareholders. The Cash Reserves Fund uses the amortized cost method to value its securities and generally calculates its NAV at 2:00 p.m. Eastern Time each day the New York Stock Exchange is open.

You may also purchase shares of each Fund through certain broker-dealers or other financial institutions that are authorized to sell you shares of the Funds. Such financial institutions may charge you a fee for this service in addition to the Fund's NAV.

--------------------------------------------------------------------------------
CONCEPTS TO UNDERSTAND

Traditional IRA: an individual retirement account. Your contributions may or may not be deductible depending on your circumstances. Assets grow tax-deferred; withdrawals and distributions are taxable in the year made.

Spousal IRA: an IRA funded by a working spouse in the name of a nonworking spouse.

Roth IRA: an IRA with non-deductible contributions, and tax-free growth of assets and distributions to pay retirement expenses, provided certain conditions are met.

Coverdell Education Savings Accounts: a savings account with non-deductible contributions, and tax-free growth of assets and distributions, if used to pay certain educational expenses.

FOR MORE COMPLETE IRA
INFORMATION, CONSULT A
PBHG SHAREHOLDER SERVICES
REPRESENTATIVE OR A
TAX ADVISER.

--------------------------------------------------------------------------------
 MINIMUM INVESTMENTS
                                               Initial           Additional
--------------------------------------------------------------------------------
 REGULAR ACCOUNTS
   New Opportunities Fund 1                    $10,000           no minimum
   Limited Fund 1                             $  5,000           no minimum
   Strategic Small Company Fund               $  5,000           no minimum
   Each Other Fund                            $  2,500           no minimum
   Uniform Gifts/Transfer to
      Minor Accounts                          $    500           no minimum
 TRADITIONAL IRAS                             $  2,000           no minimum
 ROTH IRAS                                    $  2,000           no minimum
 COVERDELL EDUCATION SAVINGS ACCOUNTS         $    500           no minimum
 SYSTEMATIC INVESTMENT                        $    500               $25
    PLANS 2 (SIP)

1 The Limited and New Opportunities Funds are currently closed to new investors.

2 Provided a SIP is established, the minimum initial investment for each Fund is $500 along with a monthly systematic investment of $25 or more.


BUYING SHARES OF IRA CAPITAL PRESERVATION FUND

The IRA Capital Preservation Fund offers its shares to investors who wish to invest in the Fund through one of the following types of individual retirement accounts:

o Plans described in Section 408 of the Internal Revenue Code (includes traditional IRAs, SEP-IRAs and SIMPLE IRAs);

o  Plans described in Section 408A of the Internal Revenue Code (ROTH-IRAs);

o Plans described in Section 530 of the Internal Revenue Code (Education IRAs); and

o  Plans maintained by sole proprietorships (KEOGH Plans).

[GRAPHIC OMITTED] SELLING SHARES

You may sell your shares at NAV any day the New York Stock Exchange is open for business. Sale orders received by the Fund's transfer agent or other authorized representatives by 4:00 p.m. Eastern time (2:00 p.m. Eastern Time for the Cash Reserves Fund) will be priced at the Fund's next calculated NAV. The Fund generally sends payment for your shares the business day after your order is accepted. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days. Also, if the Fund has not yet collected payment for the shares you are selling, it may delay paying out the proceeds on your sale until payment has been collected up to 15 days from the date of purchase. You may also sell shares of each Fund through certain broker-dealers or other financial institutions at which you maintain an account. Such financial institutions may charge you a fee for this service.


--------------------------------------------------------------------------------
LIMITATIONS ON SELLING SHARES BY PHONE

 Proceeds
 sent by                                        Minimum          Maximum
--------------------------------------------------------------------------------

 Check                                          no minimum       $50,000
                                                                 per day

 Wire*                                          no minimum       no maximum

 ACH                                            no minimum       no maximum

Please note that the banking instructions to be used for wire and ACH redemptions must be established on your account in advance of placing your sell order.

* Wire fee is $10 per Federal Reserve Wire


WRITTEN REDEMPTION ORDERS
--------------------------------------------------------------------------------
Some circumstances require written sell orders along with signature guarantees.

These include:

o  Redemptions in excess of $50,000

o  Requests to send proceeds to a different  address or payee

o Requests to send proceeds to an address that has been changed within the last 30 days

o  Requests to wire proceeds to a different bank account

A SIGNATURE GUARANTEE
helps to protect you against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee is authentic.

REDEMPTION/EXCHANGE FEE FOR IRA CAPITAL PRESERVATION FUND

The IRA Capital Preservation Fund will deduct a 2.00% redemption/exchange fee from the redemption or exchange proceeds of any shareholder redeeming or exchanging shares of the Fund held for less than twelve months. In determining how long shares of the Fund have been held, PBHG Funds assumes that shares held by the investor the longest period of time will be sold first.

The Fund will retain the fee for the benefit of the remaining shareholders. The Fund charges the redemption/exchange fee to help minimize the impact the redemption or exchange may have on the performance of the Fund, to facilitate Fund management and to offset certain transaction costs and other expenses the Fund incurs because of the redemption or exchange. The Fund also charges the redemption/exchange fee to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements.



[GRAPHIC OMITTED] GENERAL POLICIES

o  Each Fund may reject or suspend acceptance of purchase orders.

o Each Fund reserves the right to make redemptions in securities rather than in cash if the redemption amount exceeds $250,000 or 1% of the aggregate NAV of the Fund in any 90-day period.

o Payment for telephone purchases must be received by the Fund's transfer agent within seven days or you may be liable for any losses the Fund incurs as a result of the cancellation of your purchase order.

o When placing a purchase, sale, or exchange order through an authorized representative, it is the representative's responsibility to promptly transmit your order to the Fund's transfer agent so that you may receive that same day's NAV.

o SEI Trust Company, the custodian for PBHG Traditional, Roth and Coverdell Education Savings accounts, currently charges a $10 annual custodial fee to Traditional and Roth IRA accounts and a $7 annual custodial fee to Coverdell Education Savings Accounts. This fee will be automatically deducted from your account if not received by the announced due date, usually in mid-August.

o Because of the relatively high cost of maintaining smaller accounts, the Fund charges an annual fee of $12 if your account balance drops below the minimum investment amount because of redemptions. Minimum investment amounts are identified in the table on page 110. For non-retirement accounts, the Fund may, upon prior notice, close your account and send you the proceeds if your account balance remains below the minimum investment amount for over 60 days due to your redeeming or exchanging out of the Fund.

o To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in the household holds shares of a Fund. Call PBHG Funds at 1-800-433-0051 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your house hold, contact PBHG Funds at 1-800-433-0051 or write to P.O. Box 219534, Kansas City, MO 64121. Electronic copies of most financial reports and prospectuses are available at PBHG Funds' website (www.pbhgfunds.com).

EXCHANGES BETWEEN FUNDS

You may exchange some or all PBHG Class Shares of a Fund for PBHG Class Shares of any other PBHG Fund that has PBHG Class Shares. PBHG Class Shares of a Fund may not be exchanged for Advisor Class Shares. Please note, however, that exchanges into the Limited Fund may be made only by investors who are current shareholders of that Fund, as it is currently closed to new investors. Exchanges into the New Opportunities Fund may be made only by persons who were shareholders on or before November 12, 1999, the day this Fund closed to new investors. Simply mail, telephone, or use the Fund's internet website to provide your exchange instructions to the transfer agent. Except for the 2% redemption/exchange fee discussed above for the IRA Capital Preservation Fund, there is currently no fee for exchanges; however, a Fund may change or terminate this privilege on 60 days' notice. Please note that exchanges into the PBHG Cash Reserves Fund from another PBHG Fund may be made only four (4) times a year.

TO OPEN AN ACCOUNT
     IN WRITING
 Complete the application.

 Mail your completed application
 and a check to:
 PBHG Funds
 P.O. Box 219534
 Kansas City, Missouri  64121-9534

     BY TELEPHONE
 Call us at 1-800-433-0051 to receive an account application and receive an account number.

 WIRE  Have your bank send your investment to:
 o United Missouri Bank of Kansas City, N.A.
 o ABA # 10-10-00695
 o Account # 98705-23469
 o Fund name
 o Your name
 o Your Social Security or tax ID number
 o Your account number

 Return the account application.

     BY AUTOMATED CLEARING HOUSE (ACH)
 Currently you may not open an account through ACH


     VIA THE INTERNET
o Visit the PBHG Funds website at http://www.pbhgfunds.com.
o Enter the "Open An Account" screen and follow the instructions.



TO ADD TO AN ACCOUNT

Fill out an investment slip:

Mail the slip and the check to:
PBHG Funds
P.O. Box 219534
Kansas City, Missouri  64121-9534



WIRE  Have your bank send your investment to:
o United Missouri Bank of Kansas  City, N.A.
o ABA # 10-10-00695
o Account # 98705-23469
o Fund name
o Your name
o Your Social Security or tax ID number
o Your account number





o Complete the bank information section on the account application.
o Attach a voided check or deposit slip to the account application.
o The maximum purchase allowed through ACH is $100,000 and this option must be established on your account 15 days prior to initiating a transaction.



o Complete the bank information section on the account application.
o Enter the "My Account" section of the website and follow the instructions for purchasing shares.

TO SELL SHARES
     BY MAIL

 Write a letter of instruction that includes:
o your name(s) and signature(s)
o your account number
o the Fund name
o the dollar amount your wish to sell
o how and where to send the proceeds

 If required, obtain a signature guarantee (see "Selling Shares")

 Mail your request to:
 PBHG Funds
 P.O. Box 219534
 Kansas City, Missouri  64121-9534


     SYSTEMATIC WITHDRAW PLAN

 Permits you to have payments of $50 or more mailed or automatically transferred from your Fund accounts to your designated checking or savings account.

 o Complete the applicable section on the account application.

 Note:  You must maintain a minimum account balance of $5,000 or more.


     CHECK WRITING

 Check Writing is offered to shareholders of the Cash Reserves Fund.If you have an account balance of $5,000 or more, you may establish this option on your account. You may redeem shares by writing checks on your account for $250 or more. To establish Check Writing on your account, call 1-800-433-0051 and request a Signature Card.


     BY TELEPHONE

Sales orders may be placed by telephone provided this option was selected on your account application. Please call 1-800-433-0051.

Note: sales from IRA accounts may not be made by telephone and must be made in writing.

     ACH

o Complete the bank information section on the account application.

o Attach a voided check or deposit slip to the account application.

Note: sale proceeds sent via ACH will not be posted to your bank account until the second business day following the transaction.


     WIRE

Sale proceeds may be wired at your request. Be sure PBHG Funds has your wire instructions on file.

There is a $10 charge for each wire sent by the Fund.


     VIA THE INTERNET

o Enter the "My Account" section of the website and follow the instructions for redeeming shares.

[GRAPHIC OMITTED] DISTRIBUTION AND TAXES

Except for REIT Fund and Cash Reserves Fund, each Fund pays shareholders dividends from its net investment income and distributions from its net realized capital gains at least once a year, if available. REIT Fund pays shareholders dividends from its net investment income and distributions from its net realized capital gains at least once a year, if available. REIT Fund pays shareholders dividends from its net investment income quarterly and distributions from its net realized capital gains once a year, if available. Cash Reserves Fund pays shareholders dividends from its net investment income monthly. Dividends and distributions will be reinvested in your Fund account unless you instruct the Fund otherwise. There are no fees on reinvestments. Alternatively, you may elect to receive your dividends and distributions in cash in the form of a check, wire, or ACH.

To maintain a stable NAV, the IRA Capital Preservation Fund may have to declare and pay dividends in amounts that are not equal to the amount of net investment income it actually earns. This may cause the Fund to take some or all of the following actions:

o If the Fund distributes more money than it actually earned through its investments, it may have to make a distribution that may be considered a return of capital;

o If the income the Fund receives exceeds the amount of dividends distributed, the Fund may have to distribute that excess income to shareholders and declare a reverse split of its shares.

o The Fund may split its shares when it distributes its net capital gains. Share splits or reverse share splits will cause the number of shares owned by shareholders to increase or decrease while allowing the NAV of the Fund to remain stable.

Unless your investment is in an IRA or other tax-exempt account, your dividends and distributions will be taxable whether you receive them in cash or reinvest them. Dividends (including short-term capital gains distributions) are taxed at the ordinary income rate. Distributions of long-term capital gains are taxable at the long-term capital gains rate, regardless of how long you have been in the Fund. Long-term capital gains tax rates are described in the table below.

A sale or exchange of a Fund may also generate a tax liability unless your account is tax-exempt. There are two types of tax liabilities you may incur from a sale or exchange: (1) Short-term capital gains will apply if you sell or exchange a Fund up to 12 months after buying it; (2) Long-term capital gains will apply to Funds sold or exchanged after 12 months. The table below describes the tax rates for each.


TAXES ON TRANSACTIONS

The tax status of your distributions for each calendar year will be detailed in your annual tax statement from the Fund. Because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

TAXABILITY OF DISTRIBUTIONS

 Type of                  Tax rate for                  Tax rate for brackets
 Distribution             15% bracket and lower         higher than 15%
-----------------------------------------------------------------------------

 Dividends                Ordinary income rate          Ordinary income rate
 Short-term
   Capital Gains          Ordinary income rate          Ordinary income rate
 Long-term
   Capital Gains          10%                           20%


DISTRIBUTION ARRANGEMENTS
PBHG Funds(R) has PBHG Class Shares and Advisor Class Shares. PBHG Funds(R) does not currently offer any other classes of shares. The exchange privilege for PBHG Class and Advisor Class Shares is discussed in the section, Exchanges Between Funds. Aside from the differences attributable to their exchange privileges, both Classes have the same rights and privileges. In addition, both Classes bear the same fees and expenses except that Advisor Class Shares bear a service fee.

[GRAPHIC OMITTED] FINANCIAL HIGHLIGHTS

A Fund's financial highlights help you understand its recent financial performance. The total returns represent the rate that you would have earned or lost on an investment in the Fund, assuming you reinvested all Fund distributions. PricewaterhouseCoopers LLP has audited the information contained in these financial highlights. Its report and the Fund's financial statements are included in the Fund's Annual Report to Shareholders, which is available, free of charge, upon request.

The Clipper Focus, Disciplined Equity, REIT and IRA Capital Preservation Funds acquired the assets of its predecessor Fund, as noted under Fund



FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR OR PERIOD ENDED MARCH 31:

                                         `           `




                  Net              Realized and                                  Net
                 Asset      Net     Unrealized   Distributions  Distributions   Asset
                 Value  Investment   Gains or      from Net        from         Value
               Beginning  Income     (Losses)     Investment      Capital       End
               of Period  (Loss)   on Securities    Income         Gains     of Period
------------------------------------------------------------------------------------------
---------------------
PBHG CORE GROWTH FUND
---------------------
  PBHG CLASS
  2002 1        $10.70      $(0.13)   $(0.42)         --             --       $10.15
  2001 1         30.25       (0.17)   (16.62)         --         $(2.76)       10.70
  2000 1         14.06       (0.20)    16.39          --             --        30.25
  1999 1         13.53       (0.14)     0.67          --             --        14.06
  1998           10.34       (0.33)     3.52          --             --        13.53

-------------------------
PBHG EMERGING GROWTH FUND
-------------------------
  PBHG CLASS
  2002 1        $15.96      $(0.17)   $(1.56)         --             --       $14.23
  2001 1         40.00       (0.10)   (21.81)         --         $(2.13)       15.96
  2000 1         20.61       (0.21)    20.76          --          (1.16)       40.00
  1999 1         25.83       (0.18)    (4.96)         --          (0.08)       20.61
  1998           19.26       (0.24)     6.81          --             --        25.83

----------------
PBHG GROWTH FUND
----------------
  PBHG CLASS
  2002 1        $21.74      $(0.20)   $(2.60)         --             --       $18.94
  2001 1         58.73       (0.20)   (30.53)         --         $(6.26)       21.74
  2000 1         24.51       (0.33)    36.14          --          (1.59)       58.73
  1999 1         28.23       (0.24)    (3.48)         --             --        24.51
  1998           21.06       (0.26)     7.43          --             --        28.23


Summaries, in a tax-free exchange by issuing new shares. This transaction was effective as of the close of business on December 14, 2001 for the Clipper Focus and REIT Funds and effective as of the close of business on January 11, 2002 for the Disciplined Equity and IRA Capital Preservation Funds. None of the Funds had any assets prior to the acquisition. Consequently, the information presented for each Fund prior to the acquisition date represents the financial history of its corresponding predecessor fund.


                                                                                           Ratio
                                                                                           of Net
                                                                              Ratio      Investment
                                                     Ratio       Ratio     of Expenses  Income (Loss)
                                                  of Expenses    of Net     to Average   to Average
                               Net                 to Average  Investment   Net Assets   Net Assets
                             Assets      Ratio      Net Assets   Income     (Excluding   (Excluding
                               End    of Expenses  (Including    (Loss)      Waivers)     Waivers)     Portfolio
                  Total    of Period   to Average    Expense   to Average  and Expense   and Expense   Turnover
                 Return      (000)    Net Assets    Reduction) Net Assets   Reduction)    Reduction)     Rate
-----------------------------------------------------------------------------------------------------------------
----------------
PBHG CORE GROWTH
----------------
  PBHG CLASS
  2002 1        (5.14)%     $53,514      1.49%       1.47%       (1.17)%       1.49%        (1.19)      226.55%
  2001 1       (59.85)%      63,359      1.31%       1.31%       (0.73)%       1.31%        (0.73)%     133.31%
  2000 1        115.15%     166,099      1.33%       1.33%       (1.02)%       1.33%        (1.02)%     312.32%
  1999 1          3.92%      86,485      1.45%       1.45%       (1.16)%       1.45%        (1.16)%     120.93%
  1998           30.85%     165,510      1.35%       1.35%       (1.07)%       1.35%        (1.07)%      72.78%

-------------------------
PBHG EMERGING GROWTH FUND
-------------------------
  PBHG CLASS
  2002 1       (10.84)%    $408,161      1.39%       1.38%       (1.06)%       1.39%        (1.07)%     150.95%
  2001 1       (56.95)%     538,294      1.26%       1.26%       (0.33)%       1.26%        (0.33)%      89.91%
  2000 1        101.33%   1,336,938      1.24%       1.24%       (0.76)%       1.24%        (0.76)%     141.81%
  1999 1       (19.91)%     736,008      1.34%       1.34%       (0.80)%       1.34%        (0.80)%     101.53%
  1998           34.11%   1,404,157      1.27%       1.27%       (0.80)%       1.27%        (0.80)%      95.21%

----------------
PBHG GROWTH FUND
----------------
  PBHG CLASS
  2002 1       (12.88)%   $1,925,422     1.33%       1.32%       (0.95)%       1.33%        (0.96)%     170.67%
  2001 1       (56.57)%    2,883,036     1.25%       1.25%       (0.46)%       1.25%        (0.46)%     104.48%
  2000 1        148.57%    6,465,234     1.23%       1.23%       (0.90)%       1.23%        (0.90)%     107.73%
  1999 1       (13.18)%    3,228,740     1.32%       1.32%       (0.99)%       1.32%        (0.99)%      80.51%
  1998           34.05%    5,338,380     1.26%       1.26%       (0.74)%       1.26%        (0.74)%      94.21%




                  Net              Realized and                                  Net
                 Asset      Net     Unrealized   Distributions  Distributions   Asset
                 Value  Investment   Gains or      from Net        from         Value
               Beginning  Income     (Losses)     Investment      Capital       End
               of Period  (Loss)   on Securities    Income         Gains     of Period
------------------------------------------------------------------------------------------
----------------------
PBHG LARGE CAP 20 FUND
----------------------
  PBHG CLASS
  2002 1       $17.81    $(0.11)     $(2.55)          --             --        $15.15
  2001 1        44.34     (0.12)     (22.04)          --         $(4.37)        17.81
  2000 1        24.10     (0.25)      26.26           --          (5.77)        44.34
  1999 1        15.98     (0.12)       8.46           --          (0.22)        24.10
  1998           9.25     (0.07)       6.80           --             --         15.98

--------------------------
PBHG LARGE CAP GROWTH FUND
--------------------------

  PBHG CLASS
  2002 1       $22.90    $(0.14)     $(3.09)          --             --        $19.67
  2001 1        38.37     (0.05)     (13.48)          --         $(1.94)        22.90
  2000 1        24.57     (0.23)      21.32           --          (7.29)        38.37
  1999 1        22.69     (0.16)       3.53           --          (1.49)        24.57
  1998          14.26     (0.19)       8.82           --          (0.20)        22.69

-----------------
PBHG LIMITED FUND
-----------------

  PBHG CLASS
  2002 1        $9.42    $(0.10)      $0.22           --       $  (0.14)        $9.40
  2001 1        23.11     (0.08)      (8.17)          --          (5.44)         9.42
  2000 1        11.95     (0.12)      15.20           --          (3.92)        23.11
  1999 1        14.08     (0.10)      (1.45)          --          (0.58)        11.95
  1998           9.05     (0.10)       5.53           --          (0.40)        14.08

---------------------------
PBHG NEW OPPORTUNITIES FUND
---------------------------

  PBHG CLASS
  2002 1       $27.77    $(0.30)     $(1.36)          --           --          $26.11
  2001 1        98.19     (0.48)     (43.78)          --      $(26.16)          27.77
  2000 1        16.47     (0.71)      85.60           --        (3.17)          98.19
  1999 2        13.52     (0.01)       2.96           --           --           16.47

-----------------------
PBHG SELECT EQUITY FUND
-----------------------

  PBHG CLASS
  2002 1       $26.58    $(0.25)     $(3.59)          --           --          $22.74
  2001 1        77.81     (0.24)     (48.55)          --       $(2.44)          26.58
  2000 1        25.93     (0.34)      58.71           --        (6.49)          77.81
  1999 1        24.15     (0.21)       1.99           --           --           25.93
  1998          15.91     (0.44)       8.68           --           --           24.15

-----------------------
PBHG CLIPPER FOCUS FUND
-----------------------

(PREDECESSOR -- CLIPPER FOCUS PORTFOLIO -- INSTITUTIONAL CLASS)

  PBHG CLASS
  2002 3       $15.92     $0.20       $2.34        $(0.14)    $ (1.92)         $16.40
  2001 4        10.87      0.21        5.49         (0.21)      (0.44)          15.92
  2000 4        12.19      0.16       (1.18)        (0.16)      (0.14)          10.87
  1999 4,5      10.00      0.05        2.18         (0.04)         --**         12.19


                                                                                             Ratio
                                                                                             of Net
                                                                                Ratio      Investment
                                                     Ratio        Ratio      of Expenses  Income (Loss)
                                                  of Expenses    of Net       to Average   to Average
                               Net                 to Average   Investment    Net Assets   Net Assets
                             Assets      Ratio      Net Assets    Income      (Excluding   (Excluding
                               End    of Expenses  (Including     (Loss)        Waivers     Waivers)    Portfolio
                  Total    of Period   to Average    Expense     to Average   and Expense  and Expense   Turnover
                 Return      (000)    Net Assets    Reduction)   Net Assets   Reduction)    Reduction)     Rate
-----------------------------------------------------------------------------------------------------------------
----------------------
PBHG LARGE CAP 20 FUND
----------------------
  PBHG CLASS
  2002 1       (14.94)%       $333,115       1.36%       1.35%      (0.66)%      1.36%       (0.67)%    152.53%
  2001 1       (53.84)%        501,921       1.23%       1.23%      (0.34)%      1.23%       (0.34)%    142.46%
  2000 1       117.88%       1,083,460       1.23%       1.23%      (0.82)%      1.23%       (0.82)%    147.35%
  1999 1        52.52%         603,077       1.27%       1.27%      (0.64)%      1.27%       (0.64)%     76.41%
  1998          72.76%         192,631       1.41%       1.41%      (0.79)%      1.41%       (0.79)%     98.27%

--------------------------
PBHG LARGE CAP GROWTH FUND
--------------------------

  PBHG CLASS
  2002 1       (14.10)%       $258,297       1.26%       1.25%      (0.62)%      1.26%       (0.63)%    148.93%
  2001 1       (36.55)%        327,689       1.18%       1.18%      (0.14)%      1.18%       (0.14)%    146.18%
  2000 1        98.60%         256,965       1.17%       1.17%      (0.79)%      1.17%       (0.79)%    184.36%
  1999 1        15.90%         144,089       1.25%       1.25%      (0.71)%      1.25%       (0.71)%     46.16%
  1998          60.80%         145,662       1.22%       1.22%      (0.79)%      1.22%       (0.79)%     46.56%

-----------------
PBHG LIMITED FUND
-----------------

  PBHG CLASS
  2002 1         1.17%         $74,076       1.41%       1.40%      (1.04)%      1.41%       (1.05)%    156.08%
  2001 1       (42.99)%         77,505       1.33%       1.33%      (0.48)%      1.33%       (0.48)%     85.07%
  2000 1       137.27%         155,130       1.32%       1.32%      (0.76)%      1.32%       (0.76)%    107.78%
  1999 1       (11.01)%        108,011       1.40%       1.40%      (0.81)%      1.40%       (0.81)%    111.07%
  1998          60.78%         178,168       1.40%       1.40%      (0.72)%      1.40%       (0.72)%     81.36%

---------------------------
PBHG NEW OPPORTUNITIES FUND
---------------------------

  PBHG CLASS
  2002 1        (5.98)%        $47,813       1.44%       1.43%      (1.13)%      1.44%       (1.14)%    295.41%
  2001 1       (54.38)%         65,357       1.34%       1.34%      (0.76)%      1.34%       (0.76)%    267.34%
  2000 1       529.94%         355,600       1.34%       1.34%      (1.15)%      1.34%       (1.15)%    668.31%
  1999 2        21.82%+         16,742       1.50%*      1.50%*     (0.80)%*     1.59%*      (0.89)%*   109.43%+

-----------------------
PBHG SELECT EQUITY FUND
-----------------------

  PBHG CLASS
  2002 1       (14.45)%       $413,134       1.38%       1.37%      (0.94)%      1.38%       (0.95)%    301.58%
  2001 1       (64.23)%        662,551       1.26%       1.26%      (0.43)%      1.26%       (0.43)%    157.72%
  2000 1       240.82%       1,691,298       1.18%       1.18%      (0.68)%      1.18%       (0.68)%    200.56%
  1999 1         7.37%         235,904       1.34%       1.34%      (0.90)%      1.34%       (0.90)%     56.59%
  1998          51.79 %        336,076       1.35%       1.35%      (1.15)%      1.35%       (1.15)%     72.16%

-----------------------
PBHG CLIPPER FOCUS FUND
-----------------------

(PREDECESSOR -- CLIPPER FOCUS PORTFOLIO -- INSTITUTIONAL CLASS)

  PBHG CLASS
  2002 3        17.48%+       $621,735       1.40%*      1.40%*      1.26%*      1.44%*       1.23%*     39.02%+
  2001 4        53.22%         272,069       1.40%       1.40%       1.41%       1.41%        1.40%     111.00%
  2000 4        (8.39)%         84,226       1.40%       1.40%       1.47%       1.47%        1.40%      54.00%
  1999 4,5      22.33%+         64,135       1.40%*      1.40%*      1.05%*      2.08%*       0.37%*     22.00%+




                  Net              Realized and                                  Net
                 Asset      Net     Unrealized   Distributions  Distributions   Asset
                 Value  Investment   Gains or      from Net        from         Value
               Beginning  Income     (Losses)     Investment      Capital       End
               of Period  (Loss)   on Securities    Income         Gains     of Period
------------------------------------------------------------------------------------------

-----------------------
PBHG FOCUSED VALUE FUND
-----------------------

  PBHG CLASS
  2002 1       $17.41    $(0.04)    $(1.03)        $(0.06)      $ (0.08)       $16.20
  2001 1        18.51      0.07      (0.74)            --         (0.43)        17.41
  2000 1        10.46     (0.01)      8.93             --         (0.87)        18.51
  1999 2        10.32        --       0.14             --            --         10.46

-------------------------
PBHG LARGE CAP VALUE FUND
-------------------------

  PBHG CLASS
  2002 1       $13.90     $0.03     $(0.57)        $(0.02)           --        $13.34
  2001 1        11.97      0.21       2.21          (0.08)       $(0.41)        13.90
  2000          13.85      0.12       1.78          (0.08)        (3.70)        11.97
  1999          13.01      0.08       2.45          (0.10)        (1.59)        13.85
  1998          10.11      0.02       3.84          (0.06)        (0.90)        13.01

-----------------------
PBHG MID-CAP VALUE FUND
-----------------------

  PBHG CLASS
  2002 1       $14.44    $(0.02)     $1.32             --            --        $15.74
  2001 1        13.82      0.09       1.20         $(0.03)       $(0.64)        14.44
  2000 1        15.09     (0.02)      5.03             --         (6.28)        13.82
  1999          15.30        --       0.92             --         (1.13)        15.09
  1998 6        10.00     (0.01)      6.00             --         (0.69)        15.30

-------------------------
PBHG SMALL CAP VALUE FUND
-------------------------

  PBHG CLASS
  2002 1       $18.48    $(0.14)     $2.31             --            --        $20.65
  2001 1        18.75     (0.02)      0.58             --        $(0.83)        18.48
  2000 1        11.38     (0.08)      7.45             --            --         18.75
  1999 1        15.38     (0.09)     (3.06)            --         (0.85)        11.38
  1998 6        10.00     (0.03)      6.15             --         (0.74)        15.38

----------------------------
PBHG DISCIPLINED EQUITY FUND
----------------------------

(PREDECESSOR -- ANALYTIC ENHANCED EQUITY FUND)
  2002 8       $10.33     $0.02      $0.07             --**          --        $10.42
  2001 9        11.09      0.07      (0.76)        $(0.07)           --         10.33
  2000 9        12.31      0.06      (1.20)         (0.06)       $(0.02)        11.09
  1999 9        10.90      0.10       2.06          (0.10)        (0.65)        12.31
  1998 9         8.43      0.06       3.07          (0.07)        (0.59)        10.90
  1997 9         7.43      0.09       2.12          (0.10)        (1.11)         8.43

--------------------------------------------------------------------------------------------
PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND
--------------------------------------------------------------------------------------------

  PBHG CLASS
  2002 1        $4.95    $(0.08)    $(1.07)            --            --         $3.80
  2001 1,10     10.00     (0.12)     (4.93)            --            --          4.95

                                                                                             Ratio
                                                                                             of Net
                                                                              Ratio        Investment
                                                     Ratio        Ratio     of Expenses   Income (Loss)
                                                  of Expenses    of Net      to Average    to Average
                               Net                 to Average   Investment   Net Assets    Net Assets
                             Assets      Ratio      Net Assets    Income      (Excluding    (Excluding
                               End    of Expenses  (Including     (Loss)        Waivers     Waivers)    Portfolio
                  Total    of Period   to Average    Expense     to Average   and Expense  and Expense   Turnover
                 Return      (000)    Net Assets    Reduction)   Net Assets   Reduction)    Reduction)    Rate
-----------------------------------------------------------------------------------------------------------------

-----------------------
PBHG FOCUSED VALUE FUND
-----------------------

  PBHG CLASS
  2002 1        (6.18)%     $34,675      1.37%        1.36%       (0.24)%        1.37%      (0.25)%      433.98%
  2001 1        (3.59)%      58,724      1.34%        1.34%        0.37%         1.34%       0.37%       404.36%
  2000 1        89.17%       22,556      1.50%        1.50%       (0.10)%        1.55%      (0.15)%      853.36%
  1999 2         1.36%+       3,658      1.50%*       1.50%*       0.09%*        2.67%*     (1.08)%*     173.09%+

-------------------------
PBHG LARGE CAP VALUE FUND
-------------------------

  PBHG CLASS
  2002 1        (3.86)%    $524,236      1.14%        1.13%        0.24%         1.14%       0.24%       947.66%
  2001 1        20.42%      425,414      1.16%        1.16%        0.91%         1.16%       0.91%      1184.89%
  2000          14.25%       32,922      1.11%        1.11%        0.71%         1.11%       0.71%      1018.03%
  1999          20.29%       44,922      1.01%        1.01%        0.59%         1.01%       0.59%       568.20%
  1998          39.47%       76,476      1.17%        1.17%        0.98%         1.17%       0.98%       403.59%

-----------------------
PBHG MID-CAP VALUE FUND
-----------------------

  PBHG CLASS
  2002 1         9.00%     $464,987      1.32%        1.31%       (0.15)%        1.32%      (0.15)%      236.85%
  2001 1         9.43%      231,117      1.35%        1.35%        0.40%         1.35%       0.40%       248.10%
  2000 1        42.21%       60,690      1.44%        1.44%       (0.15)%        1.44%      (0.15)%      742.57%
  1999           8.35%       56,981      1.33%        1.33%        0.01%         1.33%       0.01%       732.73%
  1998 6        61.06%+      54,173      1.47%*       1.47%*      (0.17)%*       1.47%*     (0.17)%*     399.96%+

-------------------------
PBHG SMALL CAP VALUE FUND
-------------------------

  PBHG CLASS
  2002 1        11.74%     $290,007      1.48%        1.48%       (0.72)%        1.48%      (0.72)%      144.85%
  2001 1         2.99%      251,994      1.49%        1.49%       (0.09)%        1.49%      (0.09)%      177.69%
  2000 1        64.76%       92,634      1.50%        1.50%       (0.56)%        1.58%      (0.64)%      352.85%
  1999 1       (20.93)%      69,787      1.48%        1.48%       (0.71)%        1.48%      (0.71)%      273.87%
  1998 6        62.27%+     125,834      1.49%*       1.49%*      (0.52)%*       1.49%*     (0.52)%*     263.04%+

----------------------------
PBHG DISCIPLINED EQUITY FUND
----------------------------

(PREDECESSOR -- ANALYTIC ENHANCED EQUITY FUND)
  2002 8         0.89%+    $101,615      0.99%*       0.99%*        0.63%*       1.33%*      0.29%*       65.99%+
  2001 9        (6.22)%      95,031      0.99%        0.99%         0.64%        1.09%       0.54%       229.00%
  2000 9        (9.33)%     118,545      0.97%        0.97%         0.53%        0.97%       0.53%       270.00%
  1999 9        20.06%      145,185      0.99%        0.99%         1.08%        1.11%       0.96%       261.00%
  1998 9        37.82%       33,889      1.26%        1.26%         0.78%        2.25%      (0.21)%      297.00%
  1997 9        29.86%        7,331      1.00%        1.00%         1.17%        2.24%      (0.07)%      189.00%

--------------------------------------------
PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND
--------------------------------------------

  PBHG CLASS
  2002 1       (23.23)%     $35,646      2.30%        2.15%        (1.75)%       2.60%      (2.20)%      192.61%
  2001 1,10    (50.50)%+     49,909      2.15%*       2.15%*       (1.57)%*      2.15%*     (1.57)%*     314.47%+

                                                                       122 & 123

FINANCIAL HIGHLIGHTS (CONCLUDED)



            Net                             Realized and
           Asset        Net                  Unrealized   Distributions   Distributions
           Value    Investment                Gains or       from Net         from        Return
         Beginning    Income   Redemption     (Losses)      Investment       Capital        of       Reverse
         of Period    (Loss)      Fees     on Securities      Income          Gains       Capital   Stock Split
-----------------------------------------------------------------------------------------------------------------
--------------
PBHG REIT FUND
--------------
(PREDECESSOR -- HEITMAN REAL ESTATE PORTFOLIO -- INSTITUTIONAL CLASS)
  PBHG CLASS
  2002 11  $8.78      $0.09        --          $0.80        $(0.09)           --             --          --
  2001 9    9.56       0.47        --           0.46         (0.45)       $(1.21)        $(0.05) 12      --
  2000 9    8.04       0.36        --           1.60         (0.36)           --          (0.08) 12      --
  1999 9    8.62       0.43        --          (0.54)        (0.47)           --             --          --
  1998 9   10.49       0.32        --          (1.88)        (0.31)           --             --          --
  1997 9   10.96       0.40        --           1.82         (0.45)        (2.24)            --          --

---------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
---------------------------------

  PBHG CLASS
  2002 1  $12.08     $(0.13)       --          $1.42            --            --             --          --
  2001 1   19.34      (0.11)       --          (4.55)           --        $(2.60)            --          --
  2000 1   10.54      (0.13)       --          10.18            --         (1.25)            --          --
  1999 1   12.89      (0.11)       --          (1.78)           --         (0.46)            --          --
  1998      8.86      (0.11)       --           5.01            --         (0.87)            --          --

-------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
-------------------------------------

  PBHG CLASS
  2002 1  $19.70     $(0.21)       --         $(4.70)           --            --             --          --
  2001 1   85.02      (0.46)       --         (59.61)           --        $(5.25)            --          --
  2000 1   27.59      (0.54)       --          62.84            --         (4.87)            --          --
  1999 1   19.27      (0.19)       --           8.80            --         (0.29)            --          --
  1998     14.63      (0.23)       --           5.72            --         (0.85)            --          --

----------------------------------
PBHG IRA CAPITAL PRESERVATION FUND
----------------------------------

(PREDECESSOR -- IRA CAPITAL PRESERVATION PORTFOLIO)
  PBHG CLASS
  2002 13 $10.00      $0.20        --**           --        $(0.20)       $(0.04)            --       $0.04 15
  2001 7   10.00       0.61     $0.01             --         (0.62)           --             --          --
  2000 7   10.00       0.65      0.01             --         (0.66)           --             --          --
  1999 7, 1410.00      0.11        --             --         (0.11)           --             --          --

-----------------------
PBHG CASH RESERVES FUND
-----------------------

  PBHG CLASS
  2002     $1.00      $0.03        --             --        $(0.03)           --             --          --
  2001      1.00       0.06        --             --         (0.06)           --             --          --
  2000      1.00       0.05        --             --         (0.05)           --             --          --
  1999      1.00       0.05        --             --         (0.05)           --             --          --
  1998      1.00       0.05        --             --         (0.05)           --             --          --


 * Annualized
** Amount is less than $0.01 per share.
 + Total return and portfolio turnover have not been annualized.
 1 Per share calculations were performed using average shares for the period.
 2 The PBHG New Opportunities Fund and the PBHG Focused Value Fund commenced operations on February 12, 1999.
 3 On December 14, 2001, the PBHG Clipper Focus Fund acquired the assets of the
   Clipper Focus Portfolio. The operations of the PBHG Clipper Focus Fund prior to the acquisition were those of the predecessor fund, the Clipper Focus Portfolio. The Clipper Focus Portfolio was a series of the UAM Funds Trust.
 4 For the year or period ended April 30.
 5 The PBHG Clipper Focus Fund commenced operations on September 10, 1998.
 6 The PBHG Mid-Cap Value Fund and the PBHG Small Cap Value Fund commenced operations on April 30, 1997.
 7 For the year or period ended October 31.
 8 On January 11, 2002, the PBHG Disciplined Equity Fund acquired the assets of the Analytic Enhanced Equity Fund. The operations of the PBHG Disciplined Equity Fund prior to the acquisition were those of the predecessor fund, the Analytic Enhanced Equity Fund. The Enhanced Equity Fund was a series of the UAM Funds, Inc. II.
 9 For the year ended December 31.
10 The PBHG Global Technology & Communications Fund commenced operations on May
   31, 2000.

                                                                                  Ratio         Ratio of
                                                      Ratio of      Ratio      of Expenses   Net Investment
                                                      Expenses      of Net     to Average     Income (Loss)
              Net                Net                  to Average   Investment   Net Assets      to Average
             Asset             Assets       Ratio     Net Assets    Income     (Excluding      Net Assets
             Value               End     of Expenses  (Including    (Loss)       Waivers   (Excluding Waivers    Portfolio
              End      Total  of Period   to Average    Expense   to Average   and Expense     and Expense        Turnover
           of Period  Return    (000)    Net Assets    Reduction)  Net Assets   Reduction)      Reduction)         Rate
----------------------------------------------------------------------------------------------------------------------------
--------------
PBHG REIT FUND
--------------
(PREDECESSOR -- HEITMAN REAL ESTATE PORTFOLIO -- INSTITUTIONAL CLASS)
  PBHG CLASS
  2002 11    $9.58    10.11%+  $76,679       1.36%*       1.36%*      4.20%*       1.47%*           4.09%*         25.08%+
  2001 9      8.78    10.41%    61,378       1.14%        1.14%       4.57%        1.14%            4.57%         139.00%
  2000 9      9.56    24.90%    75,013       1.36%        1.36%       4.14%        1.36%            4.14%          76.00%
  1999 9      8.04    (1.16)%   65,767       1.25%        1.25%       5.12%        1.25%            5.12%          49.00%
  1998 9      8.62   (15.12)%   79,717       1.22%        1.22%       3.14%        1.22%            3.14%          80.00%
  1997 9     10.49    21.12%   134,746       1.09%        1.09%       3.57%        1.09%            3.57%          90.00%

---------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
---------------------------------

  PBHG CLASS
  2002 1    $13.37    10.68%   $86,243       1.50%        1.49%      (0.96)%       1.50%           (0.97)%        118.88%
  2001 1     12.08   (27.04)%   76,331       1.50%        1.50%      (0.63)%       1.50%           (0.63)%        143.04%
  2000 1     19.34    99.74%    75,225       1.50%        1.50%      (0.93)%       1.55%           (0.98)%        240.55%
  1999 1     10.54   (14.52)%   48,029       1.50%        1.50%      (0.97)%       1.54%           (1.01)%        140.89%
  1998       12.89    56.54%   111,983       1.45%        1.45%      (0.92)%       1.45%           (0.92)%        215.46%

-------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
-------------------------------------

  PBHG CLASS
  2002 1    $14.79   (24.92)% $581,091       1.39%        1.38%      (1.17)%       1.39%           (1.19)%        185.33%
  2001 1     19.70   (74.20)  %920,965       1.25%        1.25%      (0.81)%       1.25%           (0.81)%        291.41%
  2000 1     85.02   233.99% 3,843,946       1.19%        1.19%      (0.96)%       1.19%           (0.96)%        362.38%
  1999 1     27.59    45.33%   536,405       1.34%        1.34%      (0.96)%       1.34%           (0.96)%       276.07%
  1998       19.27    38.29%   495,697       1.30%        1.30%      (0.91)%       1.30%           (0.91)%        259.89%

----------------------------------
PBHG IRA CAPITAL PRESERVATION FUND
----------------------------------

(PREDECESSOR -- IRA CAPITAL PRESERVATION PORTFOLIO)
  PBHG CLASS
  2002 13   $10.00     1.98%+ $518,004       1.00%*       1.00%*      4.67%*       1.32%*           4.35%*        116.91%+
  2001 7     10.00     6.34%    71,298       1.00%        1.00%       5.97%        1.62%            5.35%         196.00%
  2000 7     10.00     6.80%    24,065       1.03%        1.03%       6.53%        1.84%            5.69%          72.00%
  1999 7,    10.00     1.12%+      867       1.00%*       1.00%*      6.67%*      46.23%*         (38.56)%*       137.00%+

-----------------------
PBHG CASH RESERVES FUND
-----------------------

  PBHG CLASS
  2002       $1.00     2.55%  $107,513       0.59%        0.58%       2.92%        0.59%            2.91%           n/a
  2001        1.00     5.98%   525,463       0.52%        0.52%       5.78%        0.52%            5.78%           n/a
  2000        1.00     4.81%   579,458       0.69%        0.69%       4.78%        0.69%            4.78%           n/a
  1999        1.00     4.84%   144,239       0.70%        0.70%       4.72%        0.70%            4.72%           n/a
  1998        1.00     5.13%   117,574       0.68%        0.68%       5.00%        0.68%            5.00%           n/a


11 On December 14, 2001, the PBHG REIT Fund acquired the assets of the Heitman
   Real Estate Portfolio. The operations of the PBHG REIT Fund prior to the acquisition were those of the predecessor fund, the Heitman Real Estate Portfolio. The Heitman Real Estate Portfolio was a series of UAM Funds Trust.
12 Historically, the PBHG REIT Fund has distributed to its shareholders amounts approximating dividends received from the REITs. A portion of such distributions may include a return of capital.
13 On January 11, 2002, the PBHG IRA Capital Preservation Fund acquired the assets of the IRA Capital Preservation Portfolio. The operations of the PBHG IRA Capital Preservation Fund prior to the acquisition were those of the predecessor fund, the IRA Capital Preservation Portfolio. The IRA Capital Preservation Portfolio was a series of the UAM Funds Trust.
14 The PBHG IRA Capital Preservation Fund commenced operations on August 31,
   1999.
15 In order to comply with requirements of the Internal Revenue Code applicable to regulated investment companies, the Fund is required to distribute accumulated net realized gains, if any, on an annual basis. When such distributions are made, the immediate impact is a corresponding reduction in net asset value per share. Given the objective of the Fund to maintain a stable net asset value of $10 per share the Fund intends to declare a reverse stock split immediately subsequent to any such distributions at a rate that will cause the total number of shares held by each shareholder including shares acquired on reinvestment of that distribution to remain the same as before the distribution was paid and in effect reinstate a net asset value of $10 per share.

   Amounts designated as "--" are either $0 or have been rounded to $0.

FOR MORE INFORMATION

PBHG FUNDS

For investors who want more information about the Funds, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Provides more information about the Funds and is incorporated into this Prospectus by reference.

ANNUAL/SEMI-ANNUAL REPORTS
Provides financial and performance information about the Funds and their investments and a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the last fiscal year or half-year.

TO OBTAIN INFORMATION AND
FOR SHAREHOLDER INQUIRIES

BY TELEPHONE
Call 1-800-433-0051

BY MAIL
PBHG Funds
P.O. Box 219534
Kansas City, MO 64121-9534

VIA THE INTERNET
www.pbhgfunds.com

You can find reports and other information about PBHG Funds on the EDGAR database on the SEC's Internet site at http://www.sec.gov, or by visiting the SEC's Public Reference Room in Washington, D.C. (1-202-942-8090). Copies of this information may be obtained, for a duplicating fee, by sending your written request to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at publicinfo@sec.gov.

INVESTMENT ADVISER
Pilgrim Baxter & Associates, Ltd.

DISTRIBUTOR
PBHG Fund Distributors

SEC FILE NUMBER 811-04391

PBHG Prospectus -- 1/03


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PBHG FUNDS
PRIVACY POLICY

PROTECTING YOUR
PERSONAL INFORMATION

The PBHG Funds has adopted a privacy policy to protect the nonpublic personal information that you provide to us. In order to establish and service your account, we collect personal information about you from information we receive on your application, such as your name and address. We also retain information regarding your transactions with us and our affiliates, such as account balances and exchanges.

Occasionally, we may disclose this information to companies that perform services for the Funds, such as other financial institutions with whom we have joint marketing agreements, or to the Funds' proxy solicitors. These companies may only use this information in connection with the services they provide to the Fund, and not for any other purpose. We may also disclose this information to the extent permitted or required by law, such as to our service providers to process your transactions or to maintain your account, or as a result of a court order. We otherwise will not disclose any nonpublic personal information about our customers or former customers to any other party for any other purpose without first providing notification to our customers or former customers. You would then be given an opportunity to "opt out" if you did not want information to be released.

We utilize a number of measures to protect your confidential information. Only our employees and those of our service providers who need nonpublic personal information in order to provide services to you have access to that data. All other persons are restricted from accessing that information. Furthermore, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. We respect and value the trust you have placed in us and work diligently to preserve that relationship.


                     THIS PAGE IS NOT PART OF THE PROSPECTUS


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                    PBHG TECHNOLOGY & COMMUNICATIONS FUND
                              a series of shares of
                                   PBHG FUNDS
                                 P.O. Box 219534
                        Kansas City, Missouri 64121-9534
                            Toll Free: (800) 433-0051

                       STATEMENT OF ADDITIONAL INFORMATION
                 TO THE COMBINED PROXY STATEMENT AND PROSPECTUS

                       Special Meeting of Shareholders of
                  PBHG Global Technology & Communications Fund

         This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Proxy Statement and Prospectus dated January 10, 2003 of PBHG Funds (the "Trust") for use in connection with the Special Meeting of Shareholders (the "Special Meeting") of PBHG Global Technology & Communications Fund, to be held on March 6, 2003. At the Special Meeting, shareholders of PBHG Global Technology & Communications Fund will be asked to approve the combination of PBHG Global Technology & Communications Fund with PBHG Technology & Communications Fund, an investment portfolio of the Trust, as described in the Combined Proxy Statement and Prospectus. Copies of the Combined Proxy Statement and Prospectus may be obtained at no charge by writing the Trust at the address shown above or by calling 1-800-433-0051.

         Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statement and Prospectus.

         A Statement of Additional Information to the prospectus for the Trust dated July 29, 2002, as supplemented through January 7, 2003, has been filed with the Securities and Exchange Commission and is attached hereto as Appendix I which is incorporated herein by this reference.

         The date of this Statement of Additional Information to the Combined Proxy Statement and Prospectus is January 10, 2003.

                                TABLE OF CONTENTS

THE TRUST......................................................................2
DESCRIPTION OF PERMITTED INVESTMENTS...........................................2
TRUSTEES AND OFFICERS OF THE TRUST.............................................2
ADVISORY AND MANAGEMENT - RELATED SERVICES AGREEMENTS AND
  PLANS OF DISTRIBUTION........................................................2
PORTFOLIO TRANSACTIONS.........................................................2
DESCRIPTION OF SHARES..........................................................2
DETERMINATION OF NET ASSET VALUE...............................................2
TAXES..........................................................................2
PERFORMANCE ADVERTISING........................................................3
FINANCIAL INFORMATION..........................................................3

Appendix I      PBHG Funds Statement of Additional Information dated July 29,
                2002, as supplemented through January 7, 2003
Appendix II     PBHG Funds Annual Report to Shareholders dated March 31, 2002
Appendix III    PBHG Funds Semi-Annual Report to Shareholders dated
                September 30, 2002


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THE TRUST

This Statement of Additional Information relates to PBHG Funds, a Delaware business trust (the "Trust"), and PBHG Technology & Communications Fund, an investment portfolio of the Trust (the "Fund"). The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is a separate series of shares of beneficial interest of the Trust. For further information concerning the history of the Trust see the heading "The Trust" in the Statement of Additional Information attached hereto as Appendix I.

DESCRIPTION OF PERMITTED INVESTMENTS

For a discussion of the fundamental and nonfundamental investment policies of the Fund adopted by the Trust's Board of Trustees, see heading "Description of Permitted Investments" and "Investment Limitations" in the Trust's Statement of Additional Information attached hereto as Appendix I.

TRUSTEES AND OFFICERS OF THE TRUST

For a disclosure of the names and a brief occupational biography of each of the Trust's trustees and officers, identifying those who are interested persons of the Trust as well as stating their aggregate renumeration, see heading "Trustees and Officers of the Trust" in the Trust's Statement of Additional Information attached hereto as Appendix I.

ADVISORY AND MANAGEMENT - RELATED SERVICES AGREEMENTS AND PLANS OF DISTRIBUTION

For a discussion of the Trust's advisory and management-related services agreements and plans of distribution, see headings "The Adviser," "The Sub-Advisers," "The Distributor," "The Administrator and Sub-Administrator" and "Other Service Providers" in the Trust's Statement of Additional Information attached hereto as Appendix I.

PORTFOLIO TRANSACTIONS

For a discussion of the Trust's brokerage policy, see heading "Portfolio Transactions" in the Trust's Statement of Additional Information attached hereto as Appendix I.

DESCRIPTION OF SHARES

For a discussion of the Trust's authorized securities and the characteristics of the Trust's shares of beneficial interest, and for a description of the purchase and redemption procedures for the Trust's shares, see headings "Description of Shares" and "Purchases and Redemptions of Shares" in the Trust's Statement of Additional Information attached hereto as Appendix I.

DETERMINATION OF NET ASSET VALUE

For a discussion of the Trust's valuation and pricing procedures see heading "Determination of Net Asset Value" in the Trust's Statement of Additional Information attached hereto as Appendix I.

TAXES

For a discussion of tax information relating to ownership of the Trust's shares, see heading "Taxes" in the Trust's Statement of Additional Information attached hereto as Appendix I.

PERFORMANCE ADVERTISING

For a description and quotation of certain performance data used by the Trust, see heading "Performance Advertising" in the Trust's Statement of Additional Information attached hereto as Appendix I.

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FINANCIAL INFORMATION

Audited financial statements for the Fund and for PBHG Global Technology & Communications Fund for their most recent fiscal year, and the report thereon by PricewaterhouseCoopers LLP, independent auditors, are set forth in the Annual Report to Shareholders listed below, which is attached hereto as Appendix II and incorporated by reference herein. Unaudited financial statements for the semi-annual period indicated are set forth in the Semi-Annual Report to Shareholders listed below, which is attached hereto as Appendix III and incorporated by reference herein.

         Annual Report dated March 31, 2002
         Semi-Annual Report dated September 30, 2002


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                                                              APPENDIX I

                       STATEMENT OF ADDITIONAL INFORMATION
                               DATED JULY 29, 2002
                        (AS SUPPLEMENTED JANUARY 7, 2003)


                                     TRUST:
                                   PBHG FUNDS

                                     FUNDS:



      PBHG GROWTH FUND                       PBHG FOCUSED VALUE FUND
  PBHG EMERGING GROWTH FUND                  PBHG CASH RESERVES FUND
 PBHG NEW OPPORTUNITIES FUND         PBHG TECHNOLOGY & COMMUNICATIONS FUND
 PBHG LARGE CAP GROWTH FUND             PBHG STRATEGIC SMALL COMPANY FUND
   PBHG SELECT EQUITY FUND         PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND
    PBHG CORE GROWTH FUND                    PBHG CLIPPER FOCUS FUND
      PBHG LIMITED FUND                 PBHG IRA CAPITAL PRESERVATION FUND
   PBHG LARGE CAP 20 FUND
  PBHG LARGE CAP VALUE FUND                PBHG DISCIPLINED EQUITY FUND
   PBHG MID-CAP VALUE FUND                        PBHG REIT FUND
  PBHG SMALL CAP VALUE FUND


              INVESTMENT ADVISER: PILGRIM BAXTER & ASSOCIATES, LTD.

This Statement of Additional Information is not a prospectus. It is intended to provide additional information regarding the activities and operations of PBHG Funds (the "Trust" or "Registrant") and the Funds named above. It should be read in conjunction with the current Prospectuses for the Funds. The Prospectuses dated July 29, 2002 may be obtained without charge by calling 1-800-433-0051.

The Annual Report, except for page 1, is incorporated herein by reference for each Fund. The Annual Report may be obtained without charge by calling 1-800-433-0051.

--------------------------------------------------------------------------------
                                Table of Contents
--------------------------------------------------------------------------------
THE TRUST                                                                      2
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DESCRIPTION OF PERMITTED INVESTMENTS                                           4
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INVESTMENT LIMITATIONS                                                        29
--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS OF THE TRUST                                            34
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5% AND 25% SHAREHOLDERS                                                       39
--------------------------------------------------------------------------------
THE ADVISER                                                                   46
--------------------------------------------------------------------------------
THE SUB-ADVISERS                                                              50
--------------------------------------------------------------------------------
THE DISTRIBUTOR                                                               60
--------------------------------------------------------------------------------
THE ADMINISTRATOR AND SUB-ADMINISTRATOR                                       61
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OTHER SERVICE PROVIDERS                                                       63
--------------------------------------------------------------------------------
PORTFOLIO TRANSACTIONS                                                        63
--------------------------------------------------------------------------------
DESCRIPTION OF SHARES                                                         67
--------------------------------------------------------------------------------
PURCHASES AND REDEMPTIONS OF SHARES                                           68
--------------------------------------------------------------------------------
DETERMINATION OF NET ASSET VALUE                                              76
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TAXES                                                                         77
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PERFORMANCE ADVERTISING                                                       83
--------------------------------------------------------------------------------
COMPUTATION OF YIELD                                                          83
--------------------------------------------------------------------------------
CALCULATION OF TOTAL RETURN                                                   84
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS                                                          92
--------------------------------------------------------------------------------
CREDIT RATINGS                                                                95
--------------------------------------------------------------------------------

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                                    THE TRUST

The Trust is an open-end management investment company which was originally incorporated in Delaware on August 2, 1985 under the name PBHG Growth Fund, Inc. and commenced business shortly thereafter as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). On July 21, 1992, shareholders of the Trust approved an Agreement and Articles of Merger pursuant to which the Fund was reorganized and merged into a new Maryland corporation, also named PBHG Growth Fund, Inc. On September 8, 1993, the shareholders of the Trust voted to change the name of the Trust to The Advisors' Inner Circle Fund II, Inc. On May 2, 1994, the shareholders voted to change the Trust's name to The PBHG Funds, Inc. On July 16, 2001, The PBHG Funds, Inc. was reorganized as a Delaware business trust and the Trust's name changed to PBHG Funds.


Effective with the close of business on December 14, 2001, PBHG Clipper Focus Fund acquired the assets of Clipper Focus Portfolio of UAM Funds Trust, and PBHG REIT Fund acquired the assets of Heitman Real Estate Portfolio of UAM Funds Trust. Effective with the close of business on January 11, 2002, PBHG Disciplined Equity Fund acquired the assets of Analytic Enhanced Equity Fund of UAM Funds II, Inc. and PBHG IRA Capital Preservation Fund acquired the assets of IRA Capital Preservation Portfolio of UAM Funds Trust. In addition, for the period July 27, 1998 to April 7, 1999, the Institutional Class shares of the Analytic Enhanced Equity Fund were known as the Class A Shares of the PBHG Advisor Enhanced Equity Fund, a series of the PBHG Advisor Funds, Inc. Pilgrim Baxter managed and Analytic Investors sub-advised the PBHG Advisor Enhanced Equity Fund. On April 7, 1999, the PBHG Advisor Funds, Inc. changed its name to UAM Funds, II and the Class A shares of the PBHG Advisor Enhanced Equity Fund were renamed the Institutional Class shares of the Analytic Enhanced Equity Fund. From July 1, 1993 (commencement of operations) to July 27, 1998, the Class A shares of the PBHG Advisor Enhanced Equity Fund were known as the Analytic Enhanced Equity Portfolio, a series of the Analytic Series Fund, Inc. The Analytic Enhanced Equity Portfolio was managed by Analytic Investors, the Fund's sub-adviser. On July 27, 1998, the Class A Shares of the PBHG Advisor Enhanced Equity Fund acquired the assets and assumed the liabilities of the Analytic Enhanced Equity Portfolio.


This Statement of Additional Information relates to all Funds of the Trust. Shareholders may purchase shares through two separate classes, PBHG Class and Advisor Class (formerly the Trust Class) shares, which have different distribution costs, voting rights and dividends. Except for these differences, each PBHG Class share and each Advisor Class share of each Fund represents an equal proportionate interest in that Fund. See "Description of Shares." This Statement of Additional Information relates to both classes of shares of the Trust. No investment in shares of a Fund should be made without first reading the Fund's Prospectus. Capitalized terms not defined in this Statement of Additional Information are defined in each Prospectus offering shares of the Funds.

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Pilgrim Baxter & Associates, Ltd. ("Adviser") serves as the investment adviser to each Fund. The table below sets forth the sub-advisers and the Funds that they sub-advise.


------------------------------------------------------------------------------------------------------------
                          SUB-ADVISER                                        FUNDS
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
Wellington Management Company, LLP                               Cash Reserves Fund
("Wellington Management")
------------------------------------------------------------------------------------------------------------
Pacific Financial Research, Inc. ("PFR")                         Clipper Focus Fund
------------------------------------------------------------------------------------------------------------
Analytic Investors, Inc. ("Analytic")                            Disciplined Equity Fund
------------------------------------------------------------------------------------------------------------
Dwight Asset Management Company ("Dwight")                       IRA Capital Preservation Fund
------------------------------------------------------------------------------------------------------------
Heitman Real Estate Securities LLC (formerly named               REIT Fund
Heitman/PRA Securities Advisors LLC) ("Heitman")
------------------------------------------------------------------------------------------------------------


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                      DESCRIPTION OF PERMITTED INVESTMENTS

EQUITY SECURITIES

COMMON STOCKS. Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the Board.

PREFERRED STOCKS. Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

GENERAL RISKS OF INVESTING IN STOCKS. While investing in stocks allows shareholders to participate in the benefits of owning a company, such shareholders must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

o Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

o Factors affecting an entire industry, such as increases in production costs; and

o Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

DERIVATIVES

Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. A Fund may use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. A Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. To the extent that derivatives involve

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leveraging a Fund's assets, the Fund will segregate assets with its custodian to cover the leveraged position, consistent with the rules and interpretations of the Securities and Exchange Commission ("SEC") and its staff.

FUTURES CONTRACTS

A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are designated by boards of trade which have been designated "contracts markets" by the Commodities Futures Trading Commission ("CFTC").

No purchase price is paid or received when the contract is entered into. Instead, a Fund upon entering into a futures contract (and to maintain that Fund's open positions in futures contracts) would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, or other assets, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. These subsequent payments called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." A Fund expects to earn interest income on its initial and variation margin deposits.

A Fund will incur brokerage fees when it purchases and sells futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions that may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, a Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous to that Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

SECURITIES INDEX FUTURES CONTRACTS. Purchases or sales of securities index futures contracts may be used in an attempt to protect each of the Fund's current or intended investments from broad fluctuations in securities prices. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate "short" position in index futures, a Fund may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, a Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS. A Fund will not purchase or sell futures contracts unless either (i) the futures contracts are purchased for "bona fide hedging" purposes (as that term is defined under the CFTC regulations) or (ii) if purchased for other than "bona fide hedging" purposes, the sum of the amounts of initial margin deposits on a Fund's existing futures contracts and premiums required to establish non-hedging positions would not exceed 5% of the liquidation value of that Fund's total assets. In instances involving the purchase of futures contracts by a Fund, an amount of cash or other liquid assets, equal to the cost of such futures contracts (less any related margin deposits), will be deposited in a segregated account with its custodian, thereby insuring that the use of such futures contracts is unleveraged. In instances involving the sale of futures contracts by a Fund, the securities underlying such futures contracts or options will at all times be maintained by that Fund or, in the case of index futures contracts, the Fund will own securities the price changes of which are, in the opinion of its Adviser or Sub-Adviser expected to replicate substantially the movement of the index upon which the futures contract is based.

For information concerning the risks associated with utilizing futures contracts, please see "Risks of Transactions in Futures Contracts Options" below.

OPTIONS

Options are contracts that give one of the parties to the contract the right to buy or sell the security that is subject to the option at a stated price during the option period, and obligates the other party to the contract to buy or sell such security at the stated price during the option period. The types of options transactions that each Fund may utilize are discussed below.

WRITING CALL OPTIONS. A call option is a contract which gives the purchaser of the option (in return for a premium paid) the right to buy, and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period. A call option on a security is covered, for example, when the writer of the call option owns the security on which the option is written (or on a security convertible into such a security without additional consideration) throughout the option period.

A Fund will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, a Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, a Fund will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part. Unlike the situation in which a Fund owns securities not subject to a call option, a Fund, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

A Fund may terminate its obligation under an option it has written by buying an identical option. Such a transaction is called a "closing purchase transaction." A Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or part by unrealized appreciation of the underlying security owned by the Fund. When an underlying security is sold from a Fund's securities portfolio, that Fund will effect a closing purchase transaction so as to close out any existing covered call option on that underlying security.

WRITING PUT OPTIONS. The writer of a put option becomes obligated to purchase the underlying security at a specified price during the option period if the buyer elects to exercise the option before its expiration date. A Fund when it writes a put option will be required to "cover" it, for example, by depositing and maintaining in a segregated account with its custodian cash, or other liquid obligations having a value equal to or greater than the exercise price of the option.

A Fund may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by such Fund, offset by the option premium, is less than the current price). The risk of either strategy is that the price of the underlying security may decline by an amount greater than the premium received. The premium which a Fund receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to that market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

A Fund may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.

PURCHASING PUT AND CALL OPTIONS. A Fund may purchase put options on securities to protect its holdings against a substantial decline in market value. The purchase of put options on securities will enable a Fund to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, a Fund will continue to receive interest or dividend income on the security. A Fund may also purchase call options on securities to protect against substantial increases in prices of securities that the Fund intend to purchase pending its ability to invest in an orderly manner in those securities. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction cost paid on the put or call option which was bought.

SECURITIES INDEX OPTIONS. A Fund may write covered put and call options and purchase call and put options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Fund's securities or securities it intends to purchase. A Fund will only write "covered" options. A call option on a securities index is considered covered, for example, if, so long as the Fund is obligated as the writer of the call, it holds securities the price changes of which are, in the opinion of the Adviser or Sub-Adviser, expected to replicate substantially the movement of the index or indexes upon which the options written by the Fund are based. A put on a securities index written by a Fund will be considered covered if, so long as it is obligated as the writer of the put, the Fund segregates with its custodian cash or other liquid obligations having a value equal to or greater than the exercise price of the option. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by (ii) a fixed "index multiplier." A securities index fluctuates with changes in the market value of the securities so included. For example, some securities index options are based on a broad market index such as the S&P 500 or the NYSE Composite Index, or a narrower market index such as the S&P 100.

Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

OPTIONS ON FUTURES. An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. A Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. A Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its Fund securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, a Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Funds.

A Fund will "cover" any options it writes on futures contracts by, for example, segregating cash or liquid securities with the Fund's custodian and marking to market daily an amount sufficient to cover the futures contract.

COMBINED POSITIONS. A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

OVER-THE-COUNTER OPTIONS. A Fund may enter into contracts to write over-the-counter options with primary dealers. The Funds have established standards of creditworthiness for these primary dealers, although the Fund may still be subject to the risk that firms participating in these transactions will fail to meet their obligations.

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As with written exchange-traded options, a Fund must segregate liquid assets to cover its exposure under written over-the-counter options, and the segregated assets must be marked to market daily. A Fund must treat its entire exposure under a contract as illiquid unless the contract provides that the Fund has the absolute right to repurchase the written option at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Fund for writing the option, plus the amount, if any, that the option is "in-the-money" (i.e., the amount by which the price of the option exceeds the exercise price). The formula will similarly take into account whether the option is "out-of-the-money." If a contract gives the Fund an absolute right to repurchase the written option at a pre-established formula price, the Fund would treat as illiquid only securities equal in amount to the formula price less the amount by which the option is "in-the-money."

For information concerning the risks associated with utilizing options and futures contracts, please see "Risks of Transactions in Futures Contracts and Options" below.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND OPTIONS

FUTURES. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out.

Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market trends or interest rate trends. There are several risks in connection with the use by a Fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments that are the subject of the hedge. The Adviser or Sub-Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation

                                                                               9

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with movements in the prices of the Fund's underlying instruments sought to be hedged.

Successful use of futures contracts by a Fund for hedging purposes is also subject to the Fund's ability to correctly predict movements in the direction of the market. It is possible that, when a Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in that Fund's portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments.

Positions in futures contracts may be closed out only on an exchange or a board of trade, which provides the market for such futures. Although a Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there is no guarantee that such will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

However, in the event futures positions are used to hedge portfolio securities, the securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts. Further, the counterparty to a futures contract could default.

OPTIONS. A closing purchase transaction for exchange-traded options may be made only on a national securities exchange. There is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, such as over-the-counter options, no secondary market on an exchange may exist. If a Fund is unable to effect a closing purchase transaction, that Fund will not sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise.

Options traded in the over-the-counter market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over-the-counter. The Fund will engage in such transactions only with firms of sufficient credit so as to minimize these risks. Such options and the securities used as "cover" for such options may be considered illiquid securities.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the composition of the securities indexes on which options are written. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by a Fund in purchasing an option will be lost if the changes (increase in the case of a call, decrease in the case of a put) in the level of the index do not exceed the cost of the option.

An exchange may establish limitations governing the maximum number of calls and puts in each class (whether or not covered) which may be written by a single investor or group of investors acting in concert (regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). It is possible that the Fund and clients advised by the Adviser or the applicable Sub-Adviser may constitute such a group. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions. These position limits may limit the number of options that a Fund can write on a particular security.

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SWAPS, CAPS, COLLARS AND FLOORS

SWAP AGREEMENTS

A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify a Fund's gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

EQUITY SWAPS. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.

INTEREST RATE SWAPS. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

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Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, a Fund may have to pay more money than it receives. Similarly, if s Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, a Fund may receive less money than it has agreed to pay.

CURRENCY SWAPS. A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

CAPS, COLLARS AND FLOORS

Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

INVESTMENT COMPANY SHARES

The Funds may invest in shares of other investment companies (such as Standard & Poor's Depository Receipts - "SPDRs"). Since such mutual funds pay management fees and other expenses, shareholders of the Funds would indirectly pay both Fund expenses and the expenses of underlying funds with respect to Fund assets invested therein. Applicable regulations prohibit a Fund from acquiring the securities of other investment companies that are not "part of the same group of investment companies" if, as a result of such acquisition; (i) the Fund owns more than 3% of the total voting stock of the company; (ii) more than 5% of the Fund's total assets are invested in securities of any one investment company; or
(iii) more than 10% of the total assets of the Fund are invested in securities (other than treasury stock) issued by all investment companies.


ILLIQUID INVESTMENTS

Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven (7) days at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Adviser or Sub-Advisers determine the liquidity of the Trust's investments and, through reports from the Adviser or Sub-Advisers, the Board monitors investments in illiquid instruments. In determining the liquidity of a Fund's investments, the Adviser or Sub-Advisers may consider various factors including: (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) the nature of the security (including any demand or tender features); and (v) the nature of the market place for trades (including the ability to assign or offset a Fund's rights and obligations relating to the investment). Investments currently considered by a Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage backed securities. Also, the Adviser or Sub-Advisers may determine some government-stripped fixed-rate mortgage backed securities, loans and other direct debt instruments, and swap agreements to be illiquid. However, with respect to over-the-counter options a Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement a Fund may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees. If, through a change in values, net assets or other circumstances, a Fund was in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

RESTRICTED SECURITIES

Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "1933 Act"), or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. Moreover, investing in Rule 144A securities (i.e., securities that qualify for resale under Rule 144A under the Securities Act of 1933) would have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Also, restricted securities may be difficult to value because market quotations may not be readily available. Each Fund other than Cash Reserves limits the amount of total assets it invests in restricted securities to 15%. The Cash Reserves Fund limits the amount of total assets it invests in restricted securities to 10%.


FOREIGN CURRENCY TRANSACTIONS

A Fund may hold foreign currency deposits from time to time, and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

A Fund may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Funds.

In connection with purchases and sales of securities denominated in foreign currencies, a Fund may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Adviser or the applicable Sub-Advisers may enter into settlement hedges in the normal course of managing the Fund's foreign investments. A Fund may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Adviser or the applicable Sub-Adviser.

A Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Fund

                                                                              13

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owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell Deutschemark or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Under certain conditions, guidelines of the SEC require mutual funds to set aside appropriate liquid assets in a segregated account to cover currency forward contracts. As required by SEC guidelines, each Fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. A Fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

Successful use of forward currency contracts will depend on the skill of the Adviser or the applicable Sub-Adviser in analyzing and predicting currency values. Forward contracts may substantially change a Fund's investment exposure to changes in currency exchange rates, and could result in losses to a Fund if currencies do not perform as the Adviser or the applicable Sub-Adviser anticipates. For example, if a currency's value rose at a time when the Adviser or Sub-Adviser had hedged a Fund by selling that currency in exchange for dollars, a Fund would be unable to participate in the currency's appreciation. If the Adviser or a Sub-Adviser hedges a Fund's currency exposure through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Adviser or the applicable Sub-Adviser increases a Fund's exposure to a foreign currency and that currency's value declines, the Fund will realize a loss. There is no assurance that the use of forward currency contracts by the Adviser or the Sub-Advisers will be advantageous to a Fund or that it will hedge at an appropriate time.

AMERICAN DEPOSITARY RECEIPTS ("ADRS"), EUROPEAN DEPOSITARY
RECEIPTS ("EDRS") AND GLOBAL DEPOSITARY RECEIPTS ("GDRS")

ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. EDRs are receipts issued by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of the underlying foreign securities. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.

Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

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SHORT-TERM INVESTMENTS

To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

BANK OBLIGATIONS

The Fund will only invest in a security issued by a commercial bank if the bank:

o Has total assets of at least $1 billion, or the equivalent in other currencies; and

o Is either a U.S. bank and a member of the Federal Deposit Insurance Corporation; or

o Is a foreign branch of a U.S. bank and the adviser believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.


BANKERS' ACCEPTANCE

A bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

CERTIFICATE OF DEPOSIT

A negotiable interest bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit generally carry penalties for early withdrawal.

COMMERCIAL PAPER

The term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues typically vary from a few days to nine months.

DEMAND INSTRUMENTS

Certain instruments may involve a conditional or unconditional demand feature which permits the holder to demand payment of the principal amount of the instrument. Demand instruments may include variable amount master demand notes.

TIME DEPOSIT

A non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

U.S. GOVERNMENT AGENCY OBLIGATIONS

Certain Federal agencies such as the Government National Mortgage Association ("GNMA") have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. Securities issued by these agencies, while not direct obligations of the United States

                                                                              15

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Government, are either backed by the full faith and credit of the United States
(e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the Treasury. The securities issued by other agencies are supported only by the credit of the instrumentality (e.g., Tennessee Valley Authority securities).

Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the U.S. government whose stock is owned by the twelve Federal Home Loan Banks. Congress created FHLMC in 1970 to increase the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. Like FNMA, FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

U.S. GOVERNMENT SECURITIES

Bills, notes and bonds issued by the U.S. Government and backed by the full faith and credit of the United States.

U.S. TREASURY OBLIGATIONS

Bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS"). Under the STRIPS program, a Fund will be able to have its beneficial ownership of securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities. When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the securities that the Treasury sells itself. Other facilities are available to facilitate the transfer of ownership of non-Treasury securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on such securities through a book-entry record-keeping system.

CORPORATE BONDS

Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by shareholders, the corporation promises to pay shareholders interest, and repay the principal amount of the bond or note.

CONVERTIBLE SECURITIES

Securities such as rights, bonds, notes and preferred stocks which are convertible into or exchangeable for common stocks. Convertible securities have characteristics similar to both fixed income and equity securities. Because of

                                                                              16

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the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying common stock. As a result, a Fund's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

A synthetic convertible security is a combination investment in which a Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords a shareholder the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics and other factors. Because a Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with a Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss. The market price of the option component generally reflects these differences in maturities, and the Adviser and applicable sub-adviser take such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, a Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If a Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

REPURCHASE AGREEMENTS

Repurchase agreements are agreements by which a person (e.g., a Fund) obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Fund for purposes of its investment limitations. The repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement. With respect to all repurchase agreements entered into by a Fund, the Fund's custodians or their agents must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or

                                                                              17

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insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor of the seller and is required to return the underlying security to the seller's estate.

MORTGAGE-BACKED SECURITIES

Securities that include interests in pools of lower-rated debt securities, or consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers, and the creditworthiness of the parties involved. Some securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

RISKS OF MORTGAGE-BACKED SECURITIES

Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause shareholders to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, a Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)

CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While CMOs may be collateralized by whole mortgage loans, CMOs are more typically collateralized by mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams.

A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.
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STRIPPED MORTGAGE-BACKED SECURITIES

Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or PO class"). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

OTHER ASSET-BACKED SECURITIES

These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

A Fund may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

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RECEIPTS

Separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian bank holds the interest and principal payments for the benefit of the registered owners of the receipts. The custodian bank arranges for the issuance of the receipts evidencing ownership and maintains the register.

VARIABLE AND FLOATING RATE INSTRUMENTS

Certain of the obligations purchased by a Fund may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities.

WARRANTS

Instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

When-issued and delayed-delivery securities are securities subject to settlement on a future date. For fixed income securities, the interest rate realized on when-issued or delayed-delivery securities is fixed as of the purchase date and no interest accrues to a Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates and will have the effect of leveraging a Fund's assets. The Funds are permitted to invest in forward commitments or when-issued securities where such purchases are for investment and not for leveraging purposes. One or more segregated accounts will be established with the Custodian, and the Funds will maintain liquid assets in such accounts in an amount at least equal in value to each Fund's commitments to purchase when-issued securities. Only the Small Cap Value, Mid-Cap Value, Large Cap Value, Disciplined Equity, Special Equity, IRA Capital Preservation and REIT Funds are permitted to invest in these securities. These Funds use segregated accounts to offset leverage risk.

ZERO COUPON BONDS

These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its Fund securities to generate sufficient cash to satisfy certain income distribution requirements.

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SECURITIES LENDING

A Fund may lend a portion of its total assets to broker-dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. If a Fund lends its securities, it will follow the following guidelines:

o The borrower must provide collateral at least equal to the market value of the securities loaned;

o The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U. S. government;

o The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis);

o        The Fund must be able to terminate the loan at any time;

o The Fund must receive reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments); and

o        The Fund must determine that the borrower is an acceptable credit risk.

These risks are similar to the ones involved with repurchase agreements. When a Fund lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, a Fund could:

o Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

o        Experience delays in recovering its securities.

The Funds currently do not intend to engage in securities lending.

SHORT SALES

DESCRIPTION OF SHORT SALES. A security is sold short when a Fund sells a security it does not own. To sell a security short, a Fund must borrow the security from someone else to deliver it to the buyer. The Fund then replaces the borrowed security by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the Fund repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

A Fund typically sells securities short to:

o Take advantage of an anticipated decline in prices.

o Protect a profit in a security it already owns.

A Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, a Fund can profit if the price of the security declines between those dates.

To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. A Fund will incur transaction

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costs in effecting short sales. A Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out.

SHORT SALES AGAINST THE BOX. In addition, a Fund may engage in short sales "against the box." In a short sale against the box, a Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. A Fund will incur transaction costs to open, maintain and close short sales against the box.

RESTRICTIONS ON SHORT SALES.  A Fund will not short sell a security if:

o After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund's net assets;

o The market value of the securities of any single issuer that have been sold short by a Fund would exceed two percent (2%) of the value of a Fund's net assets; and

o Such securities would constitute more than two percent (2%) of any class of the issuer's securities.

Whenever a Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

FACTORS AFFECTING THE VALUE OF DEBT SECURITIES

The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

INTEREST RATES

The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

PREPAYMENT RISK

This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund. If left unattended, drifts in the average maturity of a Fund can have the unintended effect of increasing

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or reducing the effective duration of the Fund, which may adversely affect the expected performance of a Fund.

EXTENSION RISK

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause a Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

CREDIT RATING

Coupon interest is offered to shareholders of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate shareholders for taking on increased risk, issuers with lower credit ratings usually offer their shareholders a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

Changes in shareholder confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which effects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called "investment-grade" because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the adviser or sub-adviser may determine that it is of investment-grade. The adviser or sub-adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause a Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Funds currently use ratings compiled by Moody's Investor Services ("Moody's"), Standard and Poor's Ratings Services ("S&P"), and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Bond Ratings"

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contains further information concerning the ratings of certain rating agencies and their significance.

The adviser or sub-adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Fund buys it. A rating agency may change its credit ratings at any time. The adviser or sub-adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. A Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. A Fund may invest in securities of any rating.

SMALL AND MEDIUM CAPITALIZATION STOCKS

Investments in common stocks in general are subject to market risks that may cause their prices to fluctuate over time. Therefore, an investment in each Fund (other than the Cash Reserves and IRA Capital Preservation Funds) may be more suitable for long-term investors who can bear the risk of these fluctuations. The Emerging Growth Fund, Limited Fund, New Opportunities Fund, Small Cap Value Fund and Strategic Small Company Fund invest extensively in small capitalization companies. The Mid-Cap Value Fund invests extensively in medium capitalization companies. In certain cases, the Growth Fund, Core Growth Fund, Select Equity Fund, Focused Value Fund, Technology & Communications Fund, Global Technology & Communications Fund, Disciplined Equity Fund and REIT Fund invest in securities of issuers with small or medium market capitalizations. While the Adviser and certain sub-advisers intend to invest in small and medium capitalization companies that have strong balance sheets and favorable business prospects, any investment in small and medium capitalization companies involves greater risk and price volatility than that customarily associated with investments in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium capitalization companies are often traded in the over-the-counter market, and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid and subject to more abrupt or erratic market movements than securities of larger, more established companies.

OVER-THE-COUNTER MARKET

Each Fund (except the Cash Reserves and IRA Capital Preservation Funds) may invest in over-the-counter stocks. In contrast to the securities exchanges, the over-the-counter market is not a centralized facility that limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter common stock is less than the volume of trading in a listed stock. This means that the depth of market liquidity of some stocks in which each Fund invests may not be as great as that of other securities and, if the Funds were to dispose of such a stock, they might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

FOREIGN SECURITIES AND EMERGING MARKETS

Each of the Funds may invest in foreign securities. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions on the

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flow of international capital and currencies. Foreign issuers may also be subject to less government regulation than U.S. companies. Moreover, the dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Fund's shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

The Global Technology & Communications Fund's investments in emerging markets may be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. With respect to any emerging country, there may be greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of the Global Technology & Communications Fund's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in the courts of such countries. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

INVESTMENTS IN TECHNOLOGY COMPANIES

Each Fund (except the Cash Reserves and IRA Capital Preservation Funds) may invest in equity securities of technology companies. Such securities have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. The Technology & Communications Fund and Global Technology & Communications Fund are non-diversified, which means they will invest a higher percentage of their assets in a limited number of technology stocks. As a result, the price change of a single security, positive or negative, will have a greater impact on each Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund. In addition, the Technology & Communications Fund and Global Technology & Communications Fund are concentrated, which means they will invest 25% or more of their total assets in one or more of the industries within the technology and communications sectors. Many of these industries share common characteristics. Therefore, an event or issue affecting one such industry may have a significant impact on these other, related industries and, thus, may affect the value of the Technology & Communications Fund and Global Technology & Communications Fund's investments in technology companies. For example, the technology companies in which the Technology & Communications Fund and Global Technology & Communications Fund invest may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental law, regulation or adversely affected by governmental policies.

INITIAL PUBLIC OFFERINGS ("IPO")

A Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time. This may increase the turnover of a Fund and may lead to increased expenses for a Fund, such as commissions and transaction costs. By selling shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing

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prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

A Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

EUROPEAN ECONOMIC AND MONETARY UNION

Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, The Netherlands, Portugal and Spain are presently members of the European Economic and Monetary Union (the "EMU"). The EMU adopted the "euro" as a common currency on January 1, 1999 and subordinated the national currencies of each country until such time as the national currencies are phased out entirely. The euro could adversely affect the value of securities held by the Fund because as the euro is implemented as the common currency, there may be changes in the relative value of the U.S. dollar and other major currencies, as well as possible adverse tax consequences. In addition, the introduction of the euro may affect the fiscal and monetary levels of participating EMU countries and may also increase price competition among business firms within EMU countries and between businesses in EMU and non-EMU countries. These uncertainties raise the possibility of increased volatility in the financial markets of the affected countries.

WRAPPER AGREEMENTS

Wrapper Agreements are used in order to stabilize the NAV of the IRA Capital Preservation Fund. Each Wrapper Agreement obligates the Wrapper Provider to maintain the "Book Value" of a portion of the Fund's assets (Covered Assets) up to a specified maximum dollar amount, upon the occurrence of certain specified events Generally, the Book Value of the Covered Assets is their purchase price plus interest on the Covered Assets accreted at a rate specified in the Wrapper Agreement (Crediting Rate) minus withdrawls from Covered Assets and less an adjustment to reflect any defaulted securities. The Crediting Rate used in computing Book Value is calculated by a formula specified in the Wrapper Agreement and is adjusted periodically. In the case of Wrapper Agreements purchased by the Fund, the Crediting Rate used in computing Book Value is the actual yield of the Covered Assets, or an index-based approximation thereof plus or minus the amortization of unrealized gain or loss on the Covered Assets. As a result, while the Crediting Rate will generally reflect movements in the market rates of interest, it may at any time be more or less than these rates or the actual interest income earned on the Covered Assets. The Crediting Rate may also be impacted by defaulted securities and by increases and decreases of the amount of Covered Assets as a result of contributions and withdrawals tied to the purchase and redemption of shares. In no event will the Crediting Rate fall below zero percent under the Wrapper Agreements entered into by the Fund. Wrapper providers are generally banks, insurance companies and other financial institutions. The cost of wrapper agreements is typically 0.21% to 0.26% per dollar of Covered Assets per annum.

Generally, under the terms of a Wrapper Agreement, if the market value (plus accrued interest on the underlying securities) of the Covered Assets is less than their Book Value at the time the Covered Assets are liquidated in order to provide proceeds for withdrawals of Fund interests resulting from redemptions of shares by Individual Retirement Account owners, the Wrapper Provider becomes obligated to pay to the Fund the difference. Conversely, the Fund becomes obligated to make a payment to the Wrapper Provider if it is necessary for the Fund to liquidate Covered Assets at a price above their Book Value in order to make withdrawal payments. The terms of the Wrapper Agreements vary concerning when these payments must actually be made between the Fund and the Wrapper Provider. In some cases, payments may be due upon disposition of Covered Assets; other Wrapper Agreements provide for settlement of payments only upon termination of the Wrapper Agreement or total liquidation of the Covered Assets. (Withdrawals generally will arise when the Fund must pay shareholders who redeem shares.)

Because it is anticipated that each Wrapper Agreement will cover all Covered Assets up to a specified dollar amount, if more than one Wrapper Provider becomes obligated to pay to the Fund the difference between Book Value and market value (plus accrued interest on the underlying securities), each Wrapper Provider will be obligated to pay an amount as designated by their contract according to the withdrawal hierarchy specified by the Adviser or sub-adviser in the Wrapper Agreement. Thus, the Fund will not have the option of choosing which Wrapper Agreement to draw upon in any such payment situation.

The Fund expects that the use of Wrapper Agreements will under most circumstances permit it to maintain a constant NAV and to pay dividends that will generally reflect over time both the interest income of, and market gains and losses on, the covered assets held by the Fund less the expenses of the Fund. HOWEVER, THERE CAN BE NO GUARANTEE THAT THE FUND WILL MAINTAIN A CONSTANT NAV OR THAT ANY SHAREHOLDER WILL REALIZE THE SAME INVESTMENT RETURN AS MIGHT BE REALIZED BY INVESTING DIRECTLY IN THE FUND ASSETS OTHER THAN THE WRAPPER AGREEMENTS. For example, a default or a credit downgrade by the issuer of a portfolio security or a Wrapper Provider on its obligations might result in a decrease in the value of the Fund assets and, consequently, the shares. The Wrapper Agreements generally do not protect the Fund from loss if an issuer of portfolio securities defaults on payments of interest or principal or if the issuer's securities lose value because of credit downgrades. Additionally, a Fund shareholder may realize more or less than the actual investment return on the portfolio securities. FURTHERMORE, THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE AT ALL TIMES TO OBTAIN WRAPPER AGREEMENTS. Although it is the current intention of the Fund to obtain such agreements covering all of its assets (with the exceptions noted), the Fund may elect not to cover some or all of its assets with Wrapper Agreements should Wrapper Agreements become unavailable or should other conditions such as cost, in the Adviser's or sub-adviser's sole discretion, render their purchase inadvisable.

If, in the event of a default of a Wrapper Provider, the Fund were unable to obtain a replacement Wrapper Agreement, participants redeeming shares might experience losses if the market value of the Fund's assets no longer covered by the Wrapper Agreement was below Book Value. The combination of the default of a Wrapper Provider and an inability to obtain a replacement agreement could prevent the Fund from achieving its investment objective of maintaining a stable NAV. If the Board determines that a Wrapper Provider is unable to make payments when due or if the Wrapper Provider credit rating is downgraded, the Board may assign a fair value to the Wrapper Agreement that is less than the difference between the Book Value and the market value (plus accrued interest on the underlying securities) of the applicable Covered Assets and the Fund might be unable to maintain NAV stability.

Some Wrapper Agreements require that the Fund maintain a specified percentage of its total assets in short-term investments (Liquidity Reserve). These short-term investments must be used for the payment of withdrawals from the Fund and Fund expenses. To the extent the Liquidity Reserve falls below the specified percentage of total assets, the Fund is obligated to direct all net cash flow to the replenishment of the Liquidity Reserve. The obligation to maintain a Liquidity Reserve may result in a lower return for the Fund than if these assets were invested in longer-term debt securities.

Wrapper Agreements may also require that the Covered Assets have a specified duration or maturity, consist of specified types of securities or be of a specified investment quality. The Fund will purchase Wrapper Agreements whose criteria in this regard are consistent with the Fund's investment objective and policies.

Wrapper Agreements may also require the disposition of securities whose ratings are downgraded below a certain level. This may limit the Fund's ability to hold such downgraded securities.

Wrapper Agreements are structured with a number of different features. Wrapper Agreements purchased by the Fund are of three basic types: (1) non-participating, (2) participating and (3) "hybrid." In addition, the Wrapper Agreements will either be of fixed-maturity or open-end maturity ("evergreen"). The Fund enters into particular types of Wrapper Agreements depending upon their respective cost to the Fund and the Wrapper Provider's creditworthiness, as well as upon other factors. Under most circumstances, it is anticipated that the Fund will enter into participating Wrapper Agreements of open-end maturity.

TYPES OF WRAPPER AGREEMENTS

Non-Participating Wrapper Agreement. Under a non-participating Wrapper Agreement, the Wrapper Provider becomes obligated to make a payment to the Fund whenever the Fund sells Covered Assets at a price below Book Value to meet withdrawals of a type covered by the Wrapper Agreement (a "Benefit Event"). Conversely, the Fund becomes obligated to make a payment to the Wrapper Provider whenever the Fund sells Covered Assets at a price above their Book Value in response to a Benefit Event. In neither case is the Crediting Rate adjusted at the time of the Benefit Event. Accordingly, under this type of Wrapper Agreement, while the Fund is protected against decreases in the market value of the Covered Assets below Book value, it does not realize increases in the market value of the Covered Assets above Book Value; those increases are realized by the Wrapper Providers.

Participating Wrapper Agreement. Under a participating Wrapper Agreement, the obligation of the Wrapper Provider or the Fund to make payments to each other typically does not arise until all of the Covered Assets have been liquidated. Instead of payments being made on the occurrence of each Benefit Event, these obligations are a factor in the periodic adjustment of the Crediting Rate and the fair value of the Wrapper Agreement. Generally, all of the Fund's Wrapper Agreements are participating.

Hybrid Wrapper Agreement. Under a hybrid Wrapper Agreement, the obligation of the Wrapper Provider or the Fund to make payments does not arise until withdrawals exceed a specified percentage of the Covered Assets, after which time payment covering the difference between market value and Book Value will occur. For example, a 50/50 hybrid wrap on $100 million of securities would provide for a participating wrapper be in place for the first $50 million of withdrawals which might lead to adjustments in the Crediting Rate, with a non-participating wrapper in place for the next $50 million of withdrawals, with those withdrawals not creating any adjustment to the Crediting Rate.

Fixed-Maturity Wrapper Agreement. A fixed-maturity Wrapper Agreement terminates at a specified date, at which time settlement of any difference between Book Value and market value of the Covered Assets occurs. A fixed-maturity Wrapper Agreement tends to ensure that the Covered Assets provide a relatively fixed rate of return over a specified period of time through bond immunization, which targets the duration of the Covered Assets to the remaining life of the Wrapper Agreement.

Evergreen Wrapper Agreement. An evergreen Wrapper Agreement has no fixed maturity date on which payment must be made, and the rate of return on the Covered Assets accordingly tends to vary. Unlike the rate of return under a fixed-maturity Wrapper Agreement, the rate of return on assets covered by an evergreen Wrapper Agreement tends to more closely track prevailing market interest rates and thus tends to rise when interest rates rise and fall when interest rates fall. Depending on the contractual provisions of the Wrapper Agreement, an Evergreen Wrapper Agreement may be converted into a fixed-maturity Wrapper Agreement that will mature in the number of years equal to the duration of the Covered Assets. Generally, all of the Fund's Wrapper Agreements will be evergreen agreements.

ADDITIONAL RISKS OF WRAPPER AGREEMENTS

In the event of the default of a Wrapper Provider, the Fund could potentially lose the Book Value protections provided by the Wrapper Agreements with that Wrapper Provider. However, the impact of such a default on the Fund as a whole may be minimal or non-existent if the market value of the Covered Assets thereunder is greater than their Book Value at the time of the default, because the wrapper provider would have no obligation to make payments to the Fund under those circumstances. In such event, the Fund may still have an obligation to the defaulting Wrapper Provider to make payment for the excess market value of the Covered Assets over the Book Value. In addition, the Fund may be able to obtain another Wrapper Agreement from another Wrapper Provider to provide Book Value protections with respect to those Covered Assets. The cost of the replacement Wrapper Agreement might be higher than the initial Wrapper Agreement due to market conditions or if the market value (plus accrued interest on the underlying securities) of those Covered Assets is less than their Book Value at the time of entering into the replacement agreement. Such cost would also be in addition to any premiums previously paid to the defaulting Wrapper Provider. If the Fund were unable to obtain a replacement Wrapper Agreement, participants redeeming shares might experience losses if the market value of the Fund's assets no longer covered by the Wrapper Agreement is below Book Value. The combination of the default of a Wrapper Provider and an inability to obtain a replacement agreement could prevent the Fund from achieving its investment objective of seeking to maintain a stable NAV.

With respect to payments made under the Wrapper Agreements between the Fund and the Wrapper Provider, Non-Participating Wrapper Agreements provide that payments may be due upon disposition of the Covered Assets, while Participating Wrapper Agreements provide for payment only upon the total liquidation of the Covered Assets or upon termination of the Wrapper Agreement. In none of these cases, however, would the terms of the Wrapper Agreements specify which Fund securities are to be disposed of or liquidated. Moreover, because it is anticipated that each Wrapper Agreement will cover all Covered Assets up to a specified dollar amount, if more than one Wrapper Provider becomes obligated to pay to the Fund the difference between Book Value and market value (plus accrued interest on the underlying securities), each Wrapper Provider will pay a pro-rata amount in proportion to the maximum dollar amount of coverage provided. Thus, the Fund will not have the option of choosing which Wrapper Agreement to draw upon in any such payment situation. Under the terms of most Wrapper Agreements, the Wrapper Provider will have the right to terminate the Wrapper Agreement in the event that material changes are made to the Fund's investment objectives or limitations or to the nature of the Fund's operations. In such event, the Fund may be obligated to pay the Wrapper Provider termination fees. The Fund will have the right to terminate a Wrapper Agreement for any reason. Such right, however, may also be subject to the payment of termination fees. In the event of termination of a Wrapper Agreement or conversion of an Evergreen Wrapper Agreement to a fixed maturity, some Wrapper Agreements may require that the duration of some portion of the Fund's securities be reduced to correspond to the fixed maturity or termination date and that such securities maintain a higher credit rating than is normally required, either of which requirements might adversely affect the return of the Fund.

                             INVESTMENT LIMITATIONS

FUNDAMENTAL RESTRICTIONS

Each Fund has adopted certain investment restrictions which, in addition to those restrictions in the Prospectus, are fundamental and may not be changed without approval by a majority vote of the Fund's shareholders. Such majority is defined in the 1940 Act as the lesser of (i) 67% or more of the voting securities of the Fund present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund.

Several of these Fundamental Investment Restrictions include the defined terms "1940 Act Laws, Interpretations and Exemptions." This term means the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder, as such statute, rule and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief granted to a Fund.

1. Each Fund, other than PBHG Large Cap 20 Fund, PBHG Focused Value Fund, PBHG Cash Reserves Fund, PBHG Technology & Communications Fund, PBHG Global Technology & Communications Fund and PBHG Clipper Focus Fund, is a "diversified company" as defined in the Investment Company Act of 1940 (the "1940 Act"). This means that a Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent a Fund from purchasing the securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

     Please refer to Non-Fundamental Investment Restriction number 2 for further information.

2. A Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

     Please refer to Non-Fundamental Investment Restriction number 3 for further information.

3. A Fund may not underwrite the securities of other issuers. This restriction does not prevent a Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933.

4. A Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act, Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit a Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments or (iii) repurchase agreements collateralized by such obligations, and does not limit PBHG Cash Reserves Fund's investment in domestic bank obligations. In complying with this restriction, a Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

     This limitation does not apply to PBHG Technology & Communications Fund, PBHG Global Technology & Communications Fund or PBHG REIT Fund.

     Please refer to Non-Fundamental Investment Restriction number 4 for further information. In addition, because PBHG Technology & Communications Fund and the PBHG Global Technology & Communications Fund have an investment policy to concentrate their investments in the group of industries within the technology and communications sectors, and because PBHG REIT Fund has an investment policy to concentrate in the REIT industry, this restriction does not apply to these Funds.

5. A Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent a Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

6. A Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent a Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

7. A Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent a Fund from, among other things, purchasing debt obligations, entering repurchase agreements, loaning its assets to broker-dealers or institutional investors or investing in loans, including assignments and participation interests.

     Please refer to Non-Fundamental Investment Restriction number 5 for further information.

8. A Fund may, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and restrictions as the Fund.

Except for borrowing under Fundamental Restriction number 2, the foregoing percentages will apply at the time of the purchase of a security.

NON-FUNDAMENTAL RESTRICTIONS

Each Fund also has adopted certain non-fundamental investment restrictions. A non-fundamental investment restriction may be amended by the Board of Trustees without a vote of shareholders. Several of these Non-Fundamental Investment Restrictions include the defined term "Pilgrim Baxter Advised Fund." This term means other investment companies and their series portfolios that have Pilgrim Baxter or an affiliate of Pilgrim Baxter as an investment advisor.

1. A Fund may not invest more than 15% of its net assets in illiquid securities (10% for PBHG Cash Reserves Fund). This limitation does not include any Rule 144A restricted security that has been determined by, or pursuant to procedures established by, the Board of Trustees, based on trading markets for such security, to be liquid.

2. In complying with the fundamental restriction regarding issuer diversification, a Fund will not, with respect to 75% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. This limitation does not apply to PBHG Large Cap 20 Fund, PBHG Focused Value Fund, PBHG Cash Reserves Fund, PBHG Technology & Communications Fund, PBHG Global Technology & Communications Fund and PBHG Clipper Focus Fund.

3. In complying with the fundamental restriction regarding borrowing money and issuing senior securities, a Fund may borrow money in an amount not exceeding 33 1/3 % of its total assets (including the amount borrowed) less liabilities (other than borrowings). A Fund may borrow from banks, broker-dealers or a Pilgrim Baxter Advised Fund on such terms and conditions as the SEC may require in an exemptive order on which the Funds may rely. A Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. A portfolio may not purchase additional securities when borrowings exceed 5% of the Fund's total assets.

4. In complying with the fundamental restriction regarding industry concentration, a Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry. For purposes of this limitation, supranational organizations are deemed to be issuers conducting their principal business activities in the same industry; state and municipal governments and their agencies and authorities are not deemed to be industries; utility companies will be divided according to their services (e.g., gas distribution, gas transmission, electric and telephone will each be considered a separate industry); and financial service companies will be classified according to the end users of their services (e.g. automobile finance, bank finance and diversified finance). This limitation does not apply to PBHG Technology & Communications Fund, PBHG Global Technology and Communications Fund, or PBHG REIT Fund.

5. In complying with the fundamental restriction with regard to making loans, a Fund may lend up to 33 1/3 % of its total assets and may lend money to another Pilgrim Baxter Advised Fund, on such terms and conditions as the SEC may require in an exemptive order on which the Funds may rely.

6. A Fund may not invest more than 15% of its total assets in restricted securities.

7. Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, a Fund may not invest all if its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.

     A Fund may (i) purchase securities of other investment companies as permitted by Section 12 (d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other Pilgrim Baxter Advised Funds, subject to the terms and conditions of any exemptive orders issued by the SEC on which the Funds may rely.

     Please refer to Non-Fundamental Investment Restriction number 5 for further information regarding lending money to a Pilgrim Baxter Advised Fund.

All the foregoing percentages will apply at the time of each purchase of a security (except with respect to the limitation on investments in illiquid securities and with respect to borrowing).

Each of the Emerging Growth, Strategic Small Company, Small Cap Value, Mid-Cap Value, Large Cap Growth, Large Cap 20, Large Cap Value, Technology & Communications, Global Technology & Communications, Disciplined Equity and REIT Funds has a non-fundamental policy that states under normal conditions, it will invest at least 80% of net assets plus the amount of any borrowings for investment purposes in the type of investments suggested by its name. Each Fund will provide notice to its respective shareholders at least 60 days prior to any change to this investment policy.

SENIOR SECURITIES

The term "senior security", as defined in Section 18(g) of the Investment Company Act of 1940, means any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends; and "senior security representing indebtedness" means any senior security other than stock.

The term "senior security" shall not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed; nor shall such term include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5 percent of the value of the total assets of the issuer at the time when the loan is made. A loan shall be presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed; otherwise it shall be presumed not to be for temporary purposes. Any such presumption may be rebutted by evidence.

TEMPORARY DEFENSIVE POSITIONS

Under normal market conditions, each Fund expects to be fully invested in its primary investments, as described above. However, for temporary defensive purposes, when the Adviser or a sub-adviser, as appropriate, determines that market conditions warrant, each Fund may invest up to 100% of its assets in cash and money market instruments (consisting of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; certificates of deposit, time deposits and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as stated on their most recently published financial statements; commercial paper rated in one of the two highest rating categories by at least one NRSRO; repurchase agreements involving such securities; and, to the extent permitted by applicable law and each Fund's investment restrictions, shares of other investment companies investing solely in money market securities). To the extent a Fund is invested in temporary defensive instruments, it will not be pursuing its investment objective.

PORTFOLIO TURNOVER

Fund turnover will tend to rise during periods of economic turbulence and decline during periods of stable growth. A higher turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) and increases realized gains and losses. The portfolio turnover rate for each of the Funds latest fiscal year or fiscal period is specified in the Financial Highlights table. High rates of portfolio turnover necessarily result in correspondingly greater brokerage and portfolio trading costs, which are paid by the Fund. Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. In addition to portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

                       TRUSTEES AND OFFICERS OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the State of Maryland. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust. The Trustees and executive officers of the Trust and the principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Each Trustee serves as a Trustee and each officer serves as an officer in a similar capacity for PBHG Insurance Series Fund, a registered investment company advised by the Adviser.

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS, AND AGE        POSITION      TERM OF OFFICE*       PRINCIPAL OCCUPATION(S)     NUMBER OF          OTHER DIRECTORSHIPS
                              HELD WITH   AND LENGTH OF TIME       DURING PAST 5 YEARS,       PORTFOLIOS IN      HELD BY TRUSTEE
                              THE TRUST         SERVED                                        THE PBHG FUND
                                                                                              FAMILY COMPLEX
                                                                                              OVERSEEN BY
                                                                                              TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
John R. Bartholdson            Trustee    Trustee since 1995   Chief Financial Officer, The   31                 Director, The
1255 Drummers Lane,                                            Triumph Group, Inc.                               Triumph Group, Inc.
Suite 200                                                      (manufacturing) since 1992.                       since 1992.
Wayne, PA 19087
(57)
------------------------------------------------------------------------------------------------------------------------------------
Jettie M. Edwards              Trustee    Trustee since 1995   Consultant, Syrus Associates   31                 Trustee, Provident
76 Seaview Drive,                                              (business and marketing                           Investment Counsel
Santa Barbara, California                                      consulting firm) since                            Trust (investment
93108                                                          1986.                                             company - 5
(55)                                                                                                             portfolios since
                                                                                                                 1992. Trustee, EQ
                                                                                                                 Advisors Trust
                                                                                                                 (investment
                                                                                                                 company-39
                                                                                                                 portfolios) since
                                                                                                                 1997.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                               Trustee    Trustee since 1995   Senior Vice President,         31                 None
Albert A. Miller                                               Cherry & Webb, CWT Specialty
7 Jennifer Drive                                               Stores 1995 - 2000. Advisor
Holmdel, New Jersey 07733                                      and Secretary, the
(67)                                                           Underwoman Shoppes Inc.
                                                               (retail clothing stores)
                                                               since 1980.  Merchandising
                                                               Group Vice President, R.H.
                                                               Macy & Co. (retail
                                                               department stores),
                                                               1958-1995. Retired.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Harold J. Baxter**            Chairman    Trustee since 1995   Chairman, Chief Executive        31                  None
1400 Liberty Ridge Drive       of the                          Officer and Director, the
Wayne, PA  19087-5593         Board and                        Adviser since 1982.  Trustee,
(55)                           Trustee                         the Administrator since May
                                                               1996. Chairman,
                                                               Chief Executive
                                                               Officer and
                                                               Director, Value
                                                               Investors, since
                                                               June 1996.
                                                               Trustee, PBHG
                                                               Fund Distributors
                                                               since January
                                                               1998. Director,
                                                               Old Mutual (US)
                                                               Holdings Inc.
                                                               since 1996.
------------------------------------------------------------------------------------------------------------------------------------

* Trustee of the Trust until such time as his or her successor is duly elected and appointed.
**Mr. Baxter is a Trustee who may be deemed to be an "interested person" of the Trust, as that term is defined in the 1940 Act, because he is a Director of the Adviser.

------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS, AND AGE           POSITION HELD WITH   TERM OF OFFICE* AND LENGTH      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
                                       THE FUND             OF TIME SERVED
------------------------------------------------------------------------------------------------------------------------------------
Gary L. Pilgrim                      President        President since 1995         President and Director, Pilgrim Baxter &
1400 Liberty Ridge Drive                                                           Associates, Ltd. Since 1982.  Trustee, PBHG Fund
Wayne, PA  19087                                                                   Services since May 1996.  President and Director,
(61)                                                                               Pilgrim Baxter Value Investors, Inc. since June
                                                                                   1996.
------------------------------------------------------------------------------------------------------------------------------------
Lee T. Cummings                   Treasurer, Chief    Treasurer, Chief Financial   Vice President, Pilgrim Baxter & Associates, Ltd.
1400 Liberty Ridge Drive         Financial Officer,   Officer, Controller since    since 2001 and Director of Mutual Fund
Wayne, PA  19087-5593                Controller       1997                         Operations, Pilgrim Baxter & Associates, Ltd.,
(38)                                                                               1996-2001. President, PBHG Fund Services since
                                                                                   1999 and Treasurer, PBHG Fund Services, May
                                                                                   1996-1999.  President, PBHG Fund Services since
                                                                                   December 1998.
------------------------------------------------------------------------------------------------------------------------------------
John M. Zerr                     Vice President and   Vice President and           Senior Vice President, Pilgrim Baxter &
1400 Liberty Ridge Drive             Secretary        Secretary since 1996         Associates, Ltd. Since 2001 and General Counsel
Wayne, PA  19087-5593                                                              and Secretary, Pilgrim Baxter & Associates, Ltd.
(40)                                                                               since November 1996. General Counsel and
                                                                                   Secretary, Pilgrim Baxter Value Investors, Inc.
                                                                                   since November 1996.  General Counsel and
                                                                                   Secretary, PBHG Fund Services since January
                                                                                   1998.  General Counsel and Secretary, PBHG Fund
                                                                                   Distributors since January 1998.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Meghan M. Mahon           Vice President   Vice President and     Vice President and Assistant Secretary,
1400 Liberty Ridge         and Assistant   Assistant Secretary    Pilgrim Baxter & Associates, Ltd. since
Drive Wayne, PA  19087       Secretary     since 1998             2001 and Senior Counsel since January
(34)                                                              2002, Counsel, Pilgrim Baxter &
                                                                  Associates, Ltd. April 1998 to December 2001. Assistant
                                                                  Secretary, Value Investors since January 2000,
                                                                  Senior Counsel since January 2002 and Counsel January 2000 to December 2001. Assistant Secretary, PBHG Fund Services since
                                                                  January 2000, Senior Counsel since January 2002, Counsel
                                                                  January 2000 to December 31, 2001. Assistant Vice President,
                                                                  Assistant Secretary and Counsel, Delaware Management
                                                                  Company, Inc. (investment adviser) and the Delaware Investments
                                                                  Funds (investment companies), 1997-1998.
------------------------------------------------------------------------------------------------------------------------------------
Brian C. Dillon           Vice President   Vice President since   Chief Compliance Officer, Pilgrim
1400 Liberty Ridge                         2001                   Baxter & Associates, Ltd. since April
Drive Wayne, PA  19087                                            2001. Chief Compliance Officer, Pilgrim
(38)                                                              Baxter Value Investors, Inc., PBHG Fund
                                                                  Services and PBHG Fund Distributors
                                                                  since April 2001.  Vice President and
                                                                  Senior Compliance Officer, Delaware
                                                                  Investments, 1995-2001.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Robert E. Putney III      Vice President   Vice President and     Vice President, Senior Legal Counsel
1400 Liberty Ridge Dr.     and Assistant   Assistant Secretary    and Assistant Secretary, Pilgrim Baxter
Wayne, PA 19087              Secretary     since 2002             & Associates, LTD since December 2001;
(42)                                                              Director and Senior Counsel, Merrill Lynch Investment Managers,
                                                                  L.P. and Princeton Administrators, L.P. until December 2001;
                                                                  Secretary of various Merrill Lynch and Mercury open-end
                                                                  funds, as well as Somerset Exchange Fund and The Europe Fund,
                                                                  Inc. until December 2001.
------------------------------------------------------------------------------------------------------------------------------------
James R. Foggo            Vice President   Vice President and     Vice President and Assistant Secretary
One Freedom Valley Road    and Assistant   Assistant Secretary    of the Sub-Administrator and SEI
Oaks, PA  19456              Secretary     since 1999             Investments Distribution Co. since
(37)                                                              1998.  Associate, Paul Weiss, Rifkind,
                                                                  Wharton & Garrison (law firm), 1998. Associate,
                                                                  Baker & McKenzie (law firm), 1995-1998.
------------------------------------------------------------------------------------------------------------------------------------
Timothy D. Barto          Vice President   Vice President and     Vice President and Assistant Secretary
One Freedom Valley Road   and Assistant    Assistant Secretary    of SEI Investments Co. and Vice
Oaks, PA 19456            Secretary        since 2000             President and Assistant Secretary of
(34)                                                              SEI Investments Mutual Fund Services
                                                                  and SEI Investments Distribution Co.
                                                                  since November 1999. Associate, Dechert
                                                                  Price & Rhoads (law firm) 1997-1999.
------------------------------------------------------------------------------------------------------------------------------------

*Officer of the Trust until such time as his or her successor is duly elected and qualified.

         The Trustees of PBHG Funds are responsible for major decisions relating to each Fund's investment goal, policies, strategies and techniques. The Trustees also supervise the operation of PBHG Funds by its officers and service various service providers, but they do not actively participate in the day-to-day operation of or decision making process related to PBHG Funds. The Board of Trustees has two standing committees: a Nominating and Compensation Committee and an Audit Committee. Currently, the members of each Committee are Jettie Edwards, John Bartholdson and Albert Miller, comprising all the disinterested Trustees of PBHG Funds. The Nominating and Compensation Committee selects and nominates those persons for membership on the PBHG Funds' Board of Trustees who are disinterested trustees, reviews and determines compensation for the disinterested Trustees of PBHG Funds and selects independent legal counsel, as set forth in Rule 0-1(6), to provide the disinterested Trustees of PBHG Funds with legal advice as needed. During PBHG Funds' fiscal year ended March 31, 2002, the Nominating and Compensation Committee held 1 meeting. The Nominating Committee currently does not consider nominations from shareholders. The Audit Committee oversees the financial reporting process for PBHG Funds, monitoring the PBHG Funds' audit process and results. As part of this process, the Audit Committee recommends the selection of an independent audit firm for the approval of the entire PBHG Funds Board of Trustees and evaluates the independent audit firm's performance, costs and financial stability. During PBHG Funds' fiscal year ended March 31, 2002, the Audit Committee held 2 meetings.

The table below provides the dollar range of shares of the Funds and the aggregate dollar range of shares of all funds advised by Pilgrim Baxter, owned by each Trustee as of December 31, 2001.

--------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------
NAME OF TRUSTEE                 DOLLAR RANGE OF EQUITY SECURITIES IN         AGGREGATE DOLLAR RANGE OF EQUITY
                                             THE FUNDS                    SECURITIES IN ALL REGISTERED INVESTMENT
                                                                           COMPANIES IN THE PBHG FAMILY COMPLEX
                                                                                   OVERSEEN BY TRUSTEES
--------------------------------------------------------------------------------------------------------------------
John R. Bartholdson             $10,000 - $50,000                           $10,000 - $50,000
--------------------------------------------------------------------------------------------------------------------
Jettie M. Edwards               $50,000 - $100,000                          $50,000 - $100,000
--------------------------------------------------------------------------------------------------------------------
Albert A. Miller                Over $100,000                               Over $100,000
--------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEE
--------------------------------------------------------------------------------------------------------------------
Harold J. Baxter                Over $100,000                               Over $100,000
--------------------------------------------------------------------------------------------------------------------

Each current Trustee of the Trust received the following compensation during PBHG Funds' fiscal year ended March 31, 2002:

--------------------------------------------------------------------------------------------------------------------
                                                      PENSION OR                                TOTAL
                                                      RETIREMENT                                COMPENSATION
                                                      BENEFITS             ESTIMATED            FROM TRUST
                                 AGGREGATE            ACCRUED AS PART      ANNUAL               AND TRUST COMPLEX
                                 COMPENSATION         OF TRUST             BENEFITS UPON        PAID TO TRUSTEES**
NAME OF PERSON,                  FROM                 EXPENSES             RETIREMENT
POSITION                         TRUST
--------------------------------------------------------------------------------------------------------------------
John R. Bartholdson,                $46,500.00                 N/A                  N/A              $75,500.00
Trustee                                                                                           for services on
                                                                                                    two boards
--------------------------------------------------------------------------------------------------------------------

Harold J. Baxter,                        N/A                  N/A                  N/A                  N/A
Trustee*
--------------------------------------------------------------------------------------------------------------------

Jettie M. Edwards,                   $46,500.00               N/A                  N/A              $75,500.00
Trustee                                                                                           for services on
                                                                                                    two boards
--------------------------------------------------------------------------------------------------------------------

Albert A. Miller,                    $46,500.00               N/A                  N/A              $75,500.00
Trustee                                                                                           for services on
                                                                                                    two boards
--------------------------------------------------------------------------------------------------------------------

         * Mr. Baxter is a Trustee who may be deemed to be an "interested person" of the Trust, as that term is defined in the 1940 Act, and consequently will be receiving no compensation from the Trust.

         ** Compensation expenses are allocated pro rata based on the relative net assets of the Funds included in the Trust Complex.

                             5% AND 25% SHAREHOLDERS

As of July 12, 2002, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of each Fund of the Trust. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency or custodial clients. Persons owning of record or beneficially 25% or more of the outstanding share class of a Fund may be deemed to be a controlling person of that Fund for purposes of the 1940 Act.

  ------------------------------------------------------------------------------------------------------
  PBHG EMERGING GROWTH FUND - PBHG CLASS
  ------------------------------------------------------------------------------------------------------
  Putnam Fiduciary Trust Company                                                   15.43%
  FBO Employee stock ownership & savings plan
  Attn: Plan Admin Team
  1 Investors Way MSC C4D
  Norwood, MA  02062-1599

  ------------------------------------------------------------------------------------------------------
  Chase Manhattan Bank                                                             14.19%
  NY State Deferred Compensation Plan
  Attn:  Gladstone Stephenson
  4 New York Plaza  Fl 2
  New York, NY  10004-2413

  ------------------------------------------------------------------------------------------------------
  Fidelity Investments Institutional Operations Co.                                11.16%
  Operations Co. As Agent For
  Certain Employee Benefit Plans
  100 Magellan Way
  Covington, KY  41015-1999

  ------------------------------------------------------------------------------------------------------
  Charles Schwab & Co. Inc.                                                        9.33%
  Reinvest Account
  Attention Mutual Fund Department
  101 Montgomery Street
  San Francisco, CA 94104-4122

  ------------------------------------------------------------------------------------------------------
  National Financial Services Corp                                                 6.34%
  For the exclusive benefit of our customers
  777 Central Blvd
  Carlstadt NJ 07072

  ------------------------------------------------------------------------------------------------------
  PBHG GROWTH FUND - PBHG CLASS
  ------------------------------------------------------------------------------------------------------
  Fidelity Investments Institutional Operations Co                                 17.73%
  As agent for certain employer benefit plans
  100 Magellan Way
  Covington, KY 41015-1999

  ------------------------------------------------------------------------------------------------------
  Charles Schwab & Co. Inc.                                                        11.35%
  Reinvest Account
  Attention Mutual Fund Department
  101 Montgomery Street
  San Francisco, CA 94104-4122

  ------------------------------------------------------------------------------------------------------
  Connecticut General Life Insurance 401K Plan M-110                               6.03%
  Attn: Hector Flores
  280 Trumball St # H19B
  Hartford, CT  06103-3509

  ------------------------------------------------------------------------------------------------------

  ------------------------------------------------------------------------------------------------------
  National Financial Services Corp                                                 5.99%
  For the exclusive benefit of our customers
  777 Central Blvd
  Carlstadt NJ 07072

  ------------------------------------------------------------------------------------------------------
  PBHG GROWTH FUND - ADVISOR CLASS
  ------------------------------------------------------------------------------------------------------
  The Travelers Insurance Company                                                  100.00%
  Attention: Roger Ferland
  1 Tower Square
  Hartford, CT 06183-0002

  ------------------------------------------------------------------------------------------------------
  PBHG LARGE CAP GROWTH FUND - PBHG CLASS
  ------------------------------------------------------------------------------------------------------
  Charles Schwab & Co. Inc.                                                        33.64%
  Reinvest Account
  Attention Mutual Fund Department
  101 Montgomery Street
  San Francisco, CA 94104-4122

   ------------------------------------------------------------------------------------------------------
  National Financial Services Corp                                                 11.60%
  For the exclusive benefit of our customers
  777 Central Blvd
  Carlstadt, NJ 07072

  ------------------------------------------------------------------------------------------------------
  Salomon Smith Barney                                                             8.49%
  Exclusive Benefit of our customers
  NAV Program
  333 W 34th St
  New York, NY  10001-2483

  ------------------------------------------------------------------------------------------------------
  PBHG LARGE CAP GROWTH FUND - ADVISOR CLASS
  ------------------------------------------------------------------------------------------------------
  PFPC Brokerage Services                                                         70.52%
  FBO American Skandia
  211 S Gulph Rd
  King of Prussia,  PA  19406-3101
  ------------------------------------------------------------------------------------------------------
  Pilgrim Baxter & Associates Ltd.                                                29.48%
  Attn Terri Simonetti
  1400 Liberty Ridge Dr
  Wayne,  PA  19087

  ------------------------------------------------------------------------------------------------------
  PBHG SELECT EQUITY FUND - PBHG CLASS
  ------------------------------------------------------------------------------------------------------
  Charles Schwab & Co. Inc.                                                        25.34%
  Reinvest Account
  Attention Mutual Fund Department
  101 Montgomery Street
  San Francisco, CA 94104-4122

  ------------------------------------------------------------------------------------------------------
  National Financial Services Corp                                                 19.89%
  For the exclusive benefit of our customers
  777 Central Blvd
  Carlstadt, NJ 07072

  ------------------------------------------------------------------------------------------------------

  ------------------------------------------------------------------------------------------------------
  PBHG TECHNOLOGY & COMMUNICATIONS FUND - PBHG CLASS

  ------------------------------------------------------------------------------------------------------
  Charles Schwab & Co. Inc.                                                        20.74%
  Reinvest Account
  Attention Mutual Fund Department
  101 Montgomery Street
  San Francisco, CA 94104-4122

  ------------------------------------------------------------------------------------------------------
  National Financial Services Corp                                                 20.09%
  For the exclusive benefit of our customers
  777 Central Blvd
  Carlstadt, NJ 07072

  ------------------------------------------------------------------------------------------------------
  PBHG TECHNOLOGY & COMMUNICATIONS FUND-ADVISOR CLASS

  ------------------------------------------------------------------------------------------------------
  Transamerica Life Insurance & Annuity Company                                    98.66%
  P.O. Box 30368
  Los Angeles, CA 90030-0368

  ------------------------------------------------------------------------------------------------------
  PBHG CORE GROWTH FUND - PBHG CLASS
  ------------------------------------------------------------------------------------------------------
  Charles Schwab & Co. Inc.                                                        13.58%
  Reinvest Account
  Attention Mutual Fund Department
  101 Montgomery Street
  San Francisco, CA 94104-4122

  ------------------------------------------------------------------------------------------------------
  National Financial Services Corp                                                 12.15%
  For the exclusive benefit of our customers
  777 Central Blvd
  Carlstadt, NJ 07072

  ------------------------------------------------------------------------------------------------------
  PBHG LIMITED FUND - PBHG CLASS

  ------------------------------------------------------------------------------------------------------
  Charles Schwab & Co. Inc.                                                        8.79%
  Reinvest Account
  Attention Mutual Fund Department
  101 Montgomery Street
  San Francisco, CA 94104-4122

  ------------------------------------------------------------------------------------------------------
  National Financial Services Corp
  For the exclusive benefit of our customers                                       5.44%
  777 Central Blvd
  Carlstadt, NJ 07072

  ------------------------------------------------------------------------------------------------------
  PBHG LARGE CAP 20 FUND - PBHG CLASS
  ------------------------------------------------------------------------------------------------------
  Charles Schwab & Co. Inc.                                                        26.97%
  Reinvest Account
  Attention Mutual Fund Department
  101 Montgomery Street
  San Francisco, CA 94104-4122

  ------------------------------------------------------------------------------------------------------
  National Financial Services Corp                                                 14.40%
  For the exclusive benefit of our customers
  777 Central Blvd
  Carlstadt, NJ 07072

  ------------------------------------------------------------------------------------------------------
  PBHG LARGE CAP 20 FUND - ADVISOR CLASS
  ------------------------------------------------------------------------------------------------------
  Pilgrim Baxter & Associates Ltd.                                                 96.72%
  Attn Terri Simonetti
  1400 Liberty Ridge Dr
  Wayne,  PA  19087

  ------------------------------------------------------------------------------------------------------

  ------------------------------------------------------------------------------------------------------
  PBHG STRATEGIC SMALL COMPANY FUND - PBHG FUND

  ------------------------------------------------------------------------------------------------------
  Charles Schwab & Co. Inc.                                                        16.37%
  Reinvest Account
  Attention Mutual Fund Department
  101 Montgomery Street
  San Francisco, CA 94104-4122

  ------------------------------------------------------------------------------------------------------
  National Financial Services Corp                                                 11.68%
  For the exclusive benefit of our customers
  777 Central Blvd
  Carlstadt, NJ 07072

  ------------------------------------------------------------------------------------------------------
  PBHG LARGE CAP VALUE FUND - PBHG CLASS

  ------------------------------------------------------------------------------------------------------
  Charles Schwab & Co. Inc.                                                        44.10%
  Reinvest Account
  Attention Mutual Fund Department
  101 Montgomery Street
  San Francisco, CA 94104-4122

  ------------------------------------------------------------------------------------------------------
  National Financial Services Corp                                                 16.52%
  For the exclusive benefit of our customers
  777 Central Blvd
  Carlstadt, NJ 07072

  ------------------------------------------------------------------------------------------------------
  PBHG LARGE CAP VALUE FUND - ADVISOR CLASS
  ------------------------------------------------------------------------------------------------------
  PFPC Brokerage Services                                                          52.42%
  FBO American Skandia
  211 S Gulph Road
  King of Prussia,  PA  19406-3101

  ------------------------------------------------------------------------------------------------------
  Pilgrim Baxter & Associates Ltd.                                                 46.60%
  Attn Terri Simonetti
  1400 Liberty Ridge Dr
  Wayne,  PA  19087

  ------------------------------------------------------------------------------------------------------
  PBHG MID-CAP VALUE FUND - PBHG CLASS

  ------------------------------------------------------------------------------------------------------
  Charles Schwab & Co. Inc.                                                        36.14%
  Reinvest Account
  Attention Mutual Fund Department
  101 Montgomery Street
  San Francisco, CA 94104-4122
  ------------------------------------------------------------------------------------------------------
  National Financial Services Corp                                                 17.45%
  For the exclusive benefit of our customers
  777 Central Blvd
  Carlstadt, NJ 07072

  ------------------------------------------------------------------------------------------------------
  Donaldson Lufkin & Jenrette                                                      5.27%
  Transfer Department 5th Floor
  PO Box 2052
  Jersey City, NJ 07303-2052

  ------------------------------------------------------------------------------------------------------
  PBHG MID-CAP VALUE FUND - ADVISOR CLASS
  ------------------------------------------------------------------------------------------------------
  Investors Bank & Trust Co.                                                       62.64%
  FBO various retirement plans
  4 Manhattanville Road
  Purchase, NY  10577-2139

  ------------------------------------------------------------------------------------------------------

  ------------------------------------------------------------------------------------------------------
  Pilgrim Baxter & Associates Ltd.                                                 37.31%
  Attn Terri Simonetti
  1400 Liberty Ridge Dr
  Wayne,  PA  19087

  ------------------------------------------------------------------------------------------------------
  PBHG SMALL CAP VALUE FUND - PBHG CLASS

  ------------------------------------------------------------------------------------------------------
  Northern Trust Co                                                                29.99%
  FBO Arthur Anderson LLP US Profit Sharing and 401 (k) Trust
  PO Box 92956
  Chicago, IL 60675-2956

  ------------------------------------------------------------------------------------------------------
  Charles Schwab & Co. Inc.                                                        22.75%
  Reinvest Account
  Attention Mutual Fund Department
  101 Montgomery Street
  San Francisco, CA 94104-4122

  ------------------------------------------------------------------------------------------------------
  National Financial Services Corp                                                 15.90%
  For the exclusive benefit of our customers
  777 Central Blvd
  Carlstadt, NJ 07072

  ------------------------------------------------------------------------------------------------------
  SMALL CAP VALUE FUND - ADVISOR CLASS
  ------------------------------------------------------------------------------------------------------
  Wachovia Securities Inc                                                          68.41%
  FBO 317-81954-12
  PO Box 1220
  Charlotte,  NC  28201-1220

  ------------------------------------------------------------------------------------------------------
  Pilgrim Baxter & Associates Ltd.                                                 28.80%
  Attn Terri Simonetti
  1400 Liberty Ridge Dr
  Wayne,  PA  19087

  ------------------------------------------------------------------------------------------------------
  PBHG FOCUSED VALUE FUND - PBHG CLASS

  ------------------------------------------------------------------------------------------------------
  Charles Schwab & Co. Inc.                                                        34.88%
  Reinvest Account
  Attention Mutual Fund Department
  101 Montgomery Street
  San Francisco, CA 94104-4122

  ------------------------------------------------------------------------------------------------------
  National Financial Services Corp                                                 16.48%
  For the exclusive benefit of our customers
  777 Central Blvd
  Carlstadt, NJ 07072

  ------------------------------------------------------------------------------------------------------
  PBHG NEW OPPORTUNITIES FUND - PBHG CLASS

  ------------------------------------------------------------------------------------------------------
  National Financial Services Corp                                                 7.46%
  For the exclusive benefit of our customers
  777 Central Blvd
  Carlstadt, NJ 07072

  ------------------------------------------------------------------------------------------------------
  PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND - PBHG CLASS

  ------------------------------------------------------------------------------------------------------
  National Financial Services Corp                                                 11.45%
  For the exclusive benefit of our customers
  777 Central Blvd
  Carlstadt, NJ 07072
  ------------------------------------------------------------------------------------------------------

  ------------------------------------------------------------------------------------------------------
  Charles Schwab & Co. Inc.                                                        9.33%
  Reinvest Account
  Attention Mutual Fund Department
  101 Montgomery Street
  San Francisco, CA 94104-4122

  ------------------------------------------------------------------------------------------------------
  PBHG CLIPPER FOCUS FUND - PBHG CLASS

  ------------------------------------------------------------------------------------------------------
  Charles Schwab & Co. Inc.                                                        48.28%
  Reinvest Account
  Attention Mutual Fund Department
  101 Montgomery Street
  San Francisco, CA 94104-4122

  ------------------------------------------------------------------------------------------------------
  National Financial Services Corp                                                 20.39%
  For the exclusive benefit of our customers
  777 Central Blvd
  Carlstadt, NJ 07072

  ------------------------------------------------------------------------------------------------------
  PBHG IRA CAPITAL PRESERVATION FUND - PBHG CLASS

  ------------------------------------------------------------------------------------------------------
  National Financial Services Corp                                                 93.97%
  For the exclusive benefit of our customers
  777 Central Blvd
  Carlstadt, NJ 07072

  ------------------------------------------------------------------------------------------------------
  PBHG DISCIPLINED EQUITY FUND - PBHG CLASS

  ------------------------------------------------------------------------------------------------------
  Charles Schwab & Co. Inc.                                                        32.36%
  Reinvest Account
  Attention Mutual Fund Department
  101 Montgomery Street
  San Francisco, CA 94104-4122

  ------------------------------------------------------------------------------------------------------
  UMB Bank                                                                         23.76%
  FBO Retirement Income Plan
  928 Grand Blvd
  Kansas City, MO 64106-2008
  ------------------------------------------------------------------------------------------------------
  National Financial Services Corp                                                 12.27%
  For the exclusive benefit of our customers
  777 Central Blvd
  Carlstadt, NJ 07072

  ------------------------------------------------------------------------------------------------------
  PBHG REIT FUND -ADVISOR CLASS

  ------------------------------------------------------------------------------------------------------
  Charles Schwab & Co. Inc.                                                        42.46%
  Reinvest Account
  Attention Mutual Fund Department
  101 Montgomery Street
  San Francisco, CA 94104-4122
  ------------------------------------------------------------------------------------------------------
  Donald Lufkin & Jenrette                                                         18.63%
  P.O. Box 2052
  Jersey City, NJ 07303-2052
  ------------------------------------------------------------------------------------------------------
  National Financial Services Corp                                                 9.62%
  For the exclusive benefit of our customers
  777 Central Blvd
  Carlstadt, NJ 07072
  ------------------------------------------------------------------------------------------------------
  PBHG REIT FUND -PBHG CLASS

  ------------------------------------------------------------------------------------------------------
  United Nations Joint Staff                                                       34.78%
  Pension Plan
  C/O Henry L Ouma
  Chief Investment Management Service
  United Nations Room  S-0702
  New York, NY 10017
  ------------------------------------------------------------------------------------------------------

  ------------------------------------------------------------------------------------------------------
  Charles Schwab & Co. Inc.                                                        14.05%
  Reinvest Account
  Attention Mutual Fund Department
  101 Montgomery Street
  San Francisco, CA 94104-4122


  ------------------------------------------------------------------------------------------------------
  National Financial Services Corp                                                 11.48%
  For the exclusive benefit of our customers
  777 Central Blvd
  Carlstadt, NJ 07072
  -------------------------------------------------------------------------------- ---------------------


The Trustees and Officers of the Trust collectively owned less than 1% of the outstanding shares of each portfolio at July 12, 2002, except that the Trustees and Officers collectively owned 1.08% of the PBHG Disciplined Equity Fund, 2.67% of the PBHG Focused Value Fund, 3.70% of the PBHG Core Growth Fund, 4.89% of the PBHG Limited Fund, and 2.72% of the PBHG New Opportunities Fund.


                                   THE ADVISER

The Trust and Pilgrim Baxter & Associates, Ltd. have entered into an advisory agreement with respect to each Fund (the "Advisory Agreement"). The Advisory Agreement provides certain limitations on the Adviser's liability, but also provides that the Adviser shall not be protected against any liability to the Trust or each of its Funds or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Pilgrim Baxter is an indirect wholly owned subsidiary of Old Mutual plc ("Old Mutual"). Old Mutual is an international financial services group based in London, with operations in life assurance, asset management, banking and general insurance. Old Mutual's principal offices are located at 3rd Floor, Lansdowne House, 57 Berkely Square, London, WIX 50H, United Kingdom.

PBHG Fund Services, the Trust's Administrator, is a wholly owned subsidiary of the Adviser (see "The Administrator" for more detail on PBHG Fund Services). PBHG Fund Services also serves as administrator to PBHG Insurance Series Fund, a management investment company also managed by the Adviser. PBHG Fund Distributors, the Trust's Distributor, is also a wholly owned subsidiary of the Adviser (see "The Distributor" for more detail on PBHG Fund Distributors). PBHG Fund Distributors also serves as distributor to PBHG Insurance Series Fund. The Adviser has discretionary management authority with respect over $10.7 billion in assets as of June 30, 2002. In addition to advising the Funds, the Adviser provides advisory services to other mutual funds and to pension and profit-sharing plans, charitable institutions, corporations, trusts and estates, and other investment companies. The principal business address of the Adviser is 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087-5593.

The Advisory Agreement obligates the Adviser to: (i) provide a program of continuous investment management for the Trust in accordance with the Trust's investment objectives, policies and limitations; (ii) make investment decisions for the Trust; and (iii) place orders to purchase and sell securities for the Trust, subject to the supervision of the Board of Trustees. The Advisory Agreement also requires the Adviser to pay its overhead and employee costs and the compensation and expenses of all its partners, officers and employees who serve as officers and executive employees of the Trust. The Advisory Agreement provides that the Adviser is not responsible for other expenses of operating the Trust. From time to time, the Adviser or a company under common control with the Adviser may make payments to broker-dealers for the promotion of the sale of Trust shares or for their own company-sponsored sales programs.

The continuance of the Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the Trust's outstanding voting securities and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated (i) at any time without penalty by the Trust upon the vote of a majority of the Trustees or by vote of the majority of the Trust's outstanding voting securities upon 60 days' written notice to the Adviser or (ii) by the Adviser at any time without penalty upon 60 days' written notice to the Trust. The Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of each Fund's average daily net assets as set forth in the table below. In addition, in the interest of limiting the expenses of the Funds during the current fiscal year, the Adviser has signed expense limitation contracts with the Trust on behalf of certain Funds ("Expense Limitation Agreements") pursuant to which, with respect to the PBHG Class and Advisor Class shares, the Adviser has agreed to waive or limit a portion of its fee and to assume other expenses in an amount necessary to limit total annual operating expenses (but excluding fees and expenses incurred under the Trust's Service Plan, if any, interest, taxes, brokerage commissions, and any expenditures that are capitalized in accordance with generally accepted accounting principles, and any extraordinary expenses not incurred in the ordinary course of the Fund's business) as set forth in the table below.

-------------------------------------------------------------------------------------------------------------
                      FUND                              MANAGEMENT FEE        EXPENSE LIMITATION
-------------------------------------------------------------------------------------------------------------
GROWTH FUND                                             0.85%                 N/A
-------------------------------------------------------------------------------------------------------------
EMERGING GROWTH FUND                                    0.85%                 N/A
-------------------------------------------------------------------------------------------------------------
NEW OPPORTUNITIES FUND                                  1.00%                 1.50%(1)
-------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND                                   0.75%                 N/A
-------------------------------------------------------------------------------------------------------------
SELECT EQUITY FUND                                      0.85%                 N/A
-------------------------------------------------------------------------------------------------------------
CORE GROWTH FUND                                        0.85%                 1.50%(1)
-------------------------------------------------------------------------------------------------------------
LIMITED FUND                                            1.00%                 1.50%(1)
-------------------------------------------------------------------------------------------------------------
LARGE CAP 20 FUND                                       0.85%                 1.50%(1)
-------------------------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND                                    0.65%                 1.50%(1)
-------------------------------------------------------------------------------------------------------------
MID-CAP VALUE FUND                                      0.85%                 1.50%(1)
-------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND                                    1.00%                 1.50%(1)
-------------------------------------------------------------------------------------------------------------
FOCUSED VALUE FUND                                      0.85%                 1.50%(1)
-------------------------------------------------------------------------------------------------------------
CASH RESERVES FUND                                      0.30%                 N/A
-------------------------------------------------------------------------------------------------------------
TECHNOLOGY & COMMUNICATIONS FUND                        0.85%                 N/A
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
STRATEGIC SMALL COMPANY FUND                            1.00%                 1.50%(1)
-------------------------------------------------------------------------------------------------------------
GLOBAL TECHNOLOGY & COMMUNICATIONS FUND                 1.50%                 2.15%(1)
-------------------------------------------------------------------------------------------------------------
CLIPPER FOCUS FUND                                      1.00%                 1.50%(2)
-------------------------------------------------------------------------------------------------------------
DISCIPLINED EQUITY FUND                                 0.70%(3)              1.50%(2)
-------------------------------------------------------------------------------------------------------------
IRA CAPITAL PRESERVATION FUND                           0.60%(3)              1.25%(2)
-------------------------------------------------------------------------------------------------------------
REIT FUND                                               0.85%(3)              1.50%(2)
-------------------------------------------------------------------------------------------------------------

The investment advisory fees paid by certain of the Funds are higher than those paid by most investment companies, although the Adviser believes the fees to be comparable to those paid by investment companies with similar investment objectives and policies.

1 Old Mutual and Pilgrim Baxter have agreed to maintain this expense limitation agreement for these Funds until March 31, 2003. Such waivers and assumption of expenses by the Adviser may be discontinued at any time after such date. Reimbursement by the Funds of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreements may be made at a later date when the Funds have reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense rate of each Fund to exceed 1.50% (or 2.15% for the Global Technology & Communications Fund). Consequently, no reimbursement by a Fund will be made unless: (i) the Fund's assets exceed $75 million; (ii) the Fund's total annual expense ratio is less than 1.50% (or 2.15% for the Global Technology & Communications Fund); and (iii) the payment of such reimbursement was approved by the Board of Trustees on a quarterly basis.

2 Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Clipper Focus Fund, Disciplined Equity Fund, IRA Capital Preservation Fund and the REIT Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (exclusive of 12b-1 fees, if any, and certain other expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.40%, 0.99%, 1.00% and 1.36%, respectively, until September 25, 2002 and not more than 1.50% (1.25% for IRA Capital Preservation Fund) until March 31, 2003. In any year after September 25, 2002 in which a Fund's assets are greater than $75 million and its total annual operating expenses (exclusive of 12b-1 fees, if any, and certain other expenses such as brokerage commissions and extraordinary expenses) are lower than 1.50% (1.25% for IRA Capital Preservation Fund), the Funds' Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on a Fund's behalf during the previous two fiscal years after September 25, 2002.

3 Pilgrim Baxter is entitled to receive a management fee of 0.70% under its investment advisory agreement with the Disciplined Equity Fund. Pilgrim Baxter has contractually agreed to waive a portion of its fee and receive a management fee of 0.60% from the Disciplined Equity Fund until September 25, 2002. Pilgrim Baxter is entitled to receive a management fee of 0.60% under its investment advisory agreement with the IRA Capital Preservation Fund. Pilgrim Baxter has contractually agreed to waive a portion of its fee and receive a management fee of 0.50% from the IRA Capital Preservation Fund until September 25, 2002. Pilgrim Baxter is entitled to receive a management fee of 0.85% under its investment advisory agreement with the REIT Fund. Pilgrim Baxter has contractually agreed to waive a portion of its fee and receive a management fee of 0.75% of the first $100 million of the average daily net assets of the REIT Fund and 0.65% of the average daily net assets in excess of $100 million until September 25, 2002.

For the fiscal years and periods ended March 31, 2000, 2001 and 2002, each of the Funds listed below paid or waived the following advisory fees:


------------------------------------------------------------------------------------------------------------------------------
              FUND                                 FEES PAID                                     FEES WAIVED
------------------------------------------------------------------------------------------------------------------------------
                                  2000            2001           2002           2000            2001           2002
------------------------------------------------------------------------------------------------------------------------------
PBHG Growth                       $32,748,339     43,148,656     21,977,721     $0              $0             $0
------------------------------------------------------------------------------------------------------------------------------
PBHG Emerging Growth              $7,263,497      8,680,397      4,416,381      $0              $0             $0
------------------------------------------------------------------------------------------------------------------------------
PBHG New Opportunities            $1,418,924      1,512,665      550,084        $0              $0             $0
------------------------------------------------------------------------------------------------------------------------------
PBHG Large Cap Growth             $1,148,240      2,726,947      2,316,306      $0              $0             $0
------------------------------------------------------------------------------------------------------------------------------
PBHG Select Equity                $4,326,181      12,416,624     4,758,954      $0              $0             $0
------------------------------------------------------------------------------------------------------------------------------
PBHG Core Growth                  $941,429        1,202,139      540,665        $0              $0             $0
------------------------------------------------------------------------------------------------------------------------------
PBHG Limited                      $1,142,585      1,205,168      795,515        $0              $0             $0
------------------------------------------------------------------------------------------------------------------------------
PBHG Large Cap 20                 $5,274,451      7,817,909      3,631,375      $0              $0             $0
------------------------------------------------------------------------------------------------------------------------------
PBHG Large Cap Value              $245,217        880,294        3,519,118      $0              $0             $0
------------------------------------------------------------------------------------------------------------------------------
PBHG Mid-Cap Value                $364,163        1,021,571      3,210,006      $0              $0             $0
------------------------------------------------------------------------------------------------------------------------------
PBHG Small Cap Value              $702,546        1,874,651      2,775,938      $57,833         $0             $0
------------------------------------------------------------------------------------------------------------------------------
PBHG Focused Value                $48,688         380,314        505,378        $2,849          $0             $0
------------------------------------------------------------------------------------------------------------------------------
PBHG Cash Reserves                $582,869        1,766,137      1,321,853      $0              $0             $0
------------------------------------------------------------------------------------------------------------------------------
PBHG Technology & Communications  $12,141,268     22,046,737     6,635,312      $0              $0             $0
------------------------------------------------------------------------------------------------------------------------------
PBHG Global Technology &          *               1,006,581(2)   623,058        *               $0             $124,745
Communications
------------------------------------------------------------------------------------------------------------------------------
PBHG Strategic Small Company      $537,130        861,032        938,904        $24,537         $0             $0
------------------------------------------------------------------------------------------------------------------------------
PBHG Clipper Focus                $0(6)           $0(6)          $2,884,503(3)  $0(6)           $0(6)          $106,771(3)
------------------------------------------------------------------------------------------------------------------------------
PBHG Disciplined Equity           $0(8)           $0(8)          $165,334(5)    $0(8)           $0(8)          $82,395(5)
------------------------------------------------------------------------------------------------------------------------------
PBHG IRA Capital Preservation     $0(9)           $0(9)          $578,408(4)    $0(9)           $0(9)          $319,757(4)
------------------------------------------------------------------------------------------------------------------------------
PBHG REIT                         $0(7)           $0(7)          $179,373(5)    $0(7)           $0(7)          $24,764(5)
------------------------------------------------------------------------------------------------------------------------------

* Not in operation during the period.

1 For the period February 12, 1999 (commencement of operations) through March 31, 1999.

2 For the period May 31, 2000 (commencement of operations) through March 31, 2001.

3 For the period April 30, 2001 through March 31, 2002.

4 For the period October 31, 2001 through March 31, 2002.

5 For the period December 31, 2001 through March 31, 2002.

6 For the fiscal years ended April 30, 2000 and 2001, the predecessor to PBHG Clipper Focus Fund paid
  $797,126 and $1,614,701, respectively, in advisory fees to its advisor (now sub-adviser) and its adviser waived $54,587 and $19,109, respectively.



7 For the fiscal years and periods ended December 31,2000 and 2001, the predecessor to PBHG REIT Fund paid $712,373 and $712,698, respectively, to its advisor. PBHG REIT Fund paid such fee to Pilgrim Baxter beginning after the close of business December 14, 2001.

8 For the fiscal years and periods ended December 31,2000 and 2001, the predecessor to PBHG Disciplined Equity Fund paid $863,360 and $531,547, respectively, to its advisor (now sub-adviser) in advisory fees and waived $0 and 98,847, respectively.

9 For the fiscal years and periods ended October 31,2000 and 2001, the predecessor to PBHG IRA Capital Preservation Fund did not pay any fees to its advisor (now sub-adviser) in advisory fees and waived$79,623 and $163,580, respectively.

THE SUB-ADVISERS

WELLINGTON MANAGEMENT COMPANY, LLP

The Trust, on behalf of the PBHG Cash Reserves Fund, and the Adviser have entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with Wellington Management. The Sub-Advisory Agreement provides certain limitations on Wellington Management's liability, but also provides that Wellington Management shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from a breach of fiduciary duty with respect to the receipt of compensation for services thereunder.

The Sub-Advisory Agreement obligates Wellington Management to: (i) manage the investment operations of the PBHG Cash Reserves Fund and the composition of the Fund's portfolio, including the purchase, retention and disposition thereof in accordance with the Fund's investment objectives, policies and restrictions;
(ii) provide supervision of the Fund's investments and determine from time to time what investments and securities will be purchased, retained or sold by the Fund, and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by the Fund and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund's Registration Statement or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws.

The Sub-Advisory Agreement will continue in effect for a period of more than two years from the date thereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated with respect to the Trust (i) by the Trust at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Trust, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by Wellington Management at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Sub-Advisory Agreement shall terminate automatically and immediately in the event of its assignment as defined in the 1940 Act.

For the services provided and expenses incurred pursuant to the sub-advisory agreement, Wellington Management is entitled to receive from the Adviser a fee, computed daily and paid monthly, at the annual rate equal to 0.075% of the Fund's average daily net assets up to and including $500 million and 0.020% of the Fund's average daily net assets over $500 million, but subject to a minimum annual fee of $50,000.

PACIFIC FINANCIAL RESEARCH, INC.

The Trust, on behalf of the PBHG Clipper Focus Fund, and the Adviser have entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with PFR. The Sub-Advisory Agreement provides certain limitations on PFR's liability, but also provides that PFR shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Sub-Advisory Agreement obligates PFR to: (i) manage the investment operations of the Fund and the composition of the Fund's investment portfolios, including the purchase, retention and disposition thereof in accordance with the Fund's investment objective, policies and limitations; (ii) provide supervision of the Fund's investments and to determine from time to time what investment and securities will be purchased, retained or sold by the Fund and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by the Fund and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund's Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws.

The continuance of the Sub-Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Sub-Advisory Agreement may be terminated
(i) by the Trust, without the payment of any penalty, by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the relevant Fund, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by PFR at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement for the Fund, PFR is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of the Fund that is computed and paid monthly at an annual rate of 0.40% of the Portfolio's average net assets.

A team of investment professionals is primarily responsible for the day-to-day management of the PBHG Clipper Focus Fund. Listed below are the investment professionals of the sub-adviser that comprise the team and a description of their business experience during the past five years.

 Name and Title                                                  Experience
------------------------------------------------------------------------------------------------------------
James Gipson, President,        o   Founded PFR in 1980
Portfolio Manager               o   Previous experience as a Consultant for McKinsey & Co.
                                o   Also served as a Portfolio Manager at Source Capital and
                                    Batterymarch Financial
                                o   Author of WINNING THE INVESTMENT GAME: A GUIDE FOR ALL SEASONS
                                o   Served as an officer in the U.S. Navy
                                o   BA and MA degrees in Economics with honors from the University of
                                    California, Los Angeles
                                o   MBA degree with honors from Harvard Business School
------------------------------------------------------------------------------------------------------------
Douglas Grey, Vice              o   Joined PFR as an Analyst in 1986
President, Portfolio Manager    o   Served as a design analysis engineer for General Motors
                                o   BE, cum laude, in Mechanical/Materials Engineering and Economics from Vanderbilt University
                                o   MBA from University of Chicago
------------------------------------------------------------------------------------------------------------
Peter Quinn, Vice President,    o   Joined PFR in 1987 as a Research Associate
Portfolio Manager               o   BS degree in Finance from Boston College
                                o   MBA from the Peter F. Drucker School of Management at the
                                    Claremont Graduate School
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Michael Sandler, Vice           o   Joined PFR as an Analyst in 1984
President, Portfolio Manager    o   Served with International Harvester as a Manager of Asset
                                    Redeployment
                                o   Also served with Enterprise Systems, Inc. as a Vice President of
                                    Business Development
                                o   BA with distinction, MBA and JD degrees from the University of
                                    Iowa
------------------------------------------------------------------------------------------------------------
Bruce Veaco, Vice President,    o   Joined PFR in 1986 as an Analyst
Portfolio Manager               o   Served as a CPA in the Los Angeles office of Price Waterhouse where he was an Audit Manager
                                o   BA with honors in Economics from the University of California,
                                    Los Angeles
                                o   MBA degree from Harvard Business School
------------------------------------------------------------------------------------------------------------

ANALYTIC INVESTORS, INC.

The Trust, on behalf of the PBHG Disciplined Equity Fund, and the Adviser have entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with Analytic. The Sub-Advisory Agreement provides certain limitations on Analytic's liability, but also provides that Analytic shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Sub-Advisory Agreement obligates Analytic to: (i) manage the investment operations of the Fund and the composition of the Fund's investment portfolios, including the purchase, retention and disposition thereof in accordance with the Fund's investment objective, policies and limitations; (ii) provide supervision of the Fund's investments and to determine from time to time what investment and securities will be purchased, retained or sold by the Fund and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by the Fund and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund's Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws.

The continuance of the Sub-Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Sub-Advisory Agreement may be terminated
(i) by the Trust, without the payment of any penalty, by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the relevant Fund, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by Analytic at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement for the Fund, Analytic is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of the Fund that is computed, pursuant to section 15(f) of the 1940 Act (the "Section 15(f) Period"), and paid monthly a fee at an annual rate of 0.60% on the assets transferred over to the Portfolio as a result of the reorganization of the Analytic Enhanced Equity Portfolio into the Portfolio (so called "Legacy Assets") and a fee of 0.30% on non-Legacy Assets (in each instance net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser in respect of the Portfolio); and after the expiration of the section 15(f) Period, a fee at an annual rate of 0.35% of the Portfolio's average net assets (net of 50% of any waivers, reimbursement payments, supermarket fees and alliance fees, waived, reimbursed or paid by the Adviser in respect of the Portfolio).

Analytic believes the characteristics that drive stock prices can be systematically identified and measured. There are five primary elements used to determine a stock's attractiveness: 1) relative valuation; 2) growth potential;
3) historical return momentum; 4) liquidity; and 5) risk. The valuation process examines dozens of financial measures within these five elements. Analytic accepts, however, that the predictive power of each of these financial measures has changed over time and will continue to change into the future. As a result, Analytic has developed a unique weighting process for each of these financial measures, which allows our approach to adapt to constantly changing market conditions. The adaptive approach increases the weight of those variables that have contributed most heavily to recent performance and decreases the weight to those measures that have lost their predictive capacity. The enhanced equity process commences by developing rankings for all the companies in the equity universe based on the combined attractiveness of the five elements. This requires extensive analysis and necessitates the assistance of a computer model to simultaneously evaluate all the data for each stock. Once the stocks are ranked, a highly diversified portfolio is constructed by selecting that combination of stocks which represents the best potential return while maintaining a risk profile that is similar to the equity universe. In the process, Analytic's quantitative approach greatly reduces the exposures to firm size, market style, and economic sector biases. This is referred to as being size neutral, style neutral and sector neutral. The Disciplined Equity Fund's portfolio is monitored daily, and re-balanced periodically to ensure optimum performance. Individual security positions are limited to a maximum of a 3% active position relative to their respective weights in the equity universe. The Fund seeks to be fully invested at all times.

Listed below are the investment professionals of the sub-adviser that form the teams primarily responsible for the day-to-day management of the Disciplined Equity Fund and a brief biographical description of each member.

  Manager                                   Experience
-------------------------------------------------------------------------------------------------------------
  Harindra de Silva     EMPLOYMENT
                        4/98 to present     Analytic Investors, Inc., President
                        4/98 to present     Analytic/TSA Investors, Inc., President
                        10/96 to 4/98       Analytic Investors, Inc., Managing Director
                        5/95 to 10/96       Analytic Investors, Inc., Director of Research
                        10/97 to 4/98       Analytic/TSA Investors, Inc., Managing Director
                        1/99 to present     Analytic US Market Neutral, Ltd., Director
                        4/97 to 4/98        Analytic Optioned Equity Fund, President
                        4/86 to 3/98        Analysis Group (Economic Management Consultant), Principal
                        5/93 to 3/98        AG Risk Management (Investment Management Consultant), President
                                            Analytic Series Fund,  President

                        EDUCATION           Ph.D. in Finance from the University of California, Irvine
                        ----------          MBA in Finance and an MS in Economic Forecasting from the
                                            University of Rochester
                                            BS in Mechanical Engineering from the University of Manchester
                                                Institute of Science and Technology
                        OTHER               Chartered Financial Analyst
                        -----               Member of Association for Investment Management and Research
                                            Member of the American Finance Association
                                            Member of the International Association of Financial Analysts
  -------------------------------------------------------------------------------------------------------------

  -------------------------------------------------------------------------------------------------------------
  Dennis M. Bein        EMPLOYMENT
                        -----------
                        8/95 to present     Analytic Investors, Inc., Portfolio Manager
                        8/95 to present     Analytic/TSA Investors, Inc., Portfolio Manager
                        1990 to 1998        Analysis Group, Inc. (Economic Management Consultant), Senior
                                                Associate
                        EDUCATION           MBA from the Anderson Graduate School of Management at the
                        ----------              University of California, Riverside
                                            Undergraduate studies in Business Administration from the Anderson
                                                Graduate School of Management at the University of California,
                                                Riverside
                        OTHER               Chartered Financial Analyst
                        -----               Member of Association for Investment Management and Research
                                            Member of the Institute of Chartered Financial Analysts
                                            Member of the Los Angeles Society of Financial Analysts
  -------------------------------------------------------------------------------------------------------------
  Greg McMurran         EMPLOYMENT
                        -----------
                        1/98 to present     Analytic Investors, Inc., Chief Investment Officer
                        2/96 to 1/98        Analytic Investors, Inc., Director and Portfolio Manager
                        10/97 to present    Analytic/TSA Investors, Inc., Chief Investment Officer
                        10/76 to 2/96       Analytic Investment Management, Senior Vice President and Senior
                                               Portfolio Manager
                        EDUCATION           MA in Economics at California State University, Fullerton
                        ----------          BS in Economics from the University of California, Irvine

  -------------------------------------------------------------------------------------------------------------
  Scott Barker          EMPLOYMENT
                        ----------
                        8/95 to present     Analytic Investors, Inc., Portfolio Manager
                        8/95 to present     Analytic/TSA Investors, Inc., Portfolio Manager
                        1993 to 1998        Analysis Group, Inc. (Economic Management Consultant), Research
                                                Analyst
                        EDUCATION           BA in Physics from Pomona College
                        ---------
                        OTHER               Chartered Financial Analyst
                        -----               Member of Association for Investment Management and Research
                                            Member of the Los Angeles Society of Financial Analysts
  -------------------------------------------------------------------------------------------------------------
  Robert Murdock,       EMPLOYMENT
  Ph.D.                 11/97 to present    Analytic Investors, Inc., Portfolio Manager
                        11/97 to present    Analytic/TSA Investors, Inc., Portfolio Manager
                        9/91 to 7/97        Anderson Graduate School of Management at the University of
                                                California, Los Angeles, Researcher.
                        9/89 to 8/91        Institute for Policy Reform, Manager
                        EDUCATION           Ph.D in Management, Anderson Graduate School of Management at the
                        ----------              University of California, Los Angeles
                                            MA in Economics from the University
                                            of Pennsylvania MBA, Amos Tuck
                                            School of Business BS in Economics
                                            and Math from University of Wyoming
  -------------------------------------------------------------------------------------------------------------

  -------------------------------------------------------------------------------------------------------------
    Douglas Savarese    EMPLOYMENT
                        ------------
                        8/96 to present     Analytic Investors, Inc., Portfolio Manager
                        8/96 to present     Analytic/TSA Investors, Inc., Portfolio Manager
                        11/97 to 10/98      Analysis Group (Economic Management Consultant), Senior Associate
                        EDUCATION           BA in Mathematics and BS in Business Studies from the Richard
                        ----------          Stockton College

  -------------------------------------------------------------------------------------------------------------
    Steven Sapra        EMPLOYMENT
                        ----------
                        9/99 to present     Analytic Investors, Inc., Portfolio Manager
                        9/99 to present     Analytic/TSA Investors, Inc., Portfolio Manager
                        7/97 to 8/99        BARRA, Inc., Consultant
                        EDUCATION           MA in Economics, University of Southern California
                        ---------           BS in Economics, California State Polytechnic University, Ponoma
  -------------------------------------------------------------------------------------------------------------

DWIGHT ASSET MANAGEMENT COMPANY

The Trust, on behalf of the PBHG IRA Capital Preservation Fund, and the Adviser have entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with Dwight. The Sub-Advisory Agreement provides certain limitations on Dwight's liability, but also provides that Dwight shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Sub-Advisory Agreement obligates Dwight to: (i) manage the investment operations of the Fund and the composition of the Fund's investment portfolios, including the purchase, retention and disposition thereof in accordance with the Fund's investment objective, policies and limitations; (ii) provide supervision of the Fund's investments and to determine from time to time what investment and securities will be purchased, retained or sold by the Fund and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by the Fund and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund's Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws.

The continuance of the Sub-Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Sub-Advisory Agreement may be terminated
(i) by the Trust, without the payment of any penalty, by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the relevant Fund, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by Dwight at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement for the Fund, Dwight is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of the Fund that is computed, pursuant to section 15(f) of the 1940 Act (the "Section 15(f)

Period"), and paid monthly a fee at an annual rate of 0.50% on the assets transferred over to the Portfolio as a result of the reorganization of the IRA Cash Preservation Portfolio into the Portfolio (so called "Legacy Assets") and a fee of 0.25% on non-Legacy Assets (in each instance net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser in respect of the Portfolio); and after the expiration of the section 15(f) Period, a fee at an annual rate of 0.30% of the Portfolio's average net assets (net of 50% of any waivers, reimbursement payments, supermarket fees and alliance fees, waived, reimbursed or paid by the Adviser in respect of the Portfolio).

A team of investment professionals is primarily responsible for the day-to-day management of the PBHG IRA Capital Preservation Fund. Listed below are the investment professionals of the sub-adviser that comprise the team and a description of their business experience during the past five years.

  Name and Title                                                 Experience
------------------------------------------------------------------------------------------------------------
John K. Dwight, President,      Mr. Dwight has twenty-six years of stable value investment experience and
Member of Investment Committee  is a founding member of the Stable Value Investment Association.  He received his B. A. from the University of North Carolina.
------------------------------------------------------------------------------------------------------------
Laura P. Dagan,  Managing       Ms. Dagan has twenty-one years of fixed income investment experience,
Director, Portfolio             with fourteen years of stable value investment experience with the
Management,                     adviser.  She is a Founding Director and Past President of the Vermont
 Member of Investment           Security Analysts Society of the Association for Investment Management and
Committee                       Research  (AIMR).  She received her B.S. from Bucknell University. Ms.
                                Dagan is a Chartered Financial Analyst.
------------------------------------------------------------------------------------------------------------
David T. Kilborn, Senior        Mr. Kilborn has eleven years of investment experience, with six years of
Vice President, Fixed Income,   stable value investment experience since joining the adviser in 1995.
Member of Investment Committee  Prior to that time, he was a Fixed Income Securities Trader at Nations
                                Banc Capital Markets, Charlotte, North Carolina.  He received his B.S.
                                from Trinity College.  Mr. Kilborn is a Chartered Financial Analyst.
------------------------------------------------------------------------------------------------------------
John M. Loud, Vice              Mr. Loud has twenty-six years of investment banking experience and four
President, Portfolio            years of stable value investment experience since joining the adviser in
Management                      1997.  Prior to joining Dwight, Mr. Loud was self-employed as a consultant to various business enterprises.  He received his B.A. from the University of North Carolina.
------------------------------------------------------------------------------------------------------------
Andrew D. Beaumier,             Mr. Beaumier has seven years of accounting and public/private compliance
Assistant Vice President,       experience and three years stable value investment experience since
Portfolio Management            joining the adviser in 1998.  Prior to that time, he was employed by
                                Howard Bank (banking) and Gallagher & Flynn (accounting) in Burlington,
                                Vermont.  He received his B.S. from Lyndon State College.
------------------------------------------------------------------------------------------------------------

HEITMAN REAL ESTATE SECURITIES LLC

The Trust, on behalf of the PBHG REIT Fund, and the Adviser have entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with Heitman. The Sub-Advisory Agreement provides certain limitations on Heitman's liability, but also provides that Heitman shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Sub-Advisory Agreement obligates Heitman to: (i) manage the investment operations of the Fund and the composition of the Fund's investment portfolios, including the purchase, retention and disposition thereof in accordance with the Fund's investment objective, policies and limitations; (ii) provide supervision of the Fund's investments and to determine from time to time what investment and securities will be purchased, retained or sold by the Fund and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by the Fund and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund's Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws.

The continuance of the Sub-Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Sub-Advisory Agreement may be terminated
(i) by the Trust, without the payment of any penalty, by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the relevant Fund, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by Heitman at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement for the Fund, Heitman is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of the Fund that is computed, pursuant to section 15(f) of the 1940 Act (the "Section 15(f) Period"), and paid monthly at an annual rate of 0.75% on the first $100 million and 0.65% on assets over $100 million of the assets transferred over to the Portfolio as a result of the reorganization of the Heitman Real Estate Portfolio into the Portfolio (so called "Legacy Assets") and a fee of 0.37% on non-Legacy Assets (in each instance net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser in respect of the Portfolio); and after the expiration of the section 15(f) Period, a fee at an annual rate of 0.425% of the Portfolio's average net assets (net of 50% of any waivers, reimbursement payments, supermarket fees and alliance fees, waived, reimbursed or paid by the Adviser in respect of the Portfolio).

Heitman believes that, over the long term, publicly traded real estate securities' performance is determined by the underlying real estate assets, real estate market cycles and management's ability to operate and invest in these assets during each market cycle. The sub-adviser's primary objective is to generate long-term, superior, risk-adjusted returns by identifying and investing in publicly traded real estate companies which demonstrate the highest probability of growing cash flow per share without undue risk to achieve such growth. As a value-oriented manager, the sub-adviser is committed to a strategy of investing in companies that offer growth at a reasonable price.

A team of investment professionals is primarily responsible for the day-to-day management of the Fund. The investment professionals of the sub-adviser that comprise the team and a description of their business experience during the past five years are provided below.

Timothy J. Pire, CFA, is president of the sub-adviser with responsibility for Fund management, research and analysis of the publicly traded real estate securities and implementation of the investment strategy through Fund management. Prior to joining the sub-adviser, Mr. Pire served as vice president and research analyst with PRA Securities Advisors, L.P. from 1992 to 1994.

Reagan A. Pratt is vice president of the sub-adviser with responsibility for Fund management, research and analysis of the publicly traded real estate securities and implementation of the investment strategy through Fund management. Prior to joining the sub-adviser, Mr. Pratt served as vice president of investment research for Heitman Capital Management in Chicago from 1994 to 1997.

Larry S. Antonatos is vice president of the sub-adviser with responsibility for Fund management, research and analysis of the publicly traded real estate securities and implementation of the investment strategy through Fund management. Mr. Antonatos also oversees the sub-adviser's trading positions. Prior to joining the sub-adviser, Mr. Antonatos served as associate director with Fitch Investors Service, L.P. in New York City (1997-1998) and as a Fund manager with Equitable Real Estate Investment Management, Inc. in Chicago from 1992 to 1997.

Jerry Ehlinger, CFA is a Senior Vice President and Portfolio Manager of Heitman's U.S. Public Securities Group. Mr. Ehlinger brings to the investment team six years of real estate and securities experience. His principal focus is on company analysis. Prior to joining Heitman, Mr. Ehlinger was employed with Morgan Stanley Dean Witter Investment Management, where he followed real estate securities for the Real Estate Equity Fund. He also worked on the sell side at Morgan Stanley Dean Witter following the real estate and specialty chemical industries. As a sell side analyst, Mr. Ehlinger gained first hand experience with the securitization of real estate, working on numerous secondary and initial public offerings along with mergers and corporate reorganizations.

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

In approving the investment advisory and sub-advisory agreements for Clipper Focus Fund, IRA Capital Preservation Fund, Disciplined Equity Fund and REIT Fund, the Board of Trustees considered various matters including the proposal to merge the assets of the corresponding fund in the UAM Fund Family into its PBHG counterpart and the proposal to engage the current adviser for each these UAM funds as sub-adviser for the corresponding PBHG fund. The Trustees also considered information they regularly consider when determining whether to continue a particular fund's investment advisory and sub-advisory agreements from year to year. This information includes, among other things: the qualifications of the professional staff, resources and investment process of Pilgrim Baxter, PFR, Dwight, Heitman and Analytic (collectively, the "Advisers"); the terms of each investment advisory and sub-advisory agreement, the scope and quality of the services that the Advisers have been providing to the Funds, the investment performance of each Fund and of comparable funds managed by other advisors over various periods, the advisory rates payable by the Funds and Pilgrim Baxter and by other funds and client accounts managed by the Advisers and payable by comparable funds managed by other advisers, including potential fall-out benefits to Pilgrim Baxter; each Fund's total expense ratio and expense limitation agreement and the total expense ratios of comparable funds managed by other advisers; and the profitability and financial condition of the Advisers.

In approving the investment advisory agreement for the other Funds and the sub-advisory agreement for Cash Reserves Fund, the Board of Trustees considered various matters relating to Old Mutual plc acquiring the outstanding common stock of United Asset Management, the parent company of Pilgrim Baxter, the Funds' investment adviser, including the following: Old Mutual's financial strength and asset management experience; Old Mutual's commitment to retain Pilgrim Baxter's existing corporate structure and management team; the terms of new arrangements with Pilgrim Baxter's principals; the fact that there would be no changes to the Funds' advisory fees and no material differences in the Fund's expense limitation agreements; the fact that there would be no unfair burden , as defined in the 1940 Act, imposed on the Funds as a result of Old Mutual acquiring UAM, the qualifications of Pilgrim Baxter and the importance of maintaining continuity of Fund management. In addition, the Trustees considered information they regularly consider when determining whether to continue a particular Fund's investment advisory and, and in the case of Cash Reserve Fund, sub-advisory agreement with Wellington from year-to-year. This information included, among other things, the following: the qualifications of the professional staff, resources and investment process of Pilgrim Baxter and Wellington, in the case of Cash Reserves Fund; the terms of the investment advisory and sub-advisory agreement, the scope and quality of the services that Pilgrim Baxter and Wellington provide to the Funds, the investment performance of each Fund and of comparable funds managed by other advisers over various periods, the advisory rates payable by the Funds and Pilgrim Baxter (to Wellington for sub-advisory services) and by other funds and client accounts managed by Pilgrim Baxter and Wellington and by comparable funds managed by other advisers, including potential fall-out benefits to Pilgrim Baxter; each

Fund's total expense ratio and expense limitation agreement (where applicable) and the total expense ration of comparable funds managed by other advisers; and the profitability and financial condition of Pilgrim Baxter and Wellington.

                                 THE DISTRIBUTOR

PBHG Fund Distributors (the "Distributor"), a wholly owned subsidiary of the Adviser, and the Trust are parties to a distribution agreement (the "Distribution Agreement") dated January 28, 2001, pursuant to which the Distributor serves as principal underwriter for the Trust. The Distributor receives no compensation for serving in such capacity. The principal business address of the Distributor is 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087-5593. Prior to July 16, 2001, SEI Investment Distribution Co. served as principal underwriter for the predecessor of the Trust. SEI received no compensation for serving in such capacity. The Distributor is contractually required to continuously distribute the securities of the Trust.

The Distribution Agreement is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than sixty (60) days' written notice by either party or upon assignment by the Distributor.

The Trust has adopted a Service Plan pursuant to Rule 12b-1 under the 1940 Act to enable the Advisor Class shares of a Fund to directly and indirectly bear certain expenses relating to the distribution of such Shares. Pursuant to such Service Plan, the Trust shall pay to the Distributor a fee for providing or arranging with and paying others to provide personal service to shareholders of Advisor Class Shares and/or the maintenance of such shareholders' accounts at the aggregate annual rate of up to 0.25% of such Fund's average daily net assets attributable to Advisor Class shares. The Service Plan is a compensation plan, which means that it compensates the Distributor regardless of the expenses actually incurred by the Distributor. Arranging with and paying others to provide personal services to shareholders of the Advisor Class shares and/or the maintenance of Shareholder accounts include, but are not limited to: (i) sponsors of and/or administrators to contribution plans; and (ii) sponsors of and/or administrators to various wrap and asset allocation programs.

The Distributor shall prepare and deliver written reports to the Board of Trustees of the Trust on a regular basis (at least quarterly) setting forth the payments made to Service Providers pursuant to the Service Plan, and the purposes for which such expenditures were made, as well as any supplemental reports as the Board of Trustees may from time to time reasonably request.

Except to the extent that the Administrator, Sub-Administrator or Adviser may benefit through increased fees from an increase in the net assets of the Trust which may have resulted in part from the expenditures, no interested person of the Trust nor any Trustee of the Trust who is not an interested person of the Trust had a direct or indirect financial interest in the operation of the Service Plan or any related agreement.

No compensation was paid to the Distributor for distribution services for the fiscal years ended March 31, 2000, 2001 and 2002. The Growth, Large Cap Growth, Large Cap 20, Large Cap Value, Small Cap Value and Technology & Communications, REIT and Mid-Cap Value Funds offer Advisor Class shares. For the fiscal year ended March 31, 2002 , the following amounts were paid to Service Providers pursuant to the Service Plan for the Advisor Class shares of each of those
Funds:

        ---------------------------------- ---------------------------
        Growth Fund                        $164,138
        ---------------------------------- ---------------------------
        Large Cap Growth Fund              $240
        ---------------------------------- ---------------------------
        Large Cap 20 Fund                  $167
        ---------------------------------- ---------------------------
        Large Cap Value Fund               $346
        ---------------------------------- ---------------------------
        Small Cap Value Fund               $560
        ---------------------------------- ---------------------------
        Technology & Communications Fund   $10,177
        ---------------------------------- ---------------------------
        REIT Fund                          $11,738(1)
        ---------------------------------- ---------------------------
        Mid-Cap Value Fund                 $115(2)
        ---------------------------------- ---------------------------

Of the service fees the Distributor received, it retained $186, $167, $248, $889, $406, $249, $138 from the Large Cap Growth, Large Cap 20, Large Cap Value, Small Cap Value, Technology & Communications, REIT and Mid-Cap Value Funds, respectively.

1 For the period December 31, 2001 through March 31, 2002.

2 For the period October 31, 2001 through March 31, 2002.

                     THE ADMINISTRATOR AND SUB-ADMINISTRATOR

The Trust and PBHG Fund Services (the "Administrator") entered into the Administrative Services Agreement (the "Administrative Agreement") on January 28, 2001 pursuant to which the Administrator oversees the administration of the Trust's and each Fund's business and affairs, including regulatory reporting and all necessary office space, equipment, personnel and facilities, as well as services performed by various third parties. The Administrator, a wholly owned subsidiary of the Adviser, was organized as a Pennsylvania business trust and has its principal place of business at 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087. Under the Administrative Agreement, the Administrator is entitled to a fee from the Trust, which is calculated daily and paid monthly at an annual rate of 0.15% of the average daily net assets of each Fund. The Administrative Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties. The Administrative Agreement shall continue in effect unless terminated by either party upon not less than ninety (90) days' prior written notice to the other party.

The Administrator and SEI Investments Mutual Fund Services (the "Sub-Administrator") entered into a Sub-Administrative Services Agreement (the "Sub-Administrative Agreement") on January 28, 2001, pursuant to which the Sub-Administrator assists the Administrator in connection with the administration of the business and affairs of the Trust. SEI Investments Management Corporation ("SEI Investments"), which is a wholly owned subsidiary of SEI Investments Company, owns all beneficial interest in the Sub-Administrator. The Sub-Administrator was organized as a Delaware business trust, and has its principal business offices at One Freedom Valley Road, Oaks, Pennsylvania 19456. Under the Sub-Administrative Agreement, the Administrator pays the Sub-Administrator fees at an annual rate based on the combined average daily net assets of the Trust and PBHG Insurance Series Fund calculated as follows: (i) 0.0165% of the first $10 billion, plus (ii) 0.0125% of the next $10 billion, plus (iii) 0.010% of the excess over $20 billion. The Agreement provides that the Sub-Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Administrator in the performance of its duties. The Agreement shall continue in effect until December 31, 2004, subject to certain termination provisions. After this initial term, the Agreement will renew each year unless terminated by either party upon not less than ninety (90) days' prior written notice to the other party.

Prior to July 16, 2001, the Sub-Administrator assisted the Administrator in connection with the administration of the business and affairs of the predecessor of the Trust pursuant to a Sub-Administration Services Agreement dated July 1, 1996, as amended January 1, 2001 ("Former Agreement"). The Sub-Administrator's duties under the Former Agreement were substantially similar to its duties under the current Sub-Administration Agreement. Effective January 1, 2001 the Administrator paid the Sub-Administrator fees under the Former Agreement at the annual rate noted in the previous paragraph. Prior to January 1, 2001, the Administrator paid the Sub-Administrator fees at the annual rate based on the combined average daily net assets of the Trust and PBHG Insurance Series Fund calculated as follows: (i) 0.040% of the first $2.5 billion, plus
(ii) 0.025% of the next $7.5 billion, plus (iii) 0.020% of the excess over $10 billion.

For the fiscal years and periods ended March 31,2000, 2001 and 2002 each of the Funds listed below paid the following administration fees:

---------------------------------------------------------------------------------------------------------
             FUND                                 FEES PAID                           FEES WAIVED
---------------------------------------------------------------------------------------------------------
                                  2000            2001           2002          2000     2001     2002
---------------------------------------------------------------------------------------------------------
PBHG Growth                       $5,779,119      $7,614,469     $3,878,421    $0       $0       $0
---------------------------------------------------------------------------------------------------------
PBHG Emerging Growth              $1,281,794      $1,531,835     $779,361      $0       $0       $0
---------------------------------------------------------------------------------------------------------
PBHG New Opportunities            $212,839        $226,699       $82,513       $0       $0       $0
---------------------------------------------------------------------------------------------------------
PBHG Large Cap Growth             $229,648        $545,389       $463,261      $0       $0       $0
---------------------------------------------------------------------------------------------------------
PBHG Select Equity                $763,444        $2,191,169     $839,815      $0       $0       $0
---------------------------------------------------------------------------------------------------------
PBHG Core Growth                  $166,135        $212,142       $95,411       $0       $0       $0
---------------------------------------------------------------------------------------------------------
PBHG Limited                      $171,388        $180,775       $119,327      $0       $0       $0
---------------------------------------------------------------------------------------------------------
PBHG Large Cap 20                 $930,786        $1,379,631     $640,831      $0       $0       $0
---------------------------------------------------------------------------------------------------------
PBHG Large Cap Value              $56,588         $203,145       $812,104      $0       $0       $0
---------------------------------------------------------------------------------------------------------
PBHG Mid-Cap Value                $64,264         $180,277       $566,472      $0       $0       $0
---------------------------------------------------------------------------------------------------------
PBHG Small Cap Value              $105,382        $272,523       $416,391      $0       $0       $0
---------------------------------------------------------------------------------------------------------
PBHG Focused Value                $8,592          $67,114        $89,184       $0       $0       $0
---------------------------------------------------------------------------------------------------------
PBHG Cash Reserves                $292,681        $881,822       $660,927      $0       $0       $0
---------------------------------------------------------------------------------------------------------
PBHG Technology & Communications  $2,142,577      $3,890,601     $1,170,940    $0       $0       $0
---------------------------------------------------------------------------------------------------------
PBHG Global Technology &          *               $100,6581      $62,306       *        *        $0
Communications
---------------------------------------------------------------------------------------------------------
PBHG Strategic Small Company      $80,569         $124,491       $137,694      $0       $0       $0
---------------------------------------------------------------------------------------------------------
PBHG Clipper Focus                $0(5)           $0(5)          $336,245(2)   $0(5)    $0(5)    $0(2)
---------------------------------------------------------------------------------------------------------
PBHG Disciplined Equity           $0(5)           $0(5)          $35,462(4)    $0(5)    $0(5)    $0(4)
---------------------------------------------------------------------------------------------------------
PBHG IRA Capital Preservation     $0(5)           $0(5)          $145,980(3)   $0(5)    $0(5)    $0(3)
---------------------------------------------------------------------------------------------------------
PBHG REIT                         $0(5)           $0(5)          $31,654(4)    $0(5)    $0(5)    $0(4)
--------------------------------- --------------- -------------- ------------- -------- -------- --------

* Not in operation during the period.

(1) For the period from May 31, 2000 (commencement of operations) through March 31, 2001.

(2) For the period April 30, 2001 through March 31, 2002.

(3) For the period October 31, 2001 through March 31, 2002.

(4) For the period December 31, 2001through March 31, 2002.

(5) For the fiscal years ended April 30, 2000 and 2001, the predecessor to PBHG
    Clipper Focus Fund paid $168,745 and $234,295, respectively, in administration fees. For the fiscal years ended December 31,2000 and 2001, the predecessor to
    PBHG REIT Fund paid$329,374 and $151,299, respectively, in administration fees.
    Such fees were paid by PBHG REIT Fund to the Trust's Administrator and
    Sub-Administrator beginning after the close of business December 14, 2001. For the fiscal years ended December 31,2000 and 2001, the predecessor to PBHG

                                                                              65


    Disciplined Equity Fund paid$159,689 and $131,199, respectively, in administration fees. For the fiscal years ended October 31,2000 and 2001, the predecessor to IRA Capital Preservation Fund paid$92,035 and $93,067, respectively, in administration fees. These fees were paid to the predecessor fund's Administrator and Sub-Administrator. Prior to April 1, 2001, UAM Fund
    Services served as Administrator to the Funds and SEI Investments Mutual Fund
    Services served as Sub-Administrator to the Funds. Beginning April 1, 2001, SEI
    Investments Mutual Fund Services became Administrator to the Funds. Going forward such fees will be paid to the Trust's Administrator and Sub-Administrator.


                             OTHER SERVICE PROVIDERS

THE TRANSFER AGENT AND SHAREHOLDER SERVICING AGENTS

DST Systems, Inc., P.O. Box 419534, Kansas City, Missouri 64141-6534, serves as the transfer agent and dividend disbursing agent for the Trust under a transfer agency agreement with the Trust. The Administrator serves as shareholder servicing agent for the Trust under a shareholder servicing agreement with the Trust. The Administrator also performs development and maintenance services on the web site that references the Trust and the Funds. PBHG Shareholder Services, Inc. ("PBHG SSI"), an affiliate of the Adviser, serves as sub-shareholder servicing agent for the Trust under a sub-shareholder servicing agreement between PBHG SSI and the Administrator. The principal place of business of PBHG SSI is 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087. From time to time, the Trust may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Trust to persons who beneficially own interests in the Trust, such as participants in 401(k) plans. These services may include, among other things, sub-accounting services, answering inquiries relating to the Trust, delivering, on behalf of the Trust, proxy statements, annual reports, updated Prospectuses, other communications regarding the Trust, and related services as the Trust or the beneficial owners may reasonably request. In such cases, the Trust will not compensate such third parties at a rate that is greater than the rate the Trust is currently paying the Trust's Transfer Agent for providing these services to shareholders investing directly in the Trust.

CUSTODIAN

First Union National Bank (the "Custodian"), 123 S. Broad Street, Philadelphia, Pennsylvania 19109, serves as the custodian for the Trust. Prior to May 1, 2002 the Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675 served as the custodian for the Global Technology & Communications Fund. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

COUNSEL AND INDEPENDENT ACCOUNTANTS

Ballard Spahr Andrews & Ingersoll, LLP serves as counsel to the Trust. PricewaterhouseCoopers LLP serves as the independent accountants of the Trust.

                             PORTFOLIO TRANSACTIONS

The Adviser or Sub-Advisers are authorized to select brokers and dealers to effect securities transactions for the Funds. The Adviser or Sub-Advisers will seek to obtain the most favorable net results by taking into account various factors, including price, commission (if any), size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the

Adviser or Sub-Advisers generally seek reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available. The Adviser or Sub-Advisers seek to select brokers or dealers that offer the Funds best price and execution. Only after a broker or dealer is deemed to be qualified and able to deliver best price and execution on a particular transaction, the Adviser or Sub-Advisers may then consider selecting a broker or dealer for one of the following reasons: (1) receipt of research or brokerage execution products and services and (2) receipt of other services which are of benefit to the Funds. In the case of securities traded in the over-the-counter market, the Adviser of the Sub-Advisers expect normally to seek to select primary market makers.

The Adviser or Sub-Advisers may, consistent with the interests of the Funds, select brokers on the basis of the research services they provide to the Adviser or Sub-Advisers. These research services may include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses and providing portfolio performance evaluation and technical market analyses.

Information so received by the Adviser or Sub-Advisers will be in addition to and not in lieu of the services required to be performed by the Adviser or Sub-advisers under the Advisory and Sub-Advisory Agreements. If, in the judgment of the Adviser or Sub-Adviser, a Fund or other accounts managed by the Adviser or Sub-Adviser will be benefited by supplemental research services, the Adviser or Sub-Advisers are authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. The expenses of the Adviser or Sub-Advisers will not necessarily be reduced as a result of the receipt of such information, and such services may not be used exclusively, or at all, with respect to the Fund or account generating the brokerage, and there can be no guarantee that the Adviser or Sub-Advisers will find all of such services of value in advising the Funds.

The Adviser or Sub-Advisers are permitted to allocate portfolio transactions, which generate commissions or commission equivalents from certain accounts to brokers or dealers who provide services directly to or for the managed account. In some instances, these services provided by the broker or dealer may help offset expenses that the account would otherwise pay directly.

The Funds may request that the Adviser or Sub-Advisers direct the Funds' brokerage to offset certain expenses of the Funds. The Adviser or Sub-Advisers, attempt to fulfill directed brokerage subject to achieving best execution. Although the Adviser or Sub-Advisers attempt to satisfy the Funds' direction requests, there can be no guarantee that they will be able to do so. In certain circumstances, the directed broker may not offer the lowest commission rate. This may cause the Funds to pay a higher rate of commission than might otherwise have been available had the Adviser or Sub-Advisers been able to choose the broker or dealer to be utilized.

By directing a portion of a Fund's generated brokerage commissions, the Adviser or Sub-Advisers may not be in a position to negotiate brokerage commissions on the Fund's behalf with respect to transactions effected by the directed broker or dealer, to freely negotiate commission rates or spreads on the basis of the list price and execution, or to commingle or "bunch" orders for purposes of execution with orders for the same securities for other accounts managed by the Adviser or Sub-Advisors. In cases where the Funds have instructed the Adviser or Sub-Advisers to direct brokerage to a particular broker or dealer, orders for the Funds may be placed after brokerage orders for accounts that so not impose such restrictions.

The Funds may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and rules promulgated by the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for the Funds on an exchange if a written contract is in effect between the Distributor and the Fund expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, the Adviser or Sub-Advisers may direct commission business to one or more designated broker-dealers, including the Distributor, in connection with such broker-dealer's payment of certain of the Fund's or the Trust's expenses. In addition, the Adviser or Sub-Adviser may place orders for the purchase or sale of Fund securities with qualified broker-dealers that refer prospective shareholders to the Funds. The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") and subject to seeking best execution and such other policies as the Board of Trustees may determine, the Advisers may consider sales of the Fund's shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

The Trust's Board of Trustees, the Adviser, the Sub-Advisers and the Distributor have each adopted a Code of Ethics pursuant to rule 17j-1 of the 1940 Act governing personal trading by persons who manage, or who have access to, trading activity by the Funds. The Codes of Ethics allow trades to be made in securities that may be held by a Fund. However, it prohibits a person from taking advantage of Fund trades or from acting on inside information. In addition, the Trust's Board of Trustees reviews and approves the codes of ethics of the Adviser, Sub-Advisers and Distributor and any material amendments thereto. The Board also reviews annual reports on issues raised under the Adviser's, Sub-Adviser's and Distributor's codes of ethics during the previous year.

For the fiscal year and periods ended March 31, 2002, 2001and 2000, each of the Funds listed below paid brokerage fees noted in the table below. For certain Funds, the total amount of brokerage commissions paid during the last fiscal year differed materially from the amount paid during the preceding two fiscal years. This difference is due to increased trading resulting from unique buying and selling opportunities in extreme market volatility.

----------------------------------------------------------------------------------------------------------------
                                                                          TOTAL AMOUNT OF BROKERAGE
FUND                                                                          COMMISSIONS PAID
                                                           -----------------------------------------------------
                                                             2000             2001               2002
----------------------------------------------------------------------------------------------------------------
PBHG Growth                                                $1,637,800       $2,264,121         $5,546,664
----------------------------------------------------------------------------------------------------------------
PBHG Emerging Growth                                        $528,249         $331,748          $1,627,958
----------------------------------------------------------------------------------------------------------------
PBHG New Opportunities                                      $259,969          $84,220           $217,756
----------------------------------------------------------------------------------------------------------------
PBHG Large Cap Growth                                       $289,133         $842,087           $760,066
----------------------------------------------------------------------------------------------------------------
PBHG Select Equity                                          $433,169        $1,380,422         $2,330,482
----------------------------------------------------------------------------------------------------------------
PBHG Core Growth                                            $303,739         $173,883           $190,469
----------------------------------------------------------------------------------------------------------------
PBHG Limited                                                $34,782           $43,800           $238,826
----------------------------------------------------------------------------------------------------------------
PBHG Large Cap 20                                           $777,791         $1,255,405        $1,170,057
----------------------------------------------------------------------------------------------------------------
PBHG Large Cap Value                                        $858,386         $4,277,442        $15,052,752
----------------------------------------------------------------------------------------------------------------
PBHG Mid-Cap Value                                          $861,814         $927,327          $2,890,623
----------------------------------------------------------------------------------------------------------------
PBHG Small Cap Value                                        $730,543         $1,104,827        $1,396,504
----------------------------------------------------------------------------------------------------------------
PBHG Focused Value                                          $131,357          $428,627          $721,648
----------------------------------------------------------------------------------------------------------------
PBHG Cash Reserves                                             $0                $0                $0
----------------------------------------------------------------------------------------------------------------
PBHG Technology & Communications                           $2,444,485        $4,107,148        $3,084,206
----------------------------------------------------------------------------------------------------------------
PBHG Global Technology & Communications                        *              $183,608          $212,602
----------------------------------------------------------------------------------------------------------------
PBHG Strategic Small Company                                $237,611          $274,874          $319,703
----------------------------------------------------------------------------------------------------------------
PBHG Clipper Focus                                            $0(5)             $0(5)           $684,235(2)
----------------------------------------------------------------------------------------------------------------
PBHG Disciplined Equity                                       $0(5)             $0(5)           $134,122(4)
----------------------------------------------------------------------------------------------------------------
PBHG IRA Capital Preservation                                 $0(5)             $0(5)              $0(3)
----------------------------------------------------------------------------------------------------------------
PBHG REIT                                                     $0(5)             $0(5)            $89,467(4)
----------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                                                                             PERCENT OF AGGREGATE
                                                                                                   AMOUNT OF
                                                                                                 TRANSACTIONS
                                             AGGREGATE DOLLAR AMOUNT AND PERCENT OF TOTAL    INVOLVING PAYMENT OF
                                                               AMOUNT OF                      COMMISSIONS TO SEI
FUND                                                  BROKERAGE COMMISSIONS PAID                  INVESTMENT
                                                  TO SEI INVESTMENT DISTRIBUTION CO.           DISTRIBUTION CO.
                                                --------------------------------------------------------------------
                                                2000+            2001+           2002+               2002
----------------------------------------------------------------------------------------------------------------
                                               $114,646        $304,390         $51,597
PBHG Growth                                       7%              13%              1%                 37%
----------------------------------------------------------------------------------------------------------------
                                               $36,977          $57,259          $9,820
PBHG Emerging Growth                              7%              17%              1%                 46%
----------------------------------------------------------------------------------------------------------------
                                                $2,600          $6,928            $620
PBHG New Opportunities                            1%              8%               0%                 16%
----------------------------------------------------------------------------------------------------------------
                                                $2,891          $24,197          $3,656
PBHG Large Cap Growth                             1%              3%               0%                 15%
----------------------------------------------------------------------------------------------------------------
                                               $21,658          $97,469          $9,420
PBHG Select Equity                                5%              7%               0%                 28%
----------------------------------------------------------------------------------------------------------------
                                                $3,037          $6,763            $563
PBHG Core Growth                                  1%              4%               0%                 27%
----------------------------------------------------------------------------------------------------------------
                                                $5,913          $8,207           $1,323
PBHG Limited                                     17%              19%              1%                 19%
----------------------------------------------------------------------------------------------------------------
                                               $23,334          $56,160          $6,668
PBHG Large Cap 20                                 3%              4%               1%                 24%
----------------------------------------------------------------------------------------------------------------
                                                $4,292          $9,297           $5,170
PBHG Large Cap Value                              0%              0%               0%                 21%
----------------------------------------------------------------------------------------------------------------
                                                $4,309          $6,902           $4,546
PBHG Mid-Cap Value                                0%              1%               0%                 22%
----------------------------------------------------------------------------------------------------------------
                                                $3,653          $11,762          $3,579
PBHG Small Cap Value                              0%              1%               0%                 32%
----------------------------------------------------------------------------------------------------------------
                                                 $657           $2,127            $958
PBHG Focused Value                                0%              0%               0%                 30%
----------------------------------------------------------------------------------------------------------------
                                                  $0              $0               $0
PBHG Cash Reserves                                0%              0%               0%                 0%
----------------------------------------------------------------------------------------------------------------
                                               $24,445          $77,242          $8,464
PBHG Technology & Communications                  1%              2%               0%                 46%
------------------------------------------- --------------- ---------------- --------------- ----------------------
                                                                $2,175            $395
PBHG Global Technology & Communications           *              1%(1)             0%                 23%
----------------------------------------------------------------------------------------------------------------
                                                $1,118          $3,194            $934
PBHG Strategic Small Company                      0%              1%               0%                 17%
----------------------------------------------------------------------------------------------------------------
PBHG Clipper Focus                                0%              0%              0%(2)               0%(2)
----------------------------------------------------------------------------------------------------------------
PBHG Disciplined Equity                           0%              0%              0%(4)               0%(4)
----------------------------------------------------------------------------------------------------------------
PBHG IRA Capital Preservation                     0%              0%              0%(3)               0%(3)
----------------------------------------------------------------------------------------------------------------

PBHG REIT                                         0%              0%              0%(4)               0%(4)
----------------------------------------------------------------------------------------------------------------

* Not in operation during the period.

+   These commissions were paid to SEI Investment Distribution Co. in connection with repurchase agreement transactions. SEI Investment Distribution Co. served as the Funds' distributor prior to July 16, 2001.

1 For the period from May 31, 2000(commencement of operations) through March 31, 2001.

2 For the period April 30, 2001 through March 31, 2002.

3  For the period October 31, 2001through March 31, 2002.

4 For the period December 31, 2001 through March 31, 2002.

5 For the fiscal years ended April 30, 2000 and 2001, the predecessor to PBHG Clipper Focus Fund paid $153,804 and $707,390, respectively, in brokerage fees. For the fiscal years ended October 31, 2000 and 2001, the predecessor to PBHG IRA Capital Preservation Fund did not pay brokerage fees. For the fiscal years ended December 31, 2000 and 2001, the predecessor to PBHG REIT Fund paid $316,954 and $406,572, respectively, in brokerage fees. Such fees were paid by PBHG REIT Fund beginning after the close of business December 14, 2001. For the fiscal years ended December 31, 2000 and 2001, the predecessor to PBHG Disciplined Equity Fund paid $475,502 and $481,047, respectively, in brokerage fees.

                              DESCRIPTION OF SHARES

The Trust may issue an unlimited number of shares for each Fund and may create additional portfolios of the Trust. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Fund available for distribution to shareholders. Shareholders have no preemptive rights. All consideration received by the Trust for shares of any Fund and all assets in which such consideration is invested would belong to that Fund and would be subject to the liabilities related thereto.

                                  VOTING RIGHTS

Each share held entitles a shareholder to one vote for each dollar of net asset value of shares held by the shareholder. Shareholders of each Fund of the Trust will vote separately on matters relating solely to it, such as approval of advisory agreements and changes in fundamental policies, and matters affecting some but not all Funds will be voted on only by shareholders of the affected Funds. Shareholders of all Funds of the Trust will vote together in matters affecting the Trust generally, such as the election of Trustees or selection of accountants. Shareholders of the PBHG Class of the Trust will vote separately on matters relating solely to the PBHG Class and not on matters relating solely to the Advisor Class of the Trust and vice versa. The Trust is not required to hold annual meetings of shareholders but shareholder approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. The Trust Agreement provides that the Trustees of the Trust shall hold office during the existence of the Trust, except as follows: (a) any Trustee may resign or retire; (b) any Trustee may be removed by a vote of at least two-thirds of the outstanding shares of the Trust at a meeting, or at any time by written instrument signed by at least two-thirds of the Trustees and specifying when such removal becomes effective; (c) any Trustee who has become incapacitated and is unable to serve may be removed by a written instrument signed by a majority of the Trustees; or (d) any Trustee who has died shall be terminated upon the date of his death.

Under Delaware law, shareholders of a Delaware business trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations; however, there is a remote possibility that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Agreement and Declaration of Trust and the By-Laws (the "Governing Instruments") provide for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations and the complaining party was held not to be bound by the liability disclaimer.

The Governing Instruments provide indemnification for current and former trustees, officers, employees and agents of the Trust to the fullest extent permitted by Delaware law and other applicable law. Trustees of the Trust may be personally liable to the Trust and its shareholders by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties or by reason of reckless disregard of their duties as trustees.

                       PURCHASES AND REDEMPTIONS OF SHARES

Purchases and redemptions may be made on any day on which the New York Stock Exchange is open for business. Currently, the following holidays are observed by the Trust: New Year's Day, Presidents' Day, Martin Luther King, Jr.'s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of the Funds are offered on a continuous basis.

PURCHASES

You may purchase shares of each Fund directly through DST Systems, Inc., the Trust's Transfer Agent. You may also purchase shares of each Fund through certain broker-dealers or other financial institutions that are authorized to sell you shares of the Funds. Such financial institutions may charge you a fee for this service in addition to the Fund's NAV. Shares of each Fund are offered only to residents of states in which such shares are eligible for purchase.

You may place orders by mail, wire or telephone. If market conditions are extraordinarily active, or if severe weather or other emergencies exist, and you experience difficulties placing orders by telephone, you may wish to consider placing your order by other means, such as mail or overnight delivery.

You may also purchase shares of each Fund through certain broker-dealers or other financial institutions that are authorized to sell you shares of the Funds. Such financial institutions may charge you a fee for this service in addition to each Fund's public offering price.

Neither the Trust nor the Transfer Agent will be responsible for any loss, liability, cost or expenses for acting upon wire instructions, or telephone instructions that it reasonably believes to be genuine. The Trust and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions.

Each Fund reserves the right to reject any purchase order or to suspend or modify the continuous offering of its shares. For example, the investment opportunities for small or medium capitalization companies may from time to time be more limited than those in other sectors of the stock market. Therefore, in order to retain adequate investment flexibility, the Adviser may from time to time recommend to the Board of Trustees of the Trust that a Fund which invests extensively in such companies indefinitely discontinue the sale of its shares to new investors (other than Trustees, officers and employees of the Adviser, each of the sub-advisers and their affiliated companies). In such event, the Board of Trustees would determine whether such discontinuance is in the best interests of the applicable Fund and its shareholders. Shares of the PBHG Limited Fund are currently offered only to existing shareholders of the PBHG Class shares of the Fund. Shares of the PBHG New Opportunities Fund are currently offered only to the following: (a) subsequent investments by persons who were shareholders on or before November 12, 1999 (Closing Day); (b) new and subsequent investments made by discretionary advised clients of the Adviser and its affiliates and by employees of the Adviser and its affiliates; and (c) new and subsequent investments by pension, profit-sharing or other employee benefit plans created pursuant to a plan qualified under Section 401 of the Internal Revenue Code (the
Code) or plans under Section 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code. The PBHG Limited Fund and the PBHG New Opportunities Fund may recommence offering their shares to new investors in the future, provided that the Board of Trustees determines that doing so would be in the best interest of the Fund and its shareholders.

PBHG IRA Capital Preservation Fund is only available to purchasers in certain retirement plans. See the Prospectus for more details.

MINIMUM INVESTMENT

The minimum initial investment in each Fund (other than the New Opportunities Fund, Limited Fund and Strategic Small Company Fund) is $2,500 for regular accounts and $2,000 for traditional or Roth IRAs. The minimum initial investment in the New Opportunities Fund is $10,000 and in the Limited Fund and the Strategic Small Company Fund is $5,000 for regular accounts and $2,000 for traditional or Roth IRAs. The New Opportunities and Limited Funds are currently closed to new shareholders. However, investors who establish a Systematic Investment Plan, as described below, with a minimum investment of $25 per month may at the same time open a regular account or traditional or Roth IRA with any Fund with a minimum initial investment of $500. There is no minimum for subsequent investments. The Distributor may waive the minimum initial investment amount at its discretion. No minimum applies to subsequent purchases effected by dividend reinvestment. As described below, subsequent purchases through the Trust's Systematic Investment Plan must be at least $25.

INITIAL PURCHASE BY MAIL

An account may be opened by mailing a check or other negotiable bank draft payable to PBHG Funds for at least the minimum initial amount specified above for regular and IRA accounts, and a completed Account Application to PBHG FUNDS, P.O. BOX 219534, KANSAS CITY, MISSOURI 64121-9534. The Trust will not accept third-party checks, i.e., a check not payable to PBHG Funds or a Fund for initial or subsequent investments.

ADDITIONAL PURCHASES BY PHONE (TELEPHONE PURCHASE)

You may purchase additional shares by telephoning the Transfer Agent at 1-800-433-0051. THE MINIMUM TELEPHONE PURCHASE IS $1,000, AND THE MAXIMUM IS FIVE TIMES THE NET ASSET VALUE OF SHARES HELD BY THE SHAREHOLDER ON THE DAY PRECEDING SUCH TELEPHONE PURCHASE FOR WHICH PAYMENT HAS BEEN RECEIVED. The telephone purchase will be made at the offering price next computed after the receipt of the call by the Transfer Agent. Payment for the telephone purchase must be received by the Transfer Agent within seven days. If payment is not received within seven days, you will be liable for all losses incurred by the Trust as a result of the cancellation of such purchase.

INITIAL PURCHASE BY WIRE

If you have an account with a commercial bank that is a member of the Federal Reserve System, you may purchase shares of the Funds by requesting your bank to transmit funds by wire. Before making an initial investment by wire, you must first telephone 1-800-433-0051 to receive an Account Application and be assigned an account number. The Account Application must be received prior to receipt of the wire. Your name, account number, taxpayer identification number or Social Security Number, and address must be specified in the wire. All wires must be received by 2:00 p.m. Eastern Time for the Cash Reserves Fund and 4:00 p.m. Eastern Time for all other Funds to be effective on that day. In addition, an original Account Application should be promptly forwarded to: PBHG Funds, P.O. Box 219534, Kansas City, Missouri 64121-9534. All wires must be sent as follows:
United Missouri Bank of Kansas City, N.A.; ABA #10-10-00695; for Account Number 98705-23469; Further Credit: [name of Fund, your name, your social security number or tax id number and your assigned account number].

ADDITIONAL PURCHASES BY WIRE

Additional investments may be made at any time through the wire procedures described above, which must include your name and account number. Your bank may impose a fee for investments by wire.

PURCHASE BY ACH

If you have made this election, shares of each Fund may be purchased via Automated Clearing House ("ACH"). Investors purchasing via ACH should complete the bank information section on the Account Application and attach a voided check or deposit slip to the Account Application. This option must be established on your account at least 15 days prior to your initiating an ACH transaction. The maximum purchase allowed through ACH is $100,000.

GENERAL INFORMATION REGARDING PURCHASES

A purchase order will be effective as of the day received by the Transfer Agent if the Transfer Agent receives sufficient information to execute the order and receives payment before 2:00 p.m. Eastern Time for the Cash Reserves Fund and 4:00 p.m. Eastern Time for all other Funds. Payment may be made by check or readily available funds. You may purchase shares of each fund directly through the Trust's transfer agent. Except for the Cash Reserve Fund, the price per share you will pay to invest in a Fund is its net asset value per share (NAV) next calculated after the transfer agent or other authorized representative accepts your order. If you purchase shares of the Cash Reserve Fund by wire transfer in the form of Federal Funds, the price per share you will pay is that Fund's next calculated net asset value. If you purchase shares of the Cash Reserve Fund by check or other negotiable bank draft, the price per share you will pay is that Fund's net asset value as calculated on the next business day after receipt of the check or bank draft. Purchases will be made in full and fractional shares of a Fund calculated to three decimal places. The Trust will not issue certificates representing shares of the Funds.

In order for your purchase order to be effective on the day you place your order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 2:00 p.m. Eastern Time for the Cash Reserves Fund and 4:00 p.m. Eastern Time for all other Funds and
(ii) promptly transmit the order to the Transfer Agent. See "Determination of Net Asset Value" below. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders to the Transfer Agent so that you may receive the same day's net asset value.

If a check received for the purchase of shares does not clear, the purchase will be canceled, and you could be liable for any losses or fees incurred by the Trust. The Trust reserves the right to reject a purchase order when the Trust determines that it is not in the best interests of the Fund or its shareholders to accept such an order.

REDEMPTIONS

Redemption orders received by the Transfer Agent prior to 2:00 p.m. Eastern Time for the Cash Reserves Fund and 4:00 p.m. Eastern Time for each of the other Funds on any Business Day will be effective that day. The redemption price of shares is the net asset value per share of a Fund next determined after the redemption order is effective. Payment of redemption proceeds will be made as promptly as possible and, in any event, within seven days after the redemption order is received, provided, however, that redemption proceeds for shares purchased by check (including certified or cashier's checks) or by ACH will be forwarded only upon collection of payment for such shares; collection of payment may take up to 15 days from the date of purchase.

You may also redeem shares of each Fund through certain broker-dealers and other financial institutions at which you maintain an account. Such financial institutions may charge you a fee for this service.

In order for your redemption order to be effective on the day you place your redemption order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 2:00 p.m. Eastern Time for the Cash Reserves Fund and 4:00 p.m. Eastern Time for each other Fund and (ii) promptly transmit the order to the Transfer Agent. See "Determination of Net Asset Value" below. The financial institution is responsible for promptly transmitting redemption orders to the Transfer Agent so that your shares are redeemed at the same day's net asset value per share.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Funds in lieu of cash. Each PBHG Fund has made an election pursuant to Rule 18f-1 under the 1940 Act by which such Fund has committed itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (1) $250,000 or (2) one percent of the net asset value of the Fund at the beginning of such 90-day period. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions and will be exposed to market risk until the securities are converted to cash. In addition, in-kind distributions may include illiquid securities which shareholders may be unable to dispose of at the time or price desired.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of a Fund for any period during which the New York Stock Exchange, the Adviser, the Administrator, Sub-Administrator, the Transfer Agent and/or the Custodian are not open for business.

You may receive redemption payments in the form of a check or by Federal Reserve wire or ACH transfer.

The PBHG IRA Capital Preservation Fund charges a 2.00 % redemption fee for redemption of shares held less than twelve months. See the Prospectus for more details.

BY MAIL

There is no charge for having a check for redemption proceeds mailed to you.

BY TELEPHONE

Redemption orders may be placed by telephone, provided that this option has been selected. Shares held in IRA accounts are not eligible for this option and must be redeemed by written request. Neither the Trust nor the Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions. If reasonable procedures are not employed, the Trust and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions.

If market conditions are extraordinarily active, or other extraordinary circumstances exist and you experience difficulties placing redemption orders by telephone, you may wish to consider placing your order by other means, such as mail or overnight delivery. The Trust will not accept redemption requests for an amount greater than $50,000 by telephone instruction, except for cases where the proceeds of the redemption request are transmitted by Federal wire to a pre-established checking account. Such redemption requests must be received in writing and be signature guaranteed.

BY WIRE

The Transfer Agent will deduct a wire charge, currently $10.00, from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder. Shareholders cannot receive proceeds from redemptions of shares of a Fund by Federal Reserve wire on federal holidays restricting wire transfers.

BY ACH

The Trust does not charge for ACH transactions; however, proceeds from such transactions will not be posted to your bank account until the second Business Day following the transaction. In order to process a redemption by ACH, banking information must be established on your account at least 15 days prior to initiating a transaction. A voided check or deposit slip must accompany requests to establish this option.

CHECK WRITING (CASH RESERVES FUND ONLY)

Check writing service is offered free of charge to shareholders of the Cash Reserves Fund. If you have an account balance of $5,000 or more, you may redeem shares by writing checks on your account for $250 or more. To establish this privilege, please call 1-800-433-0051 to request a signature card. Once you have signed and returned a signature card, you will receive a supply of checks. A check may be made payable to any person, and your account will continue to earn dividends until the check clears. Because of the difficulty of determining in advance the exact value of your account, you may not use a check to close your account. Your account will be charged a fee for stopping payment of a check upon your request, or if the check cannot be honored because of insufficient funds or other valid reasons.

SIGNATURE GUARANTEES

A signature guarantee is a widely accepted way to protect you by verifying the signature on certain redemption requests. The Fund requires signature guarantees to be provided in the following circumstances: (1) written requests for redemptions in excess of $50,000; (2) all written requests to wire redemption proceeds; (3) redemption requests that provide that the redemption proceeds should be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account; and (4) redemptions requesting proceeds to be sent to a new address or an address that has been changed within the past 30 days; (5) requests to transfer the registration of shares to another owner; (6) written requests to add telephone exchange and telephone redemption options to an account; and (7) changes in previously designated wiring instructions. These requirements may be waived or modified upon notice of shareholders. Signature guarantees can be obtained from any of the following institutions: a national or state bank, a trust company, a federal savings and loan association, or a broker-dealer that is a member of a national securities exchange. The Trust does not accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

SHAREHOLDER INQUIRIES AND SERVICES OFFERED

If you have any questions about the Funds or the shareholder services described below, please call the Trust at 1-800-433-0051. Written inquiries should be sent to DST SYSTEMS, INC., P.O. BOX 219534, KANSAS CITY, MISSOURI 64121-9534. The Trust reserves the right to amend the shareholder services described below or to change the terms or conditions relating to such services upon 60 days' notice to shareholders. You may, however, discontinue any service you select, provided that with respect to the Systematic Investment and Systematic Withdrawal Plans described below, the Trust's Transfer Agent receives your notification to discontinue such service(s) at least ten (10) days before the next scheduled investment or withdrawal date.

SYSTEMATIC INVESTMENT AND SYSTEMATIC WITHDRAWAL PLANS

For your convenience, the Trust provides plans that enable you to add to your investment or withdraw from your account(s) with a minimum of paperwork. You can utilize these plans by simply completing the appropriate section of the Account Application.

(1) SYSTEMATIC INVESTMENT PLAN. The Systematic Investment Plan is a convenient way for you to purchase shares in the Funds at regular monthly or quarterly intervals selected by you. The Systematic Investment Plan enables you to achieve dollar-cost averaging with respect to investments in the Funds despite their fluctuating net asset values through regular purchases of a fixed dollar amount of shares in the Funds. Dollar-cost averaging brings discipline to your investing. Dollar-cost averaging results in more shares being purchased when a Fund's net asset value is relatively low and fewer shares being purchased when a Fund's net asset value is relatively high, thereby helping to decrease the average price of your shares. Investors who establish a Systematic Investment Plan may open an account with a minimum balance of $500. Through the Systematic Investment Plan, shares are purchased by transferring monies (minimum of $25 per transaction per Fund) from your designated checking or savings account. Your systematic investment in the Fund(s) designated by you will be processed on a regular basis at your option beginning on or about either the first or fifteenth day of the month or quarter you select. This Systematic Investment Plan must be established on your account at least 15 days prior to the intended date of your first systematic investment.

(2) SYSTEMATIC WITHDRAWAL PLAN. The Systematic Withdrawal Plan provides a convenient way for you to receive current income while maintaining your investments in the Fund(s). The Systematic Withdrawal Plan permits you to have payments of $50 or more automatically transferred from your account(s) in the Fund(s) to your designated checking or savings account on a monthly, quarterly, or semi-annual basis. The Systematic Withdrawal Plan also provides the option of having a check mailed to the address of record for your account. In order to start this Plan, you must have a minimum balance of $5,000 in any account using this feature. Your systematic withdrawals will be processed on a regular basis beginning on or about either the first or fifteenth day of the month, quarter or semi-annual period you select.

EXCHANGE PRIVILEGES

Once payment for your shares has been received (i.e., an account has been established) and your payment has been converted to Federal funds, you may exchange some or all of your shares for shares of the other Funds of the Trust currently available to the public. However, if you own shares of any Fund other than the Cash Reserves Fund, you are limited to four (4) exchanges annually from such Fund to the Cash Reserves Fund. Exchanges are made at net asset value. The Trust reserves the right to change the terms and conditions of the exchange privilege discussed herein, or to terminate the exchange privilege, upon sixty
(60) days' notice. Exchanges will be made only after proper instructions in writing or by telephone are received for an established account by the Transfer Agent.

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The exchange privilege may be exercised only in those states where the shares of the new Fund may legally be sold.

TAX-SHELTERED RETIREMENT PLANS

A variety of retirement plans, including IRAs, SEP-IRAs, 401(a) Keogh and corporate money purchase pension and profit sharing plans, and 401(k) and 403(b) plans are available to investors in the Fund.

(1) TRADITIONAL IRAS. You may save for your retirement and shelter your investment income from current taxes by either: (a) establishing a new traditional IRA; or (b) "rolling-over" to the Trust monies from other IRAs or lump sum distributions from a qualified retirement plan. If you are between 18 and 70 1/2 years of age, you can use a traditional IRA to invest up to $2,000 per year of your earned income in any of the Funds. You may also invest up to $2,000 per year in a spousal IRA if your spouse has no earned income. There is a $10.00 annual maintenance fee charged to traditional IRA investors. If you maintain IRA accounts in more than one Fund of the Trust, you will only be charged one fee. This fee can be prepaid or will be debited from your account if not received by the announced deadline. Please see the information below for changes to the annual contribution limit.

(2) ROTH IRAS. Roth IRAs are similar to traditional IRAs in many respects and provide a unique opportunity for qualifying individuals to accumulate investment earnings tax-free. Contributions to Roth IRAs are not tax-deductible (while contributions to traditional IRAs may be), however, if you meet the distribution requirements, you can withdraw your investments without paying any taxes on the earnings. In addition to establishing a new Roth IRA, you may be eligible to convert a traditional IRA into a Roth IRA. Maintenance fees charged for Roth IRAs are similar to those for traditional IRAs.

On June 7, 2001, the Economic Growth and Tax Relief Reconciliation Act of 2001 was signed into law and makes significant changes to the annual contribution limits. The current $2,000 annual contribution limit that applies to Traditional and Roth IRAs will increase gradually from $3,000 in 2002 to $5,000 in 2008. After 2008, the limit will be adjusted for inflation in $500 increments.

         Traditional and Roth IRA Contribution Limits:

            Tax Years      Max. Annual Contribution

            2001           $2,000
            2002-2004      $3,000
            2005-2007      $4,000
            2008           $5,000
            2009-2010      Indexed to Inflation

The new tax law will permit individuals age 50 and over to make catch-up contributions to IRAs as follows:

                    Year                      Limit
                 2002-2005                     $500
                 2006-2010                    $1,000

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

The annual maximum IRA contribution must be made before annual catch-up contributions are made.

(3) SEP-IRAS. If you are a self-employed person, you can establish a Simplified Employee Pension Plan ("SEP-IRA"). A SEP-IRA is designed to provide persons with self-employed income (and their eligible employees) with many of the same tax advantages as a Keogh, but with fewer administrative requirements.

(4) 401(A) KEOGH AND CORPORATE RETIREMENT PLANS. Both a prototype money purchase pension plan and a profit sharing plan, which may be used alone or in combination, are available for self-employed individuals and their partners and corporations to provide tax-sheltered retirement benefits for individuals and employees.

(5) 401(K) PLANS. Through the establishment of a 401(k) plan by a corporation of any size, employees can invest a portion of their wages in the Funds on a tax-deferred basis in order to help them meet their retirement needs.

(6) 403(B) PLANS. Section 403(b) plans are custodial accounts which are available to employees of most non-profit organizations and public schools.

OTHER SPECIAL ACCOUNTS

The Trust also offers the following special accounts to meet your needs:

(1) COVERDELL EDUCATION SAVINGS ACCOUNTS ("ESAS) (FORMERLY EDUCATION IRAS). For taxable years beginning after December 31, 1997, Education IRAs were created exclusively for the purpose of paying qualified higher education expenses of designated beneficiaries. The contribution limit that applies to ESAs (formerly Education IRAs) will increase to $2,000 starting in 2002, and in addition to college expenses, amounts may be used for elementary and secondary education expenses, including expenses incurred in the purchase of a computer system, educational software and Internet access for a child. The phase-out range for married couples filing a joint return for making contributions to these plans has been raised to adjusted gross income between $190,000 and $220,000. Like traditional and Roth IRAs, ESAs provide an opportunity for your investment to grow tax-free until distributed. Contributions to an ESA are not tax deductible, however, but withdrawals can be made tax-free if used to pay eligible education expenses. Contributions to an ESA can be made on behalf of a child under age 18. There is a $7.00 annual maintenance fee charged to ESAs. The fee can be prepaid or will be deducted from your account if not received by the announced deadline.

(2) UNIFORM GIFT TO MINORS/UNIFORM TRANSFERS TO MINORS. By establishing a Uniform Gift to Minors Account/Uniform Transfers to Minors Account with the Trust you can build a fund for your children's education or a nest egg for their future and, at the same time, potentially reduce your own income taxes.

(3) CUSTODIAL AND FIDUCIARY ACCOUNTS. The Trust provides a convenient means of establishing custodial and fiduciary accounts for investors with fiduciary responsibilities.

For further information regarding any of the above retirement plans and accounts, please call toll free at 1-800-433-0051. Retirement investors may, however, wish to consult with their own tax counsel or adviser.

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

MINIMUM ACCOUNT SIZE

Due to the relatively high cost of maintaining smaller accounts, the Trust will impose an annual $12.00 minimum account charge and reserves the right to redeem shares in any non-retirement account if, as the result of redemptions, the value of any account drops below the minimum initial investment amount, specified above, for each Fund. See "Minimum Investment" and "Systematic Investment and Systematic Withdrawal Plans" for minimum investments. You will be allowed at least 60 days, after notice from the Trust, to make an additional investment to bring your account value up to at least the applicable minimum account size before the annual $12.00 minimum account fee is charged and/or the redemption of a non-retirement account is processed. The applicable minimum account charge will be imposed annually on any such account until the account is brought up to the applicable minimum account size.

                        DETERMINATION OF NET ASSET VALUE

The purchase and redemption price of the shares of a class of a Fund is equal to its NAV attributable to such class. Each Fund, other than Cash Reserves Fund, calculates the NAV for each of its share classes by subtracting the liabilities from the total assets attributable to a class and dividing the result by the total number of shares outstanding of such a class. Net asset value per share is determined daily, normally as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on any Business Day. The net asset value per share of each Fund, other than the Cash Reserves Fund, is listed under PBHG in the mutual fund section of most major daily newspapers, including The Wall Street Journal.

The securities of each Fund are valued by the Sub-Administrator. The Sub-Administrator will use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as trade quotations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

Fund securities listed on an exchange or quoted on a national market system are valued at the last sales price. Other securities are quoted at the last bid price. In the event a listed security is traded on more than one exchange, it is valued at the last sale price on the exchange on which it is principally traded. If there are no transactions in a security during the day, it is valued at the most recent bid price. However, debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations are valued at amortized cost. Securities and other assets held by the Trust for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.

The net asset value per share of the PBHG Cash Reserves Fund is calculated by adding the value of securities and other assets, subtracting liabilities and dividing by the number of outstanding shares. Securities will be valued by the amortized cost method which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which a security's value, as determined by this method, is higher or lower than the price the Fund would receive if it sold the instrument. Net asset value per share is determined daily as of 2:00 p.m. Eastern Time on each Business Day. During periods of declining interest rates, the daily yield of the PBHG Cash Reserves Fund may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by the PBHG Cash Reserves Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the PBHG Cash Reserves Fund would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing investors in the Fund would experience a lower yield. The converse would apply in a period of rising interest rates.

The use of amortized cost valuation by the PBHG Cash Reserves Fund and the maintenance of the Fund's net asset value at $1.00 are permitted by regulations set forth in Rule 2a-7 under the 1940 Act, provided that certain conditions are met. Under Rule 2a-7 as amended, a money market portfolio must maintain a dollar-weighted average maturity in the Fund of 90 days or less and not purchase any instrument having a remaining maturity of more than 397 days. In addition, money market funds may acquire only U.S. dollar denominated obligations that present minimal credit risks and that are "eligible securities" which means they are (i) rated, at the time of investment, by at least two nationally recognized security rating organizations (one if it is the only organization rating such obligation) in the highest short-term rating category or, if unrated, determined to be of comparable quality (a "first tier security"), or (ii) rated according to the foregoing criteria in the second highest short-term rating category or, if unrated, determined to be of comparable quality ("second tier security"). The Adviser will determine that an obligation presents minimal credit risks or that unrated instruments are of comparable quality in accordance with guidelines established by the Trustees. The Trustees must approve or ratify the purchase of any unrated securities or securities rated by only one rating organization. In addition, investments in second tier securities are subject to the further constraints that (i) no more than 5% of the Fund's assets may be invested in such securities in the aggregate, and (ii) any investment in such securities of one issuer is limited to the greater of 1% of the Fund's total assets or $1 million. The regulations also require the Trustees to establish procedures which are reasonably designed to stabilize the net asset value per share at $1.00 for the Fund. However, there is no assurance that the Fund will be able to meet this objective. The Fund's procedures include the determination of the extent of deviation, if any, of the Fund's current net asset value per unit calculated using available market quotations from the Fund's amortized cost price per share at such intervals as the Trustees deem appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds 1/2 of 1%, the Trustees are required to consider promptly what action, if any, should be initiated. If the Trustees believe that the extent of any deviation may result in material dilution or other unfair results to shareholders, the Trustees are required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. In addition, if any Fund incurs a significant loss or liability, the Trustees have the authority to reduce pro rata the number of shares of that Fund in each shareholder's account and to offset each shareholder's pro rata portion of such loss or liability from the shareholder's accrued but unpaid dividends or from future dividends.

Pursuant to IRA Capital Preservation Fund's fair valuation procedures, the Wrapper Agreement's value generally will be equal to the difference between the Book Value and the Market Value (plus accrued interest on the underlying securities) of the applicable Covered Assets. If the Market Value (plus accrued interest on the underlying securities) of the Covered Assets is greater than their Book Value, the Wrapper Agreement's value will be reflected as a liability of the Fund in the amount of the difference, i.e., a negative value, reflecting the potential liability of the Fund to the Wrapper Provider. If the Market Value (plus accrued interest on the underlying securities) of the Covered Assets is less than their Book Value, the Wrapper Agreement's value will be reflected as an asset of the Fund in the amount of the difference, i.e., a positive value, reflecting potential liability of the Wrapper Provider to the Fund. In performing its fair value determination, the Fund's Board expects to consider the creditworthiness and ability of a Wrapper Provider to pay amounts due under the Wrapper Agreement. If the Fund's Board determines that a Wrapper Provider is unable to make such payments or that the Wrapper Provider's creditworthiness has declined, the Board may assign a fair value to the Wrapper Agreement that is less than the difference between Book Value and the Market Value (plus accrued interest on the underlying securities) of the applicable Covered Assets and the Fund might be unable to maintain NAV stability, and the net asset value per share of the Fund may decline.

                                      TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Funds or their shareholders. Accordingly, you are urged to consult your tax advisors regarding specific questions as to federal, state and local income taxes.

FEDERAL INCOME TAX

The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other Funds. Each Fund intends to continue to qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. In order to qualify for treatment as a RIC under the Code, each Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement"). In addition to the Distribution Requirement, each Fund must meet several other requirements. Among these requirements are the following: (i) each Fund must derive at least 90% of its gross income in each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts derived with respect to the Fund's business of investing in such stock, securities or currencies) (the "Income Requirement"); (ii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and securities of other issuers, with such securities of other issuers limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) no more than 25% of the value of a Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses ((ii) and (iii) collectively, the "Asset Diversification Test").

For purposes of the Asset Diversification Test, it is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or foreign government backing the particular currency. Consequently, a Fund may find it necessary to seek a ruling from the Internal Revenue Service on this issue or to curtail its trading in forward foreign currency exchange contracts in order to stay within the limits of the Asset Diversification Test.

For purposes of the Income Requirement, foreign currency gains (including gains from options, futures or forward contracts on foreign currencies) that are not "directly related" to a Fund's principal business may, under regulations not yet issued, be excluded from qualifying income.

If a Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates on its net investment income and net capital gain without any deductions for amounts distributed to shareholders. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of that Fund's current and accumulated earnings and profits and such distributions will generally be eligible for the corporate dividends-received deduction.

PORTFOLIO DISTRIBUTIONS

Notwithstanding the Distribution Requirement described above, which requires only that a Fund distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of that calendar year, plus certain other amounts. Each Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for the federal excise tax.

Treasury regulations permit a RIC in determining its investment company taxable income and undistributed net capital gain for any taxable year to elect to treat all or part of any net capital loss, any net long-term capital loss, or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

Each Fund will distribute all of its net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from net investment income will be taxable to shareholders as ordinary income whether received in cash or in additional shares. Dividends from net investment income will qualify for the dividends-received deduction for corporate shareholders only to the extent such distributions are derived from dividends paid by domestic corporations. It can be expected that only certain dividends of a Fund will qualify for that deduction. Any net capital gains will be distributed annually and will be taxed to shareholders as long-term capital gains, regardless of how long the shareholder has held shares and regardless of whether the distributions are received in cash or in additional shares. The Funds will make annual reports to shareholders of the federal income tax status of all distributions, including the amount of dividends eligible for the dividends-received deduction.

Certain debt securities purchased by the Funds (such as U.S. Treasury STRIPS, defined in "Glossary of Permitted Investments" below) are sold with original issue discount and thus do not make periodic cash interest payments. Each Fund will be required to include as part of its current net investment income the accrued discount on such obligations for purposes of the distribution requirement even though the Fund has not received any interest payments on such obligations during that period. Because a Fund distributes all of its net investment income to its shareholders, the Fund may have to sell portfolio securities to distribute such accrued income, which may occur at a time when the Adviser or sub-adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

Income received on direct U.S. obligations is exempt from income tax at the state level when received directly by a Fund and may be exempt, depending on the state, when received by a shareholder as income dividends from a Fund provided certain state-specific conditions are satisfied. Not all states permit such income dividends to be tax exempt and some require that a certain minimum percentage of an investment company's income be derived from state tax-exempt interest. Each Fund will inform shareholders annually of the percentage of income and distributions derived from direct U.S. obligations. You should consult your tax advisor to determine whether any portion of the income dividends received from a Fund is considered tax exempt in your particular state.

Dividends declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year, if paid by the Fund at any time during the following January.

WITHHOLDING

In certain cases, a Fund will be required to withhold, and remit to the U.S. Treasury, 31% of any distributions paid to a shareholder who (i) has failed to provide a correct taxpayer identification number, (ii) is subject to backup withholding by the Internal Revenue Service, or (iii) has not certified to the Fund that such shareholder is not subject to backup withholding; however, The Economic Growth and Tax Relief Reconciliation Act of 2001 reduces the backup withholding rate to 30.5% for distributions made after August 6, 2001 and further provides for a phased reduction to 28% for years 2006 and thereafter.

REDEMPTION OR EXCHANGE OF SHARES

Upon a redemption or exchange of shares, a shareholder will recognize a taxable gain or loss depending upon his or her basis in the shares. Unless the shares are disposed of as part of a conversion transaction, such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's holding period for the shares. Any loss recognized by a shareholder on the sale of Fund shares held six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

Any loss recognized on a sale or exchange will be disallowed to the extent that Fund shares are sold and replaced within the 61-day period beginning 30 days before and ending 30 days after the disposition of such shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Shareholders should particularly note that this loss disallowance rule applies even where shares are automatically replaced under the dividend reinvestment plan.

INVESTMENT IN FOREIGN FINANCIAL INSTRUMENTS

Under Code Section 988, gains or losses from certain foreign currency forward contracts or fluctuations in currency exchange rates will generally be treated as ordinary income or loss. Such Code Section 988 gains or losses will increase or decrease the amount of a Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gains. Additionally, if Code
Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to pay any ordinary income dividends, and any such dividends paid before the losses were realized, but in the same taxable year, would be recharacterized as a return of capital to shareholders, thereby reducing the tax basis of Fund shares.

HEDGING TRANSACTIONS

Some of the forward foreign currency exchange contracts, options and futures contracts that the Funds may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss.

Generally, the hedging transactions in which the Funds may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Transactions that may be engaged in by certain of the Funds (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under section 1259 of the Code if a Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).

Because application of the straddle, conversion transaction and constructive sale rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle or investment positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such transactions.

Requirements relating to each Fund's tax status as a RIC may limit the extent to which a Fund will be able to engage in transactions in options and futures contracts.

STATE TAXES

Distributions by a Fund to shareholders and the ownership of shares may be subject to state and local taxes.


FOREIGN SHAREHOLDERS

Dividends from a Fund's investment company taxable income and distributions constituting returns of capital paid to a nonresident alien individual, a foreign trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") generally will be subject to U.S. withholding tax at a rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from a Fund's Foreign Tax Credit Election, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign taxes treated as having been paid by them.

A foreign shareholder generally will not be subject to U.S. taxation on gain realized upon the redemption or exchange of shares of a Fund or on capital gain dividends. In the case of a foreign shareholder who is a nonresident alien individual, however, gain realized upon the sale or redemption of shares of a Fund and capital gain dividends ordinarily will be subject to U.S. income tax at a rate of 30% (or lower applicable treaty rate) if such individual is physically present in the U.S. for 183 days or more during the taxable year and certain other conditions are met. In the case of a foreign shareholder who is a nonresident alien individual, the Funds may be required to withhold U.S. federal income tax at a rate of 31% unless proper notification of such shareholder's foreign status is provided (however, this rate is reduced to 30.5% after August 6, 2001 and further reduced in phases to 28% for years 2006 and thereafter under The Economic Growth and Tax Relief Reconciliation Act of 2001).

Notwithstanding the foregoing, if distributions by the Funds are effectively connected with a U.S. trade or business of a foreign shareholder, then dividends from such Fund's investment company taxable income, capital gains, and any gains realized upon the sale of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in any of the Funds.

MISCELLANEOUS CONSIDERATIONS

The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on July 1, 2002. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Prospective shareholders are encouraged to consult their tax advisors as to the consequences of these and other U.S., state, local, and foreign tax rules affecting investments in the Fund.

                             PERFORMANCE ADVERTISING

From time to time, each Fund may advertise its yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made regarding actual future yields or returns. For Funds other than the Cash Reserves Fund, yield refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment.

Each Fund may periodically compare its performance to that of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical Services, Inc.) or by financial and business publications and periodicals, broad groups of comparable mutual funds, unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs and other investment alternatives. Each Fund may quote services such as Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance, and Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. Each Fund may use long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. Each Fund may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

Each Fund may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

The performance of each Fund's Advisor Class shares will be lower than that of the Fund's PBHG Class shares because of the additional Rule 12b-1 shareholder servicing expenses charged to Advisor Class shares.

                              COMPUTATION OF YIELD

From time to time the PBHG Cash Reserves Fund may advertise their "current yield" and "effective compound yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the PBHG Cash Reserves Fund refer to the income generated by an investment in the PBHG Cash Reserves Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the PBHG Cash Reserves Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

The current yield of the PBHG Cash Reserves Fund will be calculated daily based upon the seven days ending on the date of calculation ("base period"). The yield is computed by determining the net change (exclusive of capital changes and income other than investment income) in the value of a hypothetical pre-existing shareholder account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing such net change by the value of the account at the beginning of the same period to obtain the base period return and multiplying the result by (365/7). Realized and unrealized gains and losses are not included in the calculation of the yield. The effective compound yield of the PBHG Cash Reserves Fund are determined by computing the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield = ((Base Period Return + 1) 365/7) - 1. The current and the effective yields reflect the reinvestment of net income earned daily on portfolio assets.

The yield of the PBHG Cash Reserves Fund fluctuate, and the annualization of a week's dividend is not a representation by the Fund as to what an investment in the PBHG Cash Reserves Fund will actually yield in the future. Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments the PBHG Cash Reserves Fund invest in, changes in interest rates on money market instruments, changes in the expenses of the PBHG Cash Reserves Fund and other factors.

Yields are one basis upon which investors may compare the PBHG Cash Reserves Fund with other money market and stable asset value funds; however, yields of other money market and stable asset value funds and other investment vehicles may not be comparable because of the factors set forth above and differences in the methods used in valuing portfolio instruments.

For the 7-day period ended March 31, 2002, the yield for the PBHG Cash Reserves Fund was 1.15% and the 7-day effective yield was 1.16%.

                           CALCULATION OF TOTAL RETURN

From time to time, each of the Funds may advertise its total returns. The total return refers to the average compounded rate of return to a hypothetical investment for designated time periods (including, but not limited to, the period from which the Fund commenced operations through the specified date). In particular, average annual total return will be calculated according to the following formulas.

AVERAGE ANNUAL TOTAL RETURN (BEFORE TAXES) QUOTATION

A Fund's average annual total return (before taxes) shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. It does NOT reflect the deduction of federal income taxes on distributions or redemption proceeds. Average annual total returns (before taxes) are calculated by determining the growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual total returns (before taxes) tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its average annual total returns (before taxes) into income results and capital gains or losses.

The standard formula for calculating average annual total return (before taxes) is:
                           P(1+T)n = ERV, where

             P = a hypothetical initial payment of $1,000;
             T = average annual total return (before taxes);
             n = number of years; and
           ERV = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10- year periods, (or since inception, if applicable) at the end of the 1-, 5-, or 10-year periods (or since inception, if applicable), before taxes.

Standardized average annual total return (before taxes) for PBHG and Advisor Class shares do not reflect a deduction of any sales charge, since these classes are sold and redeemed at net asset value. As of the date of this Statement of Additional Information, the Advisor Class of Emerging Growth, Select Equity, Core Growth, Limited, Strategic Small Company, New Opportunities, Focused Value, Global Technology & Communications, Clipper Focus, IRA Capital Preservation and Disciplined Equity Funds is not currently offered.



AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS) QUOTATION

A Fund's average annual total return (after taxes on distributions) shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. It reflects the deduction of federal income taxes on distributions, but not on redemption proceeds. Average annual total returns (after taxes on distributions) are calculated by determining the after-tax growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual total returns (after taxes on distributions) tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its average annual total returns (after taxes on distributions) into income results and capital gains or losses.

The standard formula for calculating average annual total return (after taxes on distributions) is:

                                    P(1+T)n = ATVD,  where

    P =   a hypothetical initial payment of $1,000;
    T =   average annual total return (after taxes on distributions);
    n =   number of years; and
 ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods (or since inception, if applicable) at the end of the 1-, 5- or 10 year periods (or since inception, if applicable), after taxes on fund distributions but not after taxes on redemption.

Standardized average annual total return (after taxes on distributions) for PBHG and Advisor Class shares do not reflect a deduction of any sales charge, since these classes are sold and redeemed at net asset value. As of the date of this Statement of Additional Information, the Advisor Class of Emerging Growth, Select Equity, Core Growth, Limited, Strategic Small Company, New Opportunities,

Focused Value, Global Technology & Communications, Clipper Focus, IRA Capital Preservation and Disciplined Equity Funds is not currently offered.

The after-tax returns assume all distributions by a Fund, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period. Taxes due on a Fund's distributions are calculated by applying to each component of the distribution (E.G., ordinary income, short-term capital gain, long-term capital gain) the highest corresponding individual marginal federal income tax rates in effect on the reinvestment date. The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but reflects any subsequent recharacterizations of distributions. The effect of applicable tax credits, such as the foreign tax credit, are also taken into account. The calculations only reflect federal taxes, and thus do not reflect state and local taxes or the impact of the federal alternative minimum tax.


AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION) QUOTATION

A Fund's average annual total return (after taxes on distributions and redemption) shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. It reflects the deduction of federal income taxes on both distributions and redemption proceeds. Average annual total returns (after taxes on distributions and redemption) are calculated by determining the after-tax growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual total returns (after taxes on distributions and redemption) tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its average annual total returns (after taxes on distributions and redemption) into income results and capital gains or losses.

The standard formula for calculating average annual total return (after taxes on distributions and redemption) is:

                                    P(1+T)n = ATVDR

    P        =    a hypothetical initial payment of $1,000;
    T        =    average annual total return (after taxes on distributions and redemption);
    n        =    number of years; and
    ATVDR    =    ending value of a hypothetical $1,000 payment
                  made at the beginning of the 1-, 5- or 10-year period (or since inception, if applicable) at the end of the 1-, 5-, or 10-year periods (or since inception, if applicable), after taxes on fund distributions and redemption.


Standardized average annual total return (after taxes on distributions and redemption) for PBHG and Advisor Class shares do not reflect a deduction of any sales charge, since these classes are sold and redeemed at net asset value. As of the date of this Statement of Additional Information, the Advisor Class of Emerging Growth, Select Equity, Core Growth, Limited, Strategic Small Company, New Opportunities, Focused Value, Global Technology & Communications, Clipper Focus, IRA Capital Preservation and Disciplined Equity Funds is not currently offered.

The after-tax returns assume all distributions by a Fund, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period. Taxes due on a Fund's distributions are calculated by applying to each component of the distribution (E.G., ordinary income, short-term capital gain, long-term capital gain) the highest corresponding individual marginal federal income tax rates in effect on the reinvestment date. The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but reflects any subsequent recharacterizations of distributions. The effect of applicable tax credits, such as the foreign tax credit, are also taken into account. The calculations only reflect federal taxes, and thus do not reflect state and local taxes or the impact of the federal alternative minimum tax.

The ending values for each period are determined by subtracting capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character (E.G., short-term or long-term) in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The calculations assume that a shareholder may deduct all capital losses in full.

The basis of shares acquired through the $1,000 initial investment are tracked separately from subsequent purchases through reinvested distributions. The basis for a reinvested distribution is the distribution net of taxes paid from the distribution. Tax basis is adjusted for any distributions representing returns of capital and for any other tax basis adjustments that would apply to an individual taxpayer.

The amount and character of capital gain or loss upon redemption is determined separately for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

 Average annual total returns for each of the Funds are shown below. Aggregate total returns for the Funds since inception are also shown below.

TOTAL RETURN AS OF MARCH 31, 2002 BEFORE TAXES
---------------------------------------------------------------------------------------------------------------------
                                                                                                Aggregate
                                                                                              Total Return
                                                                                               as of March
Fund                                 Average Annual Total Return as of March 31, 2002           31, 2002
                                 ------------------------------------------------------------------------------------
                                        One Year        Five Year     Ten Year            Since           Since
                                                                                        Inception        Inception
---------------------------------------------------------------------------------------------------------------------

PBHG Growth (Advisor)(1)                -13.05%           1.59%       11.10%              13.07%          638.94%
---------------------------------------------------------------------------------------------------------------------
PBHG Growth (PBHG)(1)                   -12.88%           1.82%       11.25%               13.16%          648.43%
---------------------------------------------------------------------------------------------------------------------
PBHG Emerging Growth(2)                 -10.84%          -3.66%         *                   7.45%           88.18%
---------------------------------------------------------------------------------------------------------------------
PBHG New Opportunities1(3)               -5.98%               *         *                  46.31%          229.19%
---------------------------------------------------------------------------------------------------------------------
PBHG Large Cap Growth
(Advisor)(3)                            -14.29%          15.01%         *                  16.82%          196.31%
---------------------------------------------------------------------------------------------------------------------
PBHG Large Cap Growth (PBHG)(3)         -14.10%          15.07%         *                  16.86%          197.06%
---------------------------------------------------------------------------------------------------------------------
PBHG Select Equity(4)                   -14.45% *        11.19%                            15.87%          179.81%
---------------------------------------------------------------------------------------------------------------------
PBHG Core Crowth(5)                      -5.14%           2.18%         *                  2.29%            15.20%
---------------------------------------------------------------------------------------------------------------------
PBHG Limited(6)                           1.17%          14.38%         *                  10.52%           77.86%
---------------------------------------------------------------------------------------------------------------------
PBHG Large Cap 20 (Advisor)(7)          -15.17%          17.58%         *                  14.72%          108.07%
---------------------------------------------------------------------------------------------------------------------
PBHG Large Cap 20 (PBHG)(7)             -14.94%          17.65%         *                  14.79%          108.76%
---------------------------------------------------------------------------------------------------------------------
PBHG Large Cap Value
(Advisor)(8)                             -4.15%          17.18%         *                  16.54%          123.35%
---------------------------------------------------------------------------------------------------------------------
PBHG Large Cap Value(PBHG)(8)            -3.86%          17.28%         *                  16.64%          124.36%
---------------------------------------------------------------------------------------------------------------------
PBHG Mid-Cap Value (Advisor)(11)          8.86%               *         *                  24.67%          195.66%
---------------------------------------------------------------------------------------------------------------------
PBHG Mid-Cap Value  (PBHG)(11)            9.00%               *         *                  24.70%          196.04%
---------------------------------------------------------------------------------------------------------------------
PBHG Small Cap Value
(Advisor)(12)                            11.53%               *         *                  19.76%          142.71%
---------------------------------------------------------------------------------------------------------------------
PBHG Small Cap Value (PBHG)(12)          11.74%               *         *                  19.82%          143.30%
---------------------------------------------------------------------------------------------------------------------
PBHG Focused Value1(3)                   -6.18%               *         *                  19.23%           73.44%
---------------------------------------------------------------------------------------------------------------------
PBHG Technology &
Communications (Advisor)(9)             -25.13%           5.34%         *                  10.69%           93.57%
---------------------------------------------------------------------------------------------------------------------
PBHG Technology &
Communications (PBHG)(9)                -24.92%           5.39%         *                  10.74%           94.09%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
PBHG Strategic Small Company(10)         10.68%          16.63%                *           13.14%           91.24%
---------------------------------------------------------------------------------------------------------------------
PBHG Global Technology &
Communications(14)                      -23.23%               *                *          -41.01%          -62.00%
---------------------------------------------------------------------------------------------------------------------
PBHG Clipper Focus(15)                   20.82%               *                *           21.82%          101.72%
---------------------------------------------------------------------------------------------------------------------
PBHG IRA Capital
Preservation(16)                          5.53%               *                *            6.31%           17.11%
---------------------------------------------------------------------------------------------------------------------
PBHG Disciplined Equity(17)               2.52%          12.70%                *           14.15%          218.25%
---------------------------------------------------------------------------------------------------------------------
PBHG REIT (Advisor)(18)                  24.69%           8.01%           12.43%            9.32%          219.82%
---------------------------------------------------------------------------------------------------------------------
PBHG REIT (PBHG)(18)                     25.25%           8.53%           12.76%            9.57%          229.39%
---------------------------------------------------------------------------------------------------------------------


                              TOTAL RETURN AS OF MARCH 31, 2002 AFTER TAXES ON DISTRIBUTIONS

---------------------------------------------------------------------------------------------------------------------
                                                                                                      Aggregate
                                                                                                    Total Return
                                                                                                     as of March
                                        Average Annual Total Return as of March 31, 2002              31, 2002
                                -------------------------------------------------------------------------------------
                                   One Year        Five Year        Ten Year      Since Inception  Since Inception
---------------------------------------------------------------------------------------------------------------------
PBHG Growth (Advisor)(1)            -13.05%          0.76%            9.88%            6.20%           166.29%
---------------------------------------------------------------------------------------------------------------------
PBHG Growth (PBHG)(1)               -12.88%          0.99%           10.03%            6.28%           169.82%
---------------------------------------------------------------------------------------------------------------------
PBHG Emerging Growth(2)             -10.84%          -4.25%             *              6.37%           72.19%
---------------------------------------------------------------------------------------------------------------------
PBHG New Opportunities(13)          -5.98%             *                *             37.93%           173.77%
---------------------------------------------------------------------------------------------------------------------
PBHG Large Cap Growth
(Advisor)(3)                        -14.29%          13.11%             *             15.23%           169.43%
---------------------------------------------------------------------------------------------------------------------
PBHG Large Cap Growth (PBHG)(3)     -14.10%          13.17%             *             15.27%           170.11%
---------------------------------------------------------------------------------------------------------------------
PBHG Select Equity(4)               -14.45%          10.17%             *             14.88%           163.79%
---------------------------------------------------------------------------------------------------------------------
PBHG Core Crowth(5)                 -5.14%           1.38%              *              1.64%           10.74%
---------------------------------------------------------------------------------------------------------------------
PBHG Limited(6)                      0.89%           10.78%             *              7.47%           51.40%
---------------------------------------------------------------------------------------------------------------------
PBHG Large Cap 20 (Advisor)(7)      -15.17%          15.67%             *             12.97%           91.69%
---------------------------------------------------------------------------------------------------------------------
PBHG Large Cap 20 (PBHG)(7)         -14.94%          15.75%             *             13.04%           92.32%
---------------------------------------------------------------------------------------------------------------------
PBHG Large Cap Value
(Advisor)(8)                        -4.16%           12.88%             *             12.46%           85.25%
---------------------------------------------------------------------------------------------------------------------
PBHG Large Cap Value(PBHG)(8)       -3.92%           12.97%             *             12.55%           85.97%
---------------------------------------------------------------------------------------------------------------------
PBHG Mid-Cap Value (Advisor)(11)     8.86%             *                *             19.07%           136.09%
---------------------------------------------------------------------------------------------------------------------
PBHG Mid-Cap Value (PBHG)(11)        9.00%             *                *             19.11%           136.39%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
PBHG Small Cap Value
(Advisor)(12)                       11.53%             *                *             18.23%           127.94%
---------------------------------------------------------------------------------------------------------------------
PBHG Small Cap Value (PBHG)(12)     11.74%             *                *             18.29%           128.49%
---------------------------------------------------------------------------------------------------------------------
PBHG Focused Value(13)              -6.48%             *                *             17.76%            66.85%
---------------------------------------------------------------------------------------------------------------------
PBHG Technology &
Communications (Advisor)(9)         -25.13%          3.44%              *              9.02%            75.41%
---------------------------------------------------------------------------------------------------------------------
PBHG Technology &
Communications (PBHG)(9)            -24.92%          3.49%              *              9.07%            75.89%
---------------------------------------------------------------------------------------------------------------------
PBHG Strategic Small Company(10)    10.68%           14.06%             *             10.76%            71.03%
---------------------------------------------------------------------------------------------------------------------
PBHG Global Technology &
Communications(14)                  -23.23%            *                *             -41.01%          -61.99%
---------------------------------------------------------------------------------------------------------------------
PBHG Clipper Focus(15)              15.70%             *                *             19.44%            88.08%
---------------------------------------------------------------------------------------------------------------------
PBHG IRA Capital Preservation(16)   3.20%              *                *              3.73%             9.92%
---------------------------------------------------------------------------------------------------------------------
PBHG Disciplined Equity(17)         2.30%           10.41%             *              11.20%           153.17%
---------------------------------------------------------------------------------------------------------------------
PBHG REIT (Advisor)(18)            18.57%           4.09%            8.71%             4.78%            84.09%
---------------------------------------------------------------------------------------------------------------------
PBHG REIT (PBHG)(18)               18.99%           5.20%            9.37%             5.27%            95.54%
---------------------------------------------------------------------------------------------------------------------


TOTAL RETURN AS OF MARCH 31, 2002 AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES

---------------------------------------------------------------------------------------------------------------------
                                                                                                      Aggregate
                                                                                                    Total Return
                                                                                                     as of March
                                        Average Annual Total Return as of March 31, 2002              31, 2002
                                -------------------------------------------------------------------------------------
                                   One Year        Five Year        Ten Year      Since Inception  Since Inception
---------------------------------------------------------------------------------------------------------------------
PBHG Growth (Advisor)(1)            -8.01%           1.75%            9.32%            5.84%           152.22%
---------------------------------------------------------------------------------------------------------------------
PBHG Growth (PBHG)(1)               -7.91%           1.93%            9.44%            5.92%           155.05%
---------------------------------------------------------------------------------------------------------------------
PBHG Emerging Growth(2)             -6.66%           -2.75%             *              6.01%           67.17%
---------------------------------------------------------------------------------------------------------------------
PBHG New Opportunities(13)          -3.67%             *                *             36.68%           166.04%
----------------------------------------------------------------------------------------------------------------------
PBHG Large Cap Growth
(Advisor)(3)                        -8.77%           12.58%             *             14.30%           154.62%
---------------------------------------------------------------------------------------------------------------------
PBHG Large Cap Growth (PBHG)(3)     -8.66%           12.63%             *             14.34%           155.17%
---------------------------------------------------------------------------------------------------------------------
PBHG Select Equity(4)               -8.87%           9.60%              *             13.69%           145.22%
---------------------------------------------------------------------------------------------------------------------
PBHG Core Crowth(5)                 -3.16%           1.79%              *              1.87%           12.31%
---------------------------------------------------------------------------------------------------------------------
PBHG Limited(6)                      1.01%           11.57%             *              8.36%           58.74%
---------------------------------------------------------------------------------------------------------------------
PBHG Large Cap 20 (Advisor)(7)      -9.31%           15.23%             *             12.73%           89.56%
---------------------------------------------------------------------------------------------------------------------
PBHG Large Cap 20 (PBHG)(7)         -9.17%           15.29%             *             12.79%           90.07%
---------------------------------------------------------------------------------------------------------------------

                                                                              95

---------------------------------------------------------------------------------------------------------------------
PBHG Large Cap Value
(Advisor)8                          -2.53%           11.97%             *             11.58%           77.70%
---------------------------------------------------------------------------------------------------------------------
PBHG Large Cap Value(PBHG)(8)       -2.37%           12.05%             *             11.65%           78.32%
---------------------------------------------------------------------------------------------------------------------
PBHG Mid-Cap Value (Advisor)(11)     5.44%             *                *             17.45%           120.63%
---------------------------------------------------------------------------------------------------------------------
PBHG Mid-Cap Value  (PBHG)(11)      5.53%             *                *             17.47%           120.88%
---------------------------------------------------------------------------------------------------------------------
PBHG Small Cap Value
(Advisor)(12)                        7.08%             *                *             15.75%           105.39%
---------------------------------------------------------------------------------------------------------------------
PBHG Small Cap Value (PBHG)(12)      7.21%             *                *             15.80%           105.83%
---------------------------------------------------------------------------------------------------------------------
PBHG Focused Value(13)              -3.78%             *                *             15.07%           55.20%
---------------------------------------------------------------------------------------------------------------------


PBHG Technology &
Communications (Advisor)(9)         -15.43%          4.56%              *              9.07%           75.97%
---------------------------------------------------------------------------------------------------------------------
PBHG Technology &
Communications (PBHG)(9)            -15.30%          4.61%              *              9.11%           76.35%
---------------------------------------------------------------------------------------------------------------------
PBHG Strategic Small Company(10)     6.56%           12.87%             *              9.96%           64.59%
---------------------------------------------------------------------------------------------------------------------
PBHG Global Technology &
Communications(14)                  -14.26%            *                *             -31.18%          -49.59%
---------------------------------------------------------------------------------------------------------------------
PBHG Clipper Focus(15)              13.03%             *                *             16.92%           74.33%
---------------------------------------------------------------------------------------------------------------------
PBHG IRA Capital Preservation(16)    3.35%             *                *              3.76%           10.00%
---------------------------------------------------------------------------------------------------------------------
PBHG Disciplined Equity(17)          1.54%           9.31%              *             10.37%           137.22%
---------------------------------------------------------------------------------------------------------------------
PBHG REIT (Advisor)(18              16.34%           4.49%            8.40%            4.68%           81.63%
---------------------------------------------------------------------------------------------------------------------
PBHG REIT (PBHG)(18)                16.67%           5.58%            9.06%            5.15%           92.75%
---------------------------------------------------------------------------------------------------------------------


* The Fund was not in operation for the full period.

1 The PBHG Growth Fund commenced operations on December 19, 1985. The Advisor Class shares of this Fund commenced operations on August 19, 1996. The performance shown for the Advisor Class prior to its inception is based on the performance and expenses of the PBHG Class Shares. The average annual total return of the Advisor Class before taxes from its inception date to March 31, 2002 was -1.95% and the aggregate return was -10.46%. The average annual returns of the Advisor Class after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to March 31, 2002 were -2.66% and -1.16%, respectively.

2 The PBHG Emerging Growth Fund commenced operations with its predecessor on June 14, 1993.

3 The PBHG Large Cap Growth Fund commenced operations on April 5, 1995. The Advisor Class shares of this Fund commenced operations on December 29, 2000. The performance shown for the Advisor Class prior to its inception is based on the performance and expenses of the PBHG Class Shares. The average annual total return of the Advisor Class before taxes from its inception date to March 31, 2002 was -26.94% and the aggregate return was -32.57%. The average annual returns of the Advisor Class after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to March 31, 2002 were -26.95% and -21.38%, respectively.

4 The PBHG Select Equity Fund commenced operations on April 5, 1995.

5 The PBHG Core Growth Fund commenced operations on December 29, 1995.

6 The PBHG Limited Fund commenced operations on June 28, 1996.

7 The PBHG Large Cap 20 Fund commenced operations on November 29, 1996. The Advisor Class shares of this Fund commenced operations on December 29, 2000. The performance shown for the Advisor Class prior to its inception is based on the performance and expenses of the PBHG Class Shares. The average annual total return of the Advisor Class before taxes from its inception date to March 31, 2002 was -33.50% and the aggregate return was -40.08%. The average annual returns of the Advisor Class after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to March 31, 2002 were -33.50% and -26.50%, respectively.

8 The PBHG Large Cap Value Fund commenced operations on December 31, 1996. The Advisor Class shares of this Fund commenced operations on December 29, 2000. The performance shown for the Advisor Class prior to its inception is based on the performance and expenses of the PBHG Class Shares. The average annual total return of the Advisor Class before taxes from its inception date to March 31, 2002 was -3.32% and the aggregate return was -4.15%. The average annual returns of the Advisor Class after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to March 31, 2002 were -3.33% and -2.66%, respectively.

9 The PBHG Technology & Communications Fund commenced operations on September 29, 1995. The Advisor Class shares of this Fund commenced operations on December 29, 2000. The performance shown for the Advisor Class prior to its inception is based on the performance and expenses of the PBHG Class Shares. The average annual total return of the Advisor Class before taxes from its inception date to March 31, 2002 was -49.08% and the aggregate return was -57.14%. The average annual returns of the Advisor Class after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to March 31, 2002 were - 49.09% and -38.53%, respectively.

10 The PBHG Strategic Small Company Fund commenced operations on December 31, 1996.

11 The PBHG Mid-Cap Value Fund commenced operations on May 1, 1997. The Advisor Class shares of this Fund commenced operations on October 31, 2001. The performance shown for the Advisor Class prior to its inception is based on the performance and expenses of the PBHG Class Shares. The aggregate total return of the Advisor Class before taxes from its inception date to March 31, 2002 was 13.09%. The average annual returns of the Advisor Class after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to March 31, 2002 were 13.09% and 8.04%, respectively.

12 The PBHG Small Cap Value Fund commenced operations on May 1, 1997. The Advisor Class shares of this Fund commenced operations on December 29, 2000. The performance shown for the Advisor Class prior to its inception is based on the performance and expenses of the PBHG Class Shares. The average annual total return of the Advisor Class before taxes from its inception date to March 31, 2002 was 3.75% and the aggregate return was 4.73%. The average annual returns of the Advisor Class after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to March 31, 2002 were 3.75% and 3.00%, respectively.

13 The PBHG New Opportunities Fund and the PBHG Focused Value Fund commenced operations on February 12, 1999.

14 The PBHG Global Technology & Communications Fund commenced operations on May 31, 2000.

15 Data includes performance of the PBHG Clipper Focus Fund's predecessor, which commenced operations on September 10, 1998.

16 Data includes performance of the PBHG IRA Capital Preservation Fund's predecessor, the IRA Capital Preservation Portfolio, which commenced operations on August 31, 1999.

17 Data includes performance of the PBHG Disciplined Equity Fund's predecessor, the Analytic Enhanced Equity Fund, which commenced operations on July 1, 1993.

18 Prior to December 17, 2001, data includes performance of the Fund's predecessor classes, whose inception date was March 13, 1989 for the PBHG Class and May 15, 1995 for the Advisor Class. The Advisor Class of the Fund's predecessor carried a maximum front-end sales charge of 4.75% and a 12b-1 fee of 0.50% of average daily net assets. The PBHG REIT Fund Advisor Class does not carry a sales charge and carries a 12b-1 fee of 0.25% of average daily net assets. Returns shown in the table have been adjusted it to reflect the elimination of the front-end sales charge. No adjustment has been made to reflect the lower 12b-1 fee. The Class' returns beginning December 17, 2001 reflect the 0.25% 12b-1 fee. The average annual total return of the Advisor Class before taxes from its inception date to March 31, 2002 was 13.16% and the aggregate return was 133.93%. The average annual returns of the Advisor Class after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to March 31, 2002 were 9.42% and 8.90%, respectively.

Quotations of total return, which are not annualized, represent historical earnings and asset value fluctuations. Total return is based on past performance and is not a guarantee of future results.

                              FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP ("PwC") located at Two Commerce Square 2001 Market Street Philadelphia, Pennsylvania, serves as the independent accountants for the Trust. PwC provides audit services, tax return review and assistance and consultation in connection with review of SEC filings.

The audited financial statements for each Fund for the fiscal year ended March 31, 2002 and the report of the independent accountants for that year are included in the Trust's Annual Report to Shareholders dated March 31, 2002. The Annual Report, except for page 1 thereof, is incorporated herein by reference and made part of this Statement of Additional Information.

The financial statements noted above for each Fund have been audited by PwC and have been incorporated by reference into the Statement of Additional Information in reliance on the report of PwC, independent accountants, given on the authority of that firm as experts in auditing and accounting.



                                 CREDIT RATINGS

MOODY'S INVESTORS SERVICE, INC.

                                     PREFERRED STOCK RATINGS
aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

a An issue which is rated "a" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa An issue that which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c This is the lowest-rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

plus (+)  or     Moody's applies numerical modifiers 1, 2, and 3 in each rating classifications "aa"

minus (-)        through "bb" The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier
                 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                         DEBT RATINGS - TAXABLE DEBT & DEPOSITS GLOBALLY
 Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated "Baa" are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con. (...)       (This rating applies only to U.S. Tax-Exempt Municipals)
                 Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of the condition.


     Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

       SHORT-TERM PRIME RATING SYSTEM - TAXABLE DEBT & DEPOSITS GLOBALLY

     Moody's short-term issue ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

                 o    Leading market positions in well-established industries.

                 o    High rates of return on funds employed.

                 o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

                 o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                 o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime 3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime        Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS SERVICES

LONG-TERM ISSUE CREDIT RATINGS

     Issue credit ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

     2. Nature of and provisions of the obligation;

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

        The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.


 AAA An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


     Obligations rated 'BB', 'B', 'CCC' , 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

CC An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT-TERM ISSUE CREDIT RATINGS

 A-1 A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH RATINGS

INTERNATIONAL LONG-TERM CREDIT RATINGS

INVESTMENT GRADE

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD,DD,D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

                               Entities rated in this category have defaulted on
                 some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D                Default.  Denotes actual or imminent payment default.

NOTES

     "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category, to categories below `CCC', or to short-term ratings other than `F1'.

     Fitch uses the same ratings for municipal securities as described above for Institutional short-Term Credit Ratings.

                                                                  APPENDIX II

ANNUAL REPORT
     MARCH 31, 2002

                             [GRAPHIC ART OMITTED]

                               THE POWER OF DISCIPLINE.  THE REWARDS OF TIME.SM


                                                             [PBHG LOGO OMITTED]

      PBHG FUNDS


TABLE OF CONTENTS
-----------------
Message to Shareholders ..................................................................................................   1

PBHG GROWTH FUNDS
      PBHG Core Growth Fund (PBCRX) ......................................................................................   2
      PBHG Emerging Growth Fund (PBEGX) ..................................................................................   4
      PBHG Growth Fund - PBHG Class (PBHGX), Advisor Class (PBGWX) .......................................................   6
      PBHG Large Cap 20 Fund - PBHG Class (PLCPX), Advisor Class (PLTAX) .................................................   8
      PBHG Large Cap Growth Fund - PBHG Class (PBHLX), Advisor Class (PBLAX) .............................................  10
      PBHG Limited Fund (PBLDX) ..........................................................................................  12
      PBHG New Opportunities Fund (PBNOX) ................................................................................  14
      PBHG Select Equity Fund (PBHEX) ....................................................................................  16

PBHG VALUE FUNDS
      PBHG Clipper Focus Fund (PBFOX) ....................................................................................  18
      PBHG Focused Value Fund (PBFVX) ....................................................................................  20
      PBHG Large Cap Value Fund - PBHG Class (PLCVX), Advisor Class (PBLVX) ..............................................  22
      PBHG Mid-Cap Value Fund - PBHG Class (PBMCX), Advisor Class (PMCAX) ................................................  24
      PBHG Small Cap Value Fund - PBHG Class (PBSVX), Advisor Class (PVAAX) ..............................................  26
      PBHG Special Equity Fund (PBNPX) ...................................................................................  28

PBHG SPECIALTY FUNDS
      PBHG Disciplined Equity Fund (PBDEX) ...............................................................................  30
      PBHG Global Technology & Communications Fund (PBGTX) ...............................................................  32
      PBHG REIT Fund - PBHG Class (PBRTX), Advisor Class (PBRAX) .........................................................  34
      PBHG Strategic Small Company Fund (PSSCX) ..........................................................................  36
      PBHG Technology & Communications Fund - PBHG Class (PBTCX),
           Advisor Class (PTNAX) .........................................................................................  38

PBHG FIXED INCOME FUNDS
      PBHG IRA Capital Preservation Fund (PBCPX) .........................................................................  40

PBHG MONEY MARKET FUNDS
      PBHG Cash Reserves Fund (PBCXX) ....................................................................................  42
Report of Independent Accountants ........................................................................................  44
Statements of Net Assets/Schedules of Investments ........................................................................  45
Statements of Assets and Liabilities ..................................................................................... 102
Statements of Operations ................................................................................................. 104
Statements of Changes in Net Assets ...................................................................................... 108
Financial Highlights ..................................................................................................... 115
Notes to Financial Statements ............................................................................................ 119
Notice to Shareholders ................................................................................................... 128
Shareholder Meetings ..................................................................................................... 129
Trustees and Officers of the Trust ....................................................................................... 130

     PBHG FUNDS

                                                         MESSAGE TO SHAREHOLDERS


DEAR FELLOW SHAREHOLDERS:


   We are pleased to provide you with the PBHG Funds Annual Report for the fiscal year ended March 31, 2002. The period's mixed performance, which vacillated between hopeful expectations for economic recovery and waning confidence, presented unique challenges to investors and our portfolios.


PERFORMANCE RESULTS

   The past year included a series of pivotal events that alternately tested or encouraged investor sentiment. The events that undoubtedly had the most profound impact on the economy and the financial markets were those that unfolded on September 11. In addition to their emotional toll, these horrific attacks amplified the recessionary pressures on the economy. Working to counter deteriorating economic conditions and flagging consumer confidence was record monetary easing on the part of the Federal Reserve. Yet, just as it began to show signs of renewed vigor, the market witnessed the largest bankruptcy in U.S. history and subsequent scrutinizing of corporate accounting practices.

   You will see these common themes addressed throughout each specific Fund performance discussion. As investors once again sought to escape excessive market volatility in favor of investments perceived as safer or more stable, it is understandable that our more conservative funds outperformed their benchmarks while other offerings, particularly our growth and technology funds, struggled during the period. However, as you read through the discussions and gain a better understanding of the complex factors affecting performance, you will also note signs of optimism for economic recovery in the year ahead.


ENHANCED SHAREHOLDER SERVICES

   Our shareholder services center introduced several programs during the year designed to provide top quality service and expanded access to fund information. You may have noticed the dramatic improvement in the delivery time of quarterly account statements or our new comprehensive transfer tracking service that expedites and proactively troubleshoots the often lengthy IRA transfer process, making it easier for our investors to combine their retirement assets with PBHG. Our website followed suit, offering many new enhancements, such as portfolio manager webcasts, the availability of expanded online account transactions, the ability to create a customized home page with PBHG Watchlist and consolidated fund information pages. The site's new fund comparison tool helps investors construct a portfolio that is best suited to their long-term investment needs.


NEW INVESTMENT OPTIONS

   Our most exciting news during the fiscal year was the introduction of five new additions to our family of funds. These funds, which include PBHG Clipper Focus, PBHG Disciplined Equity, PBHG IRA Capital Preservation, PBHG REIT and PBHG Special Equity Funds, further expand the tools available to our shareholders as they build diversified portfolios tailored to meet their specific investment goals and tolerance for risk. The funds offer established track records and access to highly sophisticated, disciplined investment strategies.

   Thank you for your continued confidence in PBHG Funds throughout what has been another trying year. While it has been difficult to move past the events of September 11, we remain awed by the strength and determination of the American spirit. The consumer has stayed strong and the markets have shown tremendous resilience over the past several months. We believe the economy is beginning to show signs of renewed growth. We look forward to more optimistic times ahead, where we expect that the efforts of our consistent investment approach will be rewarded.


Sincerely,

/S/ HAROLD J. BAXTER                       /S/ GARY L. PILGRIM

Harold J. Baxter  [PHOTO OMITTED]          Gary L. Pilgrim, CFA  [PHOTO OMITTED]
CHAIRMAN                                   PRESIDENT
PBHG FUNDS                                 PBHG FUNDS

                                [LOGO OMITTED] 1

            PBHG FUNDS

PBHG CORE GROWTH FUND
PORTFOLIO MANAGER: Gary L. Pilgrim, CFA

 PBHG CORE GROWTH FUND PBCRX



Portfolio Profile

OBJECTIVE:  Capital appreciation.

INVESTS IN: Fund invests at least 65% of its total assets in growth securities, such as common stocks, of small, medium or large capitalization companies.

STRATEGY: The Fund's strategy is to invest in companies that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. As of March 31, 2002, the Fund's 65 holdings ranged from $400 million to $266 billion in market capitalization. The Fund had an average market capitalization of $32 billion, whereas the average market capitalization from the previous year was $3 billion.


Performance

    For the year ended March 31, 2002, the Fund's total return was -5.14% versus a return of 4.70% for the Russell Midcap(R) Growth Index and a return of -7.27% for all funds classified as multi-cap growth funds by Lipper, Inc. It would be an understatement to say that the past year has been a difficult environment for growth investing in the aftermath of the high-flying, technology-driven returns produced from 1998 to early 2000. Investment strategies that emphasize companies with high price-to-earnings ratios and high growth rates were at a distinct disadvantage this past year. As the technology boom faded and the economy slid into a recession led by cutbacks in information technology capital spending, we underestimated the tremendous impact these issues would have on the companies in our portfolio. Additionally, investors were attracted to lower risk, lower P/E type investments, which put valuation pressure on the higher P/E companies found in our portfolio. While we made adjustments to respond to an environment of declining expectations and lowered risk tolerance, our delayed reaction to the reduced earnings outlook for most technology companies was detrimental to our performance. Most of our underperformance can be attributed to some poor selections combined with our major weighting in the technology sector, 10% higher relative to the Russell Midcap(R) Growth Index. Within the Index, the only meaningful sector of note that had a negative return was technology. Again, this underlines the burden of being wrong with an overweight position in technology. Furthermore, eliminating companies with weakened earnings outlooks backfired in the fourth quarter, as downtrodden, low-priced technology stocks staged a sharp recovery. On a positive note, our overweight positions in the health care sector, which was approximately 32% greater than the Index and in the services sector provided a partial offset. As disappointing as these two back-to-back years of weak performance are, the basic cause is the same -- a recessionary economic environment combined with the shift of investor sentiment to more conservative investments. As our fiscal year drew to a close and first quarter earnings reports began to come in, we found the preannouncement period to be fairly benign. It appears that the risk of negative earnings surprises has diminished and that corporate managements have set earnings guidance at achievable levels. We are hopeful that our efforts to identify sustainable growth companies will produce better results going forward.


Portfolio Discussion

    As the environment for technology deteriorated during the year, the portfolio evolved to become more balanced relative to the benchmark. Holdings in the financial, consumer and services sectors showed the largest increases, while our selections in technology and health care declined. We continued to have essentially no exposure to energy, transportation and utilities. Reviewing our winners and losers from the last year reveals that once again it is the pattern of earnings outcomes that best explain a holding's performance. In health care, three of our top stocks, Accredo Health, Cytyc and Laboratory Corporation of America all beat analyst estimates while a fourth success, Minimed, was acquired by Medtronic at a price premium. Apollo Group, Concord EFS and BISYS were standouts in the services sector while defense electronics holdings L-3 Communications and Flextronics (outsourced manufacturing) led the industrial sector. Polycom, from the consumer cyclical area, was one of the best performing stocks in the entire portfolio. Our large position in long-time holding Bed Bath & Beyond also proved to be a winner for the year. There were a few bright lights from the technology sector. Only about 30% of the stocks owned in the technology sector during the period produced positive returns. Among those, RF Micro Devices, NVIDIA, and QLogic had the greatest positive impact on performance. Hopefully our semiconductor-related holdings, often an early leader in technology, will help point the way to better times ahead. Among the losers and largest contributors to the poor performance of our technology holdings were Sonus Networks, ONI Systems, Peregrine Systems, SmartForce PLC and CIENA. These stocks, all software or telecommunication equipment vendors, suffered an average decline of 55% during the holding period. As we saw little or no evidence of improvement in business trends, all of these companies were sold. Away from technology, other disappointing holdings included Triton PCS (wireless services), Gemstar-TV Guide International and AOL Time Warner (consumer), in the energy area, Hanover Compressor, our only energy holding, got caught up in a minor version of Enron-type accounting issues and declined over 60% before the company was able to make some changes and reassure investors.
    Admittedly, this was a year with which we were less than pleased. Our focus on bottom-up stock selection suffered as declines in stock prices preceded the actual appearance of weak earnings. We were not well prepared for events such as earlier technology overspending and its effect on subsequent demand and a Fed policy determined to slow economic activity. However it appears the worst may be behind us, as the economy appears to be improving steadily and earnings outlooks are taking on a more realistic tone, particularly in select areas of the technology sector. Experience convinces us that our disciplines will ultimately prove productive again and we remain optimistic. While the past year has been difficult on our shareholders, we promise you our continued best efforts in the future as we work diligently to justify your confidence in our efforts and the Fund.


                                [LOGO OMITTED] 2

                                            PBHG FUNDS

                                                           PBHG CORE GROWTH FUND

                                                     PBHG CORE GROWTH FUND PBCRX

   INVESTMENT FOCUS
        STYLE

Value   Blend   Growth
----------------------
                        Large
----------------------
                  x     Medium       MARKET CAPITALIZATION
----------------------
                        Small
----------------------
Source: Pilgrim Baxter & Associates, Ltd.


                                               AVERAGE ANNUAL TOTAL RETURN1
                                                    AS OF MARCH 31, 2002

                                      One     Annualized   Annualized    Annualized
                                     Year       3 Year       5 Year       Inception
                                    Return      Return       Return       to Date2
---------------------------------------------------------------------------------------------------------------------------
  PBHG Core Growth Fund            (5.14)%      (6.43)%       2.18%         2.29%
---------------------------------------------------------------------------------------------------------------------------

            COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE PBHG CORE GROWTH FUND, VERSUS THE
                        RUSSELL MIDCAP(R)GROWTH INDEX AND THE LIPPER MULTI-CAP GROWTH FUNDS AVERAGE

                                                            [LINE CHART OMITTED]
                                                            PLOT POINTS FOLLOWS:

                           PBHG CORE                    RUSSELL MID-CAP(R)                       LIPPER MULTI-CAP
                          GROWTH FUND                     GROWTH INDEX3                       GROWTH FUNDS AVERAGE4
12/31/95                     $10,000                          $10,000                                $10,000
1/31/96                       10,590                           10,177                                 10,084
2/29/96                       11,450                           10,562                                 10,459
3/31/96                       11,820                           10,645                                 10,598
4/30/96                       13,310                           11,159                                 11,220
5/31/96                       14,230                           11,387                                 11,610
6/30/96                       13,800                           11,043                                 11,253
7/31/96                       12,040                           10,185                                 10,257
8/31/96                       13,000                           10,736                                 10,795
9/30/96                       14,200                           11,418                                 11,571
10/31/96                      13,410                           11,284                                 11,448
11/30/96                      13,740                           11,949                                 11,992
12/31/96                      13,280                           11,748                                 11,806
1/31/97                       13,300                           12,267                                 12,394
2/28/97                       11,690                           11,997                                 11,839
3/31/97                       10,340                           11,319                                 11,130
4/30/97                       10,200                           11,596                                 11,340
5/31/97                       11,680                           12,636                                 12,461
6/30/97                       12,230                           12,985                                 12,909
7/31/97                       12,990                           14,228                                 14,081
8/31/97                       12,480                           14,089                                 13,866
9/30/97                       12,890                           14,802                                 14,803
10/31/97                      12,280                           14,061                                 14,127
11/30/97                      11,910                           14,209                                 14,096
12/31/97                      11,990                           14,396                                 14,163
1/31/98                       11,470                           14,136                                 14,139
2/28/98                       12,830                           15,466                                 15,351
3/31/98                       13,530                           16,114                                 16,160
4/30/98                       13,620                           16,333                                 16,368
5/31/98                       12,540                           15,661                                 15,611
6/30/98                       13,560                           16,104                                 16,474
7/31/98                       12,540                           15,414                                 15,912
8/31/98                        9,680                           12,472                                 13,081
9/30/98                       10,790                           13,416                                 14,185
10/31/98                      10,520                           14,403                                 14,879
11/30/98                      11,260                           15,375                                 16,072
12/31/98                      12,880                           16,967                                 18,099
1/31/99                       13,420                           17,476                                 19,228
2/28/99                       12,670                           16,621                                 18,113
3/31/99                       14,060                           17,547                                 19,359
4/30/99                       14,160                           18,347                                 19,865
5/31/99                       13,890                           18,110                                 19,523
6/30/99                       15,530                           19,375                                 20,975
7/31/99                       15,560                           18,758                                 20,642
8/31/99                       16,300                           18,563                                 20,788
9/30/99                       16,450                           18,405                                 20,915
10/31/99                      17,990                           19,828                                 22,542
11/30/99                      20,130                           21,881                                 24,808
12/31/99                      25,450                           25,670                                 29,397
1/31/2000                     25,140                           25,665                                 28,757
2/29/2000                     34,490                           31,061                                 34,275
3/31/2000                     30,250                           31,093                                 33,703
4/30/2000                     25,710                           28,074                                 30,565
5/31/2000                     23,230                           26,028                                 28,398
6/30/2000                     29,900                           28,790                                 31,877
7/31/2000                     27,850                           26,967                                 30,946
8/31/2000                     33,470                           31,034                                 34,641
9/30/2000                     31,710                           29,516                                 33,110
10/31/2000                    26,200                           27,496                                 30,633
11/30/2000                    18,810                           21,521                                 25,232
12/31/2000                    20,089                           22,654                                 25,921
1/31/2001                     20,588                           23,948                                 26,720
2/28/2001                     15,015                           19,806                                 22,343
3/31/2001                     12,144                           16,971                                 19,715
4/30/2001                     14,720                           19,800                                 22,182
5/31/2001                     14,482                           19,707                                 21,956
6/30/2001                     14,584                           19,718                                 21,617
7/31/2001                     13,585                           18,388                                 20,385
8/31/2001                     12,189                           17,055                                 18,646
9/30/2001                     10,589                           14,236                                 16,073
10/31/2001                    11,202                           15,733                                 17,089
11/30/2001                    12,076                           17,427                                 18,764
12/31/2001                    12,303                           18,089                                 19,092
1/31/2002                     11,849                           17,502                                 18,523
2/28/2002                     10,941                           16,510                                 17,406
3/31/2002                    $11,520                          $17,770                                $18,365

1 Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund's investment in technology companies involves the risk of volatility. Products of technology companies may be subject to severe competition and rapid obsolescence. Securities of small and medium companies involve greater risk and price volatility than larger, more established companies. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.

2 The PBHG Core Growth Fund commenced operations on December 29, 1995.

3 The Russell Midcap(R) Growth Index is an unmanaged index comprised of those securities in the Russell 1000(R) Index with a higher price to book ratio and higher forecasted growth values. The Index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.

4 The Lipper Multi-Cap Growth Funds Average represents the average performance of 491 mutual funds classified by Lipper, Inc. in the Multi-Cap Growth category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. The Average is not intended to imply the Fund's past or future performance. A direct investment in the Average is not possible. The chart assumes $10,000 invested in the Lipper Multi-Cap Growth Funds Average at that month's end, December 31, 1995.


SECTOR WEIGHTINGS - AT MARCH 31, 2002

[PIE CHART OMITTED]
PLOT POINTS FOLLOWS:

Basic Materials           1%
Consumer Cyclical        20%
Consumer Non-Cyclical     4%
Financial                 2%
Health Care              26%
Industrial                4%
Services                 17%
Technology               26%

% of Total Portfolio Investments in Common Stock


TOP TEN HOLDINGS - MARCH 31, 2002

Applied Materials             3.3%
Home Depot                    3.2%
Omnicom Group                 3.1%
Pfizer                        3.0%
Anheuser-Busch                3.0%
Apollo Group, Cl A            2.9%
Harley-Davidson               2.6%
Johnson & Johnson             2.6%
Concord EFS                   2.4%
Varian Medical Systems        2.4%
----------------------------------
% of Total Portfolio Investments
in Common Stock              28.5%

                                [LOGO OMITTED] 3

            PBHG FUNDS

PBHG EMERGING GROWTH FUND
PORTFOLIO MANAGER: Erin A. Piner

 PBHG EMERGING GROWTH FUND PBEGX


Portfolio Profile

OBJECTIVE:  Long-term growth of capital.

INVESTS IN:  Common stocks of small sized companies.

STRATEGY: The Fund seeks to invest in small companies that generally have market capitalizations similar to the market capitalizations of the companies in the Russell 2000(R) Growth Index. These are companies that Pilgrim Baxter believes have strong historical earnings growth and expected earnings higher than the U.S. market as a whole as measured by the S&P 500 Index.

Performance

    For the twelve months ending March 31, 2002, PBHG Emerging Growth Fund posted a 10.84% loss against the 4.95% return by the Russell 2000(R) Growth Index. Evidence of a contracting economic climate clearly presented itself and drove the fundamental underperformance of most growth companies - particularly information technology companies - throughout the year. Characterized by a confluence of events that previously seemed unimaginable, performance over this period was marked by fits and starts along the road to an economic recovery with equal measures of hopefulness and uncertainty. As time continues to heal the wounds left by September 11 and the economy regains lost momentum, we remain resolute in our belief that the market will reward our portfolio of small rapidly growing companies over the year ahead.
    The Fund significantly under-performed the Russell 2000(R) Growth Index during both the second and fourth quarters of fiscal year 2002, but posted healthy returns in the first and third quarters. After exiting the June quarter ahead of our benchmark and cautiously optimistic about the convalescence of the economy, the Fund's returns careened downward throughout the second quarter, culminating in a September month that was the worst in memory. With a gradual return toward stability and the Federal Reserve's continued infusion of liquidity into the economy, the quarter ending December 31, 2001 brought a healthy reversal of fortune to the Fund, which posted a strong return relative to the Index.
    Finally, finishing another tumultuous year, the Fund posted a quarterly loss for the period ending March 31, 2002, underperforming the Russell 2000(R) Growth Index. Unfortunately, strong March returns were not enough to compensate for the devastation wrought on small growth stocks during February. In addition to profit concerns, the quarter also grappled with an altogether new fear - distrust over corporate accounting practices brought on by the highly publicized Enron scandal. Such uncertainty tends to drive the underperformance of the less liquid, higher growth, higher P/E stocks that comprise our small growth company portfolio. Yet, through our disciplined process we were able to identify numerous companies showing positive business trends, whose share prices had been unjustly punished. Throughout February, we concentrated the Fund's holdings in the strongest of these opportunities, a process that led to the Fund's notable outperformance in March.

Portfolio Discussion

    At the start of the fiscal year, it appeared to us that the coming investment climate would be more egalitarian with leadership spread broadly among the non-technology sectors. Not only did this prove to be the case across the market indexes, but also within the Fund. While we continued to follow a rigorous bottom-up stock selection process, our sector allocations generally reflected the fact that it was easier to find fast growing companies outside the technology sector than within it.
    Among those stocks that made positive contributions to performance this past year were consumer, health care, services and even a few technology issues. A core Fund holding, Polycom, which provides traditional audio and video conferencing solutions to enterprise customers, saw a counter-cyclical surge in demand for its cost-saving solutions throughout the year and in the wake of September's tragic events. Whole Foods Markets, Ninety-Nine Cents Only, and Krispy Kreme Doughnuts provided evidence of the resiliency of the consumer throughout this recession. Health care distribution company Accredo Health continued to post strong revenue and earnings growth throughout the year. Several other long-term Fund holdings, including Medicis Pharmaceutical, FactSet Research and Cytec again made healthy contributions to Fund performance for the period.
    Despite a difficult year for technology, several technology companies were among the strongest contributors to the Fund for the year. Driven by continued management execution and the successful introduction of Microsoft's well received X-Box, our long-time holding Nvidia, a high end graphics chip company, once again posted stellar results. Although Nvidia's market cap outgrew the Fund and was ultimately sold, it remained among our top contributors for the period. Marvell Technology Group was another top contributor to performance, proving once again that small companies can succeed despite the instability of general end-market demand.
    Outside of our longer-term core holdings, several newer additions to the portfolio made notable contributions to performance. Among them were some of our top performers, including flat-panel display chip company Genesis Microchip, storage networking technology company Emulex and video game software company, Activision. Each posted strong fundamental business dynamics and rapid growth within their insulated end markets despite the slowing economy.
    In examining holdings that detracted most from performance, last year's assertion that we were seeing companies with solid fundamentals needlessly punished by the market led us to have more patience with some of our larger technology positions than we should have. Despite the fact that holdings Informatica and Micromuse continued to post strong earnings growth as far out as June 2001, the deterioration in corporate profits and the subsequent freeze in spending ultimately caught up with these companies and estimates had to be ratcheted down. Clearly, we failed to recognize the fact that the market had already been discounting this inevitable outcome.
    Other notable missteps were McDATA and Cima Labs. Despite its exposure to storage, an area of technology that actually saw improving fundamentals and robust spending growth, McDATA suffered from several internal difficulties that led the company to negatively preannounce its March 2001 quarter earnings. Cima Labs, a specialty pharmaceutical company surprised investors by announcing that sales would likely fall below expectations for the fourth quarter resulting from a decision to work down inventories that would lower manufacturing sales. These unexpected "hiccups" in business fundamentals are a common risk in any portfolio of rapidly-growing small companies.
    Outside of earnings disappointments, the largest detraction to performance for the period can be explained by our commitment to style purity. In a year where companies with high betas, high P/Es and high growth rates dramatically underperformed, our portfolio of rapidly growing small companies suffered in kind. We look forward to a new year that has already seen the valuation playing field even out and the forecast for the economy improve. As always, we have positioned our portfolio from the bottom up with fundamentally robust small growth companies that we believe stand to benefit from renewed corporate profit growth and a return to healthy economic demand. We sincerely appreciate your continued support and confidence in our ability to provide you with a high-quality portfolio of small aggressive growth companies throughout these trying times.

                                [LOGO OMITTED] 4

                                     PBHG FUNDS

                                                       PBHG EMERGING GROWTH FUND

                                                 PBHG EMERGING GROWTH FUND PBEGX


   INVESTMENT FOCUS
        STYLE

Value   Blend   Growth
----------------------
                        Large
----------------------
                        Medium       MARKET CAPITALIZATION
----------------------
                  x     Small
----------------------
Source: Pilgrim Baxter & Associates, Ltd.


                                                    AVERAGE ANNUAL TOTAL RETURN1
                                                         AS OF MARCH 31, 2002

                                       One      Annualized  Annualized   Annualized
                                      Year        3 Year      5 Year      Inception
                                     Return       Return      Return      to Date2
---------------------------------------------------------------------------------------------------------------------------
  PBHG Emerging Growth Fund         (10.84)%      (8.24)%     (3.66)%       7.45%
---------------------------------------------------------------------------------------------------------------------------


                COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE
                    PBHG EMERGING GROWTH FUND, VERSUS THE RUSSELL 2000(R) GROWTH
                    INDEX AND THE LIPPER SMALL-CAP GROWTH FUNDS AVERAGE

                              [LINE CHART OMITTED]
                              PLOT POINTS FOLLOWS:

                              PBHG EMERGING                  RUSSELL 2000(R)               LIPPER SMALL-CAP GROWTH
                               GROWTH FUND                   GROWTH INDEX3                    FUNDS AVERAGE4
6/14/93                         $10,000                        $10,000                             $10,000
6/30/93                          10,120                         11,413                              10,000
7/31/93                          10,320                         11,527                              10,054
8/31/93                          11,440                         12,079                              10,601
9/30/93                          12,650                         12,478                              11,051
10/31/93                         13,220                         12,839                              11,201
11/30/93                         12,480                         12,319                              10,768
12/31/93                         13,258                         12,806                              11,304
1/31/94                          13,800                         13,146                              11,595
2/28/94                          14,244                         13,089                              11,578
3/31/94                          13,258                         12,285                              10,884
4/30/94                          13,420                         12,303                              10,861
5/31/94                          13,008                         12,028                              10,617
6/30/94                          12,152                         11,514                              10,078
7/31/94                          12,520                         11,678                              10,250
8/31/94                          13,854                         12,535                              10,978
9/30/94                          14,797                         12,587                              11,102
10/31/94                         15,816                         12,721                              11,349
11/30/94                         15,621                         12,207                              10,961
12/31/94                         16,411                         12,494                              11,220
1/31/95                          15,704                         12,240                              11,040
2/28/95                          16,324                         12,805                              11,513
3/31/95                          17,497                         13,179                              11,904
4/30/95                          17,878                         13,377                              12,019
5/31/95                          17,976                         13,553                              12,192
6/30/95                          19,617                         14,487                              13,109
7/31/95                          21,584                         15,616                              14,246
8/31/95                          21,834                         15,808                              14,427
9/30/95                          22,627                         16,134                              14,843
10/31/95                         21,942                         15,340                              14,420
11/30/95                         23,257                         16,018                              14,984
12/31/95                         24,361                         16,372                              15,271
1/31/96                          23,780                         16,237                              15,164
2/29/96                          25,136                         16,977                              15,936
3/31/96                          26,275                         17,313                              16,464
4/30/96                          30,079                         18,642                              18,047
5/31/96                          31,457                         19,598                              18,990
6/30/96                          29,509                         18,325                              18,114
7/31/96                          25,443                         16,088                              16,277
8/31/96                          27,448                         17,279                              17,376
9/30/96                          29,999                         18,168                              18,478
10/31/96                         28,404                         17,385                              17,866
11/30/96                         28,347                         17,868                              18,231
12/31/96                         28,522                         18,216                              18,468
1/31/97                          28,817                         18,671                              18,933
2/28/97                          24,603                         17,544                              17,748
3/31/97                          22,672                         16,306                              16,566
4/30/97                          21,601                         16,117                              16,344
5/31/97                          25,874                         18,540                              18,617
6/30/97                          27,357                         19,168                              19,703
7/31/97                          28,216                         20,150                              21,042
8/31/97                          28,522                         20,755                              21,430
9/30/97                          31,289                         22,411                              23,187
10/31/97                         28,687                         21,065                              22,016
11/30/97                         27,616                         20,563                              21,595
12/31/97                         27,475                         20,575                              21,705
1/31/98                          27,145                         20,300                              21,406
2/28/98                          29,111                         22,092                              23,189
3/31/98                          30,406                         23,019                              24,376
4/30/98                          30,618                         23,160                              24,610
5/31/98                          27,899                         21,478                              22,976
6/30/98                          28,758                         21,697                              23,514
7/31/98                          26,321                         19,885                              21,870
8/31/98                          21,401                         15,295                              17,133
9/30/98                          23,296                         16,846                              18,449
10/31/98                         23,013                         17,724                              19,220
11/30/98                         24,826                         19,099                              20,862
12/31/98                         28,300                         20,828                              23,121
1/31/99                          28,394                         21,764                              23,692
2/28/99                          25,098                         19,773                              21,593
3/31/99                          24,353                         20,478                              22,623
4/30/99                          23,762                         22,286                              23,630
5/31/99                          24,790                         22,321                              23,868
6/30/99                          27,579                         23,497                              26,055
7/31/99                          26,929                         22,771                              26,036
8/31/99                          26,669                         21,919                              25,713
9/30/99                          28,784                         22,342                              26,372
10/31/99                         30,699                         22,914                              27,849
11/30/99                         34,007                         25,337                              31,307
12/31/99                         41,981                         29,803                              36,943
1/31/2000                        40,339                         29,525                              36,558
2/29/2000                        53,650                         36,395                              45,566
3/31/2000                        49,029                         32,569                              43,151
4/30/2000                        42,901                         29,281                              38,387
5/31/2000                        37,691                         26,717                              35,251
6/30/2000                        47,522                         30,168                              41,117
7/31/2000                        43,244                         27,583                              38,453
8/31/2000                        50,353                         30,484                              42,902
9/30/2000                        47,595                         28,970                              41,288
10/31/2000                       40,425                         26,618                              38,551
11/30/2000                       29,859                         21,785                              32,001
12/31/2000                       31,394                         23,118                              34,753
1/31/2001                        31,182                         24,989                              35,685
2/28/2001                        24,729                         21,564                              31,017
3/31/2001                        21,105                         19,603                              28,105
4/30/2001                        25,707                         22,003                              31,483
5/31/2001                        24,914                         22,513                              32,201
6/30/2001                        25,152                         23,127                              33,105
7/31/2001                        22,758                         21,154                              31,212
8/31/2001                        20,537                         19,833                              29,370
9/30/2001                        16,490                         16,633                              24,827
10/31/2001                       18,381                         18,233                              26,858
11/30/2001                       20,497                         19,755                              28,896
12/31/2001                       21,172                         20,985                              30,676
1/31/2002                        20,114                         20,238                              29,679
2/28/2002                        16,980                         18,928                              27,741
3/31/2002                       $18,818                        $20,574                             $29,883

1 Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.The Fund's investment in technology companies involves the risk of volatility. Products of technology companies may be subject to severe competition and rapid obsolescence. Securities of smaller companies involve greater risk and price volatility than larger, more established companies. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.

2 The PBHG Emerging Growth Fund commenced operations on June 14, 1993.

3 The Russell 2000(R) Growth Index is an unmanaged index comprised of those securities in the Russell 2000(R) Index with a greater-than-average growth orientation. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.

4 The Lipper Small-Cap Growth Funds Average represents the average performance of 442 mutual funds classified by Lipper, Inc. in the Small-Cap Growth category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. The Average is not intended to imply the Fund's past or future performance. A direct investment in the Average is not possible. The chart assumes $10,000 invested in the Lipper Small-Cap Growth Funds Average at that month's end, June 30, 1993.


SECTOR WEIGHTINGS - AT MARCH 31, 2002

[PIE CHART OMITTED]
PLOT POINTS FOLLOWS:

Consumer Cyclical           12%
Consumer Non-Cyclical        2%
Health Care                 13%
Industrial                   5%
Services                    17%
Technology                  51%


TOP TEN HOLDINGS - MARCH 31, 2002

Marvell Technology Group                          3.6%
Precise Software Solutions                        3.2%
Corporate Executive Board                         2.9%
Factset Research Systems                          2.7%
Photon Dynamics                                   2.7%
Cymer                                             2.7%
Pharmaceutical Product Development                2.5%
RF Micro Devices                                  2.4%
Business Objects ADR                              2.4%
Medicis Pharmaceutical, Cl A                      2.3%
------------------------------------------------------
% of Portfolio Investments
in Common Stock                                  27.4%

                                [LOGO OMITTED] 5

            PBHG FUNDS

PBHG GROWTH FUND
PORTFOLIO MANAGER: Gary L. Pilgrim, CFA

 PBHG GROWTH FUND PBHGX


Portfolio Profile

OBJECTIVE:  Capital appreciation.

INVESTS IN:  Small to medium-sized growth companies.

STRATEGY: The PBHG Growth Fund seeks capital appreciation by investing primarily in common stocks of small- and medium-sized U.S. growth companies. These companies, in the opinion of Pilgrim Baxter, have strong business momentum, earnings growth and capital appreciaton. The Fund is aggressive and should be considered a long-term investment. The Fund is currently focusing primarily on those growth securities whose market capitalizations or annual revenues are $2 billion or less at the time of purchase.

Performance

    For the year ended March 31, 2002, the Fund's PBHG Class total return was -12.88% and the Advisor Class return was -13.05% versus returns of 4.95% for the Russell 2000(R) Growth Index, 4.71% for the Russell Midcap(R) Growth Index and -0.93% for all funds classified as mid-cap growth funds by Lipper, Inc. It would be an understatement to say that the past year has been a difficult environment for growth investors in the aftermath of the high-flying technology-driven returns produced from 1998 to early 2000. Investment strategies that emphasize companies with high price-to-earnings ratios and high growth rates were at a distinct disadvantage this past year. As the technology boom faded and the economy slid into a recession led by cutbacks in information technology capital spending, we underestimated the tremendous impact these issues would have on the companies in our portfolio. Additionally, investors were attracted to lower risk, lower P/E type investments, which put valuation pressure on the higher P/E companies found in our portfolio. While we made adjustments to respond to an environment of declining expectations and lowered risk tolerance, our delayed reaction to the reduced earnings outlook for most technology companies was detrimental to our performance. Most of our underperformance can be attributed to our major weighting in the technology sector, approximately 40% higher relative to the Russell 2000(R) Growth Index. Within the Index, technology and energy were the only two sectors of note to post negative returns for the year. Again, this underlines the burden of being wrong with an overweight position in technology. Furthermore, eliminating companies with weakened earnings outlooks backfired in the fourth quarter, as downtrodden, low-priced technology stocks staged a sharp recovery. On a positive note, our overweight position in the health care sector provided a partial offset. Lastly, our holdings in consumer cyclicals underperformed while our typically underweight position in the financial sector also proved to be a disadvantage. As disappointing as these two back-to-back years of weak performance are, the basic cause is the same -- a recessionary economic environment combined with the outperformance of other investment disciplines over aggressive growth strategies such as ours. As our fiscal year drew to a close and first quarter earnings reports began to come in, we found the preannouncement period to be fairly benign. It appears that the risk of negative earnings surprises has diminished and that corporate managements have set earnings guidance at achievable levels. We are hopeful that our efforts to identify sustainable growth companies will produce better results going forward.

Portfolio Discussion

    As the environment for technology deteriorated during the year, the portfolio evolved to become more balanced relative to the benchmark. This resulted in a similar exposure, relative to the benchmark in the consumer, energy, health care and technology sectors. Our lack of exposure to the basic materials, transportation and utilities sectors continued, while our interest in education stocks led us to an overweight position in the services area. Reviewing our winners and losers from the last year reveals that once again it is the pattern of earnings outcomes that best explain a holding's performance. In health care, three of our top stocks Accredo Health, Cytyc and Laboratory Corporation of America, all beat analyst's estimates while a fourth success, Minimed, was acquired by Medtronic at a price premium. Apollo Group and Career Education were standouts in the services sector while defense electronics holdings L-3 Communications and Alliant Techsystems led the industrial sector. Polycom, from the consumer cyclical area, was the best performing stock in the entire portfolio. Our large position in long-time holding Bed Bath & Beyond also proved to be a winner for the year. There were a few bright lights from the technology sector. Approximately 40% of the stocks owned in the technology sector produced positive returns. Among those, NVIDIA, Microchip, QLogic, Novellus, Teradyne, UTStarcom and Lam Research had the greatest positive impact on performance. Again, good earnings and rising expectations explain our successes across sectors. Hopefully, our semiconductor-related holdings, often an early leader in technology, will help point the way to better times ahead. Holdings from the technology area that negatively contributed to performance were NetIQ, Mercury Interactive, SmartForce, Micromuse, Citrix Systems and Peregrine Systems. These stocks, all software companies, suffered an average decline of over 40% during the holding period. As we saw little or no evidence of improvement in business trends, all of these holdings, with the exception of Mercury Interactive, were sold. We believe Mercury appears on track to post better results, having just reported a much better than expected March quarter. Away from technology, other disappointing holdings included Invitrogen and Noven Pharmaceuticals (health care), Lamar Advertising (services), PerkinElmer (industrial) and Macrovision and Gemstar-TV Guide International (consumer cyclical). In the energy area, Hanover Compressor (our only energy holding for most of the year), got caught up in a minor version of Enron-type accounting issues and declined over 60% before the company was able to make some changes and reassure investors.
    Admittedly, this was a year with which we were less than pleased. Our focus on bottom-up stock selection suffered as declines in stock prices preceded the actual appearance of weak earnings. We were not well prepared for events such as earlier technology overspending and its effect on subsequent demand and a Fed policy determined to slow economic activity. However, it appears the worst may be behind us, as the economy appears to be improving steadily and earnings outlooks are taking on a more realistic tone, particularly in select areas of the technology sector. Experience convinces us that our disciplines will ultimately prove productive again and we remain optimistic. While the past year has been difficult on our shareholders, we promise you our continued best efforts in the future as we work diligently to justify your confidence in our efforts and the Fund.

                                [LOGO OMITTED] 6

                                             PBHG FUNDS

                                                                PBHG GROWTH FUND

                                                          PBHG GROWTH FUND PBHGX


   INVESTMENT FOCUS
        STYLE

Value   Blend   Growth
----------------------
                        Large
----------------------
                       Medium       MARKET CAPITALIZATION
------------------X---
                        Small
----------------------
Source: Pilgrim Baxter & Associates, Ltd.

                                           AVERAGE ANNUAL TOTAL RETURN1
                                               AS OF MARCH 31, 2002

                                     One    Annualized Annualized Annualized Annualized
                                    Year      3 Year     5 Year    10 Year   Inception
                                   Return     Return     Return    Return     to Date
---------------------------------------------------------------------------------------------------------------------------
  PBHG Growth Fund -
     PBHG Class2                  (12.88)%    (2.02)%     1.82%    11.25%    13.16%
---------------------------------------------------------------------------------------------------------------------------
  PBHG Growth Fund -
     Advisor Class3               (13.05)%    (2.23)%     1.59%    11.10%    13.07%
---------------------------------------------------------------------------------------------------------------------------

              COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE PBHG GROWTH FUND - PBHG CLASS, VERSUS THE RUSSELL 2000(R)
            GROWTH INDEX AND THE LIPPER MID-CAP GROWTH FUNDS AVERAGE

                              [LINE CHART OMITTED]
                              PLOT POINTS FOLLOWS:

                      PBHG                                   LIPPER
                  GROWTH FUND-        RUSSELL 2000(R)    MID-CAP GROWTH
                   PBHG CLASS          GROWTH INDEX4     FUNDS AVERAGE5
12/31/85           $10,000                $10,000            $10,000
1/31/86             10,250                 10,228             10,234
2/28/86             11,080                 10,983             10,964
3/31/86             11,510                 11,482             11,535
4/30/86             11,640                 11,763             11,687
5/31/86             12,580                 12,194             12,305
6/30/86             12,680                 12,233             12,438
7/31/86             11,700                 10,918             11,370
8/31/86             12,380                 11,153             11,844
9/30/86             11,240                 10,245             10,913
10/31/86            12,193                 10,766             11,489
11/30/86            12,676                 10,718             11,582
12/31/86            12,394                 10,358             11,322
1/31/87             14,728                 11,691             12,813
2/28/87             16,509                 12,823             13,951
3/31/87             16,871                 13,175             14,107
4/30/87             16,911                 12,767             13,904
5/31/87             17,046                 12,677             14,019
6/30/87             16,508                 12,991             14,176
7/31/87             16,604                 13,302             14,659
8/31/87             17,548                 13,687             15,268
9/30/87             17,524                 13,413             14,998
10/31/87            12,898                  8,994             11,082
11/30/87            11,840                  8,399             10,339
12/31/87            13,832                  9,273             11,660
1/31/88             13,566                  9,454             11,716
2/29/88             14,814                 10,334             12,554
3/31/88             14,660                 10,888             12,736
4/30/88             15,011                 11,151             12,968
5/31/88             14,576                 10,783             12,746
6/30/88             15,684                 11,579             13,655
7/31/88             14,969                 11,363             13,251
8/31/88             14,099                 10,950             12,741
9/30/88             14,744                 11,260             13,242
10/31/88            14,449                 11,073             13,089
11/30/88            14,119                 10,642             12,771
12/31/88            14,780                 11,162             13,335
1/31/89             15,792                 11,638             14,120
2/28/89             15,553                 11,667             14,046
3/31/89             15,244                 11,991             14,354
4/30/89             16,467                 12,588             15,273
5/31/89             18,020                 13,191             16,093
6/30/89             17,004                 12,767             15,626
7/31/89             18,401                 13,365             16,678
8/31/89             19,177                 13,749             17,205
9/30/89             19,896                 13,907             17,368
10/31/89            18,852                 13,146             16,700
11/30/89            18,698                 13,263             16,893
12/31/89            19,109                 13,413             17,116
1/31/90             17,501                 12,029             15,658
2/28/90             18,537                 12,485             16,114
3/31/90             19,377                 13,057             16,834
4/30/90             18,948                 12,669             16,425
5/31/90             21,627                 13,799             18,184
6/30/90             21,823                 13,881             18,311
7/31/90             20,716                 13,250             17,720
8/31/90             17,984                 11,332             15,583
9/30/90             15,483                 10,259             14,353
10/31/90            14,787                  9,683             13,903
11/30/90            16,614                 10,574             15,130
12/31/90            17,266                 11,078             15,923
1/31/91             19,518                 12,118             17,332
2/28/91             20,782                 13,510             18,759
3/31/91             22,659                 14,462             19,849
4/30/91             22,284                 14,290             19,656
5/31/91             23,271                 14,980             20,717
6/30/91             20,664                 13,961             19,481
7/31/91             22,323                 14,593             20,776
8/31/91             23,449                 15,238             21,684
9/30/91             23,074                 15,467             21,675
10/31/91            23,745                 16,126             22,449
11/30/91            22,724                 15,285             21,632
12/31/91            26,179                 16,748             24,477
1/31/92             27,174                 18,064             25,079
2/29/92             27,447                 18,257             25,460
3/31/92             25,782                 17,207             24,271
4/30/92             24,862                 16,208             23,312
5/31/92             24,688                 16,171             23,417
6/30/92             23,544                 15,140             22,445
7/31/92             23,420                 15,615             23,278
8/31/92             22,649                 15,014             22,715
9/30/92             23,644                 15,433             23,196
10/31/92            25,061                 16,068             24,122
11/30/92            28,298                 17,568             25,876
12/31/92            33,612                 18,050             26,660
1/31/93             33,003                 18,274             27,118
2/28/93             30,891                 17,281             26,044
3/31/93             34,668                 17,726             26,995
4/30/93             33,868                 17,164             26,117
5/31/93             37,613                 18,193             27,732
6/30/93             39,822                 18,236             28,023
7/31/93             40,302                 18,418             28,188
8/31/93             43,375                 19,300             29,741
9/30/93             47,344                 19,938             30,776
10/31/93            48,145                 20,514             31,102
11/30/93            46,320                 19,684             30,070
12/31/93            49,312                 20,461             31,351
1/31/94             51,258                 21,006             32,247
2/28/94             51,777                 20,913             32,031
3/31/94             47,592                 19,629             30,199
4/30/94             47,884                 19,659             30,184
5/31/94             45,192                 19,218             29,668
6/30/94             41,591                 18,397             28,303
7/31/94             42,888                 18,659             28,994
8/31/94             47,657                 20,028             30,936
9/30/94             49,052                 20,112             30,936
10/31/94            50,577                 20,326             31,620
11/30/94            49,571                 19,504             30,371
12/31/94            51,654                 19,964             30,957
1/31/95             49,122                 19,557             30,682
2/28/95             51,849                 20,461             32,047
3/31/95             54,219                 21,058             33,178
4/30/95             53,667                 21,375             33,434
5/31/95             54,089                 21,655             34,026
6/30/95             59,998                 23,147             36,438
7/31/95             67,238                 24,951             39,357
8/31/95             67,141                 25,259             39,916
9/30/95             70,712                 25,779             41,157
10/31/95            72,660                 24,511             40,297
11/30/95            75,550                 25,593             41,715
12/31/95            77,660                 26,160             41,920
1/31/96             74,186                 25,944             41,974
2/29/96             79,673                 27,127             43,729
3/31/96             82,140                 27,663             44,446
4/30/96             89,056                 29,787             47,659
5/31/96             93,114                 31,314             49,494
6/30/96             89,348                 29,280             47,529
7/31/96             80,128                 25,705             42,957
8/31/96             84,218                 27,608             45,624
9/30/96             91,621                 29,030             48,722
10/31/96            85,192                 27,778             47,270
11/30/96            87,465                 28,550             48,750
12/31/96            85,290                 29,107             48,399
1/31/97             85,225                 29,834             50,151
2/28/97             76,102                 28,032             47,343
3/31/97             68,375                 26,054             44,209
4/30/97             68,667                 25,753             44,452
5/31/97             77,141                 29,623             49,488
6/30/97             80,420                 30,628             51,591
7/31/97             85,972                 32,197             55,713
8/31/97             84,153                 33,163             55,513
9/30/97             90,192                 35,810             59,560
10/31/97            85,160                 33,659             56,498
11/30/97            82,465                 32,856             55,792
12/31/97            82,433                 32,875             56,278
1/31/98             80,290                 32,436             55,462
2/28/98             87,757                 35,300             60,448
3/31/98             91,653                 36,781             63,313
4/30/98             92,010                 37,006             63,876
5/31/98             83,569                 34,318             60,248
6/30/98             88,212                 34,668             62,724
7/31/98             80,095                 31,773             59,293
8/31/98             60,388                 24,439             46,996
9/30/98             65,063                 26,916             50,342
10/31/98            66,524                 28,320             52,849
11/30/98            72,530                 30,517             57,013
12/31/98            82,920                 33,279             63,958
1/31/99             84,705                 34,776             66,503
2/28/99             76,167                 31,595             61,675
3/31/99             79,576                 32,720             65,881
4/30/99             76,102                 35,609             68,925
5/31/99             78,764                 35,666             68,842
6/30/99             88,764                 37,545             74,412
7/31/99             87,530                 36,384             73,422
8/31/99             89,803                 35,023             73,231
9/30/99             96,978                 35,698             74,359
10/31/99           105,776                 36,613             80,776
11/30/99           122,561                 40,484             90,308
12/31/99           159,576                 47,620            106,933
1/31/2000          159,543                 47,176            105,147
2/29/2000          216,428                 58,153            129,815
3/31/2000          197,803                 52,040            124,765
4/30/2000          166,851                 46,786            112,713
5/31/2000          151,392                 42,689            103,820
6/30/2000          180,997                 48,203            117,856
7/31/2000          168,367                 44,072            113,814
8/31/2000          198,511                 48,708            128,655
9/30/2000          182,277                 46,288            123,972
10/31/2000         166,582                 42,531            115,108
11/30/2000         120,137                 34,809             94,055
12/31/2000         122,895                 36,939            100,639
1/31/2001          129,968                 39,929            102,963
2/28/2001          101,003                 34,455             88,178
3/31/2001           85,908                 31,323             78,046
4/30/2001          101,833                 35,157             88,660
5/31/2001          100,212                 35,972             88,864
6/30/2001          101,319                 36,953             88,624
7/31/2001           92,033                 33,800             83,413
8/31/2001           81,600                 31,689             77,349
9/30/2001           69,588                 26,576             65,793
10/31/2001          73,342                 29,133             70,234
11/30/2001          78,479                 31,565             76,296
12/31/2001          80,454                 33,530             79,431
1/31/2002           76,266                 32,337             76,874
2/28/2002           70,101                 30,244             72,676
3/31/2002          $74,843                $32,873            $77,466

1 Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund's investment in technology companies involves the risk of volatility. Products of technology companies may be subject to severe competition and rapid obsolescence. Securities of small and medium companies involve greater risk and price volatility than larger, more established companies. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.

2 The PBHG Growth Fund-PBHG Class commenced operations on December 19, 1985.

3 The performance shown for the Advisor Class (formerly known as the Trust
  Class) prior to its inception on August 16, 1996, is based on the performance and expenses of the PBHG Class. Subsequent to August 16, 1996, the performance is that of the Advisor Class and reflects the expenses specific to the Advisor Class, which will cause its returns to be less than those of the PBHG Class. The average annual total return of the Advisor Class from its inception date to March 31, 2002 was (1.95)%.

4 The Russell 2000(R) Growth Index is an unmanaged index comprised of those securities in the Russell 2000(R) Index with a greater-than-average growth orientation. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible. The chart assumes $10,000 invested in the Russell 2000(R) Growth Index at that month's end, December 31, 1985.

5 The Lipper Mid-Cap Growth Funds Average represents the average performance of
  495 mutual funds classified by Lipper, Inc. in the Mid-Cap Growth category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. The Average is not intended to imply the Fund's past or future performance. A direct investment in the Average is not possible. The chart assumes $10,000 invested in the Lipper Mid-Cap Growth Funds Average at that month's end, December 31, 1985.


SECTOR WEIGHTINGS - AT MARCH 31, 2002

[PIE CHART OMITTED]
PLOT POINTS FOLLOWS:

Basic Materials          1%
Consumer Cyclical        16%
Consumer Non-Cyclical    1%
Energy                   7%
Financial                4%
Health Care              22%
Industrial               5%
Services                 15%
Technology               29%

% of Total Portfolio Investments in Common Stock


TOP TEN HOLDINGS - MARCH 31, 2002

Microchip Technology                              3.1%
Apollo Group, Cl A                                2.9%
Varian Medical Systems                            2.7%
BISYS Group                                       2.6%
Laboratory Corporation of America                 2.5%
Alliant Techsystems                               2.2%
Electronic Arts                                   2.2%
Pharmaceutical Product Development                2.2%
Express Scripts, Cl A                             2.1%
Semtech                                           2.1%
------------------------------------------------------
% of Total Portfolio Investments
in Common Stock                                  24.6%

                                [LOGO OMITTED] 7

            PBHG FUNDS

PBHG LARGE CAP 20 FUND
PORTFOLIO MANAGER: Michael S. Sutton, CFA

 PBHG LARGE CAP 20 FUND PLCPX


Portfolio Profile

OBJECTIVE:  Long-term growth of capital.

INVESTS IN: Growth securities, such as common stocks, of generally no more than 20 large capitalization companies.

STRATEGY: These stocks are primarily those that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. The Fund may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

Performance
    Growth stocks continued to bear the brunt of exceptionally difficult market conditions during our fiscal year ending March 31, 2002. Consequently, PBHG Large Cap 20 Fund's PBHG Class declined 14.94% and the Advisor Class declined 14.27% for this period. The Fund trailed the benchmark S&P 500 Index, which was flat at 0.24%, and lagged the more style similar Russell 1000(R) Growth Index, which fell 2.00% for the same period. Clearly we are disappointed with our performance and are working diligently to improve upon these results.
    The recurring theme throughout most of the year was the continuing rotation out of previously favored growth-oriented investments into perceived safer investments, such as deep value stocks. As investors grappled with bad news during the year, including the tragic events of September 11, slumping economic conditions and questionable accounting practices, stocks were unable to regain their footing for any sustainable length of time. Investor sentiment was further dampened due to increasing layoffs, persistent profit warnings and disappointing corporate earnings. Although the Federal Reserve cut rates aggressively throughout the calendar year 2001 in a committed effort to stimulate the ailing economy, it generally remained unresponsive. More recently these efforts have started to revive growth, as we are seeing some signs of strength starting to stir in the economic environment. All was not lost over the past year, however, especially in the second and fourth quarters of 2001. Sectors that performed poorly in the third quarter, such as technology and consumer cyclical, lifted returns during the second and fourth quarters. The fourth quarter was especially strong. Stocks benefited from an increase in consumer confidence resulting from both the Feds aggressive monetary easing and the public's positive view on the progress in the war against terrorism. It appeared that those stocks that had valuations fall the most in previous quarters bounced the highest during the final quarter of 2001. While our positions in the consumer cyclical, industrial and services sectors illustrated this theme and contributed positively to performance, our underweight position in technology compared to the benchmark dragged on returns. However, amid dwindling hopes in the first quarter of this year, the improving fundamentals for technology stocks failed to materialize and these stocks began to fall.
    Corporate accounting also became a major issue during the first quarter of 2002, as the Enron situation spread panic and worry. Our belief is that, unfortunately, this is just the tip of the iceberg and we will continue to see the market focus on accounting issues until the excesses are washed out. For non-diversified portfolios, this risk is exacerbated because position sizes are larger and the shock absorption benefits of diversification are not available.

Portfolio Discussion

    The underperformance of the Fund can be attributed to the dismal returns of three sectors, technology, utilities and industrials with the technology sector providing the biggest drag on results. The technology sector suffered primarily from the continued slowdown in capital equipment purchases by the telecommunications services sector, which started late in fiscal year 2001 and continued throughout the past fiscal year. While most telecommunication equipment suppliers were hurt by these conditions, the faster growing smaller companies suffered more due to their higher expected growth rates. Two portfolio holdings that were hit the hardest were ONI Systems and Sonus Networks. The slashing of the capital expenditure budgets by major telecommunication carriers reduced by half the expected revenues and earnings for both companies. Additionally, independent power producer Calpine, in which we had a significant exposure, lost its business momentum as the energy crunch abated due to decreased demand in a slow economy, lower oil and natural gas prices and milder weather conditions. Another sector that weighed on Fund performance was the industrial sector. The slowdown in order patterns to the electronic manufacturing services companies and Tyco International's bad case of "Enronitis" caused this sector to stumble. With regard to the former, our holding of Flextronics International was negatively impacted by the drop in order patterns from the large original equipment manufacturers. This slowdown came on much faster than most analysts had predicted, including us. Tyco International was battered due to their complex accounting practices for merger and acquisition activities.
    Two bright spots this past fiscal year were the Fund's holdings in the health care and services sectors. The largest contributor in the healthcare sector this past fiscal year was Quest Diagnostics, the clinical laboratory testing company. Quest Diagnostics has benefited from the ongoing move by hospitals and physicians to outsource their clinical testing services. This outsourcing of tests frees up time and expenses for these already cost conscious institutions. In the services sector, Concord EFS, the electronic transaction processing and fund transfer services company, was the Fund's best performing stock. Concord EFS' business model continues to grow revenues and improve operating margins due to the steady growth in purchases made using personal debit cards.
    The elements for renewed economic growth appear to be in place, as many stocks that were trapped in depressed territory have started to experience some positive returns over the past few months. We believe that the current low interest rate environment will continue, inflation will likely remain in check and earnings have probably bottomed. As these conditions are generally favorable for financial assets, we expect to see growth stocks begin to perform more in line with historical averages.
    While the tensions in the Middle East and lingering job market softness may continue to impact the market, we will be watching for more signs of renewed economic growth and the attractive investment opportunities we believe accompany these conditions. In seeking the fastest growing quality companies, we look for those businesses that are in good situations that we believe are getting better. The past year was very difficult for our discipline given the economic climate and the market's heightened sensitivity to valuation. As history would indicate, we expect that economic recovery should again favor our investment discipline, which seeks fast growing companies. Regardless of near-term market volatility, we will remain committed to our disciplined investment strategy, keeping the portfolio invested to capture the benefits of economic growth as it unfolds. Thank you for your continued confidence.

                                [LOGO OMITTED] 8

                                       PBHG FUNDS

                                                          PBHG LARGE CAP 20 FUND

                                                    PBHG LARGE CAP 20 FUND PLCPX


   INVESTMENT FOCUS
        STYLE

Value   Blend   Growth
----------------------
                  x     Large
----------------------
                        Medium       MARKET CAPITALIZATION
----------------------
                        Small
----------------------
Source: Pilgrim Baxter & Associates, Ltd.


                                                    AVERAGE ANNUAL TOTAL RETURN1
                                                        AS OF MARCH 31, 2002

                                              One   Annualized Annualized  Annualized
                                             Year     3 Year     5 Year     Inception
                                            Return    Return     Return      to Date
---------------------------------------------------------------------------------------------------------------------------
  PBHG Large Cap 20 Fund - PBHG Class2        (14.94)%   (5.07)%    17.65%     14.79%
---------------------------------------------------------------------------------------------------------------------------
  PBHG Large Cap 20 Fund - Advisor Class3     (15.17)%   (5.17)%    17.58%     14.72%
---------------------------------------------------------------------------------------------------------------------------


           COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE PBHG
            LARGE CAP 20 FUND - PBHG CLASS, VERSUS THE S&P 500 INDEX, RUSSELL
            1000(R) GROWTH INDEX AND THE LIPPER LARGE-CAP GROWTH FUNDS AVERAGE

                                                            [LINE CHART OMITTED]
                                                            PLOT POINTS FOLLOWS:

                   PBHG LARGE                                        LIPPER LARGE -
                   CAP 20 FUND -              S&P                      CAP GROWTH               RUSSELL 1000(R)
                   PBHG CLASS              500 INDEX4                FUNDS AVERAGE6              GROWTH INDEX5
11/29/96             $10,000                $10,000                     $10,000                     $10,000
11/30/96              10,000                 10,000                      10,000                      10,000
12/31/96               9,841                  9,802                       9,762                       9,804
1/31/97               10,462                 10,414                      10,357                      10,492
2/28/97               10,001                 10,496                      10,196                      10,421
3/31/97                9,260                 10,065                       9,667                       9,857
4/30/97                9,881                 10,666                      10,178                      10,512
5/31/97               10,912                 11,315                      10,883                      11,270
6/30/97               11,523                 11,821                      11,335                      11,721
7/31/97               12,854                 12,761                      12,382                      12,758
8/31/97               12,234                 12,047                      11,813                      12,011
9/30/97               12,914                 12,706                      12,439                      12,602
10/31/97              12,424                 12,283                      11,994                      12,137
11/30/97              12,494                 12,851                      12,267                      12,652
12/31/97              13,084                 13,071                      12,431                      12,794
1/31/98               13,355                 13,216                      12,615                      13,176
2/28/98               15,097                 14,168                      13,606                      14,168
3/31/98               15,998                 14,893                      14,219                      14,732
4/30/98               16,278                 15,043                      14,431                      14,936
5/31/98               15,848                 14,785                      14,065                      14,512
6/30/98               17,589                 15,385                      14,878                      15,401
7/31/98               17,609                 15,221                      14,741                      15,299
8/31/98               14,516                 13,023                      12,338                      13,003
9/30/98               16,708                 13,858                      13,181                      14,002
10/31/98              17,069                 14,985                      14,076                      15,127
11/30/98              18,320                 15,893                      15,053                      16,278
12/31/98              21,960                 16,809                      16,570                      17,746
1/31/99               23,995                 17,512                      17,587                      18,788
2/28/99               22,294                 16,968                      16,880                      17,929
3/31/99               24,400                 17,647                      17,839                      18,874
4/30/99               23,337                 18,330                      17,948                      18,898
5/31/99               22,527                 17,897                      17,400                      18,317
6/30/99               24,178                 18,891                      18,627                      19,600
7/31/99               23,540                 18,301                      18,074                      18,977
8/31/99               24,512                 18,210                      18,079                      19,287
9/30/99               25,372                 17,711                      17,911                      18,882
10/31/99              28,136                 18,831                      19,161                      20,308
11/30/99              33,614                 19,214                      20,187                      21,404
12/31/99              44,567                 20,346                      22,558                      23,630
1/31/2000             43,320                 19,324                      21,695                      22,522
2/29/2000             51,964                 18,958                      23,113                      23,623
3/31/2000             53,163                 20,813                      24,433                      25,313
4/30/2000             47,264                 20,186                      23,094                      24,109
5/31/2000             41,293                 19,772                      21,815                      22,895
6/30/2000             49,926                 20,259                      23,342                      24,630
7/31/2000             49,542                 19,943                      22,889                      23,603
8/31/2000             56,665                 21,181                      24,830                      25,741
9/30/2000             51,916                 20,063                      23,141                      23,306
10/31/2000            46,677                 19,978                      22,082                      22,203
11/30/2000            35,502                 18,403                      19,260                      18,930
12/31/2000            34,725                 18,493                      19,258                      18,331
1/31/2001             35,483                 19,149                      19,826                      19,597
2/28/2001             29,172                 17,403                      16,973                      16,270
3/31/2001             24,542                 16,301                      15,313                      14,500
4/30/2001             27,008                 17,568                      16,882                      16,334
5/31/2001             26,719                 17,685                      16,742                      16,093
6/30/2001             25,741                 17,255                      16,242                      15,721
7/31/2001             24,652                 17,085                      15,712                      15,328
8/31/2001             22,089                 16,016                      14,446                      14,074
9/30/2001             20,008                 14,722                      12,998                      12,669
10/31/2001            21,111                 15,003                      13,520                      13,334
11/30/2001            22,819                 16,154                      14,777                      14,615
12/31/2001            22,447                 16,295                      14,821                      14,587
1/31/2002             20,918                 16,058                      14,476                      14,330
2/28/2002             20,325                 15,748                      13,820                      13,735
3/31/2002            $20,876                $16,340                     $14,395                     $14,210


1 Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund's investment in technology companies involves the risk of volatility. Products of technology companies may be subject to severe competition and rapid obsolescence. Funds that invest in a limited number of securities may involve greater risk than more diversified funds, including a greater potential for volatility. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.

2 The PBHG Large Cap 20 Fund - PBHG Class commenced operations on November 29,
  1996.

3 The performance shown for the Advisor Class prior to its inception on December
  29, 2000, is based on the performance and expenses of the PBHG Class. Subsequent to December 29, 2000, the performance is that of the Advisor Class and reflects the expenses specific to the Advisor Class, which will cause its returns to be less than those of the PBHG Class. The average annual total return of the Advisor Class from its inception to March 31, 2002 was (33.50)%.

4 The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Index is unmanaged and reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.

5 The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those securities in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.

6 The Lipper Large-Cap Growth Funds Average represents the average performance of 851 mutual funds classified by Lipper, Inc. in the Large-Cap Growth category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. The Average is not intended to imply the Fund's past or future performance. A direct investment in the Average is not possible. The chart assumes $10,000 invested in the Lipper Large Cap Growth Funds Average at that month's end, November 30, 1996.


SECTOR WEIGHTINGS - AT MARCH 31, 2002

[PIE CHART OMITTED]
PLOT POINTS FOLLOWS:

Consumer Cyclical      12%
Financial               8%
Health Care            48%
Industrial              1%
Services               13%
Technology             18%

% of Total Portfolio Investments in Common Stock


TOP TEN HOLDINGS - MARCH 31, 2002

Concord EFS                                       8.2%
Pfizer                                            7.6%
UnitedHealth Group                                7.2%
Home Depot                                        7.1%
Laboratory Corporation of America                 7.1%
Freddie Mac                                       6.6%
Johnson & Johnson                                 6.6%
Applied Materials                                 5.9%
Microsoft                                         5.6%
Amgen                                             5.3%
------------------------------------------------------
% of Total Portfolio Investments
in Common Stock                                  67.2%

                                [LOGO OMITTED] 9

            PBHG FUNDS

PBHG LARGE CAP GROWTH FUND
PORTFOLIO MANAGER: Michael S. Sutton, CFA

 PBHG LARGE CAP GROWTH FUND PBHLX


Portfolio Profile

OBJECTIVE:  Long-term growth of capital.

INVESTS IN: Companies that have market capitalizations above $10 billion at the time of purchase.

STRATEGY: These stocks are primarily those that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. The Fund may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

Performance
    Growth stocks continued to bear the brunt of exceptionally difficult market conditions during our fiscal year ending March 31, 2002. Consequently, PBHG Large Cap Growth Fund's PBHG Class declined 14.10% and the Advisor Class declined 14.29% for this period. The Fund trailed the benchmark S&P 500 Index, which was flat at 0.24%, and lagged the more style similar Russell 1000(R) Growth Index, which fell 2.00% for the same period. Clearly we are disappointed with our performance and are working diligently to improve upon these results.
    The recurring theme throughout most of the year was the continuing rotation out of previously favored growth-oriented investments into perceived safer investments, such as deep value stocks. As investors grappled with bad news during the year, including the tragic events of September 11, slumping economic conditions and questionable accounting practices, stocks were unable to regain their footing for any sustainable length of time. Investor sentiment was further dampened due to increasing layoffs, persistent profit warnings and disappointing corporate earnings. Although the Federal Reserve cut rates aggressively throughout the calendar year 2001 in a committed effort to stimulate the ailing economy, it generally remained unresponsive. More recently these efforts have started to revive growth, as we are seeing some signs of strength starting to stir in the economic environment. All was not lost over the past year, however, especially in the second and fourth quarters of 2001. Sectors that performed poorly in the third quarter, such as technology and consumer cyclical, lifted returns during the second and fourth quarters. The fourth quarter was especially strong. Stocks benefited from an increase in consumer confidence resulting from both the Fed's aggressive monetary easing and the public's positive view on the progression in the war against terrorism. It appeared that those stocks that had valuations fall the most in previous quarters bounced the highest during the final quarter of 2001. While our positions in the consumer cyclical, industrial and services sectors illustrated this theme and contributed positively to performance, our underweight position in technology compared to the benchmark dragged on returns. However, amid dwindling hopes in the first quarter of this year, the improving fundamentals for technology stocks failed to materialize and these stocks began to fall once again.
    Corporate accounting also became a major issue during the first quarter of 2002, as the Enron situation spread panic and worry. Our belief is that, unfortunately, this is just the tip of the iceberg and we will continue to see the market focus on accounting issues until the excesses are washed out.


Portfolio Discussion

    During a fiscal year when the S&P 500 Index rose just 0.24% and the Nasdaq Composite Index gained a modest 0.35%, the definition of a successful investment for aggressive growth investors was a stock that didn't decline much. Fund holdings Calpine, AES and Mirant, all independent power producers (IPPs), lost their business momentum, as the energy crunch abated due to decreased demand in a slow economy, lower oil and natural gas prices and milder weather conditions. Additionally, stock selection in the consumer cyclical sector detracted from results. For example, AOL Time Warner (AOL) and Gemstar-TV Guide International suffered from the negative impact soft economic data had on companies with ties to the advertising market.
    Another industry that proved disappointing was pharmaceuticals. During economic slowdowns, these stocks have historically been very rewarding. This was not the case over the previous 12 months, as pharmaceutical stocks demonstrated lackluster performance. Technology stock performance also remained problematic. Fortunately, our weighting in this sector was in line with that of the S&P 500 Index this fiscal year.
    On the positive side, Concord EFS continued to possess superior fundamentals. We were therefore rewarded by an appreciating stock price. United Health Group, which we purchased during the fiscal year, also showed accelerating business fundamentals and strong investment performance. Omnicom Group, a world leader in advertising, also did well over the last year, as the prospects for an economic rebound and an appreciation for their dominant global footprint attracted investors.
    The elements for renewed economic growth appear to be in place, as many stocks that were trapped in depressed territory have started to experience some positive returns over the past few months. We believe that the current low interest rate environment will continue, inflation will likely remain in check and earnings have probably bottomed. As these conditions are generally favorable for financial assets, we expect to see growth stocks begin to perform more in line with historical averages.
    While the tensions in the Middle East and lingering job market softness may continue to impact the market, we will be watching for more signs of renewed economic growth and the attractive investment opportunities we believe accompany these conditions. In seeking the fastest growing quality companies, we look for those businesses that are in good situations that we believe are getting better. The past year was very difficult for our discipline given the economic climate and the market's heightened sensitivity to valuation. As history would indicate, we expect that economic recovery should again favor our investment discipline, which seeks fast growing companies. Regardless of near-term market volatility, we will remain committed to our disciplined investment strategy, keeping the portfolio invested to capture the benefits of economic growth as it unfolds. Thank you for your continued confidence.

                                [LOGO OMITTED] 10

                                   PBHG FUNDS

                                                      PBHG LARGE CAP GROWTH FUND

                                                PBHG LARGE CAP GROWTH FUND PBHLX

   INVESTMENT FOCUS
        STYLE

Value   Blend   Growth
----------------------
                  x     Large
----------------------
                        Medium       MARKET CAPITALIZATION
----------------------
                        Small
----------------------
Source: Pilgrim Baxter & Associates, Ltd.

                                            AVERAGE ANNUAL TOTAL RETURN1
                                                AS OF MARCH 31, 2002

                                      One     Annualized   Annualized    Annualized
                                     Year       3 Year       5 Year       Inception
                                    Return      Return       Return        to Date
---------------------------------------------------------------------------------------------------------------------------
  PBHG Large Cap Growth Fund -
    PBHG Class2                   (14.10)%       2.67%        15.07%       16.86%
---------------------------------------------------------------------------------------------------------------------------
  PBHG Large Cap Growth Fund -
    Advisor Class3                (14.29)%       2.58%        15.01%       16.82%
---------------------------------------------------------------------------------------------------------------------------


     COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE PBHG
             LARGE CAP GROWTH FUND - PBHG CLASS, VERSUS THE S&P 500
          INDEX, RUSSELL 1000(R) GROWTH INDEX AND THE LIPPER LARGE-CAP
                              GROWTH FUNDS AVERAGE

                                                            [LINE CHART OMITTED]
                                                            PLOT POINTS FOLLOWS:

                   PBHG LARGE
                 CAP GROWTH FUND -            S&P 500                 LIPPER MULTI-CAP GROWTH               RUSSELL 1000(R)
                  PBHG CLASS                  INDEX4                     FUNDS AVERAGE6                      GROWTH INDEX5
4/5/95             $10,000                   $10,000                         $10,000                            $10,000
4/30/95             10,000                    10,189                          10,000                             10,000
5/31/95             10,070                    10,595                          10,314                             10,349
6/30/95             10,920                    10,841                          10,819                             10,748
7/31/95             11,740                    11,200                          11,369                             11,195
8/31/95             12,310                    11,229                          11,424                             11,207
9/30/95             13,160                    11,702                          11,799                             11,724
10/31/95            13,510                    11,660                          11,710                             11,732
11/30/95            13,720                    12,172                          12,096                             12,188
12/31/95            13,383                    12,406                          12,053                             12,258
1/31/96             14,146                    12,828                          12,378                             12,668
2/29/96             14,827                    12,947                          12,689                             12,899
3/31/96             14,992                    13,072                          12,727                             12,916
4/30/96             15,880                    13,264                          13,083                             13,256
5/31/96             16,509                    13,606                          13,455                             13,719
6/30/96             16,158                    13,658                          13,336                             13,738
7/31/96             15,023                    13,055                          12,556                             12,933
8/31/96             15,601                    13,330                          12,963                             13,267
9/30/96             16,870                    14,080                          13,830                             14,232
10/31/96            16,365                    14,468                          13,937                             14,319
11/30/96            16,994                    15,561                          14,809                             15,393
12/31/96            16,514                    15,253                          14,457                             15,092
1/31/97             17,247                    16,205                          15,338                             16,151
2/28/97             16,504                    16,332                          15,099                             16,042
3/31/97             14,727                    15,662                          14,316                             15,173
4/30/97             15,626                    16,597                          15,073                             16,181
5/31/97             17,330                    17,606                          16,117                             17,348
6/30/97             18,197                    18,395                          16,786                             18,043
7/31/97             19,860                    19,858                          18,337                             19,639
8/31/97             18,941                    18,746                          17,494                             18,489
9/30/97             20,139                    19,772                          18,421                             19,399
10/31/97            19,282                    19,113                          17,762                             18,682
11/30/97            19,365                    19,997                          18,166                             19,475
12/31/97            20,206                    20,340                          18,410                             19,693
1/31/98             19,893                    20,565                          18,682                             20,282
2/28/98             22,450                    22,047                          20,149                             21,808
3/31/98             23,681                    23,175                          21,058                             22,677
4/30/98             23,817                    23,408                          21,371                             22,991
5/31/98             23,160                    23,006                          20,829                             22,339
6/30/98             24,861                    23,940                          22,032                             23,707
7/31/98             24,621                    23,686                          21,830                             23,550
8/31/98             19,945                    20,266                          18,272                             20,016
9/30/98             21,458                    21,564                          19,519                             21,553
10/31/98            21,573                    23,318                          20,845                             23,286
11/30/98            22,993                    24,731                          22,291                             25,057
12/31/98            26,353                    26,156                          24,538                             27,316
1/31/99             27,213                    27,250                          26,045                             28,920
2/28/99             25,671                    26,403                          24,998                             27,599
3/31/99             27,447                    27,460                          26,418                             29,053
4/30/99             27,157                    28,523                          26,579                             29,090
5/31/99             26,029                    27,850                          25,768                             28,195
6/30/99             27,950                    29,395                          27,585                             30,171
7/31/99             26,933                    28,478                          26,766                             29,212
8/31/99             27,135                    28,336                          26,774                             29,689
9/30/99             27,593                    27,559                          26,525                             29,065
10/31/99            30,363                    29,303                          28,376                             31,261
11/30/99            34,284                    29,899                          29,894                             32,947
12/31/99            44,025                    31,660                          33,407                             36,374
1/31/2000           44,792                    30,069                          32,128                             34,668
2/29/2000           56,129                    29,500                          34,229                             36,363
3/31/2000           54,509                    32,386                          36,183                             38,966
4/30/2000           48,628                    31,412                          34,200                             37,111
5/31/2000           44,409                    30,767                          32,306                             35,243
6/30/2000           52,833                    31,525                          34,567                             37,914
7/31/2000           52,876                    31,033                          33,896                             36,333
8/31/2000           59,709                    32,960                          36,771                             39,623
9/30/2000           56,882                    31,220                          34,270                             35,875
10/31/2000          51,355                    31,088                          32,701                             34,177
11/30/2000          42,661                    28,637                          28,522                             29,139
12/31/2000          43,945                    28,777                          28,519                             28,217
1/31/2001           44,051                    29,798                          29,360                             30,167
2/28/2001           39,143                    27,081                          25,135                             25,045
3/31/2001           34,584                    25,366                          22,677                             22,320
4/30/2001           37,499                    27,337                          25,001                             25,143
5/31/2001           37,438                    27,520                          24,794                             24,772
6/30/2001           36,638                    26,850                          24,053                             24,199
7/31/2001           35,264                    26,586                          23,268                             23,594
8/31/2001           32,364                    24,922                          21,393                             21,665
9/30/2001           28,664                    22,909                          19,249                             19,502
10/31/2001          29,872                    23,346                          20,021                             20,525
11/30/2001          31,835                    25,137                          21,883                             22,497
12/31/2001          31,413                    25,357                          21,949                             22,454
1/31/2002           30,129                    24,987                          21,438                             22,058
2/28/2002           28,589                    24,505                          20,466                             21,142
3/31/2002          $29,706                   $25,427                         $21,318                            $21,874

1 Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund's investment in technology companies involves the risk of volatility. Products of technology companies may be subject to severe competition and rapid obsolescence. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.
2 The PBHG Large Cap Growth Fund - PBHG Class commenced operations on April 5,
  1995.
3 The performance shown for the Advisor Class prior to its inception on December
  29, 2000, is based on the performance and expenses of the PBHG Class. Subsequent to December 29, 2000, the performance is that of the Advisor Class and reflects the expenses specific to the Advisor Class, which will cause its returns to be less than those of the PBHG Class. The average annual total return of the Advisor Class from its inception to March 31, 2002 was (26.94)%.
4 The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Index is unmanaged and reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.
5 The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those securities in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values. The Index reflects the reinvestment oF income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.
6 The Lipper Large-Cap Growth Funds Average represents the average performance of 851 mutual funds classified by Lipper, Inc. in the Large-Cap Growth category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. The Average is not intended to imply the Fund's past or future performance. A direct investment in the Average is not possible. The chart assumes $10,000 invested in the Lipper Large-Cap Growth Funds Average at that month's end, April 30, 1995.


SECTOR WEIGHTINGS - AT MARCH 31, 2002

[PIE CHART OMITTED]
PLOT POINTS FOLLOWS:

Consumer Cyclical           20%
Consumer Non-Cyclical        6%
Financial                    8%
Health Care                 35%
Industrial                   3%
Services                     9%
Technology                  19%

% of Total Portfolio Investments in Common Stock


TOP TEN HOLDINGS - MARCH 31, 2002

Home Depot                                        4.7%
Forest Laboratories                               4.0%
Laboratory Corporation of America                 3.7%
Microsoft                                         3.3%
Concord EFS                                       3.2%
Johnson & Johnson                                 3.2%
Quest Diagnostics                                 3.2%
Pfizer                                            3.1%
Abbott Laboratories                               3.0%
Wal-Mart Stores                                   3.0%
------------------------------------------------------

% of Total Portfolio Investments
in Common Stock                                  34.4%


                                [LOGO OMITTED] 11

            PBHG FUNDS

PBHG LIMITED FUND
PORTFOLIO MANAGER: Erin A. Piner

 PBHG LIMITED FUND PBLDX


Portfolio Profile

OBJECTIVE:  Long-term capital appreciation.

INVESTS IN:  Common stocks of small sized companies.

STRATEGY: The Fund seeks to invest in small companies that generally have market capitalizations similar to the market capitalizations of the companies in the Russell 2000(R) Growth Index. These are companies that Pilgrim Baxter believes have strong historical earnings growth and expected earnings higher than the U.S. market as a whole as measured by the S&P 500 Index.

Performance

    For the twelve months ending March 31, 2002, PBHG Limited Fund posted a return of 1.17% against the 4.95% return of the Russell 2000(R) Growth Index. Evidence of a contracting economic climate clearly presented itself and drove the fundamental underperformance of most growth companies--particularly information technology companies--throughout the year. Characterized by a confluence of events that previously seemed unimaginable, performance over this period was marked by fits and starts with equal measures of hopefulness and uncertainty as the economy moved toward recovery. As time continues to heal the wounds left by September 11 and the economy regains lost momentum, we remain resolute in our belief that the market will reward our portfolio of small rapidly-growing companies over the year ahead.
    The Fund underperformed the Russell 2000(R) Growth Index in both the second and fourth quarters of fiscal year 2002, but posted healthy returns in the first and third quarters. After exiting the June quarter ahead of our benchmark and cautiously optimistic about the convalescence of the economy, the Fund's returns careened downward throughout the fiscal year's second quarter, culminating in a September month that was the worst in memory. With a gradual return toward stability and the Federal Reserve's continued infusion of liquidity into the economy, the quarter ending December 31, 2001 brought a healthy reversal of fortune to the Fund, which posted a strong return relative to the Index.
    Finally, finishing another tumultuous year, the Fund posted a loss for the quarter ending March 31, 2002, underperforming the Russell 2000(R) Growth. Unfortunately, strong March returns were not enough to compensate for the devastation wrought on small growth stocks during February. In addition to profit concerns, the quarter also grappled with an altogether new fear - distrust over corporate accounting practices brought on by the highly publicized Enron scandal. Such uncertainty tends to drive the underperformance of the less liquid, higher growth, higher P/E stocks that comprise our small growth company portfolio. Yet, through our disciplined process we were able to identify numerous companies showing positive business trends, whose share prices had been unjustly punished. Throughout February, we concentrated the Fund's holdings in the strongest of these opportunities, a process that led to the Fund's notable outperformance in March.

Portfolio Discussion

    At the start of the fiscal year, it appeared to us that the coming investment climate would be more egalitarian with leadership spread broadly among the non-technology sectors. Not only did this prove to be the case across the market indexes, but also within the Fund. While we continued to follow a rigorous bottom-up stock selection process, our sector allocations generally reflected the fact that it was easier to find fast growing companies outside the technology sector than within it.
    Among those stocks that made positive contributions to performance this past year were consumer, health care, services and even a few technology issues. A core Fund holding, Polycom, which provides traditional audio and video conferencing solutions to enterprise customers, saw a counter-cyclical surge in demand for its cost-saving solutions throughout the year and in the wake of the terrorist attacks. Panera Bread, Whole Foods Markets, and Krispy Kreme Doughnuts provided evidence of the resiliency of the consumer throughout this recession. Health care distribution company Accredo Health continued to post strong revenue and earnings growth throughout the year. New additions in the post-secondary education services sector such as Career Education and Corinthian Colleges also added to Fund performance. Several long-term Fund holdings, including Medicis Pharmaceutical, FactSet Research and SurModics, made healthy contributions to Fund performance for the period.
    Despite a difficult year for the technology sector, several technology companies were among the strongest contributors to the Fund for the year. As corporations continued to spend on information technology necessities with high ROI and relatively small ticket prices, performance monitoring solutions company Precise Software Solutions posted healthy revenue and earnings growth that led to strong performance throughout the year. Simple Technology and ChipPAC, technology companies whose fortunes are tied to a cyclical recovery in the semiconductor market, were added toward the end of the year and still placed among the Funds strongest contributors.
    Several other new additions to the portfolio made notable contributions to performance. Among them were some of our top performers, including flat-panel display chip companies Genesis Microchip and Sage, DVD chip company Zoran, and video game software company Activision. Each posted strong fundamental business dynamics and rapid growth within their insulated end markets despite the slowing economy.
    In examining holdings that detracted most from performance, last year's assertion that we were seeing companies with solid fundamentals needlessly punished by the market led us to have more patience with some of our larger technology positions than we should have. Despite the fact that holdings Informatica and Micromuse continued to post strong earnings growth as far out as June 2001, the deterioration in corporate profits and the subsequent freeze in spending ultimately caught up with these companies and estimates had to be ratcheted down. Clearly, we failed to recognize the fact that the market had already been discounting this inevitable outcome.
    Other notable missteps were Natus Medical, Charlotte Russe and Cima Labs. Natus Medical disappointed investors with an unexpected earnings miss in its first quarter as a public company. Specialty retail apparel chain operator Charlotte Russe suffered poor results early the fiscal year due to a fashion miscue and decline in mall traffic as the economy cooled. Cima Labs, a specialty pharmaceutical company surprised investors by announcing that sales would likely fall below expectations for the fourth quarter resulting from a decision to work down inventories that would lower manufacturing sales. These unexpected "hiccups" in business fundamentals are a common risk in any portfolio of rapidly-growing small companies.
    Outside of earnings disappointments, the largest detraction to performance for the period can be explained by our commitment to style purity. In a year where companies with high betas, high P/Es and high growth rates dramatically underperformed, our portfolio of rapidly growing small companies suffered in kind. We look forward to a new year that has already seen the valuation playing field even out and the forecast for the economy improve. As always, we have positioned our portfolio from the bottom up with fundamentally robust small growth companies that we believe stand to benefit from renewed corporate profit growth and a return to healthy economic demand. We sincerely appreciate your continued support and confidence in our ability to provide you with a high-quality portfolio of small aggressive growth companies throughout these trying times.

                                [LOGO OMITTED] 12

                                          PBHG FUNDS

                                                               PBHG LIMITED FUND

                                                         PBHG LIMITED FUND PBLDX

   INVESTMENT FOCUS
        STYLE

Value   Blend   Growth
----------------------
                        Large
----------------------
                        Medium       MARKET CAPITALIZATION
----------------------
                  x     Small
----------------------
Source: Pilgrim Baxter & Associates, Ltd.

                                                    AVERAGE ANNUAL TOTAL RETURN1
                                                         AS OF MARCH 31, 2002

                               One        Annualized     Annualized     Annualized
                              Year          3 Year         5 Year        Inception
                             Return         Return         Return        to Date2
---------------------------------------------------------------------------------------------------------------------------
  PBHG Limited Fund           1.17%         11.02%         14.38%         10.52%
---------------------------------------------------------------------------------------------------------------------------


          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
            THE PBHG LIMITED FUND, VERSUS THE RUSSELL 2000(R) GROWTH
              INDEX AND THE LIPPER SMALL-CAP GROWTH FUNDS AVERAGE

                              [LINE GRAPH OMITTED]
                              PLOT POINTS FOLLOWS:

                       PBHG LIMITED                       RUSSELL 2000(R)                   LIPPER SMALL CAP-GROWTH
                           FUND                           GROWTH INDEX3                        FUNDS AVERAGE4
6/28/96                  $10,000                            $10,000                                $10,000
6/30/96                   10,000                             10,000                                 10,000
7/31/96                    9,950                              8,779                                  8,986
8/31/96                   10,320                              9,429                                  9,593
9/30/96                   11,010                              9,915                                 10,201
10/31/96                  10,570                              9,487                                  9,863
11/30/96                  10,560                              9,751                                 10,064
12/31/96                  11,082                              9,941                                 10,195
1/31/97                   11,273                             10,189                                 10,452
2/28/97                   10,048                              9,574                                  9,798
3/31/97                    9,085                              8,898                                  9,145
4/30/97                    8,984                              8,795                                  9,023
5/31/97                   10,741                             10,117                                 10,278
6/30/97                   11,454                             10,460                                 10,877
7/31/97                   12,016                             10,996                                 11,617
8/31/97                   12,257                             11,326                                 11,830
9/30/97                   13,622                             12,230                                 12,800
10/31/97                  13,070                             11,496                                 12,154
11/30/97                  12,809                             11,221                                 11,922
12/31/97                  12,864                             11,228                                 11,983
1/31/98                   12,708                             11,078                                 11,817
2/28/98                   13,756                             12,056                                 12,802
3/31/98                   14,606                             12,562                                 13,457
4/30/98                   14,720                             12,639                                 13,586
5/31/98                   13,621                             11,721                                 12,684
6/30/98                   14,057                             11,840                                 12,981
7/31/98                   13,154                             10,852                                 12,074
8/31/98                   10,509                              8,347                                  9,458
9/30/98                   11,691                              9,193                                 10,185
10/31/98                  11,681                              9,672                                 10,611
11/30/98                  12,770                             10,423                                 11,517
12/31/98                  14,542                             11,366                                 12,764
1/31/99                   15,053                             11,877                                 13,079
2/28/99                   13,422                             10,791                                 11,920
3/31/99                   12,998                             11,175                                 12,489
4/30/99                   12,965                             12,162                                 13,045
5/31/99                   13,966                             12,181                                 13,177
6/30/99                   15,989                             12,823                                 14,384
7/31/99                   15,380                             12,426                                 14,373
8/31/99                   15,358                             11,961                                 14,195
9/30/99                   16,663                             12,192                                 14,559
10/31/99                  18,077                             12,504                                 15,374
11/30/99                  20,524                             13,827                                 17,283
12/31/99                  24,968                             16,264                                 20,394
1/31/2000                 24,821                             16,112                                 20,182
2/29/2000                 32,988                             19,861                                 25,155
3/31/2000                 30,840                             17,773                                 23,822
4/30/2000                 26,583                             15,979                                 21,192
5/31/2000                 23,407                             14,580                                 19,461
6/30/2000                 29,946                             16,463                                 22,699
7/31/2000                 27,677                             15,052                                 21,228
8/31/2000                 30,787                             16,635                                 23,684
9/30/2000                 31,093                             15,809                                 22,793
10/31/2000                27,704                             14,526                                 21,282
11/30/2000                21,645                             11,888                                 17,666
12/31/2000                23,255                             12,616                                 19,186
1/31/2001                 23,758                             13,637                                 19,700
2/28/2001                 19,914                             11,768                                 17,123
3/31/2001                 17,581                             10,698                                 15,515
4/30/2001                 20,474                             12,007                                 17,380
5/31/2001                 21,015                             12,286                                 17,777
6/30/2001                 21,537                             12,621                                 18,276
7/31/2001                 19,932                             11,544                                 17,231
8/31/2001                 18,383                             10,823                                 16,214
9/30/2001                 15,155                              9,077                                 13,706
10/31/2001                16,666                              9,950                                 14,827
11/30/2001                18,141                             10,780                                 15,952
12/31/2001                19,035                             11,452                                 16,935
1/31/2002                 18,108                             11,044                                 16,384
2/28/2002                 15,667                             10,329                                 15,315
3/31/2002                $17,786                            $11,227                                $16,497

1 Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund's investment in technology companies involves the risk of volatility. Products of technology companies may be subject to severe competition and rapid obsolescence. Securities of smaller companies involve greater risk and price volatility than larger, more established companies. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance wouldl have been lower. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.
2 The PBHG Limited Fund commenced operations on June 28, 1996.
3 The Russell 2000(R) Growth Index is an unmanaged index comprised of those securities in the Russell 2000(R) Index with a greater-than-average growth orientation. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.
4 The Lipper Small-Cap Growth Funds Average represents the average performance of 442 mutual funds classified by Lipper, Inc. in the Small-Cap Growth category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. The Average is not intended to imply the Fund's past or future performance. A direct investment in the Average is not possible. The chart assumes $10,000 invested in the Lipper Small-Cap Growth Funds Average at that month's end, June 30, 1996.


SECTOR WEIGHTINGS - AT MARCH 31, 2002

[PIE CHART OMITTED]
PLOT POINTS FOLLOWS:

Consumer Cyclical          13%
Consumer Non-Cyclical       2%
Health Care                15%
Industrial                  6%
Services                   17%
Technology                 47%

% of Total Portfolio Investments in Common Stock


TOP TEN HOLDINGS - MARCH 31, 2002

Precise Software Solutions                  2.9%
Corporate Executive Board                   2.8%
Photon Dynamics                             2.7%
ChipPAC                                     2.6%
Cymer                                       2.6%
Surmodics                                   2.5%
Panera Bread, Cl A                          2.5%
Factset Research Systems                    2.4%
Pharmaceutical Product Development          2.3%
Zoran                                       2.3%
------------------------------------------------
% of Total Portfolio Investments
in Common Stock                            25.6%

                                [LOGO OMITTED] 13

            PBHG FUNDS

PBHG NEW OPPORTUNITIES FUND
PORTFOLIO MANAGER: Gary L. Pilgrim, CFA

 PBHG NEW OPPORTUNITIES FUND PBNOX


Portfolio Profile

OBJECTIVE: Capital appreciation.

INVESTS IN: The Fund invests at least 65% of its total assets in growth securities, such as common stocks, of companies in economic sectors which we believe have above average growth potential.

STRATEGY: PBHG New Opportunities Fund is a diversified portfolio intended to deliver capital appreciation by investing in small growth companies. The Fund will generally hold stocks of less than 50 small growth companies. It is expected that the Fund will have above average volatility due to the less liquid nature of small growth companies and a strategy of owning a relatively small number of equity securities. The Fund focuses primarily on those growth securities whose market capitalizations or annual revenues are under $1 billion at the time of purchase.

Performance

    For the year ended March 31, 2002, the Fund's total return was -5.98% versus returns of 4.95% for the Russell 2000(R) Growth Index and 6.54% for all funds classified as small-cap growth funds by Lipper, Inc. It would be an understatement to say that the past year was a difficult environment for growth investing in the aftermath of the high-flying technology-driven returns produced from 1998 to early 2000. Investment strategies that emphasize companies with high price-to-earnings ratios and high growth rates were at a distinct disadvantage this past year. As the technology boom faded and the economy slid into a recession led by cutbacks in information technology spending, we underestimated the tremendous impact these issues would have on the companies in our portfolio. Additionally, investors were attracted to lower risk, lower P/E type investments, which put valuation pressure on the higher P/E companies found in our portfolio. We did make adjustments to our technology holdings during the year. As a result our overweight position relative to the benchmark, 42% versus 25% for the benchmark, helped add a small incremental return to the portfolio. Selections in the health care and industrial sectors accounted for most of our performance shortfall. In health care, for example, only a third of our holdings contributed positively to performance. Product delays caused by disappointing drug trials, collaborations with large drug companies that did not achieve expected results and lower than expected earnings accounted for some of the difficulties encountered by our holdings. Noven Pharmaceuticals and Cima Labs were also among the underperforming stocks. Disappointing returns from the industrial sector were primarily a result of our holdings in Analogic, Molecular Devices, and Zygo.
    As disappointing as the year's outcome is to us, we believe the basic cause is the same -- a recessionary economic environment combined with the outperformance of other investment disciplines over aggressive growth strategies such as ours. As our fiscal year drew to a close and first quarter earnings began to come in, we found the preannouncement period to be fairly benign. It appears that the risk of negative earnings surprises has diminished and that corporate managements have set earnings guidance at achievable levels. We are hopeful that our efforts to identify sustainable growth companies will produce better results going forward.

Portfolio Discussion

    During the year, we increased our weighting in the consumer cyclicals sector from 8% to 13% with the addition of two restaurant stocks, Panera Bread and Rare Hospitality. Making up the balance of our increase in this sector was Chico's FAS, a women's apparel retailer. While the number of holdings from the health care sector remained about the same, the overall sector exposure declined by about 10 percentage points as a result of eliminating large holdings such as ArQule, Impath, Noven and Cima Labs. New holdings added during the year included Integra LifeSciences, Province Healthcare, DIANON Systems and Possis Medical. In an effort to achieve some exposure to the improving semiconductor equipment area, we added Photon Dynamics and Cymer from the industrial sector to the portfolio. Giving the Fund exposure to defense electronics was accomplished by our selection of Integrated Defense Technologies. Our weighting in the technology sector increased from 21% to 30% with the addition of Verisity, ATMI, Photronics and Newport, and provided much needed exposure to semiconductor-related activity. Over the course of the year, the number of our holdings increased from 28 to 37 and our weighted average market capitalization rose slightly from about $600 million to almost $800 million. The percentage of holdings under $1 billion declined from 95% to 79%. It remains an objective of our strategy that potential new holdings be under one billion in market cap at the time of purchase.
    Best performing stocks for the year included Numerical Technologies, Verisity, Career Education, Symyx Technologies, Integra LifeSciences Holdings, P.F. Chang's, Panera Bread, Chico's FAS, Websense and ATMI. With the exception of Numerical and Symyx, all still remain in the Fund and are doing well fundamentally. Among the year's losers, the common theme seemed to be disappointing earnings. Our ten worst issues were Skillsoft, Embarcadero Technologies, Noven, OPNET, Cognizant Technology, Centillium, Cima Labs, Simplex Solutions, Molecular Devices and Multilink Technology.
    Admittedly, this was a year with which we were less than pleased. Our focus on bottom-up stock selection suffered as declines in stock prices preceded the actual appearance of weak earnings. We were not well prepared for events such as earlier technology overspending and its effect on subsequent demand and a Fed policy determined to slow economic activity. However it appears the worst may be behind us, as the economy appears to be improving steadily and earnings outlooks are taking on a more realistic tone, particularly in select areas of the technology sector. Experience convinces us that our disciplines will ultimately prove productive again and we remain optimistic. While the past year has been difficult on our shareholders, we promise you our continued best efforts in the future.

                               [LOGO OMITTED] 14

                                 PBHG FUNDS

                                                     PBHG NEW OPPORTUNITIES FUND

                                               PBHG NEW OPPORTUNITIES FUND PBNOX



   INVESTMENT FOCUS
        STYLE

Value   Blend   Growth
----------------------
                        Large
----------------------
                        Medium       MARKET CAPITALIZATION
----------------------
                  x     Small
----------------------
Source: Pilgrim Baxter & Associates, Ltd.


                                                    AVERAGE ANNUAL TOTAL RETURN1
                                                        AS OF MARCH 31, 2002

                                        One         Annualized     Annualized
                                        Year          3 Year       Inception
                                       Return         Return       to Date2
--------------------------------------------------------------------------------
  PBHG New Opportunities Fund          (5.98)%         39.29%         46.31%
--------------------------------------------------------------------------------


        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE
            PBHG NEW OPPORTUNITIES FUND, VERSUS THE RUSSELL 2000(R)
           GROWTH INDEX AND THE LIPPER SMALL-CAP GROWTH FUNDS AVERAGE

                              [LINE CHART OMITTED]
                              PLOT POINTS FOLLOWS:

                           PBHG                    RUSSELL 2000(R)          LIPPER SMALL-CAP GROWTH
                   NEW OPPORTUNITIES FUND           GROWTH INDEX3              FUNDS AVERAGE4
2/12/99                  $10,000                       $10,000                    $10,000
2/28/99                   10,399                        14,461                     10,000
3/31/99                   12,182                        14,976                     10,477
4/30/99                   12,618                        16,299                     10,943
5/31/99                   13,306                        16,324                     11,054
6/30/99                   17,944                        17,184                     12,066
7/31/99                   19,519                        16,653                     12,058
8/31/99                   19,808                        16,030                     11,908
9/30/99                   20,355                        16,339                     12,213
10/31/99                  25,769                        16,758                     12,897
11/30/99                  34,645                        18,530                     14,499
12/31/99                  53,900                        21,796                     17,109
1/31/2000                 56,972                        21,593                     16,931
2/29/2000                 85,782                        26,617                     21,103
3/31/2000                 76,739                        23,819                     19,984
4/30/2000                 55,596                        21,414                     17,778
5/31/2000                 52,462                        19,539                     16,325
6/30/2000                 69,860                        22,063                     19,042
7/31/2000                 55,838                        20,172                     17,808
8/31/2000                 62,904                        22,294                     19,868
9/30/2000                 61,935                        21,186                     19,121
10/31/2000                59,668                        19,467                     17,854
11/30/2000                44,575                        15,932                     14,820
12/31/2000                51,376                        16,907                     16,095
1/31/2001                 50,406                        18,276                     16,526
2/28/2001                 41,341                        15,770                     14,365
3/31/2001                 35,012                        14,337                     13,016
4/30/2001                 37,281                        16,092                     14,580
5/31/2001                 38,101                        16,464                     14,913
6/30/2001                 39,929                        16,913                     15,332
7/31/2001                 35,251                        15,471                     14,455
8/31/2001                 32,667                        14,504                     13,602
9/30/2001                 26,703                        12,164                     11,498
10/31/2001                30,107                        13,334                     12,438
11/30/2001                31,570                        14,447                     13,382
12/31/2001                35,604                        15,347                     14,207
1/31/2002                 34,230                        14,801                     13,745
2/28/2002                 30,170                        13,843                     12,847
3/31/2002                $32,919                       $15,046                    $13,839

1 Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund's investment in technology companies involves the risk of volatility. Products of technology companies may be subject to severe competition and rapid obsolescence. Securities of smaller companies involve greater risk and price volatility than larger, more established companies. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.
2 The PBHG New Opportunities Fund commenced operations on February 12, 1999.
3 The Russell 2000(R) Growth Index is an unmanaged index comprised of those securities in the Russell 2000(R) Index with A greater-than-average growth orientation. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.
4 The Lipper Small-Cap Growth Funds Average represents the average performance of 442 mutual funds classified by Lipper, Inc. in the Small-Cap Growth category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. The Average is not intended to imply the Fund's past or future performance. A direct investment in the Average is not possible. The chart assumes $10,000 invested in the Lipper Small-Cap Growth Funds Average at that month's end, February 28, 1999.


SECTOR WEIGHTINGS - AT MARCH 31, 2002

[PIE CHART OMITTED]
PLOT POINTS FOLLOWS:

Consumer Cyclical     14%
Health Care           17%
Industrial            17%
Services              20%
Technology            32%

% of Total Portfolio Investments in Common Stock


TOP TEN HOLDINGS - MARCH 31, 2002

Integrated Defense Technologies          3.5%
Manhattan Associates                     3.4%
Aspen Technology                         3.3%
Verisity                                 3.3%
FTI Consulting                           3.3%
Corinthian Colleges                      3.2%
Photon Dynamics                          3.2%
Documentum                               3.2%
Panera Bread, Cl A                       3.2%
Career Education                         3.1%
---------------------------------------------
% of Total Portfolio Investments
in Common Stock                         32.7%

                               [LOGO OMITTED] 15

            PBHG FUNDS

PBHG SELECT EQUITY FUND
PORTFOLIO MANAGERS: Michael S. Sutton, CFA, Greg Chodaczek

 PBHG SELECT EQUITY FUND PBHEX


Portfolio Profile

OBJECTIVE:  Long-term growth of capital.

INVESTS IN: Growth securities, such as common stocks, of generally no more than 30 small, medium or large capitalization companies.

STRATEGY: These stocks are primarily those that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. The Fund may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

Performance

    Growth stocks continued to bear the brunt of exceptionally difficult market conditions during our fiscal year ending March 31, 2002. Consequently, PBHG Select Equity Fund declined 14.45% during the period. The Fund trailed the benchmark S&P 500 Index, which was flat at 0.24%, and lagged the more style similar Russell 1000(R) Growth Index, which fell 2.00% for the same period. Clearly we are disappointed with our performance and are working diligently to improve upon these results.
    The recurring theme throughout most of the year was the continuing rotation out of previously favored growth-oriented investments into perceived safer investments, such as deep value stocks. As investors grappled with bad news during the year, including the tragic events of September 11, slumping economic conditions and questionable accounting practices, stocks were unable to regain their footing for any sustainable length of time. Investor sentiment was further dampened due to increasing layoffs, persistent profit warnings and disappointing corporate earnings. Although the Federal Reserve cut rates aggressively throughout the calendar year 2001 in a committed effort to stimulate the ailing economy, it generally remained unresponsive. More recently these efforts have started to revive growth, as we are seeing some signs of strength starting to stir in the economic environment. All was not lost over the past year, however, especially in the second and fourth quarters of 2001. Sectors that performed poorly in the third quarter, such as technology and consumer cyclical, lifted returns during the second and fourth quarters. The fourth quarter was especially strong. Stocks benefited from an increase in consumer confidence resulting from both the Fed's aggressive monetary easing and the public's positive view on the progression in the war against terrorism. It appeared that those stocks that had valuations fall the most in previous quarters bounced the highest during the final quarter of 2001. While our positions in the consumer cyclical, industrial and services sectors illustrated this theme and contributed positively to performance, our underweight position in technology compared to the benchmark dragged on returns. However, amid dwindling hopes in the first quarter of this year, the improving fundamentals for technology stocks failed to materialize and these stocks began to fall.
    Corporate accounting also became a major issue during the first quarter of 2002, as the Enron situation spread panic and worry. Our belief is that, unfortunately, this is just the tip of the iceberg and we will continue to see the market focus on accounting issues until the excesses are washed out. For portfolios that invest in a limited number of stocks, this risk is exacerbated because position sizes are larger and the shock absorption benefits of investing in a large number of stocks are not available.


Portfolio Discussion

    The underperformance of the Fund can be attributed to the dismal returns of three sectors; technology; utilities and industrials, with the technology sector providing the biggest drag on results. The technology sector suffered primarily from the continued slowdown in capital equipment purchases by the telecommunications services sector, which started late in fiscal year 2001 and continued throughout the past fiscal year. While most telecommunication equipment suppliers were hurt by these conditions, the faster growing smaller companies suffered more due to their higher expected growth rates. Two portfolio holdings that were hit the hardest were ONI Systems and Sonus Networks. The slashing of the capital expenditure budgets by major telecommunication carriers reduced by half the expected revenues and earnings for both companies. Additionally, Independent Power Producer (IPP's) Calpine, in which we had a significant exposure, Calpine lost its business momentum as the energy crunch abated due to decreased demand in a slow economy, lower oil and natural gas prices and milder weather conditions. Another sector that weighed on Fund performance was the industrial sector. The slowdown in order patterns to the electronic manufacturing services companies and Tyco International's bad case of "Enronitis" caused this sector to stumble. With regard to the former, our holding of Flextronics International was negatively impacted by the drop in order patterns from the large original equipment manufacturers. This slowdown came on much faster than most analysts had predicted, including us. Tyco International was battered due to their complex accounting practices for merger and acquisition activities.
    Two bright spots this past fiscal year were the Fund's holdings in the health care and services sectors. The largest contributor in the healthcare sector this past fiscal year was Quest Diagnostics, the clinical laboratory testing company. Quest Diagnostics has benefited from the ongoing move by hospitals and physicians to outsource their clinical testing services. This outsourcing of tests frees up time and expenses for these already cost conscious institutions. In the services sector, Concord EFS, the electronic transaction processing and fund transfer services company, was the Fund's best performing stock. Concord EFS' business model continues to grow revenues and improve operating margins due to the steady growth in purchases made using personal debit cards.
    The elements for renewed economic growth appear to be in place, as many stocks that were trapped in depressed territory have started to experience some positive returns over the past few months. We believe that the current low interest rate environment will continue, inflation will likely remain in check and earnings have probably bottomed. As these conditions are generally favorable for financial assets, we expect to see growth stocks begin to perform more in line with historical averages.
    While the tensions in the Middle East and lingering job market softness may continue to impact the market, we will be watching for more signs of renewed economic growth and the attractive investment opportunities we believe accompany these conditions. In seeking the fastest growing quality companies, we look for those businesses that are in good situations that we believe are getting better. The past year was very difficult for our discipline given the economic climate and the market's heightened sensitivity to valuation. As history would indicate, we expect that economic recovery should again favor our investment discipline, which seeks fast growing companies. Regardless of near-term market volatility, we will remain committed to our disciplined investment strategy, keeping the portfolio invested to capture the benefits of economic growth as it unfolds. Thank you for your continued confidence.

                                [LOGO OMITTED] 16

                                     PBHG FUNDS

                                                         PBHG SELECT EQUITY FUND

                                                   PBHG SELECT EQUITY FUND PBHEX


   INVESTMENT FOCUS
        STYLE

Value   Blend   Growth
----------------------
                        Large
------------------x---
                        Medium       MARKET CAPITALIZATION
----------------------
                        Small
----------------------
Source: Pilgrim Baxter & Associates, Ltd.

                          AVERAGE ANNUAL TOTAL RETURN1
                              AS OF MARCH 31, 2002

                                      One     Annualized   Annualized    Annualized
                                     Year       3 Year       5 Year       Inception
                                    Return      Return       Return       to Date2
---------------------------------------------------------------------------------------------------------------------------
  PBHG Select Equity Fund         (14.45)%       1.41%       11.19%        15.87%
---------------------------------------------------------------------------------------------------------------------------


                 COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
                          THE PBHG SELECT EQUITY FUND, VERSUS THE S&P 500 INDEX AND THE LIPPER MULTI-CAP GROWTH FUNDS AVERAGE

                              [LINE CHART OMITTED]
                              PLOT POINTS FOLLOWS:

                    PBHG SELECT EQUITY                    S&P 500                   LIPPER MULTI-CAP GROWTH
                          FUND                            INDEX3                        FUNDS AVERAGE4
4/5/95                  $10,000                           $10,000                            $10,000
4/30/95                  10,210                            10,189                             10,000
5/31/95                  10,620                            10,595                             10,224
6/30/95                  11,930                            10,841                             10,881
7/31/95                  13,680                            11,201                             11,621
8/31/95                  14,240                            11,229                             11,747
9/30/95                  14,850                            11,702                             12,088
10/31/95                 15,300                            11,661                             11,877
11/30/95                 15,690                            12,172                             12,307
12/31/95                 15,836                            12,406                             12,358
1/31/96                  16,184                            12,828                             12,461
2/29/96                  17,382                            12,947                             12,925
3/31/96                  17,690                            13,072                             13,097
4/30/96                  19,206                            13,265                             13,866
5/31/96                  20,804                            13,606                             14,347
6/30/96                  20,015                            13,658                             13,906
7/31/96                  18,059                            13,055                             12,676
8/31/96                  19,257                            13,331                             13,340
9/30/96                  21,562                            14,080                             14,299
10/31/96                 20,322                            14,468                             14,147
11/30/96                 20,793                            15,561                             14,819
12/31/96                 20,269                            15,253                             14,590
1/31/97                  20,765                            16,205                             15,316
2/28/97                  18,324                            16,332                             14,630
3/31/97                  16,461                            15,663                             13,754
4/30/97                  16,927                            16,597                             14,014
5/31/97                  19,203                            17,607                             15,398
6/30/97                  19,979                            18,395                             15,953
7/31/97                  21,852                            19,858                             17,401
8/31/97                  20,765                            18,747                             17,135
9/30/97                  22,804                            19,773                             18,293
10/31/97                 21,231                            19,113                             17,457
11/30/97                 20,600                            19,997                             17,419
12/31/97                 21,655                            20,340                             17,502
1/31/98                  21,221                            20,565                             17,473
2/28/98                  23,383                            22,047                             18,970
3/31/98                  24,987                            23,176                             19,970
4/30/98                  24,935                            23,409                             20,227
5/31/98                  23,476                            23,007                             19,291
6/30/98                  26,466                            23,941                             20,358
7/31/98                  24,325                            23,686                             19,663
8/31/98                  19,596                            20,266                             16,165
9/30/98                  21,490                            21,564                             17,530
10/31/98                 20,196                            23,318                             18,387
11/30/98                 21,707                            24,732                             19,861
12/31/98                 25,773                            26,157                             22,366
1/31/99                  26,115                            27,251                             23,762
2/28/99                  23,745                            26,404                             22,383
3/31/99                  26,829                            27,460                             23,923
4/30/99                  25,897                            28,524                             24,548
5/31/99                  24,790                            27,850                             24,126
6/30/99                  26,942                            29,396                             25,921
7/31/99                  26,363                            28,479                             25,508
8/31/99                  28,318                            28,336                             25,690
9/30/99                  29,157                            27,560                             25,846
10/31/99                 35,023                            29,304                             27,857
11/30/99                 44,490                            29,899                             30,657
12/31/99                 67,241                            31,660                             36,328
1/31/2000                70,543                            30,070                             35,536
2/29/2000               101,120                            29,501                             42,356
3/31/2000                91,437                            32,387                             41,648
4/30/2000                71,213                            31,412                             37,771
5/31/2000                63,034                            30,768                             35,093
6/30/2000                86,290                            31,526                             39,392
7/31/2000                83,575                            31,033                             38,242
8/31/2000                97,524                            32,961                             42,808
9/30/2000                89,239                            31,221                             40,916
10/31/2000               77,124                            31,089                             37,855
11/30/2000               51,729                            28,638                             31,181
12/31/2000               50,732                            28,778                             32,032
1/31/2001                52,922                            29,799                             33,019
2/28/2001                40,987                            27,082                             27,611
3/31/2001                32,706                            25,366                             24,364
4/30/2001                37,677                            27,337                             27,411
5/31/2001                37,369                            27,520                             27,132
6/30/2001                37,246                            26,851                             26,714
7/31/2001                33,887                            26,586                             25,191
8/31/2001                30,072                            24,922                             23,042
9/30/2001                25,815                            22,910                             19,863
10/31/2001               27,341                            23,346                             21,118
11/30/2001               30,220                            25,137                             23,187
12/31/2001               30,011                            25,358                             23,593
1/31/2002                28,510                            24,988                             22,890
2/28/2002                26,639                            24,506                             21,510
3/31/2002               $27,981                           $25,428                            $22,695

1 Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund's investment in technology companies involves the risk of volatility. Products of technology companies may be subject to severe competition and rapid obsolescence. Securities of small and medium companies involve greater risk and price volatility than larger, more established companies. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.

2 The PBHG Select Equity Fund commenced operations on April 5, 1995.

3 The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Index is unmanaged and reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.

4 The Lipper Multi-Cap Growth Funds Average represents the average performance of 491 mutual funds classified by Lipper, Inc. in the Multi-Cap Growth category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. The Average is not intended to imply the Fund's past or future performance. A direct investment in the Average is not possible. The chart assumes $10,000 invested in the Lipper Multi-Cap Growth Funds Average at that month's end, April 30, 1995.


SECTOR WEIGHTINGS - AT MARCH 31, 2002

[PIE CHART OMITTED]
PLOT POINTS FOLLOWS:

Consumer Cyclical       18%
Financial                2%
Health Care             34%
Industrial               4%
Services                13%
Technology              29%

% of Total Portfolio Investments in Common Stock


TOP TEN HOLDINGS - MARCH 31, 2002

Concord EFS                                       5.7%
Quest Diagnostics                                 5.6%
Forest Laboratories                               5.3%
Apollo Group, Cl A                                5.1%
Wal-Mart Stores                                   5.1%
Microsoft                                         4.7%
Home Depot                                        4.7%
Idec Pharmaceuticals                              4.7%
Applied Materials                                 4.6%
First Data                                        4.4%
------------------------------------------------------
% of Total Portfolio Investments
in Common Stock                                  49.9%

                               [LOGO OMITTED] 17

     PBHG FUNDS

PBHG CLIPPER FOCUS FUND
PORTFOLIO MANAGERS: James Gipson, Douglas Grey, Peter Quinn, Michael Sandler, Bruce Veaco

 PBHG CLIPPER FOCUS FUND PBFOX


Portfolio Profile

OBJECTIVE:  Long-term capital growth.

INVESTS IN: Normally no more than 30 common stocks of companies that, in Pilgrim Baxter's opinion, have a strong earnings growth outlook and potential for capital appreciation.

STRATEGY: This portfolio is designed to concentrate our investments in approximately 30 companies that we believe represent the best growth companies in the market at a given time, regardless of company size. We purchase only those high growth, high quality companies where we have the greatest confidence in the company's specific fundamental business characteristics.

Performance

    Amid corporate accounting improprieties, earnings troubles, the tragic events of September 11 and what now appears to be a mild recession, stocks of all kinds generally struggled for most of the fiscal year ending March 31, 2002. Although economic data released throughout the period became increasingly positive as the recessionary conditions eased, stocks were unable to launch a sustained rally. In addition, stocks remained generally unresponsive to the tremendous amount of fiscal and monetary stimulus injected into the economy with the exception of a period of strong performance in the fourth quarter of 2001.
    We are very pleased to report, however, that despite the challenging market conditions endured throughout the fiscal year, PBHG Clipper Focus Fund outpaced the benchmark S&P 500 Index by a significant margin. The Fund returned 20.82% for the one-year period ending March 31, 2002, compared to a slight increase of 0.24% for the Index. In addition, between April 30, 2001, the fiscal year end of the Fund's predecessor, UAM Clipper Focus Portfolio, and March 31, 2002, the Fund's fiscal year end, the Fund rose 17.48% compared to a decline of 6.99% for the benchmark during the same period. The change in fiscal year is a result of the Fund's acquiring all the assets of its predecessor in a reorganization.

Portfolio Discussion

    During the year ending March 31, 2002, performance benefited from our strict investment focus in which we buy stock in companies we consider to be undervalued by the market and sell them when their share prices reach our estimate of intrinsic value. For most of the period, our holdings in the consumer discretionary area worked to lift returns. Positive results were derived from Office Depot, Staples and United Technologies, among others. Holdings in the financial sector turned in mixed results, as did our selections and weighting in the energy sector. For example, while our avoidance of energy stocks proved beneficial at times in the fourth quarter of 2001, our lack of exposure to the sector prevented us from partaking in the gains these stocks experienced in the final months of 2001 and the first quarter of 2002. In addition, our lack of exposure to the health care sector generally helped performance, as this sector turned in disappointing results for much of the period, an unusual occurrence in recessionary conditions. Historically, health care stocks are considered defensive and generally perform favorably under difficult economic conditions.
    We have reduced our exposure to several names, including United Technologies, Office Depot, and Newell Rubbermaid. Although Office Depot and Newell performed favorably and made positive contributions to portfolio returns, our stringent buy/sell guidelines dictated that we sell these positions since they had reached their intrinsic value.
    Looking ahead, we plan to continue to update our company specific valuations regularly, mindful that many companies still appear fully or overvalued at their current prices. Additionally, we believe a great deal of uncertainty remains regarding the pace of the impending economic recovery. As always, we will be paying close attention to the latest information regarding corporate earnings, as well as to any economic ramifications of the crisis in the Middle East. Although positive economic data continues to emerge and the Federal Reserve has recently shifted its stance to a neutral bias, equity markets have been mired with fear of more corporate accounting problems, thus preventing stocks from making any significant forward progress. Despite near-term uncertainty, we urge you to stay focused, as we are, on long-term investment results. Thank you for your confidence in PBHG Clipper Focus Fund.

                                [LOGO OMITTED] 18

                                   PBHG FUNDS

                                                         PBHG CLIPPER FOCUS FUND

                                                   PBHG CLIPPER FOCUS FUND PBFOX


   INVESTMENT FOCUS
        STYLE

Value   Blend   Growth
----------------------
  x                     Large
----------------------
                        Medium       MARKET CAPITALIZATION
----------------------
                        Small
----------------------
Source: Pilgrim Baxter & Associates, Ltd.


                                                    AVERAGE ANNUAL TOTAL RETURN1
                                                         AS OF MARCH 31, 2002

                                     One            Annualized         Annualized
                                    Year              3 Year            Inception
                                   Return             Return            to Date2
---------------------------------------------------------------------------------------------------------------------------
  PBHG Clipper Focus Fund          20.82%             21.56%             21.82%
---------------------------------------------------------------------------------------------------------------------------

          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
              THE PBHG CLIPPER FOCUS FUND, VERSUS THE S&P 500 INDEX
                  AND THE LIPPER MULTI-CAP VALUE FUNDS AVERAGE

                              [LINE CHART OMITTED]
                              PLOT POINTS FOLLOWS:

                          PBHG CLIPPER                      S&P 500                         LIPPER MULTI-CAP
                           FOCUS FUND                        INDEX3                       VALUE FUNDS AVERAGE4
9/10/98                     $10,000                          $10,000                              $10,000
9/30/98                      10,260                           10,387                               10,000
10/31/98                     11,700                           11,232                               10,802
11/30/98                     12,040                           11,913                               11,289
12/31/98                     11,791                           12,599                               11,650
1/31/99                      11,501                           13,126                               11,730
2/28/99                      11,290                           12,718                               11,399
3/31/99                      11,230                           13,227                               11,728
4/30/99                      12,233                           13,739                               12,645
5/31/99                      12,203                           13,415                               12,589
6/30/99                      12,354                           14,159                               13,037
7/31/99                      12,122                           13,718                               12,664
8/31/99                      11,971                           13,649                               12,283
9/30/99                      11,649                           13,275                               11,791
10/31/99                     11,528                           14,115                               12,182
11/30/99                     11,447                           14,402                               12,277
12/31/99                     11,569                           15,250                               12,688
1/31/2000                    11,046                           14,484                               12,146
2/29/2000                     9,856                           14,210                               11,710
3/31/2000                    10,846                           15,600                               12,939
4/30/2000                    11,207                           15,130                               12,911
5/31/2000                    11,805                           14,820                               13,021
6/30/2000                    11,542                           15,185                               12,742
7/31/2000                    12,039                           14,948                               12,813
8/31/2000                    12,920                           15,876                               13,643
9/30/2000                    13,915                           15,038                               13,515
10/31/2000                   14,758                           14,975                               13,838
11/30/2000                   15,195                           13,794                               13,327
12/31/2000                   16,692                           13,862                               14,112
1/31/2001                    16,445                           14,353                               14,530
2/28/2001                    16,972                           13,045                               14,086
3/31/2001                    16,697                           12,218                               13,579
4/30/2001                    17,171                           13,168                               14,363
5/31/2001                    17,527                           13,256                               14,657
6/30/2001                    17,492                           12,933                               14,398
7/31/2001                    17,341                           12,806                               14,340
8/31/2001                    17,438                           12,004                               13,823
9/30/2001                    16,603                           11,035                               12,603
10/31/2001                   16,776                           11,245                               12,791
11/30/2001                   18,209                           12,108                               13,625
12/31/2001                   18,684                           12,214                               13,986
1/31/2002                    18,955                           12,036                               13,827
2/28/2002                    19,238                           11,804                               13,712
3/31/2002                   $20,172                          $12,248                              $14,355

1 Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Funds that concentrate investments to a limited number of securities may involve greater risk than more diversified funds, including a greater potential for volatility. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.

2 On December 14, 2001, the PBHG Clipper Focus Fund acquired the assets of the
  Clipper Focus Portfolio. Prior to the acquisition, the PBHG class shares of the fund were known as the Institutional Class shares of the Clipper Focus Portfolio. The Clipper Focus Portfolio was a series of the UAM Funds Trust. The Clipper Focus Portfolio was managed by Pacific Financial Research, Inc., the PBHG Clipper Focus Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the Clipper Focus Portfolio. Data includes performance of the Fund's predecessor, whose inception date was September 10, 1998.


3 The S&P 500 Index is a capitalization weighted index of 500 stocks. The Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Index is unmanaged and reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.

4 The Lipper Multi-Cap Value Funds Average represents the average performance of
  561 mutual funds classified by Lipper, Inc. in the Multi-Cap Value Funds category. The performance figures are based on changes in net asset value of the funds in the category with all capital gain distributions and income dividends reinvested. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. The Average is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible. The chart assumes $10,000 invested in the Lipper Multi-Cap Value Funds Average at that month's end, September 30, 1998.


SECTOR WEIGHTINGS - AT MARCH 31, 2002

[PIE CHART OMITTED]
PLOT POINTS FOLLOWS:

Consumer Cyclical                10%
Consumer Non-Cyclical            29%
Financial                        41%
Industrial                        5%
Services                         11%
Technology                        4%

% of Total Portfolio Investments in Common Stock


TOP TEN HOLDINGS - MARCH 31, 2002

Philip Morris                                     8.9%
Freddie Mac                                       8.5%
Fannie Mae                                        6.5%
McDonald's                                        5.4%
Interpublic Group                                 5.2%
Tyco International                                4.9%
American Express                                  4.9%
Equity Residential Properties Trust               4.8%
Kroger                                            4.0%
Safeway                                           4.0%
------------------------------------------------------
% of Total Portfolio Investments
in Common Stock                                  57.1%

                                [LOGO OMITTED] 19

            PBHG FUNDS

PBHG FOCUSED VALUE FUND
PORTFOLIO MANAGER: Jerome J. Heppelmann, CFA

 PBHG FOCUSED VALUE FUND PBFVX



Portfolio Profile

OBJECTIVE: Above-average total return over a market cycle of three to five years, consistent with reasonable risk.

INVESTS IN: The Fund, a non-diversified portfolio, invests at least 65% of its total assets in value securities, such as common stocks of small, medium or large capitalization companies.

STRATEGY: The value securities in the Fund are primarily common stocks that Pilgrim Baxter and Value Investors believe are currently underpriced using certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. We use our own fundamental research, computer models and proprietary measures of value in managing this Fund.

Performance

    For the fiscal year ended March 31, 2002 PBHG Focused Value Fund declined 6.18% trailing the return of 0.24% for the S&P 500 Index. The past 12 months were unique in many ways. The financial markets and the overall economy suffered through the worst terrorist attacks to ever occur on U.S. soil. Additionally, during the year we faced the largest corporate bankruptcy in U.S history along with growing uncertainties surrounding corporate accounting practices. The market reacted to these events by rewarding "safe" companies. Falling into this category were companies considered to be inexpensive, with easy to understand business models and very little financial leverage.
    Due to the concentrated nature of the Fund, a few individual stocks can have a large impact on overall performance. Three of the portfolio's holdings accounted for a major portion of the Fund's underperformance versus the benchmark S&P 500 Index. Hanover Compressor, an oilfield services company, suffered from concerns over off-balance sheet debt and the sustainability of its growth rate. Adelphia Cable was also negatively impacted by its acknowledgement of off-balance sheet debt and renewed concerns regarding the sustainability of growth rates in the cable industry. The third holding, Bristol-Myers Squibb, suffered from disappointing trial results from a potential block-buster cardio-vascular drug, in addition to some inventory issues within their distribution channels.


Portfolio Discussion

    The Fund's performance was negatively impacted by the market's "flight to safety." Consumer staple companies demonstrating slow, but steady predictable growth outperformed in the past year. Our underweighted position in these companies during the year hurt performance. However, valuations in this group remain high and we feel earnings growth will be difficult going forward. We believe there are better opportunities in companies that will benefit from an improving economy.
    Regional banks performed well, particularly during the latter part of the year, due to the aggressive decrease in interest rates and the subsequent resulting increase in lending margins. Our underweight position in this sector negatively impacted performance. However, we are not optimistic about the long-term growth potential of the regional bank group, primarily because we believe the benefits they enjoyed during the period of declining interest rates are not to be found going forward. As a result, we remain comfortable with our current underweight position in this sector.
    Aiding the Fund's performance during the fiscal year were positions in Intuit, a provider of tax preparation software, and Aetna, a large HMO, which is benefiting from increased premiums and a more profitable mix of businesses.
    We continue to see opportunities in certain segments of the technology sector and remain committed to investing in companies with experienced management teams and market leading products. With the exception of the telecommunications industry, we believe that corporate information technology budgets will improve and drive demand going forward. As we did in the past year, we anticipate adding technology companies that meet our stringent selection criteria over the next twelve months.
    Looking ahead, we expect to see signs of a continuing economic recovery. The effects of the unprecedented decline in interest rates in 2001, combined with a stimulative tax policy and corporate "belt-tightening", will continue to produce an improvement in corporate profits going forward. Regardless of future market action, we believe that over the long-term our investment process will deliver incremental returns and risk diversification for our investors. We will continue to seek to invest in high quality companies that we expect to benefit the most from economic growth as it unfolds.

                                [LOGO OMITTED] 20

                                   PBHG FUNDS

                                                         PBHG FOCUSED VALUE FUND

                                                   PBHG FOCUSED VALUE FUND PBFVX


   INVESTMENT FOCUS
        STYLE

Value   Blend   Growth
----------------------
                        Large
----------------------
  x                     Medium       MARKET CAPITALIZATION
----------------------
                        Small
----------------------
Source: Pilgrim Baxter & Associates, Ltd.


                                                    AVERAGE ANNUAL TOTAL RETURN1
                                                         AS OF MARCH 31, 2002

                                      One            Annualized        Annualized
                                     Year              3 Year           Inception
                                    Return             Return           to Date2
---------------------------------------------------------------------------------------------------------------------------
  PBHG Focused Value Fund           (6.18)%            19.61%            19.23%
---------------------------------------------------------------------------------------------------------------------------


                        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
                           THE PBHG FOCUSED VALUE FUND, VERSUS THE S&P 500 INDEX
                                 AND THE LIPPER MULTI-CAP CORE FUNDS AVERAGE

                              [LINE CHART OMITTED]
                              PLOT POINTS FOLLOWS:

                                                                 S&P 500                      LIPPER MULTI-CAP
                    PBHG FOCUSED VALUE FUND                       INDEX3                     CORE FUNDS AVERAGE4
2/12/99                     $10,000                              $10,000                            $10,000
2/28/99                       9,932                               10,072                             10,000
3/31/99                      10,136                               10,475                             10,358
4/30/99                      10,058                               10,881                             10,764
5/31/99                      10,446                               10,624                             10,631
6/30/99                      11,318                               11,213                             11,193
7/31/99                      11,541                               10,864                             10,967
8/31/99                      11,560                               10,809                             10,797
9/30/99                      11,638                               10,513                             10,595
10/31/99                     11,986                               11,178                             11,114
11/30/99                     12,888                               11,405                             11,581
12/31/99                     14,802                               12,077                             12,564
1/31/2000                    16,066                               11,470                             12,138
2/29/2000                    16,739                               11,253                             12,754
3/31/2000                    19,173                               12,354                             13,505
4/30/2000                    17,381                               11,983                             13,006
5/31/2000                    17,516                               11,737                             12,598
6/30/2000                    17,827                               12,026                             13,078
7/31/2000                    17,464                               11,838                             12,858
8/31/2000                    18,656                               12,573                             13,828
9/30/2000                    18,676                               11,909                             13,284
10/31/2000                   18,780                               11,859                             13,069
11/30/2000                   17,029                               10,924                             11,916
12/31/2000                   18,475                               10,978                             12,323
1/31/2001                    19,558                               11,367                             12,695
2/28/2001                    19,314                               10,331                             11,687
3/31/2001                    18,486                                9,676                             10,937
4/30/2001                    19,834                               10,428                             11,804
5/31/2001                    20,248                               10,498                             11,880
6/30/2001                    19,930                               10,242                             11,689
7/31/2001                    19,696                               10,142                             11,453
8/31/2001                    19,027                                9,507                             10,850
9/30/2001                    16,946                                8,739                              9,769
10/31/2001                   17,392                                8,906                             10,056
11/30/2001                   18,645                                9,589                             10,781
12/31/2001                   19,111                                9,673                             11,005
1/31/2002                    17,676                                9,532                             10,819
2/28/2002                    17,237                                9,348                             10,565
3/31/2002                   $17,344                              $ 9,700                            $11,036

1 Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Funds that concentrate investments to a limited number of securities may involve greater risk than more diversified funds, including a greater potential for volatility. Securities of small and medium companies involve greater risk and price volatility than larger, more established companies. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.
2 The PBHG Focused Value Fund commenced operations on February 12, 1999.
3 The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Index is unmanaged and reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.
4 The Lipper Multi-Cap Core Funds Average represents the average performance of
  392 mutual funds classified by Lipper, Inc. in the Multi-Cap Core category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. The Average is not intended to imply the Fund's past or future performance. A direct investment in the Average is not possible. The chart assumes $10,000 invested in the Lipper Multi-Cap Core Funds Average at that month's end, February 28, 1999.


SECTOR WEIGHTINGS - AT MARCH 31, 2002

[PIE CHART OMITTED]
PLOT POINTS FOLLOWS:

Consumer Cyclical              13%
Consumer Non-Cyclical          11%
Energy                          4%
Financial                      22%
Health Care                    25%
Industrial                      5%
Services                        9%
Technology                      8%
Utilities                       3%

% of Total Portfolio Investments in Common Stock


TOP TEN HOLDINGS - MARCH 31, 2002

Aetna                                             7.3%
DST Systems                                       6.1%
Safeway                                           5.8%
Titan                                             5.1%
Haemonetics                                       4.8%
Bristol-Myers Squibb                              4.8%
Intuit                                            4.1%
Merck                                             4.0%
Adelphia Communications, Cl A                     3.6%
Halliburton                                       3.6%
------------------------------------------------------
% of Portfolio Investments
in Common Stock                                  49.2%

                                [LOGO OMITTED] 21

            PBHG FUNDS

PBHG LARGE CAP VALUE FUND
PORTFOLIO MANAGER: Raymond J. McCaffrey, CFA

 PBHG LARGE CAP VALUE FUND PLCVX


Portfolio Profile

OBJECTIVE: Long-term growth of capital; current income is a secondary objective.

INVESTS IN: A diversified portfolio of equity securities of large capitalization companies.

STRATEGY: The Fund invests in companies with market capitalizations in excess of $10 billion which in our opinion, are undervalued or overlooked by the market. In selecting investments for the Fund, we emphasize fundamental investment value and consider factors such as: the relationship of a company's potential earning power to the current market price of its stock; continuing dividend income and the potential for increased dividend growth; low price/earnings ratio relative to either that company's historical results or the current ratios for other similar companies; and potential for favorable business developments.

Performance

    For the fiscal year ended March 31, 2002, PBHG Large Cap Value Fund's PBHG Class had a -3.86% total return and the Advisor Class had a -4.15% total return versus the 0.24% return of the S&P 500 Index. We are disappointed by this performance and are taking steps to improve upon the mixed results of fiscal year 2002.

    Unfortunately, many of the Fund's holdings languished over the past year. For example, large positions in two pharmaceutical companies, Merck and Bristol-Myers Squibb, had meaningful negative impacts on returns. Although we clearly underestimated how poor the fundamental outlook was for these two companies in the short run, we believe at current prices, both stocks are attractively valued. Historically, the pharmaceutical industry has outperformed most other industries over the long term. As such, we continue to hold on to our positions in these two names, confident that they will provide solid growth over time.
    Likewise, our choices in the telecommunications services area detracted substantially from results. Sizeable positions in both AT&T and Sprint dragged on performance. Again, we misjudged the extent of the severe pricing pressure that is occurring in the long-distance area, which is a result of the increasingly competitive nature of that industry. Since we see no signs of these conditions abating, we have sold our positions in both stocks. We still, however maintain some exposure to the telecommunications services sector. We are concentrating on the Regional Bell Companies such as SBC Communications. In our opinion, the Regional Bells offer low P/E's, stable balance sheets and attractive dividend yields.
    Finally, investors now seem to prefer small and mid-cap issues. In the late 1990s, large cap stocks led the market. However, the last two years have seen a resurgence in the performance of small and mid-cap stocks. We are hopeful that results across companies of various market capitalizations will even out and that large cap stock performance will be on par with their small and mid-cap counterparts in the coming year.
    There were some bright spots during the period. For example, HMO holdings, such as Aetna, performed favorably due to attractive valuations and successful restructuring actions.

Portfolio Discussion

    Following a record 11 rate cuts in 2001, the Federal Open Market Committee has recently shifted its outlook on the U.S economy to a neutral bias, meaning the risks to the economy are now more balanced between strength and weakness. Based on the increase in news of improving conditions and the decline in reports citing economic deterioration, the economy appears to be on the upswing. We believe interest rates should hover near current levels and expect consumer spending to remain steady. We are mindful, however, that the tensions in the Middle East and concerns over the strength of the economic recovery will probably keep the market volatile in the months ahead. Despite these uncertainties, we continue to find stocks that meet our investment criteria of reasonable valuations and improving earnings outlooks.
    Looking ahead, we believe health care and utilities are the most attractive areas. Specifically, we think the pharmaceutical industry has good long-term potential with compelling valuations and reasonable dividend yields. Similarly, we believe utilities sector are also selling at favorable valuations while providing attractive dividend yields. Conversely, we believe most of the consumer cyclicals area looks extended, trading at valuations that are near all-time highs. While consumer demand may stay strong, we think it is already reflected in the sector's current valuations.
    In surveying the investment landscape, it appears that valuations for "defensive" companies and for those that benefit from improving economic conditions are about equal based on historical trends. Accordingly, we have portfolio exposure balanced by sector and industry.

                                [LOGO OMITTED] 22

                                        PBHG FUNDS

                                                       PBHG LARGE CAP VALUE FUND

                                                 PBHG LARGE CAP VALUE FUND PLCVX


   INVESTMENT FOCUS
        STYLE

Value   Blend   Growth
----------------------
  x                     Large
----------------------
                        Medium       MARKET CAPITALIZATION
----------------------
                        Small
----------------------
Source: Pilgrim Baxter & Associates, Ltd.

                                             AVERAGE ANNUAL TOTAL RETURN1
                                                 AS OF MARCH 31, 2002

                                     One      Annualized    Annualized   Annualized
                                    Year        3 Year        5 Year      Inception
                                   Return       Return        Return       to Date
---------------------------------------------------------------------------------------------------------------------------
  PBHG Large Cap Value Fund -
    PBHG Class2                    (3.86)%       9.77%        17.28%       16.64%
---------------------------------------------------------------------------------------------------------------------------
  PBHG Large Cap Value Fund -
    Advisor Class3                 (4.15)%       9.61%        17.18%       16.54%
---------------------------------------------------------------------------------------------------------------------------


               COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE
                     PBHG LARGE CAP VALUE FUND - PBHG CLASS, VERSUS THE S&P 500
                     INDEX AND THE LIPPER LARGE-CAP VALUE FUNDS AVERAGE

                              [LINE CHART OMITTED]
                              PLOT POINTS FOLLOWS:

                      PBHG LARGE CAP                     S&P 500                     LIPPER LARGE-CAP VALUE
                 VALUE FUND - PBHG CLASS                 INDEX4                          FUNDS AVERAGE5
12/31/96                 $10,000                         $10,000                              $10,000
1/31/97                   10,240                          10,624                               10,406
2/28/97                   10,430                          10,708                               10,488
3/31/97                   10,110                          10,269                               10,135
4/30/97                   10,380                          10,881                               10,429
5/31/97                   11,080                          11,543                               11,123
6/30/97                   11,560                          12,060                               11,530
7/31/97                   12,400                          13,019                               12,389
8/31/97                   12,000                          12,291                               12,102
9/30/97                   12,450                          12,963                               12,752
10/31/97                  12,110                          12,531                               12,260
11/30/97                  12,390                          13,110                               12,492
12/31/97                  12,562                          13,335                               12,681
1/31/98                   12,540                          13,483                               12,637
2/28/98                   13,407                          14,455                               13,521
3/31/98                   14,101                          15,194                               14,126
4/30/98                   14,198                          15,347                               14,219
5/31/98                   14,101                          15,084                               13,869
6/30/98                   14,339                          15,696                               13,934
7/31/98                   14,318                          15,529                               13,475
8/31/98                   12,312                          13,287                               11,414
9/30/98                   13,201                          14,138                               11,960
10/31/98                  14,578                          15,288                               12,919
11/30/98                  15,553                          16,214                               13,502
12/31/98                  16,925                          17,149                               13,934
1/31/99                   17,244                          17,866                               14,028
2/28/99                   16,509                          17,311                               13,633
3/31/99                   16,962                          18,003                               14,027
4/30/99                   17,415                          18,701                               15,124
5/31/99                   17,550                          18,259                               15,056
6/30/99                   18,701                          19,272                               15,592
7/31/99                   18,297                          18,671                               15,146
8/31/99                   17,991                          18,578                               14,690
9/30/99                   17,844                          18,069                               14,102
10/31/99                  18,787                          19,212                               14,569
11/30/99                  19,142                          19,602                               14,683
12/31/99                  18,796                          20,757                               15,175
1/31/2000                 18,634                          19,714                               14,527
2/29/2000                 17,372                          19,341                               14,005
3/31/2000                 19,379                          21,233                               15,474
4/30/2000                 19,962                          20,594                               15,442
5/31/2000                 20,723                          20,172                               15,573
6/30/2000                 20,270                          20,669                               15,240
7/31/2000                 19,460                          20,346                               15,324
8/31/2000                 20,771                          21,610                               16,317
9/30/2000                 21,516                          20,469                               16,163
10/31/2000                21,743                          20,382                               16,549
11/30/2000                22,034                          18,775                               15,939
12/31/2000                23,303                          18,867                               16,878
1/31/2001                 24,881                          19,536                               17,377
2/28/2001                 24,679                          17,755                               16,847
3/31/2001                 23,336                          16,630                               16,241
4/30/2001                 24,528                          17,923                               17,178
5/31/2001                 24,780                          18,043                               17,530
6/30/2001                 24,310                          17,604                               17,220
7/31/2001                 24,427                          17,430                               17,151
8/31/2001                 23,403                          16,339                               16,532
9/30/2001                 20,902                          15,020                               15,074
10/31/2001                21,103                          15,306                               15,298
11/30/2001                22,849                          16,480                               16,296
12/31/2001                22,974                          16,625                               16,727
1/31/2002                 22,116                          16,382                               16,537
2/28/2002                 22,099                          16,066                               16,399
3/31/2002                $22,436                         $16,671                              $17,169

1 Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.
2 The PBHG Large Cap Value Fund - PBHG Class commenced operations on December
  31, 1996.
3 The performance shown for the Advisor Class prior to its inception on December
  29, 2000, is based on the performance and expenses of the PBHG Class. Subsequent to December 29, 2000, the performance is that of the Advisor Class and reflects the expenses specific to the Advisor Class, which will cause its returns to be less than those of the PBHG Class. The average annual total return of the Advisor Class from its inception to March 31, 2002 was (3.32)%.
4 The S&P 500 Index is a capitalization weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Index is unmanaged and reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.
5 The Lipper Large-Cap Value Funds Average represents the average performance of
  365 mutual funds classified by Lipper, Inc. in the Large-Cap Value category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. The Average is not intended to imply the Fund's past or future performance. A direct investment in the Average is not possible.


SECTOR WEIGHTINGS - AT MARCH 31, 2002

[PIE CHART OMITTED]
PLOT POINTS FOLLOWS:

Basic Materials               2%
Consumer Cyclical             8%
Consumer Non-Cyclical        12%
Energy                        9%
Financial                    18%
Health Care                  20%
Industrial                    4%
Services                      2%
Technology                   16%
Transportation                1%
Utilities                     8%

% of Total Portfolio Investments in Common Stock


TOP TEN HOLDINGS - MARCH 31, 2002

Merck                                             5.1%
Aetna                                             4.7%
Bristol-Myers Squibb                              4.5%
Kroger                                            3.2%
PNC Financial Services Group                      3.2%
Pharmacia                                         2.8%
Lexmark International                             2.8%
Safeway                                           2.7%
First Data                                        2.3%
AON                                               2.3%
------------------------------------------------------
% of Total Portfolio Investments
in Common Stock                                  33.6%

                                [LOGO OMITTED] 23

            PBHG FUNDS

PBHG MID-CAP VALUE FUND
PORTFOLIO MANAGER: Jerome J. Heppelmann, CFA

 PBHG MID-CAP VALUE FUND PBMCX


Portfolio Profile

OBJECTIVE: Above-average total return over a market cycle of three to five years, consistent with reasonable risk.

INVESTS IN: Common stocks and other equity securities of companies with market capitalizations in the range of companies represented by the Standard & Poor's MidCap 400 Index ("S&P MidCap 400 Index"), which are considered to be undervalued based on certain proprietary measures of value.

STRATEGY: The value securities in the Fund are primarily common stocks that Pilgrim Baxter and Value Investors believe are currently underpriced using certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. We use our own fundamental research, computer models and proprietary measures of value in managing this Fund. The Fund's sector weightings are generally within 10% of the S&P MidCap 400 Index's sector weightings. Additionally, the Fund generally has a lower price-to-earnings ratio than the S&P MidCap 400 Index.

Performance

    For the fiscal year ended March 31, 2002, PBHG Mid-Cap Value Fund's PBHG Class increased 9.00% and the Advisor Class increased 8.86% versus a return of 18.89% for the S&P MidCap 400 Index and 21.98% for the S&P MidCap 400/Barra Value Index. The past 12 months were unique in many ways. The financial markets and the overall economy suffered through the worst terrorist attacks to ever occur on U.S. soil. Additionally, during the year we faced the largest corporate bankruptcy in U.S history along with growing uncertainties surrounding corporate accounting practices. The market reacted to these events by rewarding "safe" companies. Falling into this category were companies considered to be inexpensive, with easy to understand business models and very little financial leverage. As discussed below, the Fund's lack of exposure to certain industry groups hurt performance and ultimately contributed to the Fund's underperformance relative to the benchmark, the S&P MidCap 400 Index.


Portfolio Discussion

    The Fund's performance was clearly negatively impacted by the market's "flight to safety." Consumer staple companies, with slow but steady, predictable growth, outperformed in the past year. Our underweighted position in these companies hurt performance during the year. However, valuations in this group are high and earnings growth will be difficult going forward. In our opinion, we believe there are better opportunities in companies that will benefit from an improving economy.
    The Fund's performance was also hurt by our cable company holdings. Increasing concerns over the industry's debt load, sustainability of cash flow growth and competition from satellite operators negatively impacted share prices.
    Regional banks performed well, particularly during the latter part of the year, due to the aggressive decrease in interest rates and the resulting increase in lending margins. Our underweight position in this sector hurt performance. However, we are not optimistic about the long-term growth potential of the regional bank group, primarily because we believe the benefits they enjoyed during the period of declining interest rates are not to be found going forward. As a result, we remain comfortable with our current underweight position in this sector.
    Health care was the best performing sector relative to the benchmark over the past year. This sector benefited from continued, predictable earnings growth. Our holdings in health care services outperformed the more expensive and volatile medical technology companies that were found in the benchmark over the past year. We like the long-term outlook for the health care sector and believe demographic changes will remain the drivers of demand in the future.
    We continue to see opportunities in certain segments of the technology sector and remain committed to investing in companies with experienced management teams and market leading products. With the exception of the telecommunications industry, we believe that corporate information technology budgets will improve and drive demand going forward. As we did in the past year, we anticipate adding technology companies that meet our selection criteria over the next twelve months.
    Looking ahead, we expect to see signs of a continuing economic recovery. The effects of the unprecedented decline in interest rates in 2001, combined with a stimulative tax policy and corporate "belt-tightening", will continue to produce an improvement in corporate profits going forward. Regardless of future market action, we believe that over the long-term our investment process will deliver incremental returns and risk diversification for our investors. We will continue to invest in high quality companies that we believe will benefit the most from economic growth as it unfolds.

                                [LOGO OMITTED] 24

                                 PBHG FUNDS

                                                         PBHG MID-CAP VALUE FUND

                                                   PBHG MID-CAP VALUE FUND PBMCX


   INVESTMENT FOCUS
        STYLE

Value   Blend   Growth
----------------------
                        Large
----------------------
  x                     Medium       MARKET CAPITALIZATION
----------------------
                        Small
----------------------
Source: Pilgrim Baxter & Associates, Ltd.

                                              AVERAGE ANNUAL TOTAL RETURN1
                                                  AS OF MARCH 31, 2002

                                         One          Annualized        Annualized
                                        Year            3 Year           Inception
                                       Return           Return            to Date
---------------------------------------------------------------------------------------------------------------------------

  PBHG Mid-Cap Value Fund -
    PBHG Class2                         9.00%           19.26%            24.70%
---------------------------------------------------------------------------------------------------------------------------
  PBHG Mid-Cap Value Fund -
    Advisor Class3                      8.86%           19.21%            24.67%
---------------------------------------------------------------------------------------------------------------------------

                 COMPARISON OF CHANGE IN THE VALUE OF A $10,000
              INVESTMENT IN THE PBHG MID-CAP VALUE FUND-PBHG CLASS,
                        VERSUS THE S&P MIDCAP 400 INDEX,
   S&P MIDCAP 400/BARRA VALUE INDEX AND THE LIPPER MID-CAP CORE FUNDS AVERAGE

                              [LINE GRAPH OMITTED]
                              PLOT POINTS FOLLOWS:

                PBHG MID-CAP                                               LIPPER MID-CAP                     S&P MIDCAP
                 VALUE FUND -               S&P MIDCAP                      CORE FUNDS                         400/BARRA
                 PBHG CLASS                 400 INDEX4                        AVERAGE6                        VALUE INDEX6
4/30/97           $10,000                    $10,000                           $10,000                           $10,000
5/31/97            10,740                     10,874                            10,638                            10,906
6/30/97            11,410                     11,180                            10,926                            11,368
7/31/97            12,890                     12,285                            11,733                            12,299
8/31/97            13,240                     12,271                            11,811                            12,359
9/30/97            14,300                     12,976                            12,472                            13,226
10/31/97           13,760                     12,411                            12,100                            12,726
11/30/97           13,870                     12,595                            12,402                            12,772
12/31/97           14,148                     13,083                            13,147                            12,987
1/31/98            14,138                     12,834                            12,845                            12,807
2/28/98            15,443                     13,896                            13,795                            13,863
3/31/98            16,106                     14,523                            14,440                            14,502
4/30/98            16,422                     14,787                            14,533                            14,657
5/31/98            15,717                     14,123                            13,946                            13,980
6/30/98            15,896                     14,211                            13,842                            14,132
7/31/98            15,580                     13,660                            13,240                            13,411
8/31/98            12,769                     11,119                            11,072                            10,913
9/30/98            13,906                     12,157                            11,933                            11,643
10/31/98           15,358                     13,243                            12,874                            12,357
11/30/98           16,538                     13,904                            13,174                            13,063
12/31/98           18,087                     15,584                            13,761                            14,209
1/31/99            18,122                     14,977                            13,042                            14,050
2/28/99            17,023                     14,193                            12,419                            13,241
3/31/99            17,451                     14,589                            12,653                            13,641
4/30/99            17,764                     15,740                            13,878                            14,478
5/31/99            18,666                     15,808                            14,104                            14,610
6/30/99            20,042                     16,656                            14,542                            15,412
7/31/99            20,215                     16,301                            14,349                            15,147
8/31/99            19,487                     15,742                            13,805                            14,667
9/30/99            19,174                     15,256                            13,125                            14,460
10/31/99           19,313                     16,033                            13,388                            15,014
11/30/99           20,007                     16,875                            13,658                            15,875
12/31/99           22,017                     17,878                            14,080                            17,414
1/31/2000          20,903                     17,374                            13,472                            16,926
2/29/2000          21,622                     18,590                            12,978                            18,847
3/31/2000          24,818                     20,146                            14,964                            19,712
4/30/2000          24,639                     19,443                            14,827                            18,713
5/31/2000          25,788                     19,200                            15,255                            18,131
6/30/2000          25,698                     19,482                            14,566                            19,077
7/31/2000          25,321                     19,790                            15,143                            18,847
8/31/2000          27,943                     21,999                            16,226                            20,803
9/30/2000          27,153                     21,849                            16,466                            20,447
10/31/2000         26,883                     21,108                            16,309                            19,754
11/30/2000         25,321                     19,515                            16,331                            17,862
12/31/2000         27,779                     21,007                            18,001                            19,328
1/31/2001          28,494                     21,475                            18,803                            19,655
2/28/2001          27,911                     20,250                            18,181                            18,403
3/31/2001          27,159                     18,744                            17,380                            17,194
4/30/2001          29,510                     20,812                            18,953                            18,825
5/31/2001          30,525                     21,297                            19,328                            19,224
6/30/2001          30,657                     21,211                            19,358                            19,188
7/31/2001          30,130                     20,895                            19,360                            18,737
8/31/2001          29,058                     20,211                            18,968                            17,980
9/30/2001          24,977                     17,697                            16,839                            15,774
10/31/2001         26,143                     18,480                            17,104                            16,430
11/30/2001         28,607                     19,855                            18,143                            17,621
12/31/2001         29,942                     20,880                            19,286                            18,485
1/31/2002          28,851                     20,772                            19,282                            18,222
2/28/2002          28,212                     20,797                            19,739                            17,980
3/31/2002         $29,604                    $22,284                           $21,200                           $19,089

1 Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Securities of small and medium companies involve greater risk and price volatility than larger, more established companies. Products of technology companies may be subject to severe competition and rapid obsolescence. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.
2 The PBHG Mid-Cap Value Fund-PBHG Class commenced operations on April 30, 1997. 3 The performance shown for the Advisor Class prior to its inception on October
  31, 2001 is based on the performance and expenses of the PBHG Class. Subsequent to October 31, 2001, the performance is that of the Advisor Class and reflects the expenses specific to the Advisor Class, which will cause its returns to be less than those of the PBHG Class. The cumulative total return of the Advisor Class from its inception to March 31, 2002 was 13.09%.
4 The S&P MidCap 400 Index is an unmanaged capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.
5 The S&P MidCap 400/Barra Value Index is an unmanaged capitalization weighted index that consists of those securities in the S&P MidCap 400 Index with lower price to book ratios. The index reflects the reinvestments of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.
6 The Lipper Mid-Cap Core Funds Average represents the average performance of
  221 mutual funds classified by Lipper, Inc. in the Mid-Cap Core category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. The Average is not intended to imply the Fund's past or future performance. A direct investment in the Average is not possible.


SECTOR WEIGHTINGS - AT MARCH 31, 2002

[PIE CHART OMITTED]
PLOT POINTS FOLLOWS:

Basic Materials                 2%
Consumer Cyclical              16%
Consumer Non-Cyclical           6%
Energy                          5%
Financial                      21%
Health Care                    15%
Industrial                      8%
Services                        9%
Technology                     12%
Utilities                       6%

% of Total Portfolio Investments in Common Stock


TOP TEN HOLDINGS - MARCH 31, 2002

DST Systems                                       3.1%
Lincare Holdings                                  2.2%
BJ's Wholesale Club                               1.8%
Intuit                                            1.8%
Allmerica Financial                               1.7%
Bard (C.R.)                                       1.7%
Brinker International                             1.7%
Toys 'R' Us                                       1.7%
Avocent                                           1.6%
Readers Digest Association                        1.6%
------------------------------------------------------
% of Total Portfolio Investments
in Common Stock                                  18.9%

                                [LOGO OMITTED] 25

            PBHG FUNDS

PBHG SMALL CAP VALUE FUND

PORTFOLIO MANAGER: Jerome J. Heppelmann, CFA

 PBHG SMALL CAP VALUE FUND PBSVX


Portfolio Profile

OBJECTIVE: Above-average total return over a market cycle of three to five years, consistent with reasonable risk.

INVESTS IN: A diversified portfolio of common stocks of small companies with market capitalizations similar to companies represented by the Russell 2000(R) Index, that are considered to be relatively undervalued based on certain proprietary measures of value.

STRATEGY: The value securities in the Fund are primarily common stocks that Pilgrim Baxter and Value Investors believe are currently underpriced using certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. We use our own fundamental research, computer models and proprietary measures of value in managing this Fund. The Fund's sector weightings are generally within 10% of the Russell 2000's sector weightings. Additionally, the Fund generally has a lower price-to-earnings and price-to-book value ratio than the Russell 2000(R) Index.

Performance

    For the fiscal year ended March 31, 2002 PBHG Small Cap Value Fund's PBHG Class posted a return of 11.74% and the Advisor Class increased 11.53%, trailing the 13.98% return for the Russell 2000(R) Index and 23.74% return for the Russell 2000(R) Value Index. The past 12 months were unique in many ways. The financial markets and the overall economy suffered through the worst terrorist attacks to ever occur on U.S. soil. Additionally, during the year we faced the largest corporate bankruptcy in U.S history along with growing uncertainties surrounding corporate accounting practices. The market reacted to these events by rewarding "safe" companies. Falling into this category are companies that are considered inexpensive, with easy to understand business models and very little financial leverage. As discussed below, the Fund's lack of exposure to certain industry groups hurt performance and ultimately contributed to the Fund's underperformance relative to the benchmark Russell 2000(R) Index.


Portfolio Discussion

    The Fund's performance was negatively impacted by the market's "flight to safety." Consumer staple companies demonstrating slow, but steady predictable growth outperformed in the past year. Our underweighted position in these companies during the year hurt performance. However, valuations in this group remain high and we feel earnings growth will be difficult going forward. We believe there are better opportunities in companies that will benefit from an improving economy.
    Regional banks performed well, particularly during the latter part of the year, due to the aggressive decrease in interest rates and the subsequent resulting increase in lending margins. Our underweight position in this sector negatively impacted performance. However, we are not optimistic about the long-term growth potential of the regional bank group, primarily because the benefits they enjoyed during the period of declining interest rates are not to be found going forward. As a result, we remain comfortable with our current underweight position in this sector.
    Health care was the best performing sector relative to the benchmark over the past year. This sector benefited from continued, predictable earnings growth. Our holdings in health care services outperformed the more expensive and volatile medical technology companies that were found in the benchmark Russell 2000(R) Index. We like the long-term outlook for the health care sector and believe demographic changes will remain the driver of demand in the future.
    We continue to see opportunities in certain segments of the technology sector and remain committed to investing in companies with experienced management teams and market leading products. With the exception of the telecommunications sub-sector, we believe that corporate information technology budgets will improve and drive demand going forward. As we did in the past year, we anticipate adding technology companies that meet our selection criteria over the next twelve months.
    Looking ahead, we expect to see signs of a continuing economic recovery. The effects of the unprecedented decline in interest rates in 2001, combined with a stimulative tax policy and corporate "belt-tightening", will continue to produce an improvement in corporate profits going forward. Regardless of future market action, we believe that over the long-term our investment process will deliver incremental returns and risk diversification for our investors. We will continue to invest in high quality small companies that we believe will benefit the most from economic growth as it unfolds.

                                [LOGO OMITTED] 26

                                     PBHG FUNDS

                                                       PBHG SMALL CAP VALUE FUND

                                                 PBHG SMALL CAP VALUE FUND PBSVX


   INVESTMENT FOCUS
        STYLE

Value   Blend   Growth
----------------------
                        Large
----------------------
                        Medium       MARKET CAPITALIZATION
----------------------
  x                     Small
----------------------
Source: Pilgrim Baxter & Associates, Ltd.

                                              AVERAGE ANNUAL TOTAL RETURN1
                                                   AS OF MARCH 31, 2002

                                         One          Annualized        Annualized
                                        Year            3 Year           Inception
                                       Return           Return            to Date
---------------------------------------------------------------------------------------------------------------------------

  PBHG Small Cap Value Fund -
    PBHG Class2                        11.74%           23.77%            19.82%
---------------------------------------------------------------------------------------------------------------------------
  PBHG Small Cap Value Fund -
    Advisor Class3                     11.53%           23.67%            19.76%
---------------------------------------------------------------------------------------------------------------------------


  COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE PBHG SMALL CAP VALUE FUND - PBHG CLASS,
VERSUS THE RUSSELL 2000(R) INDEX, RUSSELL 2000(R) VALUE INDEX AND THE LIPPER SMALL-CAP CORE FUNDS AVERAGE

                              [LINE CHART OMITTED]
                              PLOT POINTS FOLLOWS:

                   PBHG SMALL CAP                     RUSSELL 2000(R)              RUSSELL 2000(R)        LIPPER SMALL-CAP
               VALUE FUND - PBHG CLASS                    INDEX4                    VALUE INDEX5         CORE FUNDS AVERAGE6
4/30/97               $10,000                            $10,000                     $10,000                  $10,000
5/31/97                10,880                             11,112                      10,796                   11,051
6/30/97                11,800                             11,589                      11,342                   11,668
7/31/97                13,070                             12,128                      11,819                   12,376
8/31/97                13,370                             12,406                      12,006                   12,687
9/30/97                14,550                             13,314                      12,805                   13,604
10/31/97               14,210                             12,729                      12,456                   13,140
11/30/97               14,200                             12,646                      12,593                   13,047
12/31/97               14,539                             12,868                      13,020                   13,202
1/31/98                14,518                             12,665                      12,784                   12,997
2/28/98                15,615                             13,601                      13,557                   13,964
3/31/98                16,227                             14,162                      14,107                   14,625
4/30/98                16,438                             14,240                      14,177                   14,717
5/31/98                15,520                             13,473                      13,675                   13,999
6/30/98                15,098                             13,502                      13,598                   13,896
7/31/98                14,402                             12,409                      12,533                   12,947
8/31/98                11,490                              9,999                      10,570                   10,438
9/30/98                11,838                             10,782                      11,167                   10,893
10/31/98               12,872                             11,221                      11,498                   11,355
11/30/98               13,811                             11,809                      11,810                   11,978
12/31/98               14,703                             12,540                      12,180                   12,612
1/31/99                14,410                             12,707                      11,903                   12,490
2/28/99                13,237                             11,678                      11,091                   11,538
3/31/99                12,831                             11,860                      10,999                   11,515
4/30/99                13,429                             12,923                      12,003                   12,466
5/31/99                14,004                             13,111                      12,372                   12,850
6/30/99                14,962                             13,704                      12,820                   13,505
7/31/99                15,255                             13,328                      12,516                   13,439
8/31/99                15,131                             12,835                      12,058                   12,965
9/30/99                15,131                             12,838                      11,817                   12,901
10/31/99               14,771                             12,890                      11,581                   12,904
11/30/99               15,605                             13,659                      11,641                   13,658
12/31/99               17,443                             15,206                      11,999                   14,861
1/31/2000              17,217                             14,962                      11,685                   14,537
2/29/2000              19,845                             17,432                      12,399                   16,318
3/31/2000              21,141                             16,283                      12,457                   16,342
4/30/2000              20,149                             15,303                      12,531                   15,765
5/31/2000              20,431                             14,411                      12,340                   15,135
6/30/2000              22,348                             15,667                      12,700                   16,283
7/31/2000              21,649                             15,163                      13,123                   15,886
8/31/2000              23,734                             16,320                      13,710                   17,268
9/30/2000              23,362                             15,841                      13,632                   16,845
10/31/2000             22,325                             15,134                      13,584                   16,412
11/30/2000             20,532                             13,580                      13,307                   14,907
12/31/2000             23,176                             14,746                      14,737                   16,337
1/31/2001              24,165                             15,514                      15,144                   17,171
2/28/2001              22,916                             14,496                      15,123                   16,148
3/31/2001              21,774                             13,787                      14,881                   15,379
4/30/2001              23,317                             14,866                      15,569                   16,648
5/31/2001              24,024                             15,231                      15,970                   17,239
6/30/2001              24,071                             15,757                      16,612                   17,718
7/31/2001              23,729                             14,904                      16,240                   17,261
8/31/2001              23,140                             14,423                      16,184                   16,759
9/30/2001              19,346                             12,481                      14,397                   14,642
10/31/2001             20,831                             13,212                      14,773                   15,470
11/30/2001             22,834                             14,234                      15,835                   16,559
12/31/2001             24,319                             15,113                      16,804                   17,642
1/31/2002              23,364                             14,956                      17,027                   17,520
2/28/2002              22,575                             14,546                      17,131                   17,120
3/31/2002             $24,330                            $15,715                     $18,414                  $18,458

1 Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Securities of smaller companies involve greater risk and price volatility than larger, more established companies. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.
2 The PBHG Small Cap Value Fund - PBHG Class commenced operations on April 30,
  1997.
3 The performance shown for the Advisor Class prior to its inception on December
  29, 2000, is based on the performance and expenses of the PBHG Class. Subsequent to December 29, 2000, the performance is that of the Advisor Class and reflects the expenses specific to the Advisor Class, which will cause its returns to be less than those of the PBHG Class. The average annual total return of the Advisor Class from its inception to March 31, 2002 was 3.75%.
4 The Russell 2000(R) Index is an unmanaged index comprised of the 2,000 smallest securities in the Russell 3000(R) Index. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.
5 The Russell 2000(R) Value Index is an unmanaged index that measures the performance of those securities in the Russell 2000(R) Index with lower price to book ratios and lower fore- casted growth values. The Index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.
6 The Lipper Small-Cap Core Funds Average represents the average performance of
  297 mutual funds classified by Lipper, Inc. in the Small-Cap Core category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. The Average is not intended to imply the Fund's past or future performance. A direct investment in the Average is not possible.


SECTOR WEIGHTINGS - AT MARCH 31, 2002

[PIE CHART OMITTED]
PLOT POINTS FOLLOWS:

Basic Materials              7%
Consumer Cyclical           21%
Consumer Non-Cyclical        3%
Energy                       5%
Financial                   11%
Health Care                 15%
Industrial                  10%
Services                    11%
Technology                  15%
Utilities                    2%

% of Total Portfolio Investments in Common Stock


TOP TEN HOLDINGS - MARCH 31, 2002

Haemonetics                                       2.6%
IMC Global                                        1.9%
Universal Compresssion                            1.9%
Advo                                              1.9%
Cima Labs                                         1.8%
Hooper Holmes                                     1.7%
Peregrine Systems                                 1.7%
Stillwater Mining                                 1.6%
Station Casinos                                   1.6%
Avocent                                           1.5%
------------------------------------------------------
% of Total Portfolio Investments
in Common Stock                                  18.2%

                                [LOGO OMITTED] 27

            PBHG FUNDS

PBHG SPECIAL EQUITY FUND (FORMERLY PBHG NEW PERSPECTIVE FUND)
PORTFOLIO MANAGER: John D. Bosse, CFA

 PBHG SPECIAL EQUITY PBNFX


Portfolio Profile

OBJECTIVE:  Long-term capital appreciation.

INVESTS IN: Common stocks and other equity securities of undervalued companies with large, medium, and small capitalizations.

STRATEGY: PBHG Special Equity Fund seeks to provide investors with long-term capital appreciation by investing in undervalued companies of all market capitalizations that possess attractive risk/reward characteristics and have catalysts in place to improve profitability or unlock value. Catalysts may include new management, industry consolidation, restructuring opportunities, or a positive turn in fundamentals. Our investment process is driven by bottom-up research conducted by a seasoned team of research analysts, many of whom have extensive professional experience from within the industry they follow. Our process is highly focused on taking advantage of market opportunities generated by basic investor behaviors such as fear, greed, and panic.

Performance

    For the fiscal year ended March 31, 2002, PBHG Special Equity Fund gained 14.33%, exceeding the 0.24% gain in the benchmark S&P 500 Index. Since its inception in November 1997, through March 2002, the Fund's annualized return is 11.86%, versus 6.0% for the S&P 500 Index. Between the fiscal year end of the Fund's predecessor, UAM NWQ Special Equity Portfolio, October 31, 2001 and March 31, 2002, the Fund's fiscal year end, the Fund returned 19.20% outpacing its benchmark, which returned 8.91% for the same period. This change in fiscal year is a result of the Fund's acquiring all the assets of its predecessor in a reorganization.
    Notwithstanding a turbulent stock market fueled by war, corporate earnings manipulation and fraud, and until recently, a global recession, we generated meaningfully positive returns for our shareholders. Results reflect our value discipline, opportunistic philosophy, and extensive focus on downside protection.

Portfolio Discussion

    As we close out the 2002 fiscal year, the outlook for economic growth and corporate profitability has improved significantly from the recessionary levels of the past 12 months. A strong housing market, low interest rates, and resilient consumer spending have moderated the economic downturn. Falling commodity prices and an exceptionally mild winter also contributed measurably. Economically sensitive stocks have rebounded sharply on account of their compelling valuations and leverage to an expanding economy. Machinery and basic material stocks were exceptionally strong due to expectations of a recovery in industrial production and improved outlook for industrial capital spending. The Fund's machinery holdings consist of Ingersoll-Rand, Parker Hannifin, Snap-On Tools, and York International. Fund holding Delphi, a parts supplier to the automotive industry, was another beneficiary of the improving economy as rising consumer confidence, manufacturer incentives, and relatively low interest rates sustained strong vehicle sales. A testament to this, North American auto production was up 7 percent this year. Energy stocks were under pressure for most of the year due to weak oil demand caused by the global recession, abnormally warm weather, and resulting excess capacity. More recently, however, these stocks have strengthened along with oil prices due to OPEC production cuts and rising tensions in the Middle East. In the health sector, a favorable legislative outlook, strong fundamentals, and solid earnings growth benefited hospital stocks. During the year, we eliminated the Fund's position in Tenet Healthcare based on valuation, and increased our stake in HCA where we believe the risk/reward trade-off is more attractive. Finally, three Fund holdings were acquired during the period, including American General, Heller Financial, and meat processor, IBP.
    Our opportunistic investment strategy contributed to portfolio results as we took advantage of price declines to add to positions where our investment rationale for owning a stock was unchanged despite weakness in the share price. This allowed us to establish larger positions at more compelling valuations in companies were we had strong convictions. Opportunities were also available following the events of September 11 when investors indiscriminately liquidated positions without regard to valuations. During this time, we established new positions in FelCor Lodging Trust, Radian Group, Station Casinos, and Walt Disney, and added to our positions in Loews, Raytheon, and several mortgage-related stocks. All of these investments made significant contributions to performance for the year.
    Unfortunately, the year was not without its obstacles, especially in the telecommunications sector. Telecommunication stocks suffered from increased competition, valuation concerns, earnings deterioration, and capital constraints. The performance of our telecommunication stocks reflects this weakness, with the exception of our investment in Alltel, which gained 6% for the period. The Fund also suffered losses in the travel and tourism sectors as a consequence of the September 11 terrorist attacks. The Fund's exposure in these sectors included Delta Airlines, Royal Caribbean Cruises and Alstom S.A. - a manufacturer of cruise ships. These positions were subsequently eliminated after rebounding sharply from their lows.
    In closing, the investment approach of PBHG Special Equity Fund will continue to focus on uncovering hidden value or opportunities in the market, with attention given to downside risk. While the rebound in the stock market in March 2002 and fourth quarter 2001, has eliminated the extreme undervaluation of most stocks, we believe our investment approach and extensive research will allow the Fund to uncover compelling investment opportunities and generate attractive returns.

                                [LOGO OMITTED] 28

                                      PBHG FUNDS

                                                        PBHG SPECIAL EQUITY FUND

                                                       PBHG SPECIAL EQUITY PBNPX


   INVESTMENT FOCUS
        STYLE

Value   Blend   Growth
----------------------
                        Large
----------------------
   x                    Medium       MARKET CAPITALIZATION
----------------------
                        Small
----------------------
Source: Pilgrim Baxter & Associates, Ltd.

                                              AVERAGE ANNUAL TOTAL RETURN1
                                                  AS OF MARCH 31, 2002

                                         One          Annualized        Annualized
                                        Year            3 Year           Inception
                                       Return           Return           to Date2
---------------------------------------------------------------------------------------------------------------------------
  PBHG Special Equity Fund             14.33%           13.63%            11.86%
---------------------------------------------------------------------------------------------------------------------------

                 COMPARISON OF CHANGE IN THE VALUE OF A $10,000
               INVESTMENT IN THE PBHG SPECIAL EQUITY FUND, VERSUS
                            THE S&P 500 INDEX AND THE
                      LIPPER MULTI-CAP VALUE FUNDS AVERAGE

                              [LINE CHART OMITTED]
                              PLOT POINTS FOLLOWS:

                    PBHG SPECIAL EQUITY FUND             S&P 500 INDEX3                  LIPPER MULTI-CAP VALUE FUNDS AVERAGE4
11/4/97                   $10,000                          $10,000                                   $10,000
11/30/97                    9,630                           10,172                                    10,000
12/31/97                    9,910                           10,347                                    10,151
1/31/98                     9,820                           10,461                                    10,115
2/28/98                    10,540                           11,215                                    10,824
3/31/98                    11,330                           11,789                                    11,307
4/30/98                    11,530                           11,907                                    11,382
5/31/98                    10,970                           11,703                                    11,102
6/30/98                    11,220                           12,178                                    11,154
7/31/98                    10,710                           12,049                                    10,786
8/31/98                     8,780                           10,309                                     9,137
9/30/98                     9,220                           10,969                                     9,574
10/31/98                   10,000                           11,861                                    10,341
11/30/98                   10,300                           12,580                                    10,808
12/31/98                   10,645                           13,305                                    11,154
1/31/99                    11,108                           13,862                                    11,230
2/28/99                    10,614                           13,431                                    10,913
3/31/99                    11,168                           13,968                                    11,228
4/30/99                    12,397                           14,509                                    12,106
5/31/99                    12,578                           14,167                                    12,052
6/30/99                    12,961                           14,953                                    12,481
7/31/99                    12,437                           14,486                                    12,124
8/31/99                    11,842                           14,414                                    11,759
9/30/99                    11,388                           14,019                                    11,289
10/31/99                   11,933                           14,906                                    11,662
11/30/99                   12,134                           15,209                                    11,753
12/31/99                   12,865                           16,105                                    12,147
1/31/2000                  11,969                           15,296                                    11,628
2/29/2000                  11,094                           15,006                                    11,211
3/31/2000                  12,887                           16,474                                    12,387
4/30/2000                  12,551                           15,979                                    12,361
5/31/2000                  12,815                           15,651                                    12,466
6/30/2000                  12,353                           16,036                                    12,199
7/31/2000                  12,486                           15,786                                    12,266
8/31/2000                  13,374                           16,766                                    13,061
9/30/2000                  13,252                           15,881                                    12,938
10/31/2000                 13,580                           15,814                                    13,248
11/30/2000                 13,038                           14,567                                    12,759
12/31/2000                 14,358                           14,638                                    13,510
1/31/2001                  14,719                           15,158                                    13,910
2/28/2001                  14,423                           13,776                                    13,486
3/31/2001                  14,332                           12,903                                    13,000
4/30/2001                  14,825                           13,906                                    13,750
5/31/2001                  15,164                           13,999                                    14,032
6/30/2001                  15,184                           13,658                                    13,784
7/31/2001                  15,458                           13,524                                    13,729
8/31/2001                  15,041                           12,677                                    13,233
9/30/2001                  13,765                           11,653                                    12,066
10/31/2001                 13,746                           11,876                                    12,246
11/30/2001                 14,754                           12,787                                    13,044
12/31/2001                 15,232                           12,899                                    13,390
1/31/2002                  15,444                           12,711                                    13,237
2/28/2002                  15,550                           12,465                                    13,127
3/31/2002                 $16,385                          $12,934                                   $13,743

1 Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.
2 On December 14, 2001, the PBHG Special Equity Fund (formerly the PBHG New
  Perspective Fund) acquired the assets of the NWQ Special Equity Portfolio. Prior to the acquisition, the PBHG Class shares of the fund were known as the Institutional Class shares of the NWQ Special Equity Portfolio. The Institutional Service Class shares of the NWQ Special Equity Portfolio were exchanged for PBHG Class shares of the PBHG Special Equity Fund upon the business combination on December 14, 2001. The NWQ Special Equity Portfolio was a series of the UAM Funds, Inc. The NWQ Special Equity Portfolio was managed by NWQ Investment Management Company, the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the NWQ Special Equity Portfolio. Data includes performance of the Fund's predecessor, whose inception date was November 4, 1997.
3 The S&P 500 Index is a capitalization weighted index of 500 stocks. The Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Index is unmanaged and reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.
4 The Lipper Multi-Cap Value Funds Average represents the average performance of
  561 mutual funds classified by Lipper, Inc. in the Multi-Cap Value Funds category. The performance figures are based on changes in net asset value of the funds in the category with all capital gain distributions and income dividends reinvested. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. The Average is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible. The chart assumes $10,000 invested in the Lipper Multi-Cap Value Funds Average at that month's end, November 30, 1997.


SECTOR WEIGHTINGS - AT MARCH 31, 2002

[PIE CHART OMITTED]
PLOT POINTS FOLLOWS:

Basic Materials               7%
Consumer Cyclical             6%
Consumer Non-Cyclical         9%
Energy                       11%
Financial                    36%
Health Care                   4%
Industrial                   12%
Services                      7%
Technology                    6%
Utilities                     2%

% of Total Portfolio Investments in Common Stock


TOP TEN HOLDINGS - MARCH 31, 2002

Philip Morris                                     3.5%
Countrywide Credit                                3.2%
Indymac Bancorp                                   3.1%
Computer Associates International                 3.1%
Liberty Media, Cl A                               3.0%
Raytheon                                          2.8%
Fidelity National Financial                       2.8%
Telephone & Data Systems                          2.8%
Noble Affiliates                                  2.8%
Sprint (FON Group)                                2.6%
--------------------------------------------------------------------------------
% of Total Portfolio Investments
in Common Stock                                  29.7%

                                [LOGO OMITTED] 29

            PBHG FUNDS

PBHG DISCIPLINED EQUITY FUND

PORTFOLIO MANAGERS: Harindra de Silva, CFA, Gregory McMurran, Dennis Bein, CFA, Steven Sapra, CFA

 PBHG DISCIPLINED EQUITY FUND PBDEX


Portfolio Profile

OBJECTIVE:  Above-average total returns

INVESTS IN: Medium to large capitalization companies from within the universe of the S&P 500 Index.

STRATEGY: Through superior stock selection, the Fund seeks to exceed the returns of its benchmark, the S&P 500 Index, over full market cycles with no greater volatility than that of the Index. The Fund selects holdings using a proprietary quantitative system that ranks stocks according to a mathematical model. While the Fund may invest in companies of any size, it usually invests in medium to large capitalization companies valued at more than $2 billion at the time of purchase.

Performance

    For the year ended March 31, 2002, the Fund's total return was 2.52% versus the 0.24% return of the S&P 500 Index. The Fund outperformed its benchmark in three of the four quarters, only lagging the Index in the fourth quarter of 2001 when the S&P 500 staged a sharp reversal and was up 10.69%. Between December 31, 2001, the fiscal year end of the Fund's predecessor, Analytic Enhanced Equity Fund and March 31, 2002, the Fund's fiscal year end, the Fund returned 0.89%. The Fund outpaced its benchmark, which returned 0.28% for the same period. This change in fiscal year is a result of the Fund's acquiring all the assets of its predecessor in a reorganization.
    The period will be remembered for the horrific terrorist attacks of September 11 and the ensuing war on terrorism. Prior to September 11, the U.S. and many global economies were experiencing slower growth. Additionally, earnings warnings and disappointments proved the rule rather than the exception. The catastrophe of September 11 exacerbated concern regarding the strength of the U.S. economy and caused a severe decline in consumer confidence in the fourth quarter. To jump-start the economy, the Federal Reserve lowered short-term interest rates to 1.75% from 5.00% at the beginning of April, the lowest levels in 40 years.
    Economic news started to improve in early 2002. Following a difficult year for the U.S. economy, one which saw Gross Domestic Product (GDP) rise only 1.1%, it appeared the rate cuts of 2001 finally began to take effect. Employment reports showed declines in initial unemployment claims, business inventories fell to the lowest level since December 1999, and inflation data was tame as measured by both the Consumer Price Index (CPI) and Producer Price Index (PPI). In fact, the CPI rose a mere 0.2% in both January and February.
    Despite this positive news in the first quarter of 2002, investors paid more attention to corporate accounting practices and lackluster business forecasts from some technology giants such as Intel. The Enron scandal put the quality of corporate earnings under the microscope. Investors punished companies with any hint of accounting problems, significant or not, hurting the performance of U.S. equity indexes.

Portfolio Discussion

    Our quantitative investment process analyzes over 70 characteristics, such as price-to-earnings and price momentum, to determine current investor preferences. We do not evaluate stocks the same way a fundamental portfolio manager will by meeting with management and analyzing financial statements to forecast the future success of a company. Our investment process does use fundamental data, however, such as balance sheet and income statement information, to analyze what is impacting stock prices.
    The economic conditions of the past 12 months were in great contrast to the New Economy period of the late 1990's when investors placed a premium on risk and price momentum rather than strong underlying company fundamentals. Throughout the most recent fiscal year, investors displayed a consistent preference for quality and relative value, favoring characteristics such as cash flow to price, earnings yield and return-on-equity (ROE). The one exception was the fourth quarter of 2001, when investors returned to favor price momentum. Quick changes such as these in investor preferences are not ideal for our process and consequently we underperformed during this short-lived period. However, in the first quarter of 2002, investors once again favored quality and value characteristics and the Fund outperformed the Index. Since our process addresses what has impacted stock prices over the prior three years and not just the recent few months, we were properly positioned and not swayed by investors' short-term return to momentum stocks.
    Throughout the fiscal year, our positions in the technology and financial services sectors were successful in adding value to Fund results. Despite the technology sector's negative return for the trailing 12 months, we were able to deliver positive results in this area. In fact, five of our top ten performers for the year were technology holdings. We were overweight in General Dynamics, Oracle, and Autodesk, which all performed well for the period. Conversely, we were underweight in EMC and Nortel, which underperformed the S&P 500. Since we measure our success versus the S&P 500 Index, we also gauge stock selection success on a relative basis. Therefore, we consider underweighting a stock that underperforms the benchmark a success.
    We also had positive results in the financial services sector. Specifically, we were overweight both in Bank of America and Citigroup, which performed well. Our holdings in the health care and capitals goods sectors, such as Merck, IMH Health, and Tyco, negatively impacted performance.
    We appreciate your loyalty and continuing support.

                                [LOGO OMITTED] 30

                                                                      PBHG FUNDS

                                                    PBHG DISCIPLINED EQUITY FUND

                                              PBHG DISCIPLINED EQUITY FUND PBDEX


   INVESTMENT FOCUS
        STYLE

Value   Blend   Growth
----------------------
          x             Large
----------------------
                        Medium       MARKET CAPITALIZATION
----------------------
                        Small
----------------------
Source: Pilgrim Baxter & Associates, Ltd.

                                             AVERAGE ANNUAL TOTAL RETURN1
                                                AS OF MARCH 31, 2002

                                      One     Annualized   Annualized    Annualized
                                     Year       3 Year       5 Year       Inception
                                    Return      Return       Return       to Date2
---------------------------------------------------------------------------------------------------------------------------
  PBHG Disciplined Equity Fund      2.52%       (0.13)%      12.70%        14.15%
---------------------------------------------------------------------------------------------------------------------------


                 COMPARISON OF CHANGE IN THE VALUE OF A $10,000
                  INVESTMENT IN PBHG DISCIPLINED EQUITY FUND,
                            VERSUS THE S&P 500 INDEX
                  AND THE LIPPER LARGE-CAP CORE FUNDS AVERAGE

                              [LINE CHART OMITTED]
                              PLOT POINTS FOLLOWS:

                       PBHG DISCIPLINED                                                      LIPPER LARGE-
                          EQUITY FUND                  S&P 500 INDEX3                  CAP CORE FUNDS AVERAGE4
7/1/93                      $10,000                         $10,000                              $10,000
7/31/93                       9,845                          10,189                               10,000
8/31/93                      10,217                          10,575                               10,380
9/30/93                      10,109                          10,491                               10,403
10/31/93                     10,343                          10,708                               10,563
11/30/93                     10,156                          10,606                               10,405
12/31/93                     10,401                          10,735                               10,666
1/31/94                      10,734                          11,099                               11,008
2/28/94                      10,501                          10,798                               10,802
3/31/94                      10,078                          10,328                               10,332
4/30/94                      10,196                          10,461                               10,432
5/31/94                      10,397                          10,632                               10,515
6/30/94                      10,167                          10,372                               10,228
7/31/94                      10,438                          10,712                               10,521
8/31/94                      10,810                          11,150                               10,938
9/30/94                      10,500                          10,878                               10,694
10/31/94                     10,704                          11,122                               10,858
11/30/94                     10,262                          10,717                               10,460
12/31/94                     10,375                          10,876                               10,587
1/31/95                      10,632                          11,158                               10,742
2/28/95                      11,010                          11,592                               11,154
3/31/95                      11,303                          11,934                               11,462
4/30/95                      11,666                          12,285                               11,729
5/31/95                      12,132                          12,775                               12,100
6/30/95                      12,437                          13,071                               12,444
7/31/95                      12,888                          13,504                               12,902
8/31/95                      12,888                          13,538                               12,949
9/30/95                      13,448                          14,109                               13,401
10/31/95                     13,378                          14,059                               13,296
11/30/95                     13,849                          14,675                               13,829
12/31/95                     14,041                          14,958                               14,012
1/31/96                      14,483                          15,467                               14,423
2/29/96                      14,748                          15,610                               14,668
3/31/96                      14,802                          15,761                               14,813
4/30/96                      14,908                          15,993                               15,091
5/31/96                      15,334                          16,405                               15,448
6/30/96                      15,367                          16,467                               15,415
7/31/96                      14,638                          15,740                               14,718
8/31/96                      14,922                          16,073                               15,111
9/30/96                      15,499                          16,976                               15,909
10/31/96                     15,927                          17,444                               16,204
11/30/96                     17,120                          18,762                               17,275
12/31/96                     17,268                          18,390                               16,990
1/31/97                      18,081                          19,538                               17,853
2/28/97                      17,965                          19,692                               17,862
3/31/97                      17,505                          18,884                               17,133
4/30/97                      18,273                          20,011                               17,940
5/31/97                      19,111                          21,228                               19,045
6/30/97                      20,123                          22,179                               19,807
7/31/97                      21,897                          23,943                               21,356
8/31/97                      21,127                          22,603                               20,433
9/30/97                      22,553                          23,840                               21,467
10/31/97                     21,171                          23,044                               20,724
11/30/97                     22,178                          24,110                               21,385
12/31/97                     22,418                          24,524                               21,749
1/31/98                      22,684                          24,795                               21,886
2/28/98                      24,625                          26,582                               23,481
3/31/98                      26,147                          27,942                               24,540
4/30/98                      26,786                          28,223                               24,786
5/31/98                      26,786                          27,739                               24,255
6/30/98                      27,873                          28,865                               25,075
7/31/98                      27,761                          28,558                               24,674
8/31/98                      23,549                          24,434                               20,956
9/30/98                      25,641                          26,000                               22,184
10/31/98                     27,846                          28,115                               23,852
11/30/98                     29,203                          29,819                               25,249
12/31/98                     30,897                          31,537                               26,876
1/31/99                      31,832                          32,856                               27,773
2/28/99                      30,925                          31,835                               26,862
3/31/99                      31,946                          33,108                               27,907
4/30/99                      34,043                          34,391                               28,920
5/31/99                      33,561                          33,579                               28,275
6/30/99                      35,801                          35,442                               29,825
7/31/99                      34,793                          34,336                               28,978
8/31/99                      34,850                          34,165                               28,642
9/30/99                      33,752                          33,228                               27,923
10/31/99                     35,177                          35,331                               29,548
11/30/99                     35,519                          36,049                               30,272
12/31/99                     37,096                          38,172                               32,230
1/31/2000                    34,926                          36,255                               30,806
2/29/2000                    34,233                          35,568                               30,803
3/31/2000                    37,429                          39,048                               33,359
4/30/2000                    36,071                          37,873                               32,288
5/31/2000                    35,528                          37,096                               31,488
6/30/2000                    36,328                          38,010                               32,394
7/31/2000                    35,663                          37,416                               31,928
8/31/2000                    38,022                          39,740                               34,086
9/30/2000                    36,396                          37,642                               32,362
10/31/2000                   36,063                          37,483                               32,070
11/30/2000                   33,575                          34,528                               29,511
12/31/2000                   33,636                          34,697                               29,921
1/31/2001                    34,819                          35,928                               30,571
2/28/2001                    32,726                          32,652                               27,908
3/31/2001                    31,043                          30,583                               26,083
4/30/2001                    33,230                          32,960                               28,055
5/31/2001                    33,503                          33,181                               28,178
6/30/2001                    32,971                          32,373                               27,369
7/31/2001                    32,910                          32,055                               26,942
8/31/2001                    31,481                          30,048                               25,275
9/30/2001                    29,113                          27,622                               23,205
10/31/2001                   29,235                          28,148                               23,717
11/30/2001                   31,460                          30,308                               25,454
12/31/2001                   31,545                          30,573                               25,685
1/31/2002                    31,000                          30,127                               25,213
2/28/2002                    30,603                          29,546                               24,681
3/31/2002                   $31,825                         $30,658                              $25,599

1 Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.
2 On January 11, 2002, the PBHG Disciplined Equity Fund acquired the assets of the Analytic Enhanced Equity Fund. Prior to the acquisition, the PBHG Class shares of the fund were known as the Institutional Class shares of the Analytic Enhanced Equity Fund. The Analytic Enhanced Equity Fund was a series of the UAM Funds, Inc II. The Analytic Enhanced Equity Fund was managed by Analytic Investors, Inc., the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the Analytic Enhanced Equity Fund. Data includes performance of the Fund's predecessor, whose inception date was July 1, 1993.
3 The S&P 500 Index is a capitalization weighted index of 500 stocks. The Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Index is unmanaged and reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.
4 The Lipper Large-Cap Core Funds Average represents the average performance of
  859 mutual funds classified by Lipper, Inc. in the Large-Cap Core Funds category. The performance figures are based on changes in net asset value of the funds in the category with all capital gain distributions and income dividends reinvested. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. The Average is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible. The chart assumes $10,000 invested in the Lipper Large-Cap Core Funds Average at that month's end, July 31, 1993.


SECTOR WEIGHTINGS - AT MARCH 31, 2002

[PIE CHART OMITTED]
PLOT POINTS FOLLOWS:

Basic Materials               1%
Consumer Cyclical            12%
Consumer Non-Cyclical         9%
Energy                        8%
Financial                    20%
Health Care                  15%
Industrial                    6%
Services                      6%
Technology                   19%
Utilities                     4%

% of Total Portfolio Investments in Common Stock


TOP TEN HOLDINGS - MARCH 31, 2002

Exxon Mobil                                       5.2%
Pfizer                                            5.1%
Citigroup                                         4.5%
Microsoft                                         4.1%
Intel                                             3.5%
Bank of America                                   3.4%
Automatic Data Processing                         2.8%
Medtronic                                         2.6%
General Electric                                  2.6%
Campbell Soup                                     2.5%
------------------------------------------------------
% of Total Portfolio Investments
in Common Stock                                  36.3%

                                [LOGO OMITTED] 31

            PBHG FUNDS

PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND
PORTFOLIO MANAGER: Michael K. Ma

 PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND PBGTX


Portfolio Profile

OBJECTIVE:  Long-term growth of capital.

INVESTS IN: Companies that may be responsible for breakthrough products or technologies or may be positioned to take advantage of cutting-edge developments. These companies will be in at least three different countries, one of which may include the U.S.

STRATEGY: The fund's strategy is to invest in technology and related companies that are exhibiting business momentum. As of the year ending March 31, 2002, the Fund's 86 holdings ranged from $419 million to $321 billion in market capitalization. At year-end, the Fund had a median market capitalization of $5.9 billion. In addition to the bottoms-up approach to selecting individual companies, the Fund also focuses on specific sub-sector weightings within the technology and telecommunications industries.

Performance

    PBHG Global Technology & Communications Fund declined 23.23% versus the 9.71% loss sustained by the Wit Soundview 100 Index, the positive 3.68% return of the PSE Technology Index(R) and the 4.24% drop in the MSCI World Free Index during the 12 months ended March 31, 2002.

Portfolio Discussion

    The past twelve months have seemed like a continuing question for technology investors. Are business conditions in technology improving? Have we hit the bottom yet? As sporadic signs of a recovery buoyed investor sentiment throughout the year, negative fundamental results, macro-economic data and geo-political events dampened their enthusiasm. It has been a constant and endless search for the so-called "bottom", particularly for the technology sector. The "bottom" represents an end to the dramatic drop-off in information technology and service provider spending, as well as for technology stock prices in general. The fiscal year started with some optimism regarding the economic outlook, a result of aggressive monetary easing. Unfortunately, this action was taken in response to an already deteriorating macro-economic environment that was gripping the U.S. and threatening the rest of the world. Deterioration of technology companies continued unabated despite the bursting of the dot.com bubble in 2000, the rationalization of the Internet sub-sector and the hundreds of companies that came public over the prior half decade. Looking back, the dramatic decline in telecommunications spending had just begun in 2001 and would hinder the recovery of the technology sector throughout the year.
    We began the fiscal year similar to the way we ended the prior year, with our largest weighting in the telecommunications equipment and data networking industries. Unfortunately, this large position proved problematic, as the telecommunications equipment area was one of the main areas of underperformance in the technology sector. This was a result of the dramatic reduction in global capital investments by the telecommunications services providers throughout the industry. The Fund was also negatively impacted by investments in next generation equipment vendors such as Ciena and Sonus Networks, as well as by our investments in established equipment vendors like Fujitsu and Alcatel. While we had reduced our positions in these names throughout the year, we underestimated the magnitude and pace of the spending cuts by the telecommunications carriers and held on to those positions too long. While our original investment thesis in the industry held true, namely that data traffic continued its rapid rate of growth and that next generation equipment vendors provided high return on investment for carriers, there were a number of factors that lead to the massive capital spending reduction. The slowing macro- environment clearly had an impact. However, rising interest rates resulted in higher borrowing costs for many of the emerging telecommunications companies, including the competitive local exchange carriers (CLECs). The fierce pricing environment that resulted exposed many flawed business models and ultimately lead to the bankruptcies of Global Crossing, Excite@Home, 360 Networks and many others. Additionally, with less competition from emerging telcommunications providers, the incumbent carriers re-evaluated their spending plans and reduced capital expenditure by the largest margin in the history of the telecommunications industry.
    During the course of the year, we increased our exposure to the semiconductor and semiconductor capital equipment subsectors. Although fundamentals did not particularly improve markedly, business conditions got better as inventory levels were reduced to unsustainable levels, excess capacity was gradually being removed and order rates began to improve toward the end of the fiscal year. The best performing area in the Fund during the year was Asian foundry companies, namely Taiwan Semiconductor Manufacturing ("TSM") and United Microelectronics ("UMC"). These companies benefited from outsourcing the manufacturing of its devices. In addition, both TSM and UMC experienced dramatic rebounds in utilization rates from the lows achieved late last calendar year, which were driven by increases in customer orders. On the semiconductor capital equipment front, quarterly sequential improvement in orders late in the fiscal year pointed to cyclical recovery and helped propel stock prices higher in this industry. As a result, our holdings in ASML Holdings and Novellus made favorable contributions to performance.
    With respect to geographic regions, the Fund's investments in Chinese telecommunications services companies, such as China Unicom and China Telecom, underperformed during the fiscal year. We attribute this to the moderation of new subscribers and the restructuring of the largest incumbent carrier in the region, China Telecom, prior to its planned public offering. The Fund's Japanese technology positions also had a negative effect on returns, as many Japanese companies, such as Furukawa Electric, were affected by the drop off in U.S. technology spending and the poor macro-environment in their own region. Europe had significant positive contributors to performance from the semiconductor capital equipment space but was also negatively impacted by Infineon, a leading European DRAM manufacturer, when DRAM prices fell throughout the year.
    Looking ahead, we believe the near term continues to remain somewhat cloudy for the technology sector and that we may have reached a "bottom" in many areas of technology, particularly those dependent on corporate IT spending. However, it appears the slide in telecommunications capital expenditures continues, although at a somewhat reduced rate. While our current near-term outlook for technology remains cautious, particularly with respect to fundamentals, our long-term optimism remains unchanged. The macro-environment appears to be improving. For example, inventory levels have been reduced across the broad technology sector; capacity utilization appears to be moving higher; and early cyclical areas of technology are beginning to see improving order rates. Finally, as corporate profitability improves, we believe that corporate IT spending will soon follow. Although we cannot predict what impact geo-political events will have on investor psychology, we maintain our belief that the technology sector continues to offer compelling long-term growth opportunities to investors. We want to thank our investors for their continued support amid a very difficult technology environment. We believe the recent periods of near-term uncertainty create attractive entry points for long-term investors. Therefore, we continue with the consistent execution of our aggressive growth investment philosophy and persist with investing in those companies that we believe demonstrate positive business momentum.

                                [LOGO OMITTED] 32

                           PBHG FUNDS

                                    PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND

                              PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND PBGTX


   INVESTMENT FOCUS
        STYLE

Value   Blend   Growth
----------------------
                        Large
----------------------
                  x     Medium       MARKET CAPITALIZATION
----------------------
                        Small
----------------------
Source: Pilgrim Baxter & Associates, Ltd.

                                                    AVERAGE ANNUAL TOTAL RETURN1
                                                            AS OF MARCH 31, 2002

                                                     One Year          Annualized
                                                      Return       Inception to Date2
---------------------------------------------------------------------------------------------------------------------------
  PBHG Global Technology &
     Communications Fund                             (23.23)%           (41.01)%
---------------------------------------------------------------------------------------------------------------------------


        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE
            PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND, VERSUS THE
            MSCI WORLD FREE INDEX, THE WIT SOUNDVIEW 100 INDEX, THE
                            PSE TECHNOLOGY INDEX(R)
               AND THE LIPPER SCIENCE & TECHNOLOGY FUNDS AVERAGE

                              [LINE CHART OMITTED]
                              PLOT POINTS FOLLOWS:

        PBGHG Global Technology    MSCI World   PSE Technology  Wit Soundview      Lipper Science &
         & Communications Fund    Free Index3     Index(R)4,7    100 Index5,7   Technology Funds Average6
5/31/00          10000               10000           10000          10000              10000
6/30/00          11820               10335           11075          11232              11702
7/31/00          11570               10043           10331          10427              11132
8/31/00          12750               10369           11770          12216              12863
9/30/00          11310                9816           10447          10761              11568
10/31/00         10100                9651            9772           9694              10244
11/30/00          7180                9063            8169           7167               7562
12/31/00          7390                9209            8194           6951               7404
1/31/01           7860                9386            9235           8116               8132
2/28/01           6180                8592            7551           5830               5869
3/31/01           4950                8026            6666           6010               4881
4/30/01           5940                8618            7751           7451               5846
5/31/01           5410                8505            7472           7025               5604
6/30/01           4860                8238            7310           6837               5527
7/31/01           4600                8128            6929           6182               5011
8/31/01           3860                7736            6372           5380               4348
9/30/01           3040                7054            5212           4188               3396
10/31/01          3490                7188            6035           4888               3938
11/30/01          4120                7612            6851           5811               4557
12/31/01          4100                7660            6931           5800               4603
1/31/02           3970                7427            6896           5765               4521
2/28/02           3420                7361            6333           4952               3890
3/31/02          $3800               $7686           $6911          $5426              $4256

1 Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Securities of small and medium companies involve greater risk and price volatility than larger, more established companies. The Fund's investment in technology companies involves the risk of volatility. Products of technology companies may be subject to severe competition and rapid obsolescence. International investing involves special risks including currency exchange fluctuation, government regulation and the potential for economic and political instability. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.
2 The PBHG Global Technology & Communications Fund commenced operations on May
  31, 2000.
3 The MSCI World Free Index is the Morgan Stanley Capital International Index that reflects the performance of both the developed and the emerging equity markets of the world. The Index excludes the performance impact of companies that are restricted with respect to foreign investors. The Index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance.
4 The PSE Technology Index(R) is a price-weighted index of the top 100 U.S.
  technology stocks. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.
5 The Wit Soundview 100 Index is an equal dollar weighted index designed to measure the performance of the technology industry. It is comprised of 100 major technology companies chosen by Soundview Financial Group. The Index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.
6 The Lipper Science & Technology Funds Average represents the average performance of 424 mutual funds classified by Lipper, Inc. in the Science & Technology category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. The Average is not intended to imply the Fund's past or future performance. A direct investment in the Average is not possible.
7 Effective in June 2001, the Fund changed its benchmark from the Wit Soundview
  100 Index to the PSE Technology Index(R). This change was primarily made due to the removal of the Wit Soundview 100 Index from Bloomberg, one of the most comprehensive providers of statistical information regarding the financial industry in the U.S. With this removal, the only source is Soundview Financial Group which we believe seriously diminishes the value of the benchmark as a widely recognized measure of technology stock performance.


COUNTRY WEIGHTINGS - AT MARCH 31, 2002

[PIE CHART OMITTED]
PLOT POINTS FOLLOWS:

Bermuda                3%
Finland                2%
France                 1%
Germany                5%
Hong Kong              2%
India                  2%
Israel                 3%
Japan                  4%
Netherlands            5%
Singapore              1%
South Korea            1%
Taiwan                13%
United Kingdom         3%
United States         55%

% of Total Portfolio Investments in Common Stock


TOP TEN HOLDINGS - MARCH 31, 2002

Taiwan Semiconductor Manufacturing ADR               6.6%
United Microelectronics ADR                          5.9%
Cisco Systems                                        5.1%
ASML                                                 4.7%
Broadcom                                             4.3%
SAP ADR                                              3.6%
Marvell Technology Group                             2.9%
Brocade Communications Systems                       2.8%
Precise Software Solutions                           2.7%
PMC - Sierra                                         2.3%
---------------------------------------------------------
% of Total Portfolio Investments
in Common Stock                                     40.9%

                                [LOGO OMITTED] 33

            PBHG FUNDS

PBHG REIT FUND
PORTFOLIO MANAGERS: Timothy Pire, CFA, Reagan A. Pratt, Lawrence Antonatos, Jerry Ehlinger, CFA

 PBHG REIT FUND PBRTX


Portfolio Profile

OBJECTIVE:  High total return consistent with reasonable risk.

INVESTS IN: Under normal conditions, common stocks of public companies primarily engaged in the real estate industry. The Fund may invest a significant portion of its assets in real estate investment trusts ("REITs").

STRATEGY: The Fund concentrates its investments in securities that comprise the REIT industry. When selecting holdings for the Fund, we look for stocks that are selling at a discount to our estimate of the market value of the underlying real estate.

Performance

    The REIT sector turned in a second straight year of strong performance despite challenging economic conditions. Attractive yields and moderate, predictable growth helped the REIT group outperform the broader equity market. As a result, PBHG REIT Fund's PBHG Class gained 25.25% and the Advisor Class gained 24.69% for the year ended March 31, 2002. The Fund outpaced both benchmarks, the S&P 500 Index and the Wilshire Real Estate Securities Index ("WRESI"), which returned 0.24% and 21.55% for the same period, respectively. Between December 31, 2001, the fiscal year end of the Fund's predecessor UAM Heitman Real Estate Portfolio and March 31, 2002, the Fund's fiscal year end, the Fund gained 10.11%. By comparison, the S&P 500 Index was up 0.28% and the WRESI posted a 9.05% increase for the same period. This change in fiscal year is a result of the Fund's acquiring all the assets of its predecessor in a reorganization.
    Like stocks in general, real estate stocks have also been affected by the slowdown in the broad economy. This has been due largely to waning demand rather than excess supply. Slowing demand across most property types has resulted in sluggish leasing activity, higher vacancy rates and downward pressure on rental rates. Those property types with the shortest lease duration have experienced the greatest negative impact. The events of September 11 exacerbated the recessionary conditions and had an immediate impact on all property types in terms of company fundamentals and stock price performance. New construction starts also slowed dramatically. However, the terrorist attacks had a direct and significant economic impact on the hotel sector in particular, as demand for hotel rooms dropped off immediately and was followed quickly by a steep decline in stock prices.
    Real estate sectors with longer lease durations also did not escape the economic downturn. The office and industrial real estate sectors saw increased vacancy rates and lower rental rates across the country. The retail sector has been one of the few property types that has held up relatively well during the year due to resilient consumers who have maintained spending levels despite the recession.
    Even with a slowdown in demand and weakening fundamentals, the real estate industry was still able to produce positive cash flow growth during the year. This is much different than past recessions. We believe one of the main reasons behind the real estate industry's relative stability through the current economic cycle is that the supply of real estate remained mostly in check.


Portfolio Discussion

    Strong stock selection accounted for much of the Fund's outperformance relative to both benchmarks during the period. Compared to the Wilshire Real Estate benchmark, favorable stock picks in the apartment, hotel and local retail sectors contributed significant gains to returns, particularly later in the period. The hotel sector saw exceptionally strong performance in the latter half of the period and our holdings in this area posted significant positive results. Since stock prices dipped following September's tragic events, we increased our exposure to this sector, taking advantage of the opportunity to buy shares of hotel companies that were trading at substantial discounts to the underlying value of the real estate and adding selectively to the Fund's holdings. In addition, we maintained exposure to those sectors perceived as defensive, including neighborhood retail, self-storage and manufactured housing for much of the period.
    One of the greatest challenges of the period related to trying to predict the impact of the events of September 11 on real estate demand and the resulting impact on the cash flow of the companies in the real estate securities group. We also remained slightly underweight in the hotel group, as we struggled to maintain exposure to this top-performing sector amid tremendous price movement during the fourth quarter of 2001 and the first quarter of 2002. We believe the fundamentals for the hotel sector will continue to improve over the next few years.
    The slowdown in the economy is still playing out within the real estate industry. Historically, real estate fundamentals lag the economy by at least six months. Although economic recovery appears to be underway, real estate fundamentals remain weak and we believe will not likely improve until later in 2002. Job growth, in our opinion, will be the driving factor behind the recovery in real estate. It is very early to predict how recent encouraging employment data will translate into growth within the real estate industry and how strong that growth will be. Accordingly, earnings for real estate companies have been adjusted down in 2002. We believe earnings should hit their lowest levels early in 2002 and begin to turn upward later in the year providing the broad economic turnaround stays on track.
    Presuming the economic recovery builds throughout 2002, we expect to see a resulting increase in demand in all property types. We believe the greatest opportunities for the Fund will be found in those companies and sectors that are poised to benefit the most from improving economic conditions. Sectors we expect to be the early benefactors of renewed growth are those with the shortest lease terms, namely hotels and multi-family units. However, stock selection also remains driven by our "growth at a reasonable price" investment philosophy. Accordingly, we will also look at those industries and sectors that we anticipate will benefit later in the cycle, such as office space, but where valuations are currently very attractive. Investing in defensive sectors will not likely provide the same opportunities as in 2001. Defensive real estate sectors, such as strip retail, self-storage and manufactured housing, did very well from both an operational and performance perspective during the economic slowdown. As the economy picks up, we believe defensive sectors will see their operational performance improve, but less so than some of the more cyclical real estate sectors.
    As the new fiscal year progresses, we will keep a watchful eye on the economy, looking for signs of stabilization or recovery and an increase in real estate demand. Thank you for your support over the past year.

                                [LOGO OMITTED] 34

                                               PBHG FUNDS

                                                                  PBHG REIT FUND

                                                            PBHG REIT FUND PBRTX


   INVESTMENT FOCUS
        STYLE

Value   Blend   Growth
----------------------
                        Large
----------------------
  x                     Medium       MARKET CAPITALIZATION
----------------------
                        Small
----------------------
Source: Pilgrim Baxter & Associates, Ltd.

                                                  AVERAGE ANNUAL TOTAL RETURN1
                                                      AS OF MARCH 31, 2002

                                     One    Annualized Annualized Annualized Annualized
                                    Year      3 Year     5 Year    10 Year   Inception
                                   Return     Return     Return    Return     to Date
---------------------------------------------------------------------------------------------------------------------------
  PBHG REIT Fund -
     PBHG Class2                   25.25%     16.65%     8.53%    12.76%       9.57%
---------------------------------------------------------------------------------------------------------------------------
  PBHG REIT Fund -
     Advisor Class3                24.69%     16.11%     8.01%    12.43%       9.32%
---------------------------------------------------------------------------------------------------------------------------


        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE
      PBHG REIT FUND - PBHG CLASS, VERSUS THE S&P 500 INDEX, WILSHIRE REAL
        ESTATE SECURITIES INDEX AND THE LIPPER REAL ESTATE FUNDS AVERAGE.

                              [LINE CHART OMITTED]
                              PLOT POINTS FOLLOWS:

                       PBHG REIT FUND -         S&P 500                 WILSHIRE REAL ESTATE             LIPPER REAL ESTATE
                         PBHG CLASS             INDEX4                  SECURITIES INDEX5                  FUNDS AVERAGE6
3/13/2089                 $10,000               $10,000                     $10,000                           $10,000
3/31/2089                   9,960                10,000                      10,000                            10,000
4/30/2089                  10,140                10,519                      10,182                            10,218
5/31/2089                  10,170                10,893                      10,357                            10,293
6/30/2089                  10,281                10,881                      10,473                            10,419
7/31/2089                  10,747                11,863                      10,804                            10,908
8/31/2089                  10,706                12,094                      10,690                            10,943
9/30/2089                  10,481                12,045                      10,666                            10,957
10/31/2089                 10,308                11,765                      10,133                            10,657
11/30/2089                 10,121                12,004                       9,982                            10,658
12/31/2089                  9,944                12,292                       9,978                            10,744
1/31/2090                   9,833                11,467                       9,508                            10,415
2/28/2090                   9,769                11,616                       9,504                            10,385
3/31/2090                   9,598                11,924                       9,482                            10,423
4/30/2090                   9,718                11,627                       9,298                            10,234
5/31/2090                   9,392                12,758                       9,257                            10,305
6/30/2090                   9,413                12,672                       9,275                            10,467
7/31/2090                   9,489                12,632                       8,920                            10,551
8/31/2090                   8,714                11,491                       7,878                             9,688
9/30/2090                   7,740                10,933                       6,965                             8,962
10/31/2090                  7,313                10,886                       6,463                             8,845
11/30/2090                  7,789                11,589                       6,726                             9,177
12/31/2090                  7,741                11,911                       6,640                             9,222
1/31/91                     8,715                12,429                       7,286                             9,962
2/28/91                     8,968                13,317                       7,714                            10,498
3/31/91                     9,523                13,639                       8,401                            11,063
4/30/91                     9,534                13,671                       8,333                            11,208
5/31/91                     9,698                14,259                       8,462                            11,338
6/30/91                     9,534                13,606                       8,045                            10,995
7/31/91                     9,499                14,240                       8,011                            11,159
8/31/91                     9,226                14,576                       7,915                            11,108
9/30/91                     9,253                14,332                       7,824                            11,342
10/31/91                    9,012                14,531                       7,648                            11,205
11/30/91                    8,879                13,948                       7,394                            11,064
12/31/91                    9,564                15,540                       7,970                            12,001
1/31/92                    10,116                15,250                       8,345                            12,444
2/29/92                     9,920                15,448                       8,324                            12,250
3/31/92                     9,910                15,148                       8,144                            12,088
4/30/92                     9,749                15,592                       8,009                            12,001
5/31/92                    10,097                15,668                       8,041                            12,449
6/30/92                     9,924                15,435                       7,799                            12,237
7/31/92                    10,314                16,066                       7,828                            12,583
8/31/92                    10,365                15,737                       7,710                            12,722
9/30/92                    10,594                15,922                       8,003                            12,968
10/31/92                   10,799                15,977                       8,088                            13,147
11/30/92                   10,722                16,519                       8,158                            13,291
12/31/92                   11,273                16,722                       8,559                            13,923
1/31/93                    11,959                16,862                       9,154                            14,561
2/28/93                    12,658                17,092                       9,597                            15,114
3/31/93                    13,861                17,452                      10,241                            16,104
4/30/93                    12,986                17,030                       9,661                            15,615
5/31/93                    12,751                17,485                       9,509                            15,541
6/30/93                    13,104                17,536                       9,758                            15,837
7/31/93                    13,460                17,465                       9,956                            16,187
8/31/93                    13,724                18,126                      10,163                            16,646
9/30/93                    14,594                17,983                      10,624                            17,369
10/31/93                   14,274                18,355                      10,325                            17,270
11/30/93                   13,101                18,181                       9,875                            16,374
12/31/93                   13,538                18,401                       9,863                            16,878
1/31/94                    13,697                19,026                      10,159                            17,070
2/28/94                    14,536                18,510                      10,574                            17,668
3/31/94                    14,031                17,704                      10,085                            17,083
4/30/94                    14,192                17,931                      10,198                            17,218
5/31/94                    14,529                18,225                      10,410                            17,282
6/30/94                    13,983                17,778                      10,205                            16,881
7/31/94                    13,820                18,362                      10,228                            16,817
8/31/94                    13,894                19,113                      10,221                            16,976
9/30/94                    13,855                18,647                      10,050                            16,684
10/31/94                   13,164                19,064                       9,683                            16,102
11/30/94                   12,624                18,371                       9,304                            15,511
12/31/94                   13,945                18,643                      10,025                            16,806
1/31/95                    13,189                19,126                       9,701                            16,257
2/28/95                    13,256                19,870                      10,005                            16,444
3/31/95                    13,312                20,456                      10,063                            16,472
4/30/95                    13,107                21,058                       9,990                            16,328
5/31/95                    13,654                21,898                      10,321                            17,068
6/30/95                    13,830                22,406                      10,501                            17,406
7/31/95                    14,143                23,149                      10,670                            17,787
8/31/95                    14,317                23,206                      10,800                            18,009
9/30/95                    14,759                24,185                      10,999                            18,407
10/31/95                   14,266                24,099                      10,658                            17,892
11/30/95                   14,459                25,156                      10,769                            18,010
12/31/95                   15,461                25,640                      11,393                            19,269
1/31/96                    15,479                26,512                      11,550                            19,523
2/29/96                    15,747                26,758                      11,779                            19,721
3/31/96                    15,933                27,016                      11,875                            19,748
4/30/96                    15,951                27,414                      11,928                            19,738
5/31/96                    16,350                28,120                      12,194                            20,251
6/30/96                    16,707                28,227                      12,438                            20,569
7/31/96                    16,634                26,981                      12,327                            20,458
8/31/96                    17,405                27,551                      12,851                            21,332
9/30/96                    17,878                29,100                      13,172                            21,865
10/31/96                   18,324                29,902                      13,529                            22,324
11/30/96                   19,272                32,160                      14,091                            23,322
12/31/96                   21,345                31,523                      15,594                            25,601
1/31/97                    21,540                33,492                      15,817                            25,964
2/28/97                    21,638                33,754                      15,827                            26,006
3/31/97                    21,879                32,370                      15,881                            26,068
4/30/97                    20,975                34,301                      15,368                            25,130
5/31/97                    21,564                36,388                      15,826                            25,924
6/30/97                    22,716                38,017                      16,610                            27,358
7/31/97                    23,570                41,041                      17,157                            28,515
8/31/97                    23,471                38,744                      17,030                            28,361
9/30/97                    25,309                40,865                      18,709                            31,069
10/31/97                   24,788                39,501                      17,914                            30,125
11/30/97                   25,008                41,328                      18,274                            30,498
12/31/97                   25,854                42,038                      18,682                            31,252
1/31/98                    25,534                42,502                      18,418                            30,789
2/28/98                    25,361                45,566                      18,182                            30,724
3/31/98                    26,131                47,897                      18,541                            31,437
4/30/98                    25,236                48,379                      17,957                            30,466
5/31/98                    24,589                47,548                      17,784                            30,012
6/30/98                    24,291                49,478                      17,690                            29,670
7/31/98                    23,162                48,953                      16,459                            27,801
8/31/98                    21,079                41,884                      14,749                            24,895
9/30/98                    22,108                44,567                      15,575                            26,128
10/31/98                   21,259                48,192                      15,361                            25,914
11/30/98                   21,794                51,113                      15,650                            26,465
12/31/98                   21,946                54,058                      15,426                            26,304
1/31/99                    21,361                56,319                      15,091                            25,733
2/28/99                    20,826                54,569                      14,972                            25,386
3/31/99                    20,750                56,752                      14,891                            25,173
4/30/99                    22,647                58,950                      16,479                            27,838
5/31/99                    23,577                57,558                      16,757                            28,426
6/30/99                    23,293                60,753                      16,472                            28,139
7/31/99                    22,392                58,857                      15,842                            27,100
8/31/99                    22,313                58,563                      15,604                            26,640
9/30/99                    21,978                56,958                      14,900                            25,579
10/31/99                   21,287                60,562                      14,623                            25,006
11/30/99                   20,729                61,793                      14,393                            24,749
12/31/99                   21,692                65,433                      14,935                            25,746
1/31/2000                  21,530                62,146                      14,996                            25,566
2/29/2000                  21,018                60,969                      14,709                            25,103
3/31/2000                  21,910                66,934                      15,354                            26,245
4/30/2000                  23,221                64,920                      16,448                            27,629
5/31/2000                  23,331                63,588                      16,646                            27,919
6/30/2000                  24,254                65,155                      17,207                            29,063
7/31/2000                  25,888                64,137                      18,752                            31,258
8/31/2000                  25,085                68,120                      18,077                            30,461
9/30/2000                  26,005                64,524                      18,664                            31,496
10/31/2000                 24,800                64,251                      17,854                            30,085
11/30/2000                 25,444                59,186                      18,256                            30,521
12/31/2000                 27,094                59,475                      19,525                            32,527
1/31/2001                  26,980                61,585                      19,720                            32,702
2/28/2001                  26,414                55,970                      19,310                            32,218
3/31/2001                  26,299                52,424                      19,325                            31,986
4/30/2001                  26,701                56,498                      19,785                            32,741
5/31/2001                  27,303                56,877                      20,339                            33,367
6/30/2001                  28,907                55,492                      21,439                            35,065
7/31/2001                  28,502                54,946                      21,011                            34,521
8/31/2001                  29,545                51,507                      21,744                            35,529
9/30/2001                  27,933                47,347                      20,424                            33,899
10/31/2001                 27,198                48,250                      19,660                            32,916
11/30/2001                 28,933                51,952                      20,934                            34,591
12/31/2001                 29,913                52,407                      21,541                            35,532
1/31/2002                  30,118                51,642                      21,634                            35,596
2/28/2002                  30,936                50,646                      22,129                            36,301
3/31/2002                 $32,939               $52,551                     $23,490                           $38,359

1 Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Funds that concentrate investments in one or more groups or industries may involve greater risks than more diversified funds, including greater potential for volatility. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.
2 On December 14, 2001, the PBHG REIT Fund acquired the assets of the Heitman
  Real Estate Portfolio. Prior to the acquisition, the PBHG Class shares of the Fund were known as the Institutional Class shares of the Heitman Real Estate Portfolio and Advisor Class shares were known as Advisor Class shares of the Heitman Real Estate Portfolio. The Heitman Real Estate Portfolio was a series of UAM Funds Trust. The Heitman Real Estate Portfolio was managed by Heitman Real Estate Securities LLC, the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the Heitman Real Estate Portfolio. Data includes performance of the Fund's predecessor class, whose inception date was March 13, 1989.
3 The performance shown for the Advisor Class prior to its inception date of May
  15, 1995 is based on the performance and expenses of the PBHG Class. Subsequent to May 15, 1995, the performance is that of the Advisor Class, which will cause returns to be less than those of the PBHG Class. The average annual total return of the Advisor Class from its inception date to March 31, 2002 was 13.16%. The Advisor Class of the Fund's predecessor carried a maximum front-end sales charge of 4.75% and a 12b-1 fee of 0.50% of average daily net assets. The PBHG REIT Fund Advisor Class does not carry a sales charge and carries a 12b-1 fee of 0.25% of average daily net assets. Returns shown in the chart have been adjusted to reflect the elimination of the front-end sales charge. No adjustment has been made to reflect the lower 12b-1 fee. The Advisor Class shares returns going forward will reflect the 0.25% 12b-1 fee.
4 The S&P 500 Index is a capitalization weighted index of 500 stocks. The Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Index is unmanaged and reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.
5 The Wilshire Real Estate Securities Index is a market capitalization weighted index of publicly traded real estate securities, including real estate investment trusts, real estate operating companies and partnerships. The Index is used by the institutional investment community as a broad measure of the performance of public real estate equity for asset allocation and performance comparison. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.
6 The Lipper Real Estate Funds Average represents the average performance of 159 mutual funds classified by Lipper, Inc. in the Real Estate category. The performance figures are based on changes in net asset value of the funds in the category with all capital gain distributions and income dividends reinvested. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. The Average is not intended to imply the Fund's past or future performance. A direct investment in the Average is not possible. The chart assumes $10,000 invested in the Lipper Real Estate Funds Average at that month's end March 31, 1989.


SECTOR WEIGHTINGS - AT MARCH 31, 2002

[PIE CHART OMITTED]
PLOT POINTS FOLLOWS:

Consumer Cyclical          7%
Financial (REITS)         93%

% of Total Portfolio Investments in Common Stock


TOP TEN HOLDINGS - MARCH 31, 2002

Equity Office Properties Trust                   10.5%
Apartment Investment & Management, Cl A           7.0%
Prologis Trust                                    5.4%
Rouse                                             4.8%
Vornado Realty Trust                              4.6%
CarrAmerica Realty                                4.6%
Avalonbay Communities                             4.4%
Simon Property Group                              4.3%
Meristar Hospitality                              4.2%
Boston Properties                                 3.8%
------------------------------------------------------
% of Total Portfolio Investments
in Common Stock                                  53.6%

                                [LOGO OMITTED] 35

            PBHG FUNDS

PBHG STRATEGIC SMALL COMPANY FUND

PORTFOLIO MANAGERS: James M. Smith, CFA and Jerome J. Heppelmann, CFA

 PBHG STRATEGIC SMALL COMPANY FUND PSSCX


Portfolio Profile

OBJECTIVE:  Growth of capital.

INVESTS IN: The Fund invests at least 80% of its assets in growth and value securities, such as common stocks of small sized companies. These companies generally have market capitalizations similar to that of the companies in the Russell 2000(R) Index.

STRATEGY: The growth securities in the Fund are primarily common stocks that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. The value securities in the Fund are primarily common stocks that Pilgrim Baxter and Value Investors believe are currently underpriced using certain financial measurements, such as price-to-earnings ratios. We strategically adjust the mix of growth and value securities in the Fund, depending upon economic and market conditions. We focus primarily on those securities whose market capitalizations or annual revenues are $750 million or less at the time of purchase.

Performance

    PBHG Strategic Small Company Fund posted a return of 10.68%, trailing the 13.98% gain of the Russell 2000(R) Index while outperforming the 6.54% gain of the Lipper Small-Cap Growth Funds Average for the fiscal year ended March 31, 2002. During the year, the value portion of the Fund contributing 15.70% to the overall returns, outperforming the growth segment's 7.49% gain. Similarly, the Russell 2000(R) Value Index outperformed the Russell 2000(R) Growth Index, 23.74% versuS 4.95%.
    The Fund is structured to combine the strong growth potential during favorable market environments offered by the growth style employed by Pilgrim Baxter & Associates, with the downside protection contributed by the value style utilized by Pilgrim Baxter Value Investors, Inc. Typically, the Fund has maintained a neutral allocation (approximately 50/50) between the two investment styles, with adjustments for changing market dynamics and the flow of assets into and out of the Fund. As of March 31, 2002, the Fund had 35% of its assets invested in growth and 65% in value.

Portfolio Discussion -- Value

    The past 12 months were unique in many ways. The financial markets and the overall economy suffered through the worst terrorist attacks to ever occur on U.S. soil. Additionally, during the year we faced the largest corporate bankruptcy in U.S history along with growing uncertainties surrounding corporate accounting practices. The market reacted to these events by rewarding "safe" companies. Falling into this category were companies considered to be inexpensive, with easy to understand business models and very little financial leverage.
    Performance for the value segment of the Fund was negatively impacted by the market's "flight to safety." Consumer staple companies demonstrating slow, but steady predictable growth outperformed during the year. Our underweighted position in these companies dragged on performance. However, valuations in this group remain high and we feel earnings growth will be difficult going forward. We believe there to be better opportunities in companies that will benefit most from an improving economy.
    Regional banks performed well, particularly during the latter part of the year due to the aggressive decrease in interest rates and the resulting increase in lending margins. Our underweight position in this sector negatively impacted performance. However, we are not optimistic about the long-term growth potential of the regional bank group, primarily because the benefits they enjoyed during the period of declining interest rates are not to be found going forward. As a result, we remain comfortable with our current underweight position in this sector. Health care was the best performing sector relative to the benchmark over the past year. This sector benefited from continued, predictable earnings growth. Our holdings in health care services outperformed the more expensive and volatile medical technology companies that were found in the benchmark Russell 2000(R) Index. We like the long-term outlook for the health care sector and believe demographic changes will remain the driver of demand in the future.
    We continue to see opportunities in certain segments of the technology sector. With the exception of the telecommunications sub-industry, we believe that corporate information technology budgets will improve and drive demand going forward. As we did in the past year, we anticipate adding technology companies that meet our selection criteria over the next twelve months. Looking ahead, we expect to see signs of a continuing economic recovery. The effects of the unprecedented decline in interest rates in 2001, combined with a stimulative tax policy and corporate "belt-tightening", will continue to produce an improvement in corporate profits going forward. Therefore, we will continue to invest in high quality small companies with attractive valuations that we believe will benefit the most from economic growth as it unfolds.

Portfolio Discussion -- Growth

    The reality of the positive return from the growth segment of the Fund over the past fiscal year should not obscure the challenges imposed on growth investors by recessionary economic conditions, terrorist attacks, and aftershocks from the deflation of the Internet mania. During the year, the equity markets struggled with competing views of business conditions, discouraged by negative sentiment surrounding current conditions, but alternately encouraged by the prospect of an imminent economic upturn resulting from a very stimulative monetary policy. For small capitalization growth equities, this seesaw pattern of confidence, while not unexpected, created historically high volatility in share prices. It also created a flight to value, as evidenced by the significantly stronger results from the value portion of the portfolio. The surprising strength and durability of the consumer throughout the year was amplified by the investment performance of the retail and restaurant names held in the portfolio. Consumer stocks, in fact, represented four of the top five individual contributors to performance for the growth segment of the portfolio during the year. While our technology exposure was overweight relative to the benchmark, we still maintained a low level of exposure in comparison to some of the Fund's previous time periods.
    Many of the strongest performing holdings were investments that the Fund has maintained for more than one year. We believe this confirms our bottom-up stock selection process, which identifies not only companies with strong growth prospects, but also those with sustainable and predictable earnings. Examples of long-term holdings that positively contributed to performance during the year include Krispy Kreme Doughnuts and Direct Focus in the consumer area, Dianon and First Horizon Pharma in the health care area, MKS Instruments and Elantec Semiconductor in the technology area, and Career Education in the services area. Overall, the Fund generally prefers to quickly weed out companies with deteriorating business fundamentals and to redeploy this cash on some new selections. Examples of names eliminated during the year because of impaired growth prospects include technology selections Ulticom, Stellent, and Riverstone Networks, as well as Professional Detailing from the health care sector.
    Two years ago in our Annual Report letter, we expressed some caution about inflated investor expectations drawn from the excitement of the "New Economy." The caution was justified as the markets have since returned to a state of normalcy, prizing earnings over concept. In last year's Annual Report, we observed the recalibration of values in the marketplace, with returns from value investing greatly surpassing those of growth investing. Today, we think the prospects for a disciplined small company growth investment strategy are truly outstanding. First, the recession is largely behind us, with the inventory and balance sheet excesses of the last boom under control. Second, companies are describing stabilization of results and better visibility. Third, the incidence of missed targets, albeit from lowered guidance, has subsided, and future earnings forecasts are more constructive and realistic. Finally, the accumulated history of many prior business cycles suggests that we are now entering the phase when small growth companies offer the best relative performance versus the rest of the equity markets, based on improving fundamentals combined with more favorable risk premiums. Therefore, we remain believers that the innovative young companies sought by the Fund offer exciting investment potential.

                                [LOGO OMITTED] 36

                                PBHG FUNDS

                                               PBHG STRATEGIC SMALL COMPANY FUND

                                         PBHG STRATEGIC SMALL COMPANY FUND PSSCX


   INVESTMENT FOCUS
        STYLE

Value   Blend   Growth
----------------------
                        Large
----------------------
                        Medium       MARKET CAPITALIZATION
----------------------
           x            Small
----------------------
Source: Pilgrim Baxter & Associates, Ltd.

                                               AVERAGE ANNUAL TOTAL RETURN1
                                                   AS OF MARCH 31, 2002

                                          One     Annualized  Annualized  Annualized
                                         Year       3 Year      5 Year     Inception
                                        Return      Return      Return     to Date2
---------------------------------------------------------------------------------------------------------------------------
  PBHG Strategic Small Company Fund     10.68%      17.28%      16.63%      13.14%
---------------------------------------------------------------------------------------------------------------------------


                             COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE
                                       PBHG STRATEGIC SMALL COMPANY FUND, VERSUS THE
                             RUSSELL 2000(R) INDEX AND THE LIPPER SMALL-CAP GROWTH FUNDS AVERAGE

                                                            [LINE CHART OMITTED]
                                                            PLOT POINTS FOLLOWS:

                      PBHG STRATEGIC SMALL                  RUSSELL 2000(R)             LIPPER SMALL-CAP GROWTH
                         COMPANY FUND                           INDEX3                      FUNDS AVERAGE4
12/31/96                   $10,000                             $10,000                          $10,000
1/31/97                     10,120                              10,200                           10,252
2/28/97                      9,350                               9,953                            9,610
3/31/97                      8,860                               9,483                            8,970
4/30/97                      8,750                               9,509                            8,850
5/31/97                     10,270                              10,567                           10,081
6/30/97                     11,130                              11,020                           10,669
7/31/97                     12,170                              11,533                           11,394
8/31/97                     12,410                              11,797                           11,604
9/30/97                     13,440                              12,660                           12,555
10/31/97                    12,820                              12,104                           11,921
11/30/97                    12,520                              12,026                           11,694
12/31/97                    12,567                              12,236                           11,753
1/31/98                     12,502                              12,043                           11,591
2/28/98                     13,439                              12,934                           12,557
3/31/98                     13,870                              13,467                           13,200
4/30/98                     13,999                              13,542                           13,326
5/31/98                     12,922                              12,812                           12,441
6/30/98                     13,073                              12,839                           12,732
7/31/98                     12,244                              11,800                           11,842
8/31/98                      9,466                               9,509                            9,277
9/30/98                     10,004                              10,253                            9,990
10/31/98                    10,381                              10,671                           10,407
11/30/98                    11,501                              11,230                           11,296
12/31/98                    12,835                              11,925                           12,520
1/31/99                     13,105                              12,083                           12,829
2/28/99                     11,957                              11,105                           11,692
3/31/99                     11,856                              11,278                           12,250
4/30/99                     12,092                              12,289                           12,795
5/31/99                     12,576                              12,468                           12,924
6/30/99                     13,937                              13,032                           14,108
7/31/99                     13,960                              12,674                           14,098
8/31/99                     14,083                              12,205                           13,924
9/30/99                     14,308                              12,208                           14,280
10/31/99                    14,815                              12,257                           15,080
11/30/99                    16,209                              12,989                           16,953
12/31/99                    19,482                              14,460                           20,004
1/31/2000                   19,188                              14,227                           19,796
2/29/2000                   24,796                              16,577                           24,674
3/31/2000                   23,682                              15,484                           23,366
4/30/2000                   21,514                              14,552                           20,786
5/31/2000                   20,559                              13,704                           19,088
6/30/2000                   24,625                              14,899                           22,264
7/31/2000                   22,898                              14,419                           20,822
8/31/2000                   26,265                              15,520                           23,231
9/30/2000                   26,008                              15,063                           22,357
10/31/2000                  24,331                              14,391                           20,875
11/30/2000                  19,727                              12,914                           17,328
12/31/2000                  21,799                              14,023                           18,819
1/31/2001                   22,342                              14,753                           19,323
2/28/2001                   19,024                              13,785                           16,795
3/31/2001                   17,279                              13,111                           15,218
4/30/2001                   19,353                              14,136                           17,048
5/31/2001                   20,039                              14,484                           17,436
6/30/2001                   20,425                              14,984                           17,926
7/31/2001                   19,496                              14,173                           16,901
8/31/2001                   18,509                              13,715                           15,904
9/30/2001                   15,691                              11,869                           13,443
10/31/2001                  17,093                              12,563                           14,543
11/30/2001                  18,466                              13,536                           15,647
12/31/2001                  19,624                              14,371                           16,611
1/31/2002                   18,938                              14,222                           16,071
2/28/2002                   17,579                              13,832                           15,021
3/31/2002                  $19,124                             $14,944                          $16,181

1 Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund's investment in technology companies involves the risk of volatility. Products of technology companies may be subject to severe competition and rapid obsolescence. Securities of small and medium companies involve greater risk and price volatility than larger, more established companies. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.
2 The PBHG Strategic Small Company Fund commenced operations on December 31,
  1996.
3 The Russell 2000(R) Index is an unmanaged index comprised of the 2,000 smallest securities in the Russell 3000(R) Index. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.
4 The Lipper Small-Cap Growth Funds Average represents the average performance of 442 mutual funds classified by Lipper, Inc. in the Small-Cap Growth category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. The Average is not intended to imply the Fund's past or future performance. A direct investment in the Average is not possible.


SECTOR WEIGHTINGS - AT MARCH 31, 2002

[PIE CHART OMITTED]
PLOT POINTS FOLLOWS:

Basic Materials             5%
Consumer Cyclical          21%
Consumer Non-Cyclical       3%
Energy                      3%
Financial                   7%
Health Care                18%
Industrial                  9%
Services                   12%
Technology                 21%
Utilities                   1%

% of Total Portfolio Investments in Common Stock


TOP TEN HOLDINGS - MARCH 31, 2002

Haemonetics                           1.8%
Avocent                               1.3%
Universal Compression                 1.3%
Advo                                  1.3%
Direct Focus                          1.2%
IMC Global                            1.2%
Krispy Kreme Doughnuts                1.1%
Stillwater Mining                     1.1%
Hooper Holmes                         1.1%
Polycom                               1.0%
------------------------------------------
% of Total Portfolio Investments
in Common Stock                      12.4%

                                [LOGO OMITTED] 37

            PBHG FUNDS

PBHG TECHNOLOGY & COMMUNICATIONS FUND
PORTFOLIO MANAGER: Michael K. Ma

 PBHG TECHNOLOGY & COMMUNICATIONS FUND PBTCX


Portfolio Profile

OBJECTIVE:  Long-term capital appreciation. Current income is incidental.

INVESTS IN: Companies whose products or services are based on or delivered with technology. Also invests in companies that link businesses, consumers and other entities through communications technology.

STRATEGY: The Fund's strategy is to invest in those technology and telecommunications companies exhibiting the strongest fundamental business momentum. As of March 31, 2002, the Fund's 73 holdings range from $284 million to $368 billion in market capitalization, with an average capitalization of $26 billion. The Fund employs PBHG's disciplined style of company specific stock selection. Additionally, the Fund is managed with an acute focus on sub-sector weightings within the broader fields technology and telecommunications.

Performance

    PBHG Technology and Communications Fund's PBHG Class declined 24.92% and the Advisor Class declined 25.13% versus the 9.71% decline of the Wit Soundview 100 Index and the positive 3.68% return of its benchmark, the PSE Technology Index(R) for the year ending March 31, 2002.

Portfolio Discussion

    The past twelve months have seemed like a rollercoaster for technology investors. Stocks sporadically rose on faint signs of a potential recovery in the broad economy, only to resume their downward slide in response to weak fundamental results, inconclusive macro-economic data and horrible and unpredictable geopolitical events. Throughout most of 2001, the stock market was constantly searching for the proverbial "bottom", nowhere more so than in the technology sector.
    The "bottom" for technology investors has become defined by an end to the staggering drop-off in information technology spending by enterprises and a resumption of capital expenditures by telecommunications service providers. The year began with cautious optimism, driven primarily by expectations that the Federal Reserve would aggressively employ monetary easing in an attempt to breathe life into an economy hard hit by the excesses of 1999 and 2000. As 2001 gradually progressed, the Federal Reserve attempted to revive the weakening economy with the record 11 rate cuts. Exacerbated by the events of September 11, however, the economy failed to respond quickly to the Fed's aggressive actions. The rash of excessive investments that characterized 1999 and 2000 ended up punishing the technology sector hardest. Entering 2001 the technology sector was still suffering from the bursting of the "Internet bubble", which had temporarily crippled those companies manufacturing infrastructure hardware and software. At the same time, the recession in the telecommunications industry was just beginning and would come to deepen over the ensuing twelve months.
    We did not make radical changes to the Fund's positioning entering the period. Our largest weightings continued to be in the telecommunications equipment and data-networking sectors. In hindsight, this proved problematic, as this sector would exit the year as one of the worst performers in the technology arena. A steady stream of dramatic reductions in global capital expenditures by telecommunications services providers resulted in dismal performance in 2001. One bright spot was our investment in Cisco Systems. Although one of our largest positions in the industry, its positive return during the year did not offset the losses sustained by some of our other holdings in next generation equipment vendors such as Ciena, Juniper Networks, ONI Systems and Redback Networks. While we had reduced our positions in these names throughout the year, we underestimated the magnitude and the pace of the spending cuts plaguing the telecommunications industry. In retrospect, the shortfalls in our investment strategies are now apparent. While data traffic continued its rapid rate of growth in 2001, several opposing forces caused the aggregate flood of capital expenditure to cease abruptly. The implosion and resulting financial failure of the hundreds of emerging competitive local exchange carriers (CLECs) not only eradicated a key customer of the next generation equipment suppliers, it also greatly reduced the pressure on incumbent carriers to continue spending at accelerated levels to upgrade the quality and capacity of their networks. Concurrently, the slowing economic environment reduced the global demand for voice and data services, further decreasing the need for telecommunications carriers to proceed with large capital expenditure programs. The result was one of the largest reductions in capital spending in the history of the telecommunications industry, a toxic environment for the vendors of next generation telecommunications equipment.
    During the course of the year, we increased our exposure to the semiconductor and semiconductor capital equipment areas the greatest. Business fundamentals improved modestly, yet steadily, as inventory levels were reduced to unsustainably low levels. Excess capacity among semiconductor manufacturers gradually diminished over the course of 2001 and semiconductor order rates continued to exhibit signs of improvement as the fiscal year came to a close. The greatest positive contributor to Fund performance during the year was derived from RF Micro Devices, a leading provider of power amplifiers used in wireless handsets. Additionally, analog semiconductor companies such as Maxim Integrated Products, Linear Technology, and Texas Instruments positively impacted the Fund. On the semiconductor capital equipment front, quarterly sequential improvement in orders late in the fiscal year pointed to cyclical recovery and helped propel stock prices higher in this sector. Applied Materials, Novellus Systems, Teradyne, and KLA Tencor also fared well during the period.
    The hardware sector yielded mixed results for the Fund. While many vendors continued to be negatively impacted by the reduction in corporate IT spending, a select few benefited from new technology implementations, new product cycles and limited replacement of obsolete equipment. This was true of Storage Area Networking (SAN), for example. The SAN space received heightened attention from IT managers due to significant cost and performance advantages over existing solutions, such as tape back-up and network attached storage (NAS). Companies such as Brocade Communications Systems and Emulex benefited from the urgency placed on enhancing corporate storage capabilities.
    While near term visibility remains somewhat cloudy for the technology sector, we believe that we may have reached a "bottom" in many areas of technology, particularly those dependent on corporate IT spending. It appears, however, that the slide in service provider capital expenditures continues, although at a somewhat reduced rate. The macro environment continues to exhibit signs of improvement: excessive inventory levels have been reduced across the technology food-chain; capacity utilization appears to be moving higher; and early cycle areas within technology are beginning to benefit from improving, and in some cases expedited, order rates. We remain steadfast in our belief that as U.S, corporate profitability continues to improve, corporate IT spending will soon follow.
    Our long-term conviction in the power of technology and the ensuing opportunities afforded to patient investors remains unchanged. We want to thank our investors for their continued support in a very difficult technology environment. We believe the recent periods of near-term uncertainty create attractive entry points for long-term investors. Therefore, we continue with the consistent execution of our aggressive growth investment philosophy to ensure that shareholders capitalize fully on what we believe to be a steadily improving technology landscape.

                               [LOGO OMITTED] 38

     PBHG FUNDS

PBHG TECHNOLOGY & COMMUNICATIONS FUND

 PBHG TECHNOLOGY & COMMUNICATIONS FUND PBTCX


   INVESTMENT FOCUS
        STYLE

Value   Blend   Growth
----------------------
                        Large
----------------------
                  x     Medium       MARKET CAPITALIZATION
----------------------
                        Small
----------------------
Source: Pilgrim Baxter & Associates, Ltd.

                                                  AVERAGE ANNUAL TOTAL RETURN1
                                                        AS OF MARCH 31, 2002

                                             One   Annualized  Annualized Annualized
                                            Year     3 Year      5 Year    Inception
                                           Return    Return      Return     to Date
---------------------------------------------------------------------------------------------------------------------------
  PBHG Technology &
     Communications Fund - PBHG Class2    (24.92)%  (13.51)%      5.39%     10.74%
---------------------------------------------------------------------------------------------------------------------------
  PBHG Technology &
     Communications Fund - Advisor Class3 (25.13)%  (13.59)%      5.34%     10.69%
---------------------------------------------------------------------------------------------------------------------------


        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE
         PBHG TECHNOLOGY & COMMUNICATIONS FUND - PBHG CLASS, VERSUS THE
          WIT SOUNDVIEW 100 INDEX, THE PSE TECHNOLOGY INDEX(R) AND THE
                    LIPPER SCIENCE & TECHNOLOGY FUNDS AVERAGE

                              [LINE CHART OMITTED]
                              PLOT POINTS FOLLOWS:

                   PBHG TECHNOLOGY &
                  COMMUNICATIONS FUND -            PSE TECHNOLOGY              WIT SOUNDVIEW            LIPPER SCIENCE & TECHNOLOGY
                     PBHG CLASS                     INDEX(R)5,7               100 INDEX4,7                   FUNDS AVERAGE6
9/29/95               $10,000                         $10,000                    $10,000                        $10,000
9/30/95                10,000                          10,000                     10,000                         10,000
10/31/95               10,800                          10,057                     10,368                          9,834
11/30/95               11,720                          10,210                     11,079                          9,955
12/31/95               11,602                           9,919                     10,533                          9,583
1/31/96                11,462                          10,154                     10,446                          9,564
2/29/96                12,562                          10,451                     11,128                         10,036
3/31/96                12,482                           9,899                     10,831                          9,757
4/30/96                14,132                          10,901                     12,557                         10,833
5/31/96                15,303                          11,005                     13,442                         11,253
6/30/96                14,973                          10,244                     12,235                         10,511
7/31/96                13,712                           9,456                     11,006                          9,508
8/31/96                14,963                          10,038                     12,002                         10,133
9/30/96                16,643                          10,945                     13,468                         11,284
10/31/96               16,793                          10,780                     13,286                         11,138
11/30/96               17,663                          12,243                     14,813                         12,079
12/31/96               17,916                          11,954                     13,842                         11,814
1/31/97                18,539                          13,217                     15,118                         12,546
2/28/97                16,580                          12,659                     13,942                         11,482
3/31/97                14,927                          11,955                     12,988                         10,647
4/30/97                15,437                          12,365                     13,353                         10,951
5/31/97                18,100                          13,861                     15,145                         12,448
6/30/97                18,641                          13,958                     15,181                         12,626
7/31/97                20,865                          16,113                     17,578                         14,238
8/31/97                20,773                          16,092                     18,116                         14,241
9/30/97                22,416                          16,638                     18,555                         14,970
10/31/97               19,732                          14,929                     16,406                         13,713
11/30/97               19,151                          14,971                     16,227                         13,585
12/31/97               18,511                          14,392                     15,133                         13,266
1/31/98                17,697                          14,981                     15,504                         13,586
2/28/98                19,850                          16,819                     17,507                         15,144
3/31/98                20,643                          17,151                     17,427                         15,616
4/30/98                21,061                          17,820                     18,623                         16,218
5/31/98                19,047                          16,410                     16,872                         15,065
6/30/98                20,332                          17,164                     17,789                         16,208
7/31/98                19,186                          17,121                     17,415                         15,926
8/31/98                16,004                          13,912                     13,427                         12,714
9/30/98                17,997                          15,881                     15,450                         14,411
10/31/98               18,072                          17,683                     16,976                         15,444
11/30/98               20,322                          19,647                     18,826                         17,501
12/31/98               23,324                          22,319                     21,537                         20,366
1/31/99                28,435                          25,591                     24,899                         23,566
2/28/99                25,325                          22,967                     21,781                         21,518
3/31/99                30,000                          24,724                     23,314                         23,984
4/30/99                31,653                          25,599                     23,997                         24,732
5/31/99                30,120                          26,347                     24,762                         24,408
6/30/99                34,622                          29,839                     27,911                         27,318
7/31/99                34,067                          29,662                     27,977                         27,031
8/31/99                36,916                          31,189                     29,675                         28,447
9/30/99                37,916                          31,233                     30,310                         29,412
10/31/99               45,517                          33,074                     33,603                         32,676
11/30/99               54,107                          37,846                     39,615                         38,346
12/31/99               80,210                          48,396                     49,489                         48,109
1/31/2000              82,496                          47,350                     48,149                         47,175
2/29/2000             117,027                          58,153                     62,909                         60,276
3/31/2000             100,197                          57,869                     63,040                         57,515
4/30/2000              81,848                          54,187                     58,385                         50,395
5/31/2000              68,637                          49,542                     51,722                         44,272
6/30/2000              93,468                          54,868                     58,092                         51,807
7/31/2000              85,195                          51,182                     53,928                         49,284
8/31/2000              99,596                          58,310                     63,182                         56,948
9/30/2000              92,089                          51,759                     55,657                         51,213
10/31/2000             74,246                          48,413                     50,140                         45,354
11/30/2000             45,137                          40,471                     37,067                         33,480
12/31/2000             45,165                          40,596                     35,953                         32,781
1/31/2001              48,379                          45,754                     41,977                         36,003
2/28/2001              34,067                          37,410                     30,152                         25,983
3/31/2001              25,853                          33,024                     31,084                         21,610
4/30/2001              31,719                          38,400                     38,538                         25,883
5/31/2001              30,000                          37,019                     36,334                         24,811
6/30/2001              28,399                          36,213                     35,360                         24,469
7/31/2001              26,102                          34,328                     31,976                         22,186
8/31/2001              21,509                          31,568                     27,829                         19,251
9/30/2001              15,787                          25,819                     21,659                         15,035
10/31/2001             18,517                          29,899                     25,281                         17,436
11/30/2001             21,942                          33,944                     30,053                         20,175
12/31/2001             21,509                          34,336                     29,996                         20,379
1/31/2002              21,378                          34,165                     29,819                         20,016
2/28/2002              17,664                          31,375                     25,615                         17,224
3/31/2002             $19,409                         $34,237                    $28,066                        $18,843

1 Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund's investment in technology companies involves the risk of volatility. Securities of small and medium companies involve greater risk and price volatility than larger, more established companies. Products of technology companies may be subject to severe competition and rapid obsolescence. Funds that concentrate investments in one or a group of industries may involve greater risks than more diversified funds, including greater potential for volatility. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.
2 The PBHG Technology & Communications Fund - PBHG Class commenced operations on
  September 29, 1995.
3 The performance shown for the Advisor Class prior to its inception on December
  29, 2000, is based on the performance and expenses of the PBHG Class. Subsequent to December 29, 2000, the performance is that of the Advisor Class and reflects the expenses specific to the Advisor Class, which will cause its returns to be less than those of the PBHG Class. The average annual total return of the Advisor Class from its inception to March 31, 2002 was (49.08)%.
4 The Wit Soundview 100 Index is an equal dollar weighted index designed to measure the performance of the technology industry. It is comprised of 100 major technology companies chosen by Soundview financial Group. The Index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or performance. A direct investment in the Index is not possible.
5 The PSE Technology Index(R) is a price-weighted index of the top 100 U.S.
  technology stocks. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.
6 The Lipper Science & Technology Funds Average represents the average performance of 424 mutual funds classified by Lipper, Inc. in the Science & Technology category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. The Average is not intended to imply the Fund's past or future performance. A direct investment in the Average is not possible. The chart assumes $10,000 invested in the Lipper Science & Technology Funds Average at that month's end, September 30, 1995.
7 Effective in June 2001, the Fund changed its benchmark from the Wit Soundview
  100 Index to the PSE Technology Index(R). This change was primarily made due to the removal of the Wit Soundview 100 Index from Bloomberg, one of the most comprehensive providers of statistical information regarding the financial industry in the U.S. With this removal, the only source is Soundview Financial Group which we believe seriously diminishes the value of the benchmark as a widely recognized measure of technology stock performance.


SECTOR WEIGHTINGS - AT MARCH 31, 2002

[PIE CHART OMITTED]
PLOT POINTS FOLLOWS:

Consumer Cyclical       6%
Industrial              2%
Services                5%
Technology             87%

% of Total Portfolio Investments in Common Stock


TOP TEN HOLDINGS - MARCH 31, 2002

Cisco Systems                                     5.2%
Broadcom, Cl A                                    4.7%
Applied Materials                                 4.0%
Qualcomm                                          3.6%
Siebel Systems                                    3.5%
eBay                                              3.5%
Xilinx                                            3.4%
Texas Instruments                                 3.3%
Brocade Communications Systems                    3.1%
Marvell Technology Group                          2.9%
------------------------------------------------------
% of Total Portfolio Investments
in Common Stock                                  37.2%

                                [LOGO OMITTED] 39

            PBHG FUNDS

PBHG IRA CAPITAL PRESERVATION FUND
PORTFOLIO MANAGERS: John K. Dwight, Laura P. Dagan, CFA, David J. Kilborn, CFA

 PBHG IRA CAPITAL PRESERVATION FUND PBCPX


Portfolio Profile

OBJECTIVE: Seeks to provide investors with a level of current income higher than that of money market funds, while attempting to preserve principal and maintain a stable net asset value per share (NAV).

INVESTS IN: Fixed-income securities that a nationally recognized statistical rating agency, such as Moody's Investors Service or Standard & Poor's Rating Group, has rated in its top category at the time of purchase. The Fund may also invest in liquid short-term investments and commingled pools of debt.

STRATEGY: The Fund seeks to stabilize its NAV by purchasing wrapper agreements from financial institutions, such as insurance companies and banks, that a rating agency has rated in one of its top two categories at the time of purchase. The Fund's goal is to purchase enough wrappers to cover all of its debt securities. While not fixed at $1.00 per share like a money market fund, the wrapper agreements are likely to cause the net asset value of the Fund to be considerably more stable than a typical high-quality fixed income fund. The portfolio is offered exclusively to IRA and Keogh Plan investors.

Performance

    For the year ended March 31, 2002, PBHG IRA Capital Preservation Fund gained 5.53% relative to the 6.56% return of the benchmark Ryan 5-Year GIC Master Index and the 2.82% increase of the Lipper Money Market Funds Index. On January 14, 2002, the Fund reorganized from the UAM IRA Capital Preservation Portfolio of UAM Funds Trust, the predecessor fund. Between the predecessor's previous fiscal year end of October 31, and the Fund's year end, the Fund gained 1.98%. By comparison, the Ryan 5-Year GIC Master Index was up 2.65% and the Lipper Money Market Funds Index added 0.69% for the same period. Greater awareness of the Fund accelerated the growth of new cash flow in the fourth quarter of 2001 and first quarter of 2002, increasing assets to $518 million at the end of the period. We are pleased that the Fund has gained the attention of so many new shareholders.
    During the period, the Fund accomplished its objective of providing shareholders with stable positive returns despite outsized market volatility and a steeper yield curve. The portfolio is positioned to benefit from the impact of rising interest rates, assuming continued Fund growth. While the Fund underperformed its primary benchmark for the fiscal year, it substantially outperformed the Lipper Money Market Funds Index. As interest rates at the immediate front end of the yield curve have decreased, rates in the two to five-year area have increased, and market volatility has persisted, we believe that the Fund's investment strategy presents an attractive alternative to money market investments.
    Following an erratic fourth quarter of 2001 that saw rising rates, the first quarter started off rather subdued. U.S. Treasury securities were stuck in a narrow trading range throughout January and February, which was mainly a reflection of the high level of uncertainty regarding monetary policy and the strength of the economic recovery. These market conditions allowed for moderate gains in most bond sectors and strong gains in securitized bonds, which represent a substantial portion of Fund assets. For example, the drop in refinancing by homeowners provided a strong lift for mortgages, which gained almost 1% during the first quarter.
    While recent economic data consistently reflected a strengthening economy, the Federal Reserve's position on the sustainability of the recovery was unclear. U.S. Treasuries' narrow trading range was eventually broken when Fed Chairman Greenspan shifted his economic view in early March to a more optimistic outlook. This gave the markets a clear signal to sell, which investors did. By the end of the month, yields on two-year Treasury notes were up 0.50%, 10-year notes were up 0.35% and 30-year bonds were up 0.25%. We believe this correction in the Treasury market was overdue, as economic fundamentals had steadily improved in the first quarter.

Portfolio Discussion

    We believe the portfolio is well diversified across the major sectors of the AAA-rated fixed-income market, with the objective of preserving principal and maintaining a stable $10 net asset value per share. Our investment process focuses primarily on yield enhancement through sector weightings and security selection. Throughout the past year, the average credit quality of the total portfolio remained at AAA/Aaa, as measured by Standard & Poor's Rating Group and Moody's Investors Service, respectively. To take advantage of the steeper yield curve, we have maintained the portfolio duration close to three years, slightly longer than the benchmark target to help sustain the Fund's return as it continues to follow market interest rates.
    All sectors outperformed U.S. Treasuries during the first quarter of 2002, as investors looked for higher yielding assets and sold Treasuries. Areas of note were the AAA-rated airline equipment sector and residential mortgage and asset-backed (home equity loan) sectors. Airline equipment securities benefited from increasing passenger volume since September 11, lower fuel costs and renewed interest by management and labor to end the volatile cycle of the airline industry and keep carriers afloat. The Fund's only change in sector allocation during the first quarter of 2002 was to overweight home equity loan securities relative to the prior quarter at the expense of residential mortgage holdings. This strategy sought to take advantage of new issuance activity in March, 2002, which we believe should reverse in the near term as the level of new issuance subsides.
    Looking ahead, we expect the economy to slow in the second quarter from its strong first quarter pace, as some of the factors that lifted growth through March are no longer present. In particular, the mildest winter in over a decade distorted the seasonal factors, which we believe will probably bias second quarter economic statistics to the downside. We are also concerned about the recent rise in jobless claims, which may portend an up-tick in unemployment. For political reasons, the Fed is unlikely to lift the federal funds rate while unemployment is increasing, which should allay bond market fears.
    As the year continues to unfold, our objectives remain the same - to preserve shareholder principal while providing a stable net asset value and competitive returns. We thank you for your confidence in PBHG IRA Capital Preservation Fund and look forward to continuing to serve your retirement investment needs.

                                [LOGO OMITTED] 40

                                                                      PBHG FUNDS

                                              PBHG IRA CAPITAL PRESERVATION FUND

                                        PBHG IRA CAPITAL PRESERVATION FUND PBCPX


                                                 AVERAGE ANNUAL TOTAL RETURN1
                                                      AS OF MARCH 31, 2002

                                                  One               Annualized
                                                 Year                Inception
                                                Return                to Date
---------------------------------------------------------------------------------------------------------------------------
  PBHG IRA Capital Preservation Fund             5.53%                 6.31%
---------------------------------------------------------------------------------------------------------------------------


                                 COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
                                   IN THE PBHG IRA CAPITAL PRESERVATION FUND, VERSUS THE
                             RYAN 5-YEAR GIC MASTER INDEX AND LIPPER MONEY MARKET FUNDS INDEX

                                                            [LINE CHART OMITTED]
                                                            PLOT POINTS FOLLOWS:

                             PBHG IRA CAPITAL                      RYAN 5-YEAR                  LIPPER MONEY
                             PRESERVATION FUND                   GIC MASTER INDEX3           MARKET FUNDS INDEX4
8/31/99                          $10,000                             $10,000                      $10,000
9/30/99                           10,055                              10,053                       10,039
10/31/99                          10,112                              10,106                       10,080
11/30/99                          10,166                              10,160                       10,122
12/31/99                          10,224                              10,213                       10,167
1/31/2000                         10,279                              10,267                       10,213
2/29/2000                         10,331                              10,321                       10,257
3/31/2000                         10,386                              10,375                       10,304
4/30/2000                         10,441                              10,430                       10,350
5/31/2000                         10,499                              10,485                       10,401
6/30/2000                         10,555                              10,541                       10,452
7/31/2000                         10,613                              10,597                       10,505
8/31/2000                         10,674                              10,653                       10,559
9/30/2000                         10,738                              10,710                       10,612
10/31/2000                        10,799                              10,767                       10,667
11/30/2000                        10,857                              10,825                       10,718
12/31/2000                        10,917                              10,883                       10,772
1/31/2001                         10,978                              10,942                       10,824
2/28/2001                         11,032                              11,001                       10,869
3/31/2001                         11,098                              11,060                       10,914
4/30/2001                         11,154                              11,120                       10,956
5/31/2001                         11,209                              11,179                       10,994
6/30/2001                         11,263                              11,239                       11,028
7/31/2001                         11,319                              11,300                       11,061
8/31/2001                         11,377                              11,360                       11,092
9/30/2001                         11,430                              11,421                       11,120
10/31/2001                        11,484                              11,481                       11,145
11/30/2001                        11,532                              11,542                       11,163
12/31/2001                        11,577                              11,602                       11,180
1/31/2002                         11,621                              11,663                       11,196
2/28/2002                         11,665                              11,724                       11,208
3/31/2002                        $11,711                             $11,785                      $11,222

1 Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. While not fixed at $1.00 per share like a money market fund, the wrapper agreements are likely to cause the net asset value of the Fund to be considerably more stable than a typical high-quality fixed-income fund. A money market fund will generally have a shorter average maturity than the Fund and its yield will tend to more closely track the direction of current market rates than the yield of the Fund. Over the long-term, however, the Sub-Adviser believes the Fund's mix of investments and longer average duration will offset those differences by producing higher returns than a money market fund. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.
2 On January 11, 2002, the PBHG IRA Capital Preservation Fund acquired the assets of the IRA Capital Preservation Portfolio. Prior to the acquisition, the PBHG Class shares of the fund were known as the Institutional Class shares of the IRA Capital Preservation Portfolio. The IRA Capital Preservation Portfolio was a series of the UAM Funds Trust. The IRA Capital Preservation Portfolio was managed by Dwight Asset Management Company, the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the IRA Capital Preservation Portfolio. Data includes performance of the Fund's predecessor, whose inception date was August 31, 1999.
3 The Ryan 5-Year GIC Master Index is an unmanaged index with an arithmetic mean or market rates of $1 million GIC contracts held for five years. The market rates are representative of a diversified, investment grade portfolio of contracts issued by credit worthy insurance companies. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.
4 The Lipper Money Market Funds Index represents the average performance of 30 mutual funds classified by Lipper, Inc. in the Money Market Funds category. The performance figures are based on changes in net asset value of the funds in the category with all capital gain distributions and income dividends reinvested. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.


SECTOR WEIGHTINGS - AT MARCH 31, 2002

[PIE CHART OMITTED]
PLOT POINTS FOLLOWS:

Residential Mortgages-Agency (13)%
Commercial Mortgages (18)%
Residential Mortgages (1)%
Asset-Backed Securities (61)%
Corporate Bonds (7)%

% of Total Portfolio Investments in Long-Term Obligations


TOP TEN HOLDINGS - MARCH 31, 2002

Providian Master Trust, Ser 2000-1, Cl A          4.7%
Federal National Mortgage Association
   30 year Fixed TBA, 7.50%                       3.6%
Northwest Airlines, Ser 2000-1, Cl G              3.6%
Federal National Mortgage Association
   30 year Fixed TBA, 7.00%                       3.6%
Continental Airlines, Ser 2002-1, Cl G2           3.3%
Southern Pacific Secured Asset,
   Ser 1997-3, Cl A5                              2.6%
Provident Auto Lease ABS Trust,
   Ser 1999-1, Cl A3                              2.5%
The Money Store Home Equity Trust,
   Ser 1998-A, Cl AF9                             2.4%
Chase Funding Loan Acquisition Trust,
   Ser 2002-C1, Cl IA3                            2.4%
Long Beach Mortgage Loan Trust,
   Ser 2002-1, Cl 2A4                             2.4%
------------------------------------------------------

% of Total Portfolio Investments in
Long-Term Obligations                            31.1%


                               [LOGO OMITTED] 41

            PBHG FUNDS

PBHG CASH RESERVES FUND
PORTFOLIO MANAGER: John C. Keogh

 PBHG CASH RESERVES FUND PBCXX


Portfolio Profile

OBJECTIVE: Preserve principal value and maintain a high degree of liquidity while providing current income.

INVESTS IN:  Money market securities.

STRATEGY: The Fund's strategy is to be fully invested in a diversified portfolio of short-term, high-quality money market securities.

Performance

    For the fiscal year ended March 31, 2002, PBHG Cash Reserves Fund returned 2.55% compared to the 2.46% return for the Lipper Money Market Funds Average.

Market Discussion

    In recent years, the money markets have been impacted by at least one major economic crisis or concern annually. There was Korea in 1997, Long Term Capital and Russia in 1998, in 1999 it was Y2K and in 2000, it was the bursting of the market bubble. Of course in the most recent year, there was the tragedy of September 11 and a recession, which prompted the Fed act aggressively in cutting interest rates.
    The U.S. ended 2001 officially in recession as fundamentals continued to deteriorate in the wake of the tragic events of September 11. Layoffs accelerated during the fourth quarter of 2001 when, during the period from August to December, job losses exceeded one million workers, nearly 1% of total employment. Companies cut production in response to weakening demand, reigning in excess inventories. Double-digit declines in corporate profits have spelled additional cutbacks in capital spending. In response to this economic weakness, the Federal Reserve aggressively cut interest rates throughout 2001. The Fed's rate reductions, which began on the second business day of 2001, totaled 475 basis points, dropping the target rate from 6.50% to 1.75%. As a percentage, this drop represents a 73% decline in short-term rates. The last time we saw a decline of this magnitude was 1958.
    Two themes dominated the fixed-income markets in the first quarter of 2002. First, economic growth continued to surprise with its strength, indicating to most investors and borrowers that short-term interest rates would not go lower in this interest rate cycle. Most likely, the Fed's next move will be toward higher short-term rates as 2002 passes. Second, the issues of off-balance sheet financing, corporate governance, and impartiality by auditors, rating agencies, and outside directors pressured corporate borrowers to provide greater financial clarity at the risk of seeing their cost of capital rise sharply or, in some cases, losing access to the capital markets. The Federal Open Market Committee
(FOMC) moved to a "neutral bias" during the first quarter after maintaining a yearlong easing campaign, which included 11 short-term interest rate cuts. At the March 19 meeting, the FOMC left short-term interest rates unchanged at 1.75% and signaled the end to their prolonged easing cycle. Evidence of economic recovery continued to mount throughout the latter part of the period. The most convincing signs of a reviving economy included resilience in consumer spending, improving unemployment data and an increasingly favorable inventory cycle.

Portfolio Discussion

    Our outlook is for short-term interest rates to rise over the course of 2002. The timing of the Fed's first move is difficult to predict. In the meantime, the markets will not wait for the Fed and yields on term money market instruments will continue to rise.
    The shift to deficit spending by the Federal government and the simultaneous move to borrowing with short-term maturities rather than long-term maturities will play a significant role in pressuring market yields higher, particularly for Treasuries. We do not expect commercial paper issuance to rise in a meaningful way, as many companies have extended their debt maturities in the recent low yield environment. These two factors will probably result in reduced yield spreads between Treasuries and other money market sectors in the next twelve months.
    Along with the economy, credit trends are likely to improve in coming months as corporations experience the economic rebound that the consumer has already enjoyed.
    This environment is usually a difficult one for fixed-income investors, as a short maturity/duration bias should pay high relative long-term returns. We agree in principal but recognize that the markets are likely to overreact, providing opportunities to buy longer maturity instruments at yields that reflect an overly aggressive view of future Fed rate increases. As always, we will seek to purchase investments that offer maximum credit safety while maintaining shareholder liquidity.
    We look forward to the new fiscal period and to serving the PBHG Cash Reserves Fund's shareholders for another year.

                                [LOGO OMITTED] 42

                                                                      PBHG FUNDS

                                                         PBHG CASH RESERVES FUND

                                                   PBHG CASH RESERVES FUND PBCXX





                                                  AVERAGE ANNUAL TOTAL RETURN1
                                                        AS OF MARCH 31, 2002

                                             One   Annualized  Annualized  Annualized
                                            Year     3 Year      5 Year    Inception
                                           Return    Return      Return     to Date3
------------------------------------------------------------------------------------------------
  PBHG Cash Reserves Fund                   2.55%    4.44%       4.66%      4.77%
------------------------------------------------------------------------------------------------





                COMPARISON OF TOTAL RETURN, AS OF MARCH 31, 2002
                        FOR THE PBHG CASH RESERVES FUND,
                 VERSUS THE LIPPER MONEY MARKET FUNDS AVERAGE1

                              [BAR CHART OMITTED]
                              PLOT POINTS FOLLOWS:

               LIPPER MONEY MARKET FUNDS AVERAGE(2)      PBHG CASH RESERVES FUND
1 YEAR                        2.55%                               2.46%

1 Performance is historical, reflects the reinvestment of all distributions and not indicative of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An investment in the PBHG Cash Reserves Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.
2 The Lipper Money Market Funds Average represents the average performance of
  390 mutual funds classified by Lipper, Inc. in the Money Market category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. The Average is not intended to imply the Funds past or future performance.
3 The PBHG Cash Reserves Fund commenced operations on April 5, 1995.

SECTOR WEIGHTINGS - AT MARCH 31, 2002

[PIE CHART OMITTED]
PLOT POINTS FOLLOWS:

CERTIFICATES OF DEPOSIT       6%
COMMERCIAL PAPER             51%
GOVERNMENT BOND              25%
CASH                         18%

% of Total Portfolio Investments


                               [LOGO OMITTED] 43

            PBHG FUNDS

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF PBHG FUNDS:

In our opinion, the accompanying statements of net assets for the PBHG Core Growth Fund, PBHG Growth Fund, PBHG Large Cap 20 Fund, PBHG Large Cap Growth Fund, PBHG Limited Fund, PBHG New Opportunities Fund, PBHG Clipper Focus Fund (formerly UAM Clipper Focus Portfolio), PBHG Mid-Cap Value Fund, PBHG Small Cap Value Fund, PBHG Special Equity Fund (formerly UAM NWQ Special Equity Portfolio), PBHG Disciplined Equity Fund (formerly UAM Analytic Enhanced Equity
Fund), PBHG Global Technology & Communications Fund, PBHG REIT Fund, PBHG Strategic Small Company Fund, PBHG Technology & Communications Fund, PBHG Cash Reserves Fund and the statements of assets and liabilities, including the schedules of investments of the PBHG Emerging Growth Fund, PBHG Select Equity Fund, PBHG Focused Value Fund, PBHG Large Cap Value Fund and PBHG IRA Capital Preservation Fund (formerly UAM IRA Capital Preservation Portfolio) (constituting PBHG Funds hereafter referred to as the "Fund"), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects the financial position of each of the funds at March 31, 2002, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2002 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
May 13, 2002

                                [LOGO OMITTED] 44

     PBHG FUNDS

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                                            As of March 31, 2002

                                                     PBHG CORE GROWTH FUND PBCRX


                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 95.0%
BASIC MATERIALS -- 1.0%
CHEMICALS-SPECIALTY -- 1.0%
OM Group                                7,600        $    550
                                                     --------
                                                          550
                                                     --------
TOTAL BASIC MATERIALS (COST $487)                         550
                                                     --------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 19.0%
ENTERTAINMENT SOFTWARE -- 1.1%
Electronic Arts*                        9,900             602
                                                     --------
                                                          602
--------------------------------------------------------------------------------
MOTORCYCLE/MOTOR SCOOTER -- 2.5%
Harley-Davidson                        24,400           1,345
                                                     --------
                                                        1,345
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 0.7%
Ross Stores                            10,100             382
                                                     --------
                                                          382
--------------------------------------------------------------------------------
RETAIL-ARTS & CRAFTS -- 0.7%
Michaels Stores*                        9,200             348
--------------------------------------------------------------------------------
                                                          348
--------------------------------------------------------------------------------
RETAIL-AUTO PARTS -- 0.7%
O'Reilly Automotive*                   12,100             382
                                                     --------
                                                          382
--------------------------------------------------------------------------------
RETAIL-BEDDING -- 1.7%
Bed Bath & Beyond*                     26,600             898
                                                     --------
                                                          898
--------------------------------------------------------------------------------
RETAIL-BUILDING PRODUCTS -- 3.0%
Home Depot                             33,400           1,623
                                                     --------
                                                        1,623
--------------------------------------------------------------------------------
RETAIL-COMPUTER EQUIPMENT -- 1.1%
CDW Computer Centers*                  11,100             559
                                                     --------
                                                          559
--------------------------------------------------------------------------------
RETAIL-DISCOUNT -- 3.5%
Dollar Tree Stores*                    10,600             348
Family Dollar Stores                   11,300             379
Wal-Mart Stores                        18,900           1,158
                                                     --------
                                                        1,885
--------------------------------------------------------------------------------
RETAIL-MAIL ORDER -- 0.3%
Williams-Sonoma*                        3,300             152
                                                     --------
                                                          152
--------------------------------------------------------------------------------

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 3.7%
California Pizza Kitchen*              12,000        $    300
Cheesecake Factory*                    13,700             505
Darden Restaurants                      8,300             337
Sonic*                                 10,800             278
Starbucks*                             24,700             571
                                                     --------
                                                        1,991
                                                     --------
TOTAL CONSUMER CYCLICAL (COST $9,697)                  10,167
                                                     --------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 3.8%
BREWERY -- 2.8%
Anheuser-Busch                         29,100           1,519
                                                     --------
                                                        1,519
                                                     --------
--------------------------------------------------------------------------------
FOOD-RETAIL -- 1.0%
Whole Foods Market*                    11,500             525
                                                     --------
                                                          525
                                                     --------
TOTAL CONSUMER NON-CYCLICAL (COST $1,948)               2,044
                                                     --------
--------------------------------------------------------------------------------
FINANCIAL -- 2.2%
COMMERCIAL BANKS-WESTERN US -- 0.7%
Greater Bay Bancorp                    11,500             392
                                                     --------
                                                          392
--------------------------------------------------------------------------------
S&L/THRIFTS-EASTERN US -- 1.5%
Independence Community Bank            14,200             400
New York Community Bancorp             14,300             395
                                                     --------
                                                          795
                                                     --------
TOTAL FINANCIAL (COST $1,174)                           1,187
                                                     --------
--------------------------------------------------------------------------------
HEALTH CARE -- 24.9%
DIAGNOSTIC EQUIPMENT -- 1.2%
Cytyc*                                 24,100             649
                                                     --------
                                                          649
--------------------------------------------------------------------------------
MEDICAL LABS & TESTING SERVICES -- 2.0%
Laboratory Corporation of America*     11,400           1,093
                                                     --------
                                                        1,093
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 4.8%
Johnson & Johnson                      20,600           1,338
Varian Medical Systems*                29,400           1,202
                                                     --------
                                                        2,540
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 4.2%
Amgen*                                 15,300             913
Idec Pharmaceuticals*                  15,300             984
Integra LifeSciences*                  12,300             346
                                                     --------
                                                        2,243
--------------------------------------------------------------------------------

                                [LOGO OMITTED] 45

            PBHG FUNDS

STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2002

 PBHG CORE GROWTH FUND PBCRX


                                                      Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 5.1%
Forest Laboratories*                   14,400        $  1,176
Pfizer                                 38,300           1,522
                                                     --------
                                                        2,698
--------------------------------------------------------------------------------
MEDICAL-HMO -- 3.4%
UnitedHealth Group                     14,200           1,085
Wellpoint Health Networks*             11,400             726
                                                     --------
                                                        1,811
--------------------------------------------------------------------------------
PHARMACY SERVICES -- 4.2%
Accredo Health*                        10,800             619
AdvancePCS*                            25,400             764
Express Scripts, Cl A*                 15,300             881
                                                     --------
                                                        2,264
                                                     --------
TOTAL HEALTH CARE (COST $11,526)                       13,298
                                                     --------
--------------------------------------------------------------------------------
INDUSTRIAL -- 3.3%
AEROSPACE/DEFENSE-EQUIPMENT -- 1.2%
Alliant Techsystems*                    6,300             642
                                                     --------
                                                          642
--------------------------------------------------------------------------------
ELECTRONICS-MILITARY -- 1.7%
L-3 Communications*                     8,300             930
                                                     --------
                                                          930
--------------------------------------------------------------------------------
INSTRUMENTS-SCIENTIFIC -- 0.4%
Varian*                                 5,400             205
                                                     --------
                                                          205
                                                     --------
TOTAL INDUSTRIAL (COST $1,355)                          1,777
                                                     --------
--------------------------------------------------------------------------------
SERVICES -- 15.8%
ADVERTISING AGENCIES -- 3.0%
Omnicom Group                          16,800           1,586
                                                     --------
                                                        1,586
--------------------------------------------------------------------------------
COMMERCIAL SERVICES-FINANCE -- 2.3%
Concord EFS*                           37,200           1,237
                                                     --------
                                                        1,237
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 2.2%
BISYS Group*                           33,400           1,177
                                                     --------
                                                        1,177
--------------------------------------------------------------------------------
CONSULTING SERVICES -- 1.3%
Corporate Executive Board*             19,000             713
                                                     --------
                                                          713
-------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
RESEARCH & DEVELOPMENT -- 1.4%
Pharmaceutical Product Development*    21,100        $    735
                                                     --------
                                                          735
--------------------------------------------------------------------------------
SCHOOLS -- 5.6%
Apollo Group, Cl A*                    27,600           1,478
Career Education*                      17,400             689
Corinthian Colleges*                   16,000             809
                                                     --------
                                                        2,976
                                                     --------
TOTAL SERVICES (COST $6,832)                            8,424
                                                     --------
--------------------------------------------------------------------------------
TECHNOLOGY -- 25.0%
APPLICATIONS SOFTWARE -- 2.6%
Mercury Interactive*                    6,300             237
Siebel Systems*                        35,200           1,148
                                                     --------
                                                        1,385
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 2.3%
Choicepoint*                           12,400             714
Documentum*                            20,100             512
                                                     --------
                                                        1,226
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 10.1%
Broadcom, Cl A*                        20,600             739
Intersil*                              28,700             814
Microchip Technology*                  23,400             979
QLogic*                                14,700             728
Semtech*                               26,400             964
Texas Instruments                      35,500           1,175
                                                     --------
                                                        5,399
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 1.0%
JDA Software Group*                    17,500             558
                                                     --------
                                                          558
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 7.7%
Applied Materials*                     30,800           1,671
KLA-Tencor*                             8,100             539
Kulicke & Soffa Industries*            25,600             533
Lam Research*                          20,200             592
Novellus Systems*                      14,700             796
                                                     --------
                                                        4,131
--------------------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 1.3%
Utstarcom*                             26,500             695
                                                     --------
                                                          695
                                                     --------
TOTAL TECHNOLOGY (COST $11,592)                        13,394
                                                     --------
TOTAL COMMON STOCK (COST $44,611)                      50,841
                                                     --------
--------------------------------------------------------------------------------

                               [LOGO OMITTED] 46

     PBHG FUNDS

                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2002

                                                     PBHG CORE GROWTH FUND PBCRX


                                     Face             Market
Description                       Amount (000)       Value (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.6%
JP Morgan Chase
   1.85%, dated 03/28/02, matures
   04/01/02, repurchase price $1,906,319
   (collateralized by U.S. Government
   Obligations: total market
   value $1,944,088)(A)                $1,906        $  1,906
                                                     --------
TOTAL REPURCHASE AGREEMENT (COST $1,906)                1,906
                                                     --------
TOTAL INVESTMENTS-- 98.6% (COST $46,517)               52,747
                                                     --------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 1.4%
Receivable for Investment Securities Sold               2,283
Payable for Investment Securities Purchased            (1,407)
Other Assets and Liabilities, Net                        (109)
                                                     --------
TOTAL OTHER ASSETS AND LIABILITIES, NET                   767
                                                     --------
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of PBHG Class ($0.001 par value)
   based on 5,272,012 outstanding shares
   of common stock                                    117,843
Accumulated net realized loss on investments          (70,559)
Unrealized appreciation on investments                  6,230
                                                     --------
TOTAL NET ASSETS-- 100.0%                            $ 53,514
                                                     ========

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE-- PBHG CLASS                         $10.15
                                                       ======

* Non-income producing security.
(A)-- Tri-party repurchase agreement
 Cl-- Class


The accompanying notes are an integral part of the financial statements.

                                [LOGO OMITTED] 47

            PBHG FUNDS

SCHEDULE OF INVESTMENTS
-----------------------
As of March 31, 2002

 PBHG EMERGING GROWTH FUND PBEGX


                                                      Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 94.3%
CONSUMER CYCLICAL -- 11.0%
APPAREL MANUFACTURERS -- 1.3%
Coach*                                100,700        $  5,107
                                                     --------
                                                        5,107
--------------------------------------------------------------------------------
AUDIO/VIDEO PRODUCTS -- 1.3%
Polycom*                              211,500           5,203
                                                     --------
                                                        5,203
--------------------------------------------------------------------------------
ENTERTAINMENT SOFTWARE -- 1.8%
Activision*                           245,700           7,329
                                                     --------
                                                        7,329
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 1.5%
AnnTaylor Stores*                     143,400           6,198
                                                     --------
                                                        6,198
--------------------------------------------------------------------------------
RETAIL-COMPUTER EQUIPMENT -- 1.6%
Electronics Boutique*                 184,700           6,378
                                                     --------
                                                        6,378
--------------------------------------------------------------------------------
RETAIL-CONSUMER ELECTRONICS -- 0.8%
Tweeter Home Entertainment Group*     174,500           3,411
                                                     --------
                                                        3,411
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 1.3%
Krispy Kreme Doughnuts*               130,800           5,343
                                                     --------
                                                        5,343
--------------------------------------------------------------------------------
RETAIL-VARIETY STORE -- 1.4%
99 Cents Only Stores*                 151,550           5,810
--------------------------------------------------------------------------------
                                                        5,810
                                                     --------
TOTAL CONSUMER CYCLICAL (COST $33,068)                 44,779
                                                     --------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 1.5%
FOOD-RETAIL -- 1.5%
Whole Foods Market*                   138,600           6,333
                                                     --------
                                                        6,333
                                                     --------
TOTAL CONSUMER NON-CYCLICAL (COST $3,322)               6,333
                                                     --------
--------------------------------------------------------------------------------
HEALTH CARE -- 12.6%
DIAGNOSTIC EQUIPMENT -- 1.9%
Cytyc*                                290,300           7,815
                                                     --------
                                                        7,815
--------------------------------------------------------------------------------
MEDICAL LABS & TESTING SERVICES -- 1.3%
Impath*                               126,500           5,192
                                                     --------
                                                        5,192
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 3.4%
Charles River Laboratories International*105,300        3,264
Martek Biosciences*                   189,200           5,956
Myriad Genetics*                      144,200           4,832
                                                     --------
                                                       14,052
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 2.2%
Medicis Pharmaceutical, Cl A*         162,350        $  9,010
                                                     --------
                                                        9,010
--------------------------------------------------------------------------------
OPTICAL SUPPLIES -- 1.0%
Oakley*                               231,800           4,149
                                                     --------
                                                        4,149
--------------------------------------------------------------------------------
PHARMACY SERVICES -- 1.6%
Accredo Health*                       115,100           6,592
                                                     --------
                                                        6,592
--------------------------------------------------------------------------------
RESPIRATORY PRODUCTS -- 1.2%
Resmed*                               117,200           4,703
                                                     --------
                                                        4,703
                                                     --------
TOTAL HEALTH CARE (COST $42,378)                       51,513
                                                     --------
--------------------------------------------------------------------------------
INDUSTRIAL -- 5.1%
INSTRUMENTS-CONTROLS -- 2.6%
Photon Dynamics*                      205,700          10,468
                                                     --------
                                                       10,468
--------------------------------------------------------------------------------
LASERS-SYSTEMS/COMPONENTS -- 2.5%
Cymer*                                206,300          10,245
                                                     --------
                                                       10,245
                                                     --------
TOTAL INDUSTRIAL (COST $16,578)                        20,713
                                                     --------
--------------------------------------------------------------------------------
SERVICES -- 15.8%
ADVERTISING SERVICES -- 2.0%
Getty Images*                         269,200           8,065
                                                     --------
                                                        8,065
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 4.4%
Factset Research Systems              262,300          10,584
Manhattan Associates*                 190,000           7,239
                                                     --------
                                                       17,823
--------------------------------------------------------------------------------
CONSULTING SERVICES -- 2.7%
Corporate Executive Board*            296,600          11,126
                                                     --------
                                                       11,126
--------------------------------------------------------------------------------
HUMAN RESOURCES -- 1.0%
Exult*                                377,400           4,117
                                                     --------
                                                        4,117
--------------------------------------------------------------------------------
RESEARCH & DEVELOPMENT -- 2.3%
Pharmaceutical Product Development*   273,900           9,545
                                                     --------
                                                        9,545
--------------------------------------------------------------------------------
SCHOOLS -- 3.4%
Career Education*                     171,200           6,780
Corinthian Colleges*                  143,500           7,254
                                                     --------
                                                       14,034
                                                     --------
TOTAL SERVICES (COST $47,852)                          64,710
                                                     --------
--------------------------------------------------------------------------------

                                [LOGO OMITTED] 48

     PBHG FUNDS

                                                         SCHEDULE OF INVESTMENTS
                                                         -----------------------
                                                            As of March 31, 2002

                                                 PBHG EMERGING GROWTH FUND PBEGX


                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
TECHNOLOGY -- 48.3%
APPLICATIONS SOFTWARE -- 1.5%
Quest Software*                       409,700        $  6,191
                                                     --------
                                                        6,191
--------------------------------------------------------------------------------
B2B/E-COMMERCE -- 3.2%
Agile Software*                       516,000           6,243
webMethods*                           394,700           6,801
                                                     --------
                                                       13,044
--------------------------------------------------------------------------------
COMPUTER DATA SECURITY -- 1.5%
Netscreen Technologies*               370,500           6,169
                                                     --------
                                                        6,169
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 1.4%
Documentum*                           228,700           5,820
                                                     --------
                                                        5,820
--------------------------------------------------------------------------------
DECISION SUPPORT SOFTWARE -- 3.0%
Precise Software Solutions*           525,300          12,234
                                                     --------
                                                       12,234
--------------------------------------------------------------------------------
E-MARKETING/INFORMATION -- 0.7%
E.piphany*                            394,800           2,985
                                                     --------
                                                        2,985
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 4.7%
ChipPAC*                              840,500           8,254
Semtech*                              157,700           5,756
Silicon Laboratories*                 147,300           5,204
                                                     --------
                                                       19,214
--------------------------------------------------------------------------------
ELECTRONIC DESIGN AUTOMATION -- 0.9%
Nassda*                               249,400           3,791
                                                     --------
                                                        3,791
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 3.3%
Business Objects ADR*                 207,600           9,126
Retek*                                159,400           4,184
                                                     --------
                                                       13,310
--------------------------------------------------------------------------------
INTERNET INFRASTRUCTURE EQUIPMENT -- 0.8%
Centillium Communications*            262,900           3,181
                                                     --------
                                                        3,181
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 3.2%
Emulex*                               272,300           8,967
Extreme Networks*                     390,700           4,063
                                                     --------
                                                       13,030
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS-- 7.0%
Elantec Semiconductor*                119,500           5,111
GlobespanVirata*                      438,000           6,535
Integrated Circuit Systems*           153,600           3,133
Marvell Technology Group*             315,500          13,819
                                                     --------
                                                       28,598
--------------------------------------------------------------------------------

                                     Shares/Face       Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 8.9%
ATMI*                                 134,200        $  4,221
Entegris*                             252,300           4,075
Kulicke & Soffa Industries*           280,200           5,831
LTX*                                  290,400           7,896
Photronics*                           186,700           6,297
Varian Semiconductor
   Equipment Associates*              179,800           8,091
                                                     --------
                                                       36,411
--------------------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 1.2%
Anaren Microwave*                     338,400           4,917
                                                     --------
                                                        4,917
--------------------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT-FIBER OPTICS-- 3.1%
Finisar*                            1,033,100           7,955
Harmonic*                             396,700           4,602
                                                     --------
                                                       12,557
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 3.9%
Powerwave Technologies*               488,400           6,285
RF Micro Devices*                     525,800           9,412
                                                     --------
                                                       15,697
                                                     ---------
TOTAL TECHNOLOGY (COST $183,633)                      197,149
                                                     --------
TOTAL COMMON STOCK (COST $326,831)                    385,197
                                                     --------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 3.5%
JP Morgan Chase
   1.85%, dated 03/28/02, matures
   04/01/02, repurchase price $2,354,534
   (collateralized by U.S. Government
   Obligations: total market
   value $2,401,633)(A)                $  2,354         2,354
UBS Warburg LLC
   1.85%, dated 03/28/02, matures
   04/01/02, repurchase price $11,730,078
   (collateralized by U.S. Government
   Agency Obligations: total market
   value $11,963,962)(A)                 11,728        11,728
                                                     --------
TOTAL REPURCHASE AGREEMENTS (COST $14,082)             14,082
                                                     --------
TOTAL INVESTMENTS-- 97.8% (COST $340,913)            $399,279
                                                     ========

Percentages are based on Net Assets of $408,160,626
* Non-income producing security.
(A) -- Tri-party repurchase agreement
ADR -- American Depositary Receipt
Cl -- Class LLC -- Limited Liability Company

The accompanying notes are an integral part of the financial statements.

                                [LOGO OMITTED] 49

            PBHG FUNDS

STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2002

 PBHG GROWTH FUND PBHGX


                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 93.1%
BASIC MATERIALS -- 0.9%
CHEMICALS-SPECIALTY -- 0.9%
OM Group                              237,500        $ 17,171
                                                     --------
                                                       17,171
                                                     --------
TOTAL BASIC MATERIALS (COST $14,900)                   17,171
                                                     --------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 14.9%
ENTERTAINMENT SOFTWARE -- 3.0%
Activision*                           413,900          12,347
Electronic Arts*                      666,500          40,523
THQ*                                  118,900           5,838
                                                     --------
                                                       58,708
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 0.8%
Ross Stores                           426,600          16,138
                                                     --------
                                                       16,138
--------------------------------------------------------------------------------
RETAIL-ARTS & CRAFTS -- 0.8%
Michaels Stores*                      396,700          14,995
                                                     --------
                                                       14,995
--------------------------------------------------------------------------------
RETAIL-AUTO PARTS -- 0.8%
O'Reilly Automotive*                  528,800          16,694
                                                     --------
                                                       16,694
--------------------------------------------------------------------------------
RETAIL-AUTOMOBILE -- 0.7%
Copart*                               820,000          14,711
                                                     --------
                                                       14,711
--------------------------------------------------------------------------------
RETAIL-BEDDING -- 1.7%
Bed Bath & Beyond*                    977,600          32,994
                                                     --------
                                                       32,994
--------------------------------------------------------------------------------
RETAIL-COMPUTER EQUIPMENT -- 1.1%
CDW Computer Centers*                 430,000          21,646
                                                     --------
                                                       21,646
--------------------------------------------------------------------------------
RETAIL-DISCOUNT -- 1.8%
Dollar Tree Stores*                   537,000          17,619
Family Dollar Stores                  546,900          18,327
                                                     --------
                                                       35,946
--------------------------------------------------------------------------------
RETAIL-MAIL ORDER -- 0.6%
Williams-Sonoma*                      257,400          11,838
                                                     --------
                                                       11,838
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 3.6%
Cheesecake Factory*                   783,100          28,896
Darden Restaurants                    405,400          16,455
Starbucks*                          1,067,600          24,694
                                                     --------
                                                       70,045
                                                     --------
TOTAL CONSUMER CYCLICAL (COST $274,912)               293,715
                                                     --------
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 1.0%
FOOD-RETAIL -- 1.0%
Whole Foods Market*                   449,900        $ 20,556
                                                     --------
                                                       20,556
                                                     --------
TOTAL CONSUMER NON-CYCLICAL (COST $19,464)             20,556
                                                     --------
--------------------------------------------------------------------------------
ENERGY -- 6.4%
OIL & GAS DRILLING -- 3.1%
Ensco International                   554,000          16,698
GlobalSantaFe                         372,000          12,164
Nabors Industries*                    403,600          17,052
Noble Drilling*                       353,500          14,631
                                                     --------
                                                       60,545
--------------------------------------------------------------------------------
OIL COMPANIES-EXPLORATION & PRODUCTION-- 0.5%
Noble Affiliates                      257,000          10,038
                                                     --------
                                                       10,038
--------------------------------------------------------------------------------
OIL FIELD MACHINERY & EQUIPMENT -- 1.3%
National-Oilwell*                     467,700          11,847
Smith International*                  205,900          13,950
                                                     --------
                                                       25,797
--------------------------------------------------------------------------------
OIL-FIELD SERVICES -- 1.5%
BJ Services*                          396,000          13,650
Weatherford International*            328,800          15,661
--------------------------------------------------------------------------------
                                                       29,311
                                                     --------
TOTAL ENERGY (COST $104,529)                          125,691
                                                     --------
--------------------------------------------------------------------------------
FINANCIAL -- 3.6%
COMMERCIAL BANKS-EASTERN US -- 0.6%
Commerce Bancorp                      255,700          11,481
                                                     --------
                                                       11,481
--------------------------------------------------------------------------------
COMMERCIAL BANKS-WESTERN US -- 0.6%
Greater Bay Bancorp                   376,200          12,836
                                                     --------
                                                       12,836
--------------------------------------------------------------------------------
FIDUCIARY BANKS -- 1.2%
Investors Financial Services          313,400          23,834
                                                     --------
                                                       23,834
--------------------------------------------------------------------------------
S&L/THRIFTS-EASTERN US -- 1.2%
Independence Community Bank           387,200          10,892
New York Community Bancorp            439,700          12,158
                                                     --------
                                                       23,050
                                                     --------
TOTAL FINANCIAL (COST $69,250)                         71,201
                                                     --------
--------------------------------------------------------------------------------
HEALTH CARE -- 20.4%
DIAGNOSTIC EQUIPMENT -- 1.9%
Cytyc*                              1,368,300          36,835
                                                     --------
                                                       36,835
--------------------------------------------------------------------------------

                                [LOGO OMITTED] 50

                                                                      PBHG FUNDS

                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2002

                                                          PBHG GROWTH FUND PBHGX


                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 1.0%
Biomet                                413,600        $ 11,192
Techne*                               282,400           7,786
                                                     --------
                                                        18,978
--------------------------------------------------------------------------------
MEDICAL LABS & TESTING SERVICES -- 2.3%
Laboratory Corporation of America*    483,400          46,339
                                                     --------
                                                       46,339
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 2.6%
Varian Medical Systems*             1,232,900          50,425
                                                     --------
                                                       50,425
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 1.6%
King Pharmaceuticals*                 576,490          20,183
Medicis Pharmaceutical, Cl A*         213,500          11,849
                                                     --------
                                                       32,032
--------------------------------------------------------------------------------
MEDICAL-HMO -- 2.9%
Trigon Healthcare*                    336,700          24,855
Wellpoint Health Networks*            519,800          33,096
                                                     --------
                                                       57,951
--------------------------------------------------------------------------------
MEDICAL-HOSPITALS -- 2.1%
Community Health Systems*             747,400          16,525
LifePoint Hospitals*                  685,000          25,318
                                                     --------
                                                       41,843
--------------------------------------------------------------------------------
PHARMACY SERVICES -- 4.9%
Accredo Health*                       399,000          22,851
AdvancePCS*                         1,155,500          34,769
Express Scripts, Cl A*                670,700          38,625
                                                     --------
                                                       96,245
--------------------------------------------------------------------------------
PHYSICAL PRACTICE MANAGEMENT -- 1.1%
Pediatrix Medical Group*              546,500          22,275
                                                     --------
                                                       22,275
                                                     --------
TOTAL HEALTH CARE (COST $304,486)                     402,923
                                                     --------
--------------------------------------------------------------------------------
INDUSTRIAL -- 5.1%
AEROSPACE/DEFENSE-EQUIPMENT -- 2.1%
Alliant Techsystems*                  398,000          40,592
                                                     --------
                                                       40,592
--------------------------------------------------------------------------------
ELECTRONICS-MILITARY -- 1.7%
L-3 Communications*                   302,300          33,858
                                                     --------
                                                       33,858
--------------------------------------------------------------------------------
INSTRUMENTS-CONTROLS -- 0.8%
Mettler Toledo International*         350,000          15,841
                                                     --------
                                                       15,841
--------------------------------------------------------------------------------
INSTRUMENTS-SCIENTIFIC -- 0.5%
Varian*                               272,800          10,350
                                                     --------
                                                       10,350
                                                     --------
TOTAL INDUSTRIAL (COST $79,372)                       100,641
                                                     --------
--------------------------------------------------------------------------------

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
SERVICES -- 13.9%
COMPUTER SERVICES -- 3.8%
Affiliated Computer Services*         185,000        $ 10,384
BISYS Group*                        1,370,400          48,306
CACI International*                   489,000          17,169
                                                     --------
                                                       75,859
--------------------------------------------------------------------------------
CONSULTING SERVICES -- 1.5%
Corporate Executive Board*            803,900          30,155
                                                     --------
                                                       30,155
--------------------------------------------------------------------------------
RESEARCH & DEVELOPMENT -- 2.1%
Pharmaceutical Product Development* 1,156,500          40,304
                                                     --------
                                                       40,304
--------------------------------------------------------------------------------
SCHOOLS -- 6.5%
Apollo Group, Cl A*                 1,006,000          53,871
Career Education*                     933,100          36,951
Corinthian Colleges*                  750,500          37,938
                                                     --------
                                                      128,760
                                                     --------
TOTAL SERVICES (COST $217,758)                        275,078
                                                     --------
--------------------------------------------------------------------------------
TECHNOLOGY -- 26.9%
APPLICATIONS SOFTWARE -- 1.5%
JD Edwards*                           368,900           6,655
Mercury Interactive*                  359,600          13,539
Quest Software*                       583,200           8,812
                                                     --------
                                                       29,006
--------------------------------------------------------------------------------
CELLULAR TELECOMMUNICATIONS -- 0.4%
Triton PCS Holdings, Cl A*            810,000           8,254
                                                     --------
                                                        8,254
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 0.5%
Brocade Communications Systems*       350,000           9,450
                                                     --------
                                                        9,450
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 0.2%
Network Appliance*                    206,300           4,204
                                                     --------
                                                        4,204
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 2.4%
Choicepoint*                          456,600          26,300
Documentum*                           858,600          21,852
                                                     --------
                                                       48,152
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 9.6%
ATI Technologies*                     866,000          11,604
Broadcom, Cl A*                       659,400          23,672
Intersil*                           1,169,500          33,155
Microchip Technology*               1,342,667          56,164
QLogic*                               542,700          26,875
Semtech*                            1,048,600          38,274
                                                     --------
                                                      189,744
--------------------------------------------------------------------------------

                                [LOGO OMITTED] 51

            PBHG FUNDS

STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2002

 PBHG GROWTH FUND PBHGX


                                    Shares/Face        Market
Description                        Amount (000)      Value (000)
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 1.9%
Advent Software*                      235,000      $   13,903
Retek*                                897,000          23,546
                                                   ----------
                                                       37,449
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 0.3%
Emulex*                               200,000           6,586
                                                   ----------
                                                        6,586
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS-- 2.1%
GlobespanVirata*                      325,000           4,849
Marvell Technology Group*             857,500          37,559
                                                   ----------
                                                       42,408
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 5.0%
Kulicke & Soffa Industries*           963,200          20,044
Lam Research*                         800,000          23,456
Novellus Systems*                     582,200          31,520
Teradyne*                             593,300          23,394
                                                   ----------
                                                       98,414
--------------------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 2.3%
Advanced Fibre Communication*         993,700          19,069
UTStarcom*                          1,027,300          26,946
                                                   ----------
                                                       46,015
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 0.7%
Powerwave Technologies*               139,000           1,789
RF Micro Devices*                     625,000          11,187
                                                   ----------
                                                       12,976
                                                   ----------
TOTAL TECHNOLOGY (COST $476,068)                      532,658
                                                   ----------
TOTAL COMMON STOCK (COST $1,560,739)                1,839,634
                                                   ----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 10.0%
Barclays
   1.85%, dated 03/28/02, matures
   04/01/02, repurchase price $34,212,270
   (collateralized by U.S. Government
   Obligations: total market
   value $34,889,378)(A)              $34,205          34,205
Greenwich Capital
   1.85%, dated 03/28/02, matures
   04/01/02, repurchase price $39,005,047
   (collteralized by U.S. Government
   Obligations: total market
   value $39,780,031)(A)               38,997          38,997
JP Morgan Chase
   1.85%, dated 03/28/02, matures
   04/01/02, repurchase price $77,379,212
   (collteralized by U.S. Government
   Obligations: total market
   value $78,917,417)(A)               77,364          77,364
--------------------------------------------------------------------------------

                                      Face             Market
Description                       Amount (000)       Value (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- CONTINUED
UBS Warburg LLC
   1.85%, dated 03/28/02, matures
   04/01/02, repurchase price $46,599,575
   (collateralized by U.S. Government
   Obligations: total market
   value $47,524,247)(A)              $46,590      $   46,590
                                                   ----------
TOTAL REPURCHASE AGREEMENTS (COST $197,156)           197,156
                                                   ----------
TOTAL INVESTMENTS-- 103.1% (COST $1,757,895)        2,036,790
                                                   ----------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (3.1)%
Receivable for Investment Securities Sold              44,062
Payable for Investment Securities Purchased          (103,361)
Other Assets and Liabilities, Net                      (1,810)
                                                   ----------
TOTAL OTHER ASSETS AND LIABILITIES, NET               (61,109)
                                                   ----------
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of PBHG Class ($0.001 par value)
   based on 101,664,633 outstanding shares
   of common stock                                  3,071,578
Fund Shares of Advisor Class ($0.001 par value)
   based on 2,693,291 outstanding shares
   of common stock                                     88,799
Accumulated net realized loss on investments       (1,463,591)
Unrealized appreciation on investments                278,895
                                                   ----------
TOTAL NET ASSETS-- 100.0%                          $1,975,681
                                                   ----------

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE-- PBHG CLASS                         $18.94
                                                       ======

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE-- ADVISOR CLASS                      $18.66
                                                       ======

* Non-income producing security.
(A) -- Tri-party repurchase agreement
Cl -- Class
LLC -- Limited Liability Company


The accompanying notes are an integral part of the financial statements.

                                [LOGO OMITTED] 52

                                                                      PBHG FUNDS

                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2002

                                                    PBHG LARGE CAP 20 FUND PLCPX


                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 90.8%
CONSUMER CYCLICAL -- 10.7%
RETAIL-BUILDING PRODUCTS -- 6.5%
Home Depot                            443,300      $   21,549
                                                   ----------
                                                      21,549
--------------------------------------------------------------------------------
RETAIL-DISCOUNT -- 4.2%
Wal-Mart Stores                       227,800          13,962
                                                   ----------
                                                       13,962
                                                   ----------
TOTAL CONSUMER CYCLICAL (COST $33,445)                 35,511
                                                   ----------
--------------------------------------------------------------------------------
FINANCIAL -- 7.8%
FINANCE-MORTGAGE LOAN/BANKER -- 6.0%
Freddie Mac                           315,500          19,993
                                                   ----------
                                                       19,993
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 1.8%
American International Group           84,400           6,089
                                                   ----------
                                                        6,089
                                                   ----------
TOTAL FINANCIAL (COST $26,591)                         26,082
                                                   ----------
--------------------------------------------------------------------------------
HEALTH CARE -- 43.5%
MEDICAL LABS & TESTING SERVICES -- 7.3%
Laboratory Corporation of America*    224,200          21,492
Quest Diagnostics*                     33,900           2,809
                                                   ----------
                                                       24,301
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 6.0%
Johnson & Johnson                     307,100          19,946
                                                   ----------
                                                       19,946
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 8.1%
Amgen*                                268,020          15,995
Idec Pharmaceuticals*                 170,400          10,957
                                                   ----------
                                                       26,952
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 15.6%
Abbott Laboratories                   269,600          14,181
Forest Laboratories*                  182,300          14,894
Pfizer                                576,000          22,890
                                                   ----------
                                                       51,965
--------------------------------------------------------------------------------
MEDICAL-HMO -- 6.5%
UnitedHealth Group                    284,300          21,726
                                                   ----------
                                                       21,726
                                                   ----------
TOTAL HEALTH CARE (COST $140,454)                     144,890
                                                   ----------
--------------------------------------------------------------------------------

                                     Shares/Face       Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
INDUSTRIAL -- 0.9%
AEROSPACE/DEFENSE -- 0.9%
Lockheed Martin                        50,800      $    2,925
                                                   ----------
                                                        2,925
--------------------------------------------------------------------------------
TOTAL INDUSTRIAL (COST $3,032)                          2,925
                                                   ----------
--------------------------------------------------------------------------------
SERVICES -- 11.6%
ADVERTISING AGENCIES -- 4.2%
Omnicom Group                         147,800          13,952
                                                   ----------
                                                       13,952
--------------------------------------------------------------------------------
COMMERCIAL SERVICES-FINANCE -- 7.4%
Concord EFS*                          746,400          24,818
                                                   ----------
                                                       24,818
                                                   ----------
TOTAL SERVICES (COST $29,719)                          38,770
                                                   ----------
--------------------------------------------------------------------------------
TECHNOLOGY -- 16.3%
APPLICATIONS SOFTWARE -- 5.1%
Microsoft*                            282,700          17,049
                                                   ----------
                                                       17,049
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 5.8%
Nvidia*                               158,406           7,027
Texas Instruments                     373,900          12,376
                                                   ----------
                                                       19,403
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 5.4%
Applied Materials*                    329,900          17,904
                                                   ----------
                                                       17,904
                                                   ----------
TOTAL TECHNOLOGY (COST $55,881)                        54,356
                                                   ----------
TOTAL COMMON STOCK (COST $289,122)                    302,534
                                                   ----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 11.4%
Deutsche Bank
   1.85%, dated 03/28/02, matures
   04/01/02, repurchase price $2,636,268
   (collateralized by U.S. Government
   Obligations: total market
   value $2,688,608)(A)               $ 2,636           2,636
Greenwich Capital
   1.85%, dated 03/28/02, matures
   04/01/02, repurchase price $15,166,454
   (collateralized by U.S. Government
   Obligations: total market
   value $15,470,639)(A)               15,163          15,163
--------------------------------------------------------------------------------

                               [LOGO OMITTED] 53

            PBHG FUNDS

STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2002

 PBHG LARGE CAP 20 FUND PLCPX


                                      Face             Market
Description                       Amount (000)       Value (000)
--------------------------------------------------------------------------------
JP Morgan Chase
   1.85%, dated 03/28/02, matures
   04/01/02, repurchase price $17,474,282
   (collateralized by U.S. Government
   Obligations: total market
   value $17,823,618)(A)              $17,471      $   17,471
UBS Warburg LLC
   1.85%, dated 03/28/02, matures
   04/01/02, repurchase price $2,680,987
   (collateralized by U.S. Government
   Obligations: total market
   value $2,737,026)(A)                 2,680           2,680
                                                   ----------
TOTAL REPURCHASE AGREEMENTS (COST $37,950)             37,950
                                                   ----------
TOTAL INVESTMENTS-- 102.2% (COST $327,072)            340,484
                                                   ----------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (2.2)%
Receivable for Investment Securities Sold               7,926
Payable for Investment Securities Purchased           (14,459)
Other Assets and Liabilities, Net                        (776)
                                                   ----------
TOTAL OTHER ASSETS AND LIABILITIES, NET                (7,309)
                                                   ----------
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of PBHG Class ($0.001 par value)
   based on 21,989,839 outstanding shares
   of common stock                                    637,277
Fund Shares of Advisor Class ($0.001 par value)
   based on 3,968 outstanding shares of common stock      100
Accumulated net realized loss on investments         (317,614)
Unrealized appreciation on investments                 13,412
                                                   ----------
TOTAL NET ASSETS-- 100.0%                          $  333,175
                                                   ==========

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE-- PBHG CLASS                         $15.15
                                                       ======

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE-- ADVISOR CLASS                      $15.10
                                                       ======

* Non-income producing security.
(A)-- Tri-party repurchase agreement
LLC-- Limited Liability Company


The accompanying notes are an integral part of the financial statements.

                                [LOGO OMIITED] 54

     PBHG FUNDS

STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2002

PBHG LARGE CAP GROWTH FUND PBHLX


                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 91.4%
CONSUMER CYCLICAL -- 18.0%
CASINO SERVICES -- 1.5%
International Game Technology*         59,800      $    3,727
                                                   ----------
                                                        3,727
--------------------------------------------------------------------------------
CRUISE LINES -- 0.9%
Carnival                               74,200           2,423
                                                   ----------
                                                        2,423
--------------------------------------------------------------------------------
ENTERTAINMENT SOFTWARE -- 0.6%
Electronic Arts*                       26,469           1,609
                                                   ----------
                                                        1,609
--------------------------------------------------------------------------------
MULTIMEDIA -- 0.5%
Gemstar-TV Guide International*        80,900           1,196
                                                   ----------
                                                        1,196
--------------------------------------------------------------------------------
RETAIL-BEDDING -- 2.1%
Bed Bath & Beyond*                    156,900           5,295
                                                   ----------
                                                        5,295
--------------------------------------------------------------------------------
RETAIL-BUILDING PRODUCTS -- 5.6%
Home Depot                            227,000          11,035
Lowe's                                 81,400           3,540
                                                   ----------
                                                       14,575
--------------------------------------------------------------------------------
RETAIL-DISCOUNT -- 3.7%
Costco Wholesale*                      61,800           2,461
Wal-Mart Stores                       115,400           7,073
                                                   ----------
                                                        9,534
--------------------------------------------------------------------------------
RETAIL-DRUG STORE -- 1.6%
Walgreen                              105,300           4,127
                                                   ----------
                                                        4,127
--------------------------------------------------------------------------------
RETAIL-REGIONAL DEPT STORE -- 0.8%
Kohl's*                                30,400           2,163
                                                   ----------
                                                        2,163
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 0.7%
Starbucks*                             81,500           1,885
                                                   ----------
                                                        1,885
                                                   ----------
TOTAL CONSUMER CYCLICAL (COST $43,504)                 46,534
                                                   ----------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 5.9%
BREWERY -- 1.3%
Anheuser-Busch                         65,600           3,424
                                                   ----------
                                                        3,424
--------------------------------------------------------------------------------
COSMETICS & TOILETRIES -- 2.1%
Procter & Gamble                       59,100           5,324
                                                   ----------
                                                        5,324
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
FOOD-RETAIL -- 2.0%
Kroger*                               231,700      $    5,135
                                                   ----------
                                                        5,135
--------------------------------------------------------------------------------
TOBACCO -- 0.5%
Loews (Carolina Group)*                42,400           1,272
                                                   ----------
                                                        1,272
                                                   ----------
TOTAL CONSUMER NON-CYCLICAL (COST $14,884)             15,155
                                                   ----------
--------------------------------------------------------------------------------
FINANCIAL -- 7.2%
FINANCE-MORTGAGE LOAN/BANKER -- 3.9%
Fannie Mae                             48,200           3,850
Freddie Mac                            99,300           6,293
                                                   ----------
                                                       10,143
                                                   ----------
--------------------------------------------------------------------------------
FINANCIAL GUARANTEE INSURANCE -- 0.7%
MGIC Investment                        25,600           1,752
                                                   ----------
                                                        1,752
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 1.2%
American International Group           42,307           3,052
                                                   ----------
                                                        3,052
--------------------------------------------------------------------------------
SUPER-REGIONAL BANKS-US -- 1.4%
Fifth Third Bancorp                    52,900           3,569
                                                   ----------
                                                        3,569
                                                   ----------
TOTAL FINANCIAL (COST $17,608)                         18,516
                                                   ----------
--------------------------------------------------------------------------------
HEALTH CARE -- 31.7%
MEDICAL INSTRUMENTS -- 1.0%
St Jude Medical*                       33,600           2,592
                                                   ----------
                                                        2,592
--------------------------------------------------------------------------------
MEDICAL LABS & TESTING SERVICES -- 6.2%
Laboratory Corporation of America*     90,000           8,627
Quest Diagnostics*                     90,000           7,457
                                                   ----------
                                                       16,084
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 2.9%
Johnson & Johnson                     115,600           7,508
                                                   ----------
                                                        7,508
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 3.3%
Amgen*                                 43,000           2,566
Genentech*                             30,500           1,539
Idec Pharmaceuticals*                  68,000           4,373
                                                   -----------
                                                        8,478
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 10.4%
Abbott Laboratories                   134,500           7,075
Forest Laboratories*                  117,000           9,559
King Pharmaceuticals*                  83,166           2,912
Pfizer                                186,300           7,403
                                                   ----------
                                                       26,949
--------------------------------------------------------------------------------

                                [LOGO OMITTED] 55

            PBHG FUNDS

STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2002

 PBHG LARGE CAP GROWTH FUND PBHLX


                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
MEDICAL-HMO -- 4.8%
UnitedHealth Group                     87,300      $    6,671
Wellpoint Health Networks*             87,400           5,565
                                                   ----------
                                                       12,236
--------------------------------------------------------------------------------
MEDICAL-HOSPITALS -- 1.1%
HCA                                    63,200           2,786
                                                   ----------
                                                        2,786
--------------------------------------------------------------------------------
MEDICAL-WHOLESALE DRUG DISTRIBUTORS-- 0.5%
Cardinal Health                        19,200           1,361
                                                   ----------
                                                        1,361
--------------------------------------------------------------------------------
THERAPEUTICS -- 1.5%
Gilead Sciences*                      106,400           3,829
                                                   ----------
                                                        3,829
                                                   ----------
TOTAL HEALTH CARE (COST $71,752)                       81,823
                                                   ----------
--------------------------------------------------------------------------------
INDUSTRIAL -- 2.6%
AEROSPACE/DEFENSE-EQUIPMENT -- 1.6%
General Dynamics                       44,600           4,190
                                                   ----------
                                                        4,190
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS-- 0.8%
Tyco International                     66,700           2,156
                                                   ----------
                                                        2,156
--------------------------------------------------------------------------------
ELECTRONICS-MILITARY -- 0.2%
L-3 Communications*                     4,400             493
                                                   ----------
                                                          493
                                                   ----------
TOTAL INDUSTRIAL (COST $7,049)                          6,839
                                                   ----------
--------------------------------------------------------------------------------
SERVICES -- 8.7%
ADVERTISING AGENCIES -- 2.5%
Omnicom Group                          67,300           6,353
                                                   ----------
                                                        6,353
--------------------------------------------------------------------------------
COMMERCIAL SERVICES-FINANCE -- 2.9%
Concord EFS*                          229,000           7,614
                                                   ----------
                                                        7,614
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 3.3%
Affiliated Computer Services*          60,000           3,368
DST Systems*                           66,200           3,297
Electronic Data Systems                33,000           1,913
                                                   ----------
                                                        8,578
                                                   ----------
TOTAL SERVICES (COST $17,704)                          22,545
                                                   ----------
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
TECHNOLOGY -- 17.3%
APPLICATIONS SOFTWARE -- 3.3%
Microsoft*                            127,700      $    7,702
Siebel Systems*                        25,200             822
                                                   ----------
                                                        8,524
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 1.1%
Brocade Communications Systems*       103,300           2,789
                                                   ----------
                                                        2,789
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 0.9%
Veritas Software*                      53,200           2,332
                                                   ----------
                                                        2,332
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 0.8%
First Data                             23,300           2,033
                                                   ----------
                                                        2,033
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 6.5%
Intel                                 117,500           3,573
Micron Technology*                     80,300           2,642
Nvidia*                                80,800           3,584
QLogic*                                37,900           1,877
Texas Instruments                     153,600           5,084
                                                   ----------
                                                       16,760
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 3.3%
Applied Materials*                    120,700           6,550
KLA-Tencor*                            32,300           2,148
                                                   ----------
                                                        8,698
--------------------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 1.4%
Nokia Oyj ADR                         110,600           2,294
Qualcomm*                              36,800           1,385
                                                   ----------
                                                        3,679
                                                   ----------
TOTAL TECHNOLOGY (COST $48,631)                        44,815
                                                   ----------
TOTAL COMMON STOCK (COST $221,132)                    236,227
                                                   ----------
--------------------------------------------------------------------------------
INVESTMENT COMPANIES -- 3.3%
INDEX FUND-LARGE CAP -- 3.3%
S&P 500 Depositary Receipts            35,800           4,100
Technology Select Sector S&P
   Depositary Receipts*               195,000           4,225
                                                   ----------
                                                        8,325
                                                   -----------
TOTAL INVESTMENT COMPANIES (COST $8,653)                8,325
                                                   ----------
--------------------------------------------------------------------------------

                                [LOGO OMITTED] 56

                                          PBHG FUNDS

                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2002

                                                PBHG LARGE CAP GROWTH FUND PBHLX


                                        Face           Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 3.6%
JP Morgan Chase
   1.85%, dated 03/28/02, matures
   04/01/02, repurchase price $2,901,601
   (collateralized by U.S. Government
   Obligations: total market
   value $2,959,555)(A)                $2,901      $    2,901
UBS Warburg LLC
   1.85%, dated 03/28/02, matures
   04/01/02, repurchase price $6,515,901
   (collateralized by U.S. Government
   Obligations: total market
   value $6,647,815)(A)                 6,515           6,515
                                                   ----------
TOTAL REPURCHASE AGREEMENTS (COST $9,416)               9,416
                                                   ----------
TOTAL INVESTMENTS-- 98.3% (COST $239,201)             253,968
                                                   ----------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 1.7%
Receivable for Investment Securities Sold               7,385
Payable for Investment Securities Purchased            (2,753)
Other Assets and Liabilities, Net                        (147)
                                                   ----------
TOTAL OTHER ASSETS AND LIABILITIES, NET                 4,485
                                                   ----------
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of PBHG Class ($0.001 par value)
   based on 13,129,999 outstanding shares
   of common stock                                    401,301
Fund Shares of Advisor Class ($0.001 par value)
   based on 7,928 outstanding shares of common stock      191
Accumulated net realized loss on investments         (157,806)
Unrealized appreciation on investments                 14,767
                                                   ----------
TOTAL NET ASSETS-- 100.0%                          $  258,453
                                                   ==========

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE-- PBHG CLASS                         $19.67
                                                       ======

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE-- ADVISOR CLASS                      $19.62
                                                       ======

* Non-income producing security.
(A) -- Tri-party repurchase agreement
ADR -- American Depositary Receipt
LLC -- Limited Liability Company


The accompanying notes are an integral part of the financial statements.

                                [LOGO OMITTED] 57

            PBHG FUNDS

STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2002

 PBHG LIMITED FUND PBLDX


                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 93.9%
CONSUMER CYCLICAL -- 12.3%
AUDIO/VIDEO PRODUCTS -- 1.2%
Polycom*                               36,500      $      898
                                                   ----------
                                                          898
--------------------------------------------------------------------------------
ENTERTAINMENT SOFTWARE -- 1.7%
Activision*                            43,250           1,290
                                                   ----------
                                                        1,290
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 1.5%
AnnTaylor Stores*                      25,900           1,120
                                                   ----------
                                                        1,120
--------------------------------------------------------------------------------
RETAIL-COMPUTER EQUIPMENT -- 1.6%
Electronics Boutique*                  33,500           1,157
                                                   ----------
                                                        1,157
--------------------------------------------------------------------------------
RETAIL-CONSUMER ELECTRONICS -- 1.8%
Tweeter Home Entertainment Group*      30,000             587
Ultimate Electronics*                  25,900             726
                                                   ----------
                                                        1,313
--------------------------------------------------------------------------------
RETAIL-MAIL ORDER -- 0.9%
J. Jill Group*                         24,500             697
                                                   ----------
                                                          697
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 3.6%
Krispy Kreme Doughnuts*                21,500             878
Panera Bread, Cl A*                    27,500           1,752
                                                   ----------
                                                        2,630
--------------------------------------------------------------------------------
TOTAL CONSUMER CYCLICAL (COST $6,445)                   9,105
                                                   ----------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 1.5%
FOOD-RETAIL -- 1.5%
Whole Foods Market*                    23,300           1,065
                                                   ----------
                                                        1,065
--------------------------------------------------------------------------------
TOTAL CONSUMER NON-CYCLICAL (COST $584)                 1,065
                                                   ----------
--------------------------------------------------------------------------------
HEALTH CARE -- 14.2%
MEDICAL INSTRUMENTS -- 2.4%
Surmodics*                             40,500           1,766
                                                   ----------
                                                        1,766
--------------------------------------------------------------------------------
MEDICAL LABS & TESTING SERVICES -- 1.1%
Impath*                                19,400             796
                                                   ----------
                                                          796
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 4.5%
Digene*                                26,600             951
Harvard Bioscience*                    72,900             641
Integra LifeSciences*                  25,000             703
Martek Biosciences*                    34,400           1,083
                                                   ----------
                                                        3,378
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 3.9%
Array Biopharma*                      102,200           1,323
Medicis Pharmaceutical, Cl A*          27,725           1,539
                                                   ----------
                                                        2,862
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
PHARMACY SERVICES -- 1.5%
Accredo Health*                        20,175      $    1,155
                                                   ----------
                                                        1,155
--------------------------------------------------------------------------------
RESPIRATORY PRODUCTS -- 0.8%
Resmed*                                14,300             574
                                                   ----------
                                                          574
--------------------------------------------------------------------------------
TOTAL HEALTH CARE (COST $6,117)                        10,531
                                                   ----------
--------------------------------------------------------------------------------
INDUSTRIAL -- 5.6%
CIRCUIT BOARDS -- 0.7%
Merix*                                 26,400             493
                                                   ----------
                                                          493
--------------------------------------------------------------------------------
INSTRUMENTS-CONTROLS -- 2.5%
Photon Dynamics*                       37,200           1,893
                                                   ----------
                                                        1,893
--------------------------------------------------------------------------------
LASERS-SYSTEMS/COMPONENTS -- 2.4%
Cymer*                                 35,900           1,783
                                                   ----------
                                                        1,783
                                                   ----------
TOTAL INDUSTRIAL (COST $3,424)                          4,169
                                                   ----------
--------------------------------------------------------------------------------
SERVICES -- 16.1%
ADVERTISING SERVICES -- 2.0%
Getty Images*                          48,900           1,465
                                                   ----------
                                                        1,465
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 4.1%
Factset Research Systems               41,600           1,679
Manhattan Associates*                  34,500           1,314
                                                   ----------
                                                        2,993
--------------------------------------------------------------------------------
CONSULTING SERVICES -- 3.3%
Advisory Board*                        15,800             514
Corporate Executive Board*             52,200           1,958
                                                   ----------
                                                        2,472
--------------------------------------------------------------------------------
HUMAN RESOURCES -- 1.0%
Exult*                                 64,100             699
                                                   ----------
                                                          699
--------------------------------------------------------------------------------
RESEARCH & DEVELOPMENT -- 2.6%
Kendle International*                  17,900             333
Pharmaceutical Product Development*    46,400           1,617
                                                   ----------
                                                        1,950
--------------------------------------------------------------------------------
SCHOOLS -- 3.1%
Career Education*                      27,700           1,097
Corinthian Colleges*                   24,200           1,223
                                                   ----------
                                                        2,320
                                                   ----------
TOTAL SERVICES (COST $8,740)                           11,899
                                                   ----------
--------------------------------------------------------------------------------
TECHNOLOGY -- 44.2%
APPLICATIONS SOFTWARE -- 1.2%
Actuate*                              125,900             909
                                                   ----------
                                                          909
--------------------------------------------------------------------------------

                                                    [LOGO OMITTED]  58

                                                                      PBHG FUNDS

                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2002

                                                         PBHG LIMITED FUND PBLDX


                                                      Market
Description                           Shares       Value (000)
--------------------------------------------------------------------------------
B2B/E-COMMERCE -- 1.5%
Agile Software*                        90,600      $    1,096
                                                   ----------
                                                        1,096
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 2.4%
M-Systems Flash Disk Pioneers*         35,400             330
SimpleTech*                           172,600           1,465
                                                   ----------
                                                        1,795
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 1.4%
Documentum*                            40,300           1,026
                                                   ----------
                                                        1,026
--------------------------------------------------------------------------------
DECISION SUPPORT SOFTWARE -- 2.7%
Precise Software Solutions*            85,100           1,982
                                                   ----------
                                                        1,982
--------------------------------------------------------------------------------
E-MARKETING/INFORMATION -- 0.7%
E.piphany*                             71,400             540
                                                   ----------
                                                          540
--------------------------------------------------------------------------------
E-SERVICES/CONSULTING -- 0.5%
I-many*                                70,300             349
                                                   ----------
                                                          349
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 6.5%
ChipPAC*                              184,500           1,812
Oak Technology*                        92,000           1,369
Zoran*                                 36,900           1,612
                                                   ----------
                                                        4,793
--------------------------------------------------------------------------------
ELECTRONIC DESIGN AUTOMATION -- 0.9%
Nassda*                                43,800             666
                                                   ----------
                                                          666
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 1.7%
Informatica*                           78,300             567
Retek*                                 25,300             664
                                                   ----------
                                                        1,231
--------------------------------------------------------------------------------
INTERNET INFRASTRUCTURE EQUIPMENT -- 0.8%
Centillium Communications*             47,800             578
                                                   ----------
                                                          578
--------------------------------------------------------------------------------
INTERNET INFRASTRUCTURE SOFTWARE -- 1.6%
Chordiant Software*                   165,400           1,203
                                                   ----------
                                                        1,203
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 2.0%
Emulex*                                22,500             741
Extreme Networks*                      71,200             740
                                                   ----------
                                                        1,481
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS-- 3.6%
Elantec Semiconductor*                 21,800             932
GlobespanVirata*                       79,000           1,179
Integrated Circuit Systems*            27,900             569
                                                   ----------
                                                        2,680

                                    Shares/Face        Market
Description                        Amount (000)      Value (000)
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 10.2%
ATMI*                                  23,700      $      745
Entegris*                              62,700           1,012
Kulicke & Soffa Industries*            48,900           1,018
Logicvision*                           69,000             738
LTX*                                   52,800           1,436
Photronics*                            34,000           1,147
Varian Semiconductor
   Equipment Associates*               31,800           1,431
                                                   ----------
                                                        7,527
--------------------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 2.0%
Anaren Microwave*                      61,700             897
Sirenza Microdevices*                 108,900             590
                                                   ----------
                                                        1,487
--------------------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT-FIBER OPTICS-- 3.0%
Finisar*                              188,400           1,451
Harmonic*                              69,600             807
                                                   ----------
                                                        2,258
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 1.5%
Powerwave Technologies*                88,600           1,140
                                                   ----------
                                                        1,140
                                                   ----------
TOTAL TECHNOLOGY (COST $29,307)                        32,741
                                                   ----------
TOTAL COMMON STOCK (COST $54,617)                      69,510
                                                   ----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.4%
JP Morgan Chase
   1.85%, dated 03/28/02, matures
   04/01/02, repurchase price $3,290,325
   (collateralized by U.S. Government
   Obligations: total market
   value $3,358,942)(A)                $3,290           3,290
                                                   ----------
TOTAL REPURCHASE AGREEMENT (COST $3,290)                3,290
                                                   ----------
TOTAL INVESTMENTS-- 98.3% (COST $57,907)               72,800
                                                   ----------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 1.7%
Receivable for Investment Securities Sold               3,635
Payable for Investment Securities Purchased            (2,274)
Other Assets and Liabilities, Net                         (85)
                                                   ----------
TOTAL OTHER ASSETS AND LIABILITIES, NET                 1,276
                                                   ----------
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of PBHG Class ($0.001 par value)
   based on 7,883,421 outstanding shares
   of common stock                                     66,796
Accumulated net realized loss on investments           (7,613)
Unrealized appreciation on investments                 14,893
                                                   ----------
TOTAL NET ASSETS-- 100.0%                          $   74,076
                                                   ==========
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE-- PBHG CLASS                          $9.40
                                                        =====

* Non-income producing security.
(A)-- Tri-party repurchase agreement
Cl-- Class


The accompanying notes are an integral part of the financial statements.

                               [LOGO OMITTED] 59

            PBHG FUNDS

STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2002

 PBHG NEW OPPORTUNITIES FUND PBNOX

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 94.3%
CONSUMER CYCLICAL -- 13.3%
RETAIL-APPAREL/SHOE -- 2.9%
Chico's FAS*                           40,750      $    1,373
                                                   ----------
                                                        1,373
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 10.4%
California Pizza Kitchen*              40,600           1,015
Panera Bread, Cl A*                    22,300           1,421
PF Chang's China Bistro*               20,900           1,393
Rare Hospitality International*        44,500           1,131
                                                   ----------
                                                        4,960
                                                   ----------
TOTAL CONSUMER CYCLICAL (COST $4,652)                   6,333
                                                   ----------
--------------------------------------------------------------------------------
HEALTH CARE -- 15.6%
DISPOSABLE MEDICAL PRODUCTS -- 1.5%
ICU Medical*                           19,900             724
                                                   ----------
                                                          724
--------------------------------------------------------------------------------
MEDICAL LABS & TESTING SERVICES -- 2.6%
Dianon Systems*                        19,100           1,239
                                                   ----------
                                                        1,239
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 4.5%
American Medical Systems Holdings*     47,400           1,067
Possis Medical*                        55,100           1,085
                                                   ----------
                                                        2,152
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 2.9%
Integra LifeSciences*                  48,900           1,376
                                                   ----------
                                                        1,376
--------------------------------------------------------------------------------
MEDICAL-HOSPITALS -- 4.1%
Province Healthcare*                   36,600           1,163
United Surgical Partners
  International*                       35,000             812
                                                   ----------
                                                        1,975
                                                   ----------
TOTAL HEALTH CARE (COST $6,806)                         7,466
                                                   ----------
--------------------------------------------------------------------------------
INDUSTRIAL -- 15.8%
ELECTRONIC COMPONENTS-MISCELLANEOUS-- 2.1%
OSI Systems*                           39,800           1,003
                                                   ----------
                                                        1,003
--------------------------------------------------------------------------------
ELECTRONIC MEASURING INSTRUMENTS -- 2.3%
Itron*                                 36,600           1,089
                                                   ----------
                                                        1,089
--------------------------------------------------------------------------------
ELECTRONICS-MILITARY -- 3.3%
Integrated Defense Technologies*       57,500           1,596
                                                   ----------
                                                        1,596
--------------------------------------------------------------------------------
INDUSTRIAL AUTOMATION/ROBOT -- 2.3%
Brooks Automation*                     23,800           1,081
                                                   ----------
                                                        1,081

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
INSTRUMENTS-CONTROLS -- 3.0%
Photon Dynamics*                       28,200      $    1,435
                                                   ----------
                                                        1,435
--------------------------------------------------------------------------------
LASERS-SYSTEMS/COMPONENTS -- 2.8%
Cymer*                                 26,800           1,331
                                                   ----------
                                                        1,331
                                                   ----------
TOTAL INDUSTRIAL (COST $6,764)                          7,535
                                                   ----------
--------------------------------------------------------------------------------
SERVICES -- 19.3%
COMPUTER SERVICES -- 5.9%
CACI International*                    36,900           1,295
Manhattan Associates*                  40,100           1,528
                                                   ----------
                                                        2,823
--------------------------------------------------------------------------------
CONSULTING SERVICES -- 5.5%
Corporate Executive Board*             31,000           1,163
FTI Consulting*                        47,350           1,467
                                                   ----------
                                                        2,630
--------------------------------------------------------------------------------
HUMAN RESOURCES -- 2.0%
Cross Country*                         34,700             937
                                                   ----------
                                                          937
--------------------------------------------------------------------------------
SCHOOLS -- 5.9%
Career Education*                      35,400           1,402
Corinthian Colleges*                   28,500           1,441
                                                   ----------
                                                        2,843
                                                   ----------
TOTAL SERVICES (COST $7,504)                            9,233
                                                   ----------
--------------------------------------------------------------------------------
TECHNOLOGY -- 30.3%
APPLICATIONS SOFTWARE -- 2.4%
PDF Solutions*                         65,900           1,130
                                                   ----------
                                                        1,130
--------------------------------------------------------------------------------
COMPUTER AIDED DESIGN -- 3.1%
Aspen Technology*                      64,500           1,477
                                                   ----------
                                                        1,477
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 3.0%
Documentum*                            56,200           1,430
                                                   ----------
                                                        1,430
--------------------------------------------------------------------------------
DECISION SUPPORT SOFTWARE -- 2.9%
Precise Software Solutions*            59,900           1,395
                                                   ----------
                                                        1,395
--------------------------------------------------------------------------------
E-SERVICES/CONSULTING -- 2.6%
Websense*                              48,900           1,230
                                                   ----------
                                                        1,230
--------------------------------------------------------------------------------
ELECTRONIC DESIGN AUTOMATION -- 3.1%
Verisity*                              65,700           1,474
                                                   ----------
                                                        1,474
--------------------------------------------------------------------------------

                               [LOGO OMITTED] 60

                                            PBHG FUNDS

                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2002

                                               PBHG NEW OPPORTUNITIES FUND PBNOX


                                     Shares/Face       Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
INTERNET INFRASTRUCTURE SOFTWARE -- 2.0%
F5 Networks*                           41,900      $      974
                                                   ----------
                                                          974
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 6.4%
ATMI*                                  36,800           1,157
Dupont Photomasks*                     10,400             541
Photronics*                            41,000           1,383
                                                   ----------
                                                        3,081
--------------------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT-FIBER OPTICS-- 2.6%
Newport                                52,300           1,250
                                                   ----------
                                                        1,250
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 2.2%
TTI Team Telecom International*        37,100           1,065
                                                   ----------
                                                        1,065
                                                   ----------
TOTAL TECHNOLOGY (COST $12,642)                        14,506
                                                   ----------
TOTAL COMMON STOCK (COST $38,368)                      45,073
                                                   ----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 10.7%
JP Morgan Chase
   1.85%, dated 03/28/02, matures
   04/01/02, repurchase price $5,139,518
   (collateralized by U.S. Government
   Obligations: total market
   value $5,244,452)(A)                $5,138           5,138
                                                   ----------
TOTAL REPURCHASE AGREEMENT (COST $5,138)                5,138
                                                   ----------
TOTAL INVESTMENTS-- 105.0% (COST $43,506)              50,211
                                                   ----------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (5.0)%
Receivable for Investment Securities Sold               1,785
Payable for Investment Securities Purchased            (4,125)
Other Assets and Liabilities, Net                         (58)
                                                   ----------
TOTAL OTHER ASSETS AND LIABILITIES, NET                (2,398)
                                                   ----------
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of PBHG Class ($0.001 par value)
   based on 1,830,924 outstanding shares
   of common stock                                     64,624
Accumulated net realized loss on investments          (23,516)
Unrealized appreciation on investments                  6,705
                                                   ----------
TOTAL NET ASSETS-- 100.0%                          $   47,813
                                                   ==========

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE-- PBHG CLASS                         $26.11
                                                       ======

* Non-income producing security
(A) -- Tri-party repurchase agreement
Cl -- Class


The accompanying notes are an integral part of the financial statements.

                               [LOGO OMITTED] 61

            PBHG FUNDS

SCHEDULE OF INVESTMENTS
-----------------------
As of March 31, 2002

 PBHG SELECT EQUITY FUND PBHEX


                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 84.5%
CONSUMER CYCLICAL -- 15.0%
CASINO SERVICES -- 3.0%
International Game Technology*        198,800      $   12,389
                                                   ----------
                                                       12,389
--------------------------------------------------------------------------------
ENTERTAINMENT SOFTWARE -- 1.7%
Electronic Arts*                      116,000           7,053
                                                   ----------
                                                        7,053
--------------------------------------------------------------------------------
RETAIL-BUILDING PRODUCTS -- 4.0%
Home Depot                            339,200          16,488
                                                   ----------
                                                       16,488
--------------------------------------------------------------------------------
RETAIL-DISCOUNT -- 4.3%
Wal-Mart Stores                       290,500          17,805
                                                   ----------
                                                       17,805
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 2.0%
Brinker International*                260,500           8,443
                                                   ----------
                                                        8,443
                                                   ----------
TOTAL CONSUMER CYCLICAL (COST $59,876)                 62,178
                                                   ----------
--------------------------------------------------------------------------------
FINANCIAL -- 1.9%
REINSURANCE -- 1.9%
Everest Re Group                      115,000           7,974
                                                   ----------
                                                        7,974
--------------------------------------------------------------------------------
TOTAL FINANCIAL (COST $7,948)                           7,974
                                                   ----------
--------------------------------------------------------------------------------
HEALTH CARE -- 28.7%
MEDICAL INSTRUMENTS -- 2.6%
St Jude Medical*                      141,700          10,932
                                                   ----------
                                                       10,932
--------------------------------------------------------------------------------
MEDICAL LABS & TESTING SERVICES -- 4.8%
Quest Diagnostics*                    237,500          19,677
                                                   ----------
                                                       19,677
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 5.1%
Baxter International                  200,000          11,904
Johnson & Johnson                     140,000           9,093
                                                   ----------
                                                       20,997
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 6.7%
Genentech*                            223,900          11,296
Idec Pharmaceuticals*                 253,800          16,319
                                                   ----------
                                                       27,615
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 9.5%
Abbott Laboratories                   188,600           9,921
Forest Laboratories*                  227,700          18,603
King Pharmaceuticals*                 309,166          10,824
                                                   ----------
                                                       39,348
                                                   ----------
TOTAL HEALTH CARE (COST $104,671)                     118,569
                                                   ----------
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
INDUSTRIAL -- 3.0%
ELECTRONICS-MILITARY -- 3.0%
L-3 Communications*                   112,000      $   12,544
                                                   ----------
                                                       12,544
                                                   ----------
TOTAL INDUSTRIAL (COST $12,624)                        12,544
                                                   ----------
--------------------------------------------------------------------------------
SERVICES -- 11.2%
COMMERCIAL SERVICES-FINANCE -- 4.9%
Concord EFS*                          603,900          20,080
                                                   ----------
                                                       20,080
--------------------------------------------------------------------------------
E-COMMERCE/SERVICES -- 2.0%
eBay*                                 146,000           8,269
                                                   ----------
                                                        8,269
--------------------------------------------------------------------------------
SCHOOLS -- 4.3%
Apollo Group, Cl A*                   333,500          17,859
                                                   ----------
                                                       17,859
                                                   ----------
TOTAL SERVICES (COST $34,877)                          46,208
                                                   ----------
--------------------------------------------------------------------------------
TECHNOLOGY -- 24.7%
APPLICATIONS SOFTWARE -- 4.0%
Microsoft*                            274,600          16,561
                                                   ----------
                                                       16,561
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 1.0%
Brocade Communications Systems*       155,600           4,201
                                                   ----------
                                                        4,201
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 1.5%
Veritas Software*                     145,000           6,355
                                                   ----------
                                                        6,355
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 3.7%
First Data                            175,000          15,269
                                                   ----------
                                                       15,269
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 4.9%
Intersil*                             406,800          11,533
Nvidia*                               195,000           8,650
                                                   ----------
                                                       20,183
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 2.1%
Emulex*                               264,100           8,697
                                                   ----------
                                                        8,697
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS-- 2.3%
Marvell Technology Group*             211,400           9,259
                                                   ----------
                                                        9,259
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 5.2%
Applied Materials*                    295,000          16,010
KLA-Tencor*                            80,000           5,320
                                                   ----------
                                                       21,330
                                                   ----------
TOTAL TECHNOLOGY (COST $98,312)                       101,855
                                                   ----------
TOTAL COMMON STOCK (COST $318,308)                    349,328
                                                   ----------
--------------------------------------------------------------------------------

                               [LOGO OMITTED] 62

                                                                      PBHG FUNDS

                                                         SCHEDULE OF INVESTMENTS
                                                         -----------------------
                                                            As of March 31, 2002

                                                   PBHG SELECT EQUITY FUND PBHEX


                                     Shares/Face       Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
INVESTMENT COMPANIES -- 4.0%
INDEX FUND-LARGE CAP -- 4.0%
Technology Select Sector
   S&P Depositary Receipts*           755,000      $   16,360
                                                   ----------
                                                       16,360
                                                   ----------
TOTAL INVESTMENT COMPANIES (COST $16,949)              16,360
                                                   ----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 11.0%
Greenwich Capital
   1.85%, dated 03/28/02, matures
   04/01/02, repurchase price $21,178,484
   (collateralized by U.S. Government
   Obligations: total market
   value $21,602,432)(A)              $21,174          21,174
JP Morgan Chase
   1.85%, dated 03/28/02, matures
   04/01/02, repurchase price $9,990,986
   (collateralized by U.S. Government
   Obligations: total market
   value $10,195,414)(A)                9,989           9,989
UBS Warburg LLC
   1.85%, dated 03/28/02, matures
   04/01/02, repurchase price $14,372,571
   (collateralized by U.S. Government
   Obligations: total market
   value $14,658,880)(A)               14,370          14,370
                                                   ----------
TOTAL REPURCHASE AGREEMENTS (COST $45,533)             45,533
                                                   ----------
TOTAL INVESTMENTS-- 99.5% (COST $380,790)          $  411,221
                                                   ==========

Percentages are based on Net Assets of $413,134,424
* Non-income producing security.
(A) -- Tri-party repurchase agreement
Cl -- Class
LLC -- Limited Liability Company


The accompanying notes are an integral part of the financial statements.

                               [LOGO OMITTED] 63

            PBHG FUNDS

STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2002

 PBHG CLIPPER FOCUS FUND PBFOX


                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 94.6%
BASIC MATERIALS -- 0.2%
CHEMICALS-SPECIALTY -- 0.2%
Great Lakes Chemical*                  43,000      $    1,211
                                                   ----------
                                                        1,211
                                                   ----------
TOTAL BASIC MATERIALS (COST $1,440)                     1,211
                                                   ----------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 9.3%
RETAIL-DISCOUNT -- 1.6%
Target                                226,200           9,754
                                                   ----------
                                                        9,754
--------------------------------------------------------------------------------
RETAIL-OFFICE SUPPLIES -- 2.6%
Office Depot*                         322,600           6,403
Staples*                              502,300          10,031
                                                   ----------
                                                       16,434
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 5.1%
McDonald's                          1,137,200          31,557
                                                   ----------
                                                       31,557
                                                   ----------
TOTAL CONSUMER CYCLICAL (COST $50,359)                 57,745
                                                   ----------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 27.2%
FOOD-MEAT PRODUCTS -- 2.8%
Tyson Foods, Cl A                   1,402,500          17,503
                                                   ----------
                                                       17,503
--------------------------------------------------------------------------------
FOOD-MISCELLANEOUS/DIVERSIFIED -- 6.6%
Kraft Foods, Cl A                     572,100          22,112
Sara Lee                              917,900          19,055
                                                   ----------
                                                       41,167
--------------------------------------------------------------------------------
FOOD-RETAIL -- 7.7%
Kroger*                             1,074,200          23,804
Safeway*                              527,600          23,753
                                                   ----------
                                                       47,557
--------------------------------------------------------------------------------
TOBACCO -- 10.1%
Philip Morris                         990,600          52,175
UST                                   279,900          10,897
                                                   ----------
                                                       63,072
                                                   ----------
TOTAL CONSUMER NON-CYCLICAL (COST $155,670)           169,299
                                                   ----------
--------------------------------------------------------------------------------
FINANCIAL -- 39.1%
FINANCE-CREDIT CARD -- 4.7%
American Express                      708,000          29,000
                                                   ----------
                                                       29,000
--------------------------------------------------------------------------------
FINANCE-MORTGAGE LOAN/BANKER -- 14.2%
Fannie Mae                            480,600          38,390
Freddie Mac                           791,200          50,139
                                                   ----------
                                                       88,529
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 2.5%
Old Republic International            478,000      $   15,281
                                                   ----------
                                                       15,281
--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT/SERVICES -- 1.2%
Security Capital Group, Cl B*         303,500           7,730
                                                   ----------
                                                        7,730
--------------------------------------------------------------------------------
REITS-APARTMENTS-- 9.3%
Apartment Investment &
   Management, Cl A                   323,800          15,662
Archstone-Smith Trust                 520,400          13,942
Equity Residential Properties Trust   987,100          28,369
                                                   ----------
                                                       57,973
--------------------------------------------------------------------------------
REITS-OFFICE PROPERTY -- 4.7%
Equity Office Properties Trust        677,800          20,327
Mack-Cali Realty                      251,400           8,719
                                                   ----------
                                                       29,046
--------------------------------------------------------------------------------
S&L/THRIFTS-WESTERN US -- 2.5%
Golden West Financial                 241,400          15,329
                                                   ----------
                                                       15,329
                                                   ----------
TOTAL FINANCIAL (COST $230,218)                       242,888
                                                   ----------
--------------------------------------------------------------------------------
INDUSTRIAL -- 4.7%
DIVERSIFIED MANUFACTURING OPERATIONS-- 4.7%
Tyco International                    897,800          29,017
                                                   ----------
                                                       29,017
                                                   ----------
TOTAL INDUSTRIAL (COST $25,473)                        29,017
                                                   ----------
--------------------------------------------------------------------------------
SERVICES -- 10.8%
ADVERTISING AGENCIES -- 4.9%
Interpublic Group                     889,900          30,506
                                                   ----------
                                                       30,506
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 1.8%
Computer Sciences*                    214,400          10,881
                                                   ----------
                                                       10,881
--------------------------------------------------------------------------------
HUMAN RESOURCES -- 2.9%
Manpower                              471,700          18,340
                                                   ----------
                                                       18,340
--------------------------------------------------------------------------------
PRINTING-COMMERCIAL -- 1.2%
RR Donnelley & Sons                   247,800           7,706
                                                   ----------
                                                        7,706
                                                   ----------
TOTAL SERVICES (COST $56,676)                          67,433
                                                   ----------
--------------------------------------------------------------------------------

                               [LOGO OMITTED] 64

                                                                      PBHG FUNDS

                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2002

                                                   PBHG CLIPPER FOCUS FUND PBFOX


                                     Shares/Face       Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
TECHNOLOGY -- 3.3%
OFFICE AUTOMATION & EQUIPMENT -- 3.3%
Pitney Bowes                          485,000      $   20,758
                                                   ----------
                                                       20,758
                                                   ----------
TOTAL TECHNOLOGY (COST $17,912)                        20,758
                                                   ----------
TOTAL COMMON STOCK (COST $537,748)                    588,351
                                                   ----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.5%
Barclays
   1.85%, dated 03/28/02, matures
   04/01/02, repurchase price $27,857,651
   (collateralized by U.S. Government
   Obligations: total market
   value $28,409,268)(A)              $27,852          27,852
                                                   ----------
TOTAL REPURCHASE AGREEMENT (COST $27,852)              27,852
                                                   ----------
TOTAL INVESTMENTS-- 99.1% (COST $565,600)             616,203
                                                   ----------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.9%
TOTAL OTHER ASSETS AND LIABILITIES, NET                 5,532
                                                   ----------
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of PBHG Class ($0.001 par value)
   based on 37,901,122 outstanding shares
   of common stock                                    563,232
Undistributed net investment income                     1,189
Accumulated net realized gain on investments            6,711
Unrealized appreciation on investments                 50,603
                                                   ----------
TOTAL NET ASSETS-- 100.0%                          $  621,735
                                                   ==========

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE-- PBHG CLASS                         $16.40
                                                   ==========

* Non-income producing security.
(A) -- Tri-party repurchase agreement
Cl -- Class
REIT -- Real Estate Investment Trust


The accompanying notes are an integral part of the financial statements.

                               [LOGO OMITTED] 65

            PBHG FUNDS

SCHEDULE OF INVESTMENTS
-----------------------
As of March 31, 2002

 PBHG FOCUSED VALUE FUND PBFVX
                                                      Market
                                        Shares     Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 95.3%
CONSUMER CYCLICAL -- 12.3%
CABLE TV -- 3.4%
Adelphia Communications, Cl A*         80,500      $    1,200
                                                   ----------
                                                        1,200
--------------------------------------------------------------------------------
MOTION PICTURES & SERVICES -- 1.9%
Metro-Goldwyn-Mayer*                   40,000             665
                                                   ----------
                                                          665
--------------------------------------------------------------------------------
PUBLISHING-NEWSPAPERS -- 1.1%
New York Times                          7,800             373
                                                   ----------
                                                          373
--------------------------------------------------------------------------------
PUBLISHING-PERIODICALS -- 0.8%
Readers Digest Association             11,800             264
                                                   ----------
                                                          264
--------------------------------------------------------------------------------
RETAIL-COMPUTER EQUIPMENT -- 3.0%
CDW Computer Centers*                  21,000           1,057
                                                   ----------
                                                        1,057
--------------------------------------------------------------------------------
RETAIL-DISCOUNT -- 2.1%
BJ's Wholesale Club*                   16,100             720
                                                   ----------
                                                          720
                                                   ----------
TOTAL CONSUMER CYCLICAL (COST $5,152)                   4,279
                                                   ----------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 10.6%
FOOD-RETAIL -- 8.6%
Kroger*                                47,100           1,044
Safeway*                               42,700           1,922
                                                   ----------
                                                        2,966
--------------------------------------------------------------------------------
TOBACCO -- 2.0%
Loews (Carolina Group)*                23,200             696
                                                   ----------
                                                          696
                                                   ----------
TOTAL CONSUMER NON-CYCLICAL (COST $3,423)               3,662
                                                   ----------
--------------------------------------------------------------------------------
ENERGY -- 3.5%
OIL-FIELD SERVICES -- 3.5%
Halliburton                            70,000           1,195
                                                   ----------
                                                        1,195
                                                   ----------
TOTAL ENERGY (COST $1,176)                              1,195
                                                   ----------
--------------------------------------------------------------------------------
FINANCIAL -- 20.5%
FINANCE-CREDIT CARD -- 2.3%
American Express                       18,900             774
                                                   ----------
                                                          774
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
FINANCE-MORTGAGE LOAN/BANKER -- 3.4%
Freddie Mac                            18,500      $    1,172
                                                   ----------
                                                        1,172
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 6.5%
American International Group           16,000           1,154
Prudential Financial*                  35,700           1,109
                                                   ----------
                                                        2,263
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 5.7%
ACE                                    28,300           1,180
Travelers Property Casualty*           40,000             800
                                                   ----------
                                                        1,980
--------------------------------------------------------------------------------
SUPER-REGIONAL BANKS-US -- 2.6%
US Bancorp                             40,000             903
                                                   ----------
                                                          903
                                                   ----------
TOTAL FINANCIAL (COST $6,379)                           7,092
                                                   ----------
--------------------------------------------------------------------------------
HEALTH CARE -- 23.7%
MEDICAL PRODUCTS -- 4.6%
Haemonetics*                           50,000           1,587
                                                   ----------
                                                        1,587
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 12.2%
Bristol-Myers Squibb                   39,000           1,579
Cima Labs*                             23,200             618
Merck                                  23,000           1,324
Schering-Plough                        22,600             708
                                                   ----------
                                                        4,229
--------------------------------------------------------------------------------
MEDICAL-HMO -- 6.9%
Aetna                                  62,000           2,407
                                                   ----------
                                                        2,407
                                                   ----------
TOTAL HEALTH CARE (COST $8,338)                         8,223
                                                   ----------
--------------------------------------------------------------------------------
INDUSTRIAL -- 4.8%
AEROSPACE/DEFENSE -- 4.8%
Titan*                                 80,800           1,668
                                                   ----------
                                                        1,668
                                                   ----------
TOTAL INDUSTRIAL (COST $1,600)                          1,668
                                                   ----------
--------------------------------------------------------------------------------
SERVICES -- 8.9%
COMPUTER SERVICES -- 5.8%
DST Systems*                           40,700           2,027
                                                   ----------
                                                        2,027
--------------------------------------------------------------------------------
TELEPHONE-INTEGRATED -- 3.1%
SBC Communications                     28,700           1,074
                                                   ----------
                                                        1,074
                                                   ----------
TOTAL SERVICES (COST $2,962)                            3,101
                                                   ----------
--------------------------------------------------------------------------------

                               [LOGO OMITTED] 66

                                            PBHG FUNDS

                                                         SCHEDULE OF INVESTMENTS
                                                         -----------------------
                                                            As of March 31, 2002

                                                   PBHG FOCUSED VALUE FUND PBFVX


                                     Shares/Face       Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
TECHNOLOGY -- 7.9%
APPLICATIONS SOFTWARE -- 6.4%
Intuit*                                35,000      $    1,343
Microsoft*                             14,300             862
                                                   ----------
                                                        2,205
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 1.5%
Micromuse*                             60,000             526
                                                   ----------
                                                          526
                                                   ----------
TOTAL TECHNOLOGY (COST $2,459)                          2,731
                                                   ----------
--------------------------------------------------------------------------------
UTILITIES -- 3.1%
ELECTRIC-INTEGRATED -- 3.1%
Dominion Resources                     16,600           1,082
                                                   ----------
                                                        1,082
                                                   ----------
TOTAL UTILITIES (COST $993)                             1,082
                                                   ----------
TOTAL COMMON STOCK (COST $32,482)                      33,033
                                                   ----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 5.3%
JP Morgan Chase
   1.85%, dated 03/28/02, matures
   04/01/02, repurchase price $1,841,429
   (collateralized by U.S. Government
   Obligations: market
   value $1,879,976)(A)                $1,841           1,841
                                                   ----------
TOTAL REPURCHASE AGREEMENT (COST $1,841)                1,841
                                                   ----------
TOTAL INVESTMENTS-- 100.6% (COST $34,323)          $   34,874
                                                   ==========


Percentages are based on Net Assets of $34,675,465
* Non-income producing security.
(A)-- Tri-party repurchase agreement.
Cl-- Class


The accompanying notes are an integral part of the financial statements.

                                [LOGO OMITTED] 67

            PBHG FUNDS

SCHEDULE OF INVESTMENTS
-----------------------
As of March 31, 2002

 PBHG LARGE CAP VALUE FUND PLCVX


                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 94.4%
BASIC MATERIALS -- 1.6%
CHEMICALS-DIVERSIFIED -- 1.6%
Dow Chemical                          253,400      $    8,291
                                                   ----------
                                                        8,291
                                                   ----------
TOTAL BASIC MATERIALS (COST $7,941)                     8,291
                                                   ----------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 7.3%
BROADCAST SERVICES/PROGRAMMING -- 1.8%
Liberty Media, Cl A*                  747,700           9,451
                                                   ----------
                                                        9,451
--------------------------------------------------------------------------------
MULTIMEDIA -- 1.0%
McGraw-Hill                            78,100           5,330
                                                   ----------
                                                        5,330
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 1.0%
Gap                                   348,900           5,248
                                                   ----------
                                                        5,248
--------------------------------------------------------------------------------
RETAIL-MAJOR DEPARTMENT STORE -- 1.8%
JC Penney                             455,000           9,423
                                                   ----------
                                                        9,423
--------------------------------------------------------------------------------
TOYS -- 1.7%
Mattel                                435,000           9,065
                                                   ----------
                                                        9,065
                                                   ----------
TOTAL CONSUMER CYCLICAL (COST $37,811)                 38,517
                                                   ----------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 11.5%
AGRICULTURAL OPERATIONS -- 0.7%
Monsanto                              112,000           3,538
                                                   ----------
                                                        3,538
--------------------------------------------------------------------------------
COSMETICS & TOILETRIES -- 1.0%
Kimberly-Clark                         84,000           5,431
                                                   ----------
                                                        5,431
--------------------------------------------------------------------------------
FOOD-MISCELLANEOUS/DIVERSIFIED -- 4.2%
Conagra Foods                         227,000           5,505
General Mills                         125,000           6,106
Heinz (H.J.)                          125,000           5,187
Sara Lee                              250,000           5,190
                                                   ----------
                                                       21,988
--------------------------------------------------------------------------------
FOOD-RETAIL -- 5.6%
Kroger*                               724,600          16,057
Safeway*                              299,000          13,461
                                                   ----------
                                                       29,518
                                                   ----------
TOTAL CONSUMER NON-CYCLICAL (COST $58,121)             60,475
                                                   ----------
--------------------------------------------------------------------------------
ENERGY -- 8.1%
OIL COMPANIES-INTEGRATED -- 3.3%
ChevronTexaco                          92,300           8,332
Royal Dutch Petroleum                 162,700           8,838
                                                   ----------
                                                       17,170
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
OIL REFINING & MARKETING -- 1.8%
Valero Energy                         189,000      $    9,359
                                                   ----------
                                                        9,359
--------------------------------------------------------------------------------
PIPELINES -- 3.0%
Dynegy                                180,300           5,229
Williams                              451,800          10,644
                                                   ----------
                                                       15,873
                                                   ----------
TOTAL ENERGY (COST $40,162)                            42,402
                                                   ----------
--------------------------------------------------------------------------------
FINANCIAL -- 17.4%
FINANCE-CONSUMER LOANS -- 1.4%
USA Education                          75,000           7,335
                                                   ----------
                                                        7,335
--------------------------------------------------------------------------------
FINANCE-MORTGAGE LOAN/BANKER -- 1.1%
Freddie Mac                            93,000           5,893
                                                   ----------
                                                        5,893
--------------------------------------------------------------------------------
FINANCIAL GUARANTEE INSURANCE -- 1.1%
AMBAC Financial Group                 100,000           5,907
                                                   ----------
                                                        5,907
--------------------------------------------------------------------------------
INSURANCE BROKERS -- 2.2%
AON                                   325,800          11,403
                                                   ----------
                                                       11,403
--------------------------------------------------------------------------------
LIFE/HEALTH INSURANCE -- 1.6%
Aflac                                 280,000           8,260
                                                   ----------
                                                        8,260
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 3.0%
Metlife                               247,000           7,780
Prudential Financial*                 256,800           7,974
                                                   ----------
                                                       15,754
--------------------------------------------------------------------------------
SUPER-REGIONAL BANKS-US -- 7.0%
FleetBoston Financial                 292,500          10,237
PNC Financial Services Group          260,800          16,037
US Bancorp                            224,000           5,056
Wells Fargo                           105,000           5,187
                                                   ----------
                                                       36,517
                                                   ----------
TOTAL FINANCIAL (COST $87,266)                         91,069
                                                   ----------
--------------------------------------------------------------------------------
HEALTH CARE -- 19.0%
MEDICAL PRODUCTS -- 0.7%
Becton Dickinson                      100,400           3,787
                                                   ----------
                                                        3,787
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 13.8%
Bristol-Myers Squibb                  544,400          22,043
Merck                                 439,700          25,318
Pharmacia                             308,800          13,921
Schering-Plough                       350,000          10,955
                                                   ----------
                                                       72,237
--------------------------------------------------------------------------------

                                [LOGO OMITTED] 68

                                                                      PBHG FUNDS

                                                         SCHEDULE OF INVESTMENTS
                                                         -----------------------
                                                            As of March 31, 2002

PBHG LARGE CAP VALUE FUND PLCVX


                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
MEDICAL-HMO -- 4.5%
Aetna                                 605,700      $   23,513
                                                   ----------
                                                       23,513
                                                   ----------
TOTAL HEALTH CARE (COST $97,644)                       99,537
                                                   ----------
--------------------------------------------------------------------------------
INDUSTRIAL -- 3.4%
AEROSPACE/DEFENSE -- 1.2%
Raytheon                              150,000           6,157
                                                   ----------
                                                        6,157
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE-EQUIPMENT -- 1.1%
General Dynamics                       65,000           6,107
                                                   ----------
                                                        6,107
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS-- 1.1%
Honeywell International               151,700           5,806
                                                   ----------
                                                        5,806
                                                   ----------
TOTAL INDUSTRIAL (COST $17,843)                        18,070
                                                   ----------
--------------------------------------------------------------------------------
SERVICES -- 2.1%
TELEPHONE-INTEGRATED -- 2.1%
SBC Communications                    290,000          10,858
                                                   ----------
                                                       10,858
                                                   ----------
TOTAL SERVICES (COST $11,049)                          10,858
                                                   ----------
--------------------------------------------------------------------------------
TECHNOLOGY -- 15.3%
APPLICATIONS SOFTWARE -- 2.1%
Microsoft*                            180,200          10,868
                                                   ----------
                                                       10,868
--------------------------------------------------------------------------------
COMPUTERS -- 1.0%
Sun Microsystems*                     612,800           5,405
                                                   ----------
                                                        5,405
--------------------------------------------------------------------------------
COMPUTERS-PERIPHERAL EQUIPMENT -- 2.6%
Lexmark International*                241,700          13,820
                                                   ----------
                                                       13,820
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 2.2%
EMC*                                  950,000          11,324
                                                   ----------
                                                       11,324
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 2.2%
First Data                            131,000          11,430
                                                   ----------
                                                       11,430
--------------------------------------------------------------------------------
ELECTRONIC DESIGN AUTOMATION -- 1.1%
Cadence Design Systems*               250,000           5,652
                                                   ----------
                                                        5,652
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 1.4%
BMC Software*                         375,000           7,294
                                                   ----------
                                                        7,294
--------------------------------------------------------------------------------

                                     Shares/Face       Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 1.1%
Scientific-Atlanta                    250,000      $    5,775
                                                   ----------
                                                        5,775
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 1.6%
Motorola                              605,000           8,591
                                                   ----------
                                                        8,591
                                                   ----------
TOTAL TECHNOLOGY (COST $79,306)                        80,159
                                                   ----------
--------------------------------------------------------------------------------
TRANSPORTATION -- 1.1%
TRANSPORTATION-RAIL -- 1.1%
Union Pacific                          93,300           5,798
                                                   ----------
                                                        5,798
                                                   ----------
TOTAL TRANSPORTATION (COST $5,684)                      5,798
                                                   ----------
--------------------------------------------------------------------------------
UTILITIES -- 7.6%
ELECTRIC-INTEGRATED -- 4.1%
Duke Energy                           154,000           5,821
FirstEnergy                           275,700           9,534
FPL Group                             101,200           6,026
                                                   ----------
                                                       21,381
--------------------------------------------------------------------------------
INDEPENDENT POWER PRODUCER -- 3.5%
Calpine*                              436,900           5,549
Mirant*                               687,200           9,930
Reliant Resources*                    185,400           3,135
                                                   ----------
                                                       18,614
                                                   ----------
TOTAL UTILITIES (COST $36,897)                         39,995
                                                   ----------
TOTAL COMMON STOCK (COST $479,724)                    495,171
                                                   ----------
--------------------------------------------------------------------------------
INVESTMENT COMPANIES -- 2.2%
INDEX FUND-LARGE CAP -- 2.2%
S&P 500 Depositary Receipts           100,000          11,452
                                                   ----------
                                                       11,452
                                                   ----------
TOTAL INVESTMENT COMPANIES (COST $11,438)              11,452
                                                   ----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 15.5%
Greenwich Capital
   1.85%, dated 03/28/02, matures
   04/01/02, repurchase price $40,008,222
   (collateralized by U.S. Government
   Obligations: total market
   value $40,800,517)(A)              $40,000          40,000
JP Morgan Chase
   1.85%, dated 03/28/02, matures
   04/01/02, repurchase price $41,424,101
   (collateralized by U.S. Government
   Obligations: total market
   value $42,248,298)(A)               41,416          41,416
                                                   ----------
TOTAL REPURCHASE AGREEMENTS (COST $81,416)             81,416
                                                   ----------
TOTAL INVESTMENTS-- 112.1% (COST $572,578)         $  588,039
                                                   ==========


Percentages are based on Net Assets of $524,431,492
* Non-income producing security.
(A) -- Tri-party repurchase agreement
Cl -- Class


The accompanying notes are an integral part of the financial statements.

                               [LOGO OMITTED] 69

            PBHG FUNDS

STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2002

 PBHG MID-CAP VALUE FUND PBMCX


                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 92.0%
BASIC MATERIALS -- 1.7%
CHEMICALS-DIVERSIFIED -- 0.5%
Lyondell Chemical                     142,400      $    2,365
                                                   ----------
                                                        2,365
--------------------------------------------------------------------------------
CHEMICALS-SPECIALTY -- 0.8%
Eastman Chemical                       55,000           2,683
Ecolab                                 24,800           1,134
                                                   ----------
                                                        3,817
--------------------------------------------------------------------------------
METAL-DIVERSIFIED -- 0.4%
Inco*                                  89,700           1,756
                                                   ----------
                                                        1,756
                                                   ----------
TOTAL BASIC MATERIALS (COST $6,386)                     7,938
                                                   ----------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 14.3%
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL -- 0.4%
Delphi                                124,000           1,983
                                                   ----------
                                                        1,983
--------------------------------------------------------------------------------
CABLE TV -- 1.6%
Adelphia Communications, Cl A*        254,100           3,786
USA Networks*                         108,500           3,447
                                                   ----------
                                                        7,233
--------------------------------------------------------------------------------
CASINO HOTELS -- 1.3%
Harrah's Entertainment*                30,700           1,359
Park Place Entertainment*             426,900           4,504
                                                   ----------
                                                        5,863
--------------------------------------------------------------------------------
MOTION PICTURES & SERVICES -- 0.9%
Metro-Goldwyn-Mayer*                  258,300           4,293
                                                   ----------
                                                        4,293
--------------------------------------------------------------------------------
MULTIMEDIA -- 0.6%
Scripps (E.W.), Cl A                   36,800           3,022
                                                   ----------
                                                        3,022
--------------------------------------------------------------------------------
PUBLISHING-NEWSPAPERS -- 0.6%
Dow Jones                              49,400           2,876
                                                   ----------
                                                        2,876
--------------------------------------------------------------------------------
PUBLISHING-PERIODICALS -- 1.5%
Readers Digest Association            306,150           6,861
                                                   ----------
                                                        6,861
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 1.0%
Abercrombie & Fitch*                  155,300           4,783
                                                   ----------
                                                        4,783
--------------------------------------------------------------------------------
RETAIL-CONSUMER ELECTRONICS -- 0.3%
RadioShack                             46,200           1,388
                                                   ----------
                                                        1,388
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
RETAIL-DISCOUNT -- 1.7%
BJ's Wholesale Club*                  176,800      $    7,903
                                                   ----------
                                                        7,903
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 1.6%
Brinker International*                223,100           7,231
                                                   ----------
                                                        7,231
--------------------------------------------------------------------------------
RETAIL-TOY STORE -- 1.5%
Toys R US*                            393,500           7,067
                                                   ----------
                                                        7,067
--------------------------------------------------------------------------------
TOYS -- 1.3%
Mattel                                289,800           6,039
                                                   ----------
                                                        6,039
                                                   ----------
TOTAL CONSUMER CYCLICAL (COST $63,787)                 66,542
                                                   ----------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 5.8%
BEVERAGES-NON-ALCOHOLIC -- 1.4%
Panamerican Beverage                  202,000           3,669
PepsiAmericas                         187,400           2,702
                                                   ----------
                                                        6,371
--------------------------------------------------------------------------------
CONSUMER PRODUCTS-MISCELLANEOUS -- 1.7%
Dial                                  168,300           3,033
Tupperware                            210,800           4,796
                                                   ----------
                                                        7,829
--------------------------------------------------------------------------------
FOOD-RETAIL -- 0.8%
Kroger*                               164,000           3,634
                                                   ----------
                                                        3,634
--------------------------------------------------------------------------------
FOOD-WHOLESALE/DISTRIBUTION -- 0.8%
Supervalu                             156,200           4,030
                                                   ----------
                                                        4,030
--------------------------------------------------------------------------------
TOBACCO -- 1.1%
Loews (Carolina Group)*               174,600           5,236
                                                   ----------
                                                        5,236
                                                   ----------
TOTAL CONSUMER NON-CYCLICAL (COST $24,433)             27,100
                                                   ----------
--------------------------------------------------------------------------------
ENERGY -- 4.3%
OIL & GAS DRILLING -- 1.5%
Ensco International                   110,500           3,330
Nabors Industries*                     89,700           3,790
                                                   ----------
                                                        7,120
--------------------------------------------------------------------------------
OIL COMPANIES-EXPLORATION & PRODUCTION-- 1.7%
Apache                                 41,690           2,371
Burlington Resources                   74,300           2,979
Spinnaker Exploration*                 61,300           2,553
                                                   ----------
                                                        7,903
--------------------------------------------------------------------------------

                                [LOGO OMITTED] 70

                                                                      PBHG FUNDS

                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2002

                                                   PBHG MID-CAP VALUE FUND PBMCX


                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
OIL FIELD MACHINERY & EQUIPMENT -- 0.3%
FMC Technologies*                      68,444      $    1,364
                                                   ----------
                                                        1,364
--------------------------------------------------------------------------------
OIL REFINING & MARKETING -- 0.8%
Valero Energy                          69,000           3,417
                                                   ----------
                                                        3,417
                                                   ----------
TOTAL ENERGY (COST $17,147)                            19,804
                                                   ----------
--------------------------------------------------------------------------------
FINANCIAL -- 19.7%
COMMERCIAL BANKS-WESTERN US -- 1.1%
Zions Bancorporation                   86,500           5,127
                                                   ----------
                                                        5,127
--------------------------------------------------------------------------------
FIDUCIARY BANKS -- 1.0%
Wilmington Trust                       70,000           4,712
                                                   ----------
                                                        4,712
--------------------------------------------------------------------------------
FINANCE-MORTGAGE LOAN/BANKER -- 1.3%
Countrywide Credit                    134,700           6,028
                                                   ----------
                                                        6,028
--------------------------------------------------------------------------------
FINANCIAL GUARANTEE INSURANCE -- 0.4%
Radian Group                           42,000           2,061
                                                   ----------
                                                        2,061
--------------------------------------------------------------------------------
INSURANCE BROKERS -- 0.8%
Willis Group*                         153,600           3,794
                                                   ----------
                                                        3,794
--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT/ADVISORY SERVICES-- 2.4%
Federated Investors                    70,600           2,284
Franklin Resources                    123,700           5,185
Waddell & Reed Financial              119,800           3,652
                                                   ----------
                                                       11,121
--------------------------------------------------------------------------------
LIFE/HEALTH INSURANCE -- 2.3%
Principal Financial Group*            188,000           4,756
Protective Life                        74,100           2,311
UnumProvident                         138,100           3,857
                                                   ----------
                                                       10,924
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 3.9%
Allmerica Financial                   164,800           7,400
Hartford Financial Services Group      70,000           4,768
HCC Insurance Holdings                 47,200           1,319
Prudential Financial*                 144,400           4,484
                                                   ----------
                                                       17,971
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 2.4%
ACE                                   113,700           4,741
Travelers Property Casualty*          310,800           6,216
                                                   ----------
                                                       10,957
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
REINSURANCE -- 0.9%
Odyssey Re Holdings                   275,200      $    4,400
                                                   ----------
                                                        4,400
--------------------------------------------------------------------------------
REITS-APARTMENTS -- 0.7%
Archstone-Smith Trust                 122,382           3,279
                                                   ----------
                                                        3,279
--------------------------------------------------------------------------------
REITS-OFFICE PROPERTY -- 1.1%
Boston Properties                      58,100           2,292
Equity Office Properties Trust         89,452           2,683
                                                   ----------
                                                        4,975
--------------------------------------------------------------------------------
S&L/THRIFTS-CENTRAL US -- 0.4%
Charter One Financial                  56,028           1,749
                                                   ----------
                                                        1,749
--------------------------------------------------------------------------------
S&L/THRIFTS-WESTERN US -- 0.5%
Golden State Bancorp                   76,900           2,283
                                                   ----------
                                                        2,283
--------------------------------------------------------------------------------
SUPER-REGIONAL BANKS-US -- 0.5%
National City                          74,100           2,279
                                                   ----------
                                                        2,279
                                                   ----------
TOTAL FINANCIAL (COST $83,776)                         91,660
                                                   ----------
--------------------------------------------------------------------------------
HEALTH CARE -- 13.9%
DISPOSABLE MEDICAL PRODUCTS -- 1.6%
Bard (C.R.)                           123,700           7,304
                                                   ----------
                                                        7,304
--------------------------------------------------------------------------------
MEDICAL LABS & TESTING SERVICES -- 0.7%
Quest Diagnostics*                     38,800           3,215
                                                   ----------
                                                        3,215
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 2.2%
Enzon*                                 93,600           4,145
Idec Pharmaceuticals*                  69,700           4,482
Immunex*                               54,700           1,655
                                                   ----------
                                                       10,282
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 1.2%
Medimmune*                             60,000           2,360
Teva Pharmaceutical Industries ADR     61,300           3,351
                                                   ----------
                                                        5,711
--------------------------------------------------------------------------------
MEDICAL-GENERIC DRUGS -- 0.9%
Watson Pharmaceuticals*               148,800           4,031
                                                   ----------
                                                        4,031
--------------------------------------------------------------------------------
MEDICAL-HMO -- 2.7%
Aetna                                 165,000           6,405
Health Net*                           124,700           3,422
Wellpoint Health Networks*             39,800           2,534
                                                   ----------
                                                       12,361
--------------------------------------------------------------------------------

                                [LOGO OMITTED] 71

            PBHG FUNDS

STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2002

 PBHG MID-CAP VALUE FUND PBMCX


                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
MEDICAL-HOSPITALS -- 1.2%
Community Health Systems*             246,000      $    5,439
                                                   ----------
                                                        5,439
--------------------------------------------------------------------------------
MEDICAL-OUTPATIENT/HOME MEDICAL -- 2.0%
Lincare Holdings*                     345,800           9,378
                                                   ----------
                                                        9,378
--------------------------------------------------------------------------------
PHARMACY SERVICES -- 0.5%
Omnicare                               93,300           2,416
                                                   ----------
                                                        2,416
--------------------------------------------------------------------------------
PHYSICAL THERAPY/REHABILITATION CENTERS-- 0.9%
Healthsouth*                          303,600           4,357
                                                   ----------
                                                        4,357
                                                   ----------
TOTAL HEALTH CARE (COST $59,415)                       64,494
                                                   ----------
--------------------------------------------------------------------------------
INDUSTRIAL -- 7.0%
AEROSPACE/DEFENSE -- 2.1%
Raytheon                              149,100           6,121
Titan*                                166,500           3,438
                                                   ----------
                                                        9,559
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS-- 1.4%
Eaton                                  23,000           1,863
Textron                                93,900           4,798
                                                   ----------
                                                        6,661
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS-- 0.8%
Vishay Intertechnology*               179,600           3,653
                                                   ----------
                                                        3,653
--------------------------------------------------------------------------------
ELECTRONIC MEASURING INSTRUMENTS -- 0.3%
Tektronix*                             49,600           1,174
                                                   ----------
                                                        1,174
--------------------------------------------------------------------------------
ELECTRONIC PARTS DISTRIBUTION -- 0.7%
Avnet                                 129,176           3,495
                                                   ----------
                                                        3,495
--------------------------------------------------------------------------------
FILTRATION/SEPARATION PRODUCTS -- 0.4%
Pall                                   98,500           2,018
                                                   ----------
                                                        2,018
--------------------------------------------------------------------------------
INSTRUMENTS-SCIENTIFIC -- 0.5%
PerkinElmer                           122,600           2,268
                                                   ----------
                                                        2,268
--------------------------------------------------------------------------------
NON-HAZARDOUS WASTE DISPOSAL -- 0.8%
Republic Services*                    197,900           3,697
                                                   ----------
                                                        3,697
                                                   ----------
TOTAL INDUSTRIAL (COST $29,394)                        32,525
                                                   ----------
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
SERVICES -- 8.2%
COMMERCIAL SERVICES -- 1.5%
Iron Mountain*                         43,650      $    1,384
Quintiles Transnational*              320,500           5,689
                                                   ----------
                                                        7,073
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 4.2%
Ceridian*                             148,300           3,270
DST Systems*                          262,400          13,067
Sungard Data Systems*                  99,300           3,274
                                                   ----------
                                                       19,611
--------------------------------------------------------------------------------
DIRECT MARKETING -- 0.9%
Catalina Marketing*                    28,600           1,044
Harte-Hanks                           104,900           3,319
                                                   ----------
                                                        4,363
--------------------------------------------------------------------------------
RENTAL AUTO/EQUIPMENT -- 0.6%
Rent-A-Center*                         49,600           2,534
                                                   ----------
                                                        2,534
--------------------------------------------------------------------------------
TELEPHONE-INTEGRATED -- 1.0%
Telephone & Data Systems               51,100           4,510
                                                   ----------
                                                        4,510
                                                   ----------
TOTAL SERVICES (COST $33,881)                          38,091
                                                   ----------
--------------------------------------------------------------------------------
TECHNOLOGY -- 11.2%
APPLICATIONS SOFTWARE -- 4.1%
Citrix Systems*                       388,600           6,715
Intuit*                               200,200           7,680
Parametric Technology*                374,900           2,264
Rational Software*                    157,100           2,487
                                                   ----------
                                                       19,146
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 0.5%
Henry (Jack) & Associates             103,800           2,302
                                                   ----------
                                                        2,302
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 0.5%
International Rectifier*               49,600           2,252
                                                   ----------
                                                        2,252
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 0.8%
BMC Software*                         205,400           3,995
                                                   ----------
                                                        3,995
--------------------------------------------------------------------------------
INTERNET INFRASTRUCTURE EQUIPMENT -- 1.5%
Avocent*                              257,200           6,891
                                                   ----------
                                                        6,891
--------------------------------------------------------------------------------
INTERNET SECURITY -- 0.4%
Network Associates*                    77,600           1,878
                                                   ----------
                                                        1,878
--------------------------------------------------------------------------------

                                [LOGO OMITTED] 72

                                          PBHG FUNDS

                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2002

                                                   PBHG MID-CAP VALUE FUND PBMCX


                                    Shares/Face        Market
Description                        Amount (000)      Value (000)
--------------------------------------------------------------------------------
SATELLITE TELECOMMUNICATIONS -- 0.7%
Hughes Electronics*                   196,800      $    3,237
                                                   ----------
                                                        3,237
--------------------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 1.7%
Comverse Technology*                  239,800           3,038
Scientific-Atlanta                    209,300           4,835
                                                   ----------
                                                        7,873
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 0.7%
Amdocs*                               131,500           3,505
                                                   ----------
                                                        3,505
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 0.3%
RF Micro Devices*                      69,200           1,239
                                                   ----------
                                                        1,239
                                                   ----------
TOTAL TECHNOLOGY (COST $48,269)                        52,318
                                                   ----------
--------------------------------------------------------------------------------
UTILITIES -- 5.9%
ELECTRIC-INTEGRATED -- 4.8%
Allete                                126,200           3,671
Dominion Resources                     99,100           6,458
DTE Energy                             51,500           2,343
Edison International*                  99,300           1,663
Public Service Enterprise Group        98,900           4,530
XCEL Energy                           148,100           3,754
                                                   ----------
                                                       22,419
--------------------------------------------------------------------------------
INDEPENDENT POWER PRODUCER -- 1.1%
Calpine*                              402,900           5,117
                                                   ----------
                                                        5,117
                                                   ----------
TOTAL UTILITIES (COST $22,673)                         27,536
                                                   ----------
TOTAL COMMON STOCK (COST $389,161)                    428,008
                                                   ----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 6.4%
Greenwich
   1.85%, dated 03/28/02, matures
   04/01/02, repurchase price $21,587,782
   (collateralized by U.S. Government
   Obligations: total market
   value $22,017,061)(A)              $21,583          21,583
Morgan Stanley
   1.85%, dated 03/28/02, matures
   04/01/02, repurchase price $8,001,644
   (collateralized by U.S. Government
   Obligations: total market
   value $8,244,715)(A)                 8,000           8,000
                                                   ----------
TOTAL REPURCHASE AGREEMENTS (COST $29,583)             29,583
                                                   ----------
TOTAL INVESTMENTS-- 98.4% (COST $418,744)             457,591
                                                   ----------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 1.6%
Receivable for Investment Securities Sold              16,703
Payable for Investment Securities Purchased           (11,197)
Other Assets and Liabilities, Net                       2,017
                                                   ----------
TOTAL OTHER ASSETS AND LIABILITIES, NET                 7,523
                                                   ----------

                                                       Market
Description                                          Value (000)
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of PBHG Class ($0.001 par value)
   based on 29,543,567 outstanding shares
   of common stock                                 $  440,999
Fund Shares of Advisor Class ($0.001 par value)
   based on 8,053 outstanding shares of common
   stock                                                  113
Accumulated net realized loss on investments          (14,845)
Unrealized appreciation on investments                 38,847
                                                   ----------
TOTAL NET ASSETS-- 100.0%                          $  465,114
                                                   ==========

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE-- PBHG CLASS                         $15.74
                                                       ======

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE-- ADVISOR CLASS                      $15.72
                                                       ======

* Non-income producing security.
(A)-- Tri-party repurchase agreement
ADR-- American Depositary Receipt
Cl-- Class
REIT-- Real Estate Investment Trust


The accompanying notes are an integral part of the financial statements.

                               [LOGO OMITTED] 73

            PBHG FUNDS

STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2002

 PBHG SMALL CAP VALUE FUND PBSVX


                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 94.4%
BASIC MATERIALS -- 6.0%
ADVANCED MATERIALS/PRODUCTS -- 1.2%
Coorstek*                              91,000      $    3,496
                                                   ----------
                                                        3,496
--------------------------------------------------------------------------------
AGRICULTURAL CHEMICALS -- 1.8%
IMC Global                            362,200           5,342
                                                   ----------
                                                        5,342
--------------------------------------------------------------------------------
CHEMICALS-DIVERSIFIED -- 0.1%
Solutia                                30,700             267
                                                   ----------
                                                          267
--------------------------------------------------------------------------------
CHEMICALS-SPECIALTY -- 0.2%
Cytec Industries*                      20,900             636
                                                   ----------
                                                          636
--------------------------------------------------------------------------------
METAL-DIVERSIFIED -- 0.3%
Freeport-McMoran Copper & Gold, Cl B*  58,400           1,029
                                                   ----------
                                                        1,029
--------------------------------------------------------------------------------
PAPER & RELATED PRODUCTS -- 0.7%
Glatfelter                             91,000           1,633
Louisiana-Pacific                      30,400             326
                                                   ----------
                                                        1,959
--------------------------------------------------------------------------------
PRECIOUS METALS -- 1.5%
Stillwater Mining*                    241,200           4,547
                                                   ----------
                                                        4,547
--------------------------------------------------------------------------------
STEEL-PRODUCERS -- 0.2%
Carpenter Technology                   15,300             443
                                                   ----------
                                                          443
                                                   ----------
TOTAL BASIC MATERIALS (COST $15,266)                   17,719
                                                   ----------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 20.0%
AUDIO/VIDEO PRODUCTS -- 1.8%
Harman International                   65,800           3,248
Polycom*                               79,600           1,958
                                                   ----------
                                                        5,206
--------------------------------------------------------------------------------
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL-- 0.9%
Autoliv                                69,200           1,678
Tower Automotive*                      79,300           1,109
                                                   ----------
                                                        2,787
--------------------------------------------------------------------------------
CABLE TV -- 2.6%
Insight Communications*               128,300           2,688
Lodgenet Entertainment*                90,500           1,547
Mediacom Communications*              232,900           3,263
                                                   ----------
                                                        7,498
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
CASINO HOTELS -- 1.5%
Station Casinos*                      269,600      $    4,489
                                                   ----------
                                                        4,489
--------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 0.8%
Bell Microproducts*                   230,900           2,401
                                                   ----------
                                                        2,401
--------------------------------------------------------------------------------
LEISURE & RECREATIONAL PRODUCTS -- 0.5%
WMS Industries*                        82,600           1,570
                                                   ----------
                                                        1,570
--------------------------------------------------------------------------------
MOTION PICTURES & SERVICES -- 0.5%
Zomax*                                182,000           1,329
                                                   ----------
                                                        1,329
--------------------------------------------------------------------------------
PUBLISHING-BOOKS -- 0.4%
Scholastic*                            23,600           1,279
                                                   ----------
                                                        1,279
--------------------------------------------------------------------------------
PUBLISHING-NEWSPAPERS -- 0.6%
Journal Register*                      34,300             727
Pulitzer                               21,200           1,134
                                                   ----------
                                                        1,861
--------------------------------------------------------------------------------
RADIO -- 0.6%
Cumulus Media*                         51,300             918
Spanish Broadcasting System*           54,300             736
                                                   ----------
                                                        1,654
--------------------------------------------------------------------------------
RECREATIONAL CENTERS -- 0.3%
Bally Total Fitness*                   45,800           1,005
                                                   ----------
                                                        1,005
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 1.4%
Kenneth Cole Productions, Cl A*        87,700           1,760
Men's Wearhouse*                       78,700           1,838
Pacific Sunwear of California*         24,600             605
                                                   ----------
                                                        4,203
--------------------------------------------------------------------------------
RETAIL-AUTO PARTS -- 0.7%
Advance Auto Parts*                    46,700           2,148
                                                   ----------
                                                        2,148
--------------------------------------------------------------------------------
RETAIL-BEDDING -- 1.2%
Linens 'N Things*                     114,900           3,508
                                                   ----------
                                                        3,508
--------------------------------------------------------------------------------
RETAIL-COMPUTER EQUIPMENT -- 0.4%
PC Connection*                         98,300           1,038
                                                   ----------
                                                        1,038
--------------------------------------------------------------------------------
RETAIL-CONSUMER ELECTRONICS -- 0.5%
Tweeter Home Entertainment Group*      36,400             712
Ultimate Electronics*                  25,000             701
                                                   ----------
                                                        1,413
--------------------------------------------------------------------------------

                                                    [LOGO OMITTED]  74

                                             PBHG FUNDS

                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2002

                                                 PBHG SMALL CAP VALUE FUND PBSVX


                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
RETAIL-CONVENIENCE STORE -- 1.2%
7-Eleven*                             109,700      $    1,223
Casey's General Stores                163,700           2,210
                                                   ----------
                                                        3,433
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 1.8%
Buca*                                 195,000           3,543
CEC Entertainment*                     27,200           1,257
Papa John's International*             13,500             376
                                                   ----------
                                                        5,176
--------------------------------------------------------------------------------
TELEVISION -- 1.5%
Paxson Communications*                 77,100             845
Young Broadcasting, Cl A*             143,900           3,596
                                                   ----------
                                                        4,441
--------------------------------------------------------------------------------
THEATERS -- 0.8%
AMC Entertainment*                    168,200           2,294
                                                   ----------
                                                        2,294
                                                   ----------
TOTAL CONSUMER CYCLICAL (COST $50,242)                 58,733
                                                   ----------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 3.2%
CONSUMER PRODUCTS-MISCELLANEOUS -- 0.5%
Playtex Products*                     137,400           1,492
                                                   ----------
                                                        1,492
--------------------------------------------------------------------------------
FOOD-MISCELLANEOUS/DIVERSIFIED -- 1.2%
Dole Food                              40,200           1,246
Hain Celestial Group*                 101,800           2,265
                                                   ----------
                                                        3,511
--------------------------------------------------------------------------------
FOOD-RETAIL -- 0.6%
Winn-Dixie Stores                     117,800           1,890
                                                   ----------
                                                        1,890
--------------------------------------------------------------------------------
FOOD-WHOLESALE/DISTRIBUTION -- 0.9%
Fleming                               111,400           2,495
                                                   ----------
                                                        2,495
                                                   ----------
TOTAL CONSUMER NON-CYCLICAL (COST $8,368)               9,388
                                                   ----------
--------------------------------------------------------------------------------
ENERGY -- 4.7%
OIL & GAS DRILLING -- 0.6%
Atwood Oceanic*                        39,600           1,818
                                                   ----------
                                                        1,818
--------------------------------------------------------------------------------
OIL COMPANIES-EXPLORATION & PRODUCTION-- 0.5%
Spinnaker Exploration*                 38,800           1,616
                                                   ----------
                                                        1,616
--------------------------------------------------------------------------------
OIL FIELD MACHINERY & EQUIPMENT -- 2.0%
Hydril*                                25,800             629
Universal Compression*                197,800           5,222
                                                   ----------
                                                        5,851
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
OIL REFINING & MARKETING -- 0.4%
Tesoro Petroleum*                      78,800      $    1,107
                                                   ----------
                                                        1,107
--------------------------------------------------------------------------------
OIL-FIELD SERVICES -- 1.2%
CAL Dive International*                68,900           1,716
Global Industries*                     90,400             843
Newpark Resources*                    121,700             943
                                                   ----------
                                                        3,502
                                                   ----------
TOTAL ENERGY (COST $12,536)                            13,894
                                                   ----------
--------------------------------------------------------------------------------
FINANCIAL -- 10.4%
COMMERCIAL BANKS-WESTERN US -- 1.0%
City National                          56,700           2,983
                                                   ----------
                                                        2,983
--------------------------------------------------------------------------------
INVESTMENT COMPANIES -- 0.5%
Medallion Financial                   176,800           1,374
                                                   ----------
                                                        1,374
--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT/ADVISORY SERVICES-- 1.9%
Affiliated Managers Group*             57,100           4,101
Federated Investors                    44,600           1,443
                                                   ----------
                                                        5,544
--------------------------------------------------------------------------------
LIFE/HEALTH INSURANCE -- 1.3%
Scottish Annuity & Life Holdings      108,100           2,054
Stancorp Financial Group               31,200           1,716
                                                   ----------
                                                        3,770
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 0.9%
HCC Insurance Holdings                 91,700           2,563
                                                   ----------
                                                        2,563
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 0.5%
First American                         69,800           1,485
                                                   ----------
                                                        1,485
--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT/SERVICES -- 0.5%
Trammell Crow*                        102,800           1,491
                                                   ----------
                                                        1,491
--------------------------------------------------------------------------------
REINSURANCE -- 1.0%
Odyssey Re Holdings                   179,000           2,862
                                                   ----------
                                                        2,862
--------------------------------------------------------------------------------
REITS-OFFICE PROPERTY -- 0.7%
Mack-Cali Realty                       60,300           2,091
                                                   ----------
                                                        2,091
--------------------------------------------------------------------------------
REITS-REGIONAL MALLS -- 0.5%
Rouse                                  46,100           1,428
                                                   ----------
                                                        1,428
--------------------------------------------------------------------------------

                                [LOGO OMITTED] 75

            PBHG FUNDS

STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2002

 PBHG SMALL CAP VALUE FUND PBSVX


                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
S&L/THRIFTS-EASTERN US -- 0.4%
Berkshire Hills Bancorp                51,400      $    1,139
                                                   ----------
                                                        1,139
--------------------------------------------------------------------------------
S&L/THRIFTS-SOUTHERN US -- 1.2%
Ocwen Financial*                      554,400           3,653
                                                   ----------
                                                        3,653
                                                   ----------
TOTAL FINANCIAL (COST $26,469)                         30,383
                                                   ----------
--------------------------------------------------------------------------------
HEALTH CARE -- 14.1%
DIALYSIS CENTERS -- 0.4%
Renal Care Group*                      35,400           1,161
                                                   ----------
                                                        1,161
--------------------------------------------------------------------------------
HEALTH CARE COST CONTAINMENT -- 1.6%
Hooper Holmes                         457,500           4,799
                                                   ----------
                                                        4,799
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 0.5%
Edwards Lifesciences*                  48,200           1,347
                                                   ----------
                                                        1,347
--------------------------------------------------------------------------------
MEDICAL LABS & TESTING SERVICES -- 0.7%
Covance*                              103,900           2,107
                                                   ----------
                                                        2,107
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 2.6%
Haemonetics*                          225,200           7,148
Zoll Medical*                          15,400             591
                                                   ----------
                                                        7,739
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 0.8%
Digene*                                70,000           2,503
                                                   ----------
                                                        2,503
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 2.1%
Adolor*                               109,700           1,223
Cima Labs*                            183,100           4,880
                                                   ----------
                                                        6,103
--------------------------------------------------------------------------------
MEDICAL-GENERIC DRUGS -- 0.2%
Alpharma, Cl A                         36,500             522
                                                   ----------
                                                          522
--------------------------------------------------------------------------------
MEDICAL-HMO -- 2.1%
Coventry Health Care*                  72,300           1,880
Health Net*                            57,800           1,586
Humana*                               196,400           2,657
                                                   ----------
                                                        6,123
--------------------------------------------------------------------------------
MEDICAL-NURSING HOMES -- 1.0%
Beverly Enterprises*                  398,400           2,869
                                                   ----------
                                                        2,869
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
PHARMACY SERVICES -- 1.4%
Omnicare                               90,800      $    2,351
Syncor International*                  59,600           1,624
                                                   ----------
                                                        3,975
--------------------------------------------------------------------------------
THERAPEUTICS -- 0.7%
NPS Pharmaceuticals*                   52,500           1,713
Titan Pharmaceuticals*                 45,400             318
                                                   ----------
                                                        2,031
                                                   ----------
TOTAL HEALTH CARE (COST $34,875)                       41,279
                                                   ----------
--------------------------------------------------------------------------------
INDUSTRIAL -- 9.4%
AEROSPACE/DEFENSE -- 0.5%
Teledyne Technologies*                 93,900           1,557
                                                   ----------
                                                        1,557
--------------------------------------------------------------------------------
BUILDING PRODUCTS-CEMENT/AGGREGATE-- 0.0%
Texas Industries                          300              12
                                                   ----------
                                                           12
--------------------------------------------------------------------------------
BUILDING PRODUCTS-LIGHT FIXTURES -- 0.3%
Genlyte Group*                         24,900             935
                                                   ----------
                                                          935
--------------------------------------------------------------------------------
CIRCUIT BOARDS -- 0.7%
DDI*                                  237,100           2,023
                                                   ----------
                                                        2,023
--------------------------------------------------------------------------------
CONTAINERS-METAL/GLASS -- 0.4%
Crown Cork & Seal*                    140,100           1,254
                                                   ----------
                                                        1,254
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS-- 1.0%
DSP Group*                            144,300           2,954
                                                   ----------
                                                        2,954
--------------------------------------------------------------------------------
ELECTRONIC MEASURING INSTRUMENTS -- 0.7%
Molecular Devices*                    108,600           1,973
                                                   ----------
                                                        1,973
--------------------------------------------------------------------------------
ELECTRONIC PARTS DISTRIBUTION -- 0.8%
Avnet                                  82,839           2,242
                                                   ----------
                                                        2,242
--------------------------------------------------------------------------------
HAZARDOUS WASTE DISPOSAL -- 0.7%
Stericycle*                            33,200           2,077
                                                   ----------
                                                        2,077
--------------------------------------------------------------------------------
INSTRUMENTS-SCIENTIFIC -- 1.0%
Fisher Scientific International*      101,000           2,838
                                                   ----------
                                                        2,838
--------------------------------------------------------------------------------
LASERS-SYSTEMS/COMPONENTS -- 0.4%
Coherent*                              37,500           1,271
                                                   ----------
                                                        1,271
--------------------------------------------------------------------------------

                                [LOGO OMITTED] 76

                                            PBHG FUNDS

                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2002

                                                 PBHG SMALL CAP VALUE FUND PBSVX


                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
MACHINERY-PUMPS -- 1.1%
Flowserve*                             97,000      $    3,105
                                                   ----------
                                                        3,105
--------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING -- 0.4%
Aptargroup                             35,600           1,248
                                                   ----------
                                                        1,248
--------------------------------------------------------------------------------
POWER CONVERSION/SUPPLY EQUIPMENT -- 0.7%
Artesyn Technologies*                  94,100             876
Power-One*                            127,900           1,046
                                                   ----------
                                                        1,922
--------------------------------------------------------------------------------
STEEL PIPE & TUBE -- 0.7%
Shaw Group*                            74,100           2,038
                                                   ----------
                                                        2,038
                                                   ----------
TOTAL INDUSTRIAL (COST $25,739)                        27,449
                                                   ----------
--------------------------------------------------------------------------------
SERVICES -- 10.6%
ADVERTISING SERVICES -- 0.6%
Getty Images*                          35,100           1,052
R.H. Donnelley*                        23,200             706
                                                   ----------
                                                        1,758
--------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 0.6%
Alliance Data Systems*                 70,700           1,777
                                                   ----------
                                                        1,777
--------------------------------------------------------------------------------
COMMERCIAL SERVICES-FINANCE -- 1.3%
PRG-Schultz International*            264,800           3,720
                                                   ----------
                                                        3,720
--------------------------------------------------------------------------------
CONSULTING SERVICES -- 3.2%
DiamondCluster International*         110,900           1,433
Forrester Research*                    97,200           1,857
PDI*                                  146,300           2,481
Watson Wyatt*                         129,400           3,539
                                                   ----------
                                                        9,310
--------------------------------------------------------------------------------
DIRECT MARKETING -- 2.7%
Advo*                                 122,000           5,153
Catalina Marketing*                    17,700             646
Valuevision International, Cl A*      108,000           2,241
                                                   ----------
                                                        8,040
--------------------------------------------------------------------------------
RESEARCH & DEVELOPMENT -- 1.3%
Parexel International*                105,000           1,684
Pharmaceutical Product Development*    60,300           2,102
                                                   ----------
                                                        3,786
--------------------------------------------------------------------------------
SCHOOLS -- 0.9%
Edison Schools*                       145,700           2,025
Learning Tree International*           25,200             610
                                                   ----------
                                                        2,635
                                                   ----------
TOTAL SERVICES (COST $28,103)                          31,026
                                                   ----------
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
TECHNOLOGY -- 14.1%
APPLICATIONS SOFTWARE -- 1.6%
Peregrine Systems*                    486,740      $    4,634
                                                   ----------
                                                        4,634
--------------------------------------------------------------------------------
COMPUTER GRAPHICS -- 1.1%
Pixar*                                 87,100           3,205
                                                   ----------
                                                        3,205
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 0.3%
Radiant Systems*                      100,400             909
                                                   ----------
                                                          909
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 1.8%
Maxtor*                               129,900             903
Silicon Storage Technology*           334,000           3,524
Western Digital*                      144,300             899
                                                   ----------
                                                        5,326
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 1.5%
Choicepoint*                           50,900           2,932
Fair Isaac                             22,950           1,455
                                                   ----------
                                                        4,387
--------------------------------------------------------------------------------
DECISION SUPPORT SOFTWARE -- 0.3%
Wind River Systems*                    60,800             826
                                                   ----------
                                                          826
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 0.4%
MIPS Technologies, Cl A*              158,700           1,168
                                                   ----------
                                                        1,168
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 1.0%
JDA Software Group*                    56,800           1,811
Micromuse*                            115,800           1,014
                                                   ----------
                                                        2,825
--------------------------------------------------------------------------------
INTERNET APPLICATION SOFTWARE -- 0.5%
Vignette*                             453,500           1,560
                                                   ----------
                                                        1,560
--------------------------------------------------------------------------------
INTERNET INFRASTRUCTURE EQUIPMENT -- 1.4%
Avocent*                              157,800           4,227
                                                   ----------
                                                        4,227
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 1.5%
Adaptec*                              225,400           3,013
Computer Network Technology*           69,500             919
Crossroads Systems*                   118,600             421
                                                   ----------
                                                        4,353
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS-- 1.2%
GlobespanVirata*                      239,500           3,573
                                                   ----------
                                                        3,573
--------------------------------------------------------------------------------

                                [LOGO OMITTED] 77

            PBHG FUNDS

STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2002

 PBHG SMALL CAP VALUE FUND PBSVX


                                    Shares/Face        Market
Description                        Amount (000)      Value (000)
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 0.5%
Lam Research*                          48,500      $    1,422
                                                   ----------
                                                        1,422
--------------------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 1.0%
Advanced Fibre Communication*         110,700           2,125
Sunrise Telecom*                      223,000             691
                                                   ----------
                                                        2,816
                                                   ----------
TOTAL TECHNOLOGY (COST $36,570)                        41,231
                                                   ----------
--------------------------------------------------------------------------------
TRANSPORTATION -- 0.2%
TRANSPORTATION-AIR FREIGHT -- 0.2%
Atlas Air Worldwide*                   54,500             718
                                                   ----------
                                                          718
                                                   ----------
TOTAL TRANSPORTATION (COST $682)                          718
                                                   ----------
--------------------------------------------------------------------------------
UTILITIES -- 1.7%
ELECTRIC-INTEGRATED -- 1.0%
Idacorp                                21,800             883
Madison Gas & Electric                 32,200             915
Sierra Pacific Resources               70,800           1,068
                                                   ----------
                                                        2,866
--------------------------------------------------------------------------------
GAS-DISTRIBUTION -- 0.7%
UGI                                    66,100           2,072
                                                   ----------
                                                        2,072
                                                   ----------
TOTAL UTILITIES (COST $4,299)                           4,938
                                                   ----------
TOTAL COMMON STOCK (COST $243,149)                    276,758
                                                   ----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 7.2%
Morgan Stanley
   1.85%, dated 03/28/02, matures
   04/01/02, repurchase price $21,259,264
   (collateralized by U.S. Government
   Obligations: total market
   value $21,788,690)(A)              $21,255          21,255
                                                   ----------
TOTAL REPURCHASE AGREEMENT (COST $21,255)              21,255
                                                   ----------
TOTAL INVESTMENTS-- 101.6% (COST $264,404)            298,013
                                                   ----------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (1.6)%
Payable for Investment Securities Purchased            (6,249)
Other Assets and Liabilities, Net                       1,607
                                                   ----------
TOTAL OTHER ASSETS AND LIABILITIES, NET                (4,642)
                                                   ----------
--------------------------------------------------------------------------------

                                                       Market
Description                                          Value (000)
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of PBHG Class ($0.001 par value)
   based on 14,186,792 outstanding shares
   of common stock                                 $  271,138
Fund Shares of Advisor Class ($0.001 par value)
   based on 17,664 outstanding shares
   of common stock                                        308
Accumulated net realized loss on investments          (11,684)
Unrealized appreciation on investments                 33,609
                                                   ----------
TOTAL NET ASSETS-- 100.0%                          $  293,371
                                                   ==========

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE-- PBHG CLASS                         $20.65
                                                       ======

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE-- ADVISOR CLASS                      $20.60
                                                       ======

* Non-income producing security.
(A) -- Tri-party repurchase agreement
Cl -- Class
REIT -- Real Estate Investment Trust


The accompanying notes are an integral part of the financial statements.

                                [LOGO OMITTED] 78

                                                                      PBHG FUNDS

                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2002

                                                  PBHG SPECIAL EQUITY FUND PBNPX


                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 92.3%
BASIC MATERIALS -- 6.8%
DIVERSIFIED MINERALS -- 1.0%
Cia Vale do Rio Doce ADR*               9,700      $      266
                                                   ----------
                                                          266
--------------------------------------------------------------------------------
GOLD MINING -- 2.0%
Barrick Gold                           28,000             519
                                                   ----------
                                                          519
--------------------------------------------------------------------------------
INDUSTRIAL GASES -- 2.3%
Praxair                                 9,700             580
                                                   ----------
                                                          580
--------------------------------------------------------------------------------
STEEL-PRODUCERS -- 1.5%
United States Steel                    20,400             370
                                                   ----------
                                                          370
                                                   ----------
TOTAL BASIC MATERIALS (COST $1,472)                     1,735
                                                   ----------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 5.6%
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL -- 1.8%
Delphi                                 28,700             459
                                                   ----------
                                                          459
--------------------------------------------------------------------------------
BROADCAST SERVICES/PROGRAMMING -- 2.8%
Liberty Media, Cl A*                   55,876             706
                                                   ----------
                                                          706
--------------------------------------------------------------------------------
MULTIMEDIA -- 1.0%
Scripps (E.W.), Cl A                    3,100             255
                                                   ----------
                                                          255
                                                   ----------
TOTAL CONSUMER CYCLICAL (COST $1,369)                   1,420
                                                   ----------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 8.5%
AGRICULTURAL OPERATIONS -- 1.1%
Bunge Limited                          13,000             281
                                                   ----------
                                                          281
--------------------------------------------------------------------------------
CONSUMER PRODUCTS-MISCELLANEOUS -- 1.4%
Fortune Brands                          7,400             365
                                                   ----------
                                                          365
--------------------------------------------------------------------------------
FOOD-MISC/DIVERSIFIED -- 1.2%
Sara Lee                               14,500             301
                                                   ----------
                                                          301
--------------------------------------------------------------------------------
FOOD-RETAIL -- 1.6%
Albertson's                            12,000             398
                                                   ----------
                                                          398
--------------------------------------------------------------------------------
TOBACCO -- 3.2%
Philip Morris                          15,600             822
                                                   ----------
                                                          822
                                                   ----------
TOTAL CONSUMER NON-CYCLICAL (COST $1,668)               2,167
                                                   ----------
--------------------------------------------------------------------------------
ENERGY -- 10.6%
OIL & GAS DRILLING -- 1.7%
Transocean Sedco Forex                 12,900             429
                                                   ----------
                                                          429
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
OIL COMPANIES-EXPLORATION & PRODUCTION-- 4.7%
Kerr-McGee                              3,900      $      245
Noble Affiliates                       16,900             660
Ocean Energy                           15,019             297
                                                   ----------
                                                        1,202
--------------------------------------------------------------------------------
OIL COMPANIES-INTEGRATED -- 4.2%
Conoco                                 21,000             613
Phillips Petroleum                      7,180             451
                                                   ----------
                                                        1,064
                                                   ----------
TOTAL ENERGY (COST $2,359)                              2,695
                                                   ----------
--------------------------------------------------------------------------------
FINANCIAL -- 32.8%
FINANCE-INVESTMENT BANKER/BROKER -- 1.2%
JP Morgan Chase                         8,850             315
                                                   ----------
                                                          315
--------------------------------------------------------------------------------
FINANCE-MORTGAGE LOAN/BANKER -- 4.7%
Countrywide Credit                     16,800             752
Fannie Mae                              5,600             447
                                                   ----------
                                                        1,199
--------------------------------------------------------------------------------
FINANCIAL GUARANTEE INSURANCE -- 4.6%
MGIC Investment                         8,500             582
Radian Group                           12,000             589
                                                   ----------
                                                        1,171
--------------------------------------------------------------------------------
INTERNET FINANCIAL SERVICES -- 2.9%
Indymac Bancorp                        30,000             741
                                                   ----------
                                                          741
--------------------------------------------------------------------------------
LIFE/HEALTH INSURANCE -- 1.4%
Torchmark                               8,700             350
                                                   ----------
                                                          350
--------------------------------------------------------------------------------
MONEY CENTER BANKS -- 2.0%
Bank of America                         7,267             494
                                                   ----------
                                                          494
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 3.8%
Hartford Financial Services Group       7,800             532
Loews                                   7,600             445
                                                   ----------
                                                          977
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 4.1%
Fidelity National Financial            25,300             667
PMA Capital                            16,800             386
                                                   ----------
                                                        1,053
--------------------------------------------------------------------------------
REITS-HOTELS -- 1.6%
Felcor Lodging Trust                   19,700             419
                                                   ----------
                                                          419
--------------------------------------------------------------------------------
REITS-MORTGAGE -- 3.5%
America First Mortgage Investments     36,500             327
FBR Asset Investment                   21,000             571
                                                   ----------
                                                          898
--------------------------------------------------------------------------------


                                [LOGO OMITTED] 79

            PBHG FUNDS

STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2002

 PBHG SPECIAL EQUITY FUND PBNPX


                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
SUPER-REGIONAL BANKS-US -- 3.0%
FleetBoston Financial                   9,600      $      336
Wachovia                               11,200             415
                                                   ----------
                                                          751
                                                   ----------
TOTAL FINANCIAL (COST $7,610)                           8,368
                                                   ----------
--------------------------------------------------------------------------------
HEALTH CARE -- 3.3%
MEDICAL-HMO -- 1.8%
Aetna                                  12,000             466
                                                   ----------
                                                          466
--------------------------------------------------------------------------------
MEDICAL-HOSPITALS -- 1.5%
HCA                                     8,600             379
                                                   ----------
                                                          379
                                                   ----------
TOTAL HEALTH CARE (COST $673)                             845
                                                   ----------
--------------------------------------------------------------------------------
INDUSTRIAL -- 11.2%
AEROSPACE/DEFENSE -- 2.6%
Raytheon                               16,300             669
                                                   ----------
                                                          669
--------------------------------------------------------------------------------
BUILDING PRODUCTS-AIR & HEATING -- 0.9%
York International                      6,400             230
                                                   ----------
                                                          230
--------------------------------------------------------------------------------
CONTAINERS-PAPER/PLASTIC -- 1.5%
Packaging Corporation of America*      19,400             384
                                                   ----------
                                                          384
--------------------------------------------------------------------------------
ELECTRONIC MEASURING INSTRUMENTS -- 2.3%
Agilent Technologies*                  16,600             581
                                                   ----------
                                                          581
--------------------------------------------------------------------------------
INSTRUMENTS-CONTROLS -- 1.3%
Parker-Hannifin                         6,700             334
                                                   ----------
                                                          334
--------------------------------------------------------------------------------
MACHINERY-GENERAL INDUSTRY -- 1.0%
Ingersoll-Rand, Cl A                    5,100             255
                                                   ----------
                                                          255
--------------------------------------------------------------------------------
TOOLS-HAND HELD -- 1.6%
Snap-On Tools                          11,900             405
                                                   ----------
                                                          405
                                                   ----------
TOTAL INDUSTRIAL (COST $2,298)                          2,858
                                                   ----------
--------------------------------------------------------------------------------
SERVICES -- 6.1%
TELEPHONE-INTEGRATED -- 6.1%
Alltel                                  5,100             283
Sprint (FON Group)                     40,200             615
Telephone & Data Systems                7,500             662
                                                   ----------
                                                        1,560
                                                   ----------
TOTAL SERVICES (COST $1,668)                            1,560
                                                   ----------
--------------------------------------------------------------------------------

                                 Shares/Face         Market
Description                     Amount (000)       Value (000)
--------------------------------------------------------------------------------
TECHNOLOGY -- 5.8%
COMPUTERS-MEMORY DEVICES -- 1.7%
Maxtor*                                62,600      $      435
                                                   ----------
                                                          435
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 1.3%
Agere Systems*                         85,200             331
                                                   ----------
                                                          331
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 2.8%
Computer Associates International      32,800             718
                                                   ----------
                                                          718
                                                   ----------
TOTAL TECHNOLOGY (COST $1,497)                          1,484
                                                   ----------
--------------------------------------------------------------------------------
UTILITIES -- 1.6%
ELECTRIC-INTEGRATED -- 1.6%
DTE Energy                              8,900             405
                                                   ----------
                                                          405
                                                   ----------
TOTAL UTILITIES (COST $332)                               405
                                                   ----------
TOTAL COMMON STOCK (COST $20,946)                      23,537
                                                   ----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 6.9%
Barclays
   1.85%, dated 03/28/02, matures
   04/01/02, repurchase price $1,763,240
   (collateralized by U.S. Government
   Obligations: total market
   value $1,798,716)(A)                $1,763           1,763
                                                   ----------
TOTAL REPURCHASE AGREEMENT (COST $1,763)                1,763
                                                   ----------
TOTAL INVESTMENTS-- 99.2% (COST $22,709)               25,300
                                                   ----------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.8%
TOTAL OTHER ASSETS AND LIABILITIES, NET                   205
                                                   ----------
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of PBHG Class ($0.001 par value)
   based on 1,832,126 outstanding shares
   of common stock                                     22,988
Undistributed net investment income                        93
Accumulated net realized loss on investments             (167)
Unrealized appreciation on investments                  2,591
                                                   ----------
TOTAL NET ASSETS-- 100.0%                          $   25,505
                                                   ==========

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE-- PBHG CLASS                         $13.92
                                                       ======

* Non-income producing security.
(A)-- Tri-party repurchase agreement
ADR-- American Depositary Receipt
Cl-- Class
REIT-- Real Estate Investment Trust


The accompanying notes are an integral part of the financial statements.

                                [LOGO OMITTED] 80

                                                                      PBHG FUNDS

                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2002

                                              PBHG DISCIPLINED EQUITY FUND PBDEX


                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 97.0%
BASIC MATERIALS -- 0.5%
CHEMICALS-SPECIALTY -- 0.5%
Engelhard                              17,220      $      534
                                                   ----------
                                                          534
                                                   ----------
TOTAL BASIC MATERIALS (COST $472)                         534
                                                   ----------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 11.5%
APPAREL MANUFACTURERS -- 0.8%
Liz Claiborne                          29,223             829
                                                   ----------
                                                          829
--------------------------------------------------------------------------------
AUTO-CARS/LIGHT TRUCKS -- 0.4%
General Motors                          6,752             408
                                                   ----------
                                                          408
--------------------------------------------------------------------------------
CABLE TV -- 0.3%
Comcast*                               10,598             337
                                                   ----------
                                                          337
--------------------------------------------------------------------------------
COATINGS/PAINT -- 1.2%
Sherwin-Williams                       43,175           1,230
                                                   ----------
                                                        1,230
--------------------------------------------------------------------------------
CRUISE LINES -- 0.2%
Carnival                                4,727             154
                                                   ----------
                                                          154
--------------------------------------------------------------------------------
PUBLISHING-NEWSPAPERS -- 1.2%
Knight Ridder                          14,114             969
New York Times                          4,547             218
                                                   ----------
                                                        1,187
--------------------------------------------------------------------------------
RETAIL-AUTO PARTS -- 1.3%
Autozone*                              19,811           1,364
                                                   ----------
                                                        1,364
--------------------------------------------------------------------------------
RETAIL-BUILDING PRODUCTS -- 2.8%
Home Depot                             39,605           1,925
Lowe's                                 21,066             916
                                                   ----------
                                                        2,841
--------------------------------------------------------------------------------
RETAIL-DISCOUNT -- 2.1%
TJX                                    52,755           2,111
                                                   ----------
                                                        2,111
--------------------------------------------------------------------------------
RETAIL-MAJOR DEPARTMENT STORE -- 1.2%
May Department Stores                  34,373           1,198
                                                   ----------
                                                        1,198
                                                   ----------
TOTAL CONSUMER CYCLICAL (COST $11,119)                 11,659
                                                   ----------
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 8.3%
FOOD-MISCELLANEOUS/DIVERSIFIED -- 4.9%
Campbell Soup                          93,741      $    2,512
Conagra Foods                           6,225             151
Sara Lee                              111,541           2,316
                                                   ----------
                                                        4,979
--------------------------------------------------------------------------------
TOBACCO -- 3.4%
Philip Morris                          42,735           2,251
UST                                    30,319           1,180
                                                   ----------
                                                        3,431
                                                   ----------
TOTAL CONSUMER NON-CYCLICAL (COST $7,498)               8,410
                                                   ----------
--------------------------------------------------------------------------------
ENERGY -- 7.7%
OIL COMPANIES-INTEGRATED -- 5.2%
Exxon Mobil                           116,610           5,111
Phillips Petroleum                      3,466             218
                                                   ----------
                                                        5,329
--------------------------------------------------------------------------------
PIPELINES -- 2.5%
EL Paso                                40,822           1,797
Kinder Morgan                          13,272             643
Williams                                3,024              71
                                                   ----------
                                                        2,511
                                                   ----------
TOTAL ENERGY (COST $6,920)                              7,840
                                                   ----------
--------------------------------------------------------------------------------
FINANCIAL -- 19.6%
COMMERCIAL BANKS-SOUTHERN US -- 1.9%
BB&T                                   51,609           1,967
                                                   ----------
                                                        1,967
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 4.4%
Citigroup                              89,351           4,425
                                                   ----------
                                                        4,425
--------------------------------------------------------------------------------
FINANCE-CONSUMER LOANS -- 1.1%
Household International                18,807           1,068
                                                   ----------
                                                        1,068
--------------------------------------------------------------------------------
FINANCE-MORTGAGE LOAN/BANKER -- 3.6%
Fannie Mae                             25,789           2,060
Freddie Mac                            24,966           1,582
                                                   ----------
                                                        3,642
--------------------------------------------------------------------------------
MONEY CENTER BANKS -- 3.3%
Bank of America                        48,796           3,319
                                                   ----------
                                                        3,319
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 0.6%
Metlife                                20,825             656
                                                   ----------
                                                          656
--------------------------------------------------------------------------------

                                [LOGO OMITTED] 81

            PBHG FUNDS

STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2002

 PBHG DISCIPLINED EQUITY FUND PBDEX


                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
S&L/THRIFTS-WESTERN US -- 2.3%
Washington Mutual                      70,724      $    2,343
                                                   ----------
                                                        2,343
--------------------------------------------------------------------------------
SUPER-REGIONAL BANKS-US -- 2.4%
FleetBoston Financial                  69,869           2,445
                                                   ----------
                                                        2,445
                                                   ----------
TOTAL FINANCIAL (COST $18,729)                         19,865
                                                   ----------
--------------------------------------------------------------------------------
HEALTH CARE -- 14.9%
DISPOSABLE MEDICAL PRODUCTS -- 0.1%
Bard (C.R.)                             1,901             112
                                                   ----------
                                                          112
--------------------------------------------------------------------------------
HEALTH CARE COST CONTAINMENT -- 1.0%
McKesson                               27,450           1,028
                                                   ----------
                                                        1,028
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 2.6%
Medtronic                              57,511           2,600
                                                   ----------
                                                        2,600
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 0.6%
Johnson & Johnson                       9,838             639
                                                   ----------
                                                          639
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 10.6%
Bristol-Myers Squibb                    4,769             193
Merck                                  15,397             886
Pfizer                                126,119           5,012
Pharmacia                              52,943           2,387
Schering-Plough                        72,847           2,280
                                                   ----------
                                                       10,758
                                                   ----------
TOTAL HEALTH CARE (COST $14,526)                       15,137
                                                   ----------
--------------------------------------------------------------------------------
INDUSTRIAL -- 5.9%
AEROSPACE/DEFENSE-EQUIPMENT -- 2.3%
United Technologies                    31,302           2,323
                                                   ----------
                                                        2,323
--------------------------------------------------------------------------------
CONTAINERS-PAPER/PLASTIC -- 0.1%
Sealed Air*                             2,016              95
                                                   ----------
                                                           95
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS-- 3.4%
General Electric                       68,273           2,557
Tyco International                     28,180             910
                                                   ----------
                                                        3,467
--------------------------------------------------------------------------------
INSTRUMENTS-SCIENTIFIC -- 0.1%
PerkinElmer                             7,774             144
                                                   ----------
                                                          144
                                                   ----------
TOTAL INDUSTRIAL (COST $6,272)                          6,029
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
SERVICES -- 5.8%
COMMERCIAL SERVICES-FINANCE -- 2.1%
Deluxe                                 46,796      $    2,165
                                                   ----------
                                                        2,165
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 0.9%
Electronic Data Systems                14,940             866
                                                   ----------
                                                          866
--------------------------------------------------------------------------------
TELEPHONE-INTEGRATED -- 2.8%
SBC Communications                     40,366           1,511
Sprint (FON Group)                     88,522           1,354
                                                   ----------
                                                        2,865
                                                   ----------
TOTAL SERVICES (COST $5,746)                            5,896
                                                   ----------
--------------------------------------------------------------------------------
TECHNOLOGY -- 18.9%
APPLICATIONS SOFTWARE -- 4.0%
Microsoft*                             67,026           4,042
                                                   ----------
                                                        4,042
--------------------------------------------------------------------------------
CELLULAR TELECOMMUNICATIONS -- 1.1%
AT&T Wireless Services*               121,339           1,086
                                                   ----------
                                                        1,086
--------------------------------------------------------------------------------
COMPUTER AIDED DESIGN -- 1.3%
Autodesk                               27,848           1,300
                                                   ----------
                                                        1,300
--------------------------------------------------------------------------------
COMPUTERS -- 0.9%
Compaq Computer                        15,623             163
Sun Microsystems*                      92,443             816
                                                   ----------
                                                          979
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 2.7%
Automatic Data Processing              47,932           2,793
                                                   ----------
                                                        2,793
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 3.3%
Intel                                 112,224           3,413
                                                   ----------
                                                        3,413
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 2.7%
Computer Associates International      46,988           1,029
Oracle*                               131,872           1,688
                                                   ----------
                                                        2,717
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 1.2%
Cisco Systems*                         61,981           1,049
Lucent Technologies*                   30,027             142
                                                   ----------
                                                        1,191
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 1.7%
Motorola                              119,872           1,702
                                                   ----------
                                                         1,702
                                                   ----------
TOTAL TECHNOLOGY (COST $20,345)                        19,223
                                                   ----------
--------------------------------------------------------------------------------

                               [LOGO OMITTED] 82

                                            PBHG FUNDS

                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2002

                                              PBHG DISCIPLINED EQUITY FUND PBDEX


                                 Shares/Face           Market
Description                     Amount (000)         Value (000)
--------------------------------------------------------------------------------
UTILITIES -- 3.9%
ELECTRIC-INTEGRATED -- 3.4%
Ameren                                  1,598      $       68
TECO Energy                            46,163           1,322
XCEL Energy                            79,913           2,026
                                                   ----------
                                                        3,416
--------------------------------------------------------------------------------
GAS-DISTRIBUTION -- 0.5%
Sempra Energy                          22,145             557
                                                   ----------
                                                          557
                                                   ----------
TOTAL UTILITIES (COST $3,749)                           3,973
                                                   ----------
TOTAL COMMON STOCK (COST $95,376)                      98,566
                                                   ----------
--------------------------------------------------------------------------------
RIGHTS -- 0.0%
Seagate Escrow Security+                6,002              --
                                                   ----------
TOTAL RIGHTS (COST $0)                                     --
                                                   ----------
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS-- 0.4%
US Treasury Bill(B)(C)
   2.100%, 04/11/02                       465             465
                                                   ----------
                                                          465
                                                   ----------
TOTAL U.S. TREASURY OBLIGATIONS (COST $464)               465
                                                   ----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.6%
JP Morgan Chase
   1.85%, dated 03/28/02, matures
   04/01/02, repurchase price $2,593,243
   (collateralized by U.S. Government
   Obligations: total market
   value $2,644,839)(A)                $2,593           2,593
                                                   ----------
TOTAL REPURCHASE AGREEMENT (COST $2,593)                2,593
                                                   ----------
TOTAL INVESTMENTS-- 100.0% (COST $98,433)             101,624
                                                   ----------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (0.0)%
TOTAL OTHER ASSETS AND LIABILITIES, NET                    (9)
                                                   ----------
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of PBHG Class ($0.001 par value)
   based on 9,749,476 outstanding shares
   of common stock                                    114,661
Undistributed net investment income                       177
Accumulated net realized loss on investments          (16,366)
Unrealized appreciation on investments and
   futures contracts                                    3,143
                                                   ----------
TOTAL NET ASSETS-- 100.0%                          $  101,615
                                                   ==========

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE-- PBHG CLASS                         $10.42
                                                       ======
* Non-income producing security.
+ These rights represent a potential distribution settlement in a legal claim and do not have a strike price or expiration date.
(A) -- Tri-party repurchase agreement
(B) -- Security has been pledged as collateral for open futures contracts.
(C) -- The rate reflected on the Statement of Net Assets represents the security's effective yield at time of purchase.


The accompanying notes are an integral part of the financial statements.

                               [LOGO OMITTED] 83

     PBHG FUNDS

STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2002

 PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND PBGTX


                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 94.3%
BERMUDA -- 2.8%
Marvell Technology Group               22,500      $      986
                                                   ----------
                                                          986
--------------------------------------------------------------------------------
DENMARK -- 0.2%
Carlsberg A/S, Cl B                       754              29
TDC A/S                                 1,128              36
                                                   ----------
                                                           65
--------------------------------------------------------------------------------
FINLAND -- 2.0%
Nokia Oyj ADR                          33,800             701
Sonera Oyj                              3,447              17
                                                   ----------
                                                          718
--------------------------------------------------------------------------------
FRANCE -- 1.3%
Alcatel                                 1,157              16
STMicroelectronics                     13,200             448
                                                   ----------
                                                          464
--------------------------------------------------------------------------------
GERMANY -- 5.1%
Epcos                                   1,224              56
Infineon Technologies ADR              14,700             332
Marschollek Lautenschlaeger und Partner 1,092              75
SAP ADR                                32,700           1,217
Siemens                                 2,068             135
                                                   ----------
                                                        1,815
--------------------------------------------------------------------------------
HONG KONG -- 1.5%
China Mobile ADR*                      22,700             351
China Unicom ADR*                      18,000             173
                                                   ----------
                                                          524
--------------------------------------------------------------------------------
INDIA -- 1.5%
Infosys Technologies ADR                8,100             531
                                                   ----------
                                                          531
--------------------------------------------------------------------------------
ISRAEL -- 2.5%
Precise Software Solutions*            39,000             908
                                                   ----------
                                                          908
--------------------------------------------------------------------------------
ITALY -- 0.4%
Telecom Italia*                        17,303             143
                                                   ----------
                                                          143
--------------------------------------------------------------------------------
JAPAN -- 4.0%
Fanuc                                   1,000              55
Fuji Machine                            3,000              47
Fujitsu                                47,000             360
Furukawa Electric                      30,000             146
Matsushita Communication                1,000              34
Mitsui                                 27,000             165
Murata Manufacturing                    1,000              64
Nippon Telegraph & Telephone               16              61
NTT DoCoMo                                  5              14
NTT DoCoMo (when issued)*                  20              54
Omron                                   5,000              72
Rohm                                      400              60
Sony                                    6,000             312
                                                   ----------
                                                        1,444
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
NETHERLANDS -- 4.6%
ASML*                                  61,700      $    1,565
Koninklijke Philips Electronics         2,689              82
                                                   ----------
                                                        1,647
--------------------------------------------------------------------------------
NEW ZEALAND -- 0.2%
Telecom Corporation of New Zealand     25,364              54
                                                   ----------
                                                           54
--------------------------------------------------------------------------------
SINGAPORE -- 1.1%
Flextronics International*             14,700             268
Overseas Chinese Banking                7,000              53
Singapore Press                         4,900              65
                                                   ----------
                                                          386
--------------------------------------------------------------------------------
SOUTH KOREA -- 1.0%
KT ADR                                 15,200             364
                                                   ----------
                                                          364
--------------------------------------------------------------------------------
SWEDEN -- 0.1%
Telefonaktiebolaget LM Ericsson*       10,267              43
                                                   ----------
                                                           43
--------------------------------------------------------------------------------
TAIWAN -- 11.8%
Taiwan Semiconductor Manufacturing ADR*106,440          2,208
United Microelectronics ADR*          186,640           1,988
                                                   ----------
                                                        4,196
--------------------------------------------------------------------------------
UNITED KINGDOM -- 2.5%
Man Group Plc                          10,000             170
Sainsbury (J) Plc                      13,000              74
Vodafone Group Plc                     32,600              60
Vodafone Group Plc ADR                 32,100             592
                                                   ----------
                                                          896
--------------------------------------------------------------------------------
UNITED STATES -- 51.7%
Adelphia Communications*               27,100             404
Advanced Fibre Communication*          19,900             382
ATMI*                                  11,800             371
Broadcom*                              40,400           1,450
Brocade Communications Systems*        34,500             932
Centillium Communications*             31,400             380
Cisco Systems*                        101,300           1,715
Conexant Systems*                      41,000             494
Cymer*                                  7,400             368
Documentum*                             3,400              87
eBay*                                   5,900             334
EMC*                                   15,300             182
Emulex*                                21,600             711
FEI*                                    3,000             107
Finisar*                               28,500             220
Gemstar-TV Guide International*        21,600             320
Genesis Microchip*                      5,100             133
i2 Technologies*                       58,500             296
Integrated Circuit Systems*            17,300             353
Intersil*                              23,100             655
Juniper Networks*                      22,300             281
Kulicke & Soffa Industries*            21,200             441
Lam Research*                          10,000             293
--------------------------------------------------------------------------------


                               [LOGO OMITTED] 84

                                            PBHG FUNDS

                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2002

                              PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND PBGTX


                                 Shares/Face           Market
Description                     Amount (000)         Value (000)
--------------------------------------------------------------------------------
UNITED STATES -- CONTINUED
Linear Technology                       9,000      $      398
Maxim Integrated Products*              8,600             479
Mercury Interactive*                   12,100             456
Microsoft*                             10,600             639
Microtune*                             12,000             172
Mykrolis*                              28,600             437
Network Associates*                     6,600             160
Novellus Systems*                       6,600             357
Overture Services*                     12,500             349
PMC-Sierra*                            48,300             786
Qualcomm*                              19,800             745
Retek*                                  3,300              87
RF Micro Devices*                      32,500             582
SmartForce*                            16,900             177
Sun Microsystems*                      12,500             110
VeriSign*                               5,300             143
Veritas Software*                       9,700             425
Vitesse Semiconductor*                 25,300             248
Xilinx*                                19,500             777
                                                   ----------
                                                       18,436
                                                   ----------
TOTAL COMMON STOCK (COST $35,317)                      33,620
                                                   ----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.1%
JPMorgan Chase
   1.85%, dated 03/28/02,
   matures 04/01/02, repurchase price
   $1,112,956 (collateralized by
   U.S. Government Obligations:
   Total Market Value
   $1,138,404) (A)                     $1,113           1,113
                                                   ----------
TOTAL REPURCHASE AGREEMENT (COST $1,113)                1,113
                                                   ----------
TOTAL INVESTMENTS-- 97.4% (COST $36,430)               34,733
                                                   ----------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 2.6%
TOTAL OTHER ASSETS AND LIABILITIES, NET                   913
                                                   ----------
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of PBHG Class ($0.001 par value)
   based on 9,371,991 outstanding shares
   of common stock                                    109,304
Accumulated net investment loss                           (16)
Accumulated net realized loss on investments          (71,945)
Unrealized depreciation on investments                 (1,697)
                                                   ----------
TOTAL NET ASSETS-- 100.0%                          $   35,646
                                                   ==========

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE-- PBHG CLASS                          $3.80
                                                        =====

* Non-income producing security.
(A)-- Tri-party repurchase agreement
ADR -- American Depositary Receipt
Cl -- Class
Plc -- Public Limited Company

                               [LOGO OMITTED] 85

            PBHG FUNDS

SECTOR/INDUSTRY DIVERSIFICATION
-------------------------------
As of March 31, 2002 (Unaudited)

 PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND PBGTX

                                            Market        % of
                                          Value (000)  Net Assets
--------------------------------------------------------------------------------
COMMON STOCK
CONSUMER CYCLICAL
Audio/Video Products                        $  312         0.9%
Cable TV                                       404         1.1
Multimedia                                     319         0.9
Publishing-Newspapers                           65         0.2
                                            ------       ------
TOTAL CONSUMER CYCLICAL                      1,100         3.1
                                            ------       ------
CONSUMER NON-CYCLICAL
Brewery                                         29         0.1
Food-Retail                                     74         0.2
Import/Export                                  165         0.5
                                            ------       ------
TOTAL CONSUMER NON-CYCLICAL                    268         0.8
                                            ------       ------
FINANCIAL
Finance-Other Services                         170         0.5
Investment Management/Advisory Services         75         0.2
Money Center-Banks                              52         0.1
                                            ------       ------
TOTAL FINANCIAL                                297         0.8
                                            ------       ------
INDUSTRIAL
Diversified Manufacturing Operations           135         0.4
Electronic Components-Miscellaneous            597         1.7
Instruments-Scientific                         107         0.3
Lasers-Systems/Components                      368         1.0
Machinery-Material Handling                     48         0.1
Wire & Cable Products                          146         0.4
                                            ------       ------
TOTAL INDUSTRIAL                             1,401         3.9
                                            ------       ------

                                            Market         % of
                                          Value (000)   Net Assets
--------------------------------------------------------------------------------
SERVICES
E-Commerce/Services                        $   334         0.9%
Telephone-Integrated                           605         1.7
                                           -------       ------
TOTAL SERVICES                                 939         2.6
                                           -------       ------
TECHNOLOGY
Applications Software                        1,625         4.6
B2B/E-Commerce                                 296         0.8
Cellular Telecommunications                  1,243         3.5
Computers                                      110         0.3
Computers-Integrated Systems                 1,291         3.6
Computers-Memory Devices                       608         1.7
Data Processing/Management                      87         0.2
Decision Support Software                      908         2.5
Educational Software                           177         0.5
Electronic Components-Semiconductors         5,175        14.5
Enterprise Software/Services                 1,303         3.7
Internet Infrastructure Equipment              380         1.1
Internet Security                              303         0.9
Networking Products                          2,708         7.6
Semiconductor Components-Integrated
  Circuits                                   6,792        19.1
Semiconductor Equipment                      3,465         9.7
Telecommunication Equipment-Fiber Optics       220         0.6
Telecommunication Services                      71         0.2
Telecommunication Equipment                  1,922         5.4
Web Portals/ISP                                349         1.0
Wireless Equipment                             582         1.6
                                           -------       ------
TOTAL TECHNOLOGY                            29,615        83.1
                                           -------       ------
TOTAL COMMON  STOCK                         33,620        94.3
TOTAL REPURCHASE AGREEMENT                   1,113         3.1
TOTAL OTHER ASSETS & LIABILITIES, NET          913         2.6
                                           -------       ------
TOTAL NET ASSETS                           $35,646       100.0%
                                           =======       ======

The accompanying notes are an integral part of the financial statements.

                                [LOGO OMITTED] 86

                                           PBHG FUNDS

                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2002

                                                            PBHG REIT FUND PBRTX


                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 95.8%
CONSUMER CYCLICAL -- 6.5%
HOTELS & MOTELS -- 3.2%
Starwood Hotels & Resorts Worldwide    81,700      $    3,073
                                                   ----------
                                                        3,073
--------------------------------------------------------------------------------
REAL ESTATE OPERATION/DEVELOPMENT -- 3.3%
Catellus Development*                 136,800           2,691
TrizecHahn                             35,000             554
                                                   ----------
                                                        3,245
                                                   ----------
TOTAL CONSUMER CYCLICAL ($5,328)                        6,318
                                                   ----------
--------------------------------------------------------------------------------
FINANCIAL -- 89.3%
REITS -- 89.3%
APARTMENTS -- 16.8%
Apartment Investment & Management,
  Cl A                                133,000           6,433
Avalonbay Communities                  82,400           4,104
Equity Residential Properties Trust    25,000             718
Summit Properties                     102,000           2,499
United Dominion Realty Trust          155,500           2,463
                                                   ----------
                                                       16,217
--------------------------------------------------------------------------------
DIVERSIFIED -- 6.1%
Bedford Property Investors             47,800           1,224
Keystone Property Trust                26,200             369
Vornado Realty Trust                   97,000           4,284
                                                   ----------
                                                        5,877
--------------------------------------------------------------------------------
HOTELS -- 8.1%
Host Marriott                         172,000           2,055
LaSalle Hotel Properties              117,200           1,899
Meristar Hospitality                  210,500           3,842
                                                   ----------
                                                        7,796
--------------------------------------------------------------------------------
MANUFACTURED HOMES -- 2.4%
Sun Communities                        57,400           2,256
                                                   ----------
                                                        2,256
--------------------------------------------------------------------------------
OFFICE PROPERTY -- 26.1%
Boston Properties                      87,900           3,468
Brandywine Realty Trust               125,900           3,009
CarrAmerica Realty                    134,500           4,225
Equity Office Properties Trust        322,910           9,684
Kilroy Realty                          70,100           1,977
Koger Equity                           62,800           1,122
Mack-Cali Realty                       32,200           1,117
SL Green Realty                        17,600             591
                                                   ----------
                                                       25,193
--------------------------------------------------------------------------------
OUTLET CENTERS -- 1.4%
Chelsea Property Group                 24,393           1,318
                                                   ----------
                                                        1,318
--------------------------------------------------------------------------------
REGIONAL MALLS -- 10.1%
CBL & Associates Properties            34,900           1,234
Rouse                                 142,400           4,412
Simon Property Group                  122,400           3,994
Taubman Centers                         9,000             135
                                                   ----------
                                                        9,775
--------------------------------------------------------------------------------

                                     Shares/Face       Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
SHOPPING CENTERS -- 8.1%
Center Trust                           30,900      $      163
Developers Diversified Realty         128,900           2,707
Pan Pacific Retail Properties         113,000           3,454
Philips International Realty           80,600             198
Weingarten Realty Investors            24,800           1,275
                                                   ----------
                                                        7,797
--------------------------------------------------------------------------------
STORAGE -- 2.3%
Shurgard Storage Centers, Cl A         66,300           2,247
                                                   ----------
                                                        2,247
--------------------------------------------------------------------------------
WAREHOUSE/INDUSTRIAL -- 7.9%
First Industrial Realty Trust          33,300           1,141
Prologis Trust                        213,370           4,982
PS Business Parks                      43,116           1,498
                                                   ----------
                                                        7,621
                                                   ----------
TOTAL FINANCIAL (COST $76,899)                         86,097
                                                   ----------
TOTAL COMMON STOCK (COST $82,227)                      92,415
                                                   ----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.5%
Barclays
   1.85%, dated 03/28/02, matures
   04/01/02, repurchase price $3,356,681
   (collateralized by U.S. Government
   Obligations: total market
   value $3,423,847)(A)                $3,356           3,356
                                                   ----------
TOTAL REPURCHASE AGREEMENT (COST $3,356)                3,356
                                                   ----------
TOTAL INVESTMENTS-- 99.3% (COST $85,583)               95,771
                                                   ----------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.7%
Receivable for Investment Securities Sold               2,582
Payable for Investment Securities Purchased            (2,972)
Other Assets and Liabilities, Net                       1,036
                                                   ----------
TOTAL OTHER ASSETS AND LIABILITIES, NET                   646
                                                   ----------
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of PBHG Class ($0.001 par value)
   based on 8,005,399 outstanding shares
   of common stock                                     68,476
Fund Shares of Advisor Class ($0.001 par value)
   based on 2,067,882 outstanding shares
   of common stock                                     15,536
Undistributed net investment income                       204
Accumulated net realized gain on investments            2,013
Unrealized appreciation on investments                 10,188
                                                   ----------
TOTAL NET ASSETS-- 100.0%                          $   96,417
                                                   ==========

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE-- PBHG CLASS                          $9.58
                                                        =====

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE-- ADVISOR CLASS                       $9.55
                                                        =====

* Non-income producing security.
(A) -- Tri-party repurchase agreement
Cl -- Class
REIT -- Real Estate Investment Trust


The accompanying notes are an integral part of the financial statements.

                               [LOGO OMITTED] 87

            PBHG FUNDS

STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2002

 PBHG STRATEGIC SMALL COMPANY PSSCX


                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 94.8%
BASIC MATERIALS -- 4.3%
ADVANCED MATERIALS/PRODUCTS -- 0.4%
Coorstek*                               9,600      $      369
                                                   ----------
                                                          369
--------------------------------------------------------------------------------
AGRICULTURAL CHEMICALS -- 1.1%
IMC Global                             64,900             957
                                                   ----------
                                                          957
--------------------------------------------------------------------------------
CHEMICALS-DIVERSIFIED -- 0.1%
Solutia                                 6,700              58
                                                   ----------
                                                           58
--------------------------------------------------------------------------------
CHEMICALS-SPECIALTY -- 0.1%
Cytec Industries*                       4,400             134
                                                   ----------
                                                          134
--------------------------------------------------------------------------------
METAL-ALUMINUM -- 0.1%
Commonwealth Industries                 9,800              72
                                                   ----------
                                                           72
--------------------------------------------------------------------------------
METAL-DIVERSIFIED -- 0.3%
Freeport-McMoran Copper & Gold, Cl B*  16,000             282
                                                   ----------
                                                          282
--------------------------------------------------------------------------------
PAPER & RELATED PRODUCTS -- 1.0%
Glatfelter                             15,900             285
Louisiana-Pacific                      50,800             546
                                                   ----------
                                                          831
--------------------------------------------------------------------------------
PRECIOUS METALS -- 1.1%
Stillwater Mining*                     48,700             918
                                                   ----------
                                                          918
--------------------------------------------------------------------------------
STEEL-PRODUCERS -- 0.1%
Carpenter Technology                    2,900              84
                                                   ----------
                                                           84
                                                   ----------
TOTAL BASIC MATERIALS (COST $3,269)                     3,705
                                                   ----------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 20.2%
ATHLETIC EQUIPMENT -- 1.2%
Direct Focus*                          26,625           1,013
                                                   ----------
                                                        1,013
--------------------------------------------------------------------------------
AUDIO/VIDEO PRODUCTS -- 1.8%
Harman International                   14,000             691
Polycom*                               34,800             856
                                                   ----------
                                                        1,547
--------------------------------------------------------------------------------
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL-- 0.6%
Autoliv                                13,500             327
Tower Automotive*                      15,600             218
                                                   ----------
                                                          545
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
BUILDING-MOBIL HOME/MANUFACTURED HOUSING-- 0.2%
Coachmen Industries                    11,400      $      186
                                                   ----------
                                                          186
--------------------------------------------------------------------------------
CABLE TV -- 1.7%
Insight Communications*                19,500             409
Lodgenet Entertainment*                18,600             318
Mediacom Communications*               48,700             682
                                                   ----------
                                                        1,409
--------------------------------------------------------------------------------
CASINO HOTELS -- 0.9%
Station Casinos*                       47,900             797
                                                   ----------
                                                          797
--------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 0.5%
Bell Microproducts*                    43,300             450
                                                   ----------
                                                          450
--------------------------------------------------------------------------------
MOTION PICTURES & SERVICES -- 0.3%
Zomax*                                 37,500             274
                                                   ----------
                                                          274
--------------------------------------------------------------------------------
PUBLISHING-BOOKS -- 0.3%
Scholastic*                             4,500             244
                                                   ----------
                                                          244
--------------------------------------------------------------------------------
PUBLISHING-NEWSPAPERS -- 0.5%
Journal Register*                       6,500             138
Pulitzer                                4,600             246
                                                   ----------
                                                          384
--------------------------------------------------------------------------------
RACETRACKS -- 0.1%
Dover Motorsports*                      6,600             107
                                                   ----------
                                                          107
--------------------------------------------------------------------------------
RADIO -- 0.4%
Cumulus Media*                         11,200             200
Spanish Broadcasting System*           10,300             140
                                                   ----------
                                                          340
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 2.3%
Christopher & Banks*                   21,413             703
Kenneth Cole Productions, Cl A*        20,000             401
Men's Wearhouse*                       15,800             369
Stage Stores*                           6,600             176
Urban Outfitters*                      12,400             290
                                                   ----------
                                                        1,939
--------------------------------------------------------------------------------
RETAIL-BEDDING -- 0.8%
Linens 'N Things*                      23,200             708
                                                   ----------
                                                          708
--------------------------------------------------------------------------------
RETAIL-COMPUTER EQUIPMENT -- 1.0%
Electronics Boutique*                   8,300             287
Insight Enterprises*                   15,900             360
PC Connection*                         20,300             214
                                                   ----------
                                                          861
--------------------------------------------------------------------------------


                               [LOGO OMITTED] 88

                                           PBHG FUNDS

                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2002

                                              PBHG STRATEGIC SMALL COMPANY PSSCX


                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
RETAIL-CONSUMER ELECTRONICS -- 0.3%
Tweeter Home Entertainment Group*       7,400      $      145
Ultimate Electronics*                   5,000             140
                                                   ----------
                                                          285
--------------------------------------------------------------------------------
RETAIL-CONVENIENCE STORE -- 0.7%
7-Eleven*                              15,300             171
Casey's General Stores                 32,700             441
                                                   ----------
                                                          612
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 4.6%
Buca*                                  29,400             534
CEC Entertainment*                     11,500             531
Krispy Kreme Doughnuts*                22,500             919
Landry's Restaurants                   12,400             285
Panera Bread, Cl A*                    11,500             733
Papa John's International*              7,500             209
PF Chang's China Bistro*               11,600             773
                                                   ----------
                                                        3,984
--------------------------------------------------------------------------------
TELEVISION -- 1.0%
Paxson Communications*                 27,200             298
Young Broadcasting, Cl A*              20,800             520
                                                   ----------
                                                          818
--------------------------------------------------------------------------------
THEATERS -- 0.5%
AMC Entertainment*                     31,800             434
                                                   ----------
                                                          434
--------------------------------------------------------------------------------
TRAVEL SERVICES -- 0.5%
Hotel Reservations Network*             7,500             442
                                                   ----------
                                                          442
                                                   ----------
TOTAL CONSUMER CYCLICAL (COST $11,745)                 17,379
                                                   ----------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 2.4%
CONSUMER PRODUCTS-MISCELLANEOUS -- 0.3%
Playtex Products*                      27,600             300
                                                   ----------
                                                          300
--------------------------------------------------------------------------------
FOOD-DAIRY PRODUCTS -- 0.3%
Horizon Organic Holding*               13,200             217
                                                   ----------
                                                          217
--------------------------------------------------------------------------------
FOOD-MISCELLANEOUS/DIVERSIFIED -- 0.8%
Dole Food                               7,600             235
Hain Celestial Group*                  21,300             474
                                                   ----------
                                                          709
--------------------------------------------------------------------------------
FOOD-RETAIL -- 0.4%
Winn-Dixie Stores                      23,800             382
                                                   ----------
                                                          382
--------------------------------------------------------------------------------
FOOD-WHOLESALE/DISTRIBUTION -- 0.6%
Fleming                                21,100             473
                                                   ----------
                                                          473
                                                   ----------
TOTAL CONSUMER NON-CYCLICAL (COST $1,864)               2,081
                                                   ----------
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
ENERGY -- 3.2%
OIL & GAS DRILLING -- 0.4%
Atwood Oceanic*                         7,700      $      354
                                                   ----------
                                                          354
--------------------------------------------------------------------------------
OIL COMPANIES-EXPLORATION & PRODUCTION-- 0.4%
Spinnaker Exploration*                  7,300             304
                                                   ----------
                                                          304
--------------------------------------------------------------------------------
OIL FIELD MACHINERY & EQUIPMENT -- 1.4%
Hydril*                                 4,900             119
Universal Compression*                 40,000           1,056
                                                   ----------
                                                        1,175
--------------------------------------------------------------------------------
OIL REFINING & MARKETING -- 0.2%
Tesoro Petroleum*                      14,900             209
                                                   ----------
                                                          209
--------------------------------------------------------------------------------
OIL-FIELD SERVICES -- 0.8%
CAL Dive International*                13,900             346
Global Industries*                     16,900             158
Newpark Resources*                     25,900             201
                                                   ----------
                                                          705
                                                   ----------
TOTAL ENERGY (COST $2,447)                              2,747
                                                   ----------
--------------------------------------------------------------------------------
FINANCIAL -- 6.8%
COMMERCIAL BANKS-WESTERN US -- 0.7%
City National                          11,474             604
                                                   ----------
                                                          604
--------------------------------------------------------------------------------
INVESTMENT COMPANIES -- 0.3%
Medallion Financial                    35,500             276
                                                   ----------
                                                          276
--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT/ADVISORY SERVICES-- 1.0%
Affiliated Managers Group*              8,500             610
Federated Investors                     6,700             217
                                                   ----------
                                                          827
--------------------------------------------------------------------------------
LIFE/HEALTH INSURANCE -- 0.6%
Scottish Annuity & Life Holdings        8,000             152
Stancorp Financial Group                6,300             347
                                                   ----------
                                                          499
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 0.6%
HCC Insurance Holdings                 18,500             517
                                                   ----------
                                                          517
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 0.7%
First American                         29,800             634
                                                   ----------
                                                          634
--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT/SERVICES -- 0.4%
Trammell Crow*                         20,900             303
                                                   ----------
                                                          303
--------------------------------------------------------------------------------

                               [LOGO OMITTED] 89

            PBHG FUNDS

STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2002

 PBHG STRATEGIC SMALL COMPANY PSSCX


                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
REINSURANCE -- 0.6%
Odyssey Re Holdings                    34,600      $      553
                                                   ----------
                                                          553
--------------------------------------------------------------------------------
REITS-OFFICE PROPERTY -- 0.4%
Mack-Cali Realty                       11,100             385
                                                   ----------
                                                          385
--------------------------------------------------------------------------------
REITS-REGIONAL MALLS -- 0.2%
CBL & Associates Properties             5,100             180
                                                   ----------
                                                          180
--------------------------------------------------------------------------------
S&L/THRIFTS-EASTERN US -- 0.5%
Berkshire Hills Bancorp                10,300             228
Woronoco Bancorp                        9,500             178
                                                   ----------
                                                          406
--------------------------------------------------------------------------------
S&L/THRIFTS-SOUTHERN US -- 0.8%
Ocwen Financial*                      104,600             690
                                                   ----------
                                                          690
                                                   ----------
TOTAL FINANCIAL (COST $4,947)                           5,874
                                                   ----------
--------------------------------------------------------------------------------
HEALTH CARE -- 17.0%
DIAGNOSTIC EQUIPMENT -- 0.4%
Cholestech*                            17,400             311
                                                   ----------
                                                          311
--------------------------------------------------------------------------------
DIALYSIS CENTERS -- 1.0%
DaVita*                                24,400             617
Renal Care Group*                       7,100             233
                                                   ----------
                                                          850
--------------------------------------------------------------------------------
DISPOSABLE MEDICAL PRODUCTS -- 0.3%
ICU Medical*                            8,100             295
                                                   ----------
                                                          295
--------------------------------------------------------------------------------
DRUG DELIVERY SYSTEMS -- 0.2%
Amarin ADR*                            12,400             176
                                                   ----------
                                                          176
--------------------------------------------------------------------------------
HEALTH CARE COST CONTAINMENT -- 1.0%
Hooper Holmes                          85,400             896
                                                   ----------
                                                          896
--------------------------------------------------------------------------------
MEDICAL INFORMATION SYSTEMS -- 0.1%
Quadramed*                             13,900             124
                                                   ----------
                                                          124
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 0.9%
Edwards Lifesciences*                   9,400             263
Kensey Nash*                           10,300             170
Surmodics*                              7,000             305
                                                   ----------
                                                          738
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
MEDICAL LABS & TESTING SERVICES -- 1.6%
Covance*                               20,500      $      416
Dianon Systems*                         8,000             519
Impath*                                10,300             422
                                                   ----------
                                                        1,357
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 2.8%
American Medical Systems Holdings*      7,500             169
Haemonetics*                           45,600           1,447
Possis Medical*                        17,600             347
Zoll Medical*                          12,700             488
                                                   ----------
                                                        2,451
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 1.4%
Digene*                                12,900             461
Integra LifeSciences*                  13,900             391
Myriad Genetics*                       10,200             342
                                                   ----------
                                                        1,194
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 2.0%
Adolor*                                35,400             395
Cima Labs*                             29,100             775
Dr Reddy's Laboratories ADR            10,300             228
First Horizon Pharmaceutical*          15,400             344
                                                   ----------
                                                        1,742
--------------------------------------------------------------------------------
MEDICAL-GENERIC DRUGS -- 0.3%
Alpharma, Cl A                          6,800              97
Taro Pharmaceuticals Industries*        6,500             184
                                                   ----------
                                                          281
--------------------------------------------------------------------------------
MEDICAL-HMO -- 1.4%
Coventry Health Care*                  13,600             354
Health Net*                            10,900             299
Humana*                                40,500             548
                                                   ----------
                                                        1,201
--------------------------------------------------------------------------------
MEDICAL-HOSPITALS -- 0.1%
Curative Health Services*               7,800              83
                                                   ----------
                                                           83
--------------------------------------------------------------------------------
MEDICAL-NURSING HOMES -- 0.4%
Beverly Enterprises*                   48,200             347
                                                   ----------
                                                          347
--------------------------------------------------------------------------------
MEDICAL-OUTPATIENT/HOME MEDICAL -- 0.3%
Odyssey HealthCare*                    10,700             286
                                                   ----------
                                                          286
--------------------------------------------------------------------------------
PHARMACY SERVICES -- 1.0%
MIM*                                   13,800             228
Omnicare                               11,200             290
Syncor International*                  11,100             302
                                                   ----------
                                                          820
--------------------------------------------------------------------------------


                                [LOGO OMITTED] 90

                                       PBHG FUNDS

                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2002

                                              PBHG STRATEGIC SMALL COMPANY PSSCX


                                                     Market
Description                           Shares       Value (000)
--------------------------------------------------------------------------------
PHYSICAL PRACTICE MANAGEMENT -- 0.5%
American Healthways*                   14,650      $      398
                                                   ----------
                                                          398
--------------------------------------------------------------------------------
THERAPEUTICS -- 0.8%
NPS Pharmaceuticals*                   10,300             336
Sangstat Medical*                      10,200             274
Titan Pharmaceuticals*                 10,200              72
                                                   ----------
                                                          682
--------------------------------------------------------------------------------
VETERINARY DIAGNOSTICS -- 0.1%
Neogen*                                 7,500             118
                                                   ----------
                                                          118
--------------------------------------------------------------------------------
X-RAY EQUIPMENT -- 0.4%
Bruker AXS*                            83,400             346
                                                   ----------
                                                          346
                                                   ----------
TOTAL HEALTH CARE (COST $12,182)                       14,696
                                                   ----------
--------------------------------------------------------------------------------
INDUSTRIAL -- 8.0%
AEROSPACE/DEFENSE -- 0.4%
Teledyne Technologies*                 20,200             335
                                                   ----------
                                                          335
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE-EQUIPMENT -- 0.4%
DRS Technologies*                       8,300             344
                                                   ----------
                                                          344
--------------------------------------------------------------------------------
BUILDING PRODUCTS-CEMENT/AGGREGATE-- 0.0%
Texas Industries                          100               4
                                                   ----------
                                                            4
--------------------------------------------------------------------------------
BUILDING PRODUCTS-LIGHT FIXTURES -- 0.0%
Genlyte Group*                          1,100              41
                                                   ----------
                                                           41
--------------------------------------------------------------------------------
CIRCUIT BOARDS -- 0.5%
DDI*                                   48,900             417
                                                   ----------
                                                          417
--------------------------------------------------------------------------------
CONTAINERS-METAL/GLASS -- 0.3%
Crown Cork & Seal*                     26,200             235
                                                   ----------
                                                          235
--------------------------------------------------------------------------------
ELECTRIC PRODUCTS-MISCELLANEOUS -- 0.3%
Littelfuse*                            12,000             297
                                                   ----------
                                                          297
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS-- 1.1%
DSP Group*                             20,100             412
OSI Systems*                            9,800             247
Planar Systems*                        10,300             270
                                                   ----------
                                                          929
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
ELECTRONIC MEASURING INSTRUMENTS -- 0.5%
Molecular Devices*                     22,800      $      414
                                                   ----------
                                                          414
--------------------------------------------------------------------------------
ELECTRONIC PARTS DISTRIBUTION -- 0.5%
Avnet                                  16,122             436
                                                   ----------
                                                          436
--------------------------------------------------------------------------------
ENVIRONMENTAL CONSULTING & ENGINEERING-- 0.3%
TRC*                                   11,150             274
                                                   ----------
                                                          274
--------------------------------------------------------------------------------
HAZARDOUS WASTE DISPOSAL -- 0.5%
Stericycle*                             7,300             457
                                                   ----------
                                                          457
--------------------------------------------------------------------------------
INSTRUMENTS-SCIENTIFIC -- 0.7%
Fisher Scientific International*       20,300             571
                                                   ----------
                                                          571
--------------------------------------------------------------------------------
LASERS-SYSTEMS/COMPONENTS -- 0.3%
Coherent*                               7,800             264
                                                   ----------
                                                          264
--------------------------------------------------------------------------------
MACHINERY-PUMPS -- 0.4%
Flowserve*                              9,800             314
                                                   ----------
                                                          314
--------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING -- 0.4%
Aptargroup                              9,700             340
                                                   ----------
                                                          340
--------------------------------------------------------------------------------
NON-HAZARDOUS WASTE DISPOSAL -- 0.4%
Waste Connections*                     10,200             342
                                                   ----------
                                                          342
--------------------------------------------------------------------------------
POWER CONVERSION/SUPPLY EQUIPMENT -- 0.4%
Artesyn Technologies*                  19,400             181
Power-One*                             23,900             195
                                                   ----------
                                                          376
--------------------------------------------------------------------------------
REMEDIATION SERVICES -- 0.1%
Clean Harbors*                         10,000             116
                                                   ----------
                                                          116
--------------------------------------------------------------------------------
STEEL PIPE & TUBE -- 0.5%
Shaw Group*                            14,900             410
                                                   ----------
                                                          410
                                                   ----------
TOTAL INDUSTRIAL (COST $6,330)                          6,916
                                                   ----------
--------------------------------------------------------------------------------
SERVICES -- 11.7%
ADVERTISING SERVICES -- 0.4%
Getty Images*                           7,400             221
R.H. Donnelley*                         4,100             125
                                                   ----------
                                                          346
--------------------------------------------------------------------------------

                                [LOGO OMITTED] 91

            PBHG FUNDS

STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2002

PBHG STRATEGIC SMALL COMPANY PSSCX


                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 1.3%
Alliance Data Systems*                 14,300      $      359
Gaiam*                                 16,500             304
Icon ADR*                               8,300             282
Plexus*                                 8,500             201
                                                   ----------
                                                        1,146
--------------------------------------------------------------------------------
COMMERCIAL SERVICES-FINANCE -- 1.3%
Coinstar*                              11,100             374
PRG-Schultz International*             49,500             695
                                                   ----------
                                                        1,069
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 1.3%
Manhattan Associates*                  14,500             552
Pec Solutions*                         12,600             310
Tripos*                                11,100             291
                                                   ----------
                                                        1,153
--------------------------------------------------------------------------------
CONSULTING SERVICES -- 2.5%
Advisory Board*                         7,500             244
DiamondCluster International*          22,300             288
Forrester Research*                    20,000             382
FTI Consulting*                         9,250             287
PDI*                                   29,300             497
Watson Wyatt*                          17,300             473
                                                   ----------
                                                        2,171
--------------------------------------------------------------------------------
DIRECT MARKETING -- 1.7%
Advo*                                  24,600           1,039
Catalina Marketing*                     3,600             132
Valuevision International, Cl A*       15,000             311
                                                   ----------
                                                        1,482
--------------------------------------------------------------------------------
RESEARCH & DEVELOPMENT -- 1.6%
Albany Molecular Research*             12,400             297
Kendle International*                  14,400             268
Parexel International*                 20,700             332
Pharmaceutical Product Development*    12,800             446
                                                   ----------
                                                        1,343
--------------------------------------------------------------------------------
SCHOOLS -- 1.6%
Career Education*                      15,000             594
Edison Schools*                        22,700             316
Learning Tree International*            5,300             128
University of Phoenix Online*           8,750             366
                                                   ----------
                                                        1,404
                                                   ----------
TOTAL SERVICES (COST $8,705)                           10,114
                                                   ----------
--------------------------------------------------------------------------------
TECHNOLOGY -- 20.0%
APPLICATIONS SOFTWARE -- 1.5%
Caminus*                               16,200             365
Peregrine Systems*                     89,007             847
Roxio*                                  4,600             104
                                                   ----------
                                                        1,316
--------------------------------------------------------------------------------
B2B/E-COMMERCE -- 0.3%
Freemarkets*                           11,400             262
                                                   ----------
                                                          262
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMPUTER AIDED DESIGN -- 0.4%
Aspen Technology*                      14,800      $      339
                                                   ----------
                                                          339
--------------------------------------------------------------------------------
COMPUTER GRAPHICS -- 0.7%
Pixar*                                 17,300             637
                                                   ----------
                                                          637
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 0.5%
McData*                                18,100             219
Radiant Systems*                       21,000             190
                                                   ----------
                                                          409
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 1.5%
Maxtor*                                28,600             199
Sandisk*                                7,000             152
Silicon Storage Technology*            70,600             745
Western Digital*                       29,100             181
                                                   ----------
                                                        1,277
--------------------------------------------------------------------------------
COMPUTERS-OTHER -- 0.1%
Concurrent Computer*                   15,600             130
                                                   ----------
                                                          130
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 1.4%
Choicepoint*                            6,100             351
eFunds*                                20,900             335
Fair Isaac                              4,600             292
Intercept*                              6,500             236
                                                   ----------
                                                        1,214
--------------------------------------------------------------------------------
DECISION SUPPORT SOFTWARE -- 0.2%
Wind River Systems*                    12,700             173
                                                   ----------
                                                          173
--------------------------------------------------------------------------------
E-MARKETING/INFORMATION -- 0.3%
Digital River*                         14,900             221
                                                   ----------
                                                          221
--------------------------------------------------------------------------------
E-SERVICES/CONSULTING -- 0.4%
Websense*                              13,900             350
                                                   ----------
                                                         350
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 1.1%
Alpha Industries*                      15,200             232
AXT*                                   12,900             138
Microsemi*                              5,800              95
MIPS Technologies, Cl A*               32,300             238
Silicon Laboratories*                   8,000             282
                                                   ----------
                                                          985
--------------------------------------------------------------------------------
ELECTRONIC DESIGN AUTOMATION -- 0.2%
Synplicity*                            20,000             156
                                                   ----------
                                                          156
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 1.6%
JDA Software Group*                    24,500             781
Micromuse*                             21,600             189
Retek*                                 16,600             436
                                                   ----------
                                                        1,406
--------------------------------------------------------------------------------

                                [LOGO OMITTED] 92

                                          PBHG FUNDS

                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2002

                                              PBHG STRATEGIC SMALL COMPANY PSSCX


                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
INTERNET APPLICATION SOFTWARE -- 0.8%
Kana Software*                          9,500      $      171
Netegrity*                             13,800             204
Vignette*                              93,400             321
                                                   ----------
                                                          696
--------------------------------------------------------------------------------
INTERNET CONTENT-ENTERTAINMENT -- 0.3%
Alloy*                                 14,400             216
                                                   ----------
                                                          216
--------------------------------------------------------------------------------
INTERNET INFRASTRUCTURE EQUIPMENT -- 1.3%
Avocent*                               41,152           1,102
                                                   ----------
                                                        1,102
--------------------------------------------------------------------------------
INTERNET SECURITY -- 0.3%
Internet Security Systems*              5,200             119
Mcafee.com*                             8,900             146
                                                   ----------
                                                          265
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 1.6%
Adaptec*                               42,600             570
Computer Network Technology*           13,000             172
Crossroads Systems*                    23,600              84
Emulex*                                 7,600             250
Extreme Networks*                      28,400             295
                                                   ----------
                                                        1,371
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS-- 2.3%
Anadigics*                             16,000             197
Elantec Semiconductor*                 13,900             595
Exar*                                  16,200             333
GlobespanVirata*                       49,200             734
Power Integrations*                     8,100             154
                                                   ----------
                                                        2,013
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 0.9%
LTX*                                   15,300             416
MKS Instruments*                       10,600             363
                                                   ----------
                                                          779
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 0.9%
Intrado*                               10,500             229
Metro One Telecommunications*           9,250             234
TTI Team Telecom International*        10,900             313
                                                   ----------
                                                          776
--------------------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 0.7%
Advanced Fibre Communication*          12,500             240
Anaren Microwave*                      13,200             192
Sunrise Telecom*                       46,600             144
                                                   ----------
                                                          576
--------------------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT-FIBER OPTICS-- 0.2%
Finisar*                               22,200             171
                                                   ----------
                                                          171
--------------------------------------------------------------------------------

                                     Shares/Face       Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
WEB PORTALS/ISP -- 0.5%
Overture Services*                     15,000      $      419
                                                   ----------
                                                          419
                                                   ----------
TOTAL TECHNOLOGY (COST $16,696)                        17,259
                                                   ----------
--------------------------------------------------------------------------------
TRANSPORTATION -- 0.2%
TRANSPORTATION-AIR FREIGHT -- 0.2%
Atlas Air Worldwide*                    9,300             122
                                                   ----------
                                                          122
                                                   ----------
TOTAL TRANSPORTATION (COST $115)                          122
                                                   ----------
--------------------------------------------------------------------------------
UTILITIES -- 1.0%
ELECTRIC-INTEGRATED -- 0.6%
Idacorp                                 4,100             166
Madison Gas & Electric                  3,700             105
Sierra Pacific Resources               14,300             216
                                                   ----------
                                                          487
--------------------------------------------------------------------------------
GAS-DISTRIBUTION -- 0.4%
UGI                                    10,900             342
                                                   ----------
                                                          342
                                                   ----------
TOTAL UTILITIES (COST $695)                               829
                                                   ----------
TOTAL COMMON STOCK (COST $68,995)                      81,722
                                                   ----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 6.0%
JP Morgan Chase
   1.85%, dated 03/28/02, matures
   04/01/02, repurchase price $5,217,399
   (collateralized by U.S. Government
   Obligations: total market
   value $5,325,151)(A)                $5,216           5,216
                                                   ----------
TOTAL REPURCHASE AGREEMENT (COST $5,216)                5,216
                                                   ----------
TOTAL INVESTMENTS-- 100.8% (COST $74,211)              86,938
                                                   ----------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (0.8)%
Payable for Investment Securities Purchased            (1,515)
Other Assets and Liabilities, Net                         820
                                                   ----------
TOTAL  OTHER ASSETS AND LIABILITIES, NET                 (695)
                                                   ----------
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of PBHG Class ($0.001 par value)
   based on 6,450,708 outstanding shares
   of common stock                                     86,814
Accumulated net realized loss on investments          (13,298)
Unrealized appreciation on investments                 12,727
                                                   ----------
TOTAL NET ASSETS-- 100.0%                          $   86,243
                                                   ==========

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE-- PBHG CLASS                         $13.37
                                                       ======


* Non-income producing security.
(A)-- Tri-party repurchase agreement
ADR-- American Depositary Receipt
Cl-- Class
REIT-- Real Estate Investment Trust


The accompanying notes are an integral part of the financial statements.


                                [LOGO OMITTED] 93

            PBHG FUNDS

STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2002

 PBHG TECHNOLOGY & COMMUNICATIONS FUND PBTCX


                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 94.1%
CONSUMER CYCLICAL -- 5.3%
AUDIO/VIDEO PRODUCTS -- 0.2%
Polycom*                               61,400      $    1,511
                                                   ----------
                                                        1,511
--------------------------------------------------------------------------------
CABLE TV -- 1.2%
Adelphia Communications, Cl A*        461,700           6,879
                                                   ----------
                                                        6,879
--------------------------------------------------------------------------------
ENTERTAINMENT SOFTWARE -- 1.2%
Activision*                           109,200           3,257
THQ*                                   75,900           3,727
                                                   ----------
                                                        6,984
--------------------------------------------------------------------------------
MULTIMEDIA -- 2.7%
AOL Time Warner*                      369,700           8,743
Gemstar-TV Guide International*       484,100           7,160
                                                   ----------
                                                       15,903
                                                   ----------
TOTAL CONSUMER CYCLICAL (COST $43,591)                 31,277
                                                   ----------
--------------------------------------------------------------------------------
INDUSTRIAL -- 2.3%
ELECTRONIC COMPONENTS-MISCELLANEOUS-- 1.6%
Flextronics International*            259,400           4,734
Jabil Circuit*                        211,500           4,977
                                                   ----------
                                                        9,711
--------------------------------------------------------------------------------
INSTRUMENTS-SCIENTIFIC -- 0.7%
FEI*                                  108,200           3,846
                                                   ----------
                                                        3,846
                                                   ----------
TOTAL INDUSTRIAL (COST $16,028)                        13,557
                                                   ----------
--------------------------------------------------------------------------------
SERVICES -- 4.3%
COMMERCIAL SERVICES-FINANCE -- 1.0%
Concord EFS*                          178,200           5,925
                                                   ----------
                                                        5,925
--------------------------------------------------------------------------------
E-COMMERCE/SERVICES -- 3.3%
eBay*                                 339,200          19,212
                                                   ----------
                                                       19,212
                                                   ----------
TOTAL SERVICES (COST $20,407)                          25,137
                                                   ----------
--------------------------------------------------------------------------------
TECHNOLOGY -- 82.2%
APPLICATIONS SOFTWARE -- 7.8%
Mercury Interactive*                  205,600           7,741
Microsoft*                            202,600          12,219
Quest Software*                       202,200           3,055
Rational Software*                    212,200           3,359
Siebel Systems*                       604,300          19,706
                                                   ----------
                                                       46,080

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
B2B/E-COMMERCE -- 1.1%
Ariba*                                469,000      $    2,125
I2 Technologies*                      861,320           4,358
                                                   ----------
                                                        6,483
--------------------------------------------------------------------------------
CELLULAR TELECOMMUNICATIONS -- 0.8%
AT&T Wireless Services*               495,892           4,438
                                                   ----------
                                                        4,438
--------------------------------------------------------------------------------
COMPUTERS -- 1.0%
Sun Microsystems*                     662,300           5,841
                                                   ----------
                                                        5,841
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 2.9%
Brocade Communications Systems*       639,600          17,269
                                                   ----------
                                                       17,269
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 2.6%
EMC*                                  258,100           3,077
Veritas Software*                     211,100           9,252
Western Digital*                      485,800           3,027
                                                   ----------
                                                       15,356
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 2.6%
Automatic Data Processing             109,000           6,351
Documentum*                           116,800           2,973
First Data                             72,000           6,282
                                                   ----------
                                                       15,606
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 21.9%
Agere Systems*                        702,600           2,733
Altera*                               223,600           4,890
Applied Micro Circuits*               168,100           1,345
Broadcom, Cl A*                       720,900          25,880
ChipPAC*                              440,200           4,323
Conexant Systems*                     787,100           9,484
Intel                                 189,900           5,775
Intersil*                             392,800          11,136
LSI Logic*                            788,600          13,406
Micron Technology*                     82,000           2,698
Microtune*                            160,600           2,308
National Semiconductor*                47,900           1,614
Pixelworks*                           114,600           1,476
PMC-Sierra*                           346,600           5,643
Texas Instruments                     547,800          18,132
Xilinx*                               471,000          18,774
                                                   ----------
                                                      129,617
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 4.5%
Advent Software*                       28,600           1,692
BEA Systems*                          215,100           2,949
Oracle*                               885,700          11,337
Peoplesoft*                           251,100           9,172
Retek*                                 55,000           1,444
                                                   ----------
                                                       26,594
--------------------------------------------------------------------------------

                                [LOGO OMITTED] 94

                                          PBHG FUNDS

                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2002

                                     PBHG TECHNOLOGY & COMMUNICATIONS FUND PBTCX


                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
INTERNET SECURITY -- 1.2%
Internet Security Systems*            198,000      $    4,525
VeriSign*                              91,232           2,463
                                                   ----------
                                                        6,988
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 8.4%
Cisco Systems*                      1,724,000          29,187
Emulex*                               361,400          11,901
Extreme Networks*                     231,500           2,408
Juniper Networks*                     503,000           6,348
                                                   ----------
                                                       49,844
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS-- 9.2%
Genesis Microchip*                     85,000           2,210
GlobespanVirata*                      559,500           8,348
Linear Technology                     153,100           6,770
Marvell Technology Group*             372,600          16,320
Maxim Integrated Products*            149,500           8,329
Taiwan Semiconductor Manufacturing
   Limited ADR*                       399,200           8,283
Vitesse Semiconductor*                439,600           4,308
                                                   ----------
                                                       54,568
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 10.4%
Applied Materials*                    410,400          22,272
KLA-Tencor*                           146,700           9,756
Kulicke & Soffa Industries*           288,600           6,006
Lam Research*                         171,500           5,028
Novellus Systems*                     110,000           5,955
Teradyne*                             316,100          12,464
                                                   ----------
                                                       61,481
--------------------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 5.7%
Nokia Oyj ADR                         470,100           9,750
Qualcomm*                             530,700          19,975
Terayon*                              489,700           4,153
                                                   ----------
                                                       33,878
--------------------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT-FIBER OPTICS-- 1.5%
Finisar*                              745,200           5,738
Harmonic*                             266,600           3,093
                                                   ----------
                                                        8,831
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 0.6%
RF Micro Devices*                     191,100           3,421
                                                   ----------
                                                        3,421
                                                   ----------
TOTAL TECHNOLOGY (COST $544,753)                      486,295
                                                   ----------
TOTAL COMMON STOCK (COST $624,779)                    556,266
                                                   ----------
--------------------------------------------------------------------------------

                                     Face              Market
Description                      Amount (000)        Value (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 4.7%
JP Morgan Chase
   1.85%, dated 03/28/02, matures
   04/01/02, repurchase price $15,871,303
   (collateralized by U.S. Government
   Obligations: total market
   value $16,193,930)(A)            $  15,868      $   15,868
UBS Warburg LLC
   1.85%, dated 03/28/02, matures
   04/01/02, repurchase price $11,885,945
   (collateralized by U.S. Government
   Obligations: total market
   value $12,121,867)(A)               11,884          11,884
                                                   ----------
TOTAL REPURCHASE AGREEMENTS (COST $27,752)             27,752
                                                   ----------
TOTAL INVESTMENTS-- 98.8% (COST $652,531)             584,018
                                                   ----------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 1.2%
Receivable for Investment Securities Sold              19,357
Payable for Investment Securities Purchased           (11,805)
Other Assets and Liabilities, Net                        (191)
                                                   ----------
TOTAL OTHER ASSETS AND LIABILITIES, NET                 7,361
                                                   ----------
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of PBHG Class ($0.001 par value)
   based on 39,279,165 outstanding shares
   of common stock                                  2,830,704
Fund Shares of Advisor Class ($0.001 par value)
   based on 697,281 outstanding shares
   of common stock                                     10,598
Accumulated net realized loss on investments       (2,181,410)
Unrealized depreciation on investments                (68,513)
                                                   ----------
TOTAL NET ASSETS-- 100.0%                          $  591,379
                                                   ==========

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE-- PBHG CLASS                         $14.79
                                                       ======

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE-- ADVISOR CLASS                      $14.75
                                                       ======

* Non-income producing security.
(A) -- Tri-party repurchase agreement
ADR -- American Depositary Receipt
Cl -- Class
LLC -- Limited Liability Company


The accompanying notes are an integral part of the financial statements.

                                [LOGO OMITTED] 95

            PBHG FUNDS

SCHEDULE OF INVESTMENTS
-----------------------
As of March 31, 2002

 PBHG IRA CAPITAL PRESERVATION FUND PBCPX


                                        Face           Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
RESIDENTIAL MORTGAGES-AGENCY -- 10.3%
Federal Home Loan Mortgage Corporation
   8.750%, 12/01/08                    $   30      $       32
   7.500%, 07/01/27                        24              25
Federal Home Loan Mortgage Corporation
   2360 IP CMO
   5.750%, 07/15/26                     5,000           4,562
Federal Home Loan Mortgage Association
   15 year Fixed TBA
   6.000%, 04/16/17                    10,000           9,959
Federal National Mortgage
   Association Pool # 495062
   7.000%, 05/01/29                       131             134
Federal National Mortgage
   Association Pool # 524217
   8.500%, 07/01/26                       207             224
Federal National Mortgage
   Association Pool #253000
   8.000%, 10/01/29                     1,131           1,196
Federal National Mortgage
   Association Pool #253002
   9.000%, 07/01/26                       198             217
Federal National Mortgage
   Association Pool #253136
   9.000%, 04/01/25                       202             221
Federal National Mortgage
   Association Pool #253137
   9.500%, 09/01/24                        74              81
Federal National Mortgage
   Association Pool #253138
   10.000%, 02/01/19                       49              54
Federal National Mortgage
   Association Pool #372602
   8.500%, 06/01/25                        90              98
Federal National Mortgage
   Association Pool #529306
   8.500%, 08/01/26                        83              89
Federal National Mortgage
   Association Pool #539604
   9.000%, 07/01/27                       541             592
Federal National Mortgage
   Association Ser 1997-88, Cl B
   9.000%, 11/18/24                       260             269
Federal National Mortgage Association
   15 year Fixed TBA
   6.000%, 04/16/17                     5,000           4,980
Federal National Mortgage Association
   30 year Fixed TBA
   7.500%, 05/13/32                    15,000          15,478
   7.000%, 05/13/32                    15,000          15,211
                                                   ----------
TOTAL RESIDENTIAL MORTGAGES-AGENCY (COST $53,673)      53,422
                                                   ----------
--------------------------------------------------------------------------------
COMMERCIAL MORTGAGES -- 15.0%
Allied Capital Commercial
   Mortgage Trust, Ser 1998-1, Cl A
   6.310%, 09/25/03                         1               2
America West Airlines, Ser 1999-1
   7.930%, 01/02/19                     2,611           2,648
America West Airlines,
   Private Placement 144a
   7.100%, 04/02/21                     8,730           8,711
--------------------------------------------------------------------------------

                                        Face           Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
COMMERCIAL MORTGAGES-- CONTINUED
Asset Securitization Corporation,
   Ser 1997-D4, Cl PS1 IO
   1.300%, 04/14/29                  $ 55,352**    $    2,827
Banc of America Commercial
Mortgage, Ser 2000-1, Cl A1A
   7.109%, 11/15/31                     6,128           6,424
Banc of America Commercial
   Mortgage, Ser 2001-1, Cl  X IO
   1.342%, 04/15/36                    14,936**           952
Bank of America-First Union
   National Bank Commercial
   Mortgage, Ser 2001-3, Cl XC IO
   1.031%, 04/11/37                    13,109**           658
Citicorp Mortgage Securities,
   Ser 2002-1, Cl A1
   6.250%, 01/25/32                     4,000           3,756
Crusade Global Trust,
   Ser 2002-1, Cl A
   2.170%, 02/20/33                     5,000           5,000
Deutsche Mortgage & Asset
   Receiving, Ser 1998-C1 A1
   6.220%, 06/15/31                     8,561           8,785
DLJ Commercial Mortgage,
   Ser 1999-CG1, Cl A1A
   6.080%, 03/10/32                     4,116           4,189
Donaldson, Lufkin & Jenrette,
   Ser 1998-CF2, Cl A1A
   5.880%, 11/12/31                     2,580           2,609
First Union-Lehman Brothers-
   Bank of America 1998-C2 IO
   0.847%, 11/18/35                    78,331**         2,466
GMAC Commercial Mortgage
   Securities, Ser 2002-C1, Cl X1 IO
   0.634%, 11/15/39                    78,742**         2,661
Keycorp, Series 2000-C1, Cl A1
   7.617%, 06/15/09                     2,822           3,003
LB-UBS Commercial Mortgage Trust,
   Ser 2002-C1, Cl XCL IO
   0.362%, 03/15/34                   133,164**         2,973
Lehman Large Loan,
   Ser 1997-LL1, Cl A1
   6.790%, 06/12/04                     1,438           1,492
Merrill Lynch Mortgage Investors,
   Ser 1997-C1, Cl A3
   7.120%, 06/18/29                       750             785
Midland Realty Acceptance
   Corporate CMO,
   Ser 1996-C1, Cl  A2
   7.475%, 08/25/28                       389             401
Midland Realty Acceptance
   Corporate CMO,
   Ser 1996-C2, Cl A2
   7.233%, 01/25/29                     1,450           1,521
Morgan Stanley Capital,
   Ser 1997-ALIC, Cl A1B
   6.440%, 11/15/02                     3,108           3,111
Morgan Stanley Capital,
   Ser 1999-LIFE, Cl A1
   6.970%, 10/15/08                     2,198           2,295
Mortgage Capital Funding,
   Ser 1996-MC2, Cl A2
   6.909%, 02/20/06                     4,000           4,149
--------------------------------------------------------------------------------


                                [LOGO OMITTED] 96

                                          PBHG FUNDS

                                                         SCHEDULE OF INVESTMENTS
                                                         -----------------------
                                                            As of March 31, 2002

                                        PBHG IRA CAPITAL PRESERVATION FUND PBCPX


                                        Face           Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
Mortgage Capital Funding,
   Ser 1997-MC1, Cl A2
   7.223%, 02/20/27                   $ 6,171      $    6,465
                                                   ----------
TOTAL COMMERCIAL MORTGAGES (COST $78,425)              77,883
                                                   ----------
--------------------------------------------------------------------------------
RESIDENTIAL MORTGAGES-- 0.8%
Bank of America 2001-8
   6.500%, 07/25/31                       798             808
Residential Asset Securitization
   Trust, Ser 1998-A12, Cl A15
   6.250%, 11/25/28                     1,000             983
Residential Funding Mortgage,
   Sec 1, Ser 1999-S25, Cl A1
   6.750%, 12/25/14                     1,365           1,391
Wells Fargo Mortgage-
   Backed Trust
   6.500%, 08/25/16                       718             724
                                                   ----------
TOTAL RESIDENTIAL MORTGAGES (COST $3,883)               3,906
                                                   ----------
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 49.7%
AUTO & TRANSPORTATION -- 13.9%
Americredit Automobile
   Receivables, Ser 199-C, Cl A3
   6.840%, 10/05/03                       795             796
ARG Funding,
   Private Placement 144a
   Ser 1999-1A, Cl A1
   2.363%, 05/20/03                        67              67
BMW Vehicle Lease Trust,
   Ser 2000-A, Cl A2
   6.650%, 02/25/03                       750             753
Continental Airlines,
   Ser 2002-1, Cl G1
   2.488%, 08/15/11                     5,000           5,000
Continental Airlines,
   Ser 2002-1, Cl G2
   6.563%, 02/15/12                    14,000          14,061
FELCO Funding II LLC,
   Private Placement 144a
   Ser 2000-1, Cl A4
   7.720%, 12/15/05                       500             525
Northwest Airlines,
   Ser 2000-1, Cl G
   8.072%, 04/01/21                    14,743          15,458
Premier Auto Trust,
   Ser 1999-1, Cl A4
   5.820%, 10/08/03                     2,691           2,729
Provident Auto Lease ABS Trust,
   Private Placement 144a
   Ser 1999-1, Cl  A3
   7.260%, 01/14/12                    10,000          10,399
US Airways
   7.076%, 03/20/21                     8,071           8,079
US Airways 2000-2G
   8.020%, 02/05/19                     9,410           9,656
US Airways Structured
   Pass Through
   8.110%, 02/20/17                       989           1,028
US Airways, Ser 2000-3G
   7.890%, 09/01/20                     3,533           3,614
                                                   ----------
                                                       72,165
--------------------------------------------------------------------------------

                                        Face           Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
BOATS-- 0.2%
CIT Marine Trust,
   Ser 1999-A, Cl A2
   5.800%, 04/15/10                $      995      $    1,017
                                                   ----------
                                                        1,017
--------------------------------------------------------------------------------
CORPORATES/YANKEES-- 2.5%
Brazos Student Loan Finance,
   Ser 1998-A, Cl A1
   2.710%, 06/01/06                       309             304
Chilquinta Energy
   Private Placement 144a
   6.470%, 04/01/08                     1,300           1,326
Pemex  Finance,
   Ser 1A1, Cl A2
   6.300%, 05/15/10                     2,750           2,759
Pemex Finance,
   Ser 1A1, Cl A1
   5.720%, 11/15/03                     4,400           4,479
Pemex Finance,
   Ser 2A1, Cl A1
   6.125%, 11/15/03                     4,233           4,289
                                                   ----------
                                                       13,157
--------------------------------------------------------------------------------
CREDIT CARD-- 3.9%
Providian Master Trust,
   Ser 2000-1, Cl A
   7.490%, 08/17/09                    19,000          20,039
                                                   ----------
                                                       20,039
--------------------------------------------------------------------------------
HOME EQUITY LOANS -- 23.9%
Advanta Home Equity Loan
   Trust, Ser 1993-1, Cl A2
   5.950%, 05/25/09                        57              57
Advanta Mortgage Loan
   Trust, Ser 1997-4, Cl A4
   6.660%, 03/25/22                        12              12
Advanta Mortgage Loan
   Trust, Ser 1998-1, Cl A4
   6.420%, 09/25/21                       289             291
Advanta Mortgage Loan
   Trust, Ser 1999-2, Cl A6
   6.820%, 05/25/29                       375             389
Advanta Mortgage Loan
   Trust, Ser 2000-2, Cl A3
   7.760%, 05/25/18                       500             521
Ameriquest Mortgage Securities,
   Ser 2002-1, Cl AF5
   6.670%, 05/25/32                    10,000           9,814
Chase Funding Loan Aquisition
   Trust, Ser 2002-C1, Cl IA3
   5.353%, 09/25/26                    10,000          10,000
CIT Group Home Equity Loan
   Trust, Ser 2002-1, Cl AF5
   6.710%, 05/25/31                     6,000           5,999
Conseco Finance,
   Ser 1999-H, Cl AF5
   7.600%, 12/15/29                       320             339
--------------------------------------------------------------------------------


                                [LOGO OMITTED] 97

       PBHG FUNDS

SCHEDULE OF INVESTMENTS
-----------------------
As of March 31, 2002

 PBHG IRA CAPITAL PRESERVATION FUND PBCPX


                                        Face           Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
OME EQUITY LOANS-- CONTINUED
Conseco Finance,
   Ser 2002-A, Cl A1B
   3.340%, 10/15/18                  $  6,817      $    6,822
Conseco Finance,
   Ser 2002-A, Cl A2
   4.690%, 08/15/21                     5,000           5,019
Contimortgage Home Equity Loan
   Trust, Ser 1997-5, Cl A4
   6.580%, 06/15/19                       591             597
Countrywide Asset Backed
   Certificates, Ser 1999-2, Cl AF4
   6.780%, 11/25/27                       415             428
Delta Funding Home Equity Loan
   Trust, Ser 1999-2, Cl  A2F
   6.500%, 03/15/23                       480             481
Equicredit Funding Trust,
   Ser 1997-A, Cl A4
   7.340%, 03/15/24                       850             883
Federal National Mortgage
   Association, Ser 2002-W2, Cl AF5
   6.000%, 06/25/32                    10,000           9,657
Federal Home Loan Mortgage Corporation
   Structured Pass Through T-10 A2
   6.350%, 09/25/13                       198             200
Federal Home Loan Mortgage Corporation
   Structured Pass Through T-14 A3
   5.900%, 03/25/24                       145             146
Federal Home Loan Mortgage Corporation
   Structured Pass Through T-9 A3
   6.660%, 07/25/15                        77              78
Independent National
   Mortgage Home Equity,
   Ser 1997-A AF3
   6.700%, 12/25/25                        64              65
Long Beach Mortgage Loan
   Trust, Ser 2002-1, Cl 2A4
   6.460%, 06/25/32                    10,000           9,997
Mellon Residential Funding,
   Ser 2001-HEIL, Cl A2
   5.565%, 06/25/09                     5,000           5,081
Residential Asset Securities,
   Ser 1998-KS2, Cl A19
   6.415%, 07/25/29                       374             381
Residential Asset Securities,
   Ser 1998-KS3, Cl  AI4
   6.035%, 04/25/24                     1,300           1,320
Residential Asset Securities,
   Ser 2000-KS5, Cl AI3
   7.040%, 04/25/26                     6,500           6,670
Residential Asset Securities,
   Ser 2001-KS3, Cl AI5
   6.480%, 09/25/31                     1,500           1,447
Residential Asset Securities,
   Ser 2002-KS2, Cl AI5
   6.779%, 04/25/32                     8,000           8,000
--------------------------------------------------------------------------------

                                        Face           Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
HOME EQUITY LOANS-- CONTINUED
Saxon Asset Securities Trust,
   Ser 1999-3, Cl AF4
   7.550%, 10/25/26                  $  1,290      $    1,358
Saxon Asset Securities Trust,
   Ser 2000-2, Cl AF5
   8.483%, 07/25/30                     4,270           4,590
Southern Pacitic Secured Asset,
   Ser 1997-3, Cl A5
   7.190%, 09/25/27                    10,619          10,987
The Money Store Equity Trust,
   Ser 1998-B, Cl AF5
   6.225%, 09/15/23                       140             142
The Money Store Home Equity
   Trust, Ser 1996-D, Cl A9
   7.000%, 04/15/28                     2,798           2,890
The Money Store Home Equity
   Trust, Ser 1998-A, Cl AF5
   6.370%, 12/15/23                       270             274
The Money Store Home Equity
   Trust, Ser 1998-A, Cl AF9
   6.400%, 04/15/39                    10,000          10,208
UCFC Home Equity Loan,
   Ser 1996-A1, Cl A7
   7.125%, 08/15/21                     8,003           8,191
UCFC Home Equity Loan,
   Ser 1998-A, Cl A3
   6.255%, 01/15/18                         9               9
UCFC Home Equity Loan,
   Ser 1998-C, Cl A7
   5.935%, 01/15/30                       281             285
UCFC Home Equity Loan,
   Ser 1998-D, Cl AF2
   5.905%, 02/15/21                       279             280
                                                   ----------
                                                      123,908
--------------------------------------------------------------------------------
INFRASTRUCTURE-- 0.9%
California Infrastructure SCE-1,
   Ser 1997-1, Cl A7
   6.420%, 12/26/09                     4,025           4,106
California Infrastructure SDG&E,
   Ser 1997-1, Cl A7
   6.370%, 12/26/09                       750             771
                                                   ----------
                                                        4,877
--------------------------------------------------------------------------------
MANUFACTURED HOUSING -- 0.7%
Lehman ABS Manufactured Housing
   Contract, Ser 2001-B Cl A6
   6.467%, 08/15/28                     3,500           3,289
Vanderbilt Mortgage Finance,
   Ser 1999-C, Cl 1A2
   7.090%, 11/07/13                       400             414
                                                   ----------
                                                        3,703
--------------------------------------------------------------------------------
OTHER -- 3.6%
Distribution Financial Services
   Trust, Ser 1999-1, Cl A6
   6.020%, 11/15/16                     2,500           2,444
--------------------------------------------------------------------------------


                                [LOGO OMITTED] 98

                                          PBHG FUNDS

                                                         SCHEDULE OF INVESTMENTS
                                                         -----------------------
                                                            As of March 31, 2002

                                        PBHG IRA CAPITAL PRESERVATION FUND PBCPX


                                        Face           Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
OTHER -- CONTINUED
Distribution Financial Services
   Trust, Ser 2001-1, Cl A5
   6.190%, 11/15/22                    $3,000      $    2,878
New York City Tax Lien,
   Private Placement 144a
   Ser 2001-AA, Cl A
   5.590%, 09/10/14                     1,480           1,499
Puerto Rico Public Finance
   Corporation, Ser 1999-1, Cl A
   6.150%, 04/15/08                     7,964           8,028
Railcar Leasing, LLC, Ser 1, Cl A1
   Private Placement 144a
   6.750%, 07/15/06                     3,379           3,498
                                                   ----------
                                                       18,347
--------------------------------------------------------------------------------
RECREATIONAL VEHICLES-- 0.1%
BankBoston RV Trust,
   Ser 1997-1, Cl A7
   6.480%, 07/15/08                       337             340
                                                   ----------
                                                          340
                                                   ----------
TOTAL ASSET-BACKED SECURITIES (COST $258,759)         257,553
                                                   ----------
--------------------------------------------------------------------------------
CORPORATE BONDS -- 5.7%
Credipia, Ser 2001-1A, Cl A
   Private Placement 144a
   2.580%, 12/28/07                     5,000           5,000
Mashantucket Western Pequot Tribe
   6.570%, 09/01/13                     8,145           8,145
PF Export Receivables Master Trust
   Private Placement 144a
   6.600%, 12/01/11                     7,000           6,935
Systems 2001 Asset Trust
   Private Placement 144a
   6.664%, 09/15/13                     9,329           9,524
                                                   ----------
TOTAL CORPORATE BONDS (COST $30,099)                   29,604
                                                   ----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 25.7%
Barclays
   1.72%, dated 03/28/02, matures
   04/01/02, repurchase price $83,205,572
   (collateralized by U.S. Government
   Obligations: total market
   value $84,853,744)(A)            $  83,190          83,190
                                                   ----------
Barclays
   1.72%, dated 03/28/02, matures
   04/01/02, repurchase price $50,170,811
   (collateralized by U.S. Government
   Obligations: total market
   value $51,164,616)(A)(B)            50,161          50,161
                                                   ----------
TOTAL REPURCHASE AGREEMENTS (COST $133,351)           133,351
                                                   ----------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS-- 107.2% (COST $558,190)            555,719
                                                   ----------
--------------------------------------------------------------------------------

                                                       Market
Description                                          Value (000)
--------------------------------------------------------------------------------
WRAPPER AGREEMENTS -- 0.6%
Bank of America*+                                  $    1,029
CDC Financial Products*+                                1,233
Monumental Life*+                                         640
                                                   ----------
TOTAL WRAPPER AGREEMENTS                           $    2,902
                                                   ----------

Percentages are based on Net Assets of $518,003,746
*  The Wrapper Agreement
   obligates the Wrap provider to maintain the book value of a portion of the Fund's assets up to a specified maximum dollar amount, upon the occurrence of certain specific events.
** Notional Amount
+  Fair-valued security
144a -- Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2002, these securities amounted to a value of $47,484,000 or 9.17% of net assets
Cl -- Class
CMO -- Collateralized Mortgage Obligation
IO -- Interest Only
LLC -- Limited Liability Company
Ser -- Series
TBA -- Securities traded under delayed delivery commitments settling after March 31, 2002. Income on these securities will not be earned until settle date.
(A)-- Tri-party repurchase agreement
(B) -- Repurchase Agreement is held in a segregated account maintained for liquidity purposes pursuant to the Wrapper Agreement as disclosed in Note 2.


The accompanying notes are an integral part of the financial statements.

                                [LOGO OMITTED] 99

      PBHG FUNDS

STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2002

 PBHG CASH RESERVES FUND PBCXX


                                        Face           Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT -- 6.0%
American Express
   1.820%, 04/23/02                   $ 3,000      $    3,000
Westdeutsche
   1.820%, 05/07/02                     3,500           3,500
                                                   ----------
TOTAL CERTIFICATES OF DEPOSIT (COST $6,500)             6,500
                                                   ----------
--------------------------------------------------------------------------------
COMMERCIAL PAPER -- 50.9%
Apreco
   1.840%, 04/18/02                     2,000           1,998
BP Amoco Capital
   1.800%, 06/07/02                     4,000           3,987
Coca-Cola Enterprises
   1.801%, 04/25/02                     4,000           3,995
Corporate Asset Funding
   1.840%, 04/24/02                     2,400           2,397
Falcon Asset Securitization
   1.848%, 04/12/02                     3,000           2,998
FCAR Owner Trust
   1.841%, 04/11/02                     3,000           2,999
Fleet Funding
   1.848%, 04/17/02                     2,000           1,999
Hubbell
   1.828%, 04/12/02                     3,500           3,498
Merck
   1.816%, 04/05/02                     3,343           3,342
Mont Blanc Capital
   1.859%, 04/16/02                     2,200           2,198
Morgan Stanley Dean Witter
   1.780%, 04/11/02                     4,000           3,998
Procter & Gamble
   1.809%, 04/24/02                     3,500           3,496
Prudential Funding
   2.200%, 04/23/02                     7,000           6,991
Salomon Smith Barney
   1.810%, 04/01/02                     3,500           3,500
Societe Generale
   1.828%, 04/19/02                     3,000           2,997
Variable Funding Capital
   1.820%, 05/02/02                     2,000           1,997
Windmill Funding
   1.848%, 04/09/02                     2,350           2,349
                                                   ----------
TOTAL COMMERCIAL PAPER (COST $54,739)                  54,739
                                                   ----------
--------------------------------------------------------------------------------
U.S. GOVERNMENT BONDS -- 25.0%
Federal Home Loan Mortgage
   1.630%, 08/05/02                     6,000           5,966
   1.645%, 08/09/02                     8,000           7,953
Federal National Mortgage Association
   1.780%, 08/05/02                     5,000           4,969
   1.850%, 08/09/02                     8,000           7,947
                                                   ----------
TOTAL U.S. GOVERNMENT BONDS (COST $26,835)             26,835
                                                   ----------
--------------------------------------------------------------------------------

                                      Face             Market
Description                       Amount (000)       Value (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 18.4%
UBS Warburg LLC
   1.92%, dated 03/28/02, matures
   04/01/02, repurchase price $19,804,224
   (collateralized by U.S. Government
   Obligations: total market
   value $20,197,394)(A)              $19,800          19,800
                                                   ----------
TOTAL REPURCHASE AGREEMENT (COST $19,800)              19,800
                                                   ----------
TOTAL INVESTMENTS-- 100.3% (COST $107,874)            107,874
                                                   ----------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (0.3)%
TOTAL OTHER ASSETS AND LIABILITIES, NET                  (361)
                                                   ----------
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of PBHG Class ($0.001 par value)
   based on 107,517,576 outstanding shares
   of common stock                                    107,520
Undistributed net investment income                         2
Accumulated net realized loss on investments               (9)
                                                   ----------
TOTAL NET ASSETS-- 100.0%                          $  107,513
                                                   ==========
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE-- PBHG CLASS                          $1.00
                                                        =====

(A)-- Tri-party repurchase agreement
LLC-- Limited Liability Company


                               [LOGO OMITTED] 100

     PBHG FUNDS

                    [This page is intentionally left blank.]

                               [LOGO OMITTED] 101

            PBHG FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (000)
------------------------------------------
March 31, 2002

                                                                              ----------------             ----------------
                                                                                      PBHG                         PBHG
                                                                                    EMERGING                      SELECT
                                                                                     GROWTH                       EQUITY
                                                                                      FUND                         FUND
                                                                              ----------------             ----------------
ASSETS:
     Investment securities, at cost 1                                           $    340,913                 $    380,790
                                                                                ============                 ============
     Investment securities, at market value 1                                   $    399,279                 $    411,221
     Cash                                                                                 --                           --
     Dividends and interest receivable                                                    36                          122
     Receivable for capital shares sold                                                2,284                          195
     Receivable for investment securities sold                                        20,459                       24,565
     Receivable from Wrap Provider                                                        --                           --
                                                                                ------------                 ------------
     Total Assets                                                                    422,058                      436,103
                                                                                ------------                 ------------
LIABILITIES:
     Payable for investment securities purchased                                      12,872                       21,802
     Payable for income distributions                                                     --                           --
     Payable for capital shares redeemed                                                 442                          606
     Bank overdraft                                                                       --                           --
     Accrued expenses                                                                    583                          561
                                                                                ------------                 ------------
     Total Liabilities                                                                13,897                       22,969
                                                                                ------------                 ------------
NET ASSETS:
     Fund Shares of PBHG Class                                                       644,932                    1,529,693
     Fund Shares of Advisor Class                                                         --                           --
     Undistributed net investment income                                                  --                           --
     Accumulated net realized loss on investments                                   (295,137)                  (1,146,990)
     Net unrealized appreciation/(depreciation) on investments                        58,366                       30,431
     Unrealized appreciation on wrapper agreements                                        --                           --
                                                                                ------------                 ------------
     NET ASSETS                                                                 $    408,161                 $    413,134
                                                                                ============                 ============
     Outstanding shares of beneficial interest-- PBHG Class 2                     28,689,886                   18,165,446

     Outstanding shares of beneficial interest--Advisor Class 2                           --                           --

     NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE-- PBHG CLASS      $      14.23                 $      22.74
                                                                                ============                 ============
     NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE-- ADVISOR CLASS             --                           --
                                                                                ============                 ============

1. Includes repurchase agreements amounting to $14,082 for the PBHG Emerging Growth Fund,
   $45,533 for the PBHG Select Equity Fund, $1,841 for the PBHG Focused Value Fund, $81,416 for the
   PBHG Large Cap Value Fund, and $133,351 for the PBHG IRA Capital Preservation Fund.
2. Par Value of $0.001. Shares have not been rounded.

Amounts designated as "--" are either $0 or have been rounded to $0

                               [LOGO OMITTED] 102

                                                                                            PBHG FUNDS


                                                                              ----------------  ----------------   ----------------
                                                                                     PBHG              PBHG               PBHG
                                                                                    FOCUSED          LARGE CAP         IRA CAPITAL
                                                                                     VALUE             VALUE          PRESERVATION
                                                                                     FUND              FUND               FUND
                                                                              ----------------  ----------------   ----------------
ASSETS:
     Investment securities, at cost 1                                           $     34,323      $    572,578       $    558,190
                                                                                ============      ============       ============
     Investment securities, at market value 1                                   $     34,874      $    588,039       $    555,719
     Cash                                                                                 13                23                 --
     Dividends and interest receivable                                                    17               480              2,906
     Receivable for capital shares sold                                                   10             1,916             15,033
     Receivable for investment securities sold                                         1,889            69,401             40,636
     Receivable from Wrap Provider                                                        --                --              2,735
                                                                                ------------      ------------       ------------
     Total Assets                                                                     36,803           659,859            617,029
                                                                                ------------      ------------       ------------
LIABILITIES:
     Payable for investment securities purchased                                       1,926           133,774             98,437
     Payable for income distributions                                                     --                --                 10
     Payable for capital shares redeemed                                                 164             1,143                226
     Bank overdraft                                                                       --                --                 94
     Accrued expenses                                                                     38               511                258
                                                                                ------------      ------------       ------------
     Total Liabilities                                                                 2,128           135,428             99,025
                                                                                ------------      ------------       ------------
NET ASSETS:
     Fund Shares of PBHG Class                                                        38,114           561,728            518,513
     Fund Shares of Advisor Class                                                         --               203                 --
     Undistributed net investment income                                                  --               296                205
     Accumulated net realized loss on investments                                     (3,990)          (53,257)               (23)
     Net unrealized appreciation/(depreciation) on investments                           551            15,461             (2,471)
     Unrealized appreciation on wrapper agreements                                        --                --              1,780
                                                                                ------------      ------------       ------------
     NET ASSETS                                                                 $     34,675      $    524,431       $    518,004
                                                                                ============      ============       ============
     Outstanding shares of beneficial interest-- PBHG Class 2                      2,140,255        39,309,998         51,801,423

     Outstanding shares of beneficial interest--Advisor Class 2                           --            14,668                 --

     NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE-- PBHG CLASS      $      16.20      $      13.34       $      10.00
                                                                                ============      ============       ============
     NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE-- ADVISOR CLASS             --      $      13.30                 --
                                                                                ============      ============       ============


                               [LOGO OMITTED] 103

            PBHG FUNDS

STATEMENTS OF OPERATIONS (000)
------------------------------
For the Year Ended March 31, 2002 (unless otherwise indicated)

                                                    ----------       ------------   -----------      ----------      ----------
                                                                        PBHG                            PBHG           PBHG
                                                       PBHG           EMERGING          PBHG            LARGE        LARGE CAP
                                                    CORE GROWTH        GROWTH          GROWTH          CAP 20          GROWTH
                                                       FUND             FUND            FUND            FUND            FUND
                                                    ----------       ------------   -----------      ----------      ----------
                                                      4/1/01           4/1/01          4/1/01          4/1/01         4/1/01
                                                        to               to              to              to              to
                                                      3/31/02          3/31/02        3/31/02         3/31/02         3/31/02
                                                     ---------       ------------   -----------      ----------      ----------
INVESTMENT INCOME:
     Dividends                                        $    69         $     51       $     810        $  1,528        $  1,190
     Interest                                             117            1,610           8,817           1,414             753
     Less: Foreign Taxes Withheld                          (1)              --              (9)             --              (4)
                                                      -------         --------       ---------        --------        --------
       Total Investment Income                            185            1,661           9,618           2,942           1,939
                                                      -------         --------       ---------        --------        --------

     Investment Advisory Fees                             541            4,416          21,978           3,631           2,316
     Administrative Fees                                   95              779           3,878             641             463
     Transfer Agent Fees                                  247            1,670           7,012           1,241             846
     Shareholder Service Fee                               --               --              --              --              --
     Printing Fees                                         19              152             708             123              94
     Professional Fees                                      7               65             313              54              38
     Line of Credit Fees                                    5               41             195              34              29
     Distribution Fees 1                                   --               --             164              --              --
     Registration and Filing Fees                          19               75             116              51              82
     Directors' Fees                                        2               17              86              15              10
     Miscellaneous Fees                                    --               --              --              --              --
     Custodian Fees                                        11               20              74              14              12
     Reorganizational Costs                                --               --              --              --              --
                                                      -------         --------       ---------        --------        --------

         TOTAL EXPENSES                                   946            7,235          34,524           5,804           3,890
                                                      -------         --------       ---------        --------        --------

     Waiver of Investment Advisory Fees                    --               --              --              --              --
     Expense Reduction 2                                  (14)             (45)           (138)            (46)            (22)
     Directed Brokerage                                    --               --              --              --              --
                                                      -------         --------       ---------        --------        --------

         Net Expenses                                     932            7,190          34,386           5,758           3,868
                                                      -------         --------       ---------        --------        --------

     NET INVESTMENT INCOME (LOSS)                        (747)          (5,529)        (24,768)         (2,816)         (1,929)
                                                      -------         --------       ---------        --------        --------

       Transactions                                   (28,193)        (178,897)       (633,241)       (168,552)        (74,233)
     Net Change in Unrealized Appreciation
       (Depreciation) on Investments                   26,138          151,287         502,772         103,904          29,478
                                                      -------         --------       ---------        --------        --------

     NET REALIZED AND UNREALIZED GAIN (LOSS)
       ON INVESTMENTS AND FOREIGN CURRENCY
       TRANSACTIONS                                    (2,055)         (27,610)       (130,469)        (64,648)        (44,755)
                                                      -------         --------       ---------        --------        --------

     INCREASE (DECREASE) IN NET ASSETS RESULTING
       FROM OPERATIONS                                ($2,802)        ($33,139)      ($155,237)       ($67,464)       ($46,684)
                                                      =======         ========       =========        ========        ========

1. All distribution fees are incurred in the Advisor Class. Currently, the PBHG Growth, PBHG Large Cap 20, PBHG
   Large Cap Growth, PBHG Large Cap Value and PBHG Mid-Cap Value Funds offer Advisor Class Shares. Distribution
   Fees incurred for the year ended March 31, 2002, were as follows: $164,138, $167, $240, $346 and $115, respectively.
2. All expense reductions are for transfer agent expenses.
3. On December 14, 2001, the PBHG Clipper Focus Fund acquired the assets of the Clipper Focus Portfolio. The operations of the PBHG Clipper Focus Fund prior to the acquisition were those of the predecessor fund, the
   Clipper Focus Portfolio. The Clipper Focus Portfolio was a series of the UAM Funds Trust.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                [LOGO OMITTED] 104

                                                                                                         PBHG FUNDS


                                                    --------       ---------      ----------        ------------------------
                                                                     PBHG            PBHG
                                                      PBHG            NEW           SELECT                    PBHG
                                                     LIMITED     OPPORTUNITIES      EQUITY                CLIPPER FOCUS
                                                      FUND            FUND           FUND                     FUND3
                                                    --------       ---------      ----------        ------------------------
                                                     4/1/01          4/1/01         4/1/01            5/1/01        5/1/00
                                                       to              to             to               to              to
                                                     3/31/02        3/31/02        3/31/02           3/31/02        4/30/01
                                                    --------       ---------      ----------        ---------      ---------
INVESTMENT INCOME:
     Dividends                                       $   10         $     7        $    482          $ 7,370        $ 4,125
     Interest                                           275             153           1,924              307            463
     Less: Foreign Taxes Withheld                        --              --              --               --             --
                                                     ------         -------        --------          -------        -------
       Total Investment Income                          285             160           2,406            7,677          4,588
                                                     ------         -------        --------          -------        -------

     Investment Advisory Fees                           796             550           4,759            2,885          1,634
     Administrative Fees                                119              83             840              336            194
     Transfer Agent Fees                                141             100           1,739              493             20
     Shareholder Service Fee                             --              --              --               --            232
     Printing Fees                                       21              11             165              101             47
     Professional Fees                                    9               6              69               73             33
     Line of Credit Fees                                  7               4              44               17             --
     Distribution Fees 1                                 --              --              --               --             --
     Registration and Filing Fees                        13              25              71               86             63
     Directors' Fees                                      3               2              19               17              7
     Miscellaneous Fees                                  --              --              --               70             42
     Custodian Fees                                       9               8              20               26             29
     Reorganizational Costs                              --              --              --               38             --
                                                     ------         -------        --------          -------        -------

         TOTAL EXPENSES                               1,118             789           7,726            4,142          2,301
                                                     ------         -------        --------          -------        -------

     Waiver of Investment Advisory Fees                  --              --              --             (107)           (19)
     Expense Reduction 2                                 (7)             (5)            (67)              --             (2)
     Directed Brokerage                                  --              --              --               --             --
                                                     ------         -------        --------          -------        -------

         Net Expenses                                 1,111             784           7,659            4,035          2,280
                                                     ------         -------        --------          -------        -------

     NET INVESTMENT INCOME (LOSS)                      (826)           (624)         (5,253)           3,642          2,308
                                                     ------         -------        --------          -------        -------

       Transactions                                  (7,211)        (17,920)       (342,434)          22,402         28,312
     Net Change in Unrealized Appreciation
       (Depreciation) on Investments                  8,780          14,804         270,414           31,830         26,603
                                                     ------         -------        --------          -------        -------

     NET REALIZED AND UNREALIZED GAIN (LOSS)
       ON INVESTMENTS AND FOREIGN CURRENCY
       TRANSACTIONS                                   1,569          (3,116)        (72,020)          54,232         54,915
                                                     ------         -------        --------          -------        -------

     INCREASE (DECREASE) IN NET ASSETS
       RESULTING FROM OPERATIONS                     $  743         ($3,740)       ($77,273)         $57,874        $57,223
                                                     ======         =======        ========          =======        =======


                                                     ---------     ----------       ---------
                                                       PBHG           PBHG            PBHG
                                                      FOCUSED       LARGE CAP        MID-CAP
                                                      VALUE          VALUE           VALUE
                                                       FUND           FUND            FUND
                                                    ---------     ----------       ---------
                                                      4/1/01         4/1/01          4/1/01
                                                        to             to              to
                                                      3/31/02        3/31/02         3/31/02
                                                     ---------     ----------       ---------
INVESTMENT INCOME:
     Dividends                                        $   514        $ 6,441         $ 3,345
     Interest                                             157            994           1,060
     Less: Foreign Taxes Withheld                          (1)            --              (4)
                                                      -------       --------         -------
       Total Investment Income                            670          7,435           4,401
                                                      -------       --------         -------

     Investment Advisory Fees                             505          3,519           3,210
     Administrative Fees                                   89            812             566
     Transfer Agent Fees                                  161          1,403             926
     Shareholder Service Fee                               --             --              --
     Printing Fees                                         17            165             108
     Professional Fees                                      7             63              44
     Line of Credit Fees                                    6             54              35
     Distribution Fees 1                                   --             --              --
     Registration and Filing Fees                          23            102              58
     Directors' Fees                                        2             16              10
     Miscellaneous Fees                                    --             --              --
     Custodian Fees                                         7             28              19
     Reorganizational Costs                                --             --              --
                                                      -------       --------         -------

         TOTAL EXPENSES                                   817          6,162           4,976
                                                      -------       --------         -------

     Waiver of Investment Advisory Fees                    --             --              --
     Expense Reduction 2                                   (5)           (16)            (14)
     Directed Brokerage                                    (1)            (5)             (2)
                                                      -------       --------         -------

         Net Expenses                                     811          6,141           4,960
                                                      -------       --------         -------

     NET INVESTMENT INCOME (LOSS)                        (141)         1,294            (559)
                                                      -------       --------         -------

       Transactions                                    (3,129)       (43,701)         (7,584)
     Net Change in Unrealized Appreciation
       (Depreciation) on Investments                     (746)        12,994          26,652
                                                      -------       --------         -------

     NET REALIZED AND UNREALIZED GAIN (LOSS)
       ON INVESTMENTS AND FOREIGN CURRENCY
       TRANSACTIONS                                    (3,875)       (30,707)         19,068
                                                      -------       --------         -------

     INCREASE (DECREASE) IN NET ASSETS
       RESULTING FROM OPERATIONS                      ($4,016)      ($29,413)        $18,509
                                                      =======       ========         =======

                                                [LOGO OMITTED] 105

            PBHG FUNDS

STATEMENTS OF OPERATIONS (000)
-----------------------------
For the Year Ended March 31, 2002 (unless otherwise indicated)

                                                     -----------    -------------------------------   ----------------------------
                                                       PBHG
                                                     SMALL CAP                     PBHG                           PBHG
                                                       VALUE                  SPECIAL EQUITY                DISCIPLINED EQUITY
                                                       FUND                        FUND3                          FUND4
                                                     -----------    -------------------------------   ----------------------------
                                                      4/1/01           11/1/01           11/1/00          1/1/02         1/1/01
                                                        to               to                to               to             to
                                                      3/31/02          3/31/02          10/31/01          3/31/02       12/31/01
                                                     -----------    -------------   ---------------   ------------   -------------
INVESTMENT INCOME:
     Dividends                                       $  1,405         $    181        $    600        $    379       $   1,618
     Interest                                             700                7              79              12              90
     Crediting Rate Interest                               --               --              --              --              --
     Less: Foreign Taxes Withheld                          --               (1)             (1)             --              --
                                                     --------         --------        --------        --------       ---------
       Total Investment Income                          2,105              187             678             391           1,708
                                                     --------         --------        --------        --------       ---------
EXPENSES:
     Investment Advisory Fees                           2,776               85             322             165             630
     Administrative Fees                                  416               19             112              35             144
     Transfer Agent Fees                                  713               15              23              35              59
     Shareholder Services Fee                              --               --              22              --             151
     Printing Fees                                         82                9              30              10              55
     Professional Fees                                     37                4              28               7              42
     Line of Credit Fees                                   26               --              --               2              --
     Distribution Fees 1                                    1               --               8              --              --
     Registration and Filing Fees                          45               19              26              18              21
     Directors' Fees                                        9                1               5               1               9
     Miscellaneous Fees                                    --                3              10               7               8
     Wrapper Fees                                          --               --              --              --              --
     Custodian Fees                                        20                3               6               3              20
     Organizational Costs                                  --               --              --              --              --
     Reorganizational Costs                                --               38              --              38              --
                                                     --------         --------        --------        --------       ---------
         TOTAL EXPENSES                                 4,125              196             592             321           1,139
                                                     --------         --------        --------        --------       ---------
     Waiver of Investment Advisory Fees                    --              (85)           (110)            (82)            (99)
     Reimbursement of Other Expenses by Adviser                             --              --              --              --
     Recapture of Advisory Fees Waived                     --               --              --              --              --
     Expense Reduction 2                                   (9)              --              --              --              --
                                                     --------         --------        --------        --------       ---------
         Net Expenses                                   4,116              111             482             239           1,040
                                                     --------         --------        --------        --------       ---------
     NET INVESTMENT INCOME (LOSS)                      (2,011)              76             196             152             668
                                                     --------         --------        --------        --------       ---------
     Net Realized Gain (Loss) from Security
       Transactions                                    (7,360)            (162)          5,544            (720)         (8,228)
     Net Realized Gain (Loss) on Futures                   --               --              --             108          (1,233)
     Net Realized Loss on Foreign Currency
       Transactions                                        --               --              --              --              --
     Net Change in Unrealized Appreciation
       (Depreciation) on Investments                   32,628            3,795          (5,124)          1,645           1,244
     Net Change in Unrealized Appreciation
       (Depreciation) on Futures                           --               --              --            (144)            108
     Net Change in Unrealized
       Appreciation (Depreciation)
       on Wrapper Agreements                               --               --              --              --              --
                                                     --------         --------        --------        --------       ---------
     NET REALIZED AND UNREALIZED GAIN
       (LOSS) ON INVESTMENTS,
       FUTURES, AND FOREIGN CURRENCY
       TRANSACTIONS                                    25,268            3,633             420             889          (8,109)
                                                     --------         --------        --------        --------       ---------
     INCREASE (DECREASE) IN NET ASSETS
       RESULTING FROM OPERATIONS                      $23,257           $3,709            $616          $1,041         ($7,441)
                                                     ========         ========        ========        ========       =========

1. All distribution fees are incurred in the Advisor Class. Currently, the PBHG Small Cap Value, PBHG REIT and PBHG
   Technology & Communications Funds offer Advisor Class Shares. Distribution Fees incurred for the year ended
   March 31, 2002, were as follows: $560, $11,738 and 10,177, respectively.
2. All expense reductions are for transfer agent expenses except for $46,000 of the PBHG Global Technology &
   Communications Fund, which is from interest earned on uninvested cash balances used to offset a portion of the custodian expense.
3. On December 14, 2001, the PBHG Special Equity Fund acquired the assets of the NWQ Special Equity Portfolio. The operations of the PBHG Special Equity Fund prior to the acquisition agreement. were those of the predecessor fund, the NWQ Special Equity Portfolio. The NWQ Special Equity Portfolio was a series of the UAM Funds, Inc.
4. On January 11, 2002, the PBHG Disciplined Equity Fund acquired the assets of the Analytic Enhanced Equity Fund.
   The operations of the PBHG Disciplined Equity Fund prior to the acquisition were those of the predecessor fund, the Analytic Defensive Equity Fund. The Analytic Enhanced Equity Fund was a series of the UAM Funds, Inc. II.
5. On December 14, 2001, the PBHG REIT Fund acquired the assets of the Heitman Real Estate Portfolio. The operations of the PBHG REIT Fund prior to the acquisition were those of the predecessor fund, the Heitman Real
   Estate Portfolio. The Heitman Real Estate Portfolio was a series of UAM Funds Trust.
6. On January 11, 2002, the PBHG IRA Capital Preservation Fund acquired the assets of the IRA Capital Preservation
   Portfolio. The operations of the PBHG IRA Capital Preservation Fund prior to the acquisition were those of the predecessor fund, the IRA Capital Preservation Portfolio. The IRA Capital Preservation Portfolio was a series of the UAM Funds Trust.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                [LOGO OMITTED] 106

                                                                                                         PBHG FUNDS


                                                     ----------------   --------------------------      -------------
                                                           PBHG                                             PBHG
                                                          GLOBAL                                          STRATEGIC
                                                       TECHNOLOGY &                                         SMALL
                                                      COMMUNICATIONS                PBHG                   COMPANY
                                                          FUND                  REIT FUND5                  FUND
                                                     ----------------   --------------------------      -------------
                                                          4/1/01            1/1/02        1/1/01           4/1/01
                                                            to                to            to               to
                                                          3/31/02           3/31/02      12/31/01          3/31/02
                                                     ----------------   ------------   -----------      -------------
INVESTMENT INCOME:
     Dividends                                         $    113         $  1,358       $  5,379         $    283
     Interest                                                71               11             81              209
     Crediting Rate Interest                                 --               --             --               --
     Less: Foreign Taxes Withheld                           (19)              --            (14)              --
                                                       --------         --------       --------         --------
       Total Investment Income                              165            1,369          5,446              492
                                                       --------         --------       --------         --------
EXPENSES:
     Investment Advisory Fees                               623              179            716              918
     Administrative Fees                                     62               32            165              138
     Transfer Agent Fees                                    257               28             68              206
     Shareholder Services Fee                                --               --             --               --
     Printing Fees                                           19               13             63               25
     Professional Fees                                        5                5             35               11
     Line of Credit Fees                                      4                2              2                8
     Distribution Fees 1                                     --               12             52               --
     Registration and Filing Fees                            19               10             14               18
     Directors' Fees                                          1                1              7                3
     Miscellaneous Fees                                      10                1             54                3
     Wrapper Fees                                            --               --             --               --
     Custodian Fees                                          77                3             11               22
     Organizational Costs                                     4               --             --               --
     Reorganizational Costs                                  --               37             --               --
                                                       --------         --------       --------         --------
         TOTAL EXPENSES                                   1,081              323          1,187            1,352
                                                       --------         --------       --------         --------
     Waiver of Investment Advisory Fees                    (125)             (25)            (3)              --
     Reimbursement of Other Expenses by Adviser              --               --             --               --
     Recapture of Advisory Fees Waived                       --               --             --               21
     Expense Reduction 2                                    (63)              --             --               (6)
                                                       --------         --------       --------         --------
         Net Expenses                                       893              298          1,184            1,367
                                                       --------         --------       --------         --------
     NET INVESTMENT INCOME (LOSS)                          (728)           1,071          4,262             (875)
                                                       --------         --------       --------         --------
     Net Realized Gain (Loss) from Security
       Transactions                                     (36,403)           1,608         11,237           (5,950)
     Net Realized Gain (Loss) on Futures                     --               --             --               --
     Net Realized Loss on Foreign Currency
       Transactions                                          (2)              --             --               --
     Net Change in Unrealized Appreciation
       (Depreciation) on Investments                     26,319            5,837         (6,888)          12,900
     Net Change in Unrealized Appreciation
       (Depreciation) on Futures                             --               --             --               --
     Net Change in Unrealized
       Appreciation (Depreciation)
       on Wrapper Agreements                                 --               --             --               --
                                                       --------         --------       --------         --------
     NET REALIZED AND UNREALIZED GAIN
       (LOSS) ON INVESTMENTS,
       FUTURES, AND FOREIGN CURRENCY
       TRANSACTIONS                                     (10,086)           7,445          4,349            6,950
                                                       --------         --------       --------         --------
     INCREASE (DECREASE) IN NET ASSETS
       RESULTING FROM OPERATIONS                       ($10,814)          $8,516         $8,611           $6,075
                                                       ========         ========       ========         ========


                                                      -----------------  -------------------------     -----------
                                                            PBHG                                          PBHG
                                                        TECHNOLOGY &                PBHG                  CASH
                                                        COMMUNICATION            IRA CAPITAL            RESERVES
                                                           FUND             PRESERVATION FUND6            FUND
                                                      -----------------  -------------------------     -----------
                                                          4/1/01            11/1/01       11/1/00         4/1/01
                                                            to                to            to              to
                                                          3/31/02           3/31/02      10/31/01         3/31/02
                                                       ----------------  -----------   -----------     -----------
INVESTMENT INCOME:
     Dividends                                        $    351            $   --       $     --        $     --
     Interest                                            1,310             4,630          2,151          15,417
     Crediting Rate Interest                                --               937            130              --
     Less: Foreign Taxes Withheld                          (27)               --             --              --
                                                      --------            ------       --------        --------
       Total Investment Income                           1,634             5,567          2,281          15,417
                                                      --------            ------       --------        --------
EXPENSES:
     Investment Advisory Fees                            6,635               578            164           1,322
     Administrative Fees                                 1,171               146             93             661
     Transfer Agent Fees                                 2,648               205             22             310
     Shareholder Services Fee                               --                --             46              --
     Printing Fees                                         243                22             36             117
     Professional Fees                                      89                15             48              48
     Line of Credit Fees                                    49                 5             --               4
     Distribution Fees 1                                    10                --             --              --
     Registration and Filing Fees                           (3)               73             34              89
     Directors' Fees                                        27                 4              3              16
     Miscellaneous Fees                                     --                37             11              --
     Wrapper Fees                                           --               203             63              --
     Custodian Fees                                         25                 8             10              22
     Organizational Costs                                   --                --             --              --
     Reorganizational Costs                                 --                38             --              --
                                                      --------            ------       --------        --------
         TOTAL EXPENSES                                 10,894             1,334            530           2,589
                                                      --------            ------       --------        --------
     Waiver of Investment Advisory Fees                     --              (320)          (164)             --
     Reimbursement of Other Expenses by Adviser             --                --             --              --
     Recapture of Advisory Fees Waived                      --                --             --              --
     Expense Reduction 2                                  (121)               --             --             (22)
                                                      --------            ------       --------        --------
         Net Expenses                                   10,773             1,014            327           2,567
                                                      --------            ------       --------        --------
     NET INVESTMENT INCOME (LOSS)                       (9,139)            4,553          1,954          12,850
                                                      --------            ------       --------        --------
     Net Realized Gain (Loss) from Security
       Transactions                                   (855,133)              495            352              (5)
     Net Realized Gain (Loss) on Futures                    --                --             --              --
     Net Realized Loss on Foreign Currency
       Transactions                                         --                --             --              --
     Net Change in Unrealized Appreciation
       (Depreciation) on Investments                   659,933            (4,137)         1,303              --
     Net Change in Unrealized Appreciation
       (Depreciation) on Futures                            --                --             --              --
     Net Change in Unrealized
       Appreciation (Depreciation)
       on Wrapper Agreements                                --             3,829         (1,655)             --
                                                      --------            ------       --------        --------
     NET REALIZED AND UNREALIZED GAIN
       (LOSS) ON INVESTMENTS,
       FUTURES, AND FOREIGN CURRENCY
       TRANSACTIONS                                   (195,200)              187             --              (5)
                                                      --------            ------       --------        --------
     INCREASE (DECREASE) IN NET ASSETS
       RESULTING FROM OPERATIONS                     ($204,339)           $4,740         $1,954         $12,845
                                                     =========            ======       ========        ========

                               [LOGO OMITTED]  107

PBHG FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (000)
-----------------------------------------

                                        -------------------------     ---------------------------    ------------------------
                                                  PBHG                          PBHG                           PBHG
                                               CORE GROWTH                 EMERGING GROWTH                    GROWTH
                                                  FUND                          FUND                           FUND
                                        -------------------------     ---------------------------    ------------------------
                                         4/1/01          4/1/00         4/1/01         4/1/00          4/1/01         4/1/00
                                           to              to             to             to              to             to
                                         3/31/02         3/31/01        3/31/02        3/31/01         3/31/02        3/31/01
                                        ---------      ----------     -----------     -----------    ---------   ------------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)         $    (747)     $  (1,026)     $   (5,529)     $  (3,379)     $ (24,768)  $   (23,781)
   Net Realized Gain (Loss) from
     Security Transactions                (28,193)       (42,021)       (178,897)       (98,628)      (633,241)     (361,015)
   Net Change in Unrealized
     Appreciation (Depreciation)
     on Investments                        26,138        (60,254)        151,287       (604,370)       502,772    (3,290,729)
                                        ---------      ---------      ----------    -----------     ----------    ----------
   Net Increase (Decrease) in
     Net Assets Resulting from
     Operations                            (2,802)      (103,301)        (33,139)      (706,377)      (155,237)   (3,675,525)
                                        ---------      ---------      ----------    -----------     ----------    ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Realized Gains from
     Security Transactions                     --        (15,505)             --        (67,730)            --      (748,829)
                                        ---------      ---------      ----------    -----------     ----------    ----------
   Total Distributions                         --        (15,505)             --        (67,730)            --      (748,829)
                                        ---------      ---------      ----------    -----------     ----------    ----------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                          105,308        348,047       2,503,165      5,025,331     16,862,245    21,370,875
   Shares Issued upon Reinvestment
     of Distributions                          --         14,788              --         64,484             --       679,044
   Shares Redeemed                       (112,351)      (346,769)     (2,600,159)    (5,114,352)   (17,674,625)  (21,307,853)
                                        ---------      ---------      ----------    -----------     ----------    ----------
   Total PBHG Class Transactions           (7,043)        16,066         (96,994)       (24,537)      (812,380)      742,066
                                        ---------      ---------      ----------    -----------     ----------    ----------
   Advisor Class
   Shares Issued                               --             --              --             --         28,200        45,600
   Shares Issued upon Reinvestment
     of Distributions                          --             --              --             --             --        16,160
   Shares Redeemed                             --             --              --             --        (37,407)      (36,138)
                                        ---------      ---------      ----------    -----------     ----------    ----------
   Total Advisor Class Transactions            --             --              --             --         (9,207)       25,622
                                        ---------      ---------      ----------    -----------     ----------    ----------
   Increase (Decrease) in Net Assets
     Derived from Capital Share
     Transactions                          (7,043)        16,066         (96,994)       (24,537)      (821,587)      767,688
                                        ---------      ---------      ----------    -----------     ----------    ----------
   Total Increase (Decrease) in
     Net Assets                            (9,845)      (102,740)       (130,133)      (798,644)      (976,824)   (3,656,666)
                                        ---------      ---------      ----------    -----------     ----------    ----------
NET ASSETS:
   Beginning of Period                     63,359        166,099         538,294      1,336,938      2,952,505     6,609,171
                                        ---------      ---------      ----------    -----------     ----------    ----------
   End of Period                        $  53,514      $  63,359      $  408,161    $   538,294     $1,975,681    $2,952,505
                                        =========      =========      ==========    ===========     ==========    ==========
SHARES ISSUED AND REDEEMED:
   PBHG Class
   Shares Issued                            9,143         15,564         144,194        172,364        760,668       533,216
   Shares Issued upon Reinvestment
     of Distributions                          --            724              --          2,393             --        18,732
   Shares Redeemed                         (9,791)       (15,858)       (149,231)      (174,452)      (791,641)     (529,391)
                                        ---------      ---------      ----------    -----------     ----------    ----------
   Total PBHG Class Share Transactions       (648)           430          (5,037)           305        (30,973)       22,557
                                        ---------      ---------      ----------    -----------     ----------    ----------
   Advisor Class
   Shares Issued                               --             --              --             --          1,258         1,086
   Shares Issued upon Reinvestment of
     Distributions                             --             --              --             --             --           453
   Shares Redeemed                             --             --              --             --         (1,802)         (776)
                                        ---------      ---------      ----------    -----------     ----------    ----------
   Total Advisor Class Share
     Transactions                              --             --              --             --           (544)          763
                                        ---------      ---------      ----------    -----------     ----------    ----------
   Net Increase (Decrease) in
     Shares Outstanding                      (648)           430          (5,037)           305        (31,517)       23,320
                                        =========      =========      ==========    ===========     ==========    ==========

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                 [LOGO OMITTED] 108

                                                                      PBHG FUNDS

                                          ---------------------------     --------------------------
                                                     PBHG                            PBHG
                                                 LARGE CAP 20                  LARGE CAP GROWTH
                                                     FUND                            FUND
                                          ---------------------------     --------------------------
                                             4/1/01         4/1/00          4/1/01          4/1/00
                                               to             to              to              to
                                             3/31/02        3/31/01         3/31/02         3/31/01
                                          ------------     ----------     -----------    -----------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)           $   (2,816)      $  (3,105)     $   (1,929)     $    (502)
   Net Realized Gain (Loss) from
     Security Transactions                  (168,552)       (125,919)        (74,233)       (83,356)
   Net Change in Unrealized
     Appreciation (Depreciation)
     on Investments                          103,904        (530,060)         29,478       (111,400)
                                         -----------     -----------        --------       --------
   Net Increase (Decrease) in
     Net Assets Resulting from
     Operations                              (67,464)       (659,084)        (46,684)      (195,258)
                                         -----------     -----------        --------       --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Realized Gains from
     Security Transactions                        --        (120,025)             --        (25,405)
                                         -----------     -----------        --------       --------
   Total Distributions                            --        (120,025)             --        (25,405)
                                         -----------     -----------        --------       --------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                             185,342       1,231,571       1,023,132        642,816
   Shares Issued upon Reinvestment
     of Distributions                             --         111,811              --         24,151
   Shares Redeemed                          (286,695)     (1,145,841)     (1,045,855)      (375,601)
                                         -----------     -----------        --------       --------
   Total PBHG Class Transactions            (101,353)        197,541         (22,723)       291,366
                                         -----------     -----------        --------       --------
   Advisor Class
   Shares Issued                                  --             100              92            100
   Shares Issued upon Reinvestment
     of Distributions                             --              --              --             --
   Shares Redeemed                                --              --              --             --
                                         -----------     -----------        --------       --------
   Total Advisor Class Transactions               --             100              92            100
                                         -----------     -----------        --------       --------
   Increase (Decrease) in Net Assets
     Derived from Capital Share
     Transactions                           (101,353)        197,641         (22,631)       291,466
                                         -----------     -----------        --------       --------
   Total Increase (Decrease) in
     Net Assets                             (168,817)       (581,468)        (69,315)        70,803
                                         -----------     -----------        --------       --------
NET ASSETS:
   Beginning of Period                       501,992       1,083,460         327,768        256,965
                                         -----------     -----------        --------       --------
   End of Period                         $   333,175     $   501,992        $258,453       $327,768
                                         ===========     ===========        ========       ========
SHARES ISSUED AND REDEEMED:
   PBHG Class
   Shares Issued                              10,349          36,400          48,686         18,532
   Shares Issued upon Reinvestment
     of Distributions                             --           3,816              --            784
   Shares Redeemed                           (16,541)        (36,471)        (49,868)       (11,701)
                                         -----------     -----------        --------       --------
   Total PBHG Class Share Transactions        (6,192)          3,745          (1,182)         7,615
                                         -----------     -----------        --------       --------
   Advisor Class
   Shares Issued                                  --               4               5              3
   Shares Issued upon Reinvestment of
     Distributions                                --              --              --             --
   Shares Redeemed                                --              --              --             --
                                         -----------     -----------        --------       --------
   Total Advisor Class Share
     Transactions                                 --               4               5              3
                                         -----------     -----------        --------       --------
   Net Increase (Decrease) in
     Shares Outstanding                       (6,192)          3,749          (1,177)         7,618
                                         ===========     ===========        ========       ========


                                         --------------------------     --------------------------
                                                   PBHG                            PBHG
                                                  LIMITED                    NEW OPPORTUNITIES
                                                   FUND                            FUND
                                         --------------------------     --------------------------
                                           4/1/01         4/1/00          4/1/01          4/1/00
                                             to             to              to              to
                                           3/31/02        3/31/01         3/31/02         3/31/01
                                         ----------     -----------     -----------     ----------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)          $    (826)     $    (582)      $     (624)     $  (1,153)
   Net Realized Gain (Loss) from
     Security Transactions                  (7,211)         8,865          (17,920)        (2,723)
   Net Change in Unrealized
     Appreciation (Depreciation)
     on Investments                          8,780        (69,599)          14,804       (137,696)
                                           -------      ---------       ----------     ----------
   Net Increase (Decrease) in
     Net Assets Resulting from
     Operations                                743        (61,316)          (3,740)      (141,572)
                                           -------      ---------       ----------     ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Realized Gains from
     Security Transactions                  (1,125)       (33,301)              --        (43,833)
                                           -------      ---------       ----------     ----------
   Total Distributions                      (1,125)       (33,301)              --        (43,833)
                                           -------      ---------       ----------     ----------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                             6,350          7,633            9,132        145,672
   Shares Issued upon Reinvestment
     of Distributions                        1,083         31,778               --         41,535
   Shares Redeemed                         (10,480)       (22,419)         (22,936)      (292,045)
                                           -------      ---------       ----------     ----------
   Total PBHG Class Transactions            (3,047)        16,992          (13,804)      (104,838)
                                           -------      ---------       ----------     ----------
   Advisor Class
   Shares Issued                                --             --               --             --
   Shares Issued upon Reinvestment
     of Distributions                           --             --               --             --
   Shares Redeemed                              --             --               --             --
                                           -------      ---------       ----------     ----------
   Total Advisor Class Transactions             --             --               --             --
                                           -------      ---------       ----------     ----------
   Increase (Decrease) in Net Assets
     Derived from Capital Share
     Transactions                           (3,047)        16,992          (13,804)      (104,838)
                                           -------      ---------       ----------     ----------
   Total Increase (Decrease) in
     Net Assets                             (3,429)       (77,625)         (17,544)      (290,243)
                                           -------      ---------       ----------     ----------
NET ASSETS:
   Beginning of Period                      77,505        155,130           65,357        355,600
                                           -------      ---------       ----------     ----------
   End of Period                           $74,076      $  77,505       $   47,813     $   65,357
                                           =======      =========       ==========     ===========
SHARES ISSUED AND REDEEMED:
   PBHG Class
   Shares Issued                               610            461              333          2,162
   Shares Issued upon Reinvestment
     of Distributions                          107          2,326               --            973
   Shares Redeemed                          (1,062)        (1,272)            (856)        (4,402)
                                           -------      ---------       ----------     ----------
   Total PBHG Class Share Transactions        (345)         1,515             (523)        (1,267)
                                           -------      ---------       ----------     ----------
   Advisor Class
   Shares Issued                                --             --               --             --
   Shares Issued upon Reinvestment of
     Distributions                              --             --               --             --
   Shares Redeemed                              --             --               --             --
                                           -------      ---------       ----------     ----------
   Total Advisor Class Share
     Transactions                               --             --               --             --
                                           -------      ---------       ----------     ----------
   Net Increase (Decrease) in
     Shares Outstanding                       (345)         1,515             (523)        (1,267)
                                           =======      =========       ==========     ===========

                                                [LOGO OMITTED] 109

            PBHG FUNDS

------------------------------------------------------


                                                      -----------------------------        ----------------------------------------
                                                                  PBHG                                      PBHG
                                                             SELECT EQUITY                             CLIPPER FOCUS
                                                                  FUND                                      FUND1
                                                      -----------------------------        ----------------------------------------
                                                          4/1/01          4/1/00             5/1/01        5/1/00          5/1/99
                                                            to              to                 to            to             to
                                                         3/31/02         3/31/01             3/31/02       4/30/01        4/30/00
                                                      -------------   -------------        -----------   ------------   -----------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                        $    (5,253)    $    (6,081)          $  3,642     $    2,308     $   1,249
   Net Realized Gain (Loss) from Security Transactions    (342,434)       (789,986)            22,402         28,312          (196)
   Net Change in Unrealized Appreciation (Depreciation)
     on Investments and Foreign Currency Transactions      270,414        (592,767)            31,830         26,603        (9,829)
                                                       -----------     -----------           --------     ----------     ---------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations                                       (77,273)     (1,388,834)            57,874         57,223        (8,776)
                                                       -----------     -----------           --------     ----------     ---------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income                                        --              --             (2,442)        (2,434)       (1,201)
   Net Realized Gains from Security Transactions                --         (67,200)           (37,316)        (6,491)       (1,069)
                                                       -----------     -----------           --------     ----------     ---------
   Total Distributions                                          --         (67,200)           (39,758)        (8,925)       (2,270)
                                                       -----------     -----------           --------     ----------     ---------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                                         1,790,443       5,554,120            506,039        401,377        82,007
   Shares Issued upon Reinvestment of Distributions             --          61,963             39,220          8,341         2,248
   Shares Redeemed                                      (1,962,587)     (5,188,796)          (213,709)      (270,173)      (53,118)
                                                       -----------     -----------           --------     ----------     ---------
   Total PBHG Class Transactions                          (172,144)        427,287            331,550        139,545        31,137
                                                       -----------     -----------           --------     ----------     ---------
   Advisor Class
   Shares Issued                                                --              --                 --             --            --
   Shares Redeemed                                              --              --                 --             --            --
                                                       -----------     -----------           --------     ----------     ---------
   Total Advisor Class Transactions                             --              --                 --             --            --
                                                       -----------     -----------           --------     ----------     ---------
   Increase (Decrease) in Net Assets Derived from
     Capital Share Transactions                           (172,144)        427,287            331,550        139,545        31,137
                                                       -----------     -----------           --------     ----------     ---------
   Total Increase (Decrease) in Net Assets                (249,417)     (1,028,747)           349,666        187,843        20,091
                                                       -----------     -----------           --------     ----------     ---------
NET ASSETS:
   Beginning of Period                                     662,551       1,691,298            272,069         84,226        64,135
                                                       -----------     -----------           --------     ----------     ---------
   End of Period                                       $   413,134     $   662,551           $621,735     $  272,069     $  84,226
                                                       ===========     ===========           ========     ==========     =========

   PBHG Class
   Shares Issued                                            69,120          93,667             31,778         27,255         7,141
   Shares Issued upon Reinvestment of Distributions             --           1,194              2,660            573           203
   Shares Redeemed                                         (75,883)        (91,670)           (13,627)       (18,486)       (4,857)
                                                       -----------     -----------           --------     ----------     ---------
   Total PBHG Class Share Transactions                      (6,763)          3,191             20,811          9,342         2,487
                                                       -----------     -----------           --------     ----------     ---------
   Advisor Class
   Shares Issued                                                --              --                 --             --            --
   Shares Redeemed                                              --              --                 --             --            --
                                                       -----------     -----------           --------     ----------     ---------
   Total Advisor Class Share Transactions                       --              --                 --             --            --
                                                       -----------     -----------           --------     ----------     ---------
   Net Increase (Decrease) in Shares Outstanding            (6,763)          3,191             20,811          9,342         2,487
                                                       ===========     ===========           ========     ==========     =========

1. On December 14, 2001, the PBHG Clipper Focus Fund acquired the assets of the Clipper Focus Portfolio. The operations of the PBHG Clipper Focus Fund prior to the acquisition were those of the predecessor fund, the Clipper Focus Portfolio. The Clipper Focus Portfolio was a series of the UAM Funds Trust.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                  [LOGO OMITTED]  110

                                                                      PBHG FUNDS

                                                           --------------------------      -------------------------
                                                                     PBHG                           PBHG
                                                                FOCUSED VALUE                 LARGE CAP VALUE
                                                                     FUND                           FUND
                                                           --------------------------      -------------------------
                                                             4/1/01          4/1/00           4/1/01        4/1/00
                                                               to              to               to            to
                                                             3/31/02         3/31/01         3/31/02       3/31/01
                                                           -----------      ---------      -----------   -----------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                             $    (141)       $   166        $   1,294     $   1,230
   Net Realized Gain (Loss) from Security Transactions         (3,129)          (461)         (43,701)       (8,037)
   Net Change in Unrealized Appreciation (Depreciation)
     on Investments and Foreign Currency Transactions            (746)        (1,124)          12,994           969
                                                            ---------        -------        ---------     ---------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations                                           (4,016)        (1,419)         (29,413)       (5,838)
                                                            ---------        -------        ---------     ---------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income                                         (166)            --             (998)         (656)
   Net Realized Gains from Security Transactions                 (225)        (1,197)              --        (3,235)
                                                            ---------        -------        ---------     ---------
   Total Distributions                                           (391)        (1,197)            (998)       (3,891)
                                                            ---------        -------        ---------     ---------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                                               45,511         96,660          592,134       687,752
   Shares Issued upon Reinvestment of Distributions               365          1,090              886         3,565
   Shares Redeemed                                            (65,518)       (58,966)        (463,795)     (289,096)
                                                            ---------        -------        ---------     ---------
   Total PBHG Class Transactions                              (19,642)        38,784          129,225       402,221
                                                            ---------        -------        ---------     ---------
   Advisor Class
   Shares Issued                                                   --             --              116           100
   Shares Redeemed                                                 --             --              (13)           --
                                                            ---------        -------        ---------     ---------
   Total Advisor Class Transactions                                --             --              103           100
                                                            ---------        -------        ---------     ---------
   Increase (Decrease) in Net Assets Derived from
     Capital Share Transactions                               (19,642)        38,784          129,328       402,321
                                                            ---------        -------        ---------     ---------
   Total Increase (Decrease) in Net Assets                    (24,049)        36,168           98,917       392,592
                                                            ---------        -------        ---------     ---------
NET ASSETS:
   Beginning of Period                                         58,724         22,556          425,514        32,922
                                                            ---------        -------        ---------     ---------
   End of Period                                            $  34,675        $ 8,724        $ 524,431      $425,514
                                                            =========        =======        =========     =========

   PBHG Class
   Shares Issued                                                2,549          5,481           42,144        48,746
   Shares Issued upon Reinvestment of Distributions                21             64               65           269
   Shares Redeemed                                             (3,804)        (3,389)         (33,511)      (21,154)
                                                            ---------        -------        ---------     ---------
   Total PBHG Class Share Transactions                         (1,234)         2,156            8,698        27,861
                                                            ---------        -------        ---------     ---------
   Advisor Class
   Shares Issued                                                   --             --                9             7
   Shares Redeemed                                                 --             --               (1)           --
                                                            ---------        -------        ---------     ---------
   Total Advisor Class Share Transactions                          --             --                8             7
                                                            ---------        -------        ---------     ---------
   Net Increase (Decrease) in Shares Outstanding               (1,234)         2,156            8,706        27,868
                                                            =========        =======        =========     =========




                                                         -------------------------     -------------------------
                                                                   PBHG                           PBHG
                                                              MID-CAP VALUE                 SMALL CAP VALUE
                                                                   FUND                           FUND
                                                         -------------------------     -------------------------
                                                           4/1/01        4/1/00           4/1/01       4/1/00
                                                             to            to               to           to
                                                           3/31/02       3/31/01          3/31/02      3/31/01
                                                         -----------   -----------     -----------   -----------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                           $    (559)    $     483       $  (2,011)    $    (156)
   Net Realized Gain (Loss) from Security Transactions       (7,584)       (5,759)         (7,360)        3,852
   Net Change in Unrealized Appreciation (Depreciation
     on Investments and Foreign Currency Transactions        26,652         6,331          32,628       (12,146)
                                                          ---------     ---------       ---------     ---------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations                                         18,509         1,055          23,257        (8,450)
                                                          ---------     ---------       ---------     ---------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income                                         --          (277)             --            --
   Net Realized Gains from Security Transactions                 --        (5,809)             --        (9,012)
                                                          ---------     ---------       ---------     ---------
   Total Distributions                                           --        (6,086)             --        (9,012)
                                                          ---------     ---------       ---------     ---------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                                            565,684       364,087         444,666       443,137
   Shares Issued upon Reinvestment of Distributions              --         5,507              --         8,752
   Shares Redeemed                                         (350,309)     (194,136)       (426,850)     (275,073)
                                                          ---------     ---------       ---------     ---------
   Total PBHG Class Transactions                            215,375       175,458          17,816       176,816
                                                          ---------     ---------       ---------     ---------
   Advisor Class
   Shares Issued                                                124            --             234           100
   Shares Redeemed                                              (11)           --             (24)           --
                                                          ---------     ---------       ---------     ---------
   Total Advisor Class Transactions                             113            --             210           100
                                                          ---------     ---------       ---------     ---------
   Increase (Decrease) in Net Assets Derived from
     Capital Share Transactions                             215,488       175,458          18,026       176,916
                                                          ---------     ---------       ---------     ---------
   Total Increase (Decrease) in Net Assets                  233,997       170,427          41,283       159,454
                                                          ---------     ---------       ---------     ---------
NET ASSETS:
   Beginning of Period                                      231,117        60,690         252,088        92,634
                                                          ---------     ---------       ---------     ---------
   End of Period                                          $ 465,114     $ 231,117        $293,371     $ 252,088
                                                          =========     =========       =========     =========

   PBHG Class
   Shares Issued                                             36,386        24,797          22,423        22,627
   Shares Issued upon Reinvestment of Distributions              --           387              --           475
   Shares Redeemed                                          (22,850)      (13,569)        (21,869)      (14,409)
                                                          ---------     ---------       ---------     ---------
   Total PBHG Class Share Transactions                       13,536        11,615             554         8,693
                                                          ---------     ---------       ---------     ---------
   Advisor Class
   Shares Issued                                                  9            --              14             5
   Shares Redeemed                                               (1)           --              (1)           --
                                                          ---------     ---------       ---------     ---------
   Total Advisor Class Share Transactions                         8            --              13             5
                                                          ---------     ---------       ---------     ---------
   Net Increase (Decrease) in Shares Outstanding             13,544        11,615             567         8,698
                                                          =========     =========       =========     =========


                                                  [LOGO OMITTED] 111

            PBHG FUNDS

------------------------------------------------------

                                                 ---------------------------------------    --------------------------------------
                                                                PBHG                                       PBHG
                                                           SPECIAL EQUITY                           DISCIPLINED EQUITY
                                                                FUND1                                      FUND3
                                                 ---------------------------------------    --------------------------------------
                                                    11/1/01    11/1/00         11/1/99         1/1/02       1/1/01       1/1/00
                                                      to          to             to              to           to           to
                                                   3/31/02     10/31/01       10/31/00        3/31/02      12/31/01     12/31/00
                                                 -----------  -----------    -----------    -----------   -----------  -----------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                  $       76   $      196     $      148     $      152    $      668   $      757
   Net Realized Gain (Loss) from Security
     Transactions and Futures                          (162)       5,544          2,311           (612)       (9,461)      (5,304)
   Net Realized Gain (Loss) on Foreign
     Currency Transactions                               --           --             --             --            --           --
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments, Futures
     and Foreign Currency Transactions                3,795       (5,124)         1,540          1,501         1,352       (8,581)
                                                 ----------   ----------     ----------     ----------    ----------   ----------
   Net Increase (Decrease) in Net
     Assets Resulting from Operations                 3,709          616          3,999          1,041        (7,441)     (13,128)
                                                 ----------   ----------     ----------     ----------    ----------   ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income                                (88)        (175)          (158)           (16)         (665)        (757)
   Return of Capital                                     --           --             --             --            --          (19)
   Net Realized Gains from Security
     Transactions                                        --       (4,885)          (199)            --            --         (181)
                                                 ----------   ----------     ----------     ----------    ----------   ----------
   Total Distributions                                  (88)      (5,060)          (357)           (16)         (665)        (957)
                                                 ----------   ----------     ----------     ----------    ----------   ----------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                                      6,476       12,914         15,349         11,774        27,162       75,172
   Shares Issued in Connection with the
     Reorganization of the International
     Fund5                                               --           --             --             --            --           --
   Shares Issued upon Reinvestment of
     Distributions                                       83        4,635            294             16           651          946
   Shares Redeemed                                   (1,602)     (25,714)        (5,488)        (6,231)      (43,221)     (88,673)
                                                 ----------   ----------     ----------     ----------    ----------   ----------
   Total PBHG Class Transactions                      4,957       (8,165)        10,155          5,559       (15,408)     (12,555)
                                                 ----------   ----------     ----------     ----------    ----------   ----------
   Advisor Class2
   Shares Issued                                         --          408            654             --            --           --
   Shares Issued upon Reinvestment of
     Distributions                                        2          386             63             --            --           --
   Shares Redeemed                                   (1,015)      (4,528)        (2,851)            --            --           --
                                                 ----------   ----------     ----------     ----------    ----------   ----------
   Total Advisor Class Transactions                  (1,013)      (3,734)        (2,134)            --            --           --
                                                 ----------   ----------     ----------     ----------    ----------   ----------
   Increase (Decrease) in Net Assets
     Derived from Capital Share Transactions          3,944      (11,899)         8,021          5,559       (15,408)     (12,555)
                                                 ----------   ----------     ----------     ----------    ----------   ----------
   Total Increase (Decrease) in Net Assets            7,565      (16,343)        11,663          6,584       (23,514)     (26,640)
                                                 ----------   ----------     ----------     ----------    ----------   ----------
NET ASSETS:
   Beginning of Period                               17,940       34,283         22,620         95,031       118,545      145,185
                                                 ----------   ----------     ----------     ----------    ----------   ----------
   End of Period                                 $   25,505   $   17,940     $   34,283     $  101,615    $   95,031   $  118,545
                                                 ==========   ==========     ==========     ==========    ==========   ==========
SHARES ISSUED AND REDEEMED:
   PBHG Class
   Shares Issued                                        496          975          1,240          1,156         2,555        6,344
   Shares Issued in Connection with the
     Reorganization of the International
     Fund5                                               --           --             --             --            --           --
   Shares Issued upon Reinvestment of
     Distributions                                        7          380             24              1            65           78
   Shares Redeemed                                     (120)      (2,131)          (424)          (612)       (4,107)      (7,526)
                                                 ----------   ----------     ----------     ----------    ----------   ----------
   Total PBHG Class Share Transactions                  383         (776)           840            545        (1,487)      (1,104)
                                                 ----------   ----------     ----------     ----------    ----------   ----------
   Advisor Class2
   Shares Issued                                         --           31             55             --            --           --
   Shares Issued upon Reinvestment of
     Distributions                                       --           31              5             --            --           --
   Shares Redeemed                                      (81)        (400)          (229)            --            --           --
                                                 ----------   ----------     ----------     ----------    ----------   ----------
   Total Advisor Class Share Transactions               (81)        (338)          (169)            --            --           --
                                                  ----------   ----------     ----------     ----------    ----------   ----------
   Net Increase (Decrease) in Shares Outstanding        302       (1,114)           671            545        (1,487)      (1,104)
                                                 ==========   ==========     ==========     ==========    ==========   ==========

1. On December 14, 2001, the PBHG Special Equity Fund acquired the assets of the NWQ Special Equity Portfolio. The operations of the PBHG Special Equity Fund prior to the acquisition were those of the predecessor fund, the NWQ
   Special Equity Portfolio. The NWQ Special Equity Portfolio was a series of the UAM Funds, Inc.

2. Information presented for the PBHG Special Equity Fund represents the Institutional Service Class shares of the
   NWQ Special Equity Portfolio. Upon the business combination of the NWQ Special Equity Portfolio and the PBHG
   Special Equity Fund on December 14, 2001, the Institutional Service Class shares of the NWQ Special Equity
   Portfolio were fully liquidated and exchanged for PBHG Class shares of the PBHG Special Equity Fund. Reference
   Note 1 to Financial Statements.

Amounts designated as "-" are either $0 or have been rounded to $0.

                                                [LOGO OMITTED] 112

                                                                      PBHG FUNDS

                                                 ----------------------       -----------------------------------
                                                        PBHG                               PBHG
                                                 GLOBAL TECHNOLOGY &                       REIT
                                                 COMMUNICATIONS FUND                       FUND6
                                                 ----------------------       -----------------------------------
                                                  4/1/01      5/31/004         1/1/02       1/1/01       1/1/00
                                                    to           to              to           to           to
                                                  3/31/02      3/31/01         3/31/02     12/31/01     12/31/00
                                                 ---------    ---------       --------     --------     ---------      -
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                  $    (728)   $  (1,053)      $   1,071    $   4,262    $   3,782
   Net Realized Gain (Loss) from Security
     Transactions and Futures                      (36,403)     (35,536)          1,608       11,237          193
   Net Realized Gain (Loss) on Foreign
     Currency Transactions                              (2)          (1)             --           --           --
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments, Futures
     and Foreign Currency Transactions              26,319      (28,065)          5,837       (6,888)      17,053
                                                 ---------    ---------       ---------     --------    ---------
   Net Increase (Decrease) in Net
     Assets Resulting from Operations              (10,814)     (64,655)          8,516        8,611       21,028
                                                 ---------    ---------       ---------     --------    ---------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income                                --           --            (867)      (4,401)      (3,811)
   Return of Capital                                    --           --              --         (358)        (802)
   Net Realized Gains from Security
     Transactions                                       --           --              --      (10,469)          --
                                                 ---------    ---------       ---------     --------    ---------
   Total Distributions                                  --           --            (867)     (15,228)      (4,613)
                                                 ---------    ---------       ---------     --------    ---------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                                    22,092      188,400          12,341       30,959       26,463
   Shares Issued in Connection with the
     Reorganization of the International
     Fund5                                              --        7,805              --           --           --
   Shares Issued upon Reinvestment of
     Distributions                                      --           --             327        4,727        1,542
   Shares Redeemed                                 (25,541)     (81,641)         (3,356)     (44,237)     (30,953)
                                                 ---------    ---------       ---------     --------    ---------
   Total PBHG Class Transactions                    (3,449)     114,564           9,312       (8,551)      (2,948)
                                                 ---------    ---------       ---------     --------    ---------
   Advisor Class2
   Shares Issued                                        --           --             272        1,361        1,946
   Shares Issued upon Reinvestment of
     Distributions                                      --           --             132        3,139        1,001
   Shares Redeemed                                      --           --          (1,184)      (7,525)     (13,254)
                                                 ---------    ---------       ---------     --------    ---------
   Total Advisor Class Transactions                     --           --            (780)      (3,025)     (10,307)
                                                 ---------    ---------       ---------     --------    ---------
   Increase (Decrease) in Net Assets
     Derived from Capital Share Transactions        (3,449)     114,564           8,532      (11,576)     (13,255)
                                                 ---------    ---------       ---------     --------    ---------
   Total Increase (Decrease) in Net Assets         (14,263)      49,909          16,181      (18,193)       3,160
                                                 ---------    ---------       ---------     --------    ---------
NET ASSETS:
   Beginning of Period                              49,909           --          80,236       98,429       95,269
                                                 ---------    ---------       ---------     --------    ---------
   End of Period                                 $  35,646    $  49,909       $  96,417     $ 80,236    $  98,429
                                                 =========    =========       =========     ========    ========
SHARES ISSUED AND REDEEMED:
   PBHG Class
   Shares Issued                                     4,813       17,529           1,346        3,166        3,044
   Shares Issued in Connection with the
     Reorganization of the International
     Fund5                                              --        1,084              --           --           --
   Shares Issued upon Reinvestment of
     Distributions                                      --           --              34          534          173
   Shares Redeemed                                  (5,523)      (8,531)           (363)      (4,555)      (3,552)
                                                 ---------    ---------       ---------     --------    ---------
   Total PBHG Class Share Transactions                (710)      10,082           1,017         (855)        (335)
                                                 ---------    ---------       ---------     --------    ---------
   Advisor Class2
   Shares Issued                                        --           --              30          139          225
   Shares Issued upon Reinvestment of
     Distributions                                      --           --              14          358          113
   Shares Redeemed                                      --           --            (130)        (794)      (1,557)
                                                 ---------    ---------       ---------     --------    ---------
   Total Advisor Class Share Transactions               --           --             (86)        (297)      (1,219)
                                                  ---------    ---------       ---------     --------    ---------
   Net Increase (Decrease) in Shares Outstanding      (710)      10,082             931       (1,152)      (1,554)
                                                 =========    =========       =========     ========    ========


                                                 ----------------------      ----------------------
                                                        PBHG                   PBHG TECHNOLOGY &
                                                   STRATEGIC SMALL              COMMUNICATIONS
                                                    COMPANY FUND                     FUND
                                                 ----------------------      -----------------------
                                                  4/1/01        4/1/00         4/1/01        4/1/00
                                                    to            to             to            to
                                                  3/31/02       3/31/01        3/31/02       3/31/01
                                                 ---------    ---------      ----------  ------------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                  $    (875)   $   (525)      $   (9,139) $  (20,968)
   Net Realized Gain (Loss) from Security
     Transactions and Futures                       (5,950)     (4,700)        (855,133) (1,311,096)
   Net Realized Gain (Loss) on Foreign
     Currency Transactions                              --          --               --          --
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments, Futures
     and Foreign Currency Transactions              12,900     (22,211)         659,933  (1,436,054)
                                                 ---------    --------       ----------  ----------
   Net Increase (Decrease) in Net
     Assets Resulting
     from Operations                                 6,075     (27,436)        (204,339) (2,768,118)
                                                 ---------    --------       ----------  ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income                                --          --               --          --
   Return of Capital                                    --          --               --          --
   Net Realized Gains from Security
     Transactions                                       --     (12,717)              --    (230,780)
                                                 ---------    --------       ----------  ----------
   Total Distributions                                  --     (12,717)              --    (230,780)
                                                 ---------    --------       ----------  ----------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                                    89,908     133,854        2,064,008  11,663,880
   Shares Issued in Connection with the
     Reorganization of the International
     Fund5                                              --          --               --          --
   Shares Issued upon Reinvestment of
     Distributions                                      --      12,049               --     212,689
   Shares Redeemed                                 (86,071)   (104,644)      (2,199,759)(11,800,780)
                                                 ---------    --------       ----------  ----------
   Total PBHG Class Transactions                     3,837      41,259         (135,751)     75,789
                                                 ---------    --------       ----------  ----------
   Advisor Class2
   Shares Issued                                        --          --           10,528         300
   Shares Issued upon Reinvestment of
     Distributions                                      --          --               --          --
   Shares Redeemed                                      --          --             (196)         --
                                                 ---------    --------       ----------  ----------
   Total Advisor Class Transactions                     --          --           10,332         300
                                                 ---------    --------       ----------  ----------
   Increase (Decrease) in Net Assets
     Derived from Capital Share
     Transactions                                    3,837      41,259         (125,419)     76,089
                                                 ---------    --------       ----------  ----------
   Total Increase (Decrease) in Net Assets           9,912       1,106         (329,758) (2,922,809)
                                                 ---------    --------       ----------  ----------
NET ASSETS:
   Beginning of Period                              76,331      75,225          921,137   3,843,946
                                                 ---------    --------       ----------  ----------
   End of Period                                 $  86,243    $ 76,331       $  591,379  $  921,137
                                                 =========    ========       ==========  ==========
SHARES ISSUED AND REDEEMED:
   PBHG Class
   Shares Issued                                     6,741       7,734           99,302     208,728
   Shares Issued in Connection with the
     Reorganization of the International
     Fund5                                              --          --               --          --
   Shares Issued upon Reinvestment of
     Distributions                                      --         780               --       4,593
   Shares Redeemed                                  (6,610)     (6,084)        (106,770)   (211,785)
                                                 ---------    --------       ----------  ----------
   Total PBHG Class Share Transactions                 131       2,430           (7,468)      1,536
                                                 ---------    --------       ----------  ----------
   Advisor Class2
   Shares Issued                                        --          --              700           9
   Shares Issued upon Reinvestment of
     Distributions                                      --          --               --          --
   Shares Redeemed                                      --          --              (12)         --
                                                 ---------    --------       ----------  ----------
   Total Advisor Class Share Transactions               --          --              688           9
                                                  ---------    --------       ----------  ----------
   Net Increase (Decrease) in Shares Outstanding       131       2,430           (6,780)      1,545
                                                 =========    ========       ==========  ==========

3. On January 11, 2002, the PBHG Disciplined Equity Fund acquired the assets of the
   Analytic Enhanced Equity Fund. The operations of the PBHG Disciplined Equity Fund prior to the acquisition were those of the predecessor fund, the Analytic Enhanced Equity
   Fund. The Analytic Defensive Equity Fund was a series of the UAM Funds, Inc. II.

4. The PBHG Global Technology & Communications Fund commenced operations on May 31, 2000.

5. Net asset value of shares issued in connection with the reorganization of the PBHG
   International Fund. Reference Note 8 to Financial Statements.

6. On December 14, 2001, the PBHG REIT Fund acquired the assets of the Heitman Real Estate
   Portfolio. The operations of the PBHG REIT Fund prior to the acquisition were those of the predecessor fund, the Heitman Real Estate Portfolio. The Heitman Real Estate
   Portfolio was a series of UAM Funds Trust.

The accompanying notes are an integral part of the financial statements.

                                    [LOGO OMITTED] 113

            PBHG FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (000) -- Concluded
------------------------------------------------------


                                                        -----------------------------------------  ------------------------------
                                                                            PBHG                                   PBHG
                                                                 IRA CAPITAL PRESERVATION                     CASH RESERVES
                                                                            FUND1                                  FUND
                                                        -----------------------------------------  ------------------------------
                                                          11/1/01        11/1/00        11/1/99        4/1/01         4/1/00
                                                            to             to             to             to             to
                                                          3/31/02       10/31/01       10/31/00       3/31/02        3/31/01
                                                        ----------     -----------    -----------  -------------   ------------
INVESTMENT ACTIVITIES:
   Net Investment Income                                $  4,553       $  1,954       $  1,040     $     12,850    $    34,009
   Net Realized Gain (Loss) from Security Transactions       495            352             28               (5)             7
   Net Change in Unrealized Depreciation
     on Investments and Wrapper Agreements                  (308)          (352)           (28)              --             --
                                                        --------       --------       --------     ------------    -----------
   Net Increase in Net Assets Resulting from Operations    4,740          1,954          1,040           12,845         34,016
                                                        --------       --------       --------     ------------    -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income                                  (4,757)        (1,978)        (1,057)         (12,919)       (33,948)
   Net Realized Gains from Security Transactions            (685)            --             --               --             --
                                                        --------       --------       --------     ------------    -----------
   Total Distributions                                    (5,442)        (1,978)        (1,057)         (12,919)       (33,948)
                                                        --------       --------       --------     ------------    -----------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                                         450,353         53,737         23,524       21,459,733     33,620,936
   Shares Issued upon Reinvestment of Distributions        5,324          1,718            865            9,841         23,525
   Redemption Fees                                            17             24             17               --             --
   Shares Redeemed                                        (8,286)        (8,222)        (1,191)     (21,887,450)   (33,698,524)
                                                        --------       --------       --------     ------------    -----------
   Total PBHG Class Transactions                         447,408         47,257         23,215         (417,876)       (54,063)
                                                        --------       --------       --------     ------------    -----------
   Increase (Decrease) in Net Assets Derived from
     Capital Share Transactions                          447,408         47,257         23,215         (417,876)       (54,063)
                                                        --------       --------       --------     ------------    -----------
     Total Increase (Decrease) in Net Assets             446,706         47,233         23,198         (417,950)       (53,995)
                                                        --------       --------       --------     ------------    -----------
NET ASSETS:
   Beginning of Period                                    71,298         24,065            867          525,463        579,458
                                                        --------       --------       --------     ------------    -----------
   End of Period                                        $518,004       $ 71,298       $ 24,065     $    107,513    $   525,463
                                                        ========       ========       ========     ============    ===========
SHARES ISSUED AND REDEEMED:
   PBHG Class
   Shares Issued                                          45,035          5,373          2,352       21,459,733     33,620,936
   Shares Issued upon Reinvestment of Distributions          532            172             87            9,841         23,525
   Effect of Reverse Stock Split (Note 2)                    (68)            --             --               --             --
   Shares Redeemed                                          (828)          (822)          (119)     (21,887,450)   (33,698,524)
                                                        --------       --------       --------     ------------    -----------
   Total PBHG Class Share Transactions                    44,671          4,723          2,320         (417,876)       (54,063)
                                                        --------       --------       --------     ------------    -----------
   Net Increase (Decrease) in Shares Outstanding          44,671          4,723          2,320         (417,876)       (54,063)
                                                        ========       ========       ========     ============    ===========

1. On January 11, 2002, the PBHG IRA Capital Preservation Fund acquired the assets of the
   IRA Capital Preservation Portfolio. The operations of the PBHG IRA Capital Preservation
   Fund prior to the acquisition were those of the predecessor fund, the IRA Capital
   Preservation Portfolio. The IRA Capital Preservation Portfolio was a series of the UAM
   Funds Trust.

Amounts designated as "-" are either $0 or have been rounded to $0.

                               [LOGO OMITTED] 114


                                                                                       PBHG FUNDS

                                                                                                                FINANCIAL HIGHLIGHTS
                                                                                                                --------------------
                                                                                      For a Share Outstanding Throughout Each Period
                                                                                                 For the Period Ended March 31, 2002



           Net                         Realized and                                              Net
          Asset             Net         Unrealized       Distributions     Distributions        Asset
          Value         Investment       Gains or          from Net            from             Value
        Beginning         Income         (Losses)         Investment          Capital            End             Total
        of Period         (Loss)       on Securities        Income             Gains          of Period         Return
-------------------------------------------------------------------------------------------------------------------------

---------------------
PBHG CORE GROWTH FUND
---------------------

  PBHG CLASS
  2002 1 $10.70          $(0.13)         $(0.42)             --                 --             $10.15            (5.14)%
  2001 1  30.25           (0.17)         (16.62)             --                $(2.76)          10.70           (59.85)%
  2000 1  14.06           (0.20)          16.39              --                 --              30.25           115.15%
  1999 1  13.53           (0.14)           0.67              --                 --              14.06             3.92%
  1998    10.34           (0.33)           3.52              --                 --              13.53            30.85%

-------------------------
PBHG EMERGING GROWTH FUND
-------------------------

  PBHG CLASS
  2002 1 $15.96          $(0.17)         $(1.56)             --                 --             $14.23           (10.84)%
  2001 1  40.00           (0.10)         (21.81)             --                $(2.13)          15.96           (56.95)%
  2000 1  20.61           (0.21)          20.76              --                 (1.16)          40.00           101.33%
  1999 1  25.83           (0.18)          (4.96)             --                 (0.08)          20.61           (19.91)%
  1998    19.26           (0.24)           6.81              --                 --              25.83            34.11%

----------------
PBHG GROWTH FUND
----------------

  PBHG CLASS
  2002 1 $21.74          $(0.20)         $(2.60)             --                 --             $18.94           (12.88)%
  2001 1  58.73           (0.20)         (30.53)             --                $(6.26)          21.74           (56.57)%
  2000 1  24.51           (0.33)          36.14              --                 (1.59)          58.73           148.57%
  1999 1  28.23           (0.24)          (3.48)             --                 --              24.51           (13.18)%
  1998    21.06           (0.26)           7.43              --                 --              28.23            34.05%

  ADVISOR CLASS
  2002 1 $21.46          $(0.26)         $(2.54)             --                 --             $18.66           (13.05)%
  2001 1  58.19           (0.30)         (30.17)             --                $(6.26)          21.46           (56.65)%
  2000 1  24.35           (0.42)          35.85              --                 (1.59)          58.19           147.98%
  1999 1  28.12           (0.30)          (3.47)             --                 --              24.35           (13.41)%
  1998    21.03           (0.15)           7.24              --                 --              28.12            33.71%

----------------------
PBHG LARGE CAP 20 FUND
----------------------

  PBHG CLASS
  2002 1 $17.81          $(0.11)         $(2.55)             --                 --             $15.15           (14.94)%
  2001 1  44.34           (0.12)         (22.04)             --                $(4.37)          17.81           (53.84)%
  2000 1  24.10           (0.25)          26.26              --                 (5.77)          44.34           117.88%
  1999 1  15.98           (0.12)           8.46              --                 (0.22)          24.10            52.52%
  1998     9.25           (0.07)           6.80              --                 --              15.98            72.76%

  ADVISOR CLASS
  2002 1  $17.80         $(0.16)         $(2.54)             --                 --             $15.10           (15.17)%
  2001 1,2 25.20          (0.02)          (7.38)             --                 --              17.80           (29.37)%+

--------------------------
PBHG LARGE CAP GROWTH FUND
--------------------------

  PBHG CLASS
  2002 1 $22.90          $(0.14)         $(3.09)             --                 --             $19.67           (14.10)%
  2001 1  38.37           (0.05)         (13.48)             --                $(1.94)          22.90           (36.55)%
  2000 1  24.57           (0.23)          21.32              --                 (7.29)          38.37            98.60%
  1999 1  22.69           (0.16)           3.53              --                 (1.49)          24.57            15.90%
  1998    14.26           (0.19)           8.82              --                 (0.20)          22.69            60.80%

  ADVISOR CLASS
  2002 1 $22.89          $(0.19)         $(3.08)             --                 --             $19.62           (14.29)%
  2001 1,2 29.10          (0.03)          (6.18)             --                 --              22.89           (21.34)%+



                                                                                   Ratio              Ratio of Net
                                              Ratio           Ratio             of Expenses            Investment
                                           of Expenses       of Net             to Average            Income (Loss)
               Net                         to Average      Investment           Net Assets             to Average
             Assets          Ratio         Net Assets        Income             (Excluding             Net Assets
               End        of Expenses      (Including        (Loss)               Waivers              (Excluding         Portfolio
            of Period     to Average         Expense       to Average           and Expense            Waivers and        Turnover
              (000)       Net Assets       Reduction)      Net Assets           Reduction)         Expense Reduction)       Rate
------------------------------------------------------------------------------------------------------------------------------------

---------------------
PBHG CORE GROWTH FUND
---------------------

  PBHG CLASS
2002 1    $   53,514          1.49%            1.47%        (1.17)%               1.49%                  (1.19)%          226.55%
2001 1        63,359          1.31%            1.31%        (0.73)%               1.31%                  (0.73)%          133.31%
2000 1       166,099          1.33%            1.33%        (1.02)%               1.33%                  (1.02)%          312.32%
1999 1        86,485          1.45%            1.45%        (1.16)%               1.45%                  (1.16)%          120.93%
1998         165,510          1.35%            1.35%        (1.07)%               1.35%                  (1.07)%           72.78%

-------------------------
PBHG EMERGING GROWTH FUND
-------------------------

PBHG CLASS
2002 1    $  408,161          1.39%            1.38%        (1.06)%               1.39%                  (1.07)%          150.95%
2001 1       538,294          1.26%            1.26%        (0.33)%               1.26%                  (0.33)%           89.91%
2000 1     1,336,938          1.24%            1.24%        (0.76)%               1.24%                  (0.76)%          141.81%
1999 1       736,008          1.34%            1.34%        (0.80)%               1.34%                  (0.80)%          101.53%
1998       1,404,157          1.27%            1.27%        (0.80)%               1.27%                  (0.80)%           95.21%

----------------
PBHG GROWTH FUND
----------------

PBHG CLASS
2002 1  $1,925,422          1.33%            1.32%          (0.95)%               1.33%                  (0.96)%          170.67%
2001 1   2,883,036          1.25%            1.25%          (0.46)%               1.25%                  (0.46)%          104.48%
2000 1   6,465,234          1.23%            1.23%          (0.90)%               1.23%                  (0.90)%          107.73%
1999 1   3,228,740          1.32%            1.32%          (0.99)%               1.32%                  (0.99)%           80.51%
1998     5,338,380          1.26%            1.26%          (0.74)%               1.26%                  (0.74)%           94.21%

ADVISOR CLASS
2002 1  $   50,259          1.58%            1.57%          (1.20)%               1.58%                  (1.22)%          170.67%
2001 1      69,469          1.50%            1.50%          (0.71)%               1.50%                  (0.71)%          104.48%
2000 1     143,937          1.48%            1.48%          (1.15)%               1.48%                  (1.15)%          107.73%
1999 1      66,235          1.57%            1.57%          (1.24)%               1.57%                  (1.24)%           80.51%
1998        89,227          1.51%            1.51%          (1.02)%               1.51%                  (1.02)%           94.21%

----------------------
PBHG LARGE CAP 20 FUND
----------------------

PBHG CLASS
2002 1  $  333,115          1.36%            1.35%          (0.66)%               1.36%                  (0.67)%          152.53%
2001 1     501,921          1.23%            1.23%          (0.34)%               1.23%                  (0.34)%          142.46%
2000 1   1,083,460          1.23%            1.23%          (0.82)%               1.23%                  (0.82)%          147.35%
1999 1     603,077          1.27%            1.27%          (0.64)%               1.27%                  (0.64)%           76.41%
1998       192,631          1.41%            1.41%          (0.79)%               1.41%                  (0.79)%           98.27%

ADVISOR CLASS
2002 1  $       60          1.61%            1.60%          (0.91)%               1.61%                  (0.92)%          152.53%
2001 1,2        71          1.54%*           1.54%*         (0.40)%*              1.54%*                 (0.40)%*         142.46%

--------------------------
PBHG LARGE CAP GROWTH FUND
--------------------------

PBHG CLASS
2002 1  $  258,297          1.26%            1.25%          (0.62)%               1.26%                  (0.63)%          148.93%
2001 1     327,689          1.18%            1.18%          (0.14)%               1.18%                  (0.14)%          146.18%
2000 1     256,965          1.17%            1.17%          (0.79)%               1.17%                  (0.79)%          184.36%
1999 1     144,089          1.25%            1.25%          (0.71)%               1.25%                  (0.71)%           46.16%
1998       145,662          1.22%            1.22%          (0.79)%               1.22%                  (0.79)%           46.56%

ADVISOR CLASS
2002 1  $      156          1.51%            1.50%          (0.87)%               1.51%                  (0.88)%          148.93%
2001 1,2        79          1.43%*           1.43%*         (0.42)%*              1.43%*                 (0.42)%*         146.18%


The accompanying notes are an integral part of the financial statements.

                                    [LOGO OMITTED] 115

         PBHG FUNDS

FINANCIAL HIGHLIGHTS
--------------------
For a Share Outstanding Throughout Each Period
For the Period Ended March 31, 2002





           Net                         Realized and                                              Net
          Asset             Net         Unrealized       Distributions     Distributions        Asset
          Value         Investment       Gains or          from Net            from             Value
        Beginning         Income         (Losses)         Investment          Capital            End             Total
        of Period         (Loss)       on Securities        Income             Gains          of Period         Return
-------------------------------------------------------------------------------------------------------------------------

-----------------
PBHG LIMITED FUND
-----------------

PBHG CLASS
2002 1    $9.42          $(0.10)          $0.22              --              $  (0.14)          $9.40             1.17%
2001 1    23.11           (0.08)          (8.17)             --                 (5.44)           9.42           (42.99)%
2000 1    11.95           (0.12)          15.20              --                 (3.92)          23.11           137.27%
1999 1    14.08           (0.10)          (1.45)             --                 (0.58)          11.95           (11.01)%
1998       9.05           (0.10)           5.53              --                 (0.40)          14.08            60.78%

---------------------------
PBHG NEW OPPORTUNITIES FUND
---------------------------

PBHG CLASS
2002 1   $27.77          $(0.30)         $(1.36)             --                 --             $26.11            (5.98)%
2001 1    98.19           (0.48)         (43.78)             --               $(26.16)          27.77           (54.38)%
2000 1    16.47           (0.71)          85.60              --                 (3.17)          98.19           529.94%
1999 3    13.52           (0.01)           2.96              --                 --              16.47            21.82%+

-----------------------
PBHG SELECT EQUITY FUND
-----------------------

PBHG CLASS
2002 1   $26.58          $(0.25)         $(3.59)             --                 --             $22.74           (14.45)%
2001 1    77.81           (0.24)         (48.55)             --              $  (2.44)          26.58           (64.23)%
2000 1    25.93           (0.34)          58.71              --                 (6.49)          77.81           240.82%
1999 1    24.15           (0.21)           1.99              --                 --              25.93             7.37%
1998      15.91           (0.44)           8.68              --                 --              24.15            51.79%

-----------------------
PBHG CLIPPER FOCUS FUND
-----------------------

PBHG CLASS
2002 4   $15.92           $0.20           $2.34             $(0.14)           $ (1.92)         $16.40            17.48%+
2001 5    10.87            0.21            5.49              (0.21)             (0.44)          15.92            53.22%
2000 5    12.19            0.16           (1.18)             (0.16)             (0.14)          10.87            (8.39)%
1999 5,6  10.00            0.05            2.18              (0.04)                --**         12.19            22.33%+

-----------------------
PBHG FOCUSED VALUE FUND
-----------------------

PBHG CLASS
2002 1   $17.41          $(0.04)         $(1.03)            $(0.06)           $ (0.08)         $16.20            (6.18)%
2001 1    18.51            0.07           (0.74)                --              (0.43)          17.41            (3.59)%
2000 1    10.46           (0.01)           8.93                 --              (0.87)          18.51            89.17%
1999 3    10.32           --               0.14                 --                 --           10.46             1.36%+

-------------------------
PBHG LARGE CAP VALUE FUND
-------------------------

PBHG CLASS
2002 1   $13.90           $0.03          $(0.57)            $(0.02)                --          $13.34            (3.86)%
2001 1    11.97            0.21            2.21              (0.08)          $  (0.41)          13.90            20.42%
2000      13.85            0.12            1.78              (0.08)             (3.70)          11.97            14.25%
1999      13.01            0.08            2.45              (0.10)             (1.59)          13.85            20.29%
1998      10.11            0.02            3.84              (0.06)             (0.90)          13.01            39.47%

ADVISOR CLASS
2002 1   $13.88              --          $(0.58)                --                 --          $13.30            (4.15)%
2001 1,2  13.88          $ 0.01           (0.01)                --                 --           13.88             0.00%+



                                                                                       Ratio           Ratio of Net
                                                  Ratio              Ratio          of Expenses         Investment
                                               of Expenses          of Net          to Average         Income (Loss)
              Net                              to Average         Investment        Net Assets          to Average
            Assets              Ratio          Net Assets           Income          (Excluding          Net Assets
              End            of Expenses       (Including           (Loss)            Waivers           (Excluding         Portfolio
           of Period         to Average          Expense          to Average        and Expense         Waivers and        Turnover
             (000)           Net Assets        Reduction)         Net Assets        Reduction)      Expense Reduction)       Rate
-----------------------------------------------------------------------------------------------------------------------------------

-----------------
PBHG LIMITED FUND
-----------------

PBHG CLASS
2002 1  $   74,076              1.41%             1.40%             (1.04)%            1.41%               (1.05)%          156.08%
2001 1      77,505              1.33%             1.33%             (0.48)%            1.33%               (0.48)%           85.07%
2000 1     155,130              1.32%             1.32%             (0.76)%            1.32%               (0.76)%          107.78%
1999 1     108,011              1.40%             1.40%             (0.81)%            1.40%               (0.81)%          111.07%
1998       178,168              1.40%             1.40%             (0.72)%            1.40%               (0.72)%           81.36%

---------------------------
PBHG NEW OPPORTUNITIES FUND
---------------------------

PBHG CLASS
2002 1  $   47,813              1.44%             1.43%             (1.13)%            1.44%               (1.14)%          295.41%
2001 1      65,357              1.34%             1.34%             (0.76)%            1.34%               (0.76)%          267.34%
2000 1     355,600              1.34%             1.34%             (1.15)%            1.34%               (1.15)%          668.31%
1999 3      16,742              1.50%*            1.50%*            (0.80)%*           1.59%*              (0.89)%*         109.43%+

-----------------------
PBHG SELECT EQUITY FUND
-----------------------

PBHG CLASS
2002 1  $  413,134              1.38%             1.37%             (0.94)%            1.38%               (0.95)%          301.58%
2001 1     662,551              1.26%             1.26%             (0.43)%            1.26%               (0.43)%          157.72%
2000 1   1,691,298              1.18%             1.18%             (0.68)%            1.18%               (0.68)%          200.56%
1999 1     235,904              1.34%             1.34%             (0.90)%            1.34%               (0.90)%           56.59%
1998       336,076              1.35%             1.35%             (1.15)%            1.35%               (1.15)%           72.16%

-----------------------
PBHG CLIPPER FOCUS FUND
-----------------------

PBHG CLASS
2002 4  $  621,735              1.40%*            1.40%*             1.26%*            1.44%*               1.23%*           39.02%+
2001 5     272,069              1.40%             1.40%              1.41%             1.41%                1.40%           111.00%
2000 5      84,226              1.40%             1.40%              1.47%             1.47%                1.40%            54.00%
1999 5,6    64,135              1.40%*            1.40%*             1.05%*            2.08%*               0.37%*           22.00%+

-----------------------
PBHG FOCUSED VALUE FUND
-----------------------

PBHG CLASS
2002 1  $   34,675              1.37%             1.36%             (0.24)%            1.37%               (0.25)%          433.98%
2001 1      58,724              1.34%             1.34%              0.37%             1.34%                0.37%           404.36%
2000 1      22,556              1.50%             1.50%             (0.10)%            1.55%               (0.15)%          853.36%
1999 3       3,658              1.50%*            1.50%*             0.09%*            2.67%*              (1.08)%*         173.09%+

-------------------------
PBHG LARGE CAP VALUE FUND
-------------------------

PBHG CLASS
2002 1  $  524,236              1.14%             1.13%              0.24%             1.14%                0.24%           947.66%
2001 1     425,414              1.16%             1.16%              0.91%             1.16%                0.91%          1184.89%
2000        32,922              1.11%             1.11%              0.71%             1.11%                0.71%          1018.03%
1999        44,922              1.01%             1.01%              0.59%             1.01%                0.59%           568.20%
1998        76,476              1.17%             1.17%              0.98%             1.17%                0.98%           403.59%

ADVISOR CLASS
2002 1  $       195              1.39%            1.38%             (0.04)%            1.39%               (0.04)%          947.66%
2001 1,2        100              1.40%*           1.40%*             0.39%*            1.40%*               0.39%*         1184.89%

The accompanying notes are an integral part of the financial statements.

                                    [LOGO OMITTED] 116


                                                                                                    PBHG FUNDS




        Net                                      Realized and
       Asset                      Net             Unrealized                Distributions       Distributions
       Value                  Investment           Gains or                   from Net              from           Return
     Beginning                  Income             (Losses)                  Investment            Capital           of
     of Period                  (Loss)           on Securities                 Income               Gains          Capital
------------------------------------------------------------------------------------------------------------------------------------

-----------------------
PBHG MID-CAP VALUE FUND
-----------------------

PBHG CLASS
2002 1    $14.44                $(0.02)              $1.32                        --                 --              --
2001 1     13.82                  0.09                1.20                    $(0.03)            $(0.64)             --
2000 1     15.09                 (0.02)               5.03                        --              (6.28)             --
1999       15.30                    --                0.92                        --              (1.13)             --
1998 7     10.00                 (0.01)               6.00                        --              (0.69)             --

ADVISOR CLASS
2002 1,8  $13.90                $(0.03)              $1.85                        --                 --              --

-------------------------
PBHG SMALL CAP VALUE FUND
-------------------------

PBHG CLASS
2002 1    $18.48                $(0.14)              $2.31                        --                 --              --
2001 1     18.75                 (0.02)               0.58                        --             $(0.83)             --
2000 1     11.38                 (0.08)               7.45                        --                 --              --
1999 1     15.38                 (0.09)              (3.06)                       --              (0.85)             --
1998 7     10.00                 (0.03)               6.15                        --              (0.74)             --

ADVISOR CLASS
2002 1    $18.47                $(0.22)              $2.35                        --                 --              --
2001 1,2   19.67                 (0.02)              (1.18)                       --                 --              --

------------------------
PBHG SPECIAL EQUITY FUND
------------------------

PBHG CLASS
2002 9    $11.73                 $0.05               $2.20                    $(0.06)                --              --
2001 10    13.28                  0.08                0.09                     (0.06)            $ (1.66)            --
2000 10    11.84                  0.07                1.55                     (0.07)              (0.11)            --
1999 10    10.01                  0.03                1.88                     (0.03)              (0.05)            --
1998 10,11 10.00                  0.02               (0.01)                       --                 --              --

----------------------------
PBHG DISCIPLINED EQUITY FUND
----------------------------

PBHG CLASS
2002 12   $10.33                 $0.02               $0.07                       --**                --              --
2001 13    11.09                  0.07               (0.76)                   $(0.07)                --              --
2000 13    12.31                  0.06               (1.20)                    (0.06)             $(0.02)            --
1999 13    10.90                  0.10                2.06                     (0.10)              (0.65)            --
1998 13     8.43                  0.06                3.07                     (0.07)              (0.59)            --
1997 13     7.43                  0.09                2.12                     (0.10)              (1.11)            --

--------------------------------------------
PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND
--------------------------------------------

2002 1     $4.95                $(0.08)             $(1.07)                       --                 --              --
2001 1,14  10.00                 (0.12)              (4.93)                       --                 --              --

--------------
PBHG REIT FUND
--------------

  PBHG CLASS
2002 15    $8.78                 $0.09               $0.80                    $(0.09)                --              --
2001 13     9.56                  0.47                0.46                     (0.45)            $(1.21)         $(0.05)16
2000 13     8.04                  0.36                1.60                     (0.36)                --           (0.08)16
1999 13     8.62                  0.43               (0.54)                    (0.47)                --              --
1998 13    10.49                  0.32               (1.88)                    (0.31)                --              --
1997 13    10.96                  0.40                1.82                     (0.45)             (2.24)             --

ADVISOR CLASS
2002 15    $8.75                 $0.09               $0.79                    $(0.08)                --              --
2001 13     9.55                  0.43                0.45                     (0.43)             $(1.21)        $(0.04)16
2000 13     8.04                  0.31                1.60                     (0.33)                --           (0.07)16
1999 13     8.62                  0.39               (0.53)                    (0.44)                --              --
1998 13    10.50                  0.25               (1.86)                    (0.27)                --              --
1997 13    10.98                  0.35                1.80                     (0.39)             (2.24)             --



                                                                                                    PBHG FUNDS

                                                                                                          Ratio of
                                                                           Ratio            Ratio         Expenses
                                                                        of Expenses        of Net        to Average
             Net                          Net                           to Average       Investment      Net Assets
            Asset                       Assets          Ratio           Net Assets         Income        (Excluding
            Value                         End        of Expenses        (Including         (Loss)          Waivers
             of            Total       of Period     to Average           Expense        to Average      and Expense
           Period         Return         (000)       Net Assets         Reduction)       Net Assets      Reduction)
--------------------------------------------------------------------------------------------------------------------------

-----------------------
PBHG MID-CAP VALUE FUND
-----------------------

PBHG CLASS
2002 1      $15.74          9.00%      $464,987           1.32%             1.31%          (0.15)%           1.32%
2001 1       14.44          9.43%       231,117           1.35%             1.35%           0.40%            1.35%
2000 11      13.82         42.21%        60,690           1.44%             1.44%          (0.15)%           1.44%
1999         15.09          8.35%        56,981           1.33%             1.33%           0.01%            1.33%
1998 7       15.30         61.06%+       54,173           1.47%*            1.47%*         (0.17)%*          1.47%*

ADVISOR CLASS
2002 1,8    $15.72         13.09%+         $127           1.55%*            1.54%*         (0.49)%*          1.55%*

-------------------------
PBHG SMALL CAP VALUE FUND
-------------------------

PBHG CLASS
2002 1      $20.65         11.74%      $290,007           1.48%             1.48%          (0.72)%           1.48%
2001 1       18.48          2.99%       251,994           1.49%             1.49%          (0.09)%           1.49%
2000 1       18.75         64.76%        92,634           1.50%             1.50%          (0.56)%           1.58%
1999 1       11.38        (20.93)%       69,787           1.48%             1.48%          (0.71)%           1.48%
1998 7       15.38         62.27%+      125,834           1.49%*            1.49%*         (0.52)%*          1.49%*

ADVISOR CLASS
2002 1      $20.60         11.53%          $364           1.73%             1.73%          (1.12)%           1.73%
2001 1,2     18.47         (6.10)%+          94           1.73%*            1.73%*         (0.34)%*          1.73%*

------------------------
PBHG SPECIAL EQUITY FUND
------------------------

PBHG CLASS
2002 9      $13.92         19.20%+      $25,505           1.25%*            1.25%*          0.86% *          2.21%*
2001 10      11.73          1.23%        16,996           1.25%             1.25%           0.54%            1.54%
2000 10      13.28         13.80%        29,547           1.15%             1.15%           0.60%            1.66%
1999 10      11.84         19.33%        16,406           1.22%             1.22%           0.26%            1.70%
1998 10,11   10.01          0.10%+       14,167           1.16%*            1.16%*          0.42%*           1.98%*

----------------------------
PBHG DISCIPLINED EQUITY FUND
----------------------------

PBHG CLASS
2002 12     $10.42          0.89%+     $101,615           0.99%*            0.99%*          0.63%*          1.33%*
2001 13      10.33         (6.22)%       95,031           0.99%             0.99%           0.64%            1.09%
2000 13      11.09         (9.33)%      118,545           0.97%             0.97%           0.53%            0.97%
1999 13      12.31         20.06%       145,185           0.99%             0.99%           1.08%            1.11%
1998 13      10.90         37.82%        33,889           1.26%             1.26%           0.78%            2.25%
1997 13       8.43         29.86%         7,331           1.00%             1.00%           1.17%            2.24%

--------------------------------------------
PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND
--------------------------------------------

2002 1       $3.80        (23.23)%      $35,646           2.30%             2.15%          (1.75)%           2.60%
2001 1,14     4.95        (50.50)%+      49,909           2.15%*            2.15%*         (1.57)%*          2.15%*

--------------
PBHG REIT FUND
--------------

  PBHG CLASS
2002 15      $9.58         10.11%+      $76,679           1.36%*            1.36%*          4.20% *          1.47%*
2001 13       8.78         10.41%        61,378           1.14%             1.14%           4.57%            1.14%
2000 13       9.56         24.90%        75,013           1.36%             1.36%           4.14%            1.36%
1999 13       8.04         (1.16)%       65,767           1.25%             1.25%           5.12%            1.25%
1998 13       8.62        (15.12)%       79,717           1.22%             1.22%           3.14%            1.22%
1997 13      10.49         21.12%       134,746           1.09%             1.09%           3.57%            1.09%

ADVISOR CLASS
2002 15      $9.55         10.08%+      $19,738           1.61%*            1.61%*          3.86%*           1.72%*
2001 13       8.75          9.88%17      18,858           1.62%             1.62%           4.07%            1.62%
2000 13       9.55         24.22%17      23,417           1.89%             1.89%           3.54%            1.89%
1999 13       8.04         (1.62)%17     29,502           1.73%             1.73%           4.64%            1.73%
1998 13       8.62        (15.54)%17     46,665           1.73%             1.73%           2.65%            1.73%
1997 13      10.50         20.44%17      85,222           1.59%             1.59%           3.14%            1.59%



             Ratio of Net
              Investment
             Income (Loss)
              to Average
              Net Assets
              (Excluding
                Waivers          Portfolio
              and Expense        Turnover
              Reduction)           Rate
-------------------------------------------

-----------------------
PBHG MID-CAP VALUE FUND
-----------------------

PBHG CLASS
2002 1       (0.15)%            236.85%
2001 1        0.40%             248.10%
2000 11      (0.15)%            742.57%
1999          0.01%             732.73%
1998 7       (0.17)%*           399.96%+

ADVISOR CLASS
2002 1,8     (0.49)%*           236.85%

-------------------------
PBHG SMALL CAP VALUE FUND
-------------------------

PBHG CLASS
2002 1       (0.72)%            144.85%
2001 1       (0.09)%            177.69%
2000 1       (0.64)%            352.85%
1999 1       (0.71)%            273.87%
1998 7       (0.52)%*           263.04%+

ADVISOR CLASS
2002 1       (1.12)%            144.85%
2001 1,2     (0.34)%*           177.69%

------------------------
PBHG SPECIAL EQUITY FUND
------------------------

PBHG CLASS
2002 9       (0.10)%*            13.92%+
2001 10       0.25%              66.00%
2000 10       0.09%              49.00%
1999 10      (0.22)%             26.00%
1998 10,11   (0.41)%*            23.00%+

----------------------------
PBHG DISCIPLINED EQUITY FUND
----------------------------

PBHG CLASS
2002 12       0.29%*             65.99%+
2001 13       0.54%             229.00%
2000 13       0.53%             270.00%
1999 13       0.96%             261.00%
1998 13      (0.21)%            297.00%
1997 13      (0.07)%            189.00%

--------------------------------------------
PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND
--------------------------------------------

2002 1        (2.20)%           192.61%
2001 1,14     (1.57)%*          314.47%+

--------------
PBHG REIT FUND
--------------

PBHG CLASS
2002 15       4.09%*             25.08%+
2001 13       4.57%             139.00%
2000 13       4.14%              76.00%
1999 13       5.12%              49.00%
1998 13       3.14%              80.00%
1997 13       3.57%              90.00%

ADVISOR CLASS
2002 15       3.73%*             25.08%+
2001 13       4.07%             139.00%
2000 13       3.54%              76.00%
1999 13       4.64%              49.00%
1998 13       2.65%              80.00%
1997 13       3.14%              90.00%



The accompanying notes are an integral part of the financial statements.

                                    [LOGO OMITTED] 117

            PBHG FUNDS

FINANCIAL HIGHLIGHTS -- Concluded
---------------------------------
For a Share Outstanding Throughout Each Period
For the Period Ended March 31, 2002





             Net                                          Realized and
            Asset               Net                        Unrealized      Distributions      Distributions
            Value           Investment                      Gains or         from Net             from            Reverse
          Beginning           Income      Redemption        (Losses)        Investment           Capital        Stock Split
          of Period           (Loss)         Fees         on Securities       Income              Gains          (Note 2)
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
---------------------------------

PBHG CLASS
2002 1     $12.08            $(0.13)          --             $1.42              --                 --               --
2001 1      19.34             (0.11)          --             (4.55)             --             $(2.60)              --
2000 1      10.54             (0.13)          --             10.18              --              (1.25)              --
1999 1      12.89             (0.11)          --             (1.78)             --              (0.46)              --
1998         8.86             (0.11)          --              5.01              --              (0.87)              --

-------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
-------------------------------------

PBHG CLASS
2002 1     $19.70            $(0.21)          --            $(4.70)             --                 --               --
2001 1      85.02             (0.46)          --            (59.61)             --             $(5.25)              --
2000 1      27.59             (0.54)          --             62.84              --              (4.87)              --
1999 1      19.27             (0.19)          --              8.80              --              (0.29)              --
1998        14.63             (0.23)          --              5.72              --              (0.85)              --

ADVISOR CLASS
2002 1     $19.70            $(0.23)          --            $(4.72)             --                 --               --
2001 1,3    34.43             (0.04)          --            (14.69)             --                 --               --

----------------------------------
PBHG IRA CAPITAL PRESERVATION FUND
----------------------------------

PBHG CLASS
2002 18    $10.00             $0.20           --**              --          $(0.20)            $(0.04)           $0.04
2001 10     10.00              0.61        $0.01                --           (0.62)                --               --
2000 10     10.00              0.65         0.01                --           (0.66)                --               --
1999 10,19  10.00              0.11           --                --           (0.11)                --               --

-----------------------
PBHG CASH RESERVES FUND
-----------------------

PBHG CLASS
2002        $1.00             $0.03           --               --           $(0.03)                --               --
2001         1.00              0.06           --               --            (0.06)                --               --
2000         1.00              0.05           --               --            (0.05)                --               --
1999         1.00              0.05           --               --            (0.05)                --               --
1998         1.00              0.05           --               --            (0.05)                --               --





                                                                             Ratio             Ratio
                                                                          of Expenses         of Net
              Net                          Net                            to Average        Investment
             Asset                       Assets           Ratio           Net Assets          Income
             Value                         End         of Expenses        (Including          (Loss)
              End           Total       of Period      to Average           Expense         to Average
           of Period       Return         (000)        Net Assets         Reduction)        Net Assets
--------------------------------------------------------------------------------------------------------------


---------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
---------------------------------

PBHG CLASS
2002 1     $13.37        10.68%     $  86,243           1.50%               1.49%            (0.96)%
2001 1      12.08       (27.04)%       76,331           1.50%               1.50%            (0.63)%
2000 1      19.34        99.74%        75,225           1.50%               1.50%            (0.93)%
1999 1      10.54       (14.52)%       48,029           1.50%               1.50%            (0.97)%
1998        12.89        56.54 %      111,983           1.45%               1.45%            (0.92)%

-------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
-------------------------------------

PBHG CLASS
2002 1     $14.79       (24.92)%     $581,091           1.39%               1.38%            (1.17)%
2001 1      19.70       (74.20)%      920,965           1.25%               1.25%            (0.81)%
2000 1      85.02       233.99%     3,843,946           1.19%               1.19%            (0.96)%
1999 1      27.59        45.33%       536,405           1.34%               1.34%            (0.96)%
1998        19.27        38.29%       495,697           1.30%               1.30%            (0.91)%

ADVISOR CLASS
2002 1     $14.75       (25.13)%      $10,288           1.64%               1.63%            (1.42)%
2001 1,3    19.70       (42.78)%+         172           1.50%*              1.50%*           (0.58)%*

----------------------------------
PBHG IRA CAPITAL PRESERVATION FUND
----------------------------------

PBHG CLASS
2002 18    $10.00         1.98%+     $518,004           1.00%*              1.00%*            4.67%*
2001 10     10.00         6.34%        71,298           1.00%               1.00%             5.97%
2000 10     10.00         6.80%        24,065           1.03%               1.03%             6.53%
1999 10,19  10.00         1.12%+          867           1.00%*              1.00%*            6.67%*

-----------------------
PBHG CASH RESERVES FUND
-----------------------

PBHG CLASS
2002        $1.00         2.55%      $107,513           0.59%               0.58%             2.92%
2001         1.00         5.98%       525,463           0.52%               0.52%             5.78%
2000         1.00         4.81%       579,458           0.69%               0.69%             4.78%
1999         1.00         4.84%       144,239           0.70%               0.70%             4.72%
1998         1.00         5.13%       117,574           0.68%               0.68%             5.00%




            Ratio       Ratio of Net
         of Expenses     Investment
         to Average     Income (Loss)
         Net Assets      to Average
         (Excluding      Net Assets
           Waivers   (Excluding Waivers  Portfolio
         and Expense     and Expense     Turnover
         Reduction)      Reduction)        Rate
----------------------------------------------------


---------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
---------------------------------

PBHG CLASS
2002 1      1.52%          (0.97)%       118.88%
2001 1      1.50%          (0.63)%       143.04%
2000 1      1.55%          (0.98)%       240.55%
1999 1      1.54%          (1.01)%       140.89%
1998        1.45%          (0.92)%       215.46%

-------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
-------------------------------------

PBHG CLASS
2002 1      1.39%          (1.19)%       185.33%
2001 1      1.25%          (0.81)%       291.41%
2000 1      1.19%          (0.96)%       362.38%
1999 1      1.34%          (0.96)%       276.07%
1998        1.30%          (0.91)%       259.89%

ADVISOR CLASS
2002 1      1.64%          (1.44)%       185.33%
2001 1,3    1.50%*         (0.58)%*      291.41%

----------------------------------
PBHG IRA CAPITAL PRESERVATION FUND
----------------------------------

PBHG CLASS
2002 18     1.32%*          4.35%*       116.91%+
2001 10     1.62%           5.35%        196.00%
2000 10     1.84%           5.69%         72.00%
1999 10,19 46.23%*        (38.56)%*      137.00%+

-----------------------
PBHG CASH RESERVES FUND
-----------------------

PBHG CLASS
2002        0.59%           2.91%          n/a
2001        0.52%           5.78%          n/a
2000        0.69%           4.78%          n/a
1999        0.70%           4.72%          n/a
1998        0.68%           5.00%          n/a





*  Annualized
** Amount is less than $0.01 per share.
+  Total return and portfolio turnover have not been annualized.
1  Per share calculations were performed using average shares for the period.
2  The PBHG Large Cap 20 Fund Advisor Class, PBHG Large Cap Growth Fund Advisor Class,
   PBHG Large Cap Value Fund Advisor Class, PBHG Small Cap Value Fund Advisor Class and
   PBHG Technology & Communications Fund Advisor Class commenced operations on December
   29, 2000.
3  The PBHG New Opportunities Fund and the PBHG Focused Value Fund commenced operations on
   February 12, 1999.
4  On December 14, 2001, the PBHG Clipper Focus Fund acquired the assets of the Clipper
   Focus Portfolio. The operations of the PBHG Clipper Focus Fund prior to the acquisition were those of the predecessor fund, the Clipper Focus Portfolio. The Clipper Focus
   Portfolio was a series of the UAM Funds Trust.
5  For the year or period ended April 30.
6  The PBHG Clipper Focus Fund commenced operations on September 10, 1998.
7  The PBHG Mid-Cap Value Fund and the PBHG Small Cap Value Fund commenced operations on
   April 30, 1997.
8  The PBHG Mid-Cap Value Fund Advisor class commenced operations on October 31, 2001.
9  On December 14, 2001, the PBHG Special Equity Fund acquired the assets of the NWQ
   Special Equity Portfolio. The operations of the PBHG Special Equity Fund prior to the acquisition were those of the predecessor fund, the NWQ Special Equity Portfolio. The
   NWQ Special Equity Portfolio was a series of the UAM Funds, Inc.
10 For the year or period ended October 31.
11 The PBHG Special Equity Fund commenced operations on November 4, 1997.
12 On January 11, 2002, the PBHG Disciplined Equity Fund acquired the assets of the
   Analytic Enhanced Equity Fund. The operations of the PBHG Disciplined Equity Fund prior to the acquisition were those of the predecessor fund, the Analytic Enhanced Equity
   Fund. The Enhanced Equity Fund was a series of the UAM Funds, Inc. II.
13 For the year ended December 31.
14 The PBHG Global Technology & Communications Fund commenced operations on May 31, 2000.
15 On December 14, 2001, the PBHG REIT Fund acquired the assets of the Heitman Real Estate
   Portfolio. The operations of the PBHG REIT Fund prior to the acquisition were those of the predecessor fund, the Heitman Real Estate Portfolio. The Heitman Real Estate
   Portfolio was a series of UAM Funds Trust.
16 Historically, the PBHG REIT Fund has distributed to its shareholders amounts approximating dividends received from the REITs. A portion of such distributions may include a return of capital.
17 The total returns prior to the acquisition do not include the sales charge. The Advisor
   Class of the Fund's predecessor carried a maximum front-end sales charge of 4.75%.
   Total Returns shown in the chart have been adjusted to reflect the elimination of the front-end sales charge. If the charge had been included, the returns would have been lower.
18 On January 11, 2002, the PBHG IRA Capital Preservation Fund acquired the assets of the
   IRA Capital Preservation Portfolio. The operations of the PBHG IRA Capital Preservation
   Fund prior to the acquisition were those of the predecessor fund, the IRA Capital
   Preservation Portfolio. The IRA Capital Preservation Portfolio was a series of the UAM
   Funds Trust.
19 The PBHG IRA Capital Preservation Fund commenced operations on August 31, 1999. Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                    [LOGO OMITTED] 118

                                       PBHG FUNDS

                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------
                                                            As of March 31, 2002


1.  ORGANIZATION

PBHG Funds (the "Fund"), a Delaware business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund became a Delaware business trust effective July 16, 2001 and changed its name from The PBHG Funds, Inc. The Fund currently offers twenty-one series: the PBHG Core Growth Fund (the "Core Growth Fund"), the PBHG Emerging Growth Fund (the "Emerging Growth Fund"), the PBHG Growth Fund (the "Growth Fund"), the PBHG Large Cap 20 Fund (the "Large Cap 20 Fund"), the PBHG Large Cap Growth Fund (the "Large Cap Growth Fund"), the PBHG Limited Fund (the "Limited Fund"), the PBHG New Opportunities Fund (the "New Opportunities Fund"), the PBHG Select Equity Fund (the "Select Equity Fund"), the PBHG Clipper Focus Fund (the "Clipper Focus Fund"), the PBHG Focused Value Fund (the "Focused Value Fund"), the PBHG Large Cap Value Fund (the "Large Cap Value Fund"), the PBHG Mid-Cap Value Fund (the "Mid-Cap Value Fund"), the PBHG Special Equity Fund (the "Special Equity Fund", formerly the PBHG New Perspective Fund), the PBHG Small Cap Value Fund (the "Small Cap Value Fund"), the PBHG Disciplined Equity Fund (the "Disciplined Equity Fund"), the PBHG Global Technology & Communications Fund (the "Global Technology & Communications Fund"), the PBHG REIT Fund (the "REIT Fund"), the PBHG Strategic Small Company Fund (the "Strategic Small Company Fund"), the PBHG Technology & Communications Fund (the "Technology & Communications Fund"), the PBHG IRA Capital Preservation Fund (the "IRA Capital Preservation Fund") and the PBHG Cash Reserves Fund (the "Cash Reserves Fund") (each a "Portfolio" and, collectively, the "Portfolios"). Each Portfolio is classified as a diversified management investment company, with the exception of the Large Cap 20, Clipper Focus, Focused Value, Technology & Communications, and Global Technology & Communications Funds, which are classified as non-diversified management investment companies. Each Portfolio's prospectus provides a description of its investment objectives, policies and investment strategies. The Fund is registered to offer two classes of shares, PBHG Class and Advisor Class, formerly known as the "Trust Class." Currently, the Advisor Class of shares is only offered by the Growth, Large Cap 20, Large Cap Growth, Large Cap Value, Mid-Cap Value, Small Cap Value, REIT and Technology & Communications Funds. The assets of each Portfolio are segregated, and a shareholders interest is limited to the Portfolio in which shares are held.

The Clipper Focus, REIT, IRA Capital Preservation, Special Equity and Disciplined Equity Funds (each an "Acquiring Fund" and collectively the "Acquiring Funds") have each acquired all of the assets of the Clipper Focus, Heitman Real Estate and IRA Capital Preservation Portfolios of UAM Funds Trust, the NWQ Special Equity Portfolio of UAM Funds, Inc. and the Analytic Enhanced Equity Fund of UAM Funds, Inc. II, respectively (each an "Acquired Fund" and collectively the "Acquired Funds"). Following approval by their respective Boards and shareholders, the tax-free reorganizations for the Clipper Focus, NWQ Special Equity and Heitman Real Estate Portfolios took place on December 14, 2001 and the tax-free reorganizations of the Enhanced Equity Fund and the IRA Capital Preservation Portfolio took place on January 11, 2002. All of the shareholders of the Acquired Funds received PBHG Class shares of the respective Acquiring Funds, except that the Advisor Class shareholders of Heitman Real Estate Portfolio received Advisor Class shares of REIT Fund. Each shareholder of an Acquired Fund received a number of shares of the corresponding Acquiring Fund with an aggregate net asset value equal tot hat of his or her shares of the Acquired Funds. The net assets upon reorganization, and the number of shares issued and redeemed by the corresponding Acquiring Funds, are as follows:

                                        NET ASSETS
                                           UPON           ACQUIRING FUND      ACQUIRED FUND
    ACQUIRING FUND                    REORGANIZATION      SHARES ISSUED       SHARES REDEEMED
---------------------------------------------------------------------------------------------
PBHG Clipper Focus Fund -
   PBHG Class                        $323,953,417          22,134,825          22,134,825

PBHG Special Equity Fund
   PBHG Class/Institutional Class      19,703,207           1,575,743           1,512,416
   Advisor Class/Institutional
     Service Class                             --                  --              64,928

PBHG Disciplined Equity Fund -
   PBHG Class                          95,694,351           9,274,069           9,274,069

PBHG REIT Fund
   PBHG Class/Institutional Class      60,671,839           7,022,527          7,022,527
   Advisor Class/Advisor Class         19,046,055           2,212,278           2,212,278

PBHG IRA Capital Preservation Fund -
   PBHG Cla                           190,638,690          19,063,848          19,063,848

The assets of the Acquired Funds prior to the reorganization and the unrealized gain/(loss) included in the net assets were as follows:

                                                                          UNREALIZED
                                                      NET ASSETS         GAIN/(LOSS)
                                                        BEFORE            INCLUDED IN
                                                    REORGANIZATION         NET ASSETS
----------------------------------------------------------------------------------------

UAM Funds Trust Clipper Focus Portfolio1             $323,953,417        $14,367,725
UAM Funds, Inc. NWQ Special Equity Portfolio1          19,703,207            173,989
UAM Funds, Inc. II Analytic Enhanced Equity Fund1      95,694,351            692,256
UAM Funds Trust Heitman Real Estate Portfolio1         79,717,894          3,983,453
UAM Funds Trust IRA Capital Preservation Portfolio1    90,638,690           (713,818)


1 DENOTES THE SURVIVING OR CONTINUING PORTFOLIO FOR PURPOSES OF MAINTAINING THE
  FINANCIAL STATEMENTS AND PERFORMANCE HISTORY IN THE POST-REORGANIZATION PORTFOLIOS.


2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Portfolios.

SECURITY VALUATION -- Investment securities of the Portfolios that are listed on a securities exchange or quoted on a national market system, and for which market quotations are readily available, are valued at the last quoted sales price at the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time). If there is no such reported sale, these securities and unlisted securities for which market quotations are not readily available, are valued at the last bid price. However, debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Foreign securities are valued based upon quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations, including the Wrapper Agreements, are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value. The values of investment securities held by the Cash Reserves Fund are stated at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Wrapper Agreements will generally be valued at the difference between the Book Value and Market Value (plus accrued interest) on the applicable covered assets and will either be reflected as an asset or liability of the IRA Capital Preservation Fund. The Board of Trustees, in performing its fair value determination of the Wrapper Agreements, considers the credit worthiness and the ability of the Wrap Providers to pay amounts due under the Wrapper Agreements.



                               [LOGO OMITTED] 119

            PBHG FUNDS

-----------------------------
As of March 31, 2002



SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and distributions to shareholders are recognized on the ex-dividend date; interest income is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods.

DIVIDENDS -- Dividends from net investment income for the Portfolios are declared annually, if available, with the exception of the REIT, IRA Capital Preservation and Cash Reserves Funds. Dividends from net investment income for the REIT Fund are declared on a quarterly basis. Dividends from net investment income for the IRA Capital Preservation and Cash Reserves Funds are declared daily and paid monthly. Distributions of net realized capital gains, for each Portfolio, are generally made to shareholders annually, if available.

To maintain a stable NAV, the IRA Capital Preservation Fund may have to declare and pay dividends in amounts that are not equal to the amount of net investment income it actually earns. This may cause the Portfolio to take some or all of the following actions: (i) if the Portfolio distributes more money than it actually earned through its investments, it may have to make a distribution that may be considered a return of capital or (ii) if the income the Portfolio receives exceeds the amount of dividends distributed, the Fund may have to distribute that excess income to shareholders and declare a reverse split of its shares. In order to comply with requirements of the Internal Revenue Code applicable to regulated investment companies, the Portfolio is required to distribute accumulated net realized gains, if any, on an annual basis. When such distributions are made, the immediate impact is a corresponding reduction in net asset value per share. Given the objective of the Portfolio to maintain a stable net asset value of $10 per share, the Portfolio intends to declare a reverse stock split immediately subsequent to any such distributions at a rate that will cause the total number of shares held by each shareholder, including shares acquired on reinvestment of that distribution to remain the same as before the distribution was paid and in effect reinstate a net asset value of $10 per share.

On December 12, 2001, the IRA Capital Preservation Fund declared a capital gain distribution to shareholders of record on December 12, 2001 in the amount of $0.0186 per share (the short-term capital gain distribution was $0.0178 per share and the long-term capital gain distribution was $0.0008 per share). On the same day, the Portfolio declared a reverse share split with a factor of 0.99814 in order to restore the Portfolio's net asset value per share to $10.00.

On January 9, 2002, the IRA Capital Preservation Fund declared a capital gain distribution to shareholders of record on January 9, 2002 in the amount of $0.0174 per share (the short-term capital gain distribution was $0.0136 per share and the long-term capital gain distribution was $0.0038 per share). On the same day, the Portfolio declared a reverse share split with a factor of 0.99826 in order to restore the Portfolio's net asset value per share to $10.00.

FOREIGN WITHHOLDING TAXES -- The Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Portfolio's accrue such taxes when the related income is earned.

NET ASSET VALUE PER SHARE -- The value of an individual share in a fund is computed by adding the value of the proportionate interest of each class in a Portfolio's securities, cash and other assets, subtracting the actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of the class.

REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by a third party custodian bank until the respective agreements mature. Provisions of the repurchase agreements and procedures adopted by the Fund's Board of Trustees require that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.

TBA PURCHASE COMMITMENTS -- The IRA Capital Preservation Fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of the Portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation" above.

MORTGAGE DOLLAR ROLLS -- The IRA Capital Preservation Fund may enter into mortgage dollar rolls (principally using TBA's) in which the Portfolio sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at an agreed-upon price on a fixed date. The Portfolio accounts for such dollar rolls as purchases and sales and receives compensation as consideration for entering into the commitment to repurchase. The Portfolio must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

The counterparty receives all principal and interest payments, including prepayments, made in respect of a security subject to such a contract while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The Portfolio engages in dollar rolls for the purpose of enhancing its yield, principally by earning a negotiated fee.

FOREIGN CURRENCY TRANSLATION-- The books and records of the Global Technology & Communications Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

   (I) market value of investment securities, other assets and liabilities at the current rate of exchange; and

  (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Global Technology & Communications Fund does not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The Global Technology & Communications Fund reports gains and losses on foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income or loss for Federal income tax purposes.

WRAPPER AGREEMENTS -- The IRA Capital Preservation Fund intends to enter into Wrapper Agreements with insurance companies, banks or other financial institutions ("Wrap Providers") that are rated, at the time of purchase, in one of the top two rating categories by a rating agency. A Wrapper Agreement is a derivative instrument that is designed to protect the Portfolio from investment losses and, under most circumstances, permit the Portfolio to maintain a constant NAV per share. There is no active trading market for Wrapper Agreements, and none is expected to develop; therefore, they will be considered illiquid.

Pursuant to the terms of the Wrapper Agreements, the sub-adviser will manage the Portfolio's securities to have an overall duration between 1.5 and 4.0 years. In addition, the terms of the Wrapper Agreements require the Portfolio to maintain minimum cash and cash equivalent balances. Throughout the term of the Wrapper Agreements, the Portfolio will pay the Wrap Providers an annual fee based on the Wrapper Agreements book value balance.


                               [LOGO OMITTED] 120

                                                            PBHG FUNDS


The crediting rate used in computing book value is the actual yield of the covered assets, plus or minus the amortization of unrealized gain or loss on the covered assets, based on fluctuations in the market value of the covered assets. The crediting rate is calculated by a formula specified by each of the Wrapper Agreements and is adjusted periodically.

A default by the issuer of a Portfolio security or a Wrap Providers on its obligations may result in a decrease in the value of the Portfolio assets and, consequently, the shares. Wrapper Agreements generally do not protect the Portfolio from loss if an issuer of Portfolio securities defaults on payments of interest or principal. Additionally, a Portfolio shareholder may realize more or less than the actual investment return on the Portfolio securities depending upon the timing of the shareholder's purchases and redemption of shares, as well as those of other shareholders.

FUTURES CONTRACTS -- The Disciplined Equity Fund utilizes futures contracts primarily to hedge against changes in security prices. Upon entering into a futures contract, the Portfolio will deposit securities for the initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of ) the closing transactions and the Portfolio's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Portfolio could lose more than the original margin deposit required to initiate the futures transaction.

The Disciplined Equity Fund had the following futures contracts open as of March 31, 2002:

                                 CONTRACT            UNREALIZED
CONTRACT              NUMBER OF    VALUE            DEPRECIATION
DESCRIPTION            CONTRACTS   (000)  EXPIRATION     (000)
---------------------------------------------------------------

S&P 500 Composite Index   19      $5,459    Jun-02      $(42)
S&P 500 Composite Index
E-Mini                    13        747     Jun-02        (6)
                                                        -----
                                                        $(48)
                                                        =====

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- In connection with portfolio purchases and sales of securities denominated in a foreign currency, the Global Technology & Communications Fund may enter into forward foreign currency exchange contracts. Foreign currency exchange contracts are recorded at mar-ket value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Realized gains or losses arising from such transactions are included in net realized gain (loss) from foreign currency transactions. As of March 31, 2002, there were no outstanding forward foreign currency contracts.

OTHER -- Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are prorated to the Portfolios on the basis of relative net assets. Class specific expenses, such as 12b-1 service fees, are borne by that class. Income, other expenses and realized and unrealized gains and losses of a Portfolio are allocated to the respective class on the basis of the relative net assets each day.

The Fund has an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. The transfer agent expenses shown in the Statement of Operations are in total and do not reflect the expense reductions.

The IRA Capital Preservation Fund retains a redemption fee of 2.00% on redemptions of capital shares held for less than twelve months. For the period ended March 31, 2002, there were $17,491 in redemption fees retained.

DIRECTED BROKERAGE -- Some Portfolios direct certain portfolio trades to brokers who pay a portion of their expenses. Under this arrangement, the following Portfolios had expenses reduced by the amounts shown below. During the year ended March 31, 2002, the Focused Value, Large Cap Value and Mid-Cap Value Fund's expenses were reduced by $729, $5,178, and $1,689, respectively.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements, in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

IMPLEMENTATION OF NEW ACCOUNTING STANDARDS -- On April 1, 2001, the Fund implemented the provisions of the AICPA Audit and Accounting Guide, AUDITS OF INVESTMENT COMPANIES (the "Guide"), as required for fiscal years beginning after December 15, 2000. Prior to April 1, 2001, the IRA Capital Preservation Fund recorded paydown gains and losses on mortgage- and asset-backed securities as realized gains and losses, not as adjustments to interest income. The implementation of the accounting changes had no impact on total net assets of the Fund or the Fund's net asset value, but resulted in a $184,654 decrease in interest income and a corresponding $184,654 increase in realized gains. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change.

3.  INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND
    OTHER TRANSACTIONS WITH AFFILIATES

The Fund and Pilgrim Baxter & Associates, Ltd. (the "Adviser") are parties to an Investment Advisory Agreement (the "Advisory Agreement"). Under the terms of the Advisory Agreement, the Adviser is paid a monthly fee that is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Portfolio. In the interest of limiting expenses of the Portfolios, the Adviser has entered into expense limitation agreements with the Fund ("Expense Limitation Agreements"), with respect to the Core Growth, Large Cap 20, Limited, New Opportunities, Clipper Focus, Focused Value, Large Cap Value, Mid-Cap Value, Special Equity, Small Cap Value, Disciplined Equity, Global Technology & Communications, REIT, Strategic Small Company and IRA Capital Preservation Funds, pursuant to which the Adviser has agreed to waive or limit its fees and to assume other expenses of these Portfolios to the extent necessary to limit the total annual expenses to a specified percentage of the Portfolios' average daily net assets, exclusive of certain expenses such as brokerage commissions, fees and expenses incurred under the PBHG Funds service plan and extraordinary expenses. In addition, in connection with Old Mutual plc's acquisition of Pilgrim Baxter's parent company, Old Mutual and Pilgrim Baxter have agreed to maintain these expense limitation agreements until March 31, 2003.

Reimbursement by the Portfolios of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreements during any of the previous two fiscal years may be made at a later date when the Portfolios have reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense rate of each Portfolio to exceed the specified percentage of the Portfolio's average daily net assets, exclusive of certain expenses such as brokerage commissions, fees and expenses incurred under the PBHG Funds Service Plan, and extraordinary expenses. With respect to the Clipper Focus, Special Equity, Disciplined Equity, REIT and IRA Capital Preservation Funds, effective September 25, 2002, the Adviser will be allowed to be reimbursed for any advisory fees waived or limited and other expenses paid by the Adviser to the Acquiring Funds after September 25, 2002. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's assets exceed $75 million; (ii) the Portfolio's total annual expense ratio is less than the specified percentage of the Portfolio's average daily net assets, and (iii) the payment of such reimbursement was approved by the Board of Trustees.


                                                      [LOGO OMITTED]  121

            PBHG FUNDS

-----------------------------
As of March 31, 2002



The advisory fee and expense limitations are as follows:
                                                  ADVISER          EXPENSE
                                                     FEE         LIMITATION
------------------------------------------------------------------------------
Core Growth Fund                                   0.85%           1.50%
Emerging Growth Fund                               0.85%             n/a
Growth Fund                                        0.85%             n/a
Large Cap 20 Fund                                  0.85%           1.50%
Large Cap Growth Fund                              0.75%            n/a
Limited Fund                                       1.00%           1.50%
New Opportunities Fund                             1.00%           1.50%
Select Equity Fund                                 0.85%            n/a
Clipper Focus Fund                                 1.00%           1.40%
Focused Value Fund                                 0.85%           1.50%
Large Cap Value Fund                               0.65%           1.50%
Mid-Cap Value Fund                                 0.85%           1.50%
Special Equity Fund                                1.00%           1.25%
Small Cap Value Fund                               1.00%           1.50%
Disciplined Equity Fund                            0.70%           0.99%
Global Technology & Communications Fund            1.50%           2.15%
REIT Fund                                          0.85%           1.36%
Strategic Small Company Fund                       1.00%           1.50%
Technology & Communications Fund                   0.85%            n/a
IRA Capital Preservation Fund                      0.60%           1.00%
Cash Reserves Fund                                 0.30%            n/a

The expense limitation will be increased to 1.50% for the Clipper Focus, Special Equity, Disciplined Equity and REIT Funds and 1.25% for the IRA Capital Preservation Fund after September 25, 2002. In addition, the Adviser is entitled to receive the adviser fee disclosed in the above table, however the Adviser has contractually agreed to waive a portion of its fee and receive a lower management fee from the Special Equity, Disciplined Equity, REIT and IRA Capital Preservation Funds until September 25, 2002.

At March 31, 2002, the amount of advisory fee waiver and reimbursement of third party expenses by the Adviser subject to possible reimbursement for the Global Technology & Communications Fund was $124,745. During the year ended March 31, 2002, the Board of Trustees approved the reimbursement of previously waived fees by the Adviser for the prior fiscal year in the amount of $20,944 for the Strategic Small Company Fund.

Pilgrim Baxter Value Investors, Inc. ("PBVI"), a wholly-owned subsidiary of the Adviser serves as the sub-adviser to the Large Cap Value, Mid-Cap Value, Small Cap Value, Focused Value and the Strategic Small Company Funds. For its services provided pursuant to its Investment Sub-Advisory Agreement with the Adviser and the Fund, Pilgrim Baxter Value Investors, Inc. receives a fee from the Adviser at an annual rate of 0.50%, 0.50%, 0.50%, 0.40% and 0.50%, respectively, of the average daily net assets of the Large Cap Value, Mid-Cap Value, Small Cap Value, Focused Value and the Strategic Small Company Funds. Pilgrim Baxter Value Investors, Inc. receives no fees directly from the Large Cap Value, Mid-Cap Value, Small Cap Value, Focused Value or the Strategic Small Company Funds.

Wellington Management Company, LLP ("WMC") serves as the sub-adviser to the Cash Reserves Fund. For its services provided pursuant to the Investment Sub-Advisory Agreement with the Adviser and the Fund, WMC is entitled to receive a fee from the Adviser, computed daily and paid monthly, at an annual rate equal to 0.075% of the Cash Reserves Fund's average daily net assets up to and including $500 million and 0.020% of the Cash Reserves Fund's average daily net assets over $500 million, but subject to a minimum annual fee of $50,000. WMC may, from time to time, waive all or a portion of its fee from the Adviser. WMC receives no fees directly from the Cash Reserves Fund.

Prior to December 14, 2001, Pacific Financial Research, Inc. ("PFR") served as investment adviser to the Clipper Focus Portfolio pursuant to an investment advisory agreement with UAM Funds Trust and was paid a fee calculated at an annual rate of 1.00% of average daily net assets. For the period May 1, 2001 to December 14, 2001. PFR was paid $2,884,503 by the Clipper Focus Portfolio for its services. Effective December 14, 2001 PFR became the Sub-adviser to the Clipper Focus Fund. PBHG Funds, on behalf of the Clipper Focus Fund, and the Adviser have entered into a sub-advisory agreement with PFR. Pursuant to the sub-advisory agreement, PFR has agreed to manage the investment operations of the Clipper Focus Fund and the composition of its investment portfolio, to provide supervision of the Clipper Focus Fund's investments and to determine the securities to be purchased or sold by the Clipper Focus Fund. For the services it provides, PFR is entitled to receive from the Adviser a sub-advisory fee equal to 0.40% of the Portfolio's average daily net assets. PFR receives no fees directly from the Clipper Focus Fund.

Prior to December 14, 2001, NWQ Investment Management Company ("NWQ") served as investment adviser to the NWQ Special Equity Portfolio pursuant to an investment advisory agreement with UAM Funds, Inc. and was paid a fee calculated at an annual rate of 0.85% of average daily net assets. For the period November 1, 2001 to December 14, 2001, NWQ was paid $20,808 by the NWQ Special Equity Portfolio for its services. Effective December 14, 2001, NWQ became the sub-adviser to the Special Equity Fund. PBHG Funds, on behalf of the Special Equity Fund, and the Adviser have entered into a sub-advisory agreement with NWQ. Pursuant to the sub-advisory agreement, NWQ has agreed to manage the investment operations of the Special Equity Fund and the composition of its investment portfolio, to provide supervision of the Special Equity Fund's investments and to determine the securities to be purchased or sold by the Special Equity Fund. For the services it provides, NWQ is entitled to receive from the Adviser a sub-advisory fee that will be equal to one-half of the advisory fee received by the Adviser (less the amount of any expense reimbursements) after September 25, 2002. Prior to that date, NWQ will receive a sub-advisory fee equal to 0.85% of the assets transferred to the Special Equity Fund in connection with the reorganization and 0.425% of the average daily net assets after the reorganization (less the amount of any expense reimbursements) on other assets of the Portfolio. NWQ receives no fees directly from the Special Equity Fund.

Prior to January 11, 2002, Analytic Investors, Inc. ("Analytic") served as investment adviser to the Analytic Enhanced Equity Fund pursuant to an investment advisory agreement with UAM Funds, Inc. II and was paid a fee calculated at an annual rate of 0.60% of average daily net assets. For the period January 1, 2002 to January 11, 2002, Analytic was paid $20,599 by the Enhanced Equity Fund for its services. Effective January 11, 2002, Analytic became the sub-adviser to the Disciplined Equity Fund. PBHG Funds, on behalf of the Disciplined Equity Fund, and the Adviser have entered into a sub-advisory agreement with Analytic. Pursuant to the sub-advisory agreement, Analytic has agreed to manage the investment operations of the Disciplined Equity Fund and the composition of its investment portfolio, to provide supervision of the Disciplined Equity Fund's investments and to determine the securities to be purchased or sold by the Disciplined Equity Fund. For the services it provides, Analytic is entitled to receive from the Adviser a sub-advisory fee that will be equal to one-half of the advisory fee received by the Adviser (less the amount of any expense reimbursements) after September 25, 2002. Prior to that date, Analytic will receive a sub-advisory fee equal to 0.60% of the assets transferred to the Disciplined Equity Fund in connection with the reorganization and 0.30% of the average daily net assets (less the amount of any expense reimbursements) on other assets of the Portfolio. Analytic receives no fees directly from the Disciplined Equity Fund.

Prior to December 14, 2001, Heitman Real Estate Securities LLC ("Heitman") served as investment adviser to the Heitman Real Estate Portfolio pursuant to an investment advisory agreement with UAM Funds Trust and was paid a fee calculated at an annual rate of 0.75% of the first $100 million of daily average net assets and 0.65% of daily average net assets in excess of $100 million. For the

                               [LOGO OMITTED] 122

                                                          PBHG FUNDS


period January 1, 2001 to December 14, 2001, Heitman was paid $688,016 by the Heitman Real Estate Portfolio for its services. Effective December 14, 2001, Heitman became the sub-adviser to the REIT Fund. PBHG Funds, on behalf of the REIT Fund, and the Adviser have entered into a sub-advisory agreement with Heitman. Pursuant to the sub-advisory agreement, Heitman has agreed to manage the investment operations of the REIT Fund and the composition of its investment portfolio, to provide supervision of the REIT Fund's investments and to determine the securities to be purchased or sold by the REIT Fund. For the services it provides, Heitman is entitled to receive from the Adviser a sub-advisory fee that will be equal to one-half of the advisory fee received by the Adviser (less the amount of any expense reimbursements) after September 25, 2002. Prior to that date, Heitman will receive a sub-advisory fee equal to 0.75% of the first $100 million of the assets transferred to the REIT Fund in connection with the reorganization, 0.65% of the assets transferred to the REIT Fund in excess of $100 million and 0.37% of the average daily net assets (less the amount of any expense reimbursements) on other assets of the Portfolio. Heitman receives no fees directly from the REIT Fund.

Prior to January 11, 2002, Dwight Asset Management Company ("Dwight") served as investment adviser to the IRA Capital Preservation Portfolio pursuant to an investment advisory agreement with UAM Funds Trust and was paid a fee calculated at an annual rate of 0.50% of average daily net assets.
For the period November 1, 2001 to January 11, 2002, Dwight was paid $151,109 by the IRA Capital Preservation Portfolio for its services. Effective January 11, 2002, Dwight became the sub-adviser to the IRA Capital Preservation Fund. PBHG Funds, on behalf of the IRA Capital Preservation Fund, and the Adviser have entered into a sub-advisory agreement with Dwight. Pursuant to the sub-advisory agreement, Dwight has agreed to manage the investment operations of the IRA Capital Preservation Fund and the composition of its investment portfolio, to provide supervision of the IRA Capital Preservation Fund's investments and to determine the securities to be purchased or sold by the IRA Capital Preservation Fund. For the services it provides, Dwight is entitled to receive from the Adviser a sub-advisory fee that will be equal to one-half of the advisory fee received by the Adviser (less the amount of any expense reimbursements) after September 25, 2002. Prior to that date, Dwight will receive a sub-advisory fee equal to 0.50% of the assets transferred to the IRA Capital Preservation Fund in connection with the reorganization and 0.25% of the average daily net assets (less the amount of any expense reimbursements) on other assets of the Portfolio. Dwight receives no fees directly from the IRA Capital Preservation Fund.

PBHG Fund Services (the "Administrator"), a wholly owned subsidiary of the Adviser, provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator receives a fee, which is calculated daily and paid monthly, at an annual rate of 0.15% of the average daily net assets of each Portfolio.

SEI Investments Management Corporation, a wholly owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in SEI Mutual Funds Services (the "Sub-Administrator"). The Sub-Administrator assists the Administrator in providing administrative services to the Fund. For acting in this capacity, the Administrator pays the Sub-Administrator the following fees. The fee will be the greater of $50,000 per portfolio or at the annual rate of 0.0165% of the first $10 billion of the average daily net assets of (i) the Fund, and (ii) PBHG Insurance Series Fund, another fund family managed by the Adviser (collectively known as the "PBHG Fund Family"), 0.0125% of the next $10 billion of the average daily net assets of each portfolio in the PBHG Fund Family, and 0.0100% of the average daily net assets of each portfolio in the PBHG Fund Family in excess of $20 billion.

Prior to the reorganization dates, the Sub-Administrator was the administrator (the "predecessor Administrator") and provided administrative services to the UAM Fund Family, which included UAM Funds Trust, UAM Funds, Inc. and UAM Funds, Inc. II, under an Administration Agreement (the "former Administration Agreement"). Pursuant to the former Administration Agreement, the Acquired Funds paid the predecessor Administrator 0.093% per annum of the daily net assets and an annual base fee of $54,500. The Acquired Funds paid the following amounts to the Predecessor Administrator for its services for the periods listed:

                                    PERIOD           AMOUNT
---------------------------------------------------------------
Clipper Focus Fund             5/01/01-12/14/01    $336,245
Special Equity Fund            11/01/01-12/14/01      9,758
Disciplined Equity Fund         1/01/02-1/11/02       4,447
REIT Fund                      01/01/01-12/14/01    109,142
IRA Capital Preservation Fund  11/01/01-1/11/02      39,155

                                    PERIOD           AMOUNT
---------------------------------------------------------------
Clipper Focus Fund              4/1/01-4/30/01       $19,419
Special Equity Fund             4/1/01-10/31/01       53,816
Disciplined Equity Fund         4/1/01-12/31/01       96,703
IRA Capital Preservation Fund   4/1/01-10/31/01       52,673

Prior to April 1, 2001, UAM Fund Services, Inc. ("UAMFSI") provided and oversaw administrative, fund accounting, dividend disbursing, shareholder servicing, and transfer agent services to the UAM Fund Family under a Fund Administration Agreement (the "Agreement"). UAMFSI had entered into Service Agreements with the Sub-Administrator, DST and UAM Shareholder Service Center ("UAMSSC"), an affiliate of UAM, to assist in providing certain services to the UAM Fund Family. After May 25, 2001, UAMSSC became PBHG Shareholder Services, Inc. ("PBHGSS").

Pursuant to the Agreement, the Clipper Focus Portfolio, Analytic Enhanced Equity Fund and IRA Capital Preservation Portfolio paid UAMFSI 0.073% per annum of their average daily net assets, an annual base fee of $72,500 and a fee based on the number of active shareholder accounts and the NWQ Special Equity Portfolio and Heitman Real Estate Portfolio paid UAMFSI 0.073% per annum of their average daily net assets, an annual base fee of $94,250 and a fee based on the number of active shareholder accounts. The Acquired Funds paid the following amounts to UAMFSI, the Sub-Administrator, DST and UAMSSC for their services for the periods listed:

                                             ADMIN-   PORTION   PORTION    PORTION
                                           ISTRATION   PAID TO  PAID TO    PAID TO
                             PERIOD          FEES        SEI       DST     UAMSSC
-----------------------------------------------------------------------------------
Clipper Focus Fund      5/1/00-3/31/01     $214,876    $74,998   $19,768   $20,160
Special Equity Fund     11/1/00-3/31/01      58,395     21,039    13,750     7,550
Disciplined Equity
  Fund                  1/1/01-3/31/01       47,493     17,283     8,190     4,808
REIT Fund               1/1/01-3/31/01       50,904     16,839        --    13,684
IRA Capital
  Preservation Fund     11/1/01-3/31/01      40,394     17,610     4,542     3,600

SEI Investments has agreed to act as an agent in placing repurchase agreements for the Portfolios, excluding the Cash Reserves Fund. Listed below are the amounts SEI Investments earned for its services from each Portfolio, excluding the Cash Reserves Fund, for the year or period ended March 31, 2002, and are reflected as a reduction of interest income.

Core Growth Fund                  $   1,916
Emerging Growth Fund                 23,099
Growth Fund                         132,687
Large Cap 20 Fund                    22,688
Large Cap Growth Fund                12,201
Limited Fund                          4,391
New Opportunities Fund                2,741
Select Equity Fund                   30,785
Clipper Focus Fund                    3,611
Focused Value Fund                    2,360


                               [LOGO OMITTED] 123

            PBHG FUNDS

-----------------------------
As of March 31, 2002


Large Cap Value Fund                             $ 18,086
Mid-Cap Value Fund                                 16,596
Small Cap Value Fund                                8,808
Special Equity Fund                                   153
Disciplined Equity Fund                               267
Global Technology & Communications Fund             1,834
REIT Fund                                             338
Strategic Small Company Fund                        6,316
Technology & Communications Fund                   20,199
IRA Capital Preservation Fund                      12,118

Prior to December 17, 2001, the Heitman Real Estate Portfolio charged 0.50% of the average daily net assets of its Advisor Class shares for Rule 12b-1 services in the amount of $52,019. In addition, the NWQ Special Equity Portfolio Institutional Service Class shares paid service fees for the period from November 1, 2000 to October 31, 2001 at an annual rate of 0.40% of the average daily net assets of the Institutional Service Class shares in the amount of $8,060.

Effective July 16, 2001, the Fund has entered into a distribution agreement (the "Distribution Agreement") with PBHG Fund Distributors (the "Distributor") a wholly owned subsidiary of the Adviser. Prior to July 16, 2001, SEI Investments Distribution Co. ("SEI") a wholly owned subsidiary of SEI Investments Company, and the Fund were parties to a distribution agreement pursuant to which SEI served as principal underwriter for the Fund. The Distributor and SEI received no fees for its distribution services. The Fund has adopted a Service Plan (the "Plan") on behalf of the Advisor Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides for the payment of a service fee by the Fund of 0.25% of the average daily net assets of the Advisor Class shares to the Distributor for providing or arranging with and paying others to provide personal service to shareholders of Advisor Class Shares and/or the maintenance of those accounts. Currently, only the Growth, Large Cap 20, Large Cap Growth, Large Cap Value, Mid-Cap Value, REIT, Small Cap Value and Technology & Communications Funds offer Advisor Class Shares. Of the service fees the Distributor received, it retained $167, $186, $248, $138, $249, $889, and $406 from the Large Cap 20, Large Cap Growth, Large Cap Value, Mid-Cap Value, REIT, Small Cap Value and Technology & Communications Funds, respectively.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Fund. From time to time, the Fund may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Fund to persons who beneficially own interests in the Fund. First Union National Bank, serves as the custodian for each of the Portfolios except the the Global Technology & Communications Fund. The Northern Trust Company serves as the custodian for the Global Technology & Communications Fund.

The Fund has entered into a shareholder servicing agreement with PBHG Fund Services to provide shareholder support and other shareholder account-related services. PBHG Fund Services has, in turn, contracted with PBHG Shareholder Services, Inc. ("PBHGSS") to assist in the provision of those services. Prior to May 25, 2001, PBHGSS was known as UAMSSC. PBHGSS received no fees directly from the Portfolios.

Certain brokers, dealers, banks, trust companies and other financial representatives receive compensation from the UAM Fund Family for providing a variety of services, including record keeping and transaction processing. Such fees are based on the assets of the UAM Funds that are serviced by the financial representative. The Acquired Funds paid UAMSSC the following shareholder service fees (including out of pocket expenses) for the periods listed:

                                    PERIOD          AMOUNT
----------------------------------------------------------

Clipper Focus Fund             5/01/01-12/14/01    $57,411
Special Equity Fund            11/01/01-12/14/01     1,610
Disciplined Equity Fund        01/01/02-1/11/02        694
IRA Capital Preservation Fund   11/1/01-1/11/02      6,576

Shareholder service fees (including out of pocket expenses) paid to PBHG Fund Services for the year or period ended March 31, 2002 were:

                                             AMOUNT
                                             ------
Core Growth Fund                          $  107,152
Emerging Growth Fund                         349,580
Growth Fund                                1,152,127
Large Cap 20 Fund                            372,893
Large Cap Growth Fund                        180,154
Limited Fund                                  53,215
New Opportunities Fund                        35,878
Select Equity Fund                           532,285
Clipper Focus Fund                             9,357
Focused Value Fund                            33,985
Large Cap Value Fund                         140,937
Mid-Cap Value Fund                           126,256
Small Cap Value Fund                          67,238
Special Equity Fund                              760
Disciplined Equity Fund                          859
Global Technology & Communications Fund      127,364
REIT Fund                                      2,385
Strategic Small Company Fund                  50,791
Technology & Communications Fund             886,513
IRA Capital Preservation Fund                  2,204
Cash Reserves Fund                           133,568

On April 4, 2000, the Board of Trustees approved an agreement between the Fund and PBHG Fund Services to provide shareholder related web development and maintenance services. For its services over the year, PBHG Fund Services received a fee of $541,693, which was allocated to each fund quarterly based on average net assets. This amount is included in transfer agent expense on the Statement of Operations. The fee is reviewed semi-annually by the Board of Trustees.

Officers and trustees of the Fund who are or were officers of the Adviser, Administrator, Sub-Administrator and the Distributor received no compensation from the Fund.


4.  INVESTMENT TRANSACTIONS

The cost of securities purchased and the proceeds from securities sold, other than short-term investments, for the Portfolios, excluding the Cash Reserves Fund, for the year or period ended March 31, 2002 were as follows:

                                       PURCHASES       SALES
                                         (000)         (000)
                                    -------------  -----------
Core Growth Fund                     $  134,128    $  134,568
Emerging Growth Fund                    702,589       718,772
Growth Fund                           3,925,432     4,129,077
Large Cap 20 Fund                       584,370       670,133
Large Cap Growth Fund                   418,449       423,086
Limited Fund                            114,404       110,254
New Opportunities Fund                  147,244       161,351
Select Equity Fund                    1,483,291     1,626,414
Clipper Focus Fund                      399,948       121,252
Focused Value Fund                      232,977       251,651
Large Cap Value Fund                  4,920,321     4,781,038
Mid-Cap Value Fund                    1,000,564       795,164
Small Cap Value Fund                    390,435       366,344
Special Equity Fund                   5,681,551     2,854,154
Disciplined Equity Fund                  67,263        62,853
Global Technology &
   Communications Fund                   75,365        76,788


                               [LOGO OMITTED] 124

                                                PBHG FUNDS


                                       PURCHASES      SALES
                                         (000)        (000)
                                    -------------  -----------
REIT Fund                            $   26,811    $   20,759
Strategic Small Company Fund            104,336       100,161
Technology & Communications Fund      1,351,864     1,424,676
IRA Capital Preservation Fund           391,703       118,857

During the period ended March 31, 2002, the IRA Capital Preservation Fund purchased U.S. Government Securities of $156,181 and received proceeds from the sale of U.S. Government Securities of $104,787.


5.  FEDERAL TAX INFORMATION

Each Portfolio has qualified and intends to continue to qualify as a regulated investment company for Federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provision has been made for Federal income taxes.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of March 31, 2002, attributable to certain net operating losses which for tax purposes, are not available to offset future income, were reclassified to the following accounts:


                                                                   INCREASE/           INCREASE/
                                                                  (DECREASE)           (DECREASE)
                                            INCREASE/             ACCUMULATED         UNDISTRIBUTED
                                           (DECREASE)            NET REALIZED        NET INVESTMENT
                                         PAID IN-CAPITAL             GAIN                INCOME
                                              (000)                  (000)                (000)
                                         ---------------         ------------        --------------
Core Growth Fund                          $    (741)                  --              $    741
Emerging Growth Fund                         (5,529)                  --                 5,529
Growth Fund                                 (24,769)                  --                24,769
Large Cap 20 Fund                            (2,816)                  --                 2,816
Large Cap Growth Fund                        (1,929)                  --                 1,929
Limited Fund                                   (832)                  --                   832
New Opportunities Fund                         (624)                  --                   624
Select Equity Fund                           (5,253)                  --                 5,253
Clipper Focus Fund                              (11)                  --                   (11)
Focused Value Fund                             (141)                  --                   141
Mid-Cap Value Fund                             (564)                  --                   564
Small Cap Value Fund                         (2,015)                  --                 2,015
Special Equity Fund                             (55)                $(24)                   79
Disciplined Equity Fund                         (38)                  --                    38
Global Technology &
   Communications Fund                         (731)                  --                   731
Strategic Small Company Fund                   (878)                  --                   878
Technology &
   Communications Fund                       (9,139)                  --                 9,139
IRA Capital Preservation Fund                  (234)                  --                   234

These reclassifications had no effect on net assets or net asset value per share.


The tax character of dividends and distributions paid during the last two fiscal years or periods were as follows:

                                   ORDINARY          LONG-TERM        RETURN OF
                                    INCOME         CAPITAL GAIN         CAPITAL              TOTAL
                                     (000)             (000)             (000)               (000)
                                ------------       ------------       ----------        ------------
Core Growth
   Fund
   2001                         $    9,944          $   5,537          $   24           $   15,505
Emerging Growth Fund
   2001                             37,138             30,592              --               67,730
Growth Fund
   2001                             91,803            657,026              --              748,829
Large Cap 20 Fund
   2001                             79,901             40,124              --              120,025
Large Cap Growth Fund
   2001                             20,023              5,380               2               25,405
Limited Fund
   2002                                 --              1,125              --                1,125
   2001                             11,400             21,901              --               33,301
New Opportunities Fund
   2001                             43,429                 --             404               43,833
Select Equity Fund
   2001                             65,129              1,981              90               67,200
Clipper Focus Fund
   2002                             29,150             10,608              --               39,758
   2001                              5,591              3,334              --                8,925
Focused Value Fund
   2002                                391                 --              --                  391
   2001                              1,197                 --              --                1,197
Large Cap Value Fund
   2002                                998                 --              --                  998
   2001                              3,736                155              --                3,891
Mid-Cap Value Fund
   2001                              5,830                256              --                6,086
Small Cap Value Fund
   2001                              8,629                383              --                9,012
Special Equity Fund
   2002                                 79                 --               9                   88
   2001                                828              4,232              --                5,060
Disciplined Equity Fund
   2002                                 16                 --              --                   16
   2001                                665                 --              --                  665
REIT Fund
   2002                                867                 --              --                  867
   2001                              7,496              7,374             358               15,228
Strategic Small
   Company Fund
   2001                              6,808              5,909              --               12,717
Technology &
   Communications Fund
   2001                            218,733             12,043               4              230,780
IRA Capital
   Preservation Fund
   2002                              5,158                 88             196                5,442
   2001                              1,978                 --              --                1,978
Cash Reserves Fund
   2002                             12,919                 --              --               12,919
   2001                             33,948                 --              --               33,948


                               [LOGO OMITTED] 125

            PBHG FUNDS

NOTES TO FINANCIAL STATEMENTS -- Concluded
-----------------------------
As of March 31, 2002


As of March 31, 2002, the components of Distributable Earnings/(Accumulated
Losses) were as follows:
                                             UNDISTRIBUTED   UNDISTRIBUTED     CAPITAL             POST          UNREALIZED
                                               ORDINARY        LONG-TERM         LOSS             OCTOBER       APPRECIATION
                                                INCOME       CAPITAL GAIN    CARRYFORWARDS        LOSSES       (DEPRECIATION)
                                                 (000)           (000)           (000)             (000)            (000)
                                            ------------     ------------  ----------------  --------------    --------------
Core Growth Fund                                   --              --       $    (68,001)     $   (2,477)       $   6,149
Emerging Growth Fund                               --              --           (271,959)        (19,732)          54,920
Growth Fund                                        --              --         (1,372,228)        (88,442)         275,974
Large Cap 20 Fund                                  --              --           (264,338)        (52,697)          12,833
Large Cap Growth Fund                              --              --           (125,328)        (30,330)          12,619
Limited Fund                                       --              --             (7,211)             --           14,491
New Opportunities Fund                             --              --            (23,303)           (160)           6,652
Select Equity Fund                                 --              --         (1,104,927)        (37,974)          26,342
Clipper Focus Fund                             $7,909          $1,295                 --              --           49,299
Focused Value Fund                                 --              --             (3,069)           (528)             158
Large Cap Value Fund                              297              --            (50,113)             --           12,318
Mid-Cap Value Fund                                 --              --            (10,427)           (834)          35,263
Small Cap Value Fund                               --              --             (4,539)         (6,296)          32,760
Special Equity Fund                                94              --               (134)            (28)           2,585
Disciplined Equity Fund                           178              --            (11,976)         (2,130)             882
Global Technology & Communications Fund           (16)             --            (69,591)         (1,680)1         (2,371)
REIT Fund2                                        518             490                 --              --            3,749
Strategic Small Company Fund                       --              --            (10,148)           (965)          10,542
Technology & Communications Fund                   --              --         (2,066,064)       (104,744)         (79,115)
IRA Capital Preservation Fund                     204              --                 --             (23)            (690)
Cash Reserves                                       2              --                 (9)             --               --

1 INCLUDES POST-OCTOBER CURRENCY LOSSES OF $546.
2 INFORMATION PROVIDED AS OF DECEMBER 31, 2001, THE REIT FUND'S YEAR END FOR
  FEDERAL INCOME TAX PURPOSES.

Post-October losses represent losses realized on investment transactions from November 1, 2001 through March 31, 2002 that, in accordance with Federal income tax regulations, the Portfolios defer and treat as having arisen in the following fiscal year. For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.

At March 31, 2002, the Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

                                                                  EXPIRING MARCH 31,
                                           -------------------------------------------------------------------
                                             2006          2007          2008         2009           2010            TOTAL
                                             (000)         (000)         (000)       (000)          (000)           (000)
                                           --------      --------      --------   -----------    ------------    ------------
Core Growth Fund                               --             --           --     $     2,944     $    65,057    $    68,001
Emerging Growth Fund                           --             --           --               --        271,959        271,959
Growth Fund                                    --             --           --               --      1,372,228      1,372,228
Large Cap 20 Fund                              --             --           --               --        264,338        264,338
Large Cap Growth Fund                          --             --           --          10,837         114,491        125,328
Limited Fund                                                  --           --               --          7,211          7,211
New Opportunities Fund                         --             --           --             137          23,166         23,303
Select Equity Fund                             --             --           --         226,961         877,966      1,104,927
Focused Value Fund                             --             --           --               --          3,069          3,069
Large Cap Value Fund                           --             --           --               --         50,113         50,113
Mid-Cap Value Fund                             --             --           --               --         10,427         10,427
Small Cap Value Fund                           --             --           --               --          4,539          4,539
Special Equity Fund                            --             --           --             134               --           134
Disciplined Equity Fund                   $2,263         $9,344         $195                --            174         11,976
Global Technology & Communications Fund        --             --           --           3,800          65,791         69,591
Strategic Small Company Fund                   --             --           --               --         10,148         10,148
Technology & Communications Fund               --             --           --         117,211       1,948,853      2,066,064
Cash Reserves Fund                             --             --           4                --              5              9


                               [LOGO OMITTED] 126

                                                  PBHG FUNDS



At March 31, 2002, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were different from amounts reported for financial reporting purposes.

The Federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Portfolio, excluding Cash Reserves Fund, at March 31, 2002 were as follows:

                                                                                                            NET
                                                                                                         UNREALIZED
                                     FEDERAL                 UNREALIZED           UNREALIZED            APPRECIATION/
                                    TAX COST                APPRECIATION         DEPRECIATION           DEPRECIATION
                                      (000)                     (000)                (000)                  (000)
                                 -----------                ------------         ------------           -------------
Core Growth Fund                 $    46,598                $   6,553            $    (404)             $   6,149
Emerging Growth
   Fund                              344,359                   79,852              (24,932)                54,920
Growth Fund                        1,760,816                  320,886              (44,912)               275,974
Large Cap 20 Fund                    327,651                   21,395               (8,562)                12,833
Large Cap Growth
   Fund                              241,349                   24,816              (12,197)                12,619
Limited Fund                          58,309                   17,361               (2,870)                14,491
New Opportunities
   Fund                               43,559                    7,268                 (616)                 6,652
Select Equity Fund                   384,879                   36,234               (9,892)                26,342
Clipper Focus Fund                   566,904                   55,651               (6,352)                49,299
Focused Value Fund                    34,716                    2,215               (2,057)                   158
Large Cap Value Fund                 575,721                   24,304              (11,986)                12,318
Mid-Cap Value Fund                   422,328                   50,151              (14,888)                35,263
Small Cap Value Fund                 265,253                   46,439              (13,679)                32,760
Special Equity Fund                   22,715                    3,663               (1,078)                 2,585
Disciplined Equity
   Fund                              100,742                    5,467               (4,585)                   882
Global Technology &
   Communications
   Fund                                37,104                   3,789               (6,160)                (2,371)
REIT Fund                             85,915                   10,497                 (641)                 9,856
Strategic Small
   Company Fund                       76,396                   15,098               (4,556)                10,542
Technology &
   Communications
   Fund                               663,133                  44,649             (123,764)               (79,115)
IRA Capital
   Preservation
   Fund                              558,190                    1,416               (3,887)                (2,471)

6.  CONCENTRATIONS/RISKS

The Cash Reserves Fund invests primarily in a portfolio of money market instruments maturing in 397 days or less whose ratings are within one of the two highest ratings categories assigned by a nationally recognized statistical rating agency, or, if not rated, are believed to be of comparable quality. The ability of the issuers of the securities held by the Portfolio to meet their obligations may be affected by economic developments in a specific industry, state or region.

Certain funds invest a high percentage of their assets in specific sectors of the market, especially technology, health care, consumer non-cyclical and financial, in order to achieve a potentially greater investment return. As a result, the economic, political and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on the fund's net asset value and will cause its shares to fluctuate more than if the fund did not concentrate its investments in a particular sector. In addition, the Global Technology & Communications, REIT and Technology & Communications Funds are concentrated which means they will invest 25% or more of their net assets in specific industries in order to achieve a potentially greater investment return.

The Global Technology & Communications Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

7.  LINE OF CREDIT

Except for the PBHG Cash Reserves Fund, each Portfolio may borrow an amount up to its prospectus defined limitations, from a $500 million committed line of credit available to the Funds in the PBHG Fund Family.
Borrowings from the line of credit will bear interest at the Federal Funds Rate plus 0.50%. The PBHG Fund Family pays an annual commitment fee of 0.10% of the outstanding committed amount. Each Fund is allocated a portion of this fee based on its net assets relative to the net assets of the PBHG FundFamily. The Funds had no outstanding borrowings at March 31, 2002 or at any time during the year or period ended March 31, 2002.

Prior to the close of business December 14, 2001, the Clipper Focus, NWQ Special Equity and the Heitman Real Estate Portfolios and prior to the close of business January 11, 2002, the IRA Capital Preservation Portfolio and the Analytic Enhanced Equity Fund along with certain other portfolios of the UAM Fund Family which includes UAM Funds Trust, UAM Funds, Inc. and UAM Funds, Inc. II, collectively entered an agreement which enabled them to participate in a $100 million unsecured line of credit with several banks. Borrowings were made solely to temporarily finance the repurchase of capital shares. Interest was charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.75%. In addition, a commitment fee of 0.10% per annum (provided that for the period April 27, 2001 through July 27, 2001, such commitment fee was computed at 0.09% per annum), payable at the end of each calendar quarter, was accrued by each participating portfolio based on its average daily unused portion of its line of credit. Prior to December 14, 2001, the Clipper Focus, NWQ Special Equity and Heitman Real Estate Portfolios had no borrowings. Prior to January 11, 2002, the IRA Capital Preservation Portfolio and Analytic Enhanced Equity Fund had no borrowings.

Effective January 14, 2002, the Acquiring Funds became eligible borrowers under the PBHG Line of Credit Agreement.

8.  FUND MERGER

On February 15, 2001, the assets of the PBHG International Fund were reorganized into the Global Technology & Communications Fund. Under the Agreement and Plan of Reorganization, 910,147 shares of the PBHG International Fund were exchanged for 1,083,960 shares of the Global Technology & Communications Fund in a tax-free exchange.

The value of the PBHG International Fund on February 15, 2001 was $7,804,734, which included $49,891 in unrealized gains. Upon the business combination of such Funds on February 15, 2001, the value of the Global Technology & Communications Fund combined with the International Fund was $74,547,980.

9.  SUBSEQUENT EVENTS

On May 1, 2002, the assets of PBVI, a wholly owned subsidiary of the Adviser and the sub-adviser to the Large Cap Value, Mid-Cap Value, Small Cap Value, Focused Value and the Strategic Small Company Funds were merged into the Adviser. After this merger, the Adviser will no longer pay sub-adviser fees to PBVI. The merger will have no impact on the management of the Funds.

Effective May 1, 2002, First Union National Bank will become the Custodian of the PBHG Global Technology & Communications Fund.


                               [LOGO OMITTED] 127

            PBHG FUNDS

NOTICE TO SHAREHOLDERS (unaudited)
---------------------------------


For shareholders that do not have a March 31, 2002 tax year end, this notice is for informational purposes only. For shareholders with a March 31, 2002 tax year end, please consult your tax advisor as to the pertinance of this notice. For the fiscal year ended March 31, 2001, each portfolio is designating the following items with regard to distributions paid during the year. These designations include the impact from utilizing earnings and profits distributed to shareholders on redemption of shares which will be part of the dividends paid deduction for each fund.


                                     Long Term    Qualified
                                    (20% Rate)     5-Year       Ordinary                                              Foreign
                                   Capital Gain     Gain         Income      Tax-Exempt      Total      Qualifying       Tax
Fund                               Distribution  Distribution  Distributions  Interest   Distributions  Dividends(1)  Credit(2)
-----------------------------------------------------------------------------------------------------------------------------------

 Core Growth Fund                       0.00%       0.00%         0.00%        0.00%         0.00%         0.00%        0.00%
 Emerging Growth Fund                   0.00%       0.00%         0.00%        0.00%         0.00%         0.00%        0.00%
 Growth Fund                            0.00%       0.00%         0.00%        0.00%         0.00%         0.00%        0.00%
 Large Cap 20 Fund                      0.00%       0.00%         0.00%        0.00%         0.00%         0.00%        0.00%
 Large Cap Growth Fund                  0.00%       0.00%         0.00%        0.00%         0.00%         0.00%        0.00%
 Limited Fund                         100.00%       0.00%         0.00%        0.00%       100.00%         0.00%        0.00%
 New Opportunities Fund                 0.00%       0.00%         0.00%        0.00%         0.00%         0.00%        0.00%
 Select Equity Fund                     0.00%       0.00%         0.00%        0.00%         0.00%         0.00%        0.00%
 Clipper Focus Fund                    26.65%       0.00%        73.35%        0.00%       100.00%        84.30%        0.00%
 Focused Value Fund                     0.00%       0.00%       100.00%        0.00%       100.00%        10.29%        0.00%
 Large Cap Value Fund                   0.00%       0.00%       100.00%        0.00%       100.00%       100.00%        0.00%
 Mid-Cap Value Fund                     0.00%       0.00%         0.00%        0.00%         0.00%         0.00%        0.00%
 Small Cap Value Fund                   0.00%       0.00%         0.00%        0.00%         0.00%         0.00%        0.00%
 Special Equity Fund                    0.00%       0.00%         0.00%        0.00%         0.00%         0.00%        0.00%
 Disciplined Equity Fund                0.00%       0.00%         0.00%        0.00%         0.00%         0.00%        0.00%
 Global Technology &
   Communications Fund                  0.00%       0.00%         0.00%        0.00%         0.00%         0.00%        0.00%
 Strategic Small Company Fund           0.00%       0.00%         0.00%        0.00%         0.00%         0.00%        0.00%
 Technology &
   Communications Fund                  0.00%       0.00%         0.00%        0.00%         0.00%         0.00%        0.00%
 IRA Capital Preservation Fund          2.31%       0.00%        97.69%        0.00%       100.00%         0.00%        0.00%
 Cash Reserves Fund                     0.00%       0.00%       100.00%        0.00%       100.00%         0.00%        0.00%
===================================================================================================================================

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of "Ordinary Income Distributions".

(2) The foreign tax credit represents dividends which qualify for the foreign tax credit and is reflected as a percentage of
    "Ordinary Income Distributions".



                               [LOGO OMITTED] 128

                                          PBHG FUNDS

                                                SHAREHOLDER MEETINGS (unaudited)
                                                --------------------------------


A special meeting of the shareholders of the Heitman Real Estate Portfolio of the UAM Funds Trust was held on December 11, 2001 to vote on the following matter:

                                                                                                                    TOTAL
                                                                               FOR       AGAINST     ABSTAIN   SHARES OUTSTANDING
------------------------------------------------------------------------------------------------------------------------------------
To approve the Agreement and Plan of Reorganization for the
Heitman Real Estate Portfolio into the PBHG REIT Fund                       6,444,854    24,316       60,183       9,401,324

A special meeting of the shareholders of the Clipper Focus Portfolio of the UAM Funds Trust was held on December 14, 2001 to vote on the following matter:

                                                                                                                    TOTAL
                                                                              FOR       AGAINST      ABSTAIN   SHARES OUTSTANDING
------------------------------------------------------------------------------------------------------------------------------------
To approve the Agreement and Plan of Reorganization for the Clipper Focus
Portfolio into the PBHG Clipper Focus Fund                                  7,851,689   797,247      127,569      16,948,564



A special meeting of the shareholders of the NWQ Special Equity Portfolio of the UAM Funds, Inc. was held on December 14, 2001 to vote on the following matter:

                                                                                                                    TOTAL
                                                                              FOR       AGAINST      ABSTAIN   SHARES OUTSTANDING
------------------------------------------------------------------------------------------------------------------------------------
To approve the Agreement and Plan of Reorganization for the
NWQ Special Equity Portfolio into the PBHG Special Equity Fund                914,987        --        1,534       1,493,519



A special meeting of the shareholders of the Analytic Enhanced Equity Fund of the UAM Funds, Inc. II was held on December 14, 2001, and adjourned and reconvened on January 10, 2002, to vote on the following matter:

                                                                                                                    TOTAL
                                                                              FOR       AGAINST      ABSTAIN   SHARES OUTSTANDING
------------------------------------------------------------------------------------------------------------------------------------
To approve the Agreement and Plan of Reorganization for the Analytic
Enhanced Equity Fund into the PBHG Disciplined Equity Fund                  4,959,647   174,559      152,922      9,541,091



A special meeting of the shareholders of the IRA Capital Preservation Portfolio of the UAM Funds Trust was held on December 14, 2001, and adjourned and reconvened on January 10, 2002, to vote on the following matter:

                                                                                                                    TOTAL
                                                                              FOR       AGAINST      ABSTAIN   SHARES OUTSTANDING
------------------------------------------------------------------------------------------------------------------------------------
To approve the Agreement and Plan of Reorganization for the
IRA Capital Preservation Portfolio into the PBHG IRA Capital
Preservation Fund                                                           3,255,681    35,510       52,411       5,761,219

                               [LOGO OMITTED] 129

            PBHG FUNDS

TRUSTEES AND OFFICERS OF THE TRUST (unaudited)
---------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES*
------------------------------------------------------------------------------------------------------------------------------------

                                            TERM OF                                                      NUMBER OF
                             POSITION      OFFICE AND                                                  PORTFOLIOS IN       OTHER
                             HELD WITH     LENGTH  OF               PRINCIPAL OCCUPATION(S)          COMPLEX OVERSEEN  DIRECTORSHIPS
 NAME, ADDRESS, AND AGE      THE FUND      TIME SERVED                DURING PAST 5 YEARS                BY TRUSTEE        HELD
------------------------------------------------------------------------------------------------------------------------------------

 John R. Bartholdson          Trustee        Trustee       Chief  Financial Officer, The Triumph            31           Director,
 1255 Drummers Lane,                         since         Group, Inc. (manufacturing) since 1992.                       The Triumph
 Suite 200                                   1997                                                                        Group, Inc.
 Wayne, PA 19087                                                                                                         since 1992
 (57)
------------------------------------------------------------------------------------------------------------------------------------
 Jettie M. Edwards            Trustee        Trustee       Consultant, Syrus Associates (business and       31           Trustee,
 76 Seaview Drive,                           since         marketing consulting firm) since 1986.                        Provident
 Santa Barbara,                              1997                                                                        Investment
 California 93108                                                                                                        Counsel
 (55)                                                                                                                    Trust
                                                                                                                         (investment
                                                                                                                         company)
                                                                                                                         since 1992.
                                                                                                                         Trustee, EQ
                                                                                                                         Advisors
                                                                                                                         Trust
                                                                                                                         (investment
                                                                                                                         company)
                                                                                                                         since 1997
------------------------------------------------------------------------------------------------------------------------------------
 Albert A. Miller             Trustee        Trustee       Senior Vice President, Cherry & Webb, CWT        31           None
 7 Jennifer Drive                            since         Specialty Stores since 1995-2000, Advisor
 Holmdel, New Jersey 07733                   1997          and Secretary, the Underwoman Shoppes Inc.
 (67)                                                      (retailclothing stores) since 1980.
                                                           Merchandising Group Vice President, R.H.
                                                           Macy & Co. (retail department
                                                           stores), 1958-1995. Retired.
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
------------------------------------------------------------------------------------------------------------------------------------
 Harold J. Baxter**           Chairman of    Trustee       Chairman, Chief Executive Officer and            31           Director,
 1400 Liberty Ridge Drive     the Board and  since         Director, Pilgrim Baxter & Associates,                        Old Mutual
 Wayne, PA 19087-5593         Trustee         1997         Ltd. since 1982. Trustee, the                                 (US)
 (55)                                                      Administrator since May 1996. Chairman,                       Holdings,
                                                           Chief Executive Officer and Director,                         Inc.since
                                                           Pilgrim Baxter Value Investors, Inc.                          1996
                                                           since June 1996. Trustee, PBHG Fund
                                                           Distributors sinc January 1998.

------------------------------------------------------------------------------------------------------------------------------------
 *Trustee of the Trust until such time as his or her successor is duly elected and appointed.
**Mr. Baxter is a trustee who may be deemed to be an "interested person" of the Trust, as that term is defined in the
  1940 Act, because he is a Director of the Adviser.

------------------------------------------------------------------------------------------------------------------------------------
OFFICERS*
------------------------------------------------------------------------------------------------------------------------------------
 Gary L. Pilgrim              President      President     President and Director, Pilgrim Baxter &         N/A          N/A
 1400 Liberty Ridge Drive                    since         Associates, Ltd. since 1982. Trustee, the
 Wayne, PA 19087-5593                        1997          PBHG Fund Services since May 1996.
 (61)                                                      President and Director, Pilgrim Baxter
                                                           Value Investors, Inc. since June 1996.


------------------------------------------------------------------------------------------------------------------------------------
 Lee T. Cummings              Treasurer,     Treasurer,    Vice President, Pilgrim Baxter &                 N/A          N/A
 1400 Liberty Ridge Drive     Chief          Chief         Associates, Ltd. since 2001 and Director
 Wayne, PA 19087-5593         Financial      Financial     of Mutual Fund Operations, Pilgrim Baxter
 (38)                         Officer,       Officer,      & Associates, Ltd., 1996-2001. President,
                              Controller     Controller    PBHG Shareholder Services, Inc. since
                                             since         2001. President, PBHG Fund Distributor
                                             1997          since 1999 and Treasurer, PBHG Fund
                                                           Services, May 1996-1999. President, PBHG
                                                           Fund Services since December 1998.
                                                           Investment Accounting Officer,
                                                           Delaware Investments Funds (investment
                                                           companies), 1994-1996.
------------------------------------------------------------------------------------------------------------------------------------


                               [LOGO OMITTED] 130


                                                                                        PBHG FUNDS

------------------------------------------------------------------------------------------------------------------------------------
OFFICERS* (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

                                            TERM OF                                                      NUMBER OF
                             POSITION      OFFICE AND                                                  PORTFOLIOS IN       OTHER
                             HELD WITH     LENGTH  OF               PRINCIPAL OCCUPATION(S)          COMPLEX OVERSEEN  DIRECTORSHIPS
 NAME, ADDRESS, AND AGE      THE FUND      TIME SERVED                DURING PAST 5 YEARS                BY TRUSTEE        HELD
------------------------------------------------------------------------------------------------------------------------------------


 John M. Zerr                 Vice President Vice          Senior Vice President, Pilgrim Baxter              N/A           N/A
 1400 Liberty Ridge Drive     and Secretary  President     & Associates, Ltd. since  2001 and
 Wayne, PA 19087-5593                        and           General Counsel and Secretary, Pilgrim
 (40)                                        Secretary     Baxter & Associates, Ltd. since November
                                             since         1996. General Counsel and Secretary,
                                             1977          Pilgrim Baxter Value Investors, Inc.
                                                           since November 1996. General Counsel and
                                                           Secretary, PBHG Fund Services since
                                                           January 1998. General Counsel and Secretary,
                                                           PBHG Fund Distributors since January 1998.
                                                           Vice President and Assistant Secretary,
                                                           Delaware Management Company, Inc.
                                                           (investment adviser) and the Delaware
                                                           Investments Funds (investment companies),
                                                           1995-1996.


------------------------------------------------------------------------------------------------------------------------------------

 Meghan M. Mahon              Vice President Vice          Vice President and Assistant Secretary, Pilgrim    N/A           N/A
 1400 Liberty Ridge Drive     and Assistant  President     Baxter & Associates, Ltd. since 2001 and Senior
 Wayne, PA 19087-5593         Secretary      and           Counsel since January 2002, Counsel, Pilgrim
 (34)                                        Assistant     Baxter & Associates, Ltd. April 1998 to December
                                             Secretary     2001. Assistant Secretary, Value Investors since January
                                             since         2000, Senior Counsel since January 2002 and Counsel
                                             1998          January 2000 to December 2001. Assistant Secretary,
                                                           PBHG Fund Services since January 2000, Senior
                                                           Counsel since January 2002, Counsel January 2000 to
                                                           December 31, 2001. Vice President, Assistant
                                                           Secretary and Counsel,  Delaware Management
                                                           Company, Inc. (investment adviser) and the Delaware
                                                           Investments Funds (investment companies),
                                                           1997-1998. Associate, Drinker Biddle & Reath,
                                                           LLP (law firm) 1994-1997.


------------------------------------------------------------------------------------------------------------------------------------

Robert E. Putney, III         Vice President Vice          Vice President, Senior Legal Counsel and           N/A           N/A
1400 Liberty Ridge Drive      and Assistant  President     Assistant Secretary, Pilgrim Baxter & Associates,
Wayne, PA 19087-5593          Secretary      and           Ltd. since December 2001; Director and Senior
(42)                                         Assistant     Counsel, Merrill Lynch Investment Managers, L.P.
                                             Secretary     and Princeton Administrators, L.P. until December
                                             since         2001; Secretary of various Merrill Lynch and Mercury
                                             2002          open-end 2002 funds, as well as Somerset Exchange
                                                           Fund and The Europe Fund, Inc., until December 2001.


------------------------------------------------------------------------------------------------------------------------------------

 Brian C. Dillon              Vice President Vice          Chief Compliance Officer, Pilgrim Baxter &         N/A           N/A
 1400 Liberty Ridge Drive                    President     Associates, Ltd. since April 2001. Chief
 Wayne, PA 19087-5593                        since         Compliance Officer, Pilgrim Baxter Value
 (38)                                        2001          Investors, Inc., PBHG Fund Services and PBHG Fund
                                                           Distributors since April 2001. Vice President
                                                           and Senior Compliance Officer, Delaware Investments,
                                                           1995-2001.


------------------------------------------------------------------------------------------------------------------------------------

James R. Foggo                Vice President Vice          Vice President and Assistant Secretary of the      N/A           N/A
One Freedom Valley Road       and Assistant  President     Sub-Administrator and SEI Investments
Oaks, PA 19456                Secretary      and           Distribution Co. since 1998. Associate, Paul Weiss,
(37)                                         Assistant     Rifkind, Wharton & Garrison (law firm), 1998.
                                             Secretary     Associate, Baker & McKenzie (law firm),
                                             since         1995-1998.
                                             1999



------------------------------------------------------------------------------------------------------------------------------------

 Timothy D. Barto             Vice President Vice          Vice President and Assistant Secretary of SEI      N/A           N/A
 One Freedom Valley Road      and Assistant  President     Investments Co. and Vice President and Assistant
 Oaks, PA 19456               Secretary      and           Secretary of SEI Investments Mutual Fund
 (34)                                        Assistant     Services and SEI Investments Distribution Co.
                                             Secretary     since November 1999. Associate, Dechert Price &
                                             since         Rhoads (law firm) 1997-1999.
                                             1999
------------------------------------------------------------------------------------------------------------------------------------

*Officer of the Trust until such time as his or her successor is duly elected and qualified.

                               [LOGO OMITTED] 131

            PBHG FUNDS


                                         [This page is intentionally left
blank.]

                               [LOGO OMITTED] 132

                                                             [PBHG LOGO OMITTED]
                                                P.O. BOX 219534
                                                KANSAS CITY,MO 64121-9534

                                                Investment Adviser:
                                                PILGRIM BAXTER & ASSOCIATES,LTD.

                                                Distributor:
                                                PBHG FUND DISTRIBUTORS


This annual report is for the information of PBHG Funds shareholders, but may be used with prospective investors when preceded or accompanied by a current prospectus for PBHG Funds and a performance update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


                        1.800.433.0051           WWW.PBHGFUNDS.COM

PBHG-Annual 2002
02-252

                                                                 APPENDIX III


SEMI-ANNUAL REPORT

    SEPTEMBER 30, 2002

[GRAPHIC ART OMITTED]

THE POWER OF DISCIPLINE. THE REWARDS OF TIME.SM

[PBHG LOGO OMITTED]

PBHG FUNDS


TABLE OF CONTENTS
-----------------

Message to Shareholders .................................................................................................    1
PBHG Growth Funds
      PBHG Core Growth Fund (PBCRX) .....................................................................................    2
      PBHG Emerging Growth Fund (PBEGX) .................................................................................    6
      PBHG Growth Fund - PBHG Class (PBHGX), Advisor Class (PBGWX) ......................................................    9
      PBHG Large Cap 20 Fund - PBHG Class (PLCPX), Advisor Class (PLTAX) ................................................   13
      PBHG Large Cap Growth Fund - PBHG Class (PBHLX), Advisor Class (PBLAX) ............................................   15
      PBHG Limited Fund (PBLDX) .........................................................................................   19
      PBHG New Opportunities Fund (PBNOX) ...............................................................................   22
      PBHG Select Equity Fund (PBHEX) ...................................................................................   25
PBHG Value Funds
      PBHG Clipper Focus Fund (PBFOX) ...................................................................................   28
      PBHG Focused Value Fund (PBFVX) ...................................................................................   31
      PBHG Large Cap Value Fund - PBHG Class (PLCVX), Advisor Class (PBLVX) .............................................   34
      PBHG Mid-Cap Value Fund - PBHG Class (PBMCX), Advisor Class (PMCAX) ...............................................   37
      PBHG Small Cap Value Fund - PBHG Class (PBSVX), Advisor Class (PVAAX) .............................................   42
      PBHG Special Equity Fund (PBNPX) ..................................................................................   47
PBHG Specialty Funds
      PBHG Disciplined Equity Fund (PBDEX) ..............................................................................   51
      PBHG Global Technology & Communications Fund (PBGTX) ..............................................................   55
      PBHG REIT Fund - PBHG Class (PBRTX), Advisor Class (PBRAX) ........................................................   59
      PBHG Strategic Small Company Fund - PBHG Class (PSSCX), Advisor Class (PBSSX) .....................................   61
      PBHG Technology & Communications Fund - PBHG Class (PBTCX), Advisor Class (PTNAX) .................................   68
PBHG FIXED INCOME Funds
      PBHG IRA Capital Preservation Fund - PBHG Class (PBCPX), Advisor Class (PACPX) ....................................   71
PBHG money market Funds
      PBHG Cash Reserves Fund (PBCXX) ...................................................................................   76

Statements of Assets and Liabilities ....................................................................................   79
Statements of Operations ................................................................................................   80
Statements of Changes in Net Assets .....................................................................................   84
Financial Highlights ....................................................................................................   91
Notes to Financial Statements ...........................................................................................   96
Trustees and Officers of the Trust ......................................................................................  103


                                                                      PBHG FUNDS

                                                         MESSAGE TO SHAREHOLDERS

Dear Fellow Shareholders:

   The six months ended September 30, 2002 were difficult ones for equity investors. At the onset of the period, the string of accounting improprieties and corporate malfeasance cast a shadow on the market, dampening investor sentiment. The outlook for the macro-economic environment remained cloudy throughout the period, as investors continued to grapple with conflicting signals regarding the state of the recovery. Several rays of light did manage to shine through. Led by inventory adjustments, strong first quarter 2002 Gross Domestic Product (GDP) growth was announced in April, which at 6.1% came in higher than originally estimated by the Commerce Department. Manufacturing also saw marked improvements in April, May and June, as exports benefited from the weaker dollar.

   Unfortunately, many of the improvements that began to emerge in the spring evaporated in the summer months. Concerns regarding the strength of the economic recovery and growing geo-political events created a treacherous environment for most asset classes during July through September. Second quarter 2002 GDP growth, while positive, was anemic. And while the Commerce Department reported that third quarter 2002 GDP grew at an annual rate of 3.1%, this growth was below earlier expectations. While August was mild, stormy volatility and gloomy performance in July and September were enough to send investors packing. We believe excessive uncertainty has been the driving force behind the market's poor showing. While the Federal Reserve opted to keep interest rates unchanged throughout the past six months, the inconsistent economic data and uneven recovery did not go unnoticed. Two opposing votes at September's FOMC meeting - something that according to Fed meeting minutes has not happened since 1998 - suggests that an additional rate cut may be forthcoming.

   Talk of a "double-dip" recession has been persistent throughout the period, referring to a return to economic decline following one or more quarters of growth. Most economists still see this as unlikely, although sluggish growth, faltering consumer sentiment, and a weakening job market have raised concerns among their ranks. Additionally, corporate spending has remained stagnant, doing little to shake the economy from its doldrums. We believe deflationary pressures have been partly to blame, impairing pricing power and profitability.

   Falling mortgage rates during the period kept the refinancing wave rolling, which in our opinion should help to sustain the consumer and offset some of the effects of rising oil prices. Although consumer sentiment showed steady declines, both consumer confidence and employment can be lagging indicators. Even after the economy has bottomed, it can take several months for corporations to create new jobs. This in turn can keep consumer sentiment suppressed. While the economy does appear to be staging a recovery, albeit a fragile one, many experts believe the pace of this growth simply has not been fast enough to build new jobs, strengthen confidence, or inspire business spending. What we would like to see happen in the short term is a lessening in the current, pervasive uncertainty. Investors need greater assurance regarding domestic issues, such as the economy, and global ones, primarily the situation with Iraq, before the market can stage a sustained rebound.

   For the six months ended September 30, 2002, the major averages finished in negative territory. The Dow Jones Industrial Average fell 27.03% and the S&P 500 Index retreated 28.36%. The tech-heavy Nasdaq Composite Index dropped 36.36%, as technology fundamentals and corporate IT spending remained extremely weak. Consistent with broad market returns, performance for most of the PBHG Funds was negative for the period. Many of our funds struggled against the tremendous selling pressure on equities and overwhelming investor preference for perceived safer investments.

   While economic uncertainty, extreme volatility, and geo-political tensions could keep equities under pressure, we have several reasons to believe now is a better time to be buying stocks than selling. Harsh market conditions during the last six months moved many stocks into attractive territory from a valuation standpoint. Furthermore, accommodative monetary policy, low interest rates and low inflation have generally led to price/earnings ratio expansion. Flagging investor sentiment could suggest we are approaching the bottom. With bond yields at historic lows, investors are simply waiting for some good reasons to turn their interest back to stocks. The market's recent short rallies suggest that stocks are poised to go higher on signs of positive news. All of these factors hint at an improved outlook for equity investing. We believe, however, that growth will be selective and volatility will remain a factor. It is our view that current conditions will favor active management over passive investing. Accordingly, we remain confident in the disciplined processes we use in our search for investment in quality companies with promising business prospects. Thank you for your continued investment.

Sincerely,

/s/Harold J. Baxter                     /s/Gary L. Pilgrim, CFA

Harold J. Baxter    [PHOTO OMITTED]    Gary L. Pilgrim, CFA      [PHOTO OMITTED]
CHAIRMAN                               PRESIDENT
PBHG FUNDS                             PBHG FUNDS

PBHG FUNDS
PBHG CORE GROWTH FUND (UNAUDITED)

PBHG CORE GROWTH FUND PBCRX

INVESTMENT FOCUS
STYLE

MARKET CAPITALIZATION

          VALUE     BLEND    GROWTH
------------------------------------------
Large
------------------------------------------
Medium                         X
------------------------------------------
Small
------------------------------------------
Source: Pilgrim Baxter & Associates, Ltd.

                                                    AVERAGE ANNUAL TOTAL RETURN1
                                                        AS OF SEPTEMBER 30, 2002

                                                  One          Annualized       Annualized        Annualized
                                     6           Year            3 Year           5 Year           Inception
                                  Months2       Return           Return           Return           to Date3
---------------------------------------------------------------------------------------------------------------------------
  PBHG Core Growth Fund          (25.32)%      (18.76)%         (19.43)%          (7.77)%           (2.20)%
---------------------------------------------------------------------------------------------------------------------------

            COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE PBHG CORE GROWTH FUND1 VERSUS THE
                        RUSSELL MIDCAP(R)GROWTH INDEX AND THE LIPPER MULTI-CAP GROWTH FUNDS AVERAGE

                                      [LINE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

                                 PBHG Core                                Russell Mid-Cap               Lipper Multi-Cap Growth
                                Growth Fund                                Growth Index                  Funds Classification
12/31/95                         $10,000                                     $10,000                             $10,000
1/31/96                           10,590                                      10,177                              10,077
2/29/96                           11,450                                      10,562                              10,446
3/31/96                           11,820                                      10,645                              10,552
4/30/96                           13,310                                      11,159                              11,174
5/31/96                           14,230                                      11,387                              11,561
6/30/96                           13,800                                      11,043                              11,189
7/31/96                           12,040                                      10,186                              10,210
8/31/96                           13,000                                      10,736                              10,735
9/30/96                           14,200                                      11,418                              11,512
10/31/96                          13,410                                      11,284                              11,375
11/30/96                          13,740                                      11,949                              11,905
12/31/96                          13,280                                      11,748                              11,709
1/31/97                           13,300                                      12,268                              12,316
2/28/97                           11,690                                      11,997                              11,728
3/31/97                           10,340                                      11,319                              11,021
4/30/97                           10,200                                      11,597                              11,260
5/31/97                           11,680                                      12,636                              12,385
6/30/97                           12,230                                      12,986                              12,849
7/31/97                           12,990                                      14,228                              14,065
8/31/97                           12,480                                      14,090                              13,791
9/30/97                           12,890                                      14,803                              14,716
10/31/97                          12,280                                      14,062                              14,054
11/30/97                          11,910                                      14,209                              14,012
12/31/97                          11,990                                      14,396                              14,086
1/31/98                           11,470                                      14,137                              14,097
2/28/98                           12,830                                      15,466                              15,302
3/31/98                           13,530                                      16,114                              16,101
4/30/98                           13,620                                      16,333                              16,315
5/31/98                           12,540                                      15,661                              15,580
6/30/98                           13,560                                      16,104                              16,517
7/31/98                           12,540                                      15,414                              16,048
8/31/98                            9,680                                      12,472                              13,206
9/30/98                           10,790                                      13,416                              14,384
10/31/98                          10,520                                      14,403                              15,101
11/30/98                          11,260                                      15,375                              16,369
12/31/98                          12,880                                      16,967                              18,526
1/31/99                           13,420                                      17,476                              19,864
2/28/99                           12,670                                      16,621                              18,742
3/31/99                           14,060                                      17,547                              20,117
4/30/99                           14,160                                      18,347                              20,602
5/31/99                           13,890                                      18,111                              20,186
6/30/99                           15,530                                      19,375                              21,706
7/31/99                           15,560                                      18,758                              21,350
8/31/99                           16,300                                      18,563                              21,581
9/30/99                           16,450                                      18,405                              21,755
10/31/99                          17,990                                      19,828                              23,418
11/30/99                          20,130                                      21,882                              25,790
12/31/99                          25,450                                      25,671                              30,579
1/31/2000                         25,140                                      25,665                              29,863
2/29/2000                         34,490                                      31,061                              35,227
3/31/2000                         30,250                                      31,093                              34,765
4/30/2000                         25,710                                      28,075                              31,459
5/31/2000                         23,230                                      26,028                              29,213
6/30/2000                         29,900                                      28,790                              32,537
7/31/2000                         27,850                                      26,967                              31,600
8/31/2000                         33,470                                      31,034                              35,253
9/30/2000                         31,710                                      29,517                              33,470
10/31/2000                        26,200                                      27,497                              30,889
11/30/2000                        18,810                                      21,522                              25,548
12/31/2000                        20,089                                      22,655                              26,018
1/31/2001                         20,588                                      23,949                              26,833
2/28/2001                         15,015                                      19,806                              22,459
3/31/2001                         12,144                                      16,972                              19,813
4/30/2001                         14,720                                      19,801                              22,250
5/31/2001                         14,482                                      19,708                              22,001
6/30/2001                         14,584                                      19,718                              21,643
7/31/2001                         13,585                                      18,388                              20,502
8/31/2001                         12,189                                      17,056                              18,714
9/30/2001                         10,589                                      14,237                              16,158
10/31/2001                        11,202                                      15,733                              17,198
11/30/2001                        12,076                                      17,427                              18,937
12/31/2001                        12,303                                      18,090                              19,236
1/31/2002                         11,849                                      17,502                              18,671
2/28/2002                         10,941                                      16,510                              17,545
3/31/2002                         11,520                                      17,770                              18,506
4/30/2002                         11,361                                      16,829                              17,409
5/31/2002                         10,918                                      16,327                              16,873
6/30/2002                         10,135                                      14,525                              15,353
7/31/2002                          9,170                                      13,114                              14,017
8/31/2002                          9,034                                      13,068                              13,937
9/30/2002                          8,603                                      12,030                              12,854

1 Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund's investment in technology companies involves the risk of volatility. Products of technology companies may be subject to severe competition and rapid obsolescence. Securities of small and medium companies involve greater risk and price volatility than larger, more established companies. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.
2 The six month return has not been annualized.
3 The PBHG Core Growth Fund commenced operations on December 29, 1995.
4 The Russell Midcap(R) Growth Index is an unmanaged index comprised of those securities in the Russell 1000(R) Index with a higher price to book ratio and higher forecasted growth values. The Index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.
5 The Lipper Multi-Cap Growth Funds Average represents the average performance of 430 mutual funds classified by Lipper, Inc. in the Multi-Cap Growth category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. The Average is not intended to imply the Fund's past or future performance. A direct investment in the Average is not possible. The chart assumes $10,000 invested in the Lipper Multi-Cap Growth Funds Average at that month's end, December 31, 1995.

SECTOR WEIGHTINGS AT SEPTEMBER 30, 2002

[PIE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

Consumer Cyclical                   17%
Consumer Non-Cyclical                7%
Financial                            6%
Health Care                         28%
Industrial                          10%
Services                            17%
Technology                          15%

% of Total Portfolio Investments in Common Stock


TOP TEN HOLDINGS AT SEPTEMBER 30, 2002*

Anheuser-Busch                                    3.7%
Apollo Group, Cl A                                3.6%
Corinthian Colleges                               3.3%
Lockheed Martin                                   3.0%
Dell Computer                                     2.9%
Microsoft                                         2.9%
L-3 Communications Holdings                       2.4%
Express Scripts, Cl A                             2.4%
Electronic Arts                                   2.4%
Career Education                                  2.3%
--------------------------------------------------------------------------------
Total Top Ten Holdings                           28.9%

*As a % of Common Stock

                                                                      PBHG FUNDS

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2002 (UNAUDITED)

 PBHG CORE GROWTH FUND PBCRX

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 98.2%
CONSUMER CYCLICAL -- 16.4%
APPAREL MANUFACTURERS -- 0.6%
Coach*                                  8,800   $         225
                                                -------------
                                                          225
--------------------------------------------------------------------------------
ENTERTAINMENT SOFTWARE -- 3.5%
Activision*                            18,500             443
Electronic Arts*                       13,000             857
                                                -------------
                                                        1,300
--------------------------------------------------------------------------------
MOTORCYCLE/MOTOR SCOOTER -- 2.1%
Harley-Davidson                        16,500             766
                                                -------------
                                                          766
--------------------------------------------------------------------------------
RETAIL-ARTS & CRAFTS -- 1.4%
Michaels Stores*                       11,500             526
                                                -------------
                                                          526
--------------------------------------------------------------------------------
RETAIL-AUTO PARTS -- 0.8%
O'Reilly Automotive*                    9,800             281
                                                -------------
                                                          281
--------------------------------------------------------------------------------
RETAIL-BEDDING -- 1.0%
Bed Bath & Beyond*                     11,100             362
                                                -------------
                                                          362
--------------------------------------------------------------------------------
RETAIL-COMPUTER EQUIPMENT -- 0.5%
CDW Computer Centers*                   4,300             182
                                                -------------
                                                          182
--------------------------------------------------------------------------------
RETAIL-DISCOUNT -- 0.8%
Wal-Mart Stores                         5,700             281
                                                -------------
                                                          281
--------------------------------------------------------------------------------
RETAIL-DRUG STORE -- 1.5%
Walgreen                               17,400             535
                                                -------------
                                                          535
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 3.7%
Brinker International*                  7,200             186
Cheesecake Factory*                    12,300             367
Darden Restaurants                     11,800             286
Sonic*                                 21,550             498
                                                -------------
                                                        1,337
--------------------------------------------------------------------------------
RETAIL-VARIETY STORE -- 0.5%
99 Cents Only Stores*                   9,600             199
                                                -------------
                                                          199
                                                -------------
TOTAL CONSUMER CYCLICAL (COST $6,303)                   5,994
                                                -------------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 6.5%
BREWERY -- 3.7%
Anheuser-Busch                         26,500           1,341
                                                -------------
                                                        1,341
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
FOOD-RETAIL -- 1.3%
Whole Foods Market*                    11,500   $         492
                                                -------------
                                                          492
--------------------------------------------------------------------------------
FOOD-WHOLESALE/DISTRIBUTION -- 1.5%
Performance Food Group*                16,100             547
                                                -------------
                                                          547
                                                -------------
TOTAL CONSUMER NON-CYCLICAL (COST $2,355)               2,380
                                                -------------
--------------------------------------------------------------------------------
FINANCIAL -- 6.2%
COMMERCIAL BANKS-CENTRAL US -- 1.7%
Associated Banc-Corp                    9,400             298
TCF Financial                           7,400             313
                                                -------------
                                                          611
--------------------------------------------------------------------------------
COMMERCIAL BANKS-EASTERN US -- 2.4%
Commerce Bancorp                       10,400             432
North Fork Bancorporation              12,100             458
                                                -------------
                                                          890
--------------------------------------------------------------------------------
S&L/THRIFTS-EASTERN US -- 2.1%
Independence Community Bank            14,700             369
New York Community Bancorp             14,300             403
                                                -------------
                                                          772
                                                -------------
TOTAL FINANCIAL (COST $2,486)                           2,273
                                                -------------
--------------------------------------------------------------------------------
HEALTH CARE -- 27.1%
DENTAL SUPPLIES & EQUIPMENT -- 2.2%
Dentsply International                  8,300             333
Patterson Dental*                       9,000             461
                                                -------------
                                                          794
--------------------------------------------------------------------------------
HEALTH CARE COST CONTAINMENT -- 1.8%
Caremark Rx*                           26,100             444
First Health Group*                     7,900             214
                                                -------------
                                                          658
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 2.3%
Varian Medical Systems*                19,300             830
                                                -------------
                                                          830
--------------------------------------------------------------------------------
MEDICAL STERILIZING PRODUCTS -- 0.8%
Steris*                                12,200             304
                                                -------------
                                                          304
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 1.8%
Amgen*                                 11,100             463
Idec Pharmaceuticals*                   4,500             187
                                                -------------
                                                          650
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 2.0%
Forest Laboratories*                    8,900             730
                                                -------------
                                                          730
--------------------------------------------------------------------------------

PBHG FUNDS


STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of September 30, 2002 (UNAUDITED)

 PBHG CORE GROWTH FUND PBCRX

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
MEDICAL-HMO -- 5.8%
Coventry Health Care*                  13,400   $         435
Mid Atlantic Medical Services*         17,400             630
UnitedHealth Group                      8,500             741
WellPoint Health Networks*              4,200             308
                                                -------------
                                                        2,114
--------------------------------------------------------------------------------
MEDICAL-HOSPITALS -- 6.0%
Community Health Systems*              24,000             639
HCA                                     6,900             329
LifePoint Hospitals*                   16,000             499
Triad Hospitals*                       14,100             535
United Surgical Partners International* 9,700             214
                                                -------------
                                                        2,216
--------------------------------------------------------------------------------
PHARMACY SERVICES -- 3.8%
Accredo Health*                        11,100             529
Express Scripts, Cl A*                 16,000             872
                                                -------------
                                                        1,401
--------------------------------------------------------------------------------
THERAPEUTICS -- 0.6%
Gilead Sciences*                        6,500             218
                                                -------------
                                                          218
                                                -------------
TOTAL HEALTH CARE (COST $9,617)                         9,915
                                                -------------
--------------------------------------------------------------------------------
INDUSTRIAL -- 10.1%
AEROSPACE/DEFENSE -- 2.9%
Lockheed Martin                        16,500           1,067
                                                -------------
                                                        1,067
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE-EQUIPMENT -- 1.8%
Alliant Techsystems*                    9,450             655
                                                -------------
                                                          655
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS-- 0.8%
Gentex*                                10,700             291
                                                -------------
                                                          291
--------------------------------------------------------------------------------
ELECTRONICS-MILITARY -- 2.4%
L-3 Communications Holdings*           16,700             880
                                                -------------
                                                          880
--------------------------------------------------------------------------------
HAZARDOUS WASTE DISPOSAL -- 1.4%
Stericycle*                            15,500             526
                                                -------------
                                                          526
--------------------------------------------------------------------------------
NON-HAZARDOUS WASTE DISPOSAL -- 0.8%
Waste Connections*                      8,200             285
                                                -------------
                                                          285
                                                -------------
TOTAL INDUSTRIAL (COST $3,342)                          3,704
                                                -------------
--------------------------------------------------------------------------------
SERVICES -- 16.7%
COMMERCIAL SERVICES -- 2.2%
ChoicePoint*                           22,500             802
                                                -------------
                                                          802
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 3.8%
Affiliated Computer Services*          13,500   $         574
CACI International*                    19,200             681
Manhattan Associates*                  10,100             137
MicroStrategy*                              1              --
                                                -------------
                                                        1,392
--------------------------------------------------------------------------------
CONSULTING SERVICES -- 0.9%
Corporate Executive Board*             11,400             325
                                                -------------
                                                          325
--------------------------------------------------------------------------------
SCHOOLS -- 9.8%
Apollo Group, Cl A*                    30,100           1,307
Career Education*                      17,400             835
Corinthian Colleges*                   31,000           1,170
Education Management*                   6,300             279
                                                -------------
                                                        3,591
                                                -------------
TOTAL SERVICES (COST $4,827)                            6,110
                                                -------------
--------------------------------------------------------------------------------
TECHNOLOGY -- 15.2%
APPLICATIONS SOFTWARE -- 3.1%
Mercury Interactive*                    5,600              96
Microsoft*                             23,600           1,032
                                                -------------
                                                        1,128
--------------------------------------------------------------------------------
COMPUTERS -- 2.9%
Dell Computer*                         44,600           1,049
                                                --------------
                                                        1,049
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 0.5%
Documentum*                            16,700             193
                                                -------------
                                                          193
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 3.2%
Intersil*                              15,000             194
Microchip Technology*                  35,100             718
QLogic*                                 9,600             250
                                                -------------
                                                        1,162
--------------------------------------------------------------------------------
INTERNET SECURITY -- 1.9%
Symantec*                              21,100             710
                                                -------------
                                                          710
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS-- 0.6%
Integrated Circuit Systems*            15,000             235
                                                -------------
                                                          235
--------------------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 1.5%
Nokia Oyj ADR                          40,700             539
                                                -------------
                                                          539
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 1.5%
Qualcomm*                              19,300             533
                                                -------------
                                                          533
                                                -------------
TOTAL TECHNOLOGY (COST $6,230)                          5,549
                                                -------------
TOTAL COMMON STOCK (COST $35,160)                      35,925
                                                -------------
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2002 (UNAUDITED)

 PBHG CORE GROWTH FUND PBCRX

                                       Face            Market
Description                        Amount (000)      Value (000)
--------------------------------------------------------------------------------
CONVERTIBLE BOND -- 0.1%
MicroStrategy, Series A
   7.500%, 06/24/07                   $   132   $          27
                                                -------------
                                                           27
                                                -------------
TOTAL CONVERTIBLE BOND (COST $0)                           27
                                                -------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.0%
Morgan Stanley
   1.83%, dated 09/30/02, matures
   10/01/02, repurchase price $1,459,161
   (collateralized by U.S. Government
   Obligations: total market value
   $1,488,270) (A)                      1,459           1,459
                                                -------------
TOTAL REPURCHASE AGREEMENT (COST $1,459)                1,459
                                                -------------
TOTAL INVESTMENTS-- 102.3% (COST $36,619)              37,411
                                                -------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET-- (2.3)%
Receivable for Investment Securities Sold                 440
Payable for Administrative Fees                            (5)
Payable for Investment Advisory Fees                      (21)
Payable for Investment Securities Purchased            (1,017)
Other Assets and Liabilities, Net                        (248)
                                                -------------
TOTAL OTHER ASSETS AND LIABILITIES, NET                  (851)
                                                -------------
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of PBHG Class ($0.001 par value)
   based on 4,824,758 outstanding shares
   of common stock                                    113,878
Accumulated net investment loss                          (268)
Accumulated net realized loss on investments          (77,842)
Unrealized appreciation on investments                    792
                                                -------------
TOTAL NET ASSETS-- 100.0%                       $      36,560
                                                =============
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE-- PBHG CLASS                         $7.58
                                                        =====
* Non-income producing security.
(A) -- Tri-party repurchase agreement
ADR -- American Depositary Receipt
Cl -- Class


The accompanying notes are an integral part of the financial statements.

PBHG FUNDS
PBHG EMERGING GROWTH FUND (UNAUDITED)
 PBHG EMERGING GROWTH FUND PBEGX


INVESTMENT FOCUS
STYLE

MARKET CAPITALIZATION

          VALUE     BLEND    GROWTH
------------------------------------------
Large
------------------------------------------
Medium
------------------------------------------
Small                          X
------------------------------------------
Source: Pilgrim Baxter & Associates, Ltd.

                                                    AVERAGE ANNUAL TOTAL RETURN1
                                                      AS OF SEPTEMBER 30, 2002

                                                  One        Annualized    Annualized       Annualized
                                     6           Year          3 Year        5 Year          Inception
                                  Months2       Return         Return        Return          to Date3
---------------------------------------------------------------------------------------------------------------------------
  PBHG Emerging Growth Fund      (47.22)%      (39.78)%       (29.86)%      (20.51)%          (0.07)%
---------------------------------------------------------------------------------------------------------------------------

              COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE PBHG EMERGING GROWTH FUND1
                 VERSUS THE RUSSELL 2000(R) GROWTH INDEX AND THE LIPPER SMALL-CAP GROWTH FUNDS AVERAGE

                                      [LINE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

                                 PBHG Emerging                          Russell 2000                  Lipper Small Cap Growth
                                  Growth Fund                           Growth Index                   Funds Classification
6/14/93                               $10,000                               $10,000                         10,000
6/30/93                                10,120                                11,413                         10,000
7/31/93                                10,320                                11,527                         10,071
8/31/93                                11,440                                12,079                         10,613
9/30/93                                12,650                                12,478                         11,055
10/31/93                               13,220                                12,839                         11,192
11/30/93                               12,480                                12,319                         10,767
12/31/93                               13,258                                12,806                         11,288
1/31/94                                13,800                                13,146                         11,603
2/28/94                                14,244                                13,089                         11,587
3/31/94                                13,258                                12,285                         10,906
4/30/94                                13,420                                12,303                         10,899
5/31/94                                13,008                                12,028                         10,641
6/30/94                                12,152                                11,514                         10,103
7/31/94                                12,520                                11,678                         10,280
8/31/94                                13,854                                12,535                         11,013
9/30/94                                14,797                                12,587                         11,132
10/31/94                               15,816                                12,721                         11,364
11/30/94                               15,621                                12,207                         10,984
12/31/94                               16,411                                12,494                         11,238
1/31/95                                15,704                                12,240                         11,055
2/28/95                                16,324                                12,805                         11,530
3/31/95                                17,497                                13,179                         11,928
4/30/95                                17,878                                13,377                         12,045
5/31/95                                17,976                                13,553                         12,216
6/30/95                                19,617                                14,487                         13,120
7/31/95                                21,584                                15,616                         14,260
8/31/95                                21,834                                15,808                         14,438
9/30/95                                22,627                                16,134                         14,858
10/31/95                               21,942                                15,340                         14,417
11/30/95                               23,257                                16,018                         14,968
12/31/95                               24,361                                16,372                         15,207
1/31/96                                23,780                                16,237                         15,096
2/29/96                                25,136                                16,977                         15,859
3/31/96                                26,275                                17,313                         16,364
4/30/96                                30,079                                18,642                         17,937
5/31/96                                31,457                                19,598                         18,857
6/30/96                                29,509                                18,325                         17,967
7/31/96                                25,443                                16,088                         16,160
8/31/96                                27,448                                17,279                         17,241
9/30/96                                29,999                                18,168                         18,344
10/31/96                               28,404                                17,385                         17,735
11/30/96                               28,347                                17,868                         18,104
12/31/96                               28,522                                18,216                         18,318
1/31/97                                28,817                                18,671                         18,783
2/28/97                                24,603                                17,544                         17,622
3/31/97                                22,672                                16,306                         16,441
4/30/97                                21,601                                16,117                         16,226
5/31/97                                25,874                                18,540                         18,475
6/30/97                                27,357                                19,168                         19,556
7/31/97                                28,216                                20,150                         20,874
8/31/97                                28,522                                20,755                         21,250
9/30/97                                31,289                                22,411                         22,986
10/31/97                               28,687                                21,065                         21,841
11/30/97                               27,616                                20,563                         21,424
12/31/97                               27,475                                20,575                         21,542
1/31/98                                27,145                                20,300                         21,234
2/28/98                                29,111                                22,092                         22,996
3/31/98                                30,406                                23,019                         24,167
4/30/98                                30,618                                23,160                         24,386
5/31/98                                27,899                                21,478                         22,777
6/30/98                                28,758                                21,697                         23,324
7/31/98                                26,321                                19,885                         21,721
8/31/98                                21,401                                15,295                         17,099
9/30/98                                23,296                                16,846                         18,375
10/31/98                               23,013                                17,724                         19,119
11/30/98                               24,826                                19,099                         20,757
12/31/98                               28,300                                20,828                         22,993
1/31/99                                28,394                                21,764                         23,584
2/28/99                                25,098                                19,773                         21,496
3/31/99                                24,353                                20,478                         22,515
4/30/99                                23,762                                22,286                         23,526
5/31/99                                24,790                                22,321                         23,755
6/30/99                                27,579                                23,497                         25,966
7/31/99                                26,929                                22,771                         25,932
8/31/99                                26,669                                21,919                         25,616
9/30/99                                28,784                                22,342                         26,262
10/31/99                               30,699                                22,914                         27,766
11/30/99                               34,007                                25,337                         31,240
12/31/99                               41,981                                29,803                         36,882
1/31/2000                              40,339                                29,525                         36,531
2/29/2000                              53,650                                36,395                         45,584
3/31/2000                              49,029                                32,569                         43,255
4/30/2000                              42,901                                29,281                         38,518
5/31/2000                              37,691                                26,717                         35,348
6/30/2000                              47,522                                30,168                         41,209
7/31/2000                              43,244                                27,583                         38,514
8/31/2000                              50,353                                30,484                         42,978
9/30/2000                              47,595                                28,970                         41,392
10/31/2000                             40,425                                26,618                         38,602
11/30/2000                             29,859                                21,785                         31,931
12/31/2000                             31,394                                23,118                         34,655
1/31/2001                              31,182                                24,989                         35,546
2/28/2001                              24,729                                21,564                         30,790
3/31/2001                              21,105                                19,603                         27,862
4/30/2001                              25,707                                22,003                         31,219
5/31/2001                              24,914                                22,513                         31,900
6/30/2001                              25,152                                23,127                         32,818
7/31/2001                              22,758                                21,154                         30,912
8/31/2001                              20,537                                19,833                         29,051
9/30/2001                              16,490                                16,633                         24,574
10/31/2001                             18,381                                18,233                         26,584
11/30/2001                             20,497                                19,755                         28,647
12/31/2001                             21,172                                20,985                         30,409
1/31/2002                              20,114                                20,238                         29,451
2/28/2002                              16,980                                18,928                         27,478
3/31/2002                              18,818                                20,574                         29,610
4/30/2002                              16,834                                20,128                         28,763
5/31/2002                              15,353                                18,951                         27,331
6/30/2002                              13,555                                17,344                         25,338
7/31/2002                              11,743                                14,679                         21,738
8/31/2002                              11,306                                14,672                         21,740
9/30/2002                               9,931                                13,612                         20,331


1 Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund's investment in technology companies involves the risk of volatility. Products of technology companies may be subject to severe competition and rapid obsolescence. Securities of smaller companies involve greater risk and price volatility than larger, more established companies. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.
2 The six month return has not been annualized.
3 The PBHG Emerging Growth Fund commenced operations on June 14, 1993.
4 The Russell 2000(R) Growth Index is an unmanaged index comprised of those securities in the Russell 2000(R) Index with a greater-than-average growth orientation. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.
5 The Lipper Small-Cap Growth Funds Average represents the average performance of 459 mutual funds classified by Lipper, Inc. in the Small-Cap Growth category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. The Average is not intended to imply the Fund's past or future performance. A direct investment in the Average is not possible. The chart assumes $10,000 invested in the Lipper Small-Cap Growth Funds Average at that month's end, June 30, 1993.

SECTOR WEIGHTINGS AT SEPTEMBER 30, 2002

[PIE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

Consumer Cyclical                          18%
Consumer Non-Cyclical                       2%
Health Care                                13%
Industrial                                  2%
Services                                   26%
Technology                                 39%

% of Total Portfolio Investments in Common Stock


TOP TEN HOLDINGS AT SEPTEMBER 30, 2002*

Corinthian Colleges                               3.9%
Corporate Executive Board                         3.9%
Career Education                                  3.7%
NetScreen Technologies                            3.3%
Medicis Pharmaceutical, Cl A                      3.2%
Silicon Laboratories                              3.2%
Accredo Health                                    3.1%
Integrated Circuit Systems                        3.1%
Quest Software                                    2.8%
Marvell Technology Group                          2.6%
-------------------------------------------------------------------------------
Total Top Ten Holdings                           32.8%

*As a % of Common Stock

                                                                      PBHG FUNDS

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2002 (UNAUDITED)

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 89.7%
CONSUMER CYCLICAL -- 16.3%
APPAREL MANUFACTURERS -- 1.2%
Coach*                                 94,600   $       2,422
                                                -------------
                                                        2,422
--------------------------------------------------------------------------------
ENTERTAINMENT SOFTWARE -- 2.9%
Activision*                           129,800           3,106
Take-Two Interactive Software*         53,400           1,549
THQ*                                   45,000             936
                                                -------------
                                                        5,591
--------------------------------------------------------------------------------
RADIO -- 2.9%
Emmis Communications*                 139,000           2,641
Radio One*                            184,900           3,049
                                                -------------
                                                        5,690
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 2.0%
AnnTaylor Stores*                      87,900           2,024
HOT Topic*                            106,400           1,919
                                                -------------
                                                        3,943
--------------------------------------------------------------------------------
RETAIL-COMPUTER EQUIPMENT -- 1.3%
Electronics Boutique Holdings*         91,400           2,509
                                                -------------
                                                        2,509
--------------------------------------------------------------------------------
RETAIL-MAIL ORDER -- 1.9%
J Jill Group*                         146,600           2,554
Sharper Image*                         58,300           1,114
                                                -------------
                                                        3,668
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 3.7%
Krispy Kreme Doughnuts*                97,700           3,054
PF Chang's China Bistro*               74,300           2,157
Rare Hospitality International*        83,500           1,955
                                                -------------
                                                        7,166
--------------------------------------------------------------------------------
TOYS -- 0.4%
Leapfrog Enterprises*                  37,300             705
                                                -------------
                                                          705
                                                -------------
TOTAL CONSUMER CYCLICAL (COST $31,087)                 31,694
                                                -------------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 2.0%
FOOD-RETAIL -- 2.0%
Whole Foods Market*                    94,200           4,036
                                                -------------
                                                        4,036
                                                -------------
TOTAL CONSUMER NON-CYCLICAL (COST $2,225)               4,036
                                                -------------
--------------------------------------------------------------------------------
HEALTH CARE -- 11.7%
MEDICAL INSTRUMENTS -- 0.9%
Advanced Neuromodulation Systems*      50,700           1,687
                                                -------------
                                                        1,687
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 3.9%
Charles River Laboratories
  International*                      105,300    $      4,133
Martek Biosciences*                   208,100           3,409
                                                -------------
                                                        7,542
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 2.9%
Medicis Pharmaceutical, Cl A*         138,850           5,675
                                                -------------
                                                        5,675
--------------------------------------------------------------------------------
MEDICAL-GENERIC DRUGS -- 1.2%
Eon Labs*                             108,500           2,341
                                                -------------
                                                        2,341
--------------------------------------------------------------------------------
PHARMACY SERVICES -- 2.8%
Accredo Health*                       115,100           5,488
                                                -------------
                                                        5,488
                                                -------------
TOTAL HEALTH CARE (COST $18,124)                       22,733
                                                -------------
--------------------------------------------------------------------------------
INDUSTRIAL -- 1.5%
ELECTRONIC COMPONENTS-MISCELLANEOUS-- 0.5%
Benchmark Electronics*                 44,800             943
                                                -------------
                                                          943
--------------------------------------------------------------------------------
LASERS-SYSTEMS/COMPONENTS -- 1.0%
Cymer*                                104,500           1,948
                                                -------------
                                                        1,948
                                                -------------
TOTAL INDUSTRIAL (COST $4,261)                          2,891
                                                -------------
--------------------------------------------------------------------------------
SERVICES -- 23.3%
ADVERTISING SERVICES -- 1.9%
Getty Images*                         180,900           3,629
                                                -------------
                                                        3,629
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 6.7%
Anteon International*                 115,800           3,147
Cognizant Technology Solutions*        54,200           3,115
Factset Research Systems              148,700           3,948
Manhattan Associates*                 205,700           2,781
                                                -------------
                                                       12,991
--------------------------------------------------------------------------------
CONSULTING SERVICES -- 4.9%
Advisory Board*                        96,300           2,852
Corporate Executive Board*            236,900           6,764
                                                -------------
                                                        9,616
--------------------------------------------------------------------------------
RESEARCH & DEVELOPMENT -- 1.4%
Pharmaceutical Product Development*   141,500           2,737
                                                -------------
                                                        2,737
--------------------------------------------------------------------------------
SCHOOLS -- 8.4%
Career Education*                     133,100           6,390
Corinthian Colleges*                  181,300           6,842
Strayer Education                      54,300           3,230
                                                -------------
                                                       16,462
                                                -------------
TOTAL SERVICES (COST $42,147)                          45,435
                                                -------------
--------------------------------------------------------------------------------

PBHG FUNDS

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of September 30, 2002 (UNAUDITED)

 PBHG EMERGING GROWTH FUND PBEGX

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
TECHNOLOGY -- 34.9%
APPLICATIONS SOFTWARE -- 3.4%
Mercury Interactive*                  100,000   $       1,716
Quest Software*                       515,200           4,843
                                                -------------
                                                        6,559
--------------------------------------------------------------------------------
COMPUTER DATA SECURITY -- 2.9%
NetScreen Technologies*               528,800           5,738
                                                -------------
                                                        5,738
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 1.9%
Sandisk*                              277,100           3,633
                                                -------------
                                                        3,633
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 2.0%
Documentum*                           341,100           3,940
                                                -------------
                                                        3,940
--------------------------------------------------------------------------------
DECISION SUPPORT SOFTWARE -- 4.3%
Cognos*^                              105,600           1,775
NETIQ*                                144,400           2,094
Precise Software Solutions*           490,400           4,492
                                                -------------
                                                        8,361
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 5.5%
ChipPAC*                              398,100             852
Semtech*                              201,500           1,955
Silicon Laboratories*                 302,100           5,537
Skyworks Solutions*                   525,400           2,380
                                                -------------
                                                       10,724
--------------------------------------------------------------------------------
ELECTRONIC DESIGN AUTOMATION -- 1.5%
Magma Design Automation*              157,900           1,408
Nassda*                               299,400           1,563
                                                -------------
                                                        2,971
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 2.4%
Foundry Networks*                     540,900           2,964
Ixia*                                 410,500           1,683
                                                -------------
                                                        4,647
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS-- 7.9%
Exar*                                 135,700           1,567
Integrated Circuit Systems*           344,500           5,409
Integrated Device Technology*         174,000           1,817
Marvell Technology Group*             286,700           4,544
Power Integrations*                   160,500           1,956
                                                -------------
                                                       15,293
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 2.7%
ATMI*                                 149,800           2,112
Entegris*                             275,500           2,141
Mykrolis*                             175,000           1,076
                                                -------------
                                                        5,329
--------------------------------------------------------------------------------

                                     Shares/Face       Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
SOFTWARE TOOLS -- 0.4%
Altiris*                               76,000   $         756
                                                -------------
                                                          756
                                                -------------
TOTAL TECHNOLOGY (COST $104,526)                       67,951
                                                -------------
TOTAL COMMON STOCK (COST $202,370)                    174,740
                                                -------------
--------------------------------------------------------------------------------
WARRANTS-- 0.0%
K2, Expiration: 12/31/02,
   Strike Price: $30                    2,319              --
                                                -------------
                                                           --
                                                -------------
TOTAL WARRANTS (COST $0)                                   --
                                                -------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 13.9%
UBS Warburg LLC
   1.88%, dated 09/30/02, matures
   10/01/02, repurchase price $26,991,507,
   (collateralized by U.S. Government
   Agency Obligations: total market
   value $27,534,383)(A)              $26,990          26,990
                                                -------------
TOTAL REPURCHASE AGREEMENT (COST $26,990)              26,990
                                                -------------
TOTAL INVESTMENTS-- 103.6% (COST $229,360)            201,730
                                                -------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET-- (3.6)%
Receivable for Investment Securities Sold               5,472
Payable for Administrative Fees                           (26)
Payable for Investment Advisory Fees                     (150)
Payable for Investment Securities Purchased           (10,881)
Other Assets and Liabilities, Net                      (1,420)
                                                -------------
TOTAL OTHER ASSETS AND LIABILITIES, NET                (7,005)
                                                -------------
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of PBHG Class ($0.001 par value)
   based on 25,939,873 outstanding shares
   of common stock                                    615,700
Accumulated net investment loss                        (1,976)
Accumulated net realized loss on investments         (391,369)
Unrealized depreciation on investments                (27,630)
                                                -------------
TOTAL NET ASSETS-- 100.0%                       $     194,725
                                                =============
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE-- PBHG CLASS                         $7.51
                                                        =====
* Non-income producing security.
^ The fund held a Canadian domiciled security traded on the Nasdaq stock market as of September 30, 2002.
(A) -- Tri-party repurchase agreement
Cl -- Class
LLC -- Limited Liability Company


The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS

                                                    PBHG GROWTH FUND (UNAUDITED)
                                                          PBHG GROWTH FUND PBHGX

INVESTMENT FOCUS
STYLE

MARKET CAPITALIZATION

          VALUE     BLEND    GROWTH
------------------------------------------
Large
------------------------------------------
Medium                         X
------------------------------------------
Small
------------------------------------------
Source: Pilgrim Baxter & Associates, Ltd.

                                                    AVERAGE ANNUAL TOTAL RETURN1
                                                        AS OF SEPTEMBER 30, 2002

                                               One      Annualized      Annualized    Annualized        Annualized
                                   6          Year        3 Year          5 Year        10 Year          Inception
                                Months2      Return       Return          Return        Return            to Date
---------------------------------------------------------------------------------------------------------------------------
  PBHG Growth Fund -
     PBHG Class3               (24.82)%     (19.14)%     (16.59)%         (9.00)%        9.06%            10.84%
---------------------------------------------------------------------------------------------------------------------------
  PBHG Growth Fund -
     Advisor Class4            (24.92)%     (19.34)%     (16.77)%         (9.22)%        8.90%            10.75%
---------------------------------------------------------------------------------------------------------------------------

              COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE PBHG GROWTH FUND - PBHG CLASS1
                   VERSUS THE RUSSELL 2000(R) GROWTH INDEX AND THE LIPPER MID-CAP GROWTH FUNDS AVERAGE

                                      [LINE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

                               Growth Fund                     2000 Growth Index                         Mid-Cap Growth Funds
12/31/85                         $10,000                         $10,000                                        $10,000
1/31/86                           10,250                          10,228                                         10,219
2/28/86                           11,080                          10,983                                         10,960
3/31/86                           11,510                          11,482                                         11,534
4/30/86                           11,640                          11,763                                         11,677
5/31/86                           12,580                          12,194                                         12,401
6/30/86                           12,680                          12,233                                         12,561
7/31/86                           11,700                          10,918                                         11,497
8/31/86                           12,380                          11,153                                         12,017
9/30/86                           11,240                          10,245                                         11,056
10/31/86                          12,193                          10,766                                         11,653
11/30/86                          12,676                          10,718                                         11,769
12/31/86                          12,394                          10,358                                         11,525
1/31/87                           14,728                          11,691                                         13,046
2/28/87                           16,509                          12,823                                         14,198
3/31/87                           16,871                          13,175                                         14,357
4/30/87                           16,911                          12,767                                         14,131
5/31/87                           17,046                          12,677                                         14,249
6/30/87                           16,508                          12,991                                         14,454
7/31/87                           16,604                          13,302                                         14,958
8/31/87                           17,548                          13,687                                         15,571
9/30/87                           17,524                          13,413                                         15,285
10/31/87                          12,898                           8,994                                         11,346
11/30/87                          11,840                           8,399                                         10,576
12/31/87                          13,832                           9,273                                         11,898
1/31/88                           13,566                           9,454                                         11,959
2/29/88                           14,814                           10,334                                         12,803
3/31/88                           14,660                           10,888                                         12,947
4/30/88                           15,011                           11,151                                         13,171
5/31/88                           14,576                           10,783                                         12,942
6/30/88                           15,684                           11,579                                         13,844
7/31/88                           14,969                           11,363                                         13,433
8/31/88                           14,099                           10,950                                         12,920
9/30/88                           14,744                           11,260                                         13,418
10/31/88                          14,449                           11,073                                         13,270
11/30/88                          14,119                           10,642                                         12,942
12/31/88                          14,780                           11,162                                         13,510
1/31/89                           15,792                           11,638                                         14,287
2/28/89                           15,553                           11,667                                         14,242
3/31/89                           15,244                           11,991                                         14,564
4/30/89                           16,467                           12,588                                         15,463
5/31/89                           18,020                           13,191                                         16,258
6/30/89                           17,004                           12,767                                         15,832
7/31/89                           18,401                           13,365                                         16,907
8/31/89                           19,177                           13,749                                         17,419
9/30/89                           19,896                           13,907                                         17,555
10/31/89                          18,852                           13,146                                         16,856
11/30/89                          18,698                           13,263                                         17,045
12/31/89                          19,109                           13,413                                         17,239
1/31/90                           17,501                           12,029                                         15,796
2/28/90                           18,537                           12,485                                         16,237
3/31/90                           19,377                           13,057                                         16,919
4/30/90                           18,948                           12,669                                         16,527
5/31/90                           21,627                           13,799                                         18,267
6/30/90                           21,823                           13,881                                         18,398
7/31/90                           20,716                           13,250                                         17,830
8/31/90                           17,984                           11,332                                         15,731
9/30/90                           15,483                           10,259                                         14,504
10/31/90                          14,787                            9,683                                         14,047
11/30/90                          16,614                           10,574                                         15,264
12/31/90                          17,266                           11,078                                         16,027
1/31/91                           19,518                           12,118                                         17,367
2/28/91                           20,782                           13,510                                         18,754
3/31/91                           22,659                           14,462                                         19,756
4/30/91                           22,284                           14,290                                         19,558
5/31/91                           23,271                           14,980                                         20,603
6/30/91                           20,664                           13,961                                         19,389
7/31/91                           22,323                           14,593                                         20,652
8/31/91                           23,449                           15,238                                         21,531
9/30/91                           23,074                           15,467                                         21,505
10/31/91                          23,745                           16,126                                         22,215
11/30/91                          22,724                           15,285                                         21,393
12/31/91                          26,179                           16,748                                         24,174
1/31/92                           27,174                           18,064                                         24,721
2/29/92                           27,447                           18,257                                         25,109
3/31/92                           25,782                           17,207                                         23,934
4/30/92                           24,862                           16,208                                         23,041
5/31/92                           24,688                           16,171                                         23,131
6/30/92                           23,544                           15,140                                         22,148
7/31/92                           23,420                           15,615                                         22,980
8/31/92                           22,649                           15,014                                         22,445
9/30/92                           23,644                           15,433                                         22,912
10/31/92                          25,061                           16,068                                         23,773
11/30/92                          28,298                           17,568                                         25,466
12/31/92                          33,612                           18,050                                         26,184
1/31/93                           33,003                           18,274                                         26,661
2/28/93                           30,891                           17,281                                         25,568
3/31/93                           34,668                           17,726                                         26,473
4/30/93                           33,868                           17,164                                         25,570
5/31/93                           37,613                           18,193                                         27,120
6/30/93                           39,822                           18,236                                         27,388
7/31/93                           40,302                           18,418                                         27,506
8/31/93                           43,375                           19,300                                         29,005
9/30/93                           47,344                           19,938                                         30,017
10/31/93                          48,145                           20,514                                         30,278
11/30/93                          46,320                           19,684                                         29,306
12/31/93                          49,312                           20,461                                         30,505
1/31/94                           51,258                           21,006                                         31,356
2/28/94                           51,777                           20,913                                         31,140
3/31/94                           47,592                           19,629                                         29,377
4/30/94                           47,884                           19,659                                         29,348
5/31/94                           45,192                           19,218                                         28,878
6/30/94                           41,591                           18,397                                         27,512
7/31/94                           42,888                           18,659                                         28,189
8/31/94                           47,657                           20,028                                         30,052
9/30/94                           49,052                           20,112                                         29,980
10/31/94                          50,577                           20,326                                         30,601
11/30/94                          49,571                           19,504                                         29,392
12/31/94                          51,654                           19,964                                         29,915
1/31/95                           49,122                           19,557                                         29,712
2/28/95                           51,849                           20,461                                         30,978
3/31/95                           54,219                           21,058                                         32,074
4/30/95                           53,667                           21,375                                         32,286
5/31/95                           54,089                           21,655                                         32,851
6/30/95                           59,998                           23,147                                         35,072
7/31/95                           67,238                           24,951                                         37,772
8/31/95                           67,141                           25,259                                         38,256
9/30/95                           70,712                           25,779                                         39,369
10/31/95                          72,660                           24,511                                         38,609
11/30/95                          75,550                           25,593                                         39,987
12/31/95                          77,660                           26,160                                         40,227
1/31/96                           74,186                           25,944                                         40,412
2/29/96                           79,673                           27,127                                         42,009
3/31/96                           82,140                           27,663                                         42,748
4/30/96                           89,056                           29,787                                         45,668
5/31/96                           93,114                           31,314                                         47,367
6/30/96                           89,348                           29,279                                         45,571
7/31/96                           80,128                           25,705                                         41,242
8/31/96                           84,218                           27,608                                         43,725
9/30/96                           91,621                           29,030                                         46,742
10/31/96                          85,192                           27,777                                         45,555
11/30/96                          87,465                           28,550                                         47,135
12/31/96                          85,290                           29,107                                         46,787
1/31/97                           85,225                           29,834                                         48,611
2/28/97                           76,102                           28,032                                         46,045
3/31/97                           68,375                           26,054                                         43,033
4/30/97                           68,667                           25,752                                         43,309
5/31/97                           77,141                           29,623                                         48,099
6/30/97                           80,420                           30,627                                         50,061
7/31/97                           85,972                           32,197                                         54,056
8/31/97                           84,153                           33,163                                         53,818
9/30/97                           90,192                           35,809                                         57,672
10/31/97                          85,160                           33,659                                         54,707
11/30/97                          82,465                           32,856                                         54,122
12/31/97                          82,433                           32,875                                         54,609
1/31/98                           80,290                           32,436                                         53,861
2/28/98                           87,757                           35,300                                         58,671
3/31/98                           91,653                           36,781                                         61,510
4/30/98                           92,010                           37,006                                         62,119
5/31/98                           83,569                           34,318                                         58,759
6/30/98                           88,212                           34,668                                         61,262
7/31/98                           80,095                           31,774                                         57,954
8/31/98                           60,388                           24,439                                         45,905
9/30/98                           65,063                           26,917                                         49,265
10/31/98                          66,524                           28,321                                         51,650
11/30/98                          72,530                           30,518                                         55,611
12/31/98                          82,920                           33,279                                         62,407
1/31/99                           84,705                           34,776                                         64,647
2/28/99                           76,167                           31,595                                         60,044
3/31/99                           79,576                           32,720                                         64,031
4/30/99                           76,102                           35,610                                         66,791
5/31/99                           78,764                           35,666                                         66,664
6/30/99                           88,764                           37,545                                         71,851
7/31/99                           87,530                           36,384                                         70,852
8/31/99                           89,803                           35,023                                         70,618
9/30/99                           96,978                           35,699                                         71,557
10/31/99                         105,776                           36,613                                         77,726
11/30/99                         122,561                           40,485                                         86,711
12/31/99                         159,576                           47,620                                        102,483
1/31/2000                        159,543                           47,177                                        100,864
2/29/2000                        216,428                           58,153                                        124,698
3/31/2000                        197,803                           52,040                                        120,222
4/30/2000                        166,851                           46,785                                        108,825
5/31/2000                        151,392                           42,689                                        100,086
6/30/2000                        180,997                           48,203                                        113,888
7/31/2000                        168,367                           44,072                                        110,187
8/31/2000                        198,511                           48,708                                        124,720
9/30/2000                        182,277                           46,288                                        120,268
10/31/2000                       166,582                           42,531                                        111,693
11/30/2000                       120,137                           34,809                                         91,230
12/31/2000                       122,895                           36,939                                         97,626
1/31/2001                        129,968                           39,929                                         99,481
2/28/2001                        101,003                           34,455                                         85,165
3/31/2001                         85,908                           31,322                                         75,371
4/30/2001                        101,833                           35,157                                         85,539
5/31/2001                        100,212                           35,972                                         85,573
6/30/2001                        101,319                           36,952                                         85,154
7/31/2001                         92,033                           33,800                                         80,240
8/31/2001                         81,600                           31,689                                         74,407
9/30/2001                         69,588                           26,576                                         63,469
10/31/2001                        73,342                           29,133                                         67,633
11/30/2001                        78,479                           31,565                                         73,415
12/31/2001                        80,454                           33,530                                         76,352
1/31/2002                         76,266                           32,337                                         74,000
2/28/2002                         70,101                           30,244                                         69,930
3/31/2002                         74,843                           32,873                                         74,532
4/30/2002                         74,883                           32,161                                         72,057
5/31/2002                         71,800                           30,281                                         69,651
6/30/2002                         65,952                           27,713                                         63,570
7/31/2002                         60,025                           23,454                                         56,851
8/31/2002                         59,037                           23,443                                         56,237
9/30/2002                         56,271                           21,750                                         52,604

1 Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund's investment in technology companies involves the risk of volatility. Products of technology companies may be subject to severe competition and rapid obsolescence. Securities of small and medium companies involve greater risk and price volatility than larger, more established companies. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.
2 The six month returns have not been annualized.
3 The PBHG Growth Fund-PBHG Class commenced operations on December 19, 1985.
4 The performance shown for the Advisor Class (formerly known as the Trust
  Class) prior to its inception on August 16, 1996, is based on the performance and expenses of the PBHG Class. Subsequent to August 16, 1996, the performance is that of the Advisor Class and reflects the expenses specific to the Advisor Class, which will cause its returns to be less than those of the PBHG Class. The average annual total return of the Advisor Class from its inception date to September 30, 2002 was (6.28)%.
5 The Russell 2000(R) Growth Index is an unmanaged index comprised of those securities in the Russell 2000(R) Index with a greater-than-average growth orientation. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible. The chart assumes $10,000 invested in the Russell 2000(R) Growth Index at that month's end, December 31, 1985.
6 The Lipper Mid-Cap Growth Funds Average represents the average performance of
  516 mutual funds classified by Lipper, Inc. in the Mid-Cap Growth category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. The Average is not intended to imply the Fund's past or future performance. A direct investment in the Average is not possible. The chart assumes $10,000 invested in the Lipper Mid-Cap Growth Funds Average at that month's end, December 31, 1985.

SECTOR WEIGHTINGS AT SEPTEMBER 30, 2002

[PIE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

Consumer Cyclical                            15%
Consumer Non-Cyclical                         3%
Energy                                        5%
Financial                                     8%
Health Care                                  26%
Industrial                                    9%
Services                                     20%
Technology                                   14%

% of Total Portfolio Investments in Common Stock


TOP TEN HOLDINGS AT SEPTEMBER 30, 2002*

Apollo Group, Cl A                                4.0%
Corinthian Colleges                               4.0%
Alliant Techsystems                               3.9%
Varian Medical Systems                            3.8%
Career Education                                  3.7%
Electronic Arts                                   3.1%
L-3 Communications Holdings                       3.0%
Express Scripts, Cl A                             2.6%
Community Health Systems                          2.6%
ChoicePoint                                       2.4%
-------------------------------------------------------------------------------
Total Top Ten Holdings                           33.1%

*As a % of Common Stock

PBHG FUNDS

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of September 30, 2002 (UNAUDITED)
 PBHG GROWTH FUND PBHGX

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 90.2%
CONSUMER CYCLICAL -- 13.0%
APPAREL MANUFACTURERS -- 0.6%
Coach*                                311,400    $      7,972
                                                 ------------
                                                        7,972
--------------------------------------------------------------------------------
ENTERTAINMENT SOFTWARE -- 4.8%
Activision*                           872,700          20,884
Electronic Arts*                      562,500          37,102
Take-Two Interactive Software*        192,900           5,594
                                                 ------------
                                                       63,580
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 0.7%
Ross Stores                           252,700           9,006
                                                 ------------
                                                        9,006
--------------------------------------------------------------------------------
RETAIL-ARTS & CRAFTS -- 1.5%
Michaels Stores*                      433,000          19,788
                                                 ------------
                                                       19,788
--------------------------------------------------------------------------------
RETAIL-AUTO PARTS -- 0.8%
O'Reilly Automotive*                  352,100          10,077
                                                 ------------
                                                       10,077
--------------------------------------------------------------------------------
RETAIL-COMPUTER EQUIPMENT -- 0.6%
CDW Computer Centers*                 194,300           8,231
                                                 ------------
                                                        8,231
--------------------------------------------------------------------------------
RETAIL-DISCOUNT -- 0.5%
Family Dollar Stores                  213,000           5,725
                                                 ------------
                                                        5,725
--------------------------------------------------------------------------------
RETAIL-MAIL ORDER -- 1.0%
Williams-Sonoma*                      560,900          13,254
                                                 ------------
                                                       13,254
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 2.2%
Brinker International*                246,800           6,392
Cheesecake Factory*                   392,200          11,699
Darden Restaurants                    445,850          10,808
                                                 ------------
                                                       28,899
--------------------------------------------------------------------------------
RETAIL-VARIETY STORE -- 0.3%
99 Cents Only Stores*                 206,800           4,281
                                                 ------------
                                                        4,281
                                                 ------------
TOTAL CONSUMER CYCLICAL (COST $171,933)               170,813
                                                 ------------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 2.9%
FOOD-RETAIL -- 2.4%
American Italian Pasta*               251,400           8,973
Whole Foods Market*                   504,700          21,621
                                                 ------------
                                                       30,594
--------------------------------------------------------------------------------

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
FOOD-WHOLESALE/DISTRIBUTION -- 0.5%
Performance Food Group*               200,000    $      6,792
                                                 ------------
                                                        6,792
                                                 ------------
TOTAL CONSUMER NON-CYCLICAL (COST $37,951)             37,386
                                                 ------------
--------------------------------------------------------------------------------
ENERGY -- 4.3%
OIL & GAS DRILLING -- 2.6%
ENSCO International                   434,700          10,885
GlobalSantaFe                         380,000           8,493
Nabors Industries Limited*            252,800           8,279
Transocean                            305,000           6,344
                                                 ------------
                                                       34,001
--------------------------------------------------------------------------------
OIL FIELD MACHINERY & EQUIPMENT -- 1.2%
National-Oilwell*                     387,800           7,516
Smith International*                  280,000           8,207
                                                 ------------
                                                       15,723
--------------------------------------------------------------------------------
OIL-FIELD SERVICES -- 0.5%
Weatherford International Limited*    186,600           6,930
                                                 ------------
                                                        6,930
                                                 ------------
TOTAL ENERGY (COST $58,777)                            56,654
                                                 ------------
--------------------------------------------------------------------------------
FINANCIAL -- 7.0%
COMMERCIAL BANKS-CENTRAL US -- 2.1%
Associated Banc-Corp                  394,590          12,520
TCF Financial                         345,500          14,625
                                                 ------------
                                                       27,145
--------------------------------------------------------------------------------
COMMERCIAL BANKS-EASTERN US -- 2.3%
Commerce Bancorp                      347,800          14,437
North Fork Bancorporation             407,700          15,428
                                                 ------------
                                                       29,865
--------------------------------------------------------------------------------
COMMERCIAL BANKS-SOUTHERN US -- 0.4%
Southwest Bancorp of Texas*           162,700           5,924
                                                 ------------
                                                        5,924
--------------------------------------------------------------------------------
S&L/THRIFTS-EASTERN US -- 2.2%
Independence Community Bank           536,400          13,458
New York Community Bancorp            565,800          15,939
                                                 ------------
                                                       29,397
--------------------------------------------------------------------------------
TOTAL FINANCIAL (COST $100,401)                        92,331
                                                 ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 23.7%
DENTAL SUPPLIES & EQUIPMENT -- 2.2%
Dentsply International                295,800          11,882
Patterson Dental*                     329,200          16,849
                                                 ------------
                                                       28,731
--------------------------------------------------------------------------------
HEALTH CARE COST CONTAINMENT -- 2.2%
Caremark Rx*                          932,300          15,849
First Health Group*                   475,200          12,888
                                                 ------------
                                                       28,737
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS
                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2002 (UNAUDITED)
                                                          PBHG GROWTH FUND PBHGX

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 3.9%
Cooper Companies                      126,300   $       6,631
Varian Medical Systems*             1,045,900          44,963
                                                 ------------
                                                       51,594
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 1.3%
Charles River Laboratories International*178,900        7,022
Idec Pharmaceuticals*                 226,600           9,408
                                                 ------------
                                                       16,430
--------------------------------------------------------------------------------
MEDICAL-HMO -- 3.5%
Coventry Health Care*                 612,000          19,890
Mid Atlantic Medical Services*        735,000          26,607
                                                 ------------
                                                       46,497
--------------------------------------------------------------------------------
MEDICAL-HOSPITALS -- 6.1%
Community Health Systems*           1,149,300          30,606
LifePoint Hospitals*                  845,300          26,363
Triad Hospitals*                      622,500          23,624
                                                 ------------
                                                       80,593
--------------------------------------------------------------------------------
PHARMACY SERVICES -- 3.8%
Accredo Health*                       401,250          19,132
Express Scripts, Cl A*                570,000          31,076
                                                 ------------
                                                       50,208
--------------------------------------------------------------------------------
THERAPEUTICS -- 0.7%
Gilead Sciences*                      265,500           8,902
                                                 ------------
                                                        8,902
                                                 ------------
TOTAL HEALTH CARE (COST $282,685)                     311,692
                                                 ------------
--------------------------------------------------------------------------------
INDUSTRIAL -- 8.5%
AEROSPACE/DEFENSE-EQUIPMENT -- 3.5%
Alliant Techsystems*                  661,050          45,778
                                                 ------------
                                                       45,778
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS-- 0.6%
Gentex*                               307,001           8,347
                                                 ------------
                                                        8,347
--------------------------------------------------------------------------------
ELECTRONICS-MILITARY -- 2.7%
L-3 Communications Holdings*          674,300          35,536
                                                 ------------
                                                       35,536
--------------------------------------------------------------------------------
HAZARDOUS WASTE DISPOSAL -- 0.6%
Stericycle*                           250,900           8,510
                                                 ------------
                                                        8,510
--------------------------------------------------------------------------------
LASERS-SYSTEMS/COMPONENTS -- 0.3%
Cymer*                                181,600           3,385
                                                 ------------
                                                        3,385
--------------------------------------------------------------------------------
NON-HAZARDOUS WASTE DISPOSAL -- 0.8%
Waste Connections*                    295,600          10,284
                                                 ------------
                                                       10,284
                                                 ------------
TOTAL INDUSTRIAL (COST $94,877)                       111,840
                                                 ------------
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
SERVICES -- 18.0%
COMMERCIAL SERVICES -- 2.2%
ChoicePoint*                          808,900    $     28,829
                                                 ------------
                                                       28,829
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 3.5%
Affiliated Computer Services*         488,400          20,781
CACI International*                   723,700          25,655
                                                 ------------
                                                       46,436
--------------------------------------------------------------------------------
CONSULTING SERVICES -- 1.7%
Corporate Executive Board*            805,600          23,000
                                                 ------------
                                                       23,000
--------------------------------------------------------------------------------
SCHOOLS -- 10.6%
Apollo Group, Cl A*                 1,097,350          47,658
Career Education*                     922,800          44,302
Corinthian Colleges*                1,243,700          46,937
                                                 ------------
                                                      138,897
                                                 ------------
TOTAL SERVICES (COST $188,761)                        237,162
                                                 ------------
--------------------------------------------------------------------------------
TECHNOLOGY -- 12.8%
APPLICATIONS SOFTWARE -- 0.7%
JD Edwards*                           547,800           5,067
Mercury Interactive*                  201,000           3,449
                                                 ------------
                                                        8,516
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 0.2%
Brocade Communications Systems*       306,900           2,311
                                                 ------------
                                                        2,311
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 0.5%
Documentum*                           568,900           6,571
                                                 ------------
                                                        6,571
--------------------------------------------------------------------------------
DECISION SUPPORT SOFTWARE -- 0.8%
Cognos*^                              625,400          10,513
                                                 ------------
                                                       10,513
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 4.8%
Broadcom, Cl A*                       523,400           5,590
Cree*                                 760,100           9,501
Intersil*                             526,300           6,821
Microchip Technology*               1,339,950          27,402
QLogic*                               344,200           8,963
Silicon Laboratories*                 269,500           4,940
                                                 ------------
                                                       63,217
--------------------------------------------------------------------------------
INTERNET SECURITY -- 1.9%
Symantec*                             755,100          25,394
                                                 ------------
                                                       25,394
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 0.3%
Foundry Networks*                     756,500           4,145
                                                 ------------
                                                        4,145
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS
                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2002 (UNAUDITED)
                                                          PBHG GROWTH FUND PBHGX

                                    Shares/Face        Market
Description                        Amount (000)      Value (000)
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS-- 1.6%
Integrated Circuit Systems*           431,300    $      6,771
Marvell Technology Group*             934,300          14,809
                                                 ------------
                                                       21,580
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 0.5%
Lam Research*                         318,000           2,830
Novellus Systems*                     189,600           3,946
                                                 ------------
                                                        6,776
--------------------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 1.1%
Advanced Fibre Communication*         863,800          11,463
Utstarcom*                            150,000           2,290
                                                 ------------
                                                       13,753
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 0.4%
RF Micro Devices*                     965,000           5,790
                                                 ------------
                                                        5,790
                                                 ------------
TOTAL TECHNOLOGY (COST $216,846)                      168,566
                                                 ------------
TOTAL COMMON STOCK (COST $1,152,231)                1,186,444
                                                 ------------
--------------------------------------------------------------------------------
INVESTMENT COMPANY -- 1.2%
INDEX FUND-LARGE CAP -- 1.2%
Nasdaq-100 Index Tracking Stock*      750,000          15,563
                                                 ------------
                                                       15,563
                                                 ------------
TOTAL INVESTMENT COMPANY (COST $16,882)                15,563
                                                 ------------
--------------------------------------------------------------------------------
CONVERTIBLE BOND -- 0.0%
MicroStrategy, Series A
   7.500%, 06/24/07                  $    685             141
                                                 -------------
                                                          141
                                                 ------------
TOTAL CONVERTIBLE BOND (COST $0)                          141
                                                 ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 9.8%
Barclays
   1.89%, dated 09/30/02, matures
   10/01/02, repurchase price $14,378,241
   (collateralized by U.S. Government
   Obligations: total market
   value $14,669,524) (A)              14,377          14,377
Deutsche Bank
   1.89%, dated 09/30/02, matures
   10/01/02, repurchase price $15,869,639
   (collateralized by U.S. Government
   Obligations: total market
   value $16,186,599) (A)              15,869          15,869
Greenwich
   1.89%, dated 09/30/02, matures
   10/01/02, repurchase price
   $20,460,863 (collateralized by
   U.S. Government Obligations:
   total market value $20,873,479) (A) 20,460          20,460

                                      Face             Market
Description                       Amount (000)       Value (000)
--------------------------------------------------------------------------------
JP Morgan Chase
     1.89%, dated 09/30/02, matures
     10/01/02, repurchase price
     $61,940,451 (collateralized by
     U.S. Government Obligations:
     total market value
     $63,180,596)(A)                  $61,937         $61,937
UBS Warburg LLC
   1.89%, dated 09/30/02, matures
   10/01/02, repurchase price $16,317,855
   (collateralized by U.S. Government
   Obligations: total market
   value $16,647,835) (A)              16,317          16,317
                                                 ------------
TOTAL REPURCHASE AGREEMENTS (COST $128,960)           128,960
                                                 ------------
TOTAL INVESTMENTS-- 101.2% (COST $1,298,073)        1,331,108
                                                 ------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET-- (1.2%)
Receivable for Investment Securities Sold              14,926
Payable for Adminstrative Fees                           (168)
Payable for Distribution Fees                              (8)
Payable for Investment Advisory Fees                     (950)
Payable for Investment Securities Purchased           (27,081)
Other Assets and Liabilities, Net                      (2,624)
                                                 ------------
TOTAL OTHER ASSETS AND LIABILITIES, NET               (15,905)
                                                 ------------
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of PBHG Class ($0.001 par value)
   based on 89,854,068 outstanding shares
   of common stock                                  2,877,280
Fund Shares of Advisor Class ($0.001 par value)
   based on 2,578,586 outstanding shares
   of common stock                                     86,838
Accumulated net investment loss                        (9,072)
Accumulated net realized loss on investments       (1,672,878)
Unrealized appreciation on investments                 33,035
                                                 ------------
TOTAL NET ASSETS-- 100.0%                        $  1,315,203
                                                 ============
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE-- PBHG CLASS                        $14.24
                                                       ======
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE-- ADVISOR CLASS                     $14.01
                                                       ======

* Non-income producing security.
^ The fund held a Canadian domiciled security traded on the Nasdaq stock market as of September 30, 2002.
(A) -- Tri-party repurchase agreement
Cl -- Class
LLC -- Limited Liability Company


The accompanying notes are an integral part of the financial statements.

PBHG FUNDS
                                              PBHG LARGE CAP 20 FUND (UNAUDITED)
                                                 PBHG LARGE CAP 20 FUND PLCPX


INVESTMENT FOCUS
STYLE

MARKET CAPITALIZATION

          VALUE     BLEND    GROWTH
------------------------------------------
Large                          X
------------------------------------------
Medium
------------------------------------------
Small
------------------------------------------
Source: Pilgrim Baxter & Associates, Ltd.


                                                    AVERAGE ANNUAL TOTAL RETURN1
                                                      AS OF SEPTEMBER 30, 2002

                                                      One     Annualized      Annualized      Annualized
                                         6           Year       3 Year          5 Year         Inception
                                      Months2       Return      Return          Return          to Date
---------------------------------------------------------------------------------------------------------------------------
  PBHG Large Cap 20 Fund -
     PBHG Class3                     (26.01)%      (22.80)%    (15.25)%          3.65%           7.74%
---------------------------------------------------------------------------------------------------------------------------
  PBHG Large Cap 20 Fund -
     Advisor Class4                  (26.03)%      (22.97)%    (15.35)%          3.57%           7.67%
---------------------------------------------------------------------------------------------------------------------------


           COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE PBHG LARGE CAP 20 FUND - PBHG CLASS1
            VERSUS THE S&P 500 INDEX, RUSSELL 1000(R) GROWTH INDEX AND THE LIPPER LARGE-CAP GROWTH FUNDS AVERAGE

                                      [LINE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

                           PBHG                         S&P                       Lipper Large-Cap                  Russell 1000
                       Large Cap 20                  500 Index                      Growth Funds                    Growth Index
11/30/96                   $10,000                    $10,000                            $10,000                         $10,000
12/31/96                     9,841                      9,802                              9,804                           9,767
1/31/97                     10,462                     10,414                             10,492                          10,362
2/28/97                     10,001                     10,496                             10,421                          10,199
3/31/97                      9,260                     10,065                              9,857                           9,659
4/30/97                      9,881                     10,666                             10,511                          10,171
5/31/97                     10,912                     11,315                             11,270                          10,875
6/30/97                     11,523                     11,821                             11,721                          11,326
7/31/97                     12,854                     12,761                             12,758                          12,379
8/31/97                     12,234                     12,047                             12,011                          11,811
9/30/97                     12,914                     12,706                             12,602                          12,438
10/31/97                    12,424                     12,283                             12,136                          11,996
11/30/97                    12,494                     12,851                             12,652                          12,263
12/31/97                    13,084                     13,071                             12,793                          12,424
1/31/98                     13,355                     13,216                             13,176                          12,607
2/28/98                     15,097                     14,168                             14,167                          13,602
3/31/98                     15,998                     14,893                             14,732                          14,221
4/30/98                     16,278                     15,043                             14,935                          14,428
5/31/98                     15,848                     14,785                             14,512                          14,056
6/30/98                     17,589                     15,385                             15,400                          14,883
7/31/98                     17,609                     15,221                             15,298                          14,740
8/31/98                     14,516                     13,023                             13,002                          12,341
9/30/98                     16,708                     13,858                             14,001                          13,177
10/31/98                    17,069                     14,985                             15,127                          14,060
11/30/98                    18,320                     15,893                             16,277                          15,036
12/31/98                    21,960                     16,809                             17,745                          16,565
1/31/99                     23,995                     17,512                             18,787                          17,597
2/28/99                     22,294                     16,968                             17,929                          16,884
3/31/99                     24,400                     17,647                             18,873                          17,833
4/30/99                     23,337                     18,330                             18,897                          17,911
5/31/99                     22,527                     17,897                             18,317                          17,372
6/30/99                     24,178                     18,891                             19,599                          18,606
7/31/99                     23,540                     18,301                             18,977                          18,064
8/31/99                     24,512                     18,210                             19,287                          18,073
9/30/99                     25,372                     17,711                             18,881                          17,900
10/31/99                    28,136                     18,831                             20,307                          19,131
11/30/99                    33,614                     19,214                             21,403                          20,174
12/31/99                    44,567                     20,346                             23,629                          22,534
1/31/2000                   43,320                     19,324                             22,521                          21,662
2/29/2000                   51,964                     18,958                             23,622                          23,057
3/31/2000                   53,163                     20,813                             25,313                          24,404
4/30/2000                   47,264                     20,186                             24,109                          23,096
5/31/2000                   41,293                     19,772                             22,895                          21,846
6/30/2000                   49,926                     20,259                             24,630                          23,338
7/31/2000                   49,542                     19,943                             23,603                          22,874
8/31/2000                   56,665                     21,181                             25,740                          24,823
9/30/2000                   51,916                     20,063                             23,305                          23,140
10/31/2000                  46,677                     19,978                             22,202                          22,094
11/30/2000                  35,502                     18,403                             18,930                          19,288
12/31/2000                  34,725                     18,493                             18,331                          19,261
1/31/2001                   35,483                     19,149                             19,597                          19,823
2/28/2001                   29,172                     17,403                             16,270                          16,963
3/31/2001                   24,542                     16,301                             14,500                          15,289
4/30/2001                   27,008                     17,568                             16,333                          16,877
5/31/2001                   26,719                     17,685                             16,093                          16,729
6/30/2001                   25,741                     17,255                             15,720                          16,218
7/31/2001                   24,652                     17,085                             15,327                          15,686
8/31/2001                   22,089                     16,016                             14,074                          14,422
9/30/2001                   20,008                     14,722                             12,669                          13,007
10/31/2001                  21,111                     15,003                             13,333                          13,525
11/30/2001                  22,819                     16,154                             14,614                          14,786
12/31/2001                  22,447                     16,295                             14,587                          14,824
1/31/2002                   20,918                     16,058                             14,329                          14,493
2/28/2002                   20,325                     15,748                             13,735                          13,834
3/31/2002                   20,876                     16,340                             14,210                          14,404
4/30/2002                   20,284                     15,350                             13,050                          13,393
5/31/2002                   19,443                     15,237                             12,734                          13,099
6/30/2002                   18,368                     14,151                             11,556                          12,016
7/31/2002                   16,357                     13,048                             10,921                          11,126
8/31/2002                   16,246                     13,134                             10,954                          11,145
9/30/2002                   15,447                     11,706                              9,817                          10,119

1 Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund's investment in technology companies involves the risk of volatility. Products of technology companies may be subject to severe competition and rapid obsolescence. Funds that invest in a limited number of securities may involve greater risk than more diversified funds, including a greater potential for volatility. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.
2 The six month returns have not been annualized.
3 The PBHG Large Cap 20 Fund - PBHG Class commenced operations on November 29,
  1996.
4 The performance shown for the Advisor Class prior to its inception on December
  29, 2000, is based on the performance and expenses of the PBHG Class. Subsequent to December 29, 2000, the performance is that of the Advisor Class and reflects the expenses specific to the Advisor Class, which will cause its returns to be less than those of the PBHG Class. The average annual total return of the Advisor Class from its inception to September 30, 2002 was (37.09)%.
5 The S&P 500 Index is a capitalization-weighted index of 500 stocks. The Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Index is unmanaged and reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.
6 The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those securities in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.
7 The Lipper Large-Cap Growth Funds Average represents the average performance of 729 mutual funds classified by Lipper, Inc. in the Large-Cap Growth category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. The Average is not intended to imply the Fund's past or future performance. A direct investment in the Average is not possible. The chart assumes $10,000 invested in the Lipper Large-Cap Growth Funds Average at that month's end, November 30, 1996.

SECTOR WEIGHTINGS AT SEPTEMBER 30, 2002

[PIE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

Consumer Cyclical                           17%
Consumer Non-Cyclical                        7%
Financial                                   15%
Health Care                                 38%
Industrial                                  13%
Technology                                  10%

% of Total Portfolio Investments in Common Stock


TOP TEN HOLDINGS AT SEPTEMBER 30, 2002*

UnitedHealth Group                                8.6%
Lockheed Martin                                   8.4%
Procter & Gamble                                  7.3%
Bed Bath & Beyond                                 6.8%
HCA                                               5.8%
Freddie Mac                                       5.8%
Wal-Mart Stores                                   5.6%
Bank of America                                   5.5%
Microsoft                                         5.4%
Quest Diagnostics                                 5.1%
--------------------------------------------------------------------------------
Total Top Ten Holdings                           64.3%

*As a % of Common Stock

PBHG FUNDS
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
As of September 30, 2002 (UNAUDITED)

 PBHG LARGE CAP 20 FUND PLCPX

                                                       Market
Description                            Shares        Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 88.1%
CONSUMER CYCLICAL -- 15.2%
ENTERTAINMENT SOFTWARE -- 1.5%
Electronic Arts*                        49,100   $      3,239
                                                 ------------
                                                        3,239
--------------------------------------------------------------------------------
RETAIL-BEDDING -- 5.9%
Bed Bath & Beyond*                     395,500         12,882
                                                 ------------
                                                       12,882
--------------------------------------------------------------------------------
RETAIL-DISCOUNT -- 5.0%
Wal-Mart Stores                        218,300         10,749
                                                 ------------
                                                       10,749
--------------------------------------------------------------------------------
RETAIL-REGIONAL DEPARTMENT STORE -- 2.8%
Kohl's*                                 99,300          6,038
                                                 ------------
                                                        6,038
                                                 ------------
TOTAL CONSUMER CYCLICAL (COST $36,502)                 32,908
                                                 ------------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 6.4%
COSMETICS & TOILETRIES -- 6.4%
Procter & Gamble                       155,600         13,907
                                                 ------------
                                                       13,907
                                                 ------------
TOTAL CONSUMER NON-CYCLICAL (COST $14,245)             13,907
                                                 ------------
--------------------------------------------------------------------------------
FINANCIAL -- 13.1%
FINANCE-MORTGAGE LOAN/BANKER -- 5.1%
Freddie Mac                            196,400         10,979
                                                 ------------
                                                       10,979
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 3.1%
American International Group           123,600          6,761
                                                 ------------
                                                        6,761
--------------------------------------------------------------------------------
SUPER-REGIONAL BANKS-US -- 4.9%
Bank of America                        164,800         10,514
                                                 ------------
                                                       10,514
                                                 ------------
TOTAL FINANCIAL (COST $32,574)                         28,254
                                                 ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 33.6%
MEDICAL LABS & TESTING SERVICES -- 4.5%
Quest Diagnostics*                     156,900          9,654
                                                 ------------
                                                        9,654
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 4.0%
Johnson & Johnson                      161,500          8,734
                                                 ------------
                                                        8,734
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 3.9%
Amgen*                                 203,120          8,470
                                                 ------------
                                                        8,470
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 8.5%
Forest Laboratories*                   115,800          9,497
Pfizer                                 306,400          8,892
                                                 ------------
                                                       18,389
--------------------------------------------------------------------------------

                                      Shares/Face      Market
Description                          Amount (000)    Value (000)
--------------------------------------------------------------------------------
MEDICAL-HMO -- 7.6%
UnitedHealth Group                      188,800  $     16,467
                                                 ------------
                                                       16,467
--------------------------------------------------------------------------------
MEDICAL-HOSPITALS -- 5.1%
HCA                                     231,300        11,012
                                                 ------------
                                                       11,012
                                                 ------------
TOTAL HEALTH CARE (COST $75,498)                       72,726
                                                 ------------
--------------------------------------------------------------------------------
INDUSTRIAL -- 11.4%
AEROSPACE/DEFENSE -- 11.4%
Lockheed Martin                         247,600        16,012
Northrop Grumman                         69,800         8,658
                                                 ------------
                                                       24,670
                                                 ------------
TOTAL INDUSTRIAL (COST $23,385)                        24,670
                                                 ------------
--------------------------------------------------------------------------------
TECHNOLOGY -- 8.4%
APPLICATIONS SOFTWARE -- 4.8%
Microsoft*                              235,400        10,296
                                                 ------------
                                                       10,296
--------------------------------------------------------------------------------
COMPUTERS -- 3.6%
Dell Computer*                          332,200         7,810
                                                 ------------
                                                        7,810
                                                 ------------
TOTAL TECHNOLOGY (COST $19,754)                        18,106
                                                 ------------
TOTAL COMMON STOCK (COST $201,958)                    190,571
                                                 ------------
--------------------------------------------------------------------------------
INVESTMENT COMPANY -- 2.5%
INDEX FUND-LARGE CAP -- 2.5%
SPDR Trust Series 1                      65,900         5,390
                                                 ------------
                                                        5,390
                                                 ------------
TOTAL INVESTMENT COMPANY (COST $5,918)                  5,390
                                                 ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 4.3%
Barclays
   1.89%, dated 09/30/02, matures 10/01/02,
   repurchase price $3,433,823 (collateralized
   by U.S. Government Obligations: total
   market value $3,506,130) (A)          $3,434         3,434
Deutsche Bank
   1.89%, dated 09/30/02, matures 10/01/02,
   repurchase price $2,938,687 (collateralized
   by U.S. Government Obligations: total
   market value $2,997,389) (A)           2,939         2,939
UBS Warburg LLC
   1.89%, dated 09/30/02, matures 10/01/02,
   repurchase price $2,793,207 (collateralized
   by U.S. Government Obligations: total
   market value $2,853,656) (A)           2,793         2,793
                                                 ------------
TOTAL REPURCHASE AGREEMENTS (COST $9,166)               9,166
                                                 ------------
TOTAL INVESTMENTS-- 94.9% (COST $217,042)        $    205,127
                                                 ============

Percentages are based on Net Assets of $216,178,338
* Non-income producing security.
(A) -- Tri-party repurchase agreement
LLC -- Limited Liability Company
SPDR -- Standard & Poor's 500 Composite Index Depositary Receipt

The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS

                                          PBHG LARGE CAP GROWTH FUND (UNAUDITED)

                                                PBHG LARGE CAP GROWTH FUND PBHLX


INVESTMENT FOCUS
STYLE

MARKET CAPITALIZATION

          VALUE     BLEND    GROWTH
------------------------------------------
Large                           X
------------------------------------------
Medium
------------------------------------------
Small
------------------------------------------
Source: Pilgrim Baxter & Associates, Ltd.


                                                    AVERAGE ANNUAL TOTAL RETURN1
                                                      AS OF SEPTEMBER 30, 2002

                                         One     Annualized  Annualized   Annualized
                             6          Year       3 Year      5 Year      Inception
                          Months2      Return      Return      Return       to Date
-------------------------------------------------------------------------------------------------
  PBHG Large Cap
    Growth Fund -
    PBHG Class3             (24.15)%    (21.39)%      (6.53)%      2.27%       11.46%
-------------------------------------------------------------------------------------------------
  PBHG Large Cap
    Growth Fund -
    Advisor Class4          (24.26)%    (21.58)%      (6.66)%      2.19%       11.40%
-------------------------------------------------------------------------------------------------

     COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE PBHG LARGE CAP GROWTH FUND - PBHG CLASS1
        VERSUS THE S&P 500 INDEX, RUSSELL 1000(R) GROWTH INDEX AND THE LIPPER LARGE-CAP GROWTH FUNDS AVERAGE

                                      [LINE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

                      PBHG Large Cap                                           Growth Funds                    Russell 1000
                        Growth Fund                   S&P 500 Index            Classification                      Growth
4/5/95                    10,000                         10,000                   10,000                          10,000
4/30/95                   10,000                         10,189                   10,000                          10,000
5/31/95                   10,070                         10,595                   10,349                          10,310
6/30/95                   10,920                         10,841                   10,748                          10,817
7/31/95                   11,740                         11,200                   11,195                          11,360
8/31/95                   12,310                         11,229                   11,207                          11,418
9/30/95                   13,160                         11,702                   11,724                          11,809
10/31/95                  13,510                         11,660                   11,732                          11,734
11/30/95                  13,720                         12,172                   12,188                          12,124
12/31/95                  13,383                         12,406                   12,258                          12,068
1/31/96                   14,146                         12,828                   12,668                          12,389
2/29/96                   14,827                         12,947                   12,899                          12,711
3/31/96                   14,992                         13,072                   12,916                          12,752
4/30/96                   15,880                         13,264                   13,256                          13,124
5/31/96                   16,509                         13,606                   13,719                          13,515
6/30/96                   16,158                         13,658                   13,738                          13,392
7/31/96                   15,023                         13,055                   12,933                          12,604
8/31/96                   15,601                         13,330                   13,267                          13,020
9/30/96                   16,870                         14,080                   14,233                          13,896
10/31/96                  16,365                         14,468                   14,318                          13,990
11/30/96                  16,994                         15,561                   15,393                          14,844
12/31/96                  16,514                         15,253                   15,092                          14,498
1/31/97                   17,247                         16,205                   16,151                          15,381
2/28/97                   16,504                         16,332                   16,041                          15,139
3/31/97                   14,727                         15,662                   15,173                          14,337
4/30/97                   15,626                         16,597                   16,181                          15,098
5/31/97                   17,330                         17,606                   17,348                          16,143
6/30/97                   18,197                         18,395                   18,043                          16,811
7/31/97                   19,860                         19,858                   19,638                          18,375
8/31/97                   18,941                         18,746                   18,489                          17,531
9/30/97                   20,139                         19,772                   19,399                          18,462
10/31/97                  19,282                         19,113                   18,682                          17,807
11/30/97                  19,365                         19,997                   19,475                          18,202
12/31/97                  20,206                         20,340                   19,693                          18,442
1/31/98                   19,893                         20,565                   20,282                          18,713
2/28/98                   22,450                         22,047                   21,808                          20,190
3/31/98                   23,681                         23,175                   22,677                          21,109
4/30/98                   23,817                         23,408                   22,991                          21,417
5/31/98                   23,160                         23,006                   22,338                          20,864
6/30/98                   24,861                         23,940                   23,707                          22,091
7/31/98                   24,621                         23,686                   23,550                          21,879
8/31/98                   19,945                         20,266                   20,015                          18,319
9/30/98                   21,458                         21,564                   21,553                          19,559
10/31/98                  21,573                         23,318                   23,285                          20,870
11/30/98                  22,993                         24,731                   25,056                          22,318
12/31/98                  26,353                         26,156                   27,316                          24,588
1/31/99                   27,213                         27,250                   28,920                          26,120
2/28/99                   25,671                         26,403                   27,599                          25,062
3/31/99                   27,447                         27,460                   29,052                          26,471
4/30/99                   27,157                         28,523                   29,089                          26,587
5/31/99                   26,029                         27,850                   28,196                          25,787
6/30/99                   27,950                         29,395                   30,170                          27,618
7/31/99                   26,933                         28,478                   29,212                          26,814
8/31/99                   27,135                         28,336                   29,689                          26,827
9/30/99                   27,593                         27,559                   29,065                          26,570
10/31/99                  30,363                         29,303                   31,260                          28,398
11/30/99                  34,284                         29,899                   32,947                          29,945
12/31/99                  44,025                         31,660                   36,373                          33,449
1/31/00                   44,792                         30,069                   34,668                          32,155
2/29/00                   56,129                         29,500                   36,363                          34,225
3/31/00                   54,509                         32,386                   38,966                          36,224
4/30/00                   48,628                         31,412                   37,112                          34,283
5/31/00                   44,409                         30,767                   35,243                          32,428
6/30/00                   52,833                         31,525                   37,914                          34,643
7/31/00                   52,876                         31,033                   36,333                          33,953
8/31/00                   59,709                         32,960                   39,623                          36,846
9/30/00                   56,882                         31,220                   35,875                          34,348
10/31/00                  51,355                         31,088                   34,177                          32,795
11/30/00                  42,661                         28,637                   29,139                          28,630
12/31/00                  43,945                         28,777                   28,217                          28,590
1/31/01                   44,051                         29,798                   30,167                          29,425
2/28/01                   39,143                         27,081                   25,045                          25,179
3/31/01                   34,584                         25,366                   22,320                          22,694
4/30/01                   37,499                         27,337                   25,143                          25,052
5/31/01                   37,438                         27,520                   24,773                          24,831
6/30/01                   36,638                         26,850                   24,199                          24,074
7/31/01                   35,264                         26,586                   23,594                          23,284
8/31/01                   32,364                         24,922                   21,665                          21,408
9/30/01                   28,664                         22,909                   19,502                          19,308
10/31/01                  29,872                         23,346                   20,525                          20,076
11/30/01                  31,835                         25,137                   22,497                          21,947
12/31/01                  31,413                         25,357                   22,454                          22,004
1/31/02                   30,129                         24,987                   22,058                          21,513
2/28/02                   28,589                         24,505                   21,142                          20,535
3/31/02                   29,706                         25,427                   21,874                          21,381
4/30/02                   28,724                         23,885                   20,088                          19,880
5/31/02                   27,939                         23,709                   19,602                          19,444
6/30/02                   26,233                         22,020                   17,789                          17,836
7/31/02                   23,741                         20,304                   16,811                          16,515
8/31/02                   23,741                         20,437                   16,861                          16,543
9/30/02                   22,533                         18,216                   15,112                          15,021


1 Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund's investment in technology companies involves the risk of volatility. Products of technology companies may be subject to severe competition and rapid obsolescence. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.
2 The six month returns have not been annualized.
3 The PBHG Large Cap Growth Fund - PBHG Class commenced operations on April 5,
  1995.
4 The performance shown for the Advisor Class prior to its inception on December
  29, 2000, is based on the performance and expenses of the PBHG Class. Subsequent to December 29, 2000, the performance is that of the Advisor Class and reflects the expenses specific to the Advisor Class, which will cause its returns to be less than those of the PBHG Class. The average annual total return of the Advisor Class from its inception to September 30, 2002 was (31.81)%.
5 The S&P 500 Index is a capitalization-weighted index of 500 stocks. The Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Index is unmanaged and reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.
6 The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those securities in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.
7 The Lipper Large-Cap Growth Funds Average represents the average performance of 729 mutual funds classified by Lipper, Inc. in the Large-Cap Growth category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. The Average is not intended to imply the Fund's past or future performance. A direct investment in the Average is not possible. The chart assumes $10,000 invested in the Lipper Large-Cap Growth Funds Average at that month's end, April 30, 1995.

SECTOR WEIGHTINGS AT SEPTEMBER 30, 2002

[PIE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

Consumer Cyclical                        23%
Consumer Non-Cyclical                     9%
Financial                                12%
Health Care                              34%
Industrial                                5%
Services                                  6%
Technology                                9%
Transportation                            2%

% of Total Portfolio Investments in Common Stock


TOP TEN HOLDINGS AT SEPTEMBER 30, 2002*

Procter & Gamble                                  3.7%
Forest Laboratories                               3.6%
Quest Diagnostics                                 3.5%
UnitedHealth Group                                3.5%
Bed Bath & Beyond                                 3.4%
WellPoint Health Networks                         3.0%
Microsoft                                         3.0%
HCA                                               2.9%
Wal-Mart Stores                                   2.9%
Johnson & Johnson                                 2.9%
-----------------------------------------------------------------------------
Total Top Ten Holdings                           32.4%

*As a % of Common Stock

PBHG FUNDS


STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of September 30, 2002 (UNAUDITED)

 PBHG LARGE CAP GROWTH FUND PBHLX

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 89.2%
CONSUMER CYCLICAL -- 20.2%
CASINO SERVICES -- 1.0%
International Game Technology*         27,000    $      1,867
                                                 ------------
                                                        1,867
--------------------------------------------------------------------------------
CRUISE LINES -- 1.4%
Carnival                               96,200           2,415
                                                 ------------
                                                        2,415
--------------------------------------------------------------------------------
ENTERTAINMENT SOFTWARE -- 2.2%
Electronic Arts*                       59,569           3,929
                                                 ------------
                                                        3,929
--------------------------------------------------------------------------------
MOTORCYCLE/MOTOR SCOOTER -- 1.5%
Harley-Davidson                        57,900           2,690
                                                 ------------
                                                        2,690
--------------------------------------------------------------------------------
RETAIL-BEDDING -- 3.0%
Bed Bath & Beyond*                    166,700           5,430
                                                 ------------
                                                        5,430
--------------------------------------------------------------------------------
RETAIL-BUILDING PRODUCTS -- 1.2%
Lowe's                                 51,500           2,132
                                                 ------------
                                                        2,132
--------------------------------------------------------------------------------
RETAIL-DISCOUNT -- 3.8%
Costco Wholesale*                      65,300           2,114
Wal-Mart Stores                        95,200           4,687
                                                 ------------
                                                        6,801
--------------------------------------------------------------------------------
RETAIL-DRUG STORE -- 2.0%
Walgreen                              118,400           3,642
                                                 ------------
                                                        3,642
--------------------------------------------------------------------------------
RETAIL-REGIONAL DEPARTMENT STORE -- 2.1%
Kohl's*                                61,000           3,709
                                                 ------------
                                                        3,709
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 0.9%
Starbucks*                             81,500           1,682
                                                 ------------
                                                        1,682
--------------------------------------------------------------------------------
TOYS -- 1.1%
Mattel                                108,000           1,945
                                                 ------------
                                                        1,945
                                                 ------------
TOTAL CONSUMER CYCLICAL (COST $37,564)                 36,242
                                                 ------------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 7.8%
BEVERAGES-NON-ALCOHOLIC -- 1.1%
Coca-Cola                              40,100           1,923
                                                 ------------
                                                        1,923
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
BREWERY -- 2.1%
Anheuser-Busch                         74,500    $      3,770
                                                 ------------
                                                        3,770
--------------------------------------------------------------------------------
COSMETICS & TOILETRIES -- 3.3%
Procter & Gamble                       65,500           5,855
                                                 ------------
                                                        5,855
--------------------------------------------------------------------------------
FOOD-RETAIL -- 1.3%
Kroger*                               173,500           2,446
                                                 ------------
                                                        2,446
                                                 ------------
TOTAL CONSUMER NON-CYCLICAL (COST $15,219)             13,994
                                                 ------------
--------------------------------------------------------------------------------
FINANCIAL -- 11.1%
FINANCE-CONSUMER LOANS -- 1.6%
SLM                                    30,900           2,878
                                                 ------------
                                                        2,878
--------------------------------------------------------------------------------
FINANCE-MORTGAGE LOAN/BANKER -- 3.9%
Fannie Mae                             48,200           2,870
Freddie Mac                            72,500           4,053
                                                 ------------
                                                        6,923
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 1.0%
American International Group           31,707           1,734
                                                 ------------
                                                        1,734
--------------------------------------------------------------------------------
SUPER-REGIONAL BANKS-US -- 4.6%
Bank of America                        55,200           3,522
Fifth Third Bancorp                    49,500           3,031
Wells Fargo                            36,600           1,762
                                                 ------------
                                                        8,315
                                                 ------------
TOTAL FINANCIAL (COST $22,072)                         19,850
                                                 ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 30.1%
MEDICAL INSTRUMENTS -- 2.1%
Boston Scientific*                     76,400           2,411
Guidant*                               44,000           1,422
                                                 ------------
                                                        3,833
--------------------------------------------------------------------------------
MEDICAL LABS & TESTING SERVICES -- 4.9%
Laboratory Corporation of
   America Holdings*                   96,700           3,266
Quest Diagnostics*                     90,000           5,538
                                                 ------------
                                                        8,804
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 2.6%
Johnson & Johnson                      84,200           4,553
                                                 ------------
                                                        4,553
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 3.3%
Amgen*                                 88,700           3,699
Idec Pharmaceuticals*                  54,000           2,242
                                                 ------------
                                                        5,941
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2002 (UNAUDITED)
                                                PBHG LARGE CAP GROWTH FUND PBHLX

                                                       Market
Description                           Shares         Value (000
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 5.0%
Forest Laboratories*                   70,800    $      5,806
Pfizer                                107,600           3,123
                                                 ------------
                                                        8,929
--------------------------------------------------------------------------------
MEDICAL-HMO -- 6.6%
Anthem*                                22,100           1,437
UnitedHealth Group                     63,200           5,512
WellPoint Health Networks*             65,500           4,801
                                                 ------------
                                                       11,750
--------------------------------------------------------------------------------
MEDICAL-HOSPITALS -- 3.9%
HCA                                    98,700           4,699
Tenet Healthcare*                      45,750           2,265
                                                 ------------
                                                        6,964
--------------------------------------------------------------------------------
MEDICAL-WHOLESALE DRUG DISTRIBUTORS-- 1.7%
AmerisourceBergen                      42,600           3,042
                                                 ------------
                                                        3,042
                                                 ------------
TOTAL HEALTH CARE (COST $49,320)                       53,816
                                                 ------------
--------------------------------------------------------------------------------
INDUSTRIAL -- 4.6%
AEROSPACE/DEFENSE -- 4.6%
Lockheed Martin                        69,900           4,520
Northrop Grumman                       29,600           3,672
                                                 ------------
                                                        8,192
                                                 ------------
TOTAL INDUSTRIAL (COST $7,828)                          8,192
                                                 ------------
--------------------------------------------------------------------------------
SERVICES -- 5.2%
COMMERCIAL SERVICES-FINANCE -- 2.0%
Concord EFS*                           55,100             875
Moody's                                56,900           2,760
                                                 ------------
                                                        3,635
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 1.4%
DST Systems*                           82,600           2,434
                                                 ------------
                                                        2,434
--------------------------------------------------------------------------------
SCHOOLS -- 1.8%
Apollo Group, Cl A*                    74,300           3,227
                                                 ------------
                                                        3,227
                                                 ------------
TOTAL SERVICES (COST $9,527)                            9,296
                                                 ------------
--------------------------------------------------------------------------------
TECHNOLOGY -- 8.4%
APPLICATIONS SOFTWARE -- 2.7%
Microsoft*                            108,400           4,742
                                                 ------------
                                                        4,742
--------------------------------------------------------------------------------
CELLULAR TELECOMMUNICATIONS -- 1.1%
Nextel Communications*                262,131           1,979
                                                 ------------
                                                        1,979
--------------------------------------------------------------------------------

                                    Shares/Face        Market
Description                        Amount (000)      Value (000)
--------------------------------------------------------------------------------
COMPUTERS -- 1.4%
Dell Computer*                        110,000    $      2,586
                                                 ------------
                                                        2,586
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 0.7%
First Data                             47,800           1,336
                                                 ------------
                                                        1,336
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 1.8%
Intel                                 157,000           2,181
Texas Instruments                      70,100           1,035
                                                 ------------
                                                        3,216
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 0.7%
Applied Materials*                    107,100           1,237
                                                 ------------
                                                        1,237
--------------------------------------------------------------------------------
TOTAL TECHNOLOGY (COST $19,349)                        15,096
                                                 ------------
--------------------------------------------------------------------------------
TRANSPORTATION -- 1.8%
TRANSPORT-SERVICES -- 1.8%
United Parcel Service                  51,200           3,201
                                                 ------------
                                                        3,201
                                                 ------------
TOTAL TRANSPORTATION (COST $3,255)                      3,201
                                                 ------------
TOTAL COMMON STOCK (COST $164,134)                    159,687
                                                 ------------
--------------------------------------------------------------------------------
INVESTMENT COMPANIES -- 6.6%
INDEX FUND-LARGE CAP -- 6.6%
Nasdaq-100 Index Tracking Stock*      250,400           5,196
SPDR Trust Series 1                    52,400           4,286
Technology Select Sector SPDR Fund*   197,100           2,331
                                                 ------------
                                                       11,813
                                                 ------------
TOTAL INVESTMENT COMPANIES (COST $15,418)              11,813
                                                 ------------
--------------------------------------------------------------------------------
CONVERTIBLE BOND -- 0.0%
MicroStrategy, Series A
   7.500%, 06/24/07                      $103              21
                                                 ------------
                                                           21
                                                 ------------
TOTAL CONVERTIBLE BOND (COST $0)                           21
                                                 ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 6.2%
UBS Warburg LLC
   1.88%, dated 09/30/02, matures
   10/01/02, repurchase price
   $11,152,226 (collateralized by
   U.S. Government Obligations:
   total market value $11,378,295) (A) 11,152          11,152
                                                 ------------
TOTAL REPURCHASE AGREEMENT (COST $11,152)              11,152
                                                 ------------
TOTAL INVESTMENTS-- 102.0% (COST $190,704)            182,673
                                                 ------------
--------------------------------------------------------------------------------

PBHG FUNDS
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of September 30, 2002 (UNAUDITED)
 PBHG LARGE CAP GROWTH FUND PBHLX

                                                       Market
Description                                          Value (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET-- (2.0)%
Payable for Administrative Fees                  $        (23)
Payable for Investment Advisory Fees                     (115)
Payable for Investment Securities Purchased            (4,056)
Other Assets and Liabilities, Net                         663
                                                 ------------
TOTAL OTHER ASSETS AND LIABILITIES, NET                (3,531)
                                                 ------------
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of PBHG Class ($0.001 par value)
   based on 11,999,863 outstanding shares
   of common stock                                    382,513
Fund Shares of Advisor Class ($0.001 par value)
   based on 7,213 outstanding shares
   of common stock                                        195
Accumulated net investment loss                          (669)
Accumulated net realized loss on investments         (194,866)
Unrealized depreciation on investments                 (8,031)
                                                 ------------
TOTAL NET ASSETS-- 100.0%                        $    179,142
                                                 ============
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE-- PBHG CLASS                        $14.92
                                                       ======
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE-- ADVISOR CLASS                     $14.86
                                                       ======

* Non-income producing security.
(A) -- Tri-party repurchase agreement
Cl -- Class
LLC -- Limited Liability Company
SPDR -- Standard & Poor's 500 Composite Index Depositary Receipt

The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS

                                                   PBHG LIMITED FUND (UNAUDITED)

                                                         PBHG LIMITED FUND PBLDX


INVESTMENT FOCUS
STYLE

MARKET CAPITALIZATION

          VALUE     BLEND    GROWTH
------------------------------------------
Large
------------------------------------------
Medium
------------------------------------------
Small                          X
------------------------------------------
Source: Pilgrim Baxter & Associates, Ltd.


                                                    AVERAGE ANNUAL TOTAL RETURN1
                                                      AS OF SEPTEMBER 30, 2002

                                           One     Annualized  Annualized  Annualized
                                6         Year       3 Year      5 Year     Inception
                             Months2     Return      Return      Return     to Date3
---------------------------------------------------------------------------------------------------------------------------
  PBHG Limited Fund          (43.94)%    (34.20)%   (15.73)%     (6.05)%    (0.05)%
---------------------------------------------------------------------------------------------------------------------------

                    COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE PBHG LIMITED FUND1
                   VERSUS THE RUSSELL 2000(R) GROWTH INDEX AND THE LIPPER SMALL-CAP GROWTH FUNDS AVERAGE

                                      [LINE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

                             PBHG Limited                        Russell 2000                         Lipper Small Cap Growth
                                 Fund                            Growth Index                          Funds Classification
6/30/96                         $10,000                              $10,000                                   $10,000
7/31/96                           9,950                                8,779                                     8,994
8/31/96                          10,320                                9,429                                     9,596
9/30/96                          11,010                                9,915                                    10,210
10/31/96                         10,570                                9,487                                     9,871
11/30/96                         10,560                                9,751                                    10,076
12/31/96                         11,082                                9,941                                    10,195
1/31/97                          11,273                               10,189                                    10,454
2/28/97                          10,048                                9,574                                     9,808
3/31/97                           9,085                                8,898                                     9,151
4/30/97                           8,984                                8,795                                     9,031
5/31/97                          10,741                               10,117                                    10,283
6/30/97                          11,454                               10,460                                    10,884
7/31/97                          12,016                               10,996                                    11,618
8/31/97                          12,257                               11,326                                    11,827
9/30/97                          13,622                               12,230                                    12,793
10/31/97                         13,070                               11,496                                    12,156
11/30/97                         12,809                               11,222                                    11,924
12/31/97                         12,864                               11,228                                    11,989
1/31/98                          12,708                               11,078                                    11,818
2/28/98                          13,756                               12,056                                    12,799
3/31/98                          14,606                               12,562                                    13,450
4/30/98                          14,720                               12,639                                    13,573
5/31/98                          13,621                               11,721                                    12,677
6/30/98                          14,057                               11,841                                    12,981
7/31/98                          13,154                               10,852                                    12,089
8/31/98                          10,509                                8,347                                     9,517
9/30/98                          11,691                                9,193                                    10,227
10/31/98                         11,681                                9,673                                    10,641
11/30/98                         12,770                               10,423                                    11,553
12/31/98                         14,542                               11,366                                    12,797
1/31/99                          15,053                               11,877                                    13,126
2/28/99                          13,422                               10,791                                    11,964
3/31/99                          12,998                               11,175                                    12,531
4/30/99                          12,965                               12,162                                    13,094
5/31/99                          13,966                               12,181                                    13,221
6/30/99                          15,989                               12,823                                    14,452
7/31/99                          15,380                               12,426                                    14,433
8/31/99                          15,358                               11,962                                    14,257
9/30/99                          16,663                               12,192                                    14,616
10/31/99                         18,077                               12,505                                    15,454
11/30/99                         20,524                               13,827                                    17,387
12/31/99                         24,968                               16,264                                    20,527
1/31/2000                        24,821                               16,113                                    20,332
2/29/2000                        32,988                               19,861                                    25,371
3/31/2000                        30,840                               17,774                                    24,074
4/30/2000                        26,583                               15,979                                    21,438
5/31/2000                        23,407                               14,580                                    19,674
6/30/2000                        29,946                               16,463                                    22,936
7/31/2000                        27,677                               15,052                                    21,436
8/31/2000                        30,787                               16,636                                    23,920
9/30/2000                        31,093                               15,809                                    23,037
10/31/2000                       27,704                               14,526                                    21,485
11/30/2000                       21,645                               11,888                                    17,772
12/31/2000                       23,255                               12,616                                    19,288
1/31/2001                        23,758                               13,637                                    19,784
2/28/2001                        19,914                               11,768                                    17,137
3/31/2001                        17,581                               10,698                                    15,507
4/30/2001                        20,474                               12,008                                    17,376
5/31/2001                        21,015                               12,286                                    17,754
6/30/2001                        21,537                               12,621                                    18,266
7/31/2001                        19,932                               11,544                                    17,204
8/31/2001                        18,383                               10,823                                    16,169
9/30/2001                        15,155                                9,077                                    13,677
10/31/2001                       16,666                                9,950                                    14,796
11/30/2001                       18,141                               10,780                                    15,944
12/31/2001                       19,035                               11,452                                    16,925
1/31/2002                        18,108                               11,044                                    16,392
2/28/2002                        15,667                               10,329                                    15,293
3/31/2002                        17,786                               11,227                                    16,480
4/30/2002                        16,102                               10,984                                    16,009
5/31/2002                        14,494                               10,342                                    15,212
6/30/2002                        13,188                                9,465                                    14,103
7/31/2002                        11,448                                8,010                                    12,099
8/31/2002                        11,145                                8,007                                    12,100
9/30/2002                         9,972                                7,428                                    11,316

1 Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund's investment in technology companies involves the risk of volatility. Products of technology companies may be subject to severe competition and rapid obsolescence. Securities of smaller companies involve greater risk and price volatility than larger, more established companies. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.
2 The six month return has not been annualized.
3 The PBHG Limited Fund commenced operations on June 28, 1996.
4 The Russell 2000(R) Growth Index is an unmanaged index comprised of those securities in the Russell 2000(R) Index with a greater-than-average growth orientation. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.
5 The Lipper Small-Cap Growth Funds Average represents the average performance of 459 mutual funds classified by Lipper, Inc. in the Small-Cap Growth category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. The Average is not intended to imply the Fund's past or future performance. A direct investment in the Average is not possible. The chart assumes $10,000 invested in the Lipper Small-Cap Growth Funds Average at that month's end, June 30, 1996.


SECTOR WEIGHTINGS AT SEPTEMBER 30, 2002

[PIE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

Consumer Cyclical                         17%
Consumer Non-Cyclical                      2%
Health Care                               16%
Industrial                                 2%
Services                                  27%
Technology                                35%

% of Total Portfolio Investments in Common Stock


TOP TEN HOLDINGS AT SEPTEMBER 30, 2002*

Corinthian Colleges                               4.0%
Corporate Executive Board                         3.9%
Career Education                                  3.6%
NetScreen Technologies                            3.4%
Medicis Pharmaceutical, Cl A                      3.3%
Silicon Laboratories                              3.2%
Integrated Circuit Systems                        3.2%
Quest Software                                    2.8%
Accredo Health                                    2.8%
Precise Software Solutions                        2.6%
------------------------------------------------------------------------------
Total Top Ten Holdings                           32.8%

*As a % of Common Stock

PBHG FUNDS

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of September 30, 2002 (UNAUDITED)

 PBHG LIMITED FUND PBLDX

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 87.0%
CONSUMER CYCLICAL -- 14.7%
ENTERTAINMENT SOFTWARE -- 2.8%
Activision*                            25,350    $        607
Take-Two Interactive Software*         10,500             304
THQ*                                    8,900             185
                                                 ------------
                                                        1,096
--------------------------------------------------------------------------------
RADIO -- 2.8%
Emmis Communications*                  27,700             526
Radio One*                             35,700             589
                                                 ------------
                                                        1,115
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 2.0%
AnnTaylor Stores*                      16,750             386
HOT Topic*                             21,200             382
                                                 ------------
                                                          768
--------------------------------------------------------------------------------
RETAIL-COMPUTER EQUIPMENT -- 1.2%
Electronics Boutique Holdings*         17,400             478
                                                 ------------
                                                          478
--------------------------------------------------------------------------------
RETAIL-MAIL ORDER -- 1.9%
J Jill Group*                          30,050             523
Sharper Image*                         11,500             220
                                                 ------------
                                                          743
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 3.6%
Krispy Kreme Doughnuts*                19,100             597
PF Chang's China Bistro*               14,400             418
Rare Hospitality International*        16,600             389
                                                 ------------
                                                        1,404
--------------------------------------------------------------------------------
TOYS -- 0.4%
Leapfrog Enterprises*                   7,300             138
                                                 ------------
                                                          138
                                                 ------------
TOTAL CONSUMER CYCLICAL (COST $5,750)                   5,742
                                                 ------------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 1.9%
FOOD-RETAIL -- 1.9%
Whole Foods Market*                    17,900             767
                                                 ------------
                                                          767
                                                 ------------
TOTAL CONSUMER NON-CYCLICAL (COST $439)                   767
                                                 ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 14.0%
MEDICAL INSTRUMENTS -- 2.6%
Advanced Neuromodulation Systems*      10,100             336
SurModics*                             21,300             677
                                                 ------------
                                                        1,013
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 2.7%
Integra LifeSciences Holdings*         25,000             397
Martek Biosciences*                    39,700             650
                                                 ------------
                                                        1,047
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 4.9%
Array Biopharma*                      102,200    $        796
Medicis Pharmaceutical, Cl A*          27,725           1,133
                                                 ------------
                                                        1,929
--------------------------------------------------------------------------------
MEDICAL-GENERIC DRUGS -- 1.3%
Eon Labs*                              23,800             514
                                                 ------------
                                                          514
--------------------------------------------------------------------------------
PHARMACY SERVICES -- 2.5%
Accredo Health*                        20,175             962
                                                 ------------
                                                          962
                                                 ------------
TOTAL HEALTH CARE (COST $4,202)                         5,465
                                                 ------------
--------------------------------------------------------------------------------
INDUSTRIAL -- 2.0%
CIRCUIT BOARDS -- 0.5%
Merix*                                 26,400             215
                                                 ------------
                                                          215
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS-- 0.5%
Benchmark Electronics*                  8,800             185
                                                 ------------
                                                          185
--------------------------------------------------------------------------------
LASERS-SYSTEMS/COMPONENTS -- 1.0%
Cymer*                                 20,200             377
                                                 ------------
                                                          377
                                                 ------------
TOTAL INDUSTRIAL (COST $1,384)                            777
                                                 ------------
--------------------------------------------------------------------------------
SERVICES -- 23.4%
ADVERTISING SERVICES -- 1.8%
Getty Images*                          35,600             714
                                                 ------------
                                                          714
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 6.4%
Anteon International*                  23,100             628
Cognizant Technology Solutions*        10,500             603
Factset Research Systems               28,700             762
Manhattan Associates*                  39,100             529
                                                 ------------
                                                        2,522
--------------------------------------------------------------------------------
CONSULTING SERVICES -- 5.6%
Advisory Board*                        19,600             580
Corporate Executive Board*             46,100           1,316
DiamondCluster International*          91,300             298
                                                 ------------
                                                        2,194
--------------------------------------------------------------------------------
RESEARCH & DEVELOPMENT -- 1.4%
Pharmaceutical Product Development*    27,500             532
                                                 ------------
                                                          532
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS
                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2002 (UNAUDITED)

                                                         PBHG LIMITED FUND PBLDX


                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
SCHOOLS -- 8.2%
Career Education*                      25,400    $      1,219
Corinthian Colleges*                   36,100           1,363
Strayer Education                      10,400             619
                                                 ------------
                                                        3,201
                                                 ------------
TOTAL SERVICES (COST $8,196)                            9,163
                                                 ------------
--------------------------------------------------------------------------------
TECHNOLOGY -- 31.0%
APPLICATIONS SOFTWARE -- 2.5%
Quest Software*                       102,500             963
                                                 ------------
                                                          963
--------------------------------------------------------------------------------
COMPUTER DATA SECURITY -- 2.9%
NetScreen Technologies*               105,500           1,145
                                                 ------------
                                                        1,145
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 2.4%
M-Systems Flash Disk Pioneers*         35,400             221
Sandisk*                               54,500             715
                                                 ------------
                                                          936
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 2.0%
Documentum*                            66,100             763
                                                 ------------
                                                          763
--------------------------------------------------------------------------------
DECISION SUPPORT SOFTWARE -- 4.0%
Cognos*^                               15,300             257
NETIQ*                                 27,700             402
Precise Software Solutions*            97,800             896
                                                 ------------
                                                        1,555
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 4.5%
ChipPAC*                               77,100             165
Silicon Laboratories*                  60,200           1,103
Skyworks Solutions*                   104,600             474
                                                 ------------
                                                        1,742
--------------------------------------------------------------------------------
ELECTRONIC DESIGN AUTOMATION -- 1.4%
Magma Design Automation*               29,900             267
Nassda*                                55,200             288
                                                 ------------
                                                          555
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 2.3%
Foundry Networks*                     107,700             590
Ixia*                                  79,900             328
                                                 ------------
                                                          918
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS-- 5.4%
Exar*                                  25,900             299
Integrated Circuit Systems*            68,600           1,077
Integrated Device Technology*          33,500             350
Power Integrations*                    32,100             391
                                                 ------------
                                                        2,117
--------------------------------------------------------------------------------

                                    Shares/Face        Market
Description                        Amount (000)      Value (000)
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 2.8%
ATMI*                                  29,500    $        416
Entegris*                              53,200             413
Mykrolis*                              45,800             282
                                                 ------------
                                                        1,111
--------------------------------------------------------------------------------
SOFTWARE TOOLS -- 0.8%
Altiris*                               31,900             317
                                                 ------------
                                                          317
--------------------------------------------------------------------------------
TOTAL TECHNOLOGY (COST $16,226)                        12,122
                                                 ------------
TOTAL COMMON STOCK (COST $36,197)                      34,036
                                                 ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 16.4%
Morgan Stanley
   1.83%, dated 09/30/02, matures
   10/01/02, repurchase price
   $6,421,147 (collateralized by
   U.S. Government Obligations:
   total market value $6,549,242) (A)  $6,421           6,421
                                                 ------------
TOTAL REPURCHASE AGREEMENT (COST $6,421)                6,421
                                                 ------------
TOTAL INVESTMENTS-- 103.4% (COST $42,618)              40,457
                                                 ------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET-- (3.4)%
Receivable for Investment Securities Sold               1,058
Payable for Administrative Fees                            (5)
Payable for Investment Advisory Fees                      (34)
Payable for Investment Securities Purchased            (2,313)
Other Assets and Liabilities, Net                         (28)
                                                 ------------
TOTAL OTHER ASSETS AND LIABILITIES, NET                (1,322)
                                                 ------------
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of PBHG Class ($0.001 par value)
   based on 7,429,602 outstanding shares
   of common stock                                     63,670
Accumulated net investment loss                          (344)
Accumulated net realized loss on investments          (22,030)
Unrealized depreciation on investments                 (2,161)
                                                 ------------
TOTAL NET ASSETS-- 100.0%                        $     39,135
                                                 ============
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE-- PBHG CLASS                         $5.27
                                                        =====

* Non-income producing security.
^ The fund held a Canadian domiciled security traded on the Nasdaq stock market as of September 30, 2002.
(A) -- Tri-party repurchase agreement
Cl -- Class

The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

 PBHG NEW OPPORTUNITIES FUND PBNOX
PBHG NEW OPPORTUNITIES FUND (UNAUDITED)


INVESTMENT FOCUS
STYLE

MARKET CAPITALIZATION

          VALUE     BLEND    GROWTH
------------------------------------------
Large
------------------------------------------
Medium
------------------------------------------
Small                           X
------------------------------------------
Source: Pilgrim Baxter & Associates, Ltd.

                                                    AVERAGE ANNUAL TOTAL RETURN1
                                                      AS OF SEPTEMBER 30, 2002

                                                     One       Annualized    Annualized
                                        6           Year         3 Year       Inception
                                     Months2       Return        Return       to Date3
---------------------------------------------------------------------------------------------------------------------------
  PBHG New Opportunities Fund       (31.48)%      (15.53)%        3.48%        25.11%
---------------------------------------------------------------------------------------------------------------------------



        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE PBHG NEW OPPORTUNITIES FUND1
            VERSUS THE RUSSELL 2000(R) GROWTH INDEX AND THE LIPPER SMALL-CAP GROWTH FUNDS AVERAGE

                                [LINE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

                             PBHG                                   Russell 2000                            Lipper Mid-Cap
                     New Opportunities 731                           Growth Index                        Growth Funds Average
2/12/99                      $10,000                                     $10,000                                 $10,000
2/28/99                       10,399                                      14,461                                  10,000
3/31/99                       12,182                                      14,976                                  10,474
4/30/99                       12,618                                      16,299                                  10,944
5/31/99                       13,306                                      16,324                                  11,050
6/30/99                       17,944                                      17,184                                  12,079
7/31/99                       19,519                                      16,653                                  12,064
8/31/99                       19,808                                      16,030                                  11,916
9/30/99                       20,355                                      16,339                                  12,217
10/31/99                      25,769                                      16,758                                  12,917
11/30/99                      34,645                                      18,530                                  14,533
12/31/99                      53,900                                      21,796                                  17,157
1/31/2000                     56,972                                      21,593                                  16,994
2/29/2000                     85,782                                      26,617                                  21,205
3/31/2000                     76,739                                      23,819                                  20,122
4/30/2000                     55,596                                      21,414                                  17,918
5/31/2000                     52,462                                      19,539                                  16,444
6/30/2000                     69,860                                      22,063                                  19,170
7/31/2000                     55,838                                      20,172                                  17,916
8/31/2000                     62,904                                      22,294                                  19,993
9/30/2000                     61,935                                      21,186                                  19,255
10/31/2000                    59,668                                      19,467                                  17,957
11/30/2000                    44,575                                      15,932                                  14,854
12/31/2000                    51,376                                      16,907                                  16,121
1/31/2001                     50,406                                      18,275                                  16,536
2/28/2001                     41,341                                      15,770                                  14,323
3/31/2001                     35,012                                      14,336                                  12,961
4/30/2001                     37,281                                      16,092                                  14,523
5/31/2001                     38,101                                      16,464                                  14,839
6/30/2001                     39,929                                      16,913                                  15,267
7/31/2001                     35,251                                      15,470                                  14,380
8/31/2001                     32,667                                      14,504                                  13,514
9/30/2001                     26,703                                      12,164                                  11,432
10/31/2001                    30,107                                      13,334                                  12,367
11/30/2001                    31,570                                      14,447                                  13,326
12/31/2001                    35,604                                      15,347                                  14,146
1/31/2002                     34,230                                      14,801                                  13,700
2/28/2002                     30,170                                      13,843                                  12,782
3/31/2002                     32,919                                      15,046                                  13,774
4/30/2002                     31,557                                      14,720                                  13,380
5/31/2002                     30,498                                      13,860                                  12,714
6/30/2002                     28,683                                      12,684                                  11,787
7/31/2002                     24,333                                      10,735                                  10,112
8/31/2002                     24,005                                      10,730                                  10,113
9/30/2002                     22,555                                       9,955                                   9,458

1 Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund's investment in technology companies involves the risk of volatility. Products of technology companies may be subject to severe competition and rapid obsolescence. Securities of smaller companies involve greater risk and price volatility than larger, more established companies. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.
2 The six month return has not been annualized.
3 The PBHG New Opportunities Fund commenced operations on February 12, 1999.
4 The Russell 2000(R) Growth Index is an unmanaged index comprised of those securities in the Russell 2000(R) Index with a greater-than-average growth orientation. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.
5 The Lipper Small-Cap Growth Funds Average represents the average performance of 459 mutual funds classified by Lipper, Inc. in the Small-Cap Growth category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. The Average is not intended to imply the Fund's past or future performance. A direct investment in the Average is not possible. The chart assumes $10,000 invested in the Lipper Small-Cap Growth Funds Average at that month's end, February 28, 1999.


SECTOR WEIGHTINGS AT SEPTEMBER 30, 2002

[PIE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

Consumer Cyclical                   13%
Energy                               4%
Health Care                         31%
Industrial                           8%
Services                            23%
Technology                          21%

% of Total Portfolio Investments in Common Stock


TOP TEN HOLDINGS AT SEPTEMBER 30, 2002*

Veridian                                          4.2%
Corinthian Colleges                               3.9%
AC Moore Arts & Crafts                            3.9%
Odyssey HealthCare                                3.8%
SRA International                                 3.6%
Wright Medical Group                              3.5%
CACI International                                3.4%
Career Education                                  3.3%
Taro Pharmaceuticals Industries                   3.2%
FTI Consulting                                    3.2%
--------------------------------------------------------------------------------
Total Top Ten Holdings                           36.0%

*As a % of Common Stock

                                                                      PBHG FUNDS

                                               PBHG NEW OPPORTUNITIES FUND PBNOX

                                                         STATEMENT OF NET ASSETS

--------------------------------------------------------------------------------
                                            As of September 30, 2002 (UNAUDITED)

                                                        Market
Description                           Shares          Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 88.8%
CONSUMER CYCLICAL -- 11.6%
RETAIL-APPAREL/SHOE -- 2.7%
Aeropostale*                           12,000    $        185
Pacific Sunwear of California*         29,800             606
                                                 ------------
                                                          791
--------------------------------------------------------------------------------
RETAIL-ARTS & CRAFTS -- 3.4%
AC Moore Arts & Crafts*                48,000           1,014
                                                 ------------
                                                        1,014
--------------------------------------------------------------------------------
RETAIL-MAIL ORDER -- 1.8%
J Jill Group*                          29,800             519
                                                 ------------
                                                          519
--------------------------------------------------------------------------------
RETAIL-MISCELLANEOUS/DIVERSIFIED -- 1.0%
Blue Rhino*                            19,600             300
                                                 ------------
                                                          300
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 2.7%
PF Chang's China Bistro*               28,000             813
                                                 ------------
                                                          813
                                                 ------------
TOTAL CONSUMER CYCLICAL (COST $3,491)                   3,437
                                                 ------------
--------------------------------------------------------------------------------
ENERGY -- 3.4%
OIL & GAS DRILLING -- 1.3%
Atwood Oceanics*                       13,000             380
                                                 ------------
                                                          380
--------------------------------------------------------------------------------
OIL-FIELD SERVICES -- 2.1%
Oceaneering International*             23,900             609
                                                 ------------
                                                          609
                                                 ------------
TOTAL ENERGY (COST $1,259)                                989
                                                 ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 27.5%
DIAGNOSTIC EQUIPMENT -- 2.2%
Immucor*                               40,000             650
                                                 ------------
                                                          650
--------------------------------------------------------------------------------
DISPOSABLE MEDICAL PRODUCTS -- 5.0%
ICU Medical*                           20,000             730
Merit Medical Systems*                 39,000             753
                                                 ------------
                                                        1,483
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 2.3%
Endocare*                              47,000             673
                                                 ------------
                                                          673
--------------------------------------------------------------------------------
MEDICAL LABS & TESTING SERVICES -- 2.8%
Inveresk Research Group*               43,800             828
                                                 ------------
                                                          828
--------------------------------------------------------------------------------

                                                       Market
Description                             Shares       Value (000)
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 6.5%
American Medical Systems Holdings*     27,600   $         573
Possis Medical*                        40,900             417
Wright Medical Group*                  48,500             923
                                                 ------------
                                                        1,913
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 0.5%
Martek Biosciences*                     9,800             161
                                                 ------------
                                                          161
--------------------------------------------------------------------------------
MEDICAL-GENERIC DRUGS -- 2.8%
Taro Pharmaceuticals Industries*       25,000             844
                                                 ------------
                                                          844
--------------------------------------------------------------------------------
MEDICAL-HOSPITALS -- 2.1%
United Surgical Partners International*28,000             619
                                                 ------------
                                                          619
--------------------------------------------------------------------------------
MEDICAL-OUTPATIENT/HOME MEDICAL -- 3.3%
Odyssey HealthCare*                    33,000             988
                                                 ------------
                                                          988
                                                 ------------
TOTAL HEALTH CARE (COST $7,493)                         8,159
                                                 ------------
--------------------------------------------------------------------------------
INDUSTRIAL -- 7.2%
AEROSPACE/DEFENSE-EQUIPMENT -- 3.7%
Veridian*                              44,000           1,099
                                                 ------------
                                                        1,099
--------------------------------------------------------------------------------
BATTERIES/BATTERY SYSTEMS -- 2.3%
Wilson Greatbatch Technologies*        24,200             673
                                                 ------------
                                                          673
--------------------------------------------------------------------------------
ELECTRONIC MEASURING INSTRUMENTS -- 1.2%
Itron*                                 19,500             359
                                                 ------------
                                                          359
                                                 ------------
TOTAL INDUSTRIAL (COST $1,861)                          2,131
                                                 ------------
--------------------------------------------------------------------------------
SERVICES -- 20.1%
COMPUTER SERVICES -- 6.9%
CACI International*                    25,100             890
Manhattan Associates*                  15,000             203
SRA International*                     33,200             950
                                                 ------------
                                                        2,043
--------------------------------------------------------------------------------
CONSULTING SERVICES -- 6.8%
Advisory Board*                        27,900             826
Corporate Executive Board*             12,700             363
FTI Consulting*                        20,900             831
                                                 ------------
                                                        2,020
--------------------------------------------------------------------------------

PBHG FUNDS

 PBHG NEW OPPORTUNITIES FUND PBNOX
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of September 30, 2002 (UNAUDITED)
                                                       Market
Description                            Shares        Value (000)
--------------------------------------------------------------------------------
SCHOOLS -- 6.4%
Career Education*                      18,200    $        874
Corinthian Colleges*                   27,200           1,026
                                                 ------------
                                                        1,900
                                                 ------------
TOTAL SERVICES (COST $4,706)                            5,963
                                                 ------------
--------------------------------------------------------------------------------
TECHNOLOGY -- 19.0%
APPLICATIONS SOFTWARE -- 1.3%
Quest Software*                        39,600             372
                                                 ------------
                                                          372
--------------------------------------------------------------------------------
COMPUTER DATA SECURITY -- 2.4%
NetScreen Technologies*                64,600             701
                                                 ------------
                                                          701
--------------------------------------------------------------------------------
DECISION SUPPORT SOFTWARE -- 1.5%
Precise Software Solutions*            47,600             436
                                                 ------------
                                                          436
--------------------------------------------------------------------------------
E-SERVICES/CONSULTING -- 1.2%
Websense*                              30,000             348
                                                 ------------
                                                          348
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 5.5%
Cree*                                  53,500             669
Omnivision Technologies*               61,100             402
Silicon Laboratories*                  30,000             550
                                                 ------------
                                                        1,621
--------------------------------------------------------------------------------
ELECTRONIC DESIGN AUTOMATION -- 2.2%
Verisity*                              55,000             657
                                                 ------------
                                                          657
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 0.5%
Foundry Networks*                      30,000             165
                                                 ------------
                                                          165
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS-- 3.4%
O2Micro International*                 87,300             688
Power Integrations*                    27,100             330
                                                 ------------
                                                        1,018
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 1.0%
Intrado*                               32,100             310
                                                 ------------
                                                          310
                                                 ------------
TOTAL TECHNOLOGY (COST $7,244)                          5,628
                                                 ------------
TOTAL COMMON STOCK (COST $26,054)                      26,307
--------------------------------------------------------------------------------

                                       Face            Market
Description                        Amount (000)      Value (000)
--------------------------------------------------------------------------------
CONVERTIBLE BOND -- 0.5%
MicroStrategy, Series A
   7.500%, 06/24/07                  $    720    $        148
                                                 ------------
                                                          148
--------------------------------------------------------------------------------
TOTAL CONVERTIBLE BOND (COST $0)                          148
                                                 ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 8.7%
Barclays
   1.89%, dated 09/30/02, matures
   10/01/02, repurchase price
   $2,575,616 (collateralized by
   U.S. Government Obligations:
   total market value $2,627,957) (A)   2,575           2,575
                                                 ------------
TOTAL REPURCHASE AGREEMENT (COST $2,575)                2,575
                                                 ------------
TOTAL INVESTMENTS-- 98.0% (COST $28,629)               29,030
                                                 ------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- 2.0%
Receivable for Investment Securities Sold               1,009
Payable for Administrative Fees                            (4)
Payable for Investment Advisory Fees                      (26)
Payable for Investment Securities Purchased              (378)
Other Assets and Liabilities, Net                           4
                                                 ------------
TOTAL OTHER ASSETS AND LIABILITIES, NET                   605
                                                 ------------
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of PBHG Class ($0.001 par value)
   based on 1,656,251 outstanding shares
   of common stock                                     60,657
Accumulated net investment loss                          (208)
Accumulated net realized loss on investments          (31,215)
Unrealized appreciation on investments                    401
                                                 ------------
TOTAL NET ASSETS-- 100.0%                        $     29,635
                                                 ============
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE-- PBHG CLASS                        $17.89
                                                       ======
* Non-income producing security
(A)-- Tri-party repurchase agreement

The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS

                                             PBHG SELECT EQUITY FUND (UNAUDITED)

                                                   PBHG SELECT EQUITY FUND PBHEX


INVESTMENT FOCUS
STYLE

MARKET CAPITALIZATION

          VALUE     BLEND    GROWTH
------------------------------------------
Large                           X
------------------------------------------
Medium
------------------------------------------
Small
------------------------------------------
Source: Pilgrim Baxter & Associates, Ltd.

                                                    AVERAGE ANNUAL TOTAL RETURN1
                                                      AS OF SEPTEMBER 30, 2002

                                                 One       Annualized    Annualized    Annualized
                                      6         Year         3 Year        5 Year       Inception
                                   Months2     Return        Return        Return       to Date3
---------------------------------------------------------------------------------------------------------------------------
  PBHG Select Equity Fund         (31.40)%    (25.64)%      (13.01)%       (3.39)%        9.10%
---------------------------------------------------------------------------------------------------------------------------

                 COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE PBHG SELECT EQUITY FUND1
                        VERSUS THE S&P 500 INDEX AND THE LIPPER MULTI-CAP GROWTH FUNDS AVERAGE

                                      [LINE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

                              PBHG Select                      S&P 500                         Lipper Multi-Cap Growth
                              Equity Fund                  Composite Index                      Funds Classification
4/5/95                           $10,000                       $10,000                                 $10,000
4/30/95                           10,210                        10,189                                  10,000
5/31/95                           10,620                        10,595                                  10,259
6/30/95                           11,930                        10,841                                  10,976
7/31/95                           13,680                        11,201                                  11,755
8/31/95                           14,240                        11,229                                  11,875
9/30/95                           14,850                        11,702                                  12,241
10/31/95                          15,300                        11,661                                  11,988
11/30/95                          15,690                        12,172                                  12,416
12/31/95                          15,836                        12,406                                  12,445
1/31/96                           16,184                        12,828                                  12,541
2/29/96                           17,382                        12,947                                  13,000
3/31/96                           17,690                        13,072                                  13,133
4/30/96                           19,206                        13,265                                  13,906
5/31/96                           20,804                        13,606                                  14,388
6/30/96                           20,015                        13,658                                  13,926
7/31/96                           18,059                        13,055                                  12,707
8/31/96                           19,257                        13,331                                  13,360
9/30/96                           21,562                        14,080                                  14,328
10/31/96                          20,322                        14,468                                  14,157
11/30/96                          20,793                        15,561                                  14,817
12/31/96                          20,269                        15,253                                  14,572
1/31/97                           20,765                        16,205                                  15,327
2/28/97                           18,324                        16,332                                  14,596
3/31/97                           16,461                        15,663                                  13,716
4/30/97                           16,927                        16,597                                  14,014
5/31/97                           19,203                        17,607                                  15,414
6/30/97                           19,979                        18,395                                  15,992
7/31/97                           21,852                        19,858                                  17,504
8/31/97                           20,765                        18,747                                  17,163
9/30/97                           22,804                        19,773                                  18,315
10/31/97                          21,231                        19,113                                  17,491
11/30/97                          20,600                        19,997                                  17,438
12/31/97                          21,655                        20,340                                  17,531
1/31/98                           21,221                        20,565                                  17,545
2/28/98                           23,383                        22,047                                  19,045
3/31/98                           24,987                        23,176                                  20,039
4/30/98                           24,935                        23,409                                  20,305
5/31/98                           23,476                        23,007                                  19,389
6/30/98                           26,466                        23,941                                  20,557
7/31/98                           24,325                        23,686                                  19,973
8/31/98                           19,596                        20,266                                  16,436
9/30/98                           21,490                        21,564                                  17,902
10/31/98                          20,196                        23,318                                  18,793
11/30/98                          21,707                        24,732                                  20,372
12/31/98                          25,773                        26,157                                  23,057
1/31/99                           26,115                        27,251                                  24,722
2/28/99                           23,745                        26,404                                  23,325
3/31/99                           26,829                        27,460                                  25,037
4/30/99                           25,897                        28,524                                  25,640
5/31/99                           24,790                        27,850                                  25,122
6/30/99                           26,942                        29,396                                  27,014
7/31/99                           26,363                        28,479                                  26,571
8/31/99                           28,318                        28,336                                  26,858
9/30/99                           29,157                        27,560                                  27,076
10/31/99                          35,023                        29,304                                  29,144
11/30/99                          44,490                        29,899                                  32,096
12/31/99                          67,241                        31,660                                  38,057
1/31/2000                         70,543                        30,070                                  37,166
2/29/2000                        101,120                        29,501                                  43,841
3/31/2000                         91,437                        32,387                                  43,267
4/30/2000                         71,213                        31,412                                  39,152
5/31/2000                         63,034                        30,768                                  36,357
6/30/2000                         86,290                        31,526                                  40,494
7/31/2000                         83,575                        31,033                                  39,328
8/31/2000                         97,524                        32,961                                  43,874
9/30/2000                         89,239                        31,221                                  41,654
10/31/2000                        77,124                        31,089                                  38,443
11/30/2000                        51,729                        28,638                                  31,796
12/31/2000                        50,732                        28,778                                  32,381
1/31/2001                         52,922                        29,799                                  33,395
2/28/2001                         40,987                        27,082                                  27,951
3/31/2001                         32,706                        25,366                                  24,659
4/30/2001                         37,677                        27,337                                  27,692
5/31/2001                         37,369                        27,520                                  27,381
6/30/2001                         37,246                        26,851                                  26,935
7/31/2001                         33,887                        26,586                                  25,516
8/31/2001                         30,072                        24,922                                  23,291
9/30/2001                         25,815                        22,910                                  20,109
10/31/2001                        27,341                        23,346                                  21,404
11/30/2001                        30,220                        25,137                                  23,568
12/31/2001                        30,011                        25,358                                  23,941
1/31/2002                         28,510                        24,988                                  23,237
2/28/2002                         26,639                        24,506                                  21,836
3/31/2002                         27,981                        25,428                                  23,032
4/30/2002                         26,492                        23,886                                  21,666
5/31/2002                         25,286                        23,710                                  20,999
6/30/2002                         23,243                        22,021                                  19,107
7/31/2002                         21,078                        20,304                                  17,445
8/31/2002                         20,401                        20,438                                  17,345
9/30/2002                         19,195                        18,216                                  15,998

1 Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund's investment in technology companies involves the risk of volatility. Products of technology companies may be subject to severe competition and rapid obsolescence. Securities of small and medium companies involve greater risk and price volatility than larger, more established companies. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.
2 The six month return has not been annualized.
3 The PBHG Select Equity Fund commenced operations on April 5, 1995.
4 The S&P 500 Index is a capitalization-weighted index of 500 stocks. The Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Index is unmanaged and reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.
5 The Lipper Multi-Cap Growth Funds Average represents the average performance of 430 mutual funds classified by Lipper, Inc. in the Multi-Cap Growth category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. The Average is not intended to imply the Fund's past or future performance. A direct investment in the Average is not possible. The chart assumes $10,000 invested in the Lipper Multi-Cap Growth Funds Average at that month's end, April 30, 1995.

SECTOR WEIGHTINGS AT SEPTEMBER 30,
2002 [PIE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

Consumer Cyclical            19%
Financial                     9%
Health Care                  38%
Industrial                    3%
Services                     11%
Technology                   20%

% of Total Portfolio Investments in Common Stock


TOP TEN HOLDINGS AT SEPTEMBER 30, 2002*

Forest Laboratories                               6.2%
Microsoft                                         5.6%
Weight Watchers International                     5.5%
Apollo Group, Cl A                                5.2%
Dell Computer                                     5.1%
SLM                                               5.1%
Anthem                                            5.1%
Boston Scientific                                 5.1%
Kohl's                                            4.6%
Wal-Mart Stores                                   4.6%
--------------------------------------------------------------------------------
Total Top Ten Holdings                           52.1%

*As a % of Common Stock

PBHG FUNDS

 PBHG SELECT EQUITY FUND PBHEX
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of September 30, 2002 (UNAUDITED)


                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 86.6%
CONSUMER CYCLICAL -- 16.3%
ENTERTAINMENT SOFTWARE -- 4.8%
Activision*                           165,300    $      3,956
Electronic Arts*                      116,500           7,684
                                                 ------------
                                                       11,640
--------------------------------------------------------------------------------
MOTORCYCLE/MOTOR SCOOTER -- 3.3%
Harley-Davidson                       172,000           7,989
                                                 ------------
                                                        7,989
--------------------------------------------------------------------------------
RETAIL-DISCOUNT -- 3.9%
Wal-Mart Stores                       196,300           9,666
                                                 ------------
                                                        9,666
--------------------------------------------------------------------------------
RETAIL-REGIONAL DEPARTMENT STORE -- 4.0%
Kohl's*                               159,500           9,699
                                                 ------------
                                                        9,699
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 0.3%
Cheesecake Factory*                    25,000             746
                                                 ------------
                                                          746
                                                 ------------
TOTAL CONSUMER CYCLICAL (COST $42,782)                 39,740
                                                 ------------
--------------------------------------------------------------------------------
FINANCIAL -- 7.4%
FINANCE-CONSUMER LOANS -- 4.4%
SLM                                   115,800          10,785
                                                 ------------
                                                       10,785
--------------------------------------------------------------------------------
FINANCE-MORTGAGE LOAN/BANKER -- 3.0%
Countrywide Credit Industry           125,000           5,894
Fannie Mae                             23,800           1,417
                                                 ------------
                                                        7,311
                                                 ------------
TOTAL FINANCIAL (COST $18,692)                         18,096
                                                 ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 33.3%
DENTAL SUPPLIES & EQUIPMENT -- 3.1%
Patterson Dental*                     146,700           7,508
                                                 ------------
                                                        7,508
--------------------------------------------------------------------------------
DIALYSIS CENTERS -- 1.0%
DaVita*                               106,700           2,518
                                                 ------------
                                                        2,518
--------------------------------------------------------------------------------
MEDICAL IMAGING SYSTEMS -- 2.7%
CTI Molecular Imaging*                262,600           6,644
                                                 ------------
                                                        6,644
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 4.4%
Boston Scientific*                    340,400          10,743
                                                 ------------
                                                       10,743
--------------------------------------------------------------------------------

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 5.0%
Baxter International                   90,000    $      2,749
Varian Medical Systems*               148,800           6,397
Zimmer Holdings*                       77,400           2,968
                                                 ------------
                                                       12,114
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 3.7%
Idec Pharmaceuticals*                 218,100           9,056
                                                 ------------
                                                        9,056
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 9.0%
Forest Laboratories*                  160,800          13,187
Pfizer                                300,000           8,706
                                                 ------------
                                                       21,893
--------------------------------------------------------------------------------
MEDICAL-HMO -- 4.4%
Anthem*                               165,300          10,744
                                                 ------------
                                                       10,744
                                                 ------------
TOTAL HEALTH CARE (COST $76,097)                       81,220
                                                 ------------
--------------------------------------------------------------------------------
INDUSTRIAL -- 2.9%
ELECTRONICS-MILITARY -- 2.9%
L-3 Communications Holdings*          136,600           7,199
                                                 ------------
                                                        7,199
                                                 ------------
TOTAL INDUSTRIAL (COST $7,465)                          7,199
                                                 ------------
--------------------------------------------------------------------------------
SERVICES -- 9.2%
COMMERCIAL SERVICES -- 4.7%
Weight Watchers International*        268,400          11,638
                                                 ------------
                                                       11,638
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 0.0%
MicroStrategy*                              1              --
                                                 ------------
                                                           --
--------------------------------------------------------------------------------
SCHOOLS -- 4.5%
Apollo Group, Cl A*                   251,450          10,920
                                                 ------------
                                                       10,920
                                                 ------------
TOTAL SERVICES (COST $18,429)                          22,558
                                                 ------------
--------------------------------------------------------------------------------
TECHNOLOGY -- 17.5%
APPLICATIONS SOFTWARE -- 4.8%
Microsoft*                            270,000          11,810
                                                 ------------
                                                       11,810
--------------------------------------------------------------------------------
COMPUTERS -- 4.4%
Dell Computer*                        462,800          10,880
                                                 ------------
                                                       10,880
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 0.1%
Brocade Communications Systems*        20,000             151
                                                 ------------
                                                          151
-------------------------------------------------------------

                                                                      PBHG FUNDS

                                                   PBHG SELECT EQUITY FUND PBHEX

                                                         STATEMENT OF NET ASSETS
                                            As of September 30, 2002 (UNAUDITED)

                                     Shares/Face       Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 8.2%
Intel                                 633,300    $      8,797
Microchip Technology*                 320,000           6,544
Texas Instruments                     311,800           4,605
                                                 ------------
                                                       19,946
                                                 ------------
TOTAL TECHNOLOGY (COST $50,071)                        42,787
                                                 ------------
TOTAL COMMON STOCK (COST $213,536)                    211,600
                                                 ------------
--------------------------------------------------------------------------------
INVESTMENT COMPANY -- 3.6%
INDEX FUND-LARGE CAP -- 3.6%
Technology Select Sector SPDR Fund*   733,000           8,671
                                                 ------------
                                                        8,671
TOTAL INVESTMENT COMPANY (COST $11,073)                 8,671
                                                 ------------
--------------------------------------------------------------------------------
CONVERTIBLE BOND -- 0.3%
MicroStrategy, Series A
   7.500%, 06/24/07                    $3,223             661
                                                 ------------
                                                          661
                                                 ------------
TOTAL CONVERTIBLE BOND (COST $0)                          661
                                                 ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 10.1%
Greenwich Capital
   1.90%, dated 09/30/02, matures
   10/01/02, repurchase price
   $24,728,913 (collateralized by
   U.S. Government Obligations:
   total market value $25,225,874) (A) 24,728          24,728
                                                 ------------
TOTAL REPURCHASE AGREEMENT (COST $24,728)              24,728
                                                 ------------
TOTAL INVESTMENTS-- 100.6% (COST $249,337)            245,660
                                                 ------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- (0.6%)
Receivable for Investment Securities Sold
 6,520
Payable for Adminstrative Fees                            (32)
Payable for Investment Advisory Fees                     (179)
Payable for Investment Securities Purchased            (7,317)
Other Assets and Liabilities, Net                        (432)
                                                 ------------
TOTAL OTHER ASSETS AND LIABILITIES, NET                (1,440)
                                                 ------------
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of PBHG Class ($0.001 par value)
   based on 15,655,255 outstanding shares
   of common stock                                  1,481,776
Accumulated net investment loss                        (1,577)
Accumulated net realized loss on investments       (1,232,302)
Unrealized depreciation on investments                 (3,677)
                                                 ------------
TOTAL NET ASSETS-- 100.0%                        $    244,220
                                                 ============
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE-- PBHG CLASS                        $15.60
                                                       ======

* Non-income producing security.
(A)-- Tri-party repurchase agreement
Cl-- Class
SPDR-- Standard & Poor's 500 Composite Index Depositary Receipt

The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

 PBHG CLIPPER FOCUS FUND PBFOX
PBHG CLIPPER FOCUS FUND (UNAUDITED)


INVESTMENT FOCUS
STYLE

MARKET CAPITALIZATION

          VALUE     BLEND    GROWTH
------------------------------------------
Large       X
------------------------------------------
Medium
------------------------------------------
Small
------------------------------------------
Source: Pilgrim Baxter & Associates, Ltd.


                                                    AVERAGE ANNUAL TOTAL RETURN1
                                                      AS OF SEPTEMBER 30, 2002

                                                     One       Annualized    Annualized
                                        6           Year         3 Year       Inception
                                     Months2       Return        Return       to Date3
---------------------------------------------------------------------------------------------------------------------------
  PBHG Clipper Focus Fund           (23.84)%       (7.47)%        9.66%        11.17%
---------------------------------------------------------------------------------------------------------------------------

          COMPARISONOF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE PBHG CLIPPER FOCUS FUND1
                  VERSUS THE S&P 500 INDEX AND THE LIPPER MULTI-CAP VALUE FUNDS AVERAGE

                               [LINE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

                      PBHG Clipper Focus                    S&P 500 Index                        Lipper Multi-Cap Value Funds
9/10/98                    $10,000                            $10,000                                         $10,000
9/30/98                     10,260                             10,387                                          10,000
10/31/98                    11,700                             11,232                                          10,799
11/30/98                    12,040                             11,913                                          11,299
12/31/98                    11,791                             12,599                                          11,648
1/31/99                     11,501                             13,126                                          11,727
2/28/99                     11,290                             12,718                                          11,400
3/31/99                     11,230                             13,227                                          11,731
4/30/99                     12,233                             13,739                                          12,654
5/31/99                     12,203                             13,415                                          12,626
6/30/99                     12,354                             14,159                                          13,057
7/31/99                     12,122                             13,718                                          12,694
8/31/99                     11,971                             13,649                                          12,321
9/30/99                     11,649                             13,275                                          11,819
10/31/99                    11,528                             14,115                                          12,204
11/30/99                    11,447                             14,402                                          12,281
12/31/99                    11,569                             15,250                                          12,674
1/31/2000                   11,046                             14,484                                          12,122
2/29/2000                    9,856                             14,210                                          11,637
3/31/2000                   10,846                             15,600                                          12,873
4/30/2000                   11,207                             15,130                                          12,848
5/31/2000                   11,805                             14,820                                          12,969
6/30/2000                   11,542                             15,185                                          12,680
7/31/2000                   12,039                             14,948                                          12,774
8/31/2000                   12,920                             15,876                                          13,597
9/30/2000                   13,915                             15,038                                          13,493
10/31/2000                  14,758                             14,975                                          13,834
11/30/2000                  15,195                             13,794                                          13,337
12/31/2000                  16,692                             13,862                                          14,148
1/31/2001                   16,445                             14,353                                          14,537
2/28/2001                   16,972                             13,045                                          14,141
3/31/2001                   16,697                             12,218                                          13,663
4/30/2001                   17,171                             13,168                                          14,439
5/31/2001                   17,527                             13,256                                          14,732
6/30/2001                   17,492                             12,933                                          14,487
7/31/2001                   17,341                             12,806                                          14,454
8/31/2001                   17,438                             12,004                                          13,955
9/30/2001                   16,603                             11,035                                          12,772
10/31/2001                  16,776                             11,245                                          12,942
11/30/2001                  18,209                             12,108                                          13,751
12/31/2001                  18,684                             12,214                                          14,112
1/31/2002                   18,955                             12,036                                          13,972
2/28/2002                   19,238                             11,804                                          13,883
3/31/2002                   20,172                             12,248                                          14,524
4/30/2002                   19,730                             11,505                                          14,116
5/31/2002                   20,431                             11,420                                          14,068
6/30/2002                   18,278                             10,607                                          13,029
7/31/2002                   17,528                              9,780                                          11,880
8/31/2002                   18,143                              9,844                                          12,002
9/30/2002                   15,363                              8,774                                          10,699

1 Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Funds that concentrate investments to a limited number of securities may involve greater risk than more diversified funds, including a greater potential for volatility. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.
2 The six month return has not been annualized.
3 On December 14, 2001, the PBHG Clipper Focus Fund acquired the assets of the
  Clipper Focus Portfolio. Prior to the acquisition, the PBHG class shares of the fund were known as the Institutional Class shares of the Clipper Focus Portfolio. The Clipper Focus Portfolio was a series of the UAM Funds Trust. The Clipper Focus Portfolio was managed by Pacific Financial Research, Inc., the PBHG Clipper Focus Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the Clipper Focus Portfolio. Data includes performance of the Fund's predecessor, whose inception date was September 10, 1998.
4 The S&P 500 Index is a capitalization weighted index of 500 stocks. The Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Index is unmanaged and reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.
5 The Lipper Multi-Cap Value Funds Average represents the average performance of
  508 mutual funds classified by Lipper, Inc. in the Multi-Cap Value Funds category. The performance figures are based on changes in net asset value of the funds in the category with all capital gain distributions and income dividends reinvested. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. The Average is not intended to imply the Fund's past or future performance. A direct investment in the Average is not possible. The chart assumes $10,000 invested in the Lipper Multi-Cap Value Funds Average at that month's end, September 30, 1998.


SECTOR WEIGHTINGS AT SEPTEMBER 30, 2002

[PIE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

Consumer Cyclical                    8%
Consumer Non-Cyclical               25%
Energy                               4%
Financial                           35%
Health Care                          5%
Industrial                           9%
Services                            10%
Technology                           4%

% of Total Portfolio Investments in Common Stock


TOP TEN HOLDINGS AT SEPTEMBER 30, 2002*

Tyco International                                9.4%
Freddie Mac                                       8.7%
Philip Morris                                     6.5%
Fannie Mae                                        6.4%
American Express                                  5.6%
Safeway                                           5.1%
Electronic Data Systems                           5.0%
Kroger                                            4.5%
Interpublic Group                                 4.4%
El Paso                                           4.1%
-----------------------------------------------------------------------------
Total Top Ten Holdings                           59.7%

*As a % of Common Stock

                                                                      PBHG FUNDS

                                                   PBHG CLIPPER FOCUS FUND PBFOX

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2002 (UNAUDITED)


                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 97.8%
CONSUMER CYCLICAL -- 7.7%
ATHLETIC FOOTWEAR -- 0.4%
Nike, Cl B                             56,800    $      2,453
                                                 ------------
                                                        2,453
--------------------------------------------------------------------------------
MULTIMEDIA -- 2.6%
AOL Time Warner*                    1,268,200          14,838
                                                 ------------
                                                       14,838
--------------------------------------------------------------------------------
RETAIL-DRUG STORE -- 0.6%
CVS                                   137,000           3,473
                                                 ------------
                                                        3,473
--------------------------------------------------------------------------------
RETAIL-OFFICE SUPPLIES -- 1.1%
Staples*                              497,100           6,358
                                                 ------------
                                                        6,358
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 3.0%
McDonald's                            989,500          17,474
                                                 ------------
                                                       17,474
                                                 ------------
TOTAL CONSUMER CYCLICAL (COST $52,133)                 44,596
                                                 ------------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 24.8%
FOOD-MEAT PRODUCTS -- 2.7%
Tyson Foods, Cl A                   1,364,000          15,863
                                                 ------------
                                                       15,863
--------------------------------------------------------------------------------
FOOD-MISCELLANEOUS/DIVERSIFIED -- 4.0%
Kraft Foods, Cl A                     157,600           5,746
Sara Lee                              940,100          17,195
                                                 ------------
                                                       22,941
--------------------------------------------------------------------------------
FOOD-RETAIL -- 9.4%
Kroger*                             1,800,600          25,388
Safeway*                            1,303,800          29,075
                                                 ------------
                                                       54,463
--------------------------------------------------------------------------------
TOBACCO -- 8.7%
Philip Morris                         954,100          37,019
UST                                   480,500          13,555
                                                 ------------
                                                       50,574
                                                 ------------
TOTAL CONSUMER NON-CYCLICAL (COST $191,026)           143,841
                                                 ------------
--------------------------------------------------------------------------------
ENERGY -- 4.0%
PIPELINES -- 4.0%
El Paso                             2,828,900          23,395
                                                 ------------
                                                       23,395
                                                 ------------
TOTAL ENERGY (COST $32,110)                            23,395
                                                 ------------
--------------------------------------------------------------------------------
FINANCIAL -- 33.9%
FINANCE-CREDIT CARD -- 5.5%
American Express                    1,028,300          32,062
                                                 ------------
                                                       32,062
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
FINANCE-INVESTMENT BANKER/BROKER -- 1.8%
Merrill Lynch                         321,400    $     10,590
                                                 ------------
                                                       10,590
--------------------------------------------------------------------------------
FINANCE-MORTGAGE LOAN/BANKER -- 14.8%
Fannie Mae                            612,400          36,462
Freddie Mac                           885,100          49,477
                                                 ------------
                                                       85,939
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 3.1%
Old Republic International            627,500          17,809
                                                 ------------
                                                       17,809
--------------------------------------------------------------------------------
REITS-APARTMENTS-- 6.9%
Apartment Investment &
   Management, Cl A                   281,300          10,929
Archstone-Smith Trust                 478,100          11,417
Equity Residential                    737,100          17,646
                                                 ------------
                                                       39,992
--------------------------------------------------------------------------------
REITS-OFFICE PROPERTY -- 1.8%
Equity Office Properties Trust        222,900           5,755
Mack-Cali Realty                      146,000           4,691
                                                 ------------
                                                       10,446
                                                 ------------
TOTAL FINANCIAL (COST $231,789)                       196,838
                                                 ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 5.0%
MEDICAL INFORMATION SYSTEMS -- 0.8%
IMS Health                            312,400           4,677
                                                 ------------
                                                        4,677
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 4.2%
Merck                                 240,200          10,980
Pfizer                                 98,800           2,867
Wyeth                                 326,900          10,395
                                                 ------------
                                                       24,242
                                                 ------------
TOTAL HEALTH CARE (COST $29,274)                       28,919
                                                 ------------
--------------------------------------------------------------------------------
INDUSTRIAL -- 12.6%
DIVERSIFIED MANUFACTURING OPERATIONS-- 9.2%
Tyco International                  3,788,000          53,411
                                                 ------------
                                                       53,411
--------------------------------------------------------------------------------
OFFICE AUTOMATION & EQUIPMENT -- 3.4%
Pitney Bowes                          655,700          19,992
                                                 ------------
                                                       19,992
                                                 ------------
TOTAL INDUSTRIAL (COST $93,783)                        73,403
                                                 ------------
--------------------------------------------------------------------------------
SERVICES -- 9.8%
ADVERTISING AGENCIES -- 4.3%
Interpublic Group                   1,572,700          24,927
                                                 ------------
                                                       24,927
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 4.9%
Electronic Data Systems             2,037,000          28,477
                                                 ------------
                                                       28,477
--------------------------------------------------------------------------------

PBHG FUNDS

PBHG CLIPPER FOCUS FUND PBFOX

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of September 30, 2002 (UNAUDITED)


                                     Shares/Face       Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
HUMAN RESOURCES -- 0.6%
Manpower                              123,500    $      3,624
                                                 ------------
                                                        3,624
                                                 ------------
TOTAL SERVICES (COST $80,159)                          57,028
                                                 ------------
TOTAL COMMON STOCK (COST $710,274)                    568,020
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.8%
Barclays
   1.89%, dated 09/30/02, matures
   10/01/02, repurchase price
   $10,506,571 (collateralized by
   U.S. Government Obligations:
   total market value $10,717,151) (A)$10,506          10,506
                                                 ------------
TOTAL REPURCHASE AGREEMENT (COST $10,506)              10,506
--------------------------------------------------------------------------------
TOTAL INVESTMENTS-- 99.6% (COST $720,780)             578,526
                                                 ------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- 0.4%
Receivable for Investment Securities Sold              11,014
Payable for Administrative Fees                           (80)
Payable for Investment Advisory Fees                     (474)
Payable for Investment Securities Purchased            (9,797)
Other Assets and Liabilities, Net                       1,775
                                                 ------------
TOTAL OTHER ASSETS AND LIABILITIES, NET                 2,438
                                                 ------------
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of PBHG Class ($0.001 par value)
   based on 46,500,479 outstanding shares
   of common stock                                    702,720
Undistributed net investment income                     3,994
Accumulated net realized gain on investments           16,504
Unrealized depreciation on investments               (142,254)
                                                 ------------
TOTAL NET ASSETS-- 100.0%                        $    580,964
                                                 ============
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE-- PBHG CLASS                        $12.49
                                                       ======


* Non-income producing security.
(A) -- Tri-party repurchase agreement
Cl -- Class
REIT -- Real Estate Investment Trust


The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS
                                                   PBHG FOCUSED VALUE FUND PBFVX
                                             PBHG FOCUSED VALUE FUND (UNAUDITED)


INVESTMENT FOCUS
STYLE

MARKET CAPITALIZATION

          VALUE     BLEND    GROWTH
------------------------------------------
Large
------------------------------------------
Medium     X
------------------------------------------
Small
------------------------------------------
Source: Pilgrim Baxter & Associates, Ltd.

                                                    AVERAGE ANNUAL TOTAL RETURN1
                                                      AS OF SEPTEMBER 30, 2002

                                                     One       Annualized    Annualized
                                        6           Year         3 Year       Inception
                                     Months2       Return        Return       to Date3
---------------------------------------------------------------------------------------------------------------------------
  PBHG Focused Value Fund           (26.91)%      (25.20)%        2.89%         6.75%
---------------------------------------------------------------------------------------------------------------------------

        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE PBHG FOCUSED VALUE FUND1
                  VERSUS THE S&P 500 INDEX AND THE LIPPER MULTI-CAP CORE FUNDS AVERAGE

[LINE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

                     PBHG Focused Value Fund                 S&P 500 Index                   Multi-Cap Core Funds Average
2/28/99                    $10,000                               $10,000                                   $10,000
2/28/99                      9,932                                10,072                                    10,000
3/31/99                     10,136                                10,475                                    10,351
4/30/99                     10,058                                10,881                                    10,764
5/31/99                     10,446                                10,624                                    10,638
6/30/99                     11,318                                11,213                                    11,215
7/31/99                     11,541                                10,864                                    10,991
8/31/99                     11,560                                10,809                                    10,826
9/30/99                     11,638                                10,513                                    10,637
10/31/99                    11,986                                11,178                                    11,153
11/30/99                    12,888                                11,405                                    11,637
12/31/99                    14,802                                12,077                                    12,643
1/31/2000                   16,066                                11,470                                    12,199
2/29/2000                   16,739                                11,253                                    12,806
3/31/2000                   19,173                                12,354                                    13,562
4/30/2000                   17,381                                11,983                                    13,063
5/31/2000                   17,516                                11,737                                    12,672
6/30/2000                   17,827                                12,026                                    13,202
7/31/2000                   17,464                                11,838                                    12,991
8/31/2000                   18,656                                12,573                                    13,960
9/30/2000                   18,676                                11,909                                    13,410
10/31/2000                  18,780                                11,859                                    13,171
11/30/2000                  17,029                                10,924                                    12,007
12/31/2000                  18,475                                10,978                                    12,393
1/31/2001                   19,558                                11,367                                    12,766
2/28/2001                   19,314                                10,331                                    11,694
3/31/2001                   18,486                                 9,676                                    10,926
4/30/2001                   19,834                                10,428                                    11,784
5/31/2001                   20,248                                10,498                                    11,845
6/30/2001                   19,930                                10,242                                    11,646
7/31/2001                   19,696                                10,142                                    11,392
8/31/2001                   19,027                                 9,507                                    10,778
9/30/2001                   16,946                                 8,739                                     9,738
10/31/2001                  17,392                                 8,906                                    10,013
11/30/2001                  18,645                                 9,589                                    10,743
12/31/2001                  19,111                                 9,673                                    10,946
1/31/2002                   17,676                                 9,532                                    10,765
2/28/2002                   17,237                                 9,348                                    10,498
3/31/2002                   17,344                                 9,700                                    10,971
4/30/2002                   16,894                                 9,112                                    10,527
5/31/2002                   16,937                                 9,044                                    10,388
6/30/2002                   15,599                                 8,400                                     9,632
7/31/2002                   14,143                                 7,745                                     8,815
8/31/2002                   14,271                                 7,796                                     8,846
9/30/2002                   12,676                                 6,949                                     8,037

1 Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Funds that concentrate investments to a limited number of securities may involve greater risk than more diversified funds, including a greater potential for volatility. Securities of small and medium companies involve greater risk and price volatility than larger, more established companies. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.
2 The six month return has not been annualized.
3 The PBHG Focused Value Fund commenced operations on February 12, 1999.
4 The S&P 500 Index is a capitalization-weighted index of 500 stocks. The Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Index is unmanaged and reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.
5 The Lipper Multi-Cap Core Funds Average represents the average performance of
  490 mutual funds classified by Lipper, Inc. in the Multi-Cap Core category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. The Average is not intended to imply the Fund's past or future performance. A direct investment in the Average is not possible. The chart assumes $10,000 invested in the Lipper Multi-Cap Core Funds Average at that month's end, February 28, 1999.

SECTOR WEIGHTINGS AT SEPTEMBER 30, 2002

[PIE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

Consumer Cyclical                               24%
Consumer Non-Cyclical                            4%
Energy                                           9%
Financial                                       22%
Health Care                                     19%
Services                                         10%
Technology                                       8%
Utilities                                        4%

% of Total Portfolio Investments in Common Stock


TOP TEN HOLDINGS AT SEPTEMBER 30, 2002*

Aetna                                             7.9%
Freddie Mac                                       6.8%
Pfizer                                            6.3%
DST Systems                                       6.0%
Walt Disney                                       6.0%
Wyeth                                             5.1%
JC Penney                                         4.7%
Devon Energy                                      4.7%
Microsoft                                         4.5%
Consolidated Edison                               4.3%
--------------------------------------------------------------------------------
Total Top Ten Holdings                           56.3%

*As a % of Common Stock

PBHG FUNDS
PBHG FOCUSED VALUE FUND PBFVX

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of September 30, 2002 (UNAUDITED)
                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 93.3%
CONSUMER CYCLICAL -- 22.5%
MULTIMEDIA -- 5.6%
Walt Disney                            95,000    $      1,439
                                                 ------------
                                                        1,439
--------------------------------------------------------------------------------
RETAIL-DISCOUNT -- 9.6%
Costco Wholesale*                      25,000             809
Target                                 22,400             661
Wal-Mart Stores                        20,100             990
                                                 ------------
                                                        2,460
--------------------------------------------------------------------------------
RETAIL-DRUG STORE -- 2.9%
CVS                                    29,200             740
                                                 ------------
                                                          740
--------------------------------------------------------------------------------
RETAIL-MAJOR DEPARTMENT STORE -- 4.4%
JC Penney                              70,800           1,127
                                                 ------------
                                                        1,127
                                                 ------------
TOTAL CONSUMER CYCLICAL (COST $7,314)                   5,766
                                                 ------------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 3.7%
FOOD-RETAIL -- 3.7%
Safeway*                               41,800             932
                                                 ------------
                                                          932
                                                 ------------
TOTAL CONSUMER NON-CYCLICAL (COST $1,666)                 932
                                                 ------------
--------------------------------------------------------------------------------
ENERGY -- 8.2%
OIL COMPANIES-EXPLORATION & PRODUCTION-- 4.4%
Devon Energy                           23,200           1,119
                                                 ------------
                                                        1,119
--------------------------------------------------------------------------------
OIL COMPANIES-INTEGRATED -- 3.8%
Exxon Mobil                            31,000             989
                                                 ------------
                                                          989
                                                 ------------
TOTAL ENERGY (COST $2,350)                              2,108
                                                 ------------
--------------------------------------------------------------------------------
FINANCIAL -- 20.4%
FINANCE-CREDIT CARD -- 2.1%
American Express                       17,300             539
                                                 ------------
                                                          539
--------------------------------------------------------------------------------
FINANCE-MORTGAGE LOAN/BANKER -- 6.3%
Freddie Mac                            28,900           1,616
                                                 ------------
                                                        1,616
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 5.4%
American International Group           11,700             640
Prudential Financial*                  26,400             754
                                                 ------------
                                                        1,394
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 3.4%
Travelers Property Casualty*           65,000    $        858
                                                 ------------
                                                          858
--------------------------------------------------------------------------------
SUPER-REGIONAL BANKS-US -- 3.2%
Bank of America                        12,900             823
                                                 ------------
                                                          823
--------------------------------------------------------------------------------
TOTAL FINANCIAL (COST $5,417)                           5,230
                                                 ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 18.0%
MEDICAL-DRUGS -- 10.6%
Pfizer                                 52,000           1,509
Wyeth                                  38,400           1,221
                                                 ------------
                                                        2,730
--------------------------------------------------------------------------------
MEDICAL-HMO -- 7.4%
Aetna                                  52,700           1,887
                                                 ------------
                                                        1,887
                                                 ------------
TOTAL HEALTH CARE (COST $4,908)                         4,617
                                                 ------------
--------------------------------------------------------------------------------
SERVICES -- 9.1%
COMPUTER SERVICES -- 5.6%
DST Systems*                           48,900           1,441
                                                 ------------
                                                        1,441
--------------------------------------------------------------------------------
TELEPHONE-INTEGRATED -- 3.5%
SBC Communications                     44,400             893
                                                 ------------
                                                          893
                                                 ------------
TOTAL SERVICES (COST $3,655)                            2,334
                                                 ------------
--------------------------------------------------------------------------------
TECHNOLOGY -- 7.4%
APPLICATIONS SOFTWARE -- 4.2%
Microsoft*                             24,800           1,085
                                                 ------------
                                                        1,085
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 2.2%
First Data                             20,000             559
                                                 ------------
                                                          559
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 1.0%
Mykrolis*                              40,000             246
                                                 ------------
                                                          246
                                                 ------------
TOTAL TECHNOLOGY (COST $2,615)                          1,890
                                                 ------------
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS
                                                   PBHG FOCUSED VALUE FUND PBFVX

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2002 (UNAUDITED)


                                     Shares/Face       Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
UTILITIES -- 4.0%
ELECTRIC-INTEGRATED -- 4.0%
Consolidated Edison                    25,500    $      1,026
                                                 ------------
                                                        1,026
                                                 ------------
TOTAL UTILITIES (COST $988)                             1,026
                                                 ------------
TOTAL COMMON STOCK (COST $28,913)                      23,903
                                                 ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.6%
JP Morgan Chase
   1.85%, dated 09/30/02, matures
   10/01/02, repurchase price
   $1,166,398 (collateralized by
   U.S. Government Obligations:
   total market value $1,189,894) (A)  $1,166           1,166
                                                 ------------
TOTAL REPURCHASE AGREEMENT (COST $1,166)                1,166
                                                 ------------
TOTAL INVESTMENTS-- 97.9% (COST $30,079)               25,069
                                                 ------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- 2.1%
Receivable for Investment Securities Sold                 603
Payable for Administrative Fees                            (3)
Payable for Investment Advisory Fees                      (19)
Other Assets and Liabilities, Net                         (43)
                                                 ------------
TOTAL OTHER ASSETS AND LIABILITIES, NET                   538
                                                 ------------
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of PBHG Class ($0.001 par value)
   based on 2,163,124 outstanding shares
   of common stock                                     38,817
Accumulated net investment loss                           (87)
Accumulated net realized loss on investments           (8,113)
Unrealized depreciation on investments                 (5,010)
                                                 ------------
TOTAL NET ASSETS-- 100.0%                        $     25,607
                                                 ============
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE-- PBHG CLASS                        $11.84
                                                       ======

* Non-income producing security.
(A) -- Tri-party repurchase agreement.


The accompanying notes are an integral part of the financial statements.

PBHG FUNDS
PBHG LARGE CAP VALUE FUND PLCVX

PBHG LARGE CAP VALUE FUND (UNAUDITED)


INVESTMENT FOCUS
STYLE

MARKET CAPITALIZATION

          VALUE     BLEND    GROWTH
------------------------------------------
Large       X
------------------------------------------
Medium
------------------------------------------
Small
------------------------------------------
Source: Pilgrim Baxter & Associates, Ltd.


                                                    AVERAGE ANNUAL TOTAL RETURN1
                                                      AS OF SEPTEMBER 30, 2002

                                               One    Annualized  Annualized Annualized
                                     6        Year      3 Year      5 Year    Inception
                                  Months2    Return     Return      Return     to Date
---------------------------------------------------------------------------------------------------------------------------
  PBHG Large Cap Value Fund -
    PBHG Class3                  (29.24)%   (24.04)%    (3.82)%      4.98%      8.37%
---------------------------------------------------------------------------------------------------------------------------
  PBHG Large Cap Value Fund -
    Advisor Class4               (29.32)%   (24.23)%    (4.00)%      4.86%      8.26%
---------------------------------------------------------------------------------------------------------------------------


               COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE PBHG LARGE CAP VALUE FUND - PBHG CLASS1
                              VERSUS THE S&P 500 INDEX AND THE LIPPER LARGE-CAP VALUE FUNDS AVERAGE

                                      [LINE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

                                PBHG Large Cap                     S&P 500                      Lipper Multi-Cap Value
                                  Value Fund                        Index                        Funds Classification
12/31/96                           $10,000                          $10,000                             $10,000
1/31/97                             10,240                           10,624                              10,398
2/28/97                             10,430                           10,708                              10,498
3/31/97                             10,110                           10,269                              10,156
4/30/97                             10,380                           10,881                              10,447
5/31/97                             11,080                           11,543                              11,124
6/30/97                             11,560                           12,060                              11,526
7/31/97                             12,400                           13,019                              12,366
8/31/97                             12,000                           12,291                              12,073
9/30/97                             12,450                           12,963                              12,728
10/31/97                            12,110                           12,531                              12,245
11/30/97                            12,390                           13,110                              12,477
12/31/97                            12,562                           13,335                              12,674
1/31/98                             12,540                           13,483                              12,633
2/28/98                             13,407                           14,455                              13,499
3/31/98                             14,101                           15,194                              14,101
4/30/98                             14,198                           15,347                              14,180
5/31/98                             14,101                           15,084                              13,851
6/30/98                             14,339                           15,696                              13,912
7/31/98                             14,318                           15,529                              13,464
8/31/98                             12,312                           13,287                              11,419
9/30/98                             13,201                           14,138                              11,936
10/31/98                            14,578                           15,288                              12,890
11/30/98                            15,553                           16,214                              13,487
12/31/98                            16,925                           17,149                              13,904
1/31/99                             17,244                           17,866                              13,998
2/28/99                             16,509                           17,311                              13,608
3/31/99                             16,962                           18,003                              14,002
4/30/99                             17,415                           18,701                              15,104
5/31/99                             17,550                           18,259                              15,071
6/30/99                             18,701                           19,272                              15,585
7/31/99                             18,297                           18,671                              15,152
8/31/99                             17,991                           18,578                              14,706
9/30/99                             17,844                           18,069                              14,108
10/31/99                            18,787                           19,212                              14,567
11/30/99                            19,142                           19,602                              14,659
12/31/99                            18,796                           20,757                              15,128
1/31/2000                           18,634                           19,714                              14,469
2/29/2000                           17,372                           19,341                              13,890
3/31/2000                           19,379                           21,233                              15,365
4/30/2000                           19,962                           20,594                              15,336
5/31/2000                           20,723                           20,172                              15,480
6/30/2000                           20,270                           20,669                              15,135
7/31/2000                           19,460                           20,346                              15,247
8/31/2000                           20,771                           21,610                              16,230
9/30/2000                           21,516                           20,469                              16,105
10/31/2000                          21,743                           20,382                              16,513
11/30/2000                          22,034                           18,775                              15,920
12/31/2000                          23,303                           18,867                              16,888
1/31/2001                           24,881                           19,536                              17,352
2/28/2001                           24,679                           17,755                              16,879
3/31/2001                           23,336                           16,630                              16,308
4/30/2001                           24,528                           17,923                              17,234
5/31/2001                           24,780                           18,043                              17,584
6/30/2001                           24,310                           17,604                              17,292
7/31/2001                           24,427                           17,430                              17,253
8/31/2001                           23,403                           16,339                              16,657
9/30/2001                           20,902                           15,020                              15,245
10/31/2001                          21,103                           15,306                              15,448
11/30/2001                          22,849                           16,480                              16,413
12/31/2001                          22,974                           16,625                              16,845
1/31/2002                           22,116                           16,382                              16,678
2/28/2002                           22,099                           16,066                              16,571
3/31/2002                           22,436                           16,671                              17,337
4/30/2002                           21,460                           15,660                              16,850
5/31/2002                           22,032                           15,544                              16,792
6/30/2002                           20,165                           14,437                              15,551
7/31/2002                           18,500                           13,312                              14,180
8/31/2002                           18,500                           13,399                              14,326
9/30/2002                           15,877                           11,943                              12,770

1 Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.
2 The six month returns have not been annualized.
3 The PBHG Large Cap Value Fund - PBHG Class commenced operations on December
  31, 1996.
4 The performance shown for the Advisor Class prior to its inception on December
  29, 2000, is based on the performance and expenses of the PBHG Class. Subsequent to December 29, 2000, the performance is that of the Advisor Class and reflects the expenses specific to the Advisor Class, which will cause its returns to be less than those of the PBHG Class. The average annual total return of the Advisor Class from its inception to September 30, 2002 was (19.90)%.
5 The S&P 500 Index is a capitalization weighted index of 500 stocks. The Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Index is unmanaged and reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.
6 The Lipper Large-Cap Value Funds Average represents the average performance of
  379 mutual funds classified by Lipper, Inc. in the Large-Cap Value category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. The Average is not intended to imply the Fund's past or future performance. A direct investment in the Average is not possible.

SECTOR WEIGHTINGS AT SEPTEMBER 30, 2002

[PIE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

Consumer Cyclical                           7%
Consumer Non-Cyclical                      17%
Energy                                     11%
Financial                                  17%
Health Care                                15%
Industrial                                  4%
Services                                   15%
Technology                                  6%
Utilities                                   8%

% of Total Portfolio Investments in Common Stock


TOP TEN HOLDINGS AT SEPTEMBER 30, 2002*
Verizon Communications                            5.5%
SBC Communications                                5.1%
PNC Financial Services Group                      4.5%
Aetna                                             4.2%
BellSouth                                         4.1%
Walt Disney                                       3.9%
Wyeth                                             3.8%
Philip Morris                                     3.8%
Merck                                             3.7%
Sara Lee                                          3.7%
--------------------------------------------------------------------------------
Total Top Ten Holdings                           42.3%

*As a % of Common Stock

                                                                      PBHG FUNDS
                                                 PBHG LARGE CAP VALUE FUND PLCVX

                                                         SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                            As of September 30, 2002 (UNAUDITED)

                                                       Market
Description                           Shares         Value (000
--------------------------------------------------------------------------------
COMMON STOCK -- 96.1%
CONSUMER CYCLICAL -- 6.5%
DISTRUBUTION/WHOLESALE -- 0.8%
Genuine Parts                          87,500    $      2,681
                                                 ------------
                                                        2,681
--------------------------------------------------------------------------------
MULTIMEDIA -- 3.8%
Walt Disney                           787,100          11,917
                                                 ------------
                                                       11,917
--------------------------------------------------------------------------------
RETAIL-MAJOR DEPARTMENT STORE -- 1.9%
JC Penney                             379,100           6,035
                                                 ------------
                                                        6,035
                                                 ------------
TOTAL CONSUMER CYCLICAL (COST $27,030)                 20,633
                                                 ------------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 16.4%
FOOD-FLOUR & GRAIN -- 0.5%
Archer-Daniels-Midland                136,800           1,711
                                                 ------------
                                                        1,711
--------------------------------------------------------------------------------
FOOD-MISCELLANEOUS/DIVERSIFIED -- 8.0%
Campbell Soup                         160,000           3,533
Conagra Foods                         423,400          10,521
Sara Lee                              610,600          11,168
                                                 ------------
                                                       25,222
--------------------------------------------------------------------------------
TOBACCO -- 7.9%
Loews-Carolina Group                  210,200           3,954
Philip Morris                         299,400          11,617
RJ Reynolds Tobacco Holdings          129,100           5,205
UST                                   147,000           4,147
                                                 ------------
                                                       24,923
                                                 ------------
TOTAL CONSUMER NON-CYCLICAL (COST $57,768)             51,856
                                                 ------------
--------------------------------------------------------------------------------
ENERGY -- 10.9%
OIL COMPANIES-INTEGRATED -- 10.9%
BP^                                   178,700           7,130
ChevronTexaco                         147,800          10,235
ConocoPhillips                         69,100           3,195
Exxon Mobil                           216,300           6,900
Royal Dutch Petroleum                 178,600           7,175
                                                 ------------
                                                       34,635
                                                 ------------
TOTAL ENERGY (COST $40,461)                            34,635
                                                 ------------
--------------------------------------------------------------------------------
FINANCIAL -- 16.6%
MULTI-LINE INSURANCE -- 3.7%
Metlife                               142,500           3,243
Prudential Financial*                 295,300           8,434
                                                 ------------
                                                       11,677
--------------------------------------------------------------------------------
REITS-DIVERSIFIED -- 0.6%
Vornado Realty Trust                   47,100           1,858
                                                 ------------
                                                        1,858
--------------------------------------------------------------------------------

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
REITS-OFFICE PROPERTY -- 0.6%
Equity Office Properties Trust         68,100    $      1,758
                                                 ------------
                                                        1,758
--------------------------------------------------------------------------------
REITS-REGIONAL MALLS -- 0.6%
Simon Property Group                   54,000           1,930
                                                 ------------
                                                        1,930
--------------------------------------------------------------------------------
REITS-WAREHOUSE/INDUSTRIAL -- 0.6%
Prologis                               76,400           1,903
                                                 ------------
                                                        1,903
--------------------------------------------------------------------------------
SUPER-REGIONAL BANKS-US -- 10.5%
Keycorp                               262,600           6,557
National City                         246,400           7,030
PNC Financial Services Group          321,800          13,570
US Bancorp                            335,500           6,234
                                                 ------------
                                                       33,391
                                                 ------------
TOTAL FINANCIAL (COST $59,223)                         52,517
                                                 ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 14.2%
MEDICAL-DRUGS -- 10.1%
Bristol-Myers Squibb                  198,900           4,734
Merck                                 249,400          11,400
Schering-Plough                       190,500           4,062
Wyeth                                 368,000          11,702
                                                 ------------
                                                       31,898
--------------------------------------------------------------------------------
MEDICAL-HMO -- 4.1%
Aetna                                 359,900          12,888
                                                 ------------
                                                       12,888
                                                 ------------
TOTAL HEALTH CARE (COST $47,403)                       44,786
                                                 ------------
--------------------------------------------------------------------------------
INDUSTRIAL -- 3.6%
AEROSPACE/DEFENSE -- 3.6%
General Dynamics                       44,700           3,636
Raytheon                              264,200           7,741
                                                 ------------
                                                       11,377
                                                 ------------
TOTAL INDUSTRIAL (COST $14,016)                        11,377
                                                 ------------
--------------------------------------------------------------------------------
SERVICES -- 14.1%
TELEPHONE-INTEGRATED -- 14.1%
BellSouth                             671,100          12,321
SBC Communications                    774,100          15,559
Verizon Communications                609,100          16,714
                                                 ------------
                                                       44,594
                                                 ------------
TOTAL SERVICES (COST $62,291)                          44,594
                                                 ------------
--------------------------------------------------------------------------------
TECHNOLOGY -- 5.8%
COMPUTERS -- 2.7%
Hewlett-Packard                       727,000           8,484
                                                 ------------
                                                        8,484
--------------------------------------------------------------------------------

PBHG FUNDS
PBHG LARGE CAP VALUE FUND PLCVX

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
As of September 30, 2002 (UNAUDITED)


                                     Shares/Face       Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
OFFICE AUTOMATION & EQUIPMENT -- 3.1%
Pitney Bowes                          326,600    $      9,958
                                                 ------------
                                                        9,958
                                                 ------------
TOTAL TECHNOLOGY (COST $21,258)                        18,442
                                                 ------------
--------------------------------------------------------------------------------
UTILITIES -- 8.0%
ELECTRIC-INTEGRATED -- 8.0%
Cinergy                               157,000           4,935
Consolidated Edison                    84,100           3,382
FPL Group                             133,000           7,155
Progress Energy                       119,100           4,868
TXU                                   118,200           4,930
                                                 ------------
                                                       25,270
                                                 ------------
TOTAL UTILITIES (COST $26,499)                         25,270
                                                 ------------
TOTAL COMMON STOCK (COST $355,949)                    304,110
                                                 ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 7.6%
Barclays
   1.89%, dated 09/30/02, matures
   10/01/02, repurchase price
   $24,134,361 (collateralized by
   U.S. Government Obligations:
   total market value $24,616,270) (A)$24,133          24,133
                                                 ------------
TOTAL REPURCHASE AGREEMENT (COST $24,133)              24,133
                                                 ------------
TOTAL INVESTMENTS-- 103.7% (COST $380,082)       $    328,243
                                                 ============

Percentages are based on Net Assets of $316,617,943
* Non-income producing security.
^ The fund held a United Kingdom domiciled security traded on the New York Stock
  Exchange as of September 30, 2002.
(A) -- Tri-party repurchase agreement
REIT -- Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS

                                                   PBHG MID-CAP VALUE FUND PBMCX
                                             PBHG MID-CAP VALUE FUND (UNAUDITED)


INVESTMENT FOCUS
STYLE

MARKET CAPITALIZATION

          VALUE     BLEND    GROWTH
------------------------------------------
Large
------------------------------------------
Medium      X
------------------------------------------
Small
------------------------------------------
Source: Pilgrim Baxter & Associates, Ltd.


                                                    AVERAGE ANNUAL TOTAL RETURN1
                                                      AS OF SEPTEMBER 30, 2002

                                                   One     Annualized    Annualized      Annualized
                                       6          Year       3 Year        5 Year         Inception
                                    Months2      Return      Return        Return          to Date
---------------------------------------------------------------------------------------------------------------------------
  PBHG Mid-Cap Value Fund -
    PBHG Class3                    (24.84)%     (10.92)%      5.08%         9.24%          15.91%
---------------------------------------------------------------------------------------------------------------------------

  PBHG Mid-Cap Value Fund -
    Advisor Class4                 (24.94)%     (11.14)%      4.99%         9.19%          15.86%
---------------------------------------------------------------------------------------------------------------------------


                     COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN  THE PBHG MID-CAP VALUE FUND-PBHG CLASS1
                 VERSUS THE S&P MIDCAP 400 INDEX, S&P MIDCAP 400/BARRA VALUE INDEX AND THE LIPPER MID-CAP CORE FUNDS AVERAGE

                                      [LINE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

                        PBHG Mid-Cap                   S&P 400                 Lipper Mid-Cap Value                S & P BARRA
                         Value Fund                 Mid-Cap Index               Funds Classification               MidCap Value
4/30/97                     $10,000                      $10,000                      $10,000                          $10,000
5/31/97                      10,740                       10,874                       10,638                           10,898
6/30/97                      11,410                       11,180                       10,926                           11,349
7/31/97                      12,890                       12,285                       11,733                           12,271
8/31/97                      13,240                       12,271                       11,811                           12,288
9/30/97                      14,300                       12,976                       12,472                           13,125
10/31/97                     13,760                       12,411                       12,100                           12,617
11/30/97                     13,870                       12,595                       12,402                           12,665
12/31/97                     14,148                       13,083                       13,147                           12,904
1/31/98                      14,138                       12,834                       12,845                           12,720
2/28/98                      15,443                       13,896                       13,795                           13,754
3/31/98                      16,106                       14,523                       14,440                           14,406
4/30/98                      16,422                       14,787                       14,533                           14,547
5/31/98                      15,717                       14,123                       13,946                           13,882
6/30/98                      15,896                       14,211                       13,842                           14,047
7/31/98                      15,580                       13,660                       13,240                           13,360
8/31/98                      12,769                       11,119                       11,072                           10,886
9/30/98                      13,906                       12,157                       11,933                           11,602
10/31/98                     15,358                       13,243                       12,874                           12,333
11/30/98                     16,538                       13,904                       13,174                           13,042
12/31/98                     18,087                       15,584                       13,761                           14,151
1/31/99                      18,122                       14,977                       13,042                           14,039
2/28/99                      17,023                       14,193                       12,419                           13,282
3/31/99                      17,451                       14,589                       12,653                           13,714
4/30/99                      17,764                       15,740                       13,878                           14,592
5/31/99                      18,666                       15,808                       14,104                           14,671
6/30/99                      20,042                       16,656                       14,542                           15,498
7/31/99                      20,215                       16,301                       14,349                           15,194
8/31/99                      19,487                       15,742                       13,805                           14,752
9/30/99                      19,174                       15,256                       13,125                           14,537
10/31/99                     19,313                       16,033                       13,388                           15,149
11/30/99                     20,007                       16,875                       13,658                           16,011
12/31/99                     22,017                       17,878                       14,080                           17,625
1/31/2000                    20,903                       17,374                       13,472                           17,064
2/29/2000                    21,622                       18,590                       12,978                           19,044
3/31/2000                    24,818                       20,146                       14,964                           19,853
4/30/2000                    24,639                       19,443                       14,827                           18,850
5/31/2000                    25,788                       19,200                       15,255                           18,285
6/30/2000                    25,698                       19,482                       14,566                           19,161
7/31/2000                    25,321                       19,790                       15,143                           18,938
8/31/2000                    27,943                       21,999                       16,226                           20,906
9/30/2000                    27,153                       21,849                       16,466                           20,555
10/31/2000                   26,883                       21,108                       16,309                           19,907
11/30/2000                   25,321                       19,515                       16,331                           18,056
12/31/2000                   27,779                       21,007                       18,001                           19,435
1/31/2001                    28,494                       21,475                       18,803                           19,888
2/28/2001                    27,911                       20,250                       18,181                           18,604
3/31/2001                    27,159                       18,744                       17,380                           17,368
4/30/2001                    29,510                       20,812                       18,953                           19,001
5/31/2001                    30,525                       21,297                       19,328                           19,427
6/30/2001                    30,657                       21,211                       19,358                           19,401
7/31/2001                    30,130                       20,895                       19,360                           18,918
8/31/2001                    29,058                       20,211                       18,968                           18,141
9/30/2001                    24,977                       17,697                       16,839                           15,795
10/31/2001                   26,143                       18,480                       17,104                           16,507
11/30/2001                   28,607                       19,855                       18,143                           17,772
12/31/2001                   29,942                       20,880                       19,286                           18,620
1/31/2002                    28,851                       20,772                       19,282                           18,320
2/28/2002                    28,212                       20,797                       19,739                           18,058
3/31/2002                    29,604                       22,284                       21,200                           19,192
4/30/2002                    29,547                       22,180                       21,518                           18,906
5/31/2002                    29,133                       21,806                       21,145                           18,549
6/30/2002                    26,989                       20,210                       19,956                           17,172
7/31/2002                    24,131                       18,252                       17,886                           15,476
8/31/2002                    24,375                       18,344                       18,043                           15,555
9/30/2002                    22,250                       16,866                       16,269                           14,329

1 Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Securities of small and medium companies involve greater risk and price volatility than larger, more established companies. Products of technology companies may be subject to severe competition and rapid obsolescence. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.
2 The six month returns have not been annualized.
3 The PBHG Mid-Cap Value Fund-PBHG Class commenced operations on April 30, 1997. 4 The performance shown for the Advisor Class prior to its inception on October
  31, 2001 is based on the performance and expenses of the PBHG Class. Subsequent to October 31, 2001, the performance is that of the Advisor Class and reflects the expenses specific to the Advisor Class, which will cause its returns to be less than those of the PBHG Class. The cumulative total return of the Advisor Class from its inception to September 30, 2002 was (15.11)%.
5 The S&P MidCap 400 Index is an unmanaged capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.
6 The S&P MidCap 400/Barra Value Index is an unmanaged capitalization weighted index that consists of those securities in the S&P MidCap 400 Index with lower price to book ratios. The Index reflects the reinvestments of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.
7 The Lipper Mid-Cap Core Funds Average represents the average performance of
  266 mutual funds classified by Lipper, Inc. in the Mid-Cap Core category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. The Average is not intended to imply the Fund's past or future performance. A direct investment in the Average is not possible.


SECTOR WEIGHTINGS AT SEPTEMBER 30, 2002

[PIE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

Basic Materials                              2%
Consumer Cyclical                           23%
Consumer Non-Cyclical                        6%
Energy                                      11%
Financial                                   22%
Health Care                                 14%
Industrial                                   6%
Services                                     7%
Technology                                   6%
Utilities                                    3%

% of Total Portfolio Investments in Common Stock

TOP TEN HOLDINGS AT SEPTEMBER 30, 2002*

Lincare Holdings                                  3.4%
Aetna                                             2.9%
DST Systems                                       2.5%
Devon Energy                                      2.4%
JC Penney                                         2.2%
Metro-Goldwyn-Mayer                               2.1%
Sara Lee                                          2.0%
Abercrombie & Fitch                               1.9%
Pier 1 Imports                                    1.8%
Park Place Entertainment                          1.8%
----------------------------------------------------------------------------
Total Top Ten Holdings                           23.0%

*As a % of Common Stock

PBHG FUNDS
PBHG MID-CAP VALUE FUND PBMCX
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of September 30, 2002 (UNAUDITED)
                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 96.6%
BASIC MATERIALS -- 1.7%
CHEMICALS-SPECIALTY -- 1.7%
International Flavors & Fragrances    157,200    $      5,007
                                                 ------------
                                                        5,007
                                                 ------------
TOTAL BASIC MATERIALS (COST $5,182)                     5,007
                                                 ------------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 22.5%
BUILDING-RESIDENTIAL/COMMERCIAL -- 0.6%
Lennar                                 33,800           1,885
                                                 ------------
                                                        1,885
--------------------------------------------------------------------------------
CASINO HOTELS -- 2.3%
Harrah's Entertainment*                32,300           1,557
Park Place Entertainment*             643,600           5,117
                                                 ------------
                                                        6,674
--------------------------------------------------------------------------------
CRUISE LINES -- 1.4%
Royal Caribbean Cruises               255,000           4,060
                                                 ------------
                                                        4,060
--------------------------------------------------------------------------------
MOTION PICTURES & SERVICES -- 2.0%
Metro-Goldwyn-Mayer*                  492,700           5,888
                                                 ------------
                                                        5,888
--------------------------------------------------------------------------------
MULTIMEDIA -- 0.6%
E. W. Scripps, Cl A                    24,600           1,705
                                                 ------------
                                                        1,705
--------------------------------------------------------------------------------
PUBLISHING-BOOKS -- 1.1%
Scholastic*                            73,200           3,270
                                                 ------------
                                                        3,270
--------------------------------------------------------------------------------
PUBLISHING-PERIODICALS -- 1.7%
Reader's Digest Association           321,250           5,027
                                                 ------------
                                                        5,027
--------------------------------------------------------------------------------
RADIO -- 1.0%
Hispanic Broadcasting*                155,100           2,893
                                                 ------------
                                                        2,893
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 2.5%
Abercrombie & Fitch*                  272,200           5,354
Gap                                   193,400           2,098
                                                 ------------
                                                        7,452
--------------------------------------------------------------------------------
RETAIL-CONSUMER ELECTRONICS -- 1.0%
RadioShack                            145,400           2,917
                                                 ------------
                                                        2,917
--------------------------------------------------------------------------------
RETAIL-DISCOUNT -- 0.5%
BJ's Wholesale Club*                   73,300           1,393
                                                 ------------
--------------------------------------------------------------------------------


                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
RETAIL-DRUG STORE -- 1.2%
CVS                                   142,800    $      3,620
                                                 ------------
                                                        3,620
--------------------------------------------------------------------------------
RETAIL-HOME FURNISHINGS -- 1.8%
Pier 1 Imports                        274,300           5,231
                                                 ------------
                                                        5,231
--------------------------------------------------------------------------------
RETAIL-MAJOR DEPARTMENT STORE -- 2.1%
JC Penney                             384,100           6,115
                                                 ------------
                                                        6,115
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 0.5%
Brinker International*                 61,200           1,585
                                                 ------------
                                                        1,585
--------------------------------------------------------------------------------
RETAIL-TOY STORE -- 1.4%
Toys R' Us*                           390,200           3,972
                                                 ------------
                                                        3,972
--------------------------------------------------------------------------------
TOYS -- 0.8%
Mattel                                123,200           2,219
                                                 ------------
                                                        2,219
                                                 ------------
TOTAL CONSUMER CYCLICAL (COST $80,319)                 65,906
                                                 ------------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 5.5%
BEVERAGES-NON-ALCOHOLIC -- 0.9%
PepsiAmericas                         196,700           2,793
                                                 ------------
                                                        2,793
--------------------------------------------------------------------------------
FOOD-MISCELLANEOUS/DIVERSIFIED -- 1.9%
Aurora Foods*                          11,821               7
Sara Lee                              303,100           5,544
                                                 ------------
                                                        5,551
--------------------------------------------------------------------------------
FOOD-WHOLESALE/DISTRIBUTION -- 1.4%
Supervalu                             252,300           4,075
                                                 ------------
                                                        4,075
--------------------------------------------------------------------------------
TOBACCO -- 1.3%
Loews-Carolina Group                  203,500           3,828
                                                 ------------
                                                        3,828
                                                 ------------
TOTAL CONSUMER NON-CYCLICAL (COST $18,922)             16,247
                                                 ------------
--------------------------------------------------------------------------------
ENERGY -- 10.1%
OIL & GAS DRILLING -- 2.4%
ENSCO International                   124,900           3,127
Nabors Industries Limited*             58,300           1,909
Pride International*                  146,200           1,901
                                                 ------------
                                                        6,937
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS
                                                   PBHG MID-CAP VALUE FUND PBMCX
                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2002 (UNAUDITED)

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
OIL COMPANIES-EXPLORATION & PRODUCTION-- 5.8%
Anadarko Petroleum                    104,200    $      4,641
Burlington Resources                   96,900           3,717
Devon Energy                          144,000           6,948
Spinnaker Exploration*                 56,100           1,610
                                                 ------------
                                                       16,916
--------------------------------------------------------------------------------
OIL FIELD MACHINERY & EQUIPMENT -- 0.5%
FMC Technologies*                      95,244           1,596
                                                 ------------
                                                        1,596
--------------------------------------------------------------------------------
OIL REFINING & MARKETING -- 1.0%
Valero Energy                         112,500           2,978
                                                 ------------
                                                        2,978
--------------------------------------------------------------------------------
OIL-FIELD SERVICES -- 0.4%
Tidewater                              48,900           1,320
                                                 ------------
                                                        1,320
                                                 ------------
TOTAL ENERGY (COST $33,034)                            29,747
                                                 ------------
--------------------------------------------------------------------------------
FINANCIAL -- 21.0%
COMMERCIAL BANKS-CENTRAL US -- 0.8%
Associated Banc-Corp                   78,640           2,495
                                                 ------------
                                                        2,495
--------------------------------------------------------------------------------
COMMERCIAL BANKS-WESTERN US -- 1.0%
Zions Bancorporation                   66,600           2,899
                                                 ------------
                                                        2,899
--------------------------------------------------------------------------------
FIDUCIARY BANKS -- 1.6%
Wilmington Trust                      160,400           4,639
                                                 ------------
                                                        4,639
--------------------------------------------------------------------------------
FINANCE-MORTGAGE LOAN/BANKER -- 1.3%
Countrywide Credit Industry            82,800           3,904
                                                 ------------
                                                        3,904
--------------------------------------------------------------------------------
INSURANCE BROKERS -- 0.9%
Willis Group Holdings*                 80,100           2,683
                                                 ------------
                                                        2,683
--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT/ADVISORY SERVICES-- 2.0%
Federated Investors                   120,700           3,258
Franklin Resources                     80,000           2,488
                                                 ------------
                                                        5,746
--------------------------------------------------------------------------------
LIFE/HEALTH INSURANCE -- 2.1%
Principal Financial Group*             61,200           1,602
Protective Life                       146,300           4,502
                                                 ------------
                                                        6,104
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 4.2%
Allmerica Financial                   145,500    $      1,746
HCC Insurance Holdings                122,000           2,929
Prudential Financial*                 160,900           4,596
Safeco                                 97,200           3,089
                                                 ------------
                                                       12,360
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 0.6%
Fidelity National Financial            63,700           1,831
                                                 ------------
                                                        1,831
--------------------------------------------------------------------------------
REINSURANCE -- 1.4%
Odyssey Re Holdings                   243,500           4,044
                                                 ------------
                                                        4,044
--------------------------------------------------------------------------------
REITS-APARTMENTS -- 1.3%
Archstone-Smith Trust                  69,882           1,669
AvalonBay Communities                  48,600           2,031
                                                 ------------
                                                        3,700
--------------------------------------------------------------------------------
REITS-OFFICE PROPERTY -- 1.6%
Boston Properties                      64,600           2,403
Equity Office Properties Trust         93,952           2,426
                                                 ------------
                                                        4,829
--------------------------------------------------------------------------------
REITS-REGIONAL MALLS -- 0.6%
Simon Property Group                   46,400           1,658
                                                 ------------
                                                        1,658
--------------------------------------------------------------------------------
S&L/THRIFTS-EASTERN US -- 1.0%
Astoria Financial                      98,500           2,403
Hudson City Bancorp                    35,600             578
                                                 ------------
                                                        2,981
--------------------------------------------------------------------------------
S&L/THRIFTS-WESTERN US -- 0.6%
Golden State Bancorp                   55,800           1,803
                                                 ------------
                                                        1,803
                                                 ------------
TOTAL FINANCIAL (COST $63,493)                         61,676
                                                 ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 13.9%
DISPOSABLE MEDICAL PRODUCTS -- 0.7%
C.R. Bard                              39,800           2,174
                                                 ------------
                                                        2,174
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 0.7%
Beckman Coulter                        48,800           1,889
                                                 ------------
                                                        1,889
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 0.6%
Varian Medical Systems*                39,300           1,689
                                                 ------------
                                                        1,689
--------------------------------------------------------------------------------

PBHG FUNDS
PBHG MID-CAP VALUE FUND PBMCX
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of September 30, 2002 (UNAUDITED)

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 1.8%
Enzon*                                233,900    $      4,500
Millennium Pharmaceuticals*            88,600             826
                                                 ------------
                                                        5,326
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 2.2%
Shire Pharmaceuticals ADR*            194,800           4,825
Teva Pharmaceutical Industries ADR     25,100           1,682
                                                 ------------
                                                        6,507
--------------------------------------------------------------------------------
MEDICAL-HMO -- 4.6%
Aetna                                 231,100           8,276
Anthem*                                56,600           3,679
WellPoint Health Networks*             22,700           1,664
                                                 ------------
                                                       13,619
--------------------------------------------------------------------------------
MEDICAL-OUTPATIENT/HOME MEDICAL -- 3.3%
Lincare Holdings*                     309,500           9,607
                                                 ------------
                                                        9,607
                                                 ------------
TOTAL HEALTH CARE (COST $42,184)                       40,811
                                                 ------------
--------------------------------------------------------------------------------
INDUSTRIAL -- 6.2%
AEROSPACE/DEFENSE -- 0.6%
Raytheon                               56,600           1,658
                                                 ------------
                                                        1,658
--------------------------------------------------------------------------------
CAPACITORS -- 0.2%
Kemet*                                 49,100             420
                                                 ------------
                                                          420
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS-- 0.5%
Textron                                45,200           1,541
                                                 ------------
                                                        1,541
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS-- 0.3%
Vishay Intertechnology*                84,500             744
                                                 ------------
                                                          744
--------------------------------------------------------------------------------
FILTRATION/SEPARATION PRODUCTS -- 1.1%
Pall                                  201,600           3,183
                                                 ------------
                                                        3,183
--------------------------------------------------------------------------------
INSTRUMENTS-SCIENTIFIC -- 0.6%
PerkinElmer                           128,700             702
Waters*                                48,800           1,183
                                                 ------------
                                                        1,885
--------------------------------------------------------------------------------
MACHINERY-FARM -- 1.6%
AGCO*                                 203,900           4,730
                                                 ------------
                                                        4,730
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
NON-HAZARDOUS WASTE DISPOSAL -- 1.3%
Republic Services*                    207,700    $      3,905
                                                 ------------
                                                        3,905
                                                 ------------
TOTAL INDUSTRIAL (COST $22,716)                        18,066
                                                 ------------
--------------------------------------------------------------------------------
SERVICES -- 6.8%
COMPUTER SERVICES -- 4.4%
Ceridian*                             205,700           2,931
DST Systems*                          244,300           7,200
Factset Research Systems               36,300             964
Sungard Data Systems*                  96,000           1,867
                                                 ------------
                                                       12,962
--------------------------------------------------------------------------------
DIRECT MARKETING -- 2.4%
Catalina Marketing*                   111,300           3,125
Harte-Hanks                           210,850           3,924
                                                 ------------
                                                        7,049
                                                 ------------
TOTAL SERVICES (COST $25,216)                          20,011
                                                 ------------
--------------------------------------------------------------------------------
TECHNOLOGY -- 6.2%
APPLICATIONS SOFTWARE -- 1.5%
Citrix Systems*                       404,500           2,439
Parametric Technology*                393,400             708
Rational Software*                    282,400           1,220
                                                 ------------
                                                        4,367
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 0.6%
Dun & Bradstreet*                      48,700           1,637
                                                 ------------
                                                        1,637
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 0.8%
Broadcom*                             146,700           1,567
LSI Logic*                            147,200             935
                                                 ------------
                                                        2,502
--------------------------------------------------------------------------------
INTERNET INFRASTRUCTURE EQUIPMENT -- 0.9%
Avocent*                              187,300           2,506
                                                 ------------
                                                        2,506
--------------------------------------------------------------------------------
SATELLITE TELECOMMUNICATIONS -- 0.6%
Hughes Electronics*                   206,600           1,891
                                                 ------------
                                                        1,891
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS-- 0.2%
Atmel*                                446,300             473
                                                 ------------
                                                          473
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 0.7%
Lam Research*                         236,200           2,102
                                                 ------------
                                                        2,102
--------------------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 0.6%
Comverse Technology*                  251,700           1,759
                                                 ------------
                                                        1,759
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS
                                                   PBHG MID-CAP VALUE FUND PBMCX
                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2002 (UNAUDITED)

                                     Shares/Face       Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 0.3%
Amdocs*                               152,700    $        977
                                                 ------------
                                                          977
                                                 ------------
TOTAL TECHNOLOGY (COST $41,082)                        18,214
                                                 ------------
--------------------------------------------------------------------------------
UTILITIES -- 2.7%
ELECTRIC-INTEGRATED -- 2.7%
Allete                                 86,400           1,866
Consolidated Edison                    75,000           3,017
Public Service Enterprise Group       103,900           3,169
                                                 ------------
                                                        8,052
                                                 ------------
TOTAL UTILITIES (COST $9,110)                           8,052
                                                 ------------
TOTAL COMMON STOCK (COST $341,258)                    283,737
                                                 ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.7%
Morgan Stanley
   1.85%, dated 09/30/02, matures
   10/01/02, repurchase price
   $10,751,082 (collateralized by
   U.S. Government Obligations:
   total market value $11,027,460) (A)$10,751          10,751
                                                 ------------
TOTAL REPURCHASE AGREEMENT (COST $10,751)              10,751
                                                 ------------
TOTAL INVESTMENTS-- 100.3% (COST $352,009)            294,488
                                                 ------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET-- (0.3)%
Payable for Administrative Fees                           (40)
Payable for Investment Advisory Fees                     (225)
Other Assets and Liabilities, Net                        (645)
                                                 ------------
TOTAL OTHER ASSETS AND LIABILITIES, NET                  (910)
                                                 ------------
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of PBHG Class ($0.001 par value)
   based on 24,803,830 outstanding shares
   of common stock                                    378,341
Fund Shares of Advisor Class ($0.001 par value)
   based on 22,440 outstanding shares
   of common stock                                        322
Accumulated net investment loss                          (643)
Accumulated net realized loss on investments          (26,921)
Unrealized depreciation on investments                (57,521)
                                                 ------------
TOTAL NET ASSETS-- 100.0%                        $    293,578
                                                 ============
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE-- PBHG CLASS                        $11.83
                                                       ======
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE-- ADVISOR CLASS                     $11.80
                                                       ======

* Non-income producing security.
(A)-- Tri-party repurchase agreement
ADR-- American Depositary Receipt
Cl-- Class
REIT-- Real Estate Investment Trust


The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

PBHG SMALL CAP VALUE FUND PBSVX
PBHG SMALL CAP VALUE FUND (UNAUDITED)



INVESTMENT FOCUS
STYLE

MARKET CAPITALIZATION

          VALUE     BLEND    GROWTH
------------------------------------------
Large
------------------------------------------
Medium
------------------------------------------
Small      X
------------------------------------------
Source: Pilgrim Baxter & Associates, Ltd.


                                                    AVERAGE ANNUAL TOTAL RETURN1
                                                      AS OF SEPTEMBER 30, 2002

                                                 One   Annualized Annualized Annualized
                                       6        Year     3 Year     5 Year    Inception
                                    Months2    Return    Return     Return     to Date
---------------------------------------------------------------------------------------------------------------------------
  PBHG Small Cap Value Fund -
    PBHG Class3                     (33.03)%   (15.77)%   2.50%      2.29%      9.43%
---------------------------------------------------------------------------------------------------------------------------
  PBHG Small Cap Value Fund -
    Advisor Class4                  (33.11)%   (15.92)%   2.38%      2.22%      9.36%
---------------------------------------------------------------------------------------------------------------------------

  COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE PBHG SMALL CAP VALUE FUND - PBHG CLASS1
 VERSUS THE RUSSELL 2000(R) INDEX, RUSSELL 2000(R) VALUE INDEX AND THE LIPPER SMALL-CAP CORE FUNDS AVERAGE

                                      [LINE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

                          PBHG Small Cap                  Russell               Russell 2000                     Lipper
                          Value Fund 724                2000 Index               Value Index                 Small Cap Value
4/30/97                       $10,000                     $10,000                  $10,000                       $10,000
5/31/97                        10,880                      11,113                   10,796                        11,009
6/30/97                        11,800                      11,589                   11,342                        11,603
7/31/97                        13,070                      12,128                   11,819                        12,315
8/31/97                        13,370                      12,405                   12,006                        12,623
9/30/97                        14,550                      13,313                   12,805                        13,528
10/31/97                       14,210                      12,729                   12,456                        13,065
11/30/97                       14,200                      12,646                   12,593                        12,967
12/31/97                       14,539                      12,868                   13,020                        13,108
1/31/98                        14,518                      12,665                   12,784                        12,901
2/28/98                        15,615                      13,601                   13,557                        13,839
3/31/98                        16,227                      14,162                   14,107                        14,486
4/30/98                        16,438                      14,240                   14,177                        14,597
5/31/98                        15,520                      13,473                   13,675                        13,892
6/30/98                        15,098                      13,501                   13,598                        13,785
7/31/98                        14,402                      12,409                   12,533                        12,832
8/31/98                        11,490                       9,999                   10,570                        10,379
9/30/98                        11,838                      10,782                   11,167                        10,852
10/31/98                       12,872                      11,221                   11,498                        11,323
11/30/98                       13,811                      11,809                   11,809                        11,957
12/31/98                       14,703                      12,540                   12,180                        12,635
1/31/99                        14,410                      12,706                   11,903                        12,527
2/28/99                        13,237                      11,677                   11,091                        11,588
3/31/99                        12,831                      11,860                   10,999                        11,592
4/30/99                        13,429                      12,922                   12,003                        12,516
5/31/99                        14,004                      13,111                   12,372                        12,876
6/30/99                        14,962                      13,704                   12,820                        13,583
7/31/99                        15,255                      13,328                   12,516                        13,507
8/31/99                        15,131                      12,835                   12,059                        13,056
9/30/99                        15,131                      12,838                   11,818                        13,010
10/31/99                       14,771                      12,890                   11,581                        13,009
11/30/99                       15,605                      13,659                   11,641                        13,809
12/31/99                       17,443                      15,205                   11,999                        15,070
1/31/2000                      17,217                      14,961                   11,685                        14,755
2/29/2000                      19,845                      17,432                   12,399                        16,540
3/31/2000                      21,141                      16,283                   12,457                        16,581
4/30/2000                      20,149                      15,303                   12,531                        15,930
5/31/2000                      20,431                      14,411                   12,340                        15,351
6/30/2000                      22,348                      15,667                   12,700                        16,520
7/31/2000                      21,649                      15,163                   13,124                        16,174
8/31/2000                      23,734                      16,320                   13,710                        17,544
9/30/2000                      23,362                      15,840                   13,633                        17,150
10/31/2000                     22,325                      15,133                   13,584                        16,699
11/30/2000                     20,532                      13,580                   13,308                        15,234
12/31/2000                     23,176                      14,746                   14,737                        16,689
1/31/2001                      24,165                      15,514                   15,144                        17,522
2/28/2001                      22,916                      14,496                   15,123                        16,530
3/31/2001                      21,774                      13,787                   14,881                        15,728
4/30/2001                      23,317                      14,865                   15,570                        17,051
5/31/2001                      24,024                      15,231                   15,970                        17,641
6/30/2001                      24,071                      15,757                   16,612                        18,096
7/31/2001                      23,729                      14,904                   16,240                        17,633
8/31/2001                      23,140                      14,422                   16,184                        17,132
9/30/2001                      19,346                      12,481                   14,397                        14,987
10/31/2001                     20,831                      13,211                   14,773                        15,797
11/30/2001                     22,834                      14,234                   15,835                        16,875
12/31/2001                     24,319                      15,113                   16,804                        17,944
1/31/2002                      23,364                      14,956                   17,027                        17,822
2/28/2002                      22,575                      14,546                   17,131                        17,483
3/31/2002                      24,330                      15,715                   18,414                        18,833
4/30/2002                      23,706                      15,858                   19,062                        18,995
5/31/2002                      22,598                      15,154                   18,432                        18,313
6/30/2002                      20,902                      14,402                   18,024                        17,342
7/31/2002                      17,049                      12,227                   15,346                        14,992
8/31/2002                      17,520                      12,196                   15,278                        15,037
9/30/2002                      16,295                      11,320                   14,186                        13,970


1 Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Securities of smaller companies involve greater risk and price volatility than larger, more established companies. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.
2 The six month returns have not been annualized.
3 The PBHG Small Cap Value Fund - PBHG Class commenced operations on April 30,
  1997.
4 The performance shown for the Advisor Class prior to its inception on December
  29, 2000, is based on the performance and expenses of the PBHG Class. Subsequent to December 29, 2000, the performance is that of the Advisor Class and reflects the expenses specific to the Advisor Class, which will cause its returns to be less than those of the PBHG Class. The average annual total return of the Advisor Class from its inception to September 30, 2002 was (18.35)%.
5 The Russell 2000(R) Index is an unmanaged index comprised of the 2,000 smallest securities in the Russell 3000(R) Index. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.
6 The Russell 2000(R) Value Index is an unmanaged index that measures the performance of those securities in the Russell 2000(R) Index with lower price to book ratios and lower fore- casted growth values. The Index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.
7 The Lipper Small-Cap Core Funds Average represents the average performance of
  414 mutual funds classified by Lipper, Inc. in the Small-Cap Core category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. The Average is not intended to imply the Fund's past or future performance. A direct investment in the Average is not possible.


SECTOR WEIGHTINGS AT SEPTEMBER 30, 2002

[PIE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

Basic Materials                             4%
Consumer Cyclical                          21%
Consumer Non-Cyclical                       3%
Energy                                      5%
Financial                                  21%
Health Care                                12%
Industrial                                 10%
Services                                   11%
Technology                                  6%
Utilities                                   7%

% of Total Portfolio Investments in Common Stock


TOP TEN HOLDINGS AT SEPTEMBER 30, 2002*

Haemonetics                                       3.0%
Fisher Scientific International                   2.6%
Affiliated Managers Group                         2.6%
Station Casinos                                   2.5%
Cima Labs                                         2.2%
First American                                    2.1%
Hooper Holmes                                     2.0%
PRG-Schultz International                         1.9%
Advo                                              1.8%
Electronics Boutique Holdings                     1.8%
--------------------------------------------------------------------------------
Total Top Ten Holdings                           22.5%

*As a % of Common Stock

                                                                      PBHG FUNDS
                                                 PBHG SMALL CAP VALUE FUND PBSVX
                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2002 (UNAUDITED)


                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 99.2%
BASIC MATERIALS -- 4.0%
AGRICULTURAL CHEMICALS -- 1.5%
Agrium^                               146,900    $      1,344
IMC Global                             57,700             695
                                                 ------------
                                                        2,039
--------------------------------------------------------------------------------
CHEMICALS-SPECIALTY -- 0.5%
Cabot Microelectronics*                18,300             681
                                                 ------------
                                                          681
--------------------------------------------------------------------------------
PAPER & RELATED PRODUCTS -- 1.0%
Glatfelter                            115,200           1,331
                                                 ------------
                                                        1,331
--------------------------------------------------------------------------------
PLATINUM -- 0.5%
Stillwater Mining*                    105,500             633
                                                 ------------
                                                          633
--------------------------------------------------------------------------------
STEEL-PRODUCERS -- 0.5%
Carpenter Technology                   48,200             627
                                                 ------------
                                                          627
                                                 ------------
TOTAL BASIC MATERIALS (COST $7,904)                     5,311
                                                 ------------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 21.3%
AUDIO/VIDEO PRODUCTS -- 1.6%
Harman International Industries        40,000           2,070
                                                 ------------
                                                        2,070
--------------------------------------------------------------------------------
BUILDING-RESIDENTIAL/COMMERCIAL -- 0.4%
Beazer Homes USA*                       8,400             513
                                                 ------------
                                                          513
--------------------------------------------------------------------------------
CABLE TV -- 0.4%
Lodgenet Entertainment*                72,800             558
                                                 ------------
                                                          558
--------------------------------------------------------------------------------
CASINO HOTELS -- 2.5%
Station Casinos*                      196,500           3,342
                                                 ------------
                                                        3,342
--------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 0.7%
Bell Microproducts*                   230,900             965
                                                 ------------
                                                          965
--------------------------------------------------------------------------------
MOTION PICTURES & SERVICES -- 0.4%
Zomax*                                142,400             555
                                                 ------------
                                                          555
--------------------------------------------------------------------------------
PUBLISHING-BOOKS -- 1.1%
Scholastic*                            32,300           1,443
                                                 ------------
                                                        1,443
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
PUBLISHING-NEWSPAPERS -- 0.3%
Journal Register*                      22,200    $        418
                                                 ------------
                                                          418
--------------------------------------------------------------------------------
RADIO -- 1.5%
Cumulus Media*                        112,300           1,982
                                                 ------------
                                                        1,982
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 4.3%
Kenneth Cole Productions, Cl A*        98,000           1,989
Men's Wearhouse*                      134,800           1,982
Urban Outfitters*                      74,300           1,805
                                                 ------------
                                                        5,776
--------------------------------------------------------------------------------
RETAIL-COMPUTER EQUIPMENT -- 1.8%
Electronics Boutique Holdings*         88,800           2,438
                                                 ------------
                                                        2,438
--------------------------------------------------------------------------------
RETAIL-CONSUMER ELECTRONICS -- 0.7%
Tweeter Home Entertainment Group*     141,400             976
                                                 ------------
                                                          976
--------------------------------------------------------------------------------
RETAIL-CONVENIENCE STORE -- 0.7%
Casey's General Stores                 82,200             949
                                                 ------------
                                                          949
--------------------------------------------------------------------------------
RETAIL-DRUG STORE -- 1.1%
Duane Reade*                           95,700           1,531
                                                 ------------
                                                        1,531
--------------------------------------------------------------------------------
RETAIL-HOME FURNISHINGS -- 1.8%
Pier 1 Imports                        122,900           2,344
                                                 ------------
                                                        2,344
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 1.5%
Buca*                                 176,700           1,414
CEC Entertainment*                     18,000             614
                                                 -------------
                                                        2,028
--------------------------------------------------------------------------------
TELEVISION -- 0.5%
Lin TV*                                27,600             683
                                                 ------------
                                                          683
                                                 ------------
TOTAL CONSUMER CYCLICAL (COST $33,168)                 28,571
                                                 ------------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 2.6%
CONSUMER PRODUCTS-MISCELLANEOUS -- 1.5%
Playtex Products*                     230,300           1,960
                                                 ------------
                                                        1,960
--------------------------------------------------------------------------------

PBHG FUNDS
PBHG SMALL CAP VALUE FUND PBSVX
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of September 30, 2002 (UNAUDITED)


                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
FOOD-MISCELLANEOUS/DIVERSIFIED -- 1.1%
Aurora Foods*                          29,791    $         19
Dole Food                              34,300             996
Monterey Pasta*                       112,100             521
                                                 ------------
                                                        1,536
                                                 ------------
TOTAL CONSUMER NON-CYCLICAL (COST $4,125)               3,496
                                                 ------------
--------------------------------------------------------------------------------
ENERGY -- 5.4%
OIL & GAS DRILLING -- 1.0%
Atwood Oceanics*                       47,000           1,375
                                                 ------------
                                                        1,375
--------------------------------------------------------------------------------
OIL COMPANIES-EXPLORATION & PRODUCTION-- 2.0%
Spinnaker Exploration*                 28,100             807
Tom Brown*                             80,400           1,841
                                                 ------------
                                                        2,648
--------------------------------------------------------------------------------
OIL FIELD MACHINERY & EQUIPMENT -- 1.0%
Universal Compression Holdings*        80,500           1,304
                                                 ------------
                                                        1,304
--------------------------------------------------------------------------------
OIL REFINING & MARKETING -- 0.3%
Premcor*                               31,000             486
                                                 ------------
                                                          486
--------------------------------------------------------------------------------
OIL-FIELD SERVICES -- 1.1%
CAL Dive International*                71,500           1,442
                                                 ------------
                                                        1,442
                                                 ------------
TOTAL ENERGY (COST $8,505)                              7,255
                                                 ------------
--------------------------------------------------------------------------------
FINANCIAL -- 20.8%
COMMERCIAL BANKS-WESTERN US -- 0.7%
City National                          19,800             926
                                                 ------------
                                                          926
--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT/ADVISORY SERVICES-- 3.6%
Affiliated Managers Group*             76,800           3,426
Federated Investors                    54,100           1,460
                                                 ------------
                                                        4,886
--------------------------------------------------------------------------------
LIFE/HEALTH INSURANCE -- 2.7%
Scottish Annuity & Life Holdings       84,300           1,437
Stancorp Financial Group               42,200           2,233
                                                 ------------
                                                        3,670
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 1.4%
HCC Insurance Holdings                 77,200           1,853
                                                 ------------
                                                        1,853
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 2.1%
First American                        135,100    $      2,760
                                                 ------------
                                                        2,760
--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT/SERVICES -- 0.8%
Trammell Crow*                        102,800           1,014
                                                 ------------
                                                        1,014
--------------------------------------------------------------------------------
REINSURANCE -- 1.7%
Odyssey Re Holdings                   135,200           2,246
                                                 ------------
                                                        2,246
--------------------------------------------------------------------------------
REITS-APARTMENTS -- 1.1%
Camden Property Trust                  21,000             696
Essex Property Trust                   17,000             841
                                                 ------------
                                                        1,537
--------------------------------------------------------------------------------
REITS-OFFICE PROPERTY -- 1.6%
Brandywine Realty Trust                28,900             652
Mack-Cali Realty                       45,100           1,449
-                                                ------------
                                                        2,101
--------------------------------------------------------------------------------
REITS-REGIONAL MALLS -- 0.8%
Rouse                                  35,100           1,121
                                                 ------------
                                                        1,121
--------------------------------------------------------------------------------
S&L/THRIFTS-EASTERN US -- 3.8%
Berkshire Hills Bancorp                51,400           1,208
Brookline Bancorp                     181,518           2,133
Willow Grove Bancorp                  154,200           1,819
                                                 ------------
                                                        5,160
--------------------------------------------------------------------------------
S&L/THRIFTS-SOUTHERN US -- 0.5%
Ocwen Financial*                      222,100             644
                                                 ------------
                                                          644
                                                 ------------
TOTAL FINANCIAL (COST $26,766)                         27,918
                                                 ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 12.3%
HEALTH CARE COST CONTAINMENT -- 2.0%
Hooper Holmes                         438,700           2,720
                                                 ------------
                                                        2,720
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 2.9%
Haemonetics*                          165,900           3,937
                                                 ------------
                                                        3,937
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 2.3%
Enzon*                                103,000           1,982
Serologicals*                          83,800           1,122
                                                 ------------
                                                        3,104
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS
                                                 PBHG SMALL CAP VALUE FUND PBSVX
                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2002 (UNAUDITED)


                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 3.2%
Adolor*                                97,400    $      1,366
Cima Labs*                            115,800           2,912
                                                 ------------
                                                        4,278
--------------------------------------------------------------------------------
MEDICAL-HMO -- 1.9%
Coventry Health Care*                  45,600           1,482
Humana*                                87,100           1,080
                                                 ------------
                                                        2,562
                                                 ------------
TOTAL HEALTH CARE (COST $17,654)                       16,601
                                                 ------------
--------------------------------------------------------------------------------
INDUSTRIAL -- 10.2%
AEROSPACE/DEFENSE -- 1.2%
Teledyne Technologies*                 89,000           1,616
                                                 ------------
                                                        1,616
--------------------------------------------------------------------------------
BATTERIES/BATTERY SYSTEMS -- 1.3%
Wilson Greatbatch Technologies*        62,200           1,729
                                                 ------------
                                                        1,729
--------------------------------------------------------------------------------
BUILDING PRODUCTS-LIGHT FIXTURES -- 0.8%
Genlyte Group*                         30,500           1,081
                                                 ------------
                                                        1,081
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS-- 1.1%
DSP Group*                             92,800           1,490
                                                 ------------
                                                        1,490
--------------------------------------------------------------------------------
ELECTRONIC PARTS DISTRIBUTION -- 0.5%
Avnet                                  58,900             636
                                                 ------------
                                                          636
--------------------------------------------------------------------------------
HAZARDOUS WASTE DISPOSAL -- 0.8%
Stericycle*                            33,600           1,140
                                                 ------------
                                                        1,140
--------------------------------------------------------------------------------
INDUSTRIAL AUTOMATION/ROBOTICS -- 0.8%
Brooks-PRI Automation*                 92,900           1,064
                                                 ------------
                                                        1,064
--------------------------------------------------------------------------------
INSTRUMENTS-SCIENTIFIC -- 2.6%
Fisher Scientific International*      114,400           3,472
                                                 ------------
                                                        3,472
--------------------------------------------------------------------------------
MACHINERY-THERMAL PROCESSING -- 0.1%
Global Power Equipment Group*          40,500             190
                                                 ------------
                                                          190
--------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING -- 0.9%
Aptargroup                             45,000           1,209
                                                 ------------
                                                        1,209
--------------------------------------------------------------------------------

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
POWER CONVERSION/SUPPLY EQUIPMENT -- 0.1%
Artesyn Technologies*                  94,100    $        142
                                                 ------------
                                                          142
                                                 ------------
TOTAL INDUSTRIAL (COST $14,880)                        13,769
                                                 ------------
--------------------------------------------------------------------------------
SERVICES -- 10.7%
ADVERTISING SERVICES -- 0.4%
RH Donnelley*                          23,200             603
                                                 ------------
                                                          603
--------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 4.1%
Alliance Data Systems*                151,800           2,300
Arbitron*                              66,900           2,281
ChoicePoint*                           26,733             953
                                                 ------------
                                                        5,534
--------------------------------------------------------------------------------
COMMERCIAL SERVICES-FINANCE -- 1.9%
PRG-Schultz International*            206,400           2,556
                                                 ------------
                                                        2,556
--------------------------------------------------------------------------------
CONSULTING SERVICES -- 1.5%
Forrester Research*                    97,200           1,455
Watson Wyatt & Co Holdings*            25,800             516
                                                 ------------
                                                        1,971
--------------------------------------------------------------------------------
DIRECT MARKETING -- 2.4%
Advo*                                  77,200           2,451
Valuevision Media, Cl A*               67,600             795
                                                 ------------
                                                        3,246
--------------------------------------------------------------------------------
HUMAN RESOURCES -- 0.4%
CDI*                                   19,200             502
                                                 ------------
                                                          502
                                                 ------------
TOTAL SERVICES (COST $15,173)                          14,412
                                                 ------------
--------------------------------------------------------------------------------
TECHNOLOGY -- 5.5%
COMPUTER GRAPHICS -- 0.5%
Pixar*                                 14,400             693
                                                 ------------
                                                          693
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 0.8%
Silicon Storage Technology*           269,000           1,052
                                                 ------------
                                                        1,052
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 0.5%
Fair Isaac                             20,725             678
                                                 ------------
                                                          678
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 0.3%
JDA Software Group*                    50,500             353
                                                 ------------
                                                          353
--------------------------------------------------------------------------------

PBHG FUNDS
PBHG SMALL CAP VALUE FUND PBSVX
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of September 30, 2002 (UNAUDITED)


                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
INTERNET INFRASTRUCTURE EQUIPMENT -- 0.8%
Avocent*                               84,000    $      1,124
                                                 ------------
                                                        1,124
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 0.7%
Adaptec*                              225,400             994
                                                 ------------
                                                          994
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS-- 0.6%
GlobespanVirata*                      319,100             753
                                                 ------------
                                                          753
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 0.7%
Lam Research*                         104,500             930
                                                 ------------
                                                          930
--------------------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 0.6%
Advanced Fibre Communication*          60,700             805
                                                 ------------
                                                          805
                                                 ------------
TOTAL TECHNOLOGY (COST $12,314)                         7,382
                                                 ------------
--------------------------------------------------------------------------------
UTILITIES -- 6.4%
ELECTRIC-INTEGRATED -- 3.0%
DQE                                   100,600           1,509
Hawaiian Electric Industries           25,800           1,112
Idacorp                                21,800             530
MGE Energy                             32,200             826
                                                 ------------
                                                        3,977
--------------------------------------------------------------------------------
GAS-DISTRIBUTION -- 2.2%
UGI                                    66,100           2,403
WGL Holdings                           25,000             598
                                                 ------------
                                                        3,001
--------------------------------------------------------------------------------
WATER -- 1.2%
Philadelphia Suburban                  80,200           1,628
                                                 ------------
                                                        1,628
                                                 ------------
TOTAL UTILITIES (COST $7,807)                           8,606
                                                 ------------
TOTAL COMMON STOCK (COST $148,296)                    133,321
--------------------------------------------------------------------------------

                                       Face            Market
Description                        Amount (000)      Value (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.5%
Morgan Stanley
   1.50%, dated 09/30/02, matures
   10/01/02, repurchase price
   $2,075,509 (collateralized by
   U.S. Government Obligations:
   total market value $2,116,994) (A)  $2,075    $      2,075
                                                 ------------
TOTAL REPURCHASE AGREEMENT (COST $2,075)                2,075
                                                 ------------
TOTAL INVESTMENTS-- 100.7% (COST $150,371)            135,396
                                                 ------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET-- (0.7)%
Payable for Administrative Fees                           (18)
Payable for Investment Advisory Fees                     (105)
Payable for Capital Shares Redeemed                    (1,423)
Other Assets and Liabilities, Net                         576
                                                 ------------
TOTAL OTHER ASSETS AND LIABILITIES, NET                  (970)
                                                 ------------
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of PBHG Class ($0.001 par value)
   based on 9,704,504 outstanding shares
   of common stock                                    196,357
Fund Shares of Advisor Class ($0.001 par value)
   based on 12,567 outstanding shares
   of common stock                                        235
Accumulated net investment loss                        (1,010)
Accumulated net realized loss on investments          (46,181)
Unrealized depreciation on investments                (14,975)
                                                 ------------
TOTAL NET ASSETS-- 100.0%                        $    134,426
                                                 ============
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE-- PBHG CLASS                        $13.83
                                                       ======
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE-- ADVISOR CLASS                     $13.78
                                                       ======

* Non-income producing security.
^ The fund held a Canadian domiciled security traded on the New York Stock
  Exchange as of September 30, 2002.
(A) -- Tri-party repurchase agreement
Cl -- Class
REIT -- Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS
                                                  PBHG SPECIAL EQUITY FUND PBNPX
                                            PBHG SPECIAL EQUITY FUND (UNAUDITED)


INVESTMENT FOCUS
STYLE

MARKET CAPITALIZATION

          VALUE     BLEND    GROWTH
------------------------------------------
Large
------------------------------------------
Medium      X
------------------------------------------
Small
------------------------------------------
Source: Pilgrim Baxter & Associates, Ltd.


                                                    AVERAGE ANNUAL TOTAL RETURN1
                                                      AS OF SEPTEMBER 30, 2002

                                                   One      Annualized    Annualized
                                      6           Year        3 Year       Inception
                                   Months2       Return       Return       to Date3
---------------------------------------------------------------------------------------------------------------------------
  PBHG Special Equity Fund        (26.58)%      (12.60)%       1.84%         3.84%
---------------------------------------------------------------------------------------------------------------------------


                COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE PBHG SPECIAL EQUITY FUND1
                        VERSUS THE S&P 500 INDEX AND THE LIPPER MULTI-CAP VALUE FUNDS AVERAGE

                                      [LINE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

                      PBHG Special Equity              S&P 500 Index                  Fund/Index Multi-Cap Value Funds
11/4/97                   $10,000                         $10,000                                  $10,000
11/30/97                    9,630                          10,172                                   10,000
12/31/97                    9,910                          10,347                                   10,158
1/31/98                     9,820                          10,461                                   10,124
2/28/98                    10,540                          11,215                                   10,819
3/31/98                    11,330                          11,789                                   11,302
4/30/98                    11,530                          11,907                                   11,365
5/31/98                    10,970                          11,703                                   11,101
6/30/98                    11,220                          12,178                                   11,150
7/31/98                    10,710                          12,049                                   10,791
8/31/98                     8,780                          10,309                                    9,152
9/30/98                     9,220                          10,969                                    9,566
10/31/98                   10,000                          11,861                                   10,331
11/30/98                   10,300                          12,580                                   10,809
12/31/98                   10,645                          13,305                                   11,143
1/31/99                    11,108                          13,862                                   11,219
2/28/99                    10,614                          13,431                                   10,906
3/31/99                    11,168                          13,968                                   11,222
4/30/99                    12,397                          14,509                                   12,105
5/31/99                    12,578                          14,167                                   12,079
6/30/99                    12,961                          14,953                                   12,491
7/31/99                    12,437                          14,486                                   12,143
8/31/99                    11,842                          14,414                                   11,786
9/30/99                    11,388                          14,019                                   11,307
10/31/99                   11,933                          14,906                                   11,675
11/30/99                   12,134                          15,209                                   11,749
12/31/99                   12,865                          16,105                                   12,125
1/31/2000                  11,969                          15,296                                   11,596
2/29/2000                  11,094                          15,006                                   11,132
3/31/2000                  12,887                          16,474                                   12,314
4/30/2000                  12,551                          15,979                                   12,291
5/31/2000                  12,815                          15,651                                   12,407
6/30/2000                  12,353                          16,036                                   12,130
7/31/2000                  12,486                          15,786                                   12,220
8/31/2000                  13,374                          16,766                                   13,008
9/30/2000                  13,252                          15,881                                   12,908
10/31/2000                 13,580                          15,814                                   13,234
11/30/2000                 13,038                          14,567                                   12,759
12/31/2000                 14,358                          14,638                                   13,535
1/31/2001                  14,719                          15,158                                   13,907
2/28/2001                  14,423                          13,776                                   13,527
3/31/2001                  14,332                          12,903                                   13,070
4/30/2001                  14,825                          13,906                                   13,813
5/31/2001                  15,164                          13,999                                   14,093
6/30/2001                  15,184                          13,658                                   13,859
7/31/2001                  15,458                          13,524                                   13,827
8/31/2001                  15,041                          12,677                                   13,350
9/30/2001                  13,765                          11,653                                   12,218
10/31/2001                 13,746                          11,876                                   12,381
11/30/2001                 14,754                          12,787                                   13,154
12/31/2001                 15,232                          12,899                                   13,500
1/31/2002                  15,444                          12,711                                   13,367
2/28/2002                  15,550                          12,465                                   13,281
3/31/2002                  16,385                          12,934                                   13,895
4/30/2002                  16,668                          12,150                                   13,504
5/31/2002                  16,680                          12,061                                   13,458
6/30/2002                  15,385                          11,201                                   12,464
7/31/2002                  13,878                          10,328                                   11,364
8/31/2002                  14,266                          10,396                                   11,482
9/30/2002                  12,030                           9,266                                   10,235

1 Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.
2 The six month return has not been annualized.
3 On December 14, 2001, the PBHG Special Equity Fund (formerly the PBHG New
  Perspective Fund) acquired the assets of the NWQ Special Equity Portfolio. Prior to the acquisition, the PBHG Class shares of the fund were known as the Institutional Class shares of the NWQ Special Equity Portfolio. The Institutional Service Class shares of the NWQ Special Equity Portfolio were exchanged for PBHG Class shares of the PBHG Special Equity Fund upon the business combination on December 14, 2001. The NWQ Special Equity Portfolio was a series of the UAM Funds, Inc. The NWQ Special Equity Portfolio was managed by NWQ Investment Management Company, the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the NWQ Special Equity Portfolio. Data includes performance of the Fund's predecessor, whose inception date was November 4, 1997.
4 The S&P 500 Index is a capitalization weighted index of 500 stocks. The Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Index is unmanaged and reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.
5 The Lipper Multi-Cap Value Funds Average represents the average performance of
  508 mutual funds classified by Lipper, Inc. in the Multi-Cap Value Funds category. The performance figures are based on changes in net asset value of the funds in the category with all capital gain distributions and income dividends reinvested. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. The Average is not intended to imply the Fund's past or future performance. A direct investment in the Average is not possible. The chart assumes $10,000 invested in the Lipper Multi-Cap Value Funds Average at that month's end, November 30, 1997.


SECTOR WEIGHTINGS AT SEPTEMBER 30, 2002

[PIE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

Basic Materials                               5%
Consumer Cyclical                             7%
Consumer Non-Cyclical                         5%
Energy                                        6%
Financial                                    38%
Health Care                                   4%
Industrial                                   10%
Services                                      7%
Technology                                   16%
Utilities                                     2%

% of Total Portfolio Investments in Common Stock


TOP TEN HOLDINGS AT SEPTEMBER 30, 2002*

IndyMac Bancorp                                   5.1%
Liberty Media, Cl A                               4.0%
ConocoPhillips                                    3.9%
Computer Associates International                 3.6%
Countrywide Credit Industry                       3.5%
Agere Systems**                                   3.5%
Philip Morris                                     3.2%
CIT Group                                         3.1%
Noble Energy                                      3.1%
Alltel                                            3.0%
-----------------------------------------------------------------------------
Total Top Ten Holdings                           36.0%

 *As a % of Common Stock
**Percentage is a combination of Class A and Class B shares.

PBHG FUNDS
PBHG SPECIAL EQUITY FUND PBNPX
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of September 30, 2002 (UNAUDITED)

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 98.0%
BASIC MATERIALS -- 5.1%
DIVERSIFIED MINERALS -- 1.2%
Cia Vale do Rio Doce ADR*               9,700    $        221
                                                 ------------
                                                          221
--------------------------------------------------------------------------------
GOLD MINING -- 2.3%
Barrick Gold                           28,000             435
                                                 ------------
                                                          435
--------------------------------------------------------------------------------
INDUSTRIAL GASES -- 1.6%
Praxair                                 6,000             307
                                                 ------------
                                                          307
                                                 ------------
TOTAL BASIC MATERIALS (COST $919)                         963
                                                 ------------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 7.1%
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL -- 1.3%
Delphi                                 28,700             246
                                                 ------------
                                                          246
--------------------------------------------------------------------------------
BROADCAST SERVICES/PROGRAMMING -- 3.9%
Liberty Media, Cl A*                  103,876             746
                                                 ------------
                                                          746
--------------------------------------------------------------------------------
RETAIL-TOY STORE -- 1.9%
Toys R' Us*                            35,000             356
                                                 ------------
                                                          356
                                                 ------------
TOTAL CONSUMER CYCLICAL (COST $2,352)                   1,348
                                                 ------------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 4.7%
FOOD-RETAIL -- 1.5%
Albertson's                            12,000             290
                                                 ------------
                                                          290
--------------------------------------------------------------------------------
TOBACCO -- 3.2%
Philip Morris                          15,600             605
                                                 ------------
                                                          605
--------------------------------------------------------------------------------
TOTAL CONSUMER NON-CYCLICAL (COST $986)                   895
                                                 ------------
--------------------------------------------------------------------------------
ENERGY -- 9.0%
OIL & GAS DRILLING -- 5.2%
Noble Energy                           16,900             574
Transocean                             20,000             416
                                                 ------------
                                                          990
--------------------------------------------------------------------------------
OIL COMPANIES-INTEGRATED -- 3.8%
ConocoPhillips                         15,840             732
                                                 ------------
                                                          732
                                                 ------------
TOTAL ENERGY (COST $1,961)                              1,722
                                                 ------------
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
FINANCIAL -- 37.3%
DIVERSIFIED HOLDING COMPANY -- 1.7%
Loews                                   7,600    $        326
                                                 ------------
                                                          326
--------------------------------------------------------------------------------
FINANCE-AUTO LOANS -- 1.4%
AmeriCredit*                           34,200             276
                                                 ------------
                                                          276
--------------------------------------------------------------------------------
FINANCE-CONSUMER LOANS -- 3.1%
CIT Group*                             32,300             581
                                                 ------------
                                                          581
--------------------------------------------------------------------------------
FINANCE-INVESTMENT BANKER/BROKER -- 0.9%
JP Morgan Chase                         8,850             168
                                                 ------------
                                                          168
--------------------------------------------------------------------------------
FINANCE-MORTGAGE LOAN/BANKER -- 10.8%
Countrywide Credit Industry            14,000             660
Fannie Mae                              7,500             446
IndyMac Bancorp*                       49,000             944
                                                 ------------
                                                        2,050
--------------------------------------------------------------------------------
FINANCIAL GUARANTEE INSURANCE -- 4.4%
MGIC Investment                        11,000             449
Radian Group                           12,000             392
                                                 ------------
                                                          841
                                                 ------------
--------------------------------------------------------------------------------
INSURANCE BROKERS -- 1.8%
AON                                    16,300             334
                                                 ------------
                                                          334
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 2.6%
Hartford Financial Services Group      11,800             484
                                                 ------------
                                                          484
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 1.4%
PMA Capital                            18,100             271
                                                 ------------
                                                          271
--------------------------------------------------------------------------------
REITS-HOTELS -- 1.3%
FelCor Lodging Trust                   19,700             253
                                                 ------------
                                                          253
--------------------------------------------------------------------------------
REITS-MORTGAGE -- 3.5%
FBR Asset Investment                    7,800             244
MFA Mortgage Investments               51,500             417
                                                 ------------
                                                          661
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2002 (UNAUDITED)


                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
SUPER-REGIONAL BANKS-US -- 4.4%
Bank of America                         7,267    $        464
FleetBoston Financial                  18,600             378
                                                 ------------
                                                          842
                                                 ------------
TOTAL FINANCIAL (COST $8,492)                           7,087
                                                 ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 3.7%
MEDICAL-HMO -- 1.9%
Aetna                                  10,000             358
                                                 ------------
                                                          358
--------------------------------------------------------------------------------
MEDICAL-HOSPITALS -- 1.8%
HCA                                     7,100             338
                                                 ------------
                                                          338
                                                 ------------
TOTAL HEALTH CARE (COST $577)                             696
                                                 ------------
--------------------------------------------------------------------------------
INDUSTRIAL -- 7.2%
AEROSPACE/DEFENSE -- 1.7%
Raytheon                               11,000             322
                                                 ------------
                                                          322
--------------------------------------------------------------------------------
CONTAINERS-PAPER/PLASTIC -- 1.8%
Packaging Corporation of America*      19,400             340
                                                 ------------
                                                          340
--------------------------------------------------------------------------------
ELECTRONIC MEASURING INSTRUMENTS -- 1.1%
Agilent Technologies*                  16,600             217
                                                 ------------
                                                          217
--------------------------------------------------------------------------------
INSTRUMENTS-CONTROLS -- 1.7%
Parker Hannifin                         8,200             313
                                                 ------------
                                                          313
--------------------------------------------------------------------------------
MACHINERY-GENERAL INDUSTRY -- 0.9%
Ingersoll-Rand, Cl A                    5,100             176
                                                 ------------
                                                          176
                                                 ------------
TOTAL INDUSTRIAL (COST $1,716)                          1,368
                                                 ------------
--------------------------------------------------------------------------------
SERVICES -- 6.8%
TELEPHONE-INTEGRATED -- 6.8%
Alltel                                 13,900             558
Sprint (FON Group)                     40,200             367
Telephone & Data Systems                7,500             378
                                                 ------------
                                                        1,303
                                                 ------------
TOTAL SERVICES (COST $2,119)                            1,303
                                                 ------------
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
TECHNOLOGY -- 15.5%
COMPUTERS-MEMORY DEVICES -- 0.9%
Maxtor*                                62,600    $        163
                                                 ------------
                                                          163
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 3.4%
Agere Systems, Cl A                       327             360
Agere Systems, Cl B                       300             297
                                                 ------------
                                                          657
--------------------------------------------------------------------------------
ELECTRONIC DESIGN AUTOMATION -- 2.7%
Numerical Technologies*               178,700             518
                                                 ------------
                                                          518
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 3.6%
Computer Associates International      70,800             680
                                                 ------------
                                                          680
--------------------------------------------------------------------------------
INTERNET SECURITY -- 1.1%
SonicWALL*                             75,400             207
                                                 ------------
                                                          207
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS-- 0.8%
GlobespanVirata*                       61,000             144
                                                 ------------
                                                          144
--------------------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 1.7%
Comverse Technology*                   46,700             327
                                                 ------------
                                                          327
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 1.3%
Amdocs*                                40,000             256
                                                 ------------
                                                          256
                                                 ------------
TOTAL TECHNOLOGY (COST $4,808)                          2,952
                                                 ------------
--------------------------------------------------------------------------------
UTILITIES -- 1.6%
ELECTRIC-INTEGRATED -- 1.6%
DTE Energy                              7,500             305
                                                 ------------
                                                          305
                                                 ------------
TOTAL UTILITIES (COST $307)                               305
                                                 ------------
TOTAL COMMON STOCK (COST $24,237)                      18,639
                                                 ------------
--------------------------------------------------------------------------------

PBHG FUNDS
PBHG SPECIAL EQUITY FUND PBNPX
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of September 30, 2002 (UNAUDITED)

                                        Face           Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
CONVERTIBLE BOND -- 0.8%
Agere Systems
   6.500%, 12/15/09                      $280    $        153
                                                 ------------
                                                          153
                                                 ------------
TOTAL CONVERTIBLE BOND (COST $280)                        153
                                                 ------------
TOTAL INVESTMENTS-- 98.8% (COST $24,517)               18,792
                                                 ------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- 1.2%
Receivable for Investment Securities Sold                 446
Payable for Administrative Fees                            (3)
Payable for Investment Advisory Fees                      (13)
Payable for Investment Securities Purchased              (356)
Other Assets and Liabilities, Net                         147
                                                 ------------
TOTAL OTHER ASSETS AND LIABILITIES, NET                   221
                                                 ------------
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of PBHG Class ($0.001 par value)
   based on 1,860,109 outstanding shares
   of common stock                                     23,966
Undistributed net investment income                       186
Accumulated net realized gain on investments              586
Unrealized depreciation on investments                 (5,725)
                                                 ------------
TOTAL NET ASSETS-- 100.0%                        $     19,013
                                                 ============
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE-- PBHG CLASS                        $10.22
                                                       ======

* Non-income producing security.
ADR -- American Depositary Receipt
Cl -- Class
REIT -- Real Estate Investment Trust


The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS

                                              PBHG DISCIPLINED EQUITY FUND PBDEX
                                        PBHG DISCIPLINED EQUITY FUND (UNAUDITED)



INVESTMENT FOCUS
STYLE

MARKET CAPITALIZATION

          VALUE     BLEND    GROWTH
------------------------------------------
Large                 X
------------------------------------------
Medium
------------------------------------------
Small
------------------------------------------
Source: Pilgrim Baxter & Associates, Ltd.


                                                    AVERAGE ANNUAL TOTAL RETURN1
                                                      AS OF SEPTEMBER 30, 2002

                                                One    Annualized  Annualized  Annualized
                                     6         Year      3 Year      5 Year     Inception
                                  Months2     Return     Return      Return     to Date3
---------------------------------------------------------------------------------------------------------------------------
  PBHG Disciplined Equity Fund   (30.71)%    (24.26)%   (13.23)%     (0.45)%      8.93%
---------------------------------------------------------------------------------------------------------------------------


                    COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN PBHG DISCIPLINED EQUITY FUND1
                             VERSUS THE S&P 500 INDEX AND THE LIPPER LARGE-CAP CORE FUNDS AVERAGE

                                      [LINE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

                          PBHG  Disciplined Equity               S&P 500 Index                  Lipper Large-Cap Core Funds
7/1/93                             $10,000                            $10,000                              $10,000
7/31/93                              9,845                             10,189                               10,000
8/31/93                             10,217                             10,575                               10,383
9/30/93                             10,109                             10,491                               10,406
10/31/93                            10,343                             10,708                               10,575
11/30/93                            10,156                             10,606                               10,415
12/31/93                            10,401                             10,735                               10,674
1/31/94                             10,734                             11,099                               11,017
2/28/94                             10,501                             10,798                               10,800
3/31/94                             10,078                             10,328                               10,329
4/30/94                             10,196                             10,461                               10,425
5/31/94                             10,397                             10,632                               10,510
6/30/94                             10,167                             10,372                               10,219
7/31/94                             10,438                             10,712                               10,517
8/31/94                             10,810                             11,150                               10,936
9/30/94                             10,500                             10,878                               10,694
10/31/94                            10,704                             11,122                               10,858
11/30/94                            10,262                             10,717                               10,459
12/31/94                            10,375                             10,876                               10,584
1/31/95                             10,632                             11,158                               10,736
2/28/95                             11,010                             11,592                               11,144
3/31/95                             11,303                             11,934                               11,445
4/30/95                             11,666                             12,285                               11,707
5/31/95                             12,132                             12,775                               12,081
6/30/95                             12,437                             13,071                               12,420
7/31/95                             12,888                             13,504                               12,880
8/31/95                             12,888                             13,538                               12,922
9/30/95                             13,448                             14,109                               13,368
10/31/95                            13,378                             14,059                               13,260
11/30/95                            13,849                             14,675                               13,789
12/31/95                            14,041                             14,958                               13,966
1/31/96                             14,483                             15,467                               14,375
2/29/96                             14,748                             15,610                               14,619
3/31/96                             14,802                             15,761                               14,764
4/30/96                             14,908                             15,993                               15,035
5/31/96                             15,334                             16,405                               15,384
6/30/96                             15,367                             16,467                               15,358
7/31/96                             14,638                             15,740                               14,650
8/31/96                             14,922                             16,073                               15,038
9/30/96                             15,499                             16,976                               15,843
10/31/96                            15,927                             17,444                               16,130
11/30/96                            17,120                             18,762                               17,206
12/31/96                            17,268                             18,390                               16,901
1/31/97                             18,081                             19,538                               17,773
2/28/97                             17,965                             19,692                               17,768
3/31/97                             17,505                             18,884                               17,032
4/30/97                             18,273                             20,011                               17,836
5/31/97                             19,111                             21,228                               18,951
6/30/97                             20,123                             22,179                               19,720
7/31/97                             21,897                             23,943                               21,272
8/31/97                             21,127                             22,603                               20,332
9/30/97                             22,553                             23,840                               21,363
10/31/97                            21,171                             23,044                               20,626
11/30/97                            22,178                             24,110                               21,290
12/31/97                            22,418                             24,524                               21,650
1/31/98                             22,684                             24,795                               21,797
2/28/98                             24,625                             26,582                               23,382
3/31/98                             26,147                             27,942                               24,445
4/30/98                             26,786                             28,223                               24,700
5/31/98                             26,786                             27,739                               24,161
6/30/98                             27,873                             28,865                               25,007
7/31/98                             27,761                             28,558                               24,632
8/31/98                             23,549                             24,434                               20,915
9/30/98                             25,641                             26,000                               22,168
10/31/98                            27,846                             28,115                               23,837
11/30/98                            29,203                             29,819                               25,241
12/31/98                            30,897                             31,537                               26,902
1/31/99                             31,832                             32,856                               27,838
2/28/99                             30,925                             31,835                               26,922
3/31/99                             31,946                             33,108                               27,999
4/30/99                             34,043                             34,391                               29,021
5/31/99                             33,561                             33,579                               28,368
6/30/99                             35,801                             35,442                               29,940
7/31/99                             34,793                             34,336                               29,092
8/31/99                             34,850                             34,165                               28,763
9/30/99                             33,752                             33,228                               28,050
10/31/99                            35,177                             35,331                               29,694
11/30/99                            35,519                             36,049                               30,457
12/31/99                            37,096                             38,172                               32,510
1/31/2000                           34,926                             36,255                               31,089
2/29/2000                           34,233                             35,568                               31,139
3/31/2000                           37,429                             39,048                               33,702
4/30/2000                           36,071                             37,873                               32,630
5/31/2000                           35,528                             37,096                               31,814
6/30/2000                           36,328                             38,010                               32,759
7/31/2000                           35,663                             37,416                               32,297
8/31/2000                           38,022                             39,740                               34,490
9/30/2000                           36,396                             37,642                               32,724
10/31/2000                          36,063                             37,483                               32,423
11/30/2000                          33,575                             34,528                               29,807
12/31/2000                          33,636                             34,697                               30,236
1/31/2001                           34,819                             35,928                               30,952
2/28/2001                           32,726                             32,652                               28,210
3/31/2001                           31,043                             30,583                               26,348
4/30/2001                           33,230                             32,960                               28,356
5/31/2001                           33,503                             33,181                               28,478
6/30/2001                           32,971                             32,373                               27,661
7/31/2001                           32,910                             32,055                               27,237
8/31/2001                           31,481                             30,048                               25,532
9/30/2001                           29,113                             27,622                               23,388
10/31/2001                          29,235                             28,148                               23,942
11/30/2001                          31,460                             30,308                               25,728
12/31/2001                          31,545                             30,573                               25,949
1/31/2002                           31,000                             30,127                               25,464
2/28/2002                           30,603                             29,546                               24,919
3/31/2002                           31,825                             30,658                               25,836
4/30/2002                           30,084                             28,799                               24,366
5/31/2002                           29,596                             28,586                               24,134
6/30/2002                           27,091                             26,550                               22,363
7/31/2002                           24,648                             24,480                               20,632
8/31/2002                           24,800                             24,641                               20,727
9/30/2002                           22,052                             21,963                               18,605

1 Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.
2 The six month return has not been annualized.
3 On January 11, 2002, the PBHG Disciplined Equity Fund acquired the assets of the Analytic Enhanced Equity Fund. Prior to the acquisition, the PBHG Class shares of the fund were known as the Institutional Class shares of the Analytic Enhanced Equity Fund. The Analytic Enhanced Equity Fund was a series of the UAM Funds, Inc II. The Analytic Enhanced Equity Fund was managed by Analytic Investors, Inc., the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the Analytic Enhanced Equity Fund. Data includes performance of the Fund's predecessor, whose inception date was July 1, 1993.
4 The S&P 500 Index is a capitalization weighted index of 500 stocks. The Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Index is unmanaged and reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.
5 The Lipper Large-Cap Core Funds Average represents the average performance of
  962 mutual funds classified by Lipper, Inc. in the Large-Cap Core Funds category. The performance figures are based on changes in net asset value of the funds in the category with all capital gain distributions and income dividends reinvested. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. The Average is not intended to imply the Fund's past or future performance. A direct investment in the Average is not possible. The chart assumes $10,000 invested in the Lipper Large-Cap Core Funds Average at that month's end, July 31, 1993.


SECTOR WEIGHTINGS AT SEPTEMBER 30, 2002

[PIE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

Basic Materials                                  2%
Consumer Cyclical                               11%
Consumer Non-Cyclical                            9%
Energy                                           5%
Financial                                       20%
Health Care                                     17%
Industrial                                      10%
Services                                         7%
Technology                                      15%
Transportation                                   2%
Utilities                                        2%

% of Total Portfolio Investments in Common Stock


TOP TEN HOLDINGS AT SEPTEMBER 30, 2002*

General Electric                                  5.0%
Johnson & Johnson                                 4.2%
Microsoft                                         3.8%
Citigroup                                         3.5%
Bank of America                                   3.5%
ChevronTexaco                                     3.0%
Medtronic                                         2.6%
Pfizer                                            2.4%
US Bancorp                                        2.4%
Union Pacific                                     2.3%
--------------------------------------------------------------------------
Total Top Ten Holdings                           32.7%

*As a % of Common Stock

PBHG FUNDS
PBHG DISCIPLINED EQUITY FUND PBDEX
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of September 30, 2002 (UNAUDITED)

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 98.3%
BASIC MATERIALS -- 2.1%
CHEMICALS-SPECIALTY -- 1.1%
Ashland                                13,359    $        358
Engelhard                               9,238             220
                                                 ------------
                                                          578
--------------------------------------------------------------------------------
METAL-DIVERSIFIED -- 1.0%
Freeport-McMoRan Copper & Gold, Cl B*  42,697             575
                                                 ------------
                                                          575
                                                 ------------
TOTAL BASIC MATERIALS (COST $1,490)                     1,153
                                                 ------------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 11.1%
BUILDING-RESIDENTIAL/COMMERCIAL -- 0.7%
Centex                                  3,669             163
KB Home                                 3,819             186
Pulte Homes                               531              23
                                                 ------------
                                                          372
--------------------------------------------------------------------------------
CABLE TV -- 1.3%
Comcast*                               34,649             723
                                                 ------------
                                                          723
--------------------------------------------------------------------------------
CRUISE LINES -- 0.2%
Carnival                                4,848             122
                                                 ------------
                                                          122
--------------------------------------------------------------------------------
MULTIMEDIA -- 1.1%
Meredith                               15,091             649
                                                 ------------
                                                          649
--------------------------------------------------------------------------------
RETAIL-AUTO PARTS -- 1.8%
Autozone*                              12,671             999
                                                 ------------
                                                         999
--------------------------------------------------------------------------------
RETAIL-BUILDING PRODUCTS -- 2.1%
Home Depot                             46,004           1,201
                                                 ------------
                                                        1,201
--------------------------------------------------------------------------------
RETAIL-DISCOUNT -- 0.9%
Wal-Mart Stores                        10,102             497
                                                 ------------
                                                          497
--------------------------------------------------------------------------------
RETAIL-MAJOR DEPARTMENT STORE -- 1.3%
Sears Roebuck                          18,766             732
                                                 ------------
                                                          732
--------------------------------------------------------------------------------
RETAIL-OFFICE SUPPLIES -- 1.3%
Office Depot*                          57,276             707
                                                 ------------
                                                          707
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 0.2%
McDonald's                              5,459              96
                                                 ------------
                                                           96
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
TRAVEL SERVICES -- 0.2%
Sabre Holdings*                         7,335    $        142
                                                 ------------
                                                          142
                                                 ------------
TOTAL CONSUMER CYCLICAL (COST $7,901)                   6,240
                                                 ------------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 8.4%
BEVERAGES-NON-ALCOHOLIC -- 2.2%
PepsiCo                                32,393           1,197
                                                 ------------
                                                        1,197
--------------------------------------------------------------------------------
COSMETICS & TOILETRIES -- 0.8%
Procter & Gamble                        4,946             442
                                                 ------------
                                                          442
--------------------------------------------------------------------------------
FOOD-MISCELLANEOUS/DIVERSIFIED -- 1.3%
General Mills                          10,439             464
Sara Lee                               14,679             268
                                                 ------------
                                                          732
--------------------------------------------------------------------------------
FOOD-RETAIL -- 0.6%
Kroger*                                22,456             317
                                                 ------------
                                                          317
--------------------------------------------------------------------------------
FOOD-WHOLESALE/DISTRIBUTION -- 0.9%
Supervalu                              32,081             518
                                                 ------------
                                                          518
--------------------------------------------------------------------------------
TOBACCO -- 2.6%
Philip Morris                          26,359           1,023
RJ Reynolds Tobacco Holdings              320              13
UST                                    15,537             438
                                                 ------------
                                                        1,474
                                                 ------------
TOTAL CONSUMER NON-CYCLICAL (COST $4,723)               4,680
                                                 ------------
--------------------------------------------------------------------------------
ENERGY -- 5.4%
OIL COMPANIES-EXPLORATION & PRODUCTION-- 0.9%
Apache                                  8,844             526
                                                 ------------
                                                          526
--------------------------------------------------------------------------------
OIL COMPANIES-INTEGRATED -- 4.1%
ChevronTexaco                          24,153           1,673
ConocoPhillips                          2,903             134
Exxon Mobil                            14,840             473
                                                 ------------
                                                        2,280
--------------------------------------------------------------------------------
OIL-FIELD SERVICES -- 0.4%
Schlumberger                            5,563             214
                                                 ------------
                                                          214
                                                 ------------
TOTAL ENERGY (COST $3,562)                              3,020
                                                 ------------
--------------------------------------------------------------------------------
FINANCIAL -- 20.0%
COMMERCIAL BANKS-SOUTHERN US -- 1.3%
BB&T                                   21,430             751
                                                 ------------
                                                          751
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS
                                              PBHG DISCIPLINED EQUITY FUND PBDEX
                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2002 (UNAUDITED)


                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 3.5%
Citigroup                              65,313    $      1,937
                                                 ------------
                                                        1,937
--------------------------------------------------------------------------------
FINANCE-CONSUMER LOANS -- 0.9%
Household International                18,801             532
                                                 ------------
                                                          532
--------------------------------------------------------------------------------
FINANCE-MORTGAGE LOAN/BANKER -- 3.1%
Fannie Mae                             15,142             902
Freddie Mac                            14,748             824
                                                 ------------
                                                        1,726
--------------------------------------------------------------------------------
LIFE/HEALTH INSURANCE -- 1.9%
John Hancock Financial Services        38,868           1,081
                                                 ------------
                                                        1,081
--------------------------------------------------------------------------------
MONEY CENTER BANKS -- 3.4%
Bank of America                        30,086           1,919
                                                 ------------
                                                        1,919
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 2.3%
American International Group            3,477             190
Loews                                  12,804             549
Metlife                                23,318             531
                                                 ------------
                                                        1,270
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 0.1%
Travelers Property Casualty, Cl B*      4,603              62
                                                 ------------
                                                           62
--------------------------------------------------------------------------------
S&L/THRIFTS-WESTERN US -- 1.1%
Washington Mutual                      19,396             610
                                                 ------------
                                                          610
--------------------------------------------------------------------------------
SUPER-REGIONAL BANKS-US -- 2.4%
US Bancorp                             70,868           1,317
                                                 ------------
                                                        1,317
                                                 ------------
TOTAL FINANCIAL (COST $13,467)                         11,205
                                                 ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 16.6%
MEDICAL INSTRUMENTS -- 2.6%
Medtronic                              34,360           1,447
                                                 ------------
                                                        1,447
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 5.0%
Amgen*                                  8,119             338
Biogen*                                 5,487             161
Johnson & Johnson                      42,838           2,317
                                                 ------------
                                                        2,816
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 9.0%
Abbott Laboratories                    26,368           1,065
Merck                                  23,572           1,078
Pfizer                                 45,616           1,324
Pharmacia                               9,806             381
Schering-Plough                        42,715             911
Wyeth                                   7,837             249
                                                 ------------
                                                        5,008
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
PHYSICAL THERAPY/REHABILITATION CENTERS-- 0.0%
Healthsouth*                            5,368    $         22
                                                 ------------
                                                           22
                                                 ------------
TOTAL HEALTH CARE (COST $10,293)                        9,293
                                                 ------------
--------------------------------------------------------------------------------
INDUSTRIAL -- 9.5%
AEROSPACE/DEFENSE -- 1.9%
General Dynamics                       13,283           1,080
                                                 ------------
                                                        1,080
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE-EQUIPMENT -- 2.2%
Goodrich                                9,829             186
United Technologies                    18,638           1,053
                                                 ------------
                                                        1,239
--------------------------------------------------------------------------------
CONTAINERS-PAPER/PLASTIC -- 0.3%
Sealed Air*                            11,163             189
                                                 ------------
                                                          189
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS-- 4.9%
General Electric                      110,601           2,726
                                                 ------------
                                                        2,726
--------------------------------------------------------------------------------
TRUCKING & LEASING -- 0.2%
Ryder System                            3,905              97
                                                 ------------
                                                           97
                                                 ------------
TOTAL INDUSTRIAL (COST $6,481)                          5,331
                                                 ------------
--------------------------------------------------------------------------------
SERVICES -- 6.4%
COMMERCIAL SERVICES-FINANCE -- 2.0%
Deluxe                                 21,715             979
H&R Block                               2,862             120
                                                 ------------
                                                        1,099
--------------------------------------------------------------------------------
TELEPHONE-INTEGRATED -- 4.4%
BellSouth                              43,920             806
CenturyTel                             17,669             396
SBC Communications                     55,094           1,107
Verizon Communications                  5,630             155
                                                 ------------
                                                        2,464
--------------------------------------------------------------------------------
TOTAL SERVICES (COST $4,574)                            3,563
                                                 ------------
--------------------------------------------------------------------------------
TECHNOLOGY -- 14.5%
APPLICATIONS SOFTWARE -- 3.8%
Microsoft*                             48,391           2,117
                                                 ------------
                                                        2,117
--------------------------------------------------------------------------------
COMPUTER AIDED DESIGN -- 0.3%
Autodesk                               13,515             171
                                                 ------------
                                                          171
--------------------------------------------------------------------------------
COMPUTERS -- 1.5%
Hewlett-Packard                        65,123             760
International Business Machines           975              57
                                                 ------------
                                                          817
--------------------------------------------------------------------------------

PBHG FUNDS
PBHG DISCIPLINED EQUITY FUND PBDEX
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of September 30, 2002 (UNAUDITED)

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 3.4%
Automatic Data Processing              29,211    $      1,016
First Data                             32,129             898
                                                 ------------
                                                        1,914
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 0.7%
Nvidia*                                46,102             395
                                                 ------------
                                                          395
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 1.4%
Novell*                                17,324              36
Oracle*                                93,897             738
                                                 ------------
                                                          774
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 0.8%
Cisco Systems*                         45,729             479
                                                 ------------
                                                          479
--------------------------------------------------------------------------------
OFFICE AUTOMATION & EQUIPMENT -- 0.5%
Pitney Bowes                            9,361             285
                                                 ------------
                                                          285
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 0.9%
Kla-Tencor*                            19,128             534
                                                 ------------
                                                          534
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 1.2%
Motorola                               64,999             662
                                                 ------------
                                                          662
                                                 ------------
TOTAL TECHNOLOGY (COST $10,559)                         8,148
                                                 ------------
--------------------------------------------------------------------------------
TRANSPORTATION -- 2.4%
TRANSPORTATION-RAIL -- 2.4%
CSX                                     3,986             105
Union Pacific                          21,669           1,254
                                                 ------------
                                                        1,359
                                                 ------------
TOTAL TRANSPORTATION (COST $1,345)                      1,359
                                                 ------------
--------------------------------------------------------------------------------
UTILITIES -- 1.9%
ELECTRIC-INTEGRATED -- 1.9%
Edison International*                  26,212             262
Entergy                                 4,123             172
NiSource                               19,072             329
Public Service Enterprise Group           422              13
Reliant Energy                          3,326              33
TECO Energy                             2,821              45
Xcel Energy                            22,148             206
                                                 ------------
                                                        1,060
                                                 ------------
TOTAL UTILITIES (COST $1,658)                           1,060
                                                 ------------
TOTAL COMMON STOCK (COST $66,053)                      55,052
                                                 ------------
--------------------------------------------------------------------------------

                                 Shares/Face           Market
Description                      Amount (000)        Value (000)
--------------------------------------------------------------------------------
RIGHTS -- 0.0%
Seagate Escrow Security+                6,002    $         --
                                                 ------------
                                                           --
                                                 ------------
TOTAL RIGHTS (COST $0)                                     --
                                                 ------------
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS-- 0.4%
U.S. Treasury Bill (A) (B)
   1.64%, 3/13/2003                      $200             199
                                                 ------------
                                                          199
                                                 ------------
TOTAL U.S. TREASURY OBLIGATIONS (COST $199)               199
                                                 ------------
TOTAL INVESTMENTS-- 98.7% (COST $66,252)               55,251
                                                 ------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- 1.3%
Receivable for Investment Securities Sold                 711
Payable for Administrative Fees                            (7)
Payable for Investment Advisory Fees                      (22)
Other Assets and Liabilities, Net                          59
                                                 ------------
TOTAL OTHER ASSETS AND LIABILITIES, NET                   741
                                                 ------------
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of PBHG Class ($0.001 par value)
   based on 7,759,239 outstanding shares
   of common stock                                     97,064
Undistributed net investment income                       502
Accumulated net realized loss on investments          (30,426)
Unrealized depreciation on investments and
   futures contracts                                  (11,148)
                                                 ------------
TOTAL NET ASSETS-- 100.0%                        $     55,992
                                                 ============
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE-- PBHG CLASS                         $7.22
                                                        =====

* Non-income producing security.
+ These rights represent a potential distribution settlement in a legal claim and do not have a strike price or expiration date.
(A) -- Security has been pledged as collateral for open futures contracts.
(B) -- The rate reflected on the Statement of Net Assets represents the security's effective yield at time of purchase.
Cl -- Class


The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS
                              PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND PBGTX
                        PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND (UNAUDITED)


INVESTMENT FOCUS
STYLE

MARKET CAPITALIZATION

          VALUE     BLEND    GROWTH
------------------------------------------
Large
------------------------------------------
Medium                         X
------------------------------------------
Small
------------------------------------------
Source: Pilgrim Baxter & Associates, Ltd.


                                                    AVERAGE ANNUAL TOTAL RETURN1
                                                      AS OF SEPTEMBER 30, 2002

                                                         One           Annualized
                                        6               Year            Inception
                                     Months2           Return           to Date3
---------------------------------------------------------------------------------------------------------------------------
  PBHG Global Technology &
     Communications Fund               (51.05)%          (38.82)%           (51.37)%
---------------------------------------------------------------------------------------------------------------------------


      COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND1
     VERSUS THE MSCI WORLD FREE INDEX, THE PSE TECHNOLOGY INDEX(R) AND THE LIPPER SCIENCE & TECHNOLOGY FUNDS AVERAGE

                                  [LINE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

                         Global Tech &               MSCI World                     PSE                     Lipper Science
                             Comm                    Free Index                 Tech Index                   & Technology
5/31/2000                   $10,000                     $10,000                  $10,000                         $10,000
6/30/2000                    11,820                      10,335                   11,075                          11,726
7/31/2000                    11,570                      10,043                   10,331                          11,173
8/31/2000                    12,750                      10,369                   11,770                          12,927
9/30/2000                    11,310                       9,816                   10,447                          11,644
10/31/2000                   10,100                       9,651                    9,772                          10,338
11/30/2000                    7,180                       9,063                    8,169                           7,657
12/31/2000                    7,390                       9,209                    8,194                           7,496
1/31/2001                     7,860                       9,386                    9,235                           8,236
2/28/2001                     6,180                       8,592                    7,551                           5,957
3/31/2001                     4,950                       8,026                    6,666                           4,967
4/30/2001                     5,940                       8,618                    7,751                           5,959
5/31/2001                     5,410                       8,505                    7,472                           5,710
6/30/2001                     4,860                       8,238                    7,310                           5,644
7/31/2001                     4,600                       8,128                    6,929                           5,128
8/31/2001                     3,860                       7,736                    6,372                           4,456
9/30/2001                     3,040                       7,054                    5,212                           3,477
10/31/2001                    3,490                       7,188                    6,035                           4,036
11/30/2001                    4,120                       7,612                    6,851                           4,664
12/31/2001                    4,100                       7,660                    6,931                           4,716
1/31/2002                     3,970                       7,427                    6,896                           4,634
2/28/2002                     3,420                       7,361                    6,333                           3,987
3/31/2002                     3,800                       7,686                    6,911                           4,366
4/30/2002                     3,390                       7,424                    6,108                           3,827
5/31/2002                     3,030                       7,437                    5,863                           3,593
6/30/2002                     2,550                       6,984                    5,183                           3,118
7/31/2002                     2,290                       6,395                    4,579                           2,773
8/31/2002                     2,200                       6,406                    4,521                           2,691
9/30/2002                     1,860                       5,701                    3,897                           2,296

1 Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Securities of small and medium companies involve greater risk and price volatility than larger, more established companies. The Fund's investment in technology companies involves the risk of volatility. Products of technology companies may be subject to severe competition and rapid obsolescence. International investing involves special risks including currency exchange fluctuation, government regulation and the potential for economic and political instability. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.
2 The six month return has not been annualized.
3 The PBHG Global Technology & Communications Fund commenced operations on May
  31, 2000.
4 The MSCI World Free Index is the Morgan Stanley Capital International Index that reflects the performance of both the developed and the emerging equity markets of the world. The Index excludes the performance impact of companies that are restricted with respect to foreign investors. The Index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.
5 The PSE Technology Index(R) is a price-weighted index of the top 100 U.S.
  technology stocks. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.
6 The Lipper Science & Technology Funds Average represents the average performance of 400 mutual funds classified by Lipper, Inc. in the Science & Technology category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. The Average is not intended to imply the Fund's past or future performance. A direct investment in the Average is not possible.


COUNTRY WEIGHTINGS AT SEPTEMBER 30, 2002

[PIE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

Bermuda                                  6%
France                                   1%
India                                    1%
Israel                                   1%
Japan                                   18%
South Korea                              1%
United Kingdom                           2%
United States                           70%

% of Total Portfolio Investments in Common Stock


TOP TEN HOLDINGS AT SEPTEMBER 30, 2002*

Marvell Technology Group                          6.0%
Cisco Systems                                     5.0%
Microsoft                                         5.0%
Take-Two Interactive Software                     4.5%
Sega                                              3.9%
Dell Computer                                     3.2%
Hirose Electric                                   3.1%
Broadcom                                          3.0%
Microchip Technology                              2.7%
Rohm                                              2.6%
---------------------------------------------------------------------
Total Top Ten Holdings                           39.0%

*As a % of Common Stock

PBHG FUNDS
PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND PBGTX
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
As of September 30, 2002 (UNAUDITED)

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 82.0%
BERMUDA -- 5.0%
Marvell Technology Group*              50,700    $        803
                                                 ------------
                                                          803
                                                 ------------
TOTAL BERMUDA (COST $1,863)                               803
                                                 ------------
--------------------------------------------------------------------------------
FRANCE -- 1.1%
STMicroelectronics                     13,200             179
                                                 ------------
                                                          179
                                                 ------------
TOTAL FRANCE (COST $430)                                  179
                                                 ------------
--------------------------------------------------------------------------------
INDIA -- 0.7%
Infosys Technologies ADR                2,000             108
                                                 ------------
                                                          108
                                                 ------------
TOTAL INDIA (COST $115)                                   108
                                                 ------------
--------------------------------------------------------------------------------
ISRAEL -- 0.5%
Precise Software Solutions*             9,500              87
                                                 ------------
                                                           87
                                                 ------------
TOTAL ISRAEL (COST $98)                                    87
                                                 ------------
--------------------------------------------------------------------------------
JAPAN -- 14.7%
Canon                                   8,000             262
Fanuc                                     400              18
Fuji Machine Manufacturing              3,000              28
Fujitsu                                47,000             203
Hirose Electric                         5,800             416
Matsushita Electric Industrial          2,884              30
Mitsumi Electric                       26,400             311
Rohm                                    3,000             352
Sega*                                  28,000             523
Sony                                    6,000             252
                                                 ------------
TOTAL JAPAN (COST $3,757)                               2,395
                                                 ------------
--------------------------------------------------------------------------------
SOUTH KOREA -- 0.9%
KT ADR                                  6,900             153
                                                 ------------
                                                          153
                                                 ------------
TOTAL SOUTH KOREA (COST $138)                             153
                                                 ------------
--------------------------------------------------------------------------------
UNITED KINGDOM -- 1.5%
Vodafone Group Plc ADR                 19,000             244
                                                 ------------
                                                          244
                                                 ------------
TOTAL UNITED KINGDOM (COST $412)                          244
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
UNITED STATES -- 57.6%
Activision*                            10,500       $     251
Advanced Fibre Communication*          13,400             178
Agilent Technologies*                   8,000             105
Applied Materials*                     15,000             173
BellSouth                               8,000             147
Broadcom, Cl A*                        37,400             399
Brocade Communications Systems*        31,600             238
Brooks-PRI Automation*                  2,200              25
CDW Computer Centers*                   4,300             182
Cisco Systems*                         63,200             662
Cognizant Technology Solutions*         3,600             207
Comcast*                                9,900             207
Concord EFS*                            8,000             127
Cymer*                                  7,400             138
Dell Computer*                         18,100             426
DSP Group*                              1,800              29
DST Systems*                            4,300             127
Electronic Arts*                        4,700             310
EMC*                                   24,500             112
General Dynamics                        2,100             171
Hewlett-Packard                        15,000             175
Integrated Circuit Systems*            14,600             229
Intel                                  17,900             249
Intersil*                              16,900             219
Lam Research*                           7,200              64
Lexmark International*                  3,800             179
Linear Technology                       7,400             153
Lockheed Martin                         3,000             194
Maxim Integrated Products*              4,300             106
Mercury Interactive*                    8,200             141
Microchip Technology*                  17,700             362
Microsoft*                             15,100             660
NetScreen Technologies*                28,200             306
Paychex                                 6,000             146
QLogic*                                 4,500             117
Qualcomm*                               7,300             202
SBC Communications                      8,000             161
Silicon Laboratories*                   4,500              83
Sungard Data Systems*                   6,000             117
Synopsys*                                 900              34
Take-Two Interactive Software*         20,600             597
Texas Instruments                      10,100             149
Verizon Communications                  6,500             178
Vishay Intertechnology*                 1,200              11
Western Digital*                       33,500             157
Xilinx*                                 9,500             150
                                                 ------------
TOTAL UNITED STATES (COST $13,248)                      9,353
                                                 ------------
TOTAL COMMON STOCK (COST $20,061)                      13,322
                                                 ------------
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS
                              PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND PBGTX

                                                         SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                            As of September 30, 2002 (UNAUDITED)

                                     Shares/Face       Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
INVESTMENT COMPANY -- 2.5%
Technology Select Sector SPDR Fund*    33,700    $        399
                                                 ------------
                                                          399
                                                 ------------
TOTAL INVESTMENT COMPANY (COST $453)                      399
                                                 ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 8.2%
JP Morgan Chase
   1.85%, dated 09/30/02, matures
   10/01/02, repurchase price
   $1,337,527 (collateralized by
   U.S. Government Obligations:
   total market value $1,364,931) (A)  $1,337           1,337
                                                 ------------
TOTAL REPURCHASE AGREEMENT (COST $1,337)                1,337
                                                 ------------
TOTAL INVESTMENTS-- 92.7% (COST $21,851)         $     15,058
                                                 ============


Percentages are based on Net Assets of $16,250,430
* Non-income producing security.
(A) -- Tri-party repurchase agreement
ADR -- American Depositary Receipt
Cl -- Class
Plc -- Public Limited Company
SPDR -- Standard & Poor's 500 Composite Index Depositary Receipt

PBHG FUNDS
PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND PBGTX
SECTOR/INDUSTRY DIVERSIFICATION
--------------------------------------------------------------------------------
As of September 30, 2002 (UNAUDITED)


                                            Market       % of
                                          Value (000)  Net Assets
--------------------------------------------------------------------------------
CONSUMER CYCLICAL
Audio/Video Products                        $  282         1.7%
Cable TV                                       206         1.3
Entertainment Software                       1,159         7.1
Retail-Computer Equipment                      182         1.1
Toys                                           523         3.2
                                            ------        ----
TOTAL CONSUMER CYCLICAL                      2,352        14.4
                                            ------        ----
INDUSTRIAL
Aerospace/Defense                              365         2.2
Capacitors                                     312         1.9
Electronic Components-Miscellaneous             57         0.4
Electronic Connectors                          416         2.6
Electronic Measuring Instruments               104         0.6
Industrial Automation/Robotics                  25         0.2
Lasers-Systems/Components                      138         0.8
Machinery-Material Handling                     28         0.2
                                            ------        ----
TOTAL INDUSTRIAL                             1,445         8.9
                                            ------        ----
SERVICES
Commercial Services-Finances                   273         1.7
Computer Services                              450         2.8
Telephone-Integrated                           639         3.9
                                            ------        ----
TOTAL SERVICES                               1,362         8.4
                                            ------        ----

                                            Market       % of
                                          Value (000)  Net Assets
--------------------------------------------------------------------------------
TECHNOLOGY
Applications Software                      $   909         5.6%
Cellular Telecommunications                    244         1.5
Computer Data Security                         306         1.9
Computers                                      601         3.7
Computers-Integrated Systems                   441         2.7
Computers-Memory Devices                       269         1.7
Computers-Peripheral Equipment                 179         1.1
Decision Support Software                       87         0.5
Electronic Components-Semiconductors         2,259        13.9
Electronic Design Automation                    34         0.2
Networking Products                            662         4.1
Office Automation & Equipment                  262         1.6
Semiconductor Components-Integrated
  Circuits                                   1,293         8.0
Semiconductor Equipment                        237         1.5
Telecommunication Equipment                    178         1.1
Wireless Equipment                             202         1.2
                                           -------       -----
TOTAL TECHNOLOGY                             8,163        50.3
                                           =======       =====
TOTAL COMMON STOCK                          13,322        82.0
TOTAL INVESTMENT COMPANY                       399         2.5
TOTAL REPURCHASE AGREEMENT                   1,337         8.2
TOTAL OTHER ASSETS AND LIABILITIES, NET      1,192         7.3
                                           -------       -----
TOTAL NET ASSETS                           $16,250       100.0%
                                           =======       =====



The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS
                                                            PBHG REIT FUND PBRTX
                                                      PBHG REIT FUND (UNAUDITED)


INVESTMENT FOCUS
STYLE

MARKET CAPITALIZATION

          VALUE     BLEND    GROWTH
------------------------------------------
Large
------------------------------------------
Medium     X
------------------------------------------
Small
------------------------------------------
Source: Pilgrim Baxter & Associates, Ltd.



                                                    AVERAGE ANNUAL TOTAL RETURN1
                                                      AS OF SEPTEMBER 30, 2002

                                     One    Annualized Annualized  Annualized  Annualized
                            6       Year      3 Year     5 Year      10 Year    Inception
                         Months2   Return     Return     Return      Return      to Date
---------------------------------------------------------------------------------------------------------------------------
  PBHG REIT Fund -
     PBHG Class3          (8.91)%    7.41%     10.93%     3.46%      10.97%       8.45%
---------------------------------------------------------------------------------------------------------------------------
  PBHG REIT Fund -
     Advisor Class3,4     (8.96)%    7.23%     10.50%     3.01%      10.64%       8.21%
---------------------------------------------------------------------------------------------------------------------------


               COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE PBHG REIT FUND - PBHG CLASS1
          VERSUS THE S&P 500 INDEX, WILSHIRE REAL ESTATE SECURITIES INDEX AND THE LIPPER REAL ESTATE FUNDS AVERAGE

                                      [LINE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

                                  PBHG                S&P 500                  Wilshire Real                   Lipper Real
                                  REIT                 Index                 Estate Securities                 Estate Funds
3/13/89                          $10,000              $10,000                       $10,000                        $10,000
3/31/89                            9,960               10,000                        10,000                         10,000
4/30/89                           10,140               10,519                        10,218                         10,182
5/31/89                           10,170               10,893                        10,293                         10,357
6/30/89                           10,281               10,881                        10,419                         10,473
7/31/89                           10,747               11,863                        10,908                         10,804
8/31/89                           10,706               12,094                        10,943                         10,690
9/30/89                           10,481               12,045                        10,957                         10,666
10/31/89                          10,308               11,765                        10,657                         10,133
11/30/89                          10,121               12,004                        10,658                          9,982
12/31/89                           9,944               12,292                        10,744                          9,978
1/31/90                            9,833               11,467                        10,415                          9,508
2/28/90                            9,769               11,616                        10,385                          9,504
3/31/90                            9,598               11,924                        10,423                          9,482
4/30/90                            9,718               11,627                        10,234                          9,298
5/31/90                            9,392               12,758                        10,305                          9,257
6/30/90                            9,413               12,672                        10,467                          9,275
7/31/90                            9,489               12,632                        10,551                          8,920
8/31/90                            8,714               11,491                         9,688                          7,878
9/30/90                            7,740               10,933                         8,962                          6,965
10/31/90                           7,313               10,886                         8,845                          6,463
11/30/90                           7,789               11,589                         9,177                          6,726
12/31/90                          7,741               11,911                         9,222                          6,640
1/31/91                            8,715               12,429                         9,962                          7,286
2/28/91                            8,968               13,317                        10,498                          7,714
3/31/91                            9,523               13,639                        11,063                          8,401
4/30/91                            9,534               13,671                        11,208                          8,333
5/31/91                            9,698               14,259                        11,338                          8,462
6/30/91                            9,534               13,606                        10,995                          8,045
7/31/91                            9,499               14,240                        11,159                          8,011
8/31/91                            9,226               14,576                        11,108                          7,915
9/30/91                            9,253               14,332                        11,342                          7,824
10/31/91                           9,012               14,531                        11,205                          7,648
11/30/91                           8,879               13,948                        11,064                          7,394
12/31/91                           9,564               15,540                        12,001                          7,970
1/31/92                           10,116               15,250                        12,444                          8,345
2/29/92                            9,920               15,448                        12,250                          8,324
3/31/92                            9,910               15,148                        12,088                          8,144
4/30/92                            9,749               15,592                        12,001                          8,009
5/31/92                           10,097               15,668                        12,449                          8,041
6/30/92                            9,924               15,435                        12,237                          7,799
7/31/92                           10,314               16,066                        12,583                          7,828
8/31/92                           10,365               15,737                        12,722                          7,710
9/30/92                           10,594               15,922                        12,968                          8,003
10/31/92                          10,799               15,977                        13,147                          8,088
11/30/92                          10,722               16,519                        13,291                          8,158
12/31/92                          11,273               16,722                        13,923                          8,559
1/31/93                           11,959               16,862                        14,561                          9,154
2/28/93                           12,658               17,092                        15,114                          9,597
3/31/93                           13,861               17,452                        16,104                         10,241
4/30/93                           12,986               17,030                        15,615                          9,661
5/31/93                           12,751               17,485                        15,541                          9,509
6/30/93                           13,104               17,536                        15,837                          9,758
7/31/93                           13,460               17,465                        16,187                          9,956
8/31/93                           13,724               18,126                        16,646                         10,163
9/30/93                           14,594               17,983                        17,369                         10,624
10/31/93                          14,274               18,355                        17,270                         10,325
11/30/93                          13,101               18,181                        16,374                          9,875
12/31/93                          13,538               18,401                        16,878                          9,863
1/31/94                           13,697               19,026                        17,070                         10,159
2/28/94                           14,536               18,510                        17,668                         10,574
3/31/94                           14,031               17,704                        17,083                         10,085
4/30/94                           14,192               17,931                        17,218                         10,198
5/31/94                           14,529               18,225                        17,282                         10,410
6/30/94                           13,983               17,778                        16,881                         10,205
7/31/94                           13,820               18,362                        16,817                         10,228
8/31/94                           13,894               19,113                        16,976                         10,221
9/30/94                           13,855               18,647                        16,684                         10,050
10/31/94                          13,164               19,064                        16,102                          9,683
11/30/94                          12,624               18,371                        15,511                          9,304
12/31/94                          13,945               18,643                        16,806                         10,025
1/31/95                           13,189               19,126                        16,257                          9,701
2/28/95                           13,256               19,870                        16,444                         10,005
3/31/95                           13,312               20,456                        16,496                         10,063
4/30/95                           13,107               21,058                        16,338                          9,990
5/31/95                           13,654               21,898                        17,053                         10,321
6/30/95                           13,830               22,406                        17,400                         10,501
7/31/95                           14,143               23,149                        17,760                         10,670
8/31/95                           14,317               23,206                        18,000                         10,800
9/30/95                           14,759               24,185                        18,423                         10,999
10/31/95                          14,266               24,099                        17,918                         10,658
11/30/95                          14,459               25,156                        18,050                         10,769
12/31/95                          15,461               25,640                        19,307                         11,393
1/31/96                           15,479               26,512                        19,554                         11,550
2/29/96                           15,747               26,758                        19,757                         11,779
3/31/96                           15,933               27,016                        19,781                         11,875
4/30/96                           15,951               27,414                        19,755                         11,928
5/31/96                           16,350               28,120                        20,259                         12,194
6/30/96                           16,707               28,227                        20,591                         12,438
7/31/96                           16,634               26,981                        20,505                         12,327
8/31/96                           17,405               27,551                        21,399                         12,851
9/30/96                           17,878               29,100                        21,957                         13,172
10/31/96                          18,324               29,902                        22,442                         13,529
11/30/96                          19,272               32,160                        23,452                         14,091
12/31/96                          21,345               31,523                        25,784                         15,594
1/31/97                           21,540               33,492                        26,152                         15,817
2/28/97                           21,638               33,754                        26,207                         15,827
3/31/97                           21,879               32,370                        26,283                         15,881
4/30/97                           20,975               34,301                        25,350                         15,368
5/31/97                           21,564               36,388                        26,138                         15,826
6/30/97                           22,716               38,017                        27,592                         16,610
7/31/97                           23,570               41,041                        28,759                         17,157
8/31/97                           23,471               38,744                        28,615                         17,030
9/30/97                           25,309               40,865                        31,362                         18,709
10/31/97                          24,788               39,501                        30,415                         17,914
11/30/97                          25,008               41,328                        30,789                         18,274
12/31/97                          25,854               42,038                        31,553                         18,682
1/31/98                           25,534               42,502                        31,070                         18,418
2/28/98                           25,361               45,566                        30,974                         18,182
3/31/98                           26,131               47,897                        31,705                         18,541
4/30/98                           25,236               48,379                        30,712                         17,957
5/31/98                           24,589               47,548                        30,261                         17,784
6/30/98                           24,291               49,478                        29,913                         17,690
7/31/98                           23,162               48,953                        28,025                         16,459
8/31/98                           21,079               41,884                        25,108                         14,749
9/30/98                           22,108               44,567                        26,376                         15,575
10/31/98                          21,259               48,192                        26,138                         15,361
11/30/98                          21,794               51,113                        26,693                         15,650
12/31/98                          21,946               54,058                        26,530                         15,426
1/31/99                           21,361               56,319                        25,943                         15,091
2/28/99                           20,826               54,569                        25,593                         14,972
3/31/99                           20,750               56,752                        25,371                         14,891
4/30/99                           22,647               58,950                        28,067                         16,479
5/31/99                           23,577               57,558                        28,660                         16,757
6/30/99                           23,293               60,753                        28,367                         16,472
7/31/99                           22,392               58,857                        27,318                         15,842
8/31/99                           22,313               58,563                        26,862                         15,604
9/30/99                           21,978               56,958                        25,798                         14,900
10/31/99                          21,287               60,562                        25,220                         14,623
11/30/99                          20,729               61,793                        24,963                         14,393
12/31/99                          21,692               65,433                        25,971                         14,935
1/31/2000                         21,530               62,146                        25,805                         14,996
2/29/2000                         21,018               60,969                        25,340                         14,709
3/31/2000                         21,910               66,934                        26,493                         15,354
4/30/2000                         23,221               64,920                        27,898                         16,448
5/31/2000                         23,331               63,588                        28,196                         16,646
6/30/2000                         24,254               65,155                        29,344                         17,207
7/31/2000                         25,888               64,137                        31,580                         18,752
8/31/2000                         25,085               68,120                        30,765                         18,077
9/30/2000                         26,005               64,524                        31,823                         18,664
10/31/2000                        24,800               64,251                        30,398                         17,854
11/30/2000                        25,444               59,186                        30,838                         18,256
12/31/2000                        27,094               59,475                        32,858                         19,525
1/31/2001                         26,980               61,585                        33,013                         19,720
2/28/2001                         26,414               55,970                        32,521                         19,310
3/31/2001                         26,299               52,424                        32,326                         19,325
4/30/2001                         26,701               56,498                        33,079                         19,785
5/31/2001                         27,303               56,877                        33,721                         20,339
6/30/2001                         28,907               55,492                        35,481                         21,439
7/31/2001                         28,502               54,946                        34,917                         21,011
8/31/2001                         29,545               51,507                        35,957                         21,744
9/30/2001                         27,933               47,347                        34,368                         20,424
10/31/2001                        27,198               48,250                        33,340                         19,660
11/30/2001                        28,933               51,952                        35,047                         20,934
12/31/2001                        29,913               52,407                        36,004                         21,541
1/31/2002                         30,118               51,642                        36,051                         21,634
2/28/2002                         30,936               50,646                        36,743                         22,129
3/31/2002                         32,939               52,551                        38,834                         23,490
4/30/2002                         33,042               49,365                        39,393                         23,633
5/31/2002                         33,180               49,001                        39,937                         23,872
6/30/2002                         33,712               45,510                        40,771                         24,361
7/31/2002                         31,596               41,963                        38,561                         22,854
8/31/2002                         31,388               42,239                        38,596                         22,863
9/30/2002                         30,002               37,648                        37,106                         21,852

1 Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Funds that concentrate investments in one or more groups or industries may involve greater risks than more diversified funds, including greater potential for volatility. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.
2 The six month returns have not been annualized.
3 On December 14, 2001, the PBHG REIT Fund acquired the assets of the Heitman
  Real Estate Portfolio. Prior to the acquisition, the PBHG Class shares of the Fund were known as the Institutional Class shares of the Heitman Real Estate Portfolio and Advisor Class shares were known as Advisor Class shares of the Heitman Real Estate Portfolio. The Heitman Real Estate Portfolio was a series of UAM Funds Trust. The Heitman Real Estate Portfolio was managed by Heitman Real Estate Securities LLC, the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the Heitman Real Estate Portfolio. Data includes performance of the Fund's predecessor class, whose inception date was March 13, 1989.
4 The performance shown for the Advisor Class prior to its inception date of May
  15, 1995 is based on the performance and expenses of the PBHG Class. Subsequent to May 15, 1995, the performance is that of the Advisor Class, which will cause returns to be less than those of the PBHG Class. The average annual total return of the Advisor Class from its inception date to September 30, 2002 was 10.79%. The Advisor Class of the Fund's predecessor carried a maximum front-end sales charge of 4.75% and a 12b-1 fee of 0.50% of average daily net assets. The PBHG REIT Fund Advisor Class does not carry a sales charge and carries a 12b-1 fee of 0.25% of average daily net assets. Returns shown in the chart have been adjusted to reflect the elimination of the front-end sales charge. No adjustment has been made to reflect the lower 12b-1 fee. The Advisor Class shares returns going forward will reflect the 0.25% 12b-1 fee.
5 The S&P 500 Index is a capitalization weighted index of 500 stocks. The Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Index is unmanaged and reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.
6 The Wilshire Real Estate Securities Index is a market capitalization weighted index of publicly traded real estate securities, including real estate investment trusts, real estate operating companies and partnerships. The Index is used by the institutional investment community as a broad measure of the performance of public real estate equity for asset allocation and performance comparison. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.
7 The Lipper Real Estate Funds Average represents the average performance of 159 mutual funds classified by Lipper, Inc. in the Real Estate category. The performance figures are based on changes in net asset value of the funds in the category with all capital gain distributions and income dividends reinvested. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. The Average is not intended to imply the Fund's past or future performance. A direct investment in the Average is not possible. The chart assumes $10,000 invested in the Lipper Real Estate Funds Average at that month's end March 31, 1989.


SECTOR WEIGHTINGS AT SEPTEMBER 30, 2002

[PIE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

Consumer Cyclical                 17%
Financial (REITS)                 83%

% of Total Portfolio Investments in Common Stock


TOP TEN HOLDINGS AT SEPTEMBER 30, 2002*

Apartment Investment & Management, Cl A                7.1%
Starwood Hotels & Resorts Worldwide                    6.9%
Equity Office Properties Trust                         6.3%
Rouse                                                  4.9%
Prologis                                               4.8%
AvalonBay Communities                                  4.4%
General Growth Properties                              4.2%
CarrAmerica Realty                                     4.1%
Vornado Realty Trust                                   4.1%
PS Business Parks                                      4.0%
----------------------------------------------------------------------------
Total Top Ten Holdings                               50.8%

*As a % of Common Stock

PBHG FUNDS
PBHG REIT FUND PBRTX
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of September 30, 2002 (UNAUDITED)

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 99.2%
CONSUMER CYCLICAL -- 9.0%
HOTELS & MOTELS -- 9.0%
Extended Stay America*                124,200    $      1,577
Prime Hospitality*                     63,500             521
Starwood Hotels & Resorts Worldwide   299,700           6,683
                                                 ------------
                                                        8,781
                                                 ------------
TOTAL CONSUMER CYCLICAL (COST $11,678)                  8,781
                                                 ------------
--------------------------------------------------------------------------------
FINANCIAL -- 90.2%
REAL ESTATE OPERATION/DEVELOPMENT -- 7.5%
Catellus Development*                 210,300           3,880
Highwoods Properties                  148,400           3,473
                                                 ------------
                                                        7,353
--------------------------------------------------------------------------------
REITS -- 82.7%
APARTMENTS -- 17.3%
AMLI Residential Properties            56,900           1,256
Apartment Investment & Management, Cl A178,000          6,915
AvalonBay Communities                 102,700           4,293
Summit Properties                     102,300           1,985
United Dominion Realty Trust          155,800           2,479
                                                 ------------
                                                       16,928
--------------------------------------------------------------------------------
DIVERSIFIED -- 6.5%
Duke Realty                            78,300           1,928
Entertainment Properties Trust         21,400             473
Vornado Realty Trust                  100,600           3,968
                                                 ------------
                                                        6,369
--------------------------------------------------------------------------------
HOTELS -- 3.0%
Innkeepers USA Trust                   58,300             466
LaSalle Hotel Properties              152,000           1,900
Meristar Hospitality                   19,300             166
Winston Hotels                         50,500             365
                                                 ------------
                                                        2,897
--------------------------------------------------------------------------------
MANUFACTURED HOMES -- 2.6%
Sun Communities                        69,500           2,551
                                                 ------------
                                                        2,551
--------------------------------------------------------------------------------
OFFICE PROPERTY -- 21.2%
Boston Properties                     102,300           3,806
Brandywine Realty Trust                40,300             909
CarrAmerica Realty                    158,900           3,999
Cousins Properties                     64,800           1,490
Equity Office Properties Trust        234,810           6,063
Kilroy Realty                          85,000           2,015
Koger Equity                           63,700           1,076
SL Green Realty                        44,900           1,380
Trizec Properties                          63               1
                                                 ------------
                                                       20,739
--------------------------------------------------------------------------------
REGIONAL MALLS -- 12.6%
General Growth Properties              78,500           4,043
Rouse                                 149,700           4,783
Taubman Centers                       245,756           3,497
                                                 ------------
                                                       12,323
--------------------------------------------------------------------------------

                                     Shares/Face       Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
SHOPPING CENTERS -- 8.2%
Center Trust                           61,700   $         358
Developers Diversified Realty         147,800           3,253
Federal Realty Investment Trust        11,000             297
IRT Property                           97,200           1,142
Pan Pacific Retail Properties          68,200           2,352
Philips International Realty           28,300              53
Ramco-Gershenson Properties            25,600             503
                                                 ------------
                                                        7,958
--------------------------------------------------------------------------------
STORAGE -- 2.6%
Public Storage                         78,300           2,498
                                                 ------------
                                                        2,498
--------------------------------------------------------------------------------
WAREHOUSE/INDUSTRIAL -- 8.7%
Prologis                              185,270           4,615
PS Business Parks                     114,416           3,890
                                                 ------------
                                                        8,505
                                                 ------------
TOTAL FINANCIAL (COST $91,857)                         88,121
                                                 ------------
TOTAL COMMON STOCK (COST $103,535)                     96,902
                                                 ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.2%
Barclays
   1.89%, dated 09/30/02, matures
   10/01/02, repurchase price
   $1,173,945 (collateralized by
   U.S. Government Obligations:
   total market value $1,199,074) (A)  $1,174           1,174
                                                 ------------
TOTAL REPURCHASE AGREEMENT (COST $1,174)                1,174
                                                 ------------
TOTAL INVESTMENTS-- 100.4% (COST $104,709)             98,076
                                                 ------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET-- (0.4)%
Payable for Administrative Fees                           (12)
Payable for Distribution Fees                              (4)
Payable for Investment Advisory Fees                      (63)
Other Assets and Liabilities, Net                        (311)
                                                 ------------
TOTAL OTHER ASSETS AND LIABILITIES, NET                  (390)
                                                 ------------
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of PBHG Class ($0.001 par value)
   based on 9,547,374 outstanding shares
   of common stock                                     83,517
Fund Shares of Advisor Class ($0.001 par value)
   based on 1,972,601 outstanding shares
   of common stock                                     14,660
Undistributed net investment income                       155
Accumulated net realized gain on investments            5,987
Unrealized depreciation on investments                 (6,633)
                                                 ------------
TOTAL NET ASSETS-- 100.0%                        $    97,686
                                                 ===========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE-- PBHG CLASS                         $8.48
                                                        =====
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE-- ADVISOR CLASS                      $8.46
                                                        =====


* Non-income producing security.
(A) -- Tri-party repurchase agreement
Cl -- Class
REIT -- Real Estate Investment Trust


The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS
                                         PBHG STRATEGIC SMALL COMPANY FUND PSSCX
                                   PBHG STRATEGIC SMALL COMPANY FUND (UNAUDITED)



INVESTMENT FOCUS
STYLE

MARKET CAPITALIZATION

          VALUE     BLEND    GROWTH
------------------------------------------
Large
------------------------------------------
Medium
------------------------------------------
Small                 X
------------------------------------------
Source: Pilgrim Baxter & Associates, Ltd.


                                                    AVERAGE ANNUAL TOTAL RETURN1
                                                      AS OF SEPTEMBER 30, 2002

                                          One     Annualized  Annualized  Annualized
                               6         Year       3 Year      5 Year     Inception
                            Months2     Return      Return      Return      to Date
---------------------------------------------------------------------------------------------------------------------------
  PBHG Strategic Small
       Company Fund -
        PBHG Class3        (33.73)%    (19.23)%     (3.97)%     (1.17)%      4.21%
---------------------------------------------------------------------------------------------------------------------------
  PBHG Strategic Small
       Company Fund -
        Advisor Class4     (33.73)%    (19.23)%     (3.97)%     (1.17)%      4.21%
--------------------------------------------------------------------------------------------------------------------------


           COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE PBHG STRATEGIC SMALL COMPANY FUND - PBHG CLASS1
                              VERSUS THE RUSSELL 2000(R) INDEX AND THE LIPPER SMALL-CAP GROWTH FUNDS AVERAGE

                                      [LINE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

                             PBHG Strategic Small                   Russell                        Lipper Small-Cap Growth
                                 Company Fund                     2000 Index                     Growth Funds Classification
12/31/96                          $10,000                           $10,000                                $10,000
1/31/97                            10,120                            10,200                                 10,254
2/28/97                             9,350                             9,952                                  9,620
3/31/97                             8,860                             9,483                                  8,976
4/30/97                             8,750                             9,509                                  8,858
5/31/97                            10,270                            10,567                                 10,086
6/30/97                            11,130                            11,020                                 10,676
7/31/97                            12,170                            11,533                                 11,395
8/31/97                            12,410                            11,797                                 11,601
9/30/97                            13,440                            12,660                                 12,548
10/31/97                           12,820                            12,104                                 11,923
11/30/97                           12,520                            12,026                                 11,696
12/31/97                           12,567                            12,236                                 11,760
1/31/98                            12,502                            12,043                                 11,592
2/28/98                            13,439                            12,933                                 12,554
3/31/98                            13,870                            13,467                                 13,193
4/30/98                            13,999                            13,541                                 13,313
5/31/98                            12,922                            12,812                                 12,434
6/30/98                            13,073                            12,839                                 12,733
7/31/98                            12,244                            11,800                                 11,858
8/31/98                             9,466                             9,508                                  9,335
9/30/98                            10,004                            10,252                                 10,031
10/31/98                           10,381                            10,671                                 10,437
11/30/98                           11,501                            11,230                                 11,332
12/31/98                           12,835                            11,924                                 12,552
1/31/99                            13,105                            12,083                                 12,875
2/28/99                            11,957                            11,104                                 11,735
3/31/99                            11,856                            11,278                                 12,292
4/30/99                            12,092                            12,288                                 12,844
5/31/99                            12,576                            12,468                                 12,968
6/30/99                            13,937                            13,032                                 14,175
7/31/99                            13,960                            12,674                                 14,157
8/31/99                            14,083                            12,205                                 13,984
9/30/99                            14,308                            12,208                                 14,337
10/31/99                           14,815                            12,257                                 15,158
11/30/99                           16,209                            12,989                                 17,055
12/31/99                           19,482                            14,459                                 20,135
1/31/2000                          19,188                            14,227                                 19,943
2/29/2000                          24,796                            16,577                                 24,885
3/31/2000                          23,682                            15,484                                 23,614
4/30/2000                          21,514                            14,552                                 21,028
5/31/2000                          20,559                            13,704                                 19,297
6/30/2000                          24,625                            14,898                                 22,497
7/31/2000                          22,898                            14,419                                 21,025
8/31/2000                          26,265                            15,519                                 23,462
9/30/2000                          26,008                            15,063                                 22,597
10/31/2000                         24,331                            14,391                                 21,074
11/30/2000                         19,727                            12,913                                 17,432
12/31/2000                         21,799                            14,022                                 18,919
1/31/2001                          22,342                            14,752                                 19,405
2/28/2001                          19,024                            13,785                                 16,809
3/31/2001                          17,279                            13,110                                 15,210
4/30/2001                          19,353                            14,136                                 17,043
5/31/2001                          20,039                            14,483                                 17,415
6/30/2001                          20,425                            14,983                                 17,916
7/31/2001                          19,496                            14,172                                 16,875
8/31/2001                          18,509                            13,715                                 15,859
9/30/2001                          15,691                            11,868                                 13,415
10/31/2001                         17,093                            12,563                                 14,513
11/30/2001                         18,466                            13,536                                 15,639
12/31/2001                         19,624                            14,371                                 16,601
1/31/2002                          18,938                            14,222                                 16,078
2/28/2002                          17,579                            13,832                                 15,001
3/31/2002                          19,124                            14,943                                 16,165
4/30/2002                          18,537                            15,080                                 15,702
5/31/2002                          17,450                            14,410                                 14,920
6/30/2002                          16,177                            13,695                                 13,833
7/31/2002                          13,603                            11,627                                 11,867
8/31/2002                          13,688                            11,597                                 11,868
9/30/2002                          12,673                            10,764                                 11,099

1 Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund's investment in technology companies involves the risk of volatility. Products of technology companies may be subject to severe competition and rapid obsolescence. Securities of small and medium companies involve greater risk and price volatility than larger, more established companies. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.
2 The six month returns have not been annualized.
3 The PBHG Strategic Small Company Fund - PBHG Class commenced operations on
  December 31, 1996.
4 The performance shown for the Advisor Class prior to its inception on August
  31, 2002, is based on the performance and expenses of the PBHG Class. Subsequent to August 31, 2002, the performance is that of the Advisor Class and reflects the expenses specific to the Advisor Class, which will cause its returns to be less than those of the PBHG Class. The cumulative total return of the Advisor Class from its inception date to September 30, 2002 was (7.42%).
5 The Russell 2000(R) Index is an unmanaged index comprised of the 2,000 smallest securities in the Russell 3000(R) Index. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.
6 The Lipper Small-Cap Growth Funds Average represents the average performance of 459 mutual funds classified by Lipper, Inc. in the Small-Cap Growth category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. The Average is not intended to imply the Fund's past or future performance. A direct investment in the Average is not possible.


SECTOR WEIGHTINGS AT SEPTEMBER 30, 2002

[PIE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

Strategic Small Company
Basic Materials                                  2%
Consumer Cyclical                               25%
Consumer Non-Cyclical                            2%
Energy                                           3%
Financial                                       11%
Health Care                                     20%
Industrial                                       8%
Services                                        16%
Technology                                      11%
Utilities                                        2%

% of Total Portfolio Investments in Common Stock


TOP TEN HOLDINGS AT SEPTEMBER 30, 2002*

Career Education                                  1.8%
Cognizant Technology Solutions                    1.7%
PF Chang's China Bistro                           1.7%
Krispy Kreme Doughnuts                            1.6%
Electronics Boutique Holdings                     1.6%
Coventry Health Care                              1.5%
Cima Labs                                         1.5%
Haemonetics                                       1.4%
Kenneth Cole Productions, Cl A                    1.4%
Affiliated Managers Group                         1.3%
--------------------------------------------------------------------------
Total Top Ten Holdings                           15.5%

*As a % of Common Stock

PBHG FUNDS
PBHG STRATEGIC SMALL COMPANY FUND PSSCX

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of September 30, 2002 (UNAUDITED)

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 90.9%
BASIC MATERIALS -- 1.8%
AGRICULTURAL CHEMICALS -- 0.7%
Agrium^                                28,400    $        260
IMC Global                             11,600             139
                                                 ------------
                                                          399
--------------------------------------------------------------------------------
CHEMICALS-SPECIALTY -- 0.2%
Cabot Microelectronics*                 3,700             138
                                                 ------------
                                                          138
--------------------------------------------------------------------------------
PAPER & RELATED PRODUCTS -- 0.5%
Glatfelter                             23,000             266
                                                 ------------
                                                          266
--------------------------------------------------------------------------------
PRECIOUS METALS -- 0.2%
Stillwater Mining*                     21,500             129
                                                 ------------
                                                          129
--------------------------------------------------------------------------------
STEEL-PRODUCERS -- 0.2%
Carpenter Technology                    8,900             116
                                                 ------------
                                                          116
                                                 ------------
TOTAL BASIC MATERIALS (COST $1,564)                     1,048
                                                 ------------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 22.5%
ATHLETIC EQUIPMENT -- 0.7%
Nautilus Group*                        20,225             395
                                                 ------------
                                                          395
--------------------------------------------------------------------------------
ATHLETIC FOOTWEAR -- 0.4%
K-Swiss                                12,500             267
                                                 ------------
                                                          267
--------------------------------------------------------------------------------
AUDIO/VIDEO PRODUCTS -- 0.7%
Harman International Industries         7,900             409
                                                 ------------
                                                          409
--------------------------------------------------------------------------------
BUILDING-RESIDENTIAL/COMMERCIAL -- 0.5%
Beazer Homes USA*                       1,500              92
Hovnanian Enterprises*                  8,100             274
                                                 ------------
                                                          366
--------------------------------------------------------------------------------
CABLE TV -- 0.2%
Lodgenet Entertainment*                15,000             115
                                                 ------------
                                                          115
--------------------------------------------------------------------------------
CASINO HOTELS -- 1.1%
Station Casinos*                       37,700             641
                                                 ------------
                                                          641
--------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 1.2%
Bell Microproducts*                    43,300             181
Scansource*                             8,700             505
                                                 ------------
                                                          686
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
MOTION PICTURES & SERVICES -- 0.2%
Zomax*                                 27,000    $        105
                                                 ------------
                                                          105
--------------------------------------------------------------------------------
PUBLISHING-BOOKS -- 0.5%
Scholastic*                             6,600             295
                                                 ------------
                                                          295
--------------------------------------------------------------------------------
PUBLISHING-NEWSPAPERS -- 0.1%
Journal Register*                       4,200              79
                                                 ------------
                                                           79
--------------------------------------------------------------------------------
RADIO -- 0.6%
Cumulus Media*                         20,700             365
                                                 ------------
                                                          365
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 4.5%
Christopher & Banks*                   24,113             606
Joseph A Bank Clothiers*               14,400             258
Kenneth Cole Productions, Cl A*        36,000             731
Men's Wearhouse*                       25,500             375
Urban Outfitters*                      27,900             677
                                                 ------------
                                                        2,647
--------------------------------------------------------------------------------
RETAIL-ARTS & CRAFTS -- 0.7%
AC Moore Arts & Crafts*                18,600             393
                                                 ------------
                                                          393
--------------------------------------------------------------------------------
RETAIL-COMPUTER EQUIPMENT -- 1.9%
Electronics Boutique Holdings*         30,800             845
Insight Enterprises*                   25,600             260
                                                 ------------
                                                        1,105
--------------------------------------------------------------------------------
RETAIL-CONSUMER ELECTRONICS -- 0.3%
Tweeter Home Entertainment Group*      28,000             193
                                                 ------------
                                                          193
--------------------------------------------------------------------------------
RETAIL-CONVENIENCE STORE -- 0.3%
Casey's General Stores                 15,200             176
                                                 ------------
                                                          176
--------------------------------------------------------------------------------
RETAIL-DRUG STORE -- 0.5%
Duane Reade*                           19,800             317
                                                 ------------
                                                          317
--------------------------------------------------------------------------------
RETAIL-GARDENING PRODUCTS -- 0.8%
Tractor Supply*                        15,800             502
                                                 ------------
                                                          502
--------------------------------------------------------------------------------
RETAIL-HOME FURNISHINGS -- 0.8%
Pier 1 Imports                         25,000             477
                                                 ------------
                                                          477
--------------------------------------------------------------------------------
RETAIL-MISCELLANEOUS/DIVERSIFIED -- 0.4%
Blue Rhino*                            15,700             240
                                                 ------------
                                                          240
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS
                                         PBHG STRATEGIC SMALL COMPANY FUND PSSCX
                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2002 (UNAUDITED)

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 5.4%
Buca*                                  31,800    $        255
CEC Entertainment*                     11,000             375
Krispy Kreme Doughnuts*                27,600             863
Landry's Restaurants                   17,000             384
Panera Bread, Cl A*                    16,300             440
PF Chang's China Bistro*               30,800             894
                                                 ------------
                                                        3,211
--------------------------------------------------------------------------------
TELEVISION -- 0.4%
Lin TV*                                 9,100             225
                                                 ------------
                                                          225
--------------------------------------------------------------------------------
TRAVEL SERVICES -- 0.3%
Hotels.com*                             3,800             192
                                                 ------------
                                                          192
                                                 ------------
TOTAL CONSUMER CYCLICAL (COST $12,784)                 13,401
                                                 ------------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 1.5%
CONSUMER PRODUCTS-MISCELLANEOUS -- 0.7%
Playtex Products*                      46,400             395
                                                 ------------
                                                          395
--------------------------------------------------------------------------------
FOOD-DAIRY PRODUCTS -- 0.3%
Horizon Organic Holding*               10,000             156
                                                 ------------
                                                          156
--------------------------------------------------------------------------------
FOOD-MISCELLANEOUS/DIVERSIFIED -- 0.5%
Aurora Foods*                          11,352               8
Dole Food                               7,200             209
Monterey Pasta*                        21,800             101
                                                 ------------
                                                          318
                                                 ------------
TOTAL CONSUMER NON-CYCLICAL (COST $967)                   869
                                                 ------------
--------------------------------------------------------------------------------
ENERGY -- 2.4%
OIL & GAS DRILLING -- 0.4%
Atwood Oceanics*                        8,700             255
                                                 ------------
                                                          255
--------------------------------------------------------------------------------
OIL COMPANIES-EXPLORATION & PRODUCTION-- 0.9%
Spinnaker Exploration*                  6,900             198
Tom Brown*                             15,200             348
                                                 ------------
                                                          546
--------------------------------------------------------------------------------
OIL FIELD MACHINERY & EQUIPMENT -- 0.4%
Universal Compression Holdings*        15,000             243
                                                 ------------
                                                          243
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
OIL REFINING & MARKETING -- 0.2%
Premcor*                                7,600    $        119
                                                 ------------
                                                          119
--------------------------------------------------------------------------------
OIL-FIELD SERVICES -- 0.5%
CAL Dive International*                14,600             294
                                                 ------------
                                                          294
                                                 ------------
TOTAL ENERGY (COST $1,689)                              1,457
                                                 ------------
--------------------------------------------------------------------------------
FINANCIAL -- 9.8%
COMMERCIAL BANKS-WESTERN US -- 0.4%
City National                           4,574             214
                                                 ------------
                                                          214
--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT/ADVISORY SERVICES-- 1.7%
Affiliated Managers Group*             15,900             709
Federated Investors                    11,000             297
                                                 ------------
                                                        1,006
--------------------------------------------------------------------------------
LIFE/HEALTH INSURANCE -- 1.2%
Scottish Annuity & Life Holdings       15,400             263
Stancorp Financial Group                8,700             460
                                                 ------------
                                                          723
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 0.7%
HCC Insurance Holdings                 16,600             398
                                                 ------------
                                                          398
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 1.0%
First American                         29,800             609
                                                 ------------
                                                          609
--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT/SERVICES -- 0.4%
Trammell Crow*                         20,900             206
                                                 ------------
                                                          206
--------------------------------------------------------------------------------
REINSURANCE -- 0.7%
Odyssey Re Holdings                    25,700             427
                                                 ------------
                                                          427
--------------------------------------------------------------------------------
REITS-APARTMENTS -- 0.5%
Camden Property Trust                   4,300             143
Essex Property Trust                    3,500             173
                                                 ------------
                                                          316
--------------------------------------------------------------------------------
REITS-OFFICE PROPERTY -- 0.7%
Brandywine Realty Trust                 5,900             133
Mack-Cali Realty                        8,300             267
                                                 ------------
                                                          400
--------------------------------------------------------------------------------

PBHG FUNDS
PBHG STRATEGIC SMALL COMPANY FUND PSSCX

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of September 30, 2002 (UNAUDITED)

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
REITS-REGIONAL MALLS -- 0.3%
CBL & Associates Properties             5,100    $        198
                                                 ------------
                                                          198
--------------------------------------------------------------------------------
S&L/THRIFTS-EASTERN US -- 2.0%
Berkshire Hills Bancorp                10,300             242
Brookline Bancorp                      33,660             396
Willow Grove Bancorp                   30,800             363
Woronoco Bancorp                        9,500             199
                                                 ------------
                                                        1,200
--------------------------------------------------------------------------------
S&L/THRIFTS-SOUTHERN US -- 0.2%
Ocwen Financial*                       46,000             133
                                                 ------------
                                                          133
                                                 ------------
TOTAL FINANCIAL (COST $5,437)                           5,830
                                                 ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 18.2%
DIAGNOSTIC EQUIPMENT -- 1.2%
Cholestech*                            23,600             245
Immucor*                               28,650             465
                                                 ------------
                                                          710
--------------------------------------------------------------------------------
DISPOSABLE MEDICAL PRODUCTS -- 0.7%
ICU Medical*                           11,000             402
                                                 ------------
                                                          402
--------------------------------------------------------------------------------
HEALTH CARE COST CONTAINMENT -- 0.8%
Hooper Holmes                          79,400             492
                                                 ------------
                                                          492
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 1.1%
Kensey Nash*                           14,000             211
SurModics*                             14,300             454
                                                 ------------
                                                          665
--------------------------------------------------------------------------------
MEDICAL LABS & TESTING SERVICES -- 1.1%
Dianon Systems*                         9,400             445
LabOne*                                12,400             200
                                                 ------------
                                                          645
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 2.9%
American Medical Systems Holdings*     13,100             272
Haemonetics*                           32,300             766
Possis Medical*                        30,900             316
Zoll Medical*                          12,800             389
                                                 ------------
                                                        1,743
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 2.0%
Enzon*                                 21,300             410
Integra LifeSciences Holdings*         18,500             294
Myriad Genetics*                       15,700             248
Serologicals*                          15,000             201
                                                 ------------
                                                        1,153
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 2.0%
Adolor*                                19,700    $        276
Cima Labs*                             32,600             820
Dr Reddy's Laboratories ADR             6,300             106
                                                 ------------
                                                        1,202
--------------------------------------------------------------------------------
MEDICAL-GENERIC DRUGS -- 1.0%
Eon Labs*                              11,000             237
Taro Pharmaceuticals Industries*       10,300             348
                                                 ------------
                                                          585
--------------------------------------------------------------------------------
MEDICAL-HMO -- 1.7%
Coventry Health Care*                  25,400             826
Humana*                                15,900             197
                                                 ------------
                                                        1,023
--------------------------------------------------------------------------------
MEDICAL-HOSPITALS -- 0.7%
Curative Health Services*              14,200             154
United Surgical Partners International*12,700             281
                                                 ------------
                                                          435
--------------------------------------------------------------------------------
MEDICAL-OUTPATIENT/HOME MEDICAL -- 0.8%
Odyssey HealthCare*                    15,600             467
                                                 ------------
                                                          467
--------------------------------------------------------------------------------
PHARMACY SERVICES -- 0.9%
Accredo Health*                        10,800             515
                                                 ------------
                                                          515
--------------------------------------------------------------------------------
PHYSICAL PRACTICE MANAGEMENT -- 0.5%
American Healthways*                   19,850             321
                                                 ------------
                                                          321
--------------------------------------------------------------------------------
THERAPEUTICS -- 0.5%
Sangstat Medical*                      14,500             303
                                                 ------------
                                                          303
--------------------------------------------------------------------------------
X-RAY EQUIPMENT -- 0.3%
Bruker AXS*                            83,400             175
                                                 ------------
                                                          175
                                                 ------------
TOTAL HEALTH CARE (COST $11,639)                       10,836
                                                 ------------
--------------------------------------------------------------------------------
INDUSTRIAL -- 7.4%
AEROSPACE/DEFENSE -- 0.5%
Teledyne Technologies*                 17,800             323
                                                 ------------
                                                          323
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE-EQUIPMENT -- 0.8%
DRS Technologies*                      12,700             473
                                                 ------------
                                                          473
--------------------------------------------------------------------------------
BATTERIES/BATTERY SYSTEMS -- 0.6%
Wilson Greatbatch Technologies*        12,200             339
                                                 ------------
                                                          339
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS
                                         PBHG STRATEGIC SMALL COMPANY FUND PSSCX

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2002 (UNAUDITED)


                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
BUILDING PRODUCTS-LIGHT FIXTURES -- 0.3%
Genlyte Group*                          5,600    $        199
                                                 ------------
                                                          199
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS-- 0.9%
DSP Group*                             19,200             308
OSI Systems*                           14,100             244
                                                 ------------
                                                          552
--------------------------------------------------------------------------------
ELECTRONIC PARTS DISTRIBUTION -- 0.2%
Avnet                                  12,200             132
                                                 ------------
                                                          132
--------------------------------------------------------------------------------
ELECTRONICS-MILITARY -- 0.2%
Integrated Defense Technologies*        4,700              93
                                                 ------------
                                                           93
--------------------------------------------------------------------------------
ENVIRONMENTAL CONSULTING & ENGINEERING-- 0.2%
TRC*                                    5,850             100
                                                 ------------
                                                          100
--------------------------------------------------------------------------------
HAZARDOUS WASTE DISPOSAL -- 0.4%
Stericycle*                             6,400             217
                                                 ------------
                                                          217
--------------------------------------------------------------------------------
INDUSTRIAL AUTOMATION/ROBOTICS -- 0.3%
Brooks-PRI Automation*                 17,800             204
                                                 ------------
                                                          204
--------------------------------------------------------------------------------
INSTRUMENTS-SCIENTIFIC -- 1.2%
Fisher Scientific International*       22,900             695
                                                 ------------
                                                          695
--------------------------------------------------------------------------------
MACHINERY-THERMAL PROCESSING -- 0.1%
Global Power Equipment Group*           7,700              36
                                                 ------------
                                                           36
--------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING -- 0.4%
Aptargroup                              9,300             250
                                                 ------------
                                                          250
--------------------------------------------------------------------------------
NON-HAZARDOUS WASTE DISPOSAL -- 0.9%
Waste Connections*                     15,900             553
                                                 ------------
                                                          553
--------------------------------------------------------------------------------
POWER CONVERSION/SUPPLY EQUIPMENT -- 0.1%
Artesyn Technologies*                  19,400              29
                                                 ------------
                                                           29
--------------------------------------------------------------------------------
REMEDIATION SERVICES -- 0.3%
Clean Harbors*                         18,800             174
                                                 ------------
                                                          174
                                                 ------------
TOTAL INDUSTRIAL (COST $4,709)                          4,369
                                                 ------------
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
SERVICES -- 14.8%
ADVERTISING SERVICES -- 0.2%
RH Donnelley*                           4,100    $        107
                                                 ------------
                                                          107
--------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 2.7%
Alliance Data Systems*                 27,700             419
Arbitron*                              13,800             470
ChoicePoint*                            5,633             201
Gaiam*                                 15,500             178
Icon ADR*                              11,200             240
Plexus*                                13,700             127
                                                 ------------
                                                        1,635
--------------------------------------------------------------------------------
COMMERCIAL SERVICES-FINANCE -- 1.7%
Coinstar*                              18,100             467
PRG-Schultz International*             42,500             526
                                                 ------------
                                                          993
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 3.0%
Anteon International*                   7,900             215
Cognizant Technology Solutions*        15,700             902
Manhattan Associates*                  19,600             265
Pec Solutions*                         17,200             383
                                                 ------------
                                                        1,765
--------------------------------------------------------------------------------
CONSULTING SERVICES -- 2.5%
Advisory Board*                        12,900             382
Forrester Research*                    20,000             299
FTI Consulting*                        17,050             678
Watson Wyatt & Company Holdings*        7,300             146
                                                 ------------
                                                        1,505
--------------------------------------------------------------------------------
DIRECT MARKETING -- 1.1%
Advo*                                  15,500             492
Valuevision Media, Cl A*               12,900             152
                                                 ------------
                                                          644
--------------------------------------------------------------------------------
HUMAN RESOURCES -- 0.2%
CDI*                                    3,700              97
                                                 ------------
                                                           97
--------------------------------------------------------------------------------
RESEARCH & DEVELOPMENT -- 0.4%
Albany Molecular Research*             12,800             218
Kendle International*                   3,800              25
                                                 ------------
                                                          243
--------------------------------------------------------------------------------
SCHOOLS -- 2.5%
Career Education*                      20,300             974
University of Phoenix Online*          15,833             509
                                                 ------------
                                                        1,483
--------------------------------------------------------------------------------

PBHG FUNDS
PBHG STRATEGIC SMALL COMPANY FUND PSSCX

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of September 30, 2002 (UNAUDITED)

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
SECURITY SERVICES -- 0.5%
Kroll*                                 16,000    $        317
                                                 ------------
                                                          317
                                                 ------------
TOTAL SERVICES (COST $8,754)                            8,789
                                                 ------------
--------------------------------------------------------------------------------
TECHNOLOGY -- 10.4%
COMMUNICATIONS SOFTWARE -- 0.3%
Inter-Tel                               9,300             189
                                                 ------------
                                                          189
--------------------------------------------------------------------------------
COMPUTER GRAPHICS -- 0.2%
Pixar*                                  2,800             135
                                                 ------------
                                                          135
--------------------------------------------------------------------------------
COMPUTERS -- 0.5%
Neoware Systems*                       20,000             278
                                                 ------------
                                                          278
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 0.4%
Catapult Communications*               10,600             103
McData*                                19,800             109
                                                 ------------
                                                          212
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 1.0%
Sandisk*                               30,300             397
Silicon Storage Technology*            57,400             225
                                                 ------------
                                                          622
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 0.2%
Fair Isaac                              4,400             144
                                                 ------------
                                                          144
--------------------------------------------------------------------------------
E-SERVICES/CONSULTING -- 0.4%
Websense*                              17,800             207
                                                 ------------
                                                          207
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 1.3%
Actel*                                 11,700             122
Intersil*                              27,192             352
Silicon Laboratories*                  17,600             323
                                                 ------------
                                                          797
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 0.1%
JDA Software Group*                     9,400              66
                                                 ------------
                                                           66
--------------------------------------------------------------------------------
INTERNET CONTENT-ENTERTAINMENT -- 0.2%
Alloy*                                 13,400             111
                                                 ------------
                                                          111
--------------------------------------------------------------------------------
INTERNET INFRASTRUCTURE EQUIPMENT -- 0.4%
Avocent*                               16,400             219
                                                 ------------
                                                          219
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
INTERNET TELEPHONY -- 0.5%
j2 Global Communications*              15,000    $        298
                                                 ------------
                                                          298
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 0.8%
Adaptec*                               42,600             188
Extreme Networks*                      33,900             142
SafeNet*                                9,600             156
                                                 ------------
                                                          486
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS-- 1.5%
Emulex*                                20,500             231
Exar*                                  30,300             350
GlobespanVirata*                       65,900             155
Power Integrations*                    14,900             182
                                                 ------------
                                                          918
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 0.9%
Lam Research*                          21,800             194
LTX*                                   26,600             121
MKS Instruments*                       20,300             222
                                                 ------------
                                                          537
--------------------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 0.3%
Advanced Fibre Communication*          11,200             149
                                                 ------------
                                                          149
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 0.3%
Intrado*                               16,700             161
                                                 ------------
                                                          161
--------------------------------------------------------------------------------
WEB PORTALS/ISP -- 1.1%
Overture Services*                     20,300             479
United Online*                         18,500             177
                                                 ------------
                                                          656
                                                 ------------
TOTAL TECHNOLOGY (COST $10,074)                         6,185
                                                 ------------
--------------------------------------------------------------------------------
UTILITIES -- 2.1%
ELECTRIC-INTEGRATED -- 0.7%
Hawaiian Electric Industries            5,200             224
Idacorp                                 4,100             100
MGE Energy                              3,700              95
                                                 ------------
                                                          419
--------------------------------------------------------------------------------
GAS-DISTRIBUTION -- 0.8%
UGI                                    10,900             396
WGL Holdings                            4,800             115
                                                 ------------
                                                          511
--------------------------------------------------------------------------------
WATER -- 0.6%
Philadelphia Suburban                  16,700             339
                                                 ------------
                                                          339
                                                 ------------
TOTAL UTILITIES (COST $1,131)                           1,269
                                                 ------------
TOTAL COMMON STOCK (COST $58,748)                      54,053
                                                 ------------
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS
                                         PBHG STRATEGIC SMALL COMPANY FUND PSSCX

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2002 (UNAUDITED)


                                       Face            Market
Description                        Amount (000)      Value (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 8.9%
Barclays
   1.89%, dated 09/30/02, matures
   10/01/02, repurchase price
   $5,277,419 (collateralized by
   U.S. Government Obligations:
   total market value $5,383,337) (A)  $5,277    $      5,277
                                                 ------------
TOTAL REPURCHASE AGREEMENT (COST $5,277)                5,277
                                                 ------------
TOTAL INVESTMENTS-- 99.8% (COST $64,025)               59,330
                                                 ------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- 0.2%
Receivable for Investment Securities Sold                 634
Payable for Administrative Fees                            (8)
Payable for Investment Advisory Fees                      (46)
Other Assets and Liabilities, Net                        (487)
                                                 ------------
TOTAL OTHER ASSETS AND LIABILITIES, NET                    93
                                                 ------------
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of PBHG Class ($0.001 par value)
   based on 6,697,579 outstanding shares
   of common stock                                     90,763
Fund Shares of Advisor Class ($0.001 par value)
   based on 10,463 outstanding shares
   of common stock                                        100
Accumulated net investment loss                          (430)
Accumulated net realized loss on investments          (26,315)
Unrealized depreciation on investments                 (4,695)
                                                 ------------
TOTAL NET ASSETS-- 100.0%                        $     59,423
                                                 ============
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE-- PBHG CLASS                         $8.86
                                                        =====
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE-- ADVISOR CLASS                      $8.86
                                                        =====

* Non-income producing security.
^ The fund held a Canadian domiciled security traded on the New York Stock
  Exchange as of September 30, 2002.
(A) -- Tri-party repurchase agreement
ADR -- American Depositary Receipt
Cl -- Class
REIT -- Real Estate Investment Trust


The accompanying notes are an integral part of the financial statements.

PBHG FUNDS
PBHG TECHNOLOGY & COMMUNICATIONS FUND PBTCX

PBHG TECHNOLOGY & COMMUNICATIONS FUND (UNAUDITED)


INVESTMENT FOCUS
STYLE

MARKET CAPITALIZATION

          VALUE     BLEND    GROWTH
------------------------------------------
Large
------------------------------------------
Medium                         X
------------------------------------------
Small
------------------------------------------
Source: Pilgrim Baxter & Associates, Ltd.

                                                    AVERAGE ANNUAL TOTAL RETURN1
                                                      AS OF SEPTEMBER 30, 2002

                                                  One      Annualized      Annualized     Annualized
                                     6           Year        3 Year          5 Year        Inception
                                  Months2       Return       Return          Return         to Date
---------------------------------------------------------------------------------------------------------------------------
  PBHG Technology &
     Communications Fund -
     PBHG Class3                 (54.63)%      (44.22)%     (38.53)%        (17.05)%        (1.80)%
---------------------------------------------------------------------------------------------------------------------------
  PBHG Technology &
     Communications Fund -
     Advisor Class4              (54.64)%      (44.25)%     (38.59)%        (17.09)%        (1.84)%
---------------------------------------------------------------------------------------------------------------------------

   COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE PBHG TECHNOLOGY & COMMUNICATIONS FUND - PBHG CLASS1
                  VERSUS THE PSE TECHNOLOGY INDEX(R) AND THE LIPPER SCIENCE & TECHNOLOGY FUNDS AVERAGE

                                      [LINE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

                           PBHG Technology &                        PSE                      Lipper Science & Technology
                          Communication Fund                    Tech Index                         Funds Objective
9/30/95                         $10,000                           $10,000                               $10,000
10/31/95                         10,800                            10,057                                 9,835
11/30/95                         11,720                            10,210                                 9,965
12/31/95                         11,602                             9,919                                 9,605
1/31/96                          11,462                            10,154                                 9,595
2/29/96                          12,562                            10,451                                10,058
3/31/96                          12,482                             9,899                                 9,791
4/30/96                          14,132                            10,901                                10,848
5/31/96                          15,303                            11,005                                11,261
6/30/96                          14,973                            10,244                                10,533
7/31/96                          13,712                             9,456                                 9,540
8/31/96                          14,963                            10,038                                10,159
9/30/96                          16,643                            10,945                                11,299
10/31/96                         16,793                            10,780                                11,162
11/30/96                         17,663                            12,243                                12,104
12/31/96                         17,916                            11,954                                11,839
1/31/97                          18,539                            13,217                                12,570
2/28/97                          16,580                            12,659                                11,524
3/31/97                          14,927                            11,955                                10,691
4/30/97                          15,437                            12,365                                10,992
5/31/97                          18,100                            13,861                                12,471
6/30/97                          18,641                            13,958                                12,646
7/31/97                          20,865                            16,113                                14,236
8/31/97                          20,773                            16,092                                14,246
9/30/97                          22,416                            16,638                                14,960
10/31/97                         19,732                            14,929                                13,724
11/30/97                         19,151                            14,971                                13,591
12/31/97                         18,511                            14,392                                13,275
1/31/98                          17,697                            14,981                                13,591
2/28/98                          19,850                            16,819                                15,132
3/31/98                          20,643                            17,151                                15,598
4/30/98                          21,061                            17,820                                16,192
5/31/98                          19,047                            16,410                                15,049
6/30/98                          20,332                            17,164                                16,173
7/31/98                          19,186                            17,121                                15,890
8/31/98                          16,004                            13,912                                12,710
9/30/98                          17,997                            15,881                                14,384
10/31/98                         18,072                            17,683                                15,404
11/30/98                         20,322                            19,647                                17,435
12/31/98                         23,324                            22,319                                20,262
1/31/99                          28,435                            25,591                                23,417
2/28/99                          25,325                            22,967                                21,392
3/31/99                          30,000                            24,724                                23,822
4/30/99                          31,653                            25,599                                24,570
5/31/99                          30,120                            26,347                                24,255
6/30/99                          34,622                            29,839                                27,134
7/31/99                          34,067                            29,662                                26,863
8/31/99                          36,916                            31,189                                28,222
9/30/99                          37,916                            31,233                                29,125
10/31/99                         45,517                            33,074                                32,300
11/30/99                         54,107                            37,846                                37,824
12/31/99                         80,210                            48,396                                47,310
1/31/2000                        82,496                            47,350                                46,491
2/29/2000                       117,027                            58,153                                59,211
3/31/2000                       100,197                            57,869                                56,707
4/30/2000                        81,848                            54,187                                49,953
5/31/2000                        68,637                            49,542                                43,978
6/30/2000                        93,468                            54,868                                51,569
7/31/2000                        85,195                            51,182                                49,135
8/31/2000                        99,596                            58,310                                56,849
9/30/2000                        92,089                            51,759                                51,210
10/31/2000                       74,246                            48,413                                45,464
11/30/2000                       45,137                            40,471                                33,675
12/31/2000                       45,165                            40,596                                32,968
1/31/2001                        48,379                            45,754                                36,222
2/28/2001                        34,067                            37,410                                26,199
3/31/2001                        25,853                            33,024                                21,845
4/30/2001                        31,719                            38,400                                26,205
5/31/2001                        30,000                            37,019                                25,110
6/30/2001                        28,399                            36,213                                24,821
7/31/2001                        26,102                            34,328                                22,550
8/31/2001                        21,509                            31,568                                19,598
9/30/2001                        15,787                            25,819                                15,291
10/31/2001                       18,517                            29,899                                17,751
11/30/2001                       21,942                            33,944                                20,513
12/31/2001                       21,509                            34,336                                20,738
1/31/2002                        21,378                            34,165                                20,380
2/28/2002                        17,664                            31,375                                17,535
3/31/2002                        19,409                            34,237                                19,202
4/30/2002                        16,535                            30,258                                16,833
5/31/2002                        15,039                            29,046                                15,803
6/30/2002                        12,257                            25,676                                13,712
7/31/2002                        11,181                            22,686                                12,197
8/31/2002                        10,538                            22,400                                11,834
9/30/2002                         8,806                            19,306                                10,096


1 Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund's investment in technology companies involves the risk of volatility. Securities of small and medium companies involve greater risk and price volatility than larger, more established companies. Products of technology companies may be subject to severe competition and rapid obsolescence. Funds that concentrate investments in one or a group of industries may involve greater risks than more diversified funds, including greater potential for volatility. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.
2 The six month returns have not been annualized.
3 The PBHG Technology & Communications Fund - PBHG Class commenced operations on
  September 29, 1995.
4 The performance shown for the Advisor Class prior to its inception on December
  29, 2000, is based on the performance and expenses of the PBHG Class. Subsequent to December 29, 2000, the performance is that of the Advisor Class and reflects the expenses specific to the Advisor Class, which will cause its returns to be less than those of the PBHG Class. The average annual total return of the Advisor Class from its inception to September 30, 2002 was (60.67)%.
5 The PSE Technology Index(R) is a price-weighted index of the top 100 U.S.
  technology stocks. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.
6 The Lipper Science & Technology Funds Average represents the average performance of 400 mutual funds classified by Lipper, Inc. in the Science & Technology category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. The Average is not intended to imply the Fund's past or future performance. A direct investment in the Average is not possible. The chart assumes $10,000 invested in the Lipper Science & Technology Funds Average at that month's end, September 30, 1995.

SUB-SECTOR WEIGHTINGS AT SEPTEMBER 30, 2002+

[PIE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

Other                     1%
Aerospace/Defense         4%
Biotech                   1%
Computer Hardware        17%
Internet                  6%
Networking/ Telecom Eq    7%
Semiconducter            24%
Semiconducter Eq          4%
Services                 11%
Software                 16%
Telecom/Media             9%

+ As a % of Equity


TOP TEN HOLDINGS AT SEPTEMBER 30, 2002*

Microsoft                                         5.6%
Dell Computer                                     4.1%
Microchip Technology                              3.5%
Cisco Systems                                     3.1%
Symantec                                          3.1%
Sungard Data Systems                              2.7%
Electronic Arts                                   2.5%
Verizon Communications                            2.4%
Silicon Laboratories                              2.4%
Comcast                                           2.2%
--------------------------------------------------------------------
Total Top Ten Holdings                           31.6%

*As a % of Common Stock

                                                                      PBHG FUNDS
                                     PBHG TECHNOLOGY & COMMUNICATIONS FUND PBTCX

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2002 (UNAUDITED)


                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 89.3%
CONSUMER CYCLICAL -- 7.8%
CABLE TV -- 1.9%
Comcast*                              225,300    $      4,700
                                                 ------------
                                                        4,700
--------------------------------------------------------------------------------
ENTERTAINMENT SOFTWARE -- 4.4%
Activision*                           131,800           3,154
Electronic Arts*                       83,300           5,494
Take-Two Interactive Software*         65,400           1,897
                                                 ------------
                                                       10,545
--------------------------------------------------------------------------------
RETAIL-COMPUTER EQUIPMENT -- 1.5%
Electronics Boutique Holdings*        134,900           3,703
                                                 ------------
                                                        3,703
                                                 ------------
TOTAL CONSUMER CYCLICAL (COST $18,316)                 18,948
                                                 ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 1.3%
MEDICAL-BIOMEDICAL/GENETIC -- 0.7%
Amgen*                                  7,800             325
Idec Pharmaceuticals*                  31,300           1,300
                                                 ------------
                                                        1,625
--------------------------------------------------------------------------------
THERAPEUTICS -- 0.6%
Gilead Sciences*                       42,900           1,438
                                                 ------------
                                                        1,438
                                                 ------------
TOTAL HEALTH CARE (COST $3,150)                         3,063
                                                 ------------
--------------------------------------------------------------------------------
INDUSTRIAL -- 9.4%
AEROSPACE/DEFENSE -- 2.5%
General Dynamics                       27,600           2,245
Lockheed Martin                        16,000           1,035
Raytheon                               75,400           2,209
Veridian*                              26,500             662
                                                 ------------
                                                        6,151
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE-EQUIPMENT -- 0.4%
Alliant Techsystems*                   14,100             976
                                                 ------------
                                                          976
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS-- 1.8%
DSP Group*                            206,700           3,319
Vishay Intertechnology*               136,000           1,197
                                                 ------------
                                                        4,516
--------------------------------------------------------------------------------
ELECTRONIC MEASURING INSTRUMENTS -- 1.5%
Agilent Technologies*                 272,800           3,563
                                                 ------------
                                                        3,563
--------------------------------------------------------------------------------
ELECTRONIC PARTS DISTRIBUTION -- 1.2%
Avnet                                 262,300           2,830
                                                 ------------
                                                        2,830
--------------------------------------------------------------------------------
ELECTRONICS-MILITARY -- 0.4%
L-3 Communications Holdings*           17,400             917
                                                 ------------
                                                          917
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
INDUSTRIAL AUTOMATION/ROBOTICS -- 0.8%
Brooks-PRI Automation*                172,800    $      1,979
                                                 ------------
                                                        1,979
--------------------------------------------------------------------------------
INSTRUMENTS-SCIENTIFIC -- 0.8%
Applera-Applied Biosystems Group      106,600           1,951
                                                 ------------
                                                        1,951
                                                 ------------
TOTAL INDUSTRIAL (COST $27,863)                        22,883
                                                 ------------
--------------------------------------------------------------------------------
SERVICES -- 16.8%
COMMERCIAL SERVICES-FINANCE -- 2.6%
Concord EFS*                          216,200           3,434
Paychex                               117,600           2,854
-                                                 ------------
                                                        6,288
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 5.5%
CACI International*                    19,000             673
DST Systems*                          134,200           3,955
SRA International*                     22,800             653
Sungard Data Systems*                 305,600           5,944
Unisys*                               329,300           2,305
                                                 ------------
                                                       13,530
--------------------------------------------------------------------------------
E-COMMERCE/SERVICES -- 2.3%
eBay*                                  50,700           2,677
Expedia*                               59,600           3,019
                                                 ------------
                                                        5,696
--------------------------------------------------------------------------------
TELEPHONE-INTEGRATED -- 6.4%
AT&T                                  239,100           2,872
BellSouth                             161,100           2,958
SBC Communications                    221,900           4,460
Verizon Communications                190,100           5,216
                                                 ------------
                                                       15,506
                                                 ------------
TOTAL SERVICES (COST $48,649)                          41,020
                                                 ------------
--------------------------------------------------------------------------------
TECHNOLOGY -- 54.0%
APPLICATIONS SOFTWARE -- 6.6%
Mercury Interactive*                   67,900           1,165
Microsoft*                            277,900          12,155
Quest Software*                       292,600           2,751
                                                 ------------
                                                       16,071
--------------------------------------------------------------------------------
COMPUTER DATA SECURITY -- 1.5%
NetScreen Technologies*               344,100           3,733
                                                 ------------
                                                        3,733
--------------------------------------------------------------------------------
COMPUTERS -- 7.2%
Apple Computer*                       116,400           1,688
Dell Computer*                        376,100           8,842
Hewlett-Packard                       260,400           3,039
Sun Microsystems*                   1,476,400           3,824
                                                 ------------
                                                       17,393
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 0.3%
Brocade Communications Systems*        99,800             752
                                                 ------------
                                                          752
--------------------------------------------------------------------------------

PBHG FUNDS
PBHG TECHNOLOGY & COMMUNICATIONS FUND PBTCX

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of September 30, 2002 (UNAUDITED)

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 2.0%
EMC*                                  732,600    $      3,348
Western Digital*                      296,200           1,392
                                                 ------------
                                                        4,740
--------------------------------------------------------------------------------
COMPUTERS-PERIPHERAL EQUIPMENT -- 1.4%
Lexmark International*                 73,400           3,450
                                                 ------------
                                                        3,450
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 1.9%
Documentum*                           390,900           4,515
                                                 ------------
                                                        4,515
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 13.3%
Broadcom, Cl A*                       287,600           3,071
Intel                                 332,300           4,616
International Rectifier*              207,300           3,238
Intersil*                             130,000           1,685
Microchip Technology*                 369,000           7,546
National Semiconductor*               169,700           2,026
QLogic*                               114,900           2,992
Silicon Laboratories*                 282,100           5,171
Texas Instruments                     136,200           2,012
                                                 ------------
                                                       32,357
--------------------------------------------------------------------------------
ELECTRONIC DESIGN AUTOMATION -- 0.8%
Synopsys*                              53,400           2,037
                                                 ------------
                                                        2,037
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 1.3%
Oracle*                               403,000           3,168
                                                 ------------
                                                        3,168
--------------------------------------------------------------------------------
INTERNET SECURITY -- 2.7%
Symantec*                             197,900           6,655
                                                 ------------
                                                        6,655
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 3.2%
Adaptec*                              112,700             497
Cisco Systems*                        648,300           6,794
Foundry Networks*                      80,500             441
                                                 ------------
                                                        7,732
--------------------------------------------------------------------------------
OFFICE AUTOMATION & EQUIPMENT -- 1.2%
Pitney Bowes                           94,200           2,872
                                                 ------------
                                                        2,872
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS-- 5.3%
Integrated Circuit Systems*           180,900           2,840
Linear Technology                     110,800           2,296
Marvell Technology Group*             200,800           3,183
Maxim Integrated Products*             84,700           2,097
Triquint Semiconductor*               700,900           2,474
                                                 ------------
                                                       12,890
--------------------------------------------------------------------------------

                                   Shares/Face         Market
Description                       Amount (000)       Value (000)
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 2.0%
Applied Materials*                    239,900    $      2,771
Lam Research*                         244,300           2,174
                                                 ------------
                                                        4,945
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 3.3%
Motorola                              300,000           3,054
Qualcomm*                             119,200           3,292
RF Micro Devices*                     281,000           1,686
                                                 ------------
                                                        8,032
--------------------------------------------------------------------------------
TOTAL TECHNOLOGY (COST $190,294)                      131,342
                                                 ------------
TOTAL COMMON STOCK (COST $288,272)                    217,256
                                                 ------------
--------------------------------------------------------------------------------
INVESTMENT COMPANY -- 1.1%
INDEX FUND-LARGE CAP -- 1.1%
Nasdaq-100 Index Tracking Stock*      129,100           2,679
                                                 ------------
                                                        2,679
                                                 ------------
TOTAL INVESTMENT COMPANY (COST $3,182)                  2,679
                                                 ------------
--------------------------------------------------------------------------------
CONVERTIBLE BOND -- 0.1%
MicroStrategy, Series A
   7.500%, 06/24/07                    $1,203             247
                                                 ------------
                                                          247
                                                 ------------
TOTAL CONVERTIBLE BOND (COST $0)                          246
                                                 ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 12.1%
Deutsche Bank
   1.90%, dated 09/30/02, matures
   10/01/02, repurchase price
   $29,476,967 (collateralized by
   U.S. Government Obligations:
   total market value $30,065,343) (A) 29,475          29,475
                                                 ------------
TOTAL REPURCHASE AGREEMENT (COST $29,475)              29,475
                                                 ------------
TOTAL INVESTMENTS-- 102.6% (COST $320,929)            249,656
                                                 ------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET-- (2.6)%
Receivable for Investment Securities Sold               8,276
Payable for Administrative Fees                           (34)
Payable for Distribution Fees                              (1)
Payable for Investment Advisory Fees                     (190)
Payable for Investment Securities Purchased           (14,557)
Other Assets and Liabilities, Net                         282
                                                 ------------
TOTAL OTHER ASSETS AND LIABILITIES, NET                (6,224)
                                                 ------------
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of PBHG Class ($0.001 par value) based
   on 35,358,306 outstanding shares of common
   stock                                            2,789,622
Fund Shares of Advisor Class ($0.001 par value)
   based on 916,407 outstanding shares of
   common stock                                        12,700
Accumulated net investment loss                        (2,772)
Accumulated net realized loss on investments       (2,484,845)
Unrealized depreciation on investments                (71,273)
                                                 ------------
TOTAL NET ASSETS-- 100.0%                        $    243,432
                                                 ============
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE-- PBHG CLASS                         $6.71
                                                        =====
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE-- ADVISOR CLASS                      $6.69
                                                        =====
* Non-income producing security.
(A)-- Tri-party repurchase agreement
Cl-- Class

The accompanying notes are an integral part of the financial statements.

                                                                      PBHG FUNDS
                                        PBHG IRA CAPITAL PRESERVATION FUND PBCPX

                                  PBHG IRA CAPITAL PRESERVATION FUND (UNAUDITED)

                                   AVERAGE ANNUAL TOTAL RETURN1 AS OF SEPTEMBER 30, 2002

                                                       One    Annualized  Annualized
                                             6        Year      3 Year     Inception
                                          Months2    Return     Return      to Date
---------------------------------------------------------------------------------------------------------------------------
  PBHG IRA Capital Preservation Fund -
        PBHG Class3                        2.25%      4.77%     6.00%        6.02%
---------------------------------------------------------------------------------------------------------------------------
  PBHG IRA Capital Preservation Fund -
        Advisor Class4                     2.20%      4.72%     5.98%        6.00%
--------------------------------------------------------------------------------------------------------------------------

        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE PBHG IRA CAPITAL PRESERVATION FUND1
                    VERSUS THE RYAN 5-YEAR GIC MASTER INDEX AND LIPPER MONEY MARKET FUNDS AVERAGE

                                      [LINE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

                         PBHG IRA Cap Preservation                  Ryan 5-Yr Index                  Lipper Money Mkt Average
8/31/99                        $10,000                                   $10,000                           $10,000
9/30/99                         10,055                                    10,053                            10,037
10/31/99                        10,112                                    10,106                            10,076
11/30/99                        10,166                                    10,159                            10,115
12/31/99                        10,224                                    10,212                            10,158
1/31/2000                       10,279                                    10,264                            10,201
2/29/2000                       10,331                                    10,317                            10,241
3/31/2000                       10,386                                    10,370                            10,286
4/30/2000                       10,441                                    10,422                            10,331
5/31/2000                       10,499                                    10,475                            10,378
6/30/2000                       10,555                                    10,528                            10,427
7/31/2000                       10,613                                    10,581                            10,478
8/31/2000                       10,674                                    10,634                            10,529
9/30/2000                       10,738                                    10,688                            10,579
10/31/2000                      10,799                                    10,741                            10,631
11/30/2000                      10,857                                    10,795                            10,681
12/31/2000                      10,917                                    10,848                            10,733
1/31/2001                       10,978                                    10,902                            10,783
2/28/2001                       11,032                                    10,956                            10,826
3/31/2001                       11,098                                    11,010                            10,868
4/30/2001                       11,154                                    11,064                            10,906
5/31/2001                       11,209                                    11,118                            10,941
6/30/2001                       11,263                                    11,171                            10,971
7/31/2001                       11,319                                    11,225                            11,001
8/31/2001                       11,377                                    11,279                            11,028
9/30/2001                       11,430                                    11,332                            11,053
10/31/2001                      11,484                                    11,385                            11,073
11/30/2001                      11,532                                    11,438                            11,088
12/31/2001                      11,577                                    11,490                            11,101
1/31/2002                       11,621                                    11,543                            11,114
2/28/2002                       11,665                                    11,595                            11,124
3/31/2002                       11,711                                    11,647                            11,134
4/30/2002                       11,753                                    11,699                            11,144
5/31/2002                       11,800                                    11,751                            11,154
6/30/2002                       11,844                                    11,802                            11,164
7/31/2002                       11,887                                    11,854                            11,174
8/31/2002                       11,930                                    11,905                            11,183
9/30/2002                       11,974                                    11,955                            11,192

1 Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. While not fixed at $1.00 per share like a money market fund, the wrapper agreements are likely to cause the net asset value of the Fund to be considerably more stable than a typical high-quality fixed-income fund. A money market fund will generally have a shorter average maturity than the Fund and its yield will tend to more closely track the direction of current market rates than the yield of the Fund. Over the long-term, however, the Sub-Adviser believes the Fund's mix of investments and longer average duration will offset those differences by producing higher returns than a money market fund. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.
2 The six month returns have not been annualized.
3 On January 11, 2002, the PBHG IRA Capital Preservation Fund acquired the assets of the IRA Capital Preservation Portfolio. Prior to the acquisition, the PBHG Class shares of the fund were known as the Institutional Class shares of the IRA Capital Preservation Portfolio. The IRA Capital Preservation Portfolio was a series of the UAM Funds Trust. The IRA Capital Preservation Portfolio was managed by Dwight Asset Management Company, the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the IRA Capital Preservation Portfolio. Data includes performance of the Fund's predecessor, whose inception date was August 31, 1999.
4 The performance shown for the Advisor Class prior to its inception on July 31, 2002, is based on the performance and expenses of the PBHG Class. Subsequent to July 31, 2002, the performance is that of the Advisor Class and reflects the expenses specific to the Advisor Class, which will cause its returns to be less than those of the PBHG Class. The cumulative total return of the Advisor Class from its inception date to September 30, 2002 was 0.69%.
5 The Ryan 5-Year GIC Master Index is an unmanaged index with an arithmetic mean or market rates of $1 million GIC contracts held for five years. The market rates are representative of a diversified, investment grade portfolio of contracts issued by credit worthy insurance companies. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.
6 The Lipper Money Market Funds Average represents the average performance of
  388 mutual funds classified by Lipper, Inc. in the Money Market Funds category. The performance figures are based on changes in net asset value of the funds in the category with all capital gain distributions and income dividends reinvested. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. The Average is not intended to imply the Fund's past or future performance. A direct investment in the Average is not possible.


SECTOR WEIGHTINGS AT SEPTEMBER 30, 2002

[PIE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

Residential Mortgages-Agency                14%
Commercial Mortgages                        16%
Residential Mortgages                        6%
Asset-Backed Securities                     57%
Corporate Bonds                              4%
Interest Only Strips                         3%

% of Total Portfolio Investments in Long-Term Obligations


TOP TEN HOLDINGS AT SEPTEMBER 30, 2002*

Federal National Mortgage Association
   30 year Fixed TBA, 7.50%                       4.2%
Federal Home Loan Mortgage Association
   30 year Fixed TBA, 6.50%                       3.0%
Federal National Mortgage Association
   30 year Fixed TBA, 6.50%                       3.0%
Providian Master Trust, Ser 2000-1, Cl A          2.6%
Merrill Lynch Mortgage Investors,
   Ser 1997-C1, Cl A3                             2.6%
Conseco Private Label Master Note Trust,
   Ser 2001-A, Cl A                               2.5%
Delta Air Lines, Ser 2002-1, Cl G-1               2.4%
EQCC Trust, Ser 2002-1, Cl 2A                     2.3%
CNH Equipment Trust, Ser 2000-A, Cl A4            2.3%
Arran Master Trust, Ser 2000-B, Cl A              2.2%
----------------------------------------------------------------------------
Total Top Ten Holdings                           27.1%

*As a % of Long-Term Obligations

PBHG FUNDS
PBHG IRA CAPITAL PRESERVATION FUND PBCPX

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of September 30, 2002 (UNAUDITED)

                                        Face           Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
RESIDENTIAL MORTGAGES-AGENCY-- 14.4%
Federal Home Loan Mortgage Association,
   30 year Fixed TBA
   6.500%, 10/15/32                   $25,000     $    25,922
Federal Home Loan Mortgage Corporation
   2360 IP CMO
   5.750%, 07/15/26                     5,000           5,102
Federal National Mortgage Association
   15 year Fixed TBA
   6.500%, 10/21/17                    15,000          15,703
   6.500%, 10/21/17                    15,000          15,703
Federal National Mortgage Association
   30 year Fixed TBA
   7.500%, 10/15/32                    35,000          36,936
   6.500%, 10/15/32                    25,000          25,898
Federal National Mortgage Association
   Ser 1997-88, Cl B
   9.000%, 11/18/24                        37              37
                                                  -----------
TOTAL RESIDENTIAL MORTGAGES-AGENCY (COST $124,707)    125,301
                                                  -----------
--------------------------------------------------------------------------------
COMMERCIAL MORTGAGES-- 9.7%
Asset Securitization Corporation,
   Ser 1997-D4, Cl PS1 IO
   1.320%, 04/14/29                    86,241           4,481
Banc of America Commercial
   Mortgage, Ser 2000-1, Cl A1A
   7.109%, 11/15/31                     5,951           6,642
Banc of America Commercial
   Mortgage, Ser 2001-1, Cl X IO
   1.340%, 04/15/36                    14,817             975
Bank of America-First Union
   National Bank Commercial
   Mortgage, Ser 2001-3, Cl XC IO
   0.880%, 04/11/37                    13,020             734
Citicorp Mortgage Securities,
   Ser 2002-3, Cl 1A1
   6.250%, 03/25/32                     4,000           4,246
Deutsche Mortgage & Asset Receiving,
   Ser 1998-C1 A1
   6.220%, 06/15/31                     8,110           8,691
DLJ Commercial Mortgage,
   Ser 1999-CG1, Cl A1A
   6.080%, 03/10/32                     3,876           4,178
First Union-Lehman Brothers-
   Bank of America 1998-C2 IO
   0.783%, 11/18/35                    76,365           2,237
GMAC Commercial Mortgage
   Securities, Ser 2002-C1, Cl X1 IO
   0.630%, 11/15/39                    78,528           2,879
Keycorp, Series 2000-C1, Cl A1
   7.617%, 06/15/09                     2,729           3,080
LB-UBS Commercial Mortgage Trust,
   Ser 2002-C1, Cl XCL IO
   0.360%, 03/15/34                   132,752           3,223
Merrill Lynch Mortgage Investors,
   Ser 1997-C1, Cl A3
   7.120%, 06/18/29                    20,000          22,247
Midland Realty Acceptance Corporate
   CMO, Ser 1996-C1, Cl A2
   7.475%, 08/25/28                       161             163
--------------------------------------------------------------------------------

                                        Face           Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
COMMERCIAL MORTGAGES -- CONTINUED
Midland Realty Acceptance Corporate
   CMO, Ser 1996-C2, Cl A2
   7.233%, 01/25/29                   $ 1,450     $     1,624
Morgan Stanley Capital,
   Ser 1999-LIFE, Cl A1
   6.970%, 10/15/08                     2,064           2,283
Mortgage Capital Funding,
   Ser 1996-MC2, Cl A2
   6.909%, 02/20/06                     4,000           4,187
Mortgage Capital Funding,
   Ser 1997-MC1, Cl A2
   7.223%, 02/20/27                     6,171           6,581
Nationslink Funding Corporation,
   Ser 1999-2, Cl A3
   7.181%, 06/20/31                     5,000           5,634
                                                  -----------
TOTAL COMMERCIAL MORTGAGES (COST $79,680)              84,085
                                                  -----------
--------------------------------------------------------------------------------
RESIDENTIAL MORTGAGES-- 8.1%
Bank of America Mortgage Securities,
   Ser 2002-E, Cl A1
   7.019%, 06/20/31                    15,921          16,319
Crusade Global Trust,
   Ser 2002-1, Cl A
   2.070%, 02/20/33                     4,331           4,329
Granite Mortgages Plc,
   Ser 2002-1, Cl 1A1
   1.951%, 12/20/16                     8,066           8,065
Holmes Financing Plc,
   Ser 2, Cl 2A
   2.040%, 07/15/17                    10,000          10,005
Wells Fargo Mortgage Backed
   Securities Trust, Ser 2001-31, Cl A2
   6.500%, 01/25/32                    10,593          10,886
Wells Fargo Mortgage Backed
   Securities Trust, Ser 2001-26, Cl A2
   6.250%, 11/25/31                     9,783           9,919
Wells Fargo Mortgage Backed
   Securities Trust, Ser 2001-32, Cl A1
   6.500%, 01/25/32                    10,955          11,138
                                                  -----------
TOTAL RESIDENTIAL MORTGAGES (COST $70,582)             70,661
                                                  -----------
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 50.3%
AUTO & TRANSPORTATION -- 5.5%
Associates Automobile Receivables
   Trust, Ser 2000-1, Cl A3
   7.300%, 01/15/04                     2,095           2,129
Capital One Auto Finance
   Trust, Ser 2002-A, Cl A4
   4.790%, 01/15/09                    10,000          10,602
Daimler Chrysler Auto Trust,
   Ser 2001-A, Cl A2
   4.980%, 01/06/04                     2,206           2,214
Harley-Davidson Motorcycle Trust,
   Ser 2001-2, Cl A1
   3.770%, 04/17/06                     3,959           3,999
Navistar Financial Corp Owner Trust,
   Ser 2001-B, Cl A4
   4.370%, 11/17/08                     4,597           4,801
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS
                                        PBHG IRA CAPITAL PRESERVATION FUND PBCPX

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2002 (UNAUDITED)

                                        Face           Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION-- CONTINUED
Premier Auto Trust, Ser 1999-1, Cl A4
   5.820%, 10/08/03                   $ 1,422     $     1,432
Provident Auto Lease ABS Trust,
   Private Placement 144a,
   Ser 1999-1, Cl A3
   7.260%, 01/14/12                    10,000          10,360
Provident Auto Lease ABS Trust,
   Private Placement 144a,
   Ser 1999-1, Cl A2
   7.025%, 11/14/05                    11,827          12,563
                                                  -----------
                                                       48,100
--------------------------------------------------------------------------------
BOATS -- 0.1%
CIT Marine Trust, Ser 1999-A, Cl A2
   5.800%, 04/15/10                       494             502
                                                  -----------
                                                          502
--------------------------------------------------------------------------------
CORPORATES/YANKEES -- 1.4%
Chilquinta Energy Private Placement 144a
   6.470%, 04/01/08                     1,300           1,448
Pemex Finance, Private Placement 144a,
   Ser 1A1, Cl A2
   6.300%, 05/15/10                     2,750           2,859
Pemex Finance, Private Placement 144a,
   Ser 2A1, Cl A1
   6.125%, 11/15/03                     3,023           3,124
Pemex Finance, Ser 1A1, Cl A1
   5.720%, 11/15/03                     4,159           4,286
                                                  -----------
                                                       11,717
--------------------------------------------------------------------------------
CREDIT CARD-- 9.0%
Arran Master Trust, Ser 2000-B, Cl A
   2.016%, 03/15/07                    19,000          19,049
Conseco Private Label Master
   Note Trust, Ser 2001-A, Cl A
   2.091%, 12/15/08                    22,000          21,925
Keb Card International ABS Limited,
   Private Placement 144a,
   Ser 2002-1A, Cl 1
   2.301%, 02/28/09                     5,000           5,000
Providian Master Trust,
   Ser 1997-4, Cl A
   6.250%, 06/15/07                    10,000          10,050
Providian Master Trust,
   Ser 2000-1, Cl A
   7.490%, 08/17/09                    21,000          22,285
                                                  -----------
                                                       78,309
--------------------------------------------------------------------------------
EQUIPMENT LEASE-- 3.9%
CNH Equipment Trust,
   Ser 2000-A, Cl A4
   7.340%, 02/15/07                    19,182          19,959
CNH Equipment Trust,
   Ser 2000-B, Cl A3
   6.880%, 03/15/05                       596             602
CNH Equipment Trust,
   Ser 2002-A, Cl A4
   2.111%, 08/15/08                    10,000          10,062
--------------------------------------------------------------------------------

                                        Face           Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
EQUIPMENT LEASE-- CONTINUED
Railcar Leasing, LLC,
   Private Placement 144a,
   Ser 1, Cl A1
   6.750%, 07/15/06                   $ 3,037     $     3,242
                                                  -----------
                                                       33,865
--------------------------------------------------------------------------------
HOME EQUITY LOANS-- 25.0%
Advanta Mortgage Loan Trust,
   Ser 1998-1, Cl A4
   6.420%, 09/25/21                        24              24
Ameriquest Mortgage Securities,
   Ser 2002-1, Cl AF5
   6.670%, 05/25/32                    10,000          10,604
Ameriquest Mortgage Securities,
   Series 2002-3, Cl AF5
   5.470%, 01/05/10                     3,891           3,877
Chase Funding Loan Aquisition
   Trust, Ser 2002-C1, Cl IA3
   5.353%, 09/25/26                    10,000          10,474
Chase Funding Mortgage Loan,
   Ser 2001-3 Cl 1A5
   6.425%, 10/25/31                    12,000          12,609
CIT Group Home Equity Loan Trust,
   Ser 2002-1, Cl AF5
   6.710%, 05/25/31                     6,000           6,421
Conseco Finance, Ser 2002-A, Cl A1B
   3.340%, 10/15/18                     3,176           3,182
Conseco Finance, Ser 2002-A, Cl A2
   4.690%, 08/15/21                     5,000           5,031
Contimortgage Home Equity
   Loan Trust, Ser 1997-5, Cl A4
   6.580%, 06/15/19                        22              22
EQCC Trust, Ser 2002-1, Cl 2A
   2.114%, 11/25/31                    20,155          20,137
Federal Home Loan Mortgage
   Corporation Structured
   Pass Through T-9 A3
   6.660%, 07/25/15                        30              30
Federal Home Loan Mortgage
   Corporation Structured
   Pass Through T-10 A2
   6.350%, 09/25/13                        13              13
Federal Home Loan Mortgage
   Corporation Structured
   Pass Through T-14 A3
   5.900%, 03/25/24                        17              17
Federal Home Loan Mortgage
   Corporation Structured
   Pass Through T-49 AF3 TBA
   3.410%, 09/25/32                    12,000          11,999
Federal Home Loan Mortgage
   Corporation Structured
   Pass Through T-49 AF4 TBA
   4.160%, 09/25/32                    10,000           9,999
Federal National Mortgage
   Association, Ser 2002-W2, Cl AF5
   6.000%, 06/25/32                    10,000          10,518
--------------------------------------------------------------------------------

PBHG FUNDS
PBHG IRA CAPITAL PRESERVATION FUND PBCPX

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
As of September 30, 2002 (UNAUDITED)

                                        Face           Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
HOME EQUITY LOANS-- CONTINUED
Household Home Equity Loan Trust,
   Ser 2002-1, Cl A
   2.190%, 12/22/31                   $ 9,770        $  9,761
Independent National Mortgage
   Home Equity, Ser 1997-A AF3
   6.700%, 12/25/25                        16              16
Indymac Home Equity Loan
   Asset-Backed Trust,
   Ser 2001-B, Cl AF5
   7.005%, 04/25/31                     5,000           5,229
Long Beach Mortgage Loan Trust,
   Ser 2002-1, Cl 2A4
   6.460%, 06/25/32                    10,000          10,138
Mellon Residential Funding,
   Ser 2001-HEIL, Cl A2
   5.565%, 06/25/09                     5,000           5,071
Residential Asset Securities,
   Ser 1998-KS3, Cl AI4
   6.035%, 04/25/24                       758             762
Residential Asset Securities,
   Ser 2000-KS5, Cl AI3
   7.040%, 04/25/26                     5,542           5,634
Residential Asset Securities,
   Ser 2001-KS3, Cl AI5
   6.480%, 09/25/31                     1,500           1,618
Residential Asset Securities,
   Ser 2002-KS2, Cl AI5
   6.779%, 04/25/32                     8,000           8,508
Salomon Brothers Mortgage
   Securities VII, Ser 2002-UST1, Cl A1
   6.500%, 09/25/16                     6,646           6,700
Saxon Asset Securities Trust,
   Ser 1999-3, Cl AF4
   7.550%, 10/25/26                     1,290           1,330
Saxon Asset Securities Trust,
   Ser 2000-2, Cl AF5
   8.483%, 07/25/30                     6,270           6,806
Southern Pacific Secured Asset,
   Ser 1997-3, Cl A5
   7.190%, 09/25/27                     8,349           8,698
The Money Store Equity Trust,
   Ser 1998-B, Cl AF5
   6.225%, 09/15/23                        52              52
The Money Store Home Equity Trust,
   Ser 1996-B, Cl A8
   7.910%, 05/15/24                     3,408           3,514
The Money Store Home Equity Trust,
   Ser 1996-D, Cl A8
   7.370%, 04/15/28                    17,814          18,644
The Money Store Home Equity Trust,
   Ser 1996-D, Cl A9
   7.000%, 04/15/28                     2,455           2,549
The Money Store Home Equity Trust,
   Ser 1998-A, Cl AF5
   6.370%, 12/15/23                        79              80
The Money Store Home Equity Trust,
   Ser 1998-A, Cl AF9
   6.400%, 04/15/39                    10,000          10,629
--------------------------------------------------------------------------------

                                        Face           Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
HOME EQUITY LOANS-- CONTINUED
UCFC Home Equity Loan,
   Ser 1996-A1, Cl A7
   7.125%, 08/15/21                   $ 5,641     $     5,772
                                                  -----------
                                                      216,468
--------------------------------------------------------------------------------
INFRASTRUCTURE-- 1.3%
California Infrastructure SCE-1,
   Ser 1997-1, Cl A7
   6.420%, 12/26/09                     4,025           4,515
Consumers Funding LLC,
   Ser 2001-1, Cl A1
   2.590%, 04/20/05                     6,791           6,805
                                                  -----------
                                                       11,320
--------------------------------------------------------------------------------
MANUFACTURED HOUSING -- 0.4%
Lehman ABS Manufactured
   Housing Contract,
   Ser 2001-B Cl A6
   6.467%, 08/15/28                     3,500           3,608
Vanderbilt Mortgage Finance,
   Ser 1999-C, Cl 1A2
   7.090%, 11/07/13                       297             306
                                                  -----------
                                                        3,914
--------------------------------------------------------------------------------
OTHER-- 1.9%
New York City Tax Lien,
   Private Placement 144a,
   Ser 2001-AA, Cl A
   5.590%, 09/10/14                     1,136           1,157
New York City Tax Lien,
   Private Placement 144a,
   Ser 2002-AA, Cl A
   4.230%, 10/10/15                    15,000          14,999
                                                  -----------
                                                       16,156
--------------------------------------------------------------------------------
RECREATIONAL VEHICLES-- 1.8%
Distribution Financial Services Trust,
   Ser 1999-1, Cl A4
   5.840%, 10/17/11                     9,196           9,402
Distribution Financial Services Trust,
   Ser 1999-1, Cl A6
   6.020%, 11/15/16                     2,500           2,655
Distribution Financial Services Trust,
   Ser 2001-1, Cl A5
   6.190%, 11/15/22                     3,000           3,284
                                                  -----------
                                                       15,341
                                                  -----------
TOTAL ASSET-BACKED SECURITIES (COST $429,730)         435,692
                                                  -----------
--------------------------------------------------------------------------------
PRINCIPAL ONLY CERTIFICATES (PO)-- 0.2%
Bank of America Mortgage Securities,
   Ser 2001-H, Cl A2
   0.000%, 12/25/31                       764             706
Bank of America Mortgage Securities,
   Ser 2002-A, Cl A5
   0.000%, 02/25/32                     1,223           1,065
                                                  -----------
TOTAL PRINCIPAL ONLY CERTIFICATES (PO)
   (COST $1,745)                                        1,771
                                                  -----------
--------------------------------------------------------------------------------

                                                                      PBHG FUNDS
                                        PBHG IRA CAPITAL PRESERVATION FUND PBCPX

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2002 (UNAUDITED)


                                        Face           Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
INTEREST ONLY STRIPS (IO) -- 2.7%
Fannie Mae, Ser 2002-18, Cl LI
   6.500%, 02/25/23                   $26,221     $     1,370
First Union National Bank
   Commerical Mortgage,
   Private Placement 144a,
   Ser 2001-C3, Cl X1
   0.660%, 08/15/33                   268,371           9,992
Freddie Mac, Ser 2319, Cl SD
   5.477%, 05/15/31                    15,456             399
Freddie Mac, Ser 2410, Cl MI
   6.500%, 08/15/21                    15,067             623
Freddie Mac, Ser 2444, Cl BI
   6.500%, 01/15/22                     8,742             495
GMAC Commercial Mortgage Securities,
   Private Placement 144a,
   Ser 2002-C2, Cl X1
   0.405%, 10/15/38                   259,625          10,471
                                                  -----------
TOTAL INTEREST ONLY STRIPS (IO) (COST $25,282)         23,350
                                                  -----------
--------------------------------------------------------------------------------
CORPORATE BONDS-- 16.7%
America West Airlines, Ser 1999-1
   7.930%, 01/02/19                     2,611           2,723
America West Airlines,
   Private Placement 144a
   7.100%, 04/02/21                     8,513           8,828
American Airlines, Floating Rate
   Quarterly Note
   2.420%, 09/23/07                    10,000          10,000
Continental Airlines,
   Ser 2002-1, Cl G1
   2.200%, 08/15/11                    15,000          14,967
Continental Airlines,
   Ser 2002-1, Cl G2
   6.563%, 02/15/12                    14,000          15,094
Credipia, Private Placement 144a,
   Ser 2001-1A, Cl A
   2.340%, 12/28/07                    15,000          15,000
Delta Air Lines, Ser 2002-1, Cl G-1
   6.718%, 01/02/23                    20,000          21,158
Mashantucket Western Pequot Tribe,
   Private Placement 144a
   6.570%, 09/01/13                     8,145           9,214
Northwest Airlines, Ser 2000-1, Cl G
   8.072%, 04/01/21                     7,005           7,723
Northwest Airlines, Ser 2002-1, Cl G2
   6.264%, 11/20/21                    10,000          10,233
PF Export Receivables Master Trust,
   Private Placement 144a
   6.600%, 12/01/11                     7,000           7,799
US Airways
   7.076%, 03/20/21                    11,118          11,429
US Airways, Ser 2000-3G
   7.890%, 03/01/19                    10,471          10,860
                                                  -----------
TOTAL CORPORATE BONDS (COST $140,390)                 145,028
                                                  -----------
--------------------------------------------------------------------------------

                                      Face             Market
Description                       Amount (000)       Value (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 15.2%
Barclays
   1.89%, dated 09/30/02, matures 10/01/02,
   repurchase price $83,744,798 (collateralized
   by U.S. Government Obligations:
   total market value
   $85,418,761) (A)(B)                  $83,740   $    83,740

UBS Warburg LLC
   1.89%, dated 09/30/02, matures
   10/01/02, repurchase price $47,493,551
   (collateralized by U.S. Government
   Obligations: total market value
   $48,441,946) (A)(B)                   47,491        47,491
                                                  -----------
TOTAL REPURCHASE AGREEMENTS (COST $131,231)           131,231
                                                  -----------
TOTAL INVESTMENTS-- 117.3% (COST $1,003,347)        1,017,119
                                                  -----------
--------------------------------------------------------------------------------
WRAPPER AGREEMENTS -- (1.7)%
American International Group*+                         (1,931)
Bank of America*+                                      (5,827)
CDC Financial Products*+                               (5,058)
Monumental Life*+                                      (1,878)
                                                  -----------
TOTAL WRAPPER AGREEMENTS                              (14,694)
                                                  -----------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET-- (15.6)%
Payable for Administrative Fees                          (105)
Payable for Investment Advisory Fees                     (162)
Payable for Investment Securities Purchased          (141,894)
Payable for Wrapper Fees                                 (474)
Other Assets and Liabilities, Net                       7,014
                                                  -----------
TOTAL OTHER ASSETS AND LIABILITIES, NET              (135,621)
                                                  -----------
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of PBHG Class ($0.001 par value)
   based on 86,670,286 outstanding shares of
   common stock                                       867,290
Fund Shares of Advisor Class ($0.001 par value)
   based on 10,081 outstanding shares of
   common stock                                           101
Undistributed net investment income                       127
Accumulated net realized gain on investments            2,211
Unrealized appreciation on investments                 13,772
Unrealized depreciation on wrapper agreements         (16,697)
                                                  -----------
TOTAL NET ASSETS-- 100.0%                         $   866,804
                                                  ===========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE-- PBHG CLASS                        $10.00
                                                       ======
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE-- ADVISOR CLASS                     $10.00
                                                       ======

* The Wrapper Agreements are designed to maintain the book value of a portion of the Fund's covered assets up to a specified maximum dollar amount upon the occurrence of certain specific events ("termination events"). Upon the occurrence of a termination event, the wrap provider will pay to the Fund the difference between the market value and the book value of the wrap if the market value is less than the book value. If the market value is greater than the book value of the wrap than the Fund will pay the wrap provider the difference.
** Notional Amount
+ Fair-valued security.
144a -- Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normaly to qualified institutional buyers. At September 30, 2002, these securities amounted to a value of $116,056,000 or 13.4% of net assets.
(A)-- Tri-party repurchase agreement
(B) -- A portion of the Repurchase Agreement is held in a segregated account maintained for liquidity purposes pursuant to the Wrapper Agreement as disclosed in Note 2.
Cl -- Class
CMO -- Collateralized Mortgage Obligation
FHLMC -- Federal Home Loan Mortgage Corporation
IO -- Interest Only
LLC -- Limited Liability Company
PO -- Principal Only
Ser -- Series
STRIPS -- Separate Trading of Registered Interest and Principal of Securities. TBA -- Securities traded under delayed delivery commitments settling after September 30, 2002. Income on these securities will not be earned until settle date.

The accompanying notes are an integral part of the financial statements.

PBHG FUNDS
PBHG CASH RESERVES FUND PBCXX

PBHG CASH RESERVES FUND (UNAUDITED)

                                                    AVERAGE ANNUAL TOTAL RETURN1
                                                      AS OF SEPTEMBER 30, 2002

                                             One    Annualized Annualized  Annualized
                                  6         Year      3 Year     5 Year     Inception
                               Months2     Return     Return     Return     to Date3
---------------------------------------------------------------------------------------------------------------------------
  PBHG Cash Reserves Fund         0.56%       1.31%      3.87%      4.25%       4.53%
---------------------------------------------------------------------------------------------------------------------------


              COMPARISON OF TOTAL RETURN, AS OF SEPTEMBER 30, 2002
                        FOR THE PBHG CASH RESERVES FUND,
                  VERSUS THE LIPPER MONEY MARKET FUNDS AVERAGE1

                 [BAR CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

               PBHG CASH RESERVES FUND      LIPPER MONEY MARKET FUNDS AVERAGE4
 ONE YEAR               1.31%                             1.26%

1 Performance is historical, reflects the reinvestment of all distributions and not indicative of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An investment in the PBHG Cash Reserves Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.
2 The six month return has not been annualized.
3 The PBHG Cash Reserves Fund commenced operations on April 5, 1995.
4 The Lipper Money Market Funds Average represents the average performance of
  388 mutual funds classified by Lipper, Inc. in the Money Market category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. The Average is not intended to imply the Funds past or future performance. A direct investment in the Average is not possible.

SECTOR WEIGHTINGS AT SEPTEMBER 30, 2002

[PIE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

Certificates of Deposit         16%
Commercial Paper                53%
Government Bond                 15%
Cash                            16%

% of Total Portfolio Investments

                                                                      PBHG FUNDS
                                                   PBHG CASH RESERVES FUND PBCXX

                                                        STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                            As of September 30, 2002 (UNAUDITED)

                                         Face          Market
Description                          Amount (000)    Value (000)
--------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT -- 16.4%
Abbey National Plc
   1.750%, 11/20/02                    $3,000    $      3,000
American Express Centurion
   1.760%, 10/15/02                     3,000           3,000
Barclays Bank
   1.790%, 12/31/02                     2,000           2,000
Canadian Imperial Bank NY
   2.070%, 12/23/02                     3,000           3,001
Standard Federal Bank
   1.760%, 10/15/02                     3,000           3,000
Svenska Handels
   1.770%, 10/23/02                     3,000           3,000
                                                  -----------
TOTAL CERTIFICATES OF DEPOSIT (COST $17,001)           17,001
                                                  -----------
--------------------------------------------------------------------------------
COMMERCIAL PAPER -- 53.5%
Alcoa
   1.793%, 10/02/02                     3,000           3,000
Apreco
   1.788%, 10/21/02                     2,000           1,998
Archer-Daniels
   1.759%, 03/05/03                     2,000           1,985
ChevronTexaco
   1.741%, 12/06/02                     1,000             997
Clipper Receivables
   1.818%, 10/10/02                     2,000           1,999
Coca-Cola
   1.789%, 01/21/03                     2,000           1,989
Corporate Receivable
   1.770%, 10/07/02                     2,200           2,199
Delaware Funding
   1.797%, 10/24/02                     2,000           1,998
Diageo Capital Plc
   1.826%, 10/02/02                     2,000           2,000
Edison Asset Securities
   1.790%, 11/22/02                     2,000           1,995
Eureka Securities
   1.780%, 11/22/02                     2,000           1,995
FCAR Owner Trust I
   1.800%, 11/13/02                     2,000           1,996
General Electric
   1.785%, 11/22/02                     2,000           1,995
General Electric Capital
   1.705%, 05/01/03                     2,000           1,980
Gillette
   1.708%, 02/07/03                     3,000           2,982
Glaxo Smith Kline
   1.760%, 10/18/02                     3,000           2,998
Goldman Sachs Group
   2.915%, 04/01/03                     2,000           1,971
Greyhawk Funding LLC
   1.789%, 10/29/02                     2,000           1,997
HBOS Treasury Services Plc
   1.782%, 11/27/02                     2,000           1,994
KFW International
   1.792%, 10/02/02                     2,500           2,500
--------------------------------------------------------------------------------

                                      Face             Market
Description                       Amount (000)       Value (000)
--------------------------------------------------------------------------------
COMMERCIAL PAPER -- CONTINUED
Kitty Hawk Funding
   1.787%, 10/21/02            $        2,000     $     1,998
Mass Mutual Funding
   1.776%, 10/09/02                     2,000           1,999
Park Ave Receivable
   1.807%, 10/18/02                     2,000           1,998
Preferred Receivable Funding
   1.760%, 10/02/02                     2,000           2,000
Societe Generale
   1.860%, 12/16/02                     3,000           2,988
Variable Funding
   1.750%, 10/09/02                     2,000           1,999
                                                  -----------
TOTAL COMMERCIAL PAPER (COST $55,550)                  55,550
                                                  -----------
--------------------------------------------------------------------------------
U.S. GOVERNMENT BONDS -- 15.3%
Federal Home Loan Bank
   2.010%, 10/10/03                     2,000           2,000
   2.000%, 09/08/03                     2,000           2,000
   0.000%, 12/26/02 (B)                 6,000           5,976
Federal Home Loan Bank,
   1.925%, 10/27/03                     1,000           1,000
Federal Home Loan Mortgage Corporation
   0.000%, 12/30/02 (B)                 5,000           4,978
                                                  -----------
TOTAL U.S. GOVERNMENT BONDS (COST $15,954)             15,954
                                                  -----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 15.5%
Deutsche Bank
   1.95%, dated 09/30/02, matures
   10/02/02, repurchase price
   $16,100,860 (collateralized by
   U.S. Government Obligations:
   total market value $16,422,000) (A) 16,100          16,100
                                                  -----------
TOTAL REPURCHASE AGREEMENT  (COST $16,100)             16,100
                                                  -----------
TOTAL INVESTMENTS-- 100.7% (COST $104,605)            104,605
                                                  -----------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET-- (0.7)%
Payable for Administrative Fees                           (13)
Payable for Investment Advisory Fees                      (26)
Other Assets and Liabilities, Net                        (674)
                                                  -----------
TOTAL OTHER ASSETS AND LIABILITIES, NET                  (713)
                                                  -----------
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of PBHG Class ($0.001 par value)
   based on 103,896,882 outstanding shares
   of common stock                                    103,899
Undistributed net investment income                         2
Accumulated net realized loss on investments               (9)
                                                  -----------
TOTAL NET ASSETS-- 100.0%                         $   103,892
                                                  ===========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE-- PBHG CLASS                         $1.00
                                                        =====

(A)-- Tri-party repurchase agreement
(B) -- Discount Notes
LLC -- Limited Liability Company
Plc  -- Public Limited Company


The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

                    [This page is intentionally left blank.]

                                                                                                                 PBHG FUNDS

                                                                                 STATEMENTS OF ASSETS AND LIABILITIES (000)
---------------------------------------------------------------------------------------------------------------------------
                                                                                             September 30, 2002 (UNAUDITED)

                                                          ----------------           ----------------       ----------------
                                                                                           PBHG                     PBHG
                                                                PBHG                     LARGE CAP           GLOBAL TECHNOLOGY &
                                                              LARGE CAP                    VALUE               COMMUNICATIONS
                                                               20 FUND                     FUND                     FUND
                                                          ----------------           ----------------        ----------------
ASSETS:
     Investment Securities, At Cost 1                        $   217,042              $   380,082              $     21,851
                                                             -----------              -----------              ------------
     Investment Securities, At Market Value 1                $   205,127              $   328,243              $     15,058
     Dividends and Interest Receivable                                99                      558                         6
     Foreign Tax Reclaim Receivable                                   --                       --                         8
     Receivable for Capital Shares Sold                               44                      218                         2
     Receivable for Investment Securities Sold                    21,972                   23,226                     1,234
                                                             -----------              -----------              ------------
     Total Assets                                                227,242                  352,245                    16,308
                                                             -----------              -----------              ------------
LIABILITIES:
     Payable for Administrative Fees                                  28                       44                         2
     Payable for Investment Advisory Fees                            157                      190                         9
     Payable for Investment Securities Purchased                  10,594                   34,356                         3
     Payable for Capital Shares Redeemed                             238                      980                        30
     Accrued Expenses                                                 47                       57                        14
                                                             -----------              -----------              ------------
     Total Liabilities                                            11,064                   35,627                        58
                                                             -----------              -----------              ------------
NET ASSETS:
     Fund Shares of PBHG Class                                   601,333                  493,423                   107,486
     Fund Shares of Advisor Class                                    102                      161                       --
     Undistributed net investment income/Accumulated
       net investment loss                                          (919)                   2,286                      (246)
     Accumulated net realized loss on investments               (372,423)                (127,413)                  (84,197)
     Net unrealized depreciation on investments                  (11,915)                 (51,839)                   (6,793)
                                                             -----------              -----------              ------------
     NET ASSETS                                              $   216,178              $   316,618              $     16,250
                                                             ===========              ===========              ============
     Outstanding shares of beneficial
       interest-- PBHG Class 2                                19,276,855               33,534,467                 8,725,495

     Outstanding shares of beneficial
       interest-- Advisor Class 2                                  4,103                   10,651                      N/A

     NET ASSET VALUE, OFFERING AND REDEMPTION
       PRICE PER SHARE-- PBHG CLASS                               $11.21                    $9.44                     $1.86
                                                                  ======                    =====                     =====
     NET ASSET VALUE, OFFERING AND REDEMPTION
       PRICE PER SHARE-- ADVISOR CLASS                            $11.17                    $9.40                       N/A
                                                                  ======                    =====                     =====

1. Includes repurchase agreements amounting to (000's) $9,166 for the PBHG Large Cap 20 Fund, $24,133 for the
   PBHG Large Cap Value Fund, and $1,337 for the PBHG Global Technology & Communications Fund.
2. Par Value of $0.001. Shares have not been rounded.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

STATEMENTS OF OPERATIONS (000) (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------


                                                      ----------------    ----------------     ----------------     ----------------
                                                                                PBHG                                     PBHG
                                                             PBHG             EMERGING                PBHG               LARGE
                                                          CORE GROWTH          GROWTH                GROWTH             CAP 20
                                                             FUND               FUND                  FUND               FUND
                                                      ----------------    ----------------     ----------------     ----------------
                                                            4/1/02             4/1/02                4/1/02             4/1/02
                                                              to                 to                    to                 to
                                                            9/30/02            9/30/02               9/30/02            9/30/02
                                                      ----------------    ----------------     ----------------     ----------------
INVESTMENT INCOME:
     Dividends                                            $     39           $      20             $   1,079           $    702
     Interest                                                   19                 157                 1,015                291
     Less: Foreign Taxes Withheld                               --                  --                    --                 --
                                                          --------           ---------             ---------           --------
       Total Investment Income                                  58                 177                 2,094                993
                                                          --------           ---------             ---------           --------
EXPENSES:
     Investment Advisory Fees                                  188               1,211                 6,941              1,150
     Administrative Fees                                        33                 214                 1,225                203
     Transfer Agent Fees                                       108                 621                 2,618                502
     Printing Fees                                               7                  44                   248                 41
     Professional Fees                                           3                  22                   126                 21
     Line of Credit Fees                                         2                  11                    56                  9
     Distribution Fees 1                                        --                  --                    54                 --
     Registration and Filing Fees                                8                  21                    33                 17
     Custodian Fees                                              5                   8                    32                  6
     Directors' Fees                                             1                   4                    23                  4
     Miscellaneous Fees                                          1                   7                    41                  7
                                                          --------           ---------             ---------           --------
         TOTAL EXPENSES                                        356               2,163                11,397              1,960
                                                          --------           ---------             ---------           --------
     Waiver of Investment Advisory Fees                        (22)                 --                    --                 --
     Expense Reduction 2                                        (2)                 (5)                  (19)                (6)
     Directed Brokerage 3                                       (6)                 (5)                 (212)               (42)
                                                          --------           ---------             ---------           --------
         Net Expenses                                          326               2,153                11,166              1,912
                                                          --------           ---------             ---------           --------
     NET INVESTMENT INCOME (LOSS)                             (268)             (1,976)               (9,072)              (919)
                                                          --------           ---------             ---------           --------
     Net Realized Gain (Loss) from Security Transactions    (7,283)            (96,232)             (209,287)           (54,809)
     Net Change in Unrealized Depreciation on Investments   (5,438)            (85,996)             (245,860)           (25,327)
                                                          --------           ---------             ---------           --------
     NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS       (12,721)           (182,228)             (455,147)           (80,136)
                                                          --------           ---------             ---------           --------
     DECREASE IN NET ASSETS RESULTING FROM OPERATIONS     ($12,989)          ($184,204)            ($464,219)          ($81,055)
                                                          ========           =========             =========           ========

1. All distribution fees are incurred in the Advisor Class.  Currently, the PBHG Growth, PBHG Large Cap 20, PBHG Large
   Cap Growth, and PBHG Large Cap Value Funds offer Advisor Class Shares.  Distribution Fees incurred for the six months ended September 30, 2002, were as follows: $53,703, $67, $219, and $216, respectively.
2. All expense reductions are for transfer agent expenses.
3. See Note 2 in the Notes to Financial Statements.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.


                                                      ----------------    ----------------   ----------------    ----------------
                                                             PBHG                                   PBHG                PBHG
                                                           LARGE CAP            PBHG                 NEW               SELECT
                                                            GROWTH             LIMITED          OPPORTUNITIES          EQUITY
                                                             FUND               FUND                FUND                FUND
                                                      ----------------    ----------------   ----------------    ----------------
                                                            4/1/02             4/1/02              4/1/02              4/1/02
                                                              to                 to                  to                  to
                                                            9/30/02            9/30/02             9/30/02             9/30/02
                                                      ----------------    ----------------   ----------------    ----------------

INVESTMENT INCOME:
     Dividends                                            $    587            $      4           $      1           $     278
     Interest                                                  140                  54                 73                 434
     Less: Foreign Taxes Withheld                               --                  --                 --                  --
                                                          --------            --------           --------           ---------
       Total Investment Income                                 727                  58                 74                 712
                                                          --------            --------           --------           ---------
EXPENSES:
     Investment Advisory Fees                                  817                 269                189               1,354
     Administrative Fees                                       164                  41                 28                 239
     Transfer Agent Fees                                       352                  64                 43                 687
     Printing Fees                                              33                   8                  6                  49
     Professional Fees                                          17                   4                  3                  25
     Line of Credit Fees                                         7                   2                  1                  11
     Distribution Fees 1                                        --                  --                 --                  --
     Registration and Filing Fees                               16                   8                  8                  12
     Custodian Fees                                              6                   5                  4                   8
     Directors' Fees                                             3                   1                  1                   4
     Miscellaneous Fees                                          5                   2                  1                   8
                                                          --------            --------           --------           ---------
         TOTAL EXPENSES                                      1,420                 404                284               2,397
                                                          --------            --------           --------           ---------
     Waiver of Investment Advisory Fees                         --                  --                 --                  --
     Expense Reduction 2                                        (3)                 (1)                (1)                 (9)
     Directed Brokerage 3                                      (21)                 (1)                (1)                (99)
                                                          --------            --------           --------           ---------
         Net Expenses                                        1,396                 402                282               2,289
                                                          --------            --------           --------           ---------
     NET INVESTMENT INCOME (LOSS)                             (669)               (344)              (208)             (1,577)
                                                          --------            --------           --------           ---------
     Net Realized Gain (Loss) from Security Transactions   (37,060)            (14,417)            (7,699)            (85,312)
     Net Change in Unrealized Depreciation on Investments  (22,798)            (17,054)            (6,304)            (34,108)
                                                          --------            --------           --------           ---------
     NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS       (59,858)            (31,471)           (14,003)           (119,420)
                                                          --------            --------           --------           ---------
     DECREASE IN NET ASSETS RESULTING FROM OPERATIONS     ($60,527)           ($31,815)          ($14,211)          ($120,997)
                                                          ========            ========           ========           =========



                                                      ----------------   ----------------  ----------------
                                                                                PBHG              PBHG
                                                            PBHG               FOCUSED          LARGE CAP
                                                        CLIPPER FOCUS           VALUE             VALUE
                                                            FUND                FUND              FUND
                                                      ----------------   ----------------  ----------------
                                                           4/1/02              4/1/02            4/1/02
                                                             to                  to                to
                                                           9/30/02             9/30/02           9/30/02
                                                      ----------------   ----------------  ----------------

INVESTMENT INCOME:
     Dividends                                           $   7,045            $   129          $   4,020
     Interest                                                  251                 14                102
     Less: Foreign Taxes Withheld                               --                 --                (35)
                                                         ---------            -------          ---------
       Total Investment Income                               7,296                143              4,087
                                                         ---------            -------          ---------
EXPENSES:
     Investment Advisory Fees                                3,273                136              1,366
     Administrative Fees                                       491                 24                315
     Transfer Agent Fees                                       903                 54                642
     Printing Fees                                             107                  5                 64
     Professional Fees                                          66                  3                 32
     Line of Credit Fees                                        21                  1                 14
     Distribution Fees 1                                        --                 --                 --
     Registration and Filing Fees                               38                  9                 30
     Custodian Fees                                             11                  3                 11
     Directors' Fees                                             9              --                     6
     Miscellaneous Fees                                         10                  1                 11
                                                         ---------            -------          ---------
         TOTAL EXPENSES                                      4,929                236              2,491
                                                         ---------            -------          ---------
     Waiver of Investment Advisory Fees                       (338)                --                 --
     Expense Reduction 2                                        (1)                (1)                (2)
     Directed Brokerage 3                                      (99)                (5)              (392)
                                                         ---------            -------          ---------
         Net Expenses                                        4,491                230              2,097
                                                         ---------            -------          ---------
     NET INVESTMENT INCOME (LOSS)                            2,805                (87)             1,990
                                                         ---------            -------          ---------
     Net Realized Gain (Loss) from Security Transactions     9,793             (4,123)           (74,156)
     Net Change in Unrealized Depreciation on Investments (192,857)            (5,561)           (67,300)
                                                         ---------            -------          ---------
     NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS      (183,064)            (9,684)          (141,456)
                                                         ---------            -------          ---------
     DECREASE IN NET ASSETS RESULTING FROM OPERATIONS    ($180,259)           ($9,771)         ($139,466)
                                                         =========            =======          =========


PBHG FUNDS
STATEMENTS OF OPERATIONS (000)(UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------

                                                ----------------      ----------------      ----------------     ------------------

                                                      PBHG                  PBHG
                                                     MID-CAP              SMALL CAP               PBHG                  PBHG
                                                      VALUE                 VALUE            SPECIAL EQUITY      DISCIPLINED EQUITY
                                                      FUND                  FUND                  FUND                  FUND
                                                ----------------      ----------------      ----------------     ------------------
                                                     4/1/02                4/1/02                4/1/02                4/1/02
                                                       to                    to                    to                    to
                                                     9/30/02               9/30/02               9/30/02               9/30/02
                                                ----------------      ----------------      ----------------     ------------------
INVESTMENT INCOME
     Dividends                                  $      1,804            $      488           $      239            $      703
     Interest                                            144                    55                   12                    10
     Crediting Rate Interest                              --                    --                   --                    --
     Less: Foreign Taxes Withheld                         (3)                   --                   --                    --
                                                ------------            ----------           ----------            ----------
       Total Investment Income                         1,945                   543                  251                   713
                                                ------------            ----------           ----------            ----------
EXPENSES:
     Investment Advisory Fees                          1,672                 1,048                  126                   273
     Administrative Fees                                 295                   157                   19                    58
     Transfer Agent Fees                                 584                   339                   31                    89
     Printing Fees                                        60                    30                    3                    12
     Professional Fees                                    30                    16                    3                     6
     Line of Credit Fees                                  13                     8                    1                     2
     Distribution Fees 1                                  --                    --                   --                    --
     Registration and Filing Fees                         43                    15                    9                    12
     Custodian Fees                                       10                    11                    2                     9
     Directors' Fees                                       5                     3                   --                     1
     Wrapper Fees                                         --                    --                   --                    --
     Miscellaneous Fees                                   10                     6                    1                     4
                                                ------------            ----------           ----------            ----------
         TOTAL EXPENSES                                2,722                 1,633                  195                   466
                                                ------------            ----------           ----------            ----------
     Waiver of Investment Advisory Fees                   --                   (60)                 (37)                  (78)
     Expense Reduction 2                                  (3)                   (2)                 --                    --
     Directed Brokerage 3                               (131)                  (18)                 --                    --
                                                ------------            ----------           ----------            ----------
         Net Expenses                                  2,588                 1,553                  158                   388
                                                ------------            ----------           ----------            ----------
     NET INVESTMENT INCOME (LOSS)                       (643)               (1,010)                  93                   325
                                                ------------            ----------           ----------            ----------
     Net Realized Gain (Loss) from Security
       Transactions                                  (12,076)              (34,497)                 753               (12,924)
     Net Realized Loss on Futures                         --                    --                  --                 (1,136)
     Net Change in Unrealized Appreciation
       (Depreciation) on Investments                 (96,368)              (48,584)              (8,316)              (14,191)
     Net Change in Unrealized Depreciation on
       Futures                                            --                    --                   --                  (100)
     Net Change in Unrealized Depreciation
       on Wrapper Agreements                              --                    --                   --                    --
                                                ------------            ----------           ----------            ----------
     NET REALIZED AND UNREALIZED LOSS ON
       INVESTMENTS AND FOREIGN CURRENCY
       TRANSACTIONS                                 (108,444)              (83,081)              (7,563)              (28,351)
                                                ------------            ----------           ----------            ----------
     INCREASE (DECREASE) IN NET ASSETS
       RESULTING FROM OPERATIONS                   ($109,087)             ($84,091)             ($7,470)             ($28,026)
                                                ============            ==========           ==========            ==========

1. All distribution fees are incurred in the Advisor Class. Currently, the PBHG Mid-Cap Value, PBHG Small Cap Value,
   PBHG REIT, PBHG Strategic Small Company, PBHG Technology & Communications, and PBHG IRA Capital Preservation Funds offer
   Advisor Class Shares. Distribution Fees incurred for the six months ended September 30, 2002, were as follows: $347,
   $363, $23,269, $20, $9,807, and $42, respectively.
2. All expense reductions are for transfer agent expenses.
3. See Note 2 in the Notes to Financial Statements.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.


                                                ----------------      ----------------      ----------------       -----------------
                                                      PBHG                                        PBHG
                                                     GLOBAL                                     STRATEGIC                 PBHG
                                                  TECHNOLOGY &                                    SMALL               TECHNOLOGY &
                                                 COMMUNICATIONS             PBHG                 COMPANY             COMMUNICATIONS
                                                      FUND                REIT FUND               FUND                    FUND
                                                ----------------      ----------------      ----------------       -----------------
                                                     4/1/02                4/1/02                4/1/02                  4/1/02
                                                       to                    to                    to                      to
                                                     9/30/02               9/30/02               9/30/02                 9/30/02
                                                ----------------      ----------------      ----------------       -----------------
INVESTMENT INCOME
     Dividends                                    $       28           $    2,420            $       90             $         90
     Interest                                              8                   21                    38                      170
     Crediting Rate Interest                              --                   --                    --                       --
     Less: Foreign Taxes Withheld                         (9)                  --                    --                      (12)
                                                 -----------           ----------            ----------             ------------
       Total Investment Income                            27                2,441                   128                      248
                                                 -----------           ----------            ----------             ------------
EXPENSES:
     Investment Advisory Fees                            183                  428                   374                    1,638
     Administrative Fees                                  18                   76                    56                      289
     Transfer Agent Fees                                 109                   91                    96                    1,036
     Printing Fees                                         5                   21                    11                       75
     Professional Fees                                     2                    7                     6                       30
     Line of Credit Fees                                   1                    3                     2                       14
     Distribution Fees 1                                  --                   23                    --                       10
     Registration and Filing Fees                          9                   13                     9                       22
     Custodian Fees                                       11                    8                    15                        9
     Directors' Fees                                      --                    1                     1                        6
     Wrapper Fees                                         --                   --                    --                       --
     Miscellaneous Fees                                    4                    2                     3                       11
                                                 -----------           ----------            ----------             ------------
         TOTAL EXPENSES                                  342                  673                   573                    3,140
                                                 -----------           ----------            ----------             ------------
     Waiver of Investment Advisory Fees                  (78)                 (51)                  (11)                      --
     Expense Reduction 2                                  (2)                  --                    (1)                     (15)
     Directed Brokerage 3                                 (5)                  (5)                   (3)                    (105)
                                                 -----------           ----------            ----------             ------------
         Net Expenses                                    257                  617                   558                    3,020
                                                 -----------           ----------            ----------             ------------
     NET INVESTMENT INCOME (LOSS)                       (230)               1,824                  (430)                  (2,772)
                                                 -----------           ----------            ----------             ------------
     Net Realized Gain (Loss) from Security
       Transactions                                  (12,252)               4,982               (13,017)                (303,435)
     Net Realized Loss on Futures                         --                  --                     --                       --
     Net Change in Unrealized Appreciation
       (Depreciation) on Investments                  (5,096)             (16,821)              (17,422)                  (2,760)
     Net Change in Unrealized Depreciation on
       Futures                                            --                   --                    --                       --
     Net Change in Unrealized Depreciation
       on Wrapper Agreements                              --                   --                    --                       --
                                                 -----------           ----------            ----------             ------------
     NET REALIZED AND UNREALIZED LOSS ON
       INVESTMENTS AND FOREIGN CURRENCY
       TRANSACTIONS                                  (17,348)             (11,839)              (30,439)                (306,195)
                                                 -----------           ----------            ----------             ------------
     INCREASE (DECREASE) IN NET ASSETS
       RESULTING FROM OPERATIONS                    ($17,578)            ($10,015)             ($30,869)               ($308,967)
                                                 ===========           ==========            ==========             ============



                                                ------------------     ----------------
                                                                             PBHG
                                                       PBHG                  CASH
                                                    IRA CAPITAL            RESERVES
                                                 PRESERVATION FUND           FUND
                                                ------------------     ----------------
                                                      4/1/02                4/1/02
                                                        to                    to
                                                      9/30/02               9/30/02
                                                ------------------     ----------------
INVESTMENT INCOME
     Dividends                                            --                    --
     Interest                                      $  19,875              $    956
     Crediting Rate Interest                             881                    --
     Less: Foreign Taxes Withheld                        --                     --
                                                   ---------              --------
       Total Investment Income                        20,756                   956
                                                   ---------              --------
EXPENSES:
     Investment Advisory Fees                          2,301                   158
     Administrative Fees                                 575                    79
     Transfer Agent Fees                               1,140                   120
     Printing Fees                                       133                    16
     Professional Fees                                    58                     8
     Line of Credit Fees                                  24                    --
     Distribution Fees 1                                  --                    --
     Registration and Filing Fees                         44                     9
     Custodian Fees                                       15                     5
     Directors' Fees                                      10                     1
     Wrapper Fees                                        836                    --
     Miscellaneous Fees                                   20                   (24)
                                                   ---------              --------
         TOTAL EXPENSES                                5,156                   372
                                                   ---------              --------
     Waiver of Investment Advisory Fees               (1,322)                   --
     Expense Reduction 2                                  --                    (2)
     Directed Brokerage 3                                 --                    --
                                                   ---------              --------
         Net Expenses                                  3,834                   370
                                                   ---------              --------
     NET INVESTMENT INCOME (LOSS)                     16,922                   586
                                                   ---------              --------
     Net Realized Gain (Loss) from Security
       Transactions                                    2,234                    --
     Net Realized Loss on Futures                         --                    --
     Net Change in Unrealized Appreciation
       (Depreciation) on Investments                  16,243                    --
     Net Change in Unrealized Depreciation on
       Futures                                            --                    --
     Net Change in Unrealized Depreciation
       on Wrapper Agreements                         (18,477)                   --
                                                   ---------              --------
     NET REALIZED AND UNREALIZED LOSS ON
       INVESTMENTS AND FOREIGN CURRENCY
       TRANSACTIONS                                       --                    --
                                                   ---------              --------
     INCREASE (DECREASE) IN NET ASSETS
       RESULTING FROM OPERATIONS                   $  16,922              $    586
                                                   =========              ========

PBHG FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (000)

------------------------------------------------------------------------------------------------------------------------------------

                                       ---------------------------    -------------------------   -----------------------------
                                                  PBHG                          PBHG                           PBHG
                                               CORE GROWTH                 EMERGING GROWTH                    GROWTH
                                                  FUND                          FUND                           FUND
                                       ---------------------------    -------------------------   -----------------------------
                                         4/1/02                         4/1/02                         4/1/02
                                           to            4/1/01           to           4/1/01            to           4/1/01
                                         9/30/02           to           9/30/02          to            9/30/02          to
                                       (Unaudited)       3/31/02      (Unaudited)      3/31/02       (Unaudited)      3/31/02
                                       -----------     ----------     -----------   -----------   --------------   ------------
INVESTMENT ACTIVITIES:
   Net Investment Loss                 $    (268)      $    (747)      $  (1,976)   $    (5,529)  $    (9,072)     $   (24,768)
   Net Realized Loss from
     Security Transactions                (7,283)        (28,193)        (96,232)      (178,897)     (209,287)        (633,241)
   Net Change in Unrealized
     Appreciation (Depreciation)
     on Investments                       (5,438)         26,138         (85,996)       151,287      (245,860)         502,772
                                       ---------       ---------       ---------    -----------   -----------      -----------
   Net Increase (Decrease) in
     Net Assets Resulting from
     Operations                          (12,989)         (2,802)       (184,204)       (33,139)     (464,219)        (155,237)
                                       ---------       ---------       ---------    -----------   -----------      -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Realized Gains from
     Security Transactions                    --              --              --             --            --               --
                                       ---------       ---------       ---------    -----------   -----------      -----------
   Total Distributions                        --              --              --             --            --               --
                                       ---------       ---------       ---------    -----------   -----------      -----------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                           5,014         105,308          97,652      2,503,165        99,952       16,862,245
   Shares Issued upon Reinvestment
     of Distributions                         --              --              --             --            --               --
   Shares Redeemed                        (8,979)       (112,351)       (126,884)    (2,600,159)     (294,250)     (17,674,625)
                                       ---------       ---------       ---------    -----------   -----------      -----------
   Total PBHG Class Transactions          (3,965)         (7,043)        (29,232)       (96,994)     (194,298)        (812,380)
                                       ---------       ---------       ---------    -----------   -----------      -----------
   Advisor Class
   Shares Issued                              --              --              --             --         2,402           28,200
   Shares Redeemed                            --              --              --             --        (4,363)         (37,407)
                                       ---------       ---------       ---------    -----------   -----------      -----------
   Total Advisor Class Transactions           --              --              --             --        (1,961)          (9,207)
                                       ---------       ---------       ---------    -----------   -----------      -----------
   Decrease in Net Assets Derived
     from Capital Share Transactions      (3,965)         (7,043)        (29,232)       (96,994)     (196,259)        (821,587)
                                       ---------       ---------       ---------    -----------   -----------      -----------
   Total Decrease in Net Assets          (16,954)         (9,845)       (213,436)      (130,133)     (660,478)        (976,824)
                                       ---------       ---------       ---------    -----------   -----------      -----------
NET ASSETS:
   Beginning of Period                    53,514          63,359         408,161        538,294     1,975,681        2,952,505
                                       ---------       ---------       ---------    -----------   -----------      -----------
   End of Period                       $  36,560       $  53,514       $ 194,725    $   408,161   $ 1,315,203      $ 1,975,681
                                       =========       =========       =========    ===========   ===========      ===========
SHARES ISSUED AND REDEEMED:
   PBHG Class
   Shares Issued                             559           9,143           9,490        144,194         6,029          760,668
   Shares Issued upon Reinvestment
     of Distributions                         --              --              --             --            --               --
   Shares Redeemed                        (1,006)         (9,791)        (12,240)      (149,231)      (17,840)        (791,641)
                                       ---------       ---------       ---------    -----------   -----------      -----------
   Total PBHG Class Share Transactions      (447)           (648)         (2,750)        (5,037)      (11,811)         (30,973)
                                       ---------       ---------       ---------    -----------   -----------      -----------
   Advisor Class
   Shares Issued                              --              --              --             --           150            1,258
   Shares Redeemed                            --              --              --             --          (264)          (1,802)
                                       ---------       ---------       ---------    -----------   -----------      -----------
   Total Advisor Class Share
     Transactions                             --              --              --             --          (114)            (544)
                                       ---------       ---------       ---------    -----------   -----------      -----------
   Net Decrease in Shares Outstanding       (447)           (648)         (2,750)        (5,037)      (11,925)         (31,517)
                                       =========       =========       =========    ===========   ===========      ===========

Amounts designated as "--" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

84


                                       ---------------------------     ----------------------------     ------------------------
                                                   PBHG                            PBHG                           PBHG
                                               LARGE CAP 20                  LARGE CAP GROWTH                    LIMITED
                                                   FUND                            FUND                           FUND
                                       ---------------------------     ------------     ----------      -----------     --------
                                           4/1/02                         4/1/02                          4/1/02
                                             to           4/1/01            to            4/1/01            to           4/1/01
                                           9/30/02          to            9/30/02           to            9/30/02          to
                                         (Unaudited)      3/31/02       (Unaudited)       3/31/02       (Unaudited)      3/31/02
                                       --------------  -----------     ------------     ----------      -----------     --------
INVESTMENT ACTIVITIES:
   Net Investment Loss                 $      (919)    $   (2,816)     $     (669)      $  (1,929)      $   (344)       $   (826)
   Net Realized Loss from
     Security Transactions                 (54,809)      (168,552)        (37,060)        (74,233)       (14,417)         (7,211)
   Net Change in Unrealized
     Appreciation (Depreciation)
     on Investments                        (25,327)       103,904         (22,798)         29,478        (17,054)          8,780
                                       -----------     ----------      ----------       ---------       --------        --------
   Net Increase (Decrease) in
     Net Assets Resulting from
     Operations                            (81,055)       (67,464)        (60,527)        (46,684)       (31,815)            743
                                       -----------     ----------      ----------       ---------       --------        --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Realized Gains from
     Security Transactions                      --             --              --              --             --          (1,125)
                                       -----------     ----------      ----------       ---------       --------        --------
   Total Distributions                          --             --              --              --             --          (1,125)
                                       -----------     ----------      ----------       ---------       --------        --------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                             5,501        185,342          23,609       1,023,132            247           6,350
   Shares Issued upon Reinvestment
     of Distributions                           --             --              --              --             --              1,083
   Shares Redeemed                         (41,445)      (286,695)        (42,397)     (1,045,855)        (3,373)        (10,480)
                                       -----------     ----------      ----------       ---------       --------        --------
   Total PBHG Class Transactions           (35,944)      (101,353)        (18,788)        (22,723)        (3,126)         (3,047)
                                       -----------     ----------      ----------       ---------       --------        --------
   Advisor Class
   Shares Issued                                 2             --              72              92             --              --
   Shares Redeemed                              --             --             (68)             --             --              --
                                       -----------     ----------      ----------       ---------       --------        --------
   Total Advisor Class Transactions              2             --               4              92             --              --
                                       -----------     ----------      ----------       ---------       --------        --------
   Decrease in Net Assets Derived
     from Capital Share Transactions       (35,942)      (101,353)        (18,784)        (22,631)        (3,126)         (3,047)
                                       -----------     ----------      ----------       ---------       --------        --------
   Total Decrease in Net Assets           (116,997)      (168,817)        (79,311)        (69,315)       (34,941)         (3,429)
                                       -----------     ----------      ----------       ---------       --------        --------
NET ASSETS:
   Beginning of Period                     333,175        501,992         258,453         327,768         74,076          77,505
                                       -----------     ----------      ----------       ---------       --------        --------
   End of Period                       $   216,178     $  333,175      $  179,142       $ 258,453       $ 39,135        $ 74,076
                                       ===========     ==========      ==========       =========       ========        ========
SHARES ISSUED AND REDEEMED:
   PBHG Class
   Shares Issued                               420         10,349           1,374          48,686             35             610
   Shares Issued upon Reinvestment
     of Distributions                           --             --              --              --             --             107
   Shares Redeemed                          (3,133)       (16,541)         (2,504)        (49,868)          (488)         (1,062)
                                       -----------     ----------      ----------       ---------       --------        --------
   Total PBHG Class Share Transactions      (2,713)        (6,192)         (1,130)         (1,182)          (453)           (345)
                                       -----------     ----------      ----------       ---------       --------        --------
   Advisor Class
   Shares Issued                                --             --               4               5             --              --
   Shares Redeemed                              --             --              (5)             --             --              --
                                       -----------     ----------      ----------       ---------       --------        --------
   Total Advisor Class Share
     Transactions                               --             --              (1)              5             --              --
                                       -----------     ----------      ----------       ---------       --------        --------
   Net Decrease in Shares Outstanding       (2,713)        (6,192)         (1,131)         (1,177)          (453)           (345)
                                       ===========     ==========      ==========       =========       ========        ========

                                       -------------------------
                                                  PBHG
                                            NEW OPPORTUNITIES
                                                  FUND
                                       ----------      ---------
                                         4/1/02
                                           to            4/1/01
                                         9/30/02           to
                                       (Unaudited)       3/31/02
                                       ----------      ---------
INVESTMENT ACTIVITIES:
   Net Investment Loss                 $    (208)      $    (624)
   Net Realized Loss from
     Security Transactions                (7,699)        (17,920)
   Net Change in Unrealized
     Appreciation (Depreciation)
     on Investments                       (6,304)         14,804
                                       ---------       ---------
   Net Increase (Decrease) in
     Net Assets Resulting from
     Operations                          (14,211)         (3,740)
                                       ---------       ---------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Realized Gains from
     Security Transactions                    --              --
                                       ---------       ---------
   Total Distributions                        --              --
                                       ---------       ---------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                           2,362           9,132
   Shares Issued upon Reinvestment
     of Distributions                         --              --
   Shares Redeemed                        (6,329)        (22,936)
                                       ---------       ---------
   Total PBHG Class Transactions          (3,967)        (13,804)
                                       ---------       ---------
   Advisor Class
   Shares Issued                              --              --
   Shares Redeemed                            --              --
                                       ---------       ---------
   Total Advisor Class Transactions           --              --
                                       ---------       ---------
   Decrease in Net Assets Derived
     from Capital Share Transactions      (3,967)        (13,804)
                                       ---------       ---------
   Total Decrease in Net Assets          (18,178)        (17,544)
                                       ---------       ---------
NET ASSETS:
   Beginning of Period                    47,813          65,357
                                       ---------       ---------
   End of Period                       $  29,635       $  47,813
                                       =========       =========
SHARES ISSUED AND REDEEMED:
   PBHG Class
   Shares Issued                             114             333
   Shares Issued upon Reinvestment
     of Distributions                         --              --
   Shares Redeemed                          (289)           (856)
                                       ---------       ---------
   Total PBHG Class Share Transactions      (175)           (523)
                                       ---------       ---------
   Advisor Class
   Shares Issued                              --              --
   Shares Redeemed                            --              --
                                       ---------       ---------
   Total Advisor Class Share
     Transactions                             --              --
                                       ---------       ---------
   Net Decrease in Shares Outstanding       (175)           (523)
                                       =========       =========

PBHG FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (000)-- Continued
------------------------------------------------------------------------------------------------------------------------------------

                                                    -------------------------          ----------------------------------------
                                                               PBHG                                      PBHG
                                                           SELECT EQUITY                             CLIPPER FOCUS
                                                               FUND                                      FUND1
                                                    -------------------------          ---------------------------------------
                                                      4/1/02                             4/1/02
                                                        to            4/1/01               to          5/1/01        5/1/00
                                                      9/30/02           to               9/30/02         to            to
                                                    (Unaudited)       3/31/02          (Unaudited)     3/31/02       4/30/01
                                                    ---------       ---------          -----------   ----------     ---------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                     $  (1,577)      $ (5,253)          $   2,805     $    3,642     $   2,308
   Net Realized Gain (Loss) from Security
     Transactions                                     (85,312)      (342,434)              9,793         22,409        28,312
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments                    (34,108)        270,414           (192,857)        31,823        26,603
                                                    ---------       ---------          ---------     ----------     ---------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                       (120,997)        (77,273)          (180,259)        57,874        57,223
                                                    ---------       ---------          ---------     ----------     ---------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income                                   --              --                 --         (2,442)       (2,434)
   Net Realized Gains from Security
     Transactions                                          --              --                 --        (37,316)       (6,491)
                                                    ---------       ---------          ---------     ----------     ---------
   Total Distributions                                     --              --                 --        (39,758)       (8,925)
                                                    ---------       ---------          ---------     ----------     ---------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                                       10,853       1,790,443            472,083        506,039       401,377
   Shares Issued upon Reinvestment of  Distributions    --                 --                 --         39,220         8,341
   Shares Redeemed                                    (58,770)     (1,962,587)          (332,595)      (213,709)     (270,173)
                                                    ---------       ---------          ---------     ----------     ---------
   Total PBHG Class Transactions                      (47,917)       (172,144)           139,488        331,550       139,545
                                                    ---------       ---------          ---------     ----------     ---------
   Advisor Class
   Shares Issued                                           --              --                 --             --            --
   Shares Redeemed                                         --              --                 --             --            --
                                                    ---------       ---------          ---------     ----------     ---------
   Total Advisor Class Transactions                        --              --                 --             --            --
                                                    ---------       ---------          ---------     ----------     ---------
   Increase (Decrease) in Net Assets Derived from
     Capital Share Transactions                       (47,917)       (172,144)           139,488        331,550       139,545
                                                    ---------       ---------          ---------     ----------     ---------
   Total Increase (Decrease) in Net Assets           (168,914)       (249,417)           (40,771)       349,666       187,843
                                                    ---------       ---------          ---------     ----------     ---------
NET ASSETS:
   Beginning of Period                                413,134         662,551            621,735        272,069        84,226
                                                    ---------       ---------          ---------     ----------     ---------
   End of Period                                    $ 244,220       $ 413,134          $ 580,964     $  621,735     $ 272,069
                                                    =========       =========          =========     ==========     =========
SHARES ISSUED AND REDEEMED:
   PBHG Class
   Shares Issued                                          551          69,120             31,175         31,778        27,255
   Shares Issued upon Reinvestment of  Distributions       --              --                 --          2,660           573
   Shares Redeemed                                     (3,061)        (75,883)           (22,576)       (13,627)      (18,486)
                                                    ---------       ---------          ---------     ----------     ---------
   Total PBHG Class Share Transactions                 (2,510)         (6,763)             8,599         20,811         9,342
                                                    ---------       ---------          ---------     ----------     ---------
   Advisor Class
   Shares Issued                                           --              --                 --             --            --
   Shares Redeemed                                         --              --                 --             --            --
                                                    ---------       ---------          ---------     ----------     ---------
   Total Advisor Class Share Transactions                  --              --                 --             --            --
                                                    ---------       ---------          ---------     ----------     ---------
   Net Increase (Decrease) in Shares Outstanding       (2,510)         (6,763)             8,599         20,811         9,342
                                                    =========       =========          =========     ==========     =========

1. On December 14, 2001, the PBHG Clipper Focus Fund acquired the assets of the Clipper Focus Portfolio.
   The operations of the PBHG Clipper Focus Fund prior to the acquisition were those of the predecessor fund, the Clipper Focus Portfolio. The Clipper Focus Portfolio was a series of the UAM Funds Trust.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.


                                                    ------------------------         -----------------------
                                                               PBHG                           PBHG
                                                           FOCUSED VALUE                 LARGE CAP VALUE
                                                               FUND                           FUND
                                                    ------------------------         -----------------------
                                                       4/1/02                          4/1/02
                                                         to          4/1/01              to          4/1/01
                                                       9/30/02         to              9/30/02         to
                                                     (Unaudited)     3/31/02         (Unaudited)     3/31/02
                                                    ------------   ---------         -----------   ---------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                     $     (87)     $    (141)        $   1,990     $   1,294
   Net Realized Gain (Loss) from Security
     Transactions                                      (4,123)        (3,129)          (74,156)      (43,701)
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments                     (5,561)          (746)          (67,300)       12,994
                                                    ---------      ---------         ---------     ---------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                         (9,771)        (4,016)         (139,466)      (29,413)
                                                    ---------      ---------         ---------     ---------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income                                   --           (166)               --          (998)
   Net Realized Gains from Security
     Transactions                                          --           (225)               --            --
                                                    ---------      ---------         ---------     ---------
   Total Distributions                                     --           (391)               --          (998)
                                                    ---------      ---------         ---------     ---------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                                        9,303         45,511            91,261       592,134
   Shares Issued upon Reinvestment of  Distributions    --               365             --              886
   Shares Redeemed                                     (8,600)       (65,518)         (159,566)     (463,795)
                                                    ---------      ---------         ---------     ---------
   Total PBHG Class Transactions                          703        (19,642)          (68,305)      129,225
                                                    ---------      ---------         ---------     ---------
   Advisor Class
   Shares Issued                                           --             --                21           116
   Shares Redeemed                                         --             --               (63)          (13)
                                                    ---------      ---------         ---------     ---------
   Total Advisor Class Transactions                        --             --               (42)          103
                                                    ---------      ---------         ---------     ---------
   Increase (Decrease) in Net Assets Derived from
     Capital Share Transactions                           703        (19,642)          (68,347)      129,328
                                                    ---------      ---------         ---------     ---------
   Total Increase (Decrease) in Net Assets             (9,068)       (24,049)         (207,813)       98,917
                                                    ---------      ---------         ---------     ---------
NET ASSETS:
   Beginning of Period                                 34,675         58,724           524,431       425,514
                                                    ---------      ---------         ---------     ---------
   End of Period                                    $  25,607      $  34,675         $ 316,618     $ 524,431
                                                    =========      =========         =========     =========
SHARES ISSUED AND REDEEMED:
   PBHG Class
   Shares Issued                                          616          2,549             7,741        42,144
   Shares Issued upon Reinvestment of  Distributions       --             21                --            65
   Shares Redeemed                                       (593)        (3,804)          (13,517)      (33,511)
                                                    ---------      ---------         ---------     ---------
   Total PBHG Class Share Transactions                     23         (1,234)           (5,776)        8,698
                                                    ---------      ---------         ---------     ---------
   Advisor Class
   Shares Issued                                           --             --                 2             9
   Shares Redeemed                                         --             --                (6)           (1)
                                                    ---------      ---------         ---------     ---------
   Total Advisor Class Share Transactions                  --             --                (4)            8
                                                    ---------      ---------         ---------     ---------
   Net Increase (Decrease) in Shares Outstanding           23         (1,234)           (5,780)        8,706
                                                    =========      =========         =========     =========


                                                    ------------------------      -------------------------
                                                               PBHG                           PBHG
                                                           MID-CAP VALUE                 SMALL CAP VALUE
                                                               FUND                           FUND
                                                    ------------------------      -------------------------
                                                       4/1/02                         4/1/02
                                                         to          4/1/01             to          4/1/01
                                                       9/30/02         to             9/30/02         to
                                                     (Unaudited)     3/31/02        (Unaudited)     3/31/02
                                                    ------------  ----------      -------------   ---------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                     $     (643)   $     (559)     $   (1,010)    $   (2,011)
   Net Realized Gain (Loss) from Security
     Transactions                                      (12,076)       (7,584)        (34,497)        (7,360)
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments                     (96,368)       26,652         (48,584)        32,628
                                                    ----------    ----------      ----------      ---------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                        (109,087)       18,509         (84,091)        23,257
                                                    ----------    ----------      ----------      ---------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income                                    --            --              --             --
   Net Realized Gains from Security
     Transactions                                           --            --              --             --
                                                    ----------    ----------      ----------      ---------
   Total Distributions                                      --            --              --             --
                                                    ----------    ----------      ----------      ---------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                                        61,594       565,684          28,271        444,666
   Shares Issued upon Reinvestment of  Distributions     --            --              --             --
   Shares Redeemed                                    (124,252)     (350,309)       (103,052)      (426,850)
                                                    ----------    ----------      ----------      ---------
   Total PBHG Class Transactions                       (62,658)      215,375         (74,781)        17,816
                                                    ----------    ----------      ----------      ---------
   Advisor Class
   Shares Issued                                           306           124               1            234
   Shares Redeemed                                         (97)          (11)            (74)           (24)
                                                    ----------    ----------      ----------      ---------
   Total Advisor Class Transactions                        209           113             (73)           210
                                                    ----------    ----------      ----------      ---------
   Increase (Decrease) in Net Assets Derived from
     Capital Share Transactions                        (62,449)      215,488         (74,854)        18,026
                                                    ----------    ----------      ----------      ---------
   Total Increase (Decrease) in Net Assets            (171,536)      233,997        (158,945)        41,283
                                                    ----------    ----------      ----------      ---------
NET ASSETS:
   Beginning of Period                                 465,114       231,117         293,371        252,088
                                                    ----------    ----------      ----------      ---------
   End of Period                                    $  293,578    $  465,114      $  134,426     $  293,371
                                                    ==========    ==========      ==========     ==========
SHARES ISSUED AND REDEEMED:
   PBHG Class
   Shares Issued                                         4,271        36,386           1,545         22,423
   Shares Issued upon Reinvestment of  Distributions        --            --              --             --
   Shares Redeemed                                      (9,011)      (22,850)         (6,027)       (21,869)
                                                    ----------    ----------      ----------      ---------
   Total PBHG Class Share Transactions                  (4,740)       13,536          (4,482)           554
                                                    ----------    ----------      ----------      ---------
   Advisor Class
   Shares Issued                                            22             9              --             14
   Shares Redeemed                                          (8)           (1)             (5)            (1)
                                                    ----------    ----------      ----------      ---------
   Total Advisor Class Share Transactions                   14             8              (5)            13
                                                    ----------    ----------      ----------      ---------
   Net Increase (Decrease) in Shares Outstanding        (4,726)       13,544          (4,487)           567
                                                    ==========    ==========      ==========     ==========


PBHG FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (000)-- Continued
------------------------------------------------------------------------------------------------------------------------------------

                                               ------------------------------------       --------------------------------------
                                                                PBHG                                       PBHG
                                                           SPECIAL EQUITY                           DISCIPLINED EQUITY
                                                                FUND1                                      FUND3
                                               ------------------------------------       --------------------------------------
                                                 4/1/02                                      4/1/02
                                                   to          11/1/01      11/1/00            to         1/1/02       1/1/01
                                                 9/30/02         to           to             9/30/02        to           to
                                               (Unaudited)     3/31/02     10/31/01        (Unaudited)    3/31/02     12/31/01
                                               -----------  ----------    ---------       ------------  ---------    ----------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                $      93    $      76     $     196       $     325     $     152    $     668
   Net Realized Gain (Loss) from
     Security Transactions and Futures               753         (162)        5,544         (14,060)         (194)      (9,461)
   Net Realized Loss on Foreign
     Currency Transactions                            --           --            --              --            --           --
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments, Futures
     Contracts and Foreign Currency
       Transactions                               (8,316)       3,795        (5,124)        (14,291)        1,083        1,352
                                               ---------    ---------     ---------       ---------     ---------    ---------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                    (7,470)       3,709           616         (28,026)        1,041       (7,441)
                                               ---------    ---------     ---------       ---------     ---------    ---------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income                              --          (88)         (175)             --           (16)        (665)
   Return of Capital                                  --           --            --              --            --           --
   Net Realized Gains from Security
     Transactions                                     --           --        (4,885)             --            --           --
                                               ---------    ---------     ---------       ---------     ---------    ---------
   Total Distributions                                --          (88)       (5,060)             --           (16)        (665)
                                               ---------    ---------     ---------       ---------     ---------    ---------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                                   7,299        6,476        12,914           9,572        11,774       27,162
   Shares Issued upon Reinvestment of
      Distributions                                   --           83         4,635              --            16          651
   Shares Redeemed                                (6,321)      (1,602)      (25,714)        (27,169)       (6,231)     (43,221)
                                               ---------    ---------     ---------       ---------     ---------    ---------
   Total PBHG Class Transactions                     978        4,957        (8,165)        (17,597)        5,559      (15,408)
                                               ---------    ---------     ---------       ---------     ---------    ---------
   Advisor Class
   Shares Issued                                      --           --           408              --            --           --
   Shares Issued upon Reinvestment of
     Distributions                                    --            2           386              --            --           --
   Shares Redeemed                                    --      (1,015)       (4,528)              --            --           --
                                               ---------    ---------     ---------       ---------     ---------    ---------
   Total Advisor Class Transactions                   --       (1,013)       (3,734)             --            --           --
                                               ---------    ---------     ---------       ---------     ---------    ---------
   Increase (Decrease) in Net Assets Derived
     from Capital Share Transactions                 978        3,944       (11,899)        (17,597)        5,559      (15,408)
                                               ---------    ---------     ---------       ---------     ---------    ---------
   Total Increase (Decrease) in Net Assets        (6,492)       7,565       (16,343)        (45,623)        6,584      (23,514)
                                               ---------    ---------     ---------       ---------     ---------    ---------
NET ASSETS:
   Beginning of Period                            25,505       17,940        34,283         101,615        95,031      118,545
                                               ---------    ---------     ---------       ---------     ---------    ---------
   End of Period                               $  19,013    $  25,505     $  17,940       $  55,992     $ 101,615    $  95,031
                                               =========    =========     =========       =========     =========    =========
SHARES ISSUED AND REDEEMED:
   PBHG Class
   Shares Issued                                     536          496           975           1,046         1,156        2,555
   Shares Issued upon Reinvestment of
      Distributions                                   --            7           380              --             1           65
   Shares Redeemed                                  (508)        (120)       (2,131)         (3,036)         (612)      (4,107)
                                               ---------    ---------     ---------       ---------     ---------    ---------
   Total PBHG Class Share Transactions                28          383          (776)         (1,990)          545       (1,487)
                                               ---------    ---------     ---------       ---------     ---------    ---------
   Advisor Class 2
   Shares Issued                                      --           --            31              --            --           --
   Shares Issued upon Reinvestment of
      Distributions                                   --           --            31              --            --           --
   Shares Redeemed                                    --          (81)         (400)             --            --           --
                                               ---------    ---------     ---------       ---------     ---------    ---------
   Total Advisor Class Share Transactions             --          (81)         (338)             --            --           --
                                               ---------    ---------     ---------       ---------     ---------    ---------
   Net Increase (Decrease) in Shares
      Outstanding                                     28          302        (1,114)         (1,990)          545       (1,487)
                                               =========    =========     =========       =========     =========    =========

1. On December 14, 2001, the PBHG Special Equity Fund acquired the assets of the NWQ Special Equity Portfolio.
   The operations of the PBHG Special Equity Fund prior to the acquisition were those of the predecessor fund, the NWQ Special Equity Portfolio. The NWQ Special Equity Portfolio was a series of the UAM Funds, Inc.
2. Information presented for the PBHG Special Equity Fund represents the Institutional Service Class shares of the NWQ Special Equity Portfolio. Upon the business combination of the NWQ Special Equity Portfolio and the
   PBHG Special Equity Fund on December 14, 2001, the Institutional Service Class shares of the NWQ Special Equity
   Portfolio were fully liquidated and exchanged for PBHG Class shares of the PBHG Special Equity Fund.
   Reference Note 1 to Financial Statements.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                               -------------------------      ------------------------------------
                                                           PBHG                               PBHG
                                                    GLOBAL TECHNOLOGY &                       REIT
                                                    COMMUNICATIONS FUND                       FUND4
                                               -------------------------      ------------------------------------
                                                   4/1/02                       4/1/02
                                                     to         4/1/01            to         1/1/02       1/1/01
                                                   9/30/02        to            9/30/02        to           to
                                                 (Unaudited)    3/31/02       (Unaudited)    3/31/02     12/31/01
                                               -------------  ----------      -----------  ---------   -----------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                $     (230)    $    (728)      $   1,824    $   1,071   $    4,262
   Net Realized Gain (Loss) from
     Security Transactions and Futures            (12,252)      (36,403)          4,982        1,608       11,237
   Net Realized Loss on Foreign
     Currency Transactions                             --            (2)             --           --           --
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments, Futures
     Contracts and Foreign Currency
       Transactions                                (5,096)       26,319         (16,821)       5,837       (6,888)
                                               ----------     ---------       ---------    ---------   ----------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                    (17,578)      (10,814)        (10,015)       8,516        8,611
                                               ----------     ---------       ---------    ---------   ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income                               --            --          (1,873)        (867)      (4,401)
   Return of Capital                                   --            --              --           --         (358)
   Net Realized Gains from Security
     Transactions                                      --            --          (1,008)          --      (10,469)
                                               ----------     ---------       ---------    ---------   ----------
   Total Distributions                                 --            --          (2,881)        (867)     (15,228)
                                               ----------     ---------       ---------    ---------   ----------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                                    2,725        22,092          47,602       12,341       30,959
   Shares Issued upon Reinvestment of
      Distributions                                    --            --           1,290          327        4,727
   Shares Redeemed                                 (4,543)      (25,541)        (33,851)      (3,356)     (44,237)
                                               ----------     ---------       ---------    ---------   ----------
   Total PBHG Class Transactions                   (1,818)       (3,449)         15,041        9,312       (8,551)
                                               ----------     ---------       ---------    ---------   ----------
   Advisor Class
   Shares Issued                                       --            --             563          272        1,361
   Shares Issued upon Reinvestment of
     Distributions                                     --            --             384          132        3,139
   Shares Redeemed                                     --            --          (1,823)      (1,184)      (7,525)
                                               ----------     ---------       ---------    ---------   ----------
   Total Advisor Class Transactions                    --            --            (876)        (780)      (3,025)
                                               ----------     ---------       ---------    ---------   ----------
   Increase (Decrease) in Net Assets Derived
     from Capital Share Transactions               (1,818)       (3,449)         14,165        8,532      (11,576)
                                               ----------     ---------       ---------    ---------   ----------
   Total Increase (Decrease) in Net Assets        (19,396)      (14,263)          1,269       16,181      (18,193)
                                               ----------     ---------       ---------    ---------   ----------
NET ASSETS:
   Beginning of Period                             35,646        49,909          96,417       80,236       98,429
                                               ----------     ---------       ---------    ---------   ----------
   End of Period                               $   16,250     $  35,646       $  97,686    $  96,417   $   80,236
                                               ==========     =========       =========    =========   ==========
SHARES ISSUED AND REDEEMED:
   PBHG Class
   Shares Issued                                      943         4,813           5,008        1,346        3,166
   Shares Issued upon Reinvestment of
      Distributions                                    --            --             143           34          534
   Shares Redeemed                                 (1,590)       (5,523)         (3,609)        (363)      (4,555)
                                               ----------     ---------       ---------    ---------   ----------
   Total PBHG Class Share Transactions               (647)         (710)          1,542        1,017         (855)
                                               ----------     ---------       ---------    ---------   ----------
   Advisor Class 2
   Shares Issued                                       --            --              60           30          139
   Shares Issued upon Reinvestment of
      Distributions                                    --            --              43           14          358
   Shares Redeemed                                     --            --            (198)        (130)        (794)
                                               ----------     ---------       ---------    ---------   ----------
   Total Advisor Class Share Transactions              --            --             (95)         (86)        (297)
                                               ----------     ---------       ---------    ---------   ----------
   Net Increase (Decrease) in Shares
      Outstanding                                    (647)         (710)          1,447          931       (1,152)
                                               ==========     =========       =========    =========   ==========

                                               --------------------------   --------------------------
                                                           PBHG                   PBHG TECHNOLOGY &
                                                      STRATEGIC SMALL              COMMUNICATIONS
                                                       COMPANY FUND                     FUND
                                               --------------------------   --------------------------
                                                   4/1/02                       4/1/02
                                                     to          4/1/01           to          4/1/01
                                                   9/30/02         to           9/30/02         to
                                                 (Unaudited)     3/31/02     (Unaudited)     3/31/02
                                               ------------- -----------    ------------ -------------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                $     (430)   $     (875)    $   (2,772)  $     (9,139)
   Net Realized Gain (Loss) from
     Security Transactions and Futures            (13,017)       (5,950)      (303,435)      (855,133)
   Net Realized Loss on Foreign
     Currency Transactions                             --            --             --             --
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments, Futures
     Contracts and Foreign Currency
       Transactions                               (17,422)       12,900         (2,760)       659,933
                                               ----------    ----------     ----------   ------------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                    (30,869)        6,075       (308,967)      (204,339)
                                               ----------    ----------     ----------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income                               --            --             --             --
   Return of Capital                                   --            --             --             --
   Net Realized Gains from Security
     Transactions                                      --            --             --             --
                                               ----------    ----------     ----------   ------------
   Total Distributions                                 --            --             --             --
                                               ----------    ----------     ----------   ------------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                                   23,378        89,908         49,330      2,064,008
   Shares Issued upon Reinvestment of
      Distributions                                    --            --             --             --
   Shares Redeemed                                (19,429)      (86,071)       (90,412)    (2,199,759)
                                               ----------    ----------     ----------   ------------
   Total PBHG Class Transactions                    3,949         3,837        (41,082)      (135,751)
                                               ----------    ----------     ----------   ------------
   Advisor Class
   Shares Issued                                      100            --          2,586         10,528
   Shares Issued upon Reinvestment of
     Distributions                                     --            --             --             --
   Shares Redeemed                                     --            --           (484)          (196)
                                               ----------    ----------     ----------   ------------
   Total Advisor Class Transactions                   100            --          2,102         10,332
                                               ----------    ----------     ----------   ------------
   Increase (Decrease) in Net Assets Derived
     from Capital Share Transactions                4,049         3,837        (38,980)      (125,419)
                                               ----------    ----------     ----------   ------------
   Total Increase (Decrease) in Net Assets        (26,820)        9,912       (347,947)      (329,758)
                                               ----------    ----------     ----------   ------------
NET ASSETS:
   Beginning of Period                             86,243        76,331        591,379        921,137
                                               ----------    ----------     ----------   ------------
   End of Period                               $   59,423    $   86,243     $  243,432   $    591,379
                                               ==========    ==========     ==========   ============
SHARES ISSUED AND REDEEMED:
   PBHG Class
   Shares Issued                                    2,075         6,741          4,782         99,302
   Shares Issued upon Reinvestment of
      Distributions                                    --            --             --             --
   Shares Redeemed                                 (1,828)       (6,610)        (8,703)      (106,770)
                                               ----------    ----------     ----------   ------------
   Total PBHG Class Share Transactions                247           131         (3,921)        (7,468)
                                               ----------    ----------     ----------   ------------
   Advisor Class 2
   Shares Issued                                       10            --            270            700
   Shares Issued upon Reinvestment of
      Distributions                                    --            --             --             --
   Shares Redeemed                                     --            --            (51)           (12)
                                               ----------    ----------     ----------   ------------
   Total Advisor Class Share Transactions              10            --            219            688
                                               ----------    ----------     ----------   ------------
   Net Increase (Decrease) in Shares
      Outstanding                                     257           131         (3,702)        (6,780)
                                               ==========    ==========     ==========   ============

3. On January 11, 2002, the PBHG Disciplined Equity Fund acquired the assets of the Analytic Enhanced
   Equity Fund. The operations of the PBHG Disciplined Equity Fund prior to the acquisition were those of the predecessor fund, the Analytic Enhanced Equity Fund. The Analytic Enhanced Equity Fund was a series of the UAM Funds, Inc. II.
4. On December 14, 2001, the PBHG REIT Fund acquired the assets of the Heitman Real Estate Portfolio.
   The operations of the PBHG REIT Fund prior to the acquisition were those of the predecessor fund, the
   Heitman Real Estate Portfolio. The Heitman Real Estate Portfolio was a series of UAM Funds Trust.



            PBHG FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (000)-- Concluded
------------------------------------------------------------------------------------------------------------------------------------

                                                        -----------------------------------------      ---------------------------
                                                                          PBHG                                   PBHG
                                                                 IRA CAPITAL PRESERVATION                    CASH RESERVES
                                                                          FUND1                                  FUND
                                                        -----------------------------------------      --------------------------
                                                          4/1/02                                         4/1/02
                                                            to           11/1/01        11/1/00            to           4/1/01
                                                          9/30/02          to             to             9/30/02          to
                                                        (Unaudited)      3/31/02       10/31/01        (Unaudited)      3/31/02
                                                        -----------    ----------     ----------       -----------  ------------
INVESTMENT ACTIVITIES:
   Net Investment Income                                $ 16,922       $   4,553      $  1,954         $    586     $     12,850
   Net Realized Gain (Loss) from Security Transactions     2,234             495           352                --              (5)
   Net Change in Unrealized Depreciation on
     Investments and Wrapper Agreements                   (2,234)           (308)         (352)               --              --
                                                        --------       ---------      --------         ---------    ------------
   Net Increase in Net Assets Resulting from Operations   16,922           4,740         1,954               586          12,845
                                                        --------       ---------      --------         ---------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income                                 (17,000)         (4,757)       (1,978)             (586)        (12,919)
   Net Realized Gains from Security Transactions             --             (685)          --                --              --
                                                        --------       ---------      --------         ---------    ------------
   Total Distributions                                   (17,000)         (5,442)       (1,978)             (586)        (12,919)
                                                        --------       ---------      --------         ---------    ------------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                                         347,369         450,353        53,737            59,800      21,459,733
   Shares Issued upon Reinvestment of Distributions       16,935           5,324         1,718               473           9,841
   Redemption Fees                                            89              17            24               --              --
   Shares Redeemed                                       (15,616)         (8,286)       (8,222)          (63,894)    (21,887,450)
                                                        --------       ---------      --------         ---------    ------------
   Total PBHG Class Transactions                         348,777         447,408        47,257            (3,621)       (417,876)
                                                        --------       ---------      --------         ---------    ------------
   Advisor Class
   Shares Issued                                             100              --            --                --              --
   Shares Issued upon Reinvestment of Distributions            1              --            --                --              --
                                                        --------       ---------      --------         ---------    ------------
   Total Advisor Class Transactions                          101              --            --                --              --
                                                        --------       ---------      --------         ---------    ------------
   Increase (Decrease) in Net Assets Derived from
     Capital Share Transactions                          348,878         447,408        47,257            (3,621)       (417,876)
                                                        --------       ---------      --------         ---------    ------------
   Total Increase (Decrease) in Net Assets               348,800         446,706        47,233            (3,621)       (417,950)
                                                        --------       ---------      --------         ---------    ------------
NET ASSETS:
   Beginning of Period                                   518,004          71,298        24,065           107,513         525,463
                                                        --------       ---------      --------         ---------    ------------
   End of Period                                        $866,804       $ 518,004      $ 71,298         $ 103,892    $    107,513
                                                        ========       =========      ========         =========    ============
SHARES ISSUED AND REDEEMED:
   PBHG Class
   Shares Issued                                          34,732          45,035         5,373            59,800      21,459,733
   Shares Issued upon Reinvestment of Distributions        1,694             464           172               473           9,841
   Shares Redeemed                                        (1,557)           (828)         (822)          (63,894)    (21,887,450)
                                                        --------       ---------      --------         ---------    ------------
   Total PBHG Class Share Transactions                    34,869          44,671         4,723            (3,621)       (417,876)
                                                        --------       ---------      --------         ---------    ------------
   Advisor Class
   Shares Issued                                              10             --            --                --              --
                                                        --------       ---------      --------         ---------    ------------
   Total Advisor Class Share Transactions                     10             --            --                --              --
                                                        --------       ---------      --------         ---------    ------------
   Net Increase (Decrease) in Shares Outstanding          34,879          44,671         4,723            (3,621)       (417,876)
                                                        ========       =========      ========         =========    ============

1. On January 11, 2002, the PBHG IRA Capital Preservation Fund acquired the assets of the IRA Capital Preservation Portfolio.
   The operations of the PBHG IRA Capital Preservation Fund prior to the acquisition were those of the predecessor fund, the IRA Capital Preservation Portfolio. The IRA Capital Preservation Portfolio was a series of the UAM Funds Trust.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                                                                   PBHG FUNDS

                                                                                                         FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------
                                                                               For a Share Outstanding Throughout Each Period
                                                                      For the Six Months Ended September 30, 2002 (Unaudited)






                   Net                       Realized and                                    Net                     Net
                  Asset            Net        Unrealized    Distributions  Distributions    Asset                  Assets
                  Value        Investment      Gains or       from Net         from         Value                    End
                Beginning        Income        (Losses)      Investment       Capital        End         Total    of Period
                of Period        (Loss)      on Securities     Income          Gains      of Period     Return      (000)
-----------------------------------------------------------------------------------------------------------------------------


---------------------
PBHG CORE GROWTH FUND
---------------------
  PBHG CLASS
  2002 ** 1     $10.15            $(0.05)        $(2.52)          --           --          $  7.58      (25.32)%+ $   36,560
  2002 1         10.70             (0.13)         (0.42)          --           --            10.15       (5.14)%      53,514
  2001 1         30.25             (0.17)        (16.62)          --          $(2.76)        10.70      (59.85)%      63,359
  2000 1         14.06             (0.20)         16.39           --           --            30.25      115.15%      166,099
  1999 1         13.53             (0.14)          0.67           --           --            14.06        3.92%       86,485
  1998           10.34             (0.33)          3.52           --           --            13.53       30.85 %     165,510
-------------------------
PBHG EMERGING GROWTH FUND
-------------------------
  PBHG CLASS
  2002 ** 1     $14.23            $(0.07)        $(6.65)          --           --          $  7.51      (47.22)%+ $  194,725
  2002 1         15.96             (0.17)         (1.56)          --           --            14.23      (10.84)%     408,161
  2001 1         40.00             (0.10)        (21.81)          --          $(2.13)        15.96      (56.95)%     538,294
  2000 1         20.61             (0.21)         20.76           --           (1.16)        40.00      101.33%    1,336,938
  1999 1         25.83             (0.18)         (4.96)          --           (0.08)        20.61      (19.91)%     736,008
  1998           19.26             (0.24)          6.81           --           --            25.83       34.11 %   1,404,157
----------------
PBHG GROWTH FUND
----------------
  PBHG CLASS
  2002 ** 1     $18.94            $(0.09)        $(4.61)          --           --           $14.24      (24.82)%+ $1,279,079
  2002 1         21.74             (0.20)         (2.60)          --           --            18.94      (12.88)%   1,925,422
  2001 1         58.73             (0.20)        (30.53)          --          $(6.26)        21.74      (56.57)%   2,883,036
  2000 1         24.51             (0.33)         36.14           --           (1.59)        58.73      148.57%    6,465,234
  1999 1         28.23             (0.24)         (3.48)          --           --            24.51      (13.18)%   3,228,740
  1998           21.06             (0.26)          7.43           --           --            28.23       34.05 %   5,338,380

  ADVISOR CLASS
  2002 ** 1     $18.66            $(0.11)        $(4.54)          --           --           $14.01      (24.92)%+ $   36,124
  2002 1         21.46             (0.26)         (2.54)          --           --            18.66      (13.05)%      50,259
  2001 1         58.19             (0.30)        (30.17)          --          $(6.26)        21.46      (56.65)%      69,469
  2000 1         24.35             (0.42)         35.85           --           (1.59)        58.19      147.98%      143,937
  1999 1         28.12             (0.30)         (3.47)          --           --            24.35      (13.41)%      66,235
  1998           21.03             (0.15)          7.24           --           --            28.12       33.71 %      89,227
----------------------
PBHG LARGE CAP 20 FUND
----------------------
  PBHG CLASS
  2002 ** 1     $15.15            $(0.04)        $(3.90)          --           --           $11.21      (26.01)%+ $  216,132
  2002 1         17.81             (0.11)         (2.55)          --           --            15.15      (14.94)%     333,115
  2001 1         44.34             (0.12)        (22.04)          --          $(4.37)        17.81      (53.84)%     501,921
  2000 1         24.10             (0.25)         26.26           --           (5.77)        44.34      117.88%    1,083,460
  1999 1         15.98             (0.12)          8.46           --           (0.22)        24.10       52.52%      603,077
  1998            9.25             (0.07)          6.80           --           --            15.98       72.76%      192,631

  ADVISOR CLASS
  2002 ** 1     $15.10            $(0.06)        $(3.87)          --           --           $11.17      (26.03)%+ $       46
  2002 1         17.80             (0.16)         (2.54)          --           --            15.10      (15.17)%          60
  2001 1, 2      25.20             (0.02)         (7.38)          --           --            17.80      (29.37)%+         71
--------------------------
PBHG LARGE CAP GROWTH FUND
--------------------------
  PBHG CLASS
  2002 ** 1     $19.67            $(0.05)        $(4.70)          --           --           $14.92      (24.15)%+ $  179,035
  2002 1         22.90             (0.14)         (3.09)          --           --            19.67      (14.10)%     258,297
  2001 1         38.37             (0.05)        (13.48)          --          $(1.94)        22.90      (36.55)%     327,689
  2000 1         24.57             (0.23)         21.32           --           (7.29)        38.37       98.60%      256,965
  1999 1         22.69             (0.16)          3.53           --           (1.49)        24.57       15.90%      144,089
  1998           14.26             (0.19)          8.82           --           (0.20)        22.69       60.80 %     145,662

  ADVISOR CLASS
  2002 ** 1     $19.62            $(0.07)        $(4.69)          --           --           $14.86      (24.26)%+ $      107
  2002 1         22.89             (0.19)         (3.08)          --           --            19.62      (14.29)%         156
  2001 1, 2      29.10             (0.03)         (6.18)          --           --            22.89      (21.34)%+         79


                                             Ratio of Net
                                              Investment         Ratio         Ratio of Net
                   Ratio           Ratio        Income        of Expenses       Investment
                of Expenses     of Expenses      (Loss)       to Average       Income (Loss)
                to Average      to Average    to Average      Net Assets        to Average
                Net Assets      Net Assets    Net Assets      (Excluding        Net Assets
                (Excluding      (Including    (Including        Waivers         (Excluding    Portfolio
                  Expense         Expense       Expense       and Expense       Waivers and   Turnover
                Reduction)      Reduction)    Reduction)      Reduction)    Expense Reduction)  Rate
------------------------------------------------------------------------------------------------------------

---------------------
PBHG CORE GROWTH FUND
---------------------
  PBHG CLASS
  2002 ** 1        1.50%*         1.47%*       (1.21)%*         1.59%*         (1.33)%*       124.18%+
  2002 1           1.49%          1.47%        (1.17)%          1.49%          (1.19)%        226.55%
  2001 1           1.31%          1.31%        (0.73)%          1.31%          (0.73)%        133.31%
  2000 1           1.33%          1.33%        (1.02)%          1.33%          (1.02)%        312.32%
  1999 1           1.45%          1.45%        (1.16)%          1.45%          (1.16)%        120.93%
  1998             1.35%          1.35%        (1.07)%          1.35%          (1.07)%         72.78%
-------------------------
PBHG EMERGING GROWTH FUND
-------------------------
  PBHG CLASS
  2002 ** 1        1.51%*         1.51%*       (1.39)%*         1.51%*         (1.39)%*        83.80%+
  2002 1           1.39%          1.38%        (1.06)%          1.39%          (1.07)%        150.95%
  2001 1           1.26%          1.26%        (0.33)%          1.26%          (0.33)%         89.91%
  2000 1           1.24%          1.24%        (0.76)%          1.24%          (0.76)%        141.81%
  1999 1           1.34%          1.34%        (0.80)%          1.34%          (0.80)%        101.53%
  1998             1.27%          1.27%        (0.80)%          1.27%          (0.80)%         95.21%
----------------
PBHG GROWTH FUND
----------------
  PBHG CLASS
  2002 ** 1        1.37%*         1.36%*       (1.10)%*         1.37%*         (1.11)%*        85.07%+
  2002 1           1.33%          1.32%        (0.95)%          1.33%          (0.96)%        170.67%
  2001 1           1.25%          1.25%        (0.46)%          1.25%          (0.46)%        104.48%
  2000 1           1.23%          1.23%        (0.90)%          1.23%          (0.90)%        107.73%
  1999 1           1.32%          1.32%        (0.99)%          1.32%          (0.99)%         80.51%
  1998             1.26%          1.26%        (0.74)%          1.26%          (0.74)%         94.21%

  ADVISOR CLASS
  2002 ** 1        1.62%*         1.61%*       (1.35)%*         1.62%*         (1.36)%*        85.07%+
  2002 1           1.58%          1.57%        (1.20)%          1.58%          (1.22)%        170.67%
  2001 1           1.50%          1.50%        (0.71)%          1.50%          (0.71)%        104.48%
  2000 1           1.48%          1.48%        (1.15)%          1.48%          (1.15)%        107.73%
  1999 1           1.57%          1.57%        (1.24)%          1.57%          (1.24)%         80.51%
  1998             1.51%          1.51%        (1.02)%          1.51%          (1.02)%         94.21%
----------------------
PBHG LARGE CAP 20 FUND
----------------------
  PBHG CLASS
  2002 ** 1        1.43%*         1.41%*       (0.68)%*         1.43%*         (0.70)%*        93.02%+
  2002 1           1.36%          1.35%        (0.66)%          1.36%          (0.67)%        152.53%
  2001 1           1.23%          1.23%        (0.34)%          1.23%          (0.34)%        142.46%
  2000 1           1.23%          1.23%        (0.82)%          1.23%          (0.82)%        147.35%
  1999 1           1.27%          1.27%        (0.64)%          1.27%          (0.64)%         76.41%
  1998             1.41%          1.41%        (0.79)%          1.41%          (0.79)%         98.27%

  ADVISOR CLASS
  2002 ** 1        1.68%*         1.66%*       (0.92)%*         1.68%*         (0.94)%*        93.02%+
  2002 1           1.61%          1.60%        (0.91)%          1.61%          (0.92)%        152.53%
  2001 1, 2        1.54%*         1.54%*       (0.40)%*         1.54%*         (0.40)%*       142.46%+
--------------------------
PBHG LARGE CAP GROWTH FUND
--------------------------
  PBHG CLASS
  2002 ** 1        1.29%*         1.28%*       (0.61)%*         1.29%*         (0.62)%*        66.01%+
  2002 1           1.26%          1.25%        (0.62)%          1.26%          (0.63)%        148.93%
  2001 1           1.18%          1.18%        (0.14)%          1.18%          (0.14)%        146.18%
  2000 1           1.17%          1.17%        (0.79)%          1.17%          (0.79)%        184.36%
  1999 1           1.25%          1.25%        (0.71)%          1.25%          (0.71)%         46.16%
  1998             1.22%          1.22%        (0.79)%          1.22%          (0.79)%         46.56%

  ADVISOR CLASS
  2002 ** 1        1.54%*         1.53%*       (0.87)%*         1.54%*         (0.88)%*        66.01%+
  2002 1           1.51%          1.50%        (0.87)%          1.51%          (0.88)%        148.93%
  2001 1, 2        1.43%*         1.43%*       (0.42)%*         1.43%*         (0.42)%*       146.18%+


The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

FINANCIAL HIGHLIGHTS -- Continued
------------------------------------------------------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period
For the Six Months Ended September 30, 2002 (Unaudited)





                  Net                    Realized and                                        Net                      Net
                 Asset          Net       Unrealized      Distributions  Distributions      Asset                   Assets
                 Value      Investment     Gains or         from Net         from           Value                     End
               Beginning      Income       (Losses)        Investment       Capital          End          Total    of Period
               of Period      (Loss)     on Securities       Income          Gains        of Period      Return      (000)
------------------------------------------------------------------------------------------------------------------------------


-----------------
PBHG LIMITED FUND
-----------------
  PBHG CLASS
  2002 ** 1       $9.40      $(0.04)         $(4.09)        --              --            $  5.27      (43.94)%+  $   39,135
  2002 1           9.42       (0.10)           0.22         --            $ (0.14)           9.40        1.17%        74,076
  2001 1          23.11       (0.08)          (8.17)        --              (5.44)           9.42      (42.99)%       77,505
  2000 1          11.95       (0.12)          15.20         --              (3.92)          23.11      137.27%       155,130
  1999 1          14.08       (0.10)          (1.45)        --              (0.58)          11.95      (11.01)%      108,011
  1998             9.05       (0.10)           5.53         --              (0.40)          14.08       60.78 %      178,168
---------------------------
PBHG NEW OPPORTUNITIES FUND
---------------------------
  PBHG CLASS
  2002 ** 1      $26.11      $(0.12)         $(8.10)        --              --             $17.89      (31.48)%+  $   29,635
  2002 1          27.77       (0.30)          (1.36)        --              --              26.11       (5.98)%       47,813
  2001 1          98.19       (0.48)         (43.78)        --            $(26.16)          27.77      (54.38)%       65,357
  2000 1          16.47       (0.71)          85.60         --              (3.17)          98.19      529.94%       355,600
  1999 3          13.52       (0.01)           2.96         --              --              16.47       21.82%+       16,742
-----------------------
PBHG SELECT EQUITY FUND
-----------------------
  PBHG CLASS
  2002 ** 1      $22.74      $(0.09)         $(7.05)        --              --             $15.60      (31.40)%+  $  244,220
  2002 1          26.58       (0.25)          (3.59)        --              --              22.74      (14.45)%      413,134
  2001 1          77.81       (0.24)         (48.55)        --           $  (2.44)          26.58      (64.23)%      662,551
  2000 1          25.93       (0.34)          58.71         --              (6.49)          77.81      240.82%     1,691,298
  1999 1          24.15       (0.21)           1.99         --              --              25.93        7.37%       235,904
  1998            15.91       (0.44)           8.68         --              --              24.15       51.79 %      336,076
-----------------------
PBHG CLIPPER FOCUS FUND
-----------------------
  PBHG CLASS
  2002 **        $16.40       $0.06          $(3.97)        --              --             $12.49      (23.84)%+  $  580,964
  2002 4          15.92        0.20            2.34        $(0.14)        $ (1.92)          16.40       17.48%+      621,735
  2001 5          10.87        0.21            5.49         (0.21)          (0.44)          15.92       53.22%       272,069
  2000 5          12.19        0.16           (1.18)        (0.16)          (0.14)          10.87       (8.39)%       84,226
  1999 5,6        10.00        0.05            2.18         (0.04)          --***           12.19       22.33%+       64,135
-----------------------
PBHG FOCUSED VALUE FUND
-----------------------
  PBHG CLASS
  2002 ** 1      $16.20      $(0.04)         $(4.32)        --              --             $11.84      (26.91)%+  $   25,607
  2002 1          17.41       (0.04)          (1.03)       $(0.06)        $ (0.08)          16.20       (6.18)%       34,675
  2001 1          18.51        0.07           (0.74)        --              (0.43)          17.41       (3.59)%       58,724
  2000 1          10.46       (0.01)           8.93         --              (0.87)          18.51       89.17%        22,556
  1999 3          10.32       --               0.14         --              --              10.46        1.36%+        3,658
-------------------------
PBHG LARGE CAP VALUE FUND
-------------------------
  PBHG CLASS
  2002 ** 1      $13.34       $0.06          $(3.96)        --              --            $  9.44      (29.24)%+  $  316,518
  2002 1          13.90        0.03           (0.57)       $(0.02)          --              13.34       (3.86)%      524,236
  2001 1          11.97        0.21            2.21         (0.08)         $(0.41)          13.90       20.42%       425,414
  2000            13.85        0.12            1.78         (0.08)          (3.70)          11.97       14.25%        32,922
  1999            13.01        0.08            2.45         (0.10)          (1.59)          13.85       20.29%        44,922
  1998            10.11        0.02            3.84         (0.06)          (0.90)          13.01       39.47%        76,476
  ADVISOR CLASS
  2002 ** 1      $13.30       $0.04          $(3.94)        --              --            $  9.40      (29.32)%+  $      100
  2002 1          13.88       --              (0.58)        --              --              13.30       (4.15)%          195
  2001 1, 2       13.88        0.01           (0.01)        --              --              13.88        0.00%+          100


                                               Ratio of Net         Ratio      Ratio of Net
                  Ratio          Ratio          Investment       of Expenses    Investment
               of Expenses    of Expenses      Income (Loss)     to Average    Income (Loss)
               to Average     to Average        to Average       Net Assets     to Average
               Net Assets     Net Assets        Net Assets       (Excluding     Net Assets
               (Excluding     (Including        (Including         Waivers      (Excluding      Portfolio
                 Expense        Expense           Expense        and Expense    Waivers and     Turnover
               Reduction)     Reduction)        Reduction)       Reduction) Expense Reduction)    Rate
------------------------------------------------------------------------------------------------------------


-----------------
PBHG LIMITED FUND
-----------------
  PBHG CLASS
  2002 ** 1      1.49%*         1.49%*          (1.28)%*         1.49%*            (1.28)%*    82.34%+
  2002 1         1.41%          1.40%           (1.04)%          1.41%             (1.05)%    156.08%
  2001 1         1.33%          1.33%           (0.48)%          1.33%             (0.48)%     85.07%
  2000 1         1.32%          1.32%           (0.76)%          1.32%             (0.76)%    107.78%
  1999 1         1.40%          1.40%           (0.81)%          1.40%             (0.81)%    111.07%
  1998           1.40%          1.40%           (0.72)%          1.40%             (0.72)%     81.36%
---------------------------
PBHG NEW OPPORTUNITIES FUND
---------------------------
  PBHG CLASS
  2002 ** 1      1.50%*         1.50%*          (1.10)%*         1.50%*            (1.10)%*   172.97%+
  2002 1         1.44%          1.43%           (1.13)%          1.44%             (1.14)%    295.41%
  2001 1         1.34%          1.34%           (0.76)%          1.34%             (0.76)%    267.34%
  2000 1         1.34%          1.34%           (1.15)%          1.34%             (1.15)%    668.31%
  1999 3         1.50%*         1.50%*          (0.80)%*         1.59%*            (0.89)%*   109.43%+
-----------------------
PBHG SELECT EQUITY FUND
-----------------------
  PBHG CLASS
  2002 ** 1      1.47%*         1.44%*          (0.99)%*         1.47%*            (1.02)%*   221.37%+
  2002 1         1.38%          1.37%           (0.94)%          1.38%             (0.95)%    301.58%
  2001 1         1.26%          1.26%           (0.43)%          1.26%             (0.43)%    157.72%
  2000 1         1.18%          1.18%           (0.68)%          1.18%             (0.68)%    200.56%
  1999 1         1.34%          1.34%           (0.90)%          1.34%             (0.90)%     56.59%
  1998           1.35%          1.35%           (1.15)%          1.35%             (1.15)%     72.16%
-----------------------
PBHG CLIPPER FOCUS FUND
-----------------------
  PBHG CLASS
  2002 **        1.40%*         1.37%*           0.86%*          1.50%*             0.73%*     35.14%+
  2002 4         1.40%*         1.40%*           1.26%*          1.44%*             1.23%*     39.02%+
  2001 5         1.40%          1.40%            1.41%           1.41%              1.40%     111.00%
  2000 5         1.40%          1.40%            1.47%           1.47%              1.40%      54.00%
  1999 5,6       1.40%*         1.40%*           1.05%*          2.08%*             0.37%*     22.00%+
-----------------------
PBHG FOCUSED VALUE FUND
-----------------------
  PBHG CLASS
  2002 ** 1      1.46%*         1.44%*          (0.54)%*         1.46%*            (0.56)%*   140.51%+
  2002 1         1.37%          1.36%           (0.24)%          1.37%             (0.25)%    433.98%
  2001 1         1.34%          1.34%            0.37%           1.34%              0.37%     404.36%
  2000 1         1.50%          1.50%           (0.10)%          1.55%             (0.15)%    853.36%
  1999 3         1.50%*         1.50%*           0.09%*          2.67%*            (1.08)%*   173.09%+
-------------------------
PBHG LARGE CAP VALUE FUND
-------------------------
  PBHG CLASS
  2002 ** 1      1.09%*         1.00%*           0.95%*          1.09%*             0.86%*    218.13%+
  2002 1         1.14%          1.13%            0.24%           1.14%              0.24%     947.66%
  2001 1         1.16%          1.16%            0.91%           1.16%              0.91%    1184.89%
  2000           1.11%          1.11%            0.71%           1.11%              0.71%    1018.03%
  1999           1.01%          1.01%            0.59%           1.01%              0.59%     568.20%
  1998           1.17%          1.17%            0.98%           1.17%              0.98%     403.59%

  ADVISOR CLASS
  2002 ** 1      1.34%*         1.25%*           0.72%*          1.34%*             0.63%*    218.13%+
  2002 1         1.39%          1.38%           (0.04)%          1.39%             (0.04)%    947.66%
  2001 1, 2      1.40%*         1.40%*           0.39%*          1.40%*             0.39%*   1184.89%+


The accompanying notes are an integral part of the financial statements.

                                                                                                                PBHG FUNDS





                  Net                      Realized and                                   Net                     Net
                 Asset          Net         Unrealized     Distributions Distributions   Asset                  Assets
                 Value      Investment       Gains or        from Net       from         Value                    End
               Beginning      Income         (Losses)       Investment     Capital      End of       Total     of Period
               of Period      (Loss)       on Securities      Income        Gains       Period      Return       (000)
--------------------------------------------------------------------------------------------------------------------------


-----------------------
PBHG MID-CAP VALUE FUND
-----------------------
  PBHG CLASS
  2002 ** 1     $15.74        $(0.02)        $(3.89)         --             --          $11.83     (24.84)%+   $293,313
  2002 1         14.44         (0.02)          1.32          --             --           15.74       9.00%      464,987
  2001 1         13.82          0.09           1.20         $(0.03)        $(0.64)       14.44       9.43%      231,117
  2000 1         15.09         (0.02)          5.03          --             (6.28)       13.82      42.21%       60,690
  1999           15.30        --               0.92          --             (1.13)       15.09       8.35%       56,981
  1998 7         10.00         (0.01)          6.00          --             (0.69)       15.30      61.06%+      54,173
  ADVISOR CLASS
  2002 ** 1     $15.72        $(0.04)        $(3.88)         --             --          $11.80     (24.94)%+   $    265
  2002 1,8       13.90         (0.03)          1.85          --             --           15.72      13.09%+         127
-------------------------
PBHG SMALL CAP VALUE FUND
-------------------------
  PBHG CLASS
  2002 ** 1     $20.65        $(0.08)        $(6.74)         --             --          $13.83     (33.03)%+   $134,253
  2002 1         18.48         (0.14)          2.31          --             --           20.65      11.74%      290,007
  2001 1         18.75         (0.02)          0.58          --            $(0.83)       18.48       2.99%      251,994
  2000 1         11.38         (0.08)          7.45          --             --           18.75      64.76%       92,634
  1999 1         15.38         (0.09)         (3.06)         --             (0.85)       11.38     (20.93)%      69,787
  1998 7         10.00         (0.03)          6.15          --             (0.74)       15.38      62.27%+     125,834

  ADVISOR CLASS
  2002 ** 1     $20.60        $(0.10)        $(6.72)         --             --          $13.78     (33.11)%+   $    173
  2002 1         18.47         (0.22)          2.35          --             --           20.60      11.53%          364
  2001 1, 2      19.67         (0.02)         (1.18)         --             --           18.47      (6.10)%+         94
------------------------
PBHG SPECIAL EQUITY FUND
------------------------
  PBHG CLASS
  2002 **       $13.92         $0.05         $(3.75)         --             --          $10.22     (26.58)%+   $ 19,013
  2002 9         11.73          0.05           2.20         $(0.06)         --           13.92      19.20% +     25,505
  2001 10        13.28          0.08           0.09          (0.06)        $(1.66)       11.73       1.23%       16,996
  2000 10        11.84          0.07           1.55          (0.07)         (0.11)       13.28      13.80%       29,547
  1999 10        10.01          0.03           1.88          (0.03)         (0.05)       11.84      19.33%       16,406
  1998 10,11     10.00          0.02          (0.01)         --             --           10.01       0.10% +     14,167
----------------------------
PBHG DISCIPLINED EQUITY FUND
----------------------------
  PBHG CLASS
  2002 **       $10.42         $0.05         $(3.25)         --             --         $  7.22     (30.71)%+   $ 55,992
  2002 12        10.33          0.02           0.07          --***          --           10.42       0.89%+     101,615
  2001 13        11.09          0.07          (0.76)        $(0.07)         --           10.33      (6.22)%      95,031
  2000 13        12.31          0.06          (1.20)         (0.06)        $(0.02)       11.09      (9.33)%     118,545
  1999 13        10.90          0.10           2.06          (0.10)         (0.65)       12.31      20.06%      145,185
  1998 13         8.43          0.06           3.07          (0.07)         (0.59)       10.90      37.82%       33,889
--------------------------------------------
PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND
--------------------------------------------
  PBHG CLASS
  2002 ** 1      $3.80        $(0.03)        $(1.91)         --             --         $  1.86     (51.05)%+   $ 16,250
  2002 1          4.95         (0.08)         (1.07)         --             --            3.80     (23.23)%      35,646
  2001 1,14      10.00         (0.12)         (4.93)         --             --            4.95     (50.50)%+     49,909



                                               Ratio of Net                     Ratio of Net
                                                Investment         Ratio of      Investment
                   Ratio          Ratio           Income           Expenses    Income  (Loss)
                of Expenses    of Expenses        (Loss)          to Average     to Average
                to Average     to Average       to Average        Net Assets     Net Assets
                Net Assets     Net Assets       Net Assets        (Excluding     (Excluding
                (Excluding     (Including       (Including          Waivers        Waivers       Portfolio
                  Expense        Expense          Expense         and Expense    and Expense     Turnover
                Reduction)     Reduction)       Reduction)        Reduction)     Reduction)        Rate
----------------------------------------------------------------------------------------------------------------


-----------------------
PBHG MID-CAP VALUE FUND
-----------------------
  PBHG CLASS
  2002 ** 1        1.35%*         1.32%*          (0.33)%*           1.35%*        (0.36)%*       91.68%+
  2002 1           1.32%          1.31%           (0.15)%            1.32%         (0.15)%       236.85%
  2001 1           1.35%          1.35%            0.40%             1.35%          0.40%        248.10%
  2000 1           1.44%          1.44%           (0.15)%            1.44%         (0.15)%       742.57%
  1999             1.33%          1.33%            0.01%             1.33%          0.01%        732.73%
  1998 7           1.47%*         1.47%*          (0.17)%*           1.47%*        (0.17)%*      399.96%+

  ADVISOR CLASS
  2002 ** 1        1.60%*         1.57%*          (0.55)%*           1.60%*        (0.58)%*       91.68%+
  2002 1,8         1.55%*         1.54%*          (0.49)%*           1.55%*        (0.49)%*      236.85%+
-------------------------
PBHG SMALL CAP VALUE FUND
-------------------------
  PBHG CLASS
  2002 ** 1        1.50%*         1.48%*          (0.96)%*           1.55%*        (1.03)%*       55.87%+
  2002 1           1.48%          1.48%           (0.72)%            1.48%         (0.72)%       144.85%
  2001 1           1.49%          1.49%           (0.09)%            1.49%         (0.09)%       177.69%
  2000 1           1.50%          1.50%           (0.56)%            1.58%         (0.64)%       352.85%
  1999 1           1.48%          1.48%           (0.71)%            1.48%         (0.71)%       273.87%
  1998 7           1.49%*         1.49%*          (0.52)%*           1.49%*        (0.52)%*      263.04%+

  ADVISOR CLASS
  2002 ** 1        1.75%*         1.73%*          (1.21)%*           1.80%*        (1.28)%*       55.87%+
  2002 1           1.73%          1.73%           (1.12)%            1.73%         (1.12)%       144.85%
  2001 1, 2        1.73%*         1.73%*          (0.34)%*           1.73%*        (0.34)%*      177.69%+
------------------------
PBHG SPECIAL EQUITY FUND
------------------------
  PBHG CLASS
  2002 **          1.25%*         1.25%*           0.74%*            1.55%*         0.44%*        33.39%+
  2002 9           1.25%*         1.25%*           0.86%*            2.21%*        (0.10)%*       13.92%+
  2001 10          1.25%          1.25%            0.54%             1.54%          0.25%         66.00%
  2000 10          1.15%          1.15%            0.60%             1.66%          0.09%         49.00%
  1999 10          1.22%          1.22%            0.26%             1.70%         (0.22)%        26.00%
  1998 10,11       1.16%*         1.16%*           0.42%*            1.98%*        (0.41)%*       23.00%+
----------------------------
PBHG DISCIPLINED EQUITY FUND
----------------------------
  PBHG CLASS
  2002 **          0.99%*         0.99%*           0.83%*            1.19%*         0.63%*       114.98%+
  2002 12          0.99%*         0.99%*           0.63%*            1.33%*         0.29%*        65.99%+
  2001 13          0.99%          0.99%            0.64%             1.09%          0.54%        229.00%
  2000 13          0.97%          0.97%            0.53%             0.97%          0.53%        270.00%
  1999 13          0.99%          0.99%            1.08%             1.11%          0.96%        261.00%
  1998 13          1.26%          1.26%            0.78%             2.25%         (0.21)%       297.00%
--------------------------------------------
PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND
--------------------------------------------
  PBHG CLASS
  2002 ** 1        2.15%*         2.11%*          (1.88)%*           2.78%*        (2.55)%*       91.17%+
  2002 1           2.30%          2.15%           (1.75)%            2.60%         (2.20)%       192.61%
  2001 1,14        2.15%*         2.15%*          (1.57)%*           2.15%*        (1.57)%*      314.47%+


The accompanying notes are an integral part of the financial statements.


PBHG FUNDS

FINANCIAL HIGHLIGHTS -- Concluded
------------------------------------------------------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period
For the Six Months Ended September 30, 2002 (Unaudited)




                Net                  Realized and                                             Net                      Net
               Asset        Net       Unrealized  Distributions  Distributions               Asset                   Assets
               Value    Investment     Gains or     from Net         from       Return       Value                     End
             Beginning    Income       (Losses)    Investment       Capital       of          End       Total       of Period
             of Period    (Loss)     on Securities   Income          Gains      Capital    of Period   Return         (000)
------------------------------------------------------------------------------------------------------------------------------


--------------
PBHG REIT FUND
--------------
 PBHG CLASS
 2002 ** 1    $ 9.58     $ 0.17        $  (1.01)     $(0.17)          $(0.09)    --       $ 8.48       (8.91)%+  $   81,007
 2002 15        8.78       0.09            0.80       (0.09)           --        --         9.58       10.11%+       76,679
 2001 13        9.56       0.47            0.46       (0.45)           (1.21)   $(0.05)16   8.78       10.41%        61,378
 2000 13        8.04       0.36            1.60       (0.36)           --        (0.08)16   9.56       24.90%        75,013
 1999 13        8.62       0.43           (0.54)      (0.47)           --        --         8.04       (1.16)%       65,767
 1998 13       10.49       0.32           (1.88)      (0.31)           --        --         8.62      (15.12)%       79,717

 ADVISOR CLASS
 2002 **1     $ 9.55     $ 0.16        $  (1.00)     $(0.16)          $(0.09)    --       $ 8.46       (8.96)%+  $   16,679
 2002 15        8.75       0.09            0.79       (0.08)           --        --         9.55       10.08% +      19,738
 2001 13        9.55       0.43            0.45       (0.43)           (1.21)   $(0.04)16   8.75        9.88%  17    18,858
 2000 13        8.04       0.31            1.60       (0.33)           --        (0.07)16   9.55       24.22% 17     23,417
 1999 13        8.62       0.39           (0.53)      (0.44)           --        --         8.04       (1.62)% 17    29,502
 1998 13       10.50       0.25           (1.86)      (0.27)           --        --         8.62      (15.54)% 17    46,665
---------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
---------------------------------
 PBHG CLASS
 2002 ** 1    $13.37     $(0.06)       $  (4.45)      --               --        --       $ 8.86      (33.73)%+  $   59,330
 2002 1        12.08      (0.13)           1.42       --               --        --        13.37       10.68%        86,243
 2001 1        19.34      (0.11)          (4.55)      --              $(2.60)    --        12.08      (27.04)%       76,331
 2000 1        10.54      (0.13)          10.18       --               (1.25)    --        19.34       99.74%        75,225
 1999 1        12.89      (0.11)          (1.78)      --               (0.46)    --        10.54      (14.52)%       48,029
 1998           8.86      (0.11)           5.01       --               (0.87)    --        12.89       56.54%       111,983

 ADVISOR CLASS
 2002 ** 1,18 $ 9.57     $(0.01)       $  (0.70)      --               --        --       $ 8.86       (7.42)%+  $       93
-------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
-------------------------------------
 PBHG CLASS
 2002 ** 1    $14.79     $(0.07)       $  (8.01)      --               --        --       $ 6.71      (54.63)%+  $  237,306
 2002 1        19.70      (0.21)          (4.70)      --               --        --        14.79      (24.92)%      581,091
 2001 1        85.02      (0.46)         (59.61)      --              $(5.25)    --        19.70      (74.20)%      920,965
 2000 1        27.59      (0.54)          62.84       --               (4.87)    --        85.02      233.99%     3,843,946
 1999 1        19.27      (0.19)           8.80       --               (0.29)    --        27.59       45.33%       536,405
 1998          14.63      (0.23)           5.72       --               (0.85)    --        19.27       38.29%       495,697

 ADVISOR CLASS
 2002 ** 1    $14.75     $(0.08)       $  (7.98)      --               --        --       $ 6.69      (54.64)%+$      6,126
 2002 1        19.70      (0.23)          (4.72)      --               --        --        14.75      (25.13)%       10,288
 2001 1,2      34.43      (0.04)         (14.69)      --               --        --        19.70      (42.78)%+         172



                                             Ratio of Net          Ratio       Ratio of Net
                Ratio            Ratio        Investment        of Expenses     Investment
             of Expenses      of Expenses    Income (Loss)      to Average     Income (Loss)
             to Average       to Average      to Average        Net Assets      to Average
             Net Assets       Net Assets      Net Assets        (Excluding      Net Assets
             (Excluding       (Including      (Including          Waivers   (Excluding Waivers Portfolio
               Expense          Expense         Expense         and Expense     and Expense    Turnover
             Reduction)       Reduction)      Reduction)        Reduction)      Reduction)       Rate
-----------------------------------------------------------------------------------------------------------


--------------
PBHG REIT FUND
--------------
  PBHG CLASS
 2002 ** 1    1.19%*             1.18%*         3.67%*            1.29%*          3.56%*       59.55%+
 2002 15      1.36%*             1.36%*         4.20%*            1.47%*          4.09%*       25.08%+
 2001 13      1.14%              1.14%          4.57%             1.14%           4.57%       139.00%
 2000 13      1.36%              1.36%          4.14%             1.36%           4.14%        76.00%
 1999 13      1.25%              1.25%          5.12%             1.25%           5.12%        49.00%
 1998 13      1.22%              1.22%          3.14%             1.22%           3.14%        80.00%

 ADVISOR CLASS
 2002 **1     1.44%*             1.43%*         3.37%*            1.54%*          3.26%*       59.55%+
 2002 15      1.61%*             1.61%*         3.86%*            1.72%*          3.73%*       25.08%+
 2001 13      1.62%              1.62%          4.07%             1.62%           4.07%       139.00%
 2000 13      1.89%              1.89%          3.54%             1.89%           3.54%        76.00%
 1999 13      1.73%              1.73%          4.64%             1.73%           4.64%        49.00%
 1998 13      1.73%              1.73%          2.65%             1.73%           2.65%        80.00%
---------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
---------------------------------
PBHG CLASS
 2002 ** 1    1.50%*             1.49%*        (1.15)%*           1.53%*         (1.19)%*      60.89%+
 2002 1       1.50%              1.49%         (0.96)%            1.50%          (0.97)%      118.88%
 2001 1       1.50%              1.50%         (0.63)%            1.50%          (0.63)%      143.04%
 2000 1       1.50%              1.50%         (0.93)%            1.55%          (0.98)%      240.55%
 1999 1       1.50%              1.50%         (0.97)%            1.54%          (1.01)%      140.89%
 1998         1.45%              1.45%         (0.92)%            1.45%          (0.92)%      215.46%

 ADVISOR CLASS
 2002 **1,18  1.75%*             1.75%*        (1.35)%*           1.86%*         (1.46)%*      60.89%+
-------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
-------------------------------------
 PBHG CLASS
 2002 ** 1    1.59%*             1.56%*        (1.43)%*           1.59%*         (1.46)%*     126.08%+
 2002 1       1.39%              1.38%         (1.17)%            1.39%          (1.19)%      185.33%
 2001 1       1.25%              1.25%         (0.81)%            1.25%          (0.81)%      291.41%
 2000 1       1.19%              1.19%         (0.96)%            1.19%          (0.96)%      362.38%
 1999 1       1.34%              1.34%         (0.96)%            1.34%          (0.96)%      276.07%
 1998         1.30%              1.30%         (0.91)%            1.30%          (0.91)%      259.89%

 ADVISOR CLASS
 2002 ** 1    1.84%*             1.81%*        (1.68)%*           1.84%*         (1.71)%*     126.08%+
 2002 1       1.64%              1.63%         (1.42)%            1.64%          (1.44)%      185.33%
 2001 1,2     1.50%*             1.50%*        (0.58)%*           1.50%*         (0.58)%*     291.41%+


The accompanying notes are an integral part of the financial statements.


                                                                                                                      PBHG FUNDS





                 Net                             Realized and                                                Net
                Asset                             Unrealized   Distributions  Distributions                  Asset
                Value      NET                     Gains or      from Net        from          Reverse      Value
              Beginning  Investment  Redemption   (Losses)     Investment      Capital      Stock Split     End         Total
              of Period    Income      Fees      on Securities    Income         Gains        (Note 2)    of Period     Return
--------------------------------------------------------------------------------------------------------------------------------


----------------------------------
PBHG IRA CAPITAL PRESERVATION FUND
----------------------------------
  PBHG CLASS
  2002 **     $10.00        $0.22       --***      --           $(0.22)         --              --         $10.00       2.25%+
  2002 19      10.00         0.20       --***      --            (0.20)       $(0.04)          $0.04        10.00       1.98%+
  2001 10      10.00         0.61       $0.01      --            (0.62)         --              --          10.00       6.34%
  2000 10      10.00         0.65        0.01      --            (0.66)         --              --          10.00       6.80%
  1999 10,20   10.00         0.11       --         --            (0.11)         --              --          10.00       1.12%+

  ADVISOR CLASS
  2002 ** 21  $10.00        $0.07       --         --           $(0.07)         --              --         $10.00       0.69%+
-----------------------
PBHG CASH RESERVES FUND
-----------------------
  PBHG CLASS
  2002 **     $ 1.00        $0.01       --         --           $(0.01)         --              --          $1.00       0.56%+
  2002          1.00         0.03       --         --            (0.03)         --              --           1.00       2.55%
  2001          1.00         0.06       --         --            (0.06)         --              --           1.00       5.98%
  2000          1.00         0.05       --         --            (0.05)         --              --           1.00       4.81%
  1999          1.00         0.05       --         --            (0.05)         --              --           1.00       4.84%
  1998          1.00         0.05       --         --            (0.05)         --              --           1.00       5.13%



                                                     Ratio of Net      Ratio       Ratio of Net
                             Ratio        Ratio      Investment    of Expenses     Investment
                          of Expenses  of Expenses  Income (Loss)  to Average     Income (Loss)
                 Net      to Average   to Average    to Average    Net Assets      to Average
               Assets     Net Assets   Net Assets    Net Assets    (Excluding      Net Assets
                 End      (Excluding   (Including    (Including      Waivers   (Excluding Waivers  Portfolio
              of Period     Expense      Expense       Expense     and Expense     and Expense     Turnover
                (000)     Reduction)   Reduction)    Reduction)    Reduction)      Reduction)        Rate
--------------------------------------------------------------------------------------------------------------


----------------------------------
PBHG IRA CAPITAL PRESERVATION FUND
----------------------------------
  PBHG CLASS
  2002 **     $866,703       1.00%*       1.00%*       4.41%*        1.34%*          4.07%*       100.48%+
  2002 19      518,004       1.00%*       1.00%*       4.67%*        1.32%*          4.35%*       116.91%+
  2001 10       71,298       1.00%        1.00%        5.97%         1.62%           5.35%        196.00%
  2000 10       24,065       1.03%        1.03%        6.53%         1.84%           5.69%         72.00%
  1999 10,20       867       1.00%*       1.00%*       6.67%*       46.23%*        (38.56)%*      137.00%+

  ADVISOR CLASS
  2002 ** 21  $    101       1.25%*       1.25%*       4.10%*        1.59%*          3.76%*       100.48%+
-----------------------
PBHG CASH RESERVES FUND
-----------------------
  PBHG CLASS
  2002 **     $103,892       0.70%*       0.70%*       1.11%*        0.70%*          1.11%*       n/a
  2002         107,513       0.59%        0.58%        2.92%         0.59%           2.91%        n/a
  2001         525,463       0.52%        0.52%        5.78%         0.52%           5.78%        n/a
  2000         579,458       0.69%        0.69%        4.78%         0.69%           4.78%        n/a
  1999         144,239       0.70%        0.70%        4.72%         0.70%           4.72%        n/a
  1998         117,574       0.68%        0.68%        5.00%         0.68%           5.00%        n/a

*  Annualized
** For the six months ended September 30, 2002.
***Amount is less than $0.01 per share.
+  Total return and portfolio turnover have not been annualized.
1  Per share calculations were performed using average shares for the period.
2  The PBHG Large Cap 20 Fund Advisor Class, PBHG Large Cap Growth Fund Advisor Class, PBHG Large Cap Value Fund
   Advisor Class, PBHG Small Cap Value Fund Advisor Class and PBHG Technology & Communications Fund Advisor Class
   commenced operations on December 29, 2000.
3  The PBHG New Opportunities Fund and the PBHG Focused Value Fund commenced operations on February 12, 1999.
4  On December 14, 2001, the PBHG Clipper Focus Fund acquired the assets of the Clipper Focus Portfolio. The operations of the PBHG Clipper Focus Fund prior to the acquisition were those of the predecessor fund, the
   Clipper Focus Portfolio. The Clipper Focus Portfolio was a series of the UAM Funds Trust.
5  For the year or period ended April 30.
6  The PBHG Clipper Focus Fund commenced operations on September 10, 1998.
7  The PBHG Mid-Cap Value Fund and the PBHG Small Cap Value Fund commenced operations on April 30, 1997.
8  The PBHG Mid-Cap Value Fund Advisor Class commenced operations on October 31, 2001.
9  On December 14, 2001, the PBHG Special Equity Fund acquired the assets of the NWQ Special Equity Portfolio. The operations of the PBHG Special Equity Fund prior to the acquisition were those of the predecessor fund, the NWQ
   Special Equity Portfolio. The NWQ Special Equity Portfolio was a series of the UAM Funds, Inc.
10 For the year or period ended October 31.
11 The PBHG Special Equity Fund commenced operations on November 4, 1997.
12 On January 11, 2002, the PBHG Disciplined Equity Fund acquired the assets of the Analytic Enhanced Equity Fund.
   The operations of the PBHG Disciplined Equity Fund prior to the acquisition were those of the predecessor fund, the Analytic Enhanced Equity Fund. The Enhanced Equity Fund was a series of the UAM Funds, Inc. II.
13 For the year ended December 31.
14 The PBHG Global Technology & Communications Fund commenced operations on May 31, 2000.
15 On December 14, 2001, the PBHG REIT Fund acquired the assets of the Heitman Real Estate Portfolio. The operations of the PBHG REIT Fund prior to the acquisition were those of the predecessor fund, the Heitman Real
   Estate Portfolio. The Heitman Real Estate Portfolio was a series of UAM Funds Trust.
16 Historically, the PBHG REIT Fund has distributed to its shareholders amounts approximating dividends received from the REITs. A portion of such distributions may include a return of capital.
17 The total returns prior to the acquisition do not include the sales charge. The Advisor Class of the Fund's predecessor carried a maximum front-end sales charge of 4.75%. Total Returns shown in the chart have been adjusted to reflect the elimination of the front-end sales charge. If the charge had been included, the returns would have been lower.
18 The PBHG Strategic Small Company Fund Advisor Class commenced operations on August 31, 2002.
19 On January 11, 2002, the PBHG IRA Capital Preservation Fund acquired the assets of the IRA Capital Preservation
   Portfolio. The operations of the PBHG IRA Capital Preservation Fund prior to the acquisition were those of the predecessor fund, the IRA Capital Preservation Portfolio. The IRA Capital Preservation Portfolio was a series of the UAM Funds Trust.
20 The PBHG IRA Capital Preservation Fund commenced operations on August 31, 1999.
21 The PBHG IRA Capital Preservation Fund Advisor Class commenced operations on July 31, 2002.


Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

PBHG FUNDS
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
As of September 30, 2002 (UNAUDITED)


1. ORGANIZATION
PBHG Funds (the "Fund"), a Delaware business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund became a Delaware statutory trust effective July 16, 2001 and changed its name from The PBHG Funds, Inc. The Fund currently offers twenty-one series: the PBHG Core Growth Fund (the "Core Growth Fund"), the PBHG Emerging Growth Fund (the "Emerging Growth Fund"), the PBHG Growth Fund (the "Growth Fund"), the PBHG Large Cap 20 Fund (the "Large Cap 20 Fund"), the PBHG Large Cap Growth Fund (the "Large Cap Growth Fund"), the PBHG Limited Fund (the "Limited Fund"), the PBHG New Opportunities Fund (the "New Opportunities Fund"), the PBHG Select Equity Fund (the "Select Equity Fund"), the PBHG Clipper Focus Fund (the "Clipper Focus Fund"), the PBHG Focused Value Fund (the "Focused Value Fund"), the PBHG Large Cap Value Fund (the "Large Cap Value Fund"), the PBHG Mid-Cap Value Fund (the "Mid-Cap Value Fund"), the PBHG Small Cap Value Fund (the "Small Cap Value Fund"), the PBHG Special Equity Fund (the "Special Equity Fund", the PBHG Disciplined Equity Fund (the "Disciplined Equity Fund"), the PBHG Global Technology & Communications Fund (the "Global Technology & Communications Fund"), the PBHG REIT Fund (the "REIT Fund"), the PBHG Strategic Small Company Fund (the "Strategic Small Company Fund"), the PBHG Technology & Communications Fund (the "Technology & Communications Fund"), the PBHG IRA Capital Preservation Fund (the "IRA Capital Preservation Fund") and the PBHG Cash Reserves Fund (the "Cash Reserves Fund") (each a "Portfolio" and, collectively, the "Portfolios"). Each Portfolio is classified as a diversified management investment company, with the exception of the Large Cap 20, Clipper Focus, Focused Value, Technology & Communications, and Global Technology & Communications Funds, which are classified as non-diversified management investment companies. Each Portfolio's prospectus provides a description of its investment objectives, policies and investment strategies. The Fund is registered to offer two classes of shares, PBHG Class and Advisor Class. Currently, the Advisor Class of shares is only offered by the Growth, Large Cap 20, Large Cap Growth, Large Cap Value, Mid-Cap Value, Small Cap Value, REIT, Strategic Small Company, Technology & Communications and IRA Capital Preservation Funds. The assets of each Portfolio are segregated, and a shareholders interest is limited to the Portfolio in which shares are held.

The Clipper Focus, REIT, IRA Capital Preservation, Special Equity and Disciplined Equity Funds (each an "Acquiring Fund" and collectively the "Acquiring Funds") have each acquired all of the assets of the Clipper Focus, Heitman Real Estate and IRA Capital Preservation Portfolios of UAM Funds Trust, the NWQ Special Equity Portfolio of UAM Funds, Inc. and the Analytic Enhanced Equity Fund of UAM Funds, Inc. II, respectively (each an "Acquired Fund" and collectively the "Acquired Funds"). Following approval by their respective Boards and shareholders, the tax-free reorganizations for the Clipper Focus, NWQ Special Equity and Heitman Real Estate Portfolios took place on December 14, 2001 and the tax-free reorganizations of the Enhanced Equity Fund and the IRA Capital Preservation Portfolio took place on January 11, 2002. All of the shareholders of the Acquired Funds received PBHG Class shares of the respective Acquiring Funds, except that the Advisor Class shareholders of Heitman Real Estate Portfolio received Advisor Class shares of REIT Fund. Each shareholder of an Acquired Fund received a number of shares of the corresponding Acquiring Fund with an aggregate net asset value equal to that of his or her shares of the Acquired Funds. The net assets upon reorganization, and the number of shares issued and redeemed by the corresponding Acquiring Funds, are as follows:

                                 NET ASSETS
                                    UPON      ACQUIRING FUND   ACQUIRED FUND
    ACQUIRING FUND             REORGANIZATION SHARES ISSUED    SHARES REDEEMED
--------------------------------------------------------------------------------

PBHG Clipper Focus Fund -
   PBHG Class                  $323,953,417    22,134,825     22,134,825

PBHG Special Equity Fund
   PBHG Class/Institutional
     Class                        9,703,207     1,575,743      1,512,416
   Advisor Class/Institutional
     Service Class                       --            --        64,928

PBHG Disciplined Equity Fund -
   PBHG Class                     95,694,351    9,274,069      9,274,069

PBHG REIT Fund
   PBHG Class/Institutional Class 60,671,839    7,022,527      7,022,527
   Advisor Class/Advisor Class    19,046,055    2,212,278      2,212,278

PBHG IRA Capital Preservation Fund -
   PBHG Class                    190,638,690   19,063,848     19,063,848

The assets of the Acquired Funds prior to the reorganization and the unrealized gain/(loss) included in the net assets were as follows:

                                                                      UNREALIZED
                                                       NET ASSETS      GAIN/(LOSS)
                                                        BEFORE        INCLUDED IN
                                                    REORGANIZATION     NET ASSETS
-----------------------------------------------------------------------------------
UAM Funds Trust Clipper Focus Portfolio1             $323,953,417      $14,367,725
UAM Funds, Inc. NWQ Special Equity Portfolio1          19,703,207          173,989
UAM Funds, Inc. II Analytic Enhanced Equity Fund1      95,694,351          692,256
UAM Funds Trust Heitman Real Estate Portfolio1         79,717,894        3,983,453
UAM Funds Trust IRA Capital Preservation Portfolio1   190,638,690         (713,818)

1DENOTES THE SURVIVING OR CONTINUING PORTFOLIO FOR PURPOSES OF MAINTAINING THE
 FINANCIAL STATEMENTS AND PERFORMANCE HISTORY IN THE POST-REORGANIZATION PORTFOLIOS.


2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Portfolios.

SECURITY VALUATION -- Investment securities of the Portfolios that are listed on a securities exchange or quoted on a national market system, and for which market quotations are readily available, are valued at the last quoted sales price at the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time). If there is no such reported sale, these securities and unlisted securities for which market quotations are not readily available, are valued at the last bid price. However, debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Foreign securities are valued based upon quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations, including the Wrapper Agreements, are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value. The values of investment securities held by the Cash Reserves Fund are stated at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Wrapper Agreements will generally be valued at the difference between the Book Value and Market Value (plus accrued interest) on the applicable covered assets and will either be reflected as an asset or liability of the IRA Capital Preservation Fund. The Board of Trustees has determined fair value procedures for the Wrapper Agreements.

                                                                      PBHG FUNDS


SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and distributions to shareholders are recognized on the ex-dividend date; interest income is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods.

DIVIDENDS -- Dividends from net investment income for the Portfolios are declared annually, if available, with the exception of the REIT, IRA Capital Preservation and Cash Reserves Funds. Dividends from net investment income for the REIT Fund are declared and paid on a quarterly basis. Dividends from net investment income for the IRA Capital Preservation and Cash Reserves Funds are declared daily and paid monthly. Distributions of net realized capital gains, for each Portfolio, are generally made to shareholders annually, if available.

To maintain a stable NAV, the IRA Capital Preservation Fund may have to declare and pay dividends in amounts that are not equal to the amount of net investment income it actually earns. This may cause the Portfolio to take some or all of the following actions: (i) if the Portfolio distributes more money than it actually earned through its investments, it may have to make a distribution that may be considered a return of capital or (ii) if the income the Portfolio receives exceeds the amount of dividends distributed, the Fund may have to distribute that excess income to shareholders and declare a reverse split of its shares. In order to comply with requirements of the Internal Revenue Code applicable to regulated investment companies, the Portfolio is required to distribute accumulated net realized gains, if any, on an annual basis. When such distributions are made, the immediate impact is a corresponding reduction in net asset value per share. Given the objective of the Portfolio to maintain a stable net asset value of $10 per share, the Portfolio intends to declare a reverse stock split immediately subsequent to any such distributions at a rate that will cause the total number of shares held by each shareholder, including shares acquired on reinvestment of that distribution to remain the same as before the distribution was paid and in effect reinstate a net asset value of $10 per share.

On December 12, 2001, the IRA Capital Preservation Fund declared a capital gain distribution to shareholders of record on December 12, 2001 in the amount of $0.0186 per share (the short-term capital gain distribution was $0.0178 per share and the long-term capital gain distribution was $0.0008 per share). On the same day, the Portfolio declared a reverse share split with a factor of 0.99814 in order to restore the Portfolio's net asset value per share to $10.00.

On January 9, 2002, the IRA Capital Preservation Fund declared a capital gain distribution to shareholders of record on January 9, 2002 in the amount of $0.0174 per share (the short-term capital gain distribution was $0.0136 per share and the long-term capital gain distribution was $0.0038 per share). On the same day, the Portfolio declared a reverse share split with a factor of 0.99826 in order to restore the Portfolio's net asset value per share to $10.00.

FOREIGN WITHHOLDING TAXES -- The Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Portfolio's accrue such taxes when the related income is earned.

NET ASSET VALUE PER SHARE -- The value of an individual share in a fund is computed by adding the value of the proportionate interest of each class in a Portfolio's securities, cash and other assets, subtracting the actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of the class.

REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by a third party custodian bank until the respective agreements mature. Provisions of the repurchase agreements and procedures adopted by the Fund's Board of Trustees require that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.

TBA PURCHASE COMMITMENTS -- The IRA Capital Preservation Fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of the Portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation" above.

MORTGAGE DOLLAR ROLLS -- The IRA Capital Preservation Fund may enter into mortgage dollar rolls (principally using TBA's) in which the Portfolio sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at an agreed-upon price on a fixed date. The Portfolio accounts for such dollar rolls as purchases and sales and receives compensation as consideration for entering into the commitment to repurchase. The Portfolio must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

The counterparty receives all principal and interest payments, including prepayments, made in respect of a security subject to such a contract while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The Portfolio engages in dollar rolls for the purpose of enhancing its yield, principally by earning a negotiated fee.

FOREIGN CURRENCY TRANSLATION-- The books and records of the Global Technology & Communications Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(I) market value of investment securities, other assets and liabilities at the current rate of exchange; and

(II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Global Technology & Communications Fund does not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The Global Technology & Communications Fund reports gains and losses on foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income or loss for Federal income tax purposes.

WRAPPER AGREEMENTS -- The IRA Capital Preservation Fund intends to enter into Wrapper Agreements with insurance companies, banks or other financial institutions ("Wrap Providers") that are rated, at the time of purchase, in one of the top two rating categories by a rating agency. A Wrapper Agreement is a derivative instrument that is designed to protect a portion of the Portfolio from investment losses and, under most circumstances, permit the Portfolio to maintain a constant NAV per share. There is no active trading market for Wrapper Agreements, and none is expected to develop; therefore, they will be considered illiquid.

Pursuant to the terms of the Wrapper Agreements, the sub-adviser will manage the Portfolio's securities to have an overall duration between 1.5 and 4.0 years. In addition, the terms of the Wrapper Agreements require the Portfolio to maintain minimum cash and cash equivalent balances. Throughout the term of the Wrapper Agreements, the Portfolio will pay the Wrap Providers an annual fee based on the Wrapper Agreements book value balance.

PBHG FUNDS

--------------------------------------------------------------------------------
As of September 30, 2002 (UNAUDITED)


The crediting rate used in computing book value is the actual yield of the covered assets, plus or minus the amortization of unrealized gain or loss on the covered assets, based on fluctuations in the market value of the covered assets. The crediting rate is calculated by a formula specified by each of the Wrapper Agreements and is adjusted periodically.

A default by the issuer of a Portfolio security or a Wrap Providers on its obligations may result in a decrease in the value of the Portfolio assets and, consequently, the shares. Wrapper Agreements generally do not protect the Portfolio from loss if an issuer of Portfolio securities defaults on payments of interest or principal. Additionally, a Portfolio shareholder may realize more or less than the actual investment return on the Portfolio securities depending upon the timing of the shareholder's purchases and redemption of shares, as well as those of other shareholders.

FUTURES CONTRACTS -- The Disciplined Equity Fund utilizes futures contracts primarily to hedge against changes in security prices. Upon entering into a futures contract, the Portfolio will deposit securities for the initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of ) the closing transactions and the Portfolio's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Portfolio could lose more than the original margin deposit required to initiate the futures transaction.
The Disciplined Equity Fund had the following futures contracts open as of September 30, 2002:

                                                                    UNREALIZED
                                          CONTRACT                 APPRECIATION/
CONTRACT                  NUMBER OF        VALUE                  (DEPRECIATION)
DESCRIPTION               CONTRACTS        (000)     EXPIRATION         (000)
--------------------------------------------------------------------------------

S&P 500 Composite Index      13           $2,649       Dec-02         $(164)
S&P 500 Composite Index
   E-Mini                     7             (285)      Dec-02            17
                                                                      ------
                                                                      $(147)
                                                                      =====

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- In connection with portfolio purchases and sales of securities denominated in a foreign currency, the Global Technology & Communications Fund may enter into forward foreign currency exchange contracts. Foreign currency exchange contracts are recorded at mar-ket value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Realized gains or losses arising from such transactions are included in net realized gain (loss) from foreign currency transactions. As of September 30, 2002, there were no outstanding forward foreign currency contracts.

OTHER -- Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are prorated to the Portfolios on the basis of relative net assets. Class specific expenses, such as 12b-1 service fees, are borne by that class. Income, other expenses and realized and unrealized gains and losses of a Portfolio are allocated to the respective class on the basis of the relative net assets each day.

The Fund has an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. The transfer agent expenses shown in the Statement of Operations are in total and do not reflect the expense reductions.

The IRA Capital Preservation Fund retains a redemption fee of 2.00% on redemptions of capital shares held for less than twelve months. For the six months ended September 30, 2002, there were $89,156 in redemption fees retained.

DIRECTED BROKERAGE -- Some Portfolios direct certain portfolio trades to brokers who pay a portion of their expenses. Under this arrangement, the following Portfolios had expenses reduced by the amounts shown below during the six months ended September 30, 2002:

Core Growth Fund                               $    6,104
Emerging Growth Fund                                4,863
Growth Fund                                       211,835
Large Cap 20 Fund                                  42,333
Large Cap Growth Fund                              20,813
Limited Fund                                          645
New Opportunities Fund                                515
Select Equity Fund                                 98,912
Clipper Focus Fund                                 99,337
Focused Value Fund                                  5,551
Large Cap Value Fund                              392,534
Mid-Cap Value Fund                                130,549
Small Cap Value Fund                               18,463
Global Technology & Communications Fund             5,518
REIT Fund                                           5,166
Strategic Small Company Fund                        3,150
Technology & Communications Fund                  105,150

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements, in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund and Pilgrim Baxter & Associates, Ltd. (the "Adviser") are parties to an Investment Advisory Agreement (the "Advisory Agreement"). Under the terms of the Advisory Agreement, the Adviser is paid a monthly fee that is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Portfolio. In the interest of limiting expenses of the Portfolios, the Adviser has entered into separate expense limitation agreements with the Fund ("Expense Limitation Agreements"), with respect to the PBHG Class and Advisor Class Shares of the Core Growth, Large Cap 20, Limited, New Opportunities, Clipper Focus, Focused Value, Large Cap Value, Mid-Cap Value, Small Cap Value, Special Equity, Disciplined Equity, Global Technology & Communications, REIT, Strategic Small Company and IRA Capital Preservation Funds, pursuant to which the Adviser has agreed to waive or limit its fees and to assume other expenses of these Portfolios to the extent necessary to limit the total annual expenses to a specified percentage of the Portfolios' average daily net assets, exclusive of certain expenses such as brokerage commissions, fees and expenses incurred under the Rule 12b-1 service plan and extraordinary expenses. In connection with Old Mutual plc's acquisition of Pilgrim Baxter's parent company, Old Mutual and Pilgrim Baxter have agreed to maintain these expense limitation agreements until March 31, 2003.
With respect to the Clipper Focus, Special Equity, Disciplined Equity, REIT and IRA Capital Preservation Funds, the Adviser may seek reimbursement by those Portfolios for any advisory fees waived or limited and other expenses paid by the Adviser to the Acquiring Funds after September 25, 2002. With respect to the other Portfolios, the Adviser may seek reimbursement for advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreements during the previous two fiscal years. In all cases, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's assets exceed $75 million; (ii) the Portfolio's total annual expense ratio is less than the specified percentage of the Portfolio's average daily net assets, and (iii) the payment of such reimbursement was approved by the Board of Trustees.

     PBHG FUNDS


The advisory fee and expense limitations are as follows:

                                     ADVISER         EXPENSE
                                        FEE        LIMITATION
--------------------------------------------------------------------------------
Core Growth Fund                      0.85%        1.50%
Emerging Growth Fund                  0.85%         n/a
Growth Fund                           0.85%         n/a
Large Cap 20 Fund                     0.85%       1.50%
Large Cap Growth Fund                 0.75%         n/a
Limited Fund                          1.00%       1.50%
New Opportunities Fund                1.00%        1.50%
Select Equity Fund                    0.85%         n/a
Clipper Focus Fund                    1.00%       1.50%
Focused Value Fund                    0.85%       1.50%
Large Cap Value Fund                   0.65%      1.50%
Mid-Cap Value Fund                    0.85%       1.50%
Small Cap Value Fund                  1.00%       1.50%
Special Equity Fund                    1.00%      1.50%
Disciplined Equity Fund               0.70%       1.50%
Global Technology & Communications
  Fund                                1.50%       2.15%
REIT Fund                             0.85%       1.50%
Strategic Small Company Fund          1.00%       1.50%
Technology & Communications Fund       0.85%        n/a
IRA Capital Preservation Fund*        0.60%       1.25%*
Cash Reserves Fund                    0.30%         n/a

* Effective September 26, 2002 the Adviser has agreed to voluntarily waive advisory fees to reduce the expense limitation to 1.00%.

The Adviser is entitled to receive the adviser fee disclosed in the above table, however the Adviser contractually agreed to, and did, waive a portion of its fee and receive a lower management fee for the Special Equity, Disciplined Equity, REIT and IRA Capital Preservation Funds until September 25, 2002. Effective September 26, 2002, the Adviser began receiving the full fee noted in the table above for these Portfolios. In addition, the expense limitations set forth for the Special Equity, Disciplined Equity, REIT, and IRA Capital Preservation Funds became effective September 26, 2002. Prior to that date, a lower expense limitation was in effect.

At September 30, 2002, the amount of advisory fee waiver and reimbursement of third party expenses by the Adviser subject to possible reimbursement for the Core Growth, Small Cap Value, Strategic Small Company, and Global Technology & Communications Funds was $21,767, $59,881, $11,038, and $203,259, respectively.

Prior to May 1, 2002, Pilgrim Baxter Value Investors, Inc. ("PBVI"), a wholly-owned subsidiary of the Adviser served as the sub-adviser to the Large Cap Value, Mid-Cap Value, Small Cap Value, Focused Value and the Strategic Small Company Funds. For its services provided pursuant to its Investment Sub-Advisory Agreement with the Adviser and the Fund, PBVI received a fee from the Adviser at an annual rate of 0.50%, 0.50%, 0.50%, 0.40% and 0.50%, respectively, of the average daily net assets of the Large Cap Value, Mid-Cap Value, Small Cap Value, Focused Value and the Strategic Small Company Funds. PBVI received no fees directly from the Large Cap Value, Mid-Cap Value, Small Cap Value, Focused Value or the Strategic Small Company Funds. On May 1, 2002, the assets of PBVI were merged into the Adviser. After this merger, the Adviser no longer pays sub-adviser fees to PBVI. The merger had no impact on the management of the Funds.

Wellington Management Company, LLP ("WMC") serves as the sub-adviser to the Cash Reserves Fund. For its services provided pursuant to the Investment Sub-Advisory Agreement with the Adviser and the Fund, WMC is entitled to receive a fee from the Adviser, computed daily and paid monthly, at an annual rate equal to 0.075% of the Cash Reserves Fund's average daily net assets up to and including $500 million and 0.020% of the Cash Reserves Fund's average daily net assets over $500 million, but subject to a minimum annual fee of $50,000. WMC may, from time to time, waive all or a portion of its fee from the Adviser. WMC receives no fees directly from the Cash Reserves Fund.

Pacific Financial Research, Inc. ("PFR") serves as the sub-adviser to the Clipper Focus Fund. For its services provided pursuant to the sub-advisory agreement, PFR is entitled to receive from the Adviser a sub-advisory fee equal to 0.40% of the Portfolio's average daily net assets. PFR receives no fees directly from the Clipper Focus Fund.

NWQ Investment Management Company ("NWQ") serves as the sub-adviser to the Special Equity Fund. For the services it provides pursuant to the sub-advisory agreement, NWQ is entitled to receive from the Adviser a sub-advisory fee that will be equal to one-half of the advisory fee received by the Adviser (less the amount of any expense reimbursements) after September 25, 2002. Prior to that date, NWQ received from the Adviser a sub-advisory fee equal to 0.85% of the assets transferred to the Special Equity Fund in connection with the reorganization and 0.425% of the average daily net assets after the reorganization (less the amount of any expense reimbursements) on other assets of the Portfolio. NWQ receives no fees directly from the Special Equity Fund.

Analytic Investors, Inc. ("Analytic") serves as the sub-adviser to the Disciplined Equity Fund. For the services it provides pursuant to the sub-advisory agreement, Analytic is entitled to receive from the Adviser a sub-advisory fee that will be equal to one-half of the advisory fee received by the Adviser (less the amount of any expense reimbursements) after September 25, 2002. Prior to that date, Analytic received from the Adviser a sub-advisory fee equal to 0.60% of the assets transferred to the Disciplined Equity Fund in connection with the reorganization and 0.30% of the average daily net assets (less the amount of any expense reimbursements) on other assets of the Portfolio. Analytic receives no fees directly from the Disciplined Equity Fund.

Heitman Real Estate Securities LLC ("Heitman") serves as the sub-adviser to the REIT Fund. For the services it provides pursuant to the sub-advisory agreement, Heitman is entitled to receive from the Adviser a sub-advisory fee that will be equal to one-half of the advisory fee received by the Adviser (less the amount of any expense reimbursements) after September 25, 2002. Prior to that date, Heitman received from the Adviser a sub-advisory fee equal to 0.75% of the first $100 million of the assets transferred to the REIT Fund in connection with the reorganization, 0.65% of the assets transferred to the REIT Fund in excess of $100 million and 0.37% of the average daily net assets (less the amount of any expense reimbursements) on other assets of the Portfolio. Heitman receives no fees directly from the REIT Fund.

Dwight Asset Management Company ("Dwight") serves as the sub-adviser to the IRA Capital Preservation Fund. For the services it provides pursuant to the sub-advisory agreement, Dwight is entitled to receive from the Adviser a sub-advisory fee that will be equal to one-half of the advisory fee received by the Adviser (less the amount of any expense reimbursements) after September 25, 2002. Prior to that date, Dwight received from the Adviser a sub-advisory fee equal to 0.50% of the assets transferred to the IRA Capital Preservation Fund in connection with the reorganization and 0.25% of the average daily net assets (less the amount of any expense reimbursements) on other assets of the Portfolio. Dwight receives no fees directly from the IRA Capital Preservation Fund.

PBHG Fund Services (the "Administrator"), a wholly owned subsidiary of the Adviser, provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator receives a fee, which is calculated daily and paid monthly, at an annual rate of 0.15% of the average daily net assets of each Portfolio.

SEI Investments Management Corporation, a wholly owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in SEI Mutual Funds Services (the "Sub-Administrator"). The Sub-Administrator assists the Administrator in providing administrative services to the Fund. For acting in this

PBHG FUNDS

--------------------------------------------------------------------------------
As of September 30, 2002 (UNAUDITED)


capacity, the Administrator pays the Sub-Administrator the following fees. The fee will be the greater of $50,000 per portfolio or at the annual rate of 0.0165% of the first $10 billion of the average daily net assets of (i) the Fund and (ii) PBHG Insurance Series Fund, another fund family managed by the Adviser (collectively known as the "PBHG Fund Family"), 0.0125% of the next $10 billion of the average daily net assets of each portfolio in the PBHG Fund Family, and 0.0100% of the average daily net assets of each portfolio in the PBHG Fund Family in excess of $20 billion.

SEI Investments has agreed to act as an agent in placing repurchase agreements for all Portfolios, except the Cash Reserves Fund. Listed below are the amounts SEI Investments earned for its services from each Portfolio, excluding the Cash Reserves Fund, for the six months ended September 30, 2002, and are reflected as a reduction of interest income.

Core Growth Fund                                  $    476
Emerging Growth Fund                                 4,583
Growth Fund                                         29,150
Large Cap 20 Fund                                    8,358
Large Cap Growth Fund                                4,044
Limited Fund                                         1,591
New Opportunities Fund                               1,742
Select Equity Fund                                  10,679
Clipper Focus Fund                                   7,322
Focused Value Fund                                     416
Large Cap Value Fund                                 2,988
Mid-Cap Value Fund                                   4,210
Small Cap Value Fund                                 1,628
Special Equity Fund                                    220
Disciplined Equity Fund                                217
Global Technology & Communications Fund                258
REIT Fund                                              599
Strategic Small Company Fund                         1,112
Technology & Communications Fund                     4,255
IRA Capital Preservation Fund                       32,596

The Fund has entered into a distribution agreement (the "Distribution Agreement") with PBHG Fund Distributors (the "Distributor") a wholly owned subsidiary of the Adviser. The Distributor receives no compensation for serving in such capacity. The Fund has adopted a Service Plan (the "Plan") on behalf of the Advisor Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides for the payment of a service fee by the Fund of 0.25% of the average daily net assets of the Advisor Class shares to the Distributor for providing or arranging with and paying others to provide personal service to shareholders of Advisor Class Shares and/or the maintenance of those accounts. Currently, only the Growth, Large Cap 20, Large Cap Growth, Large Cap Value, Mid-Cap Value, Small Cap Value, REIT, Strategic Small Company, IRA Capital Preservation and Technology & Communications Funds offer Advisor Class Shares. Of the service fees the Distributor received for the six months ended September 30, 2002, it retained $79, $81, $115, $139, $119, $8,356, $20, $21 and $128 from the Large Cap 20, Large Cap Growth, Large Cap Value, Mid-Cap Value, Small Cap Value, REIT, Strategic Small Company, IRA Capital Preservation and Technology & Communications Funds, respectively.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Fund. From time to time, the Fund may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Fund to persons who beneficially own interests in the Fund. Wachovia Bank, National Association ("Wachovia", formerly known as First Union National Bank), serves as the custodian for each of the Portfolios. Prior to May 1, 2002, the Northern Trust Company served as the custodian for the Global Technology & Communications Fund. Effective May 1, 2002, Wachovia serves as custodian for the Global Technology & Communications Fund.

The Fund has entered into a shareholder servicing agreement with PBHG Fund Services to provide shareholder support and other shareholder account-related services. PBHG Fund Services has, in turn, contracted with PBHG Shareholder Services, Inc. ("PBHGSS") to assist in the provision of those services. PBHGSS received no fees directly from the Portfolios. The shareholder service fees are reviewed semi-annually and approved annually by the Board of Trustees.

Shareholder service fees (including out of pocket expenses) paid to PBHG Fund Services for the six months ended September 30, 2002 were:

                                              AMOUNT
                                              ------
Core Growth Fund                            $  48,649
Emerging Growth Fund                          156,114
Growth Fund                                   515,293
Large Cap 20 Fund                             161,405
Large Cap Growth Fund                          79,994
Limited Fund                                   24,296
New Opportunities Fund                         15,532
Select Equity Fund                            225,443
Clipper Focus Fund                             45,547
Focused Value Fund                             14,147
Large Cap Value Fund                           65,845
Mid-Cap Value Fund                             74,235
Small Cap Value Fund                           34,780
Special Equity Fund                             3,876
Disciplined Equity Fund                         4,609
Global Technology & Communications Fund        57,228
REIT Fund                                      11,308
Strategic Small Company Fund                   24,897
Technology & Communications Fund              391,883
IRA Capital Preservation Fund                   8,568
Cash Reserves Fund                             54,267

On April 4, 2000, the Board of Trustees approved an agreement between the Fund and PBHG Fund Services to provide shareholder related web development and maintenance services. For its services over the six months ended September 30, 2002, PBHG Fund Services received a fee of $296,524, which was allocated to each fund quarterly based on average net assets. This amount is included in transfer agent expense on the Statement of Operations. The fee is reviewed semi-annually and approved annually by the Board of Trustees.

Officers and trustees of the Fund who are or were officers of the Adviser, Administrator, Sub-Administrator and the Distributor received no compensation from the Fund.


4.  INVESTMENT TRANSACTIONS

The cost of securities purchased and the proceeds from securities sold, other than short-term investments, for the Portfolios, excluding the Cash Reserves Fund, for the six months ended September 30, 2002 were as follows:

                                       PURCHASES       SALES
                                         (000)         (000)
                                   ------------  -------------
Core Growth Fund                   $     54,089  $     56,169
Emerging Growth Fund                    226,206       254,238
Growth Fund                           1,300,315     1,480,855
Large Cap 20 Fund                       222,098       248,534
Large Cap Growth Fund                   134,410       147,518
Limited Fund                             40,075        44,076
New Opportunities Fund                   55,236        59,406
Select Equity Fund                      622,811       646,152
Clipper Focus Fund                      380,414       217,681
Focused Value Fund                       42,537        41,984

     PBHG FUNDS


                                       PURCHASES       SALES
                                         (000)         (000)
                                    ------------     --------
Large Cap Value Fund                $   889,830      $950,882
Mid-Cap Value Fund                      343,931       379,752
Small Cap Value Fund                    113,277       173,596
Special Equity Fund                      10,803         7,985
Disciplined Equity Fund                  88,739       105,138
Global Technology & Communications Fund  21,137        23,689
REIT Fund                                74,520        58,161
Strategic Small Company Fund             45,555        42,779
Technology & Communications Fund        469,969       498,902
IRA Capital Preservation Fund           402,530        99,299

During the period ended September 30, 2002, the IRA Capital Preservation Fund purchased U.S. Government Securities of $680,032 and received proceeds from the sale of U.S. Government Securities of $584,047.

5.  FEDERAL TAX INFORMATION

Each Portfolio has qualified and intends to continue to qualify as a regulated investment company for Federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provision has been made for Federal income taxes.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences as of March 31, 2002, attributable to certain net operating losses which for tax purposes, are not available to offset future income, were reclassified to the following accounts:

                                                                INCREASE/              INCREASE/
                                                               (DECREASE)              (DECREASE)
                                           INCREASE/           ACCUMULATED            UNDISTRIBUTED
                                          (DECREASE)          NET REALIZED           NET INVESTMENT
                                        PAID IN-CAPITAL           GAIN                   INCOME
                                             (000)                (000)                   (000)
                                       ----------------       ----------            ---------------
Core Growth Fund                      $    (741)                   --               $    741
Emerging Growth Fund                     (5,529)                   --                  5,529
Growth Fund                             (24,769)                   --                 24,769
Large Cap 20 Fund                        (2,816)                   --                  2,816
Large Cap Growth Fund                    (1,929)                   --                  1,929
Limited Fund                               (832)                   --                    832
New Opportunities Fund                     (624)                   --                    624
Select Equity Fund                       (5,253)                   --                  5,253
Clipper Focus Fund                          (11)                   --                     11
Focused Value Fund                         (141)                   --                    141
Mid-Cap Value Fund                         (564)                   --                    564
Small Cap Value Fund                     (2,015)                   --                  2,015
Special Equity Fund                         (55)                 $(24)                    79
Disciplined Equity Fund                     (38)                   --                     38
Global Technology &
   Communications Fund                     (731)                   --                    731
Strategic Small Company Fund               (878)                   --                    878
Technology &
   Communications Fund                   (9,139)                   --                  9,139
IRA Capital Preservation Fund              (234)                   --                    234

These reclassifications had no effect on net assets or net asset value per share.



At March 31, 2002, the Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

                                                                   EXPIRING MARCH 31,
                                            ------------------------------------------------------------------
                                             2006          2007          2008           2009           2010           TOTAL
                                             (000)         (000)         (000)          (000)          (000)          (000)
                                            ------       --------      --------   ------------    -----------    -------------
Core Growth Fund                               --             --           --      $     2,944     $    65,057    $    68,001
Emerging Growth Fund                           --             --           --               --         271,959        271,959
Growth Fund                                    --             --           --               --       1,372,228      1,372,228
Large Cap 20 Fund                              --             --           --               --         264,338        264,338
Large Cap Growth Fund                          --             --           --           10,837         114,491        125,328
Limited Fund                                                  --           --               --           7,211          7,211
New Opportunities Fund                         --             --           --              137          23,166         23,303
Select Equity Fund                             --             --           --          226,961         877,966      1,104,927
Focused Value Fund                             --             --           --               --           3,069          3,069
Large Cap Value Fund                           --             --           --               --          50,113         50,113
Mid-Cap Value Fund                             --             --           --               --          10,427         10,427
Small Cap Value Fund                           --             --           --               --           4,539          4,539
Special Equity Fund                            --             --           --              134              --            134
Disciplined Equity Fund                    $2,263         $9,344         $195               --             174         11,976
Global Technology & Communications Fund        --             --           --            3,800           65,791        69,591
Strategic Small Company Fund                   --             --           --               --          10,148         10,148
Technology & Communications Fund               --             --           --          117,211        1,948,853     2,066,064
Cash Reserves Fund                             --             --           4                --               5              9

PBHG FUNDS

NOTES TO FINANCIAL STATEMENTS -- Concluded
--------------------------------------------------------------------------------
As of September 30, 2002 (UNAUDITED)


At September 30, 2002, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were different from amounts reported for financial reporting purposes.

The Federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Portfolio, excluding Cash Reserves Fund, at September 30, 2002 were as follows:

                                                                                           NET
                                                                                        UNREALIZED
                                        FEDERAL       UNREALIZED      UNREALIZED      APPRECIATION/
                                        TAX COST     APPRECIATION    DEPRECIATION    (DEPRECIATION)
                                         (000)          (000)           (000)            (000)
                                       --------        --------      -----------     --------------
Core Growth Fund                     $    36,791       $   3,061    $     (2,441)    $      620
Emerging Growth Fund                     234,193          22,045         (54,508)       (32,463)
Growth Fund                            1,315,208         143,796        (127,896)        15,900
Large Cap 20 Fund                        220,228           5,877         (20,978)       (15,101)
Large Cap Growth Fund                    193,106          12,112         (22,545)       (10,433)
Limited Fund                              43,179           4,602          (7,324)        (2,722)
New Opportunities Fund                    29,091           3,030          (3,091)           (61)
Select Equity Fund                       256,606          12,968         (23,914)       (10,946)
Clipper Focus Fund                       722,582          11,630        (155,686)      (144,056)
Focused Value Fund                        30,222             431          (5,584)        (5,153)
Large Cap Value Fund                     384,086           3,396         (59,239)       (55,843)
Mid-Cap Value Fund                       355,016          10,461         (70,989)       (60,528)
Small Cap Value Fund                     150,753          13,127         (28,484)       (15,357)
Special Equity Fund                       24,523             489          (6,220)        (5,731)
Disciplined Equity Fund                   66,345           1,509         (12,603)       (11,094)
Global Technology &
   Communications Fund                    21,851             183          (6,976)        (6,793)
REIT Fund                                105,098           3,038         (10,060)        (7,022)
Strategic Small
   Company Fund                           64,025           6,853         (11,548)        (4,695)
Technology &
   Communications Fund                   330,565           2,745         (83,654)       (80,909)
IRA Capital Preservation
   Fund                                1,003,347           3,594         (17,366)       (13,772)

6.  CONCENTRATIONS/RISKS

The Cash Reserves Fund invests primarily in a portfolio of money market instruments maturing in 397 days or less whose ratings are within one of the two highest ratings categories assigned by a nationally recognized statistical rating agency, or, if not rated, are believed to be of comparable quality. The ability of the issuers of the securities held by the Portfolio to meet their obligations may be affected by economic developments in a specific industry, state or region.

Certain funds invest a high percentage of their assets in specific sectors of the market, especially technology, health care, consumer cyclical, consumer non-cyclical, services and financial, in order to achieve a potentially greater investment return. As a result, the economic, political and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on the fund's net asset value and will cause its shares to fluctuate more than if the fund did not concentrate its investments in a particular sector. In addition, the Global Technology & Communications, REIT and Technology & Communications Funds are concentrated which means they will invest 25% or more of their net assets in specific industries in order to achieve a potentially greater investment return.

The Global Technology & Communications Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

7.  LINE OF CREDIT

Except for the PBHG Cash Reserves Fund, each Portfolio may borrow an amount up to its prospectus defined limitations, from a $250 million committed line of credit available to the Funds in the PBHG Fund Family.
Prior to June 5, 2002 the line of credit available to the Funds was $500 million. Borrowings from the line of credit will bear interest at the Federal Funds Rate plus 0.50%. The PBHG Fund Family pays an annual commitment fee of 0.10% of the outstanding committed amount. Each Fund is allocated a portion of this fee based on its net assets relative to the net assets of the PBHG FundFamily. The Funds had no outstanding borrowings at September 30, 2002 or at any time during the six months ended September 30, 2002.

8.  SUBSEQUENT EVENTS

On August 1, 2002, The John Nuveen Company acquired NWQ Investment Management Company, the sub-adviser to the PBHG Special Equity Fund, from Old Mutual plc. As a result of this transaction, the Board of Trustees of PBHG Funds has called a special meeting of PBHG Special Equity Fund shareholders to be held on December 5, 2002. At the meeting, PBHG Special Equity shareholders will be asked to approve a proposal to merge the PBHG Special Equity Fund into the Nuveen NWQ Multi-Cap Value Fund of Nuveen Investment Trust. If approved, the transaction will be completed at the close of business on December 6, 2002.

The Board of Trustees of PBHG Funds has called a special meeting of PBHG Global Technology & Communications Fund shareholders to be held on February 27, 2003 to approve a proposal to merge the PBHG Global Technology & Communications Fund into the PBHG Technology & Communications Fund. If approved, the transaction will be completed at the close of business on February 28, 2003.

PBHG FUNDS

TRUSTEES AND OFFICERS OF THE TRUST
------------------------------------------------------------------------------------------------------------------------------------
As of September 30, 2002 (UNAUDITED)


------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES*
------------------------------------------------------------------------------------------------------------------------------------


                                           TERM OF                                                NUMBER OF
                           POSITION       OFFICE AND                                            PORTFOLIOS IN         OTHER
                           HELD WITH      LENGTH  OF        PRINCIPAL OCCUPATION(S)           COMPLEX OVERSEEN   DIRECTORSHIPS
NAME, ADDRESS, AND AGE     THE FUND       TIME SERVED          DURING PAST 5 YEARS               BY TRUSTEE           HELD
------------------------------------------------------------------------------------------------------------------------------------
John R. Bartholdson         Trustee        Trustee        Chief Financial Officer, The Triumph        30       Director, The Triumph
1255 Drummers Lane,                        since          Group, Inc. (manufacturing) since 1992.              Group, Inc. since
Suite 200                                  1997                                                                1992
Wayne, PA 19087
(58)
------------------------------------------------------------------------------------------------------------------------------------
Jettie M. Edwards           Trustee        Trustee        Consultant, Syrus Associates                30       Trustee, Provident
76 Seaview Drive,                          since          (business andmarketing consulting                    Investment Counsel
Santa Barbara,                             1997           firm) since 1986.                                    Trust (investment
(56)                                                                                                           company-5 California
                                                                                                               93108 Portfolios)
                                                                                                               since 1992. Trustee,
                                                                                                               EQ Advisors Trust
                                                                                                               (investment company-
                                                                                                               39 Portfolios)
                                                                                                               since 1997
------------------------------------------------------------------------------------------------------------------------------------
Albert A. Miller            Trustee        Trustee        Senior Vice President, Cherry & Webb,       30       None
7 Jennifer Drive                           since          CWT Specialty Stores 1995-2000,
Holmdel, New Jersey 07733                  1997           Advisor and Secretary, the Underwoman
(68)                                                      Shoppes Inc. (retail clothing stores) 1980
                                                          to 2002. Merchandising Group Vice
                                                          President, R.H. Macy & Co. (retail
                                                          department stores), 1958-1995. Retired
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
------------------------------------------------------------------------------------------------------------------------------------
Harold J. Baxter**          Chairman of    Trustee        Chairman, Chief Executive Officer and       30       Director, Old Mutual
1400 Liberty Ridge Drive    the Board      since          Director, Pilgrim Baxter & Associates,               (US) Holdings, Inc.
Wayne, PA 19087-5593        and Trustee    1997           Ltd. since 1982. Trustee, the Administrator          since 1996
(56)                                                      since May 1996. Chairman, Chief
                                                          Executive Officer and Director, Pilgrim
                                                          Baxter Value Investors, Inc. June 1996 to
                                                          May 1, 2002. Trustee, PBHG Fund
                                                          Distributors since January 1998.
------------------------------------------------------------------------------------------------------------------------------------
 *Trustee of the Trust until such time as his or her successor is duly elected and appointed.

**Mr. Baxter is a trustee who may be deemed to be an "interested person" of the Trust, as that term is defined in the
  1940 Act, because he is a Director of the Adviser.
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS*
------------------------------------------------------------------------------------------------------------------------------------
Gary L. Pilgrim             President      President      President and Director, Pilgrim Baxter &    N/A      N/A
1400 Liberty Ridge Drive                   since          Associates, Ltd. since 1982. Trustee, the
Wayne, PA 19087-5593                                      PBHG Fund Services since May 1996.
(61)                                       1997           President and Director, Pilgrim Baxter
                                                          Value Investors, Inc. June 1996 to
                                                          May 1, 2002.
------------------------------------------------------------------------------------------------------------------------------------
Lee T. Cummings             Treasurer,     Treasurer      Vice President, Pilgrim Baxter &            N/A      N/A
1400 Liberty Ridge Drive    Chief          Chief          Associates, Ltd. since 2001 And Director
Wayne, PA 19087-5593        Financial      Financial      a of Mutual Fund Operations, Pilgrim
(39)                        Officer,       Officer,       Baxter & Associates, Ltd., 1996-2001
                            Controller     Controller     President, PBHG Shareholder Services,
                                           since          Inc. since 2001. President,  PBHG Fund
                                           1997           Distributors since 1999 and Treasurer,
                                                          PBHG Fund Services, May 1996-1999.
                                                          President, PBHG Fund Services since
                                                          December 1998.
------------------------------------------------------------------------------------------------------------------------------------
John M. Zerr                Vice           Vice           Senior Vice President, Pilgrim Baxter &     N/A      N/A
1400 Liberty Ridge Drive    President      President      Associates, Ltd. since 2001 and General
Wayne, PA 19087-5593        and Secretary  and            Counsel and Secretary, Pilgrim Baxter &
(40)                                       Secretary      Associates, Ltd. since November 1996.
                                           since          General Counsel and Secretary, Pilgrim
                                           1997           Baxter Value Investors, Inc. NovembeR
                                                          1996 to May 1, 2002. General Counsel
                                                          and Secretary, PBHG Fund Services
                                                          since January 1998. General Counsel
                                                          and Secretary, PBHG Fund Distributors
                                                          since January 1998.
------------------------------------------------------------------------------------------------------------------------------------

PBHG FUNDS

TRUSTEES AND OFFICERS OF THE TRUST -- Concluded
------------------------------------------------------------------------------------------------------------------------------------
As of September 30, 2002 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
OFFICERS* (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------


                                           TERM OF                                                NUMBER OF
                           POSITION       OFFICE AND                                            PORTFOLIOS IN         OTHER
                           HELD WITH      LENGTH  OF        PRINCIPAL OCCUPATION(S)           COMPLEX OVERSEEN   DIRECTORSHIPS
NAME, ADDRESS, AND AGE     THE FUND       TIME SERVED          DURING PAST 5 YEARS               BY TRUSTEE           HELD
------------------------------------------------------------------------------------------------------------------------------------
Meghan M. Mahon             Vice           Vice           Vice President and Assistant Secretary,     N/A              N/A
1400 Liberty Ridge Drive    President      President      Pilgrim Baxter & Associates, Ltd. since
Wayne, PA 19087-5593        and            and            2001 and Senior Counsel since January
(34)                        Assistant      Assistant      2002, Counsel, Pilgrim Baxter &
                            Secretary      Secretary      ssociates, Ltd. April 1998 to
                                           since          December 2001. Assistant Secretary,
                                           1998           Value Investors  January 2000 to
                                                          May 1, 2002, Senior Counsel January 2002
                                                          to May 1, 2002 and Counsel January 2000
                                                          to December 2001. Assistant Secretary,
                                                          PBHG Fund Services since January 2000,
                                                          Senior Counsel since January 2002, Counsel
                                                          January 2000 to December 31, 2001.
                                                          Assistant Vice President, Assistant
                                                          Secretary and Counsel, Delaware Management
                                                          Company, Inc. (investment adviser)
                                                          and the Delaware Investments Funds
                                                          (investment companies), 1997-1998.
                                                          Associate, Drinker Biddle & Reath, LLP
                                                          (law firm) 1994-1997.
------------------------------------------------------------------------------------------------------------------------------------
Robert E. Putney, III       Vice           Vice           Vice President, Senior Legal Counsel        N/A              N/A
1400 Liberty Ridge Drive    President      President      and Assistant Secretary, Pilgrim Baxter
Wayne, PA 19087-5593        and            and            & Associates, Ltd. since December
(42)                        Assistant      Assistant      2001; Director and Senior Counsel,
                            Secretary      Secretary      Merrill Lynch Investment Managers,
                                           since          L.P. and Princeton Administrators, L.P.
                                           2002           until December 2001; Secretary of
                                                          various Merrill Lynch and Mercury
                                                          open-end funds, as well as Somerset
                                                          Exchange Fund and The Europe Fund,
                                                          Inc., until December 2001.
------------------------------------------------------------------------------------------------------------------------------------
Brian C. Dillon             Vice           Vice           Chief Compliance Officer, Pilgrim           N/A              N/A
1400 Liberty Ridge Drive    President      President      Baxter & Associates, Ltd. since April
Wayne, PA 19087-5593                       since          2001. Chief Compliance Officer,
(39)                                       2001           PBHG Fund Services and PBHG
                                                          Fund Distributors since April 2001.
                                                          Pilgrim Baxter Value Investors, Inc.
                                                          April 2001 to May 1, 2002. Vice
                                                          President and Senior Compliance
                                                          Officer, Delaware Investments,
                                                          1995-2001.
------------------------------------------------------------------------------------------------------------------------------------
Stephen F. Panner           Assistant      Assistant      Fund Administration Manager,                N/A              N/A
1400 Liberty Ridge Drive    Treasurer      Treasurer      Pilgrim Baxter & Associates, Ltd.
Wayne, PA 19087-5593                       since          since 2000. Fund Accounting
(32)                                       2000           Manager, SEI Investments Mutual
                                                          Fund Services,
                                                          1997-2000, Fund
                                                          Accounting Supervisor,
                                                          SEI Investments Mutual
                                                          Fund Services,
                                                          1995-1997.
------------------------------------------------------------------------------------------------------------------------------------
William P. Schanne          Assistant      Assistant      Fund Administration Associate,              N/A              N/A
1400 Liberty Ridge Drive    Treasurer      Treasurer      Pilgrim Baxter & Associates, Ltd.
Wayne, PA 19087-5593                       since          since 2001. Fund Accounting
(30)                                       2001           Supervisor, PFPC Inc., 1999-2001.
                                                          Fund Accountant, PFPC Inc.,
                                                          1998-1999. Annuity Loan Officer
                                                          and Fund Auditor, Carpenters Health
                                                          and Welfare of Philadelphia,
                                                          1996-1998.
------------------------------------------------------------------------------------------------------------------------------------
John C. Munch               Vice           Vice           Vice President and Assistant Secretary      N/A              N/A
One Freedom Valley Drive    President      President      of the Administrator and Distributor
Oaks, PA 19456              and            and            since November 2001. Associate,
(31)                        Assistant      Assistant      Howard, Rice, Nemorvoski, Canady,
                            Secretary      Secretary      Falk & Rabkin (law firm), 1998-2001.
                                           since          Associate, Seward & Kissel LLP
                                           2002           (law firm), 1996-1998.
------------------------------------------------------------------------------------------------------------------------------------
Timothy D. Barto            Vice           Vice           Vice President and Assistant                N/A              N/A
One Freedom Valley Road     President      President      Secretary of SEI Investments Co. and
Oaks, PA 19456              and            and            Vice President and Assistant
(34)                        Assistant      Assistant      Secretary of SEI Investments Mutual
                            Secretary      Secretary      Fund Services and SEI Investments
                                           since          Distribution Co. since November
                                           1999           1999. Associate, Dechert Price &
                                                          Rhoads (law firm) 1997-1999.
------------------------------------------------------------------------------------------------------------------------------------

*Officer of the Trust until such time as his or her successor is duly elected and qualified.

                    [This page is intentionally left blank.]

[LOGO OMITTED]

P.O. BOX 219534
KANSAS CITY,MO  64121-9534

Investment Adviser:
PILGRIM BAXTER & ASSOCIATES,LTD.

Distributor:
PBHGFUND DISTRIBUTORS


This semi-annual report is for the information of PBHG Funds shareholders, but may be used with prospective investors when preceded or accompanied by a current prospectus for PBHG Funds and a performance update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

1.800.433.0051    WWW.PBHGFUNDS.COM

PBHG-SAR 2002
02-612

                            PART C: OTHER INFORMATION

Item 15.   INDEMNIFICATION

The Agreement and Declaration of Trust of the Registrant include the following:

                                  ARTICLE VIII
                   LIMITATION OF LIABILITY AND INDEMNIFICATION

         Section 8.1. Limitation of Liability. A Trustee or officer, when acting in such capacity, shall not be personally liable to any person for any act, omission or obligation of the Trust or any Trustee or officer; provided, however, that nothing contained herein or in the Delaware Act shall protect any Trustee or officer against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with the Trust.

         Section 8.2. Indemnification of Covered Persons. Every Covered Person shall be indemnified by the Trust to the fullest extent permitted by the Delaware Act, the Bylaws and other applicable law.

The Bylaws of the Registrant include the following:

                                  ARTICLE VIII

                                 INDEMNIFICATION

         Section 1. Indemnification. For the purpose of this Section 1, "Trust" includes any domestic or foreign predecessor entity of this Trust in a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction; "proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative; and "expenses" includes without limitation attorney's fees and any expenses of establishing a right to indemnification under this Section 1.

                  (a) The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Trust) by reason of the fact that such person is or was a Covered Person, against expenses, judgments, fines and amounts paid in settlements actually and reasonably incurred by such person in connection with such proceeding, if it is determined that person acted in good faith and reasonably believed: (a) in the case of conduct in his official capacity as a Covered Person, that his conduct was in the Trust's best interests and (b) in all other cases, that his conduct was at least not opposed to the Trust's best interests and (c) in the case of a criminal proceeding, that he had no reasonable cause to believe that his conduct was unlawful. The termination of any proceeding by judgment, order or settlement shall not, of itself, create a presumption that the person did not meet the requisite standard of conduct set forth in this Section 1. The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the person did not meet the requisite standard of conduct set forth in this Section 1.

                  (b) The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding by or in the right of the Trust to procure a judgment in its favor by reason of the fact that person is or was a Covered Person, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of such action or suit if that person acted in good faith, in a manner that person believed to be in the best interests of the Trust and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

                  (c) Notwithstanding any provision to the contrary contained herein, there shall be no right to indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Covered Person's office with the Trust.

         Section 2. Advance Payments of Indemnifiable Expenses. To the maximum extent permitted by law, the Trust or applicable Portfolio may advance to a Covered Person, in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding, expenses for which the Covered Person would ultimately be entitled to indemnification; provided that the Trust or applicable Portfolio has received an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Portfolio if it is ultimately determined that he is not entitled to indemnification for such expenses, and further provided that (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments, or
(iii) either a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust nor parties to the matter, or independent legal counsel in a written opinion shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification for such expenses.


ITEM 16.  EXHIBITS:

(1)      a)       Agreement and Declaration of Trust incorporated herein by
                  reference to  Post-Effective  Amendment  ("PEA") No. 47 to the
                  Registrant's  Registration Statement on Form N-1A filed May 8,
                  2001.

         (b) Amended Schedule A dated June 5, 2001 to Agreement and Declaration of Trust incorporated herein by reference to PEA No. 50 filed on August 14, 2001.

         (c) Amended Schedule A dated August 9, 2001 to Agreement and Declaration of Trust incorporated herein by reference to PEA No. 50 filed on August 14, 2001.

         (d) Amended Schedule A dated January 26, 2002 to Agreement and Declaration of Trust incorporated herein by reference to PEA No. 55 filed on July 26, 2002.
(2)      Bylaws incorporated herein by reference to PEA No. 47 filed May 8,
         2001.

(3)      Voting Trust Agreements - none.

(4) A copy of the form of the Plan of Reorganization is attached as Appendix I to the prospectus included in this Registration Statement.

(5)      Instruments Defining Rights of Security Holders.

         (a) Articles II, VI, VII and IX of the Agreement and Declaration of Trust incorporated by reference to PEA No. 47 filed May 8, 2001.

         (b) Article IV of the Bylaws incorporated by reference to PEA No. 47 filed May 8, 2001.

(6)      Investment Advisory Agreement.

         (a) Executed Investment Advisory Agreement dated July 11, 2001, by and between the Registrant, on behalf of each fund of the Registrant, and Pilgrim Baxter & Associates, Ltd. incorporated herein by reference to PEA No. 51 filed October 29, 2001.

                  (i) Executed Amended Schedule A dated October 23, 2001 to the Investment Advisory Agreement dated July 11, 2001 incorporated herein by reference to PEA No. 53 filed January 11, 2002.

         (b) Executed Investment Sub-Advisory Agreement dated July, 11, 2001 by and among the Registrant, on behalf of the PBHG Cash Reserve Fund, Pilgrim Baxter & Associates, Ltd. and Wellington Management Company, LLP incorporated herein by reference to PEA No. 55 filed July 26, 2002.

         (c) Executed Investment Sub-Advisory Agreement dated October 23, 2001 by and among the Registrant, on behalf of the PBHG IRA Capital Preservation Fund, Pilgrim Baxter & Associates, Ltd. and Dwight Asset Management Company incorporated herein by reference to PEA No. 53 filed January 11, 2002.

         (d) Executed Investment Sub-Advisory Agreement dated October 23, 2001 by and among the Registrant, on behalf of the PBHG Disciplined Equity Fund, Pilgrim Baxter & Associates, Ltd. and Analytic Investors, Inc. incorporated herein by reference to PEA No. 53 filed January 11, 2002.

         (e) Executed Investment Sub-Advisory Agreement dated October 23, 2001 by and among the Registrant, on behalf of the PBHG Special Equity Fund (formerly PBHG New Perspective Fund), Pilgrim Baxter & Associates, Ltd. and NWQ Investment Management Company incorporated herein by reference to PEA No. 53 filed January 11, 2002.

         (f) Executed Investment Sub-Advisory Agreement dated October 23, 2001 by and among the Registrant, on behalf of the PBHG REIT Fund, Pilgrim Baxter & Associates, Ltd. and Heitman Real Estate Securities LLC (formerly named Heitman/PRA Securities Advisors LLC) incorporated herein by reference to PEA No. 53 filed January 11, 2002.

         (g) Executed Investment Sub-Advisory Agreement dated October 23, 2001 by and among the Registrant, on behalf of the PBHG Clipper Focus Fund, Pilgrim Baxter & Associates, Ltd. and Pacific Financial Research, Inc. incorporated herein by reference to PEA No. 53 filed January 11, 2002.

         (h) Form of Interim Investment Sub-Advisory Agreement by and among the Registrant, on behalf of PBHG Special Equity Fund, Pilgrim Baxter & Associates, Ltd. and Investment Management Acquisition Company, LLC incorporated herein by reference to PEA No. 55 filed July 26, 2002.

         (i) Form of Escrow Agreement by and among the Registrant, on behalf of PBHG Special Equity Fund, Pilgrim Baxter & Associates, Ltd., NWQ Investment Management Company LLC and First Union National Bank incorporated herein by reference to PEA No. 55 filed July 26, 2002.

         (j) Form of Investment Sub-Advisory Agreement by and among the Registrant, on behalf of PBHG Special Equity Fund, Pilgrim Baxter & Associates, Ltd. and NWQ Investment Management Company LLC incorporated herein by reference to PEA No. 55 filed July 26, 2002.

(7) Distribution Agreement. Distribution Agreement dated January 25, 2001 by and between the Registrant and PBHG Fund Distributors incorporated herein by reference to PEA No. 53 filed January 11, 2002.

         (a) Schedule A dated October 29, 2001 to the Distribution Agreement dated January 25, 2001 incorporated herein by reference to PEA No. 53 filed January 11, 2002.

(8)      Not Applicable

(9)      Custodian Agreement.

         (a) Custodian Agreement between the Registrant and First Union National Bank incorporated herein by reference to PEA No. 54 filed on March 8, 2002.

(10)     (a)      Plan under Rule 12b-1. Form of Plan under rule 12b-1 with
                  respect to the Advisor Class Shares incorporated herein by reference to PEA No. 53 filed January 11, 2002.

         (b) Rule 18f-3 Multiple Class Plan. Form of Plan under Rule 18f-3 incorporated herein by reference to PEA No. 51 filed October 29, 2001.

                  (i) Amended Appendix A to 18f-3 Plan incorporated herein by reference to PEA No. 51 filed October 29, 2001.

(11) Opinion of Ballard Spahr Andrews & Ingersoll, LLP, regarding validity of shares to be issued and related consent incorporated herein by reference to the Registrant's Form N-14 filed November 22, 2002.

(12) Opinion of Ballard Spahr Andrews & Ingersoll, LLP, regarding tax matters and related consent incorporated herein by reference to the Registrant's Form N-14 filed November 22, 2002.

(13)     Other Material Contracts:

         (a) Executed Administrative Services Agreement dated January 25, 2001 by and between the Registrant and PBHG Fund Services incorporated herein by reference to PEA No. 53 filed January 11, 2002.

                  (i) Schedule A dated October 29, 2001 to the Administrative Services Agreement dated January 25, 2001 incorporated herein by reference to PEA No. 55 filed July 26, 2002.

         (b) Sub-Administrative Services Agreement dated January 1, 2001 by and between PBHG Fund Services and SEI Fund Resources incorporated herein by reference to PEA No. 47 filed May 8, 2001.

                  (i) Executed Schedule A dated October 29, 2001 to the Sub-Administrative Services Agreement dated January 1, 2001 incorporated herein by reference to PEA No. 53 filed January 11, 2002.

         (c) Executed Agency Agreement dated January 1, 1998 and Schedule A dated December 14, 2000 by and between the Registrant and DST Systems, Inc. incorporated herein by reference to PEA No. 42 filed December 15, 2000.

                  (i) Exhibit A dated October 29, 2001 to the Agency Agreement dated January 1, 1998 incorporated herein by reference to PEA No. 53 filed January 11, 2002.

         (d)      Expense Limitation Agreements.

                  (i) Expense Limitation Agreement dated July 11, 2001 between Pilgrim Baxter & Associates, Ltd. and the Registrant on behalf of PBHG Class Shares of certain funds incorporated herein by reference to PEA No. 55 filed July 26, 2002.

                  (ii) Expense Limitation Agreement dated July 11, 2002 between
                       Pilgrim Baxter & Associates, Ltd. and the Registrant, on behalf of Advisor Class shares of certain funds incorporated herein by reference to PEA No. 55 filed July 26, 2002.

                  (iii) Expense Limitation Agreement (15(f) Period) dated
                        October 23, 2001 between Pilgrim Baxter & Associates, Ltd.and the Registrant, on behalf of PBHG Class shares of certain funds incorporated herein by reference to PEA No. 55 filed July 26, 2002.

                  (iv) Expense Limitation Agreement (15(f) Period) dated October
                       23, 2001 between Pilgrim Baxter & Associates, Ltd. and the Registrant, on behalf of Advisor Class shares of certain funds incorporated herein by reference to PEA
                       No. 55 filed July 26, 2002.

                  (v) Expense Limitation Agreement effective September 26, 2002 between Pilgrim Baxter & Associates, Ltd. and the Registrant, on behalf of Advisor Class shares of certain funds incorporated herein by reference to PEA No. 55 filed July 26, 2002.

         (e) Executed Shareholder Services Agreement dated January 25, 2001 by and between the Registrant and PBHG Fund Services incorporated herein by reference to PEA No, 53 filed January 11, 2002.

         (f) Executed Shareholder Web Services Agreement dated January 25, 2001 by and between the Registrant and PBHG Fund Services incorporated herein by reference to PEA No. 53 filed January 11, 2002.

(14)              Consent of Pricewaterhouse Coopers LLP is filed herewith as
                  Exhibit 14.

(15)              Not Applicable

(16)              Not Applicable

(17) Form of Proxy related to the Special Meeting of Shareholders of PBHG Global Technology & Communications Fund is filed herewith as Exhibit 17.

Item 17.  Undertakings

         (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

As required by the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-14 has been signed on behalf of the Registrant by the undersigned, thereunto duly authorized, in Tredyffrin Township, and the Commonwealth of Pennsylvania on the 14th day of January, 2003.

                                   PBHG FUNDS
                                   Registrant

                                    By:      /s/ Harold J. Baxter
                                            ------------------------------------
                                            Harold J. Baxter
                                            Chairman and Trustee

         As required by the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the dates indicated.



SIGNATURE                                   TITLE                               DATE

 /s/ Harold J. Baxter                       Chairman and Trustee                January 14, 2003
------------------------------------
Harold J. Baxter

                                    *       Trustee                             January 14, 2003
------------------------------------
John R. Bartholdson

                                    *       Trustee                             January 14, 2003
------------------------------------
Jettie M. Edwards

                                    *       Trustee                             January 14, 2003
------------------------------------
Albert A. Miller

 /s/ Gary L. Pilgrim                        President                           January 14, 2003
------------------------------------
Gary L. Pilgrim

 /s/ Lee T. Cummings                        Treasurer, Chief Financial          January 14, 2003
------------------------------------        Officer and Controller
Lee T. Cummings


                                               *By      /s/ John M. Zerr
                                                        ----------------
                                                        John M. Zerr
                                                        Attorney-in-Fact


                                  EXHIBIT INDEX


14       Consent of Independent Auditors

17 Proxy Ballot for Special Meeting of Shareholders of PBHG Global Technology & Communications Fund